SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment	☐
Post-Effective Amendment No. 32 (File No. 333-146374)	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 33 (File No. 811-22127)	☒

COLUMBIA FUNDS VARIABLE SERIES TRUST II

50606 Ameriprise Financial Center

Minneapolis, MN 55474

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Columbia Variable Portfolio Funds

Prospectus May 1, 2013

Columbia Variable Portfolio – Balanced Fund (Class 3)

Columbia Variable Portfolio – Cash Management Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Diversified Bond Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 1, Class 2 and Class 3)

(formerly known as Columbia Variable Portfolio – Diversified Equity Income Fund)

Columbia Variable Portfolio – Emerging Markets Fund (Class 1, Class 2 and Class 3)

(formerly known as Columbia Variable Portfolio – Emerging Markets Opportunity Fund)

Columbia Variable Portfolio – Global Bond Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – High Yield Bond Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Income Opportunities Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – International Opportunity Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Large Cap Growth Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 1, Class 2 and Class 3)

(formerly known as Columbia Variable Portfolio – Dynamic Equity Fund)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – S&P 500 Index Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 1, Class 2 and Class 3)

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1, Class 2 and Class 3)

(formerly known as Columbia Variable Portfolio – Short Duration U.S. Government Fund)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 1, Class 2 and Class 3)

(formerly known as Columbia Variable Portfolio – Global Inflation Protected Securities Fund)

Variable Portfolio – Partners Small Cap Value Fund (Class 1, Class 2 and Class 3)

Variable Portfolio – Sit Dividend Growth Fund (Class 1, Class 2 and Class 3)

(formerly known as Variable Portfolio – Davis New York Venture Fund)

Variable Portfolio – Victory Established Value Fund (Class 1, Class 2 and Class 3)

(formerly known as Variable Portfolio – Goldman Sachs Mid Cap Value Fund)

Each of the above-named Funds may offer Class 1, Class 2 and/or Class 3 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and certain other institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

SUMMARIES OF THE FUNDS

Investment Objectives, Fees and Expenses of the Fund, Principal Investment Strategies, Principal Risks, Past Performance, Fund Management, Buying and Selling Shares, Tax Information, Financial Intermediary Compensation

Columbia VP – Balanced Fund	3p
Columbia VP – Cash Management Fund	8p
Columbia VP – Diversified Bond Fund	12p
Columbia VP – Dividend Opportunity Fund	18p
Columbia VP – Emerging Markets Fund	22p
Columbia VP – Global Bond Fund	27p
Columbia VP – High Yield Bond Fund	33p
Columbia VP – Income Opportunities Fund	38p
Columbia VP – International Opportunity Fund	43p
Columbia VP – Large Cap Growth Fund	47p
Columbia VP – Large Core Quantitative Fund	51p
Columbia VP – Mid Cap Growth Opportunity Fund	54p
Columbia VP – Mid Cap Value Opportunity Fund	58p
Columbia VP – S&P 500 Index Fund	62p
Columbia VP – Select Large-Cap Value Fund	66p
Columbia VP – Select Smaller-Cap Value Fund	70p
Columbia VP – U.S. Government Mortgage Fund	74p
VP – BlackRock Global Inflation-Protected Securities Fund	79p
VP – Partners Small Cap Value Fund	85p
VP – Sit Dividend Growth Fund	90p
VP – Victory Established Value Fund	94p

MORE INFORMATION ABOUT THE FUNDS

Investment Objectives, Principal Investment Strategies, Principal Risks, and Management

Columbia VP – Balanced Fund	98p
Columbia VP – Cash Management Fund	104p
Columbia VP – Diversified Bond Fund	107p
Columbia VP – Dividend Opportunity Fund	112p
Columbia VP – Emerging Markets Fund	115p
Columbia VP – Global Bond Fund	120p
Columbia VP – High Yield Bond Fund	126p
Columbia VP – Income Opportunities Fund	131p
Columbia VP – International Opportunity Fund	135p
Columbia VP – Large Cap Growth Fund	138p
Columbia VP – Large Core Quantitative Fund	141p
Columbia VP – Mid Cap Growth Opportunity Fund	143p
Columbia VP – Mid Cap Value Opportunity Fund	147p
Columbia VP – S&P 500 Index Fund	150p
Columbia VP – Select Large-Cap Value Fund	152p
Columbia VP – Select Smaller-Cap Value Fund	154p
Columbia VP – U.S. Government Mortgage Fund	157p
VP – BlackRock Global Inflation-Protected Securities Fund	161p
VP – Partners Small Cap Value Fund	167p
VP – Sit Dividend Growth Fund	173p
VP – Victory Established Value Fund	176p
Additional Investment Strategies and Policies	179p
Primary Service Providers	182p
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest	184p
Certain Legal Matters	184p
Buying and Selling Shares	185p
Description of the Share Classes	185p
Buying, Selling and Transferring Shares	186p
Distributions and Taxes	189p
Financial Highlights	191p

2p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

References to “Fund” throughout this prospectus refer to the above-named Columbia VP and VP funds singularly or collectively as the context requires. Each Fund is a series of Columbia Funds Variable Series Trust II (the Trust).

This prospectus may contain information on Funds and share classes not available under your Contract or to your Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for information regarding the investment options available to you.

Summary of Columbia VP – Balanced Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total investment return through a combination of capital growth and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class 3
Management fees	0.64%
Distribution and/or service (12b-1) fees	0.13%
Other expenses	0.15%
Total annual fund operating expenses	0.92%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the Fund for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in a mix of equity and debt securities. The Fund’s assets are allocated among equity and debt securities (which includes cash and cash equivalents) based on an assessment of the relative risks and returns of each asset class. The Fund generally will invest between 35% and 65% of its net assets in each asset class, and in any event will invest at least 25% and no more than 75% of its net assets in each asset class under normal circumstances.

With respect to its equity securities investments, which may include among other types of equity securities, common stocks, preferred stocks and securities convertible into common or preferred stocks, the Fund invests primarily in equity securities of companies that have large market capitalizations (generally over $5 billion).

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	3p

Columbia VP – Balanced Fund

With respect to its debt securities investments, the Fund invests primarily in securities that, at the time of purchase, are rated investment grade or are unrated but determined to be of comparable quality. These securities include debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, mortgage- and other asset-backed securities, and other intermediate- to long-term debt securities. The Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

The Fund may invest in derivatives such as futures (including treasury futures) and forward contracts, including, but not limited to TBA (To Be Announced) mortgage-backed securities. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

4p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Balanced Fund

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	5p

Columbia VP – Balanced Fund

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance as well as a secondary benchmark. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2009:	13.48%
Worst:	4th Quarter 2008:	–16.31%

6p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Balanced Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Balanced Fund:
Class 3	04/30/86	14.26%	2.77%	6.21%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		4.21%	5.95%	5.18%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Guy Pope, CFA	Portfolio Manager	2011
Leonard Aplet, CFA	Portfolio Manager	2011
Brian Lavin, CFA	Portfolio Manager	2011
Ronald Stahl, CFA	Portfolio Manager	2011
Gregory Liechty	Portfolio Manager	2011

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	7p

Summary of Columbia VP – Cash Management Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.33%		0.33%		0.33%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.14%		0.14%		0.14%
Total annual fund operating expenses	0.47%		0.72%		0.60%
Less: Fee waiver/expense reimbursement(a)	(0.02%	)	(0.02%	)	(0.02%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.45%		0.70%		0.58%
(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.45% for Class 1, 0.70% for Class 2 and 0.575% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$46	$149	$261	$590
Class 2	$72	$228	$399	$893
Class 3	$59	$190	$333	$748

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day to day.

8p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Cash Management Fund

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:

•

Invests substantially in securities rated in the highest short-term rating category, or deemed to be of comparable quality. However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality.

•	Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and its U.S. dollar-weighted average life to 120 days or less.

•	Buys obligations with remaining maturities of 397 days or less.

•	Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Asset-Backed Securities Risk. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Most asset-backed securities are subject to prepayment risk (i.e., the risk that the Fund will have to reinvest the money received in securities that have lower yields). Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of the Fund may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels).

Money Market Fund Risk. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the investment manager, the investment manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the investment manager or its affiliates would protect the Fund or redeeming shareholders against a loss of principal.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	9p

Columbia VP – Cash Management Fund

Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect the expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information, including current 7-day yield, can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2007:	1.21%
Worst:	1st Quarter 2010:	0.002%

10p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Cash Management Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Cash Management Fund:
Class 1	05/03/10	0.01%	0.47%	1.54%
Class 2	05/03/10	0.01%	0.47%	1.54%
Class 3	10/13/81	0.01%	0.48%	1.54%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	11p

Summary of Columbia VP – Diversified Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.41%	0.41%	0.41%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.13%	0.13%	0.13%
Total annual fund operating expenses	0.54%	0.79%	0.67%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$55	$173	$302	$677
Class 2	$81	$252	$439	$978
Class 3	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198% of the average value of its portfolio (181% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing up to 20% of net assets in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest in derivatives such as credit default swaps and futures contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

12p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Diversified Bond Fund

The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	13p

Columbia VP – Diversified Bond Fund

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

14p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Diversified Bond Fund

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	15p

Columbia VP – Diversified Bond Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2009:	5.48%
Worst:	4th Quarter 2008:	-2.82%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Diversified Bond Fund:
Class 1	05/03/10	7.70%	5.97%	5.05%
Class 2	05/03/10	7.49%	5.78%	4.88%
Class 3	10/13/81	7.56%	5.92%	5.02%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		4.21%	5.95%	5.18%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Carl W. Pappo, CFA	Lead Portfolio Manager	2011
Michael Zazzarino	Portfolio Manager	2011
Brian Lavin, CFA	Portfolio Manager	2011

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

16p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Diversified Bond Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	17p

Summary of Columbia VP – Dividend Opportunity Fund

(Formerly known as Columbia Variable Portfolio – Diversified Equity Income Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.57%	0.57%	0.57%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.12%	0.12%	0.12%
Total annual fund operating expenses	0.69%	0.94%	0.82%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$70	$221	$384	$859
Class 2	$96	$300	$520	$1,155
Class 3	$84	$262	$455	$1,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks.

The selection of dividend paying stocks is the primary decision in building the investment portfolio. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The Fund may invest in derivatives, such as structured investments, for investment purposes, for risk management (hedging) purposes and to increase investment flexibility.

18p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Dividend Opportunity Fund

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Structured Investment. The Fund may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities (or illiquid), and the price of structured instruments may be more volatile. In some cases, depending on its terms, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. The Fund’s use of structured instruments may not work as intended. If the Investment Manager chooses to use structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	19p

Columbia VP – Dividend Opportunity Fund

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2003:	22.69%
Worst:	4th Quarter 2008:	-23.96%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Dividend Opportunity Fund:
Class 1	05/03/10	14.10%	-0.73%	8.97%
Class 2	05/03/10	13.86%	-0.94%	8.78%
Class 3	10/13/81	13.99%	-0.81%	8.92%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)		17.51%	0.59%	7.38%

20p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Dividend Opportunity Fund

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Steve Schroll	Portfolio Manager	2003
Paul Stocking	Portfolio Manager	2006
Dean A. Ramos, CFA	Portfolio Manager	March 2013

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	21p

Summary of Columbia VP – Emerging Markets Fund

(Formerly known as Columbia Variable Portfolio – Emerging Markets Opportunity Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	1.07%		1.07%		1.07%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.22%		0.22%		0.22%
Total annual fund operating expenses	1.29%		1.54%		1.42%
Less: Fee waiver/expense reimbursement(a)	(0.04%	)	(0.04%	)	(0.04%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	1.25%		1.50%		1.38%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 1.25% for Class 1, 1.50% for Class 2 and 1.375% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$127	$405	$704	$1,553
Class 2	$153	$483	$836	$1,831
Class 3	$140	$445	$773	$1,699

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.

22p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Emerging Markets Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.

The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest in currency forwards and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	23p

Columbia VP – Emerging Markets Fund

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

24p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Emerging Markets Fund

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	32.32%
Worst:	3rd Quarter 2008:	-29.11%

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	25p

Columbia VP – Emerging Markets Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP — Emerging Markets Fund:
Class 1	05/03/10	20.67%	-1.61%	14.81%
Class 2	05/03/10	20.36%	-1.80%	14.63%
Class 3	05/01/00	20.59%	-1.67%	14.77%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		18.22%	-0.92%	16.52%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Dara J. White, CFA	Lead portfolio manager	June 2012
Robert B. Cameron	Co-portfolio manager	June 2012
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Co-portfolio manager	June 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

26p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of Columbia VP – Global Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with high total return through income and growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.71%	0.96%	0.84%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$73	$227	$395	$883
Class 2	$98	$306	$531	$1,178
Class 3	$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. In selecting investments, the portfolio managers put more emphasis on credit risk than either maturity or duration.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	27p

Columbia VP – Global Bond Fund

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In addition, in pursuing its objective, the Fund, relying on quantitative and qualitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards). The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

28p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Global Bond Fund

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	29p

Columbia VP – Global Bond Fund

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

30p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Global Bond Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2010:	8.20%
Worst:	3rd Quarter 2008:	-4.40%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Global Bond Fund:
Class 1	05/03/10	6.43%	5.74%	6.02%
Class 2	05/03/10	6.29%	5.54%	5.84%
Class 3	05/01/96	6.38%	5.67%	5.99%
Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)		4.32%	5.44%	5.98%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	2000

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	31p

Columbia VP – Global Bond Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

32p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of Columbia VP – High Yield Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.58%		0.58%		0.58%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.17%		0.17%		0.17%
Total annual fund operating expenses	0.75%		1.00%		0.88%
Less: Fee waiver/expense reimbursement(a)	(0.03%	)	(0.03%	)	(0.03%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.72%		0.97%		0.85%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.72% for Class 1, 0.97% for Class 2 and 0.845% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$74	$237	$414	$928
Class 2	$99	$315	$550	$1,222
Class 3	$87	$278	$485	$1,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	33p

Columbia VP – High Yield Bond Fund

The Fund may invest up to 25% of its net assets in high yield debt instruments of foreign issuers.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Confidential Information Access Risk. The Investment Manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. The Investment Manager’s decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

34p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – High Yield Bond Fund

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices. The Fund may have to lower the selling price of its investment, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	35p

Columbia VP – High Yield Bond Fund

The Fund’s past performance is no guarantee of the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	25.06%
Worst:	4th Quarter 2008:	–19.01%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – High Yield Bond Fund:
Class 1	05/03/10	15.87%	10.01%	10.20%
Class 2	05/03/10	15.62%	9.76%	9.98%
Class 3	05/01/96	15.74%	9.91%	10.15%
BofA Merrill Lynch High Yield Cash-Pay Constrained Index (reflects no deduction for fees, expenses or taxes)		15.40%	10.01%	10.21%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Jennifer Ponce de Leon	Portfolio Manager	May 2010
Brian Lavin, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

36p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – High Yield Bond Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	37p

Summary of Columbia VP – Income Opportunities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.57%	0.57%	0.57%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.14%	0.14%	0.14%
Total annual fund operating expenses	0.71%	0.96%	0.84%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$73	$227	$395	$883
Class 2	$98	$306	$531	$1,178
Class 3	$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security.

The Fund may invest up to 25% of its net assets in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

38p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Income Opportunities Fund

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	39p

Columbia VP – Income Opportunities Fund

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

40p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Income Opportunities Fund

The Fund’s performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	16.68%
Worst:	4th Quarter 2008:	–13.35%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	Life of Fund
Columbia VP – Income Opportunities Fund:
Class 1	05/03/10	14.97%	9.85%	8.53%
Class 2	05/03/10	14.72%	9.62%	8.33%
Class 3	06/01/04	14.80%	9.78%	8.49%
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes)		14.58%	9.12%	8.32%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian Lavin, CFA	Portfolio Manager	2004

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	41p

Columbia VP – Income Opportunities Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

42p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of Columbia VP – International Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.20%	0.20%	0.20%
Total annual fund operating expenses	0.99%	1.24%	1.12%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$101	$315	$547	$1,213
Class 2	$126	$393	$681	$1,500
Class 3	$114	$356	$617	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential. The Fund can invest in securities of companies of any size, including small and mid-capitalization companies. The Fund may invest in developed and in emerging markets.

The Fund will normally have exposure to foreign currencies.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	43p

Columbia VP – International Opportunity Fund

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

44p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – International Opportunity Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	19.41%
Worst:	3rd Quarter 2011:	–20.53%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – International Opportunity Fund:
Class 1	05/03/10	17.85%	-2.19%	7.91%
Class 2	05/03/10	17.49%	-2.45%	7.62%
Class 3	01/13/92	17.70%	-2.26%	7.88%
MSCI Europe, Australasia and Far East (EAFE) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		17.32%	-3.69%	8.21%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Managed Fund Since
Alex Lyle	Portfolio Manager	2003
Esther Perkins, CFA	Deputy Portfolio Manager	2008

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	45p

Columbia VP – International Opportunity Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

46p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of Columbia VP – Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.71%		0.71%		0.71%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.17%		0.17%		0.17%
Total annual fund operating expenses	0.88%		1.13%		1.01%
Less: Fee waiver/expense reimbursement(a)	(0.09%	)	(0.09%	)	(0.09%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.79%		1.04%		0.92%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.79% for Class 1, 1.04% for Class 2 and 0.915% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$81	$272	$479	$1,076
Class 2	$106	$350	$614	$1,367
Class 3	$94	$313	$549	$1,228

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Growth Index (the Index). The market capitalization range of the companies included within the Index was between $333 million and $414 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change. In addition to its primary investments in large-capitalization companies, the Fund may invest up to 20% of its net assets in small and mid-capitalization companies.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	47p

Columbia VP – Large Cap Growth Fund

The Fund may invest up to 25% of its net assets in foreign investments.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

48p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Large Cap Growth Fund

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	17.27%
Worst:	4th Quarter 2008:	-24.78%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Large Cap Growth Fund:
Class 1	05/03/10	20.27%	0.82%	5.47%
Class 2	05/03/10	20.06%	0.61%	5.28%
Class 3	09/15/99	20.15%	0.77%	5.44%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)		15.26%	3.12%	7.52%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
John T. Wilson, CFA	Portfolio Manager	May 2010
Peter Deininger	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	49p

Columbia VP – Large Cap Growth Fund

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

50p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of Columbia VP – Large Core Quantitative Fund

(Formerly known as Columbia Variable Portfolio – Dynamic Equity Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.66%	0.66%	0.66%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.14%	0.14%	0.14%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(a)	0.81%	1.06%	0.94%

(a)

Total annual fund operating expenses” may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain pooled investment vehicles.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$83	$259	$450	$1,002
Class 2	$108	$337	$585	$1,294
Class 3	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	51p

Columbia VP – Large Core Quantitative Fund

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Although the Fund is managed based primarily on quantitative methods, the Investment Manager conducts a qualitative review of the quantitative output. Therefore, the Fund’s performance will reflect, in part, the ability of the Investment Manager to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2003:	17.26%
Worst:	4th Quarter 2008:	-24.22%

52p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Large Core Quantitative Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Large Core Quantitative Fund:
Class 1	05/03/10	14.03%	0.27%	5.74%
Class 2	05/03/10	13.74%	0.06%	5.54%
Class 3	10/13/81	13.87%	0.19%	5.70%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		16.00%	1.66%	7.10%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian Condon, CFA	Portfolio Manager	2010
Oliver Buckley	Portfolio Manager	August 2011

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	53p

Summary of Columbia VP – Mid Cap Growth Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.76%		0.76%		0.76%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.17%		0.17%		0.17%
Total annual fund operating expenses	0.93%		1.18%		1.06%
Less: Fee waiver/expense reimbursement(a)	(0.06%	)	(0.06%	)	(0.06%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.87%		1.12%		1.00%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.87% for Class 1, 1.12% for Class 2 and 0.995% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$89	$290	$509	$1,138
Class 2	$114	$369	$643	$1,426
Class 3	$102	$331	$579	$1,289

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. For these purposes, mid-cap companies are considered to be companies whose market capitalization (number of shares outstanding multiplied by the share price) falls within the market capitalization range of the companies that comprise the Russell Midcap® Index (the Index) at the time of purchase (between $333 million and $30.5 billion as of March 31, 2013). The Fund may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Index.

54p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Growth Opportunity Fund

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	55p

Columbia VP – Mid Cap Growth Opportunity Fund

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	26.91%
Worst:	4th Quarter 2008:	-28.83%

56p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Growth Opportunity Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Mid Cap Growth Opportunity Fund:
Class 1	05/03/10	11.40%	1.54%	6.10%
Class 2	05/03/10	11.12%	1.36%	5.95%
Class 3	05/01/01	11.26%	1.47%	6.06%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)		15.81%	3.23%	10.32%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
George J. Myers, CFA	Lead Portfolio Manager	August 2011
Wayne M. Collette, CFA	Portfolio Manager	August 2011
Lawrence W. Lin, CFA	Portfolio Manager	August 2011
Brain D. Neigut	Portfolio Manager	August 2011

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	57p

Summary of Columbia VP – Mid Cap Value Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.74%		0.74%		0.74%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.14%		0.14%		0.14%
Total annual fund operating expenses	0.88%		1.13%		1.01%
Less: Fee waiver/expense reimbursement(a)	(0.01%	)	(0.01%	)	(0.01%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.87%		1.12%		1.00%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.87% for Class 1, 1.12% for Class 2 and 0.995% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$89	$280	$487	$1,083
Class 2	$114	$358	$621	$1,374
Class 3	$102	$321	$557	$1,235

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

58p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Value Opportunity Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. These equity securities generally include common stocks. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index) (between $389 million and $30.5 billion as of March 31, 2013). The Fund may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Index.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	59p

Columbia VP – Mid Cap Value Opportunity Fund

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2009:	23.27%
Worst:	4th Quarter 2008:	-28.69%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	Life of Fund
Columbia VP – Mid Cap Value Opportunity Fund:
Class 1	05/03/10	18.63%	0.61%	5.89%
Class 2	05/03/10	18.28%	0.43%	5.73%
Class 3	05/02/05	18.46%	0.54%	5.85%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)		18.51%	3.79%	6.56%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Steve Schroll	Portfolio Manager	2003
Paul Stocking Dean A. Ramos, CFA	Portfolio Manager Portfolio Manager	2006 March 2013

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

60p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Value Opportunity Fund

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	61p

Summary of Columbia VP – S&P 500 Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.22%	0.22%	0.22%
Total annual fund operating expenses	0.32%	0.57%	0.45%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$33	$103	$180	$406
Class 2	$58	$183	$318	$714
Class 3	$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the Standard & Poors 500 Index (S&P 500 or the Index).

Different common stocks have different weightings in the Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the Index, Columbia Management Investment Advisers, LLC (the Investment Manager) attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the Index. This is referred to as a passive or indexing approach to investing. The Fund may buy shares of Ameriprise Financial, Inc., an affiliate of the Fund’s investment manager, which is currently included in the Index, subject to certain restrictions.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

62p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – S&P 500 Index Fund

Index Risk. The Fund’s value will generally decline when the performance of its targeted index declines. In addition, because the Fund may not hold all issues included in its index, it may not always be fully invested. The Fund also bears advisory, administrative and other expenses and transaction costs in trading securities, which the index does not bear. Accordingly, the Fund’s performance will likely fail to match the performance of its targeted index, after taking expenses into account. It is not possible to invest directly in an index.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Tracking Error Risk. The Fund will not track its benchmark index perfectly and the Fund may not outperform the index. The tools that the Investment Manager uses to replicate the index are not perfect and the Fund’s performance may be impacted by the size of the Fund’s portfolio, the effectiveness of sampling techniques, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	63p

Columbia VP – S&P 500 Index Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	15.79%
Worst:	4th Quarter 2008:	-21.84%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – S&P 500 Index Fund:
Class 1	04/25/11	15.66%	1.34%	6.66%
Class 2	04/25/11	15.33%	1.22%	6.56%
Class 3	05/01/00	15.54%	1.32%	6.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	7.10%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Alfred F. Alley III, CFA	Portfolio Manager	May 2010
Vadim Shteyn	Portfolio Manager	August 2011

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

64p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – S&P 500 Index Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	65p

Summary of Columbia VP – Select Large-Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.70%		0.70%		0.70%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.15%		0.15%		0.15%
Total annual fund operating expenses	0.85%		1.10%		0.98%
Less: Fee waiver/expense reimbursement(a)	(0.10%	)	(0.10%	)	(0.10%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.75%		1.00%		0.88%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.75% for Class 1, 1.00% for Class 2 and 0.875% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$77	$261	$462	$1,040
Class 2	$102	$340	$597	$1,331
Class 3	$90	$302	$532	$1,192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase by the Fund. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

66p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Select Large-Cap Value Fund

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	67p

Columbia VP – Select Large-Cap Value Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	22.65%
Worst:	4th Quarter 2008:	-20.72%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	Life of Fund
Columbia VP – Select Large-Cap Value Fund:
Class 1	05/03/10	18.52%	1.46%	4.44%
Class 2	05/03/10	18.17%	1.27%	4.27%
Class 3	02/04/04	18.48%	1.39%	4.40%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		17.51%	0.59%	5.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	4.82%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Neil T. Eigen	Portfolio Manager	November 2008
Richard S. Rosen	Portfolio Manager	November 2008

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

68p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Select Large-Cap Value Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	69p

Summary of Columbia VP – Select Smaller-Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.79%		0.79%		0.79%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.22%		0.22%		0.22%
Total annual fund operating expenses	1.01%		1.26%		1.14%
Less: Fee waiver/expense reimbursement(a)	(0.08%	)	(0.08%	)	(0.08%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.93%		1.18%		1.06%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.93% for Class 1, 1.18% for Class 2 and 1.055% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$95	$314	$550	$1,229
Class 2	$120	$392	$684	$1,516
Class 3	$108	$354	$620	$1,379

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000® Index (the Index) at the time of purchase by the Fund. The market capitalization range of the companies included within the Index was between $24 million and $5.6 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change.

70p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Select Smaller-Cap Value Fund

The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	71p

Columbia VP – Select Smaller-Cap Value Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	31.51%
Worst:	3rd Quarter 2011:	-24.59%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – Select Smaller-Cap Value Fund:
Class 1	05/03/10	17.92%	3.30%	8.75%
Class 2	05/03/10	17.71%	3.10%	8.58%
Class 3	09/15/99	17.76%	3.23%	8.72%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)		16.35%	3.56%	9.72%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Neil T. Eigen	Portfolio Manager	December 2008
Richard S. Rosen	Portfolio Manager	December 2008

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

72p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Select Smaller-Cap Value Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	73p

Summary of Columbia VP – U.S. Government Mortgage Fund

(Formerly known as Columbia VP – Short Duration U.S. Government Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.14%	0.14%	0.14%
Total annual fund operating expenses	0.50%	0.75%	0.63%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$51	$160	$280	$628
Class 2	$77	$240	$417	$930
Class 3	$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 238% of the average value of its portfolio (109% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets primarily are invested in mortgage-related securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. This includes, but is not limited to, Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury.

The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.

74p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – U.S. Government Mortgage Fund

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest in derivatives such as forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to obtain or reduce credit exposure.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	75p

Columbia VP – U.S. Government Mortgage Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Stripped Mortgage-Backed Securities Risk. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage- backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table shows how the Fund’s average annual total returns compare to its benchmark index. The inception date of the Fund’s Class 1 and Class 2 shares is May 3, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to their inception date. Except for differences in expenses (where applicable), these classes of shares would have annual returns substantially similar to those of Class 3 shares because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

76p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – U.S. Government Mortgage Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2006:	2.34%
Worst:	4th Quarter 2008:	-1.94%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
Columbia VP – U.S. Government Mortgage Fund:
Class 1	05/03/10	1.69%	1.82%	2.21%
Class 2	05/03/10	1.47%	1.61%	2.04%
Class 3	09/15/99	1.62%	1.75%	2.18%
Barclays U.S. Mortgage Backed Securities Index (reflects no deduction for fees, expenses or taxes)*		2.59%	5.67%	5.08%
Barclays U.S. 1-3 Year Government Index (reflects no deduction for fees, expenses or taxes)*		0.51%	2.49%	2.83%

*	On May 1, 2013 the Barclays U.S. Mortgage Backed Securities Index replaced the Barclays U.S. 1-3 Year Government Index as the Fund’s primary benchmark. The Investment Manager made this recommendation to the Fund’s Board of Trustees because the new index provides a more appropriate basis for comparing the Fund’s performance. Information on both indexes will be included for a one-year transition period. In the future, however, only the Barclays U.S. Mortgage Backed Securities Index will be included.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Jason J. Callan	Portfolio Manager	July 2012
Tom Heuer, CFA	Portfolio Manager	July 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	77p

Columbia VP – U.S. Government Mortgage Fund

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

78p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – BlackRock Global Inflation-Protected Securities Fund

(Formerly known as Columbia VP – Global Inflation Protected Securities Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.42%	0.42%	0.42%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.13%	0.13%	0.13%
Total annual fund operating expenses	0.55%	0.80%	0.68%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$56	$176	$307	$689
Class 2	$82	$255	$444	$990
Class 3	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Barclays World Government Inflation-Linked Bond Index USD hedged (the Index). The Fund seeks to maintain an average duration that is within +/- 20% of the duration of the Index.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	79p

VP – BlackRock Global Inflation-Protected Securities Fund

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in derivatives such as futures, options, interest rate and inflation rate swaps, caps and floors and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Subadviser may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction cost (which may adversely affect the Fund’s performance).

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

80p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – BlackRock Global Inflation-Protected Securities Fund

Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy, resulting in losses to the Fund).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	81p

VP – BlackRock Global Inflation-Protected Securities Fund

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance as well as the Fund’s former secondary benchmarks.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

82p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – BlackRock Global Inflation-Protected Securities Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2008:	4.13%
Worst:	3rd Quarter 2008:	-2.39%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	Life of Fund
VP – BlackRock Global Inflation-Protected Securities Fund:
Class 1	05/03/10	5.86%	5.39%	5.02%
Class 2	05/03/10	5.61%	5.20%	4.86%
Class 3	09/13/04	5.61%	5.30%	4.96%
Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) (reflects no deduction for fees, expenses or taxes)		5.60%	6.23%	5.98%
Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)*		7.26%	7.14%	6.44%
Blended Index (consists of 50% Barclays World Government Inflation-Linked Bond Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays U.S. Government Inflation-Linked Bond Index) (reflects no deduction for fees, expenses or taxes)*		5.83%	6.37%	6.09%

*	On October 19, 2012, the Barclays U.S. Government Inflation-Linked Bond Index and the Blended Index (consists of 50% Barclays World Government Inflation-Linked Bond Index, excluding U.S. fully hedged to the U.S. dollar, and 50% Barclays U.S. Government Inflation-Linked Bond Index) were eliminated as secondary benchmarks. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the secondary benchmarks are not an appropriate basis for comparing the Fund’s performance. Information on Barclays U.S. Government Inflation-Linked Bond Index and the Blended Index will be included for a one-year transition period.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: BlackRock Financial Management, Inc.

Portfolio Manager	Title	Managed Fund Since
Brian Weinstein	Managing Director, Portfolio Manager, Head of Institutional Multi-Sector Portfolios, Co-Head of Inflation-Linked Portfolios	October 2012
Martin Hegarty	Managing Director, Portfolio Manager, Co-Head of Inflation-Linked Portfolios	October 2012

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	83p

VP – BlackRock Global Inflation-Protected Securities Fund

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

84p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Partners Small Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.91%		0.91%		0.91%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.15%		0.15%		0.15%
Acquired fund fees and expenses	0.01%		0.01%		0.01%
Total annual fund operating expenses(a)	1.07%		1.32%		1.20%
Less: Fee waiver/expense reimbursement(b)	(0.18%	)	(0.18%	)	(0.18%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(b)	0.89%		1.14%		1.02%

(a)

“Total annual fund operating expenses” may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain pooled investment vehicles.

(b)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.88% for Class 1, 1.13% for Class 2 and 1.005% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$91	$322	$573	$1,289
Class 2	$116	$401	$706	$1,575
Class 3	$104	$363	$642	$1,439

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	85p

VP – Partners Small Cap Value Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000® Value Index (Index). The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was between $24.0 million and $5.1 billion as of March 31, 2013. The Fund may invest in any types of securities, including common stocks.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments, L.P. (each a Subadviser and together the Subadvisers), which provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

86p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Value Fund

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2009:	22.43%
Worst:	4th Quarter 2008:	-23.49%

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	87p

VP – Partners Small Cap Value Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	10 years
VP – Partners Small Cap Value Fund:
Class 1	05/03/10	13.61%	4.83%	9.74%
Class 2	05/03/10	13.32%	4.64%	9.59%
Class 3	08/14/01	13.51%	4.75%	9.70%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)		18.05%	3.55%	9.50%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadvisers: Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Denver Investment Advisors LLC (Denver Investments), Donald Smith & Co., Inc. (Donald Smith), River Road Asset Management, LLC (River Road) and Turner Investments, L.P. (Turner)

Barrow Hanley

Portfolio Manager	Title	Managed Fund Since
James S. McClure	Portfolio Manager	2004
John P. Harloe	Portfolio Manager	2004

Denver Investments

Portfolio Manager	Title	Managed Fund Since
Kris Herrick	Portfolio Manager	2007
Troy Dayton	Portfolio Manager	2007
Mark Adelmann	Portfolio Manager	2007
Derek Anguilm	Portfolio Manager	2007
Liza Z. Ramirez	Portfolio Manager	2007

Donald Smith

Portfolio Manager	Title	Managed Fund Since
Donald G. Smith	Portfolio Manager	2004
Richard L. Greenberg	Portfolio Manager	2004

River Road

Portfolio Manager	Title	Managed Fund Since
James C. Shircliff	Portfolio Manager	2006
R. Andrew Beck	Portfolio Manager	2006
J. Justin Akin	Portfolio Manager	2012

Turner

Portfolio Manager	Title	Managed Fund Since
David Kovacs	Portfolio Manager	2008

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, that accompanies this prospectus for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

88p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Value Fund

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	89p

Summary of VP – Sit Dividend Growth Fund

(Formerly known as Columbia VP – Davis New York Venture Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.71%		0.71%		0.71%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses	0.13%		0.13%		0.13%
Total annual fund operating expenses	0.84%		1.09%		0.97%
Less: Fee waiver/expense reimbursement(a)	(0.07%	)	(0.07%	)	(0.07%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.77%		1.02%		0.90%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.77% for Class 1, 1.02% for Class 2 and 0.895% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$79	$261	$459	$1,031
Class 2	$104	$340	$594	$1,322
Class 3	$92	$302	$529	$1,183

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in dividend-paying common stocks. The Fund invests in dividend-paying, growth-oriented companies that are believed to exhibit the potential for growth and growing dividend. The Fund may invest in large to medium-sized companies with market capitalizations of at least $2 billion at the time of the Fund’s investment.

90p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Sit Dividend Growth Fund

The Fund may invest up to 25% of its net assets in foreign investments.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	91p

VP – Sit Dividend Growth Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2009:	20.49%
Worst:	4th Quarter 2008:	–24.08%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	Life of Fund
VP – Sit Dividend Growth Fund:
Class 1	05/03/10	10.98%	-0.72%	1.35%
Class 2	05/03/10	10.59%	-0.83%	1.27%
Class 3	05/01/06	10.68%	-0.79%	1.30%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	3.54%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Sit Investment Associates, Inc.

Portfolio Manager	Title	Managed Fund Since
Roger J. Sit	Chief Investment Officer, Portfolio Manager	November 2012
Kent L. Johnson	Portfolio Manager	November 2012
Michael J. Stellmacher	Portfolio Manager	November 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

92p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Sit Dividend Growth Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	93p

Summary of VP – Victory Established Value Fund

(Formerly known as Columbia VP – Goldman Sachs Mid Cap Value Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2		Class 3
Management fees	0.77%		0.77%		0.77%
Distribution and/or service (12b-1) fees	0.00%		0.25%		0.13%
Other expenses(a)	0.13%		0.13%		0.13%
Total annual fund operating expenses	0.90%		1.15%		1.03%
Less: Fee waiver/expense reimbursement(a)	(0.01%	)	(0.01%	)	(0.01%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.89%		1.14%		1.02%

(a)

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.89% for Class 1, 1.14% for Class 2 and 1.015% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$91	$286	$497	$1,107
Class 2	$116	$364	$632	$1,397
Class 3	$104	$327	$568	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, a These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap Value Index (the Index). The market capitalization range of the companies included within the Index was between $389 million and $30.5 billion as of March 31, 2013. The Fund may invest in American Depository Receipts (ADRs).

94p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Victory Established Value Fund

The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The Fund invests in companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	95p

VP – Victory Established Value Fund

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class includes the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), the share classes of the Fund would have annual returns substantially similar because all classes of the Fund’s shares invest in the same portfolio of securities. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2009:	19.46%
Worst:	4th Quarter 2008:	-25.96%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	5 years	Life of Fund
VP – Victory Established Value Fund:
Class 1	05/03/10	17.08%	2.95%	5.56%
Class 2	05/03/10	18.66%	2.77%	5.39%
Class 3	02/04/04	16.91%	2.90%	5.53%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)		18.51%	3.79%	7.84%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Victory Capital Management, Inc.

Portfolio Manager	Title	Managed Fund Since
Gary H. Miller	Lead Portfolio Manager	November 2012
Jeffrey M. Graff	Co-Portfolio Manager, CFA	November 2012
Gregory M. Conners	Co-Portfolio Manager	November 2012
James M. Albers	Co-Portfolio Manager/Research Analyst, CFA	November 2012
Michael F. Rodarte	Co-Portfolio Manager/Research Analyst, CFA	November 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

96p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Victory Established Value Fund

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	97p

More Information About the Funds

Columbia VP – Balanced Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total investment return through a combination of capital growth and current income. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in a mix of equity and debt securities. The Fund’s assets are allocated among equity and debt securities (which includes cash and cash equivalents) based on an assessment of the relative risks and returns of each asset class. The Fund generally will invest between 35% and 65% of its net assets in each asset class, and in any event will invest at least 25% and no more than 75% of its net assets in each asset class under normal circumstances.

With respect to its equity securities investments, which may include among other types of equity securities, common stocks, preferred stocks and securities convertible into common or preferred stocks, the Fund invests primarily in equity securities of companies that have large market capitalizations (generally over $5 billion).

With respect to its debt securities investments, the Fund invests primarily in securities that, at the time of purchase, are rated investment grade or are unrated but determined to be of comparable quality. These securities include debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, mortgage- and other asset-backed securities, and other intermediate- to long-term debt securities. The Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The Fund may invest in derivatives such as futures (including treasury futures) and forward contracts, including, but not limited to TBA (To Be Announced) mortgage-backed securities. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

Columbia Management Investment Advisers, LLC, (the Investment Manager) evaluates the relative attractiveness of each potential investment in constructing the Fund’s portfolio by considering a wide variety of factors which may include, among other factors, valuation, fundamentals, quantitative analysis and economic and market expectations.

The Investment Manager may sell a security when the Fund’s asset allocation changes; when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

98p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Balanced Fund

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	99p

Columbia VP – Balanced Fund

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

100p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Balanced Fund

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	101p

Columbia VP – Balanced Fund

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

PORTFOLIO MANAGEMENT

Portfolio Managers. The Fund is allocated among equity and fixed income asset classes. The portfolio manager responsible for the day-to-day management of the equity portion of the Fund is:

Guy W. Pope, CFA, Portfolio Manager

•	Managed the Fund since 2011.

•	Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1993.

•	Began investment career in 1993.

•	BA, Colorado College; MBA — Northwestern University.

The portfolio managers responsible for the day-to-day management of the fixed-income portion of the Fund are:

Leonard A. Aplet, CFA, Portfolio Manager

•	Managed the Fund since 2011.

•	Managing Director and head of short duration fixed-income for the Investment Manager.

•	Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1987.

•	Began investment career in 1978.

•	BS, Oregon State; MBA — Finance, University of California at Berkeley.

Gregory S. Liechty, Portfolio Manager

•	Managed the Fund since 2011.

•	Director and Senior Fixed-Income Portfolio Manager for the Investment Manager.

•	MBS/ABS sector leader for the Investment Manager’s short duration strategy and member of the structured assets portfolio management team.

•	Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 2005.

•	Began investment career in 1995.

•	BA and MBA, University of North Florida.

Ronald B. Stahl, CFA, Portfolio Manager

•	Managed the Fund since 2011.

•	Corporate sector leader for the Investment Manager’s short duration strategy and member of the investment grade corporate portfolio management team.

•	Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1998.

•	Began investment career in 1998.

•	BS, Oregon State University; MBA, Portland State University.

102p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Balanced Fund

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since 2011.

•	Sector Manager on the high yield fixed income sector team.

•	Joined the Investment Manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin — Milwaukee.

The Statement of Additional Information (SAI) provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	103p

Columbia VP – Cash Management Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day to day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:

•

Invests substantially in securities rated in the highest short-term rating category, or deemed to be of comparable quality. However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality.

•	Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and its U.S. dollar-weighted average life to 120 days or less.

•	Buys obligations with remaining maturities of 397 days or less.

•	Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) observes the macro environment to set a framework for portfolio construction, including looking for positive and negative trends in the economy and market. The Investment Manager conducts top-down research seeking to identify attractive industries, sectors and/or sub-sectors, and bottom-up, fundamental research to select investments. The Investment Manager:

•	Considers opportunities and risks given current interest rates and anticipated interest rates.

•	Purchases securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•

The issuer’s credit rating declines or the Investment Manager expects a decline (the Fund, in certain cases, may continue to own securities that are downgraded until the Investment Manager believes it is advantageous to sell).

•	The issuer’s fundamentals are deteriorating.

•	Political, economic, or other events could affect the issuer’s performance.

•	There are more attractive opportunities.

•	The issuer or the security continues to meet the other standards described above.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

104p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Cash Management Fund

Asset-Backed Securities Risk. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of the Fund may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels).

Money Market Fund Risk. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	105p

Columbia VP – Cash Management Fund

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

106p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Diversified Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing up to 20% of net assets in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Fund may invest in derivatives such as credit default swaps and futures contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

The Columbia Management Investment Adviser Advisers, LLC (the Investment Manager) evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The selection of individual debt obligations is the primary decision in building the portfolio.

The Investment Manager evaluates a security based on its potential to generate income and/or capital appreciation. The Investment Manager considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities. The Investment Manager also considers local, national and global economic conditions, market conditions, interest rate movements and other relevant factors in allocating the Fund’s assets among issuers, securities, industry sectors and maturities.

The Investment Manager may sell a security if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

Additionally, for high yield investments, the Investment Manager’s process includes rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns, a process focused on identifying issuers with improving credit quality, and a top down assessment of broad economic and market conditions to determine quality and industry weightings.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	107p

Columbia VP – Diversified Bond Fund

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

108p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Diversified Bond Fund

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	109p

Columbia VP – Diversified Bond Fund

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

110p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Diversified Bond Fund

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Carl W. Pappo, CFA, Portfolio Manager

•	Managed the Fund since 2011.

•	Head of Core Fixed Income. Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1996.

•	Began investment career in 1991.

•	BS, Babson College.

Michael Zazzarino, Portfolio Manager

•	Managed the Fund since 2011.

•	Senior Portfolio Manager. Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 2005.

•	Began investment career in 1988.

•	BS, Lafayette College, MBA, Columbia University.

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since 2011.

•	Sector Manager on the high yield fixed income sector team.

•	Joined the Investment Manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	111p

Columbia VP – Dividend Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks.

The selection of dividend paying stocks is the primary decision in building the investment portfolio. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by applying quantitative screens to determine yield potential.

The Fund may invest in derivatives, such as structured investments, for investment purposes, for risk management (hedging) purposes and to increase investment flexibility.

The Investment Manager conducts fundamental research on and seeks to purchase potentially attractive securities based on its analysis of various factors, which may include one or more of the following, as well as other, statistical measures:

•	Current yield;

•	Dividend growth capability (considering a company’s financial statements and management’s ability to increase the dividend if it chooses to do so) and dividend history;

•	Balance sheet strength;

•	Earnings per share and free cash flow sustainability;

•	Dividend payout ratio.

Preference is generally given to higher dividend paying companies. The Fund typically uses the S&P 500 Index for dividend yield comparison purposes.

The Investment Manager monitors holding periods, tax qualification and transaction costs with regard to tax consequences.

The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

112p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Dividend Opportunity Fund

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Structured Investment. The Fund may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities (or illiquid), and the price of structured instruments may be more volatile. In some cases, depending on its terms, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. The Fund’s use of structured instruments may not work as intended. If the Investment Manager chooses to use structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	113p

Columbia VP – Dividend Opportunity Fund

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined the Investment Manager in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Paul Stocking, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined the Investment Manager in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

Dean A. Ramos, CFA, Portfolio Manager

•	Managed the Fund since March 2013.

•	Joined the Investment Manager in 2000.

•	Began investment career in 1992.

•	MBA, University of Minnesota.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

114p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Emerging Markets Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.

The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest in currency forwards and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow. The Investment Manager believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation;

•	overall economic and market conditions.

The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	115p

Columbia VP – Emerging Markets Fund

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

116p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Emerging Markets Fund

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	117p

Columbia VP – Emerging Markets Fund

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

118p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Emerging Markets Fund

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Dara J. White, CFA

Lead portfolio manager. Managed the Fund since June 2012.

From 2006 until joining the Investment Manager in May 2010, Mr.White was associated with the Fund’s previous investment manager or its predecessors as an investment professional. Prior to 2006, Mr.White was a portfolio manager and analyst with RCM Global Investors. Mr. White began his investment career in 1998 and earned a B.S. in Finance and B.S. in Marketing from Boston College.

Robert B. Cameron

Co-portfolio manager. Managed the Fund since June 2012.

From October 2008 until joining the Investment Manager in May 2010, Mr. Cameron was associated with the Fund’s previous investment manager or its predecessors as an investment professional. Mr. Cameron was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008 and a senior portfolio manager at RCM Capital Management from May 2004 to September 2005. Mr. Cameron began his investment career in 1983 and earned a B.A. from the University of Toronto.

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM

Co-portfolio manager. Managed the Fund since June 2012.

From 2003 until joining the Investment Manager in May 2010, Ms. Huang was associated with the Fund’s previous investment manager or its predecessors as an investment professional. Ms. Huang began her investment career in 1995 and earned a B.A. from Shenzhen University and M.B.A. from Willamette University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	119p

Columbia VP – Global Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. In selecting investments, the portfolio managers put more emphasis on credit risk than either maturity or duration.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In addition, in pursuing its objective, the Fund, relying on quantitative and qualitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards). The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:

•	Considering opportunities and risks presented by interest rate and currency markets, and the credit quality of debt issuers;

•	Identifying investment-grade U.S. and foreign bonds;

•	Identifying below investment-grade U.S. and foreign bonds;

•	Identifying bonds or other instruments or transactions that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The security is overvalued;

•	The security continues to meet the standards described above.

The Investment Manager expresses its investment views by varying long and short exposures to a broad range of debt, currency and interest rate markets of both developed and emerging market countries.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

120p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Global Bond Fund

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	121p

Columbia VP – Global Bond Fund

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

122p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Global Bond Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	123p

Columbia VP – Global Bond Fund

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

124p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Global Bond Fund

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.

PORTFOLIO MANAGEMENT

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

•	Managed the Fund since 2000.

•	Sector Leader of the Global Rates and Currency Sector Team.

•	Joined the Investment Manager in 2000.

•	Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

•	Began investment career in 1990.

•	MA, Johns Hopkins University School of Advanced International Studies.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	125p

Columbia VP – High Yield Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality.

The Fund may invest up to 25% of its net assets in high yield debt instruments of foreign issuers.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns;

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital;

•	A top down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, the Investment Manager’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, considerations by the Investment Manager include but are not limited to:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

126p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – High Yield Bond Fund

•	Changes in the issuer’s management,

•	The Investment Manager’s price target for the security has been achieved, and

•	The Investment Manager’s assessment of the security’s relative upside value is limited.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Confidential Information Access Risk. In managing the Fund, the Investment Manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The Investment Manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the Investment Manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the Investment Manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	127p

Columbia VP – High Yield Bond Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at a desirable time or price. The Fund may have to lower the selling price of its investment, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

128p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – High Yield Bond Fund

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists.

PORTFOLIO MANAGEMENT

Portfolio Manager. The portfolio managers responsible for the day-to-day management of the Fund are:

Jennifer Ponce de Leon, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Leader of the high yield fixed income sector team since 2003.

•	Joined the Investment Manager in 1997.

•	Began investment career in 1989.

•	MBA, DePaul University.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	129p

Columbia VP – High Yield Bond Fund

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the high yield fixed income sector team.

•	Joined the Investment Manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

130p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Income Opportunities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security.

The Fund may invest up to 25% of its net assets in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager ) chooses investments using:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns;

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital;

•	A top down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, the Investment Manager’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell a security, the Investment Manager considers, among other factors:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

•	Changes in the issuer’s management,

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	131p

Columbia VP – Income Opportunities Fund

•	The Investment Manager’s price target for the security has been achieved, and

•	The Investment Manager’s assessment of the security’s relative upside value is limited.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

132p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Income Opportunities Fund

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	133p

Columbia VP – Income Opportunities Fund

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists.

PORTFOLIO MANAGEMENT

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since 2004.

•	Sector Manager on High Yield Fixed Income Sector Team.

•	Joined the Investment Manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

134p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – International Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential. The Fund can invest in securities of companies of any size, including small and mid-capitalization companies. The Fund may invest in developed and in emerging markets.

The Fund will normally have exposure to foreign currencies.

Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for oversight of the Fund’s subadviser, Threadneedle International Limited (Threadneedle or the Subadviser), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the Investment Manager.

Threadneedle chooses investments for the Fund by:

•	Deploying an integrated approach to equity research that incorporates regional analyses, an international sector strategy, and stock specific perspectives;

•	Conducting detailed research on companies in a consistent strategic and macroeconomic framework;

•	Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles;

•	Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.

Threadneedle determines the allocation of the Fund’s assets among various regions at a monthly meeting on asset allocation and regional strategy. The allocation is reviewed weekly at a meeting at which all of Threadneedle’s regional teams who cover foreign securities are represented.

Using its extensive research, the Fund’s portfolio management team constructs the Fund’s portfolio using the portfolio management team’s ideas and highest convictions.

Stocks are selected by:

•	Evaluating the opportunities and risks within regions and sectors;

•	Assessing valuations; and

•	Evaluating one or more of the following: balance sheets and cash flows, the demand for a company’s products or services, its competitive position, or its management.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	135p

Columbia VP – International Opportunity Fund

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

136p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – International Opportunity Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Subadviser: Columbia Management Investment Advisers, LLC (Columbia Management) contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) (an affiliate of Columbia Management) to manage the investment of the Fund’s assets. Columbia Management monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board. On June 9, 2011, the Board approved a change in the compensation payable by Columbia Management to Threadneedle for managing the investment of the Fund’s assets. See the SAI for more information. Any future changes to the compensation payable to Threadneedle are likewise subject to the approval of the Board. Threadneedle manages the Fund’s assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund. Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Portfolio Managers. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Alex Lyle, Portfolio Manager

•	Head of managed funds.

•	Managed the Fund since 2003.

•	Joined Threadneedle in 1994, where he managed the U.K. equity investments for some large insurance clients and has run a wide range of portfolios.

•	Began investment career in 1980.

•	MA, Oxford University.

Esther Perkins, CFA, Deputy Portfolio Manager

•	Head of EAFE Equities.

•	Deputy managed the Fund since 2008.

•	Joined Threadneedle in 2008 as a fund manager.

•	Began investment career in 1998 as an equity trader at Goldman Sachs International, 1998-2003. From 2004-2008, she was an Investment Director at Standard Life Investments, managing global portfolios.

•	BA, Oxford University; MA, University of Pennsylvania; MBA, Wharton Business School.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	137p

Columbia VP – Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Growth Index (the Index). The market capitalization range of the companies included within the Index was between $333 million and $414 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change. In addition to its primary investments in large-capitalization companies, the Fund may invest up to 20% of its net assets in small and mid-capitalization companies.

The Fund may invest up to 25% of its net assets in foreign investments.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of

138p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Large Cap Growth Fund

certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

John T. Wilson, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since July 2005. Prior to July 2005, Mr.Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May 1996 to July 2005.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	139p

Columbia VP – Large Cap Growth Fund

Peter Deininger, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since October 2002.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

140p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Large Core Quantitative Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index.

In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.

Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:

•	Valuation fundamental measures, such as earnings and cash flow relative to market values;

•	Catalyst factors, such as relative stock price performance, business momentum, and short interest measures; and

•	Quality factors, such as quality of earnings and financial strength.

The Investment Manager may sell a security when it believes other stocks in the Index or other investments are more attractive, if the security is overvalued relative to other potential investments, when the company no longer meets the Investment Manager’s performance expectation, when the security is removed from the Index, or for other reasons.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Although the Fund is managed based primarily on quantitative methods, the Investment Manager conducts a qualitative review of the quantitative output. Therefore, the Fund’s performance will reflect, in part, the ability of the Investment Manager to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	141p

Columbia VP – Large Core Quantitative Fund

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Brian Condon, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1999.

•	Began investment career in 1993.

•	BA from Bryant University and MS in finance from Bentley University.

Oliver E. Buckley, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the Investment Manager in August 2011.

•	Head of Active Equity, Mellon Capital Management, 2000-2010.

•	Began investment career in 1989.

•	BS in Mathematical Sciences, Stanford University; MS in Engineering — Economic Systems, Stanford University; MBA in Finance from University of California.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

142p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Growth Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. For these purposes, mid-cap companies are considered to be companies whose market capitalization (number of shares outstanding multiplied by the share price) falls within the market capitalization range of the companies that comprise the Russell Midcap® Index (the Index) at the time of purchase (between $333 million and $30.5 billion as of March 31, 2013). The Fund may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Index. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund invests primarily in common stocks of companies believed to have the potential for long-term, above-average earnings growth but may invest in companies for their short-, medium or long-term prospects.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	143p

Columbia VP – Mid Cap Growth Opportunity Fund

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

144p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Growth Opportunity Fund

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

George J. Myers, CFA, Lead Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since October 2004.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Madison.

Wayne M. Collette, CFA, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since March 2001.

•	Began investment career in 1996.

•	MBA, Columbia University.

Lawrence W. Lin, CFA, Portfolio Manager

•	Managed the Fund since August 2011.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since December 2006. Prior to 2006, Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006.

•	Began investment career in 1998.

•	BS, University of Southern California.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	145p

Columbia VP – Mid Cap Growth Opportunity Fund

Brian D. Neigut, Portfolio Manager

•	Managed the Fund since August 2011.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since February 2007. Prior to 2007, Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at OppenheimerFunds Inc. from November 2003 to February 2006.

•	Began investment career in 1995.

•	BBA, Pacific Lutheran University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

146p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Value Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. These equity securities generally include common stocks. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index) (between $389 million and $30.5 billion as of March 31, 2013). Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index. The Fund may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Index.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations;

•	Identify companies with growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The security is overvalued relative to alternative investments;

•	The security has reached the Investment Manager’s price objective;

•	The company has met the Investment Manager’s earnings and/or growth expectations;

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings;

•	The company or the security continues to meet the other standards described above.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	147p

Columbia VP – Mid Cap Value Opportunity Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

148p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Mid Cap Value Opportunity Fund

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, Portfolio Manager

•	Managed the Fund since 2005.

•	Joined the Investment Manager in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Paul Stocking, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined the Investment Manager in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

Dean A. Ramos, CFA, Portfolio Manager

•	Managed the Fund since March 2013.

•	Joined the Investment Manager in 2000.

•	Began investment career in 1992.

•	MBA, University of Minnesota.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	149p

Columbia VP – S&P 500 Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the Standard & Poors 500 Index (S&P 500 or the Index).

Different common stocks have different weightings in the Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the Index, Columbia Management Investment Advisers, LLC (the Investment Manager) attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the Index. This is referred to as a passive or indexing approach to investing. The Fund may buy shares of Ameriprise Financial, Inc., an affiliate of the Fund’s investment manager, which is currently included in the Index, subject to certain restrictions.

The Fund attempts to achieve at least a 95% correlation between the performance of the Index and the Fund’s investment results, before fees and expenses. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the Index. The Fund’s ability to track the Index is affected by, among other things, transaction costs and other expenses (which the Index does not incur), changes in the composition of the Index, changes in the number of shares issued by the companies represented in the Index, and by the timing and amount of Fund shareholder purchases and redemptions.

In the event a correlation of 0.95 or better is not achieved, the Fund’s Board of Trustees will consider alternative arrangements.

The Fund may change its target Index for a different index if the current Index is discontinued or if the Board believes a different index would better enable the Fund to match the performance of the market segment represented by the current Index. The substitute index will measure the same general segment of the market as the current Index.

The Investment Manager may sell a stock when the stock’s percentage weighting in the index is reduced, when the stock is removed from the index, if the timing of cash flows in and out of the Fund requires it to sell a security, corporate actions have affected the issuer (such as corporate reorganizations, mergers or acquisitions) or for other reasons.

Although index funds, by their nature, tend to be tax-efficient investments, the Fund generally is managed without regard to tax efficiency.

For more information on investment strategies and the S&P 500, please refer to the SAI. “Standard & Poor’s®”, “S&P”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by affiliates of Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of its subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Fund.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Index Risk. The Fund’s value will generally decline when the performance of its targeted index declines. In addition, because the Fund may not hold all issues included in its index, it may not always be fully invested. The Fund also bears advisory, administrative and other expenses and transaction costs in trading securities, which the index does not bear. Accordingly, the Fund’s performance will likely fail to match the performance of its targeted index, after taking expenses into account. It is not possible to invest directly in an index.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

150p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – S&P 500 Index Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Tracking Error Risk. The Fund will not track its benchmark index perfectly because differences between the index and the Fund’s portfolio can cause differences in performance. The Investment Manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the Investment Manager uses to replicate the index are not perfect and the Fund’s performance is affected by factors such as the size of the Fund’s portfolio, the effectiveness of sampling techniques, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Alfred F. Alley III, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since June 2005. Prior to June 2005, Mr. Alley was a managing partner at Tandem Trading, LLC from October 2001 to June 2005.

Vadim Shteyn, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the Investment Manager in 2006 as an investment professional.

•	Began investment career in 2006.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	151p

Columbia VP – Select Large-Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase by the Fund. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

Columbia Management Investment Advisers, LLC (the Investment Manager) uses a bottom-up stock selection approach. This means that the Investment Manager concentrates on individual company fundamentals, rather than on a particular industry.

The Investment Manager considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:

•	a low price-to-earnings and/or low price-to-book ratio;

•	positive change in senior management;

•	positive corporate restructuring;

•	temporary setback in price due to factors that no longer exist;

•	a positive shift in the company’s business cycle; and/or

•	a catalyst for increase in the rate of the company’s earnings growth.

The Fund generally sells a stock if the Investment Manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. The Investment Manager monitors the Fund’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

152p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Select Large-Cap Value Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Neil T. Eigen, Portfolio Manager

•	Managed the Fund since November 2008.

•

Prior to the Investment Manager’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in November 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

•

Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

•	BS, New York University.

Richard S. Rosen, Portfolio Manager

•	Managed the Fund since November 2008.

•	Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Rosen was a Managing Director of Seligman.

•	Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear, Stearns Asset Management, and a Managing Director at Bear, Stearns & Co. Inc.

•	MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund although, Mr. Eigen typically makes the final decision with respect to investments made by the Fund.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	153p

Columbia VP – Select Smaller-Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000® Index (the Index) at the time of purchase by the Fund. The market capitalization range of the companies included within the Index was between $24 million and $5.6 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

Columbia Management Investment Advisers, LLC (the Investment Manager) uses a bottom-up stock selection approach. This means that the Investment Manager concentrates on individual company fundamentals, rather than on a particular industry.

The Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:

•	a low price-to-earnings and/or low price-to-book ratio;

•	positive change in senior management;

•	positive corporate restructuring;

•	temporary setback in price due to factors that no longer exist;

•	a positive shift in the company’s business cycle; and/or

•	a catalyst for increase in the rate of the company’s earnings growth.

The Fund generally sells a stock if the Investment Manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. The Investment Manager monitors the Fund’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

154p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Select Smaller-Cap Value Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Neil T. Eigen, Portfolio Manager

•	Managed the Fund since December 2008.

•

Prior to the Investment Manager’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in November 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

•

Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

•	BS, New York University.

Richard S. Rosen, Portfolio Manager

•	Managed the Fund since December 2008.

•	Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Rosen was a Managing Director of Seligman.

•	Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear, Stearns Asset Management, and a Managing Director at Bear, Stearns & Co. Inc.

•	MBA, New York University.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	155p

Columbia VP – Select Smaller-Cap Value Fund

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund although, Mr. Eigen typically makes the final decision with respect to investments made by the Fund.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

156p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – U.S. Government Mortgage Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets primarily are invested in mortgage-related securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. This includes, but is not limited to, Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury.

The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Fund may invest in derivatives such as forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to obtain or reduce credit exposure.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by reviewing:

•	Relative value within the U.S. Government mortgage sector.

•	The interest rate outlook.

•	The yield curve.

The yield curve is a graphic representation of the yields of bonds of the same quality but different maturities. A graph showing an upward trend with short-term rates lower than long-term rates is called a positive yield curve, while a downward trend is a negative or inverted yield curve.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The interest rate or economic outlook changes.

•	The security is overvalued relative to alternative investments.

•	A more attractive opportunity exists.

•	The issuer or the security continues to meet the other standards described above.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	157p

Columbia VP – U.S. Government Mortgage Fund

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

158p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – U.S. Government Mortgage Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	159p

Columbia VP – U.S. Government Mortgage Fund

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Jason J. Callan, Portfolio Manager

•	Managed the Fund since July 2012.

•	Sector Leader on the structured assets sector team.

•	Joined the Investment Manager in 2007.

•	Trader, Principal Investment Activities Group, GMAC ResCap, 2004 to 2007.

•	Began investment career in 2004.

•	MBA, University of Minnesota.

Tom Heuer, CFA, Portfolio Manager

•	Managed the Fund since July 2012.

•	Sector Manager on the structured assets sector team since 2002.

•	Joined the Investment Manager in 1993.

•	MBA, University of Minnesota

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

160p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – BlackRock Global Inflation-Protected Securities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed to be of comparable quality. Split-rated securities are considered to have the higher credit rating. Split-rated securities are those that receive different credit ratings from two or more rating agencies. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Barclays World Government Inflation-Linked Bond Index USD hedged (the Index). The Fund seeks to maintain an average duration that is within +/- 20% of the duration of the Index.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.
The Fund may invest in derivatives such as futures, options, interest rate and inflation rate swaps, caps and floors and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, BlackRock Financial Management, Inc. (BlackRock or the Subadviser), which provides day-to-day portfolio management to the Fund.

In pursuit of the Fund’s objective, the BlackRock makes purchase and sale decisions using proprietary interest rate and price index models and seasoned professional judgment;

•	Securities are purchased for the Fund when the management team determines that they have the potential for above average total return;

•

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold or its risks hedged if, in the opinion of the management team, the risk of continuing to hold the security is unattractive when compared to its total return potential;

•

Fund assets will be allocated among different countries and different market sectors (including different government or corporate issuers) and different maturities based on views of the relative value for each sector or maturity;

•

Duration and yield curve decisions will be based on fundamental views and quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand;

•

The Fund will target an average portfolio duration within a range of plus or minus 20% of the duration of the Index. BlackRock uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party.

The Subadviser may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	161p

VP – BlackRock Global Inflation-Protected Securities Fund

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

162p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – BlackRock Global Inflation-Protected Securities Fund

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy, resulting in losses to the Fund).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	163p

VP – BlackRock Global Inflation-Protected Securities Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

164p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – BlackRock Global Inflation-Protected Securities Fund

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

PORTFOLIO MANAGEMENT

Subadviser: BlackRock, which has served as Subadviser to the Fund since October 2012, is located at 55 East 52nd Street, New York, NY 10055. BlackRock, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The portfolio managers responsible for the day-to-day management of the Fund are:

Brian Weinstein, Managing Director, Portfolio Manager, Head of Institutional Multi-Sector Portfolios, Co-Head of Inflation-Linked Portfolios

Mr. Weinstein joined BlackRock in 2000. Mr. Weinstein has served as Managing Director of BlackRock, Inc. since 2008; Co-head of BlackRock’s Global Inflation-Linked Portfolios, Director of BlackRock, Inc. since 2007; and Vice President of BlackRock, Inc. from 2005 to 2006. Mr. Weinstein began his investment career in 2000 and earned a B.A. in History from the University of Pennsylvania.

Martin Hegarty, Managing Director, Portfolio Manager, Co-Head of Inflation-Linked Portfolios

Mr. Hegarty joined BlackRock in 2010. Mr. Hegarty has served as Managing Director of BlackRock, Inc. since 2010 and Co-head of BlackRock’s Global Inflation-Linked Portfolios since 2010. Prior to joining BlackRock, Mr. Hegarty served as Director of Bank of America Merrill Lynch from 2005 to 2009 and Vice President of Bank of America Merrill Lynch from 2003 to 2005. Mr. Hegarty began his investment career in 1997 and earned a B.S. with honors in Economics from Rhodes University, South Africa.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	165p

VP – BlackRock Global Inflation-Protected Securities Fund

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

166p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000® Value Index (Index). The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was between $24.0 million and $5.1 billion as of March 31, 2013. Over time, the market capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. The Fund may invest in any types of securities, including common stocks.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Barrow, Hanley, Mewhinney & Srauss, LLC (Barrow Hanley), Denver Investment Advisors LLC (Denver Investments), Donald Smith & Co., Inc. (Donald Smith), River Road Asset Management, LLC (River Road) and Turner Investments, L.P. (Turner) (each a Subadviser and together the Subadvisers), which provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

Barrow Hanley

Barrow Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks of companies in which the value of the underlying business is believed to be significantly greater than the market price. This difference in the valuation is referred to as a “value gap.” The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow Hanley screens the universe of roughly 1,500 companies that possess characteristics desired by Barrow Hanley. The result is a “Prospect List” of approximately 150 companies on which the Barrow Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow Hanley’s qualitative analysis. The assumptions and forecasts developed by Barrow Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process — the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow Hanley will construct its portion of the Fund’s portfolio from the bottom up, one security at a time. Portfolio holdings in the Barrow Hanley sleeve will average approximately 35-45 stocks with an average weighting of 3% to 5%.

Denver Investments

Denver Investments’ investment strategy is based on three factors: 1) positive free cash flow and an attractive valuation relative to free cash flow; 2) effective use by management of free cash flow; and 3) a dividend-paying emphasis. Free cash flow is the cash available for the company to create value for shareholders after all cash expenses, taxes and maintenance capital investments are made. The style employs a quantitative model to identify opportunities in the investment universe; however, the process emphasizes independent fundamental research and modeling to analyze securities.

The initial universe consists of dividend-paying public companies within the market capitalization range of the Russell 2000® Value Index. Denver Investments screens this universe with a proprietary, sector-based multi-factor model. The screen aims to identify stocks that are not only inexpensive, but also have fundamentals (revenues, margins, and asset turnover) that are showing early signs of improvement. The most attractively ranked stocks are candidates for fundamental analysis. Denver Investments uses independent fundamental research to identify companies where it believes the early fundamental improvement in free cash flow is sustainable and not yet recognized by the market. The proprietary fundamental model uses three separate approaches to establish intrinsic value: 1) discounted free cash flow analysis; 2) returns-based peer analysis; and 3) cash flow returns and reinvestment opportunities. The greatest weight is placed on the free cash flow valuation. In general, stocks with more potential upside based on the estimated intrinsic value are given higher weight.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	167p

VP – Partners Small Cap Value Fund

There are four reasons Denver Investments will sell a stock:

•	Estimate of intrinsic value is reached;

•	Changes in fundamentals violate original investment thesis;

•	More attractive investment ideas are developed; and/or

•	Stock appreciates out of market-cap parameters.

Donald Smith

Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/ tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research.

Donald Smith will generally sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

River Road

River Road selects stocks one at a time based on that stock’s individual, fundamental merits. River Road’s security analysis is conducted in-house using dynamic and systematic research and focuses on identifying the most attractive companies that best meet River Road’s five critical stock characteristics. The first characteristic is that a security be priced at a discount to the assessed absolute value. The second characteristic is an attractive business model. River Road seeks to invest in companies with sustainable, predictable, and understandable business models. The third characteristic is shareholder-oriented management. River Road seeks capable, honest management teams with proven experience and a willingness to assume a material stake in their business. Thus, River Road looks for management ownership, stock buybacks, and value enhancing actions. The fourth characteristic is financial strength. River Road seeks companies with an attractive balance sheet and free cash flow. The fifth characteristic River Road looks for is companies with limited Wall Street analyst coverage that are undiscovered, under-followed, or misunderstood.

There are three general circumstances in which River Road will sell a security:

•	Position size exceeds risk management guidelines (achieves its price target or becomes too large in the portfolio);

•	Declining fundamentals (a stock will be sold if its fundamentals turn negative, and/or gives reason to believe it will not achieve River Road’s expectations within an acceptable level of risk); and

•	Unacceptable losses accumulate.

Turner

Turner believes that consistent out-performance relative to stated benchmark over a full market cycle may be best achieved by identifying the characteristics that are consistently predictive of future price out-performance by sector, and by investing in companies that exhibit these predictive characteristics. Turner’s investment process involves the use of four steps to evaluate stocks for investment or continued ownership:

•	Turner uses a proprietary quantitative model to evaluate various factors and identify those that have been predictive of future price performance during the previous three years by economic sector;

•	Turner then ranks all companies in the universe relative to one another based on the predictive characteristics by sector;

•	Next, a diversified portfolio of the best ranked companies is constructed by utilizing proprietary portfolio optimization and diversification tools;

•	The portfolio is rebalanced regularly using program trades that minimize “implementation shortfall” at a minimum cost.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

168p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Value Fund

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	169p

VP – Partners Small Cap Value Fund

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Subadvisers:

Barrow Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow Hanley, subject to the supervision of Columbia Management Investment Advisers, LLC (Columbia Management), provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Barrow Hanley is an independently-operated subsidiary of Old Mutual Asset Management (US) group of companies.

Denver Investments, which has served as Subadviser to the Fund since July 2007, is located at 1225 17th Street, 26th Floor, Denver, Colorado. Denver Investments, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information under a Subadvisory Agreement with Columbia Management. The research analysts on the Small-Cap Value Team listed below are responsible for the day-to-day management of the portion of the Fund allocated to Denver Investments. These individuals are further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Small-Cap Value Team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Small-Cap Value Team typically seeks to reach consensus on all investment decisions.

Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in.

River Road, which has served as Subadviser to the Fund since April 2006, is located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky. River Road, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information under a Subadvisory Agreement with Columbia Management.

Turner, which has served as Subadviser to the Fund since June 2008, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information under a Subadvisory Agreement with Columbia Management.

170p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Value Fund

Portfolio Managers. The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by Barrow Hanley are:

•

James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow Hanley in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow Hanley’s Small Cap Value Equity strategy and has 41 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

•

John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow Hanley in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow Hanley’s Small Cap Value Equity strategy and has 37 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

Portfolio Managers. The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by Denver Investments are:

•

Kris Herrick, CFA, Partner, Director of Value Research, Portfolio Manager. Mr. Herrick joined Denver Investments’ Value team in 2000. His investment career began in 1997. Prior to joining Denver Investments, Mr. Herrick worked as an analyst with Jurika and Voyles. He earned both a B.A. and a B.S. from the University of Northern Colorado. Mr. Herrick holds the Chartered Financial Analyst designation and is a member of the CFA Society of Colorado.

•

Troy Dayton, CFA, Partner, Portfolio Manager, Analyst. Mr. Dayton joined Denver Investment as a Research Analyst with the Value team in 2002. His investment career began in 1996. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles, as well as an Analyst at Dresdner RCM Global Investors. He also worked as a Trading Support Officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton earned his B.S. degree from Colorado State University. Mr. Dayton holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

•

Mark Adelmann, CFA, C.P.A., Partner, Portfolio Manager, Analyst. Mr. Adelmann joined the Value team in 1995. His professional career began in 1979. Prior to joining Denver Investments, Mr. Adelmann worked with Deloitte & Touche for 14 years in auditing and financial reporting. He received his B.S. from Oral Roberts University and is a Certified Public Accountant. Mr. Adelmann holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

•

Derek Anguilm, CFA, Partner, Portfolio Manager, Analyst. Mr. Anguilm joined Denver Investments in 2000. His investment career began in 1999. Prior to joining Denver Investments, he was a research assistant at EVEREN Securities. Mr. Anguilm earned a B.S. in Finance at Metropolitan State College of Denver. Mr. Anguilm holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

•

Lisa Z. Ramirez, CFA, Partner, Portfolio Manager, Analyst. Ms. Ramirez started with Denver Investments as a Portfolio Administrator in 1993. She then became an analyst on the Mid-Cap Growth team in 1997 and joined the Value team in 2005. She received a BS from the University of Colorado at Denver and MBA from Regis University. Ms. Ramirez holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Colorado.

Portfolio Managers. The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by Donald Smith are:

•

Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

•

Richard L. Greenberg, CFA, Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	171p

VP – Partners Small Cap Value Fund

Portfolio Managers. The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by River Road are:

•

James C. Shircliff, CFA, Chief Investment Officer. Mr. Shircliff serves as Chief Investment Officer for all of River Road’s strategies. Additionally, Mr. Shircliff serves as lead portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value Portfolios and as portfolio co-manager for River Road’s Dividend All-Cap Portfolios. Prior to co-founding River Road, Mr. Shircliff served as EVP, Portfolio Manager and Director of Research for SMC Capital, Inc. Mr. Shircliff has more than 39 years of investment management experience. He started his career in 1973 as a research analyst for First Kentucky Trust, where he later served as Director of Research. In 1983, he joined Oppenheimer Management Company as a special situations analyst and, later, Portfolio Manager for Oppenheimer’s Target Fund. In 1986, Mr. Shircliff joined Southeastern Asset Management (Longleaf Funds) as Partner, Portfolio Manager and Director of Research. In 1997, he joined SMC Capital, Inc. where he launched River Road’s Small Cap Value and Dividend All-Cap Value Portfolios. Mr. Shircliff earned the Chartered Financial Analyst designation (CFA) in 1978 and received his BS in finance from the University of Louisville.

•

R. Andrew Beck, Chief Executive Officer, President, Senior Portfolio Manager. Mr. Beck serves as Chief Executive Officer and President of River Road where he is responsible for managing the firm’s day-to-day operations. Mr. Beck serves as portfolio co-manager for River Road’s Small Cap Value and Small-Mid Cap Value Portfolios. Prior to co-founding River Road, Mr. Beck served as senior research analyst and later, SVP and Portfolio Manager for SMC Capital, Inc. Mr. Beck received his BS in finance from the University of Louisville and his MBA from the F.W. Olin School at Babson College.

•

J. Justin Akin, Portfolio Manager. Mr. Akin serves as Portfolio Manager for River Road’s Small Cap Value and Small-Mid Cap Value Portfolios. Prior to joining River Road, Mr. Akin worked with the firm’s founders at Commonwealth SMC as Equity Research Analyst for the Small Cap Value and Dividend All-Cap Value Portfolios. Mr. Akin earned a B.S. in Economics from Centre College.

Portfolio Managers. The portfolio manager responsible for the day-to-day portfolio management of the portion of the Fund managed by Turner is:

•

David Kovacs, CFA, Chief Investment Officer — Quantitative Strategies and Lead Manager. David Kovacs is the Chief Investment Officer of quantitative strategies at Turner. Mr. Kovacs developed the quantitative research model that is currently used by the firm. He has worked at Turner since 1998 and has 23 years of investment experience. Prior to joining Turner, Mr. Kovacs was Director of Quantitative Research at Pilgrim Baxter & Associates. He also served as a senior financial analyst at The West Company. He began his career as a research analyst at Allied Signal, Inc. Mr. Kovacs received his MBA from the University of Notre Dame with a dual major in finance and accounting, which is also where he received his dual major bachelor’s degree in mathematics and computer science. He is a member of CFA Institute and CFA Society of Philadelphia.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

172p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Sit Dividend Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in dividend-paying common stocks. The Fund invests in dividend-paying, growth-oriented companies that are believed to exhibit the potential for growth and growing dividend. The Fund may invest in large to medium-sized companies with market capitalizations of at least $2 billion at the time of the Fund’s investment.

The Fund may invest up to 25% of its net assets in foreign investments.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Sit Investment Associates, Inc. (Sit Investment or the Subadviser), which provides day-to-day portfolio management to the Fund.

The Subadviser considers several factors in its evaluation of a company’s potential for above average long-term earnings, revenue, and dividend growth, including:

•	a record of paying dividends,

•	strong prospects for growing dividend payments indicated in part by growing earnings and cash flow,

•	unique product or service,

•	growing product demand,

•	dominant and growing market share,

•	management experience and capabilities, and

•	strong financial condition.

When selling securities for the Fund, Sit Investment considers several factors, including changes in a company’s fundamentals, anticipated earnings, anticipated dividend payments and financial position.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	173p

VP – Sit Dividend Growth Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Columbia Management Investment Advisers, LLC (Columbia Management) selects, contracts with and compensates the Subadviser to manage the investment of the Fund’s assets. Columbia Management monitors the compliance of the Subadviser with the investment objective and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.

Subadviser: Sit Investment, which began serving as Subadviser to the Fund in November 2012, is located at 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Sit Investment, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

174p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Sit Dividend Growth Fund

The portfolio managers responsible for the day-to-day management of the Fund are:

Roger J. Sit, Chairman, President and CIO. He has over 21 years of industry experience.

Kent L. Johnson, Senior Vice President-Investments. He has over 23 years of industry experience.

Michael J. Stellmacher, Vice President-Research and Investment Management. He has over 21 years of industry experience.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	175p

VP – Victory Established Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap Value Index (the Index). The market capitalization range of the companies included within the Index was between $389 million and $30.5 billion as of March 31, 2013. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may invest in American Depository Receipts (ADRs).

The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Victory Capital Management, Inc. (Victory Capital or the Subadviser), which provides day-to-day portfolio management to the Fund.

The Fund invests in companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

When selecting investments for the Fund’s portfolio, Victory Capital looks for the following characteristics, among others:

•	consistent earnings growth;

•	stable earnings growth combined with dividend yield;

•	rising earnings prospects;

•	price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and

•	the rate at which a stock’s price is rising.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

176p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Victory Established Value Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	177p

VP – Victory Established Value Fund

PORTFOLIO MANAGEMENT

Columbia Management Investment Advisers, LLC (Columbia Management) selects, contracts with and compensates the Subadviser to manage the investments of the Fund’s assets. Columbia Management monitors the compliance of the Subadviser with the investment objective and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.

Subadviser: Victory Capital, which began serving as Subadviser to the Fund in November 2012, is located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144. Victory Capital, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The portfolio managers responsible for the day-to-day management of the Fund are:

Gary H. Miller, Lead Portfolio Manager. Mr. Miller is Chief Investment Officer of the Small Cap Value and Mid Cap Value products, and has been associated with Victory Capital or an affiliate since 1987. He has over 25 years of industry experience.

Jeffrey M. Graff, Co-Portfolio Manager, CFA. Mr. Graff has been associated with Victory Capital or an affiliate since 2001. He has over 17 years of industry experience.

Gregory M. Conners, Co-Portfolio Manager. Mr. Conners has been associated with Victory Capital or an affiliate since 1999. He has over 18 years of industry experience.

James M. Albers, Co-Portfolio Manager/Research Analyst, CFA. Mr. Albers has been associated with Victory Capital or an affiliate since 2001. He has over 7 years of industry experience.

Michael F. Rodarte, Co-Portfolio Manager/Research Analyst, CFA. Mr. Rodarte has been associated with Victory Capital or an affiliate since 2001. He has over 6 years of industry experience.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

178p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

References to “the Fund” throughout the remainder of the prospectus refer to the VP Funds singularly or collectively as the context requires.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies and may also be available to Qualified Plans or other eligible investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plans investing in the Fund, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of Trustees of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	179p

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semi-annual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

180p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Fund	Class 1	Class 2	Class 3
Columbia Variable Portfolio – Balanced Fund	N/A	N/A	0.95%
Columbia Variable Portfolio – Cash Management Fund	0.45%	0.70%	0.575%
Columbia Variable Portfolio – Diversified Bond Fund	0.57%	0.82%	0.695%
Columbia Variable Portfolio – Dividend Opportunity Fund	0.77%	1.02%	0.895%
Columbia Variable Portfolio – Emerging Markets Fund	1.25%	1.50%	1.375%
Columbia Variable Portfolio – Global Bond Fund	0.73%	0.98%	0.855%
Columbia Variable Portfolio – High Yield Bond Fund	0.72%	0.97%	0.845%
Columbia Variable Portfolio – Income Opportunities Fund	0.71%	0.96%	0.835%
Columbia Variable Portfolio – International Opportunity Fund	1.00%	1.25%	1.125%
Columbia Variable Portfolio – Large Cap Growth Fund	0.79%	1.04%	0.915%
Columbia Variable Portfolio – Large Core Quantitative Fund	0.80%	1.05%	0.925%
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.87%	1.12%	0.995%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	0.87%	1.12%	0.995%
Columbia Variable Portfolio – S&P 500 Index Fund	0.33%	0.58%	0.455%
Columbia Variable Portfolio – Select Large-Cap Value Fund	0.75%	1.00%	0.875%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	0.93%	1.18%	1.055%
Columbia Variable Portfolio – U.S. Government Mortgage Fund	0.60%	0.85%	0.725%
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.58%	0.83%	0.705%
Variable Portfolio – Partners Small Cap Value Fund	0.88%	1.13%	1.005%
Variable Portfolio – Sit Dividend Growth Fund	0.77%	1.02%	0.895%
Variable Portfolio – Victory Established Value Fund	0.89%	1.14%	1.015%

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	181p

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

For Columbia VP-Cash Management Fund, in addition to any contractual waiver/reimbursement, from time to time, the Investment Manager and/or its affiliates may waive or absorb expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

Primary Service Providers

The Investment Manager, which is also the Fund’s administrator (Administrator), the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the assets of certain Funds to one or more investment subadvisers, as described in this prospectus, that determines what securities and other investments the Fund should buy or sell and executes these portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The Securities and Exchange Commission (SEC) has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

182p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to the following:

Fund	Management fee for the fiscal year ended December 31, 2012
Columbia VP – Balanced Fund	0.64%
Columbia VP – Cash Management Fund	0.33%
Columbia VP – Diversified Bond Fund	0.41%
Columbia VP – Dividend Opportunity Fund	0.57%
Columbia VP – Emerging Markets Fund	1.07%
Columbia VP – Global Bond Fund	0.55%
Columbia VP – High Yield Bond Fund	0.58%
Columbia VP – Income Opportunities Fund	0.57%
Columbia VP – International Opportunity Fund	0.79%
Columbia VP – Large Cap Growth Fund	0.71%
Columbia VP – Large Core Quantitative Fund	0.66%
Columbia VP – Mid Cap Growth Opportunity Fund	0.76%
Columbia VP – Mid Cap Value Opportunity Fund	0.74%
Columbia VP – S&P 500 Index Fund	0.10%
Columbia VP – Select Large-Cap Value Fund	0.70%
Columbia VP – Select Smaller-Cap Value Fund	0.79%
Columbia VP – U.S. Government Mortgage Fund	0.36%
VP – BlackRock Global Inflation-Protected Securities Fund	0.42%
VP – Partners Small Cap Value Fund	0.91%
VP – Sit Dividend Growth Fund	0.71%
VP – Victory Established Value Fund	0.77%

A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2012.

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services. The Fund pays Columbia Management a fee (plus certain out-of-pocket expenses) for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc. (the Distributor). The Distributor, located at 225 Franklin Street, Boston, MA 02110, is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged Boston Financial Data Services (BFDS) as the Fund’s sub-transfer agent to provide various services. Fees paid to the Transfer Agent include reimbursements for certain out-of pocket expenses paid by the Transfer Agent on the Fund’s behalf. The Transfer Agent pays a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	183p

OTHER ROLES AND RELATIONSHIPS OF AMERIPRISE FINANCIAL AND ITS AFFILIATES – CERTAIN CONFLICTS OF INTEREST

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them. The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and

•

insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund’s shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

CERTAIN LEGAL MATTERS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

184p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Buying and Selling Shares

References to “the Fund” throughout the remainder of the prospectus refer to the VP Funds singularly or collectively as the context requires.

DESCRIPTION OF THE SHARE CLASSES

Share Class Features

Each Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 3 shares.

	Class 1 Shares	Class 2 Shares	Class 3 Shares
Eligible Investors	Shares of the Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.125%

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Distribution and/or Service Fees

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act), the Board has approved, and the Fund has adopted, distribution and/or shareholder servicing plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets for Class 2 and Class 3 shares. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or selling agents for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time.

Selling Agent Compensation

The Distributor and the Investment Manager make payments, from their own resources, to selling agents, including to affiliated and unaffiliated insurance companies (each an intermediary), for marketing/sales support services relating to the Columbia Funds. The amount and computation of such payments varies by Fund, although such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for an intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the intermediary. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such selling agents to offset credits that they may provide to customers. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	185p

investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.

Amounts paid by the Distributor and the Investment Manager and their affiliates are paid out of the Distributor’s and the Investment Manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make marketing/sales support payments. Your selling agent may charge you fees and commissions in addition to those described herein. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent may have a conflict of interest or financial incentive with respect to its recommendations regarding the Fund or any Contract that includes the Fund.

BUYING, SELLING AND TRANSFERRING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

186p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Shareholder Information

Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.

Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract or a participant in a Qualified Plan who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your Contract prospectus or Qualified Plan disclosure documents.

You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require untimely dispositions of portfolio securities or large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares — Excessive Trading Practices Policy of Non-Money Market Funds.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	187p

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Transferring Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund. For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

188p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Distributions and Taxes

REINVESTMENTS

All distributions by the Funds are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

Each of the following Funds intends to qualify each year as a regulated investment company: Columbia VP – Cash Management Fund, Columbia VP – Diversified Bond Fund, Columbia VP – Emerging Markets Fund, Columbia VP – Global Bond Fund, Columbia VP – High Yield Bond Fund, Columbia VP – Income Opportunities Fund, Columbia VP – International Opportunity Fund, Columbia VP – U.S. Government Mortgage Fund and VP – BlackRock Global Inflation-Protected Securities Fund. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Each of the following Funds expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes: Columbia VP – Balanced Fund, Columbia VP – Dividend Opportunity Fund, Columbia VP – Large Core Quantitative Fund, Columbia VP – Mid Cap Growth Opportunity Fund, Columbia VP – Mid Cap Value Opportunity Fund, Columbia VP – S&P 500 Index Fund, Columbia VP – Large Cap Growth Fund, Columbia VP – Select Large-Cap Value Fund, Columbia VP – Select Smaller-Cap Value Fund, VP – Partners Small Cap Value Fund, VP – Sit Dividend Growth Fund and VP – Victory Established Value Fund. The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.

As a partnership that is not a “publicly traded partnership,” the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	189p

Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Funds. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

190p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. For the periods ended 2009 and after, per share net investment income (loss) amounts, except Columbia VP – Cash Management Fund, are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly, if any, and are not annualized for periods of less than one year. Inclusion of these charges would reduce total returns for all periods shown. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

Columbia Variable Portfolio – Balanced Fund

	Year ended December 31,
	2012		2011		2010		2009		2008
Class 3
Per share data
Net asset value, beginning of period	$14.16		$13.83		$12.29		$9.89		$15.09
Income from investment operations:
Net investment income (loss)	0.24		0.25		0.27		0.29		0.46
Net realized and unrealized gain (loss)	1.78		0.08		1.27		2.11		(4.72)
Total from investment operations	2.02		0.33		1.54		2.40		(4.26)
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.03)
Net realized gains	—		—		—		—		(0.91)
Total distributions to shareholders	—		—		—		—		(0.94)
Net asset value, end of period	$16.18		$14.16		$13.83		$12.29		$9.89
Total return	14.26%		2.39%		12.53%		24.23%		(29.92% )
Ratios to average net assets(a)
Total gross expenses	0.92%		0.90%		0.83%		0.73%		0.71%
Total net expenses(b)	0.80%		0.83%		0.83%		0.73%		0.71%
Net investment income	1.57%		1.81%		2.15%		2.75%		3.27%
Supplemental data
Net assets, end of period (in thousands)	$847,579		$846,880		$960,000		$1,016,394		$920,800
Portfolio turnover	127%	(c)	192%	(c)	156%	(c)	208%	(c)	131% (c)

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 168%, 96%, 164% and 82% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	191p

Columbia Variable Portfolio – Cash Management Fund

	Year ended December 31,
	2012		2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)
Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)
Increase from payments by affiliate	—		—		0.00	(b)
Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Net asset value, end of period	$1.00		$1.00		$1.00
Total return	0.01%		0.01%		0.01%	(c)
Ratios to average net assets
Total gross expenses	0.47%		0.47%		0.51%	(d)
Total net expenses(e)	0.14%		0.15%		0.23%	(d)
Net investment income	0.01%		0.01%		0.01%	(d)
Supplemental data
Net assets, end of period (in thousands)	$324,195		$283,185		$212,830

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012		2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)
Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)
Increase from payments by affiliate	—		—		0.00	(b)
Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Net asset value, end of period	$1.00		$1.00		$1.00
Total return	0.01%		0.01%		0.02%
Ratios to average net assets
Total gross expenses	0.72%		0.71%		0.76%	(c)
Total net expenses(d)	0.14%		0.15%		0.23%	(c)
Net investment income	0.01%		0.01%		0.00%	(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$8,224		$9,774		$3,829

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Rounds to less than 0.01%.

192p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Cash Management Fund

	Year ended December 31,
	2012		2011		2010		2009		2008
Class 3
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.02
Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Increase from payments by affiliate	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.02
Less distributions to shareholders:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)
Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)
Proceeds from regulatory settlements	—		—		—		(0.00	)(a)	—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01%		0.01%		0.01%	(b)	0.16%	(c)	2.31%	(d)
Ratios to average net assets
Total gross expenses	0.60%		0.59%		0.62%		0.64%		0.62%
Total net expenses(e)	0.14%		0.16%		0.22%		0.47%	(f)	0.62%	(f)
Net investment income	0.01%		0.01%		0.01%		0.07%		2.27%
Supplemental data
Net assets, end of period (in thousands)	$449,880		$579,896		$621,642		$959,022		$1,672,805

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.28%.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.57%.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(f)

The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	193p

Columbia Variable Portfolio – Diversified Bond Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.19	$11.00	$11.14
Income from investment operations:
Net investment income	0.39	0.40	0.28
Net realized and unrealized gain	0.44	0.32	0.23
Total from investment operations	0.83	0.72	0.51
Less distributions to shareholders:
Net investment income	(0.46)	(0.53)	(0.65)
Net realized gains	(0.30)	—	—
Total distributions to shareholders	(0.76)	(0.53)	(0.65)
Net asset value, end of period	$11.26	$11.19	$11.00
Total return	7.70%	6.75%	4.73%
Ratios to average net assets(b)
Total gross expenses	0.54%	0.55%	0.61%	(c)
Total net expenses(d)	0.54%	0.55%	0.61%	(c)
Net investment income	3.49%	3.66%	3.94%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,472,928	$2,563,889	$2,224,176
Portfolio turnover	198% (e)	330% (e)	382%	(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226% and 256% for the years ended December 31, 2012, 2011 and 2010, respectively.

194p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Diversified Bond Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.16	$10.99	$11.14
Income from investment operations:
Net investment income	0.35	0.38	0.25
Net realized and unrealized gain	0.46	0.31	0.24
Total from investment operations	0.81	0.69	0.49
Less distributions to shareholders:
Net investment income	(0.45)	(0.52)	(0.64)
Net realized gains	(0.30)	—	—
Total distributions to shareholders	(0.75)	(0.52)	(0.64)
Net asset value, end of period	$11.22	$11.16	$10.99
Total return	7.49%	6.47%	4.60%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.80%	0.85%	(c)
Total net expenses(d)	0.80%	0.80%	0.85%	(c)
Net investment income	3.15%	3.47%	3.44%	(c)
Supplemental data
Net assets, end of period (in thousands)	$30,024	$13,590	$3,422
Portfolio turnover	198% (e)	330% (e)	382%	(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226% and 256% for the years ended December 31, 2012, 2011 and 2010, respectively.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	195p

Columbia Variable Portfolio – Diversified Bond Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$11.20	$11.00	$10.76	$9.80	$10.50
Income from investment operations:
Net investment income	0.38	0.39	0.40	0.43	0.50
Net realized and unrealized gain (loss)	0.44	0.32	0.48	0.95	(1.15)
Total from investment operations	0.82	0.71	0.88	1.38	(0.65)
Less distributions to shareholders:
Net investment income	(0.45)	(0.51)	(0.64)	(0.42)	(0.05)
Net realized gains	(0.30)	—	—	—	—
Total distributions to shareholders	(0.75)	(0.51)	(0.64)	(0.42)	(0.05)
Net asset value, end of period	$11.27	$11.20	$11.00	$10.76	$9.80
Total return	7.56%	6.68%	8.33%	14.42%	(6.32% )
Ratios to average net assets(a)
Total gross expenses	0.67%	0.68%	0.71%	0.71%	0.72%
Total net expenses(b)	0.67%	0.68%	0.71%	0.71%	0.72%
Net investment income	3.35%	3.53%	3.62%	4.12%	4.77%
Supplemental data
Net assets, end of period (in thousands)	$1,485,918	$1,510,737	$1,712,149	$5,577,210	$4,479,609
Portfolio turnover	198% (c)	330% (c)	382% (c)	434% (c)	231% (c)

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226%, 256%, 308% and 120% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

196p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Dividend Opportunity Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$12.55	$13.19	$12.05
Income from investment operations:
Net investment income	0.40	0.23	0.13
Net realized and unrealized gain (loss)	1.37	(0.87)	1.01
Total from investment operations	1.77	(0.64)	1.14
Net asset value, end of period	$14.32	$12.55	$13.19
Total return	14.10%	(4.85% )	9.46%
Ratios to average net assets(b)
Total gross expenses	0.69%	0.74%	0.78%	(c)
Total net expenses(d)	0.69%	0.74%	0.78%	(c)
Net investment income	2.89%	1.74%	1.68%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,803,841	$1,737,503	$1,554,975
Portfolio turnover	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$12.48	$13.15	$12.05
Income from investment operations:
Net investment income	0.37	0.22	0.11
Net realized and unrealized gain (loss)	1.36	(0.89)	0.99
Total from investment operations	1.73	(0.67)	1.10
Net asset value, end of period	$14.21	$12.48	$13.15
Total return	13.86%	(5.09% )	9.13%
Ratios to average net assets(b)
Total gross expenses	0.94%	0.97%	1.03%	(c)
Total net expenses(d)	0.94%	0.97%	1.03%	(c)
Net investment income	2.69%	1.71%	1.37%	(c)
Supplemental data
Net assets, end of period (in thousands)	$18,873	$15,653	$1,191
Portfolio turnover	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	197p

Columbia Variable Portfolio – Dividend Opportunity Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$12.51	$13.17	$11.27	$8.84	$16.24
Income from investment operations:
Net investment income	0.38	0.20	0.17	0.20	0.23
Net realized and unrealized gain (loss)	1.37	(0.86)	1.73	2.23	(6.35)
Total from investment operations	1.75	(0.66)	1.90	2.43	(6.12)
Net investment income	—	—	—	—	(0.01)
Net realized gains	—	—	—	—	(1.27)
Total distributions to shareholders	—	—	—	—	(1.28)
Net asset value, end of period	$14.26	$12.51	$13.17	$11.27	$8.84
Total return	13.99%	(5.01% )	16.83%	27.46%	(40.47% )
Ratios to average net assets(a)
Total gross expenses	0.82%	0.86%	0.90%	0.76%	0.86%
Total net expenses(b)	0.82%	0.86%	0.90%	0.76%	0.86%
Net investment income	2.74%	1.57%	1.42%	2.14%	2.03%
Supplemental data
Net assets, end of period (in thousands)	$1,134,402	$1,222,104	$1,572,800	$3,857,317	$2,765,112
Portfolio turnover	64%	41%	26%	49%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

198p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Emerging Markets Fund

	Year ended December 31,
	2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$13.82		$17.95	$15.68
Income from investment operations:
Net investment income	0.10		0.15	0.07
Net realized and unrealized gain (loss)	2.67		(3.83)	2.33
Increase from payments by affiliate	0.01		—	—
Total from investment operations	2.78		(3.68)	2.40
Less distributions to shareholders:
Net investment income	(0.08)		(0.20)	(0.13)
Net realized gains	(0.34)		(0.25)	—
Total distributions to shareholders	(0.42)		(0.45)	(0.13)
Net asset value, end of period	$16.18		$13.82	$17.95
Total return	20.67%	(b)	(20.90% )	15.48%
Ratios to average net assets(c)
Total gross expenses	1.29%	(d)	1.32%	1.37%	(e)
Total net expenses(f)	1.27%	(d)	1.32%	1.37%	(e)
Net investment income	0.69%		0.96%	0.71%	(e)
Supplemental data
Net assets, end of period (in thousands)	$592,820		$500,581	$490,399
Portfolio turnover	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	199p

Columbia Variable Portfolio – Emerging Markets Fund

	Year ended December 31,
	2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$13.79		$17.92	$15.68
Income from investment operations:
Net investment income (loss)	0.06		0.12	(0.04)
Net realized and unrealized gain (loss)	2.67		(3.83)	2.41
Increase from payments by affiliate	0.01		—	—
Total from investment operations	2.74		(3.71)	2.37
Less distributions to shareholders:
Net investment income	(0.05)		(0.17)	(0.13)
Net realized gains	(0.34)		(0.25)	—
Total distributions to shareholders	(0.39)		(0.42)	(0.13)
Net asset value, end of period	$16.14		$13.79	$17.92
Total return	20.36%	(b)	(21.10% )	15.24%
Ratios to average net assets(c)
Total gross expenses	1.54%	(d)	1.57%	1.56%	(e)
Total net expenses(f)	1.52%	(d)	1.57%	1.56%	(e)
Net investment income (loss)	0.42%		0.78%	(0.33%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$8,806		$4,635	$2,050
Portfolio turnover	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

200p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Emerging Markets Fund

	Year ended December 31,
	2012		2011	2010	2009		2008
Class 3
Per share data
Net asset value, beginning of period	$13.81		$17.94	$15.20	$8.76		$22.49
Income from investment operations:
Net investment income	0.08		0.13	0.11	0.06		0.16
Net realized and unrealized gain (loss)	2.68		(3.83)	2.85	6.42		(10.66)
Increase from payments by affiliate	0.01		—	—	—		—
Total from investment operations	2.77		(3.70)	2.96	6.48		(10.50)
Less distributions to shareholders:
Net investment income	(0.06)		(0.18)	(0.22)	(0.04)		(0.12)
Net realized gains	(0.34)		(0.25)	—	—		(3.11)
Total distributions to shareholders	(0.40)		(0.43)	(0.22)	(0.04)		(3.23)
Proceeds from regulatory settlements	—		—	—	0.00	(a)	—
Net asset value, end of period	$16.18		$13.81	$17.94	$15.20		$8.76
Total return	20.59%	(b)	(21.02% )	19.76%	74.08%		(53.71% )
Ratios to average net assets(c)
Total gross expenses	1.42%	(d)	1.44%	1.45%	1.42%		1.61%
Total net expenses(e)	1.40%	(d)	1.44%	1.45%	1.42%		1.61%
Net investment income	0.56%		0.83%	0.73%	0.52%		1.06%
Supplemental data
Net assets, end of period (in thousands)	$371,291		$368,548	$557,231	$911,711		$712,900
Portfolio turnover	150%		100%	86%	145%	(f)	140%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(f)	The aggregate cost of securities purchased for purposes of portfolio turnover excludes $41,979,743 for securities received at value on February 13, 2009 in exchange for Fund shares issued.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	201p

Columbia Variable Portfolio – Global Bond Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.85	$11.70	$11.41
Income from investment operations:
Net investment income	0.34	0.39	0.25
Net realized and unrealized gain	0.41	0.18	0.50
Total from investment operations	0.75	0.57	0.75
Less distributions to shareholders:
Net investment income	(0.34)	(0.36)	(0.46)
Net realized gains	(0.06)	(0.06)	—
Total distributions to shareholders	(0.40)	(0.42)	(0.46)
Net asset value, end of period	$12.20	$11.85	$11.70
Total return	6.43%	4.92%	6.72%
Ratios to average net assets(b)
Total gross expenses	0.71%	0.75%	0.85%	(c)
Total net expenses(d)	0.71%	0.75%	0.85%	(c)
Net investment income	2.80%	3.24%	3.35%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,168,704	$1,197,612	$1,086,905
Portfolio turnover	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.83	$11.69	$11.41
Income from investment operations:
Net investment income	0.31	0.35	0.22
Net realized and unrealized gain	0.42	0.19	0.51
Total from investment operations	0.73	0.54	0.73
Less distributions to shareholders:
Net investment income	(0.31)	(0.34)	(0.45)
Net realized gains	(0.06)	(0.06)	—
Total distributions to shareholders	(0.37)	(0.40)	(0.45)
Net asset value, end of period	$12.19	$11.83	$11.69
Total return	6.29%	4.62%	6.54%
Ratios to average net assets(b)
Total gross expenses	0.96%	0.99%	1.11%	(c)
Total net expenses(d)	0.96%	0.99%	1.10%	(c)
Net investment income	2.55%	2.95%	2.90%	(c)
Supplemental data
Net assets, end of period (in thousands)	$9,792	$5,578	$1,827
Portfolio turnover	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

202p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Global Bond Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$11.85	$11.70	$11.50	$10.50	$11.32
Income from investment operations:
Net investment income	0.32	0.37	0.45	0.31	0.42
Net realized and unrealized gain (loss)	0.42	0.19	0.29	0.88	(0.46)
Total from investment operations	0.74	0.56	0.74	1.19	(0.04)
Less distributions to shareholders:
Net investment income	(0.32)	(0.35)	(0.54)	(0.19)	(0.77)
Net realized gains	(0.06)	(0.06)	—	—	(0.01)
Total distributions to shareholders	(0.38)	(0.41)	(0.54)	(0.19)	(0.78)
Net asset value, end of period	$12.21	$11.85	$11.70	$11.50	$10.50
Total return	6.38%	4.78%	6.58%	11.38%	(0.44% )
Ratios to average net assets(a)
Total gross expenses	0.83%	0.88%	0.95%	0.97%	0.97%
Total net expenses(b)	0.83%	0.88%	0.95%	0.96%	0.97%
Net investment income	2.68%	3.13%	3.87%	2.78%	3.56%
Supplemental data
Net assets, end of period (in thousands)	$419,392	$456,088	$520,055	$1,676,097	$1,439,491
Portfolio turnover	42%	50%	66%	77%	62%
Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	203p

Columbia Variable Portfolio – High Yield Bond Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$6.74	$6.94	$7.09
Income from investment operations:
Net investment income	0.46	0.49	0.34
Net realized and unrealized gain (loss)	0.56	(0.10)	0.16
Total from investment operations	1.02	0.39	0.50
Less distributions to shareholders:
Net investment income	(0.54)	(0.59)	(0.65)
Total distributions to shareholders	(0.54)	(0.59)	(0.65)
Net asset value, end of period	$7.22	$6.74	$6.94
Total return	15.87%	5.82%	7.98%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.73%	0.75%	(c)
Total net expenses(d)	0.74%	0.73%	0.75%	(c)
Net investment income	6.55%	7.23%	7.70%	(c)
Supplemental data
Net assets, end of period (in thousands)	$7	$6	$5
Portfolio turnover	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$6.71	$6.93	$7.09
Income from investment operations:
Net investment income	0.44	0.47	0.30
Net realized and unrealized gain (loss)	0.56	(0.10)	0.18
Total from investment operations	1.00	0.37	0.48
Less distributions to shareholders:
Net investment income	(0.53)	(0.59)	(0.64)
Total distributions to shareholders	(0.53)	(0.59)	(0.64)
Net asset value, end of period	$7.18	$6.71	$6.93
Total return	15.62%	5.46%	7.79%
Ratios to average net assets(b)
Total gross expenses	1.00%	1.01%	1.05%	(c)
Total net expenses(d)	0.98%	1.01%	1.05%	(c)
Net investment income	6.29%	6.98%	6.83%	(c)
Supplemental data
Net assets, end of period (in thousands)	$16,469	$6,894	$2,132
Portfolio turnover	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

204p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – High Yield Bond Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$6.73	$6.93	$6.71	$4.84	$6.48
Income from investment operations:
Net investment income	0.45	0.49	0.52	0.55	0.66
Net realized and unrealized gain (loss)	0.56	(0.11)	0.34	1.94	(2.28)
Total from investment operations	1.01	0.38	0.86	2.49	(1.62)
Less distributions to shareholders:
Net investment income	(0.53)	(0.58)	(0.64)	(0.62)	(0.02)
Total distributions to shareholders	(0.53)	(0.58)	(0.64)	(0.62)	(0.02)
Net asset value, end of period	$7.21	$6.73	$6.93	$6.71	$4.84
Total return	15.74%	5.68%	13.96%	53.86%	(25.19% )
Ratios to average net assets(a)
Total gross expenses	0.87%	0.88%	0.88%	0.86%	0.89%
Total net expenses(b)	0.86%	0.88%	0.88%	0.86%	0.89%
Net investment income	6.43%	7.08%	7.65%	9.43%	8.84%
Supplemental data
Net assets, end of period (in thousands)	$623,113	$596,351	$677,780	$727,045	$522,569
Portfolio turnover	75%	76%	88%	102%	58%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	205p

Columbia Variable Portfolio – Income Opportunities Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.02	$10.69	$11.25
Income from investment operations:
Net investment income	0.64	0.70	0.51
Net realized and unrealized gain (loss)	0.78	(0.04)	0.23
Total from investment operations	1.42	0.66	0.74
Less distributions to shareholders:
Net investment income	(0.71)	(1.03)	(1.30)
Net realized gains	(0.22)	(0.30)	—
Total distributions to shareholders	(0.93)	(1.33)	(1.30)
Net asset value, end of period	$10.51	$10.02	$10.69
Total return	14.97%	6.42%	7.68%
Ratios to average net assets(b)
Total gross expenses	0.71%	0.72%	0.78%	(c)
Total net expenses(d)	0.71%	0.72%	0.78%	(c)
Net investment income	6.16%	6.76%	7.47%	(c)
Supplemental data
Net assets, end of period (in thousands)	$755,648	$983,282	$842,202
Portfolio turnover	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.98	$10.67	$11.25
Income from investment operations:
Net investment income	0.60	0.66	0.47
Net realized and unrealized gain (loss)	0.79	(0.03)	0.24
Total from investment operations	1.39	0.63	0.71
Less distributions to shareholders:
Net investment income	(0.69)	(1.02)	(1.29)
Net realized gains	(0.22)	(0.30)	—
Total distributions to shareholders	(0.91)	(1.32)	(1.29)
Net asset value, end of period	$10.46	$9.98	$10.67
Total return	14.72%	6.17%	7.44%
Ratios to average net assets(b)
Total gross expenses	0.96%	0.97%	1.01%	(c)
Total net expenses(d)	0.96%	0.96%	1.01%	(c)
Net investment income	5.86%	6.54%	6.87%	(c)
Supplemental data
Net assets, end of period (in thousands)	$9,657	$4,704	$929
Portfolio turnover	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

206p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Income Opportunities Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$10.04	$10.71	$10.71	$7.99	$9.86
Income from investment operations:
Net investment income	0.62	0.69	0.81	0.84	0.69
Net realized and unrealized gain (loss)	0.79	(0.05)	0.47	2.46	(2.54)
Total from investment operations	1.41	0.64	1.28	3.30	(1.85)
Less distributions to shareholders:
Net investment income	(0.70)	(1.01)	(1.28)	(0.58)	(0.02)
Net realized gains	(0.22)	(0.30)	—	—	—
Total distributions to shareholders	(0.92)	(1.31)	(1.28)	(0.58)	(0.02)
Net asset value, end of period	$10.53	$10.04	$10.71	$10.71	$7.99
Total return	14.80%	6.26%	13.04%	42.41%	(18.82% )
Ratios to average net assets(a)
Total gross expenses	0.84%	0.85%	0.86%	0.88%	0.92%
Total net expenses(b)	0.83%	0.85%	0.86%	0.88%	0.92%
Net investment income	6.01%	6.63%	7.38%	8.63%	8.04%
Supplemental data
Net assets, end of period (in thousands)	$262,909	$236,367	$251,747	$2,003,909	$755,538
Portfolio turnover	68%	66%	77%	70%	76%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	207p

Columbia Variable Portfolio – International Opportunity Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.44	$12.09	$10.67
Income from investment operations:
Net investment income	0.21	0.18	0.03
Net realized and unrealized gain (loss)	1.63	(1.66)	1.49
Total from investment operations	1.84	(1.48)	1.52
Less distributions to shareholders:
Net investment income	(0.19)	(0.17)	(0.10)
Total distributions to shareholders	(0.19)	(0.17)	(0.10)
Net asset value, end of period	$12.09	$10.44	$12.09
Total return	17.85%	(12.37% )	14.47%
Ratios to average net assets(b)
Total gross expenses	0.99%	1.01%	1.11%	(c)
Total net expenses(d)	0.99%	1.01%	1.11%	(c)
Net investment income	1.89%	1.56%	0.47%	(c)
Supplemental data
Net assets, end of period (in thousands)	$16,421	$15,957	$6
Portfolio turnover	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.43	$12.07	$10.67
Income from investment operations:
Net investment income (loss)	0.19	0.15	(0.09)
Net realized and unrealized gain (loss)	1.62	(1.64)	1.59
Total from investment operations	1.81	(1.49)	1.50
Less distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.10)
Total distributions to shareholders	(0.17)	(0.15)	(0.10)
Net asset value, end of period	$12.07	$10.43	$12.07
Total return	17.49%	(12.51% )	14.24%
Ratios to average net assets(b)
Total gross expenses	1.24%	1.27%	1.41%	(c)
Total net expenses(d)	1.24%	1.27%	1.41%	(c)
Net investment income (loss)	1.66%	1.29%	(1.15%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$3,620	$2,529	$534
Portfolio turnover	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

208p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – International Opportunity Fund

	Year ended December 31,
	2012	2011	2010	2009		2008
Class 3
Per share data
Net asset value, beginning of period	$10.44	$12.08	$10.77	$8.58		$14.71
Income from investment operations:
Net investment income (loss)	0.20	0.16	0.08	0.14		0.27
Net realized and unrealized gain (loss)	1.63	(1.64)	1.38	2.19		(6.12)
Total from investment operations	1.83	(1.48)	1.46	2.33		(5.85)
Less distributions to shareholders:
Net investment income	(0.18)	(0.16)	(0.15)	(0.14)		(0.28)
Total distributions to shareholders	(0.18)	(0.16)	(0.15)	(0.14)		(0.28)
Proceeds from regulatory settlements	—	—	—	0.00	(a)	—
Net asset value, end of period	$12.09	$10.44	$12.08	$10.77		$8.58
Total return	17.70%	(12.42% )	13.89%	27.54%	(b)	(40.43% )
Ratios to average net assets(c)
Total gross expenses	1.12%	1.17%	1.13%	1.16%		1.15%
Total net expenses(d)	1.12%	1.17%	1.13%	1.16%		1.15%
Net investment income	1.76%	1.33%	0.78%	1.57%		2.21%
Supplemental data
Net assets, end of period (in thousands)	$375,844	$385,473	$527,737	$561,691		$535,029
Portfolio turnover	66%	64%	76%	90%		61%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	209p

Columbia Variable Portfolio – Large Cap Growth Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$6.61	$6.82	$6.34
Income from investment operations:
Net investment income	0.05	0.03	0.02
Net realized and unrealized gain (loss)	1.29	(0.24)	0.46
Total from investment operations	1.34	(0.21)	0.48
Net asset value, end of period	$7.95	$6.61	$6.82
Total return	20.27%	(3.08% )	7.57%
Ratios to average net assets(b)
Total gross expenses	0.88%	0.89%	0.83%	(c)
Total net expenses(d)	0.78%	0.77%	0.83%	(c)
Net investment income	0.64%	0.51%	0.60%	(c)
Supplemental data
Net assets, end of period (in thousands)	$46,512	$44,092	$5
Portfolio turnover	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$6.58	$6.81	$6.34
Income from investment operations:
Net investment income	0.03	0.02	0.02
Net realized and unrealized gain (loss)	1.29	(0.25)	0.45
Total from investment operations	1.32	(0.23)	0.47
Net asset value, end of period	$7.90	$6.58	$6.81
Total return	20.06%	(3.38% )	7.41%
Ratios to average net assets(b)
Total gross expenses	1.13%	1.15%	1.09%	(c)
Total net expenses(d)	1.03%	1.02%	1.09%	(c)
Net investment income	0.43%	0.26%	0.50%	(c)
Supplemental data
Net assets, end of period (in thousands)	$9,741	$7,907	$320
Portfolio turnover	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

210p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Large Cap Growth Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$6.60	$6.82	$5.82	$4.25	$7.65
Income from investment operations:
Net investment income (loss)	0.04	0.01	0.02	0.03	0.10
Net realized and unrealized gain (loss)	1.29	(0.23)	0.98	1.54	(3.48)
Total from investment operations	1.33	(0.22)	1.00	1.57	(3.38)
Less distributions to shareholders:
Net investment income	—	—	—	—	(0.02)
Total distributions to shareholders	—	—	—	—	(0.02)
Net asset value, end of period	$7.93	$6.60	$6.82	$5.82	$4.25
Total return	20.15%	(3.23% )	17.16%	37.00%	(44.35% )
Ratios to average net assets(a)
Total gross expenses	1.00%	0.99%	0.93%	0.80%	0.75%
Total net expenses(b)	0.91%	0.92%	0.93%	0.80%	0.75%
Net investment income	0.52%	0.21%	0.34%	0.71%	1.36%
Supplemental data
Net assets, end of period (in thousands)	$194,870	$188,852	$233,165	$240,404	$275,348
Portfolio turnover	102%	104%	152%	152%	150%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	211p

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$20.38	$19.34	$18.00
Income from investment operations:
Net investment income	0.38	0.32	0.20
Net realized and unrealized gain	2.48	0.72	1.14
Total from investment operations	2.86	1.04	1.34
Net asset value, end of period	$23.24	$20.38	$19.34
Total return	14.03%	5.38%	7.45%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.85%	0.84%	(c)
Total net expenses(d)	0.77%	0.78%	0.84%	(c)
Net investment income	1.68%	1.60%	1.77%	(c)
Supplemental data
Net assets, end of period (in thousands)	$6	$6	$5
Portfolio turnover	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$20.30	$19.32	$18.00
Income from investment operations:
Net investment income	0.34	0.32	0.17
Net realized and unrealized gain	2.45	0.66	1.15
Total from investment operations	2.79	0.98	1.32
Net asset value, end of period	$23.09	$20.30	$19.32
Total return	13.74%	5.07%	7.33%
Ratios to average net assets(b)
Total gross expenses	1.05%	1.08%	1.11%	(c)
Total net expenses(d)	1.04%	1.00%	1.11%	(c)
Net investment income	1.51%	1.61%	1.46%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,101	$254	$32
Portfolio turnover	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

212p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$20.33	$19.32	$16.46	$13.26	$25.27
Income from investment operations:
Net investment income (loss)	0.35	0.29	0.23	0.26	0.38
Net realized and unrealized gain (loss)	2.47	0.72	2.63	2.94	(10.22)
Total from investment operations	2.82	1.01	2.86	3.20	(9.84)
Less distributions to shareholders:
Net investment income	—	—	—	—	(0.04)
Net realized gains	—	—	—	—	(2.13)
Total distributions to shareholders	—	—	—	—	(2.17)
Net asset value, end of period	$23.15	$20.33	$19.32	$16.46	$13.26
Total return	13.87%	5.23%	17.37%	24.13%	(42.16% )
Ratios to average net assets(a)
Total gross expenses	0.93%	0.96%	0.94%	0.71%	0.72%
Total net expenses(b)	0.90%	0.91%	0.94%	0.71%	0.72%
Net investment income	1.54%	1.45%	1.36%	1.87%	1.77%
Supplemental data
Net assets, end of period (in thousands)	$1,211,173	$1,229,110	$1,373,003	$1,393,213	$1,348,591
Portfolio turnover	87%	57%	87%	70%	109%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	213p

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$12.37	$14.55	$13.30
Income from investment operations:
Net investment income (loss)	0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.35	(2.17)	1.26
Total from investment operations	1.41	(2.18)	1.25
Net asset value, end of period	$13.78	$12.37	$14.55
Total return	11.40%	(14.98% )	9.40%
Ratios to average net assets(b)
Total gross expenses	0.93%	0.92%	0.81%	(c)
Total net expenses(d)	0.88%	0.92%	0.81%	(c)
Net investment income (loss)	0.44%	(0.08% )	(0.09%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$216,944	$5	$5
Portfolio turnover	134%	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$12.32		$14.53	$13.30
Income from investment operations:
Net investment loss	(0.01)		(0.03)	(0.03)
Net realized and unrealized gain (loss)	1.38		(2.18)	1.26
Total from investment operations	1.37		(2.21)	1.23
Net asset value, end of period	$13.69		$12.32	$14.53
Total return	11.12%		(15.21% )	9.25%
Ratios to average net assets(b)
Total gross expenses	1.18%		1.18%	1.09%	(c)
Total net expenses(d)	1.15%		1.18%	1.09%	(c)
Net investment loss	(0.04%	)	(0.25% )	(0.31%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$921		$572	$134
Portfolio turnover	134%		165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

214p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year ended December 31,
	2012		2011	2010		2009		2008
Class 3
Per share data
Net asset value, beginning of period	$12.34		$14.53	$11.51		$7.04		$12.85
Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.03)	(0.02)		(0.01)		(0.00	)(a)
Net realized and unrealized gain (loss)	1.39		(2.16)	3.04		4.48		(5.74)
Total from investment operations	1.39		(2.19)	3.02		4.47		(5.74)
Less distributions to shareholders:
Net investment income	—		—	—		—		(0.00	)(a)
Net realized gains	—		—	—		—		(0.07)
Total distributions to shareholders	—		—	—		—		(0.07)
Net asset value, end of period	$13.73		$12.34	$14.53		$11.51		$7.04
Total return	11.26%		(15.07% )	26.28%		63.39%		(44.84%	)
Ratios to average net assets(b)
Total gross expenses	1.05%		1.03%	0.99%		1.07%		0.88%
Total net expenses(c)	1.03%		1.03%	0.99%		1.07%		0.88%
Net investment income (loss)	0.02%		(0.20% )	(0.19%	)	(0.15%	)	(0.01%	)
Supplemental data
Net assets, end of period (in thousands)	$270,346		$292,116	$407,945		$380,078		$256,228
Portfolio turnover	134%		165%	100%		126%		70%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	215p

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Year ended December 31,
2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.04	$10.96	$9.92
Income from investment operations:
Net investment income	0.12	0.08	0.06
Net realized and unrealized gain (loss)	1.75	(1.00)	0.98
Total from investment operations	1.87	(0.92)	1.04
Net asset value, end of period	$11.91	$10.04	$10.96
Total return	18.63%	(8.39% )	10.48%
Ratios to average net assets(b)
Total gross expenses	0.88%	0.87%	0.85%	(c)
Total net expenses(d)	0.88%	0.87%	0.85%	(c)
Net investment income	1.08%	0.77%	0.94%	(c)
Supplemental data
Net assets, end of period (in thousands)	$839,959	$856,802	$720,087
Portfolio turnover	53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Year ended December 31,
2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.01	$10.95	$9.92
Income from investment operations:
Net investment income	0.10	0.06	0.07
Net realized and unrealized gain (loss)	1.73	(1.00)	0.96
Total from investment operations	1.83	(0.94)	1.03
Net asset value, end of period	$11.84	$10.01	$10.95
Total return	18.28%	(8.58% )	10.38%
Ratios to average net assets(b)
Total gross expenses	1.13%	1.13%	1.12%	(c)
Total net expenses(d)	1.13%	1.13%	1.12%	(c)
Net investment income	0.91%	0.62%	1.02%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,906	$1,078	$321
Portfolio turnover	53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

216p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$10.02	$10.95	$8.94	$6.34	$14.60
Income from investment operations:
Net investment income	0.11	0.06	0.06	0.10	0.08
Net realized and unrealized gain (loss)	1.74	(0.99)	1.95	2.50	(5.52)
Total from investment operations	1.85	(0.93)	2.01	2.60	(5.44)
Less distributions to shareholders:
Net realized gains	—	—	—	—	(2.82)
Total distributions to shareholders	—	—	—	—	(2.82)
Net asset value, end of period	$11.87	$10.02	$10.95	$8.94	$6.34
Total return	18.46%	(8.49% )	22.51%	40.93%	(45.10% )
Ratios to average net assets(a)
Total gross expenses	1.00%	1.00%	1.00%	0.85%	1.04%
Total net expenses(b)	1.00%	1.00%	1.00%	0.85%	1.04%
Net investment income	0.97%	0.57%	0.65%	1.48%	1.01%
Supplemental data
Net assets, end of period (in thousands)	$93,055	$99,525	$137,110	$242,390	$247,395
Portfolio turnover	53%	59%	80%	39%	47%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	217p

Columbia Variable Portfolio – S&P 500 Index Fund

	Year ended December 31,
	2012	2011(a)
Class 1
Per share data
Net asset value, beginning of period	$8.75	$9.17
Income from investment operations:
Net investment income	0.18	0.11
Net realized and unrealized gain (loss)	1.19	(0.53)
Total from investment operations	1.37	(0.42)
Net asset value, end of period	$10.12	$8.75
Total return	15.66%	(4.58%	)
Ratios to average net assets(b)
Total gross expenses	0.33%	0.38%	(c)
Total net expenses(d)	0.33%	0.38%	(c)
Net investment income	1.90%	1.87%	(c)
Supplemental data
Net assets, end of period (in thousands)	$16	$25
Portfolio turnover	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011(a)
Class 2
Per share data
Net asset value, beginning of period	$8.74	$9.17
Income from investment operations:
Net investment income	0.17	0.10
Net realized and unrealized gain (loss)	1.17	(0.53)
Total from investment operations	1.34	(0.43)
Net asset value, end of period	$10.08	$8.74
Total return	15.33%	(4.69%	)
Ratios to average net assets(b)
Total gross expenses	0.57%	0.62%	(c)
Total net expenses(d)	0.57%	0.62%	(c)
Net investment income	1.72%	1.62%	(c)
Supplemental data
Net assets, end of period (in thousands)	$14,910	$15,826
Portfolio turnover	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

218p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – S&P 500 Index Fund

	Year ended December 31,
	2012	2011		2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$8.75	$8.61		$7.51	$5.96	$9.83
Income from investment operations:
Net investment income	0.18	0.14		0.12	0.12	0.16
Net realized and unrealized gain (loss)	1.18	(0.00	)(a)	0.98	1.43	(3.69)
Total from investment operations	1.36	0.14		1.10	1.55	(3.53)
Less distributions to shareholders:
Net investment income	—	—		—	—	(0.01)
Net realized gains	—	—		—	—	(0.33)
Total distributions to shareholders	—	—		—	—	(0.34)
Net asset value, end of period	$10.11	$8.75		$8.61	$7.51	$5.96
Total return	15.54%	1.63%		14.71%	26.00%	(37.10% )
Ratios to average net assets(b)
Total gross expenses	0.44%	0.53%		0.54%	0.50%	0.54%
Total net expenses(c)	0.44%	0.53%		0.53%	0.50%	0.51%
Net investment income	1.86%	1.55%		1.58%	1.93%	1.79%
Supplemental data
Net assets, end of period (in thousands)	$195,032	$188,271		$216,264	$220,257	$193,189
Portfolio turnover	4%	4%		22%	31%	4%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	219p

Columbia Variable Portfolio – Select Large-Cap Value Fund

	Year ended December 31,
	2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$9.88		$10.04	$9.55
Income from investment operations:
Net investment income	0.21		0.12	0.07
Net realized and unrealized gain (loss)	1.62		(0.28)	0.42
Total from investment operations	1.83		(0.16)	0.49
Net asset value, end of period	$11.71		$9.88	$10.04
Total return	18.52%		(1.59% )	5.13%
Ratios to average net assets(b)
Total gross expenses	0.84%	(c)	0.98%	0.94%	(d)
Total net expenses(e)	0.80%	(c)	0.84%	0.94%	(d)
Net investment income	1.91%		1.21%	1.17%	(d)
Supplemental data
Net assets, end of period (in thousands)	$569,837		$2,932	$5
Portfolio turnover	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.85		$10.03	$9.55
Income from investment operations:
Net investment income	0.16		0.11	0.05
Net realized and unrealized gain (loss)	1.63		(0.29)	0.43
Total from investment operations	1.79		(0.18)	0.48
Net asset value, end of period	$11.64		$9.85	$10.03
Total return	18.17%		(1.79% )	5.03%
Ratios to average net assets(b)
Total gross expenses	1.15%	(c)	1.27%	1.26%	(d)
Total net expenses(e)	1.06%	(c)	1.10%	1.22%	(d)
Net investment income	1.45%		1.08%	0.77%	(d)
Supplemental data
Net assets, end of period (in thousands)	$1,643		$757	$199
Portfolio turnover	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

220p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Select Large-Cap Value Fund

	Year ended December 31,
	2012		2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$9.85		$10.02	$8.31	$6.59	$11.12
Income from investment operations:
Net investment income	0.16		0.11	0.08	0.10	0.21
Net realized and unrealized gain (loss)	1.66		(0.28)	1.63	1.62	(4.52)
Total from investment operations	1.82		(0.17)	1.71	1.72	(4.31)
Less distributions to shareholders:
Net investment income	—		—	—	—	(0.01)
Net realized gains	—		—	—	—	(0.21)
Total distributions to shareholders	—		—	—	—	(0.22)
Net asset value, end of period	$11.67		$9.85	$10.02	$8.31	$6.59
Total return	18.48%		(1.70% )	20.52%	26.12%	(39.46% )
Ratios to average net assets(a)
Total gross expenses	1.04%	(b)	1.10%	1.11%	1.24%	1.28%
Total net expenses(c)	0.93%	(b)	0.99%	1.08%	1.05%	0.93%
Net investment income	1.47%		1.05%	0.89%	1.40%	2.08%
Supplemental data
Net assets, end of period (in thousands)	$30,991		$29,825	$29,721	$14,841	$9,723
Portfolio turnover	17%		25%	4%	16%	75%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	221p

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

	Year ended December 31,
	2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.55		$11.52	$10.40
Income from investment operations:
Net investment loss	(0.02)		(0.03)	(0.04)
Net realized and unrealized gain (loss)	1.91		(0.94)	1.16
Total from investment operations	1.89		(0.97)	1.12
Net asset value, end of period	$12.44		$10.55	$11.52
Total return	17.92%		(8.42% )	10.77%
Ratios to average net assets(b)
Total gross expenses	1.01%		0.98%	1.09%	(c)
Total net expenses(d)	0.94%		0.96%	1.09%	(c)
Net investment loss	(0.21%	)	(0.27% )	(0.58%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$63,490		$61,631	$6
Portfolio turnover	6%		13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.50		$11.50	$10.40
Income from investment operations:
Net investment loss	(0.05)		(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.91		(0.94)	1.15
Total from investment operations	1.86		(1.00)	1.10
Net asset value, end of period	$12.36		$10.50	$11.50
Total return	17.71%		(8.70% )	10.58%
Ratios to average net assets(b)
Total gross expenses	1.26%		1.24%	1.36%	(c)
Total net expenses(d)	1.19%		1.21%	1.33%	(c)
Net investment loss	(0.46%	)	(0.52% )	(0.66%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$14,236		$12,858	$190
Portfolio turnover	6%		13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

222p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

	Year ended December 31,
	2012		2011	2010		2009		2008
Class 3
Per share data
Net asset value, beginning of period	$10.53		$11.51	$9.08		$6.49		$11.80
Income from investment operations:
Net investment income (loss)	(0.04)		(0.05)	(0.07)		(0.04)		0.02
Net realized and unrealized gain (loss)	1.91		(0.93)	2.50		2.63		(4.23)
Total from investment operations	1.87		(0.98)	2.43		2.59		(4.21)
Less distributions to shareholders:
Net realized gains	—		—	—		—		(1.10)
Total distributions to shareholders	—		—	—		—		(1.10)
Net asset value, end of period	$12.40		$10.53	$11.51		$9.08		$6.49
Total return	17.76%		(8.51% )	26.79%		39.81%		(38.59% )
Ratios to average net assets(a)
Total gross expenses	1.13%		1.13%	1.21%		1.09%		1.06%
Total net expenses(b)	1.06%		1.10%	1.20%		1.09%		0.96%
Net investment income (loss)	(0.34%	)	(0.45% )	(0.76%	)	(0.56%	)	0.19%
Supplemental data
Net assets, end of period (in thousands)	$65,937		$68,550	$88,168		$78,895		$68,398
Portfolio turnover	6%		13%	5%		6%		269%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	223p

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Year ended December 31,
2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.43	$10.38	$10.30
Income from investment operations:
Net investment income	0.10	0.10	0.07
Net realized and unrealized gain	0.08	0.06	0.12
Total from investment operations	0.18	0.16	0.19
Less distributions to shareholders:
Net investment income	(0.12)	(0.11)	(0.11)
Total distributions to shareholders	(0.12)	(0.11)	(0.11)
Net asset value, end of period	$10.49	$10.43	$10.38
Total return	1.69%	1.51%	1.83%
Ratios to average net assets(b)
Total gross expenses	0.50%	0.55%	0.63%	(c)
Total net expenses(d)	0.50%	0.55%	0.63%	(c)
Net investment income	0.92%	1.01%	1.09%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,243,687	$854,906	$733,781
Portfolio turnover	238% (e)	92% (e)	323%	(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66% and 203% for years ended December 31, 2012, 2011 and 2010, respectively.

224p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Year ended December 31,
2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.39	$10.36	$10.30
Income from investment operations:
Net investment income	0.07	0.08	0.05
Net realized and unrealized gain	0.08	0.04	0.11
Total from investment operations	0.15	0.12	0.16
Less distributions to shareholders:
Net investment income	(0.08)	(0.09)	(0.10)
Total distributions to shareholders	(0.08)	(0.09)	(0.10)
Net asset value, end of period	$10.46	$10.39	$10.36
Total return	1.47%	1.21%	1.59%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.76%	0.89%	(c)
Total net expenses(d)	0.75%	0.76%	0.89%	(c)
Net investment income	0.65%	0.81%	0.75%	(c)
Supplemental data
Net assets, end of period (in thousands)	$32,395	$33,867	$1,985
Portfolio turnover	238% (e)	92% (e)	323%	(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66% and 203% for the year ended December 31, 2012, 2011 and 2010, respectively.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	225p

Columbia Variable Portfolio – U.S. Government Mortgage Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$10.42	$10.37	$10.17	$9.95	$10.23
Income from investment operations:
Net investment income (loss)	0.08	0.09	0.12	0.21	0.32
Net realized and unrealized gain (loss)	0.09	0.05	0.18	0.33	(0.58)
Total from investment operations	0.17	0.14	0.30	0.54	(0.26)
Less distributions to shareholders:
Net investment income	(0.10)	(0.09)	(0.10)	(0.32)	(0.02)
Total distributions to shareholders	(0.10)	(0.09)	(0.10)	(0.32)	(0.02)
Net asset value, end of period	$10.49	$10.42	$10.37	$10.17	$9.95
Total return	1.62%	1.38%	3.00%	5.53%	(2.64% )
Ratios to average net assets(a)
Total gross expenses	0.63%	0.68%	0.76%	0.76%	0.79%
Total net expenses(b)	0.63%	0.68%	0.76%	0.76%	0.79%
Net investment income	0.78%	0.87%	1.15%	2.12%	3.19%
Supplemental data
Net assets, end of period (in thousands)	$304,109	$344,031	$417,768	$519,208	$503,080
Portfolio turnover	238% (c)	92% (c)	323% (c)	428% (c)	314% (c)

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66%, 203%, 350% and 190% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

226p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Year ended December 31,
2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$9.58	$9.54	$9.61
Income from investment operations:
Net investment income	0.20	0.36	0.21
Net realized and unrealized gain (loss)	0.35	0.55	(0.02)
Total from investment operations	0.55	0.91	0.19
Less distributions to shareholders:
Net investment income	(0.45)	(0.74)	(0.24)
Net realized gains	(0.12)	(0.13)	(0.02)
Total distributions to shareholders	(0.57)	(0.87)	(0.26)
Net asset value, end of period	$9.56	$9.58	$9.54
Total return	5.86%	10.08%	2.06%
Ratios to average net assets(b)
Total gross expenses	0.55%	0.56%	0.58% (c)
Total net expenses(d)	0.55%	0.56%	0.58% (c)
Net investment income	2.09%	3.81%	3.34% (c)
Supplemental data
Net assets, end of period (in thousands)	$2,635,289	$2,546,875	$2,209,105
Portfolio turnover	61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Year ended December 31,
2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.55	$9.52	$9.61
Income from investment operations:
Net investment income	0.17	0.31	0.39
Net realized and unrealized gain (loss)	0.35	0.59	(0.22)
Total from investment operations	0.52	0.90	0.17
Less distributions to shareholders:
Net investment income	(0.43)	(0.74)	(0.24)
Net realized gains	(0.12)	(0.13)	(0.02)
Total distributions to shareholders	(0.55)	(0.87)	(0.26)
Net asset value, end of period	$9.52	$9.55	$9.52
Total return	5.61%	9.91%	1.80%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.81%	0.81% (c)
Total net expenses(d)	0.80%	0.81%	0.81% (c)
Net investment income	1.79%	3.31%	6.34% (c)
Supplemental data
Net assets, end of period (in thousands)	$9,443	$5,016	$1,227
Portfolio turnover	61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	227p

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year ended December 31,
	2012	2011	2010	2009		2008
Class 3
Per share data
Net asset value, beginning of period	$9.59	$9.54	$9.40	$10.06		$10.28
Income from investment operations:
Net investment income	0.19	0.35	0.19	0.13		0.43
Net realized and unrealized gain (loss)	0.33	0.56	0.20	0.50		(0.40)
Total from investment operations	0.52	0.91	0.39	0.63		0.03
Less distributions to shareholders:
Net investment income	(0.43)	(0.73)	(0.23)	(1.29)		(0.25)
Net realized gains	(0.12)	(0.13)	(0.02)	(0.00	)(a)	—
Total distributions to shareholders	(0.55)	(0.86)	(0.25)	(1.29)		(0.25)
Net asset value, end of period	$9.56	$9.59	$9.54	$9.40		$10.06
Total return	5.61%	10.03%	4.13%	6.84%		0.14%
Ratios to average net assets(b)
Total gross expenses	0.68%	0.68%	0.70%	0.71%		0.73%
Total net expenses(c)	0.68%	0.68%	0.70%	0.71%		0.72%
Net investment income	1.95%	3.70%	1.96%	1.41%		3.95%
Supplemental data
Net assets, end of period (in thousands)	$299,702	$319,854	$330,937	$2,348,120		$982,653
Portfolio turnover	61%	66%	66%	135%		54%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

228p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Partners Small Cap Value Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$14.62	$15.28	$14.34
Income from investment operations:
Net investment income	0.18	0.06	0.05
Net realized and unrealized gain (loss)	1.81	(0.72)	0.89
Total from investment operations	1.99	(0.66)	0.94
Net asset value, end of period	$16.61	$14.62	$15.28
Total return	13.61%	(4.32% )	6.56%
Ratios to average net assets(b)
Total gross expenses	1.06%	1.04%	1.11%	(c)
Total net expenses(d)	0.94%	1.01%	1.09%	(c)
Net investment income	1.12%	0.38%	0.56%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,428,971	$1,260,436	$1,168,661
Portfolio turnover	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$14.56	$15.25	$14.34
Income from investment operations:
Net investment income	0.15	0.02	0.03
Net realized and unrealized gain (loss)	1.79	(0.71)	0.88
Total from investment operations	1.94	(0.69)	0.91
Net asset value, end of period	$16.50	$14.56	$15.25
Total return	13.32%	(4.52% )	6.35%
Ratios to average net assets(b)
Total gross expenses	1.31%	1.29%	1.31%	(c)
Total net expenses(d)	1.19%	1.26%	1.31%	(c)
Net investment income	0.99%	0.16%	0.33%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,730	$804	$484
Portfolio turnover	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	229p

Variable Portfolio – Partners Small Cap Value Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$14.58	$15.26	$12.26	$8.98	$13.63
Income from investment operations:
Net investment income	0.15	0.04	0.02	0.04	0.08
Net realized and unrealized gain (loss)	1.82	(0.72)	2.98	3.24	(4.26)
Total from investment operations	1.97	(0.68)	3.00	3.28	(4.18)
Less distributions to shareholders:
Net investment income	—	—	—	—	(0.01)
Net realized gains	—	—	—	—	(0.46)
Total distributions to shareholders	—	—	—	—	(0.47)
Net asset value, end of period	$16.55	$14.58	$15.26	$12.26	$8.98
Total return	13.51%	(4.46% )	24.43%	36.55%	(31.57% )
Ratios to average net assets(a)
Total gross expenses	1.18%	1.16%	1.22%	1.27%	1.27%
Total net expenses(b)	1.07%	1.13%	1.22%	1.26%	1.22%
Net investment income	0.95%	0.24%	0.14%	0.43%	0.84%
Supplemental data
Net assets, end of period (in thousands)	$200,780	$220,667	$284,055	$1,321,826	$916,221
Portfolio turnover	60%	58%	57%	58%	76%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

230p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Sit Dividend Growth Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$9.65	$10.00	$9.54
Income from investment operations:
Net investment income	0.15	0.10	0.06
Net realized and unrealized gain (loss)	0.91	(0.45)	0.40
Total from investment operations	1.06	(0.35)	0.46
Net asset value, end of period	$10.71	$9.65	$10.00
Total return	10.98%	(3.50% )	4.82%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.82%	0.82%	(c)
Total net expenses(d)	0.78%	0.78%	0.82%	(c)
Net investment income	1.41%	1.01%	0.98%	(c)
Supplemental data
Net assets, end of period (in thousands)	$893,849	$1,276,709	$1,348,356
Portfolio turnover	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.63	$9.99	$9.54
Income from investment operations:
Net investment income	0.13	0.07	0.06
Net realized and unrealized gain (loss)	0.89	(0.43)	0.39
Total from investment operations	1.02	(0.36)	0.45
Net asset value, end of period	$10.65	$9.63	$9.99
Total return	10.59%	(3.60% )	4.72%
Ratios to average net assets(b)
Total gross expenses	1.09%	1.08%	0.88%	(c)
Total net expenses(d)	1.03%	1.03%	0.88%	(c)
Net investment income	1.25%	0.76%	1.04%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,124	$1,330	$472
Portfolio turnover	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	231p

Variable Portfolio – Sit Dividend Growth Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$9.64	$9.99	$8.96	$6.82	$11.20
Income from investment operations:
Net investment income	0.14	0.09	0.03	0.05	0.06
Net realized and unrealized gain (loss)	0.89	(0.44)	1.00	2.09	(4.35)
Total from investment operations	1.03	(0.35)	1.03	2.14	(4.29)
Less distributions to shareholders:
Net investment income	—	—	—	—	(0.00	)(a)
Net realized gains	—	—	—	—	(0.09)
Total distributions to shareholders	—	—	—	—	(0.09)
Net asset value, end of period	$10.67	$9.64	$9.99	$8.96	$6.82
Total return	10.68%	(3.50% )	11.52%	31.33%	(38.58%	)
Ratios to average net assets(b)
Total gross expenses	0.96%	0.94%	1.05%	0.94%	1.06%
Total net expenses(c)	0.90%	0.90%	1.05%	0.94%	1.03%
Net investment income	1.30%	0.89%	0.35%	0.64%	0.81%
Supplemental data
Net assets, end of period (in thousands)	$53,529	$61,213	$79,768	$2,022,696	$842,243
Portfolio turnover	85%	21%	32%	21%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

232p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Victory Established Value Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.48	$11.18	$10.44
Income from investment operations:
Net investment income	0.14	0.09	0.06
Net realized and unrealized gain (loss)	1.65	(0.79)	0.68
Total from investment operations	1.79	(0.70)	0.74
Net asset value, end of period	$12.27	$10.48	$11.18
Total return	17.08%	(6.26% )	7.09%
Ratios to average net assets(b)
Total gross expenses	0.90%	0.90%	0.92%	(c)
Total net expenses(d)	0.87%	0.90%	0.92%	(c)
Net investment income	1.18%	0.77%	0.92%	(c)
Supplemental data
Net assets, end of period (in thousands)	$951,190	$840,305	$886,881
Portfolio turnover	151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.44	$11.17	$10.44
Income from investment operations:
Net investment income	0.12	0.07	0.07
Net realized and unrealized gain (loss)	1.64	(0.80)	0.66
Total from investment operations	1.76	(0.73)	0.73
Net asset value, end of period	$12.20	$10.44	$11.17
Total return	16.86%	(6.53% )	6.99%
Ratios to average net assets(b)
Total gross expenses	1.15%	1.16%	1.19%	(c)
Total net expenses(d)	1.12%	1.16%	1.19%	(c)
Net investment income	1.00%	0.67%	0.98%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3,690	$2,068	$527
Portfolio turnover	151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	233p

Variable Portfolio – Victory Established Value Fund

	Year ended December 31,
	2012	2011	2010	2009	2008
Class 3
Per share data
Net asset value, beginning of period	$10.47	$11.18	$9.17	$6.72	$10.69
Income from investment operations:
Net investment income	0.12	0.07	0.06	0.10	0.16
Net realized and unrealized gain (loss)	1.65	(0.78)	1.95	2.35	(4.05)
Total from investment operations	1.77	(0.71)	2.01	2.45	(3.89)
Less distributions to shareholders:
Net realized gains	—	—	—	—	(0.08)
Total distributions to shareholders	—	—	—	—	(0.08)
Net asset value, end of period	$12.24	$10.47	$11.18	$9.17	$6.72
Total return	16.91%	(6.35% )	21.87%	36.47%	(36.58% )
Ratios to average net assets(a)
Total gross expenses	1.02%	1.03%	1.14%	1.56%	4.35%
Total net expenses(b)	1.00%	1.03%	1.05%	1.17%	1.14%
Net investment income	1.04%	0.64%	0.64%	1.36%	1.57%
Supplemental data
Net assets, end of period (in thousands)	$16,153	$15,072	$16,108	$13,938	$12,020
Portfolio turnover	151%	76%	85%	99%	96%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

234p	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

For More Information

The Funds are generally available only to the owners of variable annuity contracts and variable life insurance policies issued by participating insurance companies and participants in qualified plans and retirement arrangements. Please refer to the prospectus that describes your annuity contract and/or life insurance policy or the documents that describe your qualified plan and retirement arrangement for more information.

Additional Information About the Funds

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds
c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

The Fund’s offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through insurance companies or retirement plans.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.

S-6466-99 AH (5/13)

Variable Portfolio Funds

Prospectus May 1, 2013

Columbia Variable Portfolio – Limited Duration Credit Fund

Variable Portfolio – American Century Diversified Bond Fund

Variable Portfolio – American Century Growth Fund

Variable Portfolio – Columbia Wanger International Equities Fund

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Variable Portfolio – DFA International Value Fund

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Holland Large Cap Growth Fund

(Formerly known as Variable Portfolio – Marsico Growth Fund)

Variable Portfolio – Invesco International Growth Fund

Variable Portfolio – J.P. Morgan Core Bond Fund

Variable Portfolio – Jennison Mid Cap Growth Fund

Variable Portfolio – MFS Value Fund

Variable Portfolio – Mondrian International Small Cap Fund

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Variable Portfolio – NFJ Dividend Value Fund

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Variable Portfolio – Pyramis® International Equity Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund

Each above-named Columbia Variable Portfolio and Variable Portfolio Fund (each a “VP Fund” or a “Fund” and together the “VP Funds” or the “Funds”) may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and certain other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the funds.

Pyramis® is a registered service mark of FMR LLC. Used under license.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

SUMMARIES OF THE FUNDS

Investment Objectives, Fees and Expenses of the Fund, Principal Investment Strategies, Principal Risks, Past Performance, Fund Management, Buying and Selling Shares, Tax Information and Financial Intermediary Compensation.

Columbia VP – Limited Duration Credit Fund	3p
VP – American Century Diversified Bond Fund	7p
VP – American Century Growth Fund	12p
VP – Columbia Wanger International Equities Fund	15p
VP – Columbia Wanger U.S. Equities Fund	19p
VP – DFA International Value Fund	22p
VP – Eaton Vance Floating-Rate Income Fund	26p
VP – Holland Large Cap Growth Fund	30p
VP – Invesco International Growth Fund	34p
VP – J.P. Morgan Core Bond Fund	39p
VP – Jennison Mid Cap Growth Fund	43p
VP – MFS Value Fund	47p
VP – Mondrian International Small Cap Fund	51p
VP – Morgan Stanley Global Real Estate Fund	55p
VP – NFJ Dividend Value Fund	59p
VP – Nuveen Winslow Large Cap Growth Fund	63p
VP – Partners Small Cap Growth Fund	66p
VP – PIMCO Mortgage-Backed Securities Fund	70p
VP – Pyramis® International Equity Fund	75p
VP – Wells Fargo Short Duration Government Fund	79p

MORE INFORMATION ABOUT THE FUNDS

Investment Objectives, Principal Investment Strategies, Principal Risks, and Portfolio Management

Columbia VP – Limited Duration Credit Fund	83p
VP – American Century Diversified Bond Fund	86p
VP – American Century Growth Fund	91p
VP – Columbia Wanger International Equities Fund	93p
VP – Columbia Wanger U.S. Equities Fund	96p
VP – DFA International Value Fund	98p
VP – Eaton Vance Floating-Rate Income Fund	103p
VP – Holland Large Cap Growth Fund	107p
VP – Invesco International Growth Fund	110p
VP – J.P. Morgan Core Bond Fund	115p
VP – Jennison Mid Cap Growth Fund	119p
VP – MFS Value Fund	121p
VP – Mondrian International Small Cap Fund	124p
VP – Morgan Stanley Global Real Estate Fund	128p
VP – NFJ Dividend Value Fund	131p
VP – Nuveen Winslow Large Cap Growth Fund	134p
VP – Partners Small Cap Growth Fund	137p
VP – PIMCO Mortgage-Backed Securities Fund	142p
VP – Pyramis® International Equity Fund	147p
VP – Wells Fargo Short Duration Government Fund	149p
Additional Investment Strategies and Policies	152p
Primary Service Providers	155p
Buying and Selling Shares	158p
Distributions and Taxes	162p
Potential Conflicts of Interest	163p
Financial Highlights	164p

2p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

References to “Fund” throughout this prospectus refer to the VP Funds named on the front cover of this prospectus singularly or collectively as the context requires. Each Fund is a series of Columbia Funds Variable Series Trust II (the Trust).

This prospectus may contain information on Funds and share classes not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for information regarding the investment options available to you.

Summary of Columbia VP – Limited Duration Credit Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.46%		0.46%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.13%		0.13%
Total annual fund operating expenses	0.59%		0.84%
Less: Fee waiver/expense reimbursement(a)	(0.02%	)	(0.02%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.57%		0.82%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.57% for Class 1 and 0.82% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$58	$187	$327	$736
Class 2	$84	$266	$464	$1,035

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	3p

Columbia VP – Limited Duration Credit Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. The Fund will primarily invest in debt securities with short- and intermediate-term maturities generally similar to those included in the Fund’s benchmark index, the Barclays U.S. 1-5 Year Corporate Index (the Index). The Fund may invest up to 15% of its net assets in securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”).

Under normal circumstances, the Fund targets an average portfolio duration within one year of the duration of the Index which, as of March 31, 2013 was 2.89 years.

The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

4p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia VP – Limited Duration Credit Fund

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2012:	2.52%
Worst:	3rd Quarter 2011:	–1.65%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
Columbia VP – Limited Duration Credit Fund:
Class 1	05/07/2010	6.25%	4.27%
Class 2	05/07/2010	6.05%	4.00%
Barclays U.S. 1-5 Year Corporate Index (reflects no deduction for fees, expenses or taxes)		6.17%	4.66%

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	5p

Columbia VP – Limited Duration Credit Fund

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Tom Murphy, CFA	Portfolio Manager	May 2010
Timothy J. Doubek, CFA	Portfolio Manager	May 2010
Royce Wilson, CFA	Portfolio Manager	May 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

6p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – American Century Diversified Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.45%	0.45%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.58%	0.83%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$59	$186	$324	$726
Class 2	$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% (60% excluding mortgage dollar rolls) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher yield and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. Government. Securities issued or guaranteed by other U.S. Government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	7p

VP – American Century Diversified Bond Fund

The Fund may invest in derivatives such as credit default swaps, forward contracts, futures contracts and forward foreign currency contracts in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility.

The selection of debt obligations is the primary decision in building the investment portfolio.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

8p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – American Century Diversified Bond Fund

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	9p

VP – American Century Diversified Bond Fund

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2011:	3.22%
Worst:	4th Quarter 2012:	0.18%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – American Century Diversified Bond Fund
Class 1	05/07/2010	5.08%	5.90%
Class 2	05/07/2010	4.84%	5.66%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		4.21%	5.73%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: American Century Investment Management, Inc.

Portfolio Manager	Title	Managed Fund Since
Robert V. Gahagan	Senior Vice President and Senior Portfolio Manager	May 2010
Alejandro H. Aguilar, CFA	Vice President and Senior Portfolio Manager	May 2010
Jeffrey L. Houston, CFA	Vice President and Senior Portfolio Manager	May 2010
Brian Howell	Vice President and Senior Portfolio Manager	May 2010
G. David MacEwen	CIO — Fixed Income	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

10p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – American Century Diversified Bond Fund

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	11p

Summary of VP – American Century Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.75%	1.00%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$77	$240	$417	$930
Class 2	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of larger-sized companies selected for their growth prospects. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Under normal circumstances, the Fund’s portfolio will primarily consist of securities of larger-sized U.S. companies demonstrating business improvement. The Fund defines larger-sized companies as those with a market capitalization greater than $2.5 billion at the time of purchase.

The Fund may invest up to 25% of its net assets in foreign investments.

The Fund may invest in derivatives such as forward foreign currency contracts in an effort to hedge existing positions.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

12p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – American Century Growth Fund

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	15.88%
Worst:	3rd Quarter 2011:	–14.92%

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	13p

VP – American Century Growth Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – American Century Growth Fund
Class 1	05/07/2010	14.12%	9.92%
Class 2	05/07/2010	13.83%	9.63%
Russell 1000 Growth® Index (reflects no deduction for fees, expenses or taxes)		15.26%	13.34%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: American Century Investment Management, Inc.

Portfolio Manager	Title	Managed Fund Since
Gregory J. Woodhams, CFA	CIO — U.S. Growth Equity — Large Cap, Senior Vice President and Senior Portfolio Manager	May 2010
E. A. Prescott LeGard, CFA	Vice President and Senior Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

14p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Columbia Wanger International Equities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.91%		0.91%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.20%		0.20%
Total annual fund operating expenses	1.11%		1.36%
Less: Fee waiver/expense reimbursement(a)	(0.11%	)	(0.11%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	1.00%		1.25%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.00% for Class 1 and 1.25% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$102	$342	$601	$1,342
Class 2	$127	$420	$734	$1,626

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities.

Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	15p

VP – Columbia Wanger International Equities Fund

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

16p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Columbia Wanger International Equities Fund

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	03/31/2003:	14.68%
Worst:	09/30/2011:	–17.93%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – Columbia Wanger International Equities Fund
Class 1	05/07/2010	21.76%	10.47%
Class 2	05/07/2010	21.48%	10.24%
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index (reflects no deduction for fees, expenses or taxes)		19.17%	9.44%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Columbia Wanger Asset Management LLC

Portfolio Manager	Title	Managed Fund Since
Christopher J. Olson, CFA	Portfolio Manager	May 2010
Louis J. Mendes, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	17p

VP – Columbia Wanger International Equities Fund

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

18p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Columbia Wanger U.S. Equities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.85%		0.85%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.16%		0.16%
Total annual fund operating expenses	1.01%		1.26%
Less: Fee waiver/expense reimbursement(a)	(0.05%	)	(0.05%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.96%		1.21%

(a)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.96% for Class 1 and 1.21% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$98	$317	$553	$1,232
Class 2	$123	$395	$687	$1,518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of U.S. companies.

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	19p

VP – Columbia Wanger U.S. Equities Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	17.07%
Worst:	3rd Quarter 2011:	–22.75%

20p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Columbia Wanger U.S. Equities Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP — Columbia Wanger U.S. Equities Fund
Class 1	05/07/2010	19.74%	12.07%
Class 2	05/07/2010	19.56%	11.82%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)		16.35%	11.96%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Columbia Wanger Asset Management LLC

Portfolio Manager	Title	Managed Fund Since
Robert A. Mohn, CFA	Portfolio Manager	May 2010
David L. Frank, CFA	Co-Portfolio Manager	February 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	21p

Summary of VP – DFA International Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.83%		0.83%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.16%		0.16%
Total annual fund operating expenses	0.99%		1.24%
Less: Fee waiver/expense reimbursement(a)	(0.12%	)	(0.12%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.87%		1.12%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.87% for Class 1 and 1.12% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$89	$303	$535	$1,202
Class 2	$114	$382	$669	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio management team determines to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts.

Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries.

22p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – DFA International Value Fund

Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio do pay dividends. It is anticipated, therefore, that the Fund, will receive dividend income.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions, and may use currency forward contracts in connection with the settlement of equity trades or the exchange of one currency for another.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	23p

VP – DFA International Value Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown. The Fund’s current subadviser began managing the Fund’s portfolio on November 16, 2011. Fund returns for periods prior to that date include returns under the Fund’s former subadviser(s).

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	13.04%
Worst:	3rd Quarter 2011:	–23.98%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – DFA International Value Fund:
Class 1	05/07/2010	17.01%	2.62%
Class 2	05/07/2010	16.63%	2.33%
MSCI World ex-USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		17.28%	7.87%

24p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – DFA International Value Fund

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Dimensional Fund Advisors, L.P.

Portfolio Manager	Title	Managed Fund Since
Karen Umland, CFA	Senior Portfolio Manager and Vice President	November 2011
Jed Fogdall	Senior Portfolio Manager and Vice President	November 2011
Joseph Chi, CFA	Senior Portfolio Manager and Vice President	November 2011
Henry F. Gray	Head of Global Equity Trading and Vice President	March 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	25p

Summary of VP – Eaton Vance Floating-Rate Income Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.63%		0.63%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.16%		0.16%
Total annual fund operating expenses	0.79%		1.04%
Less: Fee waiver/expense reimbursement(a)	(0.07%	)	(0.07%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.72%		0.97%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.72% for Class 1 and 0.97% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$74	$245	$432	$971
Class 2	$99	$324	$567	$1,265

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “high yield securities” or “junk bonds”) or, if unrated, determined to be of comparable quality. The Fund invests in senior floating rate loans of borrowers (Senior Loans). The Fund may also purchase secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior Loans), or other floating rate debt securities, fixed income debt securities and money market instruments. For purposes of the 80% policy, money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

26p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Eaton Vance Floating-Rate Income Fund

The Fund may invest up to 25% of its net assets in foreign investments.

Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as London Interbank Offered Rate (LIBOR) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. They are generally valued on a daily basis by independent pricing services.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	27p

VP – Eaton Vance Floating-Rate Income Fund

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices. The Fund may have to lower the selling price of its investment, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	3.05%
Worst:	3rd Quarter 2011:	–2.55%

28p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Eaton Vance Floating-Rate Income Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund*
VP – Eaton Vance Floating-Rate Income Fund
Class 1	05/07/2010	7.59%	4.85%
Class 2	05/07/2010	7.23%	4.25%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)		9.66%	5.54%

*	Fund data is from May 7, 2010. S&P/LSTA Leveraged Loan Index data is from April 30, 2010.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Eaton Vance Management

Portfolio Manager	Title	Managed Fund Since
Scott H. Page,CFA	Portfolio Manager	May 2010
Craig P. Russ	Portfolio Manager	May 2010
Andrew Sveen, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	29p

Summary of VP – Holland Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees(a)	0.62%	0.62%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.74%	0.99%

(a)	Fund expenses have been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$76	$237	$411	$918
Class 2	$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Index (the Index). The market capitalization range of the companies included within the Index was $333 million to $421.4 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (REITs) and American Depositary Receipts (ADRs).

The Fund invests primarily in U.S. companies. The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

30p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Holland Large Cap Growth Fund

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	31p

VP – Holland Large Cap Growth Fund

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown. The Fund’s current subadviser began managing the Fund’s portfolio on March 25, 2013. Fund returns for all periods shown are the returns under the Fund’s former subadviser(s).

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	15.77%
Worst:	3rd Quarter 2011:	–16.84%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – Holland Large Cap Growth Fund
Class 1	05/07/2010	12.05%	11.04%
Class 2	05/07/2010	11.85%	10.78%
Russell 1000 Growth Index*(reflects no deduction for fees, expenses or taxes)		15.26%	13.34%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)		16.00%	12.27%

*	On March 25, 2013, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary benchmark. This benchmark change was made based on a recommendation by the Fund’s investment manager to the Fund’s Board that the new benchmark provides a more appropriate basis for comparing the Fund’s performance. Information on the new and the old benchmarks shown will be included for a one-year transition period. Thereafter, only the new benchmark will be included.

32p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Holland Large Cap Growth Fund

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Holland Capital Management LLC

Portfolio Manager	Title	Managed Fund Since
Monica L. Walker	Chief Executive Officer and Chief Investment Officer, Co-Portfolio Manager	March 2013
Carl R. Bhathena	Co-Portfolio Manager and Senior Equity Analyst (Technology)	March 2013

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	33p

Summary of VP – Invesco International Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.83%	0.83%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.15%	0.15%
Total annual fund operating expenses	0.98%	1.23%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$100	$312	$542	$1,201
Class 2	$125	$390	$676	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are primarily invested in equity securities and depositary receipts of foreign issuers. Under normal circumstances, the Fund invests in securities of companies located in at least three countries outside the U.S., which may include significant investment in companies in the developed countries of Western Europe and the Pacific Basin. The Fund may also invest up to 30% of its net assets in securities that provide exposure to emerging markets. The Fund can invest in the securities of issuers of any market capitalization, including both large- and mid-capitalization issuers.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can invest in futures contracts, including index futures, to seek exposure to the broad market in connection with managing cash balances or to hedge against downside risk. The Fund may also hold warrants in connection with the acquisition of securities.

34p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Invesco International Growth Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value, as well being subject to liquidity risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	35p

VP – Invesco International Growth Fund

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Geographic Concentration Risk/Europe Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

36p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Invesco International Growth Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	10.03%
Worst:	3rd Quarter 2011:	–17.94%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – Invesco International Growth Fund
Class 1	05/07/2010	15.74%	9.16%
Class 2	05/07/2010	15.35%	8.86%
MSCI Europe, Australasia and Far East (EAFE) Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		16.86%	9.40%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Invesco Advisers, Inc.

Portfolio Manager	Title	Managed Fund Since
Clas Olsson	Portfolio Manager (lead)	May 2010
Brent Bates, CFA	Portfolio Manager	February 2013
Shuxin Cao, CFA	Portfolio Manager	May 2010
Matthew Dennis, CFA	Portfolio Manager	May 2010
Jason Holzer, CFA	Portfolio Manager	May 2010
Mark Jason, CFA	Portfolio Manager	August 2011
Richard Nield, CFA	Portfolio Manager	February 2013

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	37p

VP – Invesco International Growth Fund

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

38p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – J.P. Morgan Core Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.45%	0.45%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.58%	0.83%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$59	$186	$324	$726
Class 2	$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. The Fund does not expect to invest in securities rated below investment grade, although it may hold securities that, subsequent to the Fund’s investment, have been downgraded to a below investment grade rating.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	39p

VP – J.P. Morgan Core Bond Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

40p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – J.P. Morgan Core Bond Fund

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2011:	2.87%
Worst:	4th Quarter 2012:	0.27%

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	41p

VP – J.P. Morgan Core Bond Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP — J.P. Morgan Core Bond Fund
Class 1	05/07/2010	4.63%	5.90%
Class 2	05/07/2010	4.47%	5.64%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		4.21%	5.73%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: J.P. Morgan Investment Management Inc.

Portfolio Manager	Title	Managed Fund Since
Douglas S. Swanson	Managing Director and Portfolio Manager	May 2010
Christopher Nauseda	Vice President and Portfolio Manager	May 2010
Peter D. Simons	Executive Director and Portfolio Manager	May 2013

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

42p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Jennison Mid Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.75%		0.75%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.12%		0.12%
Total annual fund operating expenses	0.87%		1.12%
Less: Fee waiver/expense reimbursement(a)	(0.04%	)	(0.04%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.83%		1.08%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.83% for Class 1 and 1.08% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$85	$274	$478	$1,069
Class 2	$110	$352	$613	$1,360

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. Mid-capitalization companies are defined as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index (the Index). The market capitalization range of the companies included within the Index was $333 million to $28.2 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	43p

VP – Jennison Mid Cap Growth Fund

The Fund may invest up to 25% of its net assets in foreign investments.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

44p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Jennison Mid Cap Growth Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	14.30%
Worst:	3rd Quarter 2011:	–15.66%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – Jennison Mid Cap Growth Fund
Class 1	05/07/2010	16.48%	11.98%
Class 2	05/07/2010	16.12%	11.67%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)		15.81%	13.65%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Jennison Associates LLC

Portfolio Manager	Title	Managed Fund Since
John Mullman, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	45p

VP – Jennison Mid Cap Growth Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

46p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – MFS Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.75%	1.00%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$77	$240	$417	$930
Class 2	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are invested primarily in equity securities. The Fund invests primarily in the stocks of companies that are believed to be undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

The Fund may invest up to 25% of its net assets in foreign investments.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, equity interests in real estate investment trusts (REITs) and depositary receipts for such securities. While the Fund may invest its assets in companies of any size, the Fund generally focuses on large-capitalization companies. Large-capitalization companies are defined by the Fund as those companies with market capitalizations of at least $5 billion at the time of purchase.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	47p

VP – MFS Value Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the market, political, regulatory, industry, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

Real Estate-related Investment Risk. Investment in REITs and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

48p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – MFS Value Fund

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	12.41%
Worst:	3rd Quarter 2011:	–15.34%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – MFS Value Fund
Class 1	05/07/2010	16.26%	8.81%
Class 2	05/07/2010	15.95%	8.55%
Russell 1000 Value® Index (reflects no deduction for fees, expenses or taxes)		17.51%	11.49%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Massachusetts Financial Services Company

Portfolio Manager	Title	Managed Fund Since
Nevin P. Chitkara	Investment Officer and Portfolio Manager	May 2010
Steven R. Gorham	Investment Officer and Portfolio Manager	May 2010

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	49p

VP – MFS Value Fund

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

50p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Mondrian International Small Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.94%		0.94%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.17%		0.17%
Total annual fund operating expenses	1.11%		1.36%
Less: Fee waiver/expense reimbursement(a)	(0.11%	)	(0.11%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	1.00%		1.25%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.00% for Class 1 and 1.25% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$102	$342	$601	$1,342
Class 2	$127	$420	$734	$1,626

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of non-U.S. small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the stocks of non-U.S. small cap companies.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	51p

VP – Mondrian International Small Cap Fund

The Fund’s subadviser considers small cap companies to be those companies whose market capitalization falls within the range of companies in the MSCI World ex-U.S. Small Cap Index (the Index). The Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. The market capitalization range of the companies included within the Index was $19.4 million to $5.40 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change. The Fund may also invest in emerging markets.

The Fund may use forward foreign currency contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. The Fund also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

52p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Mondrian International Small Cap Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	13.61%
Worst:	3rd Quarter 2011:	–18.44%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP — Mondrian International Small Cap Fund
Class 1	05/07/2010	25.15%	14.61%
Class 2	05/07/2010	24.85%	14.32%
MSCI World ex-U.S. Small Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		17.48%	9.51%

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	53p

VP – Mondrian International Small Cap Fund

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Mondrian Investment Partners Limited

Portfolio Manager	Title	Managed Fund Since
Dr. Ormala Krishnan	Senior Portfolio Manager	May 2010
Frances M. Cuthbert	Senior Portfolio Manager	March 2012
Aidan Nicholson	Senior Portfolio Manager	March 2012

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

54p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Morgan Stanley Global Real Estate Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.85%		0.85%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.18%		0.18%
Total annual fund operating expenses	1.03%		1.28%
Less: Fee waiver/expense reimbursement(a)	(0.14%	)	(0.14%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.89%		1.14%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.89% for Class 1 and 1.14% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$91	$314	$555	$1,247
Class 2	$116	$392	$689	$1,533

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	55p

VP – Morgan Stanley Global Real Estate Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry located throughout the world (Global Real Estate Companies).

The Fund will invest primarily in companies in the real estate industry located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs), real estate investment trusts (REITs), and similar entities formed under the laws of non-U.S. countries.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk/Europe Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

56p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Morgan Stanley Global Real Estate Fund

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	14.33%
Worst:	3rd Quarter 2011:	–20.22%

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	57p

VP – Morgan Stanley Global Real Estate Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP — Morgan Stanley Global Real Estate Fund
Class 1	05/07/2010	30.62%	13.15%
Class 2	05/07/2010	30.21%	12.85%
FTSE EPRA/NAREIT Global Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)		28.65%	15.85%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadvisers: Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Company

Portfolio Manager	Title	Managed Fund Since
Theodore R. Bigman	Portfolio Manager	May 2010
Michiel te Paske	Portfolio Manager	May 2010
Sven van Kemenade	Portfolio Manager	May 2010
Angeline Ho	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

58p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – NFJ Dividend Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.75%	1.00%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$77	$240	$417	$930
Class 2	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies that pay or are expected to pay dividends.

The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also may invest in real estate investment trusts.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	59p

VP – NFJ Dividend Value Fund

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

60p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – NFJ Dividend Value Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	4th Quarter 2011:	12.17%
Worst:	3rd Quarter 2011:	-14.11%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP — NFJ Dividend Value Fund
Class 1	05/07/2010	13.98%	11.32%
Class 2	05/07/2010	13.78%	11.07%
Russell 1000 Value® Index (reflects no deduction for fees, expenses or taxes)		17.51%	11.49%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: NFJ Investment Group LLC

Portfolio Manager	Title	Managed Fund Since
Benno J. Fischer, CFA	Managing Director, Portfolio Manager/Analyst	May 2010
Paul A. Magnuson	Managing Director, Portfolio Manager/Analyst	May 2010
R. Burns McKinney, CFA	Managing Director, Portfolio Manager/Analyst	May 2010
Thomas W. Oliver, CFA, CPA	Managing Director, Portfolio Manager/Analyst	May 2010
Morley D. Campbell, CFA	Managing Director, Portfolio Manager/Analyst	May 2013
L. Baxter Hines, CFA	Director, Portfolio Manager/Analyst	January 2011
Jeff N. Reed, CFA	Vice President, Portfolio Manager/Analyst	January 2011

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	61p

VP – NFJ Dividend Value Fund

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

62p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Nuveen Winslow Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.75%	1.00%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$77	$240	$417	$930
Class 2	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. companies with a market capitalization in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	63p

VP – Nuveen Winslow Large Cap Growth Fund

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown. The Fund’s current subadviser began managing the Fund’s portfolio on November 17, 2010. Fund returns for periods prior to that date include the returns under the Fund’s former subadviser(s).

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	17.43%
Worst:	3rd Quarter 2011:	–15.40%

64p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Nuveen Winslow Large Cap Growth Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – Nuveen Winslow Large Cap Growth Fund
Class 1	05/07/2010	13.58%	10.27%
Class 2	05/07/2010	13.29%	9.98%
Russell 1000 Growth® Index (reflects no deduction for fees, expenses or taxes)		15.26%	13.34%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Winslow Capital Management LLC

Portfolio Manager	Title	Managed Fund Since
Clark J. Winslow	Chief Executive Officer	November 2010
Justin H. Kelly, CFA	Chief Investment Officer	November 2010
Patrick M. Burton, CFA	Managing Director	March 2013
R. Bart Wear, CFA	Senior Managing Director	November 2010*

*	Effective July 1, 2013, R. Bart Wear no longer serves as portfolio manager to the Fund.

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	65p

Summary of VP – Partners Small Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.87%		0.87%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.16%		0.16%
Total annual fund operating expenses	1.03%		1.28%
Less: Fee waiver/expense reimbursement(a)	(0.07%	)	(0.07%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	0.96%		1.21%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.96% for Class 1 and 1.21% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$98	$321	$562	$1,253
Class 2	$123	$399	$696	$1,539

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $37 million to $5.6 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

66p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Growth Fund

The investment manager to the Fund is responsible for the oversight of the Fund’s subadvisers (each a Subadviser and together the Subadvisers), which provide day-to-day portfolio management to the Fund. The investment manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	67p

VP – Partners Small Cap Growth Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	13.95%
Worst:	3rd Quarter 2011:	–19.67%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – Partners Small Cap Growth Fund
Class 1	05/07/2010	11.16%	10.56%
Class 2	05/07/2010	10.96%	10.27%
Russell 2000 Growth® Index (reflects no deduction for fees, expenses or taxes)		14.59%	13.54%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadvisers: Palisade Capital Management, L.L.C. (Palisade), London Company of Virginia, doing business as The London Company (TLC) and Wells Capital Management Incorporated (WellsCap)

Palisade

Portfolio Manager	Title	Managed Fund Since
Sammy Oh	Managing Director and Senior Portfolio Manager	November 2012

TLC

Portfolio Manager	Title	Managed Fund Since
Stephen M. Goddard, CFA	Lead Portfolio Manager	May 2010
Jonathan T. Moody, CFA	Portfolio Manager	May 2010
J. Brian Campbell, CFA	Portfolio Manager	September 2010
Mark E. DeVaul, CFA, CPA	Portfolio Manager	July 2011

WellsCap

Portfolio Manager	Title	Managed Fund Since
Joseph M. Eberhardy, CFA, CPA	Portfolio Manager	May 2010
Thomas C. Ognar, CFA	Portfolio Manager	May 2010
Bruce C. Olson, CFA	Portfolio Manager	May 2010

68p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Growth Fund

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	69p

Summary of VP – PIMCO Mortgage-Backed Securities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with total return through current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.47%	0.47%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.15%	0.15%
Total annual fund operating expenses	0.62%	0.87%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$63	$199	$346	$774
Class 2	$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,142% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mortgage-related fixed income instruments. These instruments have varying maturities and include but are not limited to mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, non-agency mortgage securities, and mortgage dollar rolls, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. The Fund may invest up to 10% of its total assets in non-agency mortgage-related fixed income instruments. The Fund may also invest up to 5% of its total assets in mortgage-related high yield (i.e., below investment grade) instruments. The average portfolio duration of the Fund normally varies from one to seven years based on the subadviser’s forecast for interest rates.

70p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – PIMCO Mortgage-Backed Securities Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	71p

VP – PIMCO Mortgage-Backed Securities Fund

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

72p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – PIMCO Mortgage-Backed Securities Fund

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2011:	2.13%
Worst:	4th Quarter 2012:	–0.38%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – PIMCO Mortgage-Backed Securities Fund
Class 1	05/07/2010	2.32%	4.36%
Class 2	05/07/2010	2.05%	4.09%
Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)		2.59%	4.34%

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	73p

VP – PIMCO Mortgage-Backed Securities Fund

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Pacific Investment Management Company LLC

Portfolio Manager	Title	Managed Fund Since
Michael Cudzil	Portfolio Manager	February 2013
Daniel Hyman	Portfolio Manager	February 2013

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

74p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Pyramis® International Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.84%		0.84%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.17%		0.17%
Total annual fund operating expenses	1.01%		1.26%
Less: Fee waiver/expense reimbursement(a)	(0.01%	)	(0.01%	)
Total annual (net) fund operating expenses after fee waiver/expense reimbursement(a)	1.00%		1.25%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.00% for Class 1 and 1.25% for Class 2.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$102	$321	$557	$1,235
Class 2	$127	$399	$691	$1,522

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of foreign issuers located or traded in countries other than the U.S. that are believed to offer strong growth potential. Under normal circumstances, the Fund invests its assets in common stocks of companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index (the Index). The market capitalization range of the companies included within the Index was $190.1 million to $233.8 billion as of March 31, 2013.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	75p

VP – Pyramis® International Equity Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

76p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Pyramis® International Equity Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	1st Quarter 2012:	12.27%
Worst:	3rd Quarter 2011:	–21.03%

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP – Pyramis® International Equity Fund
Class 1	05/07/2010	20.92%	8.04%
Class 2	05/07/2010	20.59%	7.72%
MSCI Europe, Australasia and Far East (EAFE) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		17.32%	8.66%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Pyramis Global Advisors, LLC

Portfolio Manager	Title	Managed Fund Since
Cesar Hernandez, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	77p

VP – Pyramis® International Equity Fund

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

78p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Summary of VP – Wells Fargo Short Duration Government Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with current income consistent with capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.14%	0.14%
Total annual fund operating expenses	0.60%	0.85%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on the assumptions listed above your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$61	$192	$335	$750
Class 2	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 356% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. The Fund may invest up to 20% of its net assets within non-government mortgage and asset-backed securities.

In pursuit of its objective, the Fund will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a nationally recognized statistical ratings organization, or are deemed to be of comparable quality. As part of the Fund’s investment strategy, it may invest in stripped securities (securities that have been transformed from a principal amount with periodic interest coupons into a series of zero-coupon bonds, with the range of maturities matching the coupon payment dates and the redemption date of the principal amount) or enter into mortgage dollar rolls and reverse repurchase agreements. In addition, the Fund may invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AA- or Aa3 that the Fund’s subadviser believes will sufficiently outperform U.S. Treasuries. Generally, the portfolio’s overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	79p

VP – Wells Fargo Short Duration Government Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

80p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Wells Fargo Short Duration Government Fund

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2011:	0.79%
Worst:	4th Quarter 2012:	0.00%

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	81p

VP – Wells Fargo Short Duration Government Fund

Average Annual Total Returns as of December 31, 2012
	Share Class Inception Date	1 year	Life of Fund
VP — Wells Fargo Short Duration Government Fund
Class 1	05/07/2010	2.01%	2.31%
Class 2	05/07/2010	1.76%	2.05%
Barclays U.S. 1-3 Year Government Bond Index (reflects no deduction for fees, expenses or taxes)		0.51%	1.22%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Wells Capital Management Incorporated

Portfolio Manager	Title	Managed Fund Since
Thomas O’Connor, CFA	Portfolio Manager	May 2010
Troy Ludgood	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

FINANCIAL INTERMEDIARY COMPENSATION

If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, or other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or visit your financial intermediary’s web site for more information.

82p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

More Information About the Funds

Columbia VP – Limited Duration Credit Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. The Fund will primarily invest in debt securities with short- and intermediate-term maturities generally similar to those included in the Fund’s benchmark index, the Barclays U.S. 1-5 Year Corporate Index (the Index). The Fund may invest up to 15% of its net assets in securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”).

Under normal circumstances, the Fund targets an average portfolio duration within one year of the duration of the Index which, as of March 31, 2013 was 2.89 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:

•	Emphasizing an independent, proprietary credit research process of issuers in the Index;

•	Analyzing issuer-specific inputs, such as business strategy, management strength, competitive position and various financial metrics to identify the most attractive securities within each industry;

•	Investing opportunistically in lower-quality (junk) bonds based on relative valuations and risk-adjusted return expectations;

•	Utilizing quantitative risk controls and qualitative risk assessments in a framework that seeks to minimize portfolio relative volatility.

In evaluating whether to sell a security, the Investment Manager considers, among other factors:

•	Change in an issuer’s credit fundamentals relative to the Fund investment team’s expectations;

•	Changes to the fundamental attractiveness of a sector, industry group, or security;

•	Changes to the risk/reward trade-off of an issuer;

•	The potential development of event risk;

•	Adjustments needed to change overall portfolio risk.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	83p

VP – Limited Duration Credit Fund

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

84p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Limited Duration Credit Fund

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PORTFOLIO MANAGEMENT

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Tom Murphy, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Leader of the investment grade credit sector team.

•	Joined the Investment Manager in 2002 as Vice President/Senior Investment Grade Sector Leader and portfolio manager.

•	Began investment career in 1986.

•	MBA, University of Michigan.

Timothy J. Doubek, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the investment grade credit sector team.

•	Joined the Investment Manager in June 2001 as a senior portfolio manager and became an investment grade sector manager in 2002.

•	Began investment career in 1987.

•	MBA, University of Michigan.

Royce Wilson, CFA, Portfolio Manager

•	Managed the Fund since May 2012.

•	Sector Manager on the investment grade credit sector team.

•	Joined the Investment Manager in June 2007 as a sector manager and was previously employed as a corporate bond trader for Nomura Securities from 2002 to 2006.

•	Began investment career in 2002.

•	BBA, Western Connecticut State University.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	85p

VP – American Century Diversified Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher yield and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. Government. Securities issued or guaranteed by other U.S. Government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.

The Fund may invest in derivatives such as credit default swaps, forward contracts, futures contracts and forward foreign currency contracts in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility.

The selection of debt obligations is the primary decision in building the investment portfolio.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, American Century Investment Management, Inc. (American Century or the Subadviser), which provides day-to-day portfolio management to the Fund.

In pursuit of the Fund’s objective, American Century decides which debt securities to buy and sell by considering:

•	the desired maturity requirements for the portfolio;

•	the portfolio’s credit quality standards;

•	current economic conditions and the risk of inflation;
•	special features of the debt securities that may make them more or less attractive.

Because the Fund will own many debt securities, American Century calculates the average of the remaining maturities of all the debt securities the Fund owns to evaluate the interest rate sensitivity of the entire investment portfolio. This average is weighted according to the size of the Fund’s individual holdings and is called the weighted average maturity. American Century generally seeks to maintain the weighted average maturity of the Fund’s investment portfolio at three and one-half years or longer. Within this maturity limit, American Century may shorten the investment portfolio’s maturity during periods of rising interest rates in order to seek to reduce the effect of bond price declines on the Fund’s value. When interest rates are falling and bond prices are rising, American Century may lengthen the portfolio’s maturity.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

86p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – American Century Diversified Bond Fund

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	87p

VP – American Century Diversified Bond Fund

buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

88p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – American Century Diversified Bond Fund

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

PORTFOLIO MANAGEMENT

Subadviser: American Century, which has served as Subadviser to the Fund since May 2010, is located at 4500 Main Street, Kansas City, Missouri 64111. American Century, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

American Century uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the Fund’s strategic investment parameters based on economic and market conditions. The Fund’s other portfolio managers are responsible for security selection and portfolio construction for the Fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the Fund.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	89p

VP – American Century Diversified Bond Fund

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager (Macro Strategy Team Representative)

•	Managed the Fund since 2010.

•	Joined American Century in 1983 as Research Analyst.

•	Portfolio Manager at American Century since 1991.

•	Began investment career in 1983.

•	B.A. and M.B.A, University of Missouri— Kansas City.

Alejandro H. Aguilar, CFA, Vice President and Senior Portfolio Manager

•	Managed the Fund since 2010.

•	Joined American Century in 2003 as Portfolio Manager.

•	Began investment career in 1994.

•	B.A., University of California — Berkeley; M.B.A., University of Michigan.

Jeffrey L. Houston, CFA, Vice President and Senior Portfolio Manager

•	Managed the Fund since 2010.

•	Joined American Century in 1990 as Municipal Securities Analyst.

•	Portfolio Manager at American Century since 1994.

•	Began investment career in 1986.

•	B.A., University of Delaware; M.A., Syracuse University.

Brian Howell, Vice President and Senior Portfolio Manager

•	Managed the Fund since 2010.

•	Joined American Century in 1987 as Research Analyst.

•	Portfolio Manager at American Century since 1996.

•	Began investment career in 1987.

•	B.A. and M.B.A; University of California — Berkeley.

G. David MacEwen, Chief Investment Officer — Fixed Income and Portfolio Manager (Macro Strategy Team Representative)

•	Managed the Fund since 2010.

•	Joined American Century in 1991 as Portfolio Manager.

•	Began investment career in 1982.

•	B.A., Boston University; M.B.A., University of Delaware.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

90p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – American Century Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of larger-sized companies selected for their growth prospects. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Under normal circumstances, the Fund’s portfolio will primarily consist of securities of larger-sized U.S. companies demonstrating business improvement. The Fund defines larger-sized companies as those with a market capitalization greater than $2.5 billion at the time of purchase.

The Fund may invest up to 25% of its net assets in foreign investments.

The Fund may invest in derivatives such as forward foreign currency contracts in an effort to hedge existing positions.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, American Century Investment Management, Inc. (American Century or the Subadviser), which provides day-to-day portfolio management to the Fund.

In implementing its strategy, the Fund uses a bottom-up approach to stock selection. This means that investment decisions are based primarily on analysis of individual companies, rather than broad economic forecasts. Stock selection is based primarily on analysis of individual companies that seeks to identify and evaluate trends in earnings, revenues and other business fundamentals. American Century uses a variety of analytical research tools and techniques to identify the stocks of companies that meet its investment criteria.

Analytical indicators helping to identify a company’s signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century determine whether to buy or hold the stocks of companies it believes have favorable growth prospects and whether to sell the stocks of companies whose characteristics no longer meet its criteria.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	91p

VP – American Century Growth Fund

certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

PORTFOLIO MANAGEMENT

Subadviser: American Century, which has served as Subadviser to the Fund since May 2010, is located at 4500 Main Street, Kansas City, Missouri 64111. American Century, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

American Century uses a team of portfolio managers and analysts to manage the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Gregory J. Woodhams, CFA, Chief Investment Officer, U.S. Growth Equity — Large Cap, Senior Vice President and Senior Portfolio Manager

•	Managed the Fund since 2010.

•	Joined American Century in 1997 and became a Portfolio Manager in 1998.

•	Began investment career in 1981.

•	BA, Rice University; MA University of Wisconsin.

E. A. Prescott LeGard, CFA, Vice President and Senior Portfolio Manager

•	Managed the Fund since 2010.

•	Joined American Century in 1999 and became a Portfolio Manager in 2000.

•	Began investment career in 1991.

•	BA, DePauw University.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

92p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Columbia Wanger International Equities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities.

Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Columbia Management Investment Advisers, LLC (Investment Manager) is responsible for the oversight of the Fund’s subadviser, Columbia Wanger Asset Management LLC (CWAM or the Subadviser), a wholly-owned subsidiary of the Investment Manager, which provides day-to-day portfolio management of the Fund.

CWAM believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher growth potential than stocks of larger companies.

CWAM typically seeks to purchase companies with:

•	A strong business franchise that offers growth potential

•	Products and services that give the company a competitive advantage

•	A stock price that CWAM believes is reasonable relative to the assets and earning power of the company

CWAM may sell a security if it reaches CWAM’s price target, if CWAM believes the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if CWAM believes other securities are more attractive. CWAM may also sell a security to fund redemptions.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	93p

VP – Columbia Wanger International Equities Fund

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

94p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Columbia Wanger International Equities Fund

PORTFOLIO MANAGEMENT

Subadviser: CWAM, a wholly-owned subsidiary of the Investment Manager, which has served as Subadviser to the Fund since May 2010, is located at 227 West Monroe Street, Chicago, Illinois 60606. CWAM, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Christopher J. Olson, CFA

•	Portfolio Manager.

•	Managed the Fund since May 2010.

•	Associated with CWAM or its predecessors as an investment professional since 2001.

Louis J. Mendes, CFA

•	Portfolio Manager.

•	Managed the Fund since May 2010.

•	Associated with CWAM or its predecessors as an investment professional since 2001.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	95p

VP – Columbia Wanger U.S. Equities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of U.S. companies.

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) is responsible for the oversight of the Fund’s subadviser, Columbia Wanger Asset Management LLC (CWAM or the Subadviser), a wholly-owned subsidiary of the Investment Manager, which provides day-to-day portfolio management of the Fund.

CWAM believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher growth potential than stocks of larger companies.

CWAM typically seeks to purchase companies with:

•	A strong business franchise that offers growth potential

•	Products and services that give the company a competitive advantage

•	A stock price that CWAM believes is reasonable relative to the assets and earning power of the company

CWAM may sell a security if the security reaches CWAM’s price target, if CWAM believes the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if CWAM believes other securities are more attractive. CWAM may also sell a security to fund redemptions.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

96p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Columbia Wanger U.S. Equities Fund

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Subadviser: CWAM, a wholly-owned subsidiary of the Investment Manager, which has served as Subadviser to the Fund since May 2010, is located at 227 West Monroe Street, Chicago, Illinois 60606. CWAM, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Robert A. Mohn, CFA

Portfolio Manager. Service with the Fund since 2010.

Portfolio Manager and Director of Domestic Research at CWAM. Associated with CWAM or its predecessors as an investment professional since 1992. Mr. Mohn began investment career in 1983 and earned a B.S. from Stanford University and an M.B.A. from the University of Chicago.

David L. Frank, CFA

Co-Portfolio Manager. Service with the Fund since 2012.

Portfolio Manager and Analyst of the Subadviser; associated with the Subadviser or its predecessors as an investment professional since 2002. Mr. Frank began his investment career in 1998 and earned a B.A. from Yale University and an M.B.A. from the University of Chicago.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	97p

VP – DFA International Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio management team determines to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts.

Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Dimensional Fund Advisors, L.P. (DFA or the Subadviser), which provides day-to-day portfolio management to the Fund.

DFA’s stock selection process generally seeks to identify stocks of large non-U.S. companies that are determined to be “value” stocks at the time of purchase and are associated with developed markets countries that DFA has designated as approved markets (Approved Markets). DFA considers value stocks to be primarily those issued by companies with a high book value in relation to market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. DFA, using a market capitalization weighted approach, purchases stocks of large companies located in developed market countries that have been designated as Approved Markets by DFA. DFA may purchase dual-listed securities, or equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with Approved Markets.

Securities that are associated with an Approved Market include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) equity securities of companies in Approved Markets in the form of depositary shares; or (g) securities included in the Fund’s benchmark index.

In the countries or regions authorized for investment, DFA first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. DFA then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. This threshold will vary by country or region. DFA intends to purchase securities within each applicable country using a market capitalization weighted approach. DFA may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that DFA determines appropriate, given market conditions. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. Through this approach and its judgment, DFA will seek to set country weights based in part on the relative market capitalization of eligible large companies within each country.

DFA may sell some or all of its position in a security if the security no longer meets one or more of the eligibility criteria for purchase that are described above or, if requested by the Investment Manager, to provide liquidity for fund redemptions. Notwithstanding the foregoing, DFA retains discretion over the decision to sell any given security at any time.

Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio do pay dividends. It is anticipated, therefore, that the Fund, will receive dividend income.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions, and may use currency forward contracts in connection with the settlement of equity trades or the exchange of one currency for another.

98p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – DFA International Value Fund

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value due to foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	99p

VP – DFA International Value Fund

instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

100p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – DFA International Value Fund

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Subadviser: DFA, which has served as Subadviser to the Fund since November 2011, is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. DFA, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

DFA uses a team approach in managing investment portfolios. The investment team includes the Investment Committee of DFA (the Investment Committee), portfolio managers and trading personnel. In accordance with DFA’s team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios managed by DFA based on the parameters established by the Investment Committee.

Portfolio Managers. The portfolio managers responsible for coordinating the day-to-day management of the Fund are:

Karen Umland, CFA

•	Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 1993.

•	Has over 23 years of investment experience.

•	B.A., Yale University; M.B.A., University of California Los Angeles.

Jed Fogdall

•	Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 2004.

•	Has over seven years of investment experience.

•	B.S., Purdue University; M.B.A., University of California Los Angeles.

Joseph Chi, CFA

•	Senior Portfolio Manager and Vice President.

•	Managed the Fund since November 2011.

•	Joined DFA in 2005.

•	Has over 12 years of investment experience.

•	B.S. and M.B.A., University of California Los Angeles; J.D., University of Southern California.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	101p

VP – DFA International Value Fund

Henry F. Gray

•	Head of Global Equity Trading and Vice President

•	Managed the Fund since March 2012.

•	Joined DFA in 1995.

•	Portfolio Manager, DFA, 1995 to 2005.

•	Head of Global Equity Trading, DFA, since 2006.

•	A.B., Princeton University; M.B.A., University of Chicago.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

102p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Eaton Vance Floating-Rate Income Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “high yield securities” or “junk bonds”) or, if unrated, determined to be of comparable quality. The Fund invests in senior floating rate loans of borrowers (Senior Loans). The Fund may also purchase secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior Loans), or other floating rate debt securities, fixed income debt securities and money market instruments. For purposes of the 80% policy, money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

The Fund may invest up to 25% of its net assets in foreign investments.

Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as London Interbank Offered Rate (LIBOR) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. They are generally valued on a daily basis by independent pricing services.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Eaton Vance Management (Eaton Vance or the Subadviser), which provides day-to-day portfolio management to the Fund.

The Subadviser seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market. The Subadviser also seeks to maintain broad borrower and industry diversification among the Fund’s holdings, including Senior Loans. When selecting an investment, the Subadviser seeks to utilize analysis of various investment characteristics including risk/return characteristics. The Subadviser may sell a holding if its risk/return profile deteriorates or to pursue more attractive investment opportunities. Preservation of capital is considered when consistent with the Fund’s objective.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	103p

VP – Eaton Vance Floating-Rate Income Fund

Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

104p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Eaton Vance Floating-Rate Income Fund

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at a desirable time or price. The Fund may have to lower the selling price of its investment, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

PORTFOLIO MANAGEMENT

Subadviser: Eaton Vance, which has served as Subadviser to the Fund since May 2010, is located at Two International Place, Boston, MA 02110. Eaton Vance, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	105p

VP – Eaton Vance Floating-Rate Income Fund

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Scott H. Page, CFA, Portfolio Manager

•	Managed the Fund since 2010.

•	Joined Eaton Vance in 1989.

•	Portfolio Manager in Eaton Vance bank loan group since 1996.

•	Began investment career as an investment officer of the Dartmouth College endowment and an Assistant Vice President in the Leveraged Finance Department of Citicorp.

•	B.A. Williams College; M.B.A. Amos Tuck School at Dartmouth College.

Craig P. Russ, Portfolio Manager

•	Managed the Fund since 2010.

•	Joined Eaton Vance in 1997.

•	Portfolio Manager in Eaton Vance bank loan group since 2001.

•	Began investment career in commercial lending with State Street Bank.

•	B.A. Middlebury College; also studied at the London School of Economics and Political Science.

Andrew Sveen, CFA, Portfolio Manager

•	Managed the Fund since 2010.

•	Joined Eaton Vance in 1991 as a senior financial analyst in the bank loan group.

•	Portfolio Manager in Eaton Vance bank loan group since 2008.

•	Began investment career as a corporate lending officer at State Street Bank.

•	B.S. from Dartmouth College; M.B.A. from William Simon School of Business Finance.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

106p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Holland Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Index (the Index). The market capitalization range of the companies included within the Index was $333 million to $421.4 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (REITs) and American Depositary Receipts (ADRs).

The Fund invests primarily in U.S. companies. The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Holland Capital Management LLC (Holland or the Subadviser), which provides day-to-day portfolio management to the Fund.

Holland’s investment philosophy is grounded in bottom up, fundamental research. Holland seeks companies that it believes exhibit the following characteristics:

•	Superior management teams

•	Poised for double-digit earnings growth selling at reasonable valuations

•	Strong financial condition

•	Niche products or services that possess superior competitive positioning

•	Significant insider ownership

Holland’s investment process entails performing bottom-up fundamental research to identify stocks that meet their long-term conservative growth criteria, and includes a top-down overlay. Holland does not make specific predictions regarding the economy or interest rates. Instead, Holland analyzes the current environment to understand whether the direction of these factors may have a material impact on or create certain risks within the Fund’s portfolio.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	107p

VP – Holland Large Cap Growth Fund

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

108p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Holland Large Cap Growth Fund

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

PORTFOLIO MANAGEMENT

Subadviser: Holland, which began serving as Subadviser to the Fund in March 2013, is located at 303 W. Madison, Suite 700, Chicago, Illinois 60606. Holland, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers: The portfolio managers responsible for the day-to-day portfolio management of the Fund are:

Monica L. Walker, Chief Executive Officer and Chief Investment Officer, Co-Portfolio Manager

•	Managed the Fund since March 2013.

•	Founding partner of Holland and has been a portfolio manager since the 1991 inception of the Large Cap Growth product.

•	Has over 24 years of industry experience.

•	B.B.A. in accounting from the University of Texas at Arlington.

Carl R. Bhathena, Co-Portfolio Manager and Senior Equity Analyst (Technology)

•	Managed the Fund since March 2013.
•	Joined Holland in 1998.
•	Has over 19 years of industry experience.
•	B.A. in economics from Baldwin-Wallace College; M.B.A. with honors from the University of Hartford’s Beatrice Auerbach School with an investment finance concentration.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	109p

VP – Invesco International Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are primarily invested in equity securities and depositary receipts of foreign issuers. Under normal circumstances, the Fund invests in securities of companies located in at least three countries outside the U.S., which may include significant investment in companies in the developed countries of Western Europe and the Pacific Basin. The Fund may also invest up to 30% of its net assets in securities that provide exposure to emerging markets. The Fund can invest in the securities of issuers of any market capitalization including both large- and mid-capitalization issuers.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can invest in futures contracts, including index futures, to seek exposure to the broad market in connection with managing cash balances or to hedge against downside risk. The Fund may also hold warrants in connection with the acquisition of securities.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Invesco Advisers, Inc. (Invesco or the Subadviser), which provides day-to-day portfolio management to the Fund.

Invesco employs a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the Fund are then selected bottom-up on a security-by-security basis. The focus is on the strengths of individual companies, rather than sector or country trends. The portfolio managers’ strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

Invesco may consider selling a security for several reasons, including when Invesco believes (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

110p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Invesco International Growth Fund

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	111p

VP – Invesco International Growth Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Geographic Concentration Risk/Europe Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

112p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Invesco International Growth Fund

Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Subadviser: Invesco, which has served as Subadviser to the Fund since May 2010, is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Clas Olsson leads a team of portfolio managers who are responsible for the day-to-day management of the Fund.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Clas Olsson, Lead Portfolio Manager, CIO of Invesco’s International Growth Investment Management Unit

•	Managed the Fund since May 2010.

•	Joined Invesco as an investment officer and international portfolio analyst in 1994 and promoted to his current position in 1997.

•	Lead manager with respect to investments in Europe and Canada.

•	Began investment career in 1994.

•	BA in business administration, University of Texas.

Brent Bates, CFA, Portfolio Manager

•	Managed the Fund since February 2013.

•	Joined Invesco as a mutual fund accountant and promoted to portfolio manager in 2011.

•	Began investment career in 1998.

•	BA in business administration, Texas A&M University.

Shuxin Cao, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined Invesco as an international equity analyst with a focus on Asia in 1997 and promoted to portfolio manager in 1999.

•	Began investment career in 1993.

•	BA in English, Tianjin Foreign Language Institute and MBA, Texas A&M University.

Matthew Dennis, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined Invesco as senior portfolio analyst in 2000 and promoted to portfolio manager in 2003.

•	Began investment career in 1994.

•	BA in economics from The University of Texas at Austin and MS in finance from Texas A&M University.

Jason Holzer, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined Invesco as senior analyst in 1996 and promoted to portfolio manager in 1999.

•	Began investment career in 1994.

•	BA in quantitative economics and MS in engineering-economic systems from Stanford University.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	113p

VP – Invesco International Growth Fund

Mark Jason, CFA, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined Invesco as a senior analyst in 2001 and promoted to portfolio manager in 2007.

•	Began investment career in 1995.

•	BS in finance and BS in real estate from California State University at Northridge.

Richard Nield, CFA, Portfolio Manager

•	Managed the Fund since February 2013.

•	Joined Invesco in 2000 and promoted to portfolio manager in 2003.

•	Began investment career in 1995.

•	BComm in finance and international business from McGill University in Montreal.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

114p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – J.P. Morgan Core Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. The Fund does not expect to invest in securities rated below investment grade, although it may hold securities that, subsequent to the Fund’s investment, have been downgraded to a below investment grade rating.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, J.P. Morgan Investment Management Inc. (JPMIM or the Subadviser), which provides day-to-day portfolio management to the Fund.

JPMIM analyzes four major factors in managing and constructing the Fund’s investment portfolio: duration, market sectors, maturity concentrations and individual securities. JPMIM looks for market sectors and individual securities that it believes will perform well over time. JPMIM selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JPMIM incorporates a bottom-up, value-oriented approach to fixed income investment management, including:

•	identifying securities that are priced inefficiently;

•	making sector allocation decisions based on a broad sector outlook, utilizing expected return and valuation analysis;

•	managing the yield curve, with an emphasis on evaluating relative risk/reward relationships along the yield curve; and
•	managing portfolio duration, primarily as a risk control measure.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	115p

VP – J.P. Morgan Core Bond Fund

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported

116p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – J.P. Morgan Core Bond Fund

by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

PORTFOLIO MANAGEMENT

Subadviser: JPMIM, which has served as Subadviser to the Fund since May 2010, is located at 270 Park Avenue, New York, New York 10017. JPMIM, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The team of portfolio managers responsible for the day-to-day portfolio management of the Fund managed by JPMIM consists of:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Douglas S. Swanson, Managing Director and Portfolio Manager

•	Managed the Fund since 2010.

•	Joined JPMIM or its predecessor in 1983 as Portfolio Manager.

•	Began investment career in 1983.

•	B.S., Massachusetts Institute of Technology; M.S., Sloan School at the Massachusetts Institute of Technology.

Christopher Nauseda, Vice President and Portfolio Manager

•	Managed the Fund since 2010.

•	Joined JPMIM or its predecessor in 1998 as Portfolio Manager.

•	Began investment career in 1982.

•	B.S. and M.B.A, Wayne State University.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	117p

VP – J.P. Morgan Core Bond Fund

Peter D. Simons, CFA, Executive Director and Portfolio Manager

•	Managed the Fund since 2013.

•	Joined JPMIM or its predecessor in 2001.

•	Began investment career in 2000.

•	B.S., Cedarville University, M.B.A, Fisher College of Business at The Ohio State University.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

118p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Jennison Mid Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. Mid-capitalization companies are defined as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index (the Index). The market capitalization range of the companies included within the Index was $333 million to $28.2 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change.

The Fund may invest up to 25% of its net assets in foreign investments.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Jennison Associates LLC (Jennison or the Subadviser), which provides day-to-day portfolio management to the Fund.

Jennison seeks to identify companies with above-average earnings-per-share growth that generally have the following characteristics:

•	Sustainable earnings growth over the investment horizon

•	Strong business fundamentals

•	Stable and enduring franchise value

Jennison uses a “bottom-up,” research intensive approach to build a diversified portfolio of companies with attractive valuations and projected strong earnings growth on an intermediate-term basis. Jennison believes the market often underappreciates the performance of these steady-growth companies and seeks to capture inflection points in a company’s growth rates or business model, looking for companies transitioning from early-stage growth to a more mature, seasoned level of performance.

Jennison typically sells a security when one or more of the following occurs:

•	The security exceeds Jennison’s target price

•	A fundamental change in earnings growth or company dynamics alters Jennison’s view of appreciation potential

•	Risk characteristics increase due to changes in company fundamentals or industry trends

•	A more attractive holding candidate is uncovered

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	119p

VP – Jennison Mid Cap Growth Fund

controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Subadviser: Jennison, which has served as Subadviser to the Fund since May 2010, is located at 466 Lexington Avenue, New York, NY 10017. Jennison, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. John Mullman, CFA is the portfolio manager of the Fund and has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows. The portfolio manager for the Fund is supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

John Mullman, CFA, Portfolio Manager

•	Portfolio Manager and Managing Director at Jennison.

•	Managed the Fund since May 2010.

•	Joined Jennison in August 2000 as a portfolio manager.

•	Began investment career in 1987.

•	BA, College of the Holy Cross; MBA, Yale University.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

120p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – MFS Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are invested primarily in equity securities. The Fund invests primarily in the stocks of companies that are believed to be undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

The Fund may invest up to 25% of its net assets in foreign investments.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, equity interests in real estate investment trusts (REITs) and depositary receipts for such securities. While the Fund may invest its assets in companies of any size, the Fund generally focuses on large-capitalization companies. Large-capitalization companies are defined by the Fund as those companies with market capitalizations of at least $5 billion at the time of purchase.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Massachusetts Financial Services Company (MFS or the Subadviser), which provides day-to-day portfolio management to the Fund.

MFS uses a “bottom-up” investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	121p

VP – MFS Value Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of market, economic, industry, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

Real Estate-related Investment Risk. Investment in REITs and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than

122p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – MFS Value Fund

securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Subadviser: MFS, which has served as Subadviser to the Fund since May 2010, is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $339 billion as of February 28, 2013. MFS, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nevin P. Chitkara, Investment Officer and Portfolio Manager

•	Investment Officer of MFS.

•	Managed the Fund since May 2010.

•	Employed in the investment area of MFS since 1997.

•	BS, Boston University; MBA, Massachusetts Institute of Technology.

Steven R. Gorham, Investment Officer and Portfolio Manager

•	Investment Officer of MFS.

•	Managed the Fund since May 2010.

•	Employed in the investment area of MFS since 1992.

•	BS, University of New Hampshire; MBA, Boston College.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	123p

VP – Mondrian International Small Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of non-U.S. small cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the stocks of non-U.S. small cap companies.

The Fund’s subadviser considers small cap companies to be those companies whose market capitalization falls within the range of companies in the MSCI World Ex-U.S. Small Cap Index (the Index). The Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. The market capitalization range of the companies included within the Index was $19.4 million to $5.40 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change. The Fund may also invest in emerging markets.

The Fund may use forward foreign currency contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. The Fund also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Mondrian Investment Partners Limited (Mondrian or the Subadviser), which provides day-to-day portfolio management to the Fund.

Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap opportunities for the Fund. Mondrian considers small cap investment opportunities to be companies whose market capitalization falls within the range of companies in the Index. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will enter into the Fund. Mondrian’s three-stage research process includes:

•	An overview of financial statements and industry prospects;

•	Meetings (on-site) with company management to have a clearer understanding of business operations and growth prospects; and

•

Using a combination of bottom-up/top-down inputs to model the future income stream, balance sheet and cash flow projections of the company to ascertain the long-term dividend paying capability of the company, which are then used as inputs into the inflation adjusted dividend discount methodology to derive the underlying value of a company.

In addition, Mondrian may sell a security if in its view:

•	Price appreciation has led to a significant overvaluation against a predetermined value level as defined by the dividend discount model;

•	Change in the fundamentals adversely affects ongoing appraisal of value;

•	More attractive alternatives are discovered; and

•	Market capitalization significantly exceeds Mondrian’s targeted ceiling.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

124p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Mondrian International Small Cap Fund

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	125p

VP – Mondrian International Small Cap Fund

controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Subadviser: Mondrian, which has served as Subadviser to the Fund since May 2010, is located at 10 Gresham Street, 5th Floor, London, United Kingdom EC2V7JD. Mondrian, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers. The portfolio manager responsible for the day-to-day management of the Fund is:

Dr. Ormala Krishnan, Senior Portfolio Manager Dr. Krishnan heads Mondrian’s international small cap strategy. Dr. Krishnan has managed the Fund since May 2010. Dr. Krishnan started her investment career in 1993 with Singapore based Koeneman Capital Management. Prior to joining Mondrian in 2000 as a portfolio manager, Dr. Krishnan was an investment consultant with William M. Mercer. Upon completion of her BSc in pure and applied mathematics from the National University of Singapore, Dr. Krishnan achieved her MSc in actuarial science from City University, London. In 2006, Dr. Krishnan completed her doctoral program in investment and finance from Sir John Cass Business School, City of London. Her doctoral thesis was on “Value versus Growth in the Asian Equity Markets”.

126p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Mondrian International Small Cap Fund

Frances M. Cuthbert, Senior Portfolio Manager Ms. Cuthbert has managaed the Fund since March 2012. Ms. Cuthbert is a graduate of the University of Edinburgh where she completed a MA (Hons) degree in Economics. She commenced her career at Deutsche Bank before joining Mondrian in 1999 with responsibilities in the International Small Capitalization Team. Ms. Cuthbert is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

Aidan Nicholson, Senior Portfolio Manager Mr. Nicholson has managed the Fund since March 2012. Having graduated from Pembroke College, Oxford with a Masters in Engineering, Economics & Management, Mr. Nicholson worked at Cazenove & Co. in the UK Smaller Companies Team, before moving to Mondrian in 2003 where he is a Senior Portfolio Manager on the International Small Capitalization Team. Mr. Nicholson is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	127p

VP – Morgan Stanley Global Real Estate Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with current income and capital appreciation. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry located throughout the world (Global Real Estate Companies).

The Fund will invest primarily in companies in the real estate industry located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs), real estate investment trusts (REITs), and similar entities formed under the laws of non-U.S. countries.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Morgan Stanley Investment Management Inc. (MSIM), which provides day-to-day portfolio management to the Fund.

MSIM is also responsible for the supervision of Morgan Stanley Investment Management Limited (MSIM Limited) and Morgan Stanley Investment Management Company (MSIM Company), each of which assists MSIM with the day-to-day portfolio management of the Fund. MSIM, MSIM Limited and MSIM Company are collectively referred to as the Subadvisers.

The Subadvisers actively manage the Fund using a combination of top-down and bottom-up methodologies. The Subadvisers’ proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that the Subadvisers believe offer the best relative valuation. The bottom-up research process strongly influences the Subadvisers’ perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Subadvisers generally consider selling a portfolio holding if the holding’s share price shifts to the point where the Subadvisers believe the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the investment universe.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

128p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Morgan Stanley Global Real Estate Fund

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk/Europe Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	129p

VP – Morgan Stanley Global Real Estate Fund

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PORTFOLIO MANAGEMENT

Subadvisers: MSIM, which has served as the Fund’s Subadviser since May 2010, is located at 522 Fifth Avenue, New York, New York 10036. MSIM, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. MSIM is also responsible for the supervision of MSIM Limited, located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 04948, each of which assist with the Fund’s day-to-day portfolio management, under separate Delegation Agreements with MSIM.

The Fund’s assets are managed within the Real Estate team, which is comprised of portfolio managers and analysts of MSIM, MSIM Limited and MSIM Company.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Theodore R. Bigman, Portfolio Manager

•	Managed the Fund since May 2010.

•	Managing Director of MSIM.

•	Associated with MSIM in an investment management capacity since 1995.

Michiel te Paske, Portfolio Manager

•	Managed the Fund since May 2010.

•	Managing Director of MSIM.

•	Associated with MSIM in an investment management capacity since 1997.

Sven van Kemenade, Portfolio Manager

•	Managed the Fund since May 2010.

•	Managing Director of MSIM.

•	Associated with MSIM in an investment management capacity since 1997.

Angeline Ho, Portfolio Manager

•	Managed the Fund since May 2010.

•	Managing Director of MSIM.

•	Associated with MSIM in an investment management capacity since 1997.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

130p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – NFJ Dividend Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital and income. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies that pay or are expected to pay dividends.

The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also may invest in real estate investment trusts.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, NFJ Investment Group LLC (NFJ or the Subadviser), which provides day-to-day portfolio management to the Fund.

NFJ portfolio managers use a value investing style focusing on companies with low valuations. The portfolio managers use quantitative factors to screen the initial selection universe. To further narrow the universe, the portfolio managers apply negative screens such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and trading of securities by corporate insiders. The portfolio managers also classify the selection universe by industry and then identify what they believe to be the most undervalued stocks in each industry to determine potential holdings for the strategies representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range. The research process is continually repeated to identify new buy and sell candidates.

NFJ considers selling a security when it believes any of the factors leading to the security’s purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	131p

VP – NFJ Dividend Value Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PORTFOLIO MANAGEMENT

Subadviser: NFJ, which has served as Subadviser to the Fund since May 2010, is located at 2100 Ross Avenue, Suite 700, Dallas TX 75201. NFJ, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

132p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – NFJ Dividend Value Fund

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Benno J. Fischer, CFA, Managing Director, Portfolio Manager/Analyst

•	Managing Director and founding partner of NFJ.

•	Managed the Fund since May 2010.

•	Founded NFJ in 1989.

•	Has over 46 years of investment experience.

Paul A. Magnuson, Managing Director, Portfolio Manager/Analyst

•	Managing Director and Portfolio Manager of NFJ.

•	Managed the Fund since May 2010.

•	Joined NFJ in 1992.

•	Has over 27 years of investment experience.

R. Burns McKinney, CFA, Managing Director, Portfolio Manager/Analyst of NFJ

•	Managing Director and Portfolio Manager of NFJ.

•	Managed the Fund since May 2010.

•	Joined NFJ in 2006.

•	Prior to joining NFJ, was an equity analyst at Evergreen Investments since 2001.

•	Has over 15 years of investment experience.

Thomas W. Oliver, CFA, CPA, Managing Director, Portfolio Manager/Analyst

•	Managing Director and Portfolio Manager of NFJ.

•	Managed the Fund since May 2010.

•	Joined NFJ in 2005.

•	Prior to joining NFJ, was a manager of corporate reporting at Perot Systems since 1999.

•	Has over 17 years of investment experience.

Morley D. Campbell, CFA, Managing Director, Portfolio Manager/Analyst

•	Managing Director and Portfolio Manager of NFJ.

•	Managed the Fund since May 2013.

•	Product team lead for the NFJ Emerging Markets Value investment strategy.

•	Joined NFJ in 2007.

•	Prior to joining NFJ, was an investment banking analyst for Lazard Frères and Merrill Lynch.

•	Has over 8 years of investment experience.

•	M.B.A. from Harvard Business School and his B.B.A. degree in Finance from the University of Texas.

L. Baxter Hines, CFA, Director, Portfolio Manager/Analyst

•	Director and Portfolio Manager of NFJ.

•	Managed the Fund since January 2011.

•	Joined NFJ in 2008.

•	Has over 6 years of experience in equity research and investment consulting.

Jeff N. Reed, CFA Vice President, Portfolio Manager/Analyst

•	Vice President and Portfolio Manager of NFJ.

•	Managed the Fund since January 2011.

•	Joined NFJ 2007.

•	Has over 8 years of experience in investment and financial analysis.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	133p

VP – Nuveen Winslow Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. companies with a market capitalization in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Winslow Capital Management LLC. (Winslow Capital or the Subadviser), which provides day-to-day portfolio management to the Fund.

Winslow Capital’s fundamental, bottom-up investment process centers on identifying growth companies which exhibit some or all of the following characteristics:

•	in an industry with growth potential;

•	leading or gaining market share;

•	identifiable and sustainable competitive advantages;

•	a management team that can perpetuate the company’s competitive advantages; and

•	high, and preferably rising, return on invested capital.

In order to identify investment candidates for the Fund, Winslow Capital begins by using a quantitative screen of the companies in the Russell 1000® Index (the Index) with market capitalizations exceeding $4 billion, complemented with a limited number of companies that are either not in the Index and/or are below the $4 billion market capitalization limit. The companies that pass this screen are then qualitatively assessed in the context of their respective industry. Winslow Capital then determines which companies with potential for above-average future earnings growth fit their portfolio construction parameters in light of the companies’ valuations.

Winslow Capital employs a sell discipline which utilizes the same fundamental research process in order to control risk and protect capital. Winslow Capital may sell some or all of a position in a stock when:

•	the fundamental business prospects are deteriorating, altering the basis for investment;

•	a stock becomes fully valued; or

•	a position exceeds limits set by the subadviser.

In addition, all stocks that decline 20% or more from the purchase price or a recent high are immediately reviewed for possible fundamental deterioration, and may be trimmed, sold or added to, based on such review.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

134p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Nuveen Winslow Large Cap Growth Fund

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

PORTFOLIO MANAGEMENT

Subadviser: Winslow Capital, which has served as Subadviser to the Fund since November 2010, is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402. Winslow Capital, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers. The portfolio managers responsible for the day-to-day portfolio management of the Fund are:

Clark J. Winslow

•	Managed the Fund since November 2010.

•	Chief Executive Officer.

•	Founded Winslow Capital in 1992.

•	Began investment career in 1966.

•	BA, Yale University; MBA, Harvard Business School.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	135p

VP – Nuveen Winslow Large Cap Growth Fund

Justin H. Kelly, CFA

•	Managed the Fund since November 2010.

•	Chief Investment Officer.

•	Started at Winslow Capital in 1999.

•	Began investment career in 1992.

•	BS, Babson College.

Patrick M. Burton, CFA

•	Managed the Fund since March 2013.

•	Managing Director and Portfolio Manager.

•	Joined Winslow Capital in 2010 and has 29 years of experience in the securities industry.

•

Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009.

•	BS, University of Minnesota.

R. Bart Wear, CFA

•	Managed the Fund since November 2010.

•	Senior Managing Director and Portfolio Manager.

•	Started at Winslow Capital in 1997.

•	Began investment career in 1982.

•	BS, Arizona State University.

Effective July 1, 2013, R. Bart Wear no longer serves as portfolio manager to the Fund.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

136p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $37 million to $5.6 billion as of March 31, 2013. The market capitalization range and composition of the companies in the Index is subject to change.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The investment manager to the Fund is responsible for the oversight of the Fund’s subadvisers, (each a Subadviser and together the Subadvisers), which provide day-to-day portfolio management to the Fund. The investment manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund. The Fund’s Subadvisers are London Company of Virginia, doing business as The London Company (TLC), Palisade Capital Management, L.L.C. (Palisade) and Wells Capital Management Incorporated (WellsCap).

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

Palisade

Palisade seeks small companies that have the potential to grow into larger companies, but trade in the market at prices that, based on Palisade’s valuations and estimates, do not reflect the companies’ current or future value. Since the small cap equity market is inherently less efficient than the large cap market, Palisade believes it can gain an informational advantage by conducting comprehensive fundamental research. Palisade emphasizes site visits and direct contact not only with portfolio companies but also with their customers, their suppliers, their competitors and supply chains. Palisade focuses more on long term business dynamics and less on short term share price momentum or gyrations.

Palisade considers the investment universe to be all companies with market caps within the range of the Russell 2000® Growth Index, primarily those currently below $5 billion. Palisade considers whether the company qualifies as “core growth” or “changing dynamics”. “Changing dynamics” companies are those that Palisade believes are facing particular challenges or do not have earnings, yet are believed to have significant upside based on one or more catalysts identified by the team. While “changing dynamics” stocks often present tantalizing upside opportunity, they are also more prone to disappointments and downside volatility. Palisade may sell a stock when it achieves a target price determined by Palisade, fundamentals deteriorate, earnings disappoint and/or to invest in more attractive stocks.

TLC

TLC seeks to purchase profitable, financially stable small-capitalization companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values. Guiding principles of TLC’s small-cap philosophy include, among other things: (1) a focus on cash return on tangible capital, instead of earnings per share, (2) a determination of company value based on an evaluation of cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively), and (4) an overall approach based on low turnover.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	137p

VP – Partners Small Cap Growth Fund

TLC utilizes a bottom-up approach in the security selection process. It screens a small-capitalization universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, free cash flow yield and tangible book value growth. TLC seeks companies that are trading at a 40% or greater discount to their perceived intrinsic value. TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests. TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase, typically when the security is trading at a low-to-reasonable valuation. TLC generally sells a security to adjust portfolio risk or when it believes: the security has become overvalued and has reached TLC’s price target, the security’s fundamentals have deteriorated, there is significant trading activity by insiders or there is a more promising alternative.

WellsCap

WellsCap seeks small-capitalization companies that are in an emerging phase of their growth cycle. WellsCap generally believes these companies have prospects for robust and sustainable growth in earnings and revenue and that they may benefit from positive revisions to expectations for earnings and revenue growth, which may lead to stock outperformance. To find growth and anticipate positive revisions, WellsCap performs fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models appear to have sustainable profit potential. More specifically, WellsCap looks for what is being underappreciated by the market and focuses on the “gap” between their expectation for growth and what the market is discounting. WellsCap may sell a company’s stock when it sees a deterioration in fundamentals that causes it to become suspicious of a company’s prospective growth profile. Depending on the circumstances, WellsCap may also sell or trim a portfolio position when it sees a convergence or narrowing of the gap in growth rate expectations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

138p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Growth Fund

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

PORTFOLIO MANAGEMENT

Subadvisers:

Palisade, which has served as a Subadviser to the Fund since November 2012, is located at One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024. Palisade, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

TLC, which has served as a Subadviser to the Fund since May 2010, is located at 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226. TLC, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

WellsCap, which has served as a Subadviser to the Fund since May 2010, is located at 525 Market Street, San Francisco, California 94105. WellsCap, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	139p

VP – Partners Small Cap Growth Fund

Portfolio Manager. The portfolio manager responsible for the day-to-day portfolio management of the portion of the Fund managed by Palisade is:

Sammy Oh, Senior Portfolio Manager and Managing Director

•	Managing Director and Senior Portfolio Manager at Palisade.

•	Managed the Fund since November 2012.

•

Joined Palisade in February 2009. Prior to Palisade’s acquisition of the AG Asset Management (AGAM) growth equity team, Mr. Oh spent five years as Managing Director and Portfolio Manager at AGAM (formerly known as Forstmann Leff).

•	Began investment career in 1993.

•	M.B.A. from the Tuck School of Business at Dartmouth; A.B. from Stanford University.

Portfolio Managers. The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by TLC are:

Stephen Goddard, CFA, Lead Portfolio Manager

•	President, Chief Investment Officer and Portfolio Manager at TLC.

•	Managed the Fund since May 2010.

•	Founded TLC in 1994.

•	Began investment career in 1989.

•	BA, Virginia Military Institute; MBA, University of Richmond.

Jonathan Moody, CFA, Portfolio Manager

•	Principal and Portfolio Manager at TLC.

•	Managed the Fund since May 2010.

•	Joined TLC in 2002.

•	Began investment career in 1992.

•	BS, Virginia Military Institute.

J. Brian Campbell, CFA, Portfolio Manager

•	Portfolio Manager at TLC.

•	Managed the Fund since September 2010.

•	Joined TLC in 2010.

•	Prior to joining TLC, was Portfolio Manager and Director of Research at Hilliard Lyons Capital Management.

•	Began investment career in 2000.

•	BBA, University of Kentucky; MBA, Kelly School of Business at Indiana University.

Mark E. DeVaul, CFA, CPA

•	Portfolio Manager at TLC.

•	Managed the Fund since July 2011.

•	Joined TLC as a Portfolio Manager and member of the firm’s investment committee in July, 2011.

•	Prior to joining TLC, spent four years as an equity research analyst with First Union Securities and Salomon Smith Barney, followed by over eight years with Nuveen Investments.

•	CFA charter holder and a member of the CFA Society of Virginia. Licensed CPA.

•	BS in Accounting, Liberty University; MBA, University of Notre Dame.

140p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Partners Small Cap Growth Fund

Portfolio Managers. The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by WellsCap are:

Joseph M. Eberhardy, CFA, CPA, Portfolio Manager

•	Portfolio Manager at WellsCap.

•	Managed the Fund since May 2010.

•	Joined WellsCap in 2005 as part of WellsCap’s acquisition of Strong Capital Management, which he joined in 1994.

•	Began investment career in 1994.

•	BA, University of Wisconsin-Milwaukee.

Thomas C. Ognar, CFA, Portfolio Manager

•	Portfolio Manager at WellsCap.

•	Managed the Fund since May 2010.

•	Joined WellsCap in 2005 as part of WellsCap’s acquisition of Strong Capital Management, which he joined in 1998.

•	Began investment career in 1993.

•	BS, Miami University; MS, University of Wisconsin, Madison.

Bruce C. Olson, CFA, Portfolio Manager

•	Portfolio Manager at WellsCap.

•	Managed the Fund since May 2010.

•	Joined WellsCap in 2005 as part of WellsCap’s acquisition of Strong Capital Management, which he joined in 1994.

•	Began investment career in 1982.

•	BA, Gustavus Adolphus College.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	141p

VP – PIMCO Mortgage-Backed Securities Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with total return through current income and capital appreciation. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mortgage-related fixed income instruments. These instruments have varying maturities and include but are not limited to mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, non-agency mortgage securities, and mortgage dollar rolls, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. The Fund may invest up to 10% of its total assets in non-agency mortgage-related fixed income instruments. The Fund may also invest up to 5% of its total assets in mortgage-related high yield (i.e., below investment grade) instruments. The average portfolio duration of the Fund normally varies from one to seven years based on the subadviser’s forecast for interest rates.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Pacific Investment Management Company LLC (PIMCO or the Subadviser), which provides day-to-day portfolio management to the Fund.

In pursuit of the Fund’s objective, PIMCO chooses investments by utilizing:

•	Duration management;

•	Yield curve or maturity structuring;

•	Sub-sector rotation; and

•	Bottom-up techniques including in-house credit and quantitative research.

In evaluating whether to sell a security, PIMCO considers, among other factors, whether:

•	The interest rate or economic outlook changes;

•	The security is overvalued relative to alternative investments;

•	The issuer or the security continues to meet the other standards described above.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

142p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – PIMCO Mortgage-Backed Securities Fund

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	143p

VP – PIMCO Mortgage-Backed Securities Fund

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

144p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – PIMCO Mortgage-Backed Securities Fund

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	145p

VP – PIMCO Mortgage-Backed Securities Fund

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

PORTFOLIO MANAGEMENT

Subadviser: PIMCO, which has served as Subadviser to the Fund since May 2010, is located at 840 Newport Center Drive, Newport Beach, CA 92660, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Michael Cudzil, Portfolio Manager and Mortgage Specialist

•	Executive Vice President at PIMCO.

•	Co-managed the Fund since February 2013.

•	Joined PIMCO in 2012.

•	Prior to joining PIMCO, Mr. Cudzil worked as a managing director and head of pass-through trading at Nomura.

•	Mr. Cudzil holds a bachelor’s degree in political science from the University of Pennsylvania.

Daniel Hyman, Portfolio Manager

•	Executive Vice President at PIMCO.

•	Co-managed the Fund since February 2013.

•	Joined PIMCO in 2008.

•	Prior to joining PIMCO, Mr. Hyman was a vice president at Credit Suisse where he traded Agency pass-throughs.

•	Mr. Hyman holds an undergraduate degree from Lehigh University.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

146p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Pyramis® International Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of foreign issuers located or traded in countries other than the U.S. that are believed to offer strong growth potential. Under normal circumstances, the Fund invests its assets in common stocks of companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index (the Index). The market capitalization range of the companies included within the Index was $190.1 million to $233.8 billion as of March 31, 2013. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Pyramis Global Advisors, LLC (Pyramis or the Subadviser), an indirectly held, wholly-owned subsidiary of FMR LLC, which provides day-to-day portfolio management to the Fund.

When buying and selling a security, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including, but not limited to, its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. These securities may then be analyzed using statistical models to further evaluate the securities’ growth potential, valuation, liquidity, and investment risks.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	147p

VP – Pyramis® International Equity Fund

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

PORTFOLIO MANAGEMENT

Subadviser: Pyramis Global Advisors, LLC, an indirectly held, wholly-owned subsidiary of FMR LLC, which has served as Subadviser to the Fund since May 2010, is located at 900 Salem Street, Smithfield, Rhode Island 02917. Pyramis, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Cesar Hernandez, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•

Joined Fidelity in 1989. Mr. Hernandez developed the select international strategy at Fidelity and has been responsible for managing select international and select global portfolios on behalf of institutional investors around the world since the discipline’s inception in 1989.

•	Began investment career in 1986.

•	BS, Universidad Simon Bolivar; MBA, Babson College.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

148p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Wells Fargo Short Duration Government Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with current income consistent with capital preservation. Because any investment involves risk, there is no assurance that this objective can be achieved. This investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. The Fund may invest up to 20% of its net assets within non-government mortgage and asset-backed securities.

In pursuit of its objective, the Fund will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a nationally recognized statistical ratings organization, or are deemed to be of comparable quality. As part of the Fund’s investment strategy, it may invest in stripped securities (securities that have been transformed from a principal amount with periodic interest coupons into a series of zero-coupon bonds, with the range of maturities matching the coupon payment dates and the redemption date of the principal amount) or enter into mortgage dollar rolls and reverse repurchase agreements. In addition, the Fund may invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AA- or Aa3 that the Fund’s subadviser believes will sufficiently outperform U.S. Treasuries. Generally, the portfolio’s overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Wells Capital Management Incorporated (WellsCap or the Subadviser), which provides day-to-day portfolio management to the Fund.

In pursuit of the Fund’s objective, the Subadviser chooses debt securities that it believes:

•	offer competitive returns;

•	are undervalued; and

•	offer additional income and /or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity.

In evaluating whether to sell a security, the Subadviser considers, among other factors, whether:

•	The security has achieved its designed return;

•	The security or its sector has become overvalued;

•	A more attractive opportunity becomes available or the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	149p

VP – Wells Fargo Short Duration Government Fund

backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest

150p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

VP – Wells Fargo Short Duration Government Fund

the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

PORTFOLIO MANAGEMENT

Subadviser: WellsCap, which has served as Subadviser to the Fund since May 2010, is located at 525 Market Street, San Francisco, California 94105. WellsCap, subject to the supervision of the Investment Manager, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Thomas O’Connor, CFA, Portfolio Manager

•	Managed the Fund since 2010.

•	Senior Portfolio Manager and Montgomery Fixed Income Team Co-Head at WellsCap.

•	Joined the Montgomery Fixed Income Team as Portfolio Manager in 2000.

•

Prior to joining WellsCap, Senior Portfolio Manager in charge of agency mortgages at Vanderbilt Capital Advisors and a Senior Trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland.

•	Began investment career in 1988.

•	B.S. in Business Administration, University of Vermont.

Troy Ludgood, Portfolio Manager

•	Managed the Fund since 2010.

•	Senior Portfolio Manager and Montgomery Fixed Income Team Co-Head at WellsCap.

•	Joined the Montgomery Fixed Income Team in 2004.

•	Prior to joining WellsCap, Trader at Lehman Brothers, responsible for corporate, emerging markets, and non-dollar sovereign bonds.

•	Began investment career in 2000.

•	M.B.A, Wharton School, University of Pennsylvania.

The Statement of Additional Information provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	151p

References to “the Fund” throughout the remainder of the prospectus refer to the VP Funds singularly or collectively as the context requires.

Additional Investment Strategies and Policies

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more

152p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semi-annual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Change in Subadviser(s)

From time to time, the Investment Manager may add or change unaffiliated subadvisers. See “Primary Service Providers — The Investment Manager.” The date the current Subadviser(s) began serving the Fund is set forth under “Portfolio Management” for each Fund. When applicable, performance of the Fund prior to the date the current Subadviser(s) began serving was achieved by different subadviser(s). Similarly, the portfolio turnover rate shown in the “Financial Highlights” applies to the subadviser(s) serving during the relevant time-period. A change in subadviser(s) may result in increased portfolio turnover.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	153p

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Fund	Class 1	Class 2
Columbia VP – Limited Duration Credit Fund	0.57%	0.82%
VP – American Century Diversified Bond Fund	0.72%	0.97%
VP – American Century Growth Fund	0.79%	1.04%
VP – Columbia Wanger International Equities Fund	1.00%	1.25%
VP – Columbia Wanger U.S. Equities Fund	0.96%	1.21%
VP – DFA International Value Fund	0.87%	1.12%
VP – Eaton Vance Floating-Rate Income Fund	0.72%	0.97%
VP – Holland Large Cap Growth Fund	0.79%	1.04%
VP – Invesco International Growth Fund	1.00%	1.25%
VP – J.P. Morgan Core Bond Fund	0.72%	0.97%
VP – Jennison Mid Cap Growth Fund	0.83%	1.08%
VP – MFS Value Fund	0.77%	1.02%
VP – Mondrian International Small Cap Fund	1.00%	1.25%
VP – Morgan Stanley Global Real Estate Fund	0.89%	1.14%
VP – NFJ Dividend Value Fund	0.77%	1.02%
VP – Nuveen Winslow Large Cap Growth Fund	0.79%	1.04%
VP – Partners Small Cap Growth Fund	0.96%	1.21%
VP – PIMCO Mortgage-Backed Securities Fund	0.65%	0.90%
VP – Pyramis® International Equity Fund	1.00%	1.25%
VP – Wells Fargo Short Duration Government Fund	0.60%	0.85%

154p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

Primary Service Providers

The Investment Manager, which is also the Fund’s administrator (Administrator), the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the assets of certain Funds to one or more investment subadvisers, as described in this prospectus, that determines what securities and other investments the Fund should buy or sell and executes these portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The Securities and Exchange Commission (SEC) has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	155p

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to the following:

Fund	Management Fee as a percentage of the Fund’s average daily net assets for the fiscal period ended December 31, 2012
Columbia VP – Limited Duration Credit Fund	0.46%
VP – American Century Diversified Bond Fund	0.45%
VP – American Century Growth Fund	0.63%
VP – Columbia Wanger International Equities Fund	0.91%
VP – Columbia Wanger U.S. Equities Fund	0.85%
VP – DFA International Value Fund	0.83%
VP – Eaton Vance Floating-Rate Income Fund	0.63%
VP – Holland Large Cap Growth Fund	0.63%
VP – Invesco International Growth Fund	0.83%
VP – J.P. Morgan Core Bond Fund	0.45%
VP – Jennison Mid Cap Growth Fund	0.75%
VP – MFS Value Fund	0.63%
VP – Mondrian International Small Cap Fund	0.94%
VP – Morgan Stanley Global Real Estate Fund	0.85%
VP – NFJ Dividend Value Fund	0.63%
VP – Nuveen Winslow Large Cap Growth Fund	0.63%
VP – Partners Small Cap Growth Fund	0.87%
VP – PIMCO Mortgage-Backed Securities Fund	0.47%
VP – Pyramis® International Equity Fund	0.84%
VP – Wells Fargo Short Duration Government Fund	0.46%

A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2012.

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services. The Fund pays Columbia Management a fee (plus certain out-of-pocket expenses) for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc. (the Distributor). The Distributor, located at 225 Franklin Street, Boston, MA 02110, is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged Boston Financial Data Services (BFDS) as the Fund’s sub-transfer agent to provide various services. Fees paid to the Transfer Agent include reimbursements for certain out-of pocket expenses paid by the Transfer Agent on the Fund’s behalf.

156p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and

•

insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund’s shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	157p

Buying and Selling Shares

DESCRIPTION OF THE SHARE CLASSES

Share Class Features

The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors

Shares of the Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.

Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%

FUNDamentals

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Distribution and/or Service Fees

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act), the Board has approved, and the Fund has adopted, distribution and/or shareholder servicing plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets for Class 2 shares. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or selling agents for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time.

Selling Agent Compensation

The Distributor and the Investment Manager make payments, from their own resources, to selling agents, including to affiliated and unaffiliated insurance companies (each an intermediary), for marketing/sales support services relating to the Columbia Funds. The amount and computation of such payments varies by Fund, although such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for an intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the intermediary. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such selling agents to offset credits that they may provide to customers. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.

158p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Amounts paid by the Distributor and the Investment Manager and their affiliates are paid out of the Distributor’s and the Investment Manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make marketing/sales support payments. Your selling agent may charge you fees and commissions in addition to those described herein. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent may have a conflict of interest or financial incentive with respect to its recommendations regarding the Fund or any Contract that includes the Fund.

BUYING, SELLING AND TRANSFERRING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	159p

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Shareholder Information

Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product.

Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.

Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract or a participant in a Qualified Plan who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your Contract prospectus or Qualified Plan disclosure documents.

You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares— Excessive Trading Practices Policy of Non-Money Market Funds below.

160p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Transferring Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	161p

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Distributions and Taxes

REINVESTMENTS

All distributions by the Funds are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

Each of the following Funds intend to qualify each year as a regulated investment company: Columbia VP – Limited Duration Credit Fund, VP – American Century Diversified Bond Fund, VP – Columbia Wanger International Equities Fund, VP – DFA International Value Fund, VP – Eaton Vance Floating-Rate Income Fund, VP – Invesco International Growth Fund, VP – J.P. Morgan Core Bond Fund, VP – Mondrian International Small Cap Fund, VP – Morgan Stanley Global Real Estate Fund, VP – PIMCO Mortgage-Backed Securities Fund, VP – Pyramis® International Equity Fund and VP – Wells Fargo Short Duration Government Fund. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Each of the following Funds expect to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes: VP – American Century Growth Fund, VP – Columbia Wanger U.S. Equities Fund, VP – Holland Large Cap Growth Fund, VP – Jennison Mid Cap Growth Fund, VP – MFS Value Fund, VP – NFJ Dividend Value Fund, VP – Nuveen Winslow Large Cap Growth Fund and VP – Partners Small Cap Growth Fund. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund. As a partnership that is not a “publicly traded partnership,” the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund.

Shares of the Funds are only offered to separate accounts of participating insurance companies Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Funds. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

162p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Potential Conflicts of Interest

The Funds are available for purchase through Contracts offered by the separate accounts of participating insurance companies and may also be available to Qualified Plans or other eligible investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plans investing in the Fund, if any, may conflict. The Funds do not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of Trustees of the Funds intend to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	163p

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and other distributions, if any). Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year. Inclusion of these charges would reduce total return for all periods shown. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

Columbia Variable Portfolio – Limited Duration Credit Fund

Year ended December 31,
2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.35	$10.27	$10.00
Income from investment operations:
Net investment income	0.26	0.29	0.18
Net realized and unrealized gain (loss)	0.38	(0.05)	0.09
Total from investment operations	0.64	0.24	0.27
Less distributions to shareholders:
Net investment income	(0.31)	(0.13)	—
Net realized gains	—	(0.03)	—
Total distributions to shareholders	(0.31)	(0.16)	—
Net asset value, end of period	$10.68	$10.35	$10.27
Total return	6.25%	2.38%	2.70%
Ratios to average net assets(b)
Total gross expenses	0.59%	0.59%	0.61%	(c)
Total net expenses(d)	0.53%	0.54%	0.54%	(c)
Net investment income	2.43%	2.85%	2.75%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,725,076	$2,681,324	$2,370,410
Portfolio turnover	117%	94%	16%	(e)

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

164p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Columbia Variable Portfolio – Limited Duration Credit Fund

Year ended December 31,
2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.31	$10.25	$10.00
Income from investment operations:
Net investment income	0.22	0.27	0.17
Net realized and unrealized gain (loss)	0.39	(0.05)	0.08
Total from investment operations	0.61	0.22	0.25
Less distributions to shareholders:
Net investment income	(0.28)	(0.13)	—
Net realized gains	—	(0.03)	—
Total distributions to shareholders	(0.28)	(0.16)	—
Net asset value, end of period	$10.64	$10.31	$10.25
Total return	6.05%	2.09%	2.50%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.84%	0.86%	(c)
Total net expenses(d)	0.78%	0.79%	0.79%	(c)
Net investment income	2.13%	2.59%	2.64%	(c)
Supplemental data
Net assets, end of period (in thousands)	$6,521	$4,178	$1,250
Portfolio turnover	117%	94%	16%	(e)

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	165p

Variable Portfolio – American Century Diversified Bond Fund

Year ended December 31,
2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.08	$10.47	$10.15
Income from investment operations:
Net investment income	0.23	0.29	0.16
Net realized and unrealized gain	0.33	0.48	0.16
Total from investment operations	0.56	0.77	0.32
Less distributions to shareholders:
Net investment income	(0.26)	(0.11)	—
Net realized gains	(0.08)	(0.05)	—
Total distributions to shareholders	(0.34)	(0.16)	—
Net asset value, end of period	$11.30	$11.08	$10.47
Total return	5.08%	7.41%	3.15%
Ratios to average net assets(b)
Total gross expenses	0.58%	0.59%	0.62%	(c)
Total net expenses(d)	0.58%	0.57%	0.55%	(c)
Net investment income	2.07%	2.69%	2.32%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,890,784	$2,328,963	$1,997,905
Portfolio turnover	131% (e)	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 60% for the year ended December 31, 2012.

Year ended December 31,
2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.05	$10.46	$10.15
Income from investment operations:
Net investment income	0.20	0.26	0.15
Net realized and unrealized gain	0.33	0.48	0.16
Total from investment operations	0.53	0.74	0.31
Less distributions to shareholders:
Net investment income	(0.24)	(0.10)	—
Net realized gains	(0.08)	(0.05)	—
Total distributions to shareholders	(0.32)	(0.15)	—
Net asset value, end of period	$11.26	$11.05	$10.46
Total return	4.84%	7.10%	3.05%
Ratios to average net assets(b)
Total gross expenses	0.83%	0.84%	0.85%	(c)
Total net expenses(d)	0.83%	0.83%	0.80%	(c)
Net investment income	1.75%	2.45%	2.22%	(c)
Supplemental data
Net assets, end of period (in thousands)	$6,670	$2,415	$817
Portfolio turnover	131% (e)	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 60% for the year ended December 31, 2012.

166p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – American Century Growth Fund

	Year ended December 31,
	2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.26		$11.33	$10.00
Income from investment operations:
Net investment income	0.12		0.09	0.06
Net realized and unrealized gain (loss)	1.47		(0.16)	1.27
Total from investment operations	1.59		(0.07)	1.33
Net asset value, end of period	$12.85		$11.26	$11.33
Total return	14.12%		(0.62% )	13.30%
Ratios to average net assets(b)
Total gross expenses	0.75%	(c)	0.75%	0.78%	(d)
Total net expenses(e)	0.73%	(c)	0.70%	0.70%	(d)
Net investment income	0.94%		0.82%	1.00%	(d)
Supplemental data
Net assets, end of period (in thousands)	$1,682,857		$1,702,237	$1,781,141
Portfolio turnover	80%		96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.21		$11.31	$10.00
Income from investment operations:
Net investment income	0.10		0.07	0.09
Net realized and unrealized gain (loss)	1.45		(0.17)	1.22
Total from investment operations	1.55		(0.10)	1.31
Net asset value, end of period	$12.76		$11.21	$11.31
Total return	13.83%		(0.88% )	13.10%
Ratios to average net assets(b)
Total gross expenses	1.00%	(c)	1.00%	1.03%	(d)
Total net expenses(e)	0.99%	(c)	0.95%	0.95%	(d)
Net investment income	0.79%		0.58%	1.24%	(d)
Supplemental data
Net assets, end of period (in thousands)	$1,452		$498	$197
Portfolio turnover	80%		96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	167p

Variable Portfolio – Columbia Wanger International Equities Fund

Year ended December 31,
2012		2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.22	$12.31		$10.00
Income from investment operations:
Net investment income	0.17	0.14		0.04
Net realized and unrealized gain (loss)	2.01	(1.74)		2.32
Increase from payments by affiliate	0.00 (b)	0.00	(b)	0.01
Total from investment operations	2.18	(1.60)		2.37
Less distributions to shareholders:
Net investment income	(0.15)	(0.33)		(0.06)
Net realized gains	(0.19)	(0.16)		—
Total distributions to shareholders	(0.34)	(0.49)		(0.06)
Net asset value, end of period	$12.06	$10.22		$12.31
Total return	21.76% (c)	(13.57%	)(c)	23.75%	(d)
Ratios to average net assets(e)
Total gross expenses	1.11%	1.13%		1.33%	(f)
Total net expenses(g)	1.00%	1.06%		1.15%	(f)
Net investment income	1.49%	1.21%		0.63%	(f)
Supplemental data
Net assets, end of period (in thousands)	$599,148	$517,956		$503,442
Portfolio turnover	41%	32%		20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

168p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Columbia Wanger International Equities Fund

Year ended December 31,
2012		2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.22	$12.31		$10.00
Income from investment operations:
Net investment income	0.13	0.11		0.00	(b)
Net realized and unrealized gain (loss)	2.03	(1.74)		2.35
Increase from payments by affiliate	0.00 (b)	0.00	(b)	0.01
Total from investment operations	2.16	(1.63)		2.36
Less distributions to shareholders:
Net investment income	(0.13)	(0.30)		(0.05)
Net realized gains	(0.19)	(0.16)		—
Total distributions to shareholders	(0.32)	(0.46)		(0.05)
Net asset value, end of period	$12.06	$10.22		$12.31
Total return	21.48% (c)	(13.77%	)(c)	23.63%	(d)
Ratios to average net assets(e)
Total gross expenses	1.36%	1.39%		1.48%	(f)
Total net expenses(g)	1.25%	1.29%		1.40%	(f)
Net investment income	1.19%	0.95%		0.05%	(f)
Supplemental data
Net assets, end of period (in thousands)	$6,931	$3,625		$1,306
Portfolio turnover	41%	32%		20%
Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	169p

Variable Portfolio – Columbia Wanger U.S. Equities Fund

	Year ended December 31,
	2012		2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.30		$11.87	$10.00
Income from investment operations:
Net investment income (loss)	0.09		(0.04)	(0.01)
Net realized and unrealized gain (loss)	2.14		(0.53)	1.88
Increase from payments by affiliate	—		—	0.00	(b)
Total from investment operations	2.23		(0.57)	1.87
Net asset value, end of period	$13.53		$11.30	$11.87
Total return	19.74%		(4.80% )	18.70%	(c)
Ratios to average net assets(d)
Total gross expenses	1.01%	(e)	1.00%	1.06%	(f)
Total net expenses(g)	0.96%	(e)	0.97%	0.97%	(f)
Net investment income (loss)	0.70%		(0.35% )	(0.09%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$711,259		$666,865	$656,773
Portfolio turnover	29%		18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012		2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.25		$11.85	$10.00
Income from investment operations:
Net investment income (loss)	0.09		(0.06)	0.00	(b)
Net realized and unrealized gain (loss)	2.11		(0.54)	1.85
Increase from payments by affiliate	—		—	0.00	(b)
Total from investment operations	2.20		(0.60)	1.85
Net asset value, end of period	$13.45		$11.25	$11.85
Total return	19.56%		(5.06% )	18.50%	(c)
Ratios to average net assets(d)
Total gross expenses	1.26%	(e)	1.25%	1.31%	(f)
Total net expenses(g)	1.21%	(e)	1.22%	1.22%	(f)
Net investment income (loss)	0.68%		(0.55% )	0.02%	(f)
Supplemental data
Net assets, end of period (in thousands)	$5,321		$2,710	$779
Portfolio turnover	29%		18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

170p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – DFA International Value Fund

Year ended December 31,
2012			2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$8.63		$11.25	$10.00
Income from investment operations:
Net investment income	0.22		0.23	0.07
Net realized and unrealized gain (loss)	1.22		(2.31)	1.27
Increase from payments by affiliate	—		—	0.00	(b)
Total from investment operations	1.44		(2.08)	1.34
Less distributions to shareholders:
Net investment income	(0.20)		(0.23)	(0.09)
Net realized gains	—		(0.30)	—
Tax return of capital	—		(0.01)	—
Total distributions to shareholders	(0.20)		(0.54)	(0.09)
Net asset value, end of period	$9.87		$8.63	$11.25
Total return	17.01%		(19.37% )	13.53%	(c)
Ratios to average net assets(d)
Total gross expenses	0.99%	(e)	1.00%	1.04%	(f)
Total net expenses(g)	0.92%	(e)	0.93%	0.92%	(f)
Net investment income	2.40%		2.29%	1.04%	(f)
Supplemental data
Net assets, end of period (in thousands)	$1,580,912		$1,293,915	$1,254,171
Portfolio turnover	16%		104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	171p

Variable Portfolio – DFA International Value Fund

Year ended December 31,
2012			2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$8.62		$11.24	$10.00
Income from investment operations:
Net investment income	0.20		0.19	0.02
Net realized and unrealized gain (loss)	1.21		(2.29)	1.30
Increase from payments by affiliate	—		—	0.00	(b)
Total from investment operations	1.41		(2.10)	1.32
Less distributions to shareholders:
Net investment income	(0.18)		(0.21)	(0.08)
Net realized gains	—		(0.30)	—
Tax return of capital	—		(0.01)	—
Total distributions to shareholders	(0.18)		(0.52)	(0.08)
Net asset value, end of period	$9.85		$8.62	$11.24
Total return	16.63%		(19.55% )	13.30%	(c)
Ratios to average net assets(d)
Total gross expenses	1.24%	(e)	1.25%	1.29%	(f)
Total net expenses(g)	1.17%	(e)	1.18%	1.17%	(f)
Net investment income	2.23%		1.89%	0.28%	(f)
Supplemental data
Net assets, end of period (in thousands)	$2,269		$1,702	$583
Portfolio turnover	16%		104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

172p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Year ended December 31,
2012		2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$9.93	$9.92		$9.62
Income from investment operations:
Net investment income	0.45	0.41	(b)	0.24
Net realized and unrealized gain (loss)	0.28	(0.19	)(b)	0.06
Total from investment operations	0.73	0.22	(b)	0.30
Less distributions to shareholders:
Net investment income	(0.49)	(0.19)		—
Net realized gains	(0.08)	(0.02)		—
Total distributions to shareholders	(0.57)	(0.21)		—
Net asset value, end of period	$10.09	$9.93	(b)	$9.92
Total return	7.59%	2.19%	(b)	3.12%
Ratios to average net assets(c)
Total gross expenses	0.79%	0.79%		0.83%	(d)
Total net expenses(e)	0.72%	0.68%		0.58%	(d)
Net investment income	4.46%	4.15%	(b)	3.89%	(d)
Supplemental data
Net assets, end of period (in thousands)	$776,324	$912,054	(b)	$788,430
Portfolio turnover	41%	46%		19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	173p

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

	Year ended December 31,
	2012	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.82	$9.83		$9.62
Income from investment operations:
Net investment income	0.42	0.38	(b)	0.25
Net realized and unrealized gain (loss)	0.27	(0.19	)(b)	(0.04)
Total from investment operations	0.69	0.19	(b)	0.21
Less distributions to shareholders:
Net investment income	(0.47)	(0.18)		—
Net realized gains	(0.08)	(0.02)		—
Total distributions to shareholders	(0.55)	(0.20)		—
Net asset value, end of period	$9.96	$9.82	(b)	$9.83
Total return	7.23%	1.91%	(b)	2.18%
Ratios to average net assets(c)
Total gross expenses	1.04%	1.04%		1.08%	(d)
Total net expenses(e)	0.97%	0.95%		0.83%	(d)
Net investment income	4.24%	3.93%	(b)	3.97%	(d)
Supplemental data
Net assets, end of period (in thousands)	$12,156	$8,138	(b)	$1,735
Portfolio turnover	41%	46%		19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

174p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Holland Large Cap Growth Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.78	$12.06	$10.00
Income from investment operations:
Net investment income	0.10	0.08	0.04
Net realized and unrealized gain (loss)	1.32	(0.36)	2.02
Increase from payments by affiliate	—	—	0.00	(b)
Total from investment operations	1.42	(0.28)	2.06
Net asset value, end of period	$13.20	$11.78	$12.06
Total return	12.05%	(2.32% )	20.60%	(c)
Ratios to average net assets(d)
Total gross expenses	0.75%	0.76%	0.78%	(e)
Total net expenses(f)	0.74%	0.71%	0.70%	(e)
Net investment income	0.75%	0.64%	0.64%	(e)
Supplemental data
Net assets, end of period (in thousands)	$1,676,931	$1,682,839	$1,590,540
Portfolio turnover	81%	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.73	$12.04	$10.00
Income from investment operations:
Net investment income	0.07	0.06	0.04
Net realized and unrealized gain (loss)	1.32	(0.37)	2.00
Increase from payments by affiliate	—	—	0.00	(b)
Total from investment operations	1.39	(0.31)	2.04
Net asset value, end of period	$13.12	$11.73	$12.04
Total return	11.85%	(2.58% )	20.40%	(c)
Ratios to average net assets(d)
Total gross expenses	1.00%	1.01%	1.03%	(e)
Total net expenses(f)	0.99%	0.97%	0.95%	(e)
Net investment income	0.56%	0.49%	0.51%	(e)
Supplemental data
Net assets, end of period (in thousands)	$3,365	$1,917	$323
Portfolio turnover	81%	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	175p

Variable Portfolio – Invesco International Growth Fund

	Year ended December 31,
	2012	2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.54	$11.64		$10.00
Income from investment operations:
Net investment income	0.15	0.21		0.06
Net realized and unrealized gain (loss)	1.46	(0.98)		1.63
Increase from payments by affiliate	—	0.00	(b)	0.01
Total from investment operations	1.61	(0.77)		1.70
Less distributions to shareholders:
Net investment income	(0.14)	(0.21)		(0.06)
Net realized gains	(0.22)	(0.12)		—
Total distributions to shareholders	(0.36)	(0.33)		(0.06)
Net asset value, end of period	$11.79	$10.54		$11.64
Total return	15.74%	(6.92%	)(c)	17.11%	(d)
Ratios to average net assets(e)
Total gross expenses	0.98%	1.00%		1.02%	(f)
Total net expenses(g)	0.97%	0.95%		0.96%	(f)
Net investment income	1.34%	1.86%		0.87%	(f)
Supplemental data
Net assets, end of period (in thousands)	$1,982,101	$1,772,805		$1,645,212
Portfolio turnover	28%	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

176p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Invesco International Growth Fund

	Year ended December 31,
	2012	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.53	$11.63		$10.00
Income from investment operations:
Net investment income	0.11	0.13		0.02
Net realized and unrealized gain (loss)	1.47	(0.93)		1.65
Increase from payments by affiliate	—	0.00	(b)	0.01
Total from investment operations	1.58	(0.80)		1.68
Less distributions to shareholders:
Net investment income	(0.13)	(0.18)		(0.05)
Net realized gains	(0.22)	(0.12)		—
Total distributions to shareholders	(0.35)	(0.30)		(0.05)
Net asset value, end of period	$11.76	$10.53		$11.63
Total return	15.35%	(7.12%	)(c)	16.89%	(d)
Ratios to average net assets(e)
Total gross expenses	1.23%	1.25%		1.29%	(f)
Total net expenses(g)	1.22%	1.20%		1.21%	(f)
Net investment income	1.03%	1.22%		0.30%	(f)
Supplemental data
Net assets, end of period (in thousands)	$3,080	$1,889		$456
Portfolio turnover	28%	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.
(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	177p

Variable Portfolio – J.P. Morgan Core Bond Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.91	$10.39	$10.00
Income from investment operations:
Net investment income	0.26	0.30	0.14
Net realized and unrealized gain	0.24	0.43	0.25
Total from investment operations	0.50	0.73	0.39
Less distributions to shareholders:
Net investment income	(0.27)	(0.13)	—
Net realized gains	(0.03)	(0.08)	—
Total distributions to shareholders	(0.30)	(0.21)	—
Net asset value, end of period	$11.11	$10.91	$10.39
Total return	4.63%	7.09%	3.90%
Ratios to average net assets(b)
Total gross expenses	0.58%	0.60%	0.62%	(c)
Total net expenses(d)	0.58%	0.58%	0.55%	(c)
Net investment income	2.33%	2.83%	2.12%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,817,256	$2,088,567	$1,791,928
Portfolio turnover	14%	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.87	$10.37	$10.00
Income from investment operations:
Net investment income	0.23	0.27	0.15
Net realized and unrealized gain	0.25	0.43	0.22
Total from investment operations	0.48	0.70	0.37
Less distributions to shareholders:
Net investment income	(0.25)	(0.12)	—
Net realized gains	(0.03)	(0.08)	—
Total distributions to shareholders	(0.28)	(0.20)	—
Net asset value, end of period	$11.07	$10.87	$10.37
Total return	4.47%	6.76%	3.70%
Ratios to average net assets(b)
Total gross expenses	0.83%	0.84%	0.87%	(c)
Total net expenses(d)	0.83%	0.83%	0.80%	(c)
Net investment income	2.07%	2.59%	2.26%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5,837	$3,103	$1,173
Portfolio turnover	14%	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

178p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Jennison Mid Cap Growth Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.59	$11.36	$10.00
Income from investment operations:
Net investment income	0.06	0.03	0.05
Net realized and unrealized gain	1.85	0.20	1.31
Total from investment operations	1.91	0.23	1.36
Net asset value, end of period	$13.50	$11.59	$11.36
Total return	16.48%	2.02%	13.60%
Ratios to average net assets(b)
Total gross expenses	0.87%	0.88%	0.91%	(c)
Total net expenses(d)	0.82%	0.83%	0.82%	(c)
Net investment income	0.49%	0.25%	0.81%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,039,067	$916,179	$839,892
Portfolio turnover	47%	44%	25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.54	$11.33		$10.00
Income from investment operations:
Net investment income	0.05	0.00	(b)	0.08
Net realized and unrealized gain	1.81	0.21		1.25
Total from investment operations	1.86	0.21		1.33
Net asset value, end of period	$13.40	$11.54		$11.33
Total return	16.12%	1.85%		13.30%
Ratios to average net assets(c)
Total gross expenses	1.12%	1.13%		1.16%	(d)
Total net expenses(e)	1.07%	1.08%		1.07%	(d)
Net investment income	0.36%	0.03%		1.20%	(d)
Supplemental data
Net assets, end of period (in thousands)	$2,333	$953		$348
Portfolio turnover	47%	44%		25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	179p

Variable Portfolio – MFS Value Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.76	$10.76	$10.00
Income from investment operations:
Net investment income	0.24	0.21	0.10
Net realized and unrealized gain (loss)	1.51	(0.21)	0.66
Total from investment operations	1.75	—	0.76
Net asset value, end of period	$12.51	$10.76	$10.76
Total return	16.26%	0.00%	7.60%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.76%	0.78%	(c)
Total net expenses(d)	0.74%	0.69%	0.64%	(c)
Net investment income	2.05%	1.95%	1.79%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,846,204	$1,739,492	$1,534,188
Portfolio turnover	15%	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.72	$10.75	$10.00
Income from investment operations:
Net investment income	0.22	0.19	0.11
Net realized and unrealized gain (loss)	1.49	(0.22)	0.64
Total from investment operations	1.71	(0.03)	0.75
Net asset value, end of period	$12.43	$10.72	$10.75
Total return	15.95%	(0.28% )	7.50%
Ratios to average net assets(b)
Total gross expenses	1.00%	1.01%	1.04%	(c)
Total net expenses(d)	0.99%	0.95%	0.89%	(c)
Net investment income	1.85%	1.80%	1.67%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,766	$1,480	$365
Portfolio turnover	15%	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

180p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Mondrian International Small Cap Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.79	$12.46	$10.00
Income from investment operations:
Net investment income	0.29	0.30	0.12
Net realized and unrealized gain (loss)	2.27	(1.33)	2.44
Total from investment operations	2.56	(1.03)	2.56
Less distributions to shareholders:
Net investment income	(0.27)	(0.37)	(0.10)
Net realized gains	(0.63)	(0.27)	—
Total distributions to shareholders	(0.90)	(0.64)	(0.10)
Net asset value, end of period	$12.45	$10.79	$12.46
Total return	25.15%	(8.75% )	25.71%
Ratios to average net assets(b)
Total gross expenses	1.11% (c)	1.11%	1.20%	(d)
Total net expenses(e)	1.04% (c)	1.11%	1.20%	(d)
Net investment income	2.45%	2.49%	1.69%	(d)
Supplemental data
Net assets, end of period (in thousands)	$368,165	$318,383	$301,889
Portfolio turnover	17%	21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.79	$12.44	$10.00
Income from investment operations:
Net investment income	0.26	0.27	0.11
Net realized and unrealized gain (loss)	2.27	(1.31)	2.41
Total from investment operations	2.53	(1.04)	2.52
Less distributions to shareholders:
Net investment income	(0.24)	(0.34)	(0.08)
Net realized gains	(0.63)	(0.27)	—
Total distributions to shareholders	(0.87)	(0.61)	(0.08)
Net asset value, end of period	$12.45	$10.79	$12.44
Total return	24.85%	(8.83% )	25.29%
Ratios to average net assets(b)
Total gross expenses	1.37% (c)	1.36%	1.43%	(d)
Total net expenses(e)	1.29% (c)	1.36%	1.43%	(d)
Net investment income	2.19%	2.24%	1.53%	(d)
Supplemental data
Net assets, end of period (in thousands)	$7	$6	$6
Portfolio turnover	17%	21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	181p

Variable Portfolio – Morgan Stanley Global Real Estate Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.08	$11.74	$10.00
Income from investment operations:
Net investment income	0.29	0.23	0.17
Net realized and unrealized gain (loss)	2.76	(1.26)	1.56
Increase from payments by affiliate	—	—	0.01
Total from investment operations	3.05	(1.03)	1.74
Less distributions to shareholders:
Net investment income	(0.04)	(0.48)	—
Net realized gains	(0.20)	(0.15)	—
Total distributions to shareholders	(0.24)	(0.63)	—
Net asset value, end of period	$12.89	$10.08	$11.74
Total return	30.62%	(9.51% )	17.40%	(b)
Ratios to average net assets(c)
Total gross expenses	1.03% (d)	1.01%	1.11%	(e)
Total net expenses(f)	0.89% (d)	0.88%	0.86%	(e)
Net investment income	2.46%	2.09%	2.48%	(e)
Supplemental data
Net assets, end of period (in thousands)	$454,820	$401,238	$369,366
Portfolio turnover	31%	18%	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

182p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Morgan Stanley Global Real Estate Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.05	$11.71	$10.00
Income from investment operations:
Net investment income	0.26	0.21	0.16
Net realized and unrealized gain (loss)	2.74	(1.25)	1.54
Increase from payments by affiliate	—	—	0.01
Total from investment operations	3.00	(1.04)	1.71
Less distributions to shareholders:
Net investment income	(0.01)	(0.47)	—
Net realized gains	(0.20)	(0.15)	—
Total distributions to shareholders	(0.21)	(0.62)	—
Net asset value, end of period	$12.84	$10.05	$11.71
Total return	30.21%	(9.62% )	17.10%	(b)
Ratios to average net assets(c)
Total gross expenses	1.29% (d)	1.27%	1.35%	(e)
Total net expenses(f)	1.14% (d)	1.13%	1.11%	(e)
Net investment income	2.22%	1.95%	2.16%	(e)
Supplemental data
Net assets, end of period (in thousands)	$6,516	$2,929	$880
Portfolio turnover	31%	18%	14%

Notes	to Financial Highlights
(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	183p

Variable Portfolio – NFJ Dividend Value Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.66	$11.26	$10.00
Income from investment operations:
Net investment income	0.38	0.36	0.25
Net realized and unrealized gain	1.25	0.04	1.01
Total from investment operations	1.63	0.40	1.26
Net asset value, end of period	$13.29	$11.66	$11.26
Total return	13.98%	3.55%	12.60%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.76%	0.78%	(c)
Total net expenses(d)	0.75%	0.72%	0.64%	(c)
Net investment income	2.98%	3.15%	3.73%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,843,656	$1,754,511	$1,544,544
Portfolio turnover	42%	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.61	$11.24	$10.00
Income from investment operations:
Net investment income	0.35	0.34	0.25
Net realized and unrealized gain	1.25	0.03	0.99
Total from investment operations	1.60	0.37	1.24
Net asset value, end of period	$13.21	$11.61	$11.24
Total return	13.78%	3.29%	12.40%
Ratios to average net assets(b)
Total gross expenses	1.00%	1.01%	1.03%	(c)
Total net expenses(d)	1.00%	0.99%	0.89%	(c)
Net investment income	2.75%	3.00%	3.69%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3,883	$1,589	$183
Portfolio turnover	42%	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

184p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.41	$11.42	$10.00
Income from investment operations:
Net investment income	0.04	0.01	0.01
Net realized and unrealized gain (loss)	1.51	(0.02)	1.41
Total from investment operations	1.55	(0.01)	1.42
Net asset value, end of period	$12.96	$11.41	$11.42
Total return	13.58%	(0.09% )	14.20%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.75%	0.80%	(c)
Total net expenses(d)	0.75%	0.73%	0.70%	(c)
Net investment income	0.31%	0.09%	0.18%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,685,695	$1,673,806	$1,192,955
Portfolio turnover	63%	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.36	$11.40	$10.00
Income from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.49	(0.03)	1.41
Total from investment operations	1.51	(0.04)	1.40
Net asset value, end of period	$12.87	$11.36	$11.40
Total return	13.29%	(0.35% )	14.00%
Ratios to average net assets(b)
Total gross expenses	1.00%	1.01%	1.04%	(c)
Total net expenses(d)	1.00%	0.99%	0.95%	(c)
Net investment income (loss)	0.16%	(0.06% )	(0.12%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,367	$596	$42
Portfolio turnover	63%	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	185p

Variable Portfolio – Partners Small Cap Growth Fund

	Year ended December 31,
	2012	2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.74	$11.77		$10.00
Income from investment operations:
Net investment income (loss)	0.04	(0.03)		(0.02)
Net realized and unrealized gain (loss)	1.27	(0.00	)(b)(c)	1.79
Total from investment operations	1.31	(0.03)		1.77
Net asset value, end of period	$13.05	$11.74		$11.77
Total return	11.16%	(0.25%	)	17.70%
Ratios to average net assets(d)
Total gross expenses	1.03%	1.03%		1.08%	(e)
Total net expenses(f)	0.99%	1.03%		1.07%	(e)
Net investment income (loss)	0.33%	(0.29%	)	(0.24%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$510,214	$505,966		$483,631
Portfolio turnover	70%	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.68	$11.75		$10.00
Income from investment operations:
Net investment income (loss)	0.03	(0.05)		(0.03)
Net realized and unrealized gain (loss)	1.25	(0.02	)(b)	1.78
Total from investment operations	1.28	(0.07)		1.75
Net asset value, end of period	$12.96	$11.68		$11.75
Total return	10.96%	(0.60%	)	17.50%
Ratios to average net assets(c)
Total gross expenses	1.28%	1.28%		1.34%	(d)
Total net expenses(e)	1.24%	1.28%		1.32%	(d)
Net investment income (loss)	0.21%	(0.47%	)	(0.40%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,252	$631		$131
Portfolio turnover	70%	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

186p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.62	$10.37	$10.00
Income from investment operations:
Net investment income	0.07	0.21	0.08
Net realized and unrealized gain	0.17	0.35	0.29
Total from investment operations	0.24	0.56	0.37
Less distributions to shareholders:
Net investment income	(0.20)	(0.08)	—
Net realized gains	(0.18)	(0.23)	—
Total distributions to shareholders	(0.38)	(0.31)	—
Net asset value, end of period	$10.48	$10.62	$10.37
Total return	2.32%	5.53%	3.70%
Ratios to average net assets(b)
Total gross expenses	0.62%	0.63%	0.68%	(c)
Total net expenses(d)	0.60%	0.56%	0.55%	(c)
Net investment income	0.69%	2.04%	1.28%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,479,732	$1,241,618	$1,087,790
Portfolio turnover	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.59	$10.36	$10.00
Income from investment operations:
Net investment income	0.04	0.19	0.08
Net realized and unrealized gain	0.17	0.34	0.28
Total from investment operations	0.21	0.53	0.36
Less distributions to shareholders:
Net investment income	(0.18)	(0.07)	—
Net realized gains	(0.18)	(0.23)	—
Total distributions to shareholders	(0.36)	(0.30)	—
Net asset value, end of period	$10.44	$10.59	$10.36
Total return	2.05%	5.20%	3.60%
Ratios to average net assets(b)
Total gross expenses	0.87%	0.88%	0.95%	(c)
Total net expenses(d)	0.85%	0.81%	0.80%	(c)
Net investment income	0.40%	1.79%	1.25%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3,684	$1,509	$478
Portfolio turnover	1,142%	1,618%	1,403%
Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	187p

Variable Portfolio – Pyramis® International Equity Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$9.65	$11.57	$10.00
Income from investment operations:
Net investment income	0.23	0.24	0.05
Net realized and unrealized gain (loss)	1.73	(1.62)	1.56
Total from investment operations	1.96	(1.38)	1.61
Less distributions to shareholders:
Net investment income	(0.21)	(0.26)	(0.04)
Net realized gains	(0.16)	(0.28)	—
Total distributions to shareholders	(0.37)	(0.54)	(0.04)
Net asset value, end of period	$11.24	$9.65	$11.57
Total return	20.92%	(12.59% )	16.14%
Ratios to average net assets(b)
Total gross expenses	1.01%	1.01%	1.06%	(c)
Total net expenses(d)	0.98%	0.95%	0.96%	(c)
Net investment income	2.19%	2.19%	0.81%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,195,137	$1,091,985	$1,019,309
Portfolio turnover	66%	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.63	$11.56	$10.00
Income from investment operations:
Net investment income	0.19	0.19	0.02
Net realized and unrealized gain (loss)	1.74	(1.60)	1.57
Total from investment operations	1.93	(1.41)	1.59
Less distributions to shareholders:
Net investment income	(0.19)	(0.24)	(0.03)
Net realized gains	(0.16)	(0.28)	—
Total distributions to shareholders	(0.35)	(0.52)	(0.03)
Net asset value, end of period	$11.21	$9.63	$11.56
Total return	20.59%	(12.87%)	15.92%
Ratios to average net assets(b)
Total gross expenses	1.26%	1.26%	1.30	%(c)
Total net expenses(d)	1.24%	1.20%	1.21	%(c)
Net investment income	1.88%	1.85%	0.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,297	$596	$87
Portfolio turnover	66%	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

188p	VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS

Variable Portfolio – Wells Fargo Short Duration Government Fund

	Year ended December 31,
	2012	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.32	$10.19	$10.02
Income from investment operations:
Net investment income	0.11	0.14	0.11
Net realized and unrealized gain	0.10	0.10	0.06
Total from investment operations	0.21	0.24	0.17
Less distributions to shareholders:
Net investment income	(0.12)	(0.08)	—
Net realized gains	(0.08)	(0.03)	—
Total distributions to shareholders	(0.20)	(0.11)	—
Net asset value, end of period	$10.33	$10.32	$10.19
Total return	2.01%	2.41%	1.70%
Ratios to average net assets(b)
Total gross expenses	0.60%	0.60%	0.62%	(c)
Total net expenses(d)	0.59%	0.57%	0.55%	(c)
Net investment income	1.03%	1.34%	1.70%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,106,703	$1,779,392	$1,574,515
Portfolio turnover	356%	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.29	$10.17	$10.02
Income from investment operations:
Net investment income	0.08	0.11	0.10
Net realized and unrealized gain	0.10	0.11	0.05
Total from investment operations	0.18	0.22	0.15
Less distributions to shareholders:
Net investment income	(0.10)	(0.07)	—
Net realized gains	(0.08)	(0.03)	—
Total distributions to shareholders	(0.18)	(0.10)	—
Net asset value, end of period	$10.29	$10.29	$10.17
Total return	1.76%	2.18%	1.50%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.85%	0.86%	(c)
Total net expenses(d)	0.84%	0.82%	0.80%	(c)
Net investment income	0.76%	1.10%	1.57%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,189	$1,005	$469
Portfolio turnover	356%	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIO FUNDS — 2013 PROSPECTUS	189p

For More Information

The Funds are generally available only to the owners of variable annuity contracts and variable life insurance policies issued by participating insurance companies and participants in qualified plans and retirement arrangements. Please refer to the prospectus that describes your annuity contract and/or life insurance policy or the documents that describe your qualified plan and retirement arrangement for more information.

Additional Information About the Funds

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds
c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

The Fund’s offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through insurance companies or retirement plans.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.

© 2013 Columbia Management Investment Distributors, Inc.

225 Franklin Street, Boston, MA 02110

800.345.6611

S-6546-99 E (5/13)

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

Prospectus May 1, 2013

> This prospectus describes five Funds. The objective of each Fund is a high level of total return that is consistent with an acceptable level of risk.

Each above-named Funds offers Class 2 and Class 4 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated life insurance companies. There are no exchange ticker symbols associated with shares of the Funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

SUMMARIES OF THE FUNDS

Investment Objectives, Fees and Expenses of the Fund, Principal Investment Strategies, Principal Risks, Performance Information, Fund Management, Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

Summary of Variable Portfolio – Conservative Portfolio	3p
Summary of Variable Portfolio – Moderately Conservative Portfolio	8p
Summary of Variable Portfolio – Moderate Portfolio	13p
Summary of Variable Portfolio – Moderately Aggressive Portfolio	18p
Summary of Variable Portfolio – Aggressive Portfolio	23p
More Information About the Funds	28p
Investment Objectives	28p
Principal Investment Strategies	28p
Principal Risks	30p
Additional Investment Strategies and Risks	33p
Primary Service Providers	36p
Fund Management and Compensation	36p
Payments to Affiliated Insurance Companies	38p
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest	38p
Potential Conflicts of Interest	39p
Buying, Selling and Transferring Shares	40p
Description of Share Classes	40p
Share Price Determination	40p
Buying Shares	41p
Transferring/Selling Shares	41p
Distributions and Taxes	43p
Financial Highlights	44p
Appendix A: Underlying Funds — Investment Objectives And Strategies	A.1
Appendix B: Underlying Funds — Risks	B.1

2p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Summary of Variable Portfolio – Conservative Portfolio

INVESTMENT OBJECTIVE

Variable Portfolio – Conservative Portfolio (Conservative Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.

FEES AND EXPENSES OF THE FUND

This table describes the Fund’s fees and expenses that you may pay if you buy a variable annuity or life insurance policy and allocate your purchase payments or premiums to subaccounts (Accounts) that invest in the Fund. The table does not reflect any charges or expenses imposed by insurance companies on Accounts or Contracts. If such sales charges or expenses had been included, the expenses set forth below would be higher. In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds (or acquired funds) in which the Fund invests. The Fund’s “Acquired Fund Fees and Expenses” shown are based on its allocations to the underlying funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 2	Class 4
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.61%	0.61%
Total Annual Fund Operating Expenses(a)	0.88%	0.88%

(a)

Total annual Fund operating expenses may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain pooled investment vehicles.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The example does not reflect the fees and expenses that apply to your Contract or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

	1 year	3 years	5 years	10 years
Class 2 shares	$90	$281	$488	$1,084
Class 4 shares	$90	$281	$488	$1,084

Portfolio Turnover

The Fund and underlying funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio. To the extent that the Fund invests in other underlying funds, the Fund’s portfolio turnover rate would not reflect the portfolio turnover rate of the underlying funds.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	3p

Conservative Portfolio

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps. Under normal circumstances, the Fund intends to invest, directly or indirectly, in each of equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class category and collectively the asset class categories) within the following target asset allocation ranges (includes investments in underlying funds and derivatives):

Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
10-25%*	60-75%*	5-15%*	0-10%*

*	As a percentage of Fund net assets. Ranges include the net notional amounts of the Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause the Fund to be temporarily outside the range identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees (the Board).

In managing the Fund, the Investment Manager considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, on a broad range of aspects related to the management of the Fund including, but not limited to, the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional underlying funds. The Investment Manager retains full discretion over the Fund’s investment activities.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

4p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Conservative Portfolio

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their investment objective. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. . The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	5p

Conservative Portfolio

Risks of Underlying Funds. By investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. Since Conservative Portfolio intends to invest a significant portion of its assets in fixed income asset classes, the Fund may have higher exposure to the following principal risks of the underlying funds: Counterparty Risk, Credit Risk, Derivatives Risk, Interest Rate Risk, Issuer Risk, Market Risk and Prepayment and Extension Risk. Also, in addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in the Fund will be higher than if you invested directly in the underlying funds. Descriptions of the more common principal risks to which the underlying funds (and thus, the Fund) are subject to are set forth in Appendix B. Additional risks of the underlying funds are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance as well as well as a secondary benchmark and its components. The Fund’s returns do not reflect the fees and expenses that apply to the Accounts or the Contracts. Inclusion of these charges would reduce the total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Periods Shown in the Bar Chart

Best: 1st Quarter 2012 3.68% Worst: 3rd Quarter 2011 –3.13%

Average Annual Total Returns
(for periods ended December 31, 2012)	1 year	Since inception (5/7/10)
Class 2	7.27%	6.21%
Class 4	7.27%	6.21%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.73%
Blended Index (consists of 70% Barclays, 14% Russell 3000, 10% Citigroup and 6% MSCI ACWI ex-U.S. (Gross)) (reflects no deduction for fees, expenses or taxes)	6.33%	5.96%	*
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.42%	12.39%
Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.09%	*
MSCI All Country World Index ex-U.S. (Gross) (reflects no deduction for fees, expenses or taxes)	17.39%	8.61%

*	Returns from 4/30/10

6p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Conservative Portfolio

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	Manager	February 2013
Kent Bergene	Portfolio Manager	Co-manager	May 2010

PURCHASE AND SALE OF FUND SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.

Please refer to your Contract prospectus, as applicable, for more information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions. All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid. You should consult with the participating insurance company that issued your Contract through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund is sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by the Companies. The Companies may receive payments from affiliates and non-affiliates for including the Fund and unaffiliated funds, respectively, as investment options in the products. These payments may create a conflict of interest by influencing the Companies’ decision regarding which funds to include in a product. Employees of the Companies and their affiliates, including affiliated broker-dealers, may be separately incented to include the Fund in the product or, if included, recommend the sale of Fund shares, as employee compensation (directly or indirectly) and business unit operating goals at all levels are tied to the company’s success. See the product prospectus for more information regarding these payments and allocations.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	7p

Summary of Variable Portfolio – Moderately Conservative Portfolio

INVESTMENT OBJECTIVE

Variable Portfolio – Moderately Conservative Portfolio (Moderately Conservative Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.

FEES AND EXPENSES OF THE FUND

This table describes the Fund’s fees and expenses that you may pay if you buy a variable annuity or life insurance policy and allocate your purchase payments or premiums to subaccounts (Accounts) that invest in the Fund. The table does not reflect any charges or expenses imposed by insurance companies on Accounts or Contracts. If such sales charges or expenses had been included, the expenses set forth below would be higher. In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds (or acquired funds) in which the Fund invests. The Fund’s “Acquired Fund Fees and Expenses” shown are based on its allocations to the underlying funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 2	Class 4
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.67%	0.67%
Total Annual Fund Operating Expenses(a)	0.94%	0.94%

(a)

Total annual Fund operating expenses may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain pooled investment vehicles.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The example does not reflect the fees and expenses that apply to your Contract or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

	1 year	3 years	5 years	10 years
Class 2 shares	$96	$300	$520	$1,155
Class 4 shares	$96	$300	$520	$1,155

Portfolio Turnover

The Fund and underlying funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio. To the extent that the Fund invests in other underlying funds, the Fund’s portfolio turnover rate would not reflect the portfolio turnover rate of the underlying funds.

8p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Moderately Conservative Portfolio

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps. Under normal circumstances, the Fund intends to invest, directly or indirectly, in each of equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class category and collectively the asset class categories) within the following target asset allocation ranges (includes investments in underlying funds and derivatives):

Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
25-40%*	50-65%*	0-10%*	0-10%*

*	As a percentage of Fund net assets. Ranges include the net notional amounts of the Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause the Fund to be temporarily outside the range identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees (the Board).

In managing the Fund, the Investment Manager considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, on a broad range of aspects related to the management of the Fund including, but not limited to, the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional underlying funds. The Investment Manager retains full discretion over the Fund’s investment activities.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	9p

Moderately Conservative Portfolio

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their investment objective. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Risks of Underlying Funds. By investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. Since Moderately Conservative Portfolio intends to invest a significant portion of its assets in fixed income asset classes, the Fund may have higher exposure to the following principal risks of the underlying funds: Counterparty Risk, Credit

10p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Moderately Conservative Portfolio

Risk, Derivatives Risk, Interest Rate Risk, Issuer Risk, Market Risk and Prepayment and Extension Risk. Also, in addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in the Fund will be higher than if you invested directly in the underlying funds. Descriptions of the more common principal risks to which the underlying funds (and thus, the Fund) are subject to are set forth in Appendix B. Additional risks of the underlying funds are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance as well as well as a secondary benchmark and its components. The Fund’s returns do not reflect the fees and expenses that apply to the Accounts or the Contracts. Inclusion of these charges would reduce the total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Periods Shown in the Bar Chart

Best: 1st Quarter 2012 5.29% Worst: 3rd Quarter 2011 –5.82%

Average Annual Total Returns
(for periods ended December 31, 2012)	1 year	Since inception (5/7/10)
Class 2	8.75%	6.92%
Class 4	8.83%	7.02%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.73%
Blended Index (consists of 60% Barclays, 24.5% Russell 3000, 10.5% MSCI ACWI ex-U.S. (Gross) and 5% Citigroup) (reflects no deduction for fees, expenses or taxes)	8.45%	6.69%	*
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.42%	12.39%
MSCI All Country World Index ex-U.S. (Gross) (reflects no deduction for fees, expenses or taxes)	17.39%	8.61%
Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.09%	*

*	Returns from 4/30/10

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	11p

Moderately Conservative Portfolio

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	Manager	February 2013
Kent Bergene	Portfolio Manager	Co-manager	May 2010

PURCHASE AND SALE OF FUND SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.

Please refer to your Contract prospectus, as applicable, for more information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions. All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid. You should consult with the participating insurance company that issued your Contract through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund is sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by the Companies. The Companies may receive payments from affiliates and non-affiliates for including the Fund and unaffiliated funds, respectively, as investment options in the products. These payments may create a conflict of interest by influencing the Companies’ decision regarding which funds to include in a product. Employees of the Companies and their affiliates, including affiliated broker-dealers, may be separately incented to include the Fund in the product or, if included, recommend the sale of Fund shares, as employee compensation (directly or indirectly) and business unit operating goals at all levels are tied to the company’s success. See the product prospectus for more information regarding these payments and allocations.

12p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Summary of Variable Portfolio – Moderate Portfolio

INVESTMENT OBJECTIVE

Variable Portfolio – Moderate Portfolio (Moderate Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.

FEES AND EXPENSES OF THE FUND

This table describes the Fund’s fees and expenses that you may pay if you buy a variable annuity or life insurance policy and allocate your purchase payments or premiums to subaccounts (Accounts) that invest in the Fund. The table does not reflect any charges or expenses imposed by insurance companies on Accounts or Contracts. If such sales charges or expenses had been included, the expenses set forth below would be higher. In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds (or acquired funds) in which the Fund invests. The Fund’s “Acquired Fund Fees and Expenses” shown are based on its allocations to the underlying funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 2	Class 4
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.72%	0.72%
Total Annual Fund Operating Expenses(a)	0.99%	0.99%

(a)

Total annual Fund operating expenses may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain pooled investment vehicles.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The example does not reflect the fees and expenses that apply to your Contract or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

	1 year	3 years	5 years	10 years
Class 2 shares	$101	$315	$547	$1,213
Class 4 shares	$101	$315	$547	$1,213

Portfolio Turnover

The Fund and underlying funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio. To the extent that the Fund invests in other underlying funds, the Fund’s portfolio turnover rate would not reflect the portfolio turnover rate of the underlying funds.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	13p

Moderate Portfolio

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps. Under normal circumstances, the Fund intends to invest, directly or indirectly, in each of equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class category and collectively the asset class categories) within the following target asset allocation ranges (includes investments in underlying funds and derivatives):

Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
40-55%*	40-55%*	0-5%*	0-10%*

*	As a percentage of Fund net assets. Ranges include the net notional amounts of the Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause the Fund to be temporarily outside the range identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees (the Board).

In managing the Fund, the Investment Manager considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, on a broad range of aspects related to the management of the Fund including, but not limited to, the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional underlying funds. The Investment Manager retains full discretion over the Fund’s investment activities.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

14p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Moderate Portfolio

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their investment objective. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	15p

Moderate Portfolio

Risks of Underlying Funds. By investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. Since Moderate Portfolio intends to invest its assets in a balance of equity and fixed income asset classes, the Fund may have higher exposure to the following principal risks of the underlying funds: Active Management risk, Counterparty Risk, Credit Risk, Derivatives Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, Small and Mid-Sized Company Risk and Risks of Foreign Investing. Also, in addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in the Fund will be higher than if you invested directly in the underlying funds. Descriptions of the more common principal risks to which the underlying funds (and thus, the Fund) are subject to are set forth in Appendix B. Additional risks of the underlying funds are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance as well as well as a secondary benchmark and its components. The Fund’s returns do not reflect the fees and expenses that apply to the Accounts or the Contracts. Inclusion of these charges would reduce the total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Periods Shown in the Bar Chart

Best: 1st Quarter 2012 7.16% Worst: 3rd Quarter 2011 –8.81%

Average Annual Total Returns
(for periods ended December 31, 2012)	1 year	Since inception (5/7/10)
Class 2	10.87%	7.96%
Class 4	10.86%	7.99%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.73%
Blended Index (consists of 50% Barclays, 35% Russell 3000 and 15% MSCI ACWI ex-U.S. (Gross)) (reflects no deduction for fees, expenses or taxes)	10.56%	8.87%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.42%	12.39%
MSCI All Country World Index ex-U.S. (Gross) (reflects no deduction for fees, expenses or taxes)	17.39%	8.61%

16p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Moderate Portfolio

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	Manager	February 2013
Kent Bergene	Portfolio Manager	Co-manager	May 2010

PURCHASE AND SALE OF FUND SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.

Please refer to your Contract prospectus, as applicable, for more information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions. All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid. You should consult with the participating insurance company that issued your Contract through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund is sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by the Companies. The Companies may receive payments from affiliates and non-affiliates for including the Fund and unaffiliated funds, respectively, as investment options in the products. These payments may create a conflict of interest by influencing the Companies’ decision regarding which funds to include in a product. Employees of the Companies and their affiliates, including affiliated broker-dealers, may be separately incented to include the Fund in the product or, if included, recommend the sale of Fund shares, as employee compensation (directly or indirectly) and business unit operating goals at all levels are tied to the company’s success. See the product prospectus for more information regarding these payments and allocations.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	17p

Summary of Variable Portfolio – Moderately Aggressive Portfolio

INVESTMENT OBJECTIVE

Variable Portfolio – Moderately Aggressive Portfolio (Moderately Aggressive Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.

FEES AND EXPENSES OF THE FUND

This table describes the Fund’s fees and expenses that you may pay if you buy a variable annuity or life insurance policy and allocate your purchase payments or premiums to subaccounts (Accounts) that invest in the Fund. The table does not reflect any charges or expenses imposed by insurance companies on Accounts or Contracts. If such sales charges or expenses had been included, the expenses set forth below would be higher. In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds (or acquired funds) in which the Fund invests. The Fund’s “Acquired Fund Fees and Expenses” shown are based on its allocations to the underlying funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 2	Class 4
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.76%	0.76%
Total Annual Fund Operating Expenses(a)	1.03%	1.03%

(a)

Total annual Fund operating expenses may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain pooled investment vehicles.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The example does not reflect the fees and expenses that apply to your Contract or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

	1 year	3 years	5 years	10 years
Class 2 shares	$105	$328	$569	$1,259
Class 4 shares	$105	$328	$569	$1,259

Portfolio Turnover

The Fund and underlying funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio. To the extent that the Fund invests in other underlying funds, the Fund’s portfolio turnover rate would not reflect the portfolio turnover rate of the underlying funds.

18p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Moderately Aggressive Portfolio

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps. Under normal circumstances, the Fund intends to invest, directly or indirectly, in each of equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class category and collectively the asset class categories) within the following target asset allocation ranges (includes investments in underlying funds and derivatives):

Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
55-70%*	25-40%*	0-5%*	0-10%*

*	As a percentage of Fund net assets. Ranges include the net notional amounts of the Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause the Fund to be temporarily outside the range identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees (the Board).

In managing the Fund, the Investment Manager considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, on a broad range of aspects related to the management of the Fund including, but not limited to, the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional underlying funds. The Investment Manager retains full discretion over the Fund’s investment activities.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	19p

Moderately Aggressive Portfolio

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their investment objective. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. . The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

20p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Moderately Aggressive Portfolio

Risks of Underlying Funds. By investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. Since Moderately Aggressive Portfolio intends to invest a significant portion of its assets in equity asset classes, the Fund may have higher exposure to the following principal risks of the underlying funds: Active Management Risk, Derivatives Risk, Issuer Risk, Market Risk, Small and Mid-Sized Company Risk and Foreign Securities Risks. Also, in addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in the Fund will be higher than if you invested directly in the underlying funds. Descriptions of the more common principal risks to which the underlying funds (and thus, the Fund) are subject to are set forth in Appendix B. Additional risks of the underlying funds are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance as well as well as a secondary benchmark and its components. The Fund’s returns do not reflect the fees and expenses that apply to the Accounts or the Contracts. Inclusion of these charges would reduce the total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Periods Shown in the Bar Chart

Best: 1st Quarter 2012 9.07% Worst: 3rd Quarter 2011 –11.78%

Average Annual Total Returns
(for periods ended December 31, 2012)	1 year	Since inception (5/7/10)
Class 2	12.24%	8.42%
Class 4	12.22%	8.49%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.42%	12.39%
Blended Index (consists of 45.5% Russell 3000, 35% Barclays and 19.5% MSCI ACWI ex-U.S. (Gross)) (reflects no deduction for fees, expenses or taxes)	12.45%	9.68%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.73%
MSCI All Country World Index ex-U.S. (Gross) (reflects no deduction for fees, expenses or taxes)	17.39%	8.61%

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	21p

Moderately Aggressive Portfolio

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	Manager	February 2013
Kent Bergene	Portfolio Manager	Co-manager	May 2010

PURCHASE AND SALE OF FUND SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.

Please refer to your Contract prospectus, as applicable, for more information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions. All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid. You should consult with the participating insurance company that issued your Contract through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund is sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by the Companies. The Companies may receive payments from affiliates and non-affiliates for including the Fund and unaffiliated funds, respectively, as investment options in the products. These payments may create a conflict of interest by influencing the Companies’ decision regarding which funds to include in a product. Employees of the Companies and their affiliates, including affiliated broker-dealers, may be separately incented to include the Fund in the product or, if included, recommend the sale of Fund shares, as employee compensation (directly or indirectly) and business unit operating goals at all levels are tied to the company’s success. See the product prospectus for more information regarding these payments and allocations.

22p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Summary of Variable Portfolio – Aggressive Portfolio

INVESTMENT OBJECTIVE

Variable Portfolio – Aggressive Portfolio (Aggressive Portfolio or the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.

FEES AND EXPENSES OF THE FUND

This table describes the Fund’s fees and expenses that you may pay if you buy a variable annuity or life insurance policy and allocate your purchase payments or premiums to subaccounts (Accounts) that invest in the Fund. The table does not reflect any charges or expenses imposed by insurance companies on Accounts or Contracts. If such sales charges or expenses had been included, the expenses set forth below would be higher. In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds (or acquired funds) in which the Fund invests. The Fund’s “Acquired Fund Fees and Expenses” shown are based on its allocations to the underlying funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 2	Class 4
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.80%	0.80%
Total Annual Fund Operating Expenses(a)	1.07%	1.07%

(a)

Total annual Fund operating expenses may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain pooled investment vehicles.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The example does not reflect the fees and expenses that apply to your Contract or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

	1 year	3 years	5 years	10 years
Class 2 shares	$109	$340	$590	$1,306
Class 4 shares	$109	$340	$590	$1,306

Portfolio Turnover

The Fund and underlying funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio. To the extent that the Fund invests in other underlying funds, the Fund’s portfolio turnover rate would not reflect the portfolio turnover rate of the underlying funds.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	23p

Aggressive Portfolio

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps. Under normal circumstances, the Fund intends to invest, directly or indirectly, in each of equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class category and collectively the asset class categories) within the following target asset allocation ranges (includes investments in underlying funds and derivatives):

Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
70-85%*	10-25%*	0-5%*	0-10%*

*	As a percentage of Fund net assets. Ranges include the net notional amounts of the Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause the Fund to be temporarily outside the range identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees (the Board).

In managing the Fund, the Investment Manager considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, on a broad range of aspects related to the management of the Fund including, but not limited to, the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional underlying funds. The Investment Manager retains full discretion over the Fund’s investment activities.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

24p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Aggressive Portfolio

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their investment objective. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. . The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	25p

Aggressive Portfolio

Risks of Underlying Funds. By investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. Since Aggressive Portfolio intends to invest a significant portion of its assets in equity asset classes, the Fund may have higher exposure to the following principal risks of the underlying funds: Active Management Risk, Derivatives Risk, Market Risk, Small and Mid-Sized Company Risk and Foreign Securities Risk. Also, in addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in the Fund will be higher than if you invested directly in the underlying funds. Descriptions of the more common principal risks to which the underlying funds (and thus, the Fund) are subject to are set forth in Appendix B. Additional risks of the underlying funds are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance as well as well as a secondary benchmark and its components. The Fund’s returns do not reflect the fees and expenses that apply to the Accounts or the Contracts. Inclusion of these charges would reduce the total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611.

Average Annual Total Returns as of December 31 Each Year	Best and Worst Quarterly Returns During the Periods Shown in the Bar Chart

Best: 1st Quarter 2012 10.79% Worst: 3rd Quarter 2011 –14.50%

Average Annual Total Returns
(for periods ended December 31, 2012)	1 year	Since inception (5/7/10)
Class 2	13.71%	8.99%
Class 4	13.69%	9.06%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.42%	12.39%
Blended Index (consists of 56% Russell 3000, 24% MSCIACWI ex-U.S. (Gross) and 20% Barclays) (reflects no deduction for fees, expenses or taxes)	14.32%	10.43%
MSCI All Country World Index ex-U.S. (Gross) (reflects no deduction for fees, expenses or taxes)	17.39%	8.61%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.73%

26p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Aggressive Portfolio

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	Manager	February 2013
Kent Bergene	Portfolio Manager	Co-manager	May 2010

PURCHASE AND SALE OF FUND SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.

Please refer to your Contract prospectus, as applicable, for more information.

TAX INFORMATION

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions. All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid. You should consult with the participating insurance company that issued your Contract through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund is sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by the Companies. The Companies may receive payments from affiliates and non-affiliates for including the Fund and unaffiliated funds, respectively, as investment options in the products. These payments may create a conflict of interest by influencing the Companies’ decision regarding which funds to include in a product. Employees of the Companies and their affiliates, including affiliated broker-dealers, may be separately incented to include the Fund in the product or, if included, recommend the sale of Fund shares, as employee compensation (directly or indirectly) and business unit operating goals at all levels are tied to the company’s success. See the product prospectus for more information regarding these payments and allocations.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	27p

More Information About the Funds

INVESTMENT OBJECTIVES

The objective of each Fund is to provide a high level of total return that is consistent with an acceptable level of risk. The following paragraphs highlight the objectives and compare each Fund’s levels of risk and potential for return relative to one another.

Variable Portfolio – Conservative Portfolio (Conservative Portfolio) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter-term investment horizon.

Variable Portfolio – Moderately Conservative Portfolio (Moderately Conservative Portfolio) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon.

Variable Portfolio – Moderate Portfolio (Moderate Portfolio) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon.

Variable Portfolio – Moderately Aggressive Portfolio (Moderately Aggressive Portfolio) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

Variable Portfolio – Aggressive Portfolio (Aggressive Portfolio) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer-term investment horizon.

Because any investment involves risk, there is no assurance a Fund’s objective can be achieved. Only the Board of Trustees (the Board) can change a Fund’s objective.

Conservative Portfolio, Moderately Conservative Portfolio, Moderate Portfolio, Moderately Aggressive Portfolio and Aggressive Portfolio are singularly and collectively, where the context requires, referred to as either “the Fund,” “each Fund” or “the Funds.” The funds in which the Funds invest are referred to as the “underlying funds” or “acquired funds.” Investments by the Funds referred to above are made through investments in underlying funds or derivative instruments.

Please remember that you may not buy (nor will you own) shares of a Fund directly. You invest by buying a variable annuity contract or life insurance policy (Contracts) and allocating your purchase payments or premiums to the variable subaccount or variable account (the Accounts) that invests in the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Funds are intended for investors who have an objective of achieving a high level of total return consistent with a certain level of risk, but prefer to have investment decisions managed by professional money managers. Each Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds for which Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) or an affiliate acts as investment manager or principal underwriter. Columbia Management is the investment manager for each of the Funds. By investing in a combination of underlying funds, the Funds seek to minimize the risks associated with investing in a single fund.

28p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

The Funds seek to achieve their objectives by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Funds may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps. Under normal circumstances, the Funds intend to invest, directly or indirectly, in each of equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class category and collectively the asset categories) with the following target asset allocation ranges (includes investments in underlying funds and derivatives):

Asset Classes (Target Allocation Range — Under Normal Circumstances)*
Fund	Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
Conservative Portfolio	10-25%	60-75%	5-15%	0-10%
Moderately Conservative Portfolio	25-40%	50-65%	0-10%	0-10%
Moderate Portfolio	40-55%	40-55%	0-5%	0-10%
Moderately Aggressive Portfolio	55-70%	25-40%	0-5%	0-10%
Aggressive Portfolio	70-85%	10-25%	0-5%	0-10%

*	As a percentage of Fund net assets. Ranges include the net notional amounts of a Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause the Fund to be temporarily outside the range identified in the table. The Investment Manager may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees (the Board).

In managing the Funds, the Investment Manager considers the independent analysis of Morningstar Associates, an independent investment consultant, on a broad range of aspects related to the management of the Funds including, but not limited to, the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional underlying funds. The Investment Manager retains full discretion over the Funds’ investment activities.

The Investment Manager monitors underlying fund selections, allocations and investment performance, and will take actions it deems appropriate to position the Funds to achieve their investment objectives, including investing in any underlying fund, adding new underlying funds, and altering target allocations as necessary. The Investment Manager implements the Funds’ asset allocation process by directing net cash inflows (outflows) to purchase (redeem) shares of the underlying funds which are underweight (overweight) the then-current target allocation, purchasing or redeeming shares of the underlying funds to maintain or change the percentage of a Fund’s assets invested in the underlying funds, or investing directly in derivatives to seek targeted asset class levels.

The Funds may also invest directly in derivatives to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure. Derivatives that the Funds may invest in include index futures, Treasury futures, currency forwards, index-based total return swaps and index-based credit default swaps.

Underlying Funds

Each Fund has exposure to risks of many areas of the market through its investments in the underlying funds and derivatives. Below are the underlying funds available to the Funds for investment within each asset class category. Certain underlying funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager for those purposes. A description of the underlying funds’ investment objectives and strategies is included in Appendix A. A description of the principal risks associated with these underlying funds is included in Appendix B. The prospectuses and statements of additional information for the underlying funds are incorporated by reference into this prospectus and are available free of charge by calling 800.345.6611.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	29p

Equity

Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – International Opportunity Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Core Quantitative Fund, Columbia Variable Portfolio-Marsico 21st Century Fund, Columbia Variable Portfolio-Marsico Focused Equities Fund, Columbia Variable Portfolio-Marsico Growth Fund, Columbia Variable Portfolio-Marsico International Opportunities Fund, Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Mid Cap Value Opportunity Fund, Columbia Variable Portfolio-Select Large Cap Growth Fund, Columbia Variable Portfolio – Select Large-Cap Value Fund, Columbia Variable Portfolio – Select Smaller-Cap Value Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Holland Large Cap Growth Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Variable Portfolio – Partners Small Cap Growth Fund, Variable Portfolio – Partners Small Cap Value Fund, Variable Portfolio – Pyramis® International Equity Fund, Variable Portfolio – Pyrford International Equity Fund, Variable Portfolio – Sit Dividend Growth Fund and Variable Portfolio – Victory Established Value Fund.

Fixed Income

Columbia Variable Portfolio – Core Bond Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund.

Cash/Cash Equivalents

Columbia Variable Portfolio – Cash Management Fund.

Alternative Strategies

Columbia Variable Portfolio – Commodity Strategy Fund, Variable Portfolio – AQR Managed Futures Strategy Fund, Variable Portfolio – Eaton Vance Global Macro Advantage Fund and Variable Portfolio – Goldman Sachs Commodity Strategy Fund.

Pyramis is a registered service mark of FMR LLC. Used under license.

PRINCIPAL RISKS

An investment in a Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

30p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	31p

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The ability of the Fund to realize its investment objective(s) will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their respective investment objective. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a fund. This risk may be particularly important when one investor owns a substantial portion of a fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds.

32p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Risks of Underlying Funds. By investing in a combination of underlying funds, the Funds have exposure to the risks of many areas of the market. Additionally, because each Fund is structured with a different risk/return profile, the risks set forth in Appendix B are typically greater for Moderate Portfolio relative to Conservative Portfolio, and greater still for Aggressive Portfolio relative to both Moderate Portfolio and Conservative Portfolio. In addition to a Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in a Fund will be higher than if you invested directly in the underlying funds. A description of the more common principal risks to which the underlying funds (and thus, the Funds) are subject to are set forth in Appendix B. Additional risks of the underlying funds are set forth in the SAI.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds Of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	33p

Transactions In Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing In Affiliated Funds

The Fund may sell underlying funds in order to accommodate redemptions of the Fund’s shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes or investment categories. The Investment Manager seeks to minimize the impact of the Fund’s purchases and redemptions of shares of the underlying funds. This may result in a delay to an investment allocation decision past the ideal time that the Investment Manager identified to implement the allocation. In addition, because the Investment Manager earns different fees from the underlying funds, in determining the allocation among the underlying funds, the Investment Manager may have an economic conflict of interest. The Investment Manager reports to the Fund’s Board on the steps it has taken to manage any potential conflicts.

Other Investment Strategies

In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Each Fund may invest in government securities and short-term paper. Each Fund may invest in underlying funds that fall outside of the targeted asset classes in order to increase diversification and reduce risk. For more information on strategies and holdings, and the risks of such strategies, see the Fund’s SAI, its annual and semiannual reports as well as Appendix A and Appendix B.

34p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Affiliated Products

Columbia Management serves as Investment Manager to the Columbia Funds, including those that are structured to provide asset-allocation services to shareholders of those funds, including the Funds, (funds of funds) by investing in shares of other Columbia Funds (collectively referred to as underlying funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts.

Investing In Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	35p

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) distribution and/or service (Rule 12b-1) fees; and (b) other expenses.

Expense Reimbursement Arrangements

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates shown below:

Fund	Class 2 and Class 4 until April 30, 2014 (excluding acquired fund fees and expenses*)
Conservative Portfolio	0.32%
Moderately Conservative Portfolio	0.32%
Moderate Portfolio	0.32%
Moderately Aggressive Portfolio	0.32%
Aggressive Portfolio	0.32%

*	In addition to the fees and expenses which the Funds bear directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and a Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: expenses associated with investments in underlying funds, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect Of Fee Waivers And/Or Expense Reimbursements On Performance Information

The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

PRIMARY SERVICE PROVIDERS

Columbia Management, which is also the Funds administrator (Administrator), the Columbia Management Investment Distributors, Inc. (the Distributor) and the Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds, and are paid for providing these services. These service relationships are described below.

FUND MANAGEMENT AND COMPENSATION

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

36p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Securities and Exchange Commission (SEC) has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Funds do not pay the Investment Manager a direct management fee for managing their assets. Under the Funds’ investment management services agreement, however, each Fund pays its taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2012.

Portfolio Managers

Information about the Fund’s portfolio managers primarily responsible for overseeing the Funds’ investments is shown below. The SAI provides additional information about portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by portfolio managers of shares in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Lead Portfolio Manager	Manager	February 2013
Kent Bergene	Portfolio Manager	Co-manager	May 2010

Mr. Knight joined the Investment Manager in February 2013 as Head of Global Asset Allocation. Prior to February 2013, Mr. Knight was at Putnam Investments. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an M.B.A. from Tuck School of Business.

Mr. Bergene joined the Investment Manager in 1981. Mr. Bergene began his investment career in 1981 and earned a B.S. from the University of North Dakota.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services.

The Fund pays Columbia Management a fee (plus certain out-of-pocket expenses) for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor. The Distributor located at 225 Franklin Street, Boston, MA 02110, is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors. Under the Distribution Agreement and related distribution and shareholder servicing plans, the Distributor receives distribution and shareholder servicing fees on Class 2 and Class 4 shares. The Distributor uses these fees to support its distribution and servicing activity for Class 2 and Class 4 shares. Fees paid by the Fund for these services are set forth under Distribution and/or Service (12b-1) Fees in the expense table under Fees and Expenses of the Fund for each Fund in the Summary of the Fund section of this prospectus. More information on how these fees are used is set forth under “Buying, Selling and Transferring Shares – Description of Share Classes” and in the SAI.

The Transfer Agent

The Transfer Agent is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged Boston Financial Data Services (BFDS) as the Fund’s sub-transfer agent to provide various services. Fees paid to the Transfer Agent include reimbursements for certain out-of pocket expenses paid by the Transfer Agent on the Fund’s behalf.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	37p

PAYMENTS TO AFFILIATED INSURANCE COMPANIES

The Funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). Columbia Management and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Funds as investment options in the products. These allocations may be significant. In addition, employees of Ameriprise Financial and its affiliates, including employees of the Companies, may be separately incented to include the Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the company’s success. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from sponsors of unaffiliated funds or allocation from Columbia Management and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a Fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Funds, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Funds increase. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including Columbia Management, and the Distributor, and the products they offer, including the Funds. These arrangements are sometimes referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the Funds for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

OTHER ROLES AND RELATIONSHIPS OF AMERIPRISE FINANCIAL AND ITS AFFILIATES — CERTAIN CONFLICTS OF INTEREST

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and

•

insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund’s shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.

38p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

POTENTIAL CONFLICTS OF INTEREST

Shares of the Funds may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Funds currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s Accounts of the participating insurance companies might be required to withdraw its investments in the Funds. This might force the Funds to sell securities at disadvantageous prices.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	39p

Buying, Selling and Transferring Shares

DESCRIPTION OF SHARE CLASSES

Each Fund may offer Class 2 shares to Accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator Program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York, as described in the prospectus for that annuity contract or life insurance policy. Not all Funds or share classes may be available under your variable annuity contract or life insurance policy. Under a Rule 12b-1 plan adopted by each Fund, Class 2 and Class 4 shares each pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. Each Fund pays this fee to Columbia Management Investment Distributors, Inc. (the “Distributor”), the principal underwriter of each Fund. The distributor uses this fee to make payments to the insurance companies or their affiliates for services that the insurance companies provide to contract owners who invest in Class 2 and Class 4 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day. The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The assets of the Fund will consist primarily of shares of the underlying funds, which are valued at their NAVs.

FUNDamentals

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that underlying funds hold foreign securities that trade on days that foreign securities markets are open.

The underlying funds’ equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the underlying fund’s Board. For money market funds, investments are valued at amortized cost, which approximates market value.

40p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

If a market price isn’t readily available or is deemed not to reflect market value, the underlying fund will determine the price of the security held by the underlying fund based on a determination of the security’s fair value pursuant to a policy approved by the underlying fund’s Board. In addition, the underlying fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the underlying fund’s share price is calculated. Foreign exchanges typically close before the time at which underlying fund share prices are calculated, and may be closed altogether on some days when the underlying fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The underlying fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of underlying fund shares. However, when the underlying fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the underlying fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the underlying fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The underlying funds have retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

BUYING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the Account that invests in the Fund. Your purchase price will be the Fund’s next NAV calculated after your request is received in good form by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your variable annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with the surrender or withdrawal of your variable annuity contract or life insurance policy. Any charges that apply to the Account and your contract are described in your variable annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in an Account investing in shares of the Fund to one or more of the other Accounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the Accounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the Fund’s next NAV calculated after your request is received in good form by the Fund or an authorized insurance company.

Please refer to your variable annuity contract or life insurance policy prospectus for more information about transfers among Accounts as well as surrenders and withdrawals.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — Each Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Funds discourage and do not accommodate excessive trading.

Each Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the transfer agent and to those received by selling and/or servicing agents, which includes the affiliated insurance companies.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	41p

Specific Buying and Transferring Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund. For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in underlying funds using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

The assets of the Funds consist primarily of shares of underlying funds. Underlying funds may be more susceptible to the risks of market timing. To the extent that the underlying funds invest significantly in foreign securities traded on markets that close before the underlying fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the underlying fund’s valuation time that influence the value of foreign securities, investors may seek to trade underlying fund shares in an effort to benefit from their understanding of the value of foreign securities as of the underlying fund’s valuation time. This is often referred to as price arbitrage. The underlying funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the underlying fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the underlying fund’s shares held by other shareholders.

42p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Similarly, to the extent that the underlying funds invest significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade the underlying fund’s shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the underlying fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the underlying fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of underlying fund’s shares held by other shareholders, including the Funds. See Appendix A for a list of underlying funds’ investment strategies. See “Pricing and Valuing of Fund Shares” for a discussion of the underlying funds’ policy on fair value pricing, which is intended, in part, to reduce the frequency and impact of market timing.

Excessive Trading Practices Policy of Money Market Funds

The money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market fund shares. However, since frequent purchases and sales of money market fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market fund) and disrupting portfolio management strategies, the money market fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market fund has no limits on buy or exchange transactions. In addition, the money market fund reserves the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Distributions and Taxes

The Funds will be treated as partnerships for federal income tax purposes, and do not expect to make regular distributions to shareholders.

Reinvestments

Since all distributions by the Funds are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

Taxes

Each Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to investments in the Funds. Because tax matters are highly individual and complex, you should consult a qualified tax advisor. Federal income taxation of Accounts, life insurance companies and annuity contracts or life insurance policies is discussed in your Contract prospectus.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	43p

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, each Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of expenses that apply to the Accounts or contract charges, if any, and are not annualized for periods of less than one year. Inclusion of these charges would reduce total return for all periods shown. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Funds’ former Independent Registered Public Accounting Fund, Ernst & Young LLP.

Variable Portfolio – Conservative Portfolio

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.86	$10.52	$9.93
Income from investment operations:
Net investment income	0.22	0.18	0.04
Net realized and unrealized gain	0.57	0.16	0.55
Total from investment operations	0.79	0.34	0.59
Net asset value, end of period	$11.65	$10.86	$10.52
Total return	7.27%	3.23%	5.94%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.28%	(c)
Total net expenses(d)	0.27%	0.27%	0.28%	(c)
Net investment income	1.92%	1.73%	0.55%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,113,897	$747,744	$237,556
Portfolio turnover	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

44p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Variable Portfolio – Conservative Portfolio

	Year ended December 31,
	2012	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$10.86	$10.52	$9.93
Income from investment operations:
Net investment income	0.22	0.18	0.12
Net realized and unrealized gain	0.57	0.16	0.47
Total from investment operations	0.79	0.34	0.59
Net asset value, end of period	$11.65	$10.86	$10.52
Total return	7.27%	3.23%	5.94%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.28%	(c)
Total net expenses(d)	0.27%	0.25%	0.22%	(c)
Net investment income	1.89%	1.67%	1.84%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,407,365	$2,096,659	$1,840,530
Portfolio turnover	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	45p

Variable Portfolio – Moderately Conservative Portfolio

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.97	$10.77	$9.99
Income from investment operations:
Net investment income	0.19	0.18	0.03
Net realized and unrealized gain	0.77	0.02	0.75
Total from investment operations	0.96	0.20	0.78
Net asset value, end of period	$11.93	$10.97	$10.77
Total return	8.75%	1.86%	7.81%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.27%	(c)
Total net expenses(d)	0.27%	0.27%	0.27%	(c)
Net investment income	1.65%	1.69%	0.43%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,256,492	$1,563,684	$639,226
Portfolio turnover	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$10.99	$10.78	$9.99
Income from investment operations:
Net investment income	0.19	0.18	0.10
Net realized and unrealized gain	0.78	0.03	0.69
Total from investment operations	0.97	0.21	0.79
Net asset value, end of period	$11.96	$10.99	$10.78
Total return	8.83%	1.95%	7.91%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.28%	(c)
Total net expenses(d)	0.26%	0.24%	0.21%	(c)
Net investment income	1.64%	1.61%	1.52%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4,401,488	$4,050,272	$4,095,896
Portfolio turnover	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

46p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Variable Portfolio – Moderate Portfolio

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.04	$11.01	$9.99
Income from investment operations:
Net investment income	0.18	0.19	0.03
Net realized and unrealized gain (loss)	1.02	(0.16)	0.99
Total from investment operations	1.20	0.03	1.02
Net asset value, end of period	$12.24	$11.04	$11.01
Total return	10.87%	0.27%	10.21%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.27%	(c)
Total net expenses(d)	0.27%	0.27%	0.27%	(c)
Net investment income	1.50%	1.76%	0.46%	(c)
Supplemental data
Net assets, end of period (in thousands)	$7,058,383	$5,190,987	$2,208,757
Portfolio turnover	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$11.05	$11.01	$9.99
Income from investment operations:
Net investment income	0.17	0.19	0.10
Net realized and unrealized gain (loss)	1.03	(0.15)	0.92
Total from investment operations	1.20	0.04	1.02
Net asset value, end of period	$12.25	$11.05	$11.01
Total return	10.86%	0.36%	10.21%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.27%	(c)
Total net expenses(d)	0.25%	0.23%	0.20%	(c)
Net investment income	1.48%	1.69%	1.53%	(c)
Supplemental data
Net assets, end of period (in thousands)	$14,632,327	$14,174,096	$15,503,050
Portfolio turnover	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	47p

Variable Portfolio – Moderately Aggressive Portfolio

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.03	$11.19	$9.99
Income from investment operations:
Net investment income	0.13	0.16	0.03
Net realized and unrealized gain (loss)	1.22	(0.32)	1.17
Total from investment operations	1.35	(0.16)	1.20
Net asset value, end of period	$12.38	$11.03	$11.19
Total return	12.24%	(1.43% )	12.01%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.27%	(c)
Total net expenses(d)	0.27%	0.27%	0.27%	(c)
Net investment income	1.06%	1.43%	0.43%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3,989,411	$3,179,010	$1,310,385
Portfolio turnover	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$11.05	$11.20	$9.99
Income from investment operations:
Net investment income	0.13	0.15	0.08
Net realized and unrealized gain (loss)	1.22	(0.30)	1.13
Total from investment operations	1.35	(0.15)	1.21
Net asset value, end of period	$12.40	$11.05	$11.20
Total return	12.22%	(1.34% )	12.11%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.27%	0.27%	(c)
Total net expenses(d)	0.25%	0.23%	0.20%	(c)
Net investment income	1.05%	1.34%	1.18%	(c)
Supplemental data
Net assets, end of period (in thousands)	$8,377,366	$8,792,865	$9,941,377
Portfolio turnover	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

48p	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Variable Portfolio – Aggressive Portfolio

	Year ended December 31,
	2012	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.94	$11.29	$9.90
Income from investment operations:
Net investment income	0.08	0.11	0.01
Net realized and unrealized gain (loss)	1.42	(0.46)	1.38
Total from investment operations	1.50	(0.35)	1.39
Net asset value, end of period	$12.44	$10.94	$11.29
Total return	13.71%	(3.10% )	14.04%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.28%	0.27%	(c)
Total net expenses(d)	0.27%	0.28%	0.27%	(c)
Net investment income	0.65%	0.99%	0.19%	(c)
Supplemental data
Net assets, end of period (in thousands)	$997,395	$785,070	$284,243
Portfolio turnover	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year ended December 31,
	2012	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$10.96	$11.29	$9.90
Income from investment operations:
Net investment income	0.08	0.10	0.03
Net realized and unrealized gain (loss)	1.42	(0.43)	1.36
Total from investment operations	1.50	(0.33)	1.39
Net asset value, end of period	$12.46	$10.96	$11.29
Total return	13.69%	(2.92% )	14.04%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.28%	0.28%	(c)
Total net expenses(d)	0.24%	0.20%	0.17%	(c)
Net investment income	0.66%	0.92%	0.46%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,169,995	$2,297,542	$2,618,433
Portfolio turnover	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	49p

Appendix A

UNDERLYING FUNDS — INVESTMENT OBJECTIVES AND STRATEGIES

The following is a brief description of the investment objectives and strategies of the underlying funds in which the Funds may invest as part of their principal investment strategies. The Investment Manager may add new underlying funds for investment or change underlying funds without the approval of shareholders. The Investment Manager does not necessarily invest Fund assets in each of the underlying funds listed below. Additional information regarding the underlying funds is available in the prospectuses and statements of additional information for the underlying funds. This prospectus is not an offer for any of the underlying funds. For a copy of a prospectus of an underlying fund(s), which contains this and other information, call 800.345.6611. Read any prospectus carefully before you invest.

Equity Funds

Columbia Variable Portfolio – Contrarian Core Fund

The Fund seeks total return, consisting of long-term capital appreciation and current income.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the Investment Manager believes are undervalued and have the potential for long-term growth and current income. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may from time to time emphasize one or more economic sectors in selecting investments. The Investment Manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

Columbia Variable Portfolio – Dividend Opportunity Fund

The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend paying stocks is the primary decision in building the investment portfolio. The Fund may invest in companies of any size. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may invest up to 25% of its net assets in foreign investments.

Columbia Variable Portfolio – Emerging Markets Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest in currency forwards for hedging purposes and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. The Fund may attempt to hedge the effects of currency value fluctuations on the Fund’s investments.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Columbia Variable Portfolio – International Opportunity Fund

The Fund seeks to provide shareholders with capital appreciation.

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential. The Fund may invest in developed and in emerging markets. The Fund will normally have exposure to foreign currencies.

Columbia Variable Portfolio – Large Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

A.1	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Growth Index. In addition to its primary investments in large-capitalization companies, the Fund may invest up to 20% of its net assets in small-and mid-capitalization companies. The Fund may invest up to 25% of its net assets in foreign investments. The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

Columbia Variable Portfolio – Large Core Quantitative Fund

The Fund seeks to provide shareholders capital appreciation.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) uses quantitative analysis to evaluate the relative attractiveness of potential investments by considering a variety of factors which may include, among others, valuation, quality and momentum.

The Fund’s investment strategy may involve the frequent trading of portfolio securities.

The Fund may invest in derivatives, such as futures contracts, for investment purposes, for risk management (hedging) purposes and to increase investment flexibility.

Columbia Variable Portfolio – Marsico 21st Century Fund

The Fund seeks long-term growth of capital.

The Fund invests primarily in equity securities of companies of any capitalization size and generally will hold a core position of between 35 and 50 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest without limit in foreign securities, including in emerging market securities. The Fund also may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), has engaged an investment subadviser — Marsico Capital Management, LLC (Marsico) — which manages the Fund on a day-to-day basis, although the Investment Manager retains general investment management responsibility for the management of the Fund. In selecting investments for the Fund, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

Columbia Variable Portfolio – Marsico Focused Equities Fund

The Fund seeks long-term growth of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. These investments mostly consist of equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund, which is non-diversified, generally will hold a core position of between 20 and 30 common stocks that are believed to have potential for long-term growth. The number of securities held by the Fund occasionally may exceed this range, such as when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), has engaged an investment subadviser — Marsico Capital Management, LLC (Marsico) — which manages the Fund on a day-to-day basis, although the Investment Manager retains general investment management responsibility for the management of the Fund. In selecting investments for the Fund, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

Columbia Variable Portfolio – Marsico Growth Fund

The Fund seeks long-term growth of capital.

Under normal circumstances, the Fund invests primarily in equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund generally holds a core position of between 35 and 50 common stocks. The number of securities held by the Fund occasionally may exceed this range, such as when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	A.2

Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), has engaged an investment subadviser — Marsico Capital Management, LLC (Marsico) — which manages the Fund on a day-to-day basis, although the Investment Manager retains general investment management responsibility for the management of the Fund. In selecting investments for the Fund, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

Columbia Variable Portfolio – Marsico International Opportunities Fund

The Fund seeks long-term growth of capital.

Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of foreign companies. The Fund may invest in an unlimited number of companies of any size throughout the world that are selected for their long-term growth potential. The Fund normally invests in issuers from at least three different countries not including the United States. The Fund may invest in common stocks of companies operating in, or economically tied to, emerging market countries. Some issuers or securities in the Fund’s portfolio may be based in, or economically tied to, the United States.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), has engaged an investment subadviser – Marsico Capital Management, LLC (Marsico) – which manages the Fund on a day-to-day basis, although the Investment Manager retains general investment management responsibility for the management of the Fund. In selecting investments for the Fund, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

The Fund seeks to provide shareholders with growth of capital.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. For these purposes, mid-cap companies are considered to be companies whose market capitalization (number of shares outstanding multiplied by the share price) falls within the market capitalization range of the companies that comprise the Russell Midcap Index (the Index) at the time of purchase.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund’s investment strategy may involve the frequent trading of portfolio securities.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. These equity securities generally include common stocks. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap® Value Index. The Fund may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Index.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Columbia Variable Portfolio – Select Large Cap Growth Fund

The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. and foreign companies that have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies believed to have the potential for long-term growth. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector.

A.3	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Columbia Variable Portfolio – Select Large-Cap Value Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase by the Fund. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000® Index at the time of purchase by the Fund.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

Variable Portfolio – American Century Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in common stocks of larger-sized companies selected for their growth prospects. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Under normal circumstances, the Fund’s portfolio will primarily consist of securities of larger-sized U.S. companies demonstrating business improvement. The Fund defines larger-sized companies as those with a market capitalization greater than $2.5 billion at the time of purchase.

The Fund may invest up to 25% of its net assets in foreign investments.

Variable Portfolio – Columbia Wanger International Equities Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities. Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Variable Portfolio – Columbia Wanger U.S. Equities Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of U.S. companies. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	A.4

Variable Portfolio – DFA International Value Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio management team determines to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts. Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries. Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio do pay dividends. It is anticipated, therefore, that the Fund, will receive dividend income.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions, and may use currency forward contracts in connection with the settlement of equity trades or the exchange of one currency for another.

Variable Portfolio – Holland Large Cap Growth Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Index (the Index). The market capitalization range and composition of the companies in the Index is subject to change. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (REITs) and American Depositary Receipts (ADRs).

The Fund invests primarily in U.S. companies. The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

Variable Portfolio – Invesco International Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund’s assets are primarily invested in equity securities and depositary receipts of foreign issuers. Under normal circumstances, the Fund invests in securities of companies located in at least three countries outside the U.S., which may include significant investment in companies in the developed countries of Western Europe and the Pacific Basin. The Fund may also invest up to 30% of its net assets in securities that provide exposure to emerging markets.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can invest in futures contracts, including index futures, to seek exposure to the broad market in connection with managing cash balances or to hedge against downside risk. The Fund may also hold warrants in connection with the acquisition of securities.

Variable Portfolio – Jennison Mid Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. Mid-capitalization companies are defined as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index. The Fund may invest up to 25% of its net assets in foreign investments.

Variable Portfolio – MFS Value Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund’s assets are invested primarily in equity securities. The Fund invests primarily in the stocks of companies that are believed to be undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Fund may invest up to 25% of its net assets in foreign securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, equity interests in real estate investment trusts (REITs) and depositary receipts for such securities. While the Fund may invest its assets in companies of any size, the Fund generally focuses on large-capitalization companies. Large-capitalization companies are defined by the Fund as those companies with market capitalizations of at least $5 billion at the time of purchase.

Variable Portfolio – Mondrian International Small Cap Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in equity securities of non-U.S. small cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the stocks of non-U.S. small cap companies. The Fund’s subadviser considers small cap companies to be those companies whose market capitalization falls within the range of companies in the MSCI World ex-U.S. Small Cap Index (the Index). The Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S.

A.5	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

The Fund may use forward foreign currency contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. The Fund also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

Variable Portfolio – Morgan Stanley Global Real Estate Fund

The Fund seeks to provide shareholders with current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry located throughout the world (Global Real Estate Companies). The Fund will invest primarily in companies in the real estate industry located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs), real estate investment trusts (REITs), and similar entities formed under the laws of non-U.S. countries.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Variable Portfolio – NFJ Dividend Value Fund

The Fund seeks to provide shareholders with long-term growth of capital and income.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies that pay or are expected to pay dividends. The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also may invest in real estate investment trusts.

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Variable Portfolio – Partners Small Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that falls within the range of the Russell 2000® Growth Index (the Index). The market capitalization range and composition of the Index is subject to change. The Fund may invest up to 25% of its net in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Variable Portfolio – Partners Small Cap Value Fund

The Fund seeks to provide shareholders with long-term capital appreciation.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small capitalization companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment by the Fund, of up to $2.5 billion or that fall within the range of the Russell 2000® Value Index. The Fund may buy and hold stock in a company that is not included in the Index. The Fund may invest in any types of securities, including common stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	A.6

Variable Portfolio – Pyramis® International Equity Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of foreign issuers located or traded in countries other than the U.S. that are believed to offer strong growth potential. Under normal circumstances, the Fund invests its assets in common stocks of companies whose market capitalizations fall within the range of the companies that comprise the MSCI EAFE Index.

Variable Portfolio – Pyrford International Equity Fund

The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in countries outside the United States, including issuers in emerging markets countries. Equity securities include, without limitation, common stocks, preferred stocks and securities convertible into common or preferred stocks.

Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $1 billion.

The Fund invests primarily in companies that are located in the countries represented in the MSCI Europe, Australasia, Far East (EAFE) Index (the Index), which includes developed countries outside of North America. The Fund may invest up to 20% of its net assets in companies that are located in countries not represented in the Index, such as emerging markets countries. The Fund will invest primarily in securities of companies listed on a non-U.S. securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. The Fund may invest in forward foreign currency contracts primarily for hedging purposes.

Variable Portfolio – Sit Dividend Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in dividend-paying common stocks. The Fund invests in dividend-paying, growth-oriented companies that are believed to exhibit the potential for growth and growing dividend. The Fund may invest in large to medium-sized companies with market capitalizations of at least $2 billion at the time of the Fund’s investment. The Fund may invest up to 25% of its net assets in foreign investments.

Variable Portfolio – Victory Established Value Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap Value Index (the Index). The market capitalization range and the composition of the Index are subject to change. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may invest a portion of its assets in American Depository Receipts (ADRs). The Fund invests in companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

Fixed Income Funds

Columbia Variable Portfolio – Core Bond Fund

The Fund seeks total return, consisting of current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund generally invests at least 65% of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations and other private issuers, and mortgage- and other asset-backed securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated but determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Investment Manager) to be of comparable quality. The Fund may invest up to 25% of its assets in dollar-denominated debt securities issued by foreign governments, companies or other entities and up to 20% of its assets in preferred stock. The Fund also may invest up to 25% of its assets in securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”) or are unrated but determined to be of comparable quality.

A.7	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Columbia Variable Portfolio – Diversified Bond Fund

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage-and asset-backed securities. Although the Fund emphasizes high-and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher yield and/or capital appreciation by investing up to 20% of net assets in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”). The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

The Fund may invest in derivatives such as credit default swaps and futures contracts.

The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

Columbia Variable Portfolio – Emerging Markets Bond Fund

The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

The Fund is a non-diversified fund. The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. The Fund can invest in emerging market sovereign debt instruments of any credit quality including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

Columbia Variable Portfolio – Global Bond Fund

The Fund seeks to provide shareholders with high total return through income and growth of capital.

The Fund is a non-diversified fund. The Fund invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high-and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	A.8

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In addition, in pursuing its objective, the Fund, relying on quantitative and qualitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards).

The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.

Columbia Variable Portfolio – High Yield Bond Fund

The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

Columbia Variable Portfolio – Income Opportunities Fund

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

Under normal circumstances, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. The Fund may invest up to 25% of its net assets in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

Columbia Variable Portfolio – Limited Duration Credit Fund

The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

A.9	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. The Fund will primarily invest in debt securities with short- and intermediate-term maturities generally similar to those included in the Fund’s benchmark index, the Barclays U.S. 1-5 Year Corporate Index. The Fund may invest up to 15% of its net assets in securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”).

Columbia Variable Portfolio – Strategic Income Fund

The Fund seeks total return, consisting of current income and capital appreciation.

Under normal circumstances, the Fund invests primarily in debt securities in the following three segments of the debt securities market: (i) securities issued by the U.S. Government and its agencies, including mortgage-and other asset-backed securities; (ii) securities issued by foreign governments, companies or other entities, including in emerging market countries and non-dollar denominated securities; and (iii) below investment grade corporate debt securities or unrated corporate debt securities determined to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Columbia Variable Portfolio – U.S. Government Mortgage Fund

The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.

The Fund’s assets primarily are invested in mortgage-related securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. This includes, but is not limited to, Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest in derivatives such as forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to obtain or reduce credit exposure.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

Variable Portfolio – American Century Diversified Bond Fund

The Fund seeks to provide shareholders with a high level of current income.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage-and asset-backed securities. Although the Fund emphasizes high-and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

Variable Portfolio-BlackRock Global Inflation-Protected Securities Fund

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	A.10

The Fund is a non-diversified fund. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund invests only in securities rated investment grade at the time of purchase, by a third party rating agency or, if unrated, deemed to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Barclays World Government Inflation-Linked Bond Index USD hedged (the Index). The Fund seeks to maintain an average duration that is within +/-20% of the duration of the Index. Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in derivatives such as futures, options, interest rate and inflation rate swaps, caps and floors and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Subadviser may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction cost (which may adversely affect the Fund’s performance).

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

The Fund seeks to provide shareholders with a high level of current income.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “high yield securities” or “junk bonds”) or, if unrated, determined to be of comparable quality. The Fund invests in senior floating note loans of borrowers (Senior Loans). The Fund may also purchase secured and unsecured subordinated loans, second lien loans and subordinated bridge loans, (Junior Loans), or other floating late debt securities, fixed income debt securities and money market instruments.

The Fund may invest up to 25% of its net assets in foreign investments. Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as London Interbank Offered Rate (LIBOR) plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire loans directly through the agent or from another holder of the loan by assignment. They are generally valued on a daily basis by independent pricing services.

Variable Portfolio – J.P. Morgan Core Bond Fund

The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage-and asset-backed securities. The Fund does not expect to invest in securities rated below investment grade, although it may hold securities that, subsequent to the Fund’s investment, have been downgraded to a below investment grade rating.

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

The Fund seeks to provide shareholders with total return through current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mortgage-related fixed income instruments. These instruments have varying maturities and include but are not limited to mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, non-agency mortgage securities, and mortgage dollar rolls, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

A.11	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. The Fund may invest up to 10% of its total assets in non-agency mortgage-related fixed income instruments. The Fund may also invest up to 5% of its total assets in mortgage-related high yield (i.e., below investment grade) instruments. The average portfolio duration of the Fund normally varies from one to seven years based on the subadviser’s forecast for interest rates.

Variable Portfolio – Wells Fargo Short Duration Government Fund

The Fund seeks to provide shareholders with current income consistent with capital preservation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. The Fund may invest up to 20% of its net assets within non-government mortgage and asset-backed securities. In pursuit of its objective, the Fund will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a nationally recognized statistical ratings organization, or are deemed to be of comparable quality. As part of the Fund’s investment strategy, it may invest in stripped securities (securities that have been transformed from a principal amount with periodic interest coupons into a series of zero-coupon bonds, with the range of maturities matching the coupon payment dates and the redemption date of the principal amount) or enter into mortgage dollar rolls and reverse repurchase agreements. In addition, the Fund may invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AA- or Aa3 that the Fund’s subadviser believes will sufficiently outperform U.S. Treasuries. Generally, the portfolio’s overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

Money Market Funds

Columbia Variable Portfolio – Cash Management Fund

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Alternative Strategies Funds

Columbia Variable Portfolio – Commodity Strategy Fund

The Fund seeks to provide shareholders with total return.

The Fund is a diversified fund that, under normal market conditions, seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly and indirectly, in a portfolio of commodity-linked investments, including commodity-linked futures, structured notes and/or swaps that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality, which will consist primarily of: (i) U.S. Government securities, corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments. The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management Investment Advisers, LLC and subadvised by Threadneedle International Limited.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	A.12

Derivatives, such as futures, options, structured notes and swaps, may also be utilized to produce incremental earnings, hedge existing positions, increase market exposure and/or increase investment flexibility. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund’s portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the “over-the-counter” (OTC) market.

Variable Portfolio – AQR Managed Futures Strategy Fund

The Fund seeks positive absolute returns.

The Fund pursues its investment objective by investing primarily in a portfolio of futures contracts, futures-related instruments and equity swaps. The Fund may invest without limit in foreign instruments, including emerging market instruments. The Fund’s universe of investments includes futures contracts, futures-related instruments, global developed and emerging market exchange traded futures, total return swaps on equity indices, exchange traded notes, forward contracts and equity swaps across all four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments may change as market conditions change and as these instruments evolve over time.

The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), is responsible for oversight of the Fund’s subadviser, AQR Capital Management, LLC (AQR), which provides day-to-day portfolio management for the Fund.

Generally, the Fund invests in futures contracts, futures-related instruments and equity swaps including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed-income futures, bond futures and swaps on bond futures, either by investing directly in those instruments, or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. There are no geographic limits on the market exposure of the Fund’s assets and the Fund may concentrate it’s market exposure in one or more specific geographic regions. This flexibility allows AQR to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

AQR uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments. Once AQR identifies a trend, the Fund will take either a long or short position in the given instrument. When taking a “long” position, the Fund purchases an instrument outright; and when taking a “short” position, the Fund sells an instrument that it does not own and must borrow to meet its settlement obligations. A “long” position will benefit from an increase in price of the underlying instrument, while a “short” position will benefit from a decrease in price of the underlying instrument. The size of the position taken will relate to AQR’s confidence in the trend continuing as well as AQR’s estimate of the instrument’s risk. In addition, AQR may reduce the Fund’s position in an instrument if the trend strength weakens or for risk management purposes. AQR generally expects that the Fund will have long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but the Fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times and may have high net long and short exposures.

When taking into account derivative instruments and instrument with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).

The Fund may invest in securities and instruments, including derivatives, indirectly through an offshore, wholly-owned subsidiary organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, which is managed by Columbia Management and subadvised by AQR, has substantially the same investment objective as the Fund and its investments are consistent with the Fund’s investment restrictions. Generally, the Subsidiary will invest mainly in commodity futures and/or swaps on commodity futures, but may also invest in financial futures, option and swap contracts, fixed-income securities, pooled investment vehicles, including those that are not registered under the Investment Company Act of 1940, and any other investments the Fund may make and other instruments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Fund (which is subject to limitations under U.S. federal tax laws), the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Fund and its Subsidiary will comply on a consolidated basis with asset coverage or segregation requirements. The Fund may invest up to 25% of its total assets in the Subsidiary.

AQR expects the value of the Fund’s assets over short-term periods to be volatile because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or a fund or index, as measured by the annualized standard deviation of its returns.

A.13	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Futures and forward contracts are contractual agreements to buy or sell a particular instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility in the Fund, which means the Fund will have the potential for greater losses or gains than if the Fund does not use instruments that have a leveraging effect.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Fund and its Subsidiary expect to hold a significant amount of cash, treasury bills, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), fixed-income securities and U.S. Government obligations or other high-quality, short-term investments or other liquid assets to meet the Fund’s segregation obligations as a result of its investments in derivatives.

AQR expects to actively and frequently trade instruments in the Fund’s portfolio to carry out its strategies, which may increase brokerage and other transaction costs and have adverse tax consequences.

Variable Portfolio – Eaton Vance Global Macro Advantage Fund

The Fund seeks total return, consisting of current income and capital appreciation.

The Fund pursues its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposure around the world. Normally, the Fund’s long and short investments primarily are sovereign exposures, including debt instruments issued or guaranteed by sovereign entities, loans, currencies, and interest rates. The Fund may also invest in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Fund may invest in securities of any investment grade, including those rated below investment grade (which are those rated below Baa by Moody’s Investors Service, Inc. (Moody’s), or below BBB by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P) or Fitch, Inc. (Fitch)) or in unrated securities considered to be of comparable quality by the investment manager or subadviser (junk investments).

The Fund expects to achieve certain exposures primarily through derivative transactions, including, but not limited to, foreign exchange forward contracts; futures on securities, indices, currencies, commodities, swaps, and other investments; options; interest rate swaps, cross currency swaps, total return swaps; and credit default swaps, each of which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales, securities lending and may borrow on a non-recourse basis for investment purposes to the extent permitted under the Investment Company Act of 1940. The Fund frequently has significant exposure to foreign investments and derivatives.

Under normal market conditions, the Fund invests in multiple countries and invests at least 40% of its net assets in foreign investments and may have significant exposure to foreign currencies. The Fund may invest significantly in a particular geographic region or country, and it typically will invest a portion of its assets in emerging market countries. For the purposes of determining compliance with this 40% policy, the absolute value of the notional amount of long and short derivative positions is included.

The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), is responsible for oversight of the Fund’s subadviser, Eaton Vance Management (Eaton Vance), which provides day-to-day portfolio management for the Fund.

In managing the Fund, Eaton Vance seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. Eaton Vance considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments) in determining the most efficient means for achieving desired exposures. Eaton Vance employs an absolute return investment approach in managing the Fund. Absolute return strategies benchmark their performance primarily against short-term cash instruments, adjusting to compensate for the amount of investment risk assumed. Relative return strategies, by contrast, seek to outperform a designated stock, bond or other market index, and measure their performance primarily in relation to such benchmark. Over time, the investment performance of absolute return strategies typically is substantially independent of longer term movements in the stock and bond market. In making investment decisions on behalf of the Fund, Eaton Vance utilizes macroeconomic and political analysis to identify investment opportunities throughout the world, including in both developed and emerging markets.

Variable Portfolio – Goldman Sachs Commodity Strategy Fund

The Fund seeks to provide shareholders with total return total return, consisting of current income and capital appreciation.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	A.14

The Fund is a non-diversified fund that, under normal market conditions, seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary) that will invest primarily in commodity-linked derivative instruments.

The Fund seeks to provide exposure to the commodities markets and returns that correspond to the performance of the Fund’s benchmark, currently the Dow Jones-UBS Commodity Index Total Return (DJ-UBS) Index, by investing, indirectly through the Subsidiary, in commodity-linked investments. The Fund also seeks to add incremental returns through the use of “roll-timing” or similar strategies and enhance returns by investing in fixed income securities, as described further below. The DJ-UBS Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. In pursuing its objective, the Fund attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, oil products, industrial and precious metals, livestock, agricultural and meat products, and other tangible assets. Although the Fund seeks to provide exposure to the various commodities and commodities sectors reflected in the DJ-UBS Index, the Fund does not attempt to replicate the DJ-UBS Index and may invest in securities and instruments that are not included in the index.

The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Investment Manager), is responsible for oversight of the Fund’s subadviser, Goldman Sachs Asset Management, L.P. (GSAM or the Subadviser), which provides day-to-day portfolio management for the Fund.

The Fund may invest up to 25% of its total assets in the Subsidiary, which is managed by the Investment Manager and subadvised by GSAM. The Subsidiary will have the same or substantially the same investment objective as the Fund and its investments are consistent with the Fund’s investment strategies. The Subsidiary invests primarily in commodity-linked derivative instruments, including, but not limited to, total return swaps. The Subsidiary may also make any other investments the Fund may make, including investments in fixed-income securities and other investments that serve as collateral for the Subsidiary’s derivatives positions. Unlike the Fund (which is subject to limitations under U.S. federal tax laws), the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Fund and its Subsidiary will comply on a consolidated basis with asset coverage and segregation requirements.

The Fund employs commodity futures roll-timing strategies through the Subsidiary. “Rolling” futures exposure is the process by which the holder of a particular futures contract or other instrument providing similar exposure (e.g., swaps) will sell such contract or instrument on or before the expiration date and simultaneously purchase a new contract or instrument with the same reference commodity except for a later delivery and/or expiration date. This process allows a holder of the instrument to extend its current position through the original instrument’s expiration without delivering or taking delivery of the underlying asset. Although the DJ-UBS Index may also use commodity roll-timing strategies, the Fund’s roll timing strategy may differ from that of the DJ-UBS Index to the extent necessary to enable the Fund to seek excess returns over the DJ-UBS Index. The Fund’s “roll-timing” strategies may include, for example, rolling the Funds commodity exposure earlier or later than the DJ-UBS Index, or holding and rolling positions with longer or different expiration dates than the DJ-UBS Index.

The Fund also attempts to enhance returns by investing in investment grade fixed-income securities, and may invest up to 10% of its net assets in below-investment grade fixed income securities (junk bonds). The Fund may invest in corporate securities, U.S. government securities (including agency debentures), mortgage-backed securities, asset-backed securities and municipal securities. The average duration of these fixed-income securities will vary. GSAM may use interest rate derivatives, including interest rate futures and swaps, to manage the duration of the Fund’s fixed-income investment portfolio. In addition, in connection with its use of derivatives, the Fund may hold directly or indirectly through the Subsidiary significant amounts of cash, which may be invested in U.S. government securities and short-term debt instruments, including money market funds.

A.15	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Appendix B

UNDERLYING FUNDS — RISKS

The ability of each Fund to meet its investment objective is directly related to its allocation among underlying funds and the ability of those underlying funds to meet their investment objectives, as well as the investment performance of the Funds’ other investments. The following is a brief description of certain of the principal risks associated with investment in the underlying funds in which the Funds may invest as part of their principal investment strategies. The Funds are subject directly to these risks to the extent they invest in individual securities and other instruments. Additional information regarding the principal risks associated with investment in the underlying funds is available in the applicable underlying fund’s prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.

The references in each case to the “Fund” within each of the below risks descriptions in this Appendix B refers to the underlying fund(s) that the Funds invest in.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Asset-Backed Securities Risk. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Most asset-backed securities are subject to prepayment risk (i.e., the risk that the Fund will have to reinvest the money received in securities that have lower yields). Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk.

Commodity Futures Trading Commission Regulatory Risk. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Confidential Information Access Risk. The Investment Manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. The Investment Manager’s decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	B.1

Credit Risk. Credit risk is the risk that loans or other securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations (such as making payments to the Fund), including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Lower quality or unrated loans or securities held by the Fund may present increased credit risk. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk/Commodity-Linked Swaps Risk. Commodity-linked swaps could result in losses if the underlying asset (e.g., a particular commodity) or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

B.2	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy, resulting in losses to the Fund).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.

Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value, as well being subject to liquidity risk.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	B.3

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Currency-related Tax Risk. Internal Revenue Service regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Geographic Concentration Risk/Europe Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, an increased emphasis on outpatient and other alternative services and other factors. In many cases, patent protection is integral to the success of companies in the health care sector. Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Medical products also frequently become obsolete. Because the Fund invests a significant portion of its net assets in the equity securities of health care companies, the Fund’s net asset value may be more volatile than a fund that is invested in a more diverse range of companies in different market sectors.

B.4	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of the Fund may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels).

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of these underlying funds in direct proportion to the Fund’s investment therein. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Investing in Wholly Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, are subject to the same risks as the Fund (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its shareholders.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	B.5

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices. The Fund may have to lower the selling price of its investment, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments (including but not limited to loans, currencies, etc.) that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, commodity investments tend to have greater price volatility than debt securities. In addition, commodity prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Money Market Fund Risk. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the investment manager, the investment manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the investment manager or its affiliates would protect the Fund or redeeming shareholders against a loss of principal.

B.6	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Municipal Securities Risk. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion or that U.S. federal income tax law will not change.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	B.7

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing.

B.8	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

VARIABLE PORTFOLIOS — 2013 PROSPECTUS	B.9

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

B.10	VARIABLE PORTFOLIOS — 2013 PROSPECTUS

For More Information

The Funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts issued by affiliated insurance companies. Please refer to the prospectus that describes your annuity contract or insurance policy for information about how to buy, sell and transfer your investment among shares of the Funds.

Additional Information About the Funds

Additional information about the Funds and their investments is available in the Funds’ SAI, annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Funds’ performance during its last fiscal year. The SAI also provides additional information about the Funds and their policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries, please contact the Funds as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

The Funds’ offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through insurance companies.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Variable Series Trust II, of which the Funds are a series, is 811-22127.

S-6534-99 F (5/13)

Columbia Variable Portfolio – Core Equity Fund

Prospectus May 1, 2013

There are no exchange ticker symbols associated with shares of the Fund.

This Fund is closed to new investors.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning a RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B contract (the Contract) and allocating your purchase payments to the variable account that invests in the Fund.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	3p
Principal Risks	3p
Performance Information	4p
Fund Management	4p
Purchase and Sale of Fund Shares	4p
Tax Information	5p
Payments to Broker-Dealers and Other Financial Intermediaries	5p
More Information About the Fund	6p
Investment Objective	6p
Principal Investment Strategies	6p
Principal Risks	6p
Additional Investment Strategies and Policies	7p
Primary Service Providers	9p
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest	10p
Certain Legal Matters	11p
Buying and Selling Shares	12p
Share Price Determination	12p
Shareholder Information	13p
Order Processing	13p
Cash Flows	13p
Distributions and Taxes	13p
Reinvestments	13p
Taxes	13p
Financial Highlights	14p

2p	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the Fund’s fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your separate Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.06%
Total annual fund operating expenses	0.46%
Less: Fee waiver and/or expense reimbursement(a)	(0.06%	)
Total annual fund operating expenses after fee waiver and/or expense reimbursement(a)	0.40%

(a)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) indefinitely. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.40%.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the Fund for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The example does not reflect the fees and expenses that are imposed by your Contract. Inclusion of these charges would increase expenses for all periods shown. The example includes contractual commitments to waive fees and reimburse expenses as indicated in the previous table. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Columbia Variable Portfolio – Core Equity Fund	$41	$128	$224	$505

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks.

In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS	3p

Active Management Risk. Although the Fund is managed based primarily on quantitative methods, the Investment Manager conducts a qualitative review of the quantitative output. Therefore, the Fund’s performance will reflect, in part, the ability of the Investment Manager to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of a broad measure of market performance. The returns shown do not reflect fees and expenses that apply to the Contracts, if any, and would be lower if they did.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Periods Shown in the Bar Chart

	Best: Worst:	3rd Quarter 2009 4th Quarter 2008	16.36% –23.73%

Average Annual Total Returns (for periods ended December 31, 2012)
	Fund Inception Date	1 year	5 years	Since inception
Columbia Variable Portfolio – Core Equity Fund	9/10/04	16.85%	1.19%	4.54%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	5.08%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Brian Condon, CFA	Portfolio Manager	2010
Oliver Buckley	Portfolio Manager	2011

PURCHASE AND SALE OF FUND SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract and allocating your purchase payments to the variable account that invests in the Fund. Please see your Contract prospectus for more information.

4p	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS

TAX INFORMATION

The Fund, a so-called disregarded entity for federal income tax purposes, does not expect to make regular distributions to shareholders (variable accounts). Federal income taxation of the variable account, life insurance company and annuity contract is discussed in your Contract prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund is sold exclusively as an underlying investment option of variable annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life). RiverSource Life may receive payments from affiliates for including the Fund as an investment option in the products. These payments may create a conflict of interest by influencing RiverSource Life’s decision regarding which funds to include in a product. Employees of RiverSource Life and their affiliates, including affiliated broker-dealers, may be separately incented to include the Fund in the product or, if included, recommend the sale of Fund shares, as employee compensation (directly or indirectly) and business unit operating goals at all levels are tied to the company’s success. See the product prospectus for more information regarding these payments and allocations.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS	5p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index.

In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.

Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:

•	Valuation fundamental measures, such as earnings and cash flow relative to market values;

•	Catalyst factors, such as relative stock price performance, business momentum, and short interest measures; and

•	Quality factors, such as quality of earnings and financial strength.

The Investment Manager may sell a security when it believes other stocks in the Index or other investments are more attractive, if the security is overvalued relative to other potential investments, when the company no longer meets the Investment Manager’s performance expectation, when the security is removed from the Index, or for other reasons.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. Although the Fund is managed based primarily on quantitative methods, the Investment Manager conducts a qualitative review of the quantitative output. Therefore, the Fund’s performance will reflect, in part, the ability of the Investment Manager to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

6p	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS	7p

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; and (b) other expenses.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40%.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

8p	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

PRIMARY SERVICE PROVIDERS

The Investment Manager, which is also the Fund’s administrator (Administrator), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds. These service relationships are described below.

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The Securities and Exchange Commission (SEC) has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.40% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2012.

Portfolio Managers

Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of shares in the Fund.

Portfolio Manager	Title	Managed Fund Since
Brian Condon, CFA	Portfolio Manager	2010
Oliver Buckley	Portfolio Manager	2011

Mr. Condon was a portfolio manager for Columbia Management Group from 1999 until May 2010 when he joined the Investment Manager in connection with its acquisition of Columbia Management Group. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.

Mr. Buckley joined the Investment Manager in July 2011. From 2000 to 2010, Mr. Buckley was Head of Active Equity for Mellon Capital Management. He began his investment career in 1989 and earned a B.S. and M.S. from Stanford University and an M.B.A. from University of California, Berkeley.

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS	9p

The Distributor

Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc. (the Distributor). The Distributor, located at 225 Franklin Street, Boston, MA 02110, is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial.

The Transfer Agent

Columbia Management Investment Services Corp. (the Transfer Agent) is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged Boston Financial Data Services (BFDS) as the Fund’s sub-transfer agent to provide various services.

OTHER ROLES AND RELATIONSHIPS OF AMERIPRISE FINANCIAL AND ITS AFFILIATES — CERTAIN CONFLICTS OF INTEREST

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and

•

insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund’s shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

10p	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS

CERTAIN LEGAL MATTERS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS	11p

Buying and Selling Shares

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share. The Fund calculates the NAV per share at the end of each business day.

FUNDamentals

NAV Calculation

The Fund calculates its NAV as follows:

(Value of assets)
NAV	=	– (Liabilities)
Number of outstanding shares

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For money market funds, the fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

12p	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS

SHAREHOLDER INFORMATION

Shares of the Fund may not be purchased or sold directly by individual Contract owners. When you sell your shares through your Contract, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract who may select Fund shares to fund his or her investment in the Contract or to the participating insurance company as the holder of Fund shares through one or more separate accounts.

ORDER PROCESSING

Orders to buy and sell shares of the Fund that are placed by your participating insurance company are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract. Any charges that apply to your Contract, and any charges that apply to separate accounts of participating insurance companies that may own shares directly, are described in your Contract prospectus.

You may transfer all or part of your investment in the Fund to the fixed account available under your Contract. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus for more information about transfers as well as surrenders and withdrawals.

Market timing is frequent or short-term trading activity. Market timing may adversely impact a fund’s performance by preventing the Investment Manager from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. Due to the transfer restrictions under your Contract between the fixed account and the variable account investing in shares of the Fund, a Contract owner may not engage in frequent or short-term trading, thereby mitigating the risks of market timing. For this reason, market timing monitoring procedures have not been established for the Fund. Please refer to your Contract prospectus for specific details on transfer restrictions between the fixed and variable account.

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require untimely dispositions of portfolio securities or large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Distributions and Taxes

The Fund, a so-called disregarded entity for federal income tax purposes, does not expect to make regular distributions to shareholders (variable accounts).

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of the variable account, life insurance company and annuity contract is discussed in your Contract prospectus.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS	13p

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total returns for all periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.19	$7.65	$6.55	$5.27	$10.30
Income from investment operations
Net investment income (loss)	0.18	0.16	0.17	0.12	0.17
Net realized and unrealized gain (loss)	1.20	0.38	0.93	1.16	(4.01)
Total from investment operations	1.38	0.54	1.10	1.28	(3.84)
Less distributions to shareholders:
Net investment income	—	—	—	—	(0.02)
Net realized gains	—	—	—	—	(1.17)
Total distributions to shareholders	—	—	—	—	(1.19)
Net asset value, end of period	$9.57	$8.19	$7.65	$6.55	$5.27
Total return	16.85%	7.06%	16.76%	24.40%	(41.62% )
Ratios to average net assets(a)
Total gross expenses	0.46%	0.46%	0.45%	0.44%	0.48%
Total net expenses(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.98%	2.02%	2.44%	2.25%	2.07%
Supplemental data
Net assets, end of period (in thousands)	$180,866	$175,225	$186,322	$186,836	$174,866
Portfolio turnover	79%	52%	109%	76%	103%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

14p	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2013 PROSPECTUS

For More Information

The Fund is generally available only to the owners of variable annuity contracts issued by participating insurance companies. Please refer to the prospectus that describes your annuity contract for more information.

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds
c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

The Fund’s offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through insurance companies.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.

S-6347-99 L (5/13)

Columbia Variable Portfolio –

Emerging Markets Bond Fund

Prospectus May 1, 2013

There are no exchange ticker symbols associated with shares of the Fund.

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor).

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	3p
Principal Risks	4p
Performance Information	5p
Fund Management	6p
Purchase and Sale of Fund Shares	6p
Tax Information	6p
Payments to Broker-Dealers and Other Financial Intermediaries	6p
More Information About the Fund	7p
Investment Objective	7p
Principal Investment Strategies	7p
Principal Risks	7p
Additional Investment Strategies and Policies	10p
Primary Service Providers	12p
Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest	13p
Certain Legal Matters	14p
Buying and Selling Shares	15p
Description of the Share Classes	15p
Buying, Selling and Transferring Shares	16p
Distributions and Taxes	19p
Reinvestments	19p
Taxes	19p
Potential Conflicts of Interest	19p
Financial Highlights	20p

2p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.53%	0.53%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.17%	0.17%
Total annual fund operating expenses	0.70%	0.95%

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Example
	1 year	3 years	5 years	10 years
Class 1	$72	$224	$390	$871
Class 2	$97	$303	$525	$1,166

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from April 30, 2012 (commencement of operations) through December 31, 2012, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. The Fund can invest in emerging market sovereign debt instruments of any credit quality including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	3p

instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

4p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

PERFORMANCE INFORMATION

The Fund has not had one full calendar year of operations as of the date of this prospectus and therefore performance information is not available.

When available, the Fund intends to compare its performance to the performance of the J.P. Morgan Emerging Markets Bond Index-Global, an unmanaged index, based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jim Carlen, CFA	Portfolio Manager	Co-Manager	2012
Nicholas Pifer, CFA	Portfolio Manager	Co-Manager	2012

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	5p

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to the prospectus that describes your Contract or Qualified Plan for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary’s web site for more information.

6p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund. The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. The Fund can invest in emerging market sovereign debt instruments of any credit quality including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:

•	Analyzing the creditworthiness of emerging market countries;

•

Seeking to evaluate the best relative value opportunities among emerging market countries, by comparing sovereign debt spreads to fundamental creditworthiness and comparing the recent sovereign debt spread relationships among countries to historic relationships; and

•	Seeking to identify emerging markets bonds that can take advantage of attractive local interest rates and provide exposure to undervalued currencies.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The security is overvalued;

•	The security has new credit risks; or

•	The security continues to meet the standards described above.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	7p

objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

8p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	9p

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the Statement of Additional Information (SAI), although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and

10p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semi-annual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	11p

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class 1	0.73%
Class 2	0.98%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

PRIMARY SERVICE PROVIDERS

The Investment Manager, which is also the Fund’s administrator (Administrator), the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The Securities and Exchange Commission (SEC) has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships,

12p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2012.

Portfolio Managers

Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of securities in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jim Carlen, CFA	Portfolio Manager	Co-Manager	2012
Nicholas Pifer, CFA	Portfolio Manager	Co-Manager	2012

Mr. Carlen joined the Investment Manager in 1996. Mr. Carlen began his investment career in 1996 and earned an M.S. from Georgetown University.

Mr. Pifer joined the Investment Manager in 2000. Mr. Pifer began his investment career in 1990 and earned an M.A. from Johns Hopkins University School of Advanced International Studies.

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services. The Fund pays Columbia Management a fee (plus certain out-of-pocket expenses) for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc. (the Distributor). The Distributor, located at 225 Franklin Street, Boston, MA 02110, is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged Boston Financial Data Services (BFDS) as the Fund’s sub-transfer agent to provide various services. Fees paid to the Transfer Agent include reimbursements for certain out-of pocket expenses paid by the Transfer Agent on the Fund’s behalf.

OTHER ROLES AND RELATIONSHIPS OF AMERIPRISE FINANCIAL AND ITS AFFILIATES — CERTAIN CONFLICTS OF INTEREST

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	13p

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and

•

insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund’s shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

CERTAIN LEGAL MATTERS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

14p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Buying and Selling Shares

DESCRIPTION OF THE SHARE CLASSES

Share Class Features

The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%

FUNDamentals

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Distribution and/or Service Fees

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act), the Board has approved, and the Fund has adopted, distribution and/or shareholder servicing plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets for Class 2 shares. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or selling agents for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time.

Selling Agent Compensation

The Distributor and the Investment Manager make payments, from their own resources, to selling agents, including to affiliated and unaffiliated insurance companies (each an intermediary), for marketing/sales support services relating to the Columbia Funds. The amount and computation of such payments varies by Fund, although such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for an intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the intermediary. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such selling agents to offset credits that they may provide to customers. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	15p

Amounts paid by the Distributor and the Investment Manager and their affiliates are paid out of the Distributor’s and the Investment Manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make marketing/sales support payments. Your selling agent may charge you fees and commissions in addition to those described herein. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent may have a conflict of interest or financial incentive with respect to its recommendations regarding the Fund or any Contract that includes the Fund.

BUYING, SELLING AND TRANSFERRING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the

16p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Shareholder Information

Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product.

Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.

Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract or a participant in a Qualified Plan who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your Contract prospectus or Qualified Plan disclosure documents.

You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require untimely dispositions of portfolio securities or large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares — Excessive Trading Practices Policy of Non-Money Market Funds below.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	17p

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Transferring Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

18p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Distributions and Taxes

REINVESTMENTS

All distributions by the Funds are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Potential Conflicts of Interest

The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies and may also be available to Qualified Plans or other eligible investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plans investing in the Fund, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of Trustees of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	19p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

Class 1	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.35
Net realized and unrealized gain	0.80
Total from investment operations	1.15
Less distributions to shareholders from:
Net investment income	(0.27)
Total distributions to shareholders	(0.27)
Net asset value, end of period	$10.88
Total return	11.58%
Ratios to average net assets(b)
Total gross expenses	0.70%	(c)
Total net expenses(d)	0.70%	(c)
Net investment income	5.09%	(c)
Supplemental data
Net assets, end of period (in thousands)	$416,903
Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

20p	COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.32
Net realized and unrealized gain	0.81
Total from investment operations	1.13
Less distributions to shareholders from:
Net investment income	(0.25)
Total distributions to shareholders	(0.25)
Net asset value, end of period	$10.88
Total return	11.42%
Ratios to average net assets(b)
Total gross expenses	0.95%	(c)
Total net expenses(d)	0.95%	(c)
Net investment income	4.64%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND — 2013 PROSPECTUS	21p

For More Information

The Fund is generally available only to the owners of variable annuity contracts and variable life insurance policies issued by participating insurance companies and participants in qualified plans and retirement arrangements. Please refer to the prospectus that describes your annuity contract and/or life insurance policy or the documents that describe your qualified plan and retirement arrangement for information about how to buy, sell and transfer your investment among shares of the Funds.

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

The Fund’s offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through insurance companies or retirement plans.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.

© 2013 Columbia Management Investment Distributors, Inc.

225 Franklin Street, Boston, MA 02110

800.345.6611

S-6536-99 C (5/13)

Columbia Variable Portfolio –

Seligman Global Technology Fund

Prospectus May 1, 2013

There are no exchange ticker symbols associated with shares of the Fund.

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor).

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	3p
Principal Risks	4p
Performance Information	5p
Fund Management	6p
Purchase and Sale of Fund Shares	6p
Tax Information	6p
Payments to Broker-Dealers and Other Financial Intermediaries	6p
More Information About the Fund	7p
Investment Objective	7p
Principal Investment Strategies	7p
Principal Risks	8p
Additional Investment Strategies and Policies	9p
Primary Service Providers	12p
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest	13p
Certain Legal Matters	14p
Buying and Selling Shares	15p
Description of the Share Classes	15p
Buying, Selling and Transferring Shares	16p
Distributions and Taxes	19p
Reinvestments	19p
Taxes	19p
Potential Conflicts of Interest	19p
Financial Highlights	20p

2p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1		Class 2
Management fees	0.95%		0.95%
Distribution and/or service (12b-1) fees	0.00%		0.25%
Other expenses	0.26%		0.26%
Total annual fund operating expenses	1.21%		1.46%
Less: Fee waiver and/or expense reimbursement(a)	(0.21%	)	(0.21%	)
Total annual fund operating expenses after fee waiver and/or expense reimbursement(a)	1.00%		1.25%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.00% for Class 1 and 1.25% for Class 2.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Example
	1 year	3 years	5 years	10 years
Class 1	$102	$363	$645	$1,447
Class 2	$127	$441	$777	$1,728

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund. The Fund generally invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	3p

well as medical, environmental and bio-technology. The Fund may invest in securities of companies domiciled in any country believed to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in companies that have market capitalizations of any size. Securities of large capitalization companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size capitalization, and the Fund may invest in these companies as well.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

4p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

PERFORMANCE INFORMATION

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 1 share performance has varied for each full calendar year shown. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The returns shown do not reflect fees and expenses imposed under your Contract or Qualified Plan, if any, and would be lower if they did.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

	Best: Worst:	1st Quarter 2012 4th Quarter 2008	21.18% –23.40%

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	5p

Average Annual Total Returns (for periods ended December 31, 2012)
	Share Class Inception Date	1 year	5 years	10 years
Columbia Variable Portfolio – Seligman Global Technology Fund
Class 1	5/1/96	7.23%	2.52%	8.97%
Class 2	5/1/00	7.03%	2.26%	8.75%
MSCI World IT Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		13.30%	0.87%	7.66%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Parower, CFA	Portfolio Manager	Lead Manager	2002
Paul Wick	Portfolio Manager	Co-manager	2006
Ajay Diwan	Portfolio Manager	Co-manager	2005
Benjamin Lu	Portfolio Manager	Co-manager	2006

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to the prospectus that describes your Contract or Qualified Plan for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. These distributions may not be taxable to you if you are a holder of a Contract or a Qualified Plan participant; you should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary’s web site for more information.

6p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Only shareholders can change the Fund’s objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund. The Fund generally invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in securities of companies domiciled in any country believed to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in companies that have market capitalizations of any size. Securities of large capitalization companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size capitalization, and the Fund may invest in these companies as well.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

Columbia Management Investment Advisers, LLC (the Investment Manager) seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the Investment Manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities.

In selecting individual securities, the Investment Manager looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;

•	High profit margins;

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);

•	Quality management and equity ownership by executives;

•	Unique competitive advantages (e.g., market share, proprietary products); or

•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	Its target price has been reached;

•	Its earnings are disappointing;

•	Its revenue growth has slowed;

•	Its underlying fundamentals have deteriorated;

•	If the Investment Manager believes that negative country or regional factors may affect a company’s outlook; or

•	To meet cash requirements.

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	7p

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of

8p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies), the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	9p

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds, including the Fund (collectively referred to in this section as Underlying Funds), and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

10p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Investing in Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Fund currently does not participate in the securities lending program, but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semi-annual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Class 1	1.00%
Class 2	1.25%

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	11p

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

PRIMARY SERVICE PROVIDERS

The Investment Manager, which is also the Fund’s administrator (Administrator), the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.

The Securities and Exchange Commission (SEC) has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 0.95% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2012.

Portfolio Managers

Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of securities in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Parower, CFA	Portfolio Manager	Lead Manager	2002
Paul Wick	Portfolio Manager	Co-manager	2006
Ajay Diwan	Portfolio Manager	Co-manager	2005
Benjamin Lu	Portfolio Manager	Co-manager	2006

12p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Richard Parrower is a Portfolio Manager for the Investment Manager. Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Parower was a Managing Director of Seligman. Mr. Parower joined Seligman in 2000. Mr. Parower began his investment career in 1988 and earned a B.A. from Washington University and an M.B.A. from Columbia University.

Paul Wick is a Portfolio Manager for the Investment Manager. Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wick was a Managing Director of Seligman. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.

Ajay Diwan is a Portfolio Manager for the Investment Manager. Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Diwan was a Managing Director of Seligman. Mr. Diwan joined Seligman in 2001. Mr. Diwan began his investment career in 1992 and earned a B.S. from Case Western Reserve University and an M.B.A. from Columbia University.

Benjamin Lu is a Portfolio Manager for the Investment Manager. Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Lu was a Portfolio Manager of Seligman. Mr. Lu joined Seligman in 2005. Mr. Lu began his investment career in 2005 and earned a B.S. from New York University.

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services. The Fund pays Columbia Management a fee (plus certain out-of-pocket expenses) for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc. (the Distributor). The Distributor, located at 225 Franklin Street, Boston, MA 02110, is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged Boston Financial Data Services (BFDS) as the Fund’s sub-transfer agent to provide various services. Fees paid to the Transfer Agent include reimbursements for certain out-of pocket expenses paid by the Transfer Agent on the Fund’s behalf.

OTHER ROLES AND RELATIONSHIPS OF AMERIPRISE FINANCIAL AND ITS AFFILIATES — CERTAIN CONFLICTS OF INTEREST

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	13p

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and

•

insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund’s shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

CERTAIN LEGAL MATTERS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

14p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Buying and Selling Shares

DESCRIPTION OF THE SHARE CLASSES

Share Class Features

The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%

FUNDamentals

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Distribution and/or Service Fees

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act), the Board has approved, and the Fund has adopted, distribution and/or shareholder servicing plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets for Class 2 shares. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or selling agents for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time.

Selling Agent Compensation

The Distributor and the Investment Manager make payments, from their own resources, to selling agents, including to affiliated and unaffiliated insurance companies (each an intermediary), for marketing/sales support services relating to the Columbia Funds. The amount and computation of such payments varies by Fund, although such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for an intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the intermediary. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such selling agents to offset credits that they may provide to customers. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	15p

Amounts paid by the Distributor and the Investment Manager and their affiliates are paid out of the Distributor’s and the Investment Manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make marketing/sales support payments. Your selling agent may charge you fees and commissions in addition to those described herein. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent may have a conflict of interest or financial incentive with respect to its recommendations regarding the Fund or any Contract that includes the Fund.

BUYING, SELLING AND TRANSFERRING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the

16p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Shareholder Information

Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product.

Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.

Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract or a participant in a Qualified Plan who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your Contract prospectus or Qualified Plan disclosure documents.

You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require untimely dispositions of portfolio securities or large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares — Excessive Trading Practices Policy of Non-Money Market Funds below.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	17p

shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Transferring Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This

18p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Distributions and Taxes

REINVESTMENTS

All distributions by the Funds are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Potential Conflicts of Interest

The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies and may also be available to Qualified Plans or other eligible investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plans investing in the Fund, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of Trustees of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS	19p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The information for the most recent fiscal year has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for prior fiscal years has been derived from the financial statements audited by the Fund’s former Independent Registered Public Accounting Firm, Ernst & Young LLP.

	Year Ended December 31,
	2012	2011	2010		2009		2008
Class 1
Per share data
Net asset value, beginning of period	$19.50	$20.69	$17.91		$11.03		$18.46
Income from investment operations:
Net investment loss	(0.05)	(0.05)	(0.10)		(0.19)		(0.21)
Net realized and unrealized gain (loss)	1.46	(1.14)	2.88		7.07		(7.22)
Total from investment operations	1.41	(1.19)	2.78		6.88		(7.43)
Less distributions to shareholders:
Net realized gains	(0.04)	—	—		—		—
Total distributions to shareholders	(0.04)	—	—		—		—
Net asset value, end of period	$20.87	$19.50	$20.69		$17.91		$11.03
Total return	7.23%	(5.75% )	15.52%		62.38%		(40.25% )
Ratios to average net assets(a)
Total gross expenses	1.21%	1.36%	2.84%		3.86%		3.54%
Total net expenses(b)	1.00%	0.99%	1.30%		1.90%		1.90%
Net investment loss	(0.25% )	(0.23% )	(0.57%	)	(1.38%	)	(1.38% )
Supplemental data
Net assets, end of period (in thousands)	$23,922	$25,223	$4,053		$4,022		$2,754
Portfolio turnover	96%	99%	96%		153%		161%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

	Year Ended December 31,
	2012	2011	2010		2009		2008
Class 2
Per share data
Net asset value, beginning of period	$19.07	$20.30	$17.64		$10.88		$18.25
Income from investment operations:
Net investment loss	(0.10)	(0.10)	(0.16)		(0.23)		(0.24)
Net realized and unrealized gain (loss)	1.44	(1.13)	2.82		6.99		(7.13)
Total from investment operations	1.34	(1.23)	2.66		6.76		(7.37)
Less distributions to shareholders:
Net realized gains	(0.04)	—	—		—		—
Total distributions to shareholders	(0.04)	—	—		—		—
Net asset value, end of period	$20.37	$19.07	$20.30		$17.64		$10.88
Total return	7.03%	(6.06% )	15.08%		62.13%		(40.38% )
Ratios to average net assets(a)
Total gross expenses	1.46%	1.59%	3.03%		3.79%		3.71%
Total net expenses(b)	1.25%	1.24%	1.62%		2.15%		2.07%
Net investment loss	(0.48% )	(0.48% )	(0.91%	)	(1.60%	)	(1.55% )
Supplemental data
Net assets, end of period (in thousands)	$68,824	$53,098	$1,883		$2,370		$1,159
Portfolio turnover	96%	99%	96%		153%		161%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

20p	COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND — 2013 PROSPECTUS

For More Information

The Fund is generally available only to the owners of variable annuity contracts and variable life insurance policies issued by participating insurance companies and participants in qualified plans and retirement arrangements. Please refer to the prospectus that describes your annuity contract and/or life insurance policy or the documents that describe your qualified plan and retirement arrangement for information about how to buy, sell and transfer your investment among shares of the Funds.

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

The Fund’s offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through insurance companies or retirement plans.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at sec.gov.You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.

© 2013 Columbia Management Investment Distributors, Inc.

225 Franklin Street, Boston, MA 02110

800.345.6611

SL-9916-99 E (5/13)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Balanced Fund: Class 3

Columbia Variable Portfolio – Cash Management Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Core Equity Fund*: single class of shares

Columbia Variable Portfolio – Diversified Bond Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Dividend Opportunity Fund (formerly Columbia Variable Portfolio – Diversified Equity Income Fund): Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Emerging Markets Bond Fund: Class 1 & Class 2

Columbia Variable Portfolio – Emerging Markets Fund (formerly Columbia Variable Portfolio – Emerging Markets Opportunity Fund): Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Global Bond Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – High Yield Bond Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Income Opportunities Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – International Opportunity Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Large Cap Growth Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Large Core Quantitative Fund (formerly Columbia Variable Portfolio – Dynamic Equity Fund): Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Limited Duration Credit Fund: Class 1 & Class 2

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – S&P 500 Index Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Select Large-Cap Value Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Select Smaller-Cap Value Fund: Class 1, Class 2 & Class 3

Columbia Variable Portfolio – Seligman Global Technology Fund: Class 1 & Class 2

Columbia Variable Portfolio – U.S. Government Mortgage Fund (formerly Columbia Variable Portfolio – Short Duration U.S. Government Fund): Class 1, Class 2 & Class 3

Variable Portfolio – Aggressive Portfolio: Class 2 & Class 4

Variable Portfolio – American Century Diversified Bond Fund: Class 1 & Class 2

Variable Portfolio – American Century Growth Fund: Class 1 & Class 2

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (formerly Columbia Variable Portfolio – Global Inflation Protected Securities Fund): Class 1, Class 2 & Class 3

Variable Portfolio – Columbia Wanger International Equities Fund: Class 1 & Class 2

Variable Portfolio – Columbia Wanger U.S. Equities Fund: Class 1 & Class 2

Variable Portfolio – Conservative Portfolio: Class 2 & Class 4

Variable Portfolio – DFA International Value Fund: Class 1 & Class 2

Variable Portfolio – Eaton Vance Floating-Rate Income Fund: Class 1 & Class 2

Variable Portfolio – Holland Large Cap Growth Fund (formerly Variable Portfolio – Marsico Growth Fund): Class 1 & Class 2

Variable Portfolio – Invesco International Growth Fund: Class 1 & Class 2

Variable Portfolio – J.P. Morgan Core Bond Fund: Class 1 & Class 2

Variable Portfolio – Jennison Mid Cap Growth Fund: Class 1 & Class 2

Variable Portfolio – MFS Value Fund: Class 1 & Class 2

Variable Portfolio – Moderate Portfolio: Class 2 & Class 4

Variable Portfolio – Moderately Aggressive Portfolio: Class 2 & Class 4

Variable Portfolio – Moderately Conservative Portfolio: Class 2 & Class 4

Variable Portfolio – Mondrian International Small Cap Fund: Class 1 & Class 2

Variable Portfolio – Morgan Stanley Global Real Estate Fund: Class 1 & Class 2

Variable Portfolio – NFJ Dividend Value Fund: Class 1 & Class 2

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund: Class 1 & Class 2

Variable Portfolio – Partners Small Cap Growth Fund: Class 1 & Class 2

Variable Portfolio – Partners Small Cap Value Fund: Class 1, Class 2 & Class 3

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund: Class 1 & Class 2

Variable Portfolio – Pyramis® International Equity Fund: Class 1 & Class 2

Variable Portfolio – Sit Dividend Growth Fund (formerly Variable Portfolio – Davis New York Venture Fund): Class 1, Class 2 & Class 3

Variable Portfolio – Victory Established Value Fund (formerly Variable Portfolio – Goldman Sachs Mid Cap Value Fund): Class 1, Class 2 & Class 3

Variable Portfolio – Wells Fargo Short Duration Government Fund: Class 1 & Class 2

*	This Fund is closed to new investors.

Each fund may offer shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the “distributor”). There are no exchange ticker symbols associated with shares of the funds.

This is the Statement of Additional Information (“SAI”) for each of the funds listed above. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus dated the same date as this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to Shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Portfolio of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or call 800.345.6611.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by the distributor. Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, Columbia Management, and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following page.

Fundamental and Nonfundamental Investment Policies	p. 5

Investment Strategies and Types of Investments	p. 9
Information Regarding Risks and Investment Strategies	p. 10
Securities Transactions	p. 50
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 60
Valuing Fund Shares	p. 60
Performance Information	p. 61
Portfolio Holdings Disclosure	p. 62
Proxy Voting	p. 65
Investing in a Fund	p. 68
Capital Loss Carryover	p. 68
Taxes	p. 69
Service Providers	p. 70
Investment Management Services	p. 70

Administrative Services	p. 116
Transfer Agency Services	p. 118
Distribution Services	p. 119
Plan and Agreement of Distribution	p. 119
Additional Selling Agent Payments	p. 120
Custodian Services	p. 122
Board Services Corporation	p. 122
Organizational Information	p. 122
Trustees and Officers	p. 125
Control Persons and Principal Holders of Securities	p. 138
Information Regarding Pending and Settled Legal Proceedings	p. 145
Independent Registered Public Accounting Firm	p. 145
Appendix A: Description of Ratings	p. A-1
Appendix B: Additional Information About S&P 500 Index	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1

List of Tables

1.	Fund Investment Categories	p. 4
2.	Fundamental Policies	p. 5

3.	Investment Strategies and Types of Investments	p. 9
4.	Total Brokerage Commissions	p. 53
5.	Brokerage Directed for Research and Turnover Rates	p. 54
6.	Securities of Regular Brokers or Dealers	p. 56
7.	Capital Loss Carryover	p. 69
8.	Investment Management Services Agreement Fee Schedule	p. 70
9.	Management Fees and Nonadvisory Expenses	p. 75
10.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 77
11.	Subadvisory Fees	p. 79
12.	Portfolio Managers	p. 80

13.	Administrative Services Agreement Fee Schedule	p. 116
14.	Administrative Fees	p. 117
15.	12b-1 Fees	p. 119
16.	Fund History Table	p. 123
17.	Trustees and Officers	p. 126
18.	Trustee Holdings — All Funds	p. 134
19.	Trustee Compensation — All Funds	p. 134
20.	Trustee Compensation — Individual Funds	p. 135
21.	Control Persons and Principal Holders	p. 138

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 1

Throughout this SAI, the funds are referred to as follows:

Columbia Variable Portfolio – Balanced Fund (Balanced)

Columbia Variable Portfolio – Cash Management Fund (Cash Management)

Columbia Variable Portfolio – Core Equity Fund (Core Equity)

Columbia Variable Portfolio – Diversified Bond Fund (Diversified Bond)

Columbia Variable Portfolio – Dividend Opportunity Fund (Dividend Opportunity)

Columbia Variable Portfolio – Emerging Markets Bond Fund (Emerging Markets Bond)

Columbia Variable Portfolio – Emerging Markets Fund (Emerging Markets)

Columbia Variable Portfolio – Global Bond Fund (Global Bond)

Columbia Variable Portfolio – High Yield Bond Fund (High Yield Bond)

Columbia Variable Portfolio – Income Opportunities Fund (Income Opportunities)

Columbia Variable Portfolio – International Opportunity Fund (International Opportunity)

Columbia Variable Portfolio – Large Cap Growth Fund (Large Cap Growth)

Columbia Variable Portfolio – Large Core Quantitative Fund (Large Core Quantitative)

Columbia Variable Portfolio – Limited Duration Credit Fund (Limited Duration Credit)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Mid Cap Growth Opportunity)

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Mid Cap Value Opportunity)

Columbia Variable Portfolio – S&P 500 Index Fund (S&P 500 Index)

Columbia Variable Portfolio – Select Large-Cap Value Fund (Select Large-Cap Value)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Select Smaller-Cap Value)

Columbia Variable Portfolio – Seligman Global Technology Fund (Seligman Global Technology)

Columbia Variable Portfolio – U.S. Government Mortgage Fund (U.S. Government Mortgage)

Variable Portfolio – Aggressive Portfolio (Aggressive Portfolio)

Variable Portfolio – American Century Diversified Bond Fund (American Century Diversified Bond)

Variable Portfolio – American Century Growth Fund (American Century Growth)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (BlackRock Global Inflation-Protected Securities)

Variable Portfolio – Columbia Wanger International Equities Fund (Columbia Wanger International Equities)

Variable Portfolio – Columbia Wanger U.S. Equities Fund (Columbia Wanger U.S. Equities)

Variable Portfolio – Conservative Portfolio (Conservative Portfolio)

Variable Portfolio – DFA International Value Fund (DFA International Value)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Eaton Vance Floating-Rate Income)

Variable Portfolio – Holland Large Cap Fund (Holland Large Cap)

Variable Portfolio – Invesco International Growth Fund (Invesco International Growth)

Variable Portfolio – J.P. Morgan Core Bond Fund (J.P. Morgan Core Bond)

Variable Portfolio – Jennison Mid Cap Growth Fund (Jennison Mid Cap Growth)

Variable Portfolio – MFS Value Fund (MFS Value)

Variable Portfolio – Moderate Portfolio (Moderate Portfolio)

Variable Portfolio – Moderately Aggressive Portfolio (Moderately Aggressive Portfolio)

Variable Portfolio – Moderately Conservative Portfolio (Moderately Conservative Portfolio)

Variable Portfolio – Mondrian International Small Cap Fund (Mondrian International Small Cap)

Variable Portfolio – Morgan Stanley Global Real Estate Fund (Morgan Stanley Global Real Estate)

Variable Portfolio – NFJ Dividend Value Fund (NFJ Dividend Value)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (Nuveen Winslow Large Cap Growth)

Variable Portfolio – Partners Small Cap Growth Fund (Partners Small Cap Growth)

Variable Portfolio – Partners Small Cap Value Fund (Partners Small Cap Value)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (PIMCO Mortgage-Backed Securities)

Variable Portfolio – Pyramis International Equity Fund (Pyramis International Equity)

Variable Portfolio – Sit Dividend Growth Fund (Sit Dividend Growth)

Variable Portfolio – Victory Established Value Fund (Victory Established Value)

Variable Portfolio – Wells Fargo Short Duration Government Fund (Wells Fargo Short Duration Government)

The table that follows lists each fund’s investment category. The information can be used to identify groups of funds that are referenced throughout this SAI. All funds have a fiscal year end of December 31.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 3

Table 1. Fund Investment Categories

Fund	Fund Investment Category
Aggressive Portfolio	Fund-of-funds – Equity
American Century Diversified Bond	Fixed Income
American Century Growth	Equity
Balanced	Flexible
BlackRock Global Inflation-Protected Securities	Fixed Income
Cash Management	Money Market
Columbia Wanger International Equities	Equity
Columbia Wanger U.S. Equities	Equity
Conservative Portfolio	Fund-of-funds – Fixed Income
Core Equity	Equity
DFA International Value	Equity
Diversified Bond	Fixed Income
Dividend Opportunity	Equity
Eaton Vance Floating-Rate Income	Fixed Income
Emerging Markets	Equity
Emerging Markets Bond	Fixed Income
Global Bond	Fixed Income
High Yield Bond	Fixed Income
Holland Large Cap Growth	Equity
Income Opportunities	Fixed Income
International Opportunity	Equity
Invesco International Growth	Equity
J.P. Morgan Core Bond	Fixed Income
Jennison Mid Cap Growth	Equity
Large Cap Growth	Equity
Large Core Quantitative	Equity
Limited Duration Credit	Fixed Income
MFS Value	Equity
Mid Cap Growth Opportunity	Equity
Mid Cap Value Opportunity	Equity
Moderate Portfolio	Fund-of-funds – Equity
Moderately Aggressive Portfolio	Fund-of-funds – Equity
Moderately Conservative Portfolio	Fund-of-funds – Fixed Income
Mondrian International Small Cap	Equity
Morgan Stanley Global Real Estate	Equity
NFJ Dividend Value	Equity
Nuveen Winslow Large Cap Growth	Equity
Partners Small Cap Growth	Equity
Partners Small Cap Value	Equity
PIMCO Mortgage-Backed Securities	Fixed Income
Pyramis International Equity	Equity
S&P 500 Index	Equity
Select Large-Cap Value	Equity
Select Smaller-Cap Value	Equity
Seligman Global Technology	Equity
Sit Dividend Growth	Equity
U.S. Government Mortgage	Fixed Income
Victory Established Value	Equity
Wells Fargo Short Duration Government	Fixed Income

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 4

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool. For fund-of-funds investing in Underlying Funds, the Underlying Funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the Underlying Funds may permit a fund-of-fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund-of-funds investment policies.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Buy more than 5% of an issuer	E Lending	F Act as an underwriter	G Borrow money	H Issue Senior Securities	I Concentration
Aggressive Portfolio	A1	B4	C3	C3	E1	F1	G1	H1	I1
American Century Diversified Bond	A1	B4	C3	C3	E1	F1	G1	H1	I1
American Century Growth	A1	B4	C3	C3	E1	F1	G1	H1	I1
Balanced	A1	B1	C1	D1	E1	F1	G1	H1	I1
BlackRock Global Inflation-Protected Securities	A1	B1	—	—	E1	F1	G1	H1	I1
Cash Management	A2	A2	C1	D1	E1	F1	G1	H1	—
Columbia Wanger International Equities	A1	B4	C3	C3	E1	F1	G1	H1	I1
Columbia Wanger U.S. Equities	A1	B4	C3	C3	E1	F1	G1	H1	I1
Conservative Portfolio	A1	B4	C3	C3	E1	F1	G1	H1	I1
Core Equity	A1	B1	C1	D1	E1	F1	G1	H1	I1
DFA International Value	A1	B4	C3	C3	E1	F1	G1	H1	I1
Diversified Bond	A1	B1	C1	D1	E1	F1	G1	H1	I1
Dividend Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Eaton Vance Floating-Rate Income	A1	B4	C3	C3	E1	F1	G1	H1	I1
Emerging Markets	A1	B1	C1	D1	E1	F1	G1	H1	I1
Emerging Markets Bond	A1	B5	—-	—-	E1	F1	G1	H1	I3
Global Bond	A1	B1	C1	—	E1	F1	G1	H1	I1
High Yield Bond	A1	B1	C1	D1	E1	F1	G1	H1	I1
Holland Large Cap Growth	A1	B4	C3	C3	E1	F1	G1	H1	I1
Income Opportunities	A1	B1	C1	D1	E1	F1	G1	H1	I1
International Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Invesco International Growth	A1	B4	C3	C3	E1	F1	G1	H1	I1
J.P. Morgan Core Bond	A1	B4	C3	C3	E1	F1	G1	H1	I1
Jennison Mid Cap Growth	A1	B4	C3	C3	E1	F1	G1	H1	I1
Large Cap Growth	A1	B1	C1	D1	E1	F1	G1	H1	I1

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 5

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Buy more than 5% of an issuer	E Lending	F Act as an underwriter	G Borrow money	H Issue Senior Securities	I Concentration
Large Core Quantitative	A1	B1	C1	D1	E1	F1	G1	H1	I1
Limited Duration Credit	A1	B4	C3	C3	E1	F1	G1	H1	I1
MFS Value	A1	B4	C3	C3	E1	F1	G1	H1	I1
Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Mid Cap Value Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Moderate Portfolio	A1	B4	C3	C3	E1	F1	G1	H1	I1
Moderately Aggressive Portfolio	A1	B4	C3	C3	E1	F1	G1	H1	I1
Moderately Conservative Portfolio	A1	B4	C3	C3	E1	F1	G1	H1	I1
Mondrian International Small Cap	A1	B4	C3	C3	E1	F1	G1	H1	I1
Morgan Stanley Global Real Estate*	A1	B4	C3	C3	E1	F1	G1	H1	I4
NFJ Dividend Value	A1	B4	C3	C3	E1	F1	G1	H1	I1
Nuveen Winslow Large Cap Growth	A1	B4	C3	C3	E1	F1	G1	H1	I1
Partners Small Cap Growth	A1	B4	C3	C3	E1	F1	G1	H1	I1
Partners Small Cap Value	A1	B2	C1	D1	E1	F1	G1	H1	I1
PIMCO Mortgage-Backed Securities	A1	B4	C3	C3	E1	F1	G1	H1	I1
Pyramis International Equity	A1	B4	C3	C3	E1	F1	G1	H1	I1
S&P 500 Index	A1	B1	C1	D1	E1	F1	G1	H1	I1
Select Large-Cap Value	A1	B2	C1	D1	E1	F1	G1	H1	I1
Select Smaller-Cap Value	A1	B1	C1	D1	E1	F1	G1	H1	I1
Seligman Global Technology	A3	B3	C2	C2	E2	F2	G2	G2	I2
Sit Dividend Growth	A1	B2	C1	D1	E1	F1	G1	H1	I1
U.S. Government Mortgage	A1	B1	C1	D1	E1	F1	G1	H1	I1
Victory Established Value	A1	B2	C1	D1	E1	F1	G1	H1	I1
Wells Fargo Short Duration Government	A1	B4	C3	C3	E1	F1	G1	H1	I1

*	Effective May 8, 2013, the fund is reclassified as a diversified fund.

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except the fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

B.	Buy or sell physical commodities
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 6

	B4 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B5 –	The fund will not buy or sell commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from transacting in derivative instruments relating to commodities, including but not limited to, buying or selling options, swap contracts or futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, commodities.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation.

	C2 –	The fund will not make any investment inconsistent with the fund’s classification as a diversified company under the 1940 Act.

	C3 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation.

E.	Lending
	E1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

	E2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

F.	Act as an underwriter
	F1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	F2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio securities or in connection with investments in other investment companies.

G.	Borrow Money
	G1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

	G2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exceptions therefrom which may be granted by the SEC. For borrowing, the 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

H.	Issue senior securities
	H1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 7

I.	Concentration
	I1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

I2 –

The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	I3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	I4 –	The fund will not invest more than 25% of the market value of its total assets in the securities of issuers in any particular industry, except the fund will invest more than 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

In addition to the policies described above and any fundamental policy described in the prospectus:

Additionally for Cash Management, the fund will not:

•	Buy on margin or sell short or deal in options to buy or sell securities.

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

•

Intentionally invest more than 25% of the fund’s assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

Additionally for Seligman Global Technology, the fund will not:

•

Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

For all funds:

•

The fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the fund are held by such other fund, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For funds other than Cash Management:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For Cash Management:

•	No more than 10% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds EXCEPT Fund-of-funds, Cash Management, Columbia Wanger International Equities, DFA International Value, Emerging Markets, Global Bond, BlackRock Global Inflation-Protected Securities, International Opportunity, Invesco International Growth, Pyramis International Equity, Mondrian International Small Cap, Morgan Stanley Global Real Estate and S&P 500 Index:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.*

* For Balanced and Nuveen Winslow Large Cap Growth, the 20% limitation stated in the prospectus is an investment policy.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 8

For Seligman Global Technology:

•

The fund will not invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit the fund from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

•

The fund will not purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as permissible under applicable statutes, rule ad regulations.

•

The fund will not invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the fund in units or attached to securities may be deemed to have been purchased without cost.

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment Strategy	Equity	Fixed Income	Flexible	Fund-of-funds	Money Market
Agency and government securities	—	—	—	—	—
Borrowing	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—
Collateralized bond obligations	—	—	—	—	—
Commercial paper	—	—	—	—	—
Common stock	—	— A	—	—	—
Convertible securities	—	—	—	—	—
Corporate bonds	—	—	—	—	B
Debt obligations	—	—	—	—	—
Depositary receipts	—	— C	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—
Floating rate loans	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—
Foreign securities	—	—	—	—	—
Funding agreements	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—
Illiquid and restricted securities	—	—	—	—	—
Indexed securities	—	—	—	—	—
Inflation protected securities	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—
Inverse floaters	D	—	—	—	—
Investment companies	—	—	—	—	—
Lending of portfolio securities	—	—	—	—	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 9

Investment Strategy	Equity	Fixed Income	Flexible	Fund-of-funds	Money Market
Loan participations	—	—	—	—	—
Mortgage- and asset-backed securities	— E	—	—	—	—
Mortgage dollar rolls	F	—	—	—	—
Municipal obligations	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—
Preferred stock	—	— G	—	—	—
Real estate investment trusts	—	—	—	—	—
Repurchase agreements	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—
Short sales	H	H	H	H	—
Sovereign debt	—	—	—	—	—
Structured investments	—	—	—	—	—
Swap agreements	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—
Warrants	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—

A.	The following funds are not authorized to invest in common stock: U.S. Government Mortgage.

B.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

C.	The following funds are not authorized to invest in depositary receipts: U.S. Government Mortgage.

D.	The following funds are authorized to invest in inverse floaters: Large Core Quantitative.

E.	The following funds are not authorized to invest in mortgage- and asset-backed securities: S&P 500 Index and Select Smaller-Cap Value.

F.	The following funds are authorized to invest in mortgage dollar rolls: Core Equity and Large Core Quantitative.

G.	The following funds are not authorized to invest in preferred stock: U.S. Government Mortgage.

H.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds, and the fund’s allocations thereto, may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 10

Asset-Backed Securities Risk. The value of the fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Changing Distribution Levels Risk. The amount of the distributions paid by the fund generally depends on the amount of interest and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the fund receives from its investments decline.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. In managing the fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 11

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. A fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Derivatives Risk/Commodity-Linked Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 12

securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 13

hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 14

changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 15

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dividend and Income Risk. The income shareholders receive from the fund is based primarily on dividends and interest it earns from its investments as well as gains the fund receives from selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from an fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by an fund’s may reduce the dividends paid on such securities.

Dollar Rolls Risk. Dollar rolls are transactions in which the fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the fund’s portfolio turnover rate. If the fund reinvests the proceeds of the security sold, the fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Equity-Linked Notes Risk. Investments in ELNs have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer of the ELNs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”), and concentration risk. In general, an investor in an ELN, such as a Fund, has the same market risk as an investor in the Underlying Equity. The liquidity of an ELN that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity.

The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

In addition, because ELNs are often unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELN. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELN. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELNs and computing the Fund’s net asset value.

Price movements of an ELN will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Fund’s portfolio managers are incorrect in their expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELN.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 16

conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 17

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Industry Concentration Risk. Investments that are concentrated in a particular issuer will make the fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate charges also may increase payments of debt obligations, which in turn, would increase prepayment risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 18

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The fund and its shareholders indirectly bear a portion of the expenses of such funds in which the fund invests. These transactions might also result in higher brokerage, tax or other costs for the fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the fund to underperform other mutual funds if that style falls out of favor with the market.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the fund to lose money by investing in money market funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the fund’s prospectus in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the fund.” By investing in a money market fund, the fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the fund invests in instruments such as derivatives, the fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the fund’s investments in derivatives.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 19

Money Market Fund Risk. An investment in the fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the fund. The fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the fund, making capital infusions into or entering into a capital support agreement with the fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders (ii) insufficient levels of cash in the fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the fund buys and sells portfolio securities, the fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the fund and cause the net asset value of fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of fund shares to fall below $1.00 per share.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the net asset value of fund shares to fall below $1.00 per share. In such cases, the fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the fund to maintain a constant net asset value of $1.00 per share.

Multi-Adviser Risk. The fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 20

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Rule 144A Securities Risk. Certain of the funds may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”), which are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, a fund’s holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in buying them. A fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region,

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 21

industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger capitalization companies. Additionally, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger capitalization companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risks of Foreign/Emerging Markets Investing.

Special Situations Risk

Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 22

The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Varying Distribution Levels Risk. The amount of the distributions paid by the fund generally depends on the amount of income and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the fund receives from its investments decline.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 23

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Borrowing Risk and Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 24

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 25

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in the underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 26

referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars (see Swaption Transaction under Swap Agreements, below), and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 27

daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures or inflation indices or rates.

Commodity-Linked Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset or currency at a future time at a specified price. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin, as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio investments. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.

A fund can hold a portion of its investments in commodity-linked futures contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The purchase or sale of a futures contract by a fund differs from the purchase or sale of a security or option in that no price or premium is paid or received. Rather, upon entering into a futures transaction for contracts that cash settle, the fund will be required, as security for its obligations under the contract, to deposit with the futures commission merchant (the “futures broker”) an initial margin payment, consisting of cash, U.S. Government securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the futures contract is traded and may, from time to time, be modified. In addition, the futures broker may establish margin deposit requirements in excess of those required by the exchange. Initial margin payments will be deposited with the fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional amount of the futures contract. Notwithstanding the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 28

foregoing, with respect to futures contracts that do not cash settle, a fund may be required to set aside liquid assets equal to the full notional value of the futures contract while the position is open.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, futures contracts are typically replaced as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the fund does not expect to engage in physical settlement of commodities futures.

The loss that may be incurred by a fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value (NAV). Additionally, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a fund’s commodity-linked investments to greater volatility than investments in traditional securities. See “Commodity Risk,” under “RISKS,” above.

Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions. Furthermore, as noted above, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures contracts and options thereon which are purchased or sold on on-US commodities exchanges may have greater price volatility than their US counterparts. In addition, brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Neither the CFTC, National Futures Association, SEC or any domestic exchange regulates activities of any foreign exchange or boards of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or option transaction occurs. For these reasons, a fund’s investment in foreign futures or foreign options transactions may not be

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 29

provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (the “CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits made in furtherance of transactions through the broker.

Commodity-Linked Structured Notes. Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

A fund may negotiate with the issuer to modify specific terms and features to tailor the note to the fund’s investment needs. For example, the fund can negotiate to extend or shorten the maturity of a commodity-linked note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate. In that regard, commodity-linked structure notes may be principally protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked structured note is linked declines over the life of the note, a fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, a fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The portfolio manager(s)’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, a fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

A fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or options contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked structured notes that a fund may invest in may have no principal protection and thus, the note could lose all of its value. In deciding to purchase a note without principal protection, the portfolio manager(s) may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the portfolio manager(s) believes are relevant.

A significant risk of commodity-linked structured notes is counterparty risk. A fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. See “Derivatives Risk — Commodity-Linked Structured Notes” above.

Certain structured notes and swap agreements may be exempt from provisions of the CEA and therefore, are not regulated as commodity interests under the CEA, pursuant to regulations approved by the CFTC. These are referred to as “qualifying hybrid instruments” and must meet certain specific legal requirements. To qualify for this exemption, a structured note or swap agreements must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 30

company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible structured note or swap transaction must meet three conditions. First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms. Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A fund may invest in commodity-linked notes that are excluded from regulation under the CEA and the rules thereunder to the extent necessary for the fund not to be considered a “commodity pool.” Although a fund may invest up to 100% of its total assets in commodity-linked structured notes that are considered to be “qualifying hybrid instruments,” from time to time it may invest a portion of its assets in commodity-linked notes and other commodity-linked derivatives that do not qualify for exemption from regulation under the CEA.

Commodity-Linked Swaps. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commodity-linked swaps include: Counterparty Risk, Credit Risk and Liquidity Risk.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

CFTC Regulation. Effective January 1, 2013, certain funds in the Fund Family no longer qualify for an exemption from registration as a commodity pool under CFTC Rule 4.5. Accordingly, each such fund is a commodity pool under the CEA and the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to those funds effective January 1, 2013. Unless the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on these funds is uncertain. Compliance with the CFTC’s new regulatory requirements could increase fund expenses, adversely affecting a fund’s total return.

Each of the Funds listed on the cover of this SAI is deemed not to be a commodity pool under the CEA and has filed a notice of exclusion under Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a commodity

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 31

pool operator under the CEA with respect to these funds. To remain eligible for the exclusion, each of the funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps truncations. In the even that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a commodity pool operator with the CFTC with respect to that fund. The Investment Manager’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of a fund’s investments in commodity interests, the purpose of such investments and the manner in which the fund holds out its use of commodity interests. Each such fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 32

every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the Fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the Fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the Prospectus.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may declared on the common stock.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The fund’s ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 33

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 34

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 35

contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

The funds may also invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 36

to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 37

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations.

The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 38

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 39

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 40

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The fund is also subject to the risk associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to 33%, or such lower percentage specified by the fund or investment manager of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 41

a conflict of interest between the Lending Agent (or its affiliates) and the fund with respect to the management of such collateral. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

The funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 42

originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 43

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 44

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain to the fund, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 45

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Inflation Rate Swaps. An inflation, or Consumer Price Index (CPI), swap is a fixed maturity, over-the-counter derivative in which one party receives the “realized” rate of inflation as measured by the CPI or another inflation index over the life of the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 46

swap. The other party, in turn, pays a fixed annualized rate of return over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are often structured in “bullet” format, where all cash flows are exchanged at maturity. Inflation swaps may be less liquid than interest rate swaps.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts. Similar transactions can be entered into with respect to inflation rates such as the Consumer Price Index.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 47

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk. (For more information concerning commodity-linked swaps, please see “Derivatives-Commodity-Linked Swaps” above).

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 48

structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 49

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

To the extent a fund invests its assets in underlying funds, the fund will not pay any commissions for purchases and sales.

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 50

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 51

may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the funds, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 52

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2012		2011	2010
Aggressive Portfolio	$0		$0	$5	(a)
American Century Diversified Bond	276		0	0	(a)
American Century Growth	893,672		1,124,950	808,470	(a)
Balanced	410,608		664,792	312,914
BlackRock Global Inflation-Protected Securities	61,023		62,074	117,645
Cash Management	0		0	0
Columbia Wanger International Equities	578,358		551,674	462,532	(a)
Columbia Wanger U.S. Equities	426,589		275,930	368,674	(a)
Conservative Portfolio	0		0	3	(a)
Core Equity	9,954		24,088	58,040
DFA International Value	299,856		2,472,812	959,295	(a)
Diversified Bond	128,252		134,331	163,828
Dividend Opportunity	2,701,264		1,502,019	1,664,250
Eaton Vance Floating-Rate Income	0		0	0	(a)
Emerging Markets	4,609,042		3,665,627	2,681,293
Emerging Markets Bond	0	(b)	N/A	N/A
Global Bond	89,372		80,035	15,261
High Yield Bond	590		0	0
Holland Large Cap Growth	1,647,425		1,441,486	887,207	(a)
Income Opportunities	0		0	0
International Opportunity	700,853		918,156	1,047,089
Invesco International Growth	1,417,619		1,603,074	1,053,921	(a)
J.P. Morgan Core Bond	0		0	0	(a)
Jennison Mid Cap Growth	673,413		704,997	645,345	(a)
Large Cap Growth	315,682		389,658	653,834
Large Core Quantitative	252,900		200,789	428,231
Limited Duration Credit	105,536		116,114	39,903	(a)
MFS Value	432,122		423,186	872,473	(a)
Mid Cap Growth Opportunity	706,739		1,099,423	1,157,042
Mid Cap Value Opportunity	928,328		695,827	1,000,803
Moderate Portfolio	0		0	0	(a)
Moderately Aggressive Portfolio	0		0	0	(a)
Moderately Conservative Portfolio	0		0	0	(a)
Mondrian International Small Cap	81,612		107,184	176,309	(a)
Morgan Stanley Global Real Estate	420,000		296,794	290,950	(a)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 53

Total Brokerage Commissions
Fund	2012	2011	2010
NFJ Dividend Value	$1,163,079	$908,741	$1,366,690	(a)
Nuveen Winslow Large Cap Growth	1,160,512	1,063,766	1,376,191	(a)
Partners Small Cap Growth	959,931	961,677	828,236	(a)
Partners Small Cap Value	1,654,607	1,712,803	2,185,780
PIMCO Mortgage-Backed Securities	0	82	2,560	(a)
Pyramis International Equity	1,745,815	1,698,582	1,208,580	(a)
S&P 500 Index	3,243	5,225	48,972
Select Large-Cap Value	568,572	21,304	9,723
Select Smaller-Cap Value	40,857	79,545	24,965
Seligman Global Technology	182,409	179,470	16,700
Sit Dividend Growth	748,554	366,732	1,113,702
U.S. Government Mortgage	22,750	18,375	22,370
Victory Established Value	1,403,276	1,383,150	1,171,537
Wells Fargo Short Duration Government	0	0	0	(a)

(a)	For the period from May 7, 2010 (when the fund became available) to Dec. 31, 2010.
(b)	For the period from April 30, 2012 (when the fund became available) to Dec. 31, 2012.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage Directed for Research*
	Amount of Transactions	Amount of Commissions Imputed or Paid	Turnover Rates
Fund	2012	2012	2012		2011
Aggressive Portfolio	$0	$0	12%		6%
American Century Diversified Bond	0	0	131	(a)	85
American Century Growth	0	0	80		96
Balanced	394,312,055	210,037	127	(a)	192	(a)
BlackRock Global Inflation-Protected Securities	0	0	61		66
Cash Management	0	0	N/A		N/A
Columbia Wanger International Equities	8,431,740	12,148	41		32
Columbia Wanger U.S. Equities	74,552,978	55,331	29		18
Conservative Portfolio	0	0	10		14
Core Equity	7,538,301	5,223	79		52
DFA International Value	523,721,403	56,126	16		104
Diversified Bond	0	0	198	(a)	330	(a)
Dividend Opportunity	1,077,719,735	846,113	64		41
Eaton Vance Floating-Rate Income	0	0	41		46
Emerging Markets	987,488,251	2,158,912	150		100

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 54

	Brokerage Directed for Research*
	Amount of Transactions	Amount of Commissions Imputed or Paid	Turnover Rates
Fund	2012	2012	2012		2011
Emerging Markets Bond	$0	$0	21	%(b)	N/A
Global Bond	0	0	42		50%
High Yield Bond	0	0	75		76
Holland Large Cap Growth	1,119,796,997	243,666	81		71
Income Opportunities	0	0	68		66
International Opportunity	441,591,766	626,571	66		64
Invesco International Growth	0	0	28		24
J.P. Morgan Core Bond	0	0	14		21
Jennison Mid Cap Growth	182,837,622	99,561	47		44
Large Cap Growth	257,019,999	161,788	102		104
Large Core Quantitative	126,985,827	93,435	87		57
Limited Duration Credit	0	0	117		94
MFS Value	578,975,790	388,296	15		15
Mid Cap Growth Opportunity	192,921,094	117,869	134		165
Mid Cap Value Opportunity	195,985,994	222,357	53		59
Moderate Portfolio	0	0	12		3
Moderately Aggressive Portfolio	0	0	13		6
Moderately Conservative Portfolio	0	0	8		3
Mondrian International Small Cap	136,925,229	22,720	17		21
Morgan Stanley Global Real Estate	287,530,125	233,029	31		18
NFJ Dividend Value	143,361,206	176,157	42		32
Nuveen Winslow Large Cap Growth	99,073,409	66,576	63		47
Partners Small Cap Growth	275,136,588	326,634	70		67
Partners Small Cap Value	195,154,161	214,316	60		58
PIMCO Mortgage-Backed Securities	0	0	1,142	(c)	1,618	(c)
Pyramis International Equity	1,217,189,450	1,576,718	66		63
S&P 500 Index	0	0	4		4
Select Large-Cap Value	202,295,284	162,390	17		25
Select Smaller-Cap Value	720,645	671	6		13
Seligman Global Technology	33,569,644	34,975	96		99
Sit Dividend Growth	1,487,798,869	241,341	85		21
U.S. Government Mortgage	0	0	238	(a)	92	(a)
Victory Established Value	849,077,553	749,376	151		76
Wells Fargo Short Duration Government	0	0	356		529

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.

(a)

A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 55

characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(b)	For the period from April 30, 2012 (when the fund became available) to Dec. 31, 2012.

(c)	The fund’s portfolio turnover rate includes forward contracts in the “to be announced” (TBA) market.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
Aggressive Portfolio	None	N/A
American Century Diversified Bond	Bear Stearns Adjustable Rate Mortgage Trust	$1,849,759
	Bear Stearns Commercial Mortgage Securities	1,339,686
	Citigroup, Inc.	21,482,659
	Citigroup/Deutsche Bank Commercial Mortgage Trust	4,523,989
	Citigroup Mortgage Loan Trust, Inc.	3,480,092
	Credit Suisse	4,823,470
	CS First Boston Mortgage Securities Corp.	6,783,755
	GS Mortgage Securities Corp. II	29,302,683
	The Goldman Sachs Group, Inc.	21,772,677
	Jefferies Group, Inc. (subsidiary)	1,365,000
	JPMorgan Chase & Co.	15,507,655
	JPMorgan Chase Bank	4,869,615
	JPMorgan Mortgage Trust	5,837,926
	LB-UBS Commercial Mortgage Trust	42,438,050
	Morgan Stanley	14,484,912
	Morgan Stanley ABS Capital I	7,848,971
	Morgan Stanley Capital I	7,097,409
	PNC Bank NA	3,249,941
	PNC Funding Corp.	698,682
American Century Growth	None	N/A
Balanced	None	N/A
BlackRock Global Inflation-Protected Securities	None	N/A
Cash Management	None	N/A
Columbia Wanger International Equities	None	N/A
Columbia Wanger U.S. Equities	Eaton Vance Corp.	3,822,000
Conservative Portfolio	None	N/A
Core Equity	Citigroup, Inc.	4,446,544
	JPMorgan Chase & Co.	5,760,070
DFA International Value	Credit Suisse Group AG	12,085,791

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 56

Fund	Issuer	Value of securities owned at end of fiscal period
Diversified Bond	Bear Stearns Commercial Mortgage Securities	$20,644,639
	Citigroup, Inc.	12,649,582
	Citigroup Commercial Mortgage Trust	6,827,589
	Citigroup/Deutsche Bank Commercial Mortgage Trust	31,173,850
	Citigroup Mortgage Loan Trust, Inc.	14,522,656
	Citigroup Capital XIII	25,188,817
	Credit Suisse Mortgage Capital Certificates	28,352,818
	Credit Suisse First Boston Mortgage Securities Corp.	7,494,233
	E*TRADE Financial Corp.	466,375
	Eaton Vance Corp.	2,774,996
	GS Mortgage Securities Corp II	23,648,836
	Jefferies & Co., Inc.	1,923,238
	JPMorgan Chase & Co.	36,176,207
	JPMorgan Chase Commercial Mortgage Securities	76,684,511
	JPMorgan Mortgage Acquisition Corp.	884,436
	JPMorgan Alternative Loan Trust	484,530
	JPMorgan Chase Capital XXI	8,800,762
	JPMorgan Chase Capital XXIII	10,578,198
	LB-UBS Commercial Mortgage Trust	71,222,385
	Merrill Lynch & Co., Inc.	6,502,688
	Merrill Lynch/Countrywide Commercial Mortgage Trust	12,490,274
	Morgan Stanley	540,015
	Morgan Stanley Capital I Trust	2,762,840
	Morgan Stanley Capital I, Inc.	49,140,084
	Morgan Stanley, Dean Witter Capital I	416,813
	Morgan Stanley Reremic Trust	62,563,861
	Nuveen Investments, Inc.	832,371
	PNC Financial Services Group, Inc.	16,723,678
Dividend Opportunity	Citigroup, Inc.	43,486,077
	The Goldman Sachs Group, Inc.	29,853,249
	JPMorgan Chase & Co.	71,227,487
Eaton Vance Floating-Rate Income	Nuveen Investments, Inc.	7,853,329
Emerging Markets	None	N/A
Emerging Markets Bond	Morgan Stanley	1,135,514
Global Bond	Citigroup, Inc.	2,951,246
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,495,242
	Credit Suisse First Boston Mortgage Securities Corp.	50,746
	E*TRADE Financial Corp.	198,850
	The Goldman Sachs Group, Inc.	8,305,511
	JPMorgan Chase (subsidiary)	2,599,954
	JPMorgan Chase & Co.	9,556,036
	LB-UBS Commercial Mortgage Trust	1,976,642
	Morgan Stanley	10,750,220
	Morgan Stanley Capital I	2,888,057
	Morgan Stanley Reremic Trust	2,100,114

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 57

Fund	Issuer	Value of securities owned at end of fiscal period
High Yield Bond	E*TRADE Financial Corp.	$726,725
	Nuveen Investments, Inc.	2,782,627
Holland Large Cap Growth	Citigroup, Inc.	37,603,956
Income Opportunities	E*TRADE Financial Corp.	2,878,200
International Opportunity	None	N/A
Invesco International Growth	None	N/A
J.P. Morgan Core Bond	Bear Stearns Adjustable Rate Mortgage Trust	236,323
	Bear Stearns Alt-A Trust	591,932
	Bear Stearns Asset-Backed Securities Trust	981,111
	Bear Stearns Commercial Mortgage Securities	1,449,512
	Chase Mortgage Finance Corp.	3,856,310
	Chase Funding Mortgage Loan Asset Backed	2,684,954
	Citigroup, Inc.	13,623,708
	Citigroup Commercial Mortgage Trust	2,179,300
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,994,812
	Citigroup Mortgage Loan Trust, Inc.	25,525,410
	Credit Suisse Mortgage Capital Certificates	25,451,818
	Credit Suisse First Boston Mortgage Securities Corp.	7,565,950
	GS Mortgage Securities Corp. II	2,647,970
	The Goldman Sachs Group, Inc.	14,198,267
	Jefferies Group, Inc. (subsidiary)	2,615,863
	JPMorgan Chase Commercial Mortgage Securities	6,870,745
	JPMorgan Mortgage Trust	3,373,037
	LB-UBS Commercial Mortgage Trust	2,085,668
	Merrill Lynch & Co., Inc.	7,819,182
	Merrill Lynch Mortgage Trust	1,087,265
	Merrill Lynch Mortgage Investors Inc.	1,361,608
	Morgan Stanley	9,729,507
	Morgan Stanley Capital I	3,877,462
	Morgan Stanley Mortgage Loan Trust	1,086,549
	Morgan Stanley Remeric Trust	15,055,085
	PNC Bank NA	1,249,105
	PNC Funding Corp.	2,085,631
	The Charles Schwab Corp.	324,066
Jennison Mid Cap Growth	Eaton Vance Corp.	11,579,482
Large Cap Growth	Citigroup, Inc.	2,185,730
Large Core Quantitative	Citigroup, Inc.	26,877,064
	JPMorgan Chase & Co.	38,337,443
Limited Duration Credit	Morgan Stanley	8,247,665
MFS Value	Franklin Resources, Inc.	12,114,966
	The Goldman Sachs Group, Inc.	47,119,516
	JPMorgan Chase & Co.	64,446,961
	PNC Financial Services Group, Inc.	12,637,118
Mid Cap Growth Opportunity	Affiliated Managers Group, Inc.	5,386,648
Mid Cap Value Opportunity	Citigroup, Inc.	1,480,454

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 58

Fund	Issuer	Value of securities owned at end of fiscal period
Moderate Portfolio	None	N/A
Moderately Aggressive Portfolio	None	N/A
Moderately Conservative Portfolio	None	N/A
Mondrian International Small Cap	None	N/A
Morgan Stanley Global Real Estate	None	N/A
NFJ Dividend Value	JPMorgan Chase & Co.	$73,830,027
	PNC Financial Services Group, Inc.	38,257,191
Nuveen Winslow Large Cap Growth	Franklin Resources, Inc.	26,535,270
Partners Small Cap Growth	Eaton Vance Corp.	9,703,867
Partners Small Cap Value	None	N/A
PIMCO Mortgage-Backed Securities	Credit Suisse First Boston Mortgage Securities Corp.	1,668,090
	JPMorgan Chase Commercial Mortgage Securities	13,630,626
Pyramis International Equity	Credit Suisse Group AG	3,291,760
S&P 500 Index	Ameriprise Financial, Inc.	209,247
	JPMorgan Chase & Co.	2,713,521
	Citigroup, Inc.	1,883,372
	E*TRADE Financial Corp.	37,411
	Franklin Resources, Inc.	281,568
	Goldman Sachs Group, Inc.	914,860
	Legg Mason, Inc.	48,945
	Morgan Stanley	428,976
	PNC Financial Services Group, Inc.	500,650
	The Charles Schwab Corp.	255,637
Select Large-Cap Value	None	N/A
Select Smaller-Cap Value	None	N/A
Seligman Global Technology	None	N/A
Sit Dividend Growth	None	N/A
U.S. Government Mortgage	Bear Stearns Commercial Mortgage Securities	194,392
	Citigroup Commercial Mortgage Trust	116,364
	Citigroup Mortgage Loan Trust, Inc.	183,070,315
	Credit Suisse Mortgage Capital Certificates	41,070,305
	JPMorgan Chase Commercial Mortgage Securities	204,648
	Morgan Stanley Capital I	349,376
	Morgan Stanley Reremic Trust	1,400,076
Victory Established Value	Affiliated Managers Group, Inc.	12,466,027
Wells Fargo Short Duration Government	Citigroup Commercial Mortgage Trust	39,190
	Credit Suisse First Boston Mortgage Securities Corp.	11,330,504
	GS Mortgage Securities Corp. II	10,775,451
	JPMorgan Chase Commercial Mortgage Securities	2,769,874
	LB-UBS Commercial Mortgage Trust	8,528,247

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 59

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No fund paid brokerage commissions in the last three fiscal periods to brokers affiliated with the fund’s investment manager.

Valuing Fund Shares

The share price of each fund is based on each fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the fund is open for business, unless the Board determines otherwise. The funds do not value their shares on days that the NYSE is closed. Underlying funds held by any fund are valued at their NAV.

For Funds Other than Money Market Funds. The value of each fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 60

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Performance Information

Effective beginning with performance reporting for the December 31, 2011 year-end, in presenting performance information for newer share classes, if any, of a fund, the fund typically includes, for periods prior to the offering of such share classes, the performance of the fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 61

after January 1, 2012, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the fund’s newer share classes would have been substantially similar to the performance of the fund’s oldest share class because all share classes of a fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of funds portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public. It is the policy of the funds not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the funds and their shareholders.

Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the investment manager and a fund’s other service providers from entering into any agreement to disclose fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The investment manager also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the funds’ compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For equity, convertible and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 62

Portfolio holdings of funds owned solely by affiliates of the investment manager are not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain funds’ largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ website pursuant to the funds’ policies may change from time to time without prior notice.

The investment manager may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The Columbia Funds, the investment manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the distributor or any affiliated person of a fund, the investment manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. In addition to the investment manager and its affiliates, these service providers include each fund’s subadvisor(s) (if any) and vendors or other entities each subadviser may also hire to perform services for the fund, affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 63

to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to the fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Entities contracted by the Fund Family:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Barclays Capital	Used for analytics including risk and attribution assessment.	Daily
Bloomberg	Used for portfolio analytics and independent research.	Daily or Monthly
Capital Markets Services	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for Columbia Variable Portfolio—Managed Volatility Fund.	As Needed
Cenveo, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Citigroup	Used in resolving technical difficulties with an analytic software program.	Daily
Cogent Consulting LLC	Used to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily
FactSet Research Systems, Inc.	Used for provision of quantitative analytics, charting and fundamental data.	Daily
Institutional Shareholder Services Inc. ("ISS")	Used for proxy voting administration and research on proxy matters.	Daily
Investment Technology Group	Used to evaluate and assess trading activity, execution and practices.	Quarterly
Kynex	Used to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Used to assist in resolving technical difficulties with LongView trade order management system software.	As Needed
Lipper / Thomson Reuters Corp.	Used to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Used to facilitate writing management's discussion of fund performance for shareholder reports and periodic marketing communications.	Quarterly
Merrill Corporation	Used to provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
MoneyMate	Used to report returns and analytics to client facing materials.	Monthly
Morningstar	Used for independent research and ranking of funds, and to fulfill role as investment consultant for fund of funds product.	Monthly or As Needed
R.R. Donnelley & Sons Company	Used to provide Edgar filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Reflections	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Entities contracted by fund subadvisers:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Abel Noser	Used by certain subadvisers for trade execution analysis.	Daily or Quarterly
Advent	Used by certain subadvisers for portfolio analytics, portfolio accounting, and research management.	Daily or As Needed
Barclays Capital	Used by certain subadvisers to obtain analytical information.	Daily
Bloomberg	Used by certain subadvisers for trade order management and system support, portfolio and risk analytics, research reports, and execution evaluation.	Daily
Capital IQ	Used by certain subadvisers for market data.	Daily
Charles River	Used by certain subadvisers for order management and compliance.	Daily
Citigroup	Used by certain subadvisers for middle-office operational services, and reporting position and account information.	Daily

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 64

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Cogent Consulting LLC	Used by certain subadvisers for commission rate evaluation and reporting.	Daily
Compliance 11	Used by certain subadvisers for compliance automation.	Daily
Drinker Biddle & Reath LLP	Used by certain subadvisers for independent trustees' legal counsel.	As Needed
Eze Castle Software, Inc.	Used by certain subadvisers for trade order management.	Daily or Monthly
FactSet Research Systems, Inc.	Used by certain subadvisers for portfolio analytics, attribution, and statistical information.	Daily or Monthly
Financial Tracking Technologies LLC	Used by certain subadvisers for compliance monitoring.	Daily or As Needed
Fluent	Used by certain subadvisers for printing client reporting.	Monthly
FX Transparency, LLC	Used by certain subadvisers for foreign exchange trading, cost analysis, reporting, and consulting.	Daily
GIS Ltd. (MFACT)	Used by certain subadvisers for accounting system support.	As Needed
Global Trading Analytics, LLC	Used by certain subadvisers for transaction cost analysis of currency trading.	Daily
GSAL	Used by certain subadvisers for securities lending agent.	As Needed
IDS GmbH	Used by certain subadvisers for analysis and reporting.	Daily
ING Insurance Company	Used by certain subadvisers to provide quarterly fact sheets.	Quarterly
Interactive Data Corp. (IDC)	Used by certain subadvisers for statistical fair valuation services.	As Needed
Investment Technology Group	Used by certain subadvisers for trade execution evaluation, cost analysis, reporting, consulting, and trading system support.	Daily or As Needed
JPMorgan Chase Bank NA	Used by certain subadvisers for back office and shadow accounting functions.	Daily
Lipper / Thomson Reuters Corp. (Lipper)	Used by certain subadvisers for asset allocation.	Daily
Merrill Corporation	Used by certain subadvisers for prospectus, SAI, supplement and sales material printing services.	Quarterly
MSCI Barra Inc.	Used by certain subadvisers for portfolio evaluation.	Daily
Northfield U.S Equity Fundamental Risk Model	Used by certain subadvisers for portfolio analytics.	As Needed
Omgeo, LLC	Used by certain subadvisers for trade order management.	Daily
Perkins Cole LLP	Used by certain subadvisers for funds' legal counsel.	As Needed
Pricewaterhouse Coopers LLP	Used by certain subadvisers for funds' independent registered public accounting firm.	As Needed
Quantitative Services Group	Used by certain subadvisers for trade execution analysis.	Daily
R.R. Donnelley & Sons Company	Used by certain subadvisers for prospectus, SAI, supplement and sales material printer.	Quarterly
Sikich ICS	Used by certain subadvisers for website host.	Monthly
SS&C	Used by certain subadvisers for portfolio accounting purposes.	Daily
State Street Bank and Trust Company	Used by certain subadvisers for investment operations and back office services.	Daily
SunGard Portfolio Solutions, Inc.	Used by certain subadvisers for portfolio accounting purposes.	Daily
TCA	Used by certain subadvisers for trading commission analysis.	Daily
Wilshire Associates	Used by certain subadvisers to support performance analysis software.	Daily
Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 65

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 66

matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds

Certain funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 67

Investing in a Fund

Purchasing Shares

The funds are offered to Accounts funding variable annuity contracts and Contracts issued by affiliated life insurance companies as well as Qualified Plans. A Contract or Account owner, or participants in Qualified Plans may not buy (nor will they own) shares of the fund directly. You invest by buying a Contract, an Account, or contributing to a Qualified Plan and making allocations to one or more fund. Your purchase price will be the next NAV calculated after your request is received in good order by the fund, a participating insurance company or Qualified Plan sponsor.

Transferring/Selling Shares

There is no sales charge associated with the purchase of fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the Account and your Contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in an Account or Contract investing in shares of the fund to one or more of the other Accounts or Contracts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the Accounts or Contracts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the fund, a participating insurance company or Qualified Plan sponsor.

Please refer to your annuity contract, life insurance policy prospectus or Qualified Plan disclosure documents for more information about minimum and maximum payments and submission and acceptance of your application, transfers among Accounts and Contracts as well as surrenders and withdrawals.

A fund will sell any shares presented by the shareholders Accounts of participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the distributor for sale. The policies on buying and selling fund shares are described in your annuity or life insurance prospectus or Qualified Plan disclosure documents.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all contract owners.

REJECTION OF BUSINESS

Each fund and the Distributor of the funds reserve the right to reject any business, in their sole discretion.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Capital Loss Carryover

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 68

as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. The total capital loss carryovers below include post-October losses, if applicable. If a fund is not shown, it does not currently have any capital loss carryover.

Table 7. Capital Loss Carryover

	Total Capital Loss Carryovers
Fund		2016	2017	2018	Short-term*	Long-term*
Cash Management	$2,531,810	$210,612	$2,314,644	$6,554	$0	$0
DFA International Value	$22,590,908	$0	$0	$0	$21,589,245	$1,001,663
Emerging Markets	$26,148,817	$0	$0	$0	$26,148,817	$0
High Yield Bond	$103,245,031	$30,987,481	$72,257,550	$0	$0	$0
International Opportunity	$161,965,520	$12,968,955	$148,996,565	$0	$0	$0
U.S. Government Mortgage	$6,657,278	$0	$6,657,278	$0	$0	$0

Taxes

For purposes of this section, the following funds will be treated as a partnership for federal income purposes and are considered “non-RIC Funds”: Aggressive Portfolio, American Century Growth, BlackRock Global Inflation-Protected Securities, Cash Management, Columbia Wanger U.S. Equities, Conservative Portfolio, Core Bond, Diversified Bond, Emerging Markets, Global Bond, High Yield Bond, Holland Large Cap Growth, Income Opportunities, International Opportunity, Jennison Mid Cap Growth, MFS Value, Moderate Portfolio, Moderately Aggressive Portfolio, Moderately Conservative Portfolio, NFJ Dividend Value, Nuveen Winslow Large Cap Growth, Partners Small Cap Growth and U.S. Government Mortgage. Core Equity will be treated as a “disregarded entity”, as described below. The remaining funds intend to qualify for and elect the tax treatment applicable to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”).

To qualify as a RIC, the fund must distribute, for its taxable year, at least 90% of its investment company taxable income plus at least 90% of its net tax-exempt income. The RIC funds intend to distribute 100% of all net income, including net capital gain, to avoid federal income tax. The Funds intend to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements in order for participating insurance companies and their “separate accounts” which hold shares in the Fund to qualify for special tax treatment described below. Under a Section 817(h) safe harbor for separate accounts, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. If no more than 55% of the assets of the funds are invested in cash, cash items, government securities and securities of other regulated investment companies, the subchapter M diversification requirement will also satisfy the Section 817(h) requirement. If the safe harbor cannot be utilized, the assets of the fund must meet the following requirement. No more than 55% of the value of total assets can be invested in one security, no more than 70% of the value of total assets can be invested in two securities, no more than 80% of the value of total assets can be invested in three securities, and no more than 90% of the value of total assets can be invested in four securities.

Under federal tax law, by the end of a calendar year a fund that is a RIC must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. Such a fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each Fund other than the non-RIC Funds intends to comply

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 69

with this federal tax law related to annual distributions and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses (i.e. certain foreign currency gains and losses) are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

Each non-RIC Fund will be treated as a partnership for federal income purposes. A partnership is not subject to U.S. federal income tax itself, although it must file an annual information return. Rather, each partner of a partnership, in computing its federal income tax liability for a taxable year, is required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction or credit for the taxable year of the Fund ending within or with the taxable year of the partner, regardless of whether such partner has received or will receive corresponding distributions from the Fund.

Core Equity will be treated as an entity disregarded from its owner for federal income tax purposes (a so-called “disregarded entity”). A disregarded entity itself is not subject to U.S. federal income tax nor to any annual tax return filing requirements.

The non-RIC Funds will not need to make distributions to their shareholders to preserve their tax status. For purposes of the latter diversification requirement, the Fund’s beneficial interest in a regulated investment company, a real estate investment trust, a partnership or a grantor trust will not be treated as a single investment of a segregated asset account if the Fund meets certain requirements related to its ownership and access. Instead, a pro rata portion of each asset of the investment company, partnership, or trust will be treated as an asset of the segregated asset account. The Funds intend to meet such requirements.

The Funds other than the non-RIC Funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation, a Fund may make an election to mark to market its PFIC stock. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. The partners or owners in non-RIC Funds may similarly be subject to U.S. taxes resulting from holdings in a PFIC. To the extent possible, such non-RIC Funds may similarly make an election to mark to market any PFIC stock.

Income earned by a Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a monthly fee based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 8. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate

Aggressive Portfolio	N/A	N/A	N/A
Conservative Portfolio
Moderate Portfolio
Moderately Aggressive Portfolio
Moderately Conservative Portfolio

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 70

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate

American Century Diversified Bond	First $1.0	0.480%	American Century Diversified Bond – 0.450%
J.P. Morgan Core Bond	Next $1.0	0.450%	J.P. Morgan Core Bond – 0.450%
PIMCO Mortgage-Backed Securities	Over $2.0	0.400%	PIMCO Mortgage-Backed Securities – 0.470%
Wells Fargo Short Duration Government			Wells Fargo Short Duration Government – 0.460%

American Century Growth	First $1.0	0.650%	0.630%
MFS Value	Next $1.0	0.600%
NFJ Dividend Value	Over $2.0	0.500%
Nuveen Winslow Large Cap Growth

Balanced	First $0.5	0.660%	0.640%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

BlackRock Global Inflation-Protected Securities	First $1.0	0.440%	0.420%
	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Cash Management	First $1.0	0.330%	0.330%
	Next $0.5	0.313%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia Wanger International Equities	First $0.25	0.950%	Columbia Wanger International Equities – 0.910%
Mondrian International Small Cap	Next $0.25	0.900%	Mondrian International Small Cap – 0.940%
	Over $0.50	0.850%

Columbia Wanger U.S. Equities	First $0.25	0.900%	Columbia Wanger U.S. Equities – 0.850%
Partners Small Cap Growth	Next $0.25	0.850%	Partners Small Cap Growth – 0.870%
	Over $0.50	0.800%
Core Equity	All	0.400%	0.400%

DFA International Value	First $1.0	0.850%	DFA International Value – 0.830%
Invesco International Growth	Next $1.0	0.800%	Invesco International Growth – 0.830%
Pyramis International Equity	Over $2.0	0.700%	Pyramis International Equity – 0.840%

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 71

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate

Diversified Bond	First $1.0	0.430%	0.410%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%
Dividend Opportunity	First $0.5	0.660%	0.570%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Eaton Vance Floating-Rate Income	First $1.0	0.630%	0.630%
	Next $1.0	0.580%
	Over $2.0	0.530%
Emerging Markets	First $0.25	1.100%	1.070%
	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Next $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Emerging Markets Bond	First $0.50	0.530%	0.530%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%
Global Bond	First $1.0	0.570%	0.550%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 72

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate

High Yield Bond	First $0.25	0.590%	High Yield Bond – 0.580%
Income Opportunities	Next $0.25	0.575%	Income Opportunities – 0.570%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Holland Large Cap Growth	First $1.0	0.650%	0.630%
	Next $0.5	0.600%
	Next $0.5	0.550%
	Over $2.0	0.500%

International Opportunity	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Jennison Mid Cap Growth	First $1.0	0.750%	0.750%
	Next $1.0	0.700%
	Over $2.0	0.650%
Large Cap Growth	First $0.5	0.710%	0.710%
	Next $0.5	0.665%
	Next $0.5	0.620%
	Next $1.5	0.570%
	Next $3.0	0.560%
	Over $6.0	0.540%
Large Core Quantitative	First $0.5	0.710%	Large Core Quantitative – 0.660%
Select Large-Cap Value	Next $0.5	0.660%	Select Large-Cap Value – 0.700%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 73

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate
Limited Duration Credit	First $1.0	0.480%	0.460%
	Next $1.0	0.455%
	Next $1.0	0.430%
	Next $3.0	0.405%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $1.0	0.360%
	Next $5.0	0.350%
	Next $5.0	0.340%
	Next $4.0	0.330%
	Next $26.0	0.310%
	Next $50.0	0.290%

Mid Cap Growth Opportunity	First $0.5	0.760%	Mid Cap Growth Opportunity – 0.760%
Mid Cap Value Opportunity	Next $0.5	0.715%	Mid Cap Value Opportunity – 0.740%
	Next $0.5	0.670%
	Over $1.5	0.620%

Morgan Stanley Global Real Estate	First $1.0	0.850%	0.850%
	Next $1.0	0.800%
	Over $2.0	0.750%

Partners Small Cap Value	First $0.25	0.970%	0.910%
	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.00	0.870%

S&P 500 Index	All	0.100%	0.100%
Select Smaller-Cap Value	First $0.5	0.790%	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Seligman Global Technology	First $2.0	0.950%	0.950%
	Next $2.0	0.910%
	Over $4.0	0.870%

Sit Dividend Growth	First $0.5	0.730%	0.710%
	Next $0.5	0.705%
	Next $1.0	0.680%
	Next $1.0	0.655%
	Next $3.0	0.630%
	Over $6.0	0.600%

U.S. Government Mortgage	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 74

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate

Victory Established Value	First $0.50	0.780%	0.770%
	Next $0.50	0.755%
	Next $1.00	0.730%
	Next $1.00	0.705%
	Next $3.00	0.680%
	Over $6.00	0.650%

The table below shows the total management fees paid by each fund for the last three fiscal periods, as well as nonadvisory expenses, net of earnings credits, waivers and expenses, reimbursed by the investment manager and its affiliates.

Table 9. Management Fees and Nonadvisory Expenses

	Management Fees					Nonadvisory Expenses
Fund	2012		2011	2010		2012	2011	2010
Aggressive Portfolio	N/A		N/A	N/A		$(647,460)	$(1,744,057)	$(1,505,826	)(a)
American Century Diversified Bond	$11,875,032		$10,005,448	$5,007,993	(a)	211,838	(192,594)	(491,563	)(a)
American Century Growth	11,182,980		10,668,735	6,062,389	(a)	(164,378)	(741,033)	(516,142	)(a)
Balanced	5,550,568		5,565,686	5,132,945		(723,964)	(221,795)	494,029
BlackRock Global Inflation-Protected Securities	12,218,818		11,405,335	10,108,104		382,797	436,152	791,989
Cash Management	2,682,784		2,698,308	2,937,512		(3,161,241)	(3,143,742)	(2,992,142)
Columbia Wanger International Equities	5,330,651		4,753,824	2,590,174	(a)	(293,906)	(30,692)	201,739	(a)
Columbia Wanger U.S. Equities	6,072,109		5,747,940	2,977,895	(a)	(196,878)	(164,716)	(159,443	)(a)
Conservative Portfolio	N/A		N/A	N/A		(45,273)	(305,831)	(543,162	)(a)
Core Equity	745,601		731,722	723,479		134	117	123
DFA International Value	12,281,090		10,889,825	5,844,239	(a)	(773,268)	(533,900)	(476,241	)(a)
Diversified Bond	16,699,775		16,859,592	20,576,872		504,031	505,568	1,811,561
Dividend Opportunity	17,216,129		18,520,954	20,837,717		356,358	796,165	1,013,721
Eaton Vance Floating-Rate Income	5,555,916		5,533,122	2,742,951	(a)	(300,843)	(654,042)	(803,226	)(a)
Emerging Markets	10,035,922		10,390,210	9,905,835		572,309	1,067,184	1,294,141
Emerging Markets Bond	1,357,106	(b)	N/A	N/A		104,957 (b)	N/A	N/A
Global Bond	9,060,398		9,765,308	10,625,621		342,485	472,806	627,425
High Yield Bond	3,633,642		3,765,991	4,093,556		135,327	259,227	258,385
Holland Large Cap Growth	11,082,407		10,485,493	5,469,000	(a)	(40,756)	(508,156)	(502,863	)(a)
Income Opportunities	6,709,516		6,864,190	8,887,899		135,419	142,079	344,797
International Opportunity	3,160,755		4,078,514	4,147,559		251,501	327,353	329,715
Invesco International Growth	15,854,822		14,400,495	7,572,177	(a)	172,114	(136,883)	(157,806	)(a)
J.P. Morgan Core Bond	11,366,816		9,084,668	4,577,594	(a)	228,190	(215,054)	(472,813	)(a)
Jennison Mid Cap Growth	7,554,543		6,708,683	3,407,554	(a)	(435,678)	(344,700)	(254,205	)(a)
Large-Cap Growth	1,820,957		1,776,859	1,425,360		(123,463)	(73,940)	132,071
Large Core Quantitative	8,381,157		8,994,650	8,710,506		(8,514)	(186,676)	604,298
Limited Duration Credit	12,445,306		11,781,840	5,800,957	(a)	(1,276,223)	(1,081,361)	(635,314	)(a)
MFS Value	11,537,154		10,381,546	5,124,281	(a)	(107,870)	(833,691)	(931,688	)(a)
Mid Cap Growth Opportunity	3,212,665		2,667,134	2,648,338		63,439	183,108	157,774
Mid Cap Value Opportunity	7,159,532		6,590,101	3,818,655		219,946	147,641	162,220
Moderate Portfolio	N/A		N/A	N/A		(2,537,205)	(6,553,348)	(6,830,527	)(a)
Moderately Aggressive Portfolio	N/A		N/A	N/A		(1,442,163)	(4,179,907)	(4,327,329	)(a)
Moderately Conservative Portfolio	N/A		N/A	N/A		(441,585)	(1,158,909)	(1,472,733	)(a)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 75

	Management Fees							Nonadvisory Expenses
Fund	2012		2011		2010			2012	2011	2010
Mondrian International Small Cap	$	,259,492	$	,911,396	$	,552,080	(a)	$126,344)	$6,551	$77,214	(a)
Morgan Stanley Global Real Estate		3,781,503		3,318,413		1,760,320	(a)	(442,839)	(428,816)	(285,570	)(a)
NFJ Dividend Value		11,561,280		10,416,615		5,171,771	(a)	111,892	(480,416)	(937,273	)(a)
Nuveen Winslow Large Cap Growth		11,157,060		10,139,391		4,179,075	(a)	63,636	(285,507)	(455,220	)(a)
Partners Small Cap Growth		4,512,348		4,357,684		2,084,653	(a)	(104,623)	81,793	112,375	(a)
Partners Small Cap Value		14,279,048		12,855,966		12,591,500		(1,561,309)	(225,908)	207,817
PIMCO Mortgage-Backed Securities		6,574,663		5,633,674		2,895,760	(a)	(10,759)	(528,436)	(374,360	)(a)
Pyramis International Equity		9,783,655		9,055,809		4,784,388	(a)	40,897	(324,677)	(195,964	)(a)
S&P 500 Index		213,053		301,369		463,241		121,661	253,714	135,964
Select Large-Cap Value		2,513,810		264,204		145,078		(81,097)	10,705	38,616
Select Smaller-Cap Value		1,167,468		1,179,427		697,532		13,298	41,900	53,175
Seligman Global Technology		874,647		607,849		53,461		(86,046)	(63,929)	13,148
Sit Dividend Growth		8,219,560		9,080,547		12,117,328		(583,466)	(347,297)	353,203
U.S. Government Mortgage		4,700,984		4,773,063		4,047,596		239,447	316,646	257,286
Victory Established Value		7,273,227		6,932,388		3,806,321		(120,863)	119,315	82,240
Wells Fargo Short Duration Government		9,225,726		7,999,348		4,108,854	(a)	37,644	(377,839)	(449,821	)(a)

(a)	For the period from May 7, 2010 (when the fund became available) to Dec. 31, 2010.
(b)	For the period from April 30, 2012 (when the fund became available) to Dec. 31, 2012.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses the nature of any material relationships it has with a subadviser to the Board.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in the following table.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 76

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers.

Table 10. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
American Century Diversified Bond	American Century Investment Management, Inc. (American Century) (effective May 10, 2010)	A	0.16% on all asset levels
American Century Growth	American Century (effective May 10, 2010)	A	0.29% on all asset levels
BlackRock Global Inflation-Protected Securities	BlackRock Financial Management, Inc. (BlackRock) (effective Oct. 19, 2012)	B	0.15% on the first $250 million, reducing to 0.05% as assets increase
Columbia Wanger International Equities	Columbia Wanger Asset Management LLC (Columbia WAM) (effective May 10, 2010)	C	0.70% on the first $150 million, reducing to 0.60% as assets increase
Columbia Wanger U.S. Equities	Columbia WAM (effective May 10, 2010)	C	0.60% on the first $100 million, reducing to 0.50% as assets increase
DFA International Value	Dimensional Fund Advisors L.P. (DFA) (effective November 16, 2011)	D	0.21% on all asset levels
Eaton Vance Floating-Rate Income	Eaton Vance Management (Eaton Vance) (effective May 10, 2010)	E	0.30% on all asset levels
Holland Large Cap Growth	Holland Capital Management LLC (Holland) (effective March 25, 2013)	N/A	0.40% on the first $100 million, reducing to 0.20% as assets increase
International Opportunity	Threadneedle International Limited(a) (Threadneedle) (effective July 9, 2004)	F	0.35% on all assets
Invesco International Growth	Invesco Advisers, Inc. (Invesco) (effective May 10, 2010)	N/A	0.35% on the first $250 million, reducing to 0.25% as assets increase
J.P. Morgan Core Bond	J.P. Morgan Investment Management Inc. (JPMIM) (effective May 10, 2010)	G	0.15% on all asset levels
Jennison Mid Cap Growth	Jennison Associates LLC (Jennison) (effective May 10, 2010)	H	0.40% on assets up to $160 million, decreasing to 0.30% as assets increase; if assets are less than $210 million, then 0.55% on all asset levels
MFS Value	Massachusetts Financial Services Company (MFS) (effective May 10, 2010)	I	0.35% on the first $100 million, reducing to 0.275% as assets increase
Mondrian International Small Cap	Mondrian Investment Partners Limited (Mondrian) (effective May 10, 2010)	N/A	0.65% on all asset levels
Morgan Stanley Global Real Estate	Morgan Stanley Investment Management, Inc. (MSIM) (effective May 10, 2010)	J	0.50% on assets up to $200 million, reducing to 0.40% thereafter
NFJ Dividend Value	NFJ Investment Group LLC (NFJ) (effective May 10, 2010)	K	0.27% on all asset levels
Nuveen Winslow Large Cap Growth	Winslow Capital Management, LLC (Winslow Capital) (effective November 17, 2010)	L	0.40% on the first $100 million, reducing to 0.25% as assets increase
Partners Small Cap Growth	Palisade Capital Management, L.L.C. (Palisade) (effective Nov. 16, 2012)	N/A	0.45% on the first $100 million, and 0.40% on the next $100 million
	The London Company (TLC) (effective May 10, 2010)	N/A	0.45% on all asset levels
	Wells Capital Management Incorporated (WellsCap) (effective May 10, 2010)	M	0.48% on all asset levels

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 77

Fund	Subadviser	Parent Company	Fee Schedule
Partners Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS) (effective March 12, 2004)	N	1.00% on the first $10 million, reducing to 0.30% as assets increase(b)
	Denver Investment Advisors LLC (Denver) (effective July 16, 2007)	N/A	0.55% on all assets
	Donald Smith & Co. Inc. (Donald Smith) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase(b)
	Turner Investments, L.P. (Turner) (effective June 6, 2008)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase(b)
	River Road Asset Management LLC (River Road) (effective April 24, 2006)	O	0.50% on all assets
PIMCO Mortgage-Backed Securities	Pacific Investment Management Company LLC (PIMCO) (effective May 10, 2010)	P	0.20% on all asset levels
Pyramis International Equity	Pyramis Global Advisors, LLC (Pyramis) (effective May 10, 2010)	Q	0.36% on the first $350 million, reducing to 0.32% as assets increase
Sit Dividend Growth	Sit Investment Associates, Inc. (Sit Investment) (effective Nov. 16, 2012)	N/A	0.65% on the first $50 million, reducing to 0.20% as assets increase
Victory Established Value	Victory Capital Management, Inc. (Victory Capital) (effective Nov. 16, 2012)	R	0.32% on the first $400 million, reducing to 0.30% as assets increase
Wells Fargo Short Duration Government	WellsCap (effective May 10, 2010)	M	0.15% on assets up to $1 billion, reducing to 0.12% thereafter

(a)	Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.
(b)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.
A –	American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
B	– BlackRock is a wholly-owned subsidiary of BlackRock, Inc.
C	– Columbia WAM is an indirect wholly-owned subsidiary of Ameriprise Financial.
D	– Dimensional Fund Advisors L.P. is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware corporation.
E	– Eaton Vance Management is a wholly-owned subsidiary of Eaton Vance Corp.
F	– Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.
G	– J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Chase & Co.
H –	Jennison Associates LLC is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investments Management, Inc. which is a direct, wholly-owned subsidiary of
Prudential	Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.
I	– Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in
turn	is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).
J	– Morgan Stanley Investment Management, Inc. is a subsidiary of Morgan Stanley & Co.
K	– NFJ Investment Group LLC is a direct subsidiary of Allianz Global Investors U.S. LLC, which is an indirect subsidiary of Allianz SE.
L	– Winslow Capital Management, Inc. is a wholly-owned subsidiary of Nuveen Investments Inc.
M	– Wells Capital Management Incorporated is a wholly-owned subsidiary of Wells Fargo Bank, N.A.
N	– BHMS is an independent-operating subsidiary of Old Mutual Asset Management.
O	– River Road Asset Management LLC is a wholly-owned subsidiary of Aviva Investors, a subsidiary of Aviva plc.
P – Pacific	Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company.
Q – Pyramis	Global Advisors, LLC is an indirect, wholly-owned subsidiary of FMR LLC (Fidelity Investments).
R – Victory	Capital is a wholly-owned, second-tier subsidiary of KeyCorp.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 78

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods.

Table 11. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011		2010
American Century Diversified Bond	American Century	$4,220,836		$3,495,296		$1,723,528	(a)
American Century Growth	American Century	5,149,107		4,928,452		2,788,378	(a)
BlackRock Global Inflation-Protected Securities	BlackRock	392,687	(b)	N/A		N/A
Columbia Wanger International Equities	Columbia WAM	3,715,193		3,326,402		1,825,203	(a)
Columbia Wanger U.S. Equities	Columbia WAM	3,701,527		3,518,012		1,821,250	(a)
DFA International Value	DFA	3,086,381		333,545	(c)	N/A
	Former subadviser: AllianceBernstein L.P. (May 10, 2010 to Nov. 15, 2011)	N/A		3,552,436	(d)	2,085,918	(a)
Eaton Vance Floating-Rate Income	Eaton Vance	2,637,034		2,643,450		1,312,710	(a)
Emerging Markets	Former subadviser: Threadneedle International Limited (July 9, 2004 to June 29, 2012)	3,007,438	(e)	4,158,221		3,639,692
Holland Large Cap Growth	Holland	N/A	(f)	N/A		N/A
	Former subadviser: Marsico Capital Management, LLC (May 10, 2010 to March 24, 2013)	7,914,955		7,491,820		3,885,868	(a)
International Opportunity	Threadneedle	1,396,858		1,711,582		1,705,042
Invesco International Growth	Invesco	5,162,342		4,732,380		2,516,755	(a)
J.P. Morgan Core Bond	JPMIM	3,768,116		2,941,571		1,469,981	(a)
Jennison Mid Cap Growth	Jennison	3,178,679		2,851,648		1,470,956	(a)
MFS Value	MFS	5,220,766		4,719,351		2,332,870	(a)
Mondrian International Small Cap	Mondrian	2,258,765		2,018,614		1,070,371	(a)
Morgan Stanley Global Real Estate	MSIM	1,975,732		1,766,409		957,239	(a)
NFJ Dividend Value	NFJ	4,964,816		4,477,655		2,204,946	(a)
Nuveen Winslow Large Cap Growth	Winslow Capital	4,567,793		4,250,396		416,149	(g)
	Former subadviser: UBS Global Asset Management (May 10, 2010 to Nov. 16, 2010)	N/A		N/A		1,414,386	(h)
Partners Small Cap Growth	Palisade	68,523	(i)	N/A		N/A
	TLC	835,270		741,786		356,822	(a)
	WellsCap	887,630		846,563		384,878	(a)
	Former subadviser: TWC Investment Management Company (May 10, 2010 to Nov. 15, 2012)	603,114	(j)	736,287		371,277	(a)
Partners Small Cap Value	BHMS	1,528,403		1,416,379		1,344,427
	Denver	1,677,690		1,538,347		1,360,512
	Donald Smith	1,786,820		1,729,347		1,657,037
	River Road	1,581,348		1,429,701		1,350,742
	Turner Investments	1,232,193		1,145,123		1,025,332

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 79

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011	2010
PIMCO Mortgage-Backed Securities	PIMCO	$2,782,867		$2,378,550	$1,212,885	(a)
Pyramis International Equity	Pyramis	3,914,253		3,643,539	1,940,587	(a)
Sit Dividend Growth	Sit Investment	276,113	(i)	N/A	N/A
	Former subadviser: Davis Selected Advisers, LP (April 24, 2006 to Nov. 15, 2012)	3,498,584	(j)	4,268,902	4,878,227
Victory Established Value	Victory Capital	353,854	(i)	N/A	N/A
	Former subadviser: Goldman Sachs Asset Management, L.P. (Feb. 19, 2010 to Nov. 15, 2012)	3,730,410	(j)	4,050,949	2,198,472	(k)
	Former subadviser: Systematic Financial Management, L.P. (Sept. 29, 2006 to Feb. 19, 2010)	N/A		N/A	6,145	(l)
	Former subadviser: WEDGE Capital Management, L.L.P. (Sept. 29, 2006 to Feb. 19, 2010)	N/A		N/A	11,694	(l)
Wells Fargo Short Duration Government	WellsCap	2,679,565		2,359,907	1,239,401	(a)

(a)	For the fiscal period from May 7, 2010 (when the fund became available) to Dec. 31, 2010.
(b)	For the fiscal period from Oct. 19, 2012 to Dec. 31, 2012.
(c)	For the fiscal period from Nov. 16, 2011 to Dec. 31, 2011.
(d)	For the fiscal period from Jan. 1, 2011 to Nov. 15, 2011.
(e)	For the fiscal period from Jan. 1, 2012 to June 29, 2012.
(f)	The subadviser began managing the fund after its fiscal year end and therefore no fees were paid.
(g)	For the fiscal period from Nov. 17, 2010 to Dec. 31, 2010.
(h)	For the fiscal period from May 10, 2010 to Nov. 16, 2010.
(i)	For the fiscal period from Nov. 16, 2012 to Dec. 31, 2012.
(j)	For the fiscal period from Jan. 1, 2012 to Nov. 15, 2012.
(k)	For the fiscal period from Feb. 19, 2010 to Dec. 31, 2010.
(l)	For the fiscal period from Jan. 1, 2010 to Feb. 19, 2010.

Portfolio Managers. For all funds other than Money Market funds, the following table provides information about the funds’ portfolio managers as of Dec. 31, 2012, unless otherwise noted. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently, no portfolio manager owns any shares of Variable Portfolio funds.

Table 12. Portfolio Managers

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
Aggressive Portfolio	Jeffrey Knight(d)	3 other accounts	$1.38 million	None	(1)	(30)
	Kent M. Bergene	6 RICs 7 other accounts	$46.41 billion $1.87 million	None	(1)	(31)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 80

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
American Century Diversified Bond	American Century:
	Robert V. Gahagan	18 RICs 2 PIVs 2 other accounts	$22.4 billion $215.0 million $1.2 billion	None	(2)	(32)
	Alejandro H. Aguilar	11 RIcs 1 PIV 2 other accounts	$15.0 billion $9.7 million $1.2 billion
	Jeffrey L. Houston	8 RICs 1 PIV 1 other account	$10.8 billion $9.7 million $908.0 million
	Brian Howell	16 RICs 2 PIVs 2 other accounts	$20.3 billion $215.0 million $1.2 billion
	G. David MacEwen	8 RICs 1 PIV 1 other account	$9.8 billion $9.7 million $908.0 million
American Century Growth	American Century:
	Gregory J. Woodhams	9 RICs 2 PIVs 14 other accounts	$11.4 billion $164.0 million $2.2 billion	None	(2)	(32)
	E.A. Prescott LeGard	8 RICs 2 PIVs 14 other accounts	$11.4 billion $164.0 million $2.2 billion
Balanced	Leonard Aplet	9 RICs 18 PIVs 65 other accounts	$13.93 billion $3.27 billion $7.54 billion	None	(3)	(30)
	Brian Lavin	18 RICs 3 other accounts	$25.05 billion
	Gregory Liechty	2 RICs 16 PIVs 60 other accounts	$2.68 billion $3.0 billion $7.54 billion
	Guy Pope	7 RICs 3 PIVs 181 other accounts	$6.09 billion $38.50 million $372.86 million
	Ronald Stahl	2 RICs 16 PIVs 55 other accounts	$2.68 billion $2.83 billion $7.54 billion
BlackRock Global Inflation-Protected Securities	BlackRock:
	Brian Weinstein	13 RICs 26 PIVs 165 other accounts	$8.17 billion $7.24 billion $75.5 billion	6 other accounts ($1.39 B)	(4)	(33)
	Martin Hegarty	10 RICs 4 PIVs 31 other accounts	$6.98 billion $333.5 million $16.02 billion	None
Columbia Wanger International Equities	Columbia WAM:
	Christopher J. Olson	3 RICs 4 other accounts	$1.1 billion $0.9 million	None	(5)	(34)
	Louis Mendes III	2 RICs 6 other accounts	$7.4 billion $307.7 million	None
Columbia Wanger U.S. Equities	Columbia WAM:
	David L. Frank	4 other accounts	$1.8 million	None	(5)	(34)
	Robert A. Mohn	3 RICs 1 PIV 5 other accounts	$19.9 billion $45.8 million $849.5 million	None

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 81

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
Conservative Portfolio	Jeffrey Knight(d)	3 other accounts	$1.38 million	None	(1)	(30)
	Kent M. Bergene	6 RICs 7 other accounts	$46.06 billion $1.87 million	None	(1)	(31)
Core Equity	Brian M. Condon	10 RICs 9 PIVs 32 other accounts	$6.55 billion $758.35 million $3.35 billion	1 PIV ($22.34 M)	(3)	(30)
	Oliver Buckley	9 RICs 3 PIVs 28 other accounts	$5.90 billion $1.93 billion $3.41 billion	None
DFA International Value	DFA:
	Karen Umland	39 RICs 8 PIVs 27 other accounts	$61.1 billion $1.6 billion $8.1 billion	1 other account ($346 M)	(6)	(35)
	Jed Fogdall
	Joseph Chi
Diversified Bond	Brian Lavin	18 RICs 3 other accounts	$21.90 billion $1.81 million	None	(3)	(30)
	Carl Pappo	5 RICs 7 PIVs 18 other accounts	$13.80 billion $2.29 billion $1.55 billion
	Michael Zazzarino	4 RICs 2 PIVs 10 other accounts	$8.83 billion $310.92 million $86.24 million
Dividend Opportunity	Steve Schroll	12 RICs 19 other accounts	$13.52 billion $920.75 million	None	(3)	(30)
	Paul Stocking	12 RICs 25 other accounts	$13.52 billion $928.98 million
	Dean Ramos(e)	10 other accounts	$1.78 million
Eaton Vance Floating-Rate Income	Eaton Vance:
	Scott H. Page	13 RICs 7 PIVs 2 other accounts	$20.82 billion $7.2 billion $1.52 billion	1 PIV ($424 M)	(7)	(36)
	Craig P. Russ	9 RICs 1 PIV 2 other accounts	$18.3 billion $4.66 billion $1.52 billion	None
	Andrew Sveen	5 RICs	$3.11 billion	None
Emerging Markets	Dara J. White	3 RICs 1 PIV 5 other accounts	$716.15 million $279.07 million $0.68 million	None	(3)	(30)
	Robert B. Cameron	3 RICs 1 PIV 6 other accounts	$716.15 million $279.07 million $0.95 million
	Jasmine Huang	5 RICs 1 PIV 12 other accounts	$1.24 billion $279.07 million $0.52 million
Emerging Markets Bond	Nicholas Pifer	6 RICs 21 other accounts	$2.93 billion $324.93 million	6 other accounts ($31.05 M)	(3)	(30)
	James Carlen	2 RICs 13 other accounts	$899.94 million $9.84 million	None
Global Bond	Nicholas Pifer	6 RICs 21 other accounts	$1.74 billion $324.93 million	6 other accounts ($31.05 M)	(3)	(30)
High Yield Bond	Brian Lavin	18 RICs 3 other accounts	$25.26 billion $1.81 million	None	(3)	(30)
	Jennifer Ponce de Leon	2 RICs 2 PIVs 28 other accounts	$2.09 billion $45.58 million $5.16 billion

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 82

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
Holland Large Cap Growth	Holland:
	Monica Walker(d)	1 RIC 56 other accounts	$68.05 million $2.31 billion	2 other accounts ($769.48 M)	(12)	(37)
Carl Bhathena(d)
Income Opportunities	Brian Lavin	18 RICs 3 other accounts	$24.87 billion $1.81 million	None	(3)	(30)
International Opportunity	Threadneedle:
	Alex Lyle	26 PIVs 50 other accounts	$2.77 billion $11.27 billion	1 PIV ($41.93 M); 2 other accounts ($3.2 M)	(8)	(38)
	Esther Perkins	1 RIC 5 other accounts	$364.63 million $791.14 million	None
Invesco International Growth	Invesco:
	Clas G. Olsson	17 RICs 7 PIVs 8,230 other accounts(f)	$12.98 billion $1.46 billion $3.32 billion	None	(9)	(39)
	Brent Bates	1 RIC	$660.5 million
	Matthew Dennis	13 RICs 5 PIVs 8,029 other accounts(f)	$11.65 billion $653.1 million $3.07 billion
	Shuxin Cao	17 RICs 2 PIVs 8,230 other accounts(f)	$15.59 billion $453.2 million $3.32 billion
	Jason Holzer	20 RICs 7 PIV 8,230 other accounts(f)	$14.21 billion $1.46 billion $3.32 billion
	Mark Jason	13 RICs 1 PIVs 8,029 other accounts(f)	$14.47 billion $211.5 million $3.07 billion
	Richard Nield	4 RICs 5 PIVs	$1.99 billion $1.0 billion
J.P. Morgan Core Bond	JPMIM:
	Douglas S. Swanson	11 RICs 8 PIVs 63 other accounts	$42.57 billion $10.94 billion $12.92 billion	4 other accounts ($2.49 B)	(10)	(40)
	Christopher Nauseda	3 RICs 31 other accounts	$33.61 billion $2.9 billion	1 other account ($0.20 M)
	Peter Simons	9 RICs 3 PIVs 26 other accounts	$5.34 billion $7.3 billion $5.58 billion	1 other account ($0.03 M)
Jennison Mid Cap Growth	Jennison:
	John Mullman	5 RICs 6 PIVs 17 other accounts(g)	$10.36 billion $769.87 million $1.81 billion	1 PIV ($5.45 M)(h)	(11)	(41)
Large Cap Growth	Peter Deininger	2 RICs 12 other accounts	$2.54 billion $0.13 million	None	(3)	(30)
	John Wilson	2 RICs 1 PIV 10 other accounts	$2.54 billion $193.40 million $291.80 million
Large Core Quantitative	Brian Condon	10 RICs 9 PIVs 32 other accounts	$5.53 billion $758.35 million $3.35 billion	1 PIV ($22.34 M)	(3)	(30)
	Oliver Buckley	9 RICs 3 PIVs 28 other accounts	$4.87 billion $1.93 billion $3.41 billion	None

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 83

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
Limited Duration Credit	Tom Murphy	2 RICs 32 other accounts	$2.57 billion $1.99 billion	4 other accounts ($90.69 M)	(3)	(30)
	Tim Doubek	2 RICs 14 other accounts	$2.57 billion $1.38 billion	2 other accounts ($0.54 M)
	Royce Wilson	1 RIC 2 other accounts	$1.12 billion $0.14 million	None
MFS Value	MFS:
	Nevin P. Chitkara	19 RICs 6 PIVs 38 other accounts	$42.93 billion $3.0 billion $12.53 billion	None	(13)	(42)
	Steven R. Gorham	18 RICs 5 PIVs 38 other accounts	$42.88 billion $2.99 billion $12.53 billion	None
Mid Cap Growth Opportunity	Wayne Collette	11 RICs 3 PIVs 200 other accounts	$4.32 billion $196.03 million $321.27 million	1 other account ($65.05 M)	(3)	(30)
	George Myers	10 RICs 3 PIVs 206 other accounts	$4.18 billion $196.03 million $319.53 million	1 other account ($65.05 M)
	Lawrence Lin	10 RICs 3 PIVs 204 other accounts	$4.18 billion $196.03 million $320.02 million	1 other account ($65.05 M)
	Brian Neigut	10 RICs 3 PIVs 203 other accounts	$4.18 billion $196.03 billion $319.45 million	None
Mid Cap Value Opportunity	Steve Schroll	12 RICs 19 other accounts	$15.54 billion $920.75 million	None	(3)	(30)
	Paul Stocking	12 RICs 25 other accounts	$15.54 billion $928.98 million
	Dean Ramos(e)	10 other accounts	$1.78 million	None
Moderate Portfolio	Jeffrey Knight(d)	3 other accounts	$1.38 million	None	(1)	(30)
	Kent M. Bergene	6 RICs 7 other accounts	$27.87 billion $1.87 million	None	(1)	(31)
Moderately Aggressive Portfolio	Jeffrey Knight(d)	3 other accounts	$1.38 million	None	(1)	(30)
	Kent M. Bergene	6 RICs 7 other accounts	$37.20 billion $1.87 million	None	(1)	(31)
Moderately Conservative Portfolio	Jeffrey Knight(d)	3 other accounts	$1.38 million	None	(1)	(30)
	Kent M. Bergene	6 RICs 7 other accounts	$42.92 billion $1.87 million	None	(1)	(31)
Mondrian International Small Cap	Mondrian:
	Ormala Krishnan	3 RICs 2 PIVs 13 other accounts	$1.21 billion $2.39 billion $1.87 billion	None	(14)	(43)
	Frances M. Cuthbert	1 RIC 1 PIV 12 other accounts	$379.0 million $2.36 billion $1.52 billion
	Aidan Nicholson	1 RIC 12 other accounts	$379.0 million $1.60 billion

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 84

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
Morgan Stanley Global Real Estate	MSIM:
	Theodore R. Bigman	14 RICs 15 PIVs 59 other accounts	$2.78 billion $2.57 billion $7.3 billion	16 other accounts ($934.8 M)	(15)	(44)
	Michiel te Paske	5 RICs 11 PIVs 47 other accounts	$2.95 billion $5.55 billion $5.11 billion	8 other accounts ($169.8 M)
	Sven van Kemenade	5 RICs 11 PIVs 47 other accounts	$2.95 billion $5.55 billion $5.11 billion	8 other accounts ($169.8 M)
	Angeline Ho	5 RICs 10 PIVs 46 other accounts	$2.95 billion $5.74 billion $5.00 billion	8 other accounts ($169.8 M)
NFJ Dividend Value	NFJ:
	Benno J. Fischer	26 RICs 4 PIVs 56 other accounts	$23.44 billion $206.14 million $11.12 billion	None	(16)	(45)
	Paul Magnuson	2 RICs 4 PIVs 51 other accounts	$23.31 billion $206.14 million $10.57 billion	None
	R. Burns McKinney	18 RICs 2 PIVs 46 other accounts	$14.78 billion $129.6 million $10.15 billion	None
	Thomas W. Oliver	20 RICs 2 PIVs 49 other accounts	$14.85 billion $129.6 million $10.44 billion	None
	L. Baxter Hines	13 RICs 2 PIVs 44 other accounts	$14.01 billion $129.6 million $9.90 billion	None
	Jeff Reed	13 RICs 33 other accounts	$10.88 billion $6.66 billion	None
	Morley Campbell	1 RICs 2 PIVs 34 other accounts	$16.77 billion $76.54 million $6.78 billion	None
Nuveen Winslow Large Cap Growth	Winslow Capital:
	Clark J. Winslow	9 RICs 7 PIVs 1,978 other accounts	$21.33 billion $1.92 billion $9.08 billion	5 other accounts ($704 M)	(17)	(46)
Justin H. Kelly
R. Bart Wear
Patrick M. Burton(d)
Partners Small Cap Growth	Palisade:
	Sammy Oh	2 RICs 3 PIVs 12 other accounts	$285.0 million $119.0 million $541.0 million	2 other accounts ($230 M)	(18)	(47)
TLC:
	Stephen M. Goddard	4 RICs 530 other accounts	$812.0 million $3.67 billion	2 other accounts ($5.4 M)	(19)	(48)
	Jonathan T. Moody	4 RICs 530 other accounts	$812.0 million $3.67 billion	None
	J. Brian Campbell	4 RICs 530 other accounts	$812.0 million $3.67 billion	None
	Mark E. DeVaul	4 RICs 530 other accounts	$812.0 million $3.67 billion	None
WellsCap:
	Joseph M. Eberhardy	10 RICs 5 PIVs 61 other accounts	$15.03 billion $1.11 billion $1.79 billion	1 other account ($152 M)	(20)	(49)
Thomas C. Ognar
Bruce C. Olson

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 85

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
Partners Small Cap Value	BHMS:
	James S. McClure	4 RICs 19 other accounts	$719.9 million $998.9 million	None	(21)	(50)
	John P. Harloe
	Denver:
	Kris Herrick	7 RICs 1 PIV 208 other accounts	$540.18 million $38.06 million $638.8 million	1 RIC ($18.87 M); 2 other accounts ($237.85 M)	(22)	(51)
	Troy Dayton	6 RICs 1 PIV 208 other accounts	$537.19 million $38.06 million $638.80 million
	Mark Adelmann	6 RICs 1 PIV 208 other accounts	$537.19 million $38.06 million $638.80 million
	Derek Anguilm	6 RICs 1 PIV 208 other accounts	$537.19 million $38.06 million $638.80 million
	Lisa Ramirez	6 RICs 1 PIV 208 other accounts	$537.19 million $38.06 million $638.80 million
	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 44 other accounts	$1.1 billion $78.0 million $3.09 billion	1 RIC ($1.05 M); 1 other account ($101 M)	(23)	(52)
	Richard L. Greenberg
	Turner:
	David Kovacs	1 RIC 2 PIVs 1 other account	$77.0 million $24.0 million $220.0 million	1 PIV ($0.80 M)	(24)	(53)
	River Road:
	James C. Shircliff	5 RICs 20 PIVs 147 other accounts	$1.41 billion $1.55 billion $2.84 billion	None	(25)	(54)
	R. Andrew Beck	3 RICs 3 PIVs 55 other accounts	$507.48 million $159.12 million $992.68 million	None
	J. Justin Akin
PIMCO Mortgage-Backed Securities	PIMCO:
	Michael Cudzil(d)	None	N/A	N/A	(26)	(55)
	Daniel Hyman(d)	1 RIC 1 PIV 7 other accounts	$141.61 million $245.02 million $2.09 billion	None
Pyramis International Equity	Pyramis:
	Cesar Hernandez	5 RICs 26 PIVs 63 other accounts	$860.0 million $7.63 billion 19.51 billion	1 PIV ($4.3 B); 14 other accounts ($4.59 B)	(27)	(56)
S&P 500 Index	Alfred Alley	4 RICs 1 PIV 15 other accounts	$6.56 billion $352.67 million $1.37 billion	None	(3)	(30)
	Vadim Shteyn	3 RICs 1 PIV 10 other accounts	$6.50 billion $352.67 million $1.10 billion
Select Large-Cap Value	Neil T. Eigen	4 RICs 1 PIV 48 other accounts	$971.55 million $69.71 million $2.71 billion	None	(3)	(30)
	Richard S. Rosen	4 RICs 20 other accounts	$971.55 million $172.16 million

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 86

		Other Accounts Managed			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts(b)
Select Smaller-Cap Value	Neil T. Eigen	4 RICs 1 PIV 48 other accounts	$1.43 billion $69.71 million $2.71 billion	None	(3)	(30)
	Richard S. Rosen	4 RICs 20 other accounts	$1.43 billion $172.16 million
Seligman Global Technology	Ajay Diwan	4 RICs 5 other accounts	$4.02 billion $1.0 million	None	(3)	(57)
	Benjamin Lu	2 RICs 2 other accounts	$448.84 million $0.82 million	None
	Richard Parower	3 RICs 8 other accounts	$3.78 billion $46.77 million	None
	Paul Wick	4 RICs 2 PIVs 5 other accounts	$4.02 billion $512.86 million $439.77 million	2 PIVs ($512.86 M)
Sit Dividend Growth	Sit Investment:
	Roger J. Sit	9 RICs 14 PIVs 43 other accounts	$1.26 billion $1.13 billion $1.68 billion	None	(28)	(58)
	Kent L. Johnson	3 RICs 8 PIVs 20 other accounts	$1.02 billion $1.09 billion $871.64 million	None
	Michael J. Stellmacher	3 RICs 7 PIVs 35 other accounts	$1.08 billion $1.06 billion $1.47 billion	None
U.S. Government Mortgage	Jason J. Callan	2 RICs 4 other accounts	$2.77 billion $0.82 million	None	(3)	(30)
	Tom Heuer	1 RIC 4 other accounts	$2.73 billion $0.65 million
Victory Established Value	Victory Capital:
	Gary H. Miller	2 RICs 5 PIVs 24 other accounts	$2.62 billion $171.6 million $346.8 million	None	(29)	(59)
	Gregory M. Conners	2 RICs 5 PIVs 23 other accounts	$2.62 billion $171.6 million $346.6 million
	Jeffrey M. Graff	2 RICs 5 PIVs 21 other accounts	$2.62 billion $171.6 million $346.4 million
	James Albers	2 RICs 5 PIVs 26 other accounts	$2.62 billion $171.6 million $346.8 million
	Mike Rodarte	2 RICs 5 PIVs 18 other accounts	$2.62 billion $171.6 million $346.3 million
Wells Fargo Short Duration Government	WellsCap:
	Thomas O’Connor	9 RICs 2 PIVs 35 other accounts	$10.75 billion $1.19 billion $11.23 billion	1 other account ($57 M)	(20)	(49)
Troy Ludgood

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Primarily managed money/wrap accounts.
(d)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of Dec. 31, 2012.
(e)	The portfolio manager began managing the fund after is fiscal year end; reporting information is provided as of January 31, 2013.
(f)	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
(g)	Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
(h)	The portfolio manager only manages a portion of the account subject to a performance fee. The market value shown reflects the portion of the account managed by the portfolio manager.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 87

Potential Conflicts of Interest

(1)	Columbia Management: Management of the fund-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Because of the structure of the fund-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the fund-of-funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

•	Columbia Management and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

•

Columbia Management monitors the performance of the underlying funds and may, from time to time, recommend to the Board of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, Columbia Management may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	American Century: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income, and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple funds when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, fund teams are responsible

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 88

for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(3)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 89

(4)	BlackRock: BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hegarty and Weinstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hegarty and Weinstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(5)	Columbia WAM: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia WAM and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to Columbia WAM’s Code of Ethics and certain limited exceptions, Columbia WAM’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 90

party would pay. Columbia WAM and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by Columbia WAM are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which Columbia WAM’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of Columbia WAM and its affiliates.

(6)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 91

(7)	Eaton Vance: It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

(8)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(9)	Invesco: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 92

Invesco and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(10)	JPMIM: The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies.

Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s and its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 93

and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

(11)	Jennison: Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•	Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•	Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 94

differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

(12)	Holland: Portfolio Managers at the subadvisor manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, or foundations), commingled trust accounts, and investment programs. They may have investment objectives, strategies and risk profiles that differ from those of the Fund. Portfolio Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that client portfolio. In managing other accounts, certain material conflicts of interest may arise. Potential conflicts include, for example, conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Fund’s Portfolio Managers and conflicts in the allocation of investment opportunities between the Fund and such other accounts. Potential material conflicts may also arise in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other, or where the other accounts have higher or performance-based fee arrangements. The subadvisor has a fiduciary responsibility to treat all clients fairly. The sub-advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the sub-advisor monitors a variety of areas, including compliance with the account’s guidelines, the allocation of securities, and compliance with its Code of Ethics.

(13)	MFS: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 95

accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

(14)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money. Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 96

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment /directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 97

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(15)	MSIM: Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Subadviser may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the Subadviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Subadviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Subadviser manages accounts that engage in short sales of securities of the type in which the fund invests, the Subadviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Subadviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(16)	NFJ: Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals’ at most major financial firms.

NFJ has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When NFJ considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. NFJ considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. NFJ attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one NFJ account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, NFJ may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 98

account and a detriment to the fixed fee account. NFJ has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. NFJ maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide NFJ with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, NFJ has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to NFJ’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of NFJ will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(17)	Winslow Capital: A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

•

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 99

In addition, Winslow has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

(18)	Palisade: Like every investment adviser, Palisade is confronted with conflicts of interest when providing investment management services to multiple accounts with different fee structures. Palisade receives both asset-based and performance-based fees for managing two other accounts in the same strategy as the Fund. Palisade has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities. Palisade generally employs a “block” trading and pro-rata allocation procedure to avoid conflicts between similarly managed accounts. Palisade reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Palisade’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size, using equivalent investment weightings, giving consideration to client restrictions, liquidity requirements, and available cash in the accounts, and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Palisade’s procedures require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by Palisade’s Chief Compliance Officer and the entire Palisade compliance department. Palisade has a Conflicts of Interest Committee to address any potential conflicts among its investment portfolios. Whenever a portfolio manager, analyst, or trader has a question concerning a conflict regarding allocation of investment opportunities, such conflict is directed to a member of the Committee. The available members of the Committee can meet or conference quickly to resolve issues.

(19)	TLC: As an investment advisor, London Company understands that certain conflicts of interest may arise when managing multiple accounts. TLC has adopted policies and procedures intended to minimize the effects of any conflicts. Though the Portfolio Managers have a general model they follow based on common account objectives, each account is managed individually. Every effort is made to block trades and allocate executed trades on a pro-rata basis. However, due to the firm’s desire to manage accounts on a case by case basis, there are times when a security may be bought in one account and not other accounts. Portfolio managers look at each account on an individual basis and when a trade order is given, the manager cannot always control that an order for that security may have been given in the recent past or will be given in the immediate future for that same security in another account. As a result, while every effort will be made to maintain fair and equitable allocation, the portfolio manager may supply trade directives for the same security over the course of several days as he adjusts account positions for each account.

(20)	WellsCap: Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(21)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(22)	Denver: Denver Investment Advisors LLC (“Denver Investments”) has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation. While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investments believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 100

(23)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients. Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(24)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(25)	River Road: Portfolio managers at River Road Asset Management (River Road) may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, River Road monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics.

River Road has a fiduciary responsibility to all of the clients for which it manages accounts. River Road seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. River Road has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(26)	PIMCO: We also understand that, from time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 101

and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(27)	Pyramis: A portfolio managers’ compensation plan (described below) may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio managers’ base pay tends to increase with additional and more complex responsibilities that include increased assets under management, and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio managers must allocate their time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

(28)	Sit Investment: Sit Investment provides similar fee based investment management services to other clients. Sit Investment’s other clients may have investment objectives and strategies similar the Fund. Sit Investment is subject to various conflicts of interest in the performance of its duties and obligations in connection with Fund’s investments and the investments of the other client accounts managed by Sit Investment. Such conflicts include: the advice and action taken with respect to the Fund’s investments may differ from the advice given or the timing or nature of action taken with respect to other clients; and the allocation of management time, resources, investment opportunities and aggregated transactions among the clients’ accounts including the Fund. Conflicts of interest may be heightened by the existence of Sit Investment’s proprietary investments. Sit Investment has adopted policies and procedures designed to address these conflicts to ensure that whenever conflicts of interest arise Sit Investment will endeavor to exercise its discretion in a manner that it believes is equitable to all interested persons.

(29)	Victory Capital: The portfolio managers at Victory Capital typically manage multiple portfolios using a substantially similar investment strategy as the Fund. The management of multiple portfolios may give rise to potential conflicts of interest. Victory Capital has developed policies and procedures designed to reasonably mitigate and manage the potential conflicts of interest that may arise from side-by-side account management. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in a composite and are, therefore, monitored for deviation via monthly composite reporting. Also, Victory has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Structure of Compensation

(30)

Columbia Management: Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 102

award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(31)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) long-term incentive awards in the form of Ameriprise Financial stock options and restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Bergene, may be based, in part on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(32)	American Century: American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2012, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 103

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for Variable Portfolio – American Century Diversified Bond Fund and Variable Portfolio – American Century Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Variable Portfolio – American Century Diversified Bond Fund and Variable Portfolio – American Century Growth Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, quantitative, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(33)	BlackRock: BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 104

or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Martin Hegarty	A combination of market-based indices (e.g., Barclays Capital US TIPS Index), certain customized indices and certain fund industry peer groups.
Brian Weinstein	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Weinstein has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

(34)	Columbia WAM: For services performed for the 2011 calendar year and incentives paid in early 2012, Messrs. Mendes, Olson, Mohn and Frank, analysts and other key employees of the Adviser received all of their compensation in the form of salary and incentive compensation provided in whole by Ameriprise Financial. Typically, a high proportion of an analyst’s or portfolio manager’s incentive compensation is paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Ameriprise Financial restricted stock and/or options. Both plans vest over three years from the date of issuance.

Portfolio managers and key analysts are positioned in compensation tiers based on cumulative performance of the portfolios/stocks that they manage. Portfolio manager performance is measured versus primary portfolio benchmarks. Analyst performance is measured versus a custom benchmark for each analyst. One- and three-year performance periods primarily drive incentive levels. Incentive compensation varies by tier and can range from between a fraction of base pay to a multiple of base pay, the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. Incentives are adjusted up or down up to 15% based on qualitative performance factors, which include investment performance impacts not included in benchmarks such as industry (or country) weighting

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 105

recommendations, plus adherence to compliance standards, business building, and citizenship. Less seasoned analysts’ incentives are also based on performance versus benchmarks, though they are less formulaic in order to emphasize investment process instead of initial investment results. The qualitative factors discussed above are also considered. These analysts participate in an incentive pool which is based on a formula primarily driven by firm-wide investment performance.

In addition, the incentive amounts available for the entire pool for 2012 will be adjusted up or down based upon the increase/decrease in the Adviser’s revenues versus an agreed upon base revenue amount. Investment performance, however, impacts incentives far more than revenues. The Adviser determines incentive compensation, subject to review by Ameriprise Financial.

(35)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(36)	Eaton Vance: Compensation paid by Eaton Vance to its portfolio managers has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase non-voting common stock of Eaton Vance Management’s corporate parent, Eaton Vance Corp., and restricted shares of Eaton Vance Corp.’s non-voting common stock. Eaton Vance management investment professionals also receive certain retirement, insurance, and other benefits that are broadly available to all Eaton Vance employees.

Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income) consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting those responsibilities.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 106

Eaton Vance Management seeks to compensate portfolio managers in a manner commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance Management participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management’s overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus operating adjusted income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

(37)	Holland: The subadviser maintains a competitive compensation program. The compensation for Portfolio Managers Monica L. Walker and Carl R. Bhathena, is comprised of base salary and annual cash bonuses dependent upon the overall performance of the firm, as determined by the subadviser’s Board, and as measured by pre-tax portfolio results net-of-fees relative to their respective benchmarks for the past year, the increase in assets under management and increase in pre-tax income. The Portfolio Managers also have ownership interests in the sub-advisor. The overall compensation package for Portfolio Managers who are owners considers years of experience in the industry as well as competitive market factors and reflects a Portfolio Manager’s contribution to the sub-advisor’s success as well as his or her contribution and participation as an owner of the sub-advisor.

In addition to being a co-portfolio manager of the Fund and other equity accounts of the subadvisor, Mr. Bhathena is also a Senior Equity Analyst of the sub-advisor and his annual bonus also takes into consideration his individual stock performance and the overall performance results of equity portfolios.

Portfolio Managers who are owners may also receive income based upon the overall financial performance of the firm commensurate with their ownership interest in the subadviser.

(38)	Threadneedle: To align the interests of our investment staff with those of our clients, the remuneration plan for senior individuals comprises basic salary and an annual profit share scheme (linked to individual performance and the profitability of the company) delivered partly as a cash incentive, and partly as a deferred long-term incentive which Threadneedle believes encourages longevity of service, split equally between Restricted Stock Units in Ameriprise Financial and reinvestment into a suite of Threadneedle’s own funds.

The split between each component within the remuneration package varies between investment professionals and will be dependent upon performance and the type of funds they manage.

Incentives are devised to reward:

•	investment performance and Threadneedle client requirements, in particular the alignment with Threadneedle clients through a mandatory deferral into our own products; and

•	team cooperation & values.

The split of the incentive pool focuses on the:

•	performance of the individual’s own funds and research recommendations;

•	performance of all portfolios in the individual’s team;

•	overall contribution to the wider thinking and success of the investment team, for example, idea generation, interaction with colleagues and commitment to assist with the sales effort; and

•	Threadneedle performance.

•	Consideration of the individual’s overall performance is designed to incentivise fund managers to think beyond personal portfolio performance and reflects contributions made in:

•	inter-team discussions, including asset allocation, global sector themes and weekly investment meetings;

•	intra-team discussions, stock research and investment insights; and

•	a fund manager’s demonstration of Threadneedle values, as part of our team-based investment philosophy.

It is important to appreciate that for individuals to maximise their rating and hence their incentive remuneration they need to contribute in all areas. Importance is placed not only on producing strong fund performance but also contributing

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 107

effectively to the team and the wider Investment department and on the Manager’s demonstration of Threadneedle’s corporate values. This structure is closely aligned with Threadneedle’s investment principles of sharing ideas and effective communication.

Investment professionals are formally reviewed once a year, and the performance year runs from January to December. However, we also take into consideration longer-term performance (rolling three and five years) together with a manager’s contribution to the investment dialogue and desk success and their control of and adherence to our risk controls.

(39)	Invesco: Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Subadviser	Performance time period(1)
Invesco(2)	One-, Three- and Five-year performance against Fund peer group.

(1)	Rolling time periods based on calendar year-end.

(2)	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

(40)	JPMIM: J.P. Morgan Investment Management Inc.’s (JP Morgan) portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 108

exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

(41)	Jennison: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio manager are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio manager:

•

One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices, such as the Russell Midcap® Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The qualitative factors reviewed for the portfolio manager may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

(42)	MFS: Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the Russell 1000 Value Index was used to measure the portfolio managers performance for the Fund.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 109

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

(43)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman, an independent private equity firm. Mondrian is currently 67% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(44)	MSIM: Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary year-end compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 110

Discretionary year-end compensation may include:

•	Cash Bonus.

•	Long Term Incentive Compensation awards:

•

A mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of the Firm’s consolidated financial results; or constitutes a violation of the Firm’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors may include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

(45)	NFJ: Investment professional compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive program is designed to align compensation of key staff, managers, and executives with client success and longer-term company performance. Long-term incentive awards are granted annually under two plans. The first plan, the Allianz Global Investors Deferral Into Funds (“DIF”) allows participants to invest their award grant in Allianz Global Investor funds. The second plan, the Allianz Global Investors Long-Term Cash Bonus Plan (“LTIPA”) provides participants the opportunity to earn award appreciation as determined

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 111

by the earnings growth of Allianz Global Investors globally over a three-year period. Awards for both the DIF plan and LTIPA plan have a three-year vesting schedule and are paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

(46)	Winslow Capital: In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm. Finally, employees of Winslow Capital, including portfolio managers, have received profit interests in the firm which entitle their holders to participate in the firm’s growth over time.

(47)	Palisade: Palisade’s investment professionals each receive a fixed base salary based on his or her experience and responsibilities, as well as revenue sharing. The revenue sharing arrangement rewards investment professionals based on the results of their individual contributions to the portfolio. A percentage of the revenue from the accounts managed, including the Fund, is allocated to the portfolio management team. This amount is then adjusted based on the 1- and 3-year performance of the small/smid growth equity strategy’s investment returns relative to both the applicable benchmark and the peer group. Compensation is also based, in part, on the growth of the assets in the product. The resulting amount is subsequently allocated to team members based on individual performance. Palisade believes this factor helps align the interests of the investment teams and the Fund’s shareholders and promotes long-term performance goals. Management has the ability to increase the amount of incentive compensation paid at its own discretion.

(48)	TLC: Investment professionals are evaluated on specific responsibilities that include investment recommendations, quality of research, client retention, and overall contribution to the firm. Annual reviews are given and above average compensation increases plus bonuses are targeted with firm growth and individual performance. In addition, The London Company has a formal plan to offer ownership to key employees after they have been with the firm for 3-5 years.

(49)	WellsCap: The compensation structure for Wells Capital Management’s portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. Research analysts are evaluated on the overall team’s relative investment performance as well as the performance and quality of their individual research.

(50)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semiannually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 112

personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(51)	Denver: Denver Investments is a limited liability company with “members” or “partners” as the owners of the firm.

As a portfolio manager and partner of Denver Investments, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of Denver Investments may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool include the following factors: investment performance, growth of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investments, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites compared to the applicable benchmark index and peer group data, rather than any specific Fund or account result.

Portfolio managers can also participate in Denver Investments’ defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

(52)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(53)	Turner: Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Nearly all investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. We believe that the opportunity for each employee to become an equity owner is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of our firm. The firm distributes equity to those professionals who have made significant contributions to the success of the business.

(54)	RiverRoad: Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. For portfolio managers with longer-term employment agreements (contractual arrangements), a portion of bonus compensation has been contractually determined at a fixed percentage of their base salary. R. Andrew Beck and James C. Shircliff are contractual portfolio managers.

(55)	PIMCO: PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 113

exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(56)

Pyramis: Cesar Hernandez is the portfolio manager of the Pyramis® International Equity Fund and receives compensation for his services. As of December 31, 2012, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis, FMR (Pyramis’ ultimate parent company) or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable and (ii) the investment performance of other Pyramis equity accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 114

encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the Pyramis investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against the MSCI EAFE Index (net tax). The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

(57)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return,

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(58)	Sit Investment: The portfolio managers receive compensation from Sit Investment. The compensation of the portfolio managers is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include stock plans. Portfolio managers also participate in the profit sharing 401(k) plan of Sit Investment. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of Sit Investment’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (including the primary benchmark the Fund included in the composite, if any); Sit Investment’s growth in assets under management from new assets (which may include assets of the Fund); profitability of Sit Investment; and the quality of investment research efforts. Contributions made to Sit Investment’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

(59)	Victory Capital: Our compensation package for investment professionals includes a combination of 1) base salary; 2) annual cash bonus; 3) long-term deferred compensation; and/or 4) revenue sharing. Victory has a consistent, transparent compensation plan that gives teams a direct link to the success of their specific strategies, instilling a sense of ownership and long term commitment in their strategies.

(1)	We use the McLagan Compensation Survey as an objective benchmark to set base salary, (as well as other ranges) for each position.

(2)	Annual investment performance incentives are calculated by comparing actual portfolio performance versus an appropriate and comparable peer group over one-year, three-year and five-year time periods. We believe it is more appropriate for our managers to be evaluated against other institutional-quality managers than merely against their benchmark.

(3)	Senior investment professionals participate in a long-term compensation plan, which is directly tied to the net operating earnings growth of Victory and the performance of a portfolio of Victory strategies. This “phantom equity” creates a system where superior investment performance, as well as overall firm performance, is rewarded in a fashion similar to that of outright equity ownership. Awards are made annually and cliff vest in three years. There is a one-year employment contract tied to the award of these grants.

(4)	Reflecting our firm structure as a collection of boutiques, and in line with our goal of ownership thinking at the team level, select investment teams retain a percentage of ongoing revenues as a means of incentive compensation.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 115

ADMINISTRATIVE SERVICES

For funds other than Core Equity

Each fund, except for Core Equity (which is closed to new investors), has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fees are calculated as follows:

Table 13. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – 12,000,000,000	$12,000,000,001 +
Columbia Wanger International Equities	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Wanger U.S. Equities
DFA International Value
Emerging Markets
Global Bond
International Opportunity
Invesco International Growth
Mondrian International Small Cap
Morgan Stanley Global Real Estate
Partners Small Cap Growth
Partners Small Cap Value
Pyramis International Equity
Select Smaller-Cap Value
Seligman Global Technology
American Century Diversified Bond	0.070%	0.065%	0.060%	0.050%	0.040%
BlackRock Global Inflation-Protected Securities
Diversified Bond
Eaton Vance Floating-Rate Income
Emerging Markets Bond
High Yield Bond
Income Opportunities
J.P. Morgan Core Bond
Limited Duration Credit
PIMCO Mortgage-Backed Securities
U.S. Government Mortgage
Wells Fargo Short Duration Government

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 116

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – 12,000,000,000	$12,000,000,001 +
American Century Growth	0.060%	0.055%	0.050%	0.040%	0.030%
Balanced
Cash Management
Dividend Opportunity
Holland Large Cap Growth
Jennison Mid Cap Growth
Large Cap Growth
Large Core Quantitative
MFS Value
Mid Cap Growth Opportunity
Mid Cap Value Opportunity
NFJ Dividend Value
Nuveen Winslow Large Cap Growth
Select Large-Cap Value
Sit Dividend Growth
Victory Established Value
Aggressive Portfolio	0.020%	0.020%	0.020%	0.020%	0.020%
Conservative Portfolio
Moderate Portfolio
Moderately Aggressive Portfolio
Moderately Conservative Portfolio
S&P 500	0.100%	0.100%	0.100%	0.100%	0.100%

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each fund’s net assets as of the most recent fiscal period.

Table 14. Administrative Fees

	Administrative Services Fees Paid In					Effective Fee Rate
Fund	2012		2011	2010
Aggressive Portfolio	$648,041		$623,300	$313,085	(a)	0.02%
American Century Diversified Bond	1,660,908		1,381,128	689,809	(a)	0.06
American Century Growth	965,320		922,297	526,427	(a)	0.05
Balanced	501,271		524,729	552,751		0.06
BlackRock Global Inflation-Protected Securities	1,839,264		1,714,364	1,514,683		0.06
Cash Management	472,187		474,637	514,572		0.06
Columbia Wanger International Equities	462,243		411,378	223,194	(a)	0.08
Columbia Wanger U.S. Equities	559,079		528,745	272,631	(a)	0.08
Conservative Portfolio	617,901		450,466	244,187	(a)	0.02
DFA International Value	1,105,943		984,027	530,913	(a)	0.08
Diversified Bond	2,400,800		2,370,290	2,730,158		0.06
Dividend Opportunity	1,587,676		1,604,081	1,686,479		0.05
Eaton Vance Floating-Rate Income	598,310		595,804	298,661	(a)	0.07
Emerging Markets	727,124		754,414	723,873		0.08
Emerging Markets Bond	179,243	(b)	N/A	N/A		0.07
Global Bond	1,223,104		1,241,636	1,204,105		0.07
High Yield Bond	432,292		444,508	475,981		0.07
Holland Large Cap Growth	956,939		904,776	476,901	(a)	0.05

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 117

	Administrative Services Fees Paid In				Effective Fee Rate
Fund	2012	2011	2010
Income Opportunities	$781,169	$ 782,982	$961,449		0.07%
International Opportunity	319,803	389,959	411,095		0.08
Invesco International Growth	1,418,677	1,291,209	682,500	(a)	0.07
J.P. Morgan Core Bond	1,584,678	1,247,473	632,435	(a)	0.06
Jennison Mid Cap Growth	578,829	516,889	265,552	(a)	0.06
Large Cap Growth	153,880	152,758	136,482		0.06
Large Core Quantitative	710,399	731,312	738,432		0.06
Limited Duration Credit	1,706,806	1,614,379	794,155	(a)	0.06
MFS Value	994,834	898,364	447,314	(a)	0.05
Mid Cap Growth Opportunity	253,602	218,164	227,768		0.06
Mid Cap Value Opportunity	558,178	515,201	317,145		0.06
Moderate Portfolio	4,239,238	3,749,700	1,937,249	(a)	0.02
Moderately Aggressive Portfolio	2,526,177	2,424,234	1,221,792	(a)	0.02
Moderately Conservative Portfolio	1,244,868	999,779	525,486	(a)	0.02
Mondrian International Small Cap	278,592	247,712	131,221	(a)	0.08
Morgan Stanley Global Real Estate	355,908	312,324	165,678	(a)	0.08
NFJ Dividend Value	996,844	901,286	451,275	(a)	0.05
Nuveen Winslow Large Cap Growth	963,160	878,184	369,236	(a)	0.05
Partners Small Cap Growth	412,832	398,379	189,415	(a)	0.08
Partners Small Cap Value	1,173,680	1,089,894	1,013,654		0.07
PIMCO Mortgage-Backed Securities	911,722	786,052	407,796	(a)	0.07
Pyramis International Equity	887,414	823,537	437,802	(a)	0.08
S&P 500 Index	213,053	186,435	126,336		0.10
Select Large-Cap Value	212,115	22,216	13,204		0.06
Select Smaller-Cap Value	118,225	118,010	63,968		0.08
Seligman Global Technology	73,655	51,188	4,502		0.08
Sit Dividend Growth	651,410	733,601	892,861		0.06
U.S. Government Mortgage	861,270	798,185	572,107		0.07
Victory Established Value	545,759	518,597	284,306		0.06
Wells Fargo Short Duration Government	1,267,372	1,101,467	570,017	(a)	0.06

(a)	For the period from May 7, 2010 (when the fund became available) to Dec. 31, 2010.
(b)	For the period from April 30, 2012 (when the fund became available) to Dec. 31, 2012.

TRANSFER AGENCY SERVICES

For funds other than Core Equity

Each fund, other than Core Equity (which is closed to new investors), has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions and for acting as service agent in connection with dividend and distribution functions in connection with the sale and redemption of the fund’s shares. Under the agreement, the transfer agent will earn a fee equal to 0.06% of the average daily net assets of the fund with the exception of Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio, Moderately Aggressive Portfolio and Moderately Conservative Portfolio, which do not pay a direct fee for transfer agency services. The transfer agent may hire third parties to perform services under this agreement. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 118

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), 225 Franklin Street, Boston, MA 02110, an indirect wholly-owned subsidiary of Columbia Management, is the funds’ principal underwriter and distributor. Each fund’s shares are offered on a continuous basis.

PLAN AND AGREEMENT OF DISTRIBUTION

For funds other than Core Equity

To help defray the cost of distribution and servicing, each fund, other than Core Equity (which is closed to new investors), approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act with the distributor. The Plan is a reimbursement plan whereby the fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the fund’s average daily net assets on Class 2 and Class 4 shares and 0.125% on Class 3 shares. These fees are not applicable to Class 1 shares.

The distribution and/or shareholder service fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund, other than Core Equity, paid 12b-1 fees as shown in the following table.

Table 15. 12b-1 Fees

Fund	Class 2	Class 3	Class 4
Aggressive Portfolio	$ 2,369,857	N/A	$5,731,366
American Century Diversified Bond	10,580	N/A	N/A
American Century Growth	2,601	N/A	N/A
Balanced	N/A	$1,082,306	N/A
BlackRock Global Inflation-Protected Securities	17,156	389,286	N/A
Cash Management	20,575	624,321	N/A
Columbia Wanger International Equities	13,315	N/A	N/A
Columbia Wanger U.S. Equities	10,843	N/A	N/A
Conservative Portfolio	2,279,430	N/A	5,445,009
DFA International Value	5,048	N/A	N/A
Diversified Bond	52,961	1,880,679	N/A
Dividend Opportinity	43,041	1,508,201	N/A
Eaton Vance Floating-Rate Income	24,371	N/A	N/A
Emerging Markets	16,913	463,789	N/A
Emerging Markets Bond	5	N/A	N/A
Global Bond	18,499	547,138	N/A
High Yield Bond	28,242	768,978	N/A
Holland Large Cap Growth	7,087	N/A	N/A
Income Opportunities	16,402	318,781	N/A
International Opportunity	7,860	475,235	N/A
Invesco International Growth	6,191	N/A	N/A
J.P. Morgan Core Bond	10,712	N/A	N/A
Jennison Mid Cap Growth	4,377	N/A	N/A
Large Cap Growth	22,077	249,913	N/A
Large Core Quantitative	1,731	1,587,150	N/A
Limited Duration Credit	12,307	N/A	N/A

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 119

Fund	Class 2	Class 3	Class 4
MFS Value	$5,616	N/A	N/A
Mid Cap Growth Opportunity	1,913	$366,651	N/A
Mid Cap Value Opportunity	3,524	122,813	N/A
Moderate Portfolio	16,247,020	N/A	$36,748,112
Moderately Aggressive Portfolio	9,567,211	N/A	22,012,779
Moderately Conservative Portfolio	4,929,652	N/A	10,632,566
Mondrian International Small Cap	16	N/A	N/A
Morgan Stanley Global Real Estate	11,609	N/A	N/A
NFJ Dividend Value	6,970	N/A	N/A
Nuveen Winslow Large Cap Growth	2,757	N/A	N/A
Partners Small Cap Growth	2,472	N/A	N/A
Partners Small Cap Value	3,007	265,401	N/A
PIMCO Mortgage-Backed Securities	5,961	N/A	N/A
Pyramis International Equity	2,316	N/A	N/A
S&P 500 Index	39,224	246,684	N/A
Select Large-Cap Value	3,089	39,623	N/A
Select Smaller-Cap Value	34,887	86,507	N/A
Seligman Global Technology	165,492	N/A	N/A
Sit Dividend Growth	4,439	73,731	N/A
U.S. Government Mortgage	81,602	396,934	N/A
Victory Established Value	7,518	20,203	N/A
Wells Fargo Short Duration Government	3,573	N/A	N/A

ADDITIONAL SELLING AGENT PAYMENTS

Additional Financial Intermediary Payments

Life insurance companies that issue the variable annuity contracts or variable life insurance policies through separate accounts for which the funds serve as underlying investment vehicles, retirement plan, sponsors, banks, broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates (Selling Agents) may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling Agent make investments in the funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating Selling Agent personnel about the funds and shareholder financial planning needs, placement on the Selling Agent’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Selling Agent, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 120

factors: average net assets of the Funds distributed by the distributor attributable to that Selling Agent, gross sales of the Funds distributed by the distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for a Selling Agent receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a Selling Agent may enable the Selling Agent to offset credits that it may provide to customers.

As of April 2013, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with respect to the funds from the distributor and/or other Ameriprise Financial affiliates:

•	Allianz Life Insurance Company of America and Allianz Life Insurance Company of NY

•	American United Life

•	Equitrust Life Insurance

•	First Great West Life & Annuity Insurance Company

•	Genworth Life & Annuity Insurance

•	Genworth Life Insurance Company of New York

•	Great West Life & Annuity Company

•	Guardian Insurance & Annuity Company

•	Hartford Life Insurance Company

•	ING USA Annuity and Life Insurance Company

•	Jefferson National Life Insurance Company

•	Liberty Life Assurance Company of Boston

•	Monumental Life Insurance Company

•	National Integrity Life Insurance Company

•	New York Life Insurance & Annuity Corporation

•	Prudential Annuities Life Assurance Corporation

•	RiverSource Life Insurance Company and RiverSource Life Insurance Company of NY

•	Security Benefit Life Insurance

•	SunAmerica Annuity & Life Assurance Company

•	Sun Life Assurance Co of Canada

•	Sun Life Insurance & Annuity Co of NY

•	Independence Life & Annuity Co

•	Transamerica Financial

•	Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York

•	The Union Central Life Insurance Company

The distributor and/or the investment manager may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 121

the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The fund’s securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 South, Marquette Avenue, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustees, to provide office space for use by the funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 South Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The fund is owned by Accounts of participating affiliated and unaffiliated insurance companies, Qualified Plans and other qualified institutional investors authorized by the distributor. The shares of a fund represent an interest in that fund’s assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance contract prospectus or your Plan documents. All shares have voting rights over the fund’s management and fundamental policies. Each share is entitled to vote based on the total dollar interest in the fund. All shares have cumulative voting rights with respect to the election of Board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the contract owner’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 122

and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Table 16. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Funds Variable Series Trust II(1)	9/11/07		Business Trust	MA	12/31
Columbia Variable Portfolio – Balanced Fund(2)		4/30/86				Yes
Columbia Variable Portfolio – Cash Management Fund		10/31/81				Yes
Columbia Variable Portfolio – Core Equity Fund		9/10/04				Yes
Columbia Variable Portfolio – Diversified Bond Fund(3)		10/13/81				Yes
Columbia Variable Portfolio – Dividend Opportunity Fund(10)		9/15/99				Yes
Columbia Variable Portfolio – Emerging Markets Fund(2),(4),(7),(11)		5/1/00				Yes
Columbia Variable Portfolio – Emerging Markets Bond Fund		4/30/12				No
Columbia Variable Portfolio – Large Core Quantitative Fund(4),(5),(11)		10/13/81				Yes
Columbia Variable Portfolio – Global Bond Fund		5/1/96				No
Columbia Variable Portfolio – High Yield Bond Fund(3)		5/1/96				Yes
Columbia Variable Portfolio – Income Opportunities Fund		6/1/04				Yes
Columbia Variable Portfolio – International Opportunity Fund(2),(4)		1/13/92				Yes
Columbia Variable Portfolio – Large Cap Growth Fund(5),(7)		9/15/99				Yes
Columbia Variable Portfolio – Limited Duration Credit Fund(7)		5/7/10				Yes
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund(2),(7)		5/1/01				Yes
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund(7)		5/2/05				Yes
Columbia Variable Portfolio – S&P 500 Index Fund		5/1/00				Yes
Columbia Variable Portfolio – Select Large-Cap Value Fund(5),(7)		02/4/04				Yes
Columbia Variable Portfolio – Select Smaller-Cap Value Fund(5),(7)		9/15/99				Yes

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 123

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Variable Portfolio – Seligman Global Technology Fund(7)		5/1/96				Yes
Columbia Variable Portfolio – U.S. Government Mortgage Fund(3)		9/15/99				Yes
Variable Portfolio – Aggressive Portfolio		5/7/10				Yes
Variable Portfolio – American Century Diversified Bond Fund		5/7/10				Yes
Variable Portfolio – American Century Growth Fund		5/7/10				Yes
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund(8)		9/13/04				No
Variable Portfolio – Columbia Wanger International Equities Fund		5/7/10				Yes
Variable Portfolio – Columbia Wanger U.S. Equities Fund		5/7/10				Yes
Variable Portfolio – Conservative Portfolio		5/7/10				Yes
Variable Portfolio – DFA International Value Fund		5/7/10				Yes
Variable Portfolio – Eaton Vance Floating-Rate Income Fund		5/7/10				Yes
Variable Portfolio – Holland Large Cap Growth Fund(13)		5/7/10				Yes
Variable Portfolio – Invesco International Growth Fund		5/7/10				Yes
Variable Portfolio – J.P. Morgan Core Bond Fund		5/7/10				Yes
Variable Portfolio – Jennison Mid Cap Growth Fund		5/7/10				Yes
Variable Portfolio – MFS Value Fund		5/7/10				Yes
Variable Portfolio – Moderate Portfolio		5/7/10				Yes
Variable Portfolio – Moderately Aggressive Portfolio		5/7/10				Yes
Variable Portfolio – Moderately Conservative Portfolio		5/7/10				Yes
Variable Portfolio – Mondrian International Small Cap Fund		5/7/10				Yes
Variable Portfolio – Morgan Stanley Global Real Estate Fund		5/7/10				Yes***
Variable Portfolio – NFJ Dividend Value Fund		5/7/10				Yes
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund		5/7/10				Yes
Variable Portfolio – Partners Small Cap Growth Fund		5/7/10				Yes
Variable Portfolio – Partners Small Cap Value Fund(6),(9)		8/14/01				Yes
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund		5/7/10				Yes
Variable Portfolio – Pyramis International Equity Fund		5/7/10				Yes
Variable Portfolio – Sit Dividend Growth Fund(6),(9),(14)		5/1/06				Yes
Variable Portfolio – Victory Established Value Fund(6),(9),(14)		2/4/04				Yes
Variable Portfolio – Wells Fargo Short Duration Government Fund		5/7/10				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010 and April 29, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.

**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 124

***	Effective May 8, 2013, the fund is reclassified as a diversified fund.

(1)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations. RiverSource Variable Series Trust changed its name to Columbia Funds Variable Series Trust II effective April 25, 2011.

(2)	Effective Oct. 1, 2005, Variable Portfolio – Equity Select Fund changed its name to Variable Portfolio – Mid Cap Growth Fund, Variable Portfolio – Threadneedle Emerging Markets Fund changed its name to Variable Portfolio – Emerging Markets Fund, Variable Portfolio – Threadneedle International Fund changed its name to Variable Portfolio – International Opportunity Fund, and Variable Portfolio – Managed Fund changed its name to Variable Portfolio – Balanced Fund.

(3)	Effective June 27, 2003, Variable Portfolio – Bond Fund changed its name to Variable Portfolio – Diversified Bond Fund, Variable Portfolio – Extra Income Fund changed its name to Variable Portfolio – High Yield Bond Fund and Variable Portfolio – Federal Income Fund changed its name to Variable Portfolio – Short Duration U.S. Government Fund. Effective May 1, 2013, Columbia Variable Portfolio – Short Duration U.S. Government Fund changed its name to Columbia Variable Portfolio – U.S. Government Mortgage Fund.

(4)	Effective July 9, 2004, Variable Portfolio – Capital Resource Fund changed its name to Variable Portfolio – Large Cap Equity Fund, Variable Portfolio – Emerging Markets Fund changed its name to Variable Portfolio – Threadneedle Emerging Markets Fund and Variable Portfolio – International Fund changed its name to Variable Portfolio – Threadneedle International Fund.

(5)	Effective May 1, 2009, RiverSource Variable Portfolio – Growth Fund changed its name to Seligman Variable Portfolio – Growth Fund, RiverSource Variable Portfolio – Large Cap Equity Fund changed its name to RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Large Cap Value Fund changed its name to Seligman Variable Portfolio – Larger-Cap Value Fund, and RiverSource Variable Portfolio – Small Cap Advantage Fund changed its name to Seligman Variable Portfolio – Smaller-Cap Value Fund.

(6)	Effective March 31, 2008, RiverSource Variable Portfolio – Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio – Fundamental Value Fund; RiverSource Variable Portfolio – Select Value Fund changed its name to RiverSource Partners Variable Portfolio – Select Value Fund; and RiverSource Variable Portfolio – Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio – Small Cap Value Fund.

(7)	Effective May 2, 2011, Seligman Variable Portfolio – Growth Fund changed its name to Columbia Variable Portfolio – Large Cap Growth Fund; Seligman Variable Portfolio – Smaller Cap Value Fund changed its name to Columbia Variable Portfolio – Select Smaller-Cap Value Fund; Threadneedle Variable Portfolio – Emerging Markets Fund changed its name to Columbia Variable Portfolio – Emerging Markets Opportunity Fund; Threadneedle Variable Portfolio – International Opportunity Fund changed its name to Columbia Variable Portfolio – International Opportunity Fund; RiverSource Variable Portfolio – Mid Cap Growth Fund changed its name to Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund; Seligman Variable Portfolio – Larger Cap Value Fund changed its name to Columbia Variable Portfolio – Select Large-Cap Value Fund; RiverSource Variable Portfolio – Limited Duration Bond Fund changed its name to Columbia Variable Portfolio – Limited Duration Credit Fund; RiverSource Variable Portfolio – Mid Cap Value Fund changed its name to Columbia Variable Portfolio – Mid Cap Value Opportunity Fund; and Seligman Global Technology Portfolio changed its name to Columbia Variable Portfolio – Seligman Global Technology Fund.

(8)	Effective June 8, 2005, Variable Portfolio – Inflation Protected Securities Fund changed its name to Variable Portfolio – Global Inflation Protected Securities Fund and effective Oct. 19, 2012 the fund changed its name to Variable Portfolio – BlackRock Global Inflation – Protected Securities Fund.

(9)	Effective May 1, 2010, RiverSource Partners Variable Portfolio – Fundamental Value Fund changed its name to Variable Portfolio – Davis New York Venture Fund; RiverSource Partners Variable Portfolio – Select Value Fund changed its name to Variable Portfolio – Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio – Small Cap Value Fund changed its name to Variable Portfolio – Partners Small Cap Value Fund.

(10)	Effective June 29, 2012, Columbia Variable Portfolio – Diversified Equity Income Fund changed its name to Columbia Variable Portfolio – Dividend Opportunity Fund.

(11)	Effective Aug. 28, 2012, Columbia Variable Portfolio – Dynamic Equity Fund changed its name to Columbia Variable Portfolio – Large Core Quantitative Fund and Columbia Variable Portfolio – Emerging Markets Opportunity Fund changed its name to Columbia Variable Portfolio – Emerging Markets Fund.

(12)	Effective May 2, 2011, RiverSource Variable Portfolio – Limited Duration Bond Fund changed its name to Columbia Variable Portfolio – Limited Duration Credit Fund.

(13)	Effective March 25, 2013, Variable Portfolio – Marsico Growth Fund changed its name to Variable Portfolio – Holland Large Cap Growth Fund.

(14)	Effective Nov. 16, 2012, Variable Portfolio – Davis New York Venture Fund changed its name to Variable Portfolio – Sit Dividend Growth Fund and Variable Portfolio – Goldman Sachs Mid Cap Value Fund changed its name to Variable Portfolio – Victory Established Value Fund.

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”),

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 125

which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Table 17. Trustees and Officers

Independent Trustees

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Contracts, Compliance, Investment Review
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None	Audit, Investment Review
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	129	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 126

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None	Audit, Compliance Investment Review
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board, Contracts, Governance, Investment Review
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1983-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007	Contracts, Compliance, Investment Review

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 127

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	131	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002	Audit, Executive, Investment Review

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 128

Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 129

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 130

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Chief Accounting Officer since 4/11 and Vice President since 3/11 for RiverSource Funds and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010 – January 2013 and Group Counsel from November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 131

trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 South Marquette Avenue, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustees, as encapsulated in their bios included in the above table.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 132

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members. The committee held 7 meetings during the last fiscal year.

Compliance Committee — Supports the funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters. The committee held 5 meetings during the last fiscal year.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held 6 meetings during the last fiscal year.

Executive Committee — Acts, as needed, for the Board between meetings of the Board. The committee held 1 meeting during the last fiscal year.

Investment Review Committee — Reviews and oversees the management of the funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 6 meetings during the last fiscal year.

Audit Committee — Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds’ financial statements and independent audits as well as the funds’ compliance with legal and regulatory requirements relating to the funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures. The committee held 6 meetings during the last fiscal year.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 133

BOARD MEMBER HOLDINGS

The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2012 of all funds overseen by the Board members. All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no Board member owns any shares of Variable Portfolio funds.

Table 18. Board Member Holdings — All Funds

Based on net asset values as of Dec. 31, 2012:

Board Member	Aggregate Dollar Range of Equity Securities of All Funds Overseen by Board Member
Kathleen Blatz	Over $100,000
Edward Boudreau	Over $100,000*
Pamela G. Carlton	Over $100,000*
William Carmichael	Over $100,000*
Patricia M. Flynn	Over $100,000*
William Hawkins	Over $100,000*
R. Glenn Hilliard	Over $100,000*
Stephen R. Lewis, Jr.	Over $100,000*
Catherine James Paglia	Over $100,000*
Leroy C. Richie	Over $100,000
Anthony Santomero	Over $100,000
Minor Shaw	Over $100,000*
Alison Taunton-Rigby	Over $100,000*
William F. Truscott	Over $100,000

*	Includes deferred compensation invested in share equivalents as well as amounts invested through 529 plans established by the Trustee.

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the Fund Family in the fiscal year ended Dec. 31, 2012.

Table 19. Board Member Compensation — All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Board Member
Kathleen Blatz	$250,000
Edward Boudreau	$255,000	(b)
Pamela Carlton	$237,500	(b)
William Carmichael	$242,500
Patricia Flynn	$247,500	(b)
William Hawkins	$255,000	(b)
R. Glenn Hilliard	$230,000	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher(c)	$185,000	(b)
John Nagorniak(c)	$163,750	(b)
Catherine James Paglia	$255,000	(b)
Leroy C. Richie	$252,500
Anthony Santomero	$230,000
Minor Shaw	$232,500	(b)
Alison Taunton-Rigby	$285,000	(b)

(a)

Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 134

attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $45,900, $95,000, $123,750, $63,750, $230,000, $143,000, $185,000, $49,125, $127,500, $116,250 and $153,626, respectively. Amount deferred by fund is set forth in Table 21. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size, and, in doing so, they seek to set their compensation from the Fund at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other Independent Trustees.

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all funds in the Fund Family overseen by them. Additionally, the legacy RiverSource Fund Trustees each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”) based, in part, on the relative assets among the two Closed-End Funds. The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated from the Closed-End Funds.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia fund and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during the fiscal year ended Dec. 31, 2012.

Table 20. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Leroy Richie	Santomero	Shaw	Taunton- Rigby
Aggressive Portfolio – total	560	609	531	579	549	609	549	992	416	386	568	561	549	555	568
Amount deferred	0	110	212	0	274	152	549	92	416	116	284	0	0	277	341
American Century Diversified Bond – total	3,721	4,029	3,529	3,831	3,639	4,029	3,621	6,604	2,709	2,480	3,769	3,720	3,615	3,657	3,769
Amount deferred	0	725	1,412	0	1,820	1,007	3,621	643	2,709	744	1,885	0	0	1,828	2,262
American Century Growth – total	2,721	2,938	2,579	2,792	2,668	2,938	2,656	4,842	2,034	1,886	2,746	2,723	2,657	2,686	2,746
Amount deferred	0	529	1,032	0	1,334	734	2,656	471	2,034	566	1,373	0	0	1,343	1,643
Balanced – total	1,613	1,743	1,529	1,656	1,580	1,743	1,572	2,863	1,199	1,109	1,630	1,614	1,573	1,590	1,630
Amount deferred	0	314	612	0	790	436	1,572	276	1,199	333	815	0	0	795	978

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 135

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Leroy Richie	Santomero	Shaw	Taunton- Rigby
BlackRock Global Inflation-Protected Securities – total	4,124	4,462	3,910	4,241	4,037	4,462	4,019	7,329	3,058	2,632	4,174	4,124	4,019	4,062	4,171
Amount deferred	0	803	1,564	0	2,018	1,115	4,019	715	3,058	850	2,087	0	0	2,031	2,503
Cash Management – total	1,559	1,686	1,478	1,602	1,528	1,686	1,521	2,769	1,166	1,085	1,577	1,560	1,522	1,538	1,577
Amount deferred	0	304	591	0	764	422	1,521	267	1,166	325	788	0	0	769	946
Columbia Wanger International Equities – total	1,259	1,358	1,193	1,291	1,233	1,358	1,226	2,236	930	855	1,272	1,259	1,225	1,239	1,272
Amount deferred	0	244	477	0	617	339	1,226	215	930	256	636	0	0	620	763
Columbia Wanger U.S. Equities – total	1,418	1,534	1,344	1,458	1,390	1,534	1,387	2,527	1,056	980	1,433	1,419	1,386	1,403	1,433
Amount deferred	0	276	538	0	695	384	1,387	243	1,056	294	716	0	0	701	860
Conservative Portfolio – total	560	609	531	579	549	609	549	992	416	386	568	561	549	555	568
Amount deferred	0	110	212	0	274	152	549	92	416	116	284	0	0	277	341
Core Equity – total	788	851	747	809	772	851	768	1,400	586	540	798	789	767	776	798
Amount deferred	0	153	299	0	386	213	768	132	586	162	399	0	0	388	479
DFA International Value – total	2,318	2,506	2,199	2,383	2,273	2,506	2,264	4,126	1,706	1,568	2,346	2,321	2,260	2,289	2,346
Amount deferred	0	451	880	0	1,137	626	2,264	400	1,706	470	1,173	0	0	1,144	1,407
Diversified Bond – total	5,493	5,927	5,208	5,634	5,382	5,927	5,351	9,761	4,096	3,803	5,549	5,495	5,352	5,408	5,547
Amount deferred	0	1,067	2,083	0	2,691	1,482	5,351	955	4,096	1,141	2,775	0	0	2,704	3,328
Dividend Opportunity – total	4,231	4,578	4,012	4,351	4,148	4,578	4,137	7,517	3,157	2,934	4,277	4,235	4,138	4,183	4,275
Amount deferred	0	824	1,605	0	2,074	1,145	4,137	734	3,157	880	2,139	0	0	2,092	2,565
Eaton Vance Floating-Rate Income – total	1,642	1,777	1,557	1,689	1,609	1,777	1,603	4,827	1,244	1,158	1,662	1,643	148	1,621	1,660
Amount deferred	0	320	623	0	805	444	1,603	470	1,244	347	831	0	0	811	996
Emerging Markets – total	1,688	1,824	1,600	1,733	1,655	1,824	1,648	3,003	1,251	1,158	1,706	1,690	1,647	1,667	1,706
Amount deferred	0	328	640	0	828	456	1,648	290	1,251	347	853	0	0	833	1,023
Emerging Markets Bond – total	653	727	622	695	624	727	623	1,154	403	314	681	645	619	623	679
Amount deferred	0	131	249	0	312	182	623	107	403	94	341	0	0	311	407
Global Bond – total	2,558	2,761	2,425	2,624	2,508	2,761	2,494	4,550	1,909	1,774	2,583	2,560	2,495	2,522	2,583
Amount deferred	0	497	970	0	1,254	690	2,494	442	1,909	532	1,291	0	0	1,261	1,550
High Yield Bond – total	1,316	1,425	1,248	1,355	1,289	1,425	1,286	2,340	974	902	1,334	1,317	1,285	1,300	1,331
Amount deferred	0	257	499	0	645	356	1,286	225	974	270	667	0	0	650	799
Holland Large Cap Growth – total	2,697	2,912	2,557	2,768	2,644	2,912	2,633	4,801	2,016	1,870	2,725	2,699	2,634	2,662	2,722
Amount deferred	0	524	1,023	0	1,322	728	2,633	467	2,016	561	1,362	0	0	1,331	1,633
Income Opportunities – total	2,006	2,172	1,902	2,064	1,965	2,172	1,958	3,570	1,531	1,429	2,030	2,007	1,964	1,980	2,030
Amount deferred	0	391	761	0	983	543	1,958	346	1,531	429	1,015	0	0	990	1,218
International Opportunity – total	1,049	1,132	994	1,076	1,029	1,132	1,023	1,865	783	725	1,060	1,050	1,023	1,035	1,060
Amount deferred	0	204	398	0	514	283	1,023	178	783	218	530	0	0	517	636
Invesco International Growth – total	2,871	3,100	2,722	2,947	2,814	3,100	2,799	5,108	2,123	1,955	2,904	2,873	2,798	2,829	2,901
Amount deferred	0	558	1,089	0	1,407	775	2,799	497	2,123	587	1,452	0	0	1,415	1,741
J.P. Morgan Core Bond – total	3,553	3,850	3,370	3,662	3,472	3,850	3,453	6,305	2,565	2,332	3,608	3,551	3,446	3,487	3,605
Amount deferred	0	693	705	0	1,736	963	3,453	613	2,565	700	1,804	0	0	1,743	2,163
Jennison Mid Cap Growth – total	1,773	1,915	1,681	1,820	1,737	1,915	1,729	3,157	1,312	1,209	1,794	1,774	1,727	1,748	1,792
Amount deferred	0	345	672	0	869	479	1,729	305	1,312	363	897	0	0	874	1,075
Large Cap Growth – total	870	942	825	896	852	942	851	1,542	646	598	882	870	851	860	879
Amount deferred	0	170	330	0	426	236	851	146	646	180	441	0	0	430	528
Large Core Quantitative – total	2,100	2,270	1,991	2,157	2,059	2,270	2,050	3,739	1,565	1,449	2,124	2,102	2,051	2,073	2,122
Amount deferred	0	409	796	0	1,029	567	2,050	363	1,565	435	1,062	0	0	1,037	1,273
Limited Duration Credit – total	3,860	4,170	3,659	3,962	3,782	4,170	3,765	6,856	2,871	2,670	3,896	3,861	3,765	3,807	3,896
Amount deferred	0	751	1,464	0	1,891	1,042	3,765	669	2,871	801	1,948	0	0	1,903	2,337

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 136

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Leroy Richie	Santomero	Shaw	Taunton- Rigby
MFS Value – total	2,778	2,999	2,634	2,851	2,723	2,999	2,709	4,940	2,061	1,903	2,805	2,779	2,709	2,739	2,805
Amount deferred	0	540	1,054	0	1,361	750	2,709	480	2,061	571	1,402	0	0	1,370	1,683
Mid Cap Growth Opportunity – total	1,060	1,151	1,006	1,095	1,036	1,151	1,032	1,876	769	696	1,078	1,060	1,030	1,042	1,078
Amount deferred	0	207	402	0	518	288	1,032	179	769	209	539	0	0	521	647
Mid Cap Value Opportunity – total	1,734	1,870	1,644	1,777	1,702	1,870	1,693	3,090	1,295	1,202	1,752	1,736	1,692	1,713	1,750
Amount deferred	0	337	658	0	851	468	1,693	299	1,295	361	876	0	0	856	1,050
Moderate Portfolio – total	560	609	531	579	549	609	549	992	416	386	567	561	549	555	567
Amount deferred	0	110	212	0	274	152	549	92	416	116	284	0	0	277	341
Moderately Aggressive Portfolio – total	560	609	531	579	549	609	549	992	416	386	568	561	549	555	568
Amount deferred	0	110	212	0	274	152	549	92	416	116	284	0	0	277	341
Moderately Conservative Portfolio – total	560	609	531	579	549	609	549	992	416	386	567	561	549	555	568
Amount deferred	0	110	212	0	274	152	549	92	416	116	284	0	0	277	341
Mondrian International Small Cap – total	975	1,055	925	1,003	956	1,055	952	1,732	721	665	989	976	951	962	987
Amount deferred	0	190	370	0	478	264	952	165	721	200	495	0	0	481	592
Morgan Stanley Global Real Estate – total	1,093	1,184	1,037	1,125	1,071	1,184	1,068	1,947	811	750	1,109	1,094	1,067	1,080	1,107
Amount deferred	0	213	415	0	536	296	1,068	186	811	225	555	0	0	540	664
NFJ Dividend Value – total	2,781	3,004	2,637	2,855	2,726	3,004	2,713	4,955	2,061	1,900	2,810	2,783	2,712	2,743	2,810
Amount deferred	0	541	1,055	0	1,363	751	2,713	482	2,061	570	1,405	0	0	1,371	1,686
Nuveen Winslow Large Cap Growth – total	2,713	2,930	2,572	2,784	2,660	2,930	2,648	4,827	2,026	1,877	2,742	2,715	2,649	2,678	2,739
Amount deferred	0	527	1,029	0	1,330	732	2,648	470	2,026	563	1,371	0	0	1,339	1,644
Partners Small Cap Growth – total	1,188	1,281	1,127	1,218	1,166	1,281	1,159	2,112	886	820	1,200	1,190	1,159	1,172	1,200
Amount deferred	0	231	451	0	583	320	1,159	203	886	246	600	0	0	586	720
Partners Small Cap Value – total	2,446	2,644	2,320	2,513	2,397	2,644	2,388	4,356	1,812	1,673	2,473	2,448	2,386	2,414	2,473
Amount deferred	0	476	928	0	1,199	661	2,388	423	1,812	502	1,237	0	0	1,207	1,484
PIMCO Mortgage-Backed Securities – total	2,232	2,416	2,117	2,298	2,183	2,416	2,173	3,960	1,637	1,504	2,260	2,231	2,172	2,196	2,260
Amount deferred	0	435	847	0	1,092	604	2,173	384	1,637	451	1,130	0	0	1,098	1,356
Pyramis International Equity – total	1,955	2,113	1,854	2,008	1,917	2,113	1,910	3,478	1,450	1,340	1,976	1,957	1,908	1,931	1,976
Amount deferred	0	380	742	0	958	528	1,910	337	1,450	402	988	0	0	965	1,185
S&P 500 Index – total	817	886	774	842	800	886	800	1,451	607	563	826	817	800	809	826
Amount deferred	0	160	310	0	400	222	800	137	607	169	413	0	0	404	496
Select Large-Cap Value – total	946	1,031	899	982	921	1,031	915	1,673	637	547	969	945	909	922	969
Amount deferred	0	186	359	0	460	258	915	158	637	164	485	0	0	461	582
Select Smaller-Cap Value – total	738	800	700	760	723	800	722	1,311	549	510	747	739	722	730	747
Amount deferred	0	144	280	0	362	200	722	124	549	153	374	0	0	365	448
Seligman Global Technology – total	668	726	634	690	655	726	655	1,188	496	460	679	669	655	663	676
Amount deferred	0	131	253	0	327	181	655	112	496	138	339	0	0	331	406
Sit Dividend Growth – total	1,991	2,141	1,887	2,034	1,957	2,141	1,947	3,548	1,531	1,444	2,002	1,994	1,951	1,971	2,002
Amount deferred	0	385	755	0	978	535	1,947	344	1,531	433	1,001	0	0	986	1,201
U.S. Government Mortgage – total	2,853	3,082	2,708	2,932	2,791	3,082	2,772	5,052	1,976	1,774	2,890	2,851	2,753	2,798	2,885
Amount deferred	0	555	1,083	0	1,395	771	2,772	489	1,976	532	1,445	0	0	1,399	1,731
Victory Established Value – total	1,698	1,836	1,610	1,745	1,664	1,836	1,657	3,020	1,255	1,156	1,716	1,699	1,656	1,675	1,716
Amount deferred	0	330	644	0	832	459	1,657	292	1,255	347	858	0	0	838	1,030
Wells Fargo Short Duration Government – total	2,948	3,191	2,796	3,034	2,884	3,191	2,869	5,234	2,161	1,984	2,988	2,948	2,867	2,899	2,986
Amount deferred	0	574	1,118	0	1,442	798	2,869	509	2,161	595	1,494	0	0	1,449	1,791

(a)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 137

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days prior to the date of this filing, owned 5% or more of any class of a fund’s shares (Principal Holders of Securities) and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares (Control Persons) are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote.

Table 21. Control Persons and Principal Holders

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Aggressive Portfolio	RIVERSOURCE LIFE	Class 2	92.34%	94.08%
		Class 4	94.92%
American Century Diversified Bond	VP – CONSERVATIVE	Class 1	13.83%	—
	VP – MODERATE	Class 1	43.11%	43.02%
	VP – MODERATELY AGGRESSIVE	Class 1	16.11%	—
	VP – MODERATELY CONSERVATIVE	Class 1	20.68%	—
	RIVERSOURCE LIFE	Class 2	96.50%	—
American Century Growth	VP – MODERATE	Class 1	43.12%	43.06%
	VP – MODERATELY AGGRESSIVE	Class 1	42.43%	42.37%
	VP – MODERATELY CONSERVATIVE	Class 1	8.85%	—
	RIVERSOURCE LIFE	Class 2	96.66%	—
Balanced	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (RIVERSOURCE LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 3	93.22%	93.22%
	RIVERSOURCE LIFE NY FOR INSIDE DISTRIBUTION (RIVERSOURCE LIFE of NY) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 3	6.27%	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 138

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Variable Portfolio – BlackRock Global Inflation-Protected Securities	VP – CONSERVATIVE	Class 1	7.94%	—
	VP – MODERATE	Class 1	49.77%	44.76%
	VP – MODERATELY AGGRESSIVE	Class 1	18.88%	—
	VP – MODERATELY CONSERVATIVE	Class 1	16.85%	—
	RIVERSOURCE LIFE	Class 2	96.01%	—
		Class 3	90.14%
	RIVERSOURCE LIFE OF NY	Class 3	6.52%	—
Cash Management	JPMCB NA CUST FOR VARIABLE PORTFOLIO – CONSERVATIVE FUND (VP – CONSERVATIVE) 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class 1	63.71%	39.46%
	JPMCB NA CUST FOR VARIABLE PORTFOLIO – MODERATELY CONSERVATIVE FUND (VP – MODERATELY CONSERVATIVE) 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class 1	36.28%	—
	RIVERSOURCE LIFE	Class 2	97.91%	57.05%
		Class 3	94.14%
	RIVERSOURCE LIFE of NY	Class 3	5.62%	—
Columbia Wanger International Equities	COLUMBIA VP – MANAGED VOLATILITY	Class 1	6.53%	—
	VP – MODERATE	Class 1	44.60%	43.99%
	VP – MODERATELY AGGRESSIVE	Class 1	38.24%	37.72%
	VP – MODERATELY CONSERVATIVE	Class 1	9.15%	—
	RIVERSOURCE LIFE	Class 2	93.11%	—
	RIVERSOURCE LIFE OF NY	Class 2	6.82%	—
Columbia Wanger U.S. Equities	VP – MODERATE	Class 1	40.58%	40.22%
	VP – MODERATELY AGGRESSIVE	Class 1	45.64%	45.24%
	VP – MODERATELY CONSERVATIVE	Class 1	8.21%	—
	RIVERSOURCE LIFE	Class 2	96.78%	—
Conservative Portfolio	RIVERSOURCE LIFE	Class 2	89.30%	63.43%
		Class 4	94.35%
	RIVERSOURCE LIFE OF NY	Class 2	5.72%	—
		Class 4	5.47%
Core Equity	RIVERSOURCE LIFE	Class 1	100.00%	100.00%
DFA International Value	COLUMBIA VP – MANAGED VOLATILITY	Class 1	6.13%	—
	VP – MODERATE	Class 1	42.82%	42.74%
	VP – MODERATELY AGGRESSIVE	Class 1	41.28%	41.20%
	VP – MODERATELY CONSERVATIVE	Class 1	7.79%	—
	RIVERSOURCE LIFE	Class 2	92.07%	—
	RIVERSOURCE LIFE OF NY	Class 2	7.73%	—
Diversified Bond	VP – CONSERVATIVE	Class 1	12.53%	—
	JPMCB NA CUST FOR VARIABLE PORTFOLIO – MODERATE FUND (VP – MODERATE) 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class 1	44.98%	29.28%
	JPMCB NA CUST FOR VARIABLE PORTFOLIO – MODERATELY AGGRESSIVE FUND (VP – MODERATELY AGGRESSIVE) 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class 1	16.06%	—
	VP – MODERATELY CONSERVATIVE	Class 1	19.95%	—
	RIVERSOURCE LIFE	Class 2	97.03%	32.23%
		Class 3	92.27%
	RIVERSOURCE LIFE of NY	Class 3	5.44%	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 139

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Dividend Opportunity	VP – MODERATE	Class 1	41.87%	55.43%
	VP – MODERATELY AGGRESSIVE	Class 1	40.46%	—
	VP – MODERATELY CONSERVATIVE	Class 1	7.88%	—
	RIVERSOURCE LIFE	Class 2	49.96%	36.27%
		Class 3	95.00%
	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (SUN LIFE U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	Class 2	40.88%	—
Eaton Vance Floating-Rate Income	COLUMBIA VP – MANAGED VOLATILITY	Class 1	6.10%	—
	RIVERSOURCE LIFE	Class 2	96.37%	—
	VP – CONSERVATIVE	Class 1	8.94%	—
	VP – MODERATE	Class 1	42.16%	41.19%
	VP – MODERATELY AGGRESSIVE	Class 1	30.93%	30.21%
	VP – MODERATELY CONSERVATIVE	Class 1	11.81%	—
Emerging Markets	VP – MODERATE	Class 1	47.08%	—
	VP – MODERATELY AGGRESSIVE	Class 1	42.74%	—
	VP – MODERATELY CONSERVATIVE	Class 1	5.35%	—
	RIVERSOURCE LIFE	Class 2	96.58%	35.89%
		Class 3	94.57%
	RIVERSOURCE LIFE OF NY	Class 3	5.17%	—
Emerging Markets Bond	COLUMBIA MGMT INVESTMENT ADVSR LLC (COLUMBIA MANAGEMENT) ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class 2	100.00%	—
	VP – CONSERVATIVE	Class 1	6.68%	—
	VP – MODERATE	Class 1	50.45%	50.45%
	VP – MODERATELY AGGRESSIVE	Class 1	27.31%	27.31%
	VP – MODERATELY CONSERVATIVE	Class 1	15.56%	—
Global Bond	JPMCB NA CUST FOR COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY FUND (COLUMBIA VP – MANAGED VOLATILITY) 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class 1	6.20%	—
	VP – CONSERVATIVE	Class 1	5.73%	—
	VP – MODERATE	Class 1	45.79%	33.85%
	VP – MODERATELY AGGRESSIVE	Class 1	27.09%	—
	VP – MODERATELY CONSERVATIVE	Class 1	10.47%	—
	RIVERSOURCE LIFE	Class 2	95.89%	—
		Class 3	94.56%
	RIVERSOURCE LIFE OF NY	Class 3	5.44%	—
High Yield Bond	COLUMBIA MANAGEMENT	Class 1	100.00%	—
	RIVERSOURCE LIFE	Class 2	96.91%	92.75%
		Class 3	92.61%
Holland Large Cap Growth	VP – MODERATE	Class 1	42.67%	42.55%
	VP – MODERATELY AGGRESSIVE	Class 1	42.22%	42.09%
	VP – MODERATELY CONSERVATIVE	Class 1	9.01%	—
	RIVERSOURCE LIFE	Class 2	94.21%	—
	RIVERSOURCE LIFE OF NY	Class 2	5.60%	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 140

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Income Opportunities	COLUMBIA VP – MANAGED VOLATILITY	Class 1	9.08%	—
	VP – CONSERVATIVE	Class 1	5.02%	—
	VP – MODERATE	Class 1	57.21%	42.48%
	VP – MODERATELY AGGRESSIVE	Class 1	20.66%	—
	VP – MODERATELY CONSERVATIVE	Class 1	7.87%	—
	RIVERSOURCE LIFE	Class 2	96.39%	—
		Class 3	92.79%
	RIVERSOURCE LIFE OF NY	Class 3	5.12%	—
International Opportunity	INDEPENDENCE LIFE AND ANNUITY CO (INDEPENDENCE LIFE) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS MA 02481-9133	Class 1	8.26%	—
	RIVERSOURCE LIFE	Class 2	66.68%	88.96%
		Class 3	93.08%
	RIVERSOURCE LIFE OF NY	Class 3	6.69%	—
	SUN LIFE (U.S.)	Class 1	81.68%	—
		Class 2	27.46%
Invesco International Growth	VP – MODERATE	Class 1	42.29%	42.21%
	VP – MODERATELY AGGRESSIVE	Class 1	42.54%	42.46%
	VP – MODERATELY CONSERVATIVE	Class 1	8.55%	—
	RIVERSOURCE LIFE	Class 2	94.14%	—
	RIVERSOURCE LIFE OF NY	Class 2	5.69%	—
J.P. Morgan Core Bond	VP – CONSERVATIVE	Class 1	14.07%	—
	VP – MODERATE	Class 1	43.84%	43.75%
	VP – MODERATELY AGGRESSIVE	Class 1	15.33%	—
	VP – MODERATELY CONSERVATIVE	Class 1	20.75%	—
	RIVERSOURCE LIFE	Class 2	95.61%	—
Jennison Mid Cap Growth	COLUMBIA VP – MANAGED VOLATILITY	Class 1	5.21%	—
	VP – MODERATE	Class 1	44.30%	44.19%
	VP – MODERATELY AGGRESSIVE	Class 1	38.87%	38.77%
	VP – MODERATELY CONSERVATIVE	Class 1	8.90%	—
	RIVERSOURCE LIFE	Class 2	92.92%	—
	RIVERSOURCE LIFE OF NY	Class 2	7.14%	—
Large Cap Growth	VP – MODERATE	Class 1	40.77%	32.65%
	VP – MODERATELY AGGRESSIVE	Class 1	38.69%	30.99%
	VP – MODERATELY CONSERVATIVE	Class 1	8.23%	—
	RIVERSOURCE LIFE	Class 2	36.25%	—
		Class 3	95.71%
	SUN LIFE (U.S.)	Class 2	51.90%	—
	SUN LIFE INSURANCE AND ANNUITY CO OF NEW YORK (SUN LIFE OF NY) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	Class 2	8.15%	—
Large Core Quantitative	VP – CONSERVATIVE	Class 1	6.70%	—
	VP – MODERATE	Class 1	48.83%	—
	VP – MODERATELY AGGRESSIVE	Class 1	37.28%	—
	VP – MODERATELY CONSERVATIVE	Class 1	7.02%	—
	RIVERSOURCE LIFE	Class 2	99.24%	90.83%
		Class 3	91.12%
	RIVERSOURCE LIFE OF NY	Class 3	5.80%	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 141

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Limited Duration Credit	VP – CONSERVATIVE	Class 1	8.91%	—
	VP – MODERATE	Class 1	47.11%	46.98%
	VP – MODERATELY AGGRESSIVE	Class 1	18.13%	—
	VP – MODERATELY CONSERVATIVE	Class 1	19.19%	—
	RIVERSOURCE LIFE	Class 2	95.33%	—
MFS Value	VP – MODERATE	Class 1	43.14%	43.06%
	VP – MODERATELY AGGRESSIVE	Class 1	41.72%	41.46%
	VP – MODERATELY CONSERVATIVE	Class 1	8.27%	—
	RIVERSOURCE LIFE	Class 2	96.10%	—
Mid Cap Growth Opportunity	VP – MODERATE	Class 1	46.22%	—
	VP – MODERATELY AGGRESSIVE	Class 1	42.35%	—
	VP – MODERATELY CONSERVATIVE	Class 1	8.72%	—
	RIVERSOURCE LIFE	Class 2	96.25%	51.41%
		Class 3	92.70%
	RIVERSOURCE LIFE OF NY	Class 3	5.81%	—
Mid Cap Value Opportunity	COLUMBIA VP – MANAGED VOLATILITY	Class 1	5.23%	—
	VP – MODERATE	Class 1	43.09%	37.58%
	VP – MODERATELY AGGRESSIVE	Class 1	40.24%	35.09%
	VP – MODERATELY CONSERVATIVE	Class 1	7.40%	—
	RIVERSOURCE LIFE	Class 2	96.43%	—
		Class 3	94.64%
Moderate Portfolio	RIVERSOURCE LIFE	Class 2	89.58%	92.67%
		Class 4	94.21%
	RIVERSOURCE LIFE OF NY	Class 2	5.42%	—
		Class 4	5.60%
Moderately Aggressive Portfolio	RIVERSOURCE LIFE	Class 2	90.34%	93.27%
		Class 4	94.64%
	RIVERSOURCE LIFE OF NY	Class 4	5.10%	—
Moderately Conservative Portfolio	RIVERSOURCE LIFE	Class 2	90.29%	93.11
		Class 4	86.19%
	RIVERSOURCE LIFE OF NY	Class 2	5.40%	—
		Class 4	13.75%
Mondrian International Small Cap	COLUMBIA MANAGEMENT	Class 2	100.00%	—
	COLUMBIA VP – MANAGED VOLATILITY	Class 1	10.83%	—
	VP – MODERATE	Class 1	39.83%	39.83%
	VP – MODERATELY AGGRESSIVE	Class 1	35.96%	35.96%
	VP – MODERATELY CONSERVATIVE	Class 1	10.07%	—
Morgan Stanley Global Real Estate	VP – MODERATE	Class 1	51.51%	50.56%
	VP – MODERATELY AGGRESSIVE	Class 1	36.06%	35.39%
	VP – MODERATELY CONSERVATIVE	Class 1	8.91%	—
	RIVERSOURCE LIFE	Class 2	96.92%	—
NFJ Dividend Value	VP – MODERATE	Class 1	43.20%	43.09%
	VP – MODERATELY AGGRESSIVE	Class 1	41.68%	41.59%
	VP – MODERATELY CONSERVATIVE	Class 1	8.43%	—
	RIVERSOURCE LIFE	Class 2	93.88%	—
	RIVERSOURCE LIFE OF NY	Class 2	5.97%	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 142

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Nuveen Winslow Large Cap Growth	VP – MODERATE	Class 1	43.28%	43.23%
	VP – MODERATELY AGGRESSIVE	Class 1	42.38%	42.31%
	VP – MODERATELY CONSERVATIVE	Class 1	8.80%	—
	RIVERSOURCE LIFE	Class 2	95.97%	—
Partners Small Cap Growth	COLUMBIA VP – MANAGED VOLATILITY	Class 1	6.48%	—
	VP – MODERATE	Class 1	37.46%	37.35%
	VP – MODERATELY AGGRESSIVE	Class 1	45.66%	45.52%
	VP – MODERATELY CONSERVATIVE	Class 1	8.31%	—
	RIVERSOURCE LIFE	Class 2	88.99%	—
	RIVERSOURCE LIFE OF NY	Class 2	10.56%	—
Partners Small Cap Value	COLUMBIA VP – MANAGED VOLATILITY	Class 1	5.80%	—
	VP – MODERATE	Class 1	43.30%	37.83%
	VP – MODERATELY AGGRESSIVE	Class 1	40.63%	35.50%
	VP – MODERATELY CONSERVATIVE	Class 1	7.79%	—
	RIVERSOURCE LIFE	Class 2	89.62%	—
		Class 3	94.80%
	RIVERSOURCE LIFE OF NY	Class 2	10.05%	—
PIMCO Mortgage-Backed Securities	VP – CONSERVATIVE	Class 1	8.96%	—
	VP – MODERATE	Class 1	47.97%	47.84%
	VP – MODERATELY AGGRESSIVE	Class 1	16.51%	—
	VP – MODERATELY CONSERVATIVE	Class 1	22.14%	—
	RIVERSOURCE LIFE	Class 2	97.41%	—
Pyramis International Equity	VP – MODERATE	Class 1	37.87%	37.82%
	VP – MODERATELY AGGRESSIVE	Class 1	45.96%	45.90%
	VP – MODERATELY CONSERVATIVE	Class 1	8.66%	—
	RIVERSOURCE LIFE	Class 2	96.30%	—
S&P 500 Index	COLUMBIA MANAGEMENT	Class 1	100.00%	—
	SUN LIFE (U.S.)	Class 2	82.41%	—
	SUN LIFE OF NY	Class 2	14.61%	—
	RIVERSOURCE LIFE	Class 3	89.19%	83.19%
	RIVERSOURCE LIFE OF NY	Class 3	5.63%	—
Select Large-Cap Value	COLUMBIA VP-MANAGED VOLATILITY	Class 1	9.32%	—
	VP – MODERATE	Class 1	41.31%	38.68%
	VP – MODERATELY AGGRESSIVE	Class 1	39.59%	28.52%
	VP – MODERATELY CONSERVATIVE	Class 1	7.59%	—
	RIVERSOURCE LIFE	Class 2	95.79%	—
		Class 3	96.39%

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 143

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Select Smaller-Cap Value	ALLIANZ LIFE ATTN SCOTT ALLEN 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	Class 1	80.90%	35.35%
	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	Class 1	12.26%	—
	GREAT-WEST LIFE & ANNUITY FBO VARIABLE ANNUITY 2 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class 2	5.21%	—
	KANSAS CITY LIFE INS ATTN ACCOUNTING OPERATIONS-VARIABLE PO BOX 219139 KANSAS CITY MO 64121-9139	Class 2	14.45%	—
	RIVERSOURCE LIFE	Class 2	11.08%	44.20%
		Class 3	93.88%
	THE UNION CENTRAL LIFE INS CO 5900 O ST LINCOLN NE 68510-2234	Class 2	60.86%	—
Seligman Global Technology	GREAT-WEST LIFE & ANNUITY FBO TRILLIUM VARIABLE ANNUITY ACCT 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Class 1	78.16%	—
	GREAT-WEST LIFE & ANNUITY FBO VARIABLE ANNUITY 2 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class 1	14.61%	—
	GUARDIAN INS & ANNUI B 3900 BURGESS PL BETHLEHEM PA 18017-9097	Class 2	52.11%	38.84%
	GUARDIAN INS & ANNUI L 3900 BURGESS PL BETHLEHEM PA 18017-9097	Class 2	27.19%	20.26%
	JEFFERSON NATL LIFE ATTN SEPARATE ACCTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6178	Class 2	7.32%	—
Sit Dividend Growth	COLUMBIA VP – MANAGED VOLATILITY	Class 1	7.87%	—
	VP – MODERATE	Class 1	41.49%	39.24%
	VP – MODERATELY AGGRESSIVE	Class 1	39.44%	37.31%
	VP – MODERATELY CONSERVATIVE	Class 1	8.50%	—
	RIVERSOURCE LIFE	Class 2	93.83%	—
		Class 3	92.68%
	RIVERSOURCE LIFE OF NY	Class 2	5.94%	—
		Class 3	7.16%
U.S. Government Mortgage	VP – MODERATE	Class 1	39.45%	32.66%
	VP – MODERATELY AGGRESSIVE	Class 1	21.04%	—
	VP – MODERATELY CONSERVATIVE	Class 1	18.35%	—
	VP – CONSERVATIVE	Class 1	12.71%	—
	RIVERSOURCE LIFE	Class 2	22.03%	—
		Class 3	94.95%
	SUN LIFE (U.S.)	Class 2	59.91%	—
	SUN LIFE OF NY	Class 2	13.24%	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 144

		Fund Shares

Fund	Shareholder Account Registration	Share Class	Percentage of Class	Percent of Fund (if greater than 25%)
Victory Established Value	VP – MODERATE	Class 1	45.83%	44.87%
	VP – MODERATELY AGGRESSIVE	Class 1	38.63%	37.82%
	VP – MODERATELY CONSERVATIVE	Class 1	8.13%	—
	RIVERSOURCE LIFE	Class 2	93.08%	—
		Class 3	95.79%
	RIVERSOURCE LIFE OF NY	Class 2	6.77%	—
Wells Fargo Short Duration Government	VP – CONSERVATIVE	Class 1	9.93%	—
	VP – MODERATE	Class 1	45.20%	45.15%
	VP – MODERATELY AGGRESSIVE	Class 1	20.66%	—
	VP – MODERATELY CONSERVATIVE	Class 1	18.02%	—
	RIVERSOURCE LIFE	Class 2	89.14%	—
	RIVERSOURCE LIFE OF NY	Class 2	10.63%	—

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Independent Registered Public Accounting Firm

The financial statements for the fiscal year ended December 31, 2012 or later contained in each funds’ Annual Report were audited by the independent registered public accounting firm, PricewaterhouseCoopers LLP, located at 225 South Sixth Street, Minneapolis, MN 55402. The financial statements for periods ended on or before December 31, 2011 were audited by Ernst & Young LLP, the fund’s former independent registered public accounting firm. In addition, for Seligman Global Technology, the financial statements for the periods ended on or before December 31, 2008 were audited by other auditors. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 145

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page A-1

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements — their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page A-2

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page A-3

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page A-4

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page A-5

Appendix B

S&P 500 Index Fund

ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2013	Page 1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

Effective January 1, 2012

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Funds Proxy Voting Guidelines	Page C-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Funds Proxy Voting Guidelines	Page C-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Funds Proxy Voting Guidelines	Page C-3

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Funds Proxy Voting Guidelines	Page C-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Funds Proxy Voting Guidelines	Page C-5

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Funds Proxy Voting Guidelines	Page C-6

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Funds Proxy Voting Guidelines	Page C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Funds Proxy Voting Guidelines	Page C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Funds Proxy Voting Guidelines	Page C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Funds Proxy Voting Guidelines	Page C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Funds Proxy Voting Guidelines	Page C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

S-6466-20 AH (5/13)

Funds Proxy Voting Guidelines	Page C-12

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 65.2%
Issuer	Shares	Value ($)

Consumer Discretionary 7.1%
Auto Components 0.4%

Delphi Automotive PLC(a)	88,179	3,372,847

Automobiles 0.6%

General Motors Co.(a)	192,688	5,555,195

Hotels, Restaurants & Leisure 1.3%

McDonald’s Corp.	49,881	4,400,003

Wynn Resorts Ltd.	61,366	6,903,061

Total		11,303,064

Media 3.3%

Comcast Corp., Class A	228,613	8,545,554

DIRECTV(a)	100,589	5,045,544

Discovery Communications, Inc., Class A(a)	94,797	6,017,714

Viacom, Inc., Class B	159,746	8,425,004

Total		28,033,816

Multiline Retail 0.2%

Target Corp.	23,440	1,386,945

Specialty Retail 0.7%

Lowe’s Companies, Inc.	156,459	5,557,424

Textiles, Apparel & Luxury Goods 0.6%

Nike, Inc., Class B	102,984	5,313,974

Total Consumer Discretionary		60,523,265

Consumer Staples 6.7%
Beverages 1.8%

Diageo PLC, ADR	45,313	5,282,590

PepsiCo, Inc.	147,678	10,105,605

Total		15,388,195

Food & Staples Retailing 1.5%

CVS Caremark Corp.	164,108	7,934,622

Walgreen Co.	124,149	4,594,754

Total		12,529,376

Food Products 0.6%

Mondelez International, Inc., Class A	215,967	5,500,680

Household Products 1.5%

Procter & Gamble Co. (The)	185,111	12,567,186

Tobacco 1.3%

Philip Morris International, Inc.	129,072	10,795,582

Total Consumer Staples		56,781,019

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 6.7%
Energy Equipment & Services 1.0%

Halliburton Co.	249,562	8,657,306

Oil, Gas & Consumable Fuels 5.7%

Anadarko Petroleum Corp.	22,250	1,653,398

Apache Corp.	71,621	5,622,248

Chevron Corp.	138,158	14,940,406

ConocoPhillips	118,176	6,853,026

Exxon Mobil Corp.	155,528	13,460,948

Noble Energy, Inc.	52,555	5,346,946

Total		47,876,972

Total Energy		56,534,278

Financials 11.5%
Capital Markets 3.7%

BlackRock, Inc.	54,418	11,248,745

Goldman Sachs Group, Inc. (The)	34,783	4,436,919

Invesco Ltd.	236,001	6,157,266

Morgan Stanley	176,947	3,383,227

State Street Corp.	128,161	6,024,849

Total		31,251,006

Commercial Banks 1.4%

Wells Fargo & Co.	358,303	12,246,796

Diversified Financial Services 3.1%

Citigroup, Inc.	316,093	12,504,639

JPMorgan Chase & Co.	314,616	13,833,666

Total		26,338,305

Insurance 3.3%

Aon PLC	194,014	10,787,178

Berkshire Hathaway, Inc., Class B(a)	189,667	17,013,130

Total		27,800,308

Real Estate Management & Development —%

Realogy Holdings Corp.(a)	4,187	175,686

Total Financials		97,812,101

Health Care 9.3%
Biotechnology 0.7%

Celgene Corp.(a)	72,386	5,698,226

Health Care Equipment & Supplies 1.6%

Baxter International, Inc.	115,341	7,688,631

Covidien PLC	106,636	6,157,163

Total		13,845,794

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	63

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care Providers & Services 2.0%

Cardinal Health, Inc.	67,590	2,783,356

CIGNA Corp.	127,379	6,809,681

Express Scripts Holding Co.(a)	134,756	7,276,824

Total		16,869,861

Pharmaceuticals 5.0%

Abbott Laboratories	201,095	13,171,722

Johnson & Johnson	259,706	18,205,391

Pfizer, Inc.	452,082	11,338,217

Total		42,715,330

Total Health Care		79,129,211

Industrials 7.1%
Aerospace & Defense 1.6%

Honeywell International, Inc.	112,997	7,171,920

United Technologies Corp.	74,709	6,126,885

Total		13,298,805

Air Freight & Logistics 0.8%

FedEx Corp.	75,877	6,959,438

Commercial Services & Supplies 0.6%

Tyco International Ltd.	176,013	5,148,380

Electrical Equipment 0.4%

Eaton Corp. PLC	60,545	3,281,539

Industrial Conglomerates 1.2%

General Electric Co.	493,214	10,352,562

Machinery 0.9%

Caterpillar, Inc.	41,180	3,688,905

Stanley Black & Decker, Inc.	48,255	3,569,422

Total		7,258,327

Professional Services 0.8%

Nielsen Holdings NV(a)	203,385	6,221,547

Road & Rail 0.6%

Union Pacific Corp.	42,208	5,306,390

Trading Companies & Distributors 0.2%

MRC Global, Inc.(a)	70,287	1,952,573

Total Industrials		59,779,561

Information Technology 14.4%
Communications Equipment 1.6%

F5 Networks, Inc.(a)	42,280	4,107,502

QUALCOMM, Inc.	147,308	9,136,042

Total		13,243,544

Common Stocks (continued)
Issuer	Shares	Value ($)

Computers & Peripherals 4.6%

Apple, Inc.	40,747	21,719,374

EMC Corp.(a)	287,578	7,275,723

Hewlett-Packard Co.	724,503	10,324,168

Total		39,319,265

Internet Software & Services 3.3%

eBay, Inc.(a)	192,535	9,823,136

Facebook, Inc., Class A(a)	100,195	2,668,193

Google, Inc., Class A(a)	21,477	15,235,139

Total		27,726,468

IT Services 2.3%

International Business Machines Corp.	48,746	9,337,296

Mastercard, Inc., Class A	20,830	10,233,363

Total		19,570,659

Semiconductors & Semiconductor Equipment 0.7%

Skyworks Solutions, Inc.(a)	288,781	5,862,254

Software 1.9%

Citrix Systems, Inc.(a)	60,128	3,953,416

Electronic Arts, Inc.(a)	210,325	3,056,022

Microsoft Corp.	347,322	9,283,917

Total		16,293,355

Total Information Technology		122,015,545

Materials 1.4%
Chemicals 1.0%

Celanese Corp., Class A	85,054	3,787,454

Dow Chemical Co. (The)	157,821	5,100,775

Total		8,888,229

Metals & Mining 0.4%

Freeport-McMoRan Copper & Gold, Inc.	92,378	3,159,328

Total Materials		12,047,557

Telecommunication Services 1.0%
Wireless Telecommunication Services 1.0%

Sprint Nextel Corp.(a)	682,919	3,872,151

Vodafone Group PLC, ADR	164,371	4,140,505

Total		8,012,656

Total Telecommunication Services		8,012,656

Total Common Stocks
(Cost: $481,732,108)		552,635,193

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes 11.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	72,000	73,440

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	51,000	54,060

Huntington Ingalls Industries, Inc.
03/15/21	7.125%	23,000	25,013
03/15/18	6.875%	58,000	63,075

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	151,000	165,722

L-3 Communications Corp.
02/15/21	4.950%	605,000	682,625

Silver II Borrower/US Holdings LLC(b)
12/15/20	7.750%	42,000	43,470

TransDigm, Inc.(b)
10/15/20	5.500%	27,000	28,080

Total			1,135,485

Automotive —%
Allison Transmission, Inc.(b)
05/15/19	7.125%	50,000	53,750

Chrysler Group LLC/Co-Issuer, Inc.
Secured
06/15/19	8.000%	13,000	14,170
06/15/21	8.250%	50,000	55,000

Lear Corp.
03/15/18	7.875%	49,000	53,410

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%	32,000	36,000

Visteon Corp.
04/15/19	6.750%	104,000	110,760

Total			323,090

Banking 1.9%
BB&T Corp. Senior Unsecured(c)
04/28/14	1.013%	1,100,000	1,106,911

Bank of America Corp. Senior Unsecured
01/05/21	5.875%	1,195,000	1,430,751

Bear Stearns Companies LLC (The) Senior Unsecured
02/01/18	7.250%	1,200,000	1,503,652

Capital One Financial Corp. Senior Unsecured
09/15/17	6.750%	650,000	793,831
Citigroup, Inc. Senior Unsecured
05/15/18	6.125%	1,145,000	1,372,181

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Goldman Sachs Group, Inc. (The) Senior Unsecured
01/18/18	5.950%	1,150,000	1,338,247

HSBC Holdings PLC Senior Unsecured
04/05/21	5.100%	960,000	1,133,646

ING Bank NV Senior Unsecured(b)(c)
09/25/15	1.950%	1,110,000	1,122,290

KeyCorp Senior Unsecured
03/24/21	5.100%	825,000	961,132

Lloyds TSB Bank PLC Bank Guaranteed
01/21/21	6.375%	775,000	954,829

Morgan Stanley
04/01/18	6.625%	1,015,000	1,196,254

PNC Financial Services Group, Inc. Senior Unsecured(c)
11/09/22	2.854%	920,000	922,641

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	77,000	85,085

U.S. Bank Subordinated Notes(c)
04/29/20	3.778%	1,200,000	1,272,308

Wachovia Corp. Subordinated Notes
08/01/14	5.250%	1,275,000	1,359,583

Total			16,553,341

Brokerage —%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	45,000	46,125

Nuveen Investments, Inc. Senior Unsecured(b)
10/15/20	9.500%	46,000	45,770

Total			91,895

Building Materials —%
Gibraltar Industries, Inc.
12/01/15	8.000%	44,000	44,550

HD Supply, Inc. Secured(b)
04/15/20	11.000%	23,000	27,140

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	51,000	51,765

Nortek, Inc.
12/01/18	10.000%	8,000	8,900
04/15/21	8.500%	48,000	53,280

Total			185,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	65

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chemicals 0.3%
Ashland, Inc.(b)
08/15/22	4.750%	33,000	34,320
Celanese U.S. Holdings LLC
06/15/21	5.875%	54,000	60,480
11/15/22	4.625%	11,000	11,523

Dow Chemical Co. (The) Senior Unsecured
11/01/29	7.375%	575,000	761,750

Eastman Chemical Co. Senior Unsecured
06/01/17	2.400%	660,000	681,940

Huntsman International LLC
03/15/21	8.625%	6,000	6,855

Huntsman International LLC(b)
11/15/20	4.875%	20,000	20,225

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	65,000	72,150

Koppers, Inc.
12/01/19	7.875%	12,000	13,200

LyondellBasell Industries NV
Senior Unsecured
11/15/21	6.000%	175,000	205,187
04/15/24	5.750%	131,000	153,925

MacDermid, Inc.(b)
04/15/17	9.500%	83,000	86,320

Momentive Performance Materials, Inc. Senior Secured(b)
10/15/20	8.875%	53,000	53,530

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	2,000	2,270

Nufarm Australia Ltd.(b)
10/15/19	6.375%	15,000	15,675

PQ Corp. Secured(b)
05/01/18	8.750%	139,000	144,560

Polypore International, Inc.
11/15/17	7.500%	39,000	42,510

Total			2,366,420

Construction Machinery 0.2%
CNH Capital LLC
11/01/16	6.250%	55,000	60,637

Case New Holland, Inc.
12/01/17	7.875%	80,000	94,600

Caterpillar Financial Services Corp. Senior Unsecured
06/01/22	2.850%	920,000	940,936

Columbus McKinnon Corp.
02/01/19	7.875%	49,000	52,553

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	77,000	79,695

United Rentals North America, Inc.
12/15/19	9.250%	22,000	25,080

Senior Unsecured
11/15/19	10.250%	38,000	44,080

United Rentals North America, Inc.(b)
04/15/22	7.625%	89,000	99,457

Total			1,397,038

Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.375%	64,000	70,080

Monitronics International, Inc.
04/01/20	9.125%	26,000	26,715

Vivint, Inc.(b)
Senior Secured
12/01/19	6.375%	161,000	159,591

Senior Unsecured
12/01/20	8.750%	45,000	44,213

Total			300,599

Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured PIK(b)(c)
11/01/17	7.750%	26,000	26,780

Clorox Co. (The) Senior Unsecured
09/15/22	3.050%	525,000	541,297

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	23,000	24,725

Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	67,000	67,000

Spectrum Brands Escrow Corp.(b)
Senior Unsecured
11/15/20	6.375%	39,000	40,950
11/15/22	6.625%	20,000	21,450

Spectrum Brands, Inc.(b)
03/15/20	6.750%	74,000	79,180

Tempur-Pedic International, Inc.(b)
12/15/20	6.875%	7,000	7,201

Total			808,583

Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	82,000	87,740

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tomkins LLC/Inc. Secured
10/01/18	9.000%	40,000	44,800

United Technologies Corp. Senior Unsecured
06/01/22	3.100%	650,000	688,342

Total			820,882

Electric 0.8%
Arizona Public Service Co. Senior Unsecured
04/01/42	4.500%	630,000	669,995

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	55,000	60,775

Commonwealth Edison Co. 1st Mortgage
09/15/17	6.150%	575,000	697,168

Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	565,000	671,661

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	58,000	68,440

Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	585,000	710,539

Nevada Power Co.
08/01/18	6.500%	695,000	875,242

Ohio Edison Co. Senior Unsecured
07/15/36	6.875%	575,000	744,666

Pacific Gas & Electric Co. Senior Unsecured
03/01/37	5.800%	520,000	643,312

Progress Energy, Inc. Senior Unsecured
03/01/31	7.750%	675,000	922,128

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	675,000	714,460

Total			6,778,386

Entertainment 0.1%
AMC Entertainment, Inc.
12/01/20	9.750%	5,000	5,775
06/01/19	8.750%	56,000	62,020

Cinemark USA, Inc.(b)
12/15/22	5.125%	20,000	20,250

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(e)
07/01/15	9.300%	512,819	512,819

Total			600,864

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Environmental —%
Clean Harbors, Inc.
08/01/20	5.250%	56,000	58,380

Clean Harbors, Inc.(b)
06/01/21	5.125%	35,000	36,313

Total			94,693

Food and Beverage 0.4%
Bacardi Ltd.(b)
04/01/14	7.450%	150,000	161,832

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%	810,000	813,597

General Mills, Inc. Senior Unsecured
12/15/21	3.150%	765,000	799,646

Kraft Foods Group, Inc. Senior Unsecured(b)
06/06/22	3.500%	850,000	907,262

SABMiller Holdings, Inc.(b)
01/15/22	3.750%	700,000	755,882

Total			3,438,219

Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	44,000	43,670

MGM Resorts International
12/15/21	6.625%	25,000	25,000
03/01/18	11.375%	45,000	54,450

MGM Resorts International(b)
10/01/20	6.750%	6,000	6,128

ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	88,000	101,640

Seminole Indian Tribe of Florida(b)
Secured
10/01/17	7.750%	8,000	8,650

Senior Secured
10/01/20	6.535%	98,000	106,557

Seneca Gaming Corp.(b)
12/01/18	8.250%	61,000	64,355

Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	27,000	24,300

Total			434,750

Gas Distributors 0.1%
Sempra Energy Senior Unsecured
10/01/22	2.875%	525,000	526,273

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	67

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gas Pipelines 0.5%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	69,000	70,035

El Paso LLC
09/15/20	6.500%	184,000	207,920
01/15/32	7.750%	51,000	59,925

El Paso Pipeline Partners Operating Co. LLC
11/15/40	7.500%	525,000	718,775

Enterprise Products Operating LLC
02/01/41	5.950%	500,000	603,635

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	129,000	138,030

MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	69,000	74,865
06/15/22	6.250%	59,000	64,826

NiSource Finance Corp.
09/15/20	5.450%	600,000	705,059

Regency Energy Partners LP/Corp.
04/15/23	5.500%	45,000	48,037

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	87,000	95,265

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	450,000	528,761

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	130,000	132,275

Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	560,000	680,304

Total			4,127,712

Health Care 0.5%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	11,649	12,290

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	82,000	86,305

Amsurg Corp.(b)
11/30/20	5.625%	20,000	20,800

Biomet, Inc.(b)
08/01/20	6.500%	41,000	43,563

CHS/Community Health Systems, Inc.
11/15/19	8.000%	73,000	79,022

Senior Secured
08/15/18	5.125%	76,000	79,230

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	625,000	709,310

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	79,000	87,097

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	58,000	61,117

Emdeon, Inc.
12/31/19	11.000%	72,000	82,800

Express Scripts Holding Co.
06/15/14	6.250%	625,000	673,136

Fresenius Medical Care U.S. Finance, Inc. (b)
02/15/21	5.750%	43,000	46,225
09/15/18	6.500%	52,000	58,110

HCA Holdings, Inc.
Senior Unsecured
02/15/21	6.250%	151,000	154,775
05/15/21	7.750%	48,000	52,080

HCA, Inc.
05/01/23	5.875%	16,000	16,560
02/15/22	7.500%	71,000	81,295

Senior Secured
05/01/23	4.750%	10,000	10,175

Health Management Associates, Inc.
01/15/20	7.375%	32,000	34,560

HealthSouth Corp.
02/15/20	8.125%	13,000	14,333

Hologic, Inc.(b)
08/01/20	6.250%	12,000	12,930

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	87,000	82,215

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	34,000	35,615

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(b)
11/01/18	10.500%	30,000	31,463

McKesson Corp. Senior Unsecured
03/01/21	4.750%	725,000	842,057

Multiplan, Inc.(b)
09/01/18	9.875%	97,000	107,912

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	61,000	66,947

Physiotherapy Associates Holdings, Inc. Senior Unsecured(b)
05/01/19	11.875%	30,000	26,850

Radnet Management, Inc.
04/01/18	10.375%	26,000	26,455

Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	41,000	39,668

STHI Holding Corp. Secured(b)
03/15/18	8.000%	37,000	40,053

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tenet Healthcare Corp.(b)
Senior Secured
06/01/20	4.750%	53,000	53,795

Senior Unsecured
02/01/20	6.750%	27,000	27,810

Truven Health Analytics, Inc. Senior Unsecured(b)
06/01/20	10.625%	31,000	33,015

United Surgical Partners International, Inc.
04/01/20	9.000%	35,000	38,850

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%	20,000	21,075

VWR Funding, Inc.(b)
09/15/17	7.250%	4,000	4,190

Vanguard Health Holding Co. II LLC/Inc.
02/01/19	7.750%	43,000	44,505
02/01/18	8.000%	84,000	86,940

Total			4,025,128

Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	39,000	46,800

WellPoint, Inc. Senior Unsecured
08/15/20	4.350%	725,000	800,533

Total			847,333

Home Construction —%
Beazer Homes USA, Inc.
05/15/19	9.125%	21,000	21,971

KB Home
03/15/20	8.000%	30,000	34,050

Meritage Homes Corp.
04/01/22	7.000%	24,000	26,100

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	60,000	66,300

Taylor Morrison Communities, Inc./Monarch, Inc. (b)
04/15/20	7.750%	16,000	16,960
04/15/20	7.750%	51,000	54,060

Total			219,441

Independent Energy 0.9%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	625,000	719,457

Antero Resources Finance Corp.
08/01/19	7.250%	14,000	15,260
12/01/17	9.375%	4,000	4,390

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Canadian Natural Resources Ltd. Senior Unsecured
05/15/17	5.700%	575,000	677,335

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	75,000	81,000

Chesapeake Energy Corp.
08/15/20	6.625%	47,000	50,584
11/15/20	6.875%	16,000	17,340
02/15/21	6.125%	156,000	161,850

Comstock Resources, Inc.
06/15/20	9.500%	56,000	60,200

Concho Resources, Inc.
04/01/23	5.500%	18,000	18,855
01/15/21	7.000%	176,000	196,240

Continental Resources, Inc.
10/01/19	8.250%	3,000	3,360
09/15/22	5.000%	211,000	227,352
04/01/21	7.125%	88,000	99,220

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(b)(c)
12/15/17	8.125%	27,000	26,764

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	10,000	10,600

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	112,000	126,280

EnCana Corp. Senior Unsecured
11/15/21	3.900%	825,000	896,067

Halcon Resources Corp.(b)
05/15/21	8.875%	32,000	33,920

Kodiak Oil & Gas Corp.
12/01/19	8.125%	175,000	192,938

Laredo Petroleum, Inc.
02/15/19	9.500%	76,000	84,930
05/01/22	7.375%	11,000	11,935

MEG Energy Corp.(b)
01/30/23	6.375%	28,000	29,190
03/15/21	6.500%	72,000	75,780

Nexen, Inc. Senior Unsecured
03/10/35	5.875%	600,000	741,702

Oasis Petroleum, Inc.
02/01/19	7.250%	106,000	113,950
11/01/21	6.500%	82,000	87,125
01/15/23	6.875%	26,000	27,885

Pioneer Natural Resources Co. Senior Unsecured
07/15/22	3.950%	725,000	759,710

Plains Exploration & Production Co.
11/15/20	6.500%	112,000	124,040
02/15/23	6.875%	84,000	95,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	69

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

QEP Resources, Inc.
Senior Unsecured
05/01/23	5.250%	87,000	93,090
10/01/22	5.375%	18,000	19,350

Range Resources Corp.
06/01/21	5.750%	35,000	37,450

SM Energy Co. Senior Unsecured
01/01/23	6.500%	23,000	24,610

Sandridge Energy, Inc.
10/15/22	8.125%	2,000	2,190
02/15/23	7.500%	14,000	14,980

Southwestern Energy Co.
02/01/18	7.500%	590,000	723,019

Whiting Petroleum Corp.
10/01/18	6.500%	4,000	4,300

Woodside Finance Ltd.(b)
05/10/21	4.600%	825,000	909,295

Total			7,599,513

Integrated Energy 0.1%
Petro-Canada Senior Unsecured
05/15/18	6.050%	565,000	687,106

Life Insurance 0.4%
Hartford Financial Services Group, Inc. Senior Unsecured
03/30/20	5.500%	610,000	708,744

Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	510,000	682,021

Metropolitan Life Global Funding I Senior Secured(b)
04/11/22	3.875%	635,000	690,602

Prudential Financial, Inc. Senior Unsecured
06/15/17	6.100%	775,000	914,125

Total			2,995,492

Lodging —%
Choice Hotels International, Inc.
07/01/22	5.750%	25,000	27,688

Media Cable 0.2%
CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	114,000	115,425
01/31/22	6.625%	23,000	25,128

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	60,000	69,450

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	57,000	64,196

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	43,000	44,774

DIRECTV Holdings LLC/Financing Co., Inc.
03/01/21	5.000%	850,000	953,513

DISH DBS Corp.
09/01/19	7.875%	98,000	116,130

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%	35,000	36,881
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%	43,000	44,397
Videotron Ltd.
07/15/22	5.000%	27,000	28,316
WaveDivision Escrow LLC/Corp. Senior Unsecured(b)
09/01/20	8.125%	2,000	2,070

Total			1,500,280

Media Non-Cable 0.6%
AMC Networks, Inc.
07/15/21	7.750%	76,000	86,830
12/15/22	4.750%	34,000	34,170

British Sky Broadcasting Group PLC(b)
11/26/22	3.125%	710,000	707,529

Clear Channel Communications, Inc.
08/01/16	10.750%	28,000	21,140

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	70,000	70,525

Clear Channel Worldwide Holdings, Inc.(b)
11/15/22	6.500%	35,000	35,963
11/15/22	6.500%	93,000	96,487

Getty Images, Inc. Senior Notes(b)
10/15/20	7.000%	75,000	76,687

Hughes Satellite Systems Corp.
06/15/21	7.625%	84,000	95,550

Intelsat Jackson Holdings SA(b)
12/15/22	6.625%	33,000	34,073

Senior Unsecured
10/15/20	7.250%	136,000	147,560

Intelsat Luxembourg SA PIK
02/04/17	11.500%	56,000	59,500

NBCUniversal Media LLC Senior Unsecured
04/01/41	5.950%	800,000	980,825

National CineMedia LLC Senior Secured
04/15/22	6.000%	55,000	58,300

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

News America, Inc.
03/15/33	6.550%	850,000	1,023,079

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%	116,000	115,420

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	700,000	688,684

Salem Communications Corp. Secured
12/15/16	9.625%	61,000	67,557

Starz LLC/Finance Corp. Senior Unsecured(b)
09/15/19	5.000%	23,000	23,575

TCM Sub LLC(b)
01/15/15	3.550%	650,000	682,130

Univision Communications, Inc.(b)
05/15/21	8.500%	75,000	77,812

Senior Secured
11/01/20	7.875%	38,000	41,040
09/15/22	6.750%	53,000	54,723

Total			5,279,159

Metals 0.2%
Alpha Natural Resources, Inc.
06/01/19	6.000%	48,000	44,520
04/15/18	9.750%	79,000	85,320

ArcelorMittal Senior Unsecured
03/01/21	6.000%	710,000	707,964

Arch Coal, Inc.
06/15/19	7.000%	22,000	20,460
06/15/21	7.250%	2,000	1,845

Arch Coal, Inc.(b)
06/15/19	9.875%	53,000	55,120

Calcipar SA Senior Secured(b)
05/01/18	6.875%	40,000	40,800

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	100,000	106,750

Inmet Mining Corp.(b)
06/01/20	8.750%	82,000	89,585
06/01/21	7.500%	26,000	26,975

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	49,000	51,205

Peabody Energy Corp.
11/15/18	6.000%	16,000	17,000
11/15/21	6.250%	45,000	47,813

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	89,000	90,558

Vale Overseas Ltd.
01/23/17	6.250%	590,000	678,849

Total			2,064,764

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Non-Captive Consumer —%
SLM Corp. Senior Unsecured
03/25/20	8.000%	36,000	41,130

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	81,000	72,495

Total			113,625

Non-Captive Diversified 0.4%
Ally Financial, Inc.
03/15/20	8.000%	253,000	309,925

CIT Group, Inc.
Senior Unsecured
03/15/18	5.250%	82,000	87,740

CIT Group, Inc.(b)
Senior Secured
04/01/18	6.625%	158,000	178,540

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	1,975,000	2,253,546

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	205,000	244,463

Total			3,074,214

Oil Field Services 0.1%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	131,000	140,825

Green Field Energy Services, Inc.(b)
Senior Secured
11/15/16	13.250%	110,000	110,000

Green Field Energy Services, Inc.(b)(c)
Senior Secured
11/15/16	13.250%	3,000	3,000

Oil States International, Inc.(b)
01/15/23	5.125%	26,000	26,357

Weatherford International, Inc.
06/15/37	6.800%	850,000	963,448

Total			1,243,630

Other Financial Institutions —%
FTI Consulting, Inc.(b)
11/15/22	6.000%	26,000	26,910

Other Industry —%
Interline Brands, Inc.
11/15/18	7.500%	39,000	42,120

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	39,000	41,633

Total			83,753

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	71

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging —%
Berry Plastics Corp. Secured
01/15/21	9.750%	37,000	42,642

Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	88,000	94,160

Senior Secured
04/15/19	7.125%	80,000	86,200

Reynolds Group Issuer, Inc./LLC(b)
Senior Secured
10/15/20	5.750%	78,000	80,535

Sealed Air Corp.(b)
09/15/21	8.375%	22,000	25,135

Senior Unsecured
12/01/20	6.500%	13,000	14,040

Total			342,712

Pharmaceuticals 0.1%
AbbVie, Inc.(b)
11/06/22	2.900%	360,000	366,617

Catalent Pharma Solutions, Inc.(b)
10/15/18	7.875%	51,000	51,382

Jaguar Holding Co. I Senior Unsecured PIK(b)(c)
10/15/17	9.375%	32,000	33,600

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	26,000	29,510

VPI Escrow Corp.(b)
10/15/20	6.375%	80,000	85,800

Valeant Pharmaceuticals International Senior Notes(b)
10/15/20	6.375%	16,000	17,160

Total			584,069

Property & Casualty 0.5%
ACE INA Holdings, Inc.
03/15/18	5.800%	700,000	853,305

Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	36,000	35,820

Berkshire Hathaway, Inc. Senior Unsecured(c)
08/15/14	1.010%	900,000	909,291

CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	700,000	877,969

Hub International Ltd.(b)
10/15/18	8.125%	64,000	65,600

Liberty Mutual Group, Inc.(b)
06/01/21	5.000%	775,000	832,959

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	500,000	665,849

Total			4,240,793

Railroads 0.2%
CSX Corp. Senior Unsecured
10/30/20	3.700%	800,000	865,104

Canadian Pacific Railway Co. Senior Unsecured
03/15/23	4.450%	625,000	692,737

Total			1,557,841

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	570,000	722,222

REITs 0.3%
Boston Properties LP Senior Unsecured
02/01/23	3.850%	710,000	745,844

Duke Realty LP Senior Unsecured
08/15/19	8.250%	525,000	671,266

Kimco Realty Corp. Senior Unsecured
02/01/18	4.300%	575,000	632,241

Simon Property Group LP Senior Unsecured
02/01/40	6.750%	620,000	840,196

Total			2,889,547

Restaurants —%
Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	31,000	32,550

Retailers 0.1%
99 Cent Only Stores
12/15/19	11.000%	38,000	43,462

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	60,000	64,800

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	42,000	42,735

Macy’s Retail Holdings, Inc.
07/15/34	6.700%	650,000	773,139

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	41,000	42,230

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Rite Aid Corp.
03/15/20	9.250%	38,000	40,470

Senior Secured
08/15/20	8.000%	46,000	52,555

Senior Unsecured
02/15/27	7.700%	48,000	41,040

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	25,000	27,625
06/01/22	5.750%	15,000	16,275

Total			1,144,331

Supermarkets 0.1%
Safeway, Inc. Senior Unsecured
02/01/31	7.250%	630,000	681,599

Technology 0.3%
Alliance Data Systems Corp.(b)
04/01/20	6.375%	30,000	31,500
12/01/17	5.250%	39,000	39,585

Amkor Technology, Inc.
05/01/18	7.375%	50,000	51,750

Senior Unsecured
06/01/21	6.625%	14,000	13,965

Amkor Technology, Inc.(b)
Senior Unsecured
10/01/22	6.375%	20,000	19,700

CDW LLC/Finance Corp.
04/01/19	8.500%	116,000	125,570

First Data Corp.
01/15/21	12.625%	90,000	94,725

First Data Corp.(b)
Secured
01/15/21	8.250%	21,000	21,000

Senior Secured
11/01/20	6.750%	43,000	43,538
08/15/20	8.875%	80,000	87,200
06/15/19	7.375%	73,000	75,737

Freescale Semiconductor, Inc. Senior Secured(b)
04/15/18	9.250%	42,000	45,885

Hewlett-Packard Co. Senior Unsecured
06/01/21	4.300%	925,000	916,216

Interactive Data Corp.
08/01/18	10.250%	92,000	103,500

Nuance Communications, Inc.(b)
08/15/20	5.375%	93,000	97,185

Oracle Corp. Senior Unsecured
04/15/38	6.500%	445,000	618,780

Total			2,385,836

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Textile —%
PVH Corp. Senior Unsecured
12/15/22	4.500%	33,000	33,330

Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	54,000	62,370

ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	630,000	799,992

Hertz Corp. (The)
10/15/18	7.500%	65,000	71,825
01/15/21	7.375%	34,000	37,400

Total			971,587

Wireless 0.3%
Cricket Communications, Inc.
10/15/20	7.750%	64,000	65,280

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%	83,000	88,810

Rogers Communications, Inc.
08/15/18	6.800%	615,000	779,786

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	84,000	89,250

Sprint Nextel Corp.
Senior Unsecured
08/15/17	8.375%	7,000	8,138
11/15/21	11.500%	62,000	84,320
11/15/22	6.000%	111,000	114,052

Sprint Nextel Corp.(b)
11/15/18	9.000%	187,000	230,945
03/01/20	7.000%	37,000	43,012

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	625,000	655,776

Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%	62,000	62,868

Total			2,222,237

Wirelines 0.9%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	860,000	1,130,137

CyrusOne LLP./Finance Corp.(b)
11/15/22	6.375%	46,000	47,955

Deutsche Telekom International Finance BV
03/23/16	5.750%	400,000	455,766

Embarq Corp. Senior Unsecured
06/01/36	7.995%	660,000	728,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	73

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

France Telecom SA Senior Unsecured
09/14/16	2.750%	650,000	682,319

Frontier Communications Corp.
Senior Unsecured
04/15/22	8.750%	56,000	64,960
04/15/20	8.500%	10,000	11,500

Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	4,000	4,195

Level 3 Communications, Inc.
Senior Unsecured
02/01/19	11.875%	81,000	93,352

Level 3 Communications, Inc.(b)
Senior Unsecured
06/01/19	8.875%	15,000	15,975

Level 3 Financing, Inc.
07/01/19	8.125%	21,000	22,890
04/01/19	9.375%	119,000	132,982

PAETEC Holding Corp.
12/01/18	9.875%	90,000	103,050

Telecom Italia Capital SA
07/18/36	7.200%	1,040,000	1,085,760

Telefonica Emisiones SAU
01/15/15	4.949%	1,040,000	1,089,400

Verizon New York, Inc.
04/01/32	7.375%	1,095,000	1,450,830

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	51,000	58,013

Senior Secured
01/01/20	8.125%	39,000	43,388

tw telecom holdings, Inc.(b)
10/01/22	5.375%	24,000	25,140

Total			7,246,596

Total Corporate Bonds & Notes (Cost: $88,748,863)			94,827,151

Residential Mortgage-Backed Securities — Agency 11.1%
Federal Home Loan Mortgage Corp.(f)
08/01/18 - 05/01/41	5.000%	8,838,633	9,530,334
02/01/17 - 07/01/32	6.500%	1,376,005	1,556,126
05/01/18 - 02/01/38	5.500%	3,995,212	4,318,429
12/01/23 - 06/01/37	6.000%	4,501,051	4,908,235
05/01/39 - 08/01/41	4.500%	10,865,627	11,705,083
04/01/32	7.000%	205,912	241,339

Federal Home Loan Mortgage Corp.(f)(g)
01/01/43	3.500%	21,015,000	22,346,498
01/01/43	4.000%	10,570,000	11,283,475
01/01/43	4.500%	5,140,000	5,515,060

Federal National Mortgage Association(c)(f)
08/01/34	5.457%	263,014	283,997

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal National Mortgage Association(f)
06/01/17 - 09/01/32	6.500%	684,417	770,641
11/01/18 - 12/01/32	7.000%	1,775,038	2,107,931
11/01/16 - 12/01/28	6.000%	456,573	503,876
09/01/40	4.000%	4,675,722	5,017,324
07/01/23	5.000%	549,753	609,262
08/01/23 - 03/01/38	5.500%	2,628,021	2,887,620

CMO Series 2010-29 Class KB
12/25/21	2.250%	377,270	387,951

Federal National Mortgage Association(f)(g)
01/01/43	4.000%	1,815,000	1,945,453
01/01/43	3.500%	3,945,000	4,205,894

Federal National Mortgage Association(f)(h)
CMO IO Series 2003-63 Class IP
07/25/33	6.000%	1,218,800	209,589

CMO IO Series 2003-71 Class IM
12/25/31	5.500%	424,299	26,021

CMO IO Series 2004-84 Class GI
12/25/22	5.000%	4,880	57

Federal National Mortgage Association(f)(i)
10/01/40	4.500%	2,004,471	2,172,225

Government National Mortgage Association(f)
10/15/33	5.500%	747,209	867,574
09/15/33	5.000%	767,207	844,680

Total Residential Mortgage-Backed Securities —Agency (Cost: $92,144,837)			94,244,674

Residential Mortgage-Backed Securities — Non-Agency 0.3%
Springleaf Mortgage Loan Trust(b)(c)(f)
CMO Series 2012-1A Class A
09/25/57	2.667%	703,579	710,267

CMO Series 2012-2A Class A
10/25/57	2.220%	410,327	412,430

CMO Series 2012-3A Class A
12/25/59	1.570%	1,629,288	1,638,893

Total Residential Mortgage-Backed Securities —Non-Agency (Cost: $2,742,925)			2,761,590

Commercial Mortgage-Backed Securities —Agency 2.1%
Government National Mortgage Association(c)(f)
CMO Series 2010-52 Class AE
06/16/36	4.115%	1,311,354	1,380,701

Government National Mortgage Association(f)
CMO Series 2009-71 Class A
04/16/38	3.304%	482,454	498,034

The accompanying Notes to Financial Statements are an integral part of this statement.

74	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-102 Class AE
11/16/39	3.500%	1,369,888	1,431,629

CMO Series 2011-109 Class A
07/16/32	2.450%	1,858,382	1,898,758

CMO Series 2011-149 Class A
10/16/46	3.000%	821,991	868,532

CMO Series 2011-64 Class A
08/16/34	2.380%	2,662,049	2,721,343

CMO Series 2011-64 Class AD
11/16/38	2.700%	793,738	824,465

CMO Series 2011-78 Class A
08/16/34	2.250%	2,882,899	2,938,636

CMO Series 2012-25 Class A
11/16/42	2.575%	2,718,209	2,837,332

CMO Series 2012-79 Class A
04/16/39	1.800%	814,987	832,956

Series 2011-161 Class A
01/16/34	1.738%	2,036,741	2,072,610

Total Commercial Mortgage-Backed Securities —Agency (Cost: $18,202,212)			18,304,996

Commercial Mortgage-Backed Securities — Non-Agency 2.5%
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)(f)
01/14/29	3.847%	548,997	606,197

Banc of America Merrill Lynch Commercial Mortgage, Inc.(f)
Series 2005-3 Class A3A
07/10/43	4.621%	675,000	675,985

Series 2005-3 Class A4
07/10/43	4.668%	625,000	679,455

Commercial Mortgage Pass-Through Certificates Series 2011-THL Class A(b)(f)
06/09/28	3.376%	1,654,612	1,677,472

Credit Suisse First Boston Mortgage Securities Corp.(c)(f)
Series 2004-C1 Class A4
01/15/37	4.750%	667,647	688,782

Credit Suisse First Boston Mortgage Securities Corp.(f)
Series 2004-C2 Class A1
05/15/36	3.819%	77,508	78,837

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	2.062%	1,545,000	1,544,728

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	0.946%	1,387,972	1,391,185
09/25/45	1.393%	350,000	350,085

DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)(f)
11/10/46	5.002%	225,000	268,026

Commercial Mortgage-Backed Securities —Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

General Electric Capital Assurance Co.(b)(c)(f)
Series 2003-1 Class A4
05/12/35	5.254%	396,589	419,126

Series 2003-1 Class A5
05/12/35	5.743%	400,000	488,447

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(f)
Series 2009-IWST Class A2
12/05/27	5.633%	500,000	597,447

Series 2010-C1 Class A1
06/15/43	3.853%	473,644	504,310

Series 2010-C2 Class A3
11/15/43	4.070%	300,000	337,892

Series 2010-CNTR Class A2
08/05/32	4.311%	700,000	777,987

Series 2011-C3 Class A4
02/15/46	4.717%	650,000	760,122

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(f)
Series 2005-LDP3 Class ASB
08/15/42	4.893%	399,495	418,469

Series 2005-LDP5 Class A4
12/15/44	5.200%	950,000	1,058,623

Series 2006-LDP6 Class ASB
04/15/43	5.490%	161,631	170,304

JPMorgan Chase Commercial Mortgage Securities Corp.(f)
Series 2005-LDP2 Class A3
07/15/42	4.697%	181,953	182,591

LB-UBS Commercial Mortgage Trust(c)(f)
Series 2007-C7 Class A3
09/15/45	5.866%	850,000	1,019,888

LB-UBS Commercial Mortgage Trust(f)
Series 2004-C2 Class A3
03/15/29	3.973%	392,779	397,762

Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(f)
09/15/47	5.033%	450,000	541,511

Morgan Stanley Reremic Trust(b)(c)(f)
Series 2009-GG10 Class A4A
08/12/45	5.789%	1,325,000	1,545,917

Series 2010-GG10 Class A4A
08/15/45	5.789%	2,075,000	2,420,965

Motel 6 Trust Series 2012-MTL6 Class A1(b)(f)
10/05/25	1.500%	300,000	300,100

ORES NPL LLC Series 2012-LV1 Class A(b)(f)
09/25/44	4.000%	196,157	197,555

S2 Hospitality LLC Series 2012-LV1 Class A(b)(f)
04/15/25	4.500%	174,084	174,343

Wachovia Bank Commercial Mortgage Trust(c)(f)
Series 2005- C22 Class AM
12/15/44	5.343%	300,000	330,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	75

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Commercial Mortgage-Backed Securities —Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wachovia Bank Commercial Mortgage Trust(f)
Series 2006-C27 Class APB
07/15/45	5.727%	418,284	417,786

Total Commercial Mortgage-Backed Securities —Non-Agency (Cost: $19,751,979)			21,022,876

Asset-Backed Securities — Non-Agency 0.8%
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b)
11/15/16	1.640%	265,000	265,032

Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A(b)
08/20/14	3.630%	400,000	404,990

Chesapeake Funding LLC Series 2012-1A Class A(b)(c)
11/07/23	0.963%	1,500,000	1,508,164

Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(b)(c)
04/26/37	0.338%	223,596	221,851

GTP Towers Issuer LLC(b)
02/15/15	4.436%	300,000	312,352

Hertz Vehicle Financing LLC(b)
Series 2009-2A Class A1
03/25/14	4.260%	450,000	452,259

Series 2010-1A Class A1
02/25/15	2.600%	500,000	508,718

SBA Tower Trust(b)
04/15/40	4.254%	1,000,000	1,050,800

SLM Student Loan Trust Series 2012-A Class A2(b)
01/17/45	3.830%	400,000	427,814

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	325,000	331,815

Sierra Receivables Funding Co. LLC(b)
Series 2010-1A Class A1
07/20/26	4.480%	66,459	69,172

Series 2010-2A Class A
11/20/25	3.840%	128,049	130,970

Series 2010-3A Class A
11/20/25	3.510%	143,775	147,110

Sierra Receivables Funding Co. LLC(b)(c)
Series 2007-2A Class A2 (NPFGC)
09/20/19	1.211%	283,502	280,575

Wheels SPV LLC Series 2012-1 Class A2(b)
03/20/21	1.190%	700,000	704,867

Total Asset-Backed Securities — Non-Agency (Cost: $6,669,319)			6,816,489

Inflation-Indexed Bonds 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 0.7%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%	2,699,735	2,783,259
07/15/15	1.875%	699,267	762,365
01/15/29	2.500%	511,765	729,905
07/15/17	2.625%	1,116,090	1,337,390

Total			5,612,919

Total Inflation-Indexed Bonds (Cost: $5,243,688)			5,612,919

U.S. Treasury Obligations 4.3%
U.S. Treasury
05/15/22	1.750%	10,300,000	10,386,906
07/31/17	0.500%	10,500,000	10,436,832
09/30/15	1.250%	2,700,000	2,767,500
08/15/40	3.875%	10,505,000	12,625,697

Total U.S. Treasury Obligations (Cost: $36,181,012)			36,216,935

Foreign Government Obligations 0.5%
Canada 0.4%
Province of Nova Scotia Senior Unsecured
01/26/17	5.125%	580,000	677,324

Province of Ontario Senior Unsecured
12/15/17	3.150%	1,250,000	1,371,471

Province of Quebec Senior Unsecured
05/14/18	4.625%	1,160,000	1,361,956

Total			3,410,751

Mexico 0.1%
Pemex Project Funding Master Trust
01/21/21	5.500%	900,000	1,051,650

Total Foreign Government Obligations (Cost: $4,150,296)			4,462,401

Municipal Bonds 0.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/15	4.511%	1,300,000	1,381,965

Total Municipal Bonds (Cost: $1,318,026)			1,381,965

The accompanying Notes to Financial Statements are an integral part of this statement.

76	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Aerospace & Defense —%
Silver II Borrower SCA Term Loan(c)(g)(j)
12/13/19	5.000%	8,000	8,070

Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(j)
02/28/19	8.250%	35,000	35,591

Chemicals —%
PQ Corp. Tranche B Term Loan(c)(j)
04/15/17	5.250%	65,000	65,316

Consumer Cyclical Services 0.1%
New Breed, Inc. Term Loan(c)(j)
10/01/19	6.000%	75,000	74,063

West Corp. Tranche B6 Term Loan(c)(j)
06/30/18	5.750%	67,660	68,623

Total			142,686

Consumer Products —%
Serta Simmons Holdings LLC Term Loan(c)(j)
10/01/19	5.000%	43,000	43,036

Spectrum Brands, Inc. Term Loan(c)(g)(j)
12/17/19	4.500%	7,000	7,063

Total			50,099

Gaming —%
ROC Finance LLC Tranche B Term Loan(c)(j)
08/19/17	8.500%	26,000	26,780

Health Care —%
ConvaTec, Inc. Term Loan(c)(j)
12/22/16	5.000%	9,000	9,097

U.S. Renal Care, Inc.(c)(j)
1st Lien Term Loan
07/03/19	6.250%	55,720	56,417

2nd Lien Term Loan
01/03/20	10.250%	56,000	56,840

United Surgical Partners International, Inc. Tranche B Term Loan(c)(g)(j)
04/03/19	5.059%	11,000	11,064

Total			133,418

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Life Insurance —%
Alliant Holdings I, Inc. Term Loan(c)(g)(j)
12/07/19	5.000%	24,000	24,024

Media Cable —%
WideOpenWest Finance LLC Term Loan(c)(j)
07/17/18	6.250%	48,755	49,254

Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(j)
09/16/19	7.500%	52,000	53,495

Metals —%
FMG Resources August 2006 Proprietary Ltd.(c)(g)(j)
Term Loan
10/18/17	5.250%	70,412	70,939

FMG Resources August 2006 Proprietary Ltd.(c)(j)
Term Loan
10/18/17	5.250%	58,852	59,294

Total			130,233

Property & Casualty —%
Asurion LLC 1st Lien Term Loan(c)(j)
05/24/18	5.500%	54,000	54,499

Lonestar Intermediate Super Holdings LLC Term Loan(c)(j)
09/02/19	11.000%	82,000	86,920

Total			141,419

Technology —%
Ancestry.com Term Loan(c)(g)(j)
12/18/18	7.000%	80,000	77,051

Blue Coat Systems Term Loan(c)(j)
02/15/18	5.750%	44,888	45,140

Total			122,191

Total Senior Loans (Cost: $961,741)			982,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	77

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Warrants —%
Issuer	Shares	Value ($)

Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(a)	110	3,410

Total Energy		3,410

Total Warrants (Cost: $4,452)		3,410

Money Market Funds 6.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(k)(l)	56,568,662	56,568,662

Total Money Market Funds (Cost: $56,568,662)		56,568,662

Total Investments (Cost: $814,420,120)		895,841,837

Other Assets & Liabilities, Net		(48,263,053)

Net Assets		847,578,784

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 5-year	(205)	(25,504,882)	April 2013	36,406	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $39,686,543 or 4.68% of net assets.

(c)	Variable rate security.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $512,819, representing 0.06% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.
1955-A Pass-Through Certificates
9.30% 07/01/15	12/08/95 - 08/12/96	494,466

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $512,819, which represents 0.06% of net assets.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)	At December 31, 2012, investments in securities included securities valued at $137,574 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(j)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	44,050,011	289,151,904	(276,633,253)	56,568,662	85,791	56,568,662

The accompanying Notes to Financial Statements are an integral part of this statement.

78	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Abbreviation Legend

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	79

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	60,523,265	—	—	60,523,265

Consumer Staples	56,781,019	—	—	56,781,019

Energy	56,534,278	—	—	56,534,278

Financials	97,812,101	—	—	97,812,101

Health Care	79,129,211	—	—	79,129,211

Industrials	59,779,561	—	—	59,779,561

Information Technology	122,015,545	—	—	122,015,545

Materials	12,047,557	—	—	12,047,557

Telecommunication Services	8,012,656	—	—	8,012,656

Warrants

Energy	—	3,410	—	3,410

Total Equity Securities	552,635,193	3,410	—	552,638,603

Bonds

Corporate Bonds & Notes

Entertainment	—	88,045	512,819	600,864

All Other Industries	—	94,226,287	—	94,226,287

Residential Mortgage-Backed Securities-Agency	—	94,244,674	—	94,244,674

Residential Mortgage-Backed Securities-Non-Agency	—	2,761,590	—	2,761,590

Commercial Mortgage-Backed Securities-Agency	—	18,304,996	—	18,304,996

Commercial Mortgage-Backed Securities-Non-Agency	—	17,736,878	3,285,998	21,022,876

Asset-Backed Securities-Non-Agency	—	6,816,489	—	6,816,489

Inflation-Indexed Bonds	—	5,612,919	—	5,612,919

U.S. Treasury Obligations	36,216,935	—	—	36,216,935

Foreign Government Obligations	—	4,462,401	—	4,462,401

Municipal Bonds	—	1,381,965	—	1,381,965

Total Bonds	36,216,935	245,636,244	3,798,817	285,651,996

Other

Senior Loans	—	982,576	—	982,576

Money Market Funds	56,568,662	—	—	56,568,662

Total Other	56,568,662	982,576	—	57,551,238

Investments in Securities	645,420,790	246,622,230	3,798,817	895,841,837

Derivatives

Assets

Futures Contracts	36,406	—	—	36,406

Total	645,457,196	246,622,230	3,798,817	895,878,243

The accompanying Notes to Financial Statements are an integral part of this statement.

80	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Commercial Mortgage- Backed Securities- Non-Agency ($)	Total ($)
Balance as of December 31, 2011	692,214	—	692,214

Accrued discounts/premiums	6,075	(25)	6,050

Realized gain (loss)	(1,228)	—	(1,228)

Change in unrealized appreciation (depreciation)(a)	20,065	1,980	22,045

Sales	(214,920)	(12,027)	(226,947)

Purchases	10,613	3,296,070	3,306,683

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of December 31, 2012	512,819	3,285,998	3,798,817

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $22,258, which is comprised of Corporate Bonds & Notes of $20,278 and Commercial Mortgage-Backed Securities Non-Agency of $1,980.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain commercial mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize a single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	81

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 22.0%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Bryant Park Funding LLC(a)
01/15/13	0.180%	12,000,000	11,999,160

Chariot Funding LLC(a)
01/02/13	0.060%	15,000,000	14,999,950

FCAR Owner Trust Series I
03/01/13	0.240%	2,500,000	2,499,017

Fairway Finance Co. LLC(a)
01/09/13	0.040%	1,000,000	999,989
01/24/13	0.180%	6,000,000	5,999,272
03/18/13	0.210%	18,000,000	17,992,020

Liberty Street Funding LLC(a)
01/02/13	0.020%	2,000,000	1,999,998

Market Street Funding LLC(a)
01/25/13	0.200%	11,000,000	10,998,533
02/22/13	0.200%	13,000,000	12,996,432

MetLife Short Term Funding LLC(a)
01/15/13	0.150%	21,500,000	21,498,662

Old Line Funding LLC(a)
01/17/13	0.160%	13,000,000	12,999,075
03/25/13	0.200%	11,000,000	10,994,928

Regency Markets No. 1 LLC(a)
01/17/13	0.200%	6,000,000	5,999,440
01/25/13	0.220%	17,000,000	16,997,507

Thunder Bay Funding LLC(a)
01/07/13	0.140%	8,000,000	7,999,800
03/11/13	0.200%	15,000,000	14,994,250

Total Asset-Backed Commercial Paper
(Cost: $171,968,033)			171,968,033

Commercial Paper 38.3%
Banking 10.0%
Bank of Nova Scotia Trust Co.
01/02/13	0.060%	27,000,000	26,999,910

HSBC Bank PLC(a)
01/02/13	0.110%	12,000,000	11,999,927

State Street Corp.
01/02/13	0.090%	13,000,000	12,999,935
01/10/13	0.160%	11,000,000	10,999,505

Wells Fargo & Co.
03/13/13	0.140%	15,000,000	14,995,858

Total			77,995,135

Consumer Products 2.6%
Procter & Gamble Co. (The)(a)
01/09/13	0.150%	7,000,000	6,999,767
01/14/13	0.160%	6,000,000	5,999,653
02/19/13	0.160%	7,000,000	6,998,476

Total			19,997,896

Commercial Paper (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Integrated Energy 4.0%
Chevron Corp.(a)
01/18/13	0.120%	24,000,000	23,998,640

Exxon Mobil Corp.
01/07/13	0.010%	7,000,000	6,999,983

Total			30,998,623

Life Insurance 2.9%
New York Life Capital Corp.(a)
02/14/13	0.170%	23,000,000	22,995,221

Non-Captive Diversified 3.5%
General Electric Capital Corp.
01/04/13	0.020%	27,500,000	27,499,931

Pharmaceuticals 7.9%
Johnson & Johnson(a)
01/09/13	0.070%	10,000,000	9,999,822

Merck & Co., Inc.(a)
01/28/13	0.100%	6,000,000	5,999,550
02/11/13	0.100%	15,000,000	14,998,292

Pfizer, Inc.(a)
01/14/13	0.080%	8,000,000	7,999,769

Roche Holdings, Inc.(a)
01/16/13	0.100%	7,000,000	6,999,708
01/17/13	0.110%	16,000,000	15,999,147

Total			61,996,288

Property & Casualty 1.4%
Travelers Companies, Inc. (The)(a)
01/04/13	0.090%	4,000,000	3,999,967
01/16/13	0.090%	7,000,000	6,999,737

Total			10,999,704

Retailers 3.1%
Wal-Mart Stores, Inc.(a)
01/24/13	0.100%	24,000,000	23,998,524

Technology 2.9%
International Business Machines Co.(a)
01/08/13	0.070%	18,000,000	17,999,755
01/09/13	0.070%	5,000,000	4,999,922

Total			22,999,677

Total Commercial Paper
(Cost: $299,480,999)			299,480,999

The accompanying Notes to Financial Statements are an integral part of this statement.

82	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

Certificates of Deposit 16.5%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

BB&T Corp.
01/23/13	0.170%	23,000,000	23,000,000

Bank Of Montreal
01/03/13	0.050%	27,500,000	27,500,000

Canadian Imperial Bank of Commerce
01/07/13	0.110%	27,500,000	27,500,000

Royal Bank of Canada
01/02/13	0.050%	28,000,000	28,000,000

Toronto Dominion Bank
01/14/13	0.200%	23,000,000	23,000,000

Total Certificates of Deposit
(Cost: $129,000,000)			129,000,000

U.S. Government & Agency Obligations 11.1%
Federal Home Loan Banks
01/09/13	0.120%	22,200,000	22,199,683
01/16/13	0.020%	15,000,000	14,999,844
01/18/13	0.010%	15,000,000	14,999,929
01/23/13	0.020%	1,000,000	999,988
01/28/13	0.020%	1,000,000	999,985
02/06/13	0.110%	16,000,000	15,998,900
03/20/13	0.060%	5,000,000	4,999,404
12/23/13	0.250%	4,000,000	4,000,000

Federal Home Loan Banks(b)
07/26/13	0.220%	8,000,000	7,999,657

Total U.S. Government & Agency Obligations
(Cost: $87,197,390)			87,197,390

Repurchase Agreements 2.8%
Tri-Party Barclays Bank PLC dated 12/31/12, matures 01/02/13, repurchase price $14,800,148 (collateralized by U.S. Treasury Bond Total Market Value $14,800,081)
	0.180%	14,800,000	14,800,000

Tri-Party RBC Capital Markets LLC dated 12/31/12, due 01/02/13, repurchase price $7,000,058 (collateralized by U.S. Treasury Bond Total Market Value $7,140,015)
	0.150%	7,000,000	7,000,000

Total Repurchase Agreements
(Cost: $21,800,000)			21,800,000

Treasury Bills 5.9%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

U.S. Treasury Bills
01/03/13	0.001%	24,000,000	23,999,999
01/10/13	0.001%	22,000,000	21,999,994

Total Treasury Bills
(Cost: $45,999,993)			45,999,993

Asset-Backed Securities — Non-Agency 3.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 1.1%
CIT Equipment Collateral Series 2012-VT1 Class A1(c)
04/22/13	0.441%	558,909	558,909

CNH Equipment Trust Series 2012-C Class A1
10/15/13	0.230%	2,926,001	2,926,001

GE Equipment Small Ticket LLC Series 2012-1A Class A1(c)
06/21/13	0.433%	1,059,427	1,059,427

GE Equipment Transportation LLC Series 2012-2 Class A1
10/24/13	0.260%	1,407,681	1,407,681

Great America Leasing Receivables Series 2012-1 Class A1(c)
04/15/13	0.512%	144,334	144,334

John Deere Owner Trust Series 2012-B Class A1
09/16/13	0.267%	828,767	828,767

Macquarie Equipment Funding Trust Series 2012-A Class A1(c)
10/21/13	0.290%	1,747,656	1,747,656

Wheels SPV LLC Series 2012-1 Class A1(c)
05/20/13	0.500%	429,520	429,520

Total			9,102,295

Car Loan 2.3%
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A1
09/09/13	0.300%	2,720,393	2,720,393

Series 2012-5 Class A1
12/09/13	0.270%	3,697,355	3,697,355

Ford Credit Auto Lease Trust Series 2012-B Class A1(c)
10/15/13	0.230%	2,354,262	2,354,262

Honda Auto Receivables Owner Trust Series 2012-2 Class A1
05/15/13	0.301%	179,550	179,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	83

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SMART Trust Series 2012-4US Class A1
10/14/13	0.290%	5,074,253	5,074,253

SMART Trust(c)
Series 2012-2USA Class A1
06/14/13	0.424%	1,075,402	1,075,402

Westlake Automobile Receivables Trust Series 2012-1A Class A1(c)
09/16/13	0.426%	2,779,192	2,779,192

Total			17,880,407

Total Asset-Backed Securities — Non-Agency
(Cost: $26,982,702)			26,982,702

Total Investments
(Cost: $782,429,117)			782,429,117

Other Assets & Liabilities, Net			(130,075)

Net Assets			782,299,042

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $368,454,893 or 47.10% of net assets.

(b)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on December 31, 2012. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $10,148,702 or 1.30% of net assets.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods,

The accompanying Notes to Financial Statements are an integral part of this statement.

84	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

Fair Value Measurements (continued)

the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	171,968,033	—	171,968,033

Commercial Paper	—	299,480,999	—	299,480,999

Certificates of Deposit	—	129,000,000	—	129,000,000

U.S. Government & Agency Obligations	—	87,197,390	—	87,197,390

Repurchase Agreements	—	21,800,000	—	21,800,000

Treasury Bills	—	45,999,993	—	45,999,993

Total Short-Term Securities	—	755,446,415	—	755,446,415

Bonds

Asset-Backed Securities — Non-Agency	—	26,982,702	—	26,982,702

Total Bonds	—	26,982,702	—	26,982,702

Total	—	782,429,117	—	782,429,117

See	the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	85

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 41.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.4%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	710,000	724,200

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	611,000	647,660

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	1,153,000	1,253,888

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	1,441,000	1,581,497

L-3 Communications Corp.
02/15/21	4.950%	9,440,000	10,651,209

Oshkosh Corp.
03/01/17	8.250%	462,000	507,045

Silver II Borrower/US Holdings LLC(b)
12/15/20	7.750%	430,000	445,050

TransDigm, Inc.
12/15/18	7.750%	173,000	191,381

TransDigm, Inc.(b)
10/15/20	5.500%	225,000	234,000

Total			16,235,930

Automotive 1.5%
Allison Transmission, Inc.(b)
05/15/19	7.125%	614,000	660,050

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	650,000	708,500

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	246,000	263,835

Delphi Corp.
05/15/19	5.875%	240,000	257,400

Ford Motor Co. Senior Unsecured
07/16/31	7.450%	9,618,000	12,214,860
11/01/46	7.400%	4,445,000	5,461,794

Ford Motor Credit Co. LLC Senior Unsecured
04/15/16	4.207%	3,830,000	4,085,139
06/15/16	3.984%	30,610,000	32,502,494

Lear Corp.
03/15/18	7.875%	68,000	74,120
03/15/20	8.125%	470,000	531,100

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%	310,000	348,750

Visteon Corp.
04/15/19	6.750%	1,111,000	1,183,215

Total			58,291,257

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banking 7.8%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I(b)(c)
12/29/49	3.407%	13,155,000	13,155,000

Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%	350,000	378,398

Bank of Montreal Senior Unsecured
11/06/22	2.550%	22,385,000	22,186,628

Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	2,254,000	2,693,426

Barclays Bank PLC(b)(c)
09/29/49	7.434%	16,502,000	17,023,579

Barclays Bank PLC(c)
12/15/49	6.278%	11,380,000	10,811,000

Capital One Capital III
08/15/36	7.686%	15,930,000	15,930,000

Capital One Capital IV
02/17/37	6.745%	15,630,000	15,630,000

Capital One Capital V
08/15/39	10.250%	16,432,000	16,432,000

Capital One Capital VI
05/15/40	8.875%	1,040,000	1,040,000

Citigroup, Inc. Subordinated Notes
08/25/36	6.125%	5,175,000	5,640,113

Citigroup, Inc.(c)
12/31/49	5.900%	6,940,000	7,009,469

City National Bank Subordinated Notes
07/15/22	5.375%	8,300,000	8,911,203

Discover Bank Subordinated Notes
11/18/19	8.700%	2,049,000	2,666,327

HBOS PLC Subordinated Notes(b)
05/21/18	6.750%	16,206,000	17,441,707

JPMorgan Chase & Co. Senior Unsecured
09/23/22	3.250%	35,130,000	36,176,207

JPMorgan Chase Capital XXI(c)
02/02/37	1.263%	11,431,000	8,800,761

JPMorgan Chase Capital XXIII(c)
05/15/47	1.310%	13,920,000	10,578,198

Lloyds Banking Group PLC(b)(c)
11/29/49	6.267%	7,326,000	5,604,390
12/31/49	6.657%	11,762,000	10,438,775

Merrill Lynch & Co., Inc. Subordinated Notes
05/02/17	5.700%	5,925,000	6,502,687

The accompanying Notes to Financial Statements are an integral part of this statement.

86	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Royal Bank of Scotland Group PLC Senior Unsecured
09/18/15	2.550%	5,775,000	5,910,193

State Street Corp.
03/15/18	4.956%	23,660,000	26,799,469

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	726,000	802,230

U.S. Bancorp Subordinated Notes
07/15/22	2.950%	6,706,000	6,774,576

Wachovia Capital Trust III(c)
03/29/49	5.570%	16,225,000	16,143,875

Wells Fargo & Co.(c)
03/29/49	7.980%	8,700,000	9,983,250

Wells Fargo Capital X
12/15/36	5.950%	10,703,000	10,917,060

Total			312,380,521

Brokerage 0.1%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	455,000	466,375

Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	2,300,000	2,774,996

Nuveen Investments, Inc. Senior Unsecured(b)
10/15/20	9.500%	439,000	436,805

Total			3,678,176

Building Materials —%
HD Supply, Inc. Secured(b)
04/15/20	11.000%	255,000	300,900

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	512,000	519,680

Nortek, Inc.
12/01/18	10.000%	74,000	82,325
04/15/21	8.500%	406,000	450,660

Total			1,353,565

Chemicals 0.7%
Ashland, Inc.(b)
08/15/22	4.750%	282,000	293,280

Celanese U.S. Holdings LLC
06/15/21	5.875%	683,000	764,960
11/15/22	4.625%	52,000	54,470

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	5,275,000	5,864,286
11/15/22	3.000%	5,130,000	5,118,580
11/15/42	4.375%	3,420,000	3,397,818

Huntsman International LLC
03/15/21	8.625%	58,000	66,265

Huntsman International LLC(b)
11/15/20	4.875%	200,000	202,250

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	535,000	593,850

Koppers, Inc.
12/01/19	7.875%	95,000	104,500

Lubrizol Corp.
02/01/19	8.875%	3,090,000	4,311,604

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%	1,298,000	1,521,905
04/15/24	5.750%	1,559,000	1,831,825

MacDermid, Inc.(b)
04/15/17	9.500%	702,000	730,080

Momentive Performance Materials, Inc. Senior Secured(b)
10/15/20	8.875%	480,000	484,800

Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	680,000	744,600
11/01/19	8.625%	13,000	14,755

Nufarm Australia Ltd.(b)
10/15/19	6.375%	162,000	169,290

PQ Corp. Secured(b)
05/01/18	8.750%	1,373,000	1,427,920

Polypore International, Inc.
11/15/17	7.500%	467,000	509,030

Total			28,206,068

Construction Machinery 0.2%
CNH Capital LLC
11/01/16	6.250%	554,000	610,785

Case New Holland, Inc.
12/01/17	7.875%	800,000	946,000

Caterpillar, Inc. Senior Unsecured
06/26/22	2.600%	5,220,000	5,264,579

Columbus McKinnon Corp.
02/01/19	7.875%	582,000	624,195

Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	585,000	605,475

United Rentals North America, Inc.
12/15/19	9.250%	439,000	500,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	87

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United Rentals North America, Inc.(b)
04/15/22	7.625%	470,000	525,225
Secured
07/15/18	5.750%	353,000	380,357

Total			9,457,076

Consumer Cyclical Services 0.1%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.375%	554,000	606,630

Monitronics International, Inc.
04/01/20	9.125%	255,000	262,013

Vivint, Inc.(b) Senior Secured
12/01/19	6.375%	1,618,000	1,603,842

Senior Unsecured
12/01/20	8.750%	449,000	441,142

Total			2,913,627

Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured PIK(b)
11/01/17	7.750%	238,000	245,140

Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	651,000	651,000

Spectrum Brands Escrow Corp.(b) Senior Unsecured
11/15/20	6.375%	385,000	404,250
11/15/22	6.625%	202,000	216,645

Spectrum Brands, Inc.(b)
03/15/20	6.750%	541,000	578,870

Tempur-Pedic International, Inc.(b)
12/15/20	6.875%	72,000	74,070

Total			2,169,975

Diversified Manufacturing 0.6%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	737,000	788,590

General Electric Co. Senior Unsecured
10/09/22	2.700%	10,760,000	10,967,743
10/09/42	4.125%	10,302,000	10,597,132

Tomkins LLC/Inc. Secured
10/01/18	9.000%	467,000	523,040

Total			22,876,505

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Electric 3.2%
Alabama Power Co. Senior Unsecured
03/15/41	5.500%	12,524,000	15,746,939
01/15/42	4.100%	2,728,000	2,801,149

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	4,720,000	5,540,279

CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	295,000	312,700
12/15/15	6.875%	695,000	787,281

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	605,000	668,525

Commonwealth Edison Co. 1st Mortgage
08/15/16	5.950%	1,143,000	1,332,102
03/15/36	5.900%	3,865,000	4,986,109

Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL 1,010,000	525,965

Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	5,360,000	7,662,474

Duke Energy Carolinas LLC 1st Refunding Mortgage
09/30/42	4.000%	10,973,000	11,060,180

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	304,000	358,720

Georgia Power Co. Senior Unsecured
09/01/40	4.750%	7,395,000	8,089,598

Nevada Power Co.
05/15/18	6.500%	6,040,000	7,532,822
08/01/18	6.500%	1,224,000	1,541,434
05/15/41	5.450%	12,665,000	15,193,505

Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%	2,345,000	2,738,596

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	7,700,000	8,512,881

Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	2,435,000	2,916,056

Sierra Pacific Power Co.
05/15/16	6.000%	10,091,000	11,678,546

Southern California Edison Co. 1st Mortgage
09/01/40	4.500%	1,135,000	1,279,876

Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	6,240,000	7,763,471

The accompanying Notes to Financial Statements are an integral part of this statement.

88	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	2,705,000	3,373,381

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	6,875,000	7,276,908

Total			129,679,497

Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	779,000	862,743
12/01/20	9.750%	58,000	66,990

Cinemark USA, Inc.(b)
12/15/22	5.125%	200,000	202,500

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(e)
07/01/15	9.300%	951,045	951,045

Total			2,083,278

Environmental —%
Clean Harbors, Inc.
08/01/20	5.250%	719,000	749,557

Clean Harbors, Inc.(b)
06/01/21	5.125%	382,000	396,325

Total			1,145,882

Food and Beverage 1.0%
Campbell Soup Co. Senior Unsecured
08/02/22	2.500%	5,206,000	5,159,422
08/02/42	3.800%	7,142,000	6,963,186

Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	9,309,000	10,262,158

ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	6,598,000	8,294,399

Heineken NV Senior Notes(b)
10/01/42	4.000%	1,690,000	1,634,500

Hershey Co. (The) Senior Unsecured
12/01/20	4.125%	3,075,000	3,520,377

Mondelez International, Inc. Senior Unsecured
02/09/40	6.500%	3,230,000	4,338,975

Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	139,000	141,085

Total			40,314,102

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	517,000	513,122

MGM Resorts International
03/01/18	11.375%	553,000	669,130
12/15/21	6.625%	171,000	171,000

MGM Resorts International(b)
10/01/20	6.750%	69,000	70,466

ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	748,000	863,940

Seminole Indian Tribe of Florida(b) Secured
10/01/17	7.750%	71,000	76,769

Senior Secured
10/01/20	6.535%	733,000	797,006

Seneca Gaming Corp. (b)
12/01/18	8.250%	568,000	599,240

Studio City Finance Ltd.(b)
12/01/20	8.500%	948,000	993,030

Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	237,000	213,300

Total			4,967,003

Gas Distributors 0.1%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	683,000	826,189

Sempra Energy Senior Unsecured
06/01/16	6.500%	3,395,000	3,980,135

Total			4,806,324

Gas Pipelines 3.6%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	750,000	761,250

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	16,090,000	18,645,527

El Paso LLC
09/15/20	6.500%	1,703,000	1,924,390
01/15/32	7.750%	433,000	508,772

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	8,878,000	10,061,118

Enterprise Products Operating LLC
02/01/41	5.950%	9,180,000	11,082,739
02/15/42	5.700%	3,220,000	3,771,135

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	1,010,000	1,080,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	89

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	3,560,000	4,684,479
09/01/39	6.500%	4,770,000	5,862,545

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	631,000	693,311
02/15/23	5.500%	603,000	654,255

NiSource Finance Corp.
02/15/23	3.850%	4,335,000	4,454,715
12/15/40	6.250%	5,010,000	5,995,297

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
02/01/21	5.000%	3,995,000	4,627,624
01/15/37	6.650%	2,575,000	3,372,094

Regency Energy Partners LP/Corp.
04/15/23	5.500%	425,000	453,688

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	610,000	666,425
07/15/21	6.500%	627,000	686,565

Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured
06/15/21	4.400%	7,740,000	8,584,411

Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	4,765,000	6,794,566

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	1,734,000	1,764,345

TransCanada PipeLines Ltd.(c)
05/15/67	6.350%	21,067,000	22,581,317

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	7,090,000	8,207,178
08/01/42	4.450%	9,460,000	9,737,679

Williams Partners LP Senior Unsecured
04/15/40	6.300%	5,075,000	6,204,365

Total			143,860,490

Health Care 1.4%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	116,493	122,900

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	801,000	843,052

Amsurg Corp.(b)
11/30/20	5.625%	210,000	218,400

Biomet, Inc.(b)
08/01/20	6.500%	455,000	483,437

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CHS/Community Health Systems, Inc.
11/15/19	8.000%	636,000	688,470
Senior Secured
08/15/18	5.125%	667,000	695,347

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	881,000	971,302

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	507,000	534,251

Emdeon, Inc.
12/31/19	11.000%	565,000	649,750

Express Scripts Holding Co.(b)
02/15/17	2.650%	12,626,000	13,123,326
02/15/22	3.900%	7,785,000	8,394,192

Fresenius Medical Care U.S. Finance II, Inc.(b)
07/31/19	5.625%	213,000	228,709
01/31/22	5.875%	276,000	299,460

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	558,000	623,565

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	193,000	197,825

HCA, Inc.
02/15/22	7.500%	1,777,000	2,034,665
05/01/23	5.875%	128,000	132,480
Senior Secured
02/15/20	6.500%	777,000	874,125
02/15/20	7.875%	159,000	176,888
05/01/23	4.750%	85,000	86,488

Hanger, Inc.
11/15/18	7.125%	404,000	426,220

HealthSouth Corp.
02/15/20	8.125%	135,000	148,838

Hologic, Inc.(b)
08/01/20	6.250%	159,000	171,323

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	971,000	917,595

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	283,000	296,443

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(b)
11/01/18	10.500%	275,000	288,406

McKesson Corp. Senior Unsecured
12/15/22	2.700%	16,555,000	16,560,447

Multiplan, Inc.(b)
09/01/18	9.875%	885,000	984,562

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	643,000	705,692

The accompanying Notes to Financial Statements are an integral part of this statement.

90	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Physiotherapy Associates Holdings, Inc. Senior Unsecured(b)
05/01/19	11.875%	282,000	252,390

Radnet Management, Inc.
04/01/18	10.375%	240,000	244,200

Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	301,000	291,218

STHI Holding Corp. Secured(b)
03/15/18	8.000%	505,000	546,662

Tenet Healthcare Corp.(b) Senior Secured
06/01/20	4.750%	562,000	570,430
Senior Unsecured
02/01/20	6.750%	309,000	318,270

Truven Health Analytics, Inc. Senior Unsecured(b)
06/01/20	10.625%	383,000	407,895

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%	184,000	193,890

VWR Funding, Inc.(b)
09/15/17	7.250%	42,000	43,995

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	853,000	882,855
02/01/19	7.750%	310,000	320,850

Total			55,950,813

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	405,000	486,000

Aetna, Inc. Senior Unsecured
11/15/22	2.750%	8,245,000	8,177,119

Total			8,663,119

Home Construction 0.1%
Beazer Homes USA, Inc.
05/15/19	9.125%	201,000	210,296

KB Home
03/15/20	8.000%	267,000	303,045

Meritage Homes Corp.
04/01/22	7.000%	301,000	327,338

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	495,000	546,975

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	633,000	670,980

Total			2,058,634

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Independent Energy 2.1%
Anadarko Petroleum Corp. Senior Unsecured
09/15/17	6.375%	3,105,000	3,704,762
03/15/40	6.200%	3,205,000	3,953,319

Antero Resources Finance Corp.
12/01/17	9.375%	34,000	37,315
08/01/19	7.250%	141,000	153,690

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	951,000	1,027,080

Chesapeake Energy Corp.
08/15/20	6.625%	1,221,000	1,314,101
02/15/21	6.125%	995,000	1,032,312

Comstock Resources, Inc.
06/15/20	9.500%	390,000	419,250

Concho Resources, Inc.
01/15/21	7.000%	2,111,000	2,353,765

Continental Resources, Inc.
04/01/21	7.125%	776,000	874,940
09/15/22	5.000%	11,085,000	11,944,087

Denbury Resources, Inc.
03/01/16	9.750%	257,000	272,420

Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	2,920,000	3,623,510

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(b)
12/15/17	8.125%	299,000	296,384

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	1,052,000	1,186,130

EnCana Corp. Senior Unsecured
11/15/21	3.900%	2,825,000	3,068,351

Halcon Resources Corp.(b)
05/15/21	8.875%	317,000	336,020

Hess Corp. Senior Unsecured
08/15/31	7.300%	3,230,000	4,349,948

Kodiak Oil & Gas Corp.
12/01/19	8.125%	1,828,000	2,015,370

Laredo Petroleum, Inc.
02/15/19	9.500%	774,000	864,945
05/01/22	7.375%	526,000	570,710

MEG Energy Corp.(b)
03/15/21	6.500%	549,000	577,823
01/30/23	6.375%	377,000	393,023

Nexen, Inc. Senior Unsecured
05/15/37	6.400%	5,930,000	7,666,316
07/30/39	7.500%	8,730,000	12,635,191

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	91

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%	340,000	396,274

Oasis Petroleum, Inc.
11/01/21	6.500%	1,502,000	1,595,875
01/15/23	6.875%	423,000	453,668

Plains Exploration & Production Co.
11/15/20	6.500%	1,105,000	1,223,787
02/15/23	6.875%	835,000	953,988

QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	351,000	377,325
05/01/23	5.250%	775,000	829,250

Range Resources Corp.
05/15/19	8.000%	570,000	631,275

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(b)
09/30/20	5.298%	3,477,100	3,903,045

SM Energy Co. Senior Unsecured
11/15/21	6.500%	288,000	308,160

Sandridge Energy, Inc.
10/15/22	8.125%	25,000	27,375
02/15/23	7.500%	124,000	132,680

Whiting Petroleum Corp.
10/01/18	6.500%	34,000	36,550

Woodside Finance Ltd.(b)
05/10/21	4.600%	6,485,000	7,147,611

Total			82,687,625

Integrated Energy 0.7%
Lukoil International Finance BV(b)
11/09/20	6.125%	530,000	612,845

Shell International Finance BV
08/21/22	2.375%	20,800,000	20,897,323
03/25/40	5.500%	6,400,000	8,217,389

Total			29,727,557

Life Insurance 2.3%
ING Groep NV(c)
12/29/49	5.775%	10,799,000	10,205,055

ING U.S., Inc.(b)
07/15/22	5.500%	4,690,000	5,069,214

Lincoln National Corp.(c)
05/17/66	7.000%	5,655,000	5,782,238
04/20/67	6.050%	7,880,000	7,850,450

MetLife Capital Trust X(b)
04/08/38	9.250%	11,969,000	16,517,220

MetLife, Inc.
12/15/36	6.400%	3,120,000	3,335,985
08/01/39	10.750%	8,213,000	12,401,630

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Prudential Financial, Inc. Senior Unsecured
12/01/17	6.000%	515,000	617,939

Prudential Financial, Inc.(c)
06/15/38	8.875%	16,999,000	20,653,785
09/15/42	5.875%	7,350,000	7,717,500

Total			90,151,016

Lodging —%
Choice Hotels International, Inc.

07/01/22	5.750%	322,000	356,615

Media Cable 1.0%
CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	1,462,000	1,597,235
09/30/22	5.250%	171,000	173,137

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	1,005,000	1,163,287

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	251,000	251,314

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	477,000	496,676

DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	7,873,000	8,244,850
03/01/16	3.500%	11,195,000	11,860,050
03/15/17	2.400%	9,671,000	9,906,170
03/01/21	5.000%	3,105,000	3,483,127

DISH DBS Corp.
06/01/21	6.750%	1,185,000	1,350,900

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%	775,000	816,656

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%	502,000	518,315

Videotron Ltd.
07/15/22	5.000%	273,000	286,309

WaveDivision Escrow LLC/Corp. Senior Unsecured(b)
09/01/20	8.125%	15,000	15,525

Total			40,163,551

Media Non-Cable 0.9%
AMC Networks, Inc.
07/15/21	7.750%	868,000	991,690
12/15/22	4.750%	271,000	272,355

Clear Channel Communications, Inc.
08/01/16	10.750%	345,000	260,475

The accompanying Notes to Financial Statements are an integral part of this statement.

92	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	772,000	777,790

Clear Channel Worldwide Holdings, Inc.(b)
11/15/22	6.500%	343,000	352,433
11/15/22	6.500%	928,000	962,800

Getty Images, Inc. Senior Notes(b)
10/15/20	7.000%	742,000	758,695

Hughes Satellite Systems Corp.
06/15/21	7.625%	871,000	990,762
Senior Secured
06/15/19	6.500%	273,000	300,983

Intelsat Jackson Holdings SA(b)
12/15/22	6.625%	607,000	626,727
Senior Unsecured
10/15/20	7.250%	1,437,000	1,559,145

NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	3,965,000	4,180,085

National CineMedia LLC Senior Secured
04/15/22	6.000%	621,000	658,260

News America, Inc.
12/15/35	6.400%	2,515,000	3,121,993
02/15/41	6.150%	4,625,000	5,857,946

Nielsen Finance LLC/Co.
10/15/18	7.750%	473,000	528,578

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%	1,206,000	1,199,970

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	10,720,000	10,546,697

Salem Communications Corp. Secured
12/15/16	9.625%	418,000	462,935

Starz LLC/Finance Corp. Senior Unsecured(b)
09/15/19	5.000%	237,000	242,925

Univision Communications, Inc.(b)
05/15/21	8.500%	593,000	615,237

Senior Secured
11/01/20	7.875%	718,000	775,440
09/15/22	6.750%	360,000	371,700

Total			36,415,621

Metals 0.4%
Alpha Natural Resources, Inc.
04/15/18	9.750%	618,000	667,440
06/01/19	6.000%	745,000	690,987

ArcelorMittal Senior Unsecured
10/15/39	7.500%	4,175,000	3,924,500
03/01/41	7.250%	2,805,000	2,601,637

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Arch Coal, Inc.
06/15/21	7.250%	206,000	190,035

Arch Coal, Inc.(b)
06/15/19	9.875%	576,000	599,040

Calcipar SA Senior Secured(b)
05/01/18	6.875%	602,000	614,040

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	920,000	982,100

Inmet Mining Corp.(b)
06/01/20	8.750%	777,000	848,872
06/01/21	7.500%	297,000	308,138

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	344,000	359,480

Peabody Energy Corp.
11/15/21	6.250%	623,000	661,938

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	661,000	672,568

Rio Tinto Finance USA PLC
08/21/22	2.875%	2,550,000	2,566,861

Total			15,687,636

Non-Captive Consumer 0.7%
Discover Financial Services Senior Unsecured
04/27/22	5.200%	2,255,000	2,567,802

Discover Financial Services(b)
Senior Unsecured
11/21/22	3.850%	6,594,000	6,804,177

HSBC Finance Capital Trust IX(c)
11/30/35	5.911%	7,340,000	7,321,650

HSBC Finance Corp. Senior Subordinated Notes
01/15/21	6.676%	9,220,000	10,938,341

SLM Corp. Senior Unsecured
03/25/20	8.000%	425,000	485,563

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	843,000	754,485

Total			28,872,018

Non-Captive Diversified 0.9%
Ally Financial, Inc.
02/15/17	5.500%	298,000	318,789
03/15/20	8.000%	2,309,000	2,828,525

CIT Group, Inc. Senior Unsecured
08/15/17	4.250%	326,000	335,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	93

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CIT Group, Inc.(b) Senior Secured
04/01/18	6.625%	285,000	322,050
Senior Unsecured
02/15/19	5.500%	1,812,000	1,966,020

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	5,750,000	6,560,957
09/07/22	3.150%	18,950,000	19,361,082

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	2,463,000	2,937,128

Total			34,630,247

Oil Field Services 0.3%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	1,656,000	1,780,200

Green Field Energy Services, Inc.(b) Senior Secured
11/15/16	13.250%	816,000	816,000
11/15/16	13.250%	20,000	20,000

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	748,000	815,320

Oil States International, Inc.(b)
01/15/23	5.125%	286,000	289,933

Weatherford International Ltd.
03/15/38	7.000%	6,040,000	6,971,851

Total			10,693,304

Other Financial Institutions —%
FTI Consulting, Inc.(b)
11/15/22	6.000%	269,000	278,415

Other Industry 0.7%
Interline Brands, Inc.
11/15/18	7.500%	445,000	480,600

Memorial Sloan-Kettering Cancer Center Senior Unsecured
07/01/52	4.125%	11,600,000	11,477,156

President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	1,990,000	2,404,069

President and Fellows of Harvard College(b)
01/15/39	6.500%	9,555,000	14,001,515

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	358,000	382,165

Total			28,745,505

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging 0.1%
Berry Plastics Corp. Secured
01/15/21	9.750%	530,000	610,825

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	359,000	373,360
08/15/19	9.875%	679,000	726,530
Senior Secured
08/15/19	7.875%	355,000	394,938
02/15/21	6.875%	875,000	942,812

Reynolds Group Issuer, Inc./LLC(b)
Senior Secured
10/15/20	5.750%	815,000	841,487

Sealed Air Corp.(b)
09/15/21	8.375%	193,000	220,503
Senior Unsecured
12/01/20	6.500%	145,000	156,600

Total			4,267,055

Pharmaceuticals 1.0%
Catalent Pharma Solutions, Inc.(b)
10/15/18	7.875%	518,000	521,885

Jaguar Holding Co. I Senior Unsecured PIK(b)
10/15/17	9.375%	273,000	286,650

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	200,000	227,000

Johnson & Johnson Senior Unsecured
05/15/41	4.850%	8,814,000	10,898,961

Merck & Co., Inc.
Senior Unsecured
09/15/22	2.400%	12,670,000	12,674,143
09/15/42	3.600%	11,520,000	11,366,196

Roche Holdings, Inc.(b)
03/01/19	6.000%	3,625,000	4,512,375

VPI Escrow Corp. (b)
10/15/20	6.375%	773,000	829,042

Total			41,316,252

Property & Casualty 1.3%
Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	354,000	352,230

Hub International Ltd.(b)
10/15/18	8.125%	654,000	670,350

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	4,540,000	4,948,087
05/01/42	6.500%	4,885,000	5,495,810
Senior Unsecured
03/15/35	6.500%	4,005,000	4,376,420

The accompanying Notes to Financial Statements are an integral part of this statement.

94	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Liberty Mutual Group, Inc.(b)(c)
06/15/58	10.750%	9,150,000	13,633,500

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	15,435,000	20,554,743

Total			50,031,140

Railroads 0.6%
BNSF Funding Trust I(c)
12/15/55	6.613%	10,891,000	12,347,671

CSX Corp. Senior Unsecured
05/30/42	4.750%	7,350,000	7,914,458

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	3,955,000	4,799,899

Total			25,062,028

Refining 0.2%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	7,230,000	9,160,815

REITs 1.1%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	14,750,000	16,030,802

Duke Realty LP
Senior Unsecured
02/15/15	7.375%	2,765,000	3,083,597
08/15/19	8.250%	4,841,000	6,189,717
06/15/22	4.375%	4,870,000	5,106,624

Simon Property Group LP Senior Unsecured
02/01/23	2.750%	13,495,000	13,487,429

Total			43,898,169

Restaurants —%
Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	316,000	331,800

Retailers 1.1%
99 Cent Only Stores
12/15/19	11.000%	322,000	368,288

Amazon.com, Inc. Senior Unsecured
11/29/22	2.500%	12,245,000	12,068,917

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	432,000	466,560

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	372,000	378,510

Limited Brands, Inc.
04/01/21	6.625%	785,000	898,825

Macy’s Retail Holdings, Inc.
02/15/23	2.875%	4,105,000	4,019,751
07/15/27	6.790%	17,065,000	19,517,821
03/15/37	6.375%	2,600,000	3,129,831

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	383,000	394,490

Rite Aid Corp.
03/15/20	9.250%	451,000	480,315
Senior Secured
08/15/20	8.000%	387,000	442,147
Senior Unsecured
02/15/27	7.700%	374,000	319,770

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	489,000	530,565

Total			43,015,790

Supermarkets 0.2%
Kroger Co. (The)
12/15/18	6.800%	6,365,000	7,954,786

Technology 1.2%
Alliance Data Systems Corp.(b)
12/01/17	5.250%	364,000	369,460
04/01/20	6.375%	350,000	367,500

Amkor Technology, Inc.
05/01/18	7.375%	933,000	965,655

Amkor Technology, Inc.(b)
Senior Unsecured
10/01/22	6.375%	294,000	289,590

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	324,000	349,110

CDW LLC/Finance Corp.
04/01/19	8.500%	714,000	772,905
Senior Secured
12/15/18	8.000%	390,000	431,438

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	393,000	436,230

First Data Corp.
01/15/21	12.625%	987,000	1,038,818

First Data Corp.(b)
Secured
01/15/21	8.250%	198,000	198,000
Senior Secured
08/15/20	8.875%	391,000	426,190
11/01/20	6.750%	1,313,000	1,329,412

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	95

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Freescale Semiconductor, Inc. Senior Secured(b)
04/15/18	9.250%	500,000	546,250

Hewlett-Packard Co.
Senior Unsecured
05/30/14	1.550%	1,435,000	1,431,791
06/02/14	4.750%	4,326,000	4,509,435
12/09/14	2.625%	3,880,000	3,925,660
03/15/15	2.350%	1,184,000	1,189,272

Microsoft Corp. Senior Unsecured
11/15/22	2.125%	2,955,000	2,926,056

Nuance Communications, Inc.(b)
08/15/20	5.375%	857,000	895,565

Oracle Corp.
Senior Unsecured
10/15/17	1.200%	4,130,000	4,142,258
10/15/22	2.500%	19,564,000	19,740,252

Total			46,280,847

Textile —%
PVH Corp. Senior Unsecured
12/15/22	4.500%	334,000	337,340

Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	641,000	708,305

ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	5,241,000	6,655,174

Hertz Corp. (The)
10/15/18	7.500%	524,000	579,020
01/15/21	7.375%	245,000	269,500

Total			8,211,999

Wireless 0.4%
Cricket Communications, Inc.
10/15/20	7.750%	630,000	642,600

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%	887,000	949,090

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	1,734,000	1,842,375

Sprint Nextel Corp.
Senior Unsecured
08/15/17	8.375%	164,000	190,650
08/15/20	7.000%	313,000	341,952
11/15/21	11.500%	479,000	651,440
11/15/22	6.000%	1,800,000	1,849,500

Sprint Nextel Corp.(b)
11/15/18	9.000%	1,255,000	1,549,925
03/01/20	7.000%	364,000	423,150

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	5,023,000	5,270,338

Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%	454,000	460,356

Total			14,171,376

Wirelines 3.1%
AT&T, Inc. Senior Unsecured
12/01/22	2.625%	38,570,000	38,633,448

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	6,945,000	7,674,218

CyrusOne LLP./Finance Corp.(b)
11/15/22	6.375%	458,000	477,465

Embarq Corp. Senior Unsecured
06/01/36	7.995%	10,115,000	11,172,230

Frontier Communications Corp.
Senior Unsecured
04/15/22	8.750%	455,000	527,800
01/15/23	7.125%	476,000	504,560

Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	42,000	44,048

Level 3 Communications, Inc.
Senior Unsecured
02/01/19	11.875%	405,000	466,763

Level 3 Communications, Inc.(b)
Senior Unsecured
06/01/19	8.875%	257,000	273,705

Level 3 Financing, Inc.
02/01/18	10.000%	289,000	322,235
04/01/19	9.375%	1,029,000	1,149,907

PAETEC Holding Corp.
12/01/18	9.875%	982,000	1,124,390

Telecom Italia Capital SA
09/30/14	4.950%	16,640,000	17,372,160
10/01/15	5.250%	5,423,000	5,770,072
07/18/36	7.200%	7,156,000	7,470,864

Telefonica Emisiones SAU
06/20/16	6.421%	5,090,000	5,632,085
07/03/17	6.221%	2,985,000	3,320,812
04/27/20	5.134%	2,250,000	2,365,312
02/16/21	5.462%	3,610,000	3,855,729

Verizon New York, Inc.
04/01/32	7.375%	8,275,000	10,964,036

Verizon Virginia, Inc.
10/01/29	8.375%	3,090,000	4,235,444

The accompanying Notes to Financial Statements are an integral part of this statement.

96	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	650,000	739,375
Senior Secured
01/01/20	8.125%	392,000	436,100

tw telecom holdings, Inc.(b)
10/01/22	5.375%	235,000	246,163

Total			124,778,921

Total Corporate Bonds & Notes
(Cost: $1,583,053,657)			1,668,319,270

Residential Mortgage-Backed Securities — Agency 17.9%
Federal Home Loan Mortgage Corp.(f)
05/01/41-06/01/41	4.500%	31,250,462	34,481,898
07/01/39	5.000%	6,444,351	7,046,886
06/01/33	5.500%	882,054	977,672
09/01/28-07/01/37	6.000%	20,578,964	22,839,083
04/01/30-04/01/32	7.000%	669,091	796,346
08/01/24	8.000%	53,443	64,155
01/01/25	9.000%	25,582	31,478

Federal National Mortgage Association(f)
03/01/41	3.500%	4,856,527	5,181,887
09/01/40-06/01/42	4.000%	264,561,443	288,974,201
05/01/39-10/15/42	4.500%	70,656,063	77,191,053
08/01/40-05/01/41	5.000%	29,907,508	32,856,767
12/01/28-09/01/36	5.500%	28,433,839	31,695,660
10/01/28-08/01/35	6.000%	17,397,734	19,467,728
05/01/29-07/01/38	7.000%	22,418,061	26,119,713
02/01/27-09/01/31	7.500%	297,005	356,440
11/01/21-04/01/22	8.000%	34,929	41,031
04/01/23	8.500%	50,210	56,395
06/01/24	9.000%	68,409	79,870

Federal National Mortgage Association(f)(g)
01/01/43	3.000%	36,500,000	38,245,156
01/01/43	3.500%	63,250,000	67,432,900

Federal National Mortgage Association(f)(h) CMO IO Series 2003-71 Class IM
12/25/31	5.500%	515,504	31,614

CMO IO Series 2004-84 Class GI
12/25/22	5.000%	9,760	114

Federal National Mortgage Association(f)(i)
06/01/40	5.000%	8,833,163	9,739,650
01/01/36	5.500%	15,431,583	17,070,677

Government National Mortgage Association(f)
06/15/41	4.500%	30,984,589	34,442,629

Total Residential Mortgage-Backed Securities — Agency
(Cost: $685,750,432)			715,221,003

Residential Mortgage-Backed Securities — Non-Agency 3.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American General Mortgage Loan Trust(b)(c)(f)
CMO Series 2009-1 Class A7
09/25/48	5.750%	10,593,000	11,024,908

CMO Series 2010-1A Class A1
03/25/58	5.150%	1,139,601	1,163,878

BCAP LLC Trust(b)(c)(f) CMO Series 2012-RR10 Class 5A5
04/26/36	0.472%	12,336,417	11,791,724

BCAP LLC Trust(b)(f)
08/26/36	0.328%	5,081,485	4,916,337
01/26/37	0.378%	7,996,198	7,736,322

BCAP LLC(b)(c)(f)
05/26/47	0.420%	4,426,654	4,127,855

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(f)
08/27/37	6.000%	2,616,437	2,748,572

Banc of America Funding Corp. CMO Series 2012-R5 Class A(b)(c)(f)
10/03/39	0.474%	8,770,462	8,489,134

Bayview Opportunity Master Fund Trust IIB LP Series 2012-4NPL Class A(b)(c)(f)
07/28/32	3.475%	2,055,704	2,082,604

Citigroup Mortgage Loan Trust, Inc.(b)(c)(f) CMO Series 2012-7 Class 12A1
03/25/36	2.627%	3,088,159	3,136,087

CMO Series 2012-9 Class 1A1
02/20/36	5.174%	6,144,300	6,343,449

Citigroup Mortgage Loan Trust, Inc.(b)(f)
CMO Series 2012-A Class A
06/25/51	2.500%	5,094,061	5,043,120

Credit Suisse Mortgage Capital Certificates(b)(c)(f)
CMO Series 2009-12R Class 30A1
12/27/36	5.508%	32,789	32,745

CMO Series 2010-12R Class 13A1
12/26/37	2.921%	2,458,687	2,460,870

CMO Series 2011-16R Class 7A3
12/27/36	3.500%	2,882,107	2,951,373

CMO Series 2011-17R Class 2A1
12/27/37	3.400%	3,110,354	3,208,700

CMO Series 2011-17R Class 3A1
10/27/35	2.476%	8,535,000	8,603,370

CMO Series 2012-4R Class 8A1
06/27/47	3.050%	3,333,466	3,342,426

JPMorgan Alternative Loan Trust CMO Series 2006-A4 Class A1(c)(f)
09/25/36	5.950%	482,208	484,530

Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(b)(c)(f)
10/26/36	3.250%	1,925,176	1,923,205

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	97

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Reremic Trust CMO Series 2012-R2 Class 1A(b)(c)(f)
11/26/36	0.370%	3,847,242	3,699,123

Nomura Asset Acceptance Corp.(c)(f)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	359,779	353,317

CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	2,277,149	2,235,962

Nomura Resecuritization Trust CMO Series 2012-3R Class 1A1(b)(c)(f)
01/26/37	0.380%	5,008,096	4,651,871

Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(c)(f)
08/26/52	2.734%	4,425,450	4,498,056

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(b)(c)(f)
09/25/57	2.667%	3,720,174	3,755,536

Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(c)(f)
12/25/34	4.740%	906,834	918,269

VOLT LLC(b)(c)(f)
Series 2012-RP3A Class A1
11/27/17	3.475%	8,575,790	8,575,775

VOLT LLC(b)(f)
Series 2012-RP2A Class A1
06/26/17	4.704%	2,589,107	2,624,424

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-2 Class 1A2(f)
04/25/35	8.000%	88,664	88,638

Total Residential Mortgage-Backed Securities—Non-Agency
(Cost: $121,775,709)			123,012,180

Commercial Mortgage-Backed Securities — Non-Agency 12.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(f)
Series 2005-3 Class A3A
07/10/43	4.621%	8,050,000	8,061,753
Series 2005-3 Class A4
07/10/43	4.668%	20,049,000	21,795,829
Series 2005-4 Class A5A
07/10/45	4.933%	10,845,000	11,883,094

Bear Stearns Commercial Mortgage Securities(f)
Series 2003-T10 Class A2
03/13/40	4.740%	2,533,488	2,538,297
Series 2006-PW14 Class A4
12/11/38	5.201%	15,800,000	18,106,342

Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(f)
10/15/49	5.431%	5,950,000	6,827,589

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust(c)(f)
Series 2005-CD1 Class A4
07/15/44	5.219%	7,930,000	8,800,428

Citigroup/Deutsche Bank Commercial Mortgage Trust(f)
Series 2007-CD4 Class A4
12/11/49	5.322%	19,452,000	22,373,422

Commercial Mortgage Pass-Through Certificates Series 2003-LB1A Class A2(f)
06/10/38	4.084%	8,797,285	8,878,238

Credit Suisse First Boston Mortgage Securities Corp.(c)(f)
Series 2004-C1 Class A4
01/15/37	4.750%	6,775,911	6,990,403

Credit Suisse First Boston Mortgage Securities Corp.(f)
Series 2004-C2 Class A1
05/15/36	3.819%	495,334	503,830

Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(c)(f)
06/15/38	5.804%	6,830,000	7,753,334

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	2.062%	6,324,587	6,323,474

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	0.946%	6,355,922	6,370,634
09/25/45	1.393%	1,431,000	1,431,346

GE Capital Commercial Mortgage Corp.(c)(f)
Series 2005-C1 Class A5
06/10/48	4.772%	3,900,000	4,205,627

GE Capital Commercial Mortgage Corp.(f)
Series 2003-C1 Class A4
01/10/38	4.819%	71,185	71,160

GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class A4(f)
04/10/40	5.023%	3,152,558	3,225,656

GS Mortgage Securities Corp. II(f)
Series 2005-GG4 Class A4A
07/10/39	4.751%	19,660,000	21,204,254
Series 2012-GCJ7 Class A2
05/10/45	2.318%	2,330,000	2,444,582

General Electric Capital Assurance Co.(b)(c)(f)
Series 2003-1 Class A4
05/12/35	5.254%	4,558,971	4,818,039
Series 2003-1 Class A5
05/12/35	5.743%	6,500,000	7,937,267

Greenwich Capital Commercial Funding Corp.(c)(f)
Series 2005-GG5 Class AM
04/10/37	5.277%	11,588,600	12,545,772
Series 2006-GG7 Class AM
07/10/38	5.867%	5,145,000	5,788,182

Greenwich Capital Commercial Funding Corp.(f)
Series 2007-GG9 Class A4
03/10/39	5.444%	11,865,000	13,665,170

The accompanying Notes to Financial Statements are an integral part of this statement.

98	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(f)
Series 2003-CB6 Class A2
07/12/37	5.255%	18,790,904	19,042,721
Series 2005-LDP3 Class ASB
08/15/42	4.893%	4,629,439	4,849,314
Series 2005-LDP4 Class A4
10/15/42	4.918%	8,709,000	9,455,649
Series 2006-LDP6 Class ASB
04/15/43	5.490%	5,889,252	6,205,246
Series 2007-CB19 Class A4
02/12/49	5.728%	26,685,000	31,295,608

JPMorgan Chase Commercial Mortgage Securities Corp.(f)
Series 2003-C1 Class A2
01/12/37	4.985%	343,537	343,543
Series 2003-LN1 Class A1
10/15/37	4.134%	166,501	167,558
Series 2004-LN2 Class A1
07/15/41	4.475%	2,189,779	2,194,741
Series 2005-LDP2 Class A3
07/15/42	4.697%	3,119,184	3,130,132

LB-UBS Commercial Mortgage Trust(c)(f)
Series 2004-C6 Class A6
08/15/29	5.020%	4,000,000	4,212,148
Series 2006-C4 Class AM
06/15/38	5.885%	1,715,000	1,932,423
Series 2007-C7 Class A3
09/15/45	5.866%	11,575,000	13,888,479

LB-UBS Commercial Mortgage Trust(f)
Series 2003-C3 ClassA4
05/15/32	4.166%	7,018,650	7,050,220
Series 2004-C2 Class A3
03/15/29	3.973%	785,558	795,524
Series 2005-C3 Class A5
07/15/30	4.739%	7,220,000	7,814,654
Series 2006-C1 Class A4
02/15/31	5.156%	6,170,000	6,888,373
Series 2007-C2 Class A3
02/15/40	5.430%	24,955,422	28,640,564

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4(c)(f)
03/12/51	5.485%	10,825,000	12,490,275

Morgan Stanley Capital I Trust Series 2012-C4 Class A4(f)
03/15/45	3.244%	2,610,000	2,762,824

Morgan Stanley Capital I, Inc.(c)(f)
Series 2007-IQ15 Class A4
06/11/49	5.882%	28,045,484	32,971,196

Morgan Stanley Capital I, Inc.(f)
Series 2006-IQ12 Class A4
12/15/43	5.332%	8,375,000	9,636,702
Series 2007-IQ16 Class A4
12/12/49	5.809%	5,500,000	6,532,185

Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4(f)
09/15/37	5.080%	416,929	416,813

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Reremic Trust(b)(c)(f)
Series 2009-GG10 Class A4A
08/12/45	5.789%	18,150,000	21,176,149
Series 2009-GG10 Class A4B
08/12/45	5.789%	5,895,000	6,601,068
Series 2010-GG10 Class A4A
08/15/45	5.789%	26,645,000	31,087,521

ORES NPL LLC Series 2012-LV1 Class A(b)(f)
09/25/44	4.000%	1,310,183	1,319,519

S2 Hospitality LLC Series 2012-LV1 Class A(b)(f)
04/15/25	4.500%	1,876,841	1,879,634

SMA 1 LLC Series 2012-LV1 Class A(b)(f)
08/20/25	3.500%	2,200,000	2,208,451

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(c)(f)
08/15/39	5.565%	3,326,553	3,514,420

Wachovia Bank Commercial Mortgage Trust(c)(f)
Series 2003-C9 Class A4
12/15/35	5.012%	3,654,539	3,753,036
Series 2006-C24 Class A3
03/15/45	5.558%	6,200,000	7,020,564
Series 2006-C27 Class AM
07/15/45	5.795%	3,920,000	4,361,952

Wachovia Bank Commercial Mortgage Trust(f)
Series 2003-C5 Class A2
06/15/35	3.989%	177,943	179,163
Series 2005-C16 Class A2
10/15/41	4.380%	351,760	351,615
Series 2006-C29 Class A4
11/15/48	5.308%	3,000,000	3,449,805

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $494,559,850)			514,163,511

Asset-Backed Securities — Non-Agency 1.1%

Ally Master Owner Trust
Series 2011-4 Class A2
09/15/16	1.540%	4,086,000	4,146,403
Series 2012-5 Class A
09/15/19	1.540%	2,930,000	2,932,652

BMW Vehicle Lease Trust Series 2011-1 Class A3
02/20/14	1.060%	1,830,198	1,833,273

BMW Vehicle Owner Trust Series 2011-A Class A3
08/25/15	0.760%	4,542,000	4,555,179

CNH Equipment Trust Series 2011-B Class A3
08/15/16	0.910%	1,890,000	1,898,842

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	99

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(c)
06/25/37	6.080%	3,472,989	3,469,589

Countrywide Asset-Backed Certificates(c)
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	1,648,617	1,254,817
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	3,538,489	2,990,940

Ford Credit Auto Lease Trust Series 2011-A Class A3
07/15/14	1.030%	3,755,000	3,762,690

Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	851,577	852,702

JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(c)
01/25/37	0.280%	902,933	884,436

Nissan Auto Lease Trust Series 2010-B Class A3
12/15/13	1.120%	895,807	896,437

SMART Trust Series 2012-1USA Class A4A(b)
12/14/17	2.010%	3,450,000	3,530,920

SVO VOI Mortgage Corp. Series 2012-AA Class A(b)
09/20/29	2.000%	5,124,458	5,125,669

Sierra Receivables Funding Co. LLC Series 2012-3A Class A(b)
08/20/29	1.870%	6,006,206	5,938,963

Total Asset-Backed Securities — Non-Agency
(Cost: $43,798,639)			44,073,512

Inflation-Indexed Bonds(a) 0.1%
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU 40,825,992	2,537,723

Total Inflation-Indexed Bonds
(Cost: $2,091,373)			2,537,723

U.S. Treasury Obligations 16.5%
U.S. Treasury
08/31/14	0.250%	18,452,300	18,457,338
10/31/14	0.250%	33,871,000	33,878,926
10/15/15	0.250%	1,865,000	1,860,774
08/31/16	1.000%	1,700	1,732
08/31/17	0.625%	845,000	844,207
10/31/17	0.750%	209,987,200	210,676,210
09/30/19	1.000%	43,042,000	42,746,086
05/15/22	1.750%	7,023,000	7,082,257
08/15/22	1.625%	2,516,800	2,500,285
11/15/22	1.625%	13,473,400	13,321,824
08/15/42	2.750%	110,154,500	106,367,939

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury(j)
STRIPS
11/15/18	0.000%	26,115,000	24,738,139
11/15/18	0.000%	142,465,000	134,819,758
11/15/19	0.000%	15,765,000	14,527,101
11/15/21	0.000%	4,578,600	3,953,108
02/15/40	0.000%	97,189,000	42,592,010

Total U.S. Treasury Obligations
(Cost: $651,041,648)			658,367,694

Foreign Government Obligations(a) 1.3%
Argentina —%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%	500,000	455,000

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%	703,000	594,035

Total			1,049,035

Brazil 0.1%
Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%	340,000	445,400

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%	1,060,000	1,139,500

Morgan Stanley Senior Unsecured(b)
05/03/17	10.090%	BRL 1,020,000	540,015

Petrobras International Finance Co.
03/15/19	7.875%	350,000	437,176
01/20/20	5.750%	700,000	796,849

Total			3,358,940

Chile —%
Empresa Nacional del Petroleo Senior Unsecured(b)
12/06/21	4.750%	510,000	546,528

Colombia 0.1%
Colombia Government International Bond
Senior Unsecured
07/12/21	4.375%	320,000	368,480
01/18/41	6.125%	570,000	777,515

Corporación Andina de Fomento
06/15/22	4.375%	447,000	483,995

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%	530,000	594,154

The accompanying Notes to Financial Statements are an integral part of this statement.

100	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP 820,000,000	536,040

Total			2,760,184

Dominican Republic 0.1%
Dominican Republic International Bond(b)
Senior Unsecured
05/06/21	7.500%	710,000	823,410
04/20/27	8.625%	350,000	421,400

Total			1,244,810

Hungary —%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%	350,000	387,606

Indonesia 0.1%
Indonesia Government International Bond(b)
Senior Unsecured
05/05/21	4.875%	710,000	815,400
01/17/38	7.750%	690,000	1,040,175

Indonesia Treasury Bond Senior Unsecured
05/15/22	7.000%	IDR 8,700,000,000	1,023,047

Majapahit Holding BV(b)
06/28/17	7.250%	340,000	402,953
08/07/19	8.000%	350,000	442,750

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%	1,070,000	1,207,659

Total			4,931,984

Kazakhstan —%
KazMunaiGaz Finance Sub BV(b)
07/02/18	9.125%	300,000	396,750
Senior Unsecured
01/23/15	11.750%	350,000	417,830

Total			814,580

Lithuania —%
Lithuania Government International Bond Senior Unsecured(b)
03/09/21	6.125%	670,000	823,643

Mexico 0.1%
Mexican Bonos
06/10/21	6.500%	MXN 680,000	568,520
06/03/27	7.500%	MXN 1,340,000	1,206,028

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Mexico Government International Bond Senior Unsecured
03/15/22	3.625%	200,000	218,750

Pemex Project Funding Master Trust
01/21/21	5.500%	1,220,000	1,425,570

Petroleos Mexicanos
06/02/41	6.500%	690,000	865,950

Total			4,284,818

Peru 0.1%
Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(j)
05/31/18	0.000%	420,119	378,107

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%	250,000	362,250
11/18/50	5.625%	160,000	207,440

Peruvian Government International Bond(b)
Senior Unsecured
08/12/31	6.950%	PEN 740,000	364,680

Total			1,312,477

Philippines —%
Philippine Government International Bond Senior Unsecured
03/30/26	5.500%	350,000	442,750

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%	350,000	487,863

Total			930,613

Poland 0.1%
Poland Government International Bond Senior Unsecured
03/23/22	5.000%	900,000	1,062,900

Qatar 0.2%
Nakilat, Inc. Senior Secured(b)
12/31/33	6.067%	4,870,000	5,892,700

Qatar Government International Bond(b)
Senior Unsecured
01/20/22	4.500%	350,000	401,625
01/20/42	5.750%	350,000	455,000

Total			6,749,325

Republic of Namibia —%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%	580,000	649,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	101

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Republic of the Congo —%
Republic of Congo Senior Unsecured(c)
06/30/29	3.000%	218,500	189,002

Romania —%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%	340,000	412,605

Russian Federation 0.2%
Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%	350,000	392,000
01/23/21	5.999%	1,410,000	1,627,140
08/16/37	7.288%	340,000	442,782

Gazprom OAO Via Gazprom International SA Senior Unsecured(b)
02/01/20	7.201%	3,176,425	3,558,835

Russian Foreign Bond — Eurobond Senior Unsecured(b)(c)
03/31/30	7.500%	1,085,000	1,393,574

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%	530,000	649,250

Total			8,063,581

South Africa —%
South Africa Government International Bond
Senior Unsecured
01/17/24	4.665%	250,000	282,500
03/08/41	6.250%	150,000	198,750

Total			481,250

South Korea —%
Export-Import Bank of Korea
Senior Unsecured
09/15/21	4.375%	350,000	386,710
04/11/22	5.000%	500,000	578,382

Total			965,092

Trinidad and Tobago —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured (b)
08/14/19	9.750%	750,000	995,210

Turkey 0.1%
Export Credit Bank of Turkey(b)
11/04/16	5.375%	700,000	762,242

Turkey Government International Bond
03/25/22	5.125%	320,000	368,000

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Unsecured
03/30/21	5.625%	680,000	807,500
09/26/22	6.250%	330,000	411,345
03/17/36	6.875%	490,000	661,500

Total			3,010,587

United Arab Emirates —%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	520,000	620,602

Uruguay —%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	340,000	524,960

Venezuela 0.1%
Petroleos de Venezuela SA
11/02/17	8.500%	980,000	967,750
02/17/22	12.750%	370,000	415,880
Senior Unsecured
10/28/15	5.000%	320,000	293,600
10/28/16	5.125%	1,010,000	883,750

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%	1,720,000	1,668,400

Total			4,229,380

Total Foreign Government Obligations
(Cost: $44,741,899)			50,399,312

Municipal Bonds 0.7%
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	615,000	755,939

Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	20,325,000	21,228,040

Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	1,690,000	2,015,798

State of Georgia Unlimited General Obligation Refunding Bonds Series 2013C(g)
10/01/23	4.000%	2,785,000	3,305,266

Total Municipal Bonds
(Cost: $26,329,257)			27,305,043

The accompanying Notes to Financial Statements are an integral part of this statement.

102	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Preferred Debt 2.4%
Issuer	Coupon Rate	Shares	Value ($)

Banking 1.9%
Citigroup Capital XIII(c)
10/30/40	7.875%	902,825	25,188,817

M&T Bank Corp.(c)
12/31/49	5.000%	1,070	1,098,088
12/31/49	5.000%	11,135	11,466,266

PNC Financial Services Group, Inc.(c)
12/31/49	6.125%	603,525	16,723,678

U.S. Bancorp(c)
12/31/49	6.500%	750,199	21,485,699

Total			75,962,548

Building Materials 0.5%
Stanley Black & Decker, Inc.
07/25/52	0.000%	731,100	18,972,045

Total Preferred Debt
(Cost: $90,703,401)			94,934,593

Senior Loans 0.3%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense —%
Silver II Borrower SCA Term Loan(c)(g)(k)
12/13/19	5.000%	83,000	83,726

Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(k)
02/28/19	8.250%	389,000	395,566

Chemicals —%
PQ Corp. Tranche B Term Loan(c)(k)
04/15/17	5.250%	643,000	646,125

Construction Machinery —%
CPM Acquisition Corp. 1st Lien Term Loan(c)(k)
08/29/17	6.250%	535,000	537,675

CPM Acquisition Corp. 2nd Lien Term Loan(c)(k)
03/01/18	10.250%	360,000	362,700

Total			900,375

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
New Breed, Inc. Term Loan(c)(k)
10/01/19	6.000%	786,000	776,175

West Corp. Tranche B6 Term Loan(c)(k)
06/30/18	5.750%	588,045	596,419

Total			1,372,594

Consumer Products —%
Serta Simmons Holdings LLC Term Loan(c)(k)
10/01/19	5.000%	446,000	446,370

Spectrum Brands, Inc. Term Loan(c)(g)(k)
12/17/19	4.500%	74,000	74,671

Total			521,041

Gaming —%
ROC Finance LLC Tranche B Term Loan(c)(k)
08/19/17	8.500%	191,000	196,730

Health Care —%
ConvaTec, Inc. Term Loan(c)(k)
12/22/16	5.000%	97,000	98,051

U.S. Renal Care, Inc.(c)(k)
1st Lien Term Loan
07/03/19	6.250%	712,420	721,325
2nd Lien Term Loan
01/03/20	10.250%	376,000	381,640

United Surgical Partners International, Inc. Tranche B Term Loan(c)(g)(k)
04/03/19	5.059%	116,000	116,676

Total			1,317,692

Life Insurance —%
Alliant Holdings I, Inc. Term Loan(c)(g)(k)
12/07/19	5.000%	239,000	239,239

Media Cable —%
WideOpenWest Finance LLC Term Loan(c)(k)
07/17/18	6.250%	397,005	401,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	103

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(k)
09/16/19	7.500%	511,000	525,691

Metals 0.1%
FMG Resources August 2006 Proprietary Ltd.(c)(g)(k)
Term Loan
10/18/17	5.250%	778,579	784,418

FMG Resources August 2006 Proprietary Ltd.(c)(k)
Term Loan
10/18/17	5.250%	530,670	534,650

Total			1,319,068

Property & Casualty 0.1%
Asurion LLC 1st Lien Term Loan(c)(k)
05/24/18	5.500%	695,000	701,429

Lonestar Intermediate Super Holdings LLC Term Loan(c)(k)
09/02/19	11.000%	1,066,000	1,129,960

Total			1,831,389

Technology —%
Ancestry.com Term Loan(c)(g)(k)
12/18/18	7.000%	878,000	845,628

Blue Coat Systems, Inc. Term Loan(c)(k)
02/15/18	5.750%	407,977	410,275

Total			1,255,903

Total Senior Loans
(Cost: $10,767,023)			11,006,205

Preferred Stocks —%
Issuer		Shares	Value ($)

Financials —%
Diversified Financial Services —%
Bank Of America Corp.		70,000	1,792,000

Total Financials			1,792,000

Total Preferred Stocks
(Cost: $1,787,100)			1,792,000

Warrants —%
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(l)		816	25,296

Total Warrants
(Cost: $32,862)			25,296

Treasury Bills 2.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Treasury 2.6%
U.S. Treasury Bills
02/28/13	0.096%	106,045,000	106,044,179

Total Treasury Bills
(Cost: $106,028,770)			106,044,179

Money Market Funds 1.5%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(m)(n)		58,092,902	58,092,902

Total Money Market Funds
(Cost: $58,092,902)			58,092,902

Total Investments
(Cost: $3,920,554,522)			4,075,294,423

Other Assets & Liabilities, Net			(86,424,480)

Net Assets			3,988,869,943

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(536)	(79,060,000)	March 2013	1,091,864	—

U.S. Treasury Note, 2-year	(100)	(22,046,875)	March 2013	—	(174)

U.S. Treasury Note, 5-year	(1,540)	(191,597,652)	April 2013	68,807	—

U.S. Treasury Note, 10-year	(936)	(124,283,250)	March 2013	446,622	—

U.S. Treasury Ultra Bond, 30-year	(743)	(120,807,156)	March 2013	2,436,334	—

Total				4,043,627	(174)

The accompanying Notes to Financial Statements are an integral part of this statement.

104	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Credit Default Swap Contracts Outstanding at December 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Barclays Bank, PLC	June 20, 2017	1.00	3,285,000	17,350	(203,061)	(1,095)	—	(186,806)

Morgan Stanley	Barclays Bank, PLC	September 20, 2017	1.00	8,595,000	75,567	(435,607)	(2,865)	—	(362,905)

Morgan Stanley	D.R. Horton, Inc.	September 20, 2017	1.00	3,870,000	125,408	(85,637)	(1,290)	38,481	—

Citibank	Goldman Sachs Group, Inc.	September 20, 2017	1.00	11,560,000	236,444	(741,856)	(3,853)	—	(509,265)

Morgan Stanley	Home Depot, Inc.	September 20, 2017	1.00	12,075,000	(321,447)	261,043	(4,025)	—	(64,429)

Goldman Sachs International	Limited Brands, Inc.	September 20, 2017	1.00	10,910,000	501,609	(547,376)	(3,637)	—	(49,404)

Citibank	Textron, Inc.	September 20, 2017	1.00	2,025,000	24,714	(41,119)	(675)	—	(17,080)

Goldman Sachs International	Textron, Inc.	September 20, 2017	1.00	13,175,000	160,792	(284,928)	(4,392)	—	(128,528)

Goldman Sachs International	Toll Brothers, Inc.	September 20, 2017	1.00	6,405,000	142,403	(138,398)	(2,135)	1,870	—

Goldman Sachs International	Bank of America Corp.	December 20, 2017	1.00	33,480,000	490,853	(810,472)	(11,160)	—	(330,779)

JPMorgan	Barclays Bank, PLC	December 20, 2017	1.00	7,230,000	88,804	(240,507)	(2,410)	—	(154,113)

Goldman Sachs International	CDX North America High Yield 19	December 20, 2017	5.00	45,025,000	(164,579)	(151,279)	(75,042)	—	(390,900)

JPMorgan	CDX North America High Yield 19	December 20, 2017	5.00	68,500,000	(250,387)	(1,839,137)	(114,167)	—	(2,203,691)

Citibank	CDX North America Investment Grade 19	December 20, 2017	1.00	29,670,000	(46,997)	157,657	(9,890)	100,770	—

JPMorgan	CDX North America Investment Grade 19	December 20, 2017	1.00	69,730,000	(110,453)	334,990	(23,243)	201,294	—

Goldman Sachs International	D.R. Horton, Inc.	December 20, 2017	1.00	9,370,000	351,843	(324,587)	(3,123)	24,133	—

JPMorgan	D.R. Horton, Inc.	December 20, 2017	1.00	20,875,000	783,858	(769,133)	(6,959)	7,766	—

Barclays	Goldman Sachs Group, Inc.	December 20, 2017	1.00	8,405,000	195,488	(357,650)	(2,802)	—	(164,964)

Goldman Sachs International	H.J. Heinz Company	December 20, 2017	1.00	17,415,000	(463,020)	388,669	(5,805)	—	(80,156)

Barclays	Home Depot, Inc.	December 20, 2017	1.00	485,000	(13,070)	12,261	(162)	—	(971)

JPMorgan	Home Depot, Inc.	December 20, 2017	1.00	16,190,000	(436,304)	425,772	(5,397)	—	(15,929)

Barclays	Limited Brands, Inc.	December 20, 2017	1.00	4,820,000	257,053	(251,636)	(1,605)	3,812	—

Barclays	Marriott International, Inc.	December 20, 2017	1.00	8,630,000	(31,299)	(12,267)	(2,877)	—	(46,443)

Citibank	Marriott International, Inc.	December 20, 2017	1.00	5,600,000	(20,311)	10,654	(1,866)	—	(11,523)

Morgan Stanley	Toll Brothers, Inc.	December 20, 2017	1.00	17,750,000	476,660	(266,488)	(5,917)	204,255	—

Morgan Stanley	Toll Brothers, Inc.	December 20, 2017	1.00	21,255,000	570,784	(363,808)	(7,085)	199,891	—

Total								782,272	(4,717,886)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	105

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $512,838,964 or 12.86% of net assets.

(c)	Variable rate security.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $951,045, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artist Theatre Circuit, Inc.

1995-A Pass-Through Certificates 9.300% 07/01/15	12/08/95	951,045

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $951,045, which represents 0.02% of net assets.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)	At December 31, 2012, investments in securities included securities valued at $7,511,347 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(j)	Zero coupon bond.

(k)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)	Non-income producing.

(m)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	37,895,335	1,395,839,345	(1,375,641,778)	58,092,902	82,710	58,092,902

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

106	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	107

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	1,132,233	951,045	2,083,278

All Other Industries	—	1,666,235,992	—	1,666,235,992

Residential Mortgage-Backed Securities — Agency	—	715,221,003	—	715,221,003

Residential Mortgage-Backed Securities — Non-Agency	—	78,732,191	44,279,989	123,012,180

Commercial Mortgage-Backed Securities — Non-Agency	—	500,038,057	14,125,454	514,163,511

Asset-Backed Securities — Non-Agency	—	44,073,512	—	44,073,512

Inflation-Indexed Bonds	—	2,537,723	—	2,537,723

U.S. Treasury Obligations	437,737,578	220,630,116	—	658,367,694

Foreign Government Obligations		50,021,205	378,107	50,399,312

Municipal Bonds	—	27,305,043	—	27,305,043

Preferred Debt	94,934,593	—	—	94,934,593

Total Bonds	532,672,171	3,305,927,075	59,734,595	3,898,333,841

Equity Securities

Preferred Stocks

Financials	1,792,000	—	—	1,792,000

Warrants

Energy	—	25,296	—	25,296

Total Equity Securities	1,792,000	25,296	—	1,817,296

Short-Term Securities

Treasury Bills	106,044,179	—	—	106,044,179

Total Short-Term Securities	106,044,179	—	—	106,044,179

Other

Senior Loans

Gaming	—	—	196,730	196,730

Health Care	—	596,367	721,325	1,317,692

All Other Industries	—	9,491,783	—	9,491,783

Money Market Funds	58,092,902	—	—	58,092,902

Total Other	58,092,902	10,088,150	918,055	69,099,107

Investments in Securities	698,601,252	3,316,040,521	60,652,650	4,075,294,423

Derivatives

Assets

Futures Contracts	4,043,627	—	—	4,043,627

Swap Contracts	—	782,272	—	782,272

Liabilities

Futures Contracts	(174)	—	—	(174)

Swap Contracts	—	(4,717,886)	—	(4,717,886)

Total	702,644,705	3,312,104,907	60,652,650	4,075,402,262

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Total ($)
Balance as of December 31, 2011	1,536,511	12,474,118	—	414,580	—	14,425,209

Accrued discounts/premiums	(138)	3,934	(82)	8,927	786	13,427

Realized gain (loss)	(10,071)	47,797	(30)	11,267	4,675	53,638

Change in unrealized appreciation (depreciation)(a)	46,908	374,478	8,892	19,717	22,531	472,526

Sales	(718,650)	(4,107,445)	(55,078)	(76,384)	(85,460)	(5,043,017)

Purchases	96,485	43,609,865	14,171,752	—	785,000	58,663,102

Transfers into Level 3	—	—	—	—	190,523	190,523

Transfers out of Level 3	—	(8,122,758)	—	—	—	(8,122,758)

Balance as of December 31, 2012	951,045	44,279,989	14,125,454	378,107	918,055	60,652,650

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $474,492, which is comprised of Corporate Bonds & Notes of $48,873, Residential Mortgage-Backed Securities — Non-Agency of $374,478, Commercial Mortgaged-Backed Securities — Non-Agency of $8,892, Foreign Government Obligations of $19,717 and Senior Loans of $22,532.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain residential and commercial backed mortgage securities, foreign government obligations and senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2012.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	109

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)

Australia 0.3%
Iluka Resources Ltd.	318,979	3,082,603

Brazil 10.0%
Arezzo Industria e Comercio SA	294,100	5,680,906

Banco Bradesco SA, ADR	485,638	8,435,532

BR Malls Participacoes SA	664,100	8,763,850

Cia Hering	236,900	4,858,330

Cielo SA	124,100	3,454,192

Companhia de Bebidas Americas, ADR	229,956	9,655,852

Hypermarcas SA(a)	730,300	5,928,003

Mills Estruturas e Servicos de Engenharia SA	550,900	9,148,034

Petroleo Brasileiro SA, ADR	706,552	13,756,568

Qualicorp SA(a)	890,800	9,227,774

Raia Drogasil SA	270,700	3,050,085

Ultrapar Participacoes SA	344,100	7,779,433

Vale SA	354,600	7,322,339

Total		97,060,898

Canada 0.3%
Pacific Rubiales Energy Corp.	127,224	2,955,812

Chile 1.7%
ENTEL Chile SA	233,478	4,827,715

Inversiones La Construccion SA	131,810	2,568,856

SACI Falabella	908,439	9,357,444

Total		16,754,015

China 14.7%
Anhui Conch Cement Co., Ltd., Class H	539,500	2,015,227

Belle International Holdings Ltd.	2,057,000	4,549,210

Brilliance China Automotive Holdings Ltd.(a)	3,936,000	4,946,321

China Communications Construction Co., Ltd., Class H	9,476,000	9,330,681

China Merchants Holdings International Co., Ltd.	1,204,000	3,931,954

China Petroleum & Chemical Corp., Class H	10,492,000	12,079,171

China Shenhua Energy Co., Ltd., Class H	2,763,000	12,376,357

China Telecom Corp., Ltd., Class H	9,924,000	5,611,480

China Vanke Co., Ltd., Class B(b)(c)	4,254,732	7,366,741

CNOOC Ltd.	1,415,000	3,117,263

ENN Energy Holdings Ltd.	1,910,000	8,369,407

Common Stocks (continued)
Issuer	Shares	Value ($)

Industrial & Commercial Bank of China Ltd., Class H	24,850,000	17,936,154

KWG Property Holding Ltd.	5,531,500	4,247,376

Lenovo Group Ltd.	3,118,000	2,874,983

PetroChina Co., Ltd., ADR	10,297	1,480,503

PetroChina Co., Ltd., Class H	10,342,000	14,920,060

Tencent Holdings Ltd.	324,100	10,629,413

Want Want China Holdings Ltd.	3,622,000	5,075,892

Wumart Stores, Inc., Class H	2,422,000	5,238,662

Zhuzhou CSR Times Electric Co., Ltd., Class H	1,773,000	6,729,120

Total		142,825,975

Hong Kong 3.0%
AAC Technologies Holdings, Inc.	630,000	2,233,866

Sa Sa International Holdings Ltd.	6,686,000	5,551,884

Sands China Ltd.	2,159,200	9,653,059

Trinity Ltd.	8,756,000	5,796,754

Wynn Macau Ltd.(a)	2,249,600	6,194,679

Total		29,430,242

India 7.1%
Asian Paints Ltd.	41,112	3,348,744

Bajaj Auto Ltd.	131,542	5,145,925

Bharat Forge Ltd.	671,000	3,109,844

Bharti Airtel Ltd.	857,994	5,001,723

Cairn India Ltd.	934,490	5,484,809

Cummins India Ltd.	432,910	4,127,028

Eicher Motors Ltd.	66,032	3,502,986

Havells India Ltd	161,885	1,894,470

HDFC Bank Ltd., ADR	162,032	6,597,943

ICICI Bank Ltd.	501,890	10,503,106

ITC Ltd.	1,106,937	5,828,960

Jubilant Foodworks Ltd.(a)	228,952	5,434,330

Tata Motors Ltd.	1,129,969	6,495,102

Titan Industries Ltd.	445,981	2,337,622

Total		68,812,592

Indonesia 6.4%
PT Ace Hardware Indonesia Tbk	50,520,000	4,321,199

PT AKR Corporindo Tbk	7,347,000	3,181,603

PT Bank Rakyat Indonesia Persero Tbk	8,677,500	6,293,393

PT Bank Tabungan Pensiunan Nasional Tbk(a)	9,343,000	5,089,572

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

PT Gudang Garam Tbk	1,519,000	8,900,392

PT Media Nusantara Citra Tbk	18,484,000	4,802,384

PT Nippon Indosari Corpindo Tbk	6,234,000	4,469,406

PT Semen Gresik Persero Tbk	6,572,500	10,856,589

PT Sumber Alfaria Trijaya Tbk	10,495,000	5,717,121

PT Tambang Batubara Bukit Asam Persero Tbk	1,878,500	2,961,529

PT Tower Bersama Infrastructure Tbk(a)	9,279,000	5,492,618

Total		62,085,806

Malaysia 0.2%
Media Prima Bhd	2,898,000	2,217,567

Mexico 4.6%
Alfa SAB de CV, Class A	3,715,200	7,898,138

Alpek SA de CV	2,833,900	7,651,309

Fomento Economico Mexicano SAB de CV, ADR	63,280	6,372,296

Grupo Financiero Banorte SAB de CV, Class O	1,406,400	9,081,656

Grupo Financiero Santander Mexico SAB de CV, ADR, Class B(a)	825,342	13,354,033

Total		44,357,432

Panama 0.5%
Copa Holdings SA, Class A	47,130	4,687,078

Peru 1.2%
Credicorp Ltd.	81,762	11,983,039

Philippines 6.6%
Ayala Land, Inc.	11,169,000	7,219,325

BDO Unibank, Inc.(a)	4,909,921	8,723,571

Energy Development Corp.	27,112,100	4,468,364

GT Capital Holdings, Inc.	603,260	9,120,800

International Container Terminal Services, Inc.	2,613,380	4,721,305

Metropolitan Bank & Trust	3,999,000	9,956,458

Security Bank Corp.	2,176,430	8,288,637

SM Investments Corp.	285,290	6,155,847

Universal Robina Corp.	2,498,090	5,101,122

Total		63,755,429

Poland 0.7%
Eurocash SA	494,761	6,985,463

Common Stocks (continued)
Issuer	Shares	Value ($)

Russian Federation 4.8%
Magnit OJSC, GDR(d)	270,709	11,005,883

Mail.ru Group Ltd., GDR(d)	92,508	3,231,138

Mobile Telesystems OJSC, ADR	596,730	11,129,015

NovaTek OAO	533,830	6,047,348

Sberbank of Russia	4,865,756	15,168,517

Total		46,581,901

Singapore 0.5%
Hutchison Port Holdings Trust	6,116,000	4,895,057

South Africa 3.9%
AVI Ltd.	1,224,117	8,672,100

Clicks Group Ltd.	789,186	6,081,312

Discovery Holdings Ltd.	542,015	3,997,891

FirstRand Ltd.	1,711,356	6,297,377

Life Healthcare Group Holdings Ltd.	1,585,596	6,359,217

Shoprite Holdings Ltd.	284,470	6,900,993

Total		38,308,890

South Korea 12.6%
Huchems Fine Chemical Corp.	179,500	4,371,049

Hyundai Motor Co.	85,466	17,618,320

Hyundai Steel Co.	41,853	3,473,673

Iljin Display Co., Ltd.	287,900	5,972,703

LG Chem Ltd.	25,782	8,058,210

LG Display Co., Ltd.(a)	155,440	4,584,760

Samsung Electronics Co., Ltd.	40,221	57,789,527

Samsung Engineering Co., Ltd.	27,653	4,308,266

Samsung SDI Co., Ltd.	42,666	6,055,825

SK Innovation Co., Ltd.	63,831	10,561,710

Total		122,794,043

Taiwan 7.9%
Airtac International Group	799,000	4,656,328

Far EasTone Telecommunications Co., Ltd.	7,492,000	19,129,911

Foxconn Technology Co., Ltd.	1,004,850	3,174,425

Giant Manufacturing Co., Ltd.	898,000	5,169,261

Hon Hai Precision Industry Co., Ltd.	4,075,000	12,613,427

MediaTek, Inc.	571,000	6,387,823

PChome Online, Inc.	648,585	3,027,254

Taiwan Semiconductor Manufacturing Co., Ltd.	538,838	1,802,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	111

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	608,655	10,444,520
Tong Hsing Electronic Industries Ltd.	770,000	2,710,297

TPK Holding Co., Ltd.	434,000	7,771,441

Total		76,886,998

Thailand 6.9%
Advanced Information Service PCL, Foreign Registered Shares	1,523,900	10,481,084

Bangkok Bank PCL, NVDR	2,015,732	12,959,860

BEC World PCL, Foreign Registered Shares	4,064,800	9,474,112

CP ALL PCL, Foreign Registered Shares	3,517,300	5,288,901

Home Product Center PCL, Foreign Registered Shares	13,956,840	5,803,055

Kasikornbank PCL, Foreign Registered Shares	1,736,900	11,041,036

Robinson Department Store PCL, Foreign Registered Shares	2,048,000	4,478,041

Siam Cement PCL, NVDR	548,800	7,920,568

Total		67,446,657

Turkey 4.5%
Arcelik AS	1,370,309	8,987,144

Tofas Turk Otomobil Fabrikasi AS	1,603,526	9,439,479

Turk Traktor ve Ziraat Makineleri AS	224,317	7,360,126

Common Stocks (continued)
Issuer	Shares	Value ($)

Turkiye Garanti Bankasi AS	1,652,174	8,623,406

Turkiye Halk Bankasi AS	969,295	9,554,973

Total		43,965,128

Total Common Stocks
(Cost: $800,817,488)		957,872,625

Preferred Stocks 0.9%
Brazil 0.3%
Petroleo Brasileiro SA, 3.420%	340,000	3,241,417

Russian Federation 0.6%

Surgutneftegas OAO, 10.490%	7,999,720	5,224,225

Total Preferred Stocks
(Cost: $7,549,089)		8,465,642

Money Market Funds 0.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(e)(f)	3,983,066	3,983,066

Total Money Market Funds
(Cost: $3,983,066)		3,983,066

Total Investments
(Cost: $812,349,643)		970,321,333

Other Assets & Liabilities, Net		2,596,282

Net Assets		972,917,615

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $7,366,741, which represents 0.76%.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $7,366,741, representing 0.76% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
China Vanke Co., Ltd., Class B	07/20/12 - 12/19/12	5,488,383

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $14,237,021 or 1.46% of net assets.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	25,113,824	469,876,523	(491,007,281)	3,983,066	25,959	3,983,066

(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	113

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	19,896,680	131,525,292	—	151,421,972

Consumer Staples	25,006,236	85,266,205	—	110,272,441

Energy	25,972,316	67,548,247	—	93,520,563

Financials	60,784,909	155,021,453	7,366,741	223,173,103

Health Care	9,227,775	6,359,217	—	15,586,992

Industrials	21,733,250	64,794,770	—	86,528,020

Information Technology	13,898,712	130,859,194	—	144,757,906

Materials	14,973,647	43,126,664	—	58,100,311

Telecommunication Services	15,956,730	45,716,816	—	61,673,546

Utilities	—	12,837,771	—	12,837,771

Preferred Stocks

Energy	3,241,416	5,224,226	—	8,465,642

Total Equity Securities	210,691,671	748,279,855	7,366,741	966,338,267

Other

Money Market Funds	3,983,066	—	—	3,983,066

Total Other	3,983,066	—	—	3,983,066

Total	214,674,737	748,279,855	7,366,741	970,321,333

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, December 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
5,817,922	—	—	(5,817,922)

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Common Stocks ($)
Balance as of December 31, 2011	—

Accrued discounts/premiums	—

Realized gain (loss)	3,454

Change in unrealized appreciation (depreciation)(a)	1,874,904

Sales	—

Purchases	5,488,383

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	7,366,741

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $1,874,904.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	115

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

(Percentages represent value of invstments compared to net assets)

Corporate Bonds & Notes(a) 23.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Australia 0.5%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%		161,000	171,867

Nufarm Australia Ltd.(b)
10/15/19	6.375%		55,000	57,475

Woodside Finance Ltd.(b)
11/10/14	4.500%		3,535,000	3,739,006
05/10/21	4.600%		3,140,000	3,460,833

Total				7,429,181

Belgium —%
Calcipar SA Senior Secured(b)
05/01/18	6.875%		429,000	437,580

Canada 0.8%
Inmet Mining Corp.(b)
06/01/20	8.750%		250,000	273,125
06/01/21	7.500%		120,000	124,500

MEG Energy Corp.(b)
03/15/21	6.500%		480,000	505,200

Petro-Canada Senior Unsecured
05/15/18	6.050%		4,730,000	5,752,233

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%		152,000	160,170

Royal Bank of Canada Senior Unsecured
01/18/13	3.250%	EUR	2,235,000	2,954,134

Toronto-Dominion Bank (The) Senior Unsecured
05/14/15	5.375%	EUR	2,100,000	3,080,825

Videotron Ltd.
07/15/22	5.000%		18,000	18,878

Total				12,869,065

China —%
Studio City Finance Ltd.(b)
12/01/20	8.500%		317,000	332,058

France 0.4%
France Telecom SA Senior Unsecured
02/21/17	4.750%	EUR	3,435,000	5,165,213

Veolia Environnement SA Senior Unsecured
01/16/17	4.375%	EUR	535,000	796,564

Total				5,961,777

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Germany 0.1%
E.ON International Finance BV
10/02/17	5.500%	EUR	1,040,000	1,639,000

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%		209,000	215,793

Total				1,854,793

Italy —%
Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%		74,000	75,036

Luxembourg 0.1%
ArcelorMittal Senior Unsecured
03/01/41	7.250%		1,410,000	1,307,775

Intelsat Jackson Holdings SA
04/01/19	7.250%		150,000	161,250

Total				1,469,025

Netherlands 1.2%
Allianz Finance II BV
11/23/16	4.000%	EUR	750,000	1,111,201

BMW Finance NV
09/19/13	8.875%	EUR	1,950,000	2,727,592

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured
07/03/14	6.750%	AUD	2,300,000	2,500,963

Deutsche Telekom International Finance BV
01/19/15	4.000%	EUR	3,755,000	5,263,644

ING Groep NV Senior Unsecured
05/31/17	4.750%	EUR	3,125,000	4,721,893

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%		1,587,000	1,860,757
04/15/24	5.750%		276,000	324,300

NXP BV/Funding LLC Senior Secured(b)
08/01/18	9.750%		100,000	116,500

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%		550,000	618,750

Total				19,245,600

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Supra-National 0.2%
Council of Europe Development Bank Senior Unsecured
09/16/14	5.750%	AUD	2,300,000	2,478,485

United Kingdom 0.6%
British Sky Broadcasting Group PLC(b)
11/26/22	3.125%		4,160,000	4,145,523

Intelsat Jackson Holdings SA Senior Unsecured(b)
10/15/20	7.250%		1,264,000	1,371,440

SABMiller PLC Senior Unsecured(b)
07/15/18	6.500%		3,565,000	4,431,079

Total				9,948,042

United States 19.2%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%		400,000	408,000

AES Corp. Senior Unsecured
07/01/21	7.375%		266,000	295,260

AMC Entertainment, Inc.
06/01/19	8.750%		176,000	194,920

AMC Networks, Inc.
07/15/21	7.750%		620,000	708,350

AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%		225,000	270,000

AT&T, Inc.
Senior Unsecured
02/15/39	6.550%		2,115,000	2,779,349
09/01/40	5.350%		2,490,000	2,899,725

AT&T, Inc.(b)
Senior Unsecured
06/15/45	4.350%		1,575,000	1,579,524

Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%		285,000	289,275

Actuant Corp.
06/15/22	5.625%		239,000	247,365

Aetna, Inc. Senior Unsecured
11/15/22	2.750%		1,355,000	1,343,844

Alliance Data Systems Corp.(b)
12/01/17	5.250%		143,000	145,145
04/01/20	6.375%		216,000	226,800

Ally Financial, Inc.
02/15/17	5.500%		177,000	189,348
09/15/20	7.500%		920,000	1,110,900

Alpha Natural Resources, Inc.
04/15/18	9.750%		284,000	306,720
06/01/19	6.000%		142,000	131,705

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Amkor Technology, Inc.
05/01/18	7.375%	952,000	985,320
Senior Unsecured
06/01/21	6.625%	587,000	585,532

Amsurg Corp.(b)
11/30/20	5.625%	94,000	97,760

Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	1,245,000	1,433,158

Anixter, Inc.
05/01/19	5.625%	122,000	128,405

Antero Resources Finance Corp.
12/01/17	9.375%	29,000	31,828
08/01/19	7.250%	104,000	113,360

Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	2,137,000	2,461,397

Arch Coal, Inc.
06/15/21	7.250%	185,000	170,663

Arch Coal, Inc.(b)
06/15/19	9.875%	118,000	122,720

Ashland, Inc.(b)
08/15/22	4.750%	145,000	150,800

Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	54,000	58,320

Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	989,000	1,063,175

AutoNation, Inc.
02/01/20	5.500%	115,000	123,338

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	145,000	167,475

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	545,000	577,700

Ball Corp.
09/15/20	6.750%	538,000	593,145
03/15/22	5.000%	78,000	83,460

Bank of America Corp. Senior Unsecured
05/13/21	5.000%	4,425,000	5,051,810

Biomet, Inc.(b)
08/01/20	6.500%	360,000	382,500

Bristow Group, Inc.
10/15/22	6.250%	105,000	112,350

Brocade Communications Systems, Inc.
Senior Secured
01/15/18	6.625%	525,000	542,062
01/15/20	6.875%	480,000	517,200

Burlington Northern Santa Fe LLC Senior Unsecured
06/01/41	5.400%	2,755,000	3,262,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	117

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	257,000	280,772
09/30/22	5.250%	420,000	425,250

CHS/Community Health Systems, Inc.
11/15/19	8.000%	183,000	198,098
07/15/20	7.125%	77,000	82,198
Senior Secured
08/15/18	5.125%	254,000	264,795

CIT Group, Inc.
Senior Unsecured
03/15/18	5.250%	167,000	178,690
05/15/20	5.375%	191,000	208,667
08/15/22	5.000%	101,000	107,698

CIT Group, Inc.(b)
Senior Unsecured
02/15/19	5.500%	521,000	565,285

CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	1,880,000	2,129,625

CNH Capital LLC
11/01/16	6.250%	272,000	299,880

CONSOL Energy, Inc.
03/01/21	6.375%	150,000	153,750

CSC Holdings LLC Senior Unsecured(b)
11/15/21	6.750%	496,000	549,940

CSX Corp.
Senior Unsecured
03/15/18	6.250%	8,614,000	10,500,767
03/15/44	4.100%	200,000	197,428

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	275,000	303,875

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	2,360,000	2,678,355

Cardtronics, Inc.
09/01/18	8.250%	550,000	610,500

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	258,000	278,640

Case New Holland, Inc.
12/01/17	7.875%	541,000	639,732

Celanese U.S. Holdings LLC
06/15/21	5.875%	291,000	325,920

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	299,000	311,334

Chesapeake Energy Corp.
08/15/20	6.625%	250,000	269,062
02/15/21	6.125%	620,000	643,250

Choice Hotels International, Inc.
07/01/22	5.750%	85,000	94,138

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%		120,000	130,800

Cimarex Energy Co.
05/01/22	5.875%		441,000	482,895

Cinemark USA, Inc.(b)
12/15/22	5.125%		84,000	85,050

Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR	1,905,000	2,951,246

Clean Harbors, Inc.
08/01/20	5.250%		176,000	183,480

Clean Harbors, Inc.(b)
06/01/21	5.125%		461,000	478,287

Clear Channel Worldwide Holdings, Inc.(b)
11/15/22	6.500%		139,000	142,823
11/15/22	6.500%		376,000	390,100

Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%		2,450,000	3,263,101

Clorox Co. (The)
Senior Unsecured
03/01/13	5.000%		55,000	55,396
09/15/22	3.050%		1,625,000	1,675,442

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%		2,231,000	2,585,343

Columbus McKinnon Corp.
02/01/19	7.875%		161,000	172,673

Comcast Corp.
08/15/37	6.950%		565,000	766,177

Comstock Resources, Inc.
06/15/20	9.500%		402,000	432,150

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%		3,945,000	3,962,520

Concho Resources, Inc.
01/15/21	7.000%		274,000	305,510
01/15/22	6.500%		271,000	298,100

Continental Resources, Inc.
10/01/20	7.375%		60,000	67,800
04/01/21	7.125%		118,000	133,045
09/15/22	5.000%		929,000	1,000,997

Cott Beverages, Inc.
09/01/18	8.125%		99,000	109,395

Crown Americas LLC/Capital Corp. III
02/01/21	6.250%		610,000	668,712

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%		46,000	49,220

CyrusOne LLP./Finance Corp.(b)
11/15/22	6.375%		161,000	167,843

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DISH DBS Corp.
06/01/21	6.750%	731,000	833,340
07/15/22	5.875%	106,000	113,950

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	190,000	200,213

Delphi Corp.
05/15/21	6.125%	45,000	49,950

Dollar General Corp.
07/15/17	4.125%	509,000	534,450

Dow Chemical Co. (The) Senior Unsecured
11/15/22	3.000%	3,700,000	3,691,764

Duke Energy Carolinas LLC 1st Mortgage
12/15/41	4.250%	855,000	895,359

Duke Energy Corp.
Senior Unsecured
06/15/18	6.250%	1,460,000	1,785,963
09/15/19	5.050%	4,240,000	4,918,341
08/15/22	3.050%	220,000	223,934

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	194,000	198,850

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(b)
12/15/17	8.125%	116,000	114,985

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	37,000	39,220
Senior Secured
05/01/19	6.875%	292,000	318,280

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	162,000	182,655

ERAC U.S.A. Finance LLC(b)
03/15/42	5.625%	2,855,000	3,163,009

El Paso LLC
09/15/20	6.500%	972,000	1,098,360
01/15/32	7.750%	25,000	29,375

Embarq Corp. Senior Unsecured
06/01/36	7.995%	5,960,000	6,582,945

Enterprise Products Operating LLC
02/15/42	5.700%	2,295,000	2,687,812

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	420,000	466,200

FTI Consulting, Inc.(b)
11/15/22	6.000%	115,000	119,025

First Data Corp. Senior Secured(b)
06/15/19	7.375%	601,000	623,537

Florida Power Corp. 1st Mortgage
06/15/18	5.650%	380,000	459,659

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%		24,000	26,040

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%		63,000	70,403
02/15/21	5.750%		470,000	505,250

Frontier Communications Corp.
Senior Unsecured
04/15/20	8.500%		62,000	71,300
04/15/22	8.750%		174,000	201,840
01/15/23	7.125%		220,000	233,200

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%		12,245,000	13,971,986

General Electric Co. Senior Unsecured
10/09/42	4.125%		410,000	421,746

Goldman Sachs Group, Inc. (The)
Senior Unsecured
05/02/18	6.375%	EUR	1,125,000	1,788,255
06/15/20	6.000%		2,515,000	2,988,353
01/24/22	5.750%		2,985,000	3,528,903

Graphic Packaging International, Inc.
10/01/18	7.875%		98,000	108,045

H&E Equipment Services, Inc.(b)
09/01/22	7.000%		80,000	85,200

HCA, Inc.
Senior Secured
02/15/20	6.500%		888,000	999,000
05/01/23	4.750%		18,000	18,315

Health Management Associates, Inc.
01/15/20	7.375%		260,000	280,800

Hertz Corp. (The)
01/15/21	7.375%		313,000	344,300

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%		296,000	316,720

Hologic, Inc.(b)
08/01/20	6.250%		41,000	44,178

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%		439,000	483,997

Huntington Ingalls Industries, Inc.
03/15/18	6.875%		150,000	163,125
03/15/21	7.125%		350,000	380,625

Huntsman International LLC(b)
11/15/20	4.875%		83,000	83,934

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%		126,000	131,985

Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%		2,843,000	3,453,099

Interface, Inc.
12/01/18	7.625%		129,000	138,514

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	119

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Interline Brands, Inc.
11/15/18	7.500%	550,000	594,000

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	511,000	609,367

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	203,000	212,642

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	450,000	499,500

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	281,000	293,645

JPMorgan Chase & Co.
Senior Unsecured
08/15/21	4.350%	1,045,000	1,168,558
09/23/22	3.250%	1,390,000	1,431,396

KB Home
03/15/20	8.000%	76,000	86,260
09/15/22	7.500%	68,000	74,375

Kansas Gas & Electric Co. 1st Mortgage(b)
06/15/19	6.700%	1,000,000	1,272,932

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%	4,000,000	4,528,334

Kraft Foods Group, Inc.(b)
Senior Unsecured
08/23/18	6.125%	705,000	865,582
02/10/20	5.375%	120,000	145,254
06/04/42	5.000%	1,530,000	1,720,483

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	202,000	221,695

L-3 Communications Corp.
11/15/16	3.950%	3,150,000	3,405,988

Lamar Media Corp.
02/01/22	5.875%	380,000	412,300

Laredo Petroleum, Inc.
05/01/22	7.375%	139,000	150,815

Lear Corp.
03/15/18	7.875%	416,000	453,440

Lender Processing Services, Inc.
04/15/23	5.750%	140,000	145,250

Level 3 Financing, Inc.
04/01/19	9.375%	222,000	248,085

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	178,000	191,350

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	2,205,000	2,403,201

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Limited Brands, Inc.
04/01/21	6.625%		604,000	691,580

MGM Resorts International
12/15/21	6.625%		104,000	104,000

MGM Resorts International(b)
10/01/20	6.750%		28,000	28,595

Manitowoc Co., Inc. (The)
11/01/20	8.500%		175,000	196,438

Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%		1,255,000	1,590,155

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%		645,000	708,694
02/15/23	5.500%		233,000	252,805

McKesson Corp. Senior Unsecured
12/15/22	2.700%		970,000	970,319

Meritage Homes Corp.
04/01/22	7.000%		152,000	165,300

Morgan Stanley
Senior Unsecured
10/02/17	5.500%	EUR	2,475,000	3,722,255
07/28/21	5.500%		6,190,000	7,027,965

NBCUniversal Media LLC
Senior Unsecured
01/15/23	2.875%		2,445,000	2,455,403
01/15/43	4.450%		705,000	713,909

National CineMedia LLC
Senior Secured
04/15/22	6.000%		403,000	427,180
Senior Unsecured
07/15/21	7.875%		346,000	383,195

Nevada Power Co.
05/15/18	6.500%		1,200,000	1,496,587
08/01/18	6.500%		1,001,000	1,260,601

News America, Inc.(b)
09/15/22	3.000%		10,665,000	10,713,003

NiSource Finance Corp.
09/15/17	5.250%		7,707,000	8,889,362
09/15/20	5.450%		2,358,000	2,770,881

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%		315,000	313,425

Northwest Pipeline GP
Senior Unsecured
06/15/16	7.000%		2,515,000	2,975,939
04/15/17	5.950%		1,105,000	1,287,302

Nuance Communications, Inc.(b)
08/15/20	5.375%		338,000	353,210

Oasis Petroleum, Inc.
01/15/23	6.875%		305,000	327,112

Oil States International, Inc.(b)
01/15/23	5.125%		111,000	112,526

Omnicare, Inc.
06/01/20	7.750%		385,000	427,350

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oncor Electric Delivery Co. LLC
Senior Secured
12/01/41	4.550%	245,000	247,995
06/01/42	5.300%	245,000	280,108

Oshkosh Corp.
03/01/17	8.250%	247,000	271,082
03/01/20	8.500%	148,000	163,910

PVH Corp. Senior Unsecured
12/15/22	4.500%	111,000	112,110

Pacific Gas & Electric Co. Senior Unsecured
10/01/20	3.500%	1,035,000	1,134,477

Peabody Energy Corp.
11/15/18	6.000%	721,000	766,062

Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	140,000	159,600

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	69,000	71,070

Phillips 66(b)
05/01/17	2.950%	555,000	588,210

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	394,000	432,415

Plains Exploration & Production Co.
11/15/20	6.500%	384,000	425,280
02/15/23	6.875%	724,000	827,170

Polypore International, Inc.
11/15/17	7.500%	440,000	479,600

Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	5,315,000	6,094,811

Prudential Financial, Inc. Senior Unsecured
05/12/41	5.625%	360,000	410,370

QEP Resources, Inc.
Senior Unsecured
03/01/21	6.875%	505,000	582,012
10/01/22	5.375%	113,000	121,475

QVC, Inc. Senior Secured(b)
07/02/22	5.125%	43,000	45,072

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	423,000	430,402

Range Resources Corp.
05/15/19	8.000%	255,000	282,412

Raytheon Co. Senior Unsecured
12/15/22	2.500%	4,200,000	4,142,972

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	3,555,000	3,497,529

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	724,000	792,780

Reynolds Group Issuer, Inc./LLC
Senior Secured
08/15/19	7.875%	441,000	490,612

Reynolds Group Issuer, Inc./LLC(b)
Senior Secured
10/15/20	5.750%	298,000	307,685

Rockwood Specialties Group, Inc.
10/15/20	4.625%	100,000	103,500

SBA Telecommunications, Inc.
08/15/19	8.250%	156,000	174,330

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	231,000	245,437

SM Energy Co. Senior Unsecured
11/15/21	6.500%	406,000	434,420

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	442,000	471,835

STHI Holding Corp. Secured(b)
03/15/18	8.000%	164,000	177,530

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	128,000	141,440
06/01/22	5.750%	26,000	28,210

Sealed Air Corp.(b)
09/15/21	8.375%	77,000	87,973
Senior Unsecured
12/01/20	6.500%	102,000	110,160

Seneca Gaming Corp.(b)
12/01/18	8.250%	117,000	123,435

Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	126,000	132,300

Sierra Pacific Power Co.
05/15/16	6.000%	8,251,000	9,549,072

Sonic Automotive, Inc.(b)
07/15/22	7.000%	58,000	63,510

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	11,898,000	13,980,436

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	446,000	453,805

Spectrum Brands Escrow Corp.(b)
Senior Unsecured
11/15/20	6.375%	295,000	309,750
11/15/22	6.625%	89,000	95,453

Spectrum Brands, Inc.
Senior Secured
06/15/18	9.500%	314,000	356,390

Spectrum Brands, Inc.(b)
03/15/20	6.750%	120,000	128,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	121

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sprint Nextel Corp.
Senior Unsecured
11/15/22	6.000%	52,000	53,430

Sprint Nextel Corp.(b)
11/15/18	9.000%	1,000,000	1,235,000

Starz LLC/Finance Corp. Senior Unsecured(b)
09/15/19	5.000%	85,000	87,125

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	513,000	566,865

Tampa Electric Co. Senior Unsecured
06/15/42	4.100%	1,020,000	1,069,473

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	638,000	676,280

Tempur-Pedic International, Inc.(b)
12/15/20	6.875%	28,000	28,805

Tenet Healthcare Corp. Senior Secured(b)
06/01/20	4.750%	190,000	192,850

Terex Corp.
04/01/20	6.500%	101,000	107,060

Tesoro Logistics LP/Finance Corp. Senior Unsecured(b)
10/01/20	5.875%	143,000	148,363

Time Warner Cable, Inc.
07/01/18	6.750%	3,375,000	4,215,993
02/01/20	5.000%	3,570,000	4,158,092

Time Warner, Inc.
03/29/41	6.250%	575,000	709,956

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	5,225,000	6,516,050

Tomkins LLC/Inc. Secured
10/01/18	9.000%	184,000	206,080

TransDigm, Inc.(b)
10/15/20	5.500%	166,000	172,640

Transcontinental Gas Pipe Line Co. LLC
Senior Unsecured
04/15/16	6.400%	6,860,000	7,940,937
06/15/18	6.050%	1,106,000	1,354,369
08/01/42	4.450%	2,190,000	2,254,283

United Rentals North America, Inc.
06/15/23	6.125%	21,000	22,155

United Rentals North America, Inc.(b)
05/15/20	7.375%	261,000	285,795
04/15/22	7.625%	653,000	729,727
Secured
07/15/18	5.750%	316,000	340,490

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	483,000	506,783

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%		68,000	71,655

Univision Communications, Inc.(b)
Senior Secured
05/15/19	6.875%		224,000	232,960
09/15/22	6.750%		101,000	104,283

VPI Escrow Corp.(b)
10/15/20	6.375%		171,000	183,398

Vail Resorts, Inc.
05/01/19	6.500%		316,000	340,095

Valeant Pharmaceuticals International Senior Notes(b)
10/15/20	6.375%		34,000	36,465

Verizon Communications, Inc. Senior Unsecured
11/01/42	3.850%		850,000	840,448

Verizon New York, Inc.
04/01/32	7.375%		644,000	853,274

Visteon Corp.
04/15/19	6.750%		459,000	488,835

Vivint, Inc. Senior Secured(b)
12/01/19	6.375%		417,000	413,351

Waste Management, Inc.
06/30/20	4.750%		4,520,000	5,162,446

Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR	1,150,000	1,702,144

Whiting Petroleum Corp.
10/01/18	6.500%		29,000	31,175

Windstream Corp.
03/15/19	7.000%		90,000	92,025
10/15/20	7.750%		490,000	529,200

Yum! Brands, Inc. Senior Unsecured
09/15/19	5.300%		3,235,000	3,780,473

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%		724,000	805,450

tw telecom holdings, Inc.(b)
10/01/22	5.375%		90,000	94,275

tw telecom holdings, inc.
03/01/18	8.000%		396,000	433,620

Total				306,566,490

Total Corporate Bonds & Notes
(Cost: $336,584,152)				368,667,132

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency 6.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 6.0%
Federal Home Loan Mortgage Corp.(c)
04/01/42-05/01/42	3.500%	33,565,933	36,261,751
05/01/18	4.500%	105,298	112,593
10/01/18-11/01/33	5.000%	592,896	654,691
04/01/33	6.000%	290,274	322,785
09/01/17-08/01/33	6.500%	70,060	78,443

Federal National Mortgage Association(c)
06/01/27	2.500%	14,987,006	15,746,953
08/01/18-09/01/40	4.500%	2,061,067	2,263,256
12/01/18-02/01/36	5.000%	5,311,314	5,796,525
02/01/18-01/01/36	5.500%	10,047,581	11,075,767
07/01/17-01/01/36	6.000%	7,516,026	8,549,202
04/01/17-11/01/33	6.500%	2,679,765	3,036,741
06/01/32-07/01/36	7.000%	1,243,285	1,438,857
05/01/32-11/01/32	7.500%	184,115	225,934

Federal National Mortgage Association(c)(d)
01/01/41	4.000%	8,908,614	9,559,466

Government National Mortgage Association(c)
10/15/33	5.500%	289,242	335,835

Total			95,458,799

Total Residential Mortgage-Backed Securities — Agency
(Cost: $90,037,156)			95,458,799

Residential Mortgage-Backed Securities — Non-Agency 0.3%
United States 0.3%
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(c)(e)
04/19/34	4.636%	846,695	828,946

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-14 Class 2A1(c)
12/25/35	5.500%	3,883,173	3,978,439

Total			4,807,385

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $4,462,103)			4,807,385

Commercial Mortgage-Backed Securities — Agency —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States —%
Federal National Mortgage Association(c)
09/01/13	5.720%	215,692	219,810

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $216,378)			219,810

Commercial Mortgage-Backed Securities — Non-Agency 1.9%
United States 1.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(c)
12/11/49	5.322%	1,300,000	1,495,242

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(c)
05/15/36	3.819%	49,890	50,746

GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(c)(e)
06/10/48	4.772%	500,000	539,183

General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(c)(e)
05/12/35	5.254%	414,616	438,177

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(c)
03/10/39	5.444%	3,525,000	4,059,817

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)
Series 2011-C3 Class A4
02/15/46	4.717%	2,600,000	3,040,489

JPMorgan Chase Commercial Mortgage Securities Corp.(c)
Series 2003-LN1 Class A1
10/15/37	4.134%	258,016	259,653
Series 2005-LDP2 Class A3
07/15/42	4.697%	935,755	939,040

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(e)
Series 2005-LDP3 Class ASB
08/15/42	4.893%	1,809,476	1,895,417
Series 2006-LDP6 Class ASB
04/15/43	5.490%	1,557,537	1,641,108
Series 2006-LDP7 Class ASB
04/15/45	5.871%	1,670,217	1,780,329

LB-UBS Commercial Mortgage Trust(c)
Series 2004-C2 Class A3
03/15/29	3.973%	204,245	206,836

LB-UBS Commercial Mortgage Trust(c)(e)
Series 2007-C7 Class A3
09/15/45	5.866%	1,475,000	1,769,806

Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(e)
09/15/47	5.033%	2,400,000	2,888,057

Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(c)(e)
08/15/45	5.789%	1,800,000	2,100,114

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	123

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

S2 Hospitality LLC Series 2012-LV1 Class A(b)(c)
04/15/25	4.500%		1,577,634	1,579,982

Wachovia Bank Commercial Mortgage Trust(c)
Series 2004-C10 Class A4
02/15/41	4.748%		254,135	263,079
Series 2006-C27 Class APB
07/15/45	5.727%		395,046	394,576
Series 2006-C29 Class A4
11/15/48	5.308%		2,702,500	3,107,699

Wachovia Bank Commercial Mortgage Trust(c)(e)
Series 2006-C24 Class A3
03/15/45	5.558%		2,500,000	2,830,873

Total				31,280,223

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $27,832,922)				31,280,223

Asset-Backed Securities — Non-Agency(a) 0.4%
Denmark 0.1%
Nykredit Realkredit A/S Mortgage
04/01/28	5.000%	DKK	9,768,443	1,850,583

United States 0.3%
GTP Towers Issuer LLC(b)
02/15/15	4.436%		1,600,000	1,665,877

Hertz Vehicle Financing LLC Series 2009-2A Class A1(b)
03/25/14	4.260%		2,550,000	2,562,802

Total				4,228,679

Total Asset-Backed Securities — Non-Agency
(Cost: $6,043,453)				6,079,262

Inflation-Indexed Bonds(a) 0.9%
Japan 0.9%
Japanese Government CPI-Linked Bond Senior Unsecured
03/10/18	1.400%	JPY	1,094,704,000	13,937,306

Total Inflation-Indexed Bonds
(Cost: $10,165,752)				13,937,306

U.S. Treasury Obligations 4.1%
United States 4.1%
U.S. Treasury
03/15/14	1.250%		935,000	946,541
03/31/17	1.000%		28,655,000	29,167,667
02/15/22	2.000%		2,500,000	2,585,352

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
08/15/22	1.625%		1,910,000	1,897,467

11/15/41	3.125%		24,470,000	25,613,214
05/15/42	3.000%		3,715,000	3,784,656
08/15/42	2.750%		1,640,000	1,583,625

Total				65,578,522

Total U.S. Treasury Obligations
(Cost: $63,651,607)				65,578,522

Foreign Government Obligations(a) 51.8%
Argentina 0.3%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		300,000	273,000

Argentina Bonar Bonds
Senior Unsecured
09/12/13	7.000%		2,322,000	2,345,220
04/17/17	7.000%		1,815,000	1,533,675

Total				4,151,895

Belgium 0.5%
Belgium Government Bond
03/28/14	4.000%	EUR	5,550,000	7,675,164

Brazil 2.2%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/16/18	6.369%		1,165,000	1,380,525

Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL	26,909,000	13,138,820
Senior Notes
01/01/17	10.000%	BRL	27,636,000	14,225,798

Brazilian Government International Bond
01/05/16	12.500%	BRL	2,400,000	1,444,689
01/15/18	8.000%		828,056	961,579
Senior Unsecured
01/07/41	5.625%		1,830,000	2,397,300

Petrobras International Finance Co.
01/27/21	5.375%		1,170,000	1,314,612

Total				34,863,323

Canada 6.0%
Bank of Montreal(b)
10/31/14	1.300%		4,715,000	4,786,587
01/30/17	1.950%		4,800,000	4,999,680

Bank of Nova Scotia(b)
01/30/17	1.950%		18,000,000	18,748,800

Canadian Government Bond
06/01/18	4.250%	CAD	1,100,000	1,267,306
06/01/19	3.750%	CAD	6,585,000	7,505,060

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

National Bank of Canada(b)
10/19/16	2.200%		6,040,000	6,356,496

Province of British Columbia
06/18/14	5.300%	CAD	6,140,000	6,533,634

Province of Ontario
03/08/14	5.000%	CAD	10,866,000	11,402,691
Senior Unsecured
05/26/15	0.950%		7,525,000	7,621,704

Province of Quebec
12/01/17	4.500%	CAD	11,100,000	12,485,965

Toronto-Dominion Bank (The)(b)
09/14/16	1.625%		6,886,000	7,101,532
03/13/17	1.500%		6,400,000	6,553,619

Total				95,363,074

Colombia 0.5%
Colombia Government International Bond
Senior Unsecured
09/18/37	7.375%		1,350,000	2,096,550
01/18/41	6.125%		1,665,000	2,271,163

Corporación Andina de Fomento
06/15/22	4.375%		3,348,000	3,625,091

Ecopetrol SA Senior Unsecured
07/23/19	7.625%		455,000	588,087

Total				8,580,891

Czech Republic 0.1%
Czech Republic Government Bond
06/16/13	3.700%	CZK	42,800,000	2,287,258

Denmark 0.2%
Nordea Kredit Realkreditaktieselsk
01/01/13	2.000%	DKK	14,380,000	2,544,158

El Salvador 0.1%
El Salvador Government International Bond Senior Unsecured(b)
01/24/23	7.750%		760,000	902,500

Finland 0.8%
Finland Government Bond Senior Unsecured
04/15/21	3.500%	EUR	8,540,000	13,211,094

France 3.0%
Cie de Financement Foncier SA(b)
09/16/15	2.500%		3,900,000	4,044,698

Electricite de France SA Senior Unsecured
02/05/18	5.000%	EUR	1,450,000	2,253,957

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

France Government Bond OAT
10/25/16	5.000%	EUR	8,070,000	12,493,319
10/25/17	4.250%	EUR	8,360,000	12,887,530
10/25/19	3.750%	EUR	6,070,000	9,322,641
10/25/21	3.250%	EUR	3,500,000	5,177,968

French Treasury Note BTAN
01/12/14	2.500%	EUR	1,900,000	2,570,674

Total				48,750,787

Germany 6.9%
Bayerische Landesbank Senior Unsecured
04/22/13	1.400%	JPY	576,000,000	6,666,834

Bundesrepublik Deutschland
07/04/14	4.250%	EUR	10,000,000	14,040,092
01/04/15	3.750%	EUR	5,250,000	7,451,558
07/04/19	3.500%	EUR	7,880,000	12,285,808
07/04/27	6.500%	EUR	12,440,000	26,427,110
07/04/28	4.750%	EUR	6,270,000	11,450,684
07/04/34	4.750%	EUR	12,475,000	24,127,356
07/04/44	2.500%	EUR	5,000,000	7,112,891

Total				109,562,333

Greece —%
Hellenic Republic Government Bond Senior Unsecured(e)(f)
10/15/42	0.000%	EUR	2,639,700	23,704

Indonesia 1.8%
Indonesia Government International Bond(b)
Senior Unsecured
01/17/18	6.875%		1,880,000	2,295,950
03/13/20	5.875%		300,000	361,500
05/05/21	4.875%		1,100,000	1,263,296
02/17/37	6.625%		400,000	537,000
01/17/38	7.750%		610,000	919,575

Indonesia Treasury Bond
Senior Unsecured
05/15/16	10.750%	IDR	32,410,000,000	3,989,055
11/15/20	11.000%	IDR	70,820,000,000	10,116,469
07/15/22	10.250%	IDR	62,417,000,000	8,801,292

Total				28,284,137

Italy —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	191	312

Japan 8.4%
Japan Government 10-Year Bond Senior Unsecured
09/20/17	1.700%	JPY	2,628,000,000	32,509,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	125

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Japan Government 20-Year Bond
Senior Unsecured
03/20/20	2.400%	JPY	800,000,000	10,512,684
12/20/22	1.400%	JPY	2,656,000,000	32,493,118

12/20/26	2.100%	JPY	2,343,000,000	30,049,871
09/20/29	2.100%	JPY	995,000,000	12,455,778

Japan Government 30-Year Bond
Senior Unsecured
12/20/34	2.400%	JPY	909,000,000	11,579,454
03/20/39	2.300%	JPY	380,000,000	4,743,322

Total				134,343,954

Kazakhstan 0.1%
KazMunaiGaz Finance Sub BV(b)
07/02/18	9.125%		750,000	991,875

Lithuania 0.1%
Lithuania Government International Bond Senior Unsecured(b)
09/14/17	5.125%		2,205,000	2,485,691

Malaysia 0.6%
Petronas Capital Ltd.(b)
08/12/19	5.250%		6,025,000	7,181,170

Wakala Global Sukuk Bhd(b)
07/06/16	2.991%		2,075,000	2,169,400

Total				9,350,570

Mexico 1.7%
Mexican Bonos
12/19/13	8.000%	MXN	10,991,000	8,776,211
12/17/15	8.000%	MXN	17,168,000	14,396,294

Mexican Government International Bond Senior Unsecured
09/27/34	6.750%		315,000	453,600

Pemex Project Funding Master Trust
03/01/18	5.750%		1,513,000	1,766,428

Petroleos Mexicanos
05/03/19	8.000%		100,000	130,750
01/24/22	4.875%		1,300,000	1,467,050

Total				26,990,333

Netherlands 4.9%
Bank Nederlandse Gemeenten Senior Unsecured(b)
03/23/15	1.375%		6,370,000	6,473,831

Netherlands Government Bond(b)
07/15/13	4.250%	EUR	8,741,000	11,792,488
07/15/16	4.000%	EUR	12,100,000	18,089,277
07/15/20	3.500%	EUR	27,700,000	42,813,495

Total				79,169,091

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

New Zealand 0.9%
New Zealand Government Bond Senior Unsecured
03/15/19	5.000%	NZD	15,420,000	14,069,258

Norway 1.1%
Norway Government Bond
05/22/19	4.500%	NOK	87,550,000	18,367,187

Peru 0.1%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		600,000	869,400

Philippines 0.4%
Philippine Government International Bond
Senior Unsecured
01/14/31	7.750%		1,645,000	2,525,075
10/23/34	6.375%		300,000	421,500

Power Sector Assets & Liabilities Management Corp.(b)
Government Guaranteed
05/27/19	7.250%		2,000,000	2,567,500
12/02/24	7.390%		200,000	278,779

Total				5,792,854

Poland 2.2%
Poland Government Bond
04/25/13	5.250%	PLN	23,790,000	7,731,260
10/24/13	5.000%	PLN	24,000,000	7,871,076
10/25/17	5.250%	PLN	57,170,000	20,134,686

Total				35,737,022

Qatar 0.3%
Qatar Government International Bond(b)
Senior Unsecured
04/09/19	6.550%		1,100,000	1,377,541
01/20/40	6.400%		200,000	279,640

Qatari Diar Finance QSC Government Guaranteed(b)
07/21/20	5.000%		1,800,000	2,101,500

Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b)
09/30/14	5.500%		890,000	957,236

Total				4,715,917

Russian Federation 0.6%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)
03/05/14	5.670%		470,000	491,268

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%		600,000	672,000
03/07/22	6.510%		2,000,000	2,385,000
08/16/37	7.288%		570,000	742,311

Russian Foreign Bond — Eurobond Senior Unsecured(b)(e)
03/31/30	7.500%		4,444,625	5,708,676

Total				9,999,255

South Africa 0.4%
South Africa Government Bond Senior Unsecured
12/21/14	8.750%	ZAR	52,890,000	6,666,748

South Korea 0.6%
Export-Import Bank of Korea
Senior Unsecured
01/21/14	8.125%		3,430,000	3,678,978
01/14/15	5.875%		1,820,000	1,990,162
04/11/22	5.000%		3,300,000	3,817,321

Total				9,486,461

Sweden 1.3%
Nordea Hypotek AB
06/19/13	4.250%	SEK	44,400,000	6,926,070

Sweden Government Bond
08/12/17	3.750%	SEK	39,250,000	6,781,390
06/01/22	3.500%	SEK	35,400,000	6,372,865

Total				20,080,325

Turkey 0.2%
Turkey Government International Bond
Senior Unsecured
11/07/19	7.500%		225,000	290,531
06/05/20	7.000%		1,330,000	1,695,750
03/30/21	5.625%		500,000	593,750
03/17/36	6.875%		1,010,000	1,363,500

Total				3,943,531

United Kingdom 4.8%
United Kingdom Gilt
09/07/16	4.000%	GBP	7,180,000	13,129,542
03/07/19	4.500%	GBP	5,070,000	9,910,579
09/07/21	3.750%	GBP	1,200,000	2,289,500
03/07/25	5.000%	GBP	2,955,000	6,336,281
12/07/27	4.250%	GBP	5,500,000	11,079,553
03/07/36	4.250%	GBP	4,080,000	8,115,422
12/07/38	4.750%	GBP	5,000,000	10,712,597
12/07/40	4.250%	GBP	4,200,000	8,326,410
12/07/49	4.250%	GBP	3,520,000	7,025,671

Total				76,925,555

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	1,500,000	2,316,000

Venezuela 0.6%
Petroleos de Venezuela SA
04/12/17	5.250%	2,890,000	2,521,525
11/02/17	8.500%	510,000	503,625
Senior Unsecured
10/28/15	5.000%	1,500,000	1,376,250

Venezuela Government International Bond
Senior Unsecured
02/26/16	5.750%	1,650,000	1,571,625
05/07/23	9.000%	3,484,000	3,379,480

Total			9,352,505

Total Foreign Government Obligations
(Cost: $746,588,852)			827,854,162

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Australia —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(e)(g)
10/18/17	5.250%	423,000	426,172

FMG Resources August 2006 Proprietary Ltd Term Loan(e)(g)(h)
10/18/17	5.250%	85,725	86,368

Total			512,540

Germany —%
Schaeffler AG Tranche B2 Term Loan(e)(g)
01/27/17	6.000%	189,000	191,009

Luxembourg —%
Silver II Borrower SCA Term Loan(e)(g)(h)
12/13/19	5.000%	35,000	35,306

United States 0.2%
Alliant Holdings I, Inc. Term Loan(e)(g)(h)
12/07/19	5.000%	77,000	77,077

Ancestry.com Term Loan(e)(g)(h)
12/18/18	7.000%	340,000	327,464

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	127

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Asurion LLC 1st Lien Term Loan(e)(g)
05/24/18	5.500%	31,000	31,287

Blue Coat Systems Term Loan(e)(g)
02/15/18	5.750%	92,768	93,290

CPM Acquisition Corp. 1st Lien Term Loan(e)(g)
08/29/17	6.250%	466,000	468,330

ConvaTec, Inc. Term Loan(e)(g)
12/22/16	5.000%	35,000	35,379

Cumulus Media Holdings, Inc. 2nd Lien Term Loan(e)(g)
09/16/19	7.500%	126,021	129,644

Lonestar Intermediate Super Holdings LLC Term Loan(e)(g)
09/02/19	11.000%	618,000	655,080

New Breed, Inc. Term Loan(e)(g)
10/01/19	6.000%	535,000	528,313

PQ Corp. Tranche B Term Loan(e)(g)
04/15/17	5.250%	283,000	284,375

Serta Simmons Holdings LLC Term Loan(e)(g)
10/01/19	5.000%	405,000	405,336

Spectrum Brands, Inc. Term Loan(e)(g)(h)
12/17/19	4.500%	32,000	32,290

United Surgical Partners International, Inc. Tranche B Term Loan(e)(g)(h)
04/03/19	5.059%	45,000	45,262

Senior Loans (continued)
Borrower	Weighted Average Coupon		Principal Amount ($)	Value ($)
West Corp. Tranche B6 Term Loan(e)(g)
06/30/18	5.750%		209,945	212,935

WideOpenWest Finance LLC Term Loan(e)(g)
07/17/18	6.250%		82,585	83,430

Total				3,409,492

Total Senior Loans
(Cost: $4,045,649)				4,148,347

Treasury Bills(a) 1.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Australia 1.2%
Australia Treasury Bills
02/08/13	2.960%	AUD	18,000,000	18,633,242

Total Treasury Bills
(Cost: $18,590,469)				18,633,242

Money Market Funds 7.7%
			Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(i)(j)			123,146,933	123,146,933

Total Money Market Funds
(Cost: $123,146,933)				123,146,933

Total Investments
(Cost: $1,431,365,426)				1,559,811,123

Other Assets & Liabilities, Net				38,077,034

Net Assets				1,597,888,157

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $6,039,787 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Australian Government Bond, 10-year	(943)	(94,743,212)	March 2013	—	(154,332)

United Kingdom Long Gilt	629	121,509,959	March 2013	404,812	—

U.S. Treasury Note, 5-year	(81)	(10,077,539)	April 2013	3,071	—

U.S. Treasury Note, 10-year	(840)	(111,536,250)	March 2013	366,240	—

Total				774,123	(154,332)

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	January 7, 2013	9,409,204		5,902,000		178,189	—
		(USD	)	(GBP	)

Citigroup Global Markets Inc.	January 11, 2013	39,005,000		18,468,277		—	(560,414)
		(BRL	)	(USD	)

State Street Bank & Trust Company	January 11, 2013	66,782,000		31,486,091		—	(1,093,680)
		(BRL	)	(USD	)

Deutsche Bank	January 11, 2013	118,965,000		31,147,562		—	(692,173)
		(ILS	)	(USD	)

Standard Chartered Bank	January 11, 2013	414,801,000		31,900,138		—	(139,982)
		(MXN	)	(USD	)

Citigroup Global Markets Inc.	January 11, 2013	16,636,585		34,105,000		1,623	—
		(USD	)	(BRL	)

State Street Bank & Trust Company	January 11, 2013	15,939,573		7,690,525,000		105,477	—
		(USD	)	(CLP	)

Citigroup Global Markets Inc.	January 11, 2013	31,974,245		1,757,944,000		55,992	—
		(USD	)	(INR	)

Barclays Bank PLC	January 11, 2013	31,799,442		986,689,000		448,022	—
		(USD	)	(RUB	)

UBS Securities	January 14, 2013	17,471,000		14,318,009		—	(109,392)
		(NZD	)	(USD	)

Deutsche Bank	January 16, 2013	65,697,000		71,631,685		—	(215,506)
		(CHF	)	(USD	)

Standard Chartered Bank	January 16, 2013	24,333,000		26,082,063		—	(528,858)
		(CHF	)	(USD	)

Goldman, Sachs & Co.	January 16, 2013	136,043,000		177,195,064		—	(2,396,125)
		(EUR	)	(USD	)

Credit Suisse	January 16, 2013	66,580,000		107,003,781		—	(1,148,054)
		(GBP	)	(USD	)

Standard Chartered Bank	January 16, 2013	2,290,202,000		27,789,412		1,351,416	—
		(JPY	)	(USD	)

Morgan Stanley	January 16, 2013	1,750,962		1,688,000		142	—
		(USD	)	(AUD	)

Morgan Stanley	January 16, 2013	179,471,217		171,422,000		—	(1,640,740)
		(USD	)	(AUD	)

Standard Chartered Bank	January 16, 2013	80,902		78,000		14	—
		(USD	)	(AUD	)

Standard Chartered Bank	January 16, 2013	13,338,153		12,740,000		—	(121,882)
		(USD	)	(AUD	)

State Street Bank & Trust Company	January 16, 2013	107,583,642		9,294,536,000		—	(287,909)
		(USD	)	(JPY	)

Deutsche Bank	January 16, 2013	12,773,603		39,100,000		238	—
		(USD	)	(MYR	)

Standard Chartered Bank	January 16, 2013	13,041,138		74,133,000		290,833	—
		(USD	)	(NOK	)

J.P. Morgan Securities, Inc.	January 16, 2013	1,519,128		1,848,000		6,730	—
		(USD	)	(NZD	)

J.P. Morgan Securities, Inc.	January 16, 2013	71,173,750		85,475,000		—	(598,697)
		(USD	)	(NZD	)

Standard Chartered Bank	January 16, 2013	211,858		257,000		342	—
		(USD	)	(NZD	)

Standard Chartered Bank	January 16, 2013	13,252,617		15,916,000		—	(111,083)
		(USD	)	(NZD	)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	129

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	January 16, 2013	12,907,007		86,546,000		396,988	—
		(USD	)	(SEK	)

UBS Securities	January 24, 2013	100,000,000		7,693,586		—	(26,915)
		(MXN	)	(USD	)

State Street Bank & Trust Company	January 24, 2013	24,693,540		19,000,000		390,300	—
		(USD	)	(EUR	)

J.P. Morgan Securities, Inc.	January 25, 2013	36,680,000		11,524,082		—	(297,669)
		(PLN	)	(USD	)

HSBC Securities (USA), Inc.	January 25, 2013	5,949,420		5,725,000		—	(14,621)
		(USD	)	(AUD	)

Citigroup Global Markets Inc.	January 29, 2013	15,860,611		17,250,000,000		223,583	—
		(USD	)	(KRW	)

HSBC Securities (USA), Inc.	February 5, 2013	9,355,474		9,223,000		—	(89,944)
		(USD	)	(CAD	)

J.P. Morgan Securities, Inc.	February 7, 2013	70,383,513		5,910,913,000		—	(2,135,781)
		(USD	)	(JPY	)

J.P. Morgan Securities, Inc.	February 7, 2013	9,727,187		11,850,000		—	(27,112)
		(USD	)	(SGD	)
Total						3,449,889	(12,236,537)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $260,874,881 or 16.33% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	At December 31, 2012, investments in securities included securities valued at $1,307,909 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(e)	Variable rate security.

(f)	Zero coupon bond.

(g)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	69,637,571	549,361,242	(495,851,880)	123,146,933	163,793	123,146,933

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

130	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	131

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Fair Value Measurements (continued)

valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	368,667,132	—	368,667,132

Residential Mortgage-Backed Securities — Agency	—	95,458,799	—	95,458,799

Residential Mortgage-Backed Securities — Non-Agency	—	4,807,385	—	4,807,385

Commercial Mortgage-Backed Securities — Agency	—	219,810	—	219,810

Commercial Mortgage-Backed Securities — Non-Agency	—	31,280,223	—	31,280,223

Asset-Backed Securities — Non-Agency	—	6,079,262	—	6,079,262

Inflation-Indexed Bonds	—	13,937,306	—	13,937,306

U.S. Treasury Obligations	65,578,522	—	—	65,578,522

Foreign Government Obligations	—	827,854,162	—	827,854,162

Total Bonds	65,578,522	1,348,304,079	—	1,413,882,601

Short-Term Securities

Treasury Bills	—	18,633,242	—	18,633,242

Total Short-Term Securities	—	18,633,242	—	18,633,242

Other

Senior Loans	—	4,148,347	—	4,148,347

Money Market Funds	123,146,933	—	—	123,146,933

Total Other	123,146,933	4,148,347	—	127,295,280

Investments in Securities	188,725,455	1,371,085,668	—	1,559,811,123
Derivatives

Assets

Futures Contracts	774,123	—	—	774,123

Forward Foreign Currency Exchange Contracts	—	3,449,889	—	3,449,889

Liabilities

Futures Contracts	(154,332)	—	—	(154,332)

Forward Foreign Currency Exchange Contracts	—	(12,236,537)	—	(12,236,537)

Total	189,345,246	1,362,299,020	—	1,551,644,266

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

132	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of December 31, 2011	5,411,875

Accrued discounts/premiums	55,138

Realized gain (loss)	487,580

Change in unrealized appreciation (depreciation)(a)	(672,820)

Sales	(5,349,795)

Purchases	68,022

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	133

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 91.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 2.9%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	3,820,000	3,896,400

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	2,777,000	3,019,987
03/15/21	7.125%	756,000	822,150

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	5,646,000	6,196,485

Oshkosh Corp.
03/01/20	8.500%	1,710,000	1,893,825

Silver II Borrower/US Holdings LLC(a)
12/15/20	7.750%	1,488,000	1,540,080

TransDigm, Inc.(a)
10/15/20	5.500%	1,127,000	1,172,080

Total			18,541,007

Automotive 2.0%
Allison Transmission, Inc.(a)
05/15/19	7.125%	1,520,000	1,634,000

Chrysler Group LLC/Co-Issuer, Inc.
Secured
06/15/19	8.000%	806,000	878,540
06/15/21	8.250%	1,411,000	1,552,100

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	1,890,000	2,027,025

Delphi Corp.
05/15/19	5.875%	873,000	936,292

Lear Corp.
03/15/18	7.875%	626,000	682,340
03/15/20	8.125%	227,000	256,510

Schaeffler Finance BV Senior Secured(a)
02/15/19	8.500%	1,097,000	1,234,125

Visteon Corp.
04/15/19	6.750%	3,644,000	3,880,860

Total			13,081,792

Banking 0.4%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	2,046,000	2,260,830

Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	709,000	726,725

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Nuveen Investments, Inc. Senior Unsecured(a)
10/15/20	9.500%	1,374,000	1,367,130

Total			2,093,855

Building Materials 0.8%
HD Supply, Inc.(a)
07/15/20	11.500%	860,000	968,575

Interface, Inc.
12/01/18	7.625%	560,000	601,300

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	1,730,000	1,755,950

Nortek, Inc.
12/01/18	10.000%	339,000	377,138
04/15/21	8.500%	1,362,000	1,511,820

Total			5,214,783

Chemicals 4.0%
Celanese U.S. Holdings LLC
06/15/21	5.875%	553,000	619,360
11/15/22	4.625%	743,000	778,292

Huntsman International LLC
03/15/21	8.625%	175,000	199,938

Huntsman International LLC(a)
11/15/20	4.875%	703,000	710,909

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	1,650,000	1,831,500

LyondellBasell Industries NV
Senior Unsecured
11/15/21	6.000%	6,230,000	7,304,675
04/15/24	5.750%	2,527,000	2,969,225

MacDermid, Inc.(a)
04/15/17	9.500%	1,862,000	1,936,480

Momentive Performance Materials, Inc. Senior Secured(a)
10/15/20	8.875%	1,561,000	1,576,610

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	1,780,000	2,020,300

Nufarm Australia Ltd.(a)
10/15/19	6.375%	452,000	472,340

PQ Corp. Secured(a)
05/01/18	8.750%	4,905,000	5,101,200

Total			25,520,829

Construction Machinery 2.4%
CNH Capital LLC
11/01/16	6.250%	132,000	145,530

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Case New Holland, Inc.
12/01/17	7.875%	4,976,000	5,884,120
Columbus McKinnon Corp.
02/01/19	7.875%	674,000	722,865

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	2,536,000	2,624,760

United Rentals North America, Inc.
12/15/19	9.250%	1,333,000	1,519,620
Senior Unsecured
02/01/21	8.250%	1,025,000	1,155,687

United Rentals North America, Inc.(a)
05/15/20	7.375%	851,000	931,845
04/15/22	7.625%	916,000	1,023,630
Secured
07/15/18	5.750%	1,029,000	1,108,748

Total			15,116,805

Consumer Cyclical Services 1.3%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.375%	1,686,000	1,846,170

Monitronics International, Inc.
04/01/20	9.125%	915,000	940,163

Vivint, Inc.(a)
Senior Secured
12/01/19	6.375%	3,928,000	3,893,630
Senior Unsecured
12/01/20	8.750%	1,576,000	1,548,420

Total			8,228,383

Consumer Products 1.3%
Alphabet Holding Co., Inc. Senior Unsecured PIK(a)
11/01/17	7.750%	771,000	794,130

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	664,000	713,800

Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	1,981,000	1,981,000

Spectrum Brands Escrow Corp.(a)
Senior Unsecured
11/15/20	6.375%	1,397,000	1,466,850
11/15/22	6.625%	722,000	774,345

Spectrum Brands, Inc.
Senior Secured
06/15/18	9.500%	753,000	854,655

Spectrum Brands, Inc.(a)
03/15/20	6.750%	1,532,000	1,639,240

Tempur-Pedic International, Inc.(a)
12/15/20	6.875%	233,000	239,699

Total			8,463,719

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Diversified Manufacturing 0.6%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	2,451,000	2,622,570

Tomkins LLC/Inc. Secured
10/01/18	9.000%	892,000	999,040

Total			3,621,610

Electric 1.0%
AES Corp.
Senior Unsecured
10/15/17	8.000%	359,000	414,645
06/01/20	8.000%	1,290,000	1,483,500
07/01/21	7.375%	206,000	228,660

Calpine Corp. Senior Secured(a)
02/15/21	7.500%	1,959,000	2,164,695

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	1,559,000	1,839,620

Total			6,131,120

Entertainment 0.8%
AMC Entertainment, Inc.
06/01/19	8.750%	1,582,000	1,752,065
12/01/20	9.750%	1,388,000	1,603,140

Cinemark USA, Inc.(a)
12/15/22	5.125%	691,000	699,638

United Artists Theatre Circuit, Inc.(b)(c)
1995-A Pass-Through Certificates
07/01/15	9.300%	825,583	825,583
07/01/15	9.300%	269,775	269,775

Total			5,150,201

Environmental 0.4%
Clean Harbors, Inc.
08/01/20	5.250%	1,548,000	1,613,790

Clean Harbors, Inc.(a)
06/01/21	5.125%	1,197,000	1,241,888

Total			2,855,678

Food and Beverage 0.2%
Cott Beverages, Inc.
09/01/18	8.125%	898,000	992,290

Gaming 3.4%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	933,000	926,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	135

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MGM Resorts International
03/01/18	11.375%	2,059,000	2,491,390
12/15/21	6.625%	1,357,000	1,357,000
MGM Resorts International(a)
10/01/20	6.750%	600,000	612,750

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	1,885,000	2,177,175

Seminole Indian Tribe of Florida(a)
Senior Secured
10/01/20	6.535%	3,265,000	3,550,100
Senior Unsecured
10/01/20	7.804%	775,000	787,160

Seneca Gaming Corp.(a)
12/01/18	8.250%	1,745,000	1,840,975

Studio City Finance Ltd.(a)
12/01/20	8.500%	3,261,000	3,415,897

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,259,000	4,733,100

Total			21,891,550

Gas Pipelines 4.1%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	2,415,000	2,451,225

El Paso LLC
06/01/18	7.250%	575,000	664,125
09/15/20	6.500%	6,426,000	7,261,380
01/15/32	7.750%	809,000	950,569

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	3,811,000	4,077,770

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	2,382,000	2,617,222
02/15/23	5.500%	1,926,000	2,089,710

Regency Energy Partners LP/Corp.
04/15/23	5.500%	724,000	772,870

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	2,083,000	2,275,678
07/15/21	6.500%	2,902,000	3,177,690

Total			26,338,239

Health Care 9.2%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	518,399	546,911

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	2,762,000	2,907,005

Amsurg Corp.(a)
11/30/20	5.625%	719,000	747,760

Biomet, Inc.(a)
08/01/20	6.500%	1,462,000	1,553,375

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CHS/Community Health Systems, Inc.
11/15/19	8.000%	2,490,000	2,695,425
Senior Secured
08/15/18	5.125%	2,131,000	2,221,567

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	3,147,000	3,469,567

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	1,607,000	1,693,376

Emdeon, Inc.
12/31/19	11.000%	1,775,000	2,041,250

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	554,000	594,858
01/31/22	5.875%	1,155,000	1,253,175

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	460,000	514,050

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	1,432,000	1,467,800

HCA, Inc.
02/15/22	7.500%	3,233,000	3,701,785
05/01/23	5.875%	2,902,000	3,003,570
Senior Secured
02/15/20	6.500%	3,313,000	3,727,125
05/01/23	4.750%	762,000	775,335

Hanger, Inc.
11/15/18	7.125%	1,489,000	1,570,895

Health Management Associates, Inc.
01/15/20	7.375%	1,212,000	1,308,960

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	3,463,000	3,272,535

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,002,000	1,049,595

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(a)
11/01/18	10.500%	858,000	899,828

Multiplan, Inc.(a)
09/01/18	9.875%	3,081,000	3,427,612

Omnicare, Inc.
06/01/20	7.750%	1,127,000	1,250,970

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	1,428,000	1,567,230

Physiotherapy Associates Holdings, Inc. Senior Unsecured(a)
05/01/19	11.875%	890,000	796,550

Radnet Management, Inc.
04/01/18	10.375%	665,000	676,638

Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	1,335,000	1,291,612

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

STHI Holding Corp. Secured(a)
03/15/18	8.000%	686,000	742,595

Tenet Healthcare Corp. Senior Unsecured(a)
02/01/20	6.750%	1,175,000	1,210,250

Truven Health Analytics, Inc. Senior Unsecured(a)
06/01/20	10.625%	872,000	928,680

United Surgical Partners International, Inc.
04/01/20	9.000%	1,000,000	1,110,000

Universal Hospital Services, Inc. Secured(a)
08/15/20	7.625%	560,000	590,100

VWR Funding, Inc.(a)
09/15/17	7.250%	505,000	528,988

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	1,755,000	1,816,425
02/01/19	7.750%	1,100,000	1,138,500

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	692,000	712,760

Total			58,804,657

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	986,000	1,183,200

Home Construction 0.9%
Beazer Homes USA, Inc.
05/15/19	9.125%	618,000	646,583

KB Home
03/15/20	8.000%	706,000	801,310
09/15/22	7.500%	561,000	613,594

Meritage Homes Corp.
04/01/22	7.000%	677,000	736,237

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	1,140,000	1,259,700

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	454,000	481,240
04/15/20	7.750%	1,452,000	1,539,120

Total			6,077,784

Independent Energy 11.0%
Antero Resources Finance Corp.
12/01/17	9.375%	106,000	116,335
08/01/19	7.250%	390,000	425,100

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	2,352,000	2,540,160

Chaparral Energy, Inc.
11/15/22	7.625%	393,000	413,633

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chesapeake Energy Corp.
08/15/20	6.625%	4,129,000	4,443,836
02/15/21	6.125%	3,500,000	3,631,250

Comstock Resources, Inc.
06/15/20	9.500%	2,707,000	2,910,025

Concho Resources, Inc.
01/15/21	7.000%	1,582,000	1,763,930
01/15/22	6.500%	1,515,000	1,666,500
04/01/23	5.500%	1,278,000	1,338,705

Continental Resources, Inc.
10/01/20	7.375%	618,000	698,340
04/01/21	7.125%	1,656,000	1,867,140
09/15/22	5.000%	5,262,000	5,669,805

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(a)
12/15/17	8.125%	964,000	955,565

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	283,000	299,980

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	3,282,000	3,700,455

Halcon Resources Corp.(a)
05/15/21	8.875%	1,136,000	1,204,160

Kodiak Oil & Gas Corp.
12/01/19	8.125%	5,308,000	5,852,070

Laredo Petroleum, Inc.
02/15/19	9.500%	4,163,000	4,652,152
05/01/22	7.375%	625,000	678,125

MEG Energy Corp.(a)
03/15/21	6.500%	2,000,000	2,105,000

Oasis Petroleum, Inc.
02/01/19	7.250%	2,317,000	2,490,775
11/01/21	6.500%	2,238,000	2,377,875
01/15/23	6.875%	1,476,000	1,583,010

Plains Exploration & Production Co.
11/15/20	6.500%	3,948,000	4,372,410
02/15/23	6.875%	2,980,000	3,404,650

QEP Resources, Inc.
Senior Unsecured
03/01/21	6.875%	1,115,000	1,285,038
05/01/23	5.250%	3,638,000	3,892,660

Range Resources Corp.
05/15/19	8.000%	1,710,000	1,893,825

SM Energy Co.
Senior Unsecured
11/15/21	6.500%	889,000	951,230
01/01/23	6.500%	697,000	745,790

Sandridge Energy, Inc.
10/15/22	8.125%	91,000	99,645
02/15/23	7.500%	397,000	424,790

Whiting Petroleum Corp.
10/01/18	6.500%	106,000	113,950

Total			70,567,914

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	137

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	701,000	776,358

Media Cable 3.9%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	1,834,000	2,067,835
01/31/22	6.625%	880,000	961,400
09/30/22	5.250%	3,185,000	3,224,812

CSC Holdings LLC
Senior Unsecured
02/15/19	8.625%	888,000	1,061,160

CSC Holdings LLC(a)
Senior Unsecured
11/15/21	6.750%	2,263,000	2,509,101

Cablevision Systems Corp.
Senior Unsecured
04/15/20	8.000%	510,000	574,388
09/15/22	5.875%	1,174,000	1,175,468

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	1,541,000	1,604,566

DISH DBS Corp.
09/01/19	7.875%	1,007,000	1,193,295
06/01/21	6.750%	3,886,000	4,430,040
07/15/22	5.875%	853,000	916,975

Quebecor Media, Inc. Senior Unsecured(a)
01/15/23	5.750%	2,141,000	2,256,079

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a)
01/15/23	5.500%	1,725,000	1,781,062

Videotron Ltd.
07/15/22	5.000%	1,002,000	1,050,848

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	47,000	48,645

Total			24,855,674

Media Non-Cable 7.3%
AMC Networks, Inc.
07/15/21	7.750%	4,128,000	4,716,240
12/15/22	4.750%	1,105,000	1,110,525

Clear Channel Communications, Inc.
08/01/16	10.750%	1,239,000	935,445

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	3,075,000	3,098,062

Clear Channel Worldwide Holdings, Inc.(a)
11/15/22	6.500%	1,218,000	1,251,495
11/15/22	6.500%	3,293,000	3,416,487

Getty Images, Inc. Senior Notes(a)
10/15/20	7.000%	2,178,000	2,227,005

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hughes Satellite Systems Corp.
06/15/21	7.625%	2,480,000	2,821,000
Senior Secured
06/15/19	6.500%	571,000	629,528

Intelsat Jackson Holdings SA
Senior Unsecured
04/01/21	7.500%	1,225,000	1,350,563

Intelsat Jackson Holdings SA(a)
Senior Unsecured
10/15/20	7.250%	3,600,000	3,906,000

Intelsat Luxembourg SA PIK
02/04/17	11.500%	3,313,000	3,520,062

National CineMedia LLC
Senior Secured
04/15/22	6.000%	1,470,000	1,558,200
Senior Unsecured
07/15/21	7.875%	1,309,000	1,449,718

Nielsen Finance LLC/Co.(a)
10/01/20	4.500%	2,422,000	2,409,890

Salem Communications Corp. Secured
12/15/16	9.625%	1,818,000	2,013,435

Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	2,935,000	3,235,837

Starz LLC/Finance Corp. Senior Unsecured(a)
09/15/19	5.000%	699,000	716,475

Univision Communications, Inc.(a)
05/15/21	8.500%	2,246,000	2,330,225
Senior Secured
05/15/19	6.875%	1,395,000	1,450,800
11/01/20	7.875%	2,400,000	2,592,000

Total			46,738,992

Metals 3.9%
Alpha Natural Resources, Inc.
04/15/18	9.750%	2,334,000	2,520,720
06/01/19	6.000%	1,089,000	1,010,047
06/01/21	6.250%	1,290,000	1,183,575

ArcelorMittal
Senior Unsecured
03/01/21	6.000%	830,000	827,620
02/25/22	6.750%	1,377,000	1,441,863

Arch Coal, Inc.
06/15/19	7.000%	453,000	421,290
06/15/21	7.250%	269,000	248,153

Arch Coal, Inc.(a)
06/15/19	9.875%	1,957,000	2,035,280

Calcipar SA Senior Secured(a)
05/01/18	6.875%	369,000	376,380

The accompanying Notes to Financial Statements are an integral part of this statement.

138	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	3,994,000	4,263,595

Inmet Mining Corp.(a)
06/01/20	8.750%	3,394,000	3,707,945
06/01/21	7.500%	951,000	986,663

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	1,451,000	1,516,295

Peabody Energy Corp.
11/15/18	6.000%	1,756,000	1,865,750

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	2,505,000	2,548,837

Total			24,954,013

Non-Captive Consumer 0.6%
SLM Corp. Senior Unsecured
03/25/20	8.000%	1,351,000	1,543,518

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	2,769,000	2,478,255

Total			4,021,773

Non-Captive Diversified 4.8%
Ally Financial, Inc.
03/15/20	8.000%	9,633,000	11,800,425
09/15/20	7.500%	1,737,000	2,097,428

CIT Group, Inc.
Senior Unsecured
03/15/18	5.250%	954,000	1,020,780
05/15/20	5.375%	1,332,000	1,455,210

CIT Group, Inc.(a)
Senior Secured
04/01/18	6.625%	2,400,000	2,712,000
Senior Unsecured
02/15/19	5.500%	3,351,000	3,635,835

International Lease Finance Corp.
Senior Unsecured
09/01/17	8.875%	3,055,000	3,589,625
04/01/19	5.875%	1,146,000	1,207,883
05/15/19	6.250%	607,000	646,455
12/15/20	8.250%	2,187,000	2,607,997

Total			30,773,638

Oil Field Services 1.6%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	2,711,000	2,914,325

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Green Field Energy Services, Inc.(a)
Senior Secured
11/15/16	13.250%	2,669,000	2,669,000
11/15/16	13.250%	64,000	64,000

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	2,244,000	2,445,960

Oil States International, Inc.
06/01/19	6.500%	909,000	968,085

Oil States International, Inc.(a)
01/15/23	5.125%	1,132,000	1,147,565

Total			10,208,935

Other Financial Institutions 0.2%
FTI Consulting, Inc.(a)
11/15/22	6.000%	932,000	964,620

Other Industry 0.6%
Interline Brands, Inc.
11/15/18	7.500%	2,402,000	2,594,160

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a)
08/01/20	8.875%	1,090,000	1,163,575

Total			3,757,735

Packaging 2.0%
BOE Merger Corp. Senior Unsecured PIK(a)
11/01/17	9.500%	470,000	470,000

Berry Plastics Corp. Secured
01/15/21	9.750%	1,679,000	1,935,047

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	1,080,000	1,123,200
08/15/19	9.875%	879,000	940,530
02/15/21	8.250%	2,076,000	2,107,140
Senior Secured
08/15/19	7.875%	2,649,000	2,947,012

Reynolds Group Issuer, Inc./LLC(a)
Senior Secured
10/15/20	5.750%	2,500,000	2,581,250

Sealed Air Corp.(a)
09/15/21	8.375%	637,000	727,773

Total			12,831,952

Pharmaceuticals 1.0%
Catalent Pharma Solutions, Inc.(a)
10/15/18	7.875%	1,532,000	1,543,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	139

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jaguar Holding Co. I Senior Unsecured PIK(a)
10/15/17	9.375%	761,000	799,050

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	622,000	705,970

VPI Escrow Corp.(a)
10/15/20	6.375%	2,382,000	2,554,695

Valeant Pharmaceuticals International Senior Notes(a)
10/15/20	6.375%	476,000	510,510

Total			6,113,715

Property & Casualty 0.5%
Alliant Holdings, Inc. Senior Unsecured(a)
12/15/20	7.875%	1,219,000	1,212,905

Hub International Ltd.(a)
10/15/18	8.125%	1,909,000	1,956,725

Total			3,169,630

Restaurants 0.2%
Shearer’s Foods, Inc. LLC Senior Secured(a)
11/01/19	9.000%	1,118,000	1,173,900

Retailers 2.2%
99 Cent Only Stores
12/15/19	11.000%	898,000	1,027,087

AutoNation, Inc.
02/01/20	5.500%	125,000	134,063

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	1,633,000	1,763,640

Jo-Ann Stores Holdings, Inc. Senior Unsecured PIK(a)
10/15/19	9.750%	266,000	268,328

Jo-Ann Stores, Inc. Senior Unsecured(a)
03/15/19	8.125%	1,184,000	1,204,720

Limited Brands, Inc.
04/01/21	6.625%	790,000	904,550
02/15/22	5.625%	1,497,000	1,627,987

Penske Automotive Group, Inc.(a)
10/01/22	5.750%	600,000	618,000

Rite Aid Corp.
03/15/20	9.250%	1,736,000	1,848,840
Senior Secured
08/15/20	8.000%	2,005,000	2,290,712
Senior Unsecured
02/15/27	7.700%	1,376,000	1,176,480

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	605,000	668,525

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sonic Automotive, Inc.(a)
07/15/22	7.000%	484,000	529,980

Total			14,062,912

Technology 5.1%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	1,509,000	1,531,635
04/01/20	6.375%	836,000	877,800

Amkor Technology, Inc.
05/01/18	7.375%	286,000	296,010
Senior Unsecured
06/01/21	6.625%	2,941,000	2,933,647

Amkor Technology, Inc.(a)
Senior Unsecured
10/01/22	6.375%	1,132,000	1,115,020

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	1,219,000	1,313,473

CDW LLC/Finance Corp.
04/01/19	8.500%	2,948,000	3,191,210

Cardtronics, Inc.
09/01/18	8.250%	2,190,000	2,430,900

First Data Corp.
01/15/21	12.625%	3,675,000	3,867,937

First Data Corp.(a)
Secured
01/15/21	8.250%	615,000	615,000
Senior Secured
06/15/19	7.375%	2,233,000	2,316,737
08/15/20	8.875%	2,605,000	2,839,450
11/01/20	6.750%	946,000	957,825

Freescale Semiconductor, Inc. Senior Secured(a)
04/15/18	9.250%	1,493,000	1,631,103

Interactive Data Corp.
08/01/18	10.250%	3,140,000	3,532,500

Nuance Communications, Inc.(a)
08/15/20	5.375%	2,916,000	3,047,220

TransUnion Holding Co., Inc. Senior Unsecured PIK(a)
06/15/18	8.125%	260,000	268,450

Total			32,765,917

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	1,333,000	1,539,615

Hertz Corp. (The)
10/15/18	7.500%	862,000	952,510
01/15/21	7.375%	824,000	906,400

Hertz Corp. (The)(a)
10/15/22	6.250%	874,000	930,810

Total			4,329,335

The accompanying Notes to Financial Statements are an integral part of this statement.

140	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wireless 4.6%
Cricket Communications, Inc.
10/15/20	7.750%	1,892,000	1,929,840

Crown Castle International Corp. Senior Unsecured(a)
01/15/23	5.250%	2,450,000	2,621,500

SBA Telecommunications, Inc.(a)
07/15/20	5.750%	3,578,000	3,801,625

Sprint Nextel Corp.
Senior Unsecured
08/15/17	8.375%	565,000	656,813
08/15/20	7.000%	729,000	796,432
11/15/21	11.500%	1,496,000	2,034,560
11/15/22	6.000%	5,514,000	5,665,635

Sprint Nextel Corp.(a)
11/15/18	9.000%	5,812,000	7,177,820
03/01/20	7.000%	858,000	997,425

Wind Acquisition Finance SA(a)
Secured
07/15/17	11.750%	1,452,000	1,520,970
Senior Secured
02/15/18	7.250%	2,084,000	2,113,176

Total			29,315,796

Wirelines 4.9%
CenturyLink, Inc.
Senior Unsecured
06/15/21	6.450%	3,466,000	3,829,927
03/15/22	5.800%	2,406,000	2,543,448

CyrusOne LLP./Finance Corp.(a)
11/15/22	6.375%	1,417,000	1,477,222

Frontier Communications Corp.
Senior Unsecured
03/15/19	7.125%	2,824,000	3,071,100
04/15/20	8.500%	231,000	265,650
04/15/22	8.750%	931,000	1,079,960
01/15/23	7.125%	212,000	224,720

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	105,000	110,119

Level 3 Communications, Inc.
Senior Unsecured
02/01/19	11.875%	1,908,000	2,198,970

Level 3 Communications, Inc.(a)
Senior Unsecured
06/01/19	8.875%	502,000	534,630

Level 3 Financing, Inc.
02/01/18	10.000%	1,402,000	1,563,230
04/01/19	9.375%	552,000	616,860
07/01/19	8.125%	1,035,000	1,128,150

PAETEC Holding Corp.
12/01/18	9.875%	3,025,000	3,463,625
Senior Secured
06/30/17	8.875%	1,071,000	1,148,647

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Windstream Corp.
09/01/18	8.125%	355,000	387,838
10/15/20	7.750%	758,000	818,640
10/01/21	7.750%	1,820,000	1,965,600

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	1,419,000	1,614,112
Senior Secured
01/01/20	8.125%	2,138,000	2,378,525

tw telecom holdings, Inc.(a)
10/01/22	5.375%	713,000	746,867

Total			31,167,840

Total Corporate Bonds & Notes
(Cost: $544,205,808)			584,118,981

Senior Loans 5.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Silver II Borrower SCA Term Loan(d)(e)(f)
12/13/19	5.000%	286,000	288,503

Automotive 0.1%
Schaeffler AG Tranche B2 Term Loan(d)(e)
01/27/17	6.000%	706,000	713,505

Brokerage 0.2%
Nuveen Investments, Inc. 2nd Lien Term Loan(d)(e)
02/28/19	8.250%	1,392,000	1,415,497

Chemicals 0.4%
PQ Corp. Tranche B Term Loan(d)(e)
04/15/17	5.250%	2,299,000	2,310,173

Construction Machinery 0.5%
CPM Acquisition Corp. 1st Lien Term Loan(d)(e)
08/29/17	6.250%	1,945,000	1,954,725

CPM Holdings, Inc. 2nd Lien Term Loan(d)(e)
03/01/18	10.250%	1,248,000	1,257,360

Total			3,212,085

Consumer Cyclical Services 0.4%
New Breed, Inc. Term Loan(d)(e)
10/01/19	6.000%	2,221,000	2,193,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	141

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Consumer Products 0.2%
Serta Simmons Holdings LLC Term Loan(d)(e)
10/01/19	5.000%	1,261,000	1,262,046

Spectrum Brands, Inc. Term Loan(d)(e)(f)
12/17/19	4.500%	262,000	264,374

Total			1,526,420

Gaming 0.1%
ROC Finance LLC Tranche B Term Loan(d)(e)
08/19/17	8.500%	820,000	844,600

Health Care 0.6%
ConvaTec, Inc. Term Loan(d)(e)
12/22/16	5.000%	275,000	277,978

U.S. Renal Care, Inc.(d)(e)
1st Lien Term Loan
07/03/19	6.250%	1,546,230	1,565,558
2nd Lien Term Loan
01/03/20	10.250%	1,554,000	1,577,310

United Surgical Partners International, Inc. Tranche B Term Loan(d)(e)(f)
04/03/19	5.059%	374,000	376,181

Total			3,797,027

Life Insurance 0.1%
Alliant Holdings I, Inc. Term Loan(d)(e)(f)
12/07/19	5.000%	826,000	826,826

Media Cable 0.2%
WideOpenWest Finance LLC Term Loan(d)(e)
07/17/18	6.250%	1,369,120	1,383,126

Media Non-Cable 0.3%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(d)(e)
09/16/19	7.500%	1,531,000	1,575,016

Metals 0.5%
FMG Resources August 2006 Proprietary Ltd.(d)(e)
Term Loan
10/18/17	5.250%	1,716,698	1,729,573

FMG Resources August 2006 Proprietary Ltd.(d)(e)(f)
Term Loan
10/18/17	5.250%	1,724,971	1,737,908

Total			3,467,481

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Property & Casualty 0.9%
Asurion LLC 1st Lien Term Loan(d)(e)
05/24/18	5.500%	2,387,000	2,409,080

Lonestar Intermediate Super Holdings LLC Term Loan(d)(e)
09/02/19	11.000%	3,053,000	3,236,180

Total			5,645,260

Technology 0.6%
Ancestry.com Term Loan(d)(e)(f)
12/18/18	7.000%	2,826,000	2,721,805

Blue Coat Systems Term Loan(d)(e)
02/15/18	5.750%	1,322,685	1,330,132

Total			4,051,937

Total Senior Loans
(Cost: $32,464,062)			33,250,693

Warrants —%
Issuer		Shares	Value ($)
Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(g)		2,669	82,739

Total Warrants
(Cost: $108,000)			82,739

Limited Partnerships —%
Financials —%
Diversified Financial Services —%

Varde Fund V LP(b)(c)		5,000,000	35,654

Total Financials			35,654

Total Limited Partnerships
(Cost: $—)			35,654

Money Market Funds 2.8%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(h)(i)		17,987,597	17,987,597

Total Money Market Funds
(Cost: $17,987,597)			17,987,597

Total Investments
(Cost: $594,765,467)			635,475,664

Other Assets & Liabilities, Net			4,112,888

Net Assets			639,588,552

The accompanying Notes to Financial Statements are an integral part of this statement.

142	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $213,018,241 or 33.31% of net assets.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $1,131,012, representing 0.18% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.

1995-A Pass-Through Certificates

07/01/15 9.300%	02/09/00-04/09/02	801,904

United Artists Theatre Circuit, Inc.

1995-A Pass-Through Certificates

07/01/15 9.300%	12/11/01-08/28/02	246,744

Varde Fund V LP	04/27/00-06/19/00	—	*

*	The original cost for this position was $5,000,000. From September 29, 2004 through May 7, 2005, $5,000,000 was returned to the Fund in the form of return of capital.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $1,131,012, which represents 0.18% of net assets.

(d)	Variable rate security.

(e)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Non-income producing.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	16,217,504	253,035,723	(251,265,630)	17,987,597	31,236	17,987,597

Abbreviation Legend

PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	143

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	4,054,843	1,095,358	5,150,201

All Other Industries	—	578,968,780	—	578,968,780

Total Bonds	—	583,023,623	1,095,358	584,118,981

Equity Securities

Warrants

Energy	—	82,739	—	82,739

Total Equity Securities	—	82,739	—	82,739

Other

Senior Loans

Heath Care		2,231,469	1,565,558	3,797,027

All Other Industries	—	29,453,666	—	29,453,666

Limited Partnerships	—	—	35,654	35,654

Money Market Funds	17,987,597	—	—	17,987,597

Total Other	17,987,597	31,685,135	1,601,212	51,273,944

Investments in Securities	17,987,597	614,791,497	2,696,570	635,475,664

The accompanying Notes to Financial Statements are an integral part of this statement.

144	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Senior Loans ($)	Limited Partnerships ($)	Total ($)
Balance as of December 31, 2011	3,339,698	—	60,626	3,400,324

Accrued discounts/premiums	36,080	—	—	36,080

Realized gain (loss)	(48,666)	117	17,009	(31,540)

Change in unrealized appreciation (depreciation)(a)	(2,999)	42,521	(24,972)	14,550

Sales	(2,482,993)	(7,770)	(17,009)	(2,507,772)

Purchases	254,238	1,530,690	—	1,784,928

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	—	—

Balance as of December 31, 2012	1,095,358	1,565,558	35,654	2,696,570

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $13,713, which is comprised of Corporate Bonds & Notes of $(3,836), Senior Loans of $42,521 and Limited Partnerships of $(24,972).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increase (decrease) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increase (decrease) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	145

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.3%
Issuer	Shares	Value ($)

Consumer Discretionary 11.0%
Diversified Consumer Services —%

Apollo Group, Inc., Class A(a)	12,227	255,789

Media 5.0%

Comcast Corp., Class A	746,600	27,907,908

DIRECTV(a)	472,400	23,695,584

Discovery Communications, Inc., Class A(a)	95,300	6,049,644

DISH Network Corp., Class A	69,045	2,513,238

Total		60,166,374

Multiline Retail 0.4%

Macy’s, Inc.	131,600	5,135,032

Specialty Retail 5.6%

Gap, Inc. (The)	558,600	17,338,944

Home Depot, Inc. (The)	140,800	8,708,480

Ross Stores, Inc.	358,100	19,391,115

TJX Companies, Inc.	515,034	21,863,193

Total		67,301,732

Total Consumer Discretionary		132,858,927

Consumer Staples 10.5%
Beverages 0.5%

Coca-Cola Enterprises, Inc.	185,700	5,892,261

Food & Staples Retailing 4.7%

CVS Caremark Corp.	90,600	4,380,510

Kroger Co. (The)	550,300	14,318,806

Safeway, Inc.	450,900	8,156,781

Wal-Mart Stores, Inc.	443,310	30,247,041

Total		57,103,138

Food Products 1.5%

Campbell Soup Co.	531,700	18,551,013

Household Products 0.2%

Kimberly-Clark Corp.	30,000	2,532,900

Tobacco 3.6%

Lorillard, Inc.	102,471	11,955,292

Philip Morris International, Inc.	378,284	31,639,674

Total		43,594,966

Total Consumer Staples		127,674,278

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 11.3%
Energy Equipment & Services 1.1%

Diamond Offshore Drilling, Inc.	76,700	5,212,532

National Oilwell Varco, Inc.	123,772	8,459,816

Total		13,672,348

Oil, Gas & Consumable Fuels 10.2%

Apache Corp.	174,339	13,685,611

Chevron Corp.	278,014	30,064,434

ConocoPhillips	456,542	26,474,871

Exxon Mobil Corp.	262,616	22,729,415

Tesoro Corp.	266,700	11,748,135

Valero Energy Corp.	547,622	18,684,863

Total		123,387,329

Total Energy		137,059,677

Financials 15.2%
Capital Markets 1.7%

BlackRock, Inc.	92,000	19,017,320

State Street Corp.	41,100	1,932,111

Total		20,949,431

Commercial Banks 0.5%

Fifth Third Bancorp	253,400	3,849,146

KeyCorp	261,600	2,202,672

Total		6,051,818

Consumer Finance 1.5%

Discover Financial Services	292,904	11,291,449

SLM Corp.	398,900	6,833,157

Total		18,124,606

Diversified Financial Services 5.5%

Citigroup, Inc.	679,400	26,877,064

JPMorgan Chase & Co.	871,900	38,337,443

Moody’s Corp.	26,000	1,308,320

Total		66,522,827

Insurance 3.8%

Aflac, Inc.	387,800	20,599,936

Lincoln National Corp.	56,300	1,458,170

MetLife, Inc.	91,100	3,000,834

Prudential Financial, Inc.	395,900	21,113,347

Total		46,172,287

The accompanying Notes to Financial Statements are an integral part of this statement.

146	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 2.2%

Simon Property Group, Inc.	168,322	26,610,025

Total Financials		184,430,994

Health Care 12.0%
Biotechnology 2.0%

Amgen, Inc.	280,300	24,195,496

Health Care Equipment & Supplies 0.4%

Boston Scientific Corp.(a)	928,800	5,322,024

Health Care Providers & Services 1.6%

AmerisourceBergen Corp.	152,700	6,593,586

Cardinal Health, Inc.	53,500	2,203,130

Humana, Inc.	96,070	6,593,284

McKesson Corp.	37,500	3,636,000

Total		19,026,000

Pharmaceuticals 8.0%

Bristol-Myers Squibb Co.	706,000	23,008,540

Eli Lilly & Co.	526,112	25,947,844

Merck & Co., Inc.	256,500	10,501,110

Pfizer, Inc.	1,521,200	38,151,696

Total		97,609,190

Total Health Care		146,152,710

Industrials 9.9%
Aerospace & Defense 4.6%

General Dynamics Corp.	34,900	2,417,523

Lockheed Martin Corp.	128,552	11,864,064

Northrop Grumman Corp.	294,400	19,895,552

Raytheon Co.	372,178	21,422,566

Total		55,599,705

Air Freight & Logistics 0.4%

United Parcel Service, Inc., Class B	65,400	4,821,942

Airlines 0.4%

Southwest Airlines Co.	445,800	4,564,992

Commercial Services & Supplies 0.2%

Tyco International Ltd.	63,500	1,857,375

Industrial Conglomerates 1.2%

Danaher Corp.	232,200	12,979,980

General Electric Co.	90,300	1,895,397

Total		14,875,377

Common Stocks (continued)
Issuer	Shares	Value ($)

Machinery 2.2%

Illinois Tool Works, Inc.	264,769	16,100,603

Ingersoll-Rand PLC	47,700	2,287,692

Parker Hannifin Corp.	95,300	8,106,218

Total		26,494,513

Professional Services 0.9%

Dun & Bradstreet Corp. (The)	143,600	11,294,140

Total Industrials		119,508,044

Information Technology 18.8%
Communications Equipment 2.5%

Cisco Systems, Inc.	1,521,400	29,895,510

Computers & Peripherals 5.5%

Apple, Inc.(b)	111,674	59,525,592

EMC Corp.(a)	268,000	6,780,400

Total		66,305,992

Internet Software & Services 0.1%

Google, Inc., Class A(a)	2,200	1,560,614

IT Services 3.7%

International Business Machines Corp.	9,509	1,821,449

Mastercard, Inc., Class A	54,300	26,676,504

Visa, Inc., Class A	110,700	16,779,906

Total		45,277,859

Semiconductors & Semiconductor Equipment 1.3%

KLA-Tencor Corp.	13,300	635,208

NVIDIA Corp.	1,216,200	14,947,098

Total		15,582,306

Software 5.7%

Microsoft Corp.	1,390,669	37,172,582

Oracle Corp.	374,100	12,465,012

VMware, Inc., Class A(a)	209,600	19,731,744

Total		69,369,338

Total Information Technology		227,991,619

Materials 3.4%
Chemicals 3.4%

CF Industries Holdings, Inc.	107,200	21,778,752

Eastman Chemical Co.	218,800	14,889,340

LyondellBasell Industries NV, Class A	31,000	1,769,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	147

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

PPG Industries, Inc.	20,700	2,801,745

Total		41,239,627

Total Materials		41,239,627

Telecommunication Services 3.5%
Diversified Telecommunication Services 3.5%

AT&T, Inc.	302,921	10,211,467

Verizon Communications, Inc.	736,110	31,851,479

Total		42,062,946

Total Telecommunication Services		42,062,946

Utilities 3.7%
Electric Utilities 0.6%

Entergy Corp.	109,700	6,993,375

Independent Power Producers & Energy Traders 1.4%

AES Corp.	1,663,500	17,799,450

Common Stocks (continued)
Issuer	Shares	Value ($)

Multi-Utilities 1.7%

PG&E Corp.	79,800	3,206,364

Public Service Enterprise Group, Inc.	557,800	17,068,680

Total		20,275,044

Total Utilities		45,067,869

Total Common Stocks
(Cost: $1,066,371,536)		1,204,046,691

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(c)(d)	9,393,264	9,393,264

Total Money Market Funds
(Cost: $9,393,264)		9,393,264

Total Investments
(Cost: $1,075,764,800)		1,213,439,955

Other Assets & Liabilities, Net		(1,159,414)

Net Assets		1,212,280,541

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	30	10,650,750	March 2013	89,897	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2012, investments in securities included securities valued at $1,543,301 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	12,589,870	144,623,941	(147,820,547)	9,393,264	18,404	9,393,264

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

148	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the

Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of

Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	149

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	132,858,927	—	—	132,858,927

Consumer Staples	127,674,278	—	—	127,674,278

Energy	137,059,677	—	—	137,059,677

Financials	184,430,994	—	—	184,430,994

Health Care	146,152,710	—	—	146,152,710

Industrials	119,508,044	—	—	119,508,044

Information Technology	227,991,619	—	—	227,991,619

Materials	41,239,627	—	—	41,239,627

Telecommunication Services	42,062,946	—	—	42,062,946

Utilities	45,067,869	—	—	45,067,869

Total Equity Securities	1,204,046,691	—	—	1,204,046,691

Other

Money Market Funds	9,393,264	—	—	9,393,264

Total Other	9,393,264	—	—	9,393,264

Investments in Securities	1,213,439,955	—	—	1,213,439,955
Derivatives

Assets

Futures Contracts	89,897	—	—	89,897

Total	1,213,529,852	—	—	1,213,529,852

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

150	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)

Consumer Discretionary 22.4%
Auto Components 1.1%

BorgWarner, Inc.(a)	35,585	2,548,598

Delphi Automotive PLC(a)	74,560	2,851,920

Total		5,400,518

Distributors 0.6%

LKQ Corp.(a)	146,057	3,081,803

Hotels, Restaurants & Leisure 2.7%

Chipotle Mexican Grill, Inc.(a)	7,844	2,333,276

Panera Bread Co., Class A(a)	22,337	3,547,786

Starwood Hotels & Resorts Worldwide, Inc.	64,488	3,699,032

Wynn Resorts Ltd.	32,837	3,693,834

Total		13,273,928

Household Durables 0.5%

Toll Brothers, Inc.(a)	74,896	2,421,387

Internet & Catalog Retail 0.2%

TripAdvisor, Inc.(a)	20,731	869,873

Leisure Equipment & Products 0.4%

Polaris Industries, Inc.	23,992	2,018,927

Media 3.2%

Charter Communications Operating LLC, Class A(a)	41,600	3,171,584

Discovery Communications, Inc., Class A(a)	85,703	5,440,426

DISH Network Corp., Class A	125,956	4,584,798

Sirius XM Radio, Inc.	880,031	2,543,290

Total		15,740,098

Multiline Retail 2.9%

Dollar Tree, Inc.(a)	146,109	5,926,181

Family Dollar Stores, Inc.	44,545	2,824,598

Macy’s, Inc.	70,254	2,741,311

Nordstrom, Inc.	45,711	2,445,539

Total		13,937,629

Specialty Retail 8.7%

AutoZone, Inc.(a)	9,502	3,367,794

Bed Bath & Beyond, Inc.(a)	72,508	4,053,922

Dick’s Sporting Goods, Inc.	68,711	3,125,663

Foot Locker, Inc.	86,086	2,765,082

Gap, Inc. (The)	121,385	3,767,790

GNC Holdings, Inc., Class A	96,476	3,210,721

Limited Brands, Inc.	77,157	3,631,009

Common Stocks (continued)
Issuer	Shares	Value ($)

O’Reilly Automotive, Inc.(a)	38,517	3,444,190

PetSmart, Inc.	58,047	3,966,932

TJX Companies, Inc.	45,910	1,948,880

Ulta Salon Cosmetics & Fragrance, Inc.	67,687	6,650,925

Urban Outfitters, Inc.(a)	64,827	2,551,591

Total		42,484,499

Textiles, Apparel & Luxury Goods 2.1%

lululemon athletica, Inc.(a)	29,321	2,235,140

Michael Kors Holdings Ltd.(a)	51,012	2,603,142

PVH Corp.	17,967	1,994,517

VF Corp.	23,299	3,517,450

Total		10,350,249

Total Consumer Discretionary		109,578,911

Consumer Staples 5.1%
Beverages 0.8%

Beam, Inc.	65,740	4,016,057

Food & Staples Retailing 1.3%

Whole Foods Market, Inc.	68,548	6,260,489

Food Products 2.1%

Hershey Co. (The)	53,872	3,890,636

HJ Heinz Co.	46,082	2,658,009

Mead Johnson Nutrition Co.	56,093	3,695,968

Total		10,244,613

Personal Products 0.7%

Estee Lauder Companies, Inc. (The), Class A	31,797	1,903,368

Herbalife Ltd.	42,505	1,400,115

Total		3,303,483

Tobacco 0.2%

Lorillard, Inc.	10,718	1,250,469

Total Consumer Staples		25,075,111

Energy 6.4%
Energy Equipment & Services 3.0%

Cameron International Corp.(a)	77,240	4,360,970

Core Laboratories NV	26,282	2,872,886

Oceaneering International, Inc.	46,837	2,519,362

Oil States International, Inc.(a)	32,245	2,306,807

Superior Energy Services, Inc.(a)	122,941	2,547,338

Total		14,607,363

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	151

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 3.4%

Cabot Oil & Gas Corp.	90,431	4,498,038

Concho Resources, Inc.(a)	74,917	6,035,313

Continental Resources, Inc.(a)	41,561	3,054,318

Denbury Resources, Inc.(a)	183,460	2,972,052

Total		16,559,721

Total Energy		31,167,084

Financials 9.8%
Capital Markets 1.1%

Affiliated Managers Group, Inc.(a)	41,388	5,386,648

Commercial Banks 2.3%

BankUnited, Inc.	101,686	2,485,206

First Republic Bank	92,006	3,015,957

Signature Bank(a)	48,847	3,484,745

SunTrust Banks, Inc.	87,107	2,469,483

Total		11,455,391

Diversified Financial Services 1.4%

IntercontinentalExchange, Inc.(a)	19,227	2,380,495

Moody’s Corp.	86,994	4,377,538

Total		6,758,033

Insurance 0.6%

Marsh & McLennan Companies, Inc.	84,094	2,898,720

Real Estate Investment Trusts (REITs) 4.4%

Digital Realty Trust, Inc.	90,769	6,162,308

Home Properties, Inc.	68,381	4,192,439

Plum Creek Timber Co., Inc.	111,362	4,941,132

Rayonier, Inc.	116,104	6,017,670

Total		21,313,549

Total Financials		47,812,341

Health Care 13.2%
Biotechnology 4.2%

Alexion Pharmaceuticals, Inc.(a)	78,373	7,352,171

Elan Corp. PLC, ADR(a)	182,039	1,858,618

Medivation, Inc.(a)	18,525	947,739

Onyx Pharmaceuticals, Inc.(a)	64,120	4,842,984

Prothena Corp. PLC(a)	4,440	32,546

Regeneron Pharmaceuticals, Inc.(a)	13,594	2,325,526

Vertex Pharmaceuticals, Inc.(a)	71,770	3,010,034

Total		20,369,618

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care Equipment & Supplies 2.1%

Align Technology, Inc.(a)	76,503	2,122,958

CR Bard, Inc.	19,715	1,926,944

Edwards Lifesciences Corp.(a)	67,354	6,073,310

Total		10,123,212

Health Care Providers & Services 4.1%

AmerisourceBergen Corp.	116,065	5,011,687

Brookdale Senior Living, Inc.(a)	119,896	3,035,767

Catamaran Corp.(a)	94,634	4,458,208

Express Scripts Holding Co.(a)	36,975	1,996,650

HMS Holdings Corp.(a)	127,083	3,293,991

Laboratory Corp. of America Holdings(a)	23,928	2,072,643

Total		19,868,946

Health Care Technology 0.6%

Cerner Corp.(a)	39,131	3,038,131

Life Sciences Tools & Services 0.8%

Illumina, Inc.(a)	74,325	4,131,727

Pharmaceuticals 1.4%

Perrigo Co.	35,762	3,720,321

Watson Pharmaceuticals, Inc.(a)	38,368	3,299,648

Total		7,019,969

Total Health Care		64,551,603

Industrials 14.5%
Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	50,642	3,201,587

Airlines 0.6%

United Continental Holdings, Inc.(a)	124,369	2,907,747

Building Products 1.1%

Fortune Brands Home & Security, Inc.(a)	109,559	3,201,314

USG Corp.(a)	80,374	2,256,098

Total		5,457,412

Commercial Services & Supplies 1.6%

Clean Harbors, Inc.(a)	64,418	3,543,634

Stericycle, Inc.(a)	43,929	4,097,258

Total		7,640,892

Construction & Engineering 0.6%

KBR, Inc.	99,360	2,972,851

The accompanying Notes to Financial Statements are an integral part of this statement.

152	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Electrical Equipment 2.2%

AMETEK, Inc.	134,186	5,041,368

Regal-Beloit Corp.	36,217	2,552,212

Rockwell Automation, Inc.	36,439	3,060,512

Total		10,654,092

Machinery 1.6%

Cummins, Inc.	35,188	3,812,620

Donaldson Co., Inc.	30,069	987,466

Joy Global, Inc.	48,349	3,083,699

Total		7,883,785

Professional Services 2.3%

IHS, Inc., Class A(a)	33,949	3,259,104

Nielsen Holdings NV(a)	83,705	2,560,536

Verisk Analytics, Inc., Class A(a)	107,888	5,502,288

Total		11,321,928

Road & Rail 1.8%

CSX Corp.	164,746	3,250,439

JB Hunt Transport Services, Inc.	23,138	1,381,570

Kansas City Southern	51,271	4,280,103

Total		8,912,112

Trading Companies & Distributors 2.0%

Fastenal Co.	71,256	3,326,943

United Rentals, Inc.(a)	49,741	2,264,210

WW Grainger, Inc.	19,956	4,038,496

Total		9,629,649

Total Industrials		70,582,055

Information Technology 16.7%
Communications Equipment 1.5%

F5 Networks, Inc.(a)	76,646	7,446,159

Electronic Equipment, Instruments & Components 0.7%

Amphenol Corp., Class A	50,938	3,295,689

Internet Software & Services 2.3%

Equinix, Inc.(a)	15,236	3,141,663

LinkedIn Corp., Class A(a)	38,685	4,441,812

Rackspace Hosting, Inc.(a)	51,075	3,793,340

Total		11,376,815

IT Services 2.0%

Alliance Data Systems Corp.(a)	31,077	4,498,706

Teradata Corp.(a)	86,529	5,355,280

Total		9,853,986

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.7%

Altera Corp.	84,885	2,923,439

KLA-Tencor Corp.	118,816	5,674,652

Microchip Technology, Inc.	88,674	2,889,886

Skyworks Solutions, Inc.(a)	78,011	1,583,623

Total		13,071,600

Software 7.5%

ANSYS, Inc.(a)	65,114	4,384,777

Autodesk, Inc.(a)	79,670	2,816,335

Citrix Systems, Inc.(a)	76,970	5,060,777

Concur Technologies, Inc.(a)	29,873	2,017,025

Fortinet, Inc.(a)	194,797	4,104,373

Intuit, Inc.	74,313	4,421,624

Red Hat, Inc.(a)	118,564	6,279,149

Salesforce.com, Inc.(a)	16,776	2,820,046

Splunk, Inc.(a)	51,855	1,504,832

TIBCO Software, Inc.(a)	132,949	2,926,207

Total		36,335,145

Total Information Technology		81,379,394

Materials 7.0%
Chemicals 4.1%

Albemarle Corp.	44,962	2,793,039

Celanese Corp., Class A	33,865	1,508,009

CF Industries Holdings, Inc.	29,736	6,041,166

Eastman Chemical Co.	31,738	2,159,771

Sherwin-Williams Co. (The)	48,193	7,413,047

Total		19,915,032

Containers & Packaging 1.0%

Crown Holdings, Inc.(a)	74,356	2,737,044

Rock-Tenn Co., Class A	33,969	2,374,773

Total		5,111,817

Metals & Mining 1.2%

Cliffs Natural Resources, Inc.	54,998	2,120,723

Royal Gold, Inc.	46,724	3,799,128

Total		5,919,851

Paper & Forest Products 0.7%

International Paper Co.	82,163	3,273,374

Total Materials		34,220,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	153

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Telecommunication Services 2.4%
Wireless Telecommunication Services 2.4%

Crown Castle International Corp.(a)	110,264	7,956,650

SBA Communications Corp., Class A(a)	51,340	3,646,167

Total		11,602,817

Total Telecommunication Services		11,602,817

Utilities 0.8%
Electric Utilities 0.8%

ITC Holdings Corp.	53,513	4,115,684

Total Utilities		4,115,684

Total Common Stocks
(Cost: $447,582,441)		480,085,074

Money Market Funds 3.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	17,494,195	17,494,195

Total Money Market Funds
(Cost: $17,494,195)		17,494,195

Total Investments
(Cost: $465,076,636)		497,579,269

Other Assets & Liabilities, Net		(9,368,681)

Net Assets		488,210,588

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	7,590,613	367,930,261	(358,026,679)	17,494,195	19,612	17,494,195

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods,

The accompanying Notes to Financial Statements are an integral part of this statement.

154	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Fair Value Measurements (continued)

the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	109,578,911	—	—	109,578,911

Consumer Staples	25,075,111	—	—	25,075,111

Energy	31,167,084	—	—	31,167,084

Financials	47,812,341	—	—	47,812,341

Health Care	64,551,603	—	—	64,551,603

Industrials	70,582,055	—	—	70,582,055

Information Technology	81,379,394	—	—	81,379,394

Materials	34,220,074	—	—	34,220,074

Telecommunication Services	11,602,817	—	—	11,602,817

Utilities	4,115,684	—	—	4,115,684

Total Equity Securities	480,085,074	—	—	480,085,074

Other

Money Market Funds	17,494,195	—	—	17,494,195

Total Other	17,494,195	—	—	17,494,195

Total	497,579,269	—	—	497,579,269

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	155

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Non-Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 0.1%
Castle Peak Loan Trust CMO Series 2011-1 Class 22A1(a)(b)
05/25/52	6.250%		2,131,966	2,131,966

PennyMac Loan Trust Series 2011-NPL1 Class A(a)(b)(c)
09/25/51	5.250%		677,277	676,630

Total				2,808,596

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $2,799,724)				2,808,596

Asset-Backed Securities — Non-Agency —%
United States —%
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(c)
05/25/36	0.310%		311,619	310,767

Total Asset-Backed Securities — Non-Agency
(Cost: $303,536)				310,767

Inflation-Indexed Bonds(d) 82.4%
Australia 1.1%
Australia Government Index-Linked Bond
Senior Unsecured
08/20/15	4.000%	AUD	197,802	225,767
08/20/20	4.000%	AUD	6,147,028	8,063,273
09/20/25	3.000%	AUD	8,678,072	11,397,774

New South Wales Treasury Corp.
11/20/25	2.750%	AUD	11,411,973	13,350,569

Total				33,037,383

Canada 3.4%
Canadian Government Bond
12/01/41	2.000%	CAD	4,394,720	6,364,138
12/01/36	3.000%	CAD	4,389,828	7,189,829
12/01/26	4.250%	CAD	32,362,103	52,083,263
12/01/31	4.000%	CAD	9,360,190	16,261,689
12/01/44	1.500%	CAD	13,979,354	18,568,354

Total				100,467,273

France 10.0%
France Government Bond OAT
07/25/19	1.300%	EUR	10,036,275	14,923,714
07/25/17	1.000%	EUR	10,664,700	15,425,326
07/25/27	1.850%	EUR	8,051,896	12,713,149
07/25/29	3.400%	EUR	13,398,804	26,189,378
07/25/32	3.150%	EUR	16,664,488	32,370,813
07/25/40	1.800%	EUR	21,316,239	36,111,337
07/25/23	2.100%	EUR	16,465,525	26,234,589

Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
07/25/22	1.100%	EUR	16,233,859	23,563,111
07/25/20	2.250%	EUR	54,965,412	86,359,849
07/25/15	1.600%	EUR	8,650,938	12,282,106

French Treasury Note BTAN
07/25/16	0.450%	EUR	5,303,949	7,444,370

Total				293,617,742

Germany 2.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond
04/15/18	0.750%	EUR	3,159,840	4,549,973

Deutsche Bundesrepublik Inflation-Linked Bond
04/15/23	0.100%	EUR	14,674,660	20,351,911
04/15/20	1.750%	EUR	22,040,725	34,463,102
04/15/16	1.500%	EUR	4,895,362	7,023,680

Total				66,388,666

Italy 3.0%
Italy Buoni Poliennali Del Tesoro
09/15/16	2.100%	EUR	30,848,284	41,234,376
09/15/41	2.550%	EUR	12,819,185	14,563,439

Senior Unsecured
09/15/14	2.150%	EUR	24,753,032	33,426,696

Total				89,224,511

Sweden 1.9%
Sweden Government Bond
12/01/15	3.500%	SEK	61,396,825	10,433,359
06/01/22	0.250%	SEK	38,404,966	6,048,481

Sweden Inflation-Linked Government Bond
12/01/20	4.000%	SEK	103,197,163	20,847,995
12/01/28	3.500%	SEK	84,641,663	19,699,523

Total				57,029,358

United Kingdom 24.2%
United Kingdom Gilt Inflation-Linked
11/22/42	0.625%	GBP	28,431,450	53,561,317
03/22/50	0.500%	GBP	18,756,084	34,349,852
01/26/35	2.000%	GBP	3,490,825	8,256,145
11/22/17	1.250%	GBP	652,783	1,212,165
11/22/22	1.875%	GBP	27,109,770	56,467,273
11/22/32	1.250%	GBP	8,594,840	17,782,229
03/22/62	0.375%	GBP	18,471,598	33,438,992
03/22/34	0.750%	GBP	24,425,478	46,070,466
11/22/55	1.250%	GBP	20,505,480	48,778,183
11/22/27	1.250%	GBP	23,180,479	46,791,355
03/22/40	0.625%	GBP	21,434,112	39,846,519
11/22/37	1.125%	GBP	39,520,908	81,599,165
11/22/47	0.750%	GBP	25,292,232	49,726,969
07/22/30	4.125%	GBP	20,426,748	58,954,189
07/26/16	2.500%	GBP	296,500	557,867
04/16/20	2.500%	GBP	35,767,917	74,077,723

The accompanying Notes to Financial Statements are an integral part of this statement.

156	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
07/17/24	2.500%	GBP	22,299,300	49,628,781

Senior Unsecured
03/22/29	0.125%	GBP	6,722,690	11,451,228

Total				712,550,418

United States 36.5%
U.S. Treasury Inflation-Indexed Bond
07/15/22	0.125%		76,050,313	77,156,542
07/15/21	0.625%		29,660,648	33,715,822
04/15/29	3.875%		20,402,805	33,817,649
01/15/25	2.375%		46,202,951	62,327,041
01/15/26	2.000%		30,651,598	40,196,689
01/15/27	2.375%		29,398,635	40,533,368
01/15/28	1.750%		16,010,320	20,724,607
01/15/29	2.500%		61,519,540	87,742,244
04/15/32	3.375%		5,994,674	9,880,440
02/15/42	0.750%		109,930,024	118,386,562
01/15/22	0.125%		38,631,978	41,951,933
04/15/16	0.125%		13,345,771	14,052,683
01/15/15	1.625%		82,377,240	87,519,392
02/15/40	2.125%		41,695,771	61,182,040
07/15/15	1.875%		56,250,579	61,326,294
01/15/16	2.000%		30,651,598	33,984,959
01/15/19	2.125%		11,528,180	13,996,836
04/15/14	1.250%		53,830,743	55,496,158
07/15/19	1.875%		3,520,920	4,285,343
04/15/15	0.500%		43,762,990	45,663,967
07/15/20	1.250%		59,477,070	70,554,675
02/15/41	2.125%		40,191,835	59,348,911

Total				1,073,844,155

Total Inflation-Indexed Bonds
(Cost: $2,212,320,422)				2,426,159,506

U.S. Treasury Obligations 0.8%
United States 0.8%
U.S. Treasury
04/30/17	0.875%		13,535,000	13,701,020
11/15/42	2.750%		10,190,000	9,801,506

Total				23,502,526

Total U.S. Treasury Obligations
(Cost: $23,561,360)				23,502,526

Foreign Government Obligations(d) 1.3%
Brazil 0.3%
Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL	1,266,000	6,181,481
Senior Notes
01/01/17	10.000%	BRL	129,100	664,550

Total				6,846,031

Foreign Government Obligations(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Greece —%
Hellenic Republic Government Bond Senior Unsecured(c)(e)
10/15/42	0.000%	EUR	12,871,600	115,582

Mexico 1.0%
Mexican Bonos
12/17/15	8.000%	MXN	34,813,000	29,192,579

Total Foreign Government Obligations
(Cost: $36,066,060)				36,154,192

Options Purchased Calls —%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
U.S. Treasury Long Bond
	387	153.00	01/25/13	42,330
	630	151.00	02/22/13	452,813

Total Options Purchased Calls
(Cost: $1,236,471)				495,143

Options Purchased Puts —%
U.S. Treasury Long Bond
	366	147.00	01/25/13	428,908

Total Options Purchased Puts
(Cost: $212,337)				428,908

Money Market Funds 11.2%
			Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(f)(g)(h)			329,560,414	329,560,414

Total Money Market Funds
(Cost: $329,560,414)				329,560,414

Total Investments
(Cost: $2,606,060,324)				2,819,420,052

Other Assets & Liabilities, Net				125,014,595

Net Assets				2,944,434,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	157

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $4,328,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-Bund, 10-year	(365)	(70,166,736)	March 2013	—	(579,926)

United Kingdom Long GILT, 10-year	(409)	(79,010,450)	March 2013	260,175	—

U.S. Treasury Note, 5-year	443	55,115,429	March 2013	—	(45,569)

U.S. Treasury Note, 10-year	1,563	207,537,094	March 2013	—	(477,418)

U.S. Treasury Long Bond, 30-year	(594)	(87,615,000)	March 2013	1,334,182	—

U.S. Treasury Ultra Bond, 30-year	(261)	(42,436,969)	March 2013	643,390	—

Total				2,237,747	(1,102,913)

Open Options Contracts Written at December 31, 2012

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
U.S. Treasury Long Bond	Call	630	155.00	392,471	February 2013	98,437
U.S. Treasury Long Bond	Put	366	144.00	73,601	January 2013	125,813

Total						224,250

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets, Inc.	January 16, 2013	31,297,000 (AUD	)	32,368,171 (USD	)	—	(98,834)

Citigroup Global Markets, Inc.	January 16, 2013	97,880,000 (CAD	)	98,012,513 (USD	)	—	(361,169)

Citigroup Global Markets, Inc.	January 16, 2013	510,389,000 (GBP	)	823,013,170 (USD	)	—	(6,057,271)

UBS Securties, Inc.	January 16, 2013	7,670,000 (GBP	)	12,285,634 (USD	)	—	(173,432)

Citigroup Global Markets, Inc.	January 16, 2013	351,289,000 (MXN	)	26,747,010 (USD	)	—	(395,224)

Citigroup Global Markets, Inc.	January 16, 2013	375,301,000 (SEK	)	56,230,471 (USD	)	—	(1,461,425)

Citigroup Global Markets, Inc.	January 16, 2013	36,383,438 (USD	)	22,690,000 (GBP	)	473,956	—

Citigroup Global Markets, Inc.	January 23, 2013	298,863,000 (EUR	)	386,858,546 (USD	)	—	(7,697,437)

BNP Paribas Securities Corp.	January 23, 2013	58,773,000 (EUR	)	76,275,247 (USD	)	—	(1,316,288)

Citigroup Global Markets, Inc.	February 4, 2013	12,721,830 (BRL	)	6,066,681 (USD	)	—	(119,159)

Citigroup Global Markets, Inc.	February 6, 2013	16,960,000 (EUR	)	21,994,881 (USD	)	—	(398,318)

Citigroup Global Markets, Inc.	February 20, 2013	2,413,770,000 (JPY	)	29,463,024 (USD	)	1,590,838	—

Total						2,064,794	(18,078,557)

The accompanying Notes to Financial Statements are an integral part of this statement.

158	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $2,808,596 or 0.10% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	Zero coupon bond.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	54,931,086	1,304,865,085	(1,030,235,757)	329,560,414	137,957	329,560,414

(h)	At December 31, 2012, cash or short-term securities were designated to cover open put and/or call options on futures written.

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	159

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Fair Value Measurements (continued)

the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Non-Agency	—	676,630	2,131,966	2,808,596

Asset-Backed Securities — Non-Agency	—	310,767	—	310,767

Inflation-Indexed Bonds	—	2,426,159,506	—	2,426,159,506

U.S. Treasury Obligations	23,502,526	—	—	23,502,526

Foreign Government Obligations	—	36,154,192	—	36,154,192

Total Bonds	23,502,526	2,463,301,095	2,131,966	2,488,935,587

Other

Options Purchased Calls	495,143	—	—	495,143

Options Purchased Puts	428,908	—	—	428,908

Money Market Funds	329,560,414	—	—	329,560,414

Total Other	330,484,465	—	—	330,484,465

The accompanying Notes to Financial Statements are an integral part of this statement.

160	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	353,986,991	2,463,301,095	2,131,966	2,819,420,052
Derivatives

Assets

Futures Contracts	2,237,747	—	—	2,237,747

Forward Foreign Currency Exchange Contracts	—	2,064,794	—	2,064,794
Liabilities

Futures Contracts	(1,102,913)	—	—	(1,102,913)

Options Contracts Written	(224,250)	—	—	(224,250)

Forward Foreign Currency Exchange Contracts	—	(18,078,557)	—	(18,078,557)

Total	354,897,575	2,447,287,332	2,131,966	2,804,316,873

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities- Non-Agency ($)
Balance as of December 31, 2011	13,038,406

Accrued discounts/premiums	—

Realized gain (loss)	25,136

Change in unrealized appreciation (depreciation)(a)	4,850

Sales	(8,463,570)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	(2,472,856)

Balance as of December 31, 2012	2,131,966

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012, was $7,385.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2012.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	161

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 91.1%
Issuer	Shares	Value ($)

Consumer Discretionary 13.6%
Auto Components 1.9%

American Axle & Manufacturing Holdings, Inc.(a)	1,084,450	12,145,840

Cooper Tire & Rubber Co.	74,700	1,894,392

Dana Holding Corp.	668,058	10,428,385

Gentex Corp.	279,900	5,267,718

Motorcar Parts Of America, Inc.(a)	282,580	1,856,551

Total		31,592,886

Automobiles 0.1%

Winnebago Industries, Inc.(a)	72,200	1,236,786

Distributors 0.1%

Core-Mark Holding Co., Inc.	37,240	1,763,314

Diversified Consumer Services 0.8%

ITT Educational Services, Inc.(a)	53,200	920,892

Mac-Gray Corp.	426,240	5,349,312

Regis Corp.	245,900	4,160,628

Service Corp. International	58,360	805,952

Stewart Enterprises, Inc., Class A	166,280	1,270,379

Strayer Education, Inc.	15,160	851,537

Total		13,358,700

Hotels, Restaurants & Leisure 1.8%

Bob Evans Farms, Inc.	323,344	12,998,429

Boyd Gaming Corp.(a)	215,740	1,432,514

CEC Entertainment, Inc.	145,500	4,829,145

Choice Hotels International, Inc.	47,330	1,591,234

Monarch Casino & Resort, Inc.(a)	180,020	1,964,018

Multimedia Games Holdings Co., Inc.(a)	96,160	1,414,514

Orient-Express Hotels Ltd.(a)	123,170	1,439,857

Pinnacle Entertainment, Inc.(a)	37,590	595,050

WMS Industries, Inc.(a)	171,140	2,994,950

Total		29,259,711

Household Durables 1.4%

Ethan Allen Interiors, Inc.	66,540	1,710,743

Gafisa SA, ADR(a)	255,410	1,187,656

Hovnanian Enterprises, Inc., Class A(a)	223,900	1,567,300

Meritage Homes Corp.(a)	41,320	1,543,302

NACCO Industries, Inc., Class A	11,650	707,039

Standard Pacific Corp.(a)	337,940	2,483,859

Tempur-Pedic International, Inc.(a)	46,520	1,464,915

Whirlpool Corp.	125,700	12,789,975

Total		23,454,789

Common Stocks (continued)
Issuer	Shares	Value ($)

Leisure Equipment & Products 0.8%

Arctic Cat, Inc.(a)	32,800	1,095,192

Brunswick Corp.	380,900	11,080,381

Total		12,175,573

Media 1.4%

AMC Networks, Inc., Class A(a)	164,700	8,152,650

DreamWorks Animation SKG, Inc., Class A(a)	149,150	2,471,415

John Wiley & Sons, Inc., Class A	89,200	3,472,556

Madison Square Garden Co. (The), Class A(a)	213,720	9,478,482

Total		23,575,103

Multiline Retail 0.9%

Big Lots, Inc.(a)	342,140	9,737,304

Fred’s, Inc., Class A	327,650	4,361,022

Total		14,098,326

Specialty Retail 3.5%

Abercrombie & Fitch Co., Class A	68,230	3,272,993

ANN, Inc.(a)	42,940	1,453,090

Ascena Retail Group, Inc.(a)	371,768	6,873,990

Cabela’s, Inc.(a)	155,800	6,504,650

Finish Line, Inc., Class A (The)	336,940	6,378,274

Group 1 Automotive, Inc.	32,380	2,007,236

MarineMax, Inc.(a)	8,070	72,146

Men’s Wearhouse, Inc. (The)	308,950	9,626,882

PEP Boys-Manny, Moe & Jack (The)	328,020	3,224,437

RadioShack Corp.	1,366,466	2,896,908

Rent-A-Center, Inc.	286,691	9,850,703

Select Comfort Corp.(a)	59,610	1,559,994

Stage Stores, Inc.	142,170	3,522,972

Total		57,244,275

Textiles, Apparel & Luxury Goods 0.9%

Iconix Brand Group, Inc.(a)	192,860	4,304,635

Jones Group, Inc. (The)	584,490	6,464,460

True Religion Apparel, Inc.	126,950	3,227,069

Total		13,996,164

Total Consumer Discretionary		221,755,627

Consumer Staples 2.5%
Food & Staples Retailing 1.6%

Casey’s General Stores, Inc.	100,700	5,347,170

Harris Teeter Supermarkets, Inc.	361,273	13,930,687

The accompanying Notes to Financial Statements are an integral part of this statement.

162	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Ingles Markets, Inc., Class A	125,640	2,168,546

Village Super Market, Inc., Class A	162,250	5,331,535

Total		26,777,938

Food Products 0.6%

B&G Foods, Inc.	62,110	1,758,334

Industrias Bachoco SAB de CV, ADR	143,138	3,996,413

J&J Snack Foods Corp.	41,183	2,633,241

Omega Protein Corp.(a)	219,180	1,341,382

Total		9,729,370

Personal Products 0.1%

Elizabeth Arden, Inc.(a)	31,570	1,420,966

Tobacco 0.2%

Alliance One International, Inc.(a)	445,635	1,622,111

Universal Corp.	23,870	1,191,352

Total		2,813,463

Total Consumer Staples		40,741,737

Energy 4.5%
Energy Equipment & Services 1.7%

Bristow Group, Inc.	154,540	8,292,616

Exterran Holdings, Inc.(a)	36,660	803,587

Gulfmark Offshore, Inc., Class A	68,300	2,352,935

Hercules Offshore, Inc.(a)	409,300	2,529,474

Hornbeck Offshore Services, Inc.(a)	38,470	1,321,060

Newpark Resources, Inc.(a)	252,630	1,983,146

Parker Drilling Co.(a)	682,652	3,140,199

Tetra Technologies, Inc.(a)	147,730	1,121,271

Tidewater, Inc.	149,269	6,669,339

Willbros Group, Inc.(a)	35,500	190,280

Total		28,403,907

Oil, Gas & Consumable Fuels 2.8%

Advantage Oil & Gas Ltd.(a)	1,153,025	3,735,801

Arch Coal, Inc.	141,220	1,033,730

Berry Petroleum Co., Class A	346,460	11,623,733

Carrizo Oil & Gas, Inc.(a)	73,320	1,533,854

Cloud Peak Energy, Inc.(a)	110,140	2,129,006

Endeavour International Corp.(a)	15,110	78,270

EPL Oil & Gas, Inc.(a)	46,700	1,053,085

Evolution Petroleum Corp.(a)	566,753	4,607,702

Miller Energy Resources Inc(a)	630,700	2,497,572

Overseas Shipholding Group, Inc.(a)	298,635	258,319

Resolute Energy Corp.(a)	223,040	1,813,315

Common Stocks (continued)
Issuer	Shares	Value ($)

Rex Energy Corp.(a)	264,500	3,443,790

VAALCO Energy, Inc.(a)	274,550	2,374,858

W&T Offshore, Inc.	104,930	1,682,028

WPX Energy, Inc.(a)	522,000	7,767,360

Total		45,632,423

Total Energy		74,036,330

Financials 22.6%
Capital Markets 1.5%

Capital Southwest Corp.	31,924	3,180,588

Duff & Phelps Corp., Class A	431,700	6,743,154

Janus Capital Group, Inc.	860,200	7,328,904

Medallion Financial Corp.	161,858	1,900,213

Oppenheimer Holdings, Inc., Class A	38,082	657,676

Prospect Capital Corp.	104,023	1,130,730

SWS Group, Inc.(a)	321,620	1,701,370

Walter Investment Management(a)	28,230	1,214,455

Total		23,857,090

Commercial Banks 7.0%

Banco Latinoamericano de Comercio Exterior SA, Class E	69,300	1,494,108

Bank of the Ozarks, Inc.	124,100	4,153,627

Banner Corp.	35,270	1,083,847

BBCN Bancorp, Inc.	646,050	7,474,798

Boston Private Financial Holdings, Inc.	195,000	1,756,950

CapitalSource, Inc.	247,660	1,877,263

Cathay General Bancorp	107,930	2,104,635

Citizens Republic Bancorp, Inc.(a)	109,380	2,074,939

Community Bank System, Inc.	194,060	5,309,482

Community Trust Bancorp, Inc.	24,540	804,421

First BanCorp(a)	164,630	754,005

First Citizens BancShares Inc., Class A	25,455	4,161,892

First Commonwealth Financial Corp.	257,760	1,757,923

First Merchants Corp.	103,490	1,535,792

First Midwest Bancorp, Inc.	120,650	1,510,538

FirstMerit Corp.	117,700	1,670,163

FNB Corp.	155,430	1,650,667

Fulton Financial Corp.	573,600	5,512,296

Glacier Bancorp, Inc.	133,490	1,963,638

Hancock Holding Co.	58,730	1,864,090

Hanmi Financial Corp.(a)	118,730	1,613,541

HomeTrust Bancshares, Inc.(a)	89,590	1,210,361

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	163

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

National Penn Bancshares, Inc.	154,290	1,437,983

PacWest Bancorp	75,910	1,881,050

Popular, Inc.(a)	94,400	1,962,576

PrivateBancorp, Inc.	111,630	1,710,172

Prosperity Bancshares, Inc.	303,110	12,730,620

Susquehanna Bancshares, Inc.	167,990	1,760,535

Synovus Financial Corp.	5,283,800	12,945,310

Taylor Capital Group, Inc.(a)	51,210	924,340

TCF Financial Corp.	130,410	1,584,481

Tompkins Financial Corp.	39,920	1,582,429

Trustmark Corp.	167,900	3,771,034

United Bankshares, Inc.	54,900	1,335,168

Webster Financial Corp.	263,220	5,409,171

Westamerica Bancorporation	130,900	5,575,031

Western Alliance Bancorp(a)	151,240	1,592,557

Wintrust Financial Corp.	143,386	5,262,266

Total		114,803,699

Consumer Finance 0.6%

Cash America International, Inc.	146,726	5,820,621

Nelnet, Inc., Class A	69,980	2,084,704

Netspend Holdings, Inc.(a)	151,420	1,789,784

Total		9,695,109

Diversified Financial Services 0.2%

PHH Corp.(a)	40,290	916,597

Pico Holdings, Inc.(a)	108,010	2,189,363

Total		3,105,960

Insurance 7.7%

Alterra Capital Holdings Ltd.	563,588	15,887,546

American Equity Investment Life Holding Co.	472,200	5,765,562

American National Insurance Co.	68,826	4,700,128

Aspen Insurance Holdings Ltd.	170,700	5,476,056

Endurance Specialty Holdings Ltd.	190,300	7,553,007

First American Financial Corp.	38,860	936,137

Hilltop Holdings, Inc.(a)	177,830	2,407,818

Horace Mann Educators Corp.	262,292	5,235,348

Montpelier Re Holdings Ltd.	702,140	16,050,921

National Financial Partners Corp.(a)	63,230	1,083,762

Navigators Group, Inc. (The)(a)	73,176	3,737,098

Platinum Underwriters Holdings Ltd.	452,409	20,810,814

ProAssurance Corp.	151,200	6,379,128

Protective Life Corp.	159,500	4,558,510

Common Stocks (continued)
Issuer	Shares	Value ($)

Selective Insurance Group, Inc.	98,600	1,900,022

StanCorp Financial Group, Inc.	117,600	4,312,392

Stewart Information Services Corp.	43,780	1,138,280

Tower Group, Inc.	67,750	1,203,918

Validus Holdings Ltd.	157,467	5,445,209

White Mountains Insurance Group Ltd.	21,832	11,243,480

Total		125,825,136

Real Estate Investment Trusts (REITs) 4.6%

American Assets Trust, Inc.	66,070	1,845,335

Brandywine Realty Trust	416,920	5,082,255

Colonial Properties Trust	75,630	1,616,213

CubeSmart	479,460	6,985,732

DiamondRock Hospitality Co.	164,700	1,482,300

DuPont Fabros Technology, Inc.	263,720	6,371,475

EPR Properties	33,600	1,549,296

FelCor Lodging Trust, Inc.(a)	341,840	1,596,393

Government Properties Income Trust	151,700	3,636,249

Granite Real Estate, Inc.	710,800	27,017,508

Hatteras Financial Corp.	137,100	3,401,451

Healthcare Realty Trust, Inc.	51,590	1,238,676

Highwoods Properties, Inc.	34,080	1,139,976

Invesco Mortgage Capital, Inc.	43,960	866,452

LaSalle Hotel Properties	58,540	1,486,330

LTC Properties, Inc.	132,500	4,662,675

Redwood Trust, Inc.	57,740	975,228

Sunstone Hotel Investors, Inc.(a)	163,890	1,755,262

Two Harbors Investment Corp.	104,660	1,159,633

Universal Health Realty Income Trust	15,460	782,431

Total		74,650,870

Real Estate Management & Development 0.1%

FirstService Corp.(a)	71,413	2,018,131

Thrifts & Mortgage Finance 0.9%

Dime Community Bancshares, Inc.	363,400	5,047,626

Flagstar Bancorp, Inc.(a)	47,450	920,530

HomeStreet, Inc.(a)	51,490	1,315,570

MGIC Investment Corp.(a)	150,170	399,452

Ocwen Financial Corp.(a)	33,270	1,150,809

Provident Financial Services, Inc.	118,030	1,761,008

Washington Federal, Inc.	187,400	3,161,438

Total		13,756,433

Total Financials		367,712,428

The accompanying Notes to Financial Statements are an integral part of this statement.

164	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 6.2%
Biotechnology 0.1%

Celldex Therapeutics, Inc.(a)	206,660	1,386,689

Health Care Equipment & Supplies 2.5%

Alere, Inc.(a)	28,000	518,000

CONMED Corp.	42,830	1,197,098

Cynosure Inc., Class A(a)	58,570	1,412,123

Hill-Rom Holdings, Inc.	97,320	2,773,620

ICU Medical, Inc.(a)	115,830	7,057,522

Integra LifeSciences Holdings Corp.(a)	47,600	1,854,972

Meridian Bioscience, Inc.	254,100	5,145,525

STERIS Corp.	222,840	7,739,233

Symmetry Medical, Inc.(a)	20,110	211,557

Thoratec Corp.(a)	34,240	1,284,685

West Pharmaceutical Services, Inc.	226,740	12,414,015

Total		41,608,350

Health Care Providers & Services 2.4%

Chemed Corp.	44,200	3,031,678

Emeritus Corp.(a)	39,150	967,788

Ensign Group, Inc. (The)	160,380	4,360,732

Gentiva Health Services, Inc.(a)	161,150	1,619,558

HealthSouth Corp.(a)	663,810	14,013,029

Kindred Healthcare, Inc.(a)	167,960	1,817,327

Magellan Health Services, Inc.(a)	22,430	1,099,070

Owens & Minor, Inc.	381,152	10,866,644

PharMerica Corp.(a)	128,160	1,824,998

Total		39,600,824

Health Care Technology 0.3%

MedAssets, Inc.(a)	82,410	1,382,016

Quality Systems, Inc.	160,980	2,794,613

Total		4,176,629

Life Sciences Tools & Services 0.7%

Covance, Inc.(a)	137,900	7,966,483

Nordion, Inc.	508,910	3,282,469

Total		11,248,952

Pharmaceuticals 0.2%

Questcor Pharmaceuticals, Inc.	106,800	2,853,696

Total Health Care		100,875,140

Industrials 17.2%
Aerospace & Defense 0.7%

Cubic Corp.	147,283	7,065,166

Common Stocks (continued)
Issuer	Shares	Value ($)

Curtiss-Wright Corp.	81,800	2,685,494

Moog, Inc., Class A(a)	39,640	1,626,429

Total		11,377,089

Air Freight & Logistics 0.8%

Atlas Air Worldwide Holdings, Inc.(a)	36,730	1,627,506

Forward Air Corp.	303,400	10,622,034

Total		12,249,540

Airlines 1.6%

Air France-KLM, ADR(a)	147,650	1,426,299

Hawaiian Holdings, Inc.(a)	207,930	1,366,100

JetBlue Airways Corp.(a)	3,054,732	17,442,520

Skywest, Inc.	107,620	1,340,945

Southwest Airlines Co.	463,299	4,744,182

Total		26,320,046

Building Products 1.9%

AAON, Inc.	68,390	1,427,299

Apogee Enterprises, Inc.	77,850	1,866,064

Gibraltar Industries, Inc.(a)	440,563	7,013,763

Lennox International, Inc.	39,010	2,048,805

Quanex Building Products Corp.	34,850	711,289

Simpson Manufacturing Co., Inc.	279,700	9,171,363

Trex Co., Inc.(a)	229,700	8,551,731

Total		30,790,314

Commercial Services & Supplies 4.6%

ABM Industries, Inc.	146,710	2,926,864

Brink’s Co. (The)	393,637	11,230,464

G&K Services, Inc., Class A	89,020	3,040,033

Geo Group, Inc. (The)	668,988	18,865,462

Herman Miller, Inc.	342,700	7,340,634

Interface, Inc.	129,720	2,085,898

Mine Safety Appliances Co.	30,010	1,281,727

Mobile Mini, Inc.(a)	643,200	13,397,856

Standard Parking Corp.(a)	184,020	4,046,600

Unifirst Corp.	120,216	8,814,237

United Stationers, Inc.	43,480	1,347,445

Total		74,377,220

Construction & Engineering 1.1%

Aegion Corp.(a)	428,400	9,506,196

Comfort Systems U.S.A., Inc.	474,718	5,772,571

EMCOR Group, Inc.	45,160	1,562,987

Layne Christensen Co.(a)	77,010	1,869,033

Total		18,710,787

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	165

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Electrical Equipment 1.2%

Belden, Inc.	113,400	5,101,866

Brady Corp., Class A	60,210	2,011,014

Franklin Electric Co., Inc.	51,944	3,229,358

Regal-Beloit Corp.	138,900	9,788,283

Total		20,130,521

Machinery 3.1%

Actuant Corp., Class A	141,010	3,935,589

Briggs & Stratton Corp.	94,410	1,990,163

ESCO Technologies, Inc.	47,890	1,791,565

FreightCar America, Inc.	9,810	219,940

Hyster-Yale Materials Handling, Inc.	11,650	568,520

John Bean Technologies Corp.	168,430	2,993,001

Manitowoc Co., Inc. (The)	115,980	1,818,566

Oshkosh Corp.(a)	476,100	14,116,365

Tecumseh Products Co., Class B(a)	29,977	137,295

Terex Corp.(a)	583,700	16,407,807

Toro Co. (The)	95,880	4,120,923

Watts Water Technologies, Inc., Class A	40,580	1,744,534

Total		49,844,268

Professional Services 1.1%

Insperity, Inc.	180,420	5,874,475

Kelly Services, Inc., Class A	185,650	2,922,131

Korn/Ferry International(a)	621,700	9,860,162

Total		18,656,768

Road & Rail 0.4%

Avis Budget Group, Inc.(a)	110,790	2,195,858

Heartland Express, Inc.	256,330	3,350,233

Saia, Inc.(a)	68,800	1,590,656

Total		7,136,747

Trading Companies & Distributors 0.7%

Aircastle Ltd.	657,780	8,248,561

Beacon Roofing Supply, Inc.(a)	43,170	1,436,698

TAL International Group, Inc.	47,650	1,733,507

Total		11,418,766

Total Industrials		281,012,066

Information Technology 14.6%
Communications Equipment 0.9%

Aviat Networks, Inc.(a)	42,420	139,562

Ituran Location and Control Ltd.	102,614	1,392,472

Common Stocks (continued)
Issuer	Shares	Value ($)

Ixia(a)	124,770	2,118,594

Plantronics, Inc.	254,770	9,393,370

Procera Networks, Inc.(a)	67,100	1,244,705

Total		14,288,703

Computers & Peripherals 0.1%

Lexmark International, Inc., Class A	47,860	1,109,874

Electronic Equipment, Instruments & Components 6.4%

Celestica, Inc.(a)	1,309,261	10,670,477

Cognex Corp.	244,900	9,017,218

CTS Corp.	321,100	3,413,293

Daktronics, Inc.	192,090	2,126,436

Electro Rent Corp.	206,040	3,168,895

FARO Technologies, Inc.(a)	124,500	4,442,160

Ingram Micro, Inc., Class A(a)	684,839	11,587,476

Insight Enterprises, Inc.(a)	96,470	1,675,684

Littelfuse, Inc.	181,800	11,218,878

Mercury Systems, Inc.(a)	458,300	4,216,360

Park Electrochemical Corp.	295,991	7,615,849

Plexus Corp.(a)	395,130	10,194,354

Rofin-Sinar Technologies, Inc.(a)	80,790	1,751,527

Sanmina Corp.(a)	998,003	11,047,893

Vishay Intertechnology, Inc.(a)	1,205,700	12,816,591

Total		104,963,091

Internet Software & Services 0.4%

Blucora, Inc.(a)	74,630	1,172,437

IntraLinks Holdings, Inc.(a)	202,690	1,250,597

j2 Global, Inc.	44,310	1,355,000

OpenTable, Inc.(a)	20,750	1,012,600

ValueClick, Inc.(a)	108,730	2,110,450

Total		6,901,084

IT Services 2.8%

Computer Services, Inc.	35,830	1,030,650

Convergys Corp.	399,670	6,558,585

CSG Systems International, Inc.(a)	158,880	2,888,438

DST Systems, Inc.	206,550	12,516,930

Euronet Worldwide, Inc.(a)	79,430	1,874,548

MAXIMUS, Inc.	134,300	8,490,446

NeuStar, Inc., Class A(a)	260,810	10,935,763

Unisys Corp.(a)	72,200	1,249,060

Total		45,544,420

The accompanying Notes to Financial Statements are an integral part of this statement.

166	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.4%

Advanced Energy Industries, Inc.(a)	87,820	1,212,794

Axcelis Technologies, Inc.(a)	625,000	868,750

Brooks Automation, Inc.	907,500	7,305,375

Cavium, Inc.(a)	43,900	1,370,119

Cypress Semiconductor Corp.	231,944	2,514,273

Diodes, Inc.(a)	77,270	1,340,634

Entegris, Inc.(a)	201,990	1,854,268

Entropic Communications, Inc.(a)	247,230	1,307,847

First Solar, Inc.(a)	38,640	1,193,203

Inphi Corp.(a)	95,210	912,112

International Rectifier Corp.(a)	70,360	1,247,483

Intersil Corp., Class A	527,237	4,370,795

MEMC Electronic Materials, Inc.(a)	491,980	1,579,256

Micron Technology, Inc.(a)	1,000,000	6,350,000

OmniVision Technologies, Inc.(a)	52,930	745,254

Photronics, Inc.(a)	440,399	2,624,778

Power Integrations, Inc.	40,660	1,366,583

RF Micro Devices, Inc.(a)	302,900	1,356,992

Total		39,520,516

Software 1.6%

ACI Worldwide, Inc.(a)	30,554	1,334,904

Aspen Technology, Inc.(a)	30,050	830,582

Blackbaud, Inc.	162,891	3,718,802

Ellie Mae, Inc.(a)	75,060	2,082,915

Manhattan Associates, Inc.(a)	9,680	584,091

Mentor Graphics Corp.(a)	850,120	14,469,042

Netscout Systems, Inc.(a)	71,580	1,860,364

Take-Two Interactive Software, Inc.(a)	89,150	981,542

Total		25,862,242

Total Information Technology		238,189,930

Materials 6.4%
Chemicals 2.2%

Cabot Corp.	76,426	3,040,991

Flotek Industries, Inc.(a)	95,930	1,170,346

H.B. Fuller Co.	37,110	1,292,170

Innophos Holdings, Inc.	67,700	3,148,050

Kraton Performance Polymers, Inc.(a)	170,080	4,087,022

Minerals Technologies, Inc.	55,000	2,195,600

Olin Corp.	81,920	1,768,653

Common Stocks (continued)
Issuer	Shares	Value ($)

PolyOne Corp.	699,600	14,285,832

Sensient Technologies Corp.	149,900	5,330,444

Total		36,319,108

Construction Materials 0.1%

Headwaters, Inc.(a)	147,440	1,262,086

Containers & Packaging 0.5%

AptarGroup, Inc.	19,345	923,143

Greif, Inc., Class A	26,600	1,183,700

Myers Industries, Inc.	379,800	5,753,970

Total		7,860,813

Metals & Mining 1.3%

AK Steel Holding Corp.	268,860	1,236,756

AMCOL International Corp.	66,160	2,029,789

AuRico Gold, Inc.(a)	450,000	3,681,000

Coeur d’Alene Mines Corp.(a)	64,010	1,574,646

Compass Minerals International, Inc.	87,115	6,508,362

Hecla Mining Co.	487,000	2,839,210

RTI International Metals, Inc.(a)	44,550	1,227,798

Worthington Industries, Inc.	64,350	1,672,456

Total		20,770,017

Paper & Forest Products 2.3%

Buckeye Technologies, Inc.	256,978	7,377,838

Clearwater Paper Corp.(a)	47,600	1,864,016

Deltic Timber Corp.	22,950	1,620,729

Louisiana-Pacific Corp.(a)	132,530	2,560,480

Resolute Forest Products(a)	1,178,261	15,600,176

Schweitzer-Mauduit International, Inc.	236,500	9,230,595

Total		38,253,834

Total Materials		104,465,858

Telecommunication Services 0.3%
Diversified Telecommunication Services 0.2%

Atlantic Tele-Network, Inc.	88,290	3,241,126

Vonage Holdings Corp.(a)	229,900	544,863

Total		3,785,989

Wireless Telecommunication Services 0.1%

Telephone & Data Systems, Inc.	64,890	1,436,665

Total Telecommunication Services		5,222,654

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	167

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 3.2%
Electric Utilities 2.4%

Cleco Corp.	25,730	1,029,457

El Paso Electric Co.	148,300	4,732,253

IDACORP, Inc.	225,300	9,766,755

MGE Energy, Inc.	32,620	1,661,989

PNM Resources, Inc.	374,173	7,674,288

Portland General Electric Co.	293,250	8,023,320

UNS Energy Corp.	143,580	6,090,664

Total		38,978,726

Gas Utilities 0.2%

Laclede Group, Inc. (The)	35,950	1,388,030

WGL Holdings, Inc.	41,290	1,618,155

Total		3,006,185

Independent Power Producers & Energy Traders 0.4%

NRG Energy, Inc.	293,773	6,753,851

Common Stocks (continued)

Issuer	Shares	Value ($)

Multi-Utilities 0.2%

Avista Corp.	106,830	2,575,671

Total Utilities		51,314,433

Total Common Stocks
(Cost: $1,273,868,578)		1,485,326,203

Money Market Funds 9.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	150,616,568	150,616,568

Total Money Market Funds
(Cost: $150,616,568)		150,616,568

Total Investments
(Cost: $1,424,485,146)		1,635,942,771

Other Assets & Liabilities, Net		(4,462,685)

Net Assets		1,631,480,086

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	140,875,171	337,986,940	(328,245,543)	150,616,568	200,617	150,616,568

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by

The accompanying Notes to Financial Statements are an integral part of this statement.

168	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Fair Value Measurements (continued)

various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	221,755,627	—	—	221,755,627

Consumer Staples	40,741,737	—	—	40,741,737

Energy	74,036,330	—	—	74,036,330

Financials	367,712,428	—	—	367,712,428

Health Care	100,875,140	—	—	100,875,140

Industrials	281,012,066	—	—	281,012,066

Information Technology	238,189,930	—	—	238,189,930

Materials	104,465,858	—	—	104,465,858

Telecommunication Services	5,222,654	—	—	5,222,654

Utilities	51,314,433	—	—	51,314,433

Total Equity Securities	1,485,326,203	—	—	1,485,326,203

Other

Money Market Funds	150,616,568	—	—	150,616,568

Total Other	150,616,568	—	—	150,616,568

Total	1,635,942,771	—	—	1,635,942,771

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	169

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%
Issuer	Shares	Value ($)

Consumer Discretionary 8.0%
Auto Components 0.7%

Autoliv, Inc.	107,500	7,244,425

Hotels, Restaurants & Leisure 1.1%

McDonald’s Corp.	123,300	10,876,293

Household Durables 0.7%

Tupperware Brands Corp.	101,000	6,474,100

Media 0.8%

Viacom, Inc., Class B	139,000	7,330,860

Multiline Retail 1.4%

Target Corp.	221,100	13,082,487

Specialty Retail 2.0%

Home Depot, Inc. (The)	164,100	10,149,585

TJX Companies, Inc.	202,700	8,604,615

Total		18,754,200

Textiles, Apparel & Luxury Goods 1.3%

Coach, Inc.	82,700	4,590,677

Nike, Inc., Class B	146,000	7,533,600

Total		12,124,277

Total Consumer Discretionary		75,886,642

Consumer Staples 11.1%
Beverages 3.0%

Diageo PLC, ADR	78,850	9,192,333

PepsiCo, Inc.	285,900	19,564,137

Total		28,756,470

Food & Staples Retailing 2.7%

CVS Caremark Corp.	288,064	13,927,894

Wal-Mart Stores, Inc.	167,200	11,408,056

Total		25,335,950

Food Products 1.2%

General Mills, Inc.	292,200	11,807,802

Household Products 2.8%

Colgate-Palmolive Co.	64,300	6,721,922

Procter & Gamble Co. (The)	286,800	19,470,852

Total		26,192,774

Tobacco 1.4%

Philip Morris International, Inc.	159,248	13,319,503

Total Consumer Staples		105,412,499

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 13.1%
Energy Equipment & Services 2.3%

National Oilwell Varco, Inc.	123,900	8,468,565

Oceaneering International, Inc.	129,100	6,944,289

Seadrill Ltd.	186,000	6,844,800

Total		22,257,654

Oil, Gas & Consumable Fuels 10.8%

Chevron Corp.	308,200	33,328,748

EQT Corp.	78,000	4,600,440

Kinder Morgan, Inc.	405,200	14,315,716

Marathon Oil Corp.	239,500	7,343,070

Marathon Petroleum Corp.	166,000	10,458,000

Occidental Petroleum Corp.	244,340	18,718,887

Royal Dutch Shell PLC, ADR	187,900	13,320,231

Total		102,085,092

Total Energy		124,342,746

Financials 15.0%
Capital Markets 2.6%

Ares Capital Corp.	276,000	4,830,000

Franklin Resources, Inc.	77,900	9,792,030

Waddell & Reed Financial, Inc., Class A	279,200	9,721,744

Total		24,343,774

Commercial Banks 4.0%

First Republic Bank	227,100	7,444,338

M&T Bank Corp.	60,400	5,947,588

U.S. Bancorp	334,600	10,687,124

Wells Fargo & Co.	423,570	14,477,623

Total		38,556,673

Diversified Financial Services 2.8%

JPMorgan Chase & Co.	433,420	19,057,477

Moody’s Corp.	150,300	7,563,096

Total		26,620,573

Insurance 5.6%

ACE Ltd.	155,250	12,388,950

Marsh & McLennan Companies, Inc.	364,700	12,571,209

PartnerRe Ltd.	115,200	9,272,448

Travelers Companies, Inc. (The)	147,800	10,614,996

Validus Holdings Ltd.	256,282	8,862,232

Total		53,709,835

Total Financials		143,230,855

The accompanying Notes to Financial Statements are an integral part of this statement.

170	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 13.8%
Health Care Equipment & Supplies 3.7%

Baxter International, Inc.	194,700	12,978,702

Covidien PLC	224,800	12,979,952

Stryker Corp.	173,100	9,489,342

Total		35,447,996

Health Care Providers & Services 3.0%

Cardinal Health, Inc.	215,700	8,882,526

McKesson Corp.	101,000	9,792,960

UnitedHealth Group, Inc.	179,200	9,719,808

Total		28,395,294

Pharmaceuticals 7.1%

Abbott Laboratories	125,300	8,207,150

Bristol-Myers Squibb Co.	293,000	9,548,870

Johnson & Johnson	241,500	16,929,150

Merck & Co., Inc.	345,600	14,148,864

Pfizer, Inc.	729,700	18,300,876

Total		67,134,910

Total Health Care		130,978,200

Industrials 13.3%
Aerospace & Defense 2.7%

Honeywell International, Inc.	233,300	14,807,551

United Technologies Corp.	138,000	11,317,380

Total		26,124,931

Air Freight & Logistics 0.9%

United Parcel Service, Inc., Class B	112,700	8,309,371

Commercial Services & Supplies 1.5%

ADT Corp. (The)	116,300	5,406,787

Iron Mountain, Inc.	36,400	1,130,220

Tyco International Ltd.	269,500	7,882,875

Total		14,419,882

Electrical Equipment 1.3%

Emerson Electric Co.	224,590	11,894,286

Industrial Conglomerates 1.9%

3M Co.	81,500	7,567,275

General Electric Co.	505,700	10,614,643

Total		18,181,918

Machinery 4.0%

Deere & Co.	78,800	6,809,896

Flowserve Corp.	33,500	4,917,800

Snap-On, Inc.	183,300	14,478,867

Stanley Black & Decker, Inc.	153,800	11,376,586

Total		37,583,149

Common Stocks (continued)
Issuer	Shares	Value ($)

Road & Rail 1.0%

Union Pacific Corp.	76,700	9,642,724

Total Industrials		126,156,261

Information Technology 15.5%
Communications Equipment 1.9%

QUALCOMM, Inc.	290,600	18,023,012

Computers & Peripherals 1.2%

Apple, Inc.	21,400	11,406,842

Electronic Equipment, Instruments & Components 0.5%

TE Connectivity Ltd.	119,000	4,417,280

IT Services 5.2%

Accenture PLC, Class A	240,700	16,006,550

Automatic Data Processing, Inc.	132,000	7,525,320

International Business Machines Corp.	137,700	26,376,435

Total		49,908,305

Semiconductors & Semiconductor Equipment 3.7%

Applied Materials, Inc.	444,200	5,081,648

Avago Technologies Ltd.	170,500	5,398,030

Broadcom Corp., Class A	296,000	9,830,160

Intel Corp.	479,070	9,883,214

Linear Technology Corp.	153,200	5,254,760

Total		35,447,812

Software 3.0%

Microsoft Corp.	595,100	15,907,023

Oracle Corp.	375,794	12,521,456

Total		28,428,479

Total Information Technology		147,631,730

Materials 1.3%
Metals & Mining 0.7%

Freeport-McMoRan Copper & Gold, Inc.	191,300	6,542,460

Paper & Forest Products 0.6%

International Paper Co.	156,200	6,223,008

Sino-Forest Corp.(a)(b)(c)	700,736	1

Sino-Forest Corp.(a)(b)(c)(d)(e)	34,500	—

Total		6,223,009

Total Materials		12,765,469

Telecommunication Services 3.7%
Diversified Telecommunication Services 2.4%

Verizon Communications, Inc.	522,800	22,621,556

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	171

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Wireless Telecommunication Services 1.3%

Rogers Communications, Inc., Class B	271,800	12,372,336

Total Telecommunication Services		34,993,892

Utilities 2.7%
Electric Utilities 1.1%

NextEra Energy, Inc.	154,700	10,703,693

Gas Utilities 0.7%

UGI Corp.	190,600	6,234,526

Multi-Utilities 0.9%

Wisconsin Energy Corp.	225,400	8,305,990

Total Utilities		25,244,209

Total Common Stocks
(Cost: $900,557,148)		926,642,503

Mutual Funds 1.0%
Issuer	Shares	Value ($)

Kayne Anderson MLP Investment Co.	325,803	9,601,415

Total Mutual Funds
(Cost: $9,908,806)		9,601,415

Money Market Funds 1.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(f)(g)	14,452,582	14,452,582

Total Money Market Funds
(Cost: $14,452,582)		14,452,582

Total Investments
(Cost: $924,918,536)		950,696,500

Other Assets & Liabilities, Net		1,194,560

Net Assets		949,501,940

Notes to Portfolio of Investments

(a)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $1, representing 0.00% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Sino-Forest Corp.	12/11/09	$546,994

Sino-Forest Corp.	11/12/08 thru 06/07/11	$7,780,961

(b)	Non-income producing.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $1, which represents less than 0.01% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $0 or less than 0.01% of net assets.
(e)	Negligible market value.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	64,766,390	636,924,917	(687,238,725)	14,452,582	254,746	14,452,582

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain

The accompanying Notes to Financial Statements are an integral part of this statement.

172	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Fair Value Measurements (continued)

U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	173

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	75,886,642	—	—	75,886,642

Consumer Staples	105,412,499	—	—	105,412,499

Energy	124,342,746	—	—	124,342,746

Financials	143,230,855	—	—	143,230,855

Health Care	130,978,200	—	—	130,978,200

Industrials	126,156,261	—	—	126,156,261

Information Technology	147,631,730	—	—	147,631,730

Materials	12,765,468	—	1	12,765,469

Telecommunication Services	34,993,892	—	—	34,993,892

Utilities	25,244,209	—	—	25,244,209

Total Equity Securities	926,642,502	—	1	926,642,503

Other

Mutual Funds	9,601,415	—	—	9,601,415

Money Market Funds	14,452,582	—	—	14,452,582

Total Other	24,053,997	—	—	24,053,997

Total	950,696,499	—	1	950,696,500

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Common Stocks ($)
Balance as of December 31, 2011	573,756

Accrued discounts/premiums	—

Realized gain (loss)	(647,485)

Change in unrealized appreciation (depreciation)(a)	74,272

Sales	(542)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	1

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $74,272.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

174	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Victory Established Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%
Issuer	Shares	Value ($)

Consumer Discretionary 11.6%
Auto Components 2.4%

Autoliv, Inc.	164,800	11,105,872

Johnson Controls, Inc.	390,900	12,000,630

Total		23,106,502

Automobiles 0.8%

Harley-Davidson, Inc.	151,600	7,404,144

Hotels, Restaurants & Leisure 2.8%

International Game Technology	917,300	12,998,141

Royal Caribbean Cruises Ltd.	409,300	13,916,200

Total		26,914,341

Household Durables 1.5%

Mohawk Industries, Inc.(a)	166,600	15,072,302

Internet & Catalog Retail 0.6%

Liberty Interactive Corp., Class A(a)	317,745	6,253,222

Leisure Equipment & Products 1.4%

Hasbro, Inc.	371,600	13,340,440

Media 0.5%

Scripps Networks Interactive, Inc., Class A	79,648	4,613,212

Specialty Retail 1.1%

Penske Automotive Group, Inc.	343,100	10,323,879

Textiles, Apparel & Luxury Goods 0.5%

VF Corp.	33,100	4,997,107

Total Consumer Discretionary		112,025,149

Consumer Staples 2.7%
Beverages 0.7%

Coca-Cola Enterprises, Inc.	204,812	6,498,685

Food Products 1.5%

Tyson Foods, Inc., Class A	747,100	14,493,740

Household Products 0.5%

Church & Dwight Co., Inc.	89,686	4,804,479

Total Consumer Staples		25,796,904

Energy 7.2%
Energy Equipment & Services 3.1%

Helmerich & Payne, Inc.	196,500	11,005,965

McDermott International, Inc.(a)	712,800	7,855,056

Patterson-UTI Energy, Inc.	592,000	11,028,960

Total		29,889,981

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 4.1%

Cimarex Energy Co.	238,400	13,762,832

Devon Energy Corp.	187,200	9,741,888

Energen Corp.	244,584	11,028,292

Peabody Energy Corp.	190,447	5,067,795

Total		39,600,807

Total Energy		69,490,788

Financials 24.0%
Capital Markets 2.7%

Affiliated Managers Group, Inc.(a)	95,782	12,466,027

Waddell & Reed Financial, Inc., Class A	391,300	13,625,066

Total		26,091,093

Commercial Banks 6.0%

City National Corp.	148,100	7,333,912

Cullen/Frost Bankers, Inc.	257,800	13,990,806

Fifth Third Bancorp	993,900	15,097,341

First Republic Bank	182,733	5,989,988

M&T Bank Corp.	62,455	6,149,944

SunTrust Banks, Inc.	366,209	10,382,025

Total		58,944,016

Insurance 11.2%

Alleghany Corp.(a)	38,300	12,846,586

Aon PLC	216,100	12,015,160

Arch Capital Group Ltd.(a)	201,100	8,852,422

Brown & Brown, Inc.	630,700	16,057,622

Chubb Corp. (The)	204,400	15,395,408

Fidelity National Financial, Inc., Class A	353,700	8,329,635

Marsh & McLennan Companies, Inc.	338,100	11,654,307

Willis Group Holdings PLC	276,069	9,256,593

WR Berkley Corp.	376,513	14,209,601

Total		108,617,334

Real Estate Investment Trusts (REITs) 4.1%

Alexandria Real Estate Equities, Inc.	175,323	12,153,391

Host Hotels & Resorts, Inc.	508,439	7,967,239

Liberty Property Trust	209,891	7,507,801

Regency Centers Corp.	257,000	12,109,840

Total		39,738,271

Total Financials		233,390,714

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	175

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 7.7%
Health Care Equipment & Supplies 3.2%

CareFusion Corp.(a)	610,700	17,453,806

Zimmer Holdings, Inc.	195,700	13,045,362

Total		30,499,168

Health Care Providers & Services 1.6%

Patterson Companies, Inc.	461,472	15,796,187

Life Sciences Tools & Services 2.9%

Covance, Inc.(a)	281,500	16,262,255

Life Technologies Corp.(a)	249,987	12,269,362

Total		28,531,617

Total Health Care		74,826,972

Industrials 15.8%
Aerospace & Defense 1.2%

Raytheon Co.	205,800	11,845,848

Commercial Services & Supplies 2.7%

Avery Dennison Corp.	394,200	13,765,464

Cintas Corp.	294,300	12,036,870

Total		25,802,334

Electrical Equipment 1.8%

Hubbell, Inc., Class B	87,300	7,388,199

Rockwell Automation, Inc.	119,625	10,047,304

Total		17,435,503

Machinery 7.6%

Dover Corp.	212,351	13,953,584

Ingersoll-Rand PLC	201,300	9,654,348

Kennametal, Inc.	425,800	17,032,000

Parker Hannifin Corp.	157,560	13,402,053

Stanley Black & Decker, Inc.	103,943	7,688,664

Xylem, Inc.	463,400	12,558,140

Total		74,288,789

Professional Services 1.5%

Robert Half International, Inc.	448,500	14,271,270

Road & Rail 1.0%

Con-way, Inc.	352,300	9,800,986

Total Industrials		153,444,730

Information Technology 15.1%
Communications Equipment 1.5%

Juniper Networks, Inc.(a)	728,113	14,321,983

Common Stocks (continued)
Issuer	Shares	Value ($)

Electronic Equipment, Instruments & Components 3.5%

Amphenol Corp., Class A	213,254	13,797,534

Avnet, Inc.(a)	432,900	13,251,069

TE Connectivity Ltd.	196,500	7,294,080

Total		34,342,683

IT Services 1.2%

Broadridge Financial Solutions, Inc.	519,000	11,874,720

Semiconductors & Semiconductor Equipment 6.3%

Altera Corp.	199,410	6,867,680

Analog Devices, Inc.	332,500	13,984,950

Applied Materials, Inc.	1,334,600	15,267,824

Broadcom Corp., Class A	338,800	11,251,548

Lam Research Corp.(a)	375,368	13,562,046

Total		60,934,048

Software 2.6%

BMC Software, Inc.(a)	301,500	11,957,490

Synopsys, Inc.(a)	421,100	13,407,824

Total		25,365,314

Total Information Technology		146,838,748

Materials 10.1%
Chemicals 3.8%

International Flavors & Fragrances, Inc.	204,100	13,580,814

PPG Industries, Inc.	72,400	9,799,340

RPM International, Inc.	450,700	13,232,552

Total		36,612,706

Construction Materials 0.7%

Martin Marietta Materials, Inc.	73,644	6,943,156

Containers & Packaging 2.3%

Bemis Co., Inc.	360,800	12,072,368

Packaging Corp. of America	283,100	10,890,857

Total		22,963,225

Metals & Mining 3.3%

Compass Minerals International, Inc.	131,200	9,801,952

Reliance Steel & Aluminum Co.	354,432	22,010,227

Total		31,812,179

Total Materials		98,331,266

Utilities 4.4%
Electric Utilities 1.0%

Xcel Energy, Inc.	355,552	9,496,794

Gas Utilities 1.2%

Questar Corp.	619,168	12,234,759

The accompanying Notes to Financial Statements are an integral part of this statement.

176	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Multi-Utilities 2.2%

Alliant Energy Corp.	257,900	11,324,389

Sempra Energy	141,286	10,022,829

Total		21,347,218

Total Utilities		43,078,771

Total Common Stocks
(Cost: $905,847,851)		957,224,042

Money Market Funds 1.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	14,805,978	14,805,978

Total Money Market Funds
(Cost: $14,805,978)		14,805,978

Total Investments
(Cost: $920,653,829)		972,030,020

Other Assets & Liabilities, Net		(996,750)

Net Assets		971,033,270

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	34,281,168	234,589,892	(254,065,082)	14,805,978	25,690	14,805,978

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	177

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	112,025,149	—	—	112,025,149

Consumer Staples	25,796,904	—	—	25,796,904

Energy	69,490,788	—	—	69,490,788

Financials	233,390,714	—	—	233,390,714

Health Care	74,826,972	—	—	74,826,972

Industrials	153,444,730	—	—	153,444,730

Information Technology	146,838,748	—	—	146,838,748

Materials	98,331,266	—	—	98,331,266

Utilities	43,078,771	—	—	43,078,771

Total Equity Securities	957,224,042	—	—	957,224,042

Other

Money Market Funds	14,805,978	—	—	14,805,978

Total Other	14,805,978	—	—	14,805,978

Investments in Securities	972,030,020	—	—	972,030,020

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

178	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2012

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $757,851,458, 760,629,117 and $3,862,461,620)	$839,273,175	$760,629,117	$4,017,201,521

Repurchase agreements (identified cost $—, $21,800,000 and $—)	—	21,800,000	—

Affiliated issuers (identified cost $56,568,662, $— and $58,092,902)	56,568,662	—	58,092,902

Total investments (identified cost $814,420,120, $782,429,117 and $3,920,554,522)	895,841,837	782,429,117	4,075,294,423

Cash	16,584	88,524	71,475

Foreign currency (identified cost $—, $— and $164,850)	—	—	171,883

Unrealized appreciation on swap contracts	—	—	782,272

Premiums paid on outstanding swap contracts	—	—	7,864,946

Receivable for:

Investments sold	4,246,204	—	1,862,172

Capital shares sold	—	417,147	308,395

Dividends	641,064	—	310,463

Interest	1,989,142	26,964	26,276,617

Reclaims	6,653	—	19,224

Variation margin on futures contracts	—	—	1,557,794

Expense reimbursement due from Investment Manager	118,469	234,507	—

Prepaid expenses	4,791	4,703	16,258

Total assets	902,864,744	783,200,962	4,114,535,922

Liabilities

Unrealized depreciation on swap contracts	—	—	4,717,886

Premiums received on outstanding swap contracts	—	—	1,591,046

Payable for:

Investments purchased	8,149,285	—	1,587,011

Investments purchased on a delayed delivery basis	45,452,640	—	111,130,173

Capital shares purchased	927,643	469,334	4,279,830

Dividend distributions to shareholders	—	641	—

Variation margin on futures contracts	3,202	—	—

Investment management fees	461,015	218,055	1,393,742

Distribution and/or service fees	89,829	49,201	164,145

Foreign capital gains taxes deferred	—	—	4,562

Transfer agent fees	43,117	39,645	202,703

Administration fees	41,641	38,459	200,684

Compensation of board members	44,784	42,544	214,131

Other expenses	72,804	44,041	180,066

Total liabilities	55,285,960	901,920	125,665,979

Net assets applicable to outstanding capital stock	$847,578,784	$782,299,042	$3,988,869,943

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	179

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund

Represented by

Paid-in capital	$—	$784,859,920	$3,592,940,382

Undistributed (excess of distributions over) net investment income	—	(29,068)	133,552,362

Accumulated net realized gain (loss)	—	(2,531,810)	107,526,054

Unrealized appreciation (depreciation) on:

Investments	—	—	154,739,901

Foreign currency translations	—	—	7,967

Futures contracts	—	—	4,043,453

Swap contracts	—	—	(3,935,614)

Foreign capital gains tax	—	—	(4,562)

Partners’ capital	$847,578,784	$—	$—

Total — representing net assets applicable to outstanding capital stock	$ 847,578,784	$ 782,299,042	$3,988,869,943

Class 1

Net assets	$—	$324,194,537	$2,472,928,034

Shares outstanding	—	324,169,173	219,551,607

Net asset value per share	$—	$1.00	$11.26

Class 2

Net assets	$—	$8,224,315	$30,023,636

Shares outstanding	—	8,224,294	2,675,718

Net asset value per share	$—	$1.00	$11.22

Class 3

Net assets	$847,578,784	$449,880,190	$1,485,918,273

Shares outstanding	52,394,470	449,838,704	131,866,391

Net asset value per share	$16.18	$1.00	$11.27

The accompanying Notes to Financial Statements are an integral part of this statement.

180	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – High Yield Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $808,366,577, $1,308,218,493 and $576,777,870)	$966,338,267	$1,436,664,190	$617,488,067

Affiliated issuers (identified cost $3,983,066, $123,146,933 and $17,987,597)	3,983,066	123,146,933	17,987,597

Total investments (identified cost $812,349,643, $1,431,365,426 and $594,765,467)	970,321,333	1,559,811,123	635,475,664

Cash	881	—	199,190

Foreign currency (identified cost $221,583, $27,844,422 and $—)	180,189	26,618,676	—

Margin deposits on futures contracts	—	6,039,787	—

Unrealized appreciation on forward foreign currency exchange contracts	—	3,449,889	—

Receivable for:

Investments sold	17,677,015	3,580,758	4,730,815

Capital shares sold	50,760	320,523	—

Dividends	280,736	12,611	1,839

Interest	—	15,757,317	9,949,244

Reclaims	—	649,004	1,373

Expense reimbursement due from Investment Manager	26,584	—	20,066

Prepaid expenses	3,491	7,469	3,935

Total assets	988,540,989	1,616,247,157	650,382,126

Liabilities

Disbursements in excess of cash	—	350,121	—

Unrealized depreciation on forward foreign currency exchange contracts	—	12,236,537	—

Payable for:

Investments purchased	13,060,353	1,201,203	3,263,657

Investments purchased on a delayed delivery basis	—	600,829	6,178,193

Capital shares purchased	1,347,861	1,757,422	812,479

Variation margin on futures contracts	—	378,009	—

Investment management fees	868,562	750,975	313,962

Distribution and/or service fees	40,561	46,846	69,361

Foreign capital gains taxes deferred	—	700,259	—

Transfer agent fees	48,642	81,467	32,490

Administration fees	62,922	101,401	37,317

Compensation of board members	41,846	74,443	33,183

Other expenses	152,627	79,488	52,932

Total liabilities	15,623,374	18,359,000	10,793,574

Net assets applicable to outstanding capital stock	$972,917,615	$1,597,888,157	$639,588,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	181

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – High Yield Bond Fund

Represented by

Paid-in capital	$847,583,466	$1,443,707,004	$662,358,168

Undistributed (excess of distributions over) net investment income	121,325	34,683,699	36,966,923

Accumulated net realized gain (loss)	(32,760,670)	6,719	(100,446,736)

Unrealized appreciation (depreciation) on:

Investments	157,971,690	128,445,697	40,710,197

Foreign currency translations	1,804	(87,846)	—

Forward foreign currency exchange contracts	—	(8,786,648)	—

Futures contracts	—	619,791	—

Foreign capital gains tax	—	(700,259)	—

Total — representing net assets applicable to outstanding capital stock	$972,917,615	$1,597,888,157	$639,588,552

Class 1

Net assets	$592,820,247	$1,168,703,651	$6,617

Shares outstanding	36,634,361	95,777,076	917

Net asset value per share	$16.18	$12.20	$7.22

Class 2

Net assets	$8,805,904	$9,792,118	$16,469,414

Shares outstanding	545,449	803,475	2,295,378

Net asset value per share	$16.14	$12.19	$7.18

Class 3

Net assets	$371,291,464	$419,392,388	$623,112,521

Shares outstanding	22,953,743	34,358,093	86,440,762

Net asset value per share	$16.18	$12.21	$7.21

The accompanying Notes to Financial Statements are an integral part of this statement.

182	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Large Core Quantitative Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,066,371,536, $447,582,441 and $2,276,499,910)	$1,204,046,691	$480,085,074	$2,489,859,638

Affiliated issuers (identified cost $9,393,264, $17,494,195 and $329,560,414)	9,393,264	17,494,195	329,560,414

Total investments (identified cost $1,075,764,800, $465,076,636 and $2,606,060,324)	1,213,439,955	497,579,269	2,819,420,052

Cash	123	—	—

Foreign currency (identified cost $—, $— and $121,848,070)	—	—	122,106,021

Margin deposits on futures contracts	—	—	4,328,000

Unrealized appreciation on forward foreign currency exchange contracts	—	—	2,064,794

Receivable for:

Investments sold	—	1,440,390	7,427,355

Capital shares sold	5,162	378	370,318

Dividends	1,081,746	140,737	38,560

Interest	—	—	11,280,396

Reclaims	13,372	—	83,814

Variation margin on futures contracts	297,825	—	625,647

Expense reimbursement due from Investment Manager	—	22,887	—

Prepaid expenses	6,216	3,421	12,541

Total assets	1,214,844,399	499,187,082	2,967,757,498

Liabilities

Option contracts written, at value (premiums received $—, $— and $466,072)	—	—	224,250

Unrealized depreciation on forward foreign currency exchange contracts	—	—	18,078,557

Payable for:

Investments purchased	20,335	9,282,738	—

Capital shares purchased	1,487,246	686,795	3,423,449

Investment management fees	684,580	312,575	1,037,836

Distribution and/or service fees	129,082	28,715	33,909

Transfer agent fees	61,903	24,676	149,890

Administration fees	57,939	24,676	156,245

Compensation of board members	60,304	19,683	108,498

Other expenses	62,469	95,130	110,217

Other liabilities	—	501,506	—

Total liabilities	2,563,858	10,976,494	23,322,851

Net assets applicable to outstanding capital stock	$1,212,280,541	$488,210,588	$2,944,434,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	183

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Large Core Quantitative Fund		Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund

Represented by

Paid-in capital	$—		$—	$2,918,462,606

Excess of distributions over net investment income	—		—	(248,683,484)

Accumulated net realized gain	—		—	75,223,951

Unrealized appreciation (depreciation) on:

Investments	—		—	213,359,728

Foreign currency translations	—		—	708,953

Forward foreign currency exchange contracts	—		—	(16,013,763)

Futures contracts	—		—	1,134,834

Options contracts written	—		—	241,822

Partners’ capital	$1,212,280,541		$488,210,588	$—

Total — representing net assets applicable to outstanding capital stock	$1,212,280,541		$488,210,588	$2,944,434,647

Class 1

Net assets	$6,456		$216,944,096	$2,635,289,194

Shares outstanding	278		15,746,350	275,727,291

Net asset value per share	$23.24	(a)	$13.78	$9.56

Class 2

Net assets	$1,100,911		$920,882	$9,443,473

Shares outstanding	47,671		67,245	992,340

Net asset value per share	$23.09		$13.69	$9.52

Class 3

Net assets	$1,211,173,174		$270,345,610	$299,701,980

Shares outstanding	52,308,397		19,689,119	31,336,742

Net asset value per share	$23.15		$13.73	$9.56

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

184	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,273,868,578, $910,465,954 and $905,847,851)	$1,485,326,203	$936,243,918	$957,224,042

Affiliated issuers (identified cost $150,616,568, $14,452,582 and $14,805,978)	150,616,568	14,452,582	14,805,978

Total investments (identified cost $1,424,485,146, $924,918,536 and $920,653,829)	1,635,942,771	950,696,500	972,030,020

Cash	820,477	—	—

Receivable for:

Investments sold	499,117	—	—

Capital shares sold	177,659	126,899	7,992

Dividends	1,055,225	1,284,878	937,458

Interest	—	665	—

Reclaims	—	538,899	—

Expense reimbursement due from Investment Manager	174,696	49,794	28,912

Prepaid expenses	7,247	5,376	5,068

Total assets	1,638,677,192	952,703,011	973,009,450

Liabilities

Payable for:

Investments purchased	3,580,862	1,278,552	—

Capital shares purchased	2,056,338	1,132,051	1,199,770

Investment management fees	1,235,058	577,731	627,895

Distribution and/or service fees	21,419	6,167	2,471

Transfer agent fees	81,523	48,266	49,056

Administration fees	101,467	46,362	47,086

Compensation of board members	59,283	75,654	18,602

Other expenses	61,156	36,288	31,300

Total liabilities	7,197,106	3,201,071	1,976,180

Net assets applicable to outstanding capital stock	$1,631,480,086	$949,501,940	$971,033,270

Represented by

Partners’ capital	$1,631,480,086	$949,501,940	$971,033,270

Total — representing net assets applicable to outstanding capital stock	$1,631,480,086	$949,501,940	$971,033,270

Class 1

Net assets	$1,428,970,501	$893,849,436	$951,190,118

Shares outstanding	86,006,734	83,480,237	77,490,764

Net asset value per share	$16.61	$10.71	$12.27

Class 2

Net assets	$1,729,505	$2,123,984	$3,690,456

Shares outstanding	104,813	199,393	302,563

Net asset value per share	$16.50	$10.65	$12.20

Class 3

Net assets	$200,780,080	$53,528,520	$16,152,696

Shares outstanding	12,133,747	5,014,755	1,319,503

Net asset value per share	$16.55	$10.67	$12.24

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	185

Columbia Variable Portfolio Funds

Statement of Operations

Year ended December 31, 2012

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$11,181,246	$—	$4,892,389
Dividends — affiliated issuers	85,791	—	82,710
Interest	9,195,090	1,205,216	156,902,819
Income from securities lending — net	70,198	—	1,341,581
Foreign taxes withheld	(18,060)	—	(7,680)

Total income	20,514,265	1,205,216	163,211,819

Expenses:
Investment management fees	5,550,568	2,682,784	16,699,775
Distribution and/or service fees
Class 2	—	20,575	52,961
Class 3	1,082,306	624,321	1,880,679
Transfer agent fees
Class 1	—	183,161	1,514,282
Class 2	—	4,938	12,710
Class 3	519,493	299,666	902,701
Administration fees	501,271	472,187	2,400,800
Compensation of board members	28,210	31,813	100,080
Custodian fees	28,646	20,904	56,606
Printing and postage fees	175,234	80,825	218,147
Professional fees	45,380	32,242	25,009
Other	50,273	24,490	104,189

Total expenses	7,981,381	4,477,906	23,967,939
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,051,707)	(3,351,515)	—

Total net expenses	6,929,674	1,126,391	23,967,939

Net investment income	13,584,591	78,825	139,243,880

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	58,342,897	73,251	171,936,712
Foreign currency translations	(32,149)	—	4,125
Futures contracts	(390,812)	—	(22,704,735)
Swap contracts	—	—	(21,832,822)

Net realized gain	57,919,936	73,251	127,403,280
Net change in unrealized appreciation (depreciation) on:
Investments	43,460,438	—	22,446,714
Foreign currency translations	26,766	—	8,361
Futures contracts	104,548	—	10,404,293
Swap contracts	—	—	(2,257,441)
Foreign capital gains tax	—	—	(4,562)

Net change in unrealized appreciation (depreciation)	43,591,752	—	30,597,365

Net realized and unrealized gain	101,511,688	73,251	158,000,645

Net increase in net assets resulting from operations	$115,096,279	$152,076	$297,244,525

The accompanying Notes to Financial Statements are an integral part of this statement.

186	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – High Yield Bond Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$20,246,252	$—	$—
Dividends — affiliated issuers	25,959	163,793	31,236
Interest	1,460	57,592,267	45,429,390
Income from securities lending — net	81,763	75,515	175,660
Foreign taxes withheld	(2,017,352)	(287,253)	—

Total income	18,338,082	57,544,322	45,636,286

Expenses:
Investment management fees	10,035,922	9,060,398	3,633,642
Distribution and/or service fees
Class 2	16,913	18,499	28,242
Class 3	463,789	547,138	768,978
Transfer agent fees
Class 1	334,954	716,817	4
Class 2	4,059	4,440	6,778
Class 3	222,613	262,619	369,100
Administration fees	727,124	1,223,104	432,292
Compensation of board members	30,456	30,625	20,589
Custodian fees	528,053	151,267	13,349
Printing and postage fees	75,534	72,794	146,305
Professional fees	48,853	46,886	45,838
Line of credit interest expense	1,105	—	—
Other	74,518	40,913	21,840

Total expenses	12,563,893	12,175,500	5,486,957
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,179)	—	(112,594)

Total net expenses	12,377,714	12,175,500	5,374,363

Net investment income	5,960,368	45,368,822	40,261,923

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(17,876,538)	23,046,743	20,245,533
Foreign currency translations	(1,309,870)	(2,184,051)	—
Forward foreign currency exchange contracts	—	17,883,360	—
Futures contracts	—	5,863,151	—
Increase from payment by affiliate (see Note 6)	493,865	—	—

Net realized gain (loss)	(18,692,543)	44,609,203	20,245,533
Net change in unrealized appreciation (depreciation) on:
Investments	190,094,453	19,934,950	30,324,399
Foreign currency translations	(9,182)	1,833,388	—
Forward foreign currency exchange contracts	—	(10,143,449)	—
Futures contracts	—	(1,869,767)	—
Foreign capital gains tax	255,102	72,878	—

Net change in unrealized appreciation (depreciation)	190,340,373	9,828,000	30,324,399

Net realized and unrealized gain	171,647,830	54,437,203	50,569,932

Net increase in net assets resulting from operations	$177,608,198	$99,806,025	$90,831,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	187

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Columbia Variable Portfolio – Large Core Quantitative Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$29,654,384	$4,667,283	$—
Dividends — affiliated issuers	18,404	19,612	137,957
Interest	—	—	76,915,535
Income from securities lending — net	1,366,431	92,766	636,416
Foreign taxes withheld	(23,024)	(989)	—

Total income	31,016,195	4,778,672	77,689,908

Expenses:
Investment management fees	8,381,157	3,212,665	12,218,818
Distribution and/or service fees
Class 2	1,731	1,913	17,156
Class 3	1,587,150	366,651	389,286
Transfer agent fees
Class 1	4	77,235	1,573,125
Class 2	415	459	4,117
Class 3	761,811	175,988	186,852
Administration fees	710,399	253,602	1,839,264
Compensation of board members	37,931	17,669	73,726
Custodian fees	19,019	5,814	118,968
Printing and postage fees	194,434	132,476	87,832
Professional fees	34,587	27,894	25,775
Other	36,887	17,453	76,496

Total expenses	11,765,525	4,289,819	16,611,415
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(331,372)	(137,867)	—

Total net expenses	11,434,153	4,151,952	16,611,415

Net investment income	19,582,042	626,720	61,078,493

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	139,055,395	11,800,154	98,235,452
Foreign currency translations	1,969	—	(572,210)
Forward foreign currency exchange contracts	—	—	(28,595,175)
Futures contracts	2,728,336	—	(4,368,171)
Options contracts written	—	—	62,469

Net realized gain	141,785,700	11,800,154	64,762,365
Net change in unrealized appreciation (depreciation) on:
Investments	4,876,310	30,066,620	66,320,701
Foreign currency translations	(1,604)	—	1,134,003
Forward foreign currency exchange contracts	—	—	(27,469,734)
Futures contracts	(244,340)	—	424,553
Options contracts written	—	—	241,822

Net change in unrealized appreciation (depreciation)	4,630,366	30,066,620	40,651,345

Net realized and unrealized gain	146,416,066	41,866,774	105,413,710

Net increase in net assets resulting from operations	$165,998,108	$42,493,494	$166,492,203

The accompanying Notes to Financial Statements are an integral part of this statement.

188	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$30,984,898	$24,835,286	$19,476,865
Dividends — affiliated issuers	200,617	254,746	25,690
Interest	2	5,855	612
Income from securities lending — net	1,320,835	579,245	42,739
Foreign taxes withheld	(257,579)	(424,545)	(91,558)

Total income	32,248,773	25,250,587	19,454,348

Expenses:
Investment management fees	14,279,048	8,219,560	7,273,227
Distribution and/or service fees
Class 2	3,007	4,439	7,518
Class 3	265,401	73,731	20,203
Transfer agent fees
Class 1	813,404	655,958	556,531
Class 2	722	1,065	1,804
Class 3	127,389	35,390	9,694
Administration fees	1,173,680	651,410	545,759
Compensation of board members	42,538	20,615	28,508
Custodian fees	33,849	32,551	17,308
Printing and postage fees	68,278	15,945	19,510
Professional fees	19,002	39,821	20,308
Other	46,617	(21,426)	31,467

Total expenses	16,872,935	9,729,059	8,531,837
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,771,593)	(670,972)	(237,964)

Total net expenses	15,101,342	9,058,087	8,293,873

Net investment income	17,147,431	16,192,500	11,160,475

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	92,898,830	249,077,730	101,763,529
Foreign currency translations	—	(188,737)	—

Net realized gain	92,898,830	248,888,993	101,763,529
Net change in unrealized appreciation (depreciation) on:
Investments	91,412,465	(140,068,351)	34,092,152
Foreign currency translations	—	11,662	—

Net change in unrealized appreciation (depreciation)	91,412,465	(140,056,689)	34,092,152

Net realized and unrealized gain	184,311,295	108,832,304	135,855,681

Net increase in net assets resulting from operations	$201,458,726	$125,024,804	$147,016,156

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	189

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets

	Columbia Variable Portfolio – Balanced Fund		Columbia Variable Portfolio – Cash Management Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$13,584,591	$16,455,950	$78,825	$77,176

Net realized gain	57,919,936	146,857,608	73,251	141

Net change in unrealized appreciation (depreciation)	43,591,752	(140,794,606)	—	—

Net increase in net assets resulting from operations	115,096,279	22,518,952	152,076	77,317

Distributions to shareholders

Net investment income

Class 1	—	—	(30,465)	(23,478)

Class 2	—	—	(820)	(679)

Class 3	—	—	(49,767)	(57,864)

Total distributions to shareholders	—	—	(81,052)	(82,021)

Increase (decrease) in net assets from capital stock activity	(114,397,948)	(135,638,494)	(90,627,209)	34,558,775

Total increase (decrease) in net assets	698,331	(113,119,542)	(90,556,185)	34,554,071

Net assets at beginning of year	846,880,453	959,999,995	872,855,227	838,301,156

Net assets at end of year	$847,578,784	$846,880,453	$782,299,042	$872,855,227

Excess of distributions over net investment income	$—	$—	$(29,068)	$(26,841)

The accompanying Notes to Financial Statements are an integral part of this statement.

190	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Diversified Bond Fund		Columbia Variable Portfolio – Emerging Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$139,243,880	$144,052,820	$5,960,368	$8,740,019

Net realized gain (loss)	127,403,280	116,494,302	(18,692,543)	22,359,471

Net change in unrealized appreciation (depreciation)	30,597,365	288,041	190,340,373	(248,751,705)

Net increase (decrease) in net assets resulting from operations	297,244,525	260,835,163	177,608,198	(217,652,215)

Distributions to shareholders

Net investment income

Class 1	(93,579,698)	(114,579,865)	(3,047,395)	(6,367,202)

Class 2	(816,165)	(342,058)	(23,466)	(41,216)

Class 3	(58,010,788)	(70,652,183)	(1,429,262)	(5,363,860)

Net realized gains

Class 1	(60,504,098)	—	(13,171,744)	(7,491,439)

Class 2	(545,522)	—	(154,582)	(61,068)

Class 3	(38,685,469)	—	(8,380,498)	(7,110,572)

Total distributions to shareholders	(252,141,740)	(185,574,106)	(26,206,947)	(26,435,357)

Increase (decrease) in net assets from capital stock activity	(144,448,688)	73,207,183	(52,247,752)	68,171,731

Total increase (decrease) in net assets	(99,345,903)	148,468,240	99,153,499	(175,915,841)

Net assets at beginning of year	4,088,215,846	3,939,747,606	873,764,116	1,049,679,957

Net assets at end of year	$3,988,869,943	$4,088,215,846	$972,917,615	$873,764,116

Undistributed (excess of distributions over) net investment income	$140,672,337	$153,835,108	$1,431,229	$(29,016)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	191

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Global Bond Fund		Columbia Variable Portfolio – High Yield Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$45,368,822	$53,467,322	$40,261,923	$45,709,469

Net realized gain	44,609,203	7,008,176	20,245,533	22,560,597

Net change in unrealized appreciation (depreciation)	9,828,000	19,567,775	30,324,399	(32,727,317)

Net increase in net assets resulting from operations	99,806,025	80,043,273	90,831,855	35,542,749

Distributions to shareholders

Net investment income

Class 1	(34,252,764)	(35,940,252)	(461)	(461)

Class 2	(180,699)	(113,705)	(841,185)	(452,123)

Class 3	(11,566,004)	(13,946,863)	(44,893,819)	(52,697,933)

Net realized gains

Class 1	(5,862,172)	(5,911,561)	—	—

Class 2	(38,512)	(17,771)	—	—

Class 3	(2,288,995)	(2,404,742)	—	—

Total distributions to shareholders	(54,189,146)	(58,334,894)	(45,735,465)	(53,150,517)

Increase (decrease) in net assets from capital stock activity	(107,006,418)	28,781,833	(8,758,587)	(59,058,497)

Total increase (decrease) in net assets	(61,389,539)	50,490,212	36,337,803	(76,666,265)

Net assets at beginning of year	1,659,277,696	1,608,787,484	603,250,749	679,917,014

Net assets at end of year	$1,597,888,157	$1,659,277,696	$639,588,552	$603,250,749

Undistributed (excess of distributions over) net investment income	$(245,294)	$385,351	$36,966,923	$42,440,465

The accompanying Notes to Financial Statements are an integral part of this statement.

192	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Large Core Quantitative Fund		Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income (loss)	$19,582,042	$19,023,052	$626,720	$(730,971)

Net realized gain	141,785,700	115,159,850	11,800,154	4,730,062

Net change in unrealized appreciation (depreciation)	4,630,366	(65,001,880)	30,066,620	(58,854,010)

Net increase (decrease) in net assets resulting from operations	165,998,108	69,181,022	42,493,494	(54,854,919)

Increase (decrease) in net assets from capital stock activity	(183,087,479)	(212,851,938)	153,024,720	(60,537,523)

Total increase (decrease) in net assets	(17,089,371)	(143,670,916)	195,518,214	(115,392,442)

Net assets at beginning of year	1,229,369,912	1,373,040,828	292,692,374	408,084,816

Net assets at end of year	$1,212,280,541	$1,229,369,912	$488,210,588	$292,692,374

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	193

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund		Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$61,078,493	$103,843,355	$17,147,431	$5,136,216

Net realized gain	64,762,365	23,671,321	92,898,830	113,813,380

Net change in unrealized appreciation (depreciation)	40,651,345	140,683,552	91,412,465	(177,706,865)

Net increase (decrease) in net assets resulting from operations	166,492,203	268,198,228	201,458,726	(58,757,269)

Distributions to shareholders

Net investment income

Class 1	(114,494,228)	(184,555,714)	—	—

Class 2	(299,653)	(217,071)	—	—

Class 3	(13,664,471)	(23,200,635)	—	—

Net realized gains

Class 1	(31,289,868)	(31,337,409)	—	—

Class 2	(84,746)	(37,182)	—	—

Class 3	(3,842,490)	(4,014,580)	—	—

Total distributions to shareholders	(163,675,456)	(243,362,591)	—	—

Increase (decrease) in net assets from capital stock activity	69,872,810	305,640,633	(51,885,633)	87,463,674

Total increase in net assets	72,689,557	330,476,270	149,573,093	28,706,405

Net assets at beginning of year	2,871,745,090	2,541,268,820	1,481,906,993	1,453,200,588

Net assets at end of year	$2,944,434,647	$2,871,745,090	$1,631,480,086	$1,481,906,993

Excess of distributions over net investment income	$(223,033,358)	$(155,653,499)	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

194	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Sit Dividend Growth Fund		Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$16,192,500	$13,271,519	$11,160,475	$6,905,508

Net realized gain	248,888,993	75,883,698	101,763,529	43,788,244

Net change in unrealized appreciation (depreciation)	(140,056,689)	(132,065,429)	34,092,152	(108,756,533)

Net increase (decrease) in net assets resulting from operations	125,024,804	(42,910,212)	147,016,156	(58,062,781)

Increase (decrease) in net assets from capital stock activity	(514,775,196)	(46,432,652)	(33,428,074)	11,991,638

Total increase (decrease) in net assets	(389,750,392)	(89,342,864)	113,588,082	(46,071,143)

Net assets at beginning of year	1,339,252,332	1,428,595,196	857,445,188	903,516,331

Net assets at end of year	$949,501,940	$1,339,252,332	$971,033,270	$857,445,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	195

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Balanced Fund				Columbia Variable Portfolio – Cash Management Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	—	—	50,905,616	50,905,616	75,731,298	75,731,299

Distributions reinvested	—	—	—	—	30,355	30,355	23,381	23,381

Redemptions	—	—	—	—	(9,943,526)	(9,943,526)	(5,404,333)	(5,404,333)

Net increase	—	—	—	—	40,992,445	40,992,445	70,350,346	70,350,347

Class 2 shares

Subscriptions	—	—	—	—	9,407,991	9,407,991	18,328,306	18,328,306

Distributions reinvested	—	—	—	—	819	819	675	675

Redemptions	—	—	—	—	(10,959,055)	(10,959,055)	(12,383,918)	(12,383,918)

Net increase (decrease)	—	—	—	—	(1,550,245)	(1,550,245)	5,945,063	5,945,063

Class 3 Shares

Subscriptions	74,015	1,150,750	91,761	1,295,284	34,068,883	34,068,883	239,204,957	239,204,957

Distributions reinvested	—	—	—	—	49,717	49,717	57,716	57,716

Redemptions	(7,496,082)	(115,548,698)	(9,688,543)	(136,933,778)	(164,188,009)	(164,188,009)	(280,999,308)	(280,999,308)

Net (decrease)	(7,422,067)	(114,397,948)	(9,596,782)	(135,638,494)	(130,069,409)	(130,069,409)	(41,736,635)	(41,736,635)

Total net increase (decrease)	(7,422,067)	(114,397,948)	(9,596,782)	(135,638,494)	(90,627,209)	(90,627,209)	34,558,774	34,558,775

The accompanying Notes to Financial Statements are an integral part of this statement.

196	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Diversified Bond Fund				Columbia Variable Portfolio – Emerging Markets Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	17,853,437	201,710,907	29,082,202	321,675,066	4,170,217	58,684,960	8,996,574	137,536,116

Distributions reinvested	14,188,195	154,083,796	10,658,592	114,579,865	1,183,954	16,219,139	834,733	13,858,641

Redemptions	(41,589,350)	(478,515,755)	(12,855,411)	(141,510,760)	(4,939,247)	(73,777,376)	(938,043)	(15,607,781)

Net increase (decrease)	(9,547,718)	(122,721,052)	26,885,383	294,744,171	414,924	1,126,723	8,893,264	135,786,976

Class 2 shares

Subscriptions	1,541,075	17,325,168	1,048,529	11,593,440	247,342	3,675,724	252,067	4,166,338

Distributions reinvested	125,733	1,361,687	31,849	342,058	13,060	178,048	6,162	102,284

Redemptions	(208,411)	(2,340,220)	(174,432)	(1,927,783)	(51,025)	(764,426)	(36,583)	(603,036)

Net increase	1,458,397	16,346,635	905,946	10,007,715	209,377	3,089,346	221,646	3,665,586

Class 3 Shares

Subscriptions	1,547,492	17,523,101	1,350,292	14,933,648	202,538	2,866,420	666,893	10,244,825

Distributions reinvested	8,895,700	96,696,257	6,566,188	70,652,183	718,342	9,809,760	744,640	12,474,432

Redemptions	(13,518,924)	(152,293,629)	(28,622,578)	(317,130,534)	(4,646,046)	(69,140,001)	(5,800,594)	(94,000,088)

Net (decrease)	(3,075,732)	(38,074,271)	(20,706,098)	(231,544,703)	(3,725,166)	(56,463,821)	(4,389,061)	(71,280,831)

Total net increase (decrease)	(11,165,053)	(144,448,688)	7,085,231	73,207,183	(3,100,865)	(52,247,752)	4,725,849	68,171,731

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	197

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Global Bond Fund				Columbia Variable Portfolio – High Yield Bond Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	13,500,612	162,361,762	10,942,435	129,524,492	—	—	—	—

Distributions reinvested	3,383,190	40,114,936	3,529,002	41,851,813	69	461	70	461

Redemptions	(22,209,971)	(263,738,085)	(6,295,656)	(75,390,873)	—	—	—	—

Net increase (decrease)	(5,326,169)	(61,261,387)	8,175,781	95,985,432	69	461	70	461

Class 2 shares

Subscriptions	363,263	4,368,398	338,557	4,045,135	1,284,108	8,994,501	755,109	5,271,082

Distributions reinvested	18,479	219,211	11,101	131,476	127,067	841,185	68,503	452,123

Redemptions	(49,585)	(595,274)	(34,604)	(410,319)	(143,328)	(993,424)	(103,910)	(693,694)

Net increase	332,157	3,992,335	315,054	3,766,292	1,267,847	8,842,262	719,702	5,029,511

Class 3 Shares

Subscriptions	253,001	3,040,150	265,379	3,151,563	877,282	6,108,711	1,055,035	7,120,723

Distributions reinvested	1,168,861	13,854,999	1,377,886	16,351,605	6,750,950	44,893,819	7,960,413	52,697,933

Redemptions	(5,554,641)	(66,632,515)	(7,604,668)	(90,473,059)	(9,781,736)	(68,603,840)	(18,188,231)	(123,907,125)

Net (decrease)	(4,132,779)	(49,737,366)	(5,961,403)	(70,969,891)	(2,153,504)	(17,601,310)	(9,172,783)	(64,088,469)

Total net increase (decrease)	(9,126,791)	(107,006,418)	2,529,432	28,781,833	(885,588)	(8,758,587)	(8,453,011)	(59,058,497)

The accompanying Notes to Financial Statements are an integral part of this statement.

198	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Large Core Quantitative Fund				Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	—	—	16,126,921	211,852,850	—	—

Redemptions	—	—	—	—	(380,947)	(5,186,840)	—	—

Net increase	—	—	—	—	15,745,974	206,666,010	—	—

Class 2 shares

Subscriptions	38,150	855,235	12,021	236,475	28,538	389,482	50,334	714,941

Redemptions	(3,000)	(67,498)	(1,172)	(23,872)	(7,675)	(102,391)	(13,170)	(160,583)

Net increase	35,150	787,737	10,849	212,603	20,863	287,091	37,164	554,358

Class 3 Shares

Subscriptions	42,226	945,235	71,168	1,419,281	26,232	354,668	121,203	1,730,268

Redemptions	(8,203,744)	(184,820,451)	(10,665,575)	(214,483,822)	(4,010,089)	(54,283,049)	(4,522,176)	(62,822,149)

Net (decrease)	(8,161,518)	(183,875,216)	(10,594,407)	(213,064,541)	(3,983,857)	(53,928,381)	(4,400,973)	(61,091,881)

Total net increase (decrease)	(8,126,368)	(183,087,479)	(10,583,558)	(212,851,938)	11,782,980	153,024,720	(4,363,809)	(60,537,523)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	199

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund				Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	24,631,064	235,632,657	26,535,777	252,314,866	5,644,420	86,645,105	11,831,299	171,884,024

Distributions reinvested	15,675,709	145,784,095	23,802,990	215,893,123	—	—	—	—

Redemptions	(30,382,956)	(296,112,218)	(16,187,306)	(152,297,760)	(5,827,240)	(92,340,760)	(2,129,505)	(32,279,608)

Net increase (decrease)	9,923,817	85,304,534	34,151,461	315,910,229	(182,820)	(5,695,655)	9,701,794	139,604,416

Class 2 shares

Subscriptions	565,944	5,384,310	423,963	4,041,546	55,601	873,094	67,360	1,036,924

Distributions reinvested	41,467	384,399	28,063	254,253	—	—	—	—

Redemptions	(140,268)	(1,328,312)	(55,628)	(527,599)	(6,036)	(93,658)	(43,876)	(624,946)

Net increase	467,143	4,440,397	396,398	3,768,200	49,565	779,436	23,484	411,978

Class 3 Shares

Subscriptions	987,956	9,435,909	1,882,842	17,804,431	93,914	1,460,797	263,596	3,727,706

Distributions reinvested	1,880,447	17,506,961	2,997,270	27,215,215	—	—	—	—

Redemptions	(4,893,276)	(46,814,991)	(6,209,574)	(59,057,442)	(3,091,847)	(48,430,211)	(3,751,548)	(56,280,426)

Net (decrease)	(2,024,873)	(19,872,121)	(1,329,462)	(14,037,796)	(2,997,933)	(46,969,414)	(3,487,952)	(52,552,720)

Total net increase (decrease)	8,366,087	69,872,810	33,218,397	305,640,633	(3,131,188)	(51,885,633)	6,237,326	87,463,674

The accompanying Notes to Financial Statements are an integral part of this statement.

200	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Sit Dividend Growth Fund				Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	3,796,087	39,772,635	12,706,019	123,731,638	3,103,554	34,411,308	2,233,065	25,879,040

Redemptions	(52,575,798)	(541,263,443)	(15,342,208)	(154,921,160)	(5,787,659)	(67,629,606)	(1,354,430)	(15,660,039)

Net increase (decrease)	(48,779,711)	(501,490,808)	(2,636,189)	(31,189,522)	(2,684,105)	(33,218,298)	878,635	10,219,001

Class 2 shares

Subscriptions	87,041	908,757	108,395	1,075,832	154,653	1,784,293	220,586	2,462,455

Redemptions	(25,817)	(264,953)	(17,414)	(167,838)	(50,117)	(583,303)	(69,744)	(724,971)

Net increase	61,224	643,804	90,981	907,994	104,536	1,200,990	150,842	1,737,484

Class 3 Shares

Subscriptions	65,024	673,620	247,115	2,433,059	142,183	1,632,695	217,128	2,446,207

Distributions reinvested	—	—	—	—	—	—	—	—

Redemptions	(1,403,411)	(14,601,812)	(1,878,985)	(18,584,183)	(262,883)	(3,043,461)	(217,473)	(2,411,054)

Net increase (decrease)	(1,338,387)	(13,928,192)	(1,631,870)	(16,151,124)	(120,700)	(1,410,766)	(345)	35,153

Total net increase (decrease)	(50,056,874)	(514,775,196)	(4,177,078)	(46,432,652)	(2,700,269)	(33,428,074)	1,029,132	11,991,638

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	201

Columbia Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Balanced Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.16		$13.83		$12.29		$9.89		$15.09

Income from investment operations:

Net investment income (loss)	0.24		0.25		0.27		0.29		0.46

Net realized and unrealized gain (loss)	1.78		0.08		1.27		2.11		(4.72)

Total from investment operations	2.02		0.33		1.54		2.40		(4.26)

Less distributions to shareholders:

Net investment income	—		—		—		—		(0.03)

Net realized gains	—		—		—		—		(0.91)

Total distributions to shareholders	—		—		—		—		(0.94)

Net asset value, end of period	$16.18		$14.16		$13.83		$12.29		$9.89

Total return	14.26%		2.39%		12.53%		24.23%		(29.92%)

Ratios to average net assets(a)

Total gross expenses	0.92%		0.90%		0.83%		0.73%		0.71%

Total net expenses(b)	0.80%		0.83%		0.83%		0.73%		0.71%

Net investment income	1.57%		1.81%		2.15%		2.75%		3.27%

Supplemental data

Net assets, end of period (in thousands)	$847,579		$846,880		$960,000		$1,016,394		$920,800

Portfolio turnover	127	%(c)	192	%(c)	156	%(c)	208	%(c)	131	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 168%, 96%, 164% and 82% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

202	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01	%(c)

Ratios to average net assets

Total gross expenses	0.47%		0.47%		0.51	%(d)

Total net expenses(e)	0.14%		0.15%		0.23	%(d)

Net investment income	0.01%		0.01%		0.01	%(d)

Supplemental data

Net assets, end of period (in thousands)	$324,195		$283,185		$212,830

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	203

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.02%

Ratios to average net assets

Total gross expenses	0.72%		0.71%		0.76	%(c)

Total net expenses(d)	0.14%		0.15%		0.23	%(c)

Net investment income	0.01%		0.01%		0.00	%(c)(e)

Supplemental data

Net assets, end of period (in thousands)	$8,224		$9,774		$3,829

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

204	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.02

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Increase from payments by affiliate	—		—		0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.02

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)

Proceeds from regulatory settlements	—		—		—		(0.00	)(a)	—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01	%(b)	0.16	%(c)	2.31	%(d)

Ratios to average net assets

Total gross expenses	0.60%		0.59%		0.62%		0.64%		0.62%

Total net expenses(e)	0.14%		0.16%		0.22%		0.47	%(f)	0.62	%(f)

Net investment income	0.01%		0.01%		0.01%		0.07%		2.27%

Supplemental data

Net assets, end of period (in thousands)	$449,880		$579,896		$621,642		$959,022		$1,672,805

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.28%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.57%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	205

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$11.19		$11.00		$11.14

Income from investment operations:

Net investment income	0.39		0.40		0.28

Net realized and unrealized gain	0.44		0.32		0.23

Total from investment operations	0.83		0.72		0.51

Less distributions to shareholders:

Net investment income	(0.46)		(0.53)		(0.65)

Net realized gains	(0.30)		—		—

Total distributions to shareholders	(0.76)		(0.53)		(0.65)

Net asset value, end of period	$11.26		$11.19		$11.00

Total return	7.70%		6.75%		4.73%

Ratios to average net assets(b)

Total gross expenses	0.54%		0.55%		0.61	%(c)

Total net expenses(d)	0.54%		0.55%		0.61	%(c)

Net investment income	3.49%		3.66%		3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,472,928		$2,563,889		$2,224,176

Portfolio turnover	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226% and 256% for the years ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

206	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$11.16		$10.99		$11.14

Income from investment operations:

Net investment income	0.35		0.38		0.25

Net realized and unrealized gain	0.46		0.31		0.24

Total from investment operations	0.81		0.69		0.49

Less distributions to shareholders:

Net investment income	(0.45)		(0.52)		(0.64)

Net realized gains	(0.30)		—		—

Total distributions to shareholders	(0.75)		(0.52)		(0.64)

Net asset value, end of period	$11.22		$11.16		$10.99

Total return	7.49%		6.47%		4.60%

Ratios to average net assets(b)

Total gross expenses	0.80%		0.80%		0.85	%(c)

Total net expenses(d)	0.80%		0.80%		0.85	%(c)

Net investment income	3.15%		3.47%		3.44	%(c)

Supplemental data

Net assets, end of period (in thousands)	$30,024		$13,590		$3,422

Portfolio turnover	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226% and 256% for the years ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	207

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$11.20		$11.00		$10.76		$9.80		$10.50

Income from investment operations:

Net investment income	0.38		0.39		0.40		0.43		0.50

Net realized and unrealized gain (loss)	0.44		0.32		0.48		0.95		(1.15)

Total from investment operations	0.82		0.71		0.88		1.38		(0.65)

Less distributions to shareholders:

Net investment income	(0.45)		(0.51)		(0.64)		(0.42)		(0.05)

Net realized gains	(0.30)		—		—		—		—

Total distributions to shareholders	(0.75)		(0.51)		(0.64)		(0.42)		(0.05)

Net asset value, end of period	$11.27		$11.20		$11.00		$10.76		$9.80

Total return	7.56%		6.68%		8.33%		14.42%		(6.32%)

Ratios to average net assets(a)

Total gross expenses	0.67%		0.68%		0.71%		0.71%		0.72%

Total net expenses(b)	0.67%		0.68%		0.71%		0.71%		0.72%

Net investment income	3.35%		3.53%		3.62%		4.12%		4.77%

Supplemental data

Net assets, end of period (in thousands)	$1,485,918		$1,510,737		$1,712,149		$5,577,210		$4,479,609

Portfolio turnover	198	%(c)	330	%(c)	382	%(c)	434	%(c)	231	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226%, 256%, 308% and 120% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

208	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.82		$17.95	$15.68

Income from investment operations:

Net investment income	0.10		0.15	0.07

Net realized and unrealized gain (loss)	2.67		(3.83)	2.33

Increase from payments by affiliate	0.01		—	—

Total from investment operations	2.78		(3.68)	2.40

Less distributions to shareholders:

Net investment income	(0.08)		(0.20)	(0.13)

Net realized gains	(0.34)		(0.25)	—

Total distributions to shareholders	(0.42)		(0.45)	(0.13)

Net asset value, end of period	$16.18		$13.82	$17.95

Total return	20.67	%(b)	(20.90%)	15.48%

Ratios to average net assets(c)

Total gross expenses	1.29	%(d)	1.32%	1.37	%(e)

Total net expenses(f)	1.27	%(d)	1.32%	1.37	%(e)

Net investment income	0.69%		0.96%	0.71	%(e)

Supplemental data

Net assets, end of period (in thousands)	$592,820		$500,581	$490,399

Portfolio turnover	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	209

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.79		$17.92	$15.68

Income from investment operations:

Net investment income (loss)	0.06		0.12	(0.04)

Net realized and unrealized gain (loss)	2.67		(3.83)	2.41

Increase from payments by affiliate	0.01		—	—

Total from investment operations	2.74		(3.71)	2.37

Less distributions to shareholders:

Net investment income	(0.05)		(0.17)	(0.13)

Net realized gains	(0.34)		(0.25)	—

Total distributions to shareholders	(0.39)		(0.42)	(0.13)

Net asset value, end of period	$16.14		$13.79	$17.92

Total return	20.36	%(b)	(21.10%)	15.24%

Ratios to average net assets(c)

Total gross expenses	1.54	%(d)	1.57%	1.56	%(e)

Total net expenses(f)	1.52	%(d)	1.57%	1.56	%(e)

Net investment income (loss)	0.42%		0.78%	(0.33	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$8,806		$4,635	$2,050

Portfolio turnover	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

210	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 3	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$13.81		$17.94	$15.20	$8.76		$22.49

Income from investment operations:

Net investment income	0.08		0.13	0.11	0.06		0.16

Net realized and unrealized gain (loss)	2.68		(3.83)	2.85	6.42		(10.66)

Increase from payments by affiliate	0.01		—	—	—		—

Total from investment operations	2.77		(3.70)	2.96	6.48		(10.50)

Less distributions to shareholders:

Net investment income	(0.06)		(0.18)	(0.22)	(0.04)		(0.12)

Net realized gains	(0.34)		(0.25)	—	—		(3.11)

Total distributions to shareholders	(0.40)		(0.43)	(0.22)	(0.04)		(3.23)

Proceeds from regulatory settlements	—		—	—	0.00	(a)	—

Net asset value, end of period	$16.18		$13.81	$17.94	$15.20		$8.76

Total return	20.59	%(b)	(21.02%)	19.76%	74.08%		(53.71%)

Ratios to average net assets(c)

Total gross expenses	1.42	%(d)	1.44%	1.45%	1.42%		1.61%

Total net expenses(e)	1.40	%(d)	1.44%	1.45%	1.42%		1.61%

Net investment income	0.56%		0.83%	0.73%	0.52%		1.06%

Supplemental data

Net assets, end of period (in thousands)	$371,291		$368,548	$557,231	$911,711		$712,900

Portfolio turnover	150%		100%	86%	145	%(f)	140%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The aggregate cost of securities purchased for purposes of portfolio turnover excludes $41,979,743 for securities received at value on February 13, 2009 in exchange for Fund shares issued.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	211

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.85	$11.70	$11.41

Income from investment operations:

Net investment income	0.34	0.39	0.25

Net realized and unrealized gain	0.41	0.18	0.50

Total from investment operations	0.75	0.57	0.75

Less distributions to shareholders:

Net investment income	(0.34)	(0.36)	(0.46)

Net realized gains	(0.06)	(0.06)	—

Total distributions to shareholders	(0.40)	(0.42)	(0.46)

Net asset value, end of period	$12.20	$11.85	$11.70

Total return	6.43%	4.92%	6.72%

Ratios to average net assets(b)

Total gross expenses	0.71%	0.75%	0.85	%(c)

Total net expenses(d)	0.71%	0.75%	0.85	%(c)

Net investment income	2.80%	3.24%	3.35	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,168,704	$1,197,612	$1,086,905

Portfolio turnover	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

212	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.83	$11.69	$11.41

Income from investment operations:

Net investment income	0.31	0.35	0.22

Net realized and unrealized gain	0.42	0.19	0.51

Total from investment operations	0.73	0.54	0.73

Less distributions to shareholders:

Net investment income	(0.31)	(0.34)	(0.45)

Net realized gains	(0.06)	(0.06)	—

Total distributions to shareholders	(0.37)	(0.40)	(0.45)

Net asset value, end of period	$12.19	$11.83	$11.69

Total return	6.29%	4.62%	6.54%

Ratios to average net assets(b)

Total gross expenses	0.96%	0.99%	1.11	%(c)

Total net expenses(d)	0.96%	0.99%	1.10	%(c)

Net investment income	2.55%	2.95%	2.90	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,792	$5,578	$1,827

Portfolio turnover	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	213

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$11.85	$11.70	$11.50	$10.50	$11.32

Income from investment operations:

Net investment income	0.32	0.37	0.45	0.31	0.42

Net realized and unrealized gain (loss)	0.42	0.19	0.29	0.88	(0.46)

Total from investment operations	0.74	0.56	0.74	1.19	(0.04)

Less distributions to shareholders:

Net investment income	(0.32)	(0.35)	(0.54)	(0.19)	(0.77)

Net realized gains	(0.06)	(0.06)	—	—	(0.01)

Total distributions to shareholders	(0.38)	(0.41)	(0.54)	(0.19)	(0.78)

Net asset value, end of period	$12.21	$11.85	$11.70	$11.50	$10.50

Total return	6.38%	4.78%	6.58%	11.38%	(0.44%)

Ratios to average net assets(a)

Total gross expenses	0.83%	0.88%	0.95%	0.97%	0.97%

Total net expenses(b)	0.83%	0.88%	0.95%	0.96%	0.97%

Net investment income	2.68%	3.13%	3.87%	2.78%	3.56%

Supplemental data

Net assets, end of period (in thousands)	$419,392	$456,088	$520,055	$1,676,097	$1,439,491

Portfolio turnover	42%	50%	66%	77%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

214	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – High Yield Bond Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.74	$6.94	$7.09

Income from investment operations:

Net investment income	0.46	0.49	0.34

Net realized and unrealized gain (loss)	0.56	(0.10)	0.16

Total from investment operations	1.02	0.39	0.50

Less distributions to shareholders:

Net investment income	(0.54)	(0.59)	(0.65)

Total distributions to shareholders	(0.54)	(0.59)	(0.65)

Net asset value, end of period	$7.22	$6.74	$6.94

Total return	15.87%	5.82%	7.98%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.73%	0.75	%(c)

Total net expenses(d)	0.74%	0.73%	0.75	%(c)

Net investment income	6.55%	7.23%	7.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$7	$6	$5

Portfolio turnover	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	215

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – High Yield Bond Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.71	$6.93	$7.09

Income from investment operations:

Net investment income	0.44	0.47	0.30

Net realized and unrealized gain (loss)	0.56	(0.10)	0.18

Total from investment operations	1.00	0.37	0.48

Less distributions to shareholders:

Net investment income	(0.53)	(0.59)	(0.64)

Total distributions to shareholders	(0.53)	(0.59)	(0.64)

Net asset value, end of period	$7.18	$6.71	$6.93

Total return	15.62%	5.46%	7.79%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.05	%(c)

Total net expenses(d)	0.98%	1.01%	1.05	%(c)

Net investment income	6.29%	6.98%	6.83	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,469	$6,894	$2,132

Portfolio turnover	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

216	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – High Yield Bond Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$6.73	$6.93	$6.71	$4.84	$6.48

Income from investment operations:

Net investment income	0.45	0.49	0.52	0.55	0.66

Net realized and unrealized gain (loss)	0.56	(0.11)	0.34	1.94	(2.28)

Total from investment operations	1.01	0.38	0.86	2.49	(1.62)

Less distributions to shareholders:

Net investment income	(0.53)	(0.58)	(0.64)	(0.62)	(0.02)

Total distributions to shareholders	(0.53)	(0.58)	(0.64)	(0.62)	(0.02)

Net asset value, end of period	$7.21	$6.73	$6.93	$6.71	$4.84

Total return	15.74%	5.68%	13.96%	53.86%	(25.19%)

Ratios to average net assets(a)

Total gross expenses	0.87%	0.88%	0.88%	0.86%	0.89%

Total net expenses(b)	0.86%	0.88%	0.88%	0.86%	0.89%

Net investment income	6.43%	7.08%	7.65%	9.43%	8.84%

Supplemental data

Net assets, end of period (in thousands)	$623,113	$596,351	$677,780	$727,045	$522,569

Portfolio turnover	75%	76%	88%	102%	58%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	217

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$20.38	$19.34	$18.00

Income from investment operations:

Net investment income	0.38	0.32	0.20

Net realized and unrealized gain	2.48	0.72	1.14

Total from investment operations	2.86	1.04	1.34

Net asset value, end of period	$23.24	$20.38	$19.34

Total return	14.03%	5.38%	7.45%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.85%	0.84	%(c)

Total net expenses(d)	0.77%	0.78%	0.84	%(c)

Net investment income	1.68%	1.60%	1.77	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6	$6	$5

Portfolio turnover	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

218	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$20.30	$19.32	$18.00

Income from investment operations:

Net investment income	0.34	0.32	0.17

Net realized and unrealized gain	2.45	0.66	1.15

Total from investment operations	2.79	0.98	1.32

Net asset value, end of period	$23.09	$20.30	$19.32

Total return	13.74%	5.07%	7.33%

Ratios to average net assets(b)

Total gross expenses	1.05%	1.08%	1.11	%(c)

Total net expenses(d)	1.04%	1.00%	1.11	%(c)

Net investment income	1.51%	1.61%	1.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,101	$254	$32

Portfolio turnover	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	219

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$20.33	$19.32	$16.46	$13.26	$25.27

Income from investment operations:

Net investment income (loss)	0.35	0.29	0.23	0.26	0.38

Net realized and unrealized gain (loss)	2.47	0.72	2.63	2.94	(10.22)

Total from investment operations	2.82	1.01	2.86	3.20	(9.84)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.04)

Net realized gains	—	—	—	—	(2.13)

Total distributions to shareholders	—	—	—	—	(2.17)

Net asset value, end of period	$23.15	$20.33	$19.32	$16.46	$13.26

Total return	13.87%	5.23%	17.37%	24.13%	(42.16%)

Ratios to average net assets(a)

Total gross expenses	0.93%	0.96%	0.94%	0.71%	0.72%

Total net expenses(b)	0.90%	0.91%	0.94%	0.71%	0.72%

Net investment income	1.54%	1.45%	1.36%	1.87%	1.77%

Supplemental data

Net assets, end of period (in thousands)	$1,211,173	$1,229,110	$1,373,003	$1,393,213	$1,348,591

Portfolio turnover	87%	57%	87%	70%	109%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

220	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.37	$14.55	$13.30

Income from investment operations:

Net investment income (loss)	0.06	(0.01)	(0.01)

Net realized and unrealized gain (loss)	1.35	(2.17)	1.26

Total from investment operations	1.41	(2.18)	1.25

Net asset value, end of period	$13.78	$12.37	$14.55

Total return	11.40%	(14.98%)	9.40%

Ratios to average net assets(b)

Total gross expenses	0.93%	0.92%	0.81	%(c)

Total net expenses(d)	0.88%	0.92%	0.81	%(c)

Net investment income (loss)	0.44%	(0.08%)	(0.09	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$216,944	$5	$5

Portfolio turnover	134%	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	221

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.32	$14.53	$13.30

Income from investment operations:

Net investment loss	(0.01)	(0.03)	(0.03)

Net realized and unrealized gain (loss)	1.38	(2.18)	1.26

Total from investment operations	1.37	(2.21)	1.23

Net asset value, end of period	$13.69	$12.32	$14.53

Total return	11.12%	(15.21%)	9.25%

Ratios to average net assets(b)

Total gross expenses	1.18%	1.18%	1.09	%(c)

Total net expenses(d)	1.15%	1.18%	1.09	%(c)

Net investment loss	(0.04%)	(0.25%)	(0.31	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$921	$572	$134

Portfolio turnover	134%	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

222	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$12.34	$14.53	$11.51	$7.04	$12.85

Income from investment operations:

Net investment income (loss)	0.00 (a)	(0.03)	(0.02)	(0.01)	(0.00	)(a)

Net realized and unrealized gain (loss)	1.39	(2.16)	3.04	4.48	(5.74)

Total from investment operations	1.39	(2.19)	3.02	4.47	(5.74)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.00	)(a)

Net realized gains	—	—	—	—	(0.07)

Total distributions to shareholders	—	—	—	—	(0.07)

Net asset value, end of period	$13.73	$12.34	$14.53	$11.51	$7.04

Total return	11.26%	(15.07%)	26.28%	63.39%	(44.84%)

Ratios to average net assets(b)

Total gross expenses	1.05%	1.03%	0.99%	1.07%	0.88%

Total net expenses(c)	1.03%	1.03%	0.99%	1.07%	0.88%

Net investment income (loss)	0.02%	(0.20%)	(0.19%)	(0.15%)	(0.01%)

Supplemental data

Net assets, end of period (in thousands)	$270,346	$292,116	$407,945	$380,078	$256,228

Portfolio turnover	134%	165%	100%	126%	70%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	223

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.58	$9.54	$9.61

Income from investment operations:

Net investment income	0.20	0.36	0.21

Net realized and unrealized gain (loss)	0.35	0.55	(0.02)

Total from investment operations	0.55	0.91	0.19

Less distributions to shareholders:

Net investment income	(0.45)	(0.74)	(0.24)

Net realized gains	(0.12)	(0.13)	(0.02)

Total distributions to shareholders	(0.57)	(0.87)	(0.26)

Net asset value, end of period	$9.56	$9.58	$9.54

Total return	5.86%	10.08%	2.06%

Ratios to average net assets(b)

Total gross expenses	0.55%	0.56%	0.58	%(c)

Total net expenses(d)	0.55%	0.56%	0.58	%(c)

Net investment income	2.09%	3.81%	3.34	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,635,289	$2,546,875	$2,209,105

Portfolio turnover	61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

224	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.55	$9.52	$9.61

Income from investment operations:

Net investment income	0.17	0.31	0.39

Net realized and unrealized gain (loss)	0.35	0.59	(0.22)

Total from investment operations	0.52	0.90	0.17

Less distributions to shareholders:

Net investment income	(0.43)	(0.74)	(0.24)

Net realized gains	(0.12)	(0.13)	(0.02)

Total distributions to shareholders	(0.55)	(0.87)	(0.26)

Net asset value, end of period	$9.52	$9.55	$9.52

Total return	5.61%	9.91%	1.80%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.81%	0.81	%(c)

Total net expenses(d)	0.80%	0.81%	0.81	%(c)

Net investment income	1.79%	3.31%	6.34	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,443	$5,016	$1,227

Portfolio turnover	61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	225

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$9.59	$9.54	$9.40	$10.06		$10.28

Income from investment operations:

Net investment income	0.19	0.35	0.19	0.13		0.43

Net realized and unrealized gain (loss)	0.33	0.56	0.20	0.50		(0.40)

Total from investment operations	0.52	0.91	0.39	0.63		0.03

Less distributions to shareholders:

Net investment income	(0.43)	(0.73)	(0.23)	(1.29)		(0.25)

Net realized gains	(0.12)	(0.13)	(0.02)	(0.00	)(a)	—

Total distributions to shareholders	(0.55)	(0.86)	(0.25)	(1.29)		(0.25)

Net asset value, end of period	$9.56	$9.59	$9.54	$9.40		$10.06

Total return	5.61%	10.03%	4.13%	6.84%		0.14%

Ratios to average net assets(b)

Total gross expenses	0.68%	0.68%	0.70%	0.71%		0.73%

Total net expenses(c)	0.68%	0.68%	0.70%	0.71%		0.72%

Net investment income	1.95%	3.70%	1.96%	1.41%		3.95%

Supplemental data

Net assets, end of period (in thousands)	$299,702	$319,854	$330,937	$2,348,120		$982,653

Portfolio turnover	61%	66%	66%	135%		54%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

226	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.62	$15.28	$14.34

Income from investment operations:

Net investment income	0.18	0.06	0.05

Net realized and unrealized gain (loss)	1.81	(0.72)	0.89

Total from investment operations	1.99	(0.66)	0.94

Net asset value, end of period	$16.61	$14.62	$15.28

Total return	13.61%	(4.32%)	6.56%

Ratios to average net assets(b)

Total gross expenses	1.06%	1.04%	1.11	%(c)

Total net expenses(d)	0.94%	1.01%	1.09	%(c)

Net investment income	1.12%	0.38%	0.56	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,428,971	$1,260,436	$1,168,661

Portfolio turnover	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	227

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.56	$15.25	$14.34

Income from investment operations:

Net investment income	0.15	0.02	0.03

Net realized and unrealized gain (loss)	1.79	(0.71)	0.88

Total from investment operations	1.94	(0.69)	0.91

Net asset value, end of period	$16.50	$14.56	$15.25

Total return	13.32%	(4.52%)	6.35%

Ratios to average net assets(b)

Total gross expenses	1.31%	1.29%	1.31	%(c)

Total net expenses(d)	1.19%	1.26%	1.31	%(c)

Net investment income	0.99%	0.16%	0.33	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,730	$804	$484

Portfolio turnover	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

228	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$14.58	$15.26	$12.26	$8.98	$13.63

Income from investment operations:

Net investment income	0.15	0.04	0.02	0.04	0.08

Net realized and unrealized gain (loss)	1.82	(0.72)	2.98	3.24	(4.26)

Total from investment operations	1.97	(0.68)	3.00	3.28	(4.18)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.01)

Net realized gains	—	—	—	—	(0.46)

Total distributions to shareholders	—	—	—	—	(0.47)

Net asset value, end of period	$16.55	$14.58	$15.26	$12.26	$8.98

Total return	13.51%	(4.46%)	24.43%	36.55%	(31.57%)

Ratios to average net assets(a)

Total gross expenses	1.18%	1.16%	1.22%	1.27%	1.27%

Total net expenses(b)	1.07%	1.13%	1.22%	1.26%	1.22%

Net investment income	0.95%	0.24%	0.14%	0.43%	0.84%

Supplemental data

Net assets, end of period (in thousands)	$200,780	$220,667	$284,055	$1,321,826	$916,221

Portfolio turnover	60%	58%	57%	58%	76%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	229

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.65	$10.00	$9.54

Income from investment operations:

Net investment income	0.15	0.10	0.06

Net realized and unrealized gain (loss)	0.91	(0.45)	0.40

Total from investment operations	1.06	(0.35)	0.46

Net asset value, end of period	$10.71	$9.65	$10.00

Total return	10.98%	(3.50%)	4.82%

Ratios to average net assets(b)

Total gross expenses	0.84%	0.82%	0.82	%(c)

Total net expenses(d)	0.78%	0.78%	0.82	%(c)

Net investment income	1.41%	1.01%	0.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$893,849	$1,276,709	$1,348,356

Portfolio turnover	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

230	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.63	$9.99	$9.54

Income from investment operations:

Net investment income	0.13	0.07	0.06

Net realized and unrealized gain (loss)	0.89	(0.43)	0.39

Total from investment operations	1.02	(0.36)	0.45

Net asset value, end of period	$10.65	$9.63	$9.99

Total return	10.59%	(3.60%)	4.72%

Ratios to average net assets(b)

Total gross expenses	1.09%	1.08%	0.88	%(c)

Total net expenses(d)	1.03%	1.03%	0.88	%(c)

Net investment income	1.25%	0.76%	1.04	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,124	$1,330	$472

Portfolio turnover	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	231

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.64	$9.99	$8.96	$6.82	$11.20

Income from investment operations:

Net investment income	0.14	0.09	0.03	0.05	0.06

Net realized and unrealized gain (loss)	0.89	(0.44)	1.00	2.09	(4.35)

Total from investment operations	1.03	(0.35)	1.03	2.14	(4.29)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.00	)(a)

Net realized gains	—	—	—	—	(0.09)

Total distributions to shareholders	—	—	—	—	(0.09)

Net asset value, end of period	$10.67	$9.64	$9.99	$8.96	$6.82

Total return	10.68%	(3.50%)	11.52%	31.33%	(38.58%)

Ratios to average net assets(b)

Total gross expenses	0.96%	0.94%	1.05%	0.94%	1.06%

Total net expenses(c)	0.90%	0.90%	1.05%	0.94%	1.03%

Net investment income	1.30%	0.89%	0.35%	0.64%	0.81%

Supplemental data

Net assets, end of period (in thousands)	$53,529	$61,213	$79,768	$2,022,696	$842,243

Portfolio turnover	85%	21%	32%	21%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

232	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.48	$11.18	$10.44

Income from investment operations:

Net investment income	0.14	0.09	0.06

Net realized and unrealized gain (loss)	1.65	(0.79)	0.68

Total from investment operations	1.79	(0.70)	0.74

Net asset value, end of period	$12.27	$10.48	$11.18

Total return	17.08%	(6.26%)	7.09%

Ratios to average net assets(b)

Total gross expenses	0.90%	0.90%	0.92	%(c)

Total net expenses(d)	0.87%	0.90%	0.92	%(c)

Net investment income	1.18%	0.77%	0.92	%(c)

Supplemental data

Net assets, end of period (in thousands)	$951,190	$840,305	$886,881

Portfolio turnover	151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	233

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.44	$11.17	$10.44

Income from investment operations:

Net investment income	0.12	0.07	0.07

Net realized and unrealized gain (loss)	1.64	(0.80)	0.66

Total from investment operations	1.76	(0.73)	0.73

Net asset value, end of period	$12.20	$10.44	$11.17

Total return	16.86%	(6.53%)	6.99%

Ratios to average net assets(b)

Total gross expenses	1.15%	1.16%	1.19	%(c)

Total net expenses(d)	1.12%	1.16%	1.19	%(c)

Net investment income	1.00%	0.67%	0.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,690	$2,068	$527

Portfolio turnover	151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

234	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.47	$11.18	$9.17	$6.72	$10.69

Income from investment operations:

Net investment income	0.12	0.07	0.06	0.10	0.16

Net realized and unrealized gain (loss)	1.65	(0.78)	1.95	2.35	(4.05)

Total from investment operations	1.77	(0.71)	2.01	2.45	(3.89)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(0.08)

Total distributions to shareholders	—	—	—	—	(0.08)

Net asset value, end of period	$12.24	$10.47	$11.18	$9.17	$6.72

Total return	16.91%	(6.35%)	21.87%	36.47%	(36.58%)

Ratios to average net assets(a)

Total gross expenses	1.02%	1.03%	1.14%	1.56%	4.35%

Total net expenses(b)	1.00%	1.03%	1.05%	1.17%	1.14%

Net investment income	1.04%	0.64%	0.64%	1.36%	1.57%

Supplemental data

Net assets, end of period (in thousands)	$16,153	$15,072	$16,108	$13,938	$12,020

Portfolio turnover	151%	76%	85%	99%	96%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	235

Columbia Variable Portfolio Funds

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Variable Portfolio – Balanced Fund; Columbia Variable Portfolio – Cash Management Fund; Columbia Variable Portfolio – Diversified Bond Fund; Columbia Variable Portfolio – Emerging Markets Fund (formerly Columbia Variable Portfolio – Emerging Markets Opportunity Fund); Columbia Variable Portfolio – Global Bond Fund; Columbia Variable Portfolio – High Yield Bond Fund; Columbia Variable Portfolio – Large Core Quantitative Fund (formerly Columbia Variable Portfolio – Dynamic Equity Fund); Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund; Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (formerly Columbia Variable Portfolio – Global Inflation-Protected Securities Fund); Variable Portfolio – Partners Small Cap Value Fund; Variable Portfolio – Sit Dividend Growth Fund (formerly Variable Portfolio – Davis New York Venture Fund) and Variable Portfolio – Victory Established Value Fund (formerly Variable Portfolio – Goldman Sachs Mid Cap Value Fund). Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund, other than Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, currently operates as a diversified fund. Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are non-diversified funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund, except Columbia Variable Portfolio – Balanced Fund, offers Class 1, Class 2 and Class 3 shares (Columbia Variable Portfolio – Balanced Fund offers only Class 3 shares) to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For certain Funds, other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses for the year ended December 31, 2012.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-

236	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Except Columbia Variable Portfolio – Cash Management Fund, short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Securities in the Columbia Variable Portfolio – Cash Management Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Annual Report 2012	237

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Each Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Forward foreign currency exchange contracts	Funds
To shift investment exposure from one currency to another.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.	Columbia Variable Portfolio – Global Bond Fund
To go long and short on currency exposure.	Columbia Variable Portfolio – Global Bond Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures contracts	Funds
To produce incremental earnings.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark.	Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To manage exposure to movements in interest rates.	Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

238	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Futures contracts	Funds
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.	Columbia Variable Portfolio – Large Core Quantitative Fund
To go long and short duration exposures.	Columbia Variable Portfolio – Global Bond Fund

Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments and options on futures are used primarily to flexibly and efficiently manage the duration and yield curve exposure of the Fund vs. the benchmark, and may be used to isolate perceived mispricings across the nominal curve. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount was $52,704,000 at December 31, 2012.

Contracts and premiums associated with options contracts written for the year ended December 31, 2012 for Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2011	—	—	—	—
Opened	630	392,471	508	62,469
Closed	—	—	—	—
Expired	—	—	508	62,469
Balance at December 31, 2012	630	392,471	—	—

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. Columbia Variable Portfolio – Diversified Bond Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities and to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

Annual Report 2012	239

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio – Balanced Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	36,406	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

240	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(390,812)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	104,548

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	1,140

Columbia Variable Portfolio – Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	782,272
Credit contracts	Premiums paid on outstanding credit default swap contracts	7,864,946
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	4,043,627	*
Total		12,690,845

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	4,717,886
Credit contracts	Premiums received on outstanding credit default swap contracts	1,591,046
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	174	*
Total		6,309,106

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(21,832,822)	(21,832,822)
Interest rate contracts	(22,704,735)	—	(22,704,735)
Total	(22,704,735)	(21,832,822)	(44,537,557)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(2,257,441)	(2,257,441)
Interest rate contracts	10,404,293	—	10,404,293
Total	10,404,293	(2,257,441)	8,146,852

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	29,868

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	881,203,750

Columbia Variable Portfolio – Global Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	3,449,889
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	774,123	*
Total		4,224,012

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	12,236,537
Interest rate contracts	Net assets – unrealized depreciation on futures contracts	154,332	*
Total		12,390,869

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2012	241

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts($)	Total ($)
Foreign exchange contracts	17,883,360	—	17,883,360
Interest rate contracts	—	5,863,151	5,863,151
Total	17,883,360	5,863,151	23,746,511
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts($)	Total ($)
Foreign exchange contracts	(10,143,449)	—	(10,143,449)
Interest rate contracts	—	(1,869,767)	(1,869,767)
Total	(10,143,449)	(1,869,767)	(12,013,216)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	791
Futures contracts	22,846

Columbia Variable Portfolio – Large Core Quantitative Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	89,897	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	2,728,336
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(244,340)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	629

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Investments at value- unaffiliated issuers (for purchased options)	924,051
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	2,064,794
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	2,237,747	*
Total		5,226,592

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Options contracts written, at value	224,250
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	18,078,557
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	1,102,913	*
Total		19,405,720

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Foreign exchange contracts	(28,595,175)	—	—	(28,595,175)
Interest rate contracts	—	(4,368,171)	(147,417)	(4,515,588)
Total	(28,595,175)	(4,368,171)	(147,417)	(33,110,763)

242	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Foreign exchange contracts	(27,469,734)	—	—	(27,469,734)
Interest rate contracts	—	424,553	(282,935)	141,618
Total	(27,469,734)	424,553	(282,935)	(27,328,116)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	154
Futures contracts	19,243
Options contracts	3,560

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the

Annual Report 2012	243

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation-Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Large Core Quantitative Fund, Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund,

244	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Variable Portfolio – Partners Small Cap Value Fund, Variable Portfolio – Sit Dividend Growth Fund and Variable Portfolio – Victory Established Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

Columbia Variable Portfolio – Cash Management Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – High Yield Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly, when available, for Columbia Variable Portfolio – Cash Management Fund. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio – Emerging Markets Fund and Columbia Variable Portfolio – Global Bond Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – High Yield Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2012	245

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Columbia Variable Portfolio — Balanced Fund	0.66	0.49	0.64
Columbia Variable Portfolio — Cash Management Fund	0.33	0.15	0.33
Columbia Variable Portfolio — Diversified Bond Fund	0.43	0.30	0.41
Columbia Variable Portfolio — Emerging Markets Fund	1.10	0.90	1.07
Columbia Variable Portfolio — Global Bond Fund	0.57	0.47	0.55
Columbia Variable Portfolio — High Yield Bond Fund	0.59	0.36	0.58
Columbia Variable Portfolio — Large Core Quantitative Fund	0.71	0.54	0.66
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	0.76	0.62	0.76
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.44	0.25	0.42
Variable Portfolio — Partners Small Cap Value Fund	0.97	0.87	0.91
Variable Portfolio — Sit Dividend Growth Fund	0.73	0.60	0.71
Variable Portfolio — Victory Established Value Fund	0.78	0.65	0.77

Subadvisory Agreements

The Investment Manager contracts with and compensates subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc. (BlackRock)*
Variable Portfolio – Partners Small Cap Value Fund	Barrow, Hanley, Mewhinney & Strauss, LLC Donald Smith & Co., Inc. River Road Asset Management, LLC Denver Investment Advisors LLC Turner Investments, L.P.
Variable Portfolio – Sit Dividend Growth Fund	Sit Investment Associates, Inc. (Sit Investment)**
Variable Portfolio – Victory Established Value Fund	Victory Capital Management, Inc. (Victory Capital)***

*	Subadvisory agreement with BlackRock became effective on October 22, 2012; prior to October 22, 2012, the fund was not subadvised.
**	Subadvisory agreement with Sit Investment became effective on November 16, 2012; prior to November 16, 2012, Davis Selected Advisers, L.P. was the subadviser to the Fund.
***	Subadvisory agreement with Victory Capital became effective on November 16, 2012; prior to November 16, 2012, Goldman Sachs Asset Management, Inc. was the subadviser to the Fund.

For Variable Portfolio – Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

Prior to June 29, 2012, Columbia Variable Portfolio – Emerging Markets Fund was subadvised by Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. As of June 29, 2012, Threadneedle no longer acts as the Subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective fee rate for each Fund as a percentage of the Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Administration fee (%)
Columbia Variable Portfolio – Balanced Fund	0.06	0.03	0.06
Columbia Variable Portfolio – Cash Management Fund	0.06	0.03	0.06

246	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	High (%)	Low (%)	Effective Administration fee (%)
Columbia Variable Portfolio – Diversified Bond Fund	0.07	0.04	0.06
Columbia Variable Portfolio – Emerging Markets Fund	0.08	0.05	0.08
Columbia Variable Portfolio – Global Bond Fund	0.08	0.05	0.07
Columbia Variable Portfolio – High Yield Bond Fund	0.07	0.04	0.07
Columbia Variable Portfolio – Large Core Quantitative Fund	0.06	0.03	0.06
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.06	0.03	0.06
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.07	0.04	0.06
Variable Portfolio – Partners Small Cap Value Fund	0.08	0.05	0.07
Variable Portfolio – Sit Dividend Growth Fund	0.06	0.03	0.06
Variable Portfolio – Victory Established Value Fund	0.06	0.03	0.06

Other Expenses

Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were as follows:

Fund
Columbia Variable Portfolio – Balanced Fund	$3,951
Columbia Variable Portfolio – Cash Management Fund	3,854
Columbia Variable Portfolio – Diversified Bond Fund	13,604
Columbia Variable Portfolio – Emerging Markets Fund	4,129
Columbia Variable Portfolio – Global Bond Fund	6,329
Columbia Variable Portfolio – High Yield Bond Fund	3,214
Columbia Variable Portfolio – Large Core Quantitative Fund	5,167
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	2,500
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	10,157
Variable Portfolio – Partners Small Cap Value Fund	5,997
Variable Portfolio – Sit Dividend Growth Fund	5,058
Variable Portfolio – Victory Established Value Fund	4,133

Compensation of Board Members

Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class 2 shares (if any) and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to its Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio – Balanced Fund	N/A	N/A	0.789
Columbia Variable Portfolio – Cash Management Fund	0.46	0.71	0.585
Columbia Variable Portfolio – Diversified Bond Fund	0.59	0.84	0.715
Columbia Variable Portfolio – Emerging Markets Fund	1.26	1.51	1.385
Columbia Variable Portfolio – Global Bond Fund	0.75	1.00	0.875
Columbia Variable Portfolio – High Yield Bond Fund	0.72	0.97	0.845
Columbia Variable Portfolio – Large Core Quantitative Fund	0.82	1.07	0.945
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.88	1.13	1.005
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.60	0.85	0.725
Variable Portfolio – Partners Small Cap Value Fund	0.91	1.16	1.035
Variable Portfolio – Sit Dividend Growth Fund	0.78	1.03	0.905
Variable Portfolio – Victory Established Value Fund	0.86	1.11	0.985

Annual Report 2012	247

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio – Balanced Fund	N/A	N/A	0.82
Columbia Variable Portfolio – Cash Management Fund	0.455	0.705	0.58
Columbia Variable Portfolio – Diversified Bond Fund	N/A	N/A	N/A
Columbia Variable Portfolio – Emerging Markets Fund	N/A	N/A	N/A
Columbia Variable Portfolio – Global Bond Fund	0.835	1.085	0.96
Columbia Variable Portfolio – High Yield Bond Fund	N/A	N/A	N/A
Columbia Variable Portfolio – Large Core Quantitative Fund	0.735	0.985	0.86
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	N/A	N/A	N/A
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	N/A	N/A	N/A
Variable Portfolio – Partners Small Cap Value Fund	1.015	1.265	1.14
Variable Portfolio – Sit Dividend Growth Fund	0.775	1.025	0.90
Variable Portfolio – Victory Established Value Fund	1.035	1.285	1.16

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

From time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Columbia Variable Portfolio – Cash Management Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Prior to May 1, 2012, for certain funds, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to timing treatments for adjustments on certain convertible preferred securities, capital loss carryforward, deferral/reversal of wash sale losses, distribution reclassifications, derivative investments, foreign currency transactions, investment in delayed delivery forward sale commitments, investments in partnerships, net operating loss reclassifications, principle and/or interest of fixed income securities, and trustee’s deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)
Columbia Variable Portfolio – Diversified Bond Fund	(7,119,975)	7,119,975	—
Columbia Variable Portfolio – Emerging Markets Fund	(1,309,904)	1,309,904	—
Columbia Variable Portfolio – Global Bond Fund	34,928,993	(34,928,993)	—
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	(25,650,126)	25,650,126	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

248	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2012			Year ended December 31, 2011
Fund	Ordinary income ($)	Long- term capital gains ($)	Total ($)	Ordinary income ($)	Long- term capital gains ($)	Total ($)

Columbia Variable Portfolio – Cash Management Fund	81,052	—	81,052	82,021	—	82,021

Columbia Variable Portfolio – Diversified Bond Fund	188,490,739	63,651,001	252,141,740	185,574,106	—	185,574,106

Columbia Variable Portfolio – Emerging Markets Fund	4,500,157	21,706,790	26,206,947	11,128,101	15,307,256	26,435,357

Columbia Variable Portfolio – Global Bond Fund	49,502,477	4,686,669	54,189,146	50,957,074	7,377,820	58,334,894

Columbia Variable Portfolio – High Yield Bond Fund	45,735,465	—	45,735,465	53,150,517	—	53,150,517

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	140,308,533	23,366,923	163,675,456	228,230,120	15,132,461	243,362,581

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income ($)	Undistributed accumulated long-term gain ($)	Accumulated realized loss ($)	Unrealized appreciation (depreciation) ($)

Columbia Variable Portfolio – Cash Management Fund	12,843	—	(2,531,810)	—

Columbia Variable Portfolio – Diversified Bond Fund	191,543,845	65,915,990	—	135,149,310

Columbia Variable Portfolio – Emerging Markets Fund	161,883	—	(26,148,817)	151,359,837

Columbia Variable Portfolio – Global Bond Fund	85,545,822	5,069,573	—	67,903,971

Columbia Variable Portfolio – High Yield Bond Fund	40,250,945	—	(103,245,031)	40,274,690

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	37,792,233	48,639,330	—	(60,682,940)

At December 31, 2012, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net appreciation (depreciation) ($)

Columbia Variable Portfolio – Cash Management Fund	782,429,117	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund	3,940,145,113	146,426,963	11,277,653	135,149,310

Columbia Variable Portfolio – Emerging Markets Fund	818,961,496	160,143,556	(8,783,719)	151,359,837

Columbia Variable Portfolio – Global Bond Fund	1,491,907,152	74,235,611	(6,331,640)	67,903,971

Columbia Variable Portfolio – High Yield Bond Fund	595,200,974	41,524,720	(1,250,030)	40,274,690

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	2,880,102,992	25,779,787	(86,462,727)	(60,682,940)

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	2013 ($)	2014 ($)	2015 ($)	2016 ($)	2017 ($)

Columbia Variable Portfolio – Cash Management Fund	—	—	—	210,612	2,314,644

Columbia Variable Portfolio – Diversified Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund	—	—	—	—	—

Columbia Variable Portfolio – Global Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund	—	—	—	30,987,481	72,257,550

Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	—	—	—	—	—

Fund (continued)	2018 ($)	2019 ($)	Unlimited short- term ($)	Unlimited long- term ($)	Total ($)

Columbia Variable Portfolio – Cash Management Fund	6,554	—	—	—	2,531,810

Columbia Variable Portfolio – Diversified Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund	—	—	26,148,817	—	26,148,817

Columbia Variable Portfolio – Global Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund	—	—	—	—	103,245,031

Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	—	—	—	—	—

Annual Report 2012	249

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended December 31, 2012, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized ($)	Expired ($)
Columbia Variable Portfolio – Cash Management Fund	73,251	—
Columbia Variable Portfolio – High Yield Bond Fund	20,256,064	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Columbia Variable Portfolio – Balanced Fund	1,079,218,002	1,179,272,459	618,016,549	589,682,132

Columbia Variable Portfolio – Cash Management Fund	27,441,418,025	27,533,717,734	564,144,399	625,200,000

Columbia Variable Portfolio – Diversified Bond Fund	7,855,136,898	8,158,305,898	5,381,414,648	5,440,950,193

Columbia Variable Portfolio – Emerging Markets Fund	1,378,581,458	1,434,037,200	—	—

Columbia Variable Portfolio – Global Bond Fund	617,384,340	751,518,104	214,034,618	152,026,369

Columbia Variable Portfolio – High Yield Bond Fund	451,942,198	462,441,280	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund	1,093,625,702	1,251,789,819	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	699,355,103	546,960,956	—	—

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Variable Portfolio –BlackRock Global Inflation-Protected Securities Fund	1,727,738,473	2,203,218,286	1,080,870,564	1,352,766,429

Variable Portfolio – Partners Small Cap Value Fund	855,877,750	905,477,626	—	—

Variable Portfolio – Sit Dividend Growth Fund	937,153,157	1,381,846,883	—	—

Variable Portfolio – Victory Established Value Fund	1,392,915,605	1,392,994,052	—	—

Note 6. Payments by Affiliates

During the year ended December 31, 2012, the Investment Manager reimbursed Columbia Variable Portfolio – Emerging Markets Fund $493,865 for a loss on a trading error.

Note 7. Lending of Portfolio Securities

Effective December 31, 2012, the Funds no longer participate in securities lending activity. Prior to that date, each Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Funds into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Funds received income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statements of Operations. The Funds continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Funds did not have any securities on loan.

Note 8. Affiliated Money Market Fund

Each Fund, except Columbia Variable Portfolio—Cash Management Fund, may invest its daily cash balances in

250	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2012, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares for each Fund, except for Columbia Variable Portfolio – Balanced Fund. At December 31, 2012, the Investment Manager and/or affiliates owned 100% of Class 3 shares for Columbia Variable Portfolio – Balanced Fund. Subscription and redemption activity by concentrate accounts may have a significant effect on the operations of the Funds.

Note 10. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

With the exception of Columbia Variable Portfolio – Emerging Markets Fund, no Fund had borrowings during the year ended December 31, 2012.

With respect to, Columbia Variable Portfolio – Emerging Markets Fund for the year ended December 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $5,483,333 at a weighted average interest rate of 1.21%.

Note 11. Significant Risks

Non-Diversification Risk

Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund invest in foreign securities. Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Consumer Discretionary Sector Risk

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund’s portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. This Fund may be more susceptible to the particular risks of this sector than if the Fund was invested in a wider variety of issuers operating in unrelated sectors.

Financial Sector Risk

Variable Portfolio – Partners Small Cap Value Fund and Variable Portfolio – Victory Established Value Funds’ portfolio managers may invest significantly in issuers operating in the financial sector. These Funds may be more susceptible to the particular risks of this sector than if the

Annual Report 2012	251

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Funds were invested in a wider variety of issuers operating in unrelated sectors.

Inflation-Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

252	Annual Report 2012

Columbia Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Balanced Fund, Columbia Variable Portfolio — Cash Management Fund, Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Fund (formerly known as Columbia Variable Portfolio — Emerging Markets Opportunity Fund), Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — High Yield Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund (formerly known as Columbia Variable Portfolio — Dynamic Equity Fund), Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (formerly known as Columbia Variable Portfolio — Global Inflation-Protected Securities Fund), Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund (formerly known as Variable Portfolio — Davis New York Venture Fund) and Variable Portfolio — Victory Established Value Fund (formerly known as Variable Portfolio — Goldman Sachs Mid Cap Value Fund) (the “Funds”) (constituting part of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 21, 2013

Annual Report 2012	253

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%
Issuer	Shares	Value ($)
Consumer Discretionary 8.1%
Automobiles 0.8%

Ford Motor Co.	1,830,315	23,702,579

Hotels, Restaurants & Leisure 2.4%

Carnival Corp.	403,708	14,844,343

Intercontinental Hotels Group PLC	320,413	8,984,498

Las Vegas Sands Corp.	157,300	7,260,968

McDonald’s Corp.	442,100	38,997,641

Total		70,087,450

Household Durables 1.2%

Leggett & Platt, Inc.	937,713	25,524,548

Whirlpool Corp.	107,961	10,985,032

Total		36,509,580

Media 2.5%

Cinemark Holdings, Inc.	285,800	7,425,084

Gannett Co., Inc.	673,245	12,125,142

National CineMedia, Inc.	943,093	13,325,904

Regal Entertainment Group, Class A	1,168,097	16,294,953

Time Warner, Inc.	370,508	17,721,398

Viacom, Inc., Class B	146,732	7,738,646

Total		74,631,127

Multiline Retail 0.6%

Macy’s, Inc.	419,659	16,375,094

Specialty Retail 0.6%

Buckle, Inc. (The)	116,400	5,196,096

GameStop Corp., Class A	543,600	13,638,924

Total		18,835,020

Total Consumer Discretionary		240,140,850

Consumer Staples 10.7%
Beverages 1.2%

Coca-Cola Co. (The)	473,800	17,175,250

PepsiCo, Inc.	257,667	17,632,153

Total		34,807,403

Food & Staples Retailing 0.7%

Costco Wholesale Corp.	120,100	11,862,277

SYSCO Corp.	232,100	7,348,286

Total		19,210,563

Food Products 2.9%

B&G Foods, Inc.	816,511	23,115,426

ConAgra Foods, Inc.	290,100	8,557,950

Hershey Co. (The)	105,200	7,597,544

Kraft Foods Group, Inc.	234,628	10,668,535

Common Stocks (continued)
Issuer	Shares	Value ($)

Mondelez International, Inc., Class A	703,884	17,927,926

Unilever NV — NY Shares	500,500	19,169,150

Total		87,036,531

Household Products 2.1%

Kimberly-Clark Corp.	344,796	29,111,126

Procter & Gamble Co. (The)	465,358	31,593,155

Total		60,704,281

Personal Products 0.2%

Avon Products, Inc.	466,700	6,701,812

Tobacco 3.6%

Altria Group, Inc.	763,235	23,980,844

Lorillard, Inc.	435,565	50,817,368

Philip Morris International, Inc.	378,584	31,664,766

Total		106,462,978

Total Consumer Staples		314,923,568

Energy 12.5%
Energy Equipment & Services 0.9%

Seadrill Ltd.	746,208	27,460,455

Oil, Gas & Consumable Fuels 11.6%

BP PLC, ADR	708,100	29,485,284

Chevron Corp.	462,430	50,007,180

Enbridge, Inc.	2,143,453	92,854,384

Kinder Morgan, Inc.	674,827	23,841,638

Occidental Petroleum Corp.	347,068	26,588,879

Royal Dutch Shell PLC, ADR	1,135,639	78,302,309

Spectra Energy Corp.	507,500	13,895,350

Total SA, ADR	292,092	15,191,705

Williams Companies, Inc. (The)	410,939	13,454,143

Total		343,620,872

Total Energy		371,081,327

Financials 17.4%
Capital Markets 2.0%

BlackRock, Inc.	105,752	21,859,996

Goldman Sachs Group, Inc. (The)	234,033	29,853,249

New Mountain Finance Corp.	586,562	8,739,774

Total		60,453,019

Commercial Banks 5.5%

Bank of Montreal	453,000	27,768,900

Fifth Third Bancorp	585,900	8,899,821

M&T Bank Corp.	323,700	31,874,739

U.S. Bancorp	1,333,200	42,582,408

Wells Fargo & Co.	1,500,780	51,296,660

Total		162,422,528

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 4.2%

Citigroup, Inc.	1,099,243	43,486,077

JPMorgan Chase & Co.	1,619,911	71,227,487

NYSE Euronext	260,200	8,206,708

Total		122,920,272

Insurance 5.4%

ACE Ltd.	344,856	27,519,509

Aflac, Inc.	246,400	13,088,768

Allstate Corp. (The)	617,036	24,786,336

Endurance Specialty Holdings Ltd.	172,717	6,855,138

PartnerRe Ltd.	118,298	9,521,806

Travelers Companies, Inc. (The)	231,132	16,599,900

XL Group PLC	2,465,016	61,773,301

Total		160,144,758

Real Estate Investment Trusts (REITs) 0.3%

Omega Healthcare Investors, Inc.	320,400	7,641,540

Total Financials		513,582,117

Health Care 13.7%
Biotechnology 0.2%

Amgen, Inc.	82,700	7,138,664

Pharmaceuticals 13.5%

Abbott Laboratories	382,900	25,079,950

AstraZeneca PLC, ADR	474,206	22,415,718

Bristol-Myers Squibb Co.	1,031,095	33,603,386

Eli Lilly & Co.	333,900	16,467,948

GlaxoSmithKline PLC, ADR	647,800	28,159,866

Johnson & Johnson	783,323	54,910,942

Merck & Co., Inc.	1,594,161	65,264,951

Novartis AG, ADR	568,367	35,977,631

Pfizer, Inc.	3,160,984	79,277,479

Roche Holding AG, ADR	442,676	22,355,138

Warner Chilcott PLC, Class A	1,322,100	15,918,084

Total		399,431,093

Total Health Care		406,569,757

Industrials 10.5%
Aerospace & Defense 1.6%

Honeywell International, Inc.	278,322	17,665,098

Lockheed Martin Corp.	314,870	29,059,352

Total		46,724,450

Commercial Services & Supplies 2.2%

ADT Corp. (The)	136,259	6,334,681

Deluxe Corp.	515,500	16,619,720

Common Stocks (continued)
Issuer	Shares	Value ($)

Pitney Bowes, Inc.	1,073,941	11,426,732

RR Donnelley & Sons Co.	1,129,000	10,161,000

Tyco International Ltd.	272,519	7,971,181

Waste Management, Inc.	361,900	12,210,506

Total		64,723,820

Electrical Equipment 2.3%

Eaton Corp. PLC	1,078,978	58,480,607

Hubbell, Inc., Class B	122,525	10,369,291

Total		68,849,898

Industrial Conglomerates 3.0%

General Electric Co.	3,712,900	77,933,771

Siemens AG, ADR	95,188	10,420,230

Total		88,354,001

Machinery 1.4%

Harsco Corp.	584,100	13,726,350

Illinois Tool Works, Inc.	405,714	24,671,468

Pentair Ltd.	65,389	3,213,870

Total		41,611,688

Total Industrials		310,263,857

Information Technology 7.7%
Communications Equipment 2.6%

Cisco Systems, Inc.	3,843,036	75,515,658

Computers & Peripherals 0.3%

Dell, Inc.	966,200	9,787,606

Internet Software & Services 0.4%

AOL, Inc.	408,031	12,081,798

Semiconductors & Semiconductor Equipment 3.5%

Analog Devices, Inc.	478,300	20,117,298

Intel Corp.	1,251,676	25,822,076

Maxim Integrated Products, Inc.	771,100	22,670,340

Microchip Technology, Inc.	1,054,158	34,355,009

Total		102,964,723

Software 0.9%

Microsoft Corp.	1,038,847	27,768,380

Total Information Technology		228,118,165

Materials 4.0%
Chemicals 1.6%

Dow Chemical Co. (The)	243,976	7,885,304

Mosaic Co. (The)	389,220	22,041,529

Olin Corp.	847,200	18,291,048

Total		48,217,881

Metals & Mining 0.6%

Southern Copper Corp.	462,300	17,502,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.8%

International Paper Co.	912,277	36,345,116

MeadWestvaco Corp.	517,300	16,486,351

Total		52,831,467

Total Materials		118,552,026

Telecommunication Services 6.6%
Diversified Telecommunication Services 6.0%

AT&T, Inc.	1,281,465	43,198,185

BCE, Inc.	356,100	15,290,934

CenturyLink, Inc.	862,390	33,736,697

Deutsche Telekom AG, ADR	1,198,563	13,621,668

Telstra Corp., Ltd.	1,525,500	6,951,288

Verizon Communications, Inc.	1,298,013	56,165,022

Windstream Corp.	807,645	6,687,301

Total		175,651,095

Wireless Telecommunication Services 0.6%

Vodafone Group PLC, ADR	729,201	18,368,573

Total Telecommunication Services		194,019,668

Utilities 6.9%
Electric Utilities 2.8%

American Electric Power Co., Inc.	347,440	14,828,739

Duke Energy Corp.	322,500	20,575,500

FirstEnergy Corp.	350,515	14,637,507

NextEra Energy, Inc.	228,630	15,818,910

PPL Corp.	560,702	16,052,898

Total		81,913,554

Multi-Utilities 4.1%

Ameren Corp.	456,800	14,032,896

Dominion Resources, Inc.	467,402	24,211,423

National Grid PLC	1,088,700	12,486,755

PG&E Corp.	522,994	21,013,899

Public Service Enterprise Group, Inc.	182,300	5,578,380

SCANA Corp.	171,200	7,813,568

Sempra Energy	333,197	23,636,995

TECO Energy, Inc.	749,900	12,568,324

Total		121,342,240

Total Utilities		203,255,794

Total Common Stocks (Cost: $2,626,208,250)		2,900,507,129

Equity-Linked Notes 0.5%
Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG
Mandatory Exchangeable Notes (linked to common stock of Cisco Systems, Inc.)(a) 02/12/13	11.67%	412,500	15,906,412

Total Equity-Linked Notes (Cost: $15,031,500)			15,906,412

Convertible Bonds 0.2%
		Principal Amount	Value ($)
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	5,139,000	5,839,189

Total Convertible Bonds (Cost: $5,139,000)			5,839,189

Money Market Funds 1.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	35,930,083	35,930,083

Total Money Market Funds (Cost: $35,930,083)		35,930,083

Total Investments (Cost: $2,682,308,833)		2,958,182,813

Other Assets & Liabilities, Net		(1,067,778)

Net Assets		2,957,115,035

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $15,906,412 or 0.54% of net assets.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	79,103,189	927,380,229	(970,553,335)	35,930,083	85,486	35,930,083

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	231,156,352	8,984,498	—	240,140,850

Consumer Staples	314,923,568	—	—	314,923,568

Energy	371,081,327	—	—	371,081,327

Financials	513,582,117	—	—	513,582,117

Health Care	406,569,757	—	—	406,569,757

Industrials	310,263,857	—	—	310,263,857

Information Technology	228,118,165	—	—	228,118,165

Materials	118,552,026	—	—	118,552,026

Telecommunication Services	187,068,380	6,951,288	—	194,019,668

Utilities	190,769,039	12,486,755	—	203,255,794

Total Equity Securities	2,872,084,588	28,422,541	—	2,900,507,129

Bonds

Convertible Bonds	—	5,839,189	—	5,839,189

Total Bonds	—	5,839,189	—	5,839,189

Other

Equity-Linked Notes	—	15,906,412	—	15,906,412

Money Market Funds	35,930,083	—	—	35,930,083

Total Other	35,930,083	15,906,412	—	51,836,495

Total	2,908,014,671	50,168,142	—	2,958,182,813

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,646,378,750)	$2,922,252,730

Affiliated issuers (identified cost $35,930,083)	35,930,083

Total investments (identified cost $2,682,308,833)	2,958,182,813

Receivable for:

Capital shares sold	148,248

Dividends	5,833,057

Interest	56,743

Reclaims	144,846

Prepaid expenses	12,447

Trustees’ deferred compensation plan	39,108

Total assets	2,964,417,262

Liabilities

Payable for:

Investments purchased	1,802,749

Capital shares purchased	3,323,610

Investment management fees	1,421,759

Distribution and/or service fees	124,204

Transfer agent fees	150,118

Administration fees	131,452

Compensation of board members	166,990

Other expenses	142,237

Trustees’ deferred compensation plan	39,108

Total liabilities	7,302,227

Net assets applicable to outstanding capital stock	$2,957,115,035

Represented by

Partners’ capital	$2,957,115,035

Total — representing net assets applicable to outstanding capital stock	$2,957,115,035

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$1,803,840,726

Shares outstanding	125,997,330

Net asset value per share	$14.32

Class 2

Net assets	$18,872,705

Shares outstanding	1,328,140

Net asset value per share	$14.21

Class 3

Net assets	$1,134,401,604

Shares outstanding	79,548,016

Net asset value per share	$14.26

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$108,740,162

Dividends — affiliated issuers	85,486

Interest	192,713

Income from securities lending — net	1,114,426

Foreign taxes withheld	(1,652,460)

Total income	108,480,327

Expenses:

Investment management fees	17,216,129

Distribution and/or service fees

Class 2	43,041

Class 3	1,508,201

Transfer agent fees

Class 1	1,088,005

Class 2	10,330

Class 3	723,917

Administration fees	1,587,676

Compensation of board members	59,268

Custodian fees	23,809

Printing and postage fees	95,190

Professional fees	36,037

Other	142,054

Total expenses	22,533,657

Net investment income	85,946,670

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	378,415,327

Foreign currency translations	(5,086)

Net realized gain	378,410,241

Net change in unrealized appreciation (depreciation) on:

Investments	(66,685,629)

Foreign currency translations	1,795

Net change in unrealized appreciation (depreciation)	(66,683,834)

Net realized and unrealized gain	311,726,407

Net increase in net assets resulting from operations	$397,673,077

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$85,946,670	$51,213,002

Net realized gain	378,410,241	204,439,145

Net change in unrealized appreciation (depreciation)	(66,683,834)	(412,526,615)

Net increase (decrease) in net assets resulting from operations	397,673,077	(156,874,468)

Increase (decrease) in net assets from capital stock activity	(415,817,977)	3,168,911

Total decrease in net assets	(18,144,900)	(153,705,557)

Net assets at beginning of year	2,975,259,935	3,128,965,492

Net assets at end of year	$2,957,115,035	$2,975,259,935

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	3,786,956	52,203,219	17,256,979	220,285,452

Fund merger	—	—	6,125,550	88,211,428

Redemptions	(16,273,548)	(221,363,348)	(2,823,265)	(37,086,803)

Net increase (decrease)	(12,486,592)	(169,160,129)	20,559,264	271,410,077

Class 2 shares

Subscriptions	291,652	4,009,538	308,167	4,015,852

Fund merger	—	—	1,032,751	14,804,552

Redemptions	(217,297)	(2,958,122)	(177,675)	(2,294,173)

Net increase	74,355	1,051,416	1,163,243	16,526,231

Class 3 Shares

Subscriptions	18,303	254,141	181,510	2,239,870

Redemptions	(18,134,719)	(247,963,405)	(21,961,167)	(287,007,267)

Net increase	(18,116,416)	(247,709,264)	(21,779,657)	(284,767,397)

Total net decrease	(30,528,653)	(415,817,977)	(57,150)	3,168,911

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.55	$13.19	$12.05

Income from investment operations:

Net investment income	0.40	0.23	0.13

Net realized and unrealized gain (loss)	1.37	(0.87)	1.01

Total from investment operations	1.77	(0.64)	1.14

Net asset value, end of period	$14.32	$12.55	$13.19

Total return	14.10%	(4.85%)	9.46%

Ratios to average net assets(b)

Total gross expenses	0.69%	0.74%	0.78	%(c)

Total net expenses(d)	0.69%	0.74%	0.78	%(c)

Net investment income	2.89%	1.74%	1.68	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,803,841	$1,737,503	$1,554,975

Portfolio turnover	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.48	$13.15	$12.05

Income from investment operations:

Net investment income	0.37	0.22	0.11

Net realized and unrealized gain (loss)	1.36	(0.89)	0.99

Total from investment operations	1.73	(0.67)	1.10

Net asset value, end of period	$14.21	$12.48	$13.15

Total return	13.86%	(5.09%)	9.13%

Ratios to average net assets(b)

Total gross expenses	0.94%	0.97%	1.03	%(c)

Total net expenses(d)	0.94%	0.97%	1.03	%(c)

Net investment income	2.69%	1.71%	1.37	%(c)

Supplemental data

Net assets, end of period (in thousands)	$18,873	$15,653	$1,191

Portfolio turnover	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$12.51	$13.17	$11.27	$8.84	$16.24

Income from investment operations:

Net investment income	0.38	0.20	0.17	0.20	0.23

Net realized and unrealized gain (loss)	1.37	(0.86)	1.73	2.23	(6.35)

Total from investment operations	1.75	(0.66)	1.90	2.43	(6.12)

Net investment income	—	—	—	—	(0.01)

Net realized gains	—	—	—	—	(1.27)

Total distributions to shareholders	—	—	—	—	(1.28)

Net asset value, end of period	$14.26	$12.51	$13.17	$11.27	$8.84

Total return	13.99%	(5.01%)	16.83%	27.46%	(40.47%)

Ratios to average net assets(a)

Total gross expenses	0.82%	0.86%	0.90%	0.76%	0.86%

Total net expenses(b)	0.82%	0.86%	0.90%	0.76%	0.86%

Net investment income	2.74%	1.57%	1.42%	2.14%	2.03%

Supplemental data

Net assets, end of period (in thousands)	$1,134,402	$1,222,104	$1,572,800	$3,857,317	$2,765,112

Portfolio turnover	64%	41%	26%	49%	41%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund), formerly known as Columbia Variable Portfolio — Diversified Equity Income Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is

Annual Report 2012	21

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income

22	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $10,487.

Annual Report 2012	23

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.76%
Class 2	1.01
Class 3	0.885

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,900,878,613 and $2,184,192,936, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of

24	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 97.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Value Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $3,334,199,867 and the combined net assets immediately after the acquisition were $3,437,215,847.

The merger was accomplished by a tax-free exchange of 7,555,251 shares of the acquired fund valued at $103,015,980 (including $24,411,317 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	6,125,550
Class 2	1,032,751

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $52.9 million, $209.8 million, $(411.6) million and $(148.9) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

Annual Report 2012	25

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Dividend Opportunity Fund (formerly Columbia Variable Portfolio — Diversified Equity Income Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Dividend Opportunity Fund (formerly Columbia Variable Portfolio — Diversified Equity Income Fund) (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	27

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 91.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.9%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	6,372,000	6,499,440

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	3,822,000	4,156,425

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	8,990,000	9,866,525

Oshkosh Corp.
03/01/17	8.250%	904,000	992,140
03/01/20	8.500%	5,143,000	5,695,872

TransDigm, Inc.(a)
10/15/20	5.500%	2,628,000	2,733,120

Total			29,943,522

Automotive 1.8%
Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	711,000	774,990
06/15/21	8.250%	3,217,000	3,538,700

Lear Corp.
03/15/18	7.875%	3,652,000	3,980,680

Schaeffler Finance BV(a) Senior Secured
02/15/17	7.750%	1,890,000	2,097,900
02/15/19	8.500%	1,041,000	1,171,125

Visteon Corp.
04/15/19	6.750%	6,652,000	7,084,380

Total			18,647,775

Banking 0.4%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	3,806,000	4,205,630

Brokerage 0.5%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	2,808,000	2,878,200

Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured
03/15/20	5.625%	1,546,000	1,619,435
03/15/22	5.875%	819,000	868,140

Total			5,365,775

Building Materials 1.2%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	3,568,000	3,942,640

Gibraltar Industries, Inc.
12/01/15	8.000%	3,295,000	3,336,187

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interface, Inc.
12/01/18	7.625%	1,569,000	1,684,714

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	2,601,000	2,640,015

Nortek, Inc.
12/01/18	10.000%	390,000	433,875
04/15/21	8.500%	617,000	684,870

Total			12,722,301

Chemicals 4.5%
Ashland, Inc.(a)
08/15/22	4.750%	1,778,000	1,849,120

Celanese U.S. Holdings LLC
06/15/21	5.875%	1,105,000	1,237,600

Celanese US Holdings LLC
11/15/22	4.625%	1,937,000	2,029,008

Huntsman International LLC(a)
11/15/20	4.875%	1,115,000	1,127,544

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	3,285,000	3,646,350

Koppers, Inc.
12/01/19	7.875%	1,040,000	1,144,000

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%	6,867,000	8,051,557
04/15/24	5.750%	8,004,000	9,404,700

Momentive Performance Materials, Inc. Senior Secured(a)
10/15/20	8.875%	2,457,000	2,481,570

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	160,000	181,600

Nufarm Australia Ltd.(a)
10/15/19	6.375%	720,000	752,400

PQ Corp. Secured(a)
05/01/18	8.750%	7,774,000	8,084,960

Polypore International, Inc.
11/15/17	7.500%	3,000,000	3,270,000

Rockwood Specialties Group, Inc.
10/15/20	4.625%	2,444,000	2,529,540

Total			45,789,949

Construction Machinery 3.0%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	794,000	857,520

CNH Capital LLC
11/01/16	6.250%	4,597,000	5,068,192

Case New Holland, Inc.
12/01/17	7.875%	6,033,000	7,134,022

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Columbus McKinnon Corp.
02/01/19	7.875%	1,100,000	1,179,750

H&E Equipment Services, Inc.(a)
09/01/22	7.000%	1,297,000	1,381,305

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	4,467,000	4,623,345

United Rentals North America, Inc.
12/15/19	9.250%	8,620,000	9,826,800

United Rentals North America, Inc.(a) Secured
07/15/18	5.750%	879,000	947,123

Total			31,018,057

Consumer Cyclical Services 1.2%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.375%	3,054,000	3,344,130

Vivint, Inc. Senior Secured(a)
12/01/19	6.375%	8,982,000	8,903,407

Total			12,247,537

Consumer Products 0.6%
Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	1,385,000	1,488,875

Spectrum Brands Escrow Corp.(a) Senior Unsecured
11/15/20	6.375%	2,268,000	2,381,400
11/15/22	6.625%	1,146,000	1,229,085

Spectrum Brands, Inc.(a)
03/15/20	6.750%	933,000	998,310

Tempur-Pedic International, Inc.(a)
12/15/20	6.875%	372,000	382,695

Total			6,480,365

Diversified Manufacturing 0.6%
Actuant Corp.
06/15/22	5.625%	1,851,000	1,915,785

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	3,474,000	3,717,180

Tomkins LLC/Inc. Secured
10/01/18	9.000%	420,000	470,400

Total			6,103,365

Electric 1.3%
AES Corp. Senior Unsecured
07/01/21	7.375%	2,602,000	2,888,220

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp. Senior Unsecured
03/15/22	5.050%	953,000	1,062,086

Calpine Corp. Senior Secured(a)
02/15/21	7.500%	2,415,000	2,668,575

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	2,407,000	2,840,260

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	1,626,000	1,703,235

Ipalco Enterprises, Inc.(a) Senior Secured
04/01/16	7.250%	2,015,000	2,236,650

Total			13,399,026

Entertainment 0.5%
AMC Entertainment, Inc.
06/01/19	8.750%	2,730,000	3,023,475

Cinemark USA, Inc.(a)
12/15/22	5.125%	1,101,000	1,114,763

Speedway Motorsports, Inc.
02/01/19	6.750%	445,000	471,700

Total			4,609,938

Environmental 0.5%
Clean Harbors, Inc.
08/01/20	5.250%	3,004,000	3,131,670

Clean Harbors, Inc.(a)
06/01/21	5.125%	1,897,000	1,968,138

Total			5,099,808

Food and Beverage 0.1%
Cott Beverages, Inc.
09/01/18	8.125%	1,347,000	1,488,435

Gaming 3.2%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	1,447,000	1,436,147

MGM Resorts International
12/15/21	6.625%	3,417,000	3,417,000

MGM Resorts International(a)
10/01/20	6.750%	958,000	978,358

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	3,684,000	4,255,020

Seminole Indian Tribe of Florida(a) Secured
10/01/17	7.750%	4,520,000	4,887,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
10/01/20	6.535%	4,385,000	4,767,898
Senior Unsecured
10/01/20	7.804%	1,675,000	1,701,281

Seneca Gaming Corp.(a)
12/01/18	8.250%	1,992,000	2,101,560

Studio City Finance Ltd.(a)
12/01/20	8.500%	5,145,000	5,389,387

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	4,048,000	3,643,200

Total			32,577,101

Gas Pipelines 5.9%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	3,856,000	3,913,840

El Paso LLC
09/15/20	6.500%	2,675,000	3,022,750
01/15/32	7.750%	10,213,000	12,000,204

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	6,052,000	6,475,640

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	1,714,000	1,883,258
02/15/23	5.500%	3,763,000	4,082,855

Regency Energy Partners LP/Corp.
04/15/23	5.500%	2,105,000	2,247,087

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	1,649,000	1,801,533
07/15/21	6.500%	5,169,000	5,660,055

Sonat, Inc.
02/01/18	7.000%	2,600,000	2,846,844

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	7,827,000	7,963,972

Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	6,490,000	6,603,575

Tesoro Logistics LP/Finance Corp. Senior Unsecured(a)
10/01/20	5.875%	1,724,000	1,788,650

Total			60,290,263

Health Care 5.9%
American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	1,199,000	1,261,947

Amsurg Corp.(a)
11/30/20	5.625%	1,136,000	1,181,440

Biomet, Inc.(a)
08/01/20	6.500%	2,818,000	2,994,125

CHS/Community Health Systems, Inc.
11/15/19	8.000%	3,540,000	3,832,050
07/15/20	7.125%	1,053,000	1,124,078

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
08/15/18	5.125%	4,156,000	4,332,630

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	3,729,000	4,111,222

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	1,892,000	1,993,695

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	125,000	134,219
01/31/22	5.875%	1,458,000	1,581,930

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	3,945,000	4,043,625

HCA, Inc.
05/01/23	5.875%	1,808,000	1,871,280
Senior Secured
02/15/20	6.500%	8,596,000	9,670,500
05/01/23	4.750%	1,201,000	1,222,017

Health Management Associates, Inc.
01/15/20	7.375%	1,481,000	1,599,480

Hologic, Inc.(a)
08/01/20	6.250%	660,000	711,150

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,580,000	1,655,050

LifePoint Hospitals, Inc.
10/01/20	6.625%	1,251,000	1,351,080

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	2,901,000	3,183,847

STHI Holding Corp. Secured(a)
03/15/18	8.000%	1,164,000	1,260,030

Tenet Healthcare Corp. Senior Secured(a)
06/01/20	4.750%	3,175,000	3,222,625

Universal Hospital Services, Inc. Secured(a)
08/15/20	7.625%	1,094,000	1,152,803

VWR Funding, Inc.(a)
09/15/17	7.250%	243,000	254,543

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	4,182,000	4,328,370
02/01/19	7.750%	400,000	414,000

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	1,695,000	1,745,850

Total			60,233,586

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	1,964,000	2,356,800

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 1.2%
KB Home
09/15/17	9.100%	2,155,000	2,505,187
03/15/20	8.000%	1,439,000	1,633,265

Meritage Homes Corp.
04/01/22	7.000%	1,394,000	1,515,975

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	2,070,000	2,287,350

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	3,012,000	3,192,720
04/15/20	7.750%	866,000	917,960

Total			12,052,457

Independent Energy 13.0%

Antero Resources Finance Corp.
12/01/17	9.375%	213,000	233,768
08/01/19	7.250%	781,000	851,290

Berry Petroleum Co. Senior Unsecured
11/01/20	6.750%	975,000	1,048,125

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	1,566,000	1,691,280

Chaparral Energy, Inc.
11/15/22	7.625%	1,575,000	1,657,688

Chesapeake Energy Corp.
08/15/20	6.625%	6,714,000	7,225,942
02/15/21	6.125%	4,684,000	4,859,650

Cimarex Energy Co.
05/01/22	5.875%	4,336,000	4,747,920

Comstock Resources, Inc.
06/15/20	9.500%	3,895,000	4,187,125

Concho Resources, Inc.
01/15/21	7.000%	520,000	579,800
01/15/22	6.500%	4,675,000	5,142,500
04/01/23	5.500%	440,000	460,900

Continental Resources, Inc.
10/01/19	8.250%	392,000	439,040
04/01/21	7.125%	2,787,000	3,142,343
09/15/22	5.000%	12,172,000	13,115,330

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(a)
12/15/17	8.125%	1,549,000	1,535,446

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	563,000	596,780
Senior Secured
05/01/19	6.875%	3,680,000	4,011,200

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	3,499,000	3,945,122

Halcon Resources Corp.(a)
05/15/21	8.875%	1,781,000	1,887,860

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kodiak Oil & Gas Corp.
12/01/19	8.125%	12,052,000	13,287,330

Laredo Petroleum, Inc.
02/15/19	9.500%	6,127,000	6,846,922
05/01/22	7.375%	2,485,000	2,696,225

MEG Energy Corp.(a)
03/15/21	6.500%	3,390,000	3,567,975
01/30/23	6.375%	2,527,000	2,634,398

Oasis Petroleum, Inc.
02/01/19	7.250%	2,221,000	2,387,575
11/01/21	6.500%	5,236,000	5,563,250
01/15/23	6.875%	2,189,000	2,347,703

Plains Exploration & Production Co.
11/15/20	6.500%	6,244,000	6,915,230
02/15/23	6.875%	4,683,000	5,350,327

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	3,559,000	4,101,747
10/01/22	5.375%	3,394,000	3,648,550
05/01/23	5.250%	7,839,000	8,387,730

Range Resources Corp.
06/01/21	5.750%	994,000	1,063,580

SM Energy Co. Senior Unsecured
11/15/21	6.500%	1,758,000	1,881,060
01/01/23	6.500%	1,329,000	1,422,030

Sandridge Energy, Inc.
10/15/22	8.125%	211,000	231,045

Whiting Petroleum Corp.
10/01/18	6.500%	211,000	226,825

Total			133,918,611

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	1,355,000	1,500,663

Media Cable 4.0%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	7,461,000	8,412,277
01/31/22	6.625%	2,081,000	2,273,493
09/30/22	5.250%	1,168,000	1,182,600

CSC Holdings LLC Senior Unsecured(a)
11/15/21	6.750%	5,085,000	5,637,994

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	2,394,000	2,396,993

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	2,481,000	2,583,341

DISH DBS Corp.
09/01/19	7.875%	1,347,000	1,596,195
06/01/21	6.750%	8,128,000	9,265,920
07/15/22	5.875%	1,976,000	2,124,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quebecor Media, Inc. Senior Unsecured(a)
01/15/23	5.750%	2,312,000	2,436,270

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a)
01/15/23	5.500%	2,745,000	2,834,212

Videotron Ltd.
07/15/22	5.000%	581,000	609,324

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	75,000	77,625

Total			41,430,444

Media Non-Cable 6.2%
AMC Networks, Inc.
07/15/21	7.750%	6,557,000	7,491,372
12/15/22	4.750%	1,807,000	1,816,035

Clear Channel Worldwide Holdings, Inc.(a)
11/15/22	6.500%	3,307,000	3,397,942
11/15/22	6.500%	10,946,000	11,356,475

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	2,859,000	3,152,048

Intelsat Jackson Holdings SA
04/01/19	7.250%	3,565,000	3,832,375
Senior Unsecured
04/01/21	7.500%	925,000	1,019,813

Lamar Media Corp.(a)
05/01/23	5.000%	3,788,000	3,892,170

National CineMedia LLC Senior Secured
04/15/22	6.000%	3,008,000	3,188,480

Nielsen Finance LLC/Co.(a)
10/01/20	4.500%	5,508,000	5,480,460

Salem Communications Corp. Secured
12/15/16	9.625%	4,819,000	5,337,042

Starz LLC/Finance Corp. Senior Unsecured(a)
09/15/19	5.000%	1,291,000	1,323,275

Univision Communications, Inc.(a) Senior Secured
11/01/20	7.875%	9,176,000	9,910,080
09/15/22	6.750%	2,506,000	2,587,445

Total			63,785,012

Metals 4.6%
Alpha Natural Resources, Inc.
04/15/18	9.750%	3,719,000	4,016,520
06/01/19	6.000%	2,320,000	2,151,800

ArcelorMittal(b) Senior Unsecured
03/01/21	6.000%	1,307,000	1,303,253
02/25/22	6.750%	2,173,000	2,275,358

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arch Coal, Inc.
06/15/19	7.000%	1,167,000	1,085,310

Arch Coal, Inc.(a)
06/15/19	9.875%	3,074,000	3,196,960

CONSOL Energy, Inc.
04/01/20	8.250%	1,382,000	1,496,015

Calcipar SA Senior Secured(a)
05/01/18	6.875%	5,048,000	5,148,960

Compass Minerals International, Inc.
06/01/19	8.000%	1,610,000	1,734,775

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	7,001,000	7,473,567

Inmet Mining Corp.(a)
06/01/20	8.750%	4,925,000	5,380,562
06/01/21	7.500%	1,525,000	1,582,188

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	2,761,000	2,885,245

Peabody Energy Corp.
11/15/18	6.000%	3,610,000	3,835,625

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	3,629,000	3,692,508

Total			47,258,646

Non-Captive Consumer 0.9%
SLM Corp. Senior Unsecured
03/25/20	8.000%	3,657,000	4,178,123

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	5,495,000	4,918,025

Total			9,096,148

Non-Captive Diversified 5.6%
AerCap Aviation Solutions BV
05/30/17	6.375%	3,273,000	3,436,650

Ally Financial, Inc.
03/15/20	8.000%	16,401,000	20,091,225
09/15/20	7.500%	3,588,000	4,332,510

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	2,800,000	3,059,000

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	4,090,000	4,621,700
Senior Unsecured
02/15/19	5.500%	9,106,000	9,880,010

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	1,705,000	2,003,375

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/15/20	8.250%	6,346,000	7,567,605
01/15/22	8.625%	1,980,000	2,445,300

Total			57,437,375

Oil Field Services 1.5%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	5,530,000	5,944,750

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	4,048,000	4,412,320

Oil States International, Inc.
06/01/19	6.500%	2,433,000	2,591,145

Oil States International, Inc.(a)
01/15/23	5.125%	2,043,000	2,071,091

Total			15,019,306

Other Financial Institutions 0.2%
FTI Consulting, Inc.(a)
11/15/22	6.000%	1,477,000	1,528,695

Other Industry 0.7%
Interline Brands, Inc.
11/15/18	7.500%	4,321,000	4,666,680

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a)
08/01/20	8.875%	2,133,000	2,276,978

Total			6,943,658

Packaging 1.2%
Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	701,000	750,070
Senior Secured
08/15/19	7.875%	3,417,000	3,801,412

Reynolds Group Issuer, Inc./LLC(a) Senior Secured
10/15/20	5.750%	5,398,000	5,573,435

Sealed Air Corp.(a)
09/15/21	8.375%	1,171,000	1,337,868
Senior Unsecured
12/01/20	6.500%	731,000	789,480

Total			12,252,265

Pharmaceuticals 1.0%
Catalent Pharma Solutions, Inc.(a)
10/15/18	7.875%	2,432,000	2,450,240

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	1,237,000	1,403,995

VPI Escrow Corp.(a)
10/15/20	6.375%	3,794,000	4,069,065

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International Senior Notes(a)
10/15/20	6.375%	759,000	814,028

Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	1,524,000	1,623,060

Total			10,360,388

Restaurants 0.2%
Shearer’s Foods, Inc. LLC Senior Secured(a)
11/01/19	9.000%	1,771,000	1,859,550

Retailers 1.2%
AutoNation, Inc.
02/01/20	5.500%	255,000	273,488

Limited Brands, Inc.
02/15/22	5.625%	3,499,000	3,805,162

Penske Automotive Group, Inc.(a)
10/01/22	5.750%	2,225,000	2,291,750

Rite Aid Corp. Senior Secured
08/15/20	8.000%	4,210,000	4,809,925

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	1,201,000	1,327,105

Total			12,507,430

Technology 4.8%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	2,172,000	2,204,580
04/01/20	6.375%	1,612,000	1,692,600

Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	3,116,000	3,108,210

Amkor Technology, Inc.(a) Senior Unsecured
10/01/22	6.375%	3,375,000	3,324,375

Anixter, Inc.
05/01/19	5.625%	932,000	980,930

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	788,000	849,070

CDW LLC/Finance Corp.
04/01/19	8.500%	1,139,000	1,232,968
Senior Secured
12/15/18	8.000%	7,900,000	8,739,375

Cardtronics, Inc.
09/01/18	8.250%	3,000,000	3,330,000

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	1,525,000	1,692,750

First Data Corp.(a) Secured
01/15/21	8.250%	2,529,000	2,529,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
06/15/19	7.375%	6,747,000	7,000,012
08/15/20	8.875%	205,000	223,450
11/01/20	6.750%	2,679,000	2,712,487

Freescale Semiconductor, Inc. Senior Secured(a)
04/15/18	9.250%	49,000	53,533

Interactive Data Corp.
08/01/18	10.250%	3,665,000	4,123,125

Nuance Communications, Inc.(a)
08/15/20	5.375%	5,470,000	5,716,150

Total			49,512,615

Textile 0.1%
PVH Corp. Senior Unsecured
12/15/22	4.500%	938,000	947,380

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	2,115,000	2,442,825

Hertz Corp. (The)
01/15/21	7.375%	864,000	950,400

Hertz Corp. (The)(a)
10/15/20	5.875%	1,900,000	1,985,500
10/15/22	6.250%	1,588,000	1,691,220

Total			7,069,945

Wireless 4.2%
Cricket Communications, Inc.
10/15/20	7.750%	2,975,000	3,034,500
Senior Secured
05/15/16	7.750%	4,290,000	4,542,037

Crown Castle International Corp. Senior Unsecured(a)
01/15/23	5.250%	3,789,000	4,054,230

SBA Telecommunications, Inc.(a)
07/15/20	5.750%	5,136,000	5,457,000

Sprint Capital Corp.
11/15/28	6.875%	8,661,000	9,007,440

Sprint Nextel Corp.(a)
11/15/18	9.000%	8,322,000	10,277,670
03/01/20	7.000%	1,763,000	2,049,488

Wind Acquisition Finance SA Senior Secured(a)
02/15/18	7.250%	5,104,000	5,175,456

Total			43,597,821

Wirelines 5.6%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	10,359,000	11,446,685
03/15/22	5.800%	10,210,000	10,793,267

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CyrusOne LLP./Finance Corp.(a)
11/15/22	6.375%	2,435,000	2,538,487

Frontier Communications Corp. Senior Unsecured
10/01/18	8.125%	20,000	23,000
04/15/20	8.500%	1,692,000	1,945,800
07/01/21	9.250%	4,083,000	4,787,317
04/15/22	8.750%	1,319,000	1,530,040

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	202,000	211,848

Level 3 Communications, Inc. Senior Unsecured(a)
06/01/19	8.875%	606,000	645,390

Level 3 Financing, Inc.
04/01/19	9.375%	7,392,000	8,260,560
07/01/19	8.125%	1,100,000	1,199,000

Level 3 Financing, Inc.(a)
06/01/20	7.000%	1,350,000	1,410,750

PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	967,000	1,037,107

Windstream Corp.
10/15/20	7.750%	4,460,000	4,816,800
06/01/22	7.500%	3,640,000	3,858,400

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	1,804,000	2,006,950

tw telecom holdings, Inc.(a)
10/01/22	5.375%	1,136,000	1,189,960

Total			57,701,361

Total Corporate Bonds & Notes
(Cost: $873,624,912)			938,359,003

Senior Loans 5.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Silver II Borrower SCA Term Loan(b)(c)(d)
11/20/19	5.000%	570,000	574,988

Automotive 0.1%
Schaeffler AG Tranche B2 Term Loan(b)(c)
01/27/17	6.000%	1,443,000	1,458,339

Chemicals 0.4%
PQ Corp. Tranche B Term Loan(b)(c)
04/15/17	5.250%	3,644,000	3,661,710

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Construction Machinery 0.6%
CPM Acquisition Corp. 1st Lien Term Loan(b)(c)
08/29/17	6.250%	3,798,000	3,816,990

CPM Holdings, Inc. 2nd Lien Term Loan(b)(c)
03/01/18	10.250%	2,437,000	2,455,277

Total			6,272,267

Consumer Cyclical Services 0.7%
New Breed, Inc. Term Loan(b)(c)
10/01/19	6.000%	3,543,000	3,498,713

West Corp. Tranche B6 Term Loan(b)(c)
06/30/18	5.750%	3,691,450	3,744,016

Total			7,242,729

Consumer Products 0.2%
Serta Simmons Holdings LLC Term Loan(b)(c)
10/01/19	5.000%	2,013,000	2,014,671

Spectrum Brands, Inc. Term Loan(b)(c)(d)
10/09/19	4.500%	415,000	418,760

Total			2,433,431

Gaming 0.2%
ROC Finance LLC Tranche B Term Loan(b)(c)
08/19/17	8.500%	1,568,000	1,615,040

Health Care 0.1%
ConvaTec, Inc. Term Loan(b)(c)
12/22/16	5.000%	439,000	443,754

Life Insurance 0.1%
Alliant Holdings I, Inc. Term Loan(b)(c)(d)
11/26/19	5.000%	1,316,000	1,317,316

Media Cable 0.3%
WideOpenWest Finance LLC Term Loan(b)(c)
07/17/18	6.250%	2,658,640	2,685,838

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Media Non-Cable 0.2%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(b)(c)
09/16/19	7.500%	2,371,163	2,439,334

Metals 0.7%
FMG Resources August 2006 Proprietary Ltd.(b)(c) Term Loan
10/18/17	5.250%	2,702,227	2,722,494

FMG Resources August 2006 Proprietary Ltd.(b)(c)(d) Term Loan
10/18/17	5.250%	4,306,560	4,338,859

Total			7,061,353

Property & Casualty 1.2%
Asurion LLC 1st Lien Term Loan(b)(c)
05/24/18	5.500%	5,907,000	5,961,640

Lonestar Intermediate Super Holdings LLC Term Loan(b)(c)
09/02/19	11.000%	6,314,000	6,692,840

Total			12,654,480

Technology 0.2%
Blue Coat Systems Term Loan(b)(c)
02/15/18	5.750%	2,084,775	2,096,512

Total Senior Loans
(Cost: $50,663,988)			51,957,091

Money Market Funds 2.5%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(e)(f)		26,137,674	26,137,674

Total Money Market Funds
(Cost: $26,137,674)			26,137,674

Total Investments
(Cost: $950,426,574)			1,016,453,768

Other Assets & Liabilities, Net			11,760,937

Net Assets			1,028,214,705

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $337,132,732 or 32.79% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(b)	Variable rate security.

(c)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	43,686,063	528,669,691	(546,218,080)	—	26,137,674	70,713	26,137,674

Abbreviation Legend

PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid,

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	938,359,003	—	938,359,003

Total Bonds	—	938,359,003	—	938,359,003

Other

Senior Loans	—	51,957,091	—	51,957,091

Money Market Funds	26,137,674	—	—	26,137,674

Total Other	26,137,674	51,957,091	—	78,094,765

Total	26,137,674	990,316,094	—	1,016,453,768

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of December 31, 2011	8,612,322

Accrued discounts/premiums	(1,107)

Realized gain (loss)	(184,816)

Change in unrealized appreciation (depreciation)(a)	(121,232)

Sales	(8,305,167)

Purchases	—

Issuances	—

Settlements	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $0.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $924,288,900)	$990,316,094

Affiliated issuers (identified cost $26,137,674)	26,137,674

Total investments (identified cost $950,426,574)	1,016,453,768

Cash	400,289

Receivable for:

Investments sold	1,882,617

Capital shares sold	135,298

Investments sold on a delayed delivery basis	3,275,768

Dividends	3,428

Interest	14,542,421

Reclaims	2,166

Prepaid expenses	6,135

Total assets	1,036,701,890

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	6,607,498

Capital shares purchased	1,120,300

Investment management fees	497,478

Distribution and/or service fees	29,903

Transfer agent fees	52,074

Administration fees	58,429

Compensation of board members	73,790

Expense reimbursement due to Investment Manager	7,818

Other expenses	39,895

Total liabilities	8,487,185

Net assets applicable to outstanding capital stock	$1,028,214,705

Represented by

Paid-in capital	$837,880,663

Undistributed net investment income	72,018,643

Accumulated net realized gain	52,288,205

Unrealized appreciation (depreciation) on:

Investments	66,027,194

Total — representing net assets applicable to outstanding capital stock	$1,028,214,705

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$755,647,882

Shares outstanding	71,899,750

Net asset value per share	$10.51

Class 2

Net assets	$9,657,373

Shares outstanding	923,276

Net asset value per share	$10.46

Class 3

Net assets	$262,909,450

Shares outstanding	24,961,471

Net asset value per share	$10.53

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Operations

Year ended December 31, 2012

Net investment income
Income:
Dividends — affiliated issuers	$70,713
Interest	79,977,935
Income from securities lending — net	708,921
Foreign taxes withheld	(5,441)

Total income	80,752,128

Expenses:
Investment management fees	6,709,516
Distribution and/or service fees
Class 2	16,402
Class 3	318,781
Transfer agent fees
Class 1	549,005
Class 2	3,936
Class 3	153,011
Administration fees	781,169
Compensation of board members	39,275
Custodian fees	20,941
Printing and postage fees	45,819
Professional fees	43,500
Other	27,611

Total expenses	8,708,966
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(41,727)

Total net expenses	8,667,239

Net investment income	72,084,889

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	52,519,160

Net realized gain	52,519,160
Net change in unrealized appreciation (depreciation) on:
Investments	37,300,002

Net change in unrealized appreciation (depreciation)	37,300,002

Net realized and unrealized gain	89,819,162

Net increase in net assets resulting from operations	$161,904,051

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$72,084,889	$79,437,383

Net realized gain	52,519,160	24,846,252

Net change in unrealized appreciation (depreciation)	37,300,002	(32,889,060)

Net increase in net assets resulting from operations	161,904,051	71,394,575

Distributions to shareholders

Net investment income

Class 1	(62,367,943)	(86,977,623)

Class 2	(396,906)	(260,487)

Class 3	(16,687,936)	(22,472,230)

Net realized gains

Class 1	(19,040,291)	(25,720,685)

Class 2	(124,341)	(77,521)

Class 3	(5,182,451)	(6,744,390)

Total distributions to shareholders	(103,799,868)	(142,252,936)

Increase (decrease) in net assets from capital stock activity	(254,242,870)	200,334,136

Total increase (decrease) in net assets	(196,138,687)	129,475,775

Net assets at beginning of year	1,224,353,392	1,094,877,617

Net assets at end of year	$1,028,214,705	$1,224,353,392

Undistributed net investment income	$72,018,643	$79,386,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,963,804	81,516,877	11,608,987	122,540,120

Distributions reinvested	8,401,262	81,408,234	11,511,574	112,698,308

Redemptions	(42,599,391)	(435,104,895)	(3,780,647)	(37,763,931)

Net increase (decrease)	(26,234,325)	(272,179,784)	19,339,914	197,474,497

Class 2 shares

Subscriptions	483,229	4,941,795	414,909	4,252,401

Distributions reinvested	53,959	521,247	34,632	338,008

Redemptions	(85,147)	(879,702)	(65,369)	(638,343)

Net increase	452,041	4,583,340	384,172	3,952,066

Class 3 shares

Subscriptions	1,445,901	14,896,990	830,004	8,532,965

Distributions reinvested	2,250,040	21,870,387	2,978,249	29,216,620

Redemptions	(2,275,445)	(23,413,803)	(3,779,059)	(38,842,012)

Net increase (decrease)	1,420,496	13,353,574	29,194	(1,092,427)

Total net increase (decrease)	(24,361,788)	(254,242,870)	19,753,280	200,334,136

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.02	$10.69	$11.25

Income from investment operations:

Net investment income	0.64	0.70	0.51

Net realized and unrealized gain (loss)	0.78	(0.04)	0.23

Total from investment operations	1.42	0.66	0.74

Less distributions to shareholders:

Net investment income	(0.71)	(1.03)	(1.30)

Net realized gains	(0.22)	(0.30)	—

Total distributions to shareholders	(0.93)	(1.33)	(1.30)

Net asset value, end of period	$10.51	$10.02	$10.69

Total return	14.97%	6.42%	7.68%

Ratios to average net assets(b)

Total gross expenses	0.71%	0.72%	0.78	%(c)

Total net expenses(d)	0.71%	0.72%	0.78	%(c)

Net investment income	6.16%	6.76%	7.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$755,648	$983,282	$842,202

Portfolio turnover	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.98	$10.67	$11.25

Income from investment operations:

Net investment income	0.60	0.66	0.47

Net realized and unrealized gain (loss)	0.79	(0.03)	0.24

Total from investment operations	1.39	0.63	0.71

Less distributions to shareholders:

Net investment income	(0.69)	(1.02)	(1.29)

Net realized gains	(0.22)	(0.30)	—

Total distributions to shareholders	(0.91)	(1.32)	(1.29)

Net asset value, end of period	$10.46	$9.98	$10.67

Total return	14.72%	6.17%	7.44%

Ratios to average net assets(b)

Total gross expenses	0.96%	0.97%	1.01	%(c)

Total net expenses(d)	0.96%	0.96%	1.01	%(c)

Net investment income	5.86%	6.54%	6.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,657	$4,704	$929

Portfolio turnover	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.04	$10.71	$10.71	$7.99	$9.86

Income from investment operations:

Net investment income	0.62	0.69	0.81	0.84	0.69

Net realized and unrealized gain (loss)	0.79	(0.05)	0.47	2.46	(2.54)

Total from investment operations	1.41	0.64	1.28	3.30	(1.85)

Less distributions to shareholders:

Net investment income	(0.70)	(1.01)	(1.28)	(0.58)	(0.02)

Net realized gains	(0.22)	(0.30)	—	—	—

Total distributions to shareholders	(0.92)	(1.31)	(1.28)	(0.58)	(0.02)

Net asset value, end of period	$10.53	$10.04	$10.71	$10.71	$7.99

Total return	14.80%	6.26%	13.04%	42.41%	(18.82%)

Ratios to average net assets(a)

Total gross expenses	0.84%	0.85%	0.86%	0.88%	0.92%

Total net expenses(b)	0.83%	0.85%	0.86%	0.88%	0.92%

Net investment income	6.01%	6.63%	7.38%	8.63%	8.04%

Supplemental data

Net assets, end of period (in thousands)	$262,909	$236,367	$251,747	$2,003,909	$755,538

Portfolio turnover	68%	66%	77%	70%	76%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE); therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

24	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such

Annual Report 2012	25

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $4,980.

26	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.71%
Class 2	0.96
Class 3	0.835

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.705%
Class 2	0.955
Class 3	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$81,002,764	$111,778,553
Long-term capital gains	22,797,104	30,474,383
Total	103,799,868	142,252,936

Annual Report 2012	27

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$84,276,748
Undistributed accumulated long-term gain	40,251,934
Unrealized appreciation	65,877,162

At December 31, 2012, the cost of investments for federal income tax purposes was $950,576,606 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$66,849,730
Unrealized depreciation	(972,568)
Net unrealized appreciation	$65,877,162

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $752,617,331 and $1,009,556,321, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 99.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

28	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	29

Columbia Variable Portfolio – Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Income Opportunities Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

30	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%
Issuer	Shares	Value ($)
Australia 2.8%
Australia and New Zealand Banking Group Ltd.	118,911	3,131,699

National Australia Bank Ltd.	135,817	3,572,406

Newcrest Mining Ltd.	77,227	1,806,546

Wesfarmers Ltd.	61,553	2,374,785

Total		10,885,436

Belgium 1.8%
Anheuser-Busch InBev NV	83,813	7,298,822

Brazil 1.3%
Cia Hering	109,500	2,245,619

Itaú Unibanco Holding SA, ADR	165,510	2,724,295

Total		4,969,914

Canada 2.3%
Canadian National Railway Co.	50,800	4,613,214

CGI Group, Inc., Class A(a)	199,800	4,607,834

Total		9,221,048

China 2.6%
Baidu, Inc., ADR(a)	16,580	1,662,808

CNOOC Ltd.	1,170,000	2,577,525

Dongfeng Motor Group Co., Ltd., Class H	750,000	1,180,803

ENN Energy Holdings Ltd.	656,000	2,874,519

Ping An Insurance Group Co. of China Ltd., Class H	226,500	1,931,979

Total		10,227,634

Denmark 1.1%
Novo Nordisk A/S, Class B	27,423	4,465,470

Finland 0.6%
KONE OYJ, Class B	29,507	2,182,330

France 7.1%
Air Liquide SA	28,711	3,627,283

AtoS	39,454	2,770,730

BNP Paribas SA	145,209	8,266,755

Edenred	56,553	1,749,090

European Aeronautic Defence and Space Co. NV	97,961	3,861,744

Publicis Groupe SA	66,323	3,990,202

Societe Generale SA(a)	95,430	3,628,484

Total		27,894,288

Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 12.7%
Allianz SE, Registered Shares	59,991	8,362,563

BASF SE	44,271	4,186,263

Bayer AG, Registered Shares	42,304	4,034,187

Brenntag AG	33,418	4,402,667

Continental AG	34,757	4,051,045

Fresenius Medical Care AG & Co. KGaA	69,094	4,768,322

Kabel Deutschland Holding AG	66,371	4,995,454

Lanxess AG	46,072	4,062,603

Merck KGaA	23,493	3,096,255

SAP AG	104,445	8,398,701

Total		50,358,060

Hong Kong 2.9%
AIA Group Ltd.	1,409,000	5,588,566

Cheung Kong Holdings Ltd.	211,000	3,283,035

Sun Hung Kai Properties Ltd.	174,000	2,638,752

Total		11,510,353

India 0.6%
ICICI Bank Ltd., ADR	54,250	2,365,842

Indonesia 0.8%
PT Bank Mandiri Persero Tbk	3,910,972	3,303,653

Italy 0.5%
Intesa Sanpaolo SpA	1,234,805	2,135,364

Japan 18.4%
Aeon Co., Ltd.	57,200	653,711

Aisin Seiki Co., Ltd.	17,500	546,475

Asahi Glass Co., Ltd.	96,000	700,953

Asahi Group Holdings Ltd.	55,800	1,188,134

Asahi Kasei Corp.	131,000	774,618

Azbil Corp.	39,600	800,868

Bank of Yokohama Ltd. (The)	75,000	348,721

Canon, Inc.	49,250	1,908,918

Chiba Bank Ltd. (The)	113,000	661,972

Daikin Industries Ltd.	43,600	1,497,622

Daiwa Securities Group, Inc.	92,000	513,272

Electric Power Development Co., Ltd.	20,600	488,589

FANUC CORP.	7,500	1,395,372

Hankyu Hanshin Holdings, Inc.	71,000	367,093

Hitachi Ltd.	208,000	1,223,978

Honda Motor Co., Ltd.	69,000	2,555,390

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Hoya Corp.	46,100	908,351

ITOCHU Techno-Solutions Corp.	15,900	654,736

Japan Prime Realty Investment Corp.	130	375,726

Japan Real Estate Investment Corp.	61	600,980

Japan Retail Fund Investment Corp.	233	428,316

JSR Corp.	57,900	1,105,174

Kirin Holdings Co., Ltd.	102,000	1,200,132

Komatsu Ltd.	38,700	993,057

Konami Corp.	33,700	758,901

Kyocera Corp.	9,200	834,121

Lawson, Inc.	11,100	752,970

Makita Corp.	30,400	1,412,213

Mazda Motor Corp.(a)	297,000	609,538

Mitsubishi Corp.	30,000	577,589

Mitsubishi Electric Corp.	106,000	902,522

Mitsubishi Estate Co., Ltd.	71,000	1,699,790

Mitsubishi UFJ Financial Group, Inc.	608,900	3,294,827

Mitsui & Co., Ltd.	33,900	508,122

Mitsui Fudosan Co., Ltd.	76,000	1,859,194

Mizuho Financial Group, Inc.	854,100	1,565,980

Murata Manufacturing Co., Ltd.	16,100	949,762

Nidec Corp.	6,100	356,233

Nintendo Co., Ltd.	10,100	1,078,451

Nippon Steel & Sumitomo Metal Corp.	249,480	614,263

Nippon Telegraph & Telephone Corp.	16,200	682,068

Nissan Motor Co., Ltd.	158,100	1,500,192

Nomura Holdings, Inc.	219,000	1,296,325

NTT Data Corp.	272	851,421

ORIX Corp.	5,390	608,846

Osaka Gas Co., Ltd.	203,000	737,362

OSG Corp.	24,200	335,827

Otsuka Holdings Co., Ltd.	17,500	492,997

Sanrio Co., Ltd.	19,700	628,507

Santen Pharmaceutical Co., Ltd.	30,400	1,167,755

SCSK Corp.	31,200	488,618

Sekisui Chemical Co., Ltd.	129,000	1,125,358

Sekisui House Ltd.	121,000	1,324,911

Seven & I Holdings Co., Ltd.	37,300	1,051,516

Shin-Etsu Chemical Co., Ltd.	28,800	1,757,666

SoftBank Corp.	33,700	1,234,809

Sony Corp.	33,400	374,596

Sumitomo Bakelite Co., Ltd.	124,000	519,280

Sumitomo Corp.	63,200	810,843

Sumitomo Electric Industries Ltd.	58,100	671,568

Common Stocks (continued)
Issuer	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	63,900	2,322,242

Sumitomo Mitsui Trust Holdings, Inc.	222,000	782,175

Takeda Pharmaceutical Co., Ltd.	46,900	2,096,196

The Dai-ichi Life Insurance Co., Ltd.	325	457,294

Tokio Marine Holdings, Inc.	34,700	966,717

Tokyo Gas Co., Ltd.	97,000	443,198

Tokyu Corp.	202,000	1,138,013

Toyota Motor Corp.	117,800	5,500,806

Ushio, Inc.	40,900	448,498

Yaskawa Electric Corp.	85,000	820,249

Yokogawa Electric Corp.	32,900	360,757

Total		72,663,244

Mexico 0.4%
Genomma Lab Internacional SA de CV, Class B(a)	858,600	1,764,187

Netherlands 4.3%
Aegon NV	738,993	4,773,760

ASML Holding NV(a)	55,914	3,585,970

ING Groep NV-CVA(a)	630,917	5,992,442

Ziggo NV	85,542	2,795,682

Total		17,147,854

Norway 0.6%
Subsea 7 SA	93,907	2,256,802

Portugal 0.8%
Galp Energia SGPS SA	194,044	3,012,072

Russian Federation 0.5%
Sberbank of Russia ADR	160,659	2,017,877

Singapore 1.5%
Keppel Corp., Ltd.	246,000	2,246,365

Oversea-Chinese Banking Corp., Ltd.	449,085	3,618,720

Total		5,865,085

South Korea 3.4%
Hyundai Mobis	14,465	3,924,485

Samsung Electronics Co., Ltd.	6,585	9,461,327

Total		13,385,812

Spain 1.8%
Amadeus IT Holding SA, Class A	124,825	3,154,503

Inditex SA	29,209	4,104,050

Total		7,258,553

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 9.9%
Cie Financiere Richemont SA, Class A	43,093	3,382,609

Nestlé SA, Registered Shares	157,272	10,260,971

Novartis AG, Registered Shares	96,408	6,090,410

SGS SA, Registered Shares	1,301	2,889,603

Swatch Group AG (The), Registered Shares	63,038	5,453,108

Syngenta AG	12,479	5,041,346

UBS AG, Registered Shares	396,015	6,197,192

Total		39,315,239

Taiwan 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,621,149	5,422,436

Thailand 0.6%
Siam Commercial Bank PCL, Foreign Registered Shares	399,600	2,384,660

Turkey 0.6%
Turkiye Garanti Bankasi AS	485,279	2,532,880

United Kingdom 15.5%
Aggreko PLC	107,309	3,062,445

Barclays PLC	645,743	2,805,095

BG Group PLC	209,595	3,496,005

Diageo PLC	258,077	7,516,912

GKN PLC	817,851	3,085,576

Intercontinental Hotels Group PLC	82,666	2,317,985

Johnson Matthey PLC	65,382	2,568,409

Legal & General Group PLC	1,824,849	4,375,748

Persimmon PLC	331,267	4,348,411

Common Stocks (continued)
Issuer	Shares	Value ($)
Prudential PLC	340,376	4,856,263

Rio Tinto PLC	95,616	5,576,866

Schroders PLC	31,016	861,766

Smith & Nephew PLC	246,339	2,723,006

Standard Chartered PLC	103,314	2,673,740

Unilever PLC	199,814	7,766,953

Wolseley PLC(a)	69,117	3,305,087

Total		61,340,267

Total Common Stocks
(Cost: $325,513,649)		383,185,182

Preferred Stocks 2.2%
Germany 2.2%
Henkel AG & Co. KGaA(a)	28,966	2,383,064

Volkswagen AG(a)	27,366	6,279,104

Total		8,662,168

Total Preferred Stocks
(Cost: $6,450,849)		8,662,168

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	2,943,324	2,943,324

Total Money Market Funds
(Cost: $2,943,324)		2,943,324

Total Investments
(Cost: $334,907,822)		394,790,674

Other Assets & Liabilities, Net		1,094,596

Net Assets		395,885,270

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	2,842,765	108,027,686	(107,927,127)	2,943,324	2,632	2,943,324

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	2,245,619	54,999,500	—	57,245,119

Consumer Staples	—	40,064,907	—	40,064,907

Energy	—	11,342,404	—	11,342,404

Financials	5,090,137	106,715,776	—	111,805,913

Health Care	1,764,187	28,934,597	—	30,698,784

Industrials	4,613,214	35,814,856	—	40,428,070

Information Technology	6,270,642	44,432,797	—	50,703,439

Materials	—	31,640,318	—	31,640,318

Telecommunication Services	—	4,712,560	—	4,712,560

Utilities	—	4,543,668	—	4,543,668

Preferred Stocks

Consumer Discretionary	—	6,279,104	—	6,279,104

Consumer Staples	—	2,383,064	—	2,383,064

Total Equity Securities	19,983,799	371,863,551	—	391,847,350

Other

Money Market Funds	2,943,324	—	—	2,943,324

Total Other	2,943,324	—	—	2,943,324

Total	22,927,123	371,863,551	—	394,790,674

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $331,964,498)	$391,847,350

Affiliated issuers (identified cost $2,943,324)	2,943,324

Total investments (identified cost $334,907,822)	394,790,674

Foreign currency (identified cost $1,986,621)	1,963,824

Receivable for:

Investments sold	420

Capital shares sold	41,983

Dividends	138,269

Reclaims	740,573

Prepaid expenses	3,072

Trustees’ deferred compensation plan	14,804

Total assets	397,693,619

Liabilities

Payable for:

Investments purchased	788,864

Capital shares purchased	562,553

Investment management fees	263,271

Distribution and/or service fees	40,237

Transfer agent fees	19,972

Administration fees	26,630

Compensation of board members	25,899

Other expenses	66,119

Trustees’ deferred compensation plan	14,804

Total liabilities	1,808,349

Net assets applicable to outstanding capital stock	$395,885,270

Represented by

Paid-in capital	$500,011,704

Undistributed net investment income	909,236

Accumulated net realized loss	(164,964,170)

Unrealized appreciation (depreciation) on:

Investments	59,882,852

Foreign currency translations	45,648

Total — representing net assets applicable to outstanding capital stock	$395,885,270

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – International Opportunity Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$16,421,283

Shares outstanding	1,358,585

Net asset value per share	$12.09

Class 2

Net assets	$3,620,153

Shares outstanding	300,006

Net asset value per share	$12.07

Class 3

Net assets	$375,843,834

Shares outstanding	31,099,532

Net asset value per share	$12.09

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$12,307,401

Dividends — affiliated issuers	2,632

Interest	13

Income from securities lending — net	273,989

Foreign taxes withheld	(1,073,876)

Total income	11,510,159

Expenses:

Investment management fees	3,160,755

Distribution and/or service fees

Class 2	7,860

Class 3	475,235

Transfer agent fees

Class 1	9,852

Class 2	1,886

Class 3	228,107

Administration fees	319,803

Compensation of board members	17,617

Custodian fees	80,315

Printing and postage fees	85,241

Professional fees	43,031

Other	25,297

Total expenses	4,454,999

Net investment income	7,055,160

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	11,518,629

Foreign currency translations	(33,743)

Net realized gain	11,484,886

Net change in unrealized appreciation (depreciation) on:

Investments	46,283,569

Foreign currency translations	1,090

Forward foreign currency exchange contracts	603

Net change in unrealized appreciation (depreciation)	46,285,262

Net realized and unrealized gain	57,770,148

Net increase in net assets resulting from operations	$64,825,308

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$7,055,160	$6,543,098

Net realized gain	11,484,886	40,570,138

Net change in unrealized appreciation (depreciation)	46,285,262	(108,817,444)

Net increase (decrease) in net assets resulting from operations	64,825,308	(61,704,208)

Distributions to shareholders

Net investment income

Class 1	(276,441)	(237,859)

Class 2	(48,095)	(30,210)

Class 3	(5,876,095)	(6,327,022)

Total distributions to shareholders	(6,200,631)	(6,595,091)

Increase (decrease) in net assets from capital stock activity	(66,697,783)	(56,018,729)

Total decrease in net assets	(8,073,106)	(124,318,028)

Net assets at beginning of year	403,958,376	528,276,404

Net assets at end of year	$395,885,270	$403,958,376

Undistributed (excess of distributions over) net investment income	$909,236	$(268,879)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	62,503	720,595	36,625	403,806

Fund merger	—	—	1,645,029	21,781,166

Distributions reinvested	25,207	276,441	20,276	237,859

Redemptions	(257,080)	(2,913,333)	(174,449)	(2,030,429)

Net increase (decrease)	(169,370)	(1,916,297)	1,527,481	20,392,402

Class 2 shares

Subscriptions	90,445	1,023,604	103,071	1,211,922

Fund merger	—	—	153,570	2,032,009

Distributions reinvested	4,407	48,095	2,560	30,210

Redemptions	(37,337)	(420,636)	(60,920)	(725,049)

Net increase	57,515	651,063	198,281	2,549,092

Class 3 Shares

Subscriptions	20,136	220,398	59,891	688,822

Distributions reinvested	537,571	5,876,095	532,529	6,327,022

Redemptions	(6,375,308)	(71,529,042)	(7,351,967)	(85,976,067)

Net increase	(5,817,601)	(65,432,549)	(6,759,547)	(78,960,223)

Total net decrease	(5,929,456)	(66,697,783)	(5,033,785)	(56,018,729)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.44	$12.09	$10.67

Income from investment operations:

Net investment income	0.21	0.18	0.03

Net realized and unrealized gain (loss)	1.63	(1.66)	1.49

Total from investment operations	1.84	(1.48)	1.52

Less distributions to shareholders:

Net investment income	(0.19)	(0.17)	(0.10)

Total distributions to shareholders	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$12.09	$10.44	$12.09

Total return	17.85%	(12.37%)	14.47%

Ratios to average net assets(b)

Total gross expenses	0.99%	1.01%	1.11	%(c)

Total net expenses(d)	0.99%	1.01%	1.11	%(c)

Net investment income	1.89%	1.56%	0.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,421	$15,957	$6

Portfolio turnover	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.43	$12.07	$10.67

Income from investment operations:

Net investment income (loss)	0.19	0.15	(0.09)

Net realized and unrealized gain (loss)	1.62	(1.64)	1.59

Total from investment operations	1.81	(1.49)	1.50

Less distributions to shareholders:

Net investment income	(0.17)	(0.15)	(0.10)

Total distributions to shareholders	(0.17)	(0.15)	(0.10)

Net asset value, end of period	$12.07	$10.43	$12.07

Total return	17.49%	(12.51%)	14.24%

Ratios to average net assets(b)

Total gross expenses	1.24%	1.27%	1.41	%(c)

Total net expenses(d)	1.24%	1.27%	1.41	%(c)

Net investment income (loss)	1.66%	1.29%	(1.15	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$3,620	$2,529	$534

Portfolio turnover	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.44	$12.08	$10.77	$8.58		$14.71

Income from investment operations:

Net investment income (loss)	0.20	0.16	0.08	0.14		0.27

Net realized and unrealized gain (loss)	1.63	(1.64)	1.38	2.19		(6.12)

Total from investment operations	1.83	(1.48)	1.46	2.33		(5.85)

Less distributions to shareholders:

Net investment income	(0.18)	(0.16)	(0.15)	(0.14)		(0.28)

Total distributions to shareholders	(0.18)	(0.16)	(0.15)	(0.14)		(0.28)

Proceeds from regulatory settlements	—	—	—	0.00	(a)	—

Net asset value, end of period	$12.09	$10.44	$12.08	$10.77		$8.58

Total return	17.70%	(12.42%)	13.89%	27.54	%(b)	(40.43%)

Ratios to average net assets(c)

Total gross expenses	1.12%	1.17%	1.13%	1.16%		1.15%

Total net expenses(d)	1.12%	1.17%	1.13%	1.16%		1.15%

Net investment income	1.76%	1.33%	0.78%	1.57%		2.21%

Supplemental data

Net assets, end of period (in thousands)	$375,844	$385,473	$527,737	$561,691		$535,029

Portfolio turnover	66%	64%	76%	90%		61%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — International Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

Annual Report 2012	21

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

22	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $2,565.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the

Annual Report 2012	23

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	1.00%
Class 2	1.25
Class 3	1.125

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$323,586
Accumulated net realized loss	(323,586)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$6,200,631	$6,595,091
Long-term capital gains	—	—
Total	6,200,631	6,595,091

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,103,357
Undistributed accumulated long-term gain	—
Accumulated realized loss	(161,965,520)
Unrealized appreciation	55,715,144

At December 31, 2012, the cost of investments for federal income tax purposes was $339,075,530 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$62,739,762
Unrealized depreciation	(7,024,618)
Net unrealized appreciation	55,715,144

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	12,968,955
2017	148,996,565
Total	161,965,520

For the year ended December 31, 2012, $9,030,450 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and

24	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $260,196,710 and $326,131,408, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

Affiliated shareholder accounts owned 95.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia International Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $551,874,369 and the combined net assets immediately after the acquisition were $575,687,544.

The merger was accomplished by a tax-free exchange of 18,483,906 shares of the acquired fund valued at $23,813,175 (including $5,602,247 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,645,029
Class 2	153,570

Annual Report 2012	25

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $7.1 million, $40.5 million, $(107.0) million and $(59.4) million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – International Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — International Opportunity Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	27

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 95.6%
Issuer	Shares	Value ($)
Consumer Discretionary 17.1%
Automobiles 1.0%

Ford Motor Co.	186,047	2,409,308

Distributors 0.7%

LKQ Corp.(a)	88,730	1,872,203

Hotels, Restaurants & Leisure 2.2%

Las Vegas Sands Corp.	56,604	2,612,841

Yum! Brands, Inc.	42,498	2,821,867

Total		5,434,708

Internet & Catalog Retail 2.8%

Amazon.com, Inc.(a)	21,293	5,347,524

Expedia, Inc.	26,913	1,653,804

Total		7,001,328

Media 4.5%

Comcast Corp., Class A	78,594	2,937,844

Discovery Communications, Inc., Class A(a)	37,132	2,357,139

DISH Network Corp., Class A	81,028	2,949,419

News Corp., Class A	123,460	3,153,169

Total		11,397,571

Multiline Retail 1.2%

Target Corp.	48,973	2,897,732

Specialty Retail 4.7%

Dick’s Sporting Goods, Inc.	35,990	1,637,185

Gap, Inc. (The)	78,700	2,442,848

Home Depot, Inc. (The)	27,127	1,677,805

Lowe’s Companies, Inc.	126,430	4,490,794

Urban Outfitters, Inc.(a)	41,903	1,649,302

Total		11,897,934

Total Consumer Discretionary		42,910,784

Consumer Staples 8.5%
Food & Staples Retailing 2.9%

Costco Wholesale Corp.	25,195	2,488,510

CVS Caremark Corp.	96,740	4,677,379

Total		7,165,889

Food Products 2.3%

Hershey Co. (The)	36,000	2,599,920

Kraft Foods Group, Inc.	71,085	3,232,235

Total		5,832,155

Household Products 1.3%

Procter & Gamble Co. (The)	49,920	3,389,069

Personal Products 1.3%

Estee Lauder Companies, Inc. (The), Class A	53,740	3,216,876

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.7%

Philip Morris International, Inc.	21,868	1,829,040

Total Consumer Staples		21,433,029

Energy 4.4%
Energy Equipment & Services 2.4%

Ensco PLC, Class A	55,964	3,317,546

National Oilwell Varco, Inc.	40,665	2,779,453

Total		6,096,999

Oil, Gas & Consumable Fuels 2.0%

Anadarko Petroleum Corp.	28,719	2,134,109

Kinder Morgan Management LLC(a)(b)	1,381	1

Pioneer Natural Resources Co.	25,735	2,743,093

Total		4,877,203

Total Energy		10,974,202

Financials 4.8%
Capital Markets 1.3%

BlackRock, Inc.	15,436	3,190,775

Commercial Banks 2.1%

Fifth Third Bancorp	157,965	2,399,488

Wells Fargo & Co.	84,620	2,892,312

Total		5,291,800

Diversified Financial Services 0.8%

Citigroup, Inc.	55,251	2,185,730

Real Estate Investment Trusts (REITs) 0.6%

Simon Property Group, Inc.	9,390	1,484,465

Total Financials		12,152,770

Health Care 13.0%
Biotechnology 5.4%

Amgen, Inc.	44,230	3,817,934

Gilead Sciences, Inc.(a)	78,985	5,801,448

Onyx Pharmaceuticals, Inc.(a)	30,312	2,289,465

Vertex Pharmaceuticals, Inc.(a)	38,923	1,632,431

Total		13,541,278

Health Care Equipment & Supplies 2.4%

Edwards Lifesciences Corp.(a)	16,878	1,521,889

Hologic, Inc.(a)	87,690	1,756,431

Zimmer Holdings, Inc.	38,918	2,594,274

Total		5,872,594

Life Sciences Tools & Services 1.5%

Life Technologies Corp.(a)	1,671	82,013

Thermo Fisher Scientific, Inc.	58,320	3,719,649

Total		3,801,662

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.7%

Allergan, Inc.	44,092	4,044,559

Johnson & Johnson	37,905	2,657,141

Watson Pharmaceuticals, Inc.(a)	31,037	2,669,182

Total		9,370,882

Total Health Care		32,586,416

Industrials 11.6%
Aerospace & Defense 3.7%

Honeywell International, Inc.	83,197	5,280,514

Precision Castparts Corp.	21,310	4,036,540

Total		9,317,054

Commercial Services & Supplies 2.4%

ADT Corp. (The)	55,978	2,602,417

Tyco International Ltd.	117,356	3,432,663

Total		6,035,080

Electrical Equipment 2.6%

Eaton Corp. PLC	52,120	2,824,904

Rockwell Automation, Inc.	43,334	3,639,623

Total		6,464,527

Machinery 0.9%

Pall Corp.	38,939	2,346,464

Road & Rail 2.0%

JB Hunt Transport Services, Inc.	48,903	2,919,998

Kansas City Southern	25,174	2,101,525

Total		5,021,523

Total Industrials		29,184,648

Information Technology 31.5%
Communications Equipment 4.0%

F5 Networks, Inc.(a)	32,921	3,198,275

QUALCOMM, Inc.	112,934	7,004,167

Total		10,202,442

Computers & Peripherals 9.0%

Apple, Inc.	26,630	14,194,589

EMC Corp.(a)	206,497	5,224,374

NCR Corp.(a)	122,061	3,110,114

Total		22,529,077

Internet Software & Services 8.2%

eBay, Inc.(a)	110,945	5,660,414

Facebook, Inc., Class A(a)	97,243	2,589,581

Common Stocks (continued)
Issuer	Shares	Value ($)
Google, Inc., Class A(a)	14,658	10,397,946

LinkedIn Corp., Class A(a)	16,200	1,860,084

Total		20,508,025

IT Services 4.6%

Accenture PLC, Class A	41,212	2,740,598

Alliance Data Systems Corp.(a)	17,193	2,488,858

Mastercard, Inc., Class A	9,982	4,903,957

Teradata Corp.(a)	24,857	1,538,400

Total		11,671,813

Software 5.7%

Citrix Systems, Inc.(a)	36,735	2,415,326

Oracle Corp.	205,530	6,848,260

Salesforce.com, Inc.(a)	22,270	3,743,587

ServiceNow, Inc.(a)	41,233	1,238,227

Total		14,245,400

Total Information Technology		79,156,757

Materials 3.7%
Chemicals 3.7%

Airgas, Inc.	24,110	2,201,002

LyondellBasell Industries NV, Class A	42,113	2,404,231

Monsanto Co.	48,150	4,557,398

Total		9,162,631

Total Materials		9,162,631

Telecommunication Services 1.0%
Diversified Telecommunication Services 1.0%

Verizon Communications, Inc.	57,680	2,495,814

Total Telecommunication Services		2,495,814

Total Common Stocks
(Cost: $206,002,925)		240,057,051

Convertible Preferred Stocks 1.2%
Industrials 1.2%
Aerospace & Defense 1.2%

United Technologies Corp., 7.500%	54,530	3,037,866

Total Industrials		3,037,866

Total Convertible Preferred Stocks
(Cost: $2,858,766)		3,037,866

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(c)(d)	7,578,886	7,578,886

Total Money Market Funds
(Cost: $7,578,886)		7,578,886

Total Investments
(Cost: $216,440,577)		250,673,803

Other Assets & Liabilities, Net		448,737

Net Assets		251,122,540

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $1, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Kinder Morgan Management LLC	12/19/03 – 01/18/05	—

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,085,176	90,596,324	(86,102,614)	7,578,886	9,559	7,578,886

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	42,910,784	—	—	42,910,784

Consumer Staples	21,433,029	—	—	21,433,029

Energy	10,974,201	1	—	10,974,202

Financials	12,152,770	—	—	12,152,770

Health Care	32,586,416	—	—	32,586,416

Industrials	29,184,648	—	—	29,184,648

Information Technology	79,156,757	—	—	79,156,757

Materials	9,162,631	—	—	9,162,631

Telecommunication Services	2,495,814	—	—	2,495,814

Convertible Preferred Stocks

Industrials	3,037,866	—	—	3,037,866

Total Equity Securities	243,094,916	1	—	243,094,917

Other

Money Market Funds	7,578,886	—	—	7,578,886

Total Other	7,578,886	—	—	7,578,886

Total	250,673,802	1	—	250,673,803

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $208,861,691)	$243,094,917

Affiliated issuers (identified cost $7,578,886)	7,578,886

Total investments (identified cost $216,440,577)	250,673,803

Receivable for:

Investments sold	785,927

Capital shares sold	35,500

Dividends	125,061

Reclaims	16,817

Expense reimbursement due from Investment Manager	12,667

Prepaid expenses	2,607

Trustees’ deferred compensation plan	27,326

Total assets	251,679,708

Liabilities

Payable for:

Capital shares purchased	281,437

Investment management fees	150,897

Distribution and/or service fees	22,657

Transfer agent fees	12,752

Administration fees	12,752

Compensation of board members	14,361

Other expenses	34,986

Trustees’ deferred compensation plan	27,326

Total liabilities	557,168

Net assets applicable to outstanding capital stock	$251,122,540

Represented by

Partners’ capital	$251,122,540

Total — representing net assets applicable to outstanding capital stock	$251,122,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$46,511,688

Shares outstanding	5,851,043

Net asset value per share	$7.95

Class 2

Net assets	$9,740,947

Shares outstanding	1,233,718

Net asset value per share	$7.90

Class 3

Net assets	$194,869,905

Shares outstanding	24,567,853

Net asset value per share	$7.93

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$3,716,983

Dividends — affiliated issuers	9,559

Income from securities lending — net	35,984

Foreign taxes withheld	(100,073)

Total income	3,662,453

Expenses:

Investment management fees	1,820,957

Distribution and/or service fees

Class 2	22,077

Class 3	249,913

Transfer agent fees

Class 1	28,626

Class 2	5,298

Class 3	119,955

Administration fees	153,880

Compensation of board members	13,409

Custodian fees	7,489

Printing and postage fees	60,582

Professional fees	26,888

Other	15,488

Total expenses	2,524,562

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(247,319)

Total net expenses	2,277,243

Net investment income	1,385,210

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	28,502,932

Options contracts written	3,509

Net realized gain	28,506,441

Net change in unrealized appreciation (depreciation) on:

Investments	16,866,269
Foreign currency translations	402

Net change in unrealized appreciation (depreciation)	16,866,671

Net realized and unrealized gain	45,373,112

Net increase in net assets resulting from operations	$46,758,322

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$1,385,210	$641,872

Net realized gain	28,506,441	22,433,441

Net change in unrealized appreciation (depreciation)	16,866,671	(36,648,548)

Net increase (decrease) in net assets resulting from operations	46,758,322	(13,573,235)

Increase (decrease) in net assets from capital stock activity	(36,486,623)	20,933,627

Total increase in net assets	10,271,699	7,360,392

Net assets at beginning of year	240,850,841	233,490,449

Net assets at end of year	$251,122,540	$240,850,841

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	156,040	1,179,982	176,322	1,277,429

Fund merger	—	—	7,273,180	54,764,794

Redemptions	(977,650)	(7,482,082)	(777,638)	(5,364,332)

Net increase (decrease)	(821,610)	(6,302,100)	6,671,864	50,677,891

Class 2 shares

Subscriptions	337,437	2,535,468	175,215	1,209,414

Fund merger	—	—	1,137,310	8,542,419

Redemptions	(305,378)	(2,293,895)	(157,827)	(1,085,793)

Net increase	32,059	241,573	1,154,698	8,666,040

Class 3 Shares

Subscriptions	291,816	2,239,547	194,766	1,366,110

Redemptions	(4,330,703)	(32,665,643)	(5,765,203)	(39,776,414)

Net decrease	(4,038,887)	(30,426,096)	(5,570,437)	(38,410,304)

Total net increase (decrease)	(4,828,438)	(36,486,623)	2,256,125	20,933,627

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.61	$6.82	$6.34

Income from investment operations:

Net investment income	0.05	0.03	0.02

Net realized and unrealized gain (loss)	1.29	(0.24)	0.46

Total from investment operations	1.34	(0.21)	0.48

Net asset value, end of period	$7.95	$6.61	$6.82

Total return	20.27%	(3.08%)	7.57%

Ratios to average net assets(b)

Total gross expenses	0.88%	0.89%	0.83	%(c)

Total net expenses(d)	0.78%	0.77%	0.83	%(c)

Net investment income	0.64%	0.51%	0.60	%(c)

Supplemental data

Net assets, end of period (in thousands)	$46,512	$44,092	$5

Portfolio turnover	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.58	$6.81	$6.34

Income from investment operations:

Net investment income	0.03	0.02	0.02

Net realized and unrealized gain (loss)	1.29	(0.25)	0.45

Total from investment operations	1.32	(0.23)	0.47

Net asset value, end of period	$7.90	$6.58	$6.81

Total return	20.06%	(3.38%)	7.41%

Ratios to average net assets(b)

Total gross expenses	1.13%	1.15%	1.09	%(c)

Total net expenses(d)	1.03%	1.02%	1.09	%(c)

Net investment income	0.43%	0.26%	0.50	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,741	$7,907	$320

Portfolio turnover	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$6.60	$6.82	$5.82	$4.25	$7.65

Income from investment operations:

Net investment income (loss)	0.04	0.01	0.02	0.03	0.10

Net realized and unrealized gain (loss)	1.29	(0.23)	0.98	1.54	(3.48)

Total from investment operations	1.33	(0.22)	1.00	1.57	(3.38)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.02)

Total distributions to shareholders	—	—	—	—	(0.02)

Net asset value, end of period	$7.93	$6.60	$6.82	$5.82	$4.25

Total return	20.15%	(3.23%)	17.16%	37.00%	(44.35%)

Ratios to average net assets(a)

Total gross expenses	1.00%	0.99%	0.93%	0.80%	0.75%

Total net expenses(b)	0.91%	0.92%	0.93%	0.80%	0.75%

Net investment income	0.52%	0.21%	0.34%	0.71%	1.36%

Supplemental data

Net assets, end of period (in thousands)	$194,870	$188,852	$233,165	$240,404	$275,348

Portfolio turnover	102%	104%	152%	152%	150%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2012	19

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

20	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Contracts and premiums associated with options contracts written for the year ended December 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2011	—	—
Opened	30	3,509
Expired	(30)	(3,509)
Balance at December 31, 2012	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At December 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity contracts	3,509

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Options contracts	30

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2012	21

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.71% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $2,118.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

22	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.790%
Class 2	1.040
Class 3	0.915

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.765%
Class 2	1.015
Class 3	0.890

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $253,694,071 and $294,023,212, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2012	23

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 7. Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 10.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 78.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Growth Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $244,494,303 and the combined net assets immediately after the acquisition were $307,801,516.

The merger was accomplished by a tax-free exchange of 1,979,922 shares of the acquired fund valued at $63,307,213 (including $13,585,216 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	7,273,180
Class 2	1,137,310

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund ‘s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $0.7 million, $26.4 million, $(34.5) million and $(7.4) million, respectively.

Note 10. Significant Risks

Information Technology Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and

24	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	25

Columbia Variable Portfolio – Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

26	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%
Issuer	Shares	Value ($)

Consumer Discretionary 13.3%
Auto Components 2.1%

TRW Automotive Holdings Corp.(a)	178,560	9,572,601

Visteon Corp.(a)	181,079	9,745,672

Total		19,318,273

Automobiles 0.6%

Ford Motor Co.	418,358	5,417,736

Hotels, Restaurants & Leisure 1.7%

Darden Restaurants, Inc.	68,829	3,102,123

Penn National Gaming, Inc.(a)	123,167	6,048,731

Royal Caribbean Cruises Ltd.	199,734	6,790,956

Total		15,941,810

Household Durables 0.7%

Newell Rubbermaid, Inc.	279,663	6,228,095

Internet & Catalog Retail 1.6%

Liberty Interactive Corp., Class A(a)	640,898	12,612,873

Liberty Ventures, Inc., Class A(a)	39,140	2,652,126

Total		15,264,999

Media 4.7%

DISH Network Corp., Class A	301,117	10,960,659

Interpublic Group of Companies, Inc. (The)	539,623	5,946,646

Liberty Media Corp.(a)	60,494	7,017,909

National CineMedia, Inc.	141,532	1,999,847

Regal Entertainment Group, Class A	41,633	580,780

Time Warner, Inc.	112,522	5,381,927

Virgin Media, Inc.	333,764	12,265,827

Total		44,153,595

Multiline Retail 1.4%

Kohl’s Corp.	97,505	4,190,765

Macy’s, Inc.	238,126	9,291,677

Total		13,482,442

Specialty Retail 0.5%

GameStop Corp., Class A	171,652	4,306,749

Total Consumer Discretionary		124,113,699

Consumer Staples 2.3%
Food Products 1.8%

Hershey Co. (The)	85,431	6,169,827

Hillshire Brands Co.	99,452	2,798,579

JM Smucker Co. (The)	28,100	2,423,344

Post Holdings, Inc.(a)	107,470	3,680,848

Smithfield Foods, Inc.(a)	34,073	734,955

Tyson Foods, Inc., Class A	47,496	921,422

Total		16,728,975

Common Stocks (continued)
Issuer	Shares	Value ($)

Household Products 0.4%

Clorox Co. (The)	60,729	4,446,577

Tobacco 0.1%

Lorillard, Inc.	4,868	567,950

Total Consumer Staples		21,743,502

Energy 8.6%
Energy Equipment & Services 3.1%

C&J Energy Services, Inc.(a)	187,297	4,015,648

Ensco PLC, Class A	169,756	10,063,136

McDermott International, Inc.(a)	217,125	2,392,717

Noble Corp.	366,194	12,750,875

Total		29,222,376

Oil, Gas & Consumable Fuels 5.5%

Cameco Corp.	68,000	1,340,960

EQT Corp.	98,935	5,835,186

Kinder Morgan, Inc.	116,885	4,129,547

Pioneer Natural Resources Co.	70,801	7,546,679

QEP Resources, Inc.	213,316	6,457,075

Southwestern Energy Co.(a)	88,633	2,961,229

Spectra Energy Corp.	321,374	8,799,220

Valero Energy Corp.	117,219	3,999,512

Whiting Petroleum Corp.(a)	234,248	10,159,336

Total		51,228,744

Total Energy		80,451,120

Financials 23.4%
Capital Markets 1.9%

Invesco Ltd.	698,052	18,212,177

Commercial Banks 7.8%

CIT Group, Inc.(a)	387,219	14,962,142

Comerica, Inc.	476,273	14,450,123

Fifth Third Bancorp	1,122,818	17,055,606

Huntington Bancshares, Inc.	1,589,724	10,158,337

M&T Bank Corp.	77,941	7,674,850

SunTrust Banks, Inc.	136,186	3,860,873

TCF Financial Corp.	385,862	4,688,223

Total		72,850,154

Diversified Financial Services 0.4%

Citigroup, Inc.	37,423	1,480,454

NYSE Euronext	82,921	2,615,328

Total		4,095,782

Insurance 10.8%

Axis Capital Holdings Ltd.	461,878	15,999,454

Everest Re Group Ltd.	63,071	6,934,656

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Hartford Financial Services Group, Inc.	534,572	11,995,796

Lincoln National Corp.	539,984	13,985,586

PartnerRe Ltd.	73,896	5,947,889

Principal Financial Group, Inc.	168,652	4,809,955

Reinsurance Group of America, Inc.	234,064	12,527,105

Validus Holdings Ltd.	217,267	7,513,093

WR Berkley Corp.	59,137	2,231,830

XL Group PLC	743,286	18,626,747

Total		100,572,111

Real Estate Investment Trusts (REITs) 2.5%

Equity Lifestyle Properties, Inc.	40,102	2,698,464

General Growth Properties, Inc.	145,488	2,887,937

Hospitality Properties Trust	112,362	2,631,518

Omega Healthcare Investors, Inc.	40,766	972,269

Rayonier, Inc.	215,274	11,157,651

Taubman Centers, Inc.	40,599	3,195,953

Total		23,543,792

Total Financials		219,274,016

Health Care 11.0%
Health Care Equipment & Supplies 3.6%

Boston Scientific Corp.(a)	1,809,104	10,366,166

Teleflex, Inc.	180,459	12,868,531

Zimmer Holdings, Inc.	161,424	10,760,524

Total		33,995,221

Health Care Providers & Services 2.6%

CIGNA Corp.	296,548	15,853,456

Humana, Inc.	117,076	8,034,926

Total		23,888,382

Life Sciences Tools & Services 0.5%

Agilent Technologies, Inc.	118,884	4,867,111

Pharmaceuticals 4.3%

Mylan, Inc.(a)	591,348	16,250,243

Watson Pharmaceuticals, Inc.(a)	275,341	23,679,326

Total		39,929,569

Total Health Care		102,680,283

Industrials 13.0%
Aerospace & Defense 1.2%

Embraer SA, ADR	194,516	5,545,651

L-3 Communications Holdings, Inc.	34,881	2,672,582

Raytheon Co.	55,912	3,218,295

Total		11,436,528

Common Stocks (continued)
Issuer	Shares	Value ($)

Airlines 0.4%

United Continental Holdings, Inc.(a)	157,817	3,689,762

Building Products 1.4%

AO Smith Corp.	209,177	13,192,793

Commercial Services & Supplies 0.2%

RR Donnelley & Sons Co.	244,134	2,197,206

Construction & Engineering 1.7%

Chicago Bridge & Iron Co. NV	126,745	5,874,631

Jacobs Engineering Group, Inc.(a)	103,226	4,394,331

KBR, Inc.	168,506	5,041,699

Total		15,310,661

Electrical Equipment 2.1%

Eaton Corp. PLC	228,098	12,362,912

Rockwell Automation, Inc.	87,163	7,320,820

Total		19,683,732

Machinery 2.2%

AGCO Corp.(a)	129,605	6,366,197

Harsco Corp.	121,600	2,857,600

Parker Hannifin Corp.	128,027	10,889,977

Total		20,113,774

Road & Rail 3.8%

Con-way, Inc.	99,787	2,776,074

JB Hunt Transport Services, Inc.	175,073	10,453,609

Kansas City Southern	214,964	17,945,195

Werner Enterprises, Inc.	204,037	4,421,482

Total		35,596,360

Total Industrials		121,220,816

Information Technology 8.6%
Computers & Peripherals 1.4%

Dell, Inc.	298,692	3,025,750

NCR Corp.(a)	383,070	9,760,624

Total		12,786,374

Electronic Equipment, Instruments & Components 2.5%

Amphenol Corp., Class A	199,647	12,917,161

Avnet, Inc.(a)	335,245	10,261,849

Total		23,179,010

IT Services 1.1%

Amdocs Ltd.	293,054	9,960,905

Semiconductors & Semiconductor Equipment 3.6%

Analog Devices, Inc.	98,110	4,126,507

Fairchild Semiconductor International, Inc.(a)	191,545	2,758,248

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

LSI Corp.(a)	1,488,977	10,541,957

Microchip Technology, Inc.	283,679	9,245,099

ON Semiconductor Corp.(a)	1,073,149	7,565,700

Total		34,237,511

Total Information Technology		80,163,800

Materials 8.1%
Chemicals 6.3%

Agrium, Inc.	46,537	4,649,512

Eastman Chemical Co.	429,460	29,224,753

PPG Industries, Inc.	187,550	25,384,892

Total		59,259,157

Containers & Packaging 0.6%

Rock-Tenn Co., Class A	72,848	5,092,804

Paper & Forest Products 1.2%

Domtar Corp.	81,530	6,809,385

International Paper Co.	105,795	4,214,873

Total		11,024,258

Total Materials		75,376,219

Telecommunication Services 1.0%
Diversified Telecommunication Services 1.0%

CenturyLink, Inc.	253,513	9,917,429

Total Telecommunication Services		9,917,429

Utilities 8.0%
Electric Utilities 3.4%

Entergy Corp.	110,462	7,041,953

NV Energy, Inc.	781,608	14,178,369

Pepco Holdings, Inc.	334,340	6,556,407

Xcel Energy, Inc.	152,933	4,084,840

Total		31,861,569

Gas Utilities 0.9%

Questar Corp.	410,545	8,112,369

Multi-Utilities 3.7%

Ameren Corp.	142,736	4,384,850

DTE Energy Co.	153,569	9,221,818

Sempra Energy	173,807	12,329,869

Wisconsin Energy Corp.	250,609	9,234,942

Total		35,171,479

Total Utilities		75,145,417

Total Common Stocks (Cost: $795,354,957)		910,086,301

Warrants 0.1%
Issuer		Shares	Value ($)

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%

Kinder Morgan, Inc.(a)		167,075	631,543

Total Energy			631,543

Total Warrants (Cost: $288,884)			631,543

Convertible Bonds 0.2%
	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	1,416,000	1,608,930

Total Convertible Bonds (Cost: $1,416,000)			1,608,930

Limited Partnerships 0.6%
		Shares	Value ($)
Financials 0.6%
Capital Markets 0.6%

Lazard Ltd., Class A		177,849	5,307,014

Total Financials			5,307,014

Total Limited Partnerships (Cost: $5,425,551)			5,307,014

Money Market Funds 1.9%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)		18,151,994	18,151,994

Total Money Market Funds (Cost: $18,151,994)			18,151,994

Total Investments
(Cost: $820,637,386)			935,785,782

Other Assets & Liabilities, Net			(865,102)

Net Assets			934,920,680

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	26,959,555	272,631,304	(281,438,865)	18,151,994	33,972	18,151,994

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	124,113,699	—	—	124,113,699

Consumer Staples	21,743,502	—	—	21,743,502

Energy	80,451,120	—	—	80,451,120

Financials	219,274,016	—	—	219,274,016

Health Care	102,680,283	—	—	102,680,283

Industrials	121,220,816	—	—	121,220,816

Information Technology	80,163,800	—	—	80,163,800

Materials	75,376,219	—	—	75,376,219

Telecommunication Services	9,917,429	—	—	9,917,429

Utilities	75,145,417	—	—	75,145,417

Warrants

Energy	631,543	—	—	631,543

Total Equity Securities	910,717,844	—	—	910,717,844

Bonds

Convertible Bonds	—	1,608,930	—	1,608,930

Total Bonds	—	1,608,930	—	1,608,930

Other

Limited Partnerships	5,307,014	—	—	5,307,014

Money Market Funds	18,151,994	—	—	18,151,994

Total Other	23,459,008	—	—	23,459,008

Total	934,176,852	1,608,930	—	935,785,782

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $802,485,392)	$917,633,788

Affiliated issuers (identified cost $18,151,994)	18,151,994

Total investments (identified cost $820,637,386)	935,785,782

Cash	6,618

Receivable for:

Capital shares sold	102,886

Dividends	986,019

Interest	15,635

Reclaims	21,266

Prepaid expenses	5,000

Trustees’ deferred compensation plan	15,769

Total assets	936,938,975

Liabilities

Payable for:

Capital shares purchased	1,248,426

Investment management fees	581,918

Distribution and/or service fees	10,174

Transfer agent fees	47,232

Administration fees	45,413

Compensation of board members	24,271

Other expenses	45,092

Trustees’ deferred compensation plan	15,769

Total liabilities	2,018,295

Net assets applicable to outstanding capital stock	$934,920,680

Represented by

Partners’ capital	$934,920,680

Total — representing net assets applicable to outstanding capital stock	$934,920,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$839,958,888

Shares outstanding	70,514,769

Net asset value per share	$11.91

Class 2

Net assets	$1,906,492

Shares outstanding	160,966

Net asset value per share	$11.84

Class 3

Net assets	$93,055,300

Shares outstanding	7,839,563

Net asset value per share	$11.87

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$18,715,044

Dividends — affiliated issuers	33,972

Interest	53,100

Income from securities lending — net	379,185

Foreign taxes withheld	(132,933)

Total income	19,048,368

Expenses:

Investment management fees	7,159,532

Distribution and/or service fees

Class 2	3,524

Class 3	122,813

Transfer agent fees

Class 1	522,684

Class 2	846

Class 3	58,949

Administration fees	558,178

Compensation of board members	29,792

Custodian fees	27,288

Printing and postage fees	54,781

Professional fees	30,000

Other	78,085

Total expenses	8,646,472

Net investment income	10,401,896

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	59,115,770

Foreign currency translations	88,732

Net realized gain	59,204,502

Net change in unrealized appreciation (depreciation) on:

Investments	94,449,318

Net change in unrealized appreciation (depreciation)	94,449,318

Net realized and unrealized gain	153,653,820

Net increase in net assets resulting from operations	$164,055,716

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$10,401,896	$6,609,510

Net realized gain	59,204,502	61,497,363

Net change in unrealized appreciation (depreciation)	94,449,318	(139,360,986)

Net increase (decrease) in net assets resulting from operations	164,055,716	(71,254,113)

Increase (decrease) in net assets from capital stock activity	(186,540,280)	171,141,165

Total increase (decrease) in net assets	(22,484,564)	99,887,052

Net assets at beginning of year	957,405,244	857,518,192

Net assets at end of year	$934,920,680	$957,405,244

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	3,906,614	42,945,463	20,466,015	205,118,325

Fund merger	—	—	1,618,236	19,449,223

Redemptions	(18,751,385)	(206,838,279)	(2,435,610)	(26,426,977)

Net increase (decrease)	(14,844,771)	(163,892,816)	19,648,641	198,140,571

Class 2 shares

Subscriptions	66,753	745,187	86,116	931,857

Redemptions	(13,529)	(146,944)	(7,702)	(78,257)

Net increase	53,224	598,243	78,414	853,600

Class 3 Shares

Subscriptions	28,057	304,131	72,448	753,950

Redemptions	(2,126,106)	(23,549,838)	(2,658,234)	(28,606,956)

Net (decrease)	(2,098,049)	(23,245,707)	(2,585,786)	(27,853,006)

Total net increase (decrease)	(16,889,596)	(186,540,280)	17,141,269	171,141,165

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.04	$10.96	$9.92

Income from investment operations:

Net investment income	0.12	0.08	0.06

Net realized and unrealized gain (loss)	1.75	(1.00)	0.98

Total from investment operations	1.87	(0.92)	1.04

Net asset value, end of period	$11.91	$10.04	$10.96

Total return	18.63%	(8.39%)	10.48%

Ratios to average net assets(b)

Total gross expenses	0.88%	0.87%	0.85	%(c)

Total net expenses(d)	0.88%	0.87%	0.85	%(c)

Net investment income	1.08%	0.77%	0.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$839,959	$856,802	$720,087

Portfolio turnover	53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.01	$10.95	$9.92

Income from investment operations:

Net investment income	0.10	0.06	0.07

Net realized and unrealized gain (loss)	1.73	(1.00)	0.96

Total from investment operations	1.83	(0.94)	1.03

Net asset value, end of period	$11.84	$10.01	$10.95

Total return	18.28%	(8.58%)	10.38%

Ratios to average net assets(b)

Total gross expenses	1.13%	1.13%	1.12	%(c)

Total net expenses(d)	1.13%	1.13%	1.12	%(c)

Net investment income	0.91%	0.62%	1.02	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,906	$1,078	$321

Portfolio turnover	53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.02	$10.95	$8.94	$6.34	$14.60

Income from investment operations:

Net investment income	0.11	0.06	0.06	0.10	0.08

Net realized and unrealized gain (loss)	1.74	(0.99)	1.95	2.50	(5.52)

Total from investment operations	1.85	(0.93)	2.01	2.60	(5.44)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(2.82)

Total distributions to shareholders	—	—	—	—	(2.82)

Net asset value, end of period	$11.87	$10.02	$10.95	$8.94	$6.34

Total return	18.46%	(8.49%)	22.51%	40.93%	(45.10%)

Ratios to average net assets(a)

Total gross expenses	1.00%	1.00%	1.00%	0.85%	1.04%

Total net expenses(b)	1.00%	1.00%	1.00%	0.85%	1.04%

Net investment income	0.97%	0.57%	0.65%	1.48%	1.01%

Supplemental data

Net assets, end of period (in thousands)	$93,055	$99,525	$137,110	$242,390	$247,395

Portfolio turnover	53%	59%	80%	39%	47%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or

20	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the

Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2012	21

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.74% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $4,289.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment

22	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.900%
Class 2	1.150
Class 3	1.025

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.895%
Class 2	1.145
Class 3	1.020

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $497,680,763 and $673,538,167, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Annual Report 2012	23

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 97.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Mid Cap Value Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $927,691,142 and the combined net assets immediately after the acquisition were $947,140,365.

The merger was accomplished by a tax-free exchange of 1,361,953 shares of the acquired fund valued at $19,449,223 (including $5,617,681 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,618,236

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $6.5 million, $62.4 million, $(138.4) million and $(69.5) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

24	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	25

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

26	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%
Issuer	Shares	Value ($)

Consumer Discretionary 11.3%
Auto Components 0.3%

BorgWarner, Inc.(a)	1,900	136,078

Delphi Automotive PLC(a)	4,794	183,371

Goodyear Tire & Rubber Co. (The)(a)	3,977	54,922

Johnson Controls, Inc.	11,101	340,801

Total		715,172

Automobiles 0.5%

Ford Motor Co.	61,896	801,553

Harley-Davidson, Inc.	3,673	179,390

Total		980,943

Distributors 0.1%

Genuine Parts Co.	2,518	160,094

Diversified Consumer Services 0.1%

Apollo Group, Inc., Class A(a)	1,624	33,974

H&R Block, Inc.	4,404	81,782

Total		115,756

Hotels, Restaurants & Leisure 1.8%

Carnival Corp.	7,238	266,141

Chipotle Mexican Grill, Inc.(a)	511	152,002

Darden Restaurants, Inc.	2,088	94,106

International Game Technology	4,320	61,214

Marriott International, Inc., Class A	3,996	148,931

McDonald’s Corp.	16,299	1,437,735

Starbucks Corp.	12,072	647,301

Starwood Hotels & Resorts Worldwide, Inc.	3,182	182,520

Wyndham Worldwide Corp.	2,277	121,159

Wynn Resorts Ltd.	1,290	145,112

Yum! Brands, Inc.	7,335	487,044

Total		3,743,265

Household Durables 0.3%

D.R. Horton, Inc.	4,533	89,663

Garmin Ltd.	1,773	72,374

Harman International Industries, Inc.	1,101	49,149

Leggett & Platt, Inc.	2,294	62,443

Lennar Corp., Class A	2,665	103,055

Newell Rubbermaid, Inc.	4,669	103,978

PulteGroup, Inc.(a)	5,519	100,225

Whirlpool Corp.	1,264	128,612

Total		709,499

Common Stocks (continued)
Issuer	Shares	Value ($)

Internet & Catalog Retail 1.1%

Amazon.com, Inc.(a)	5,883	1,477,457

Expedia, Inc.	1,511	92,851

Netflix, Inc.(a)	902	83,687

priceline.com, Inc.(a)	810	503,172

TripAdvisor, Inc.(a)	1,779	74,647

Total		2,231,814

Leisure Equipment & Products 0.1%

Hasbro, Inc.	1,877	67,384

Mattel, Inc.	5,571	204,010

Total		271,394

Media 3.5%

Cablevision Systems Corp., Class A	3,503	52,335

CBS Corp., Class B Non Voting	9,593	365,014

Comcast Corp., Class A	43,139	1,612,536

DIRECTV(a)	9,808	491,969

Discovery Communications, Inc., Class A(a)	3,878	246,176

Gannett Co., Inc.	3,730	67,177

Interpublic Group of Companies, Inc. (The)	7,003	77,173

McGraw-Hill Companies, Inc. (The)	4,508	246,452

News Corp., Class A	32,733	836,001

Omnicom Group, Inc.	4,289	214,278

Scripps Networks Interactive, Inc., Class A	1,411	81,725

Time Warner Cable, Inc.	4,899	476,134

Time Warner, Inc.	15,372	735,243

Viacom, Inc., Class B	7,500	395,550

Walt Disney Co. (The)	28,769	1,432,409

Washington Post Co. (The), Class B	73	26,660

Total		7,356,832

Multiline Retail 0.8%

Big Lots, Inc.(a)	940	26,752

Dollar General Corp.(a)	4,263	187,956

Dollar Tree, Inc.(a)	3,689	149,626

Family Dollar Stores, Inc.	1,555	98,603

JCPenney Co., Inc.	2,314	45,609

Kohl’s Corp.	3,435	147,636

Macy’s, Inc.	6,417	250,391

Nordstrom, Inc.	2,469	132,092

Target Corp.	10,565	625,131

Total		1,663,796

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Specialty Retail 2.1%

Abercrombie & Fitch Co., Class A	1,292	61,977

AutoNation, Inc.(a)	633	25,130

AutoZone, Inc.(a)	600	212,658

Bed Bath & Beyond, Inc.(a)	3,721	208,041

Best Buy Co., Inc.	4,336	51,382

CarMax, Inc.(a)	3,715	139,461

GameStop Corp., Class A	1,967	49,352

Gap, Inc. (The)	4,826	149,799

Home Depot, Inc. (The)	24,273	1,501,285

Limited Brands, Inc.	3,886	182,875

Lowe’s Companies, Inc.	18,258	648,524

O’Reilly Automotive, Inc.(a)	1,861	166,411

PetSmart, Inc.	1,745	119,253

Ross Stores, Inc.	3,610	195,481

Staples, Inc.	10,940	124,716

Tiffany & Co.	1,935	110,953

TJX Companies, Inc.	11,839	502,566

Urban Outfitters, Inc.(a)	1,777	69,943

Total		4,519,807

Textiles, Apparel & Luxury Goods 0.6%

Coach, Inc.	4,606	255,679

Fossil, Inc.(a)	877	81,649

Nike, Inc., Class B	11,850	611,460

Ralph Lauren Corp.	995	149,170

VF Corp.	1,431	216,038

Total		1,313,996

Total Consumer Discretionary		23,782,368

Consumer Staples 10.4%
Beverages 2.3%

Beam, Inc.	2,583	157,796

Brown-Forman Corp., Class B	2,461	155,658

Coca-Cola Co. (The)	62,620	2,269,975

Coca-Cola Enterprises, Inc.	4,380	138,977

Constellation Brands, Inc., Class A(a)	2,459	87,024

Dr. Pepper Snapple Group, Inc.	3,379	149,284

Molson Coors Brewing Co., Class B	2,530	108,259

Monster Beverage Corp.(a)	2,420	127,970

PepsiCo, Inc.	25,112	1,718,414

Total		4,913,357

Common Stocks (continued)
Issuer	Shares	Value ($)

Food & Staples Retailing 2.3%

Costco Wholesale Corp.	7,020	693,365

CVS Caremark Corp.	20,239	978,556

Kroger Co. (The)	8,341	217,033

Safeway, Inc.	3,890	70,370

SYSCO Corp.	9,543	302,131

Wal-Mart Stores, Inc.	27,154	1,852,718

Walgreen Co.	13,947	516,179

Whole Foods Market, Inc.	2,801	255,815

Total		4,886,167

Food Products 1.7%

Archer-Daniels-Midland Co.	10,691	292,826

Campbell Soup Co.	2,909	101,495

ConAgra Foods, Inc.	6,616	195,172

Dean Foods Co.(a)	3,007	49,646

General Mills, Inc.	10,475	423,295

Hershey Co. (The)	2,428	175,350

HJ Heinz Co.	5,206	300,282

Hormel Foods Corp.	2,177	67,944

JM Smucker Co. (The)	1,761	151,869

Kellogg Co.	4,015	224,238

Kraft Foods Group, Inc.	9,617	437,285

McCormick & Co., Inc.	2,151	136,653

Mead Johnson Nutrition Co.	3,296	217,173

Mondelez International, Inc., Class A	28,850	734,809

Tyson Foods, Inc., Class A	4,659	90,385

Total		3,598,422

Household Products 2.1%

Clorox Co. (The)	2,118	155,080

Colgate-Palmolive Co.	7,210	753,734

Kimberly-Clark Corp.	6,352	536,299

Procter & Gamble Co. (The)	44,389	3,013,569

Total		4,458,682

Personal Products 0.2%

Avon Products, Inc.	7,016	100,750

Estee Lauder Companies, Inc. (The), Class A	3,897	233,274

Total		334,024

Tobacco 1.8%

Altria Group, Inc.	32,876	1,032,964

Lorillard, Inc.	2,101	245,123

Philip Morris International, Inc.	27,120	2,268,317

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Reynolds American, Inc.	5,263	218,046

Total		3,764,450

Total Consumer Staples		21,955,102

Energy 10.8%

Energy Equipment & Services 1.8%

Baker Hughes, Inc.	7,137	291,475

Cameron International Corp.(a)	4,005	226,122

Diamond Offshore Drilling, Inc.	1,129	76,727

Ensco PLC, Class A	3,771	223,545

FMC Technologies, Inc.(a)	3,859	165,281

Halliburton Co.	15,065	522,605

Helmerich & Payne, Inc.	1,716	96,113

Nabors Industries Ltd.(a)	4,714	68,117

National Oilwell Varco, Inc.	6,931	473,734

Noble Corp.	4,103	142,867

Rowan Companies PLC, Class A(a)	2,016	63,040

Schlumberger Ltd.	21,552	1,493,338

Total		3,842,964

Oil, Gas & Consumable Fuels 9.0%

Anadarko Petroleum Corp.	8,113	602,877

Apache Corp.	6,352	498,632

Cabot Oil & Gas Corp.	3,407	169,464

Chesapeake Energy Corp.	8,416	139,874

Chevron Corp.	31,774	3,436,040

ConocoPhillips	19,707	1,142,809

CONSOL Energy, Inc.	3,698	118,706

Denbury Resources, Inc.(a)	6,283	101,785

Devon Energy Corp.	6,115	318,225

EOG Resources, Inc.	4,398	531,235

EQT Corp.	2,429	143,262

Exxon Mobil Corp.	74,018	6,406,258

Hess Corp.	4,824	255,479

Kinder Morgan, Inc.	10,267	362,733

Marathon Oil Corp.	11,468	351,609

Marathon Petroleum Corp.	5,506	346,878

Murphy Oil Corp.	2,997	178,471

Newfield Exploration Co.(a)	2,195	58,782

Noble Energy, Inc.	2,888	293,825

Occidental Petroleum Corp.	13,153	1,007,651

Peabody Energy Corp.	4,357	115,940

Phillips 66	10,160	539,496

Common Stocks (continued)
Issuer	Shares	Value ($)

Pioneer Natural Resources Co.	2,001	213,287

QEP Resources, Inc.	2,892	87,541

Range Resources Corp.	2,640	165,871

Southwestern Energy Co.(a)	5,673	189,535

Spectra Energy Corp.	10,809	295,950

Tesoro Corp.	2,280	100,434

Valero Energy Corp.	8,986	306,602

Williams Companies, Inc. (The)	10,939	358,143

WPX Energy, Inc.(a)	3,234	48,122

Total		18,885,516

Total Energy		22,728,480

Financials 15.4%
Capital Markets 1.9%

Ameriprise Financial, Inc.(b)	3,341	209,247

Bank of New York Mellon Corp. (The)	18,972	487,580

BlackRock, Inc.	2,037	421,068

Charles Schwab Corp. (The)	17,802	255,637

E*TRADE Financial Corp.(a)	4,180	37,411

Franklin Resources, Inc.	2,240	281,568

Goldman Sachs Group, Inc. (The)	7,172	914,860

Invesco Ltd.	7,209	188,083

Legg Mason, Inc.	1,903	48,945

Morgan Stanley	22,436	428,976

Northern Trust Corp.	3,543	177,717

State Street Corp.	7,546	354,738

T Rowe Price Group, Inc.	4,138	269,508

Total		4,075,338

Commercial Banks 2.7%

BB&T Corp.	11,358	330,631

Comerica, Inc.	3,090	93,751

Fifth Third Bancorp	14,570	221,318

First Horizon National Corp.	4,012	39,759

Huntington Bancshares, Inc.	13,888	88,744

KeyCorp	15,157	127,622

M&T Bank Corp.	1,974	194,380

PNC Financial Services Group, Inc.	8,586	500,650

Regions Financial Corp.	22,939	163,326

SunTrust Banks, Inc.	8,748	248,006

U.S. Bancorp	30,527	975,032

Wells Fargo & Co.	79,480	2,716,626

Zions Bancorporation	2,990	63,986

Total		5,763,831

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Consumer Finance 0.9%

American Express Co.	15,806	908,529

Capital One Financial Corp.	9,443	547,033

Discover Financial Services	8,195	315,917

SLM Corp.	7,503	128,526

Total		1,900,005

Diversified Financial Services 3.5%

Bank of America Corp.	174,976	2,029,722

Citigroup, Inc.	47,608	1,883,372

CME Group, Inc.	4,979	252,485

IntercontinentalExchange, Inc.(a)	1,181	146,220

JPMorgan Chase & Co.	61,713	2,713,521

Leucadia National Corp.	3,216	76,509

Moody’s Corp.	3,148	158,407

NASDAQ OMX Group, Inc. (The)	1,901	47,544

NYSE Euronext	3,945	124,425

Total		7,432,205

Insurance 4.0%

ACE Ltd.	5,517	440,257

Aflac, Inc.	7,612	404,349

Allstate Corp. (The)	7,821	314,170

American International Group, Inc.(a)	23,967	846,035

Aon PLC	5,173	287,619

Assurant, Inc.	1,278	44,347

Berkshire Hathaway, Inc., Class B(a)	29,612	2,656,196

Chubb Corp. (The)	4,253	320,336

Cincinnati Financial Corp.	2,377	93,083

Genworth Financial, Inc., Class A(a)	7,985	59,967

Hartford Financial Services Group, Inc.	7,083	158,943

Lincoln National Corp.	4,465	115,644

Loews Corp.	5,048	205,706

Marsh & McLennan Companies, Inc.	8,838	304,646

MetLife, Inc.	17,712	583,433

Principal Financial Group, Inc.	4,480	127,770

Progressive Corp. (The)	9,032	190,575

Prudential Financial, Inc.	7,533	401,735

Torchmark Corp.	1,541	79,623

Travelers Companies, Inc. (The)	6,193	444,781

Unum Group	4,466	92,982

XL Group PLC	4,880	122,293

Total		8,294,490

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 2.2%

American Tower Corp.	6,418	495,919

Apartment Investment & Management Co., Class A	2,363	63,943

AvalonBay Communities, Inc.	1,857	251,791

Boston Properties, Inc.	2,449	259,129

Equity Residential	5,223	295,987

HCP, Inc.	7,339	331,576

Health Care REIT, Inc.	4,216	258,399

Host Hotels & Resorts, Inc.	11,766	184,373

Kimco Realty Corp.	6,618	127,860

Plum Creek Timber Co., Inc.	2,623	116,382

ProLogis, Inc.	7,483	273,055

Public Storage	2,341	339,351

Simon Property Group, Inc.	5,022	793,928

Ventas, Inc.	4,798	310,526

Vornado Realty Trust	2,750	220,220

Weyerhaeuser Co.	8,791	244,566

Total		4,567,005

Real Estate Management & Development 0.1%

CBRE Group, Inc., Class A(a)	4,898	97,470

Thrifts & Mortgage Finance 0.1%

Hudson City Bancorp, Inc.	7,717	62,739

People’s United Financial, Inc.	5,644	68,236

Total		130,975

Total Financials		32,261,319

Health Care 11.8%
Biotechnology 1.6%

Alexion Pharmaceuticals, Inc.(a)	3,154	295,877

Amgen, Inc.	12,458	1,075,375

Biogen Idec, Inc.(a)	3,841	563,359

Celgene Corp.(a)	6,867	540,570

Gilead Sciences, Inc.(a)	12,300	903,435

Total		3,378,616

Health Care Equipment & Supplies 1.7%

Baxter International, Inc.	8,919	594,541

Becton Dickinson and Co.	3,197	249,973

Boston Scientific Corp.(a)	22,290	127,722

CareFusion Corp.(a)	3,603	102,974

Covidien PLC	7,685	443,732

CR Bard, Inc.	1,243	121,491

DENTSPLY International, Inc.	2,304	91,261

Edwards Lifesciences Corp.(a)	1,874	168,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Intuitive Surgical, Inc.(a)	646	316,779

Medtronic, Inc.	16,419	673,507

St. Jude Medical, Inc.	5,003	180,808

Stryker Corp.	4,691	257,161

Varian Medical Systems, Inc.(a)	1,776	124,746

Zimmer Holdings, Inc.	2,817	187,781

Total		3,641,455

Health Care Providers & Services 1.9%

Aetna, Inc.	5,432	251,502

AmerisourceBergen Corp.	3,823	165,077

Cardinal Health, Inc.	5,516	227,149

CIGNA Corp.	4,641	248,108

Coventry Health Care, Inc.	2,184	97,909

DaVita HealthCare Partners, Inc.(a)	1,361	150,431

Express Scripts Holding Co.(a)	13,254	715,716

Humana, Inc.	2,569	176,310

Laboratory Corp. of America Holdings(a)	1,536	133,048

McKesson Corp.	3,832	371,551

Patterson Companies, Inc.	1,358	46,484

Quest Diagnostics, Inc.	2,581	150,395

Tenet Healthcare Corp.(a)	1,729	56,141

UnitedHealth Group, Inc.	16,583	899,462

WellPoint, Inc.	4,930	300,335

Total		3,989,618

Health Care Technology 0.1%

Cerner Corp.(a)	2,367	183,774

Life Sciences Tools & Services 0.4%

Agilent Technologies, Inc.	5,657	231,598

Life Technologies Corp.(a)	2,793	137,080

PerkinElmer, Inc.	1,863	59,132

Thermo Fisher Scientific, Inc.	5,848	372,986

Waters Corp.(a)	1,412	123,013

Total		923,809

Pharmaceuticals 6.1%

Abbott Laboratories	25,661	1,680,795

Allergan, Inc.	4,993	458,008

Bristol-Myers Squibb Co.	26,798	873,347

Eli Lilly & Co.	16,579	817,676

Forest Laboratories, Inc.(a)	3,800	134,216

Hospira, Inc.(a)	2,682	83,786

Johnson & Johnson	44,990	3,153,799

Merck & Co., Inc.	49,354	2,020,553

Common Stocks (continued)
Issuer	Shares	Value ($)

Mylan, Inc.(a)	6,616	181,808

Perrigo Co.	1,433	149,075

Pfizer, Inc.	119,527	2,997,737

Watson Pharmaceuticals, Inc.(a)	2,074	178,364

Total		12,729,164

Total Health Care		24,846,436

Industrials 10.0%
Aerospace & Defense 2.3%

Boeing Co. (The)	11,018	830,317

General Dynamics Corp.	5,388	373,227

Honeywell International, Inc.	12,718	807,211

L-3 Communications Holdings, Inc.	1,527	116,999

Lockheed Martin Corp.	4,360	402,384

Northrop Grumman Corp.	3,985	269,306

Precision Castparts Corp.	2,363	447,599

Raytheon Co.	5,355	308,234

Rockwell Collins, Inc.	2,276	132,395

Textron, Inc.	4,575	113,414

United Technologies Corp.	13,689	1,122,635

Total		4,923,721

Air Freight & Logistics 0.8%

CH Robinson Worldwide, Inc.	2,617	165,447

Expeditors International of Washington, Inc.	3,393	134,193

FedEx Corp.	4,742	434,936

United Parcel Service, Inc., Class B	11,616	856,448

Total		1,591,024

Airlines 0.1%

Southwest Airlines Co.	11,981	122,685

Building Products —%

Masco Corp.	5,797	96,578

Commercial Services & Supplies 0.5%

ADT Corp. (The)	3,774	175,453

Avery Dennison Corp.	1,617	56,466

Cintas Corp.	1,724	70,512

Iron Mountain, Inc.	2,708	84,083

Pitney Bowes, Inc.	3,259	34,676

Republic Services, Inc.	4,855	142,397

Stericycle, Inc.(a)	1,394	130,018

Tyco International Ltd.	7,561	221,159

Waste Management, Inc.	7,079	238,846

Total		1,153,610

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Construction & Engineering 0.2%

Fluor Corp.	2,703	158,774

Jacobs Engineering Group, Inc.(a)	2,112	89,908

Quanta Services, Inc.(a)	3,461	94,451

Total		343,133

Electrical Equipment 0.7%

Eaton Corp. PLC	7,497	406,337

Emerson Electric Co.	11,756	622,598

Rockwell Automation, Inc.	2,262	189,985

Roper Industries, Inc.	1,597	178,034

Total		1,396,954

Industrial Conglomerates 2.4%

3M Co.	10,334	959,512

Danaher Corp.	9,446	528,031

General Electric Co.	170,239	3,573,317

Total		5,060,860

Machinery 1.9%

Caterpillar, Inc.	10,616	950,981

Cummins, Inc.	2,870	310,964

Deere & Co.	6,358	549,458

Dover Corp.	2,906	190,953

Flowserve Corp.	811	119,055

Illinois Tool Works, Inc.	6,922	420,927

Ingersoll-Rand PLC	4,545	217,978

Joy Global, Inc.	1,719	109,638

PACCAR, Inc.	5,731	259,099

Pall Corp.	1,803	108,649

Parker Hannifin Corp.	2,422	206,015

Pentair Ltd.	3,414	167,798

Snap-On, Inc.	945	74,646

Stanley Black & Decker, Inc.	2,740	202,678

Xylem, Inc.	3,016	81,734

Total		3,970,573

Professional Services 0.1%

Dun & Bradstreet Corp. (The)	723	56,864

Equifax, Inc.	1,942	105,101

Robert Half International, Inc.	2,285	72,708

Total		234,673

Road & Rail 0.8%

CSX Corp.	16,744	330,359

Norfolk Southern Corp.	5,131	317,301

Ryder System, Inc.	830	41,442

Union Pacific Corp.	7,637	960,124

Total		1,649,226

Common Stocks (continued)
Issuer	Shares	Value ($)

Trading Companies & Distributors 0.2%

Fastenal Co.	4,378	204,409

WW Grainger, Inc.	970	196,299

Total		400,708

Total Industrials		20,943,745

Information Technology 18.8%
Communications Equipment 2.0%

Cisco Systems, Inc.	86,192	1,693,673

F5 Networks, Inc.(a)	1,283	124,643

Harris Corp.	1,844	90,282

JDS Uniphase Corp.(a)	3,798	51,425

Juniper Networks, Inc.(a)	8,370	164,638

Motorola Solutions, Inc.	4,554	253,567

QUALCOMM, Inc.	27,664	1,715,721

Total		4,093,949

Computers & Peripherals 4.9%

Apple, Inc.(c)	15,272	8,140,434

Dell, Inc.	23,691	239,990

EMC Corp.(a)	34,200	865,260

Hewlett-Packard Co.	31,919	454,846

NetApp, Inc.(a)	5,817	195,160

SanDisk Corp.(a)	3,925	170,973

Seagate Technology PLC	5,454	166,238

Western Digital Corp.	3,559	151,222

Total		10,384,123

Electronic Equipment, Instruments & Components 0.4%

Amphenol Corp., Class A	2,603	168,414

Corning, Inc.	23,992	302,779

FLIR Systems, Inc.	2,436	54,347

Jabil Circuit, Inc.	3,037	58,584

Molex, Inc.	2,243	61,301

TE Connectivity Ltd.	6,860	254,644

Total		900,069

Internet Software & Services 2.2%

Akamai Technologies, Inc.(a)	2,881	117,862

eBay, Inc.(a)	18,906	964,584

Google, Inc., Class A(a)	4,321	3,065,188

VeriSign, Inc.(a)	2,521	97,865

Yahoo!, Inc.(a)	16,896	336,230

Total		4,581,729

IT Services 3.8%

Accenture PLC, Class A	10,366	689,339

Automatic Data Processing, Inc.	7,881	449,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Cognizant Technology Solutions Corp., Class A(a)	4,873	360,846

Computer Sciences Corp.	2,522	101,006

Fidelity National Information Services, Inc.	4,046	140,841

Fiserv, Inc.(a)	2,167	171,258

International Business Machines Corp.	17,243	3,302,897

Mastercard, Inc., Class A	1,735	852,371

Paychex, Inc.	5,251	163,516

SAIC, Inc.	4,607	52,151

Teradata Corp.(a)	2,745	169,888

Total System Services, Inc.	2,609	55,885

Visa, Inc., Class A	8,463	1,282,821

Western Union Co. (The)	9,685	131,813

Total		7,923,928

Office Electronics 0.1%

Xerox Corp.	20,515	139,912

Semiconductors & Semiconductor Equipment 2.0%

Advanced Micro Devices, Inc.(a)	9,824	23,578

Altera Corp.	5,204	179,226

Analog Devices, Inc.	4,892	205,757

Applied Materials, Inc.	19,443	222,428

Broadcom Corp., Class A	8,424	279,761

First Solar, Inc.(a)	975	30,108

Intel Corp.	80,782	1,666,533

KLA-Tencor Corp.	2,703	129,095

Lam Research Corp.(a)	2,782	100,514

Linear Technology Corp.	3,757	128,865

LSI Corp.(a)	8,984	63,607

Microchip Technology, Inc.	3,159	102,952

Micron Technology, Inc.(a)	16,519	104,896

NVIDIA Corp.	10,144	124,670

Teradyne, Inc.(a)	3,050	51,514

Texas Instruments, Inc.	18,196	562,984

Xilinx, Inc.	4,236	152,072

Total		4,128,560

Software 3.4%

Adobe Systems, Inc.(a)	8,037	302,834

Autodesk, Inc.(a)	3,648	128,957

BMC Software, Inc.(a)	2,314	91,773

CA, Inc.	5,443	119,637

Citrix Systems, Inc.(a)	3,031	199,288

Electronic Arts, Inc.(a)	4,954	71,982

Common Stocks (continued)
Issuer	Shares	Value ($)

Intuit, Inc.	4,518	268,821

Microsoft Corp.	122,973	3,287,068

Oracle Corp.	61,023	2,033,286

Red Hat, Inc.(a)	3,139	166,242

Salesforce.com, Inc.(a)	2,121	356,540

Symantec Corp.(a)	11,265	211,895

Total		7,238,323

Total Information Technology		39,390,593

Materials 3.6%
Chemicals 2.5%

Air Products & Chemicals, Inc.	3,455	290,289

Airgas, Inc.	1,141	104,162

CF Industries Holdings, Inc.	1,021	207,426

Dow Chemical Co. (The)	19,469	629,238

Eastman Chemical Co.	2,490	169,445

Ecolab, Inc.	4,280	307,732

EI du Pont de Nemours & Co.	15,138	680,756

FMC Corp.	2,231	130,558

International Flavors & Fragrances, Inc.	1,324	88,099

LyondellBasell Industries NV, Class A	6,163	351,846

Monsanto Co.	8,679	821,467

Mosaic Co. (The)	4,492	254,382

PPG Industries, Inc.	2,490	337,021

Praxair, Inc.	4,824	527,987

Sherwin-Williams Co. (The)	1,389	213,656

Sigma-Aldrich Corp.	1,953	143,702

Total		5,257,766

Construction Materials 0.1%

Vulcan Materials Co.	2,104	109,513

Containers & Packaging 0.1%

Ball Corp.	2,498	111,786

Bemis Co., Inc.	1,677	56,112

Owens-Illinois, Inc.(a)	2,671	56,812

Sealed Air Corp.	3,158	55,297

Total		280,007

Metals & Mining 0.7%

Alcoa, Inc.	17,325	150,381

Allegheny Technologies, Inc.	1,742	52,887

Cliffs Natural Resources, Inc.	2,313	89,189

Freeport-McMoRan Copper & Gold, Inc.	15,412	527,091

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Newmont Mining Corp.	8,059	374,260

Nucor Corp.	5,157	222,679

United States Steel Corp.	2,342	55,904

Total		1,472,391

Paper & Forest Products 0.2%

International Paper Co.	7,129	284,019

MeadWestvaco Corp.	2,838	90,447

Total		374,466

Total Materials		7,494,143

Telecommunication Services 3.0%
Diversified Telecommunication Services 2.7%

AT&T, Inc.	92,211	3,108,434

CenturyLink, Inc.	10,135	396,481

Frontier Communications Corp.	16,209	69,375

Verizon Communications, Inc.	46,332	2,004,786

Windstream Corp.	9,548	79,057

Total		5,658,133

Wireless Telecommunication Services 0.3%

Crown Castle International Corp.(a)	4,759	343,410

MetroPCS Communications, Inc.(a)	5,143	51,121

Sprint Nextel Corp.(a)	48,778	276,571

Total		671,102

Total Telecommunication Services		6,329,235

Utilities 3.4%
Electric Utilities 2.0%

American Electric Power Co., Inc.	7,878	336,233

Duke Energy Corp.	11,433	729,426

Edison International	5,289	239,010

Entergy Corp.	2,885	183,919

Exelon Corp.	13,869	412,464

FirstEnergy Corp.	6,790	283,550

NextEra Energy, Inc.	6,870	475,335

Northeast Utilities	5,097	199,191

Pepco Holdings, Inc.	3,725	73,047

Pinnacle West Capital Corp.	1,781	90,795

PPL Corp.	9,444	270,382

Southern Co. (The)	14,191	607,517

Xcel Energy, Inc.	7,916	211,436

Total		4,112,305

Common Stocks (continued)
Issuer	Shares	Value ($)

Gas Utilities 0.1%

AGL Resources, Inc.	1,912	76,423

ONEOK, Inc.	3,322	142,015

Total		218,438

Independent Power Producers & Energy Traders 0.1%

AES Corp.	10,025	107,267

NRG Energy, Inc.	5,232	120,284

Total		227,551

Multi-Utilities 1.2%

Ameren Corp.	3,939	121,006

CenterPoint Energy, Inc.	6,939	133,576

CMS Energy Corp.	4,284	104,444

Consolidated Edison, Inc.	4,755	264,093

Dominion Resources, Inc.	9,328	483,190

DTE Energy Co.	2,794	167,780

Integrys Energy Group, Inc.	1,265	66,058

NiSource, Inc.	5,029	125,172

PG&E Corp.	6,981	280,496

Public Service Enterprise Group, Inc.	8,213	251,318

SCANA Corp.	2,140	97,669

Sempra Energy	3,651	259,002

TECO Energy, Inc.	3,305	55,392

Wisconsin Energy Corp.	3,735	137,635

Total		2,546,831

Total Utilities		7,105,125

Total Common Stocks
(Cost: $156,916,693)		206,836,546

Money Market Funds 1.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(d)	2,914,212	2,914,212

Total Money Market Funds
(Cost: $2,914,212)		2,914,212

Total Investments
(Cost: $159,830,905)		209,750,758

Other Assets & Liabilities, Net		207,233

Net Assets		209,957,991

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	9	3,195,225	March 2013	26,969	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)

Ameriprise Financial, Inc.	131,946	—	(37,055)	11,740	106,631	5,247	209,247

Columbia Short-Term Cash Fund	2,225,413	27,480,822	(26,792,023)	—	2,914,212	4,519	2,914,212

Total	2,357,359	27,480,822	(26,829,078)	11,740	3,020,843	9,766	3,123,459

(c)	At December 31, 2012, investments in securities included securities valued at $478,956 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	23,782,368	—	—	23,782,368

Consumer Staples	21,955,102	—	—	21,955,102

Energy	22,728,480	—	—	22,728,480

Financials	32,261,319	—	—	32,261,319

Health Care	24,846,436	—	—	24,846,436

Industrials	20,943,745	—	—	20,943,745

Information Technology	39,390,593	—	—	39,390,593

Materials	7,494,143	—	—	7,494,143

Telecommunication Services	6,329,235	—	—	6,329,235

Utilities	7,105,125	—	—	7,105,125

Total Equity Securities	206,836,546	—	—	206,836,546

Other

Money Market Funds	2,914,212	—	—	2,914,212

Total Other	2,914,212	—	—	2,914,212

Investments in Securities	209,750,758	—	—	209,750,758
Derivatives

Assets

Futures Contracts	26,969	—	—	26,969

Total	209,777,727	—	—	209,777,727

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There	were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative	instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $156,810,062)	$206,627,299

Affiliated issuers (identified cost $3,020,843)	3,123,459

Total investments (identified cost $159,830,905)	209,750,758

Receivable for:

Investments sold	30,729

Capital shares sold	84,196

Dividends	228,429

Reclaims	109

Variation margin on futures contracts	81,225

Prepaid expenses	2,453

Trustees’ deferred compensation plan	16,290

Total assets	210,194,189

Liabilities

Disbursements in excess of cash	1,726

Payable for:

Capital shares purchased	98,998

Investment management fees	17,745

Distribution and/or service fees	23,751

Transfer agent fees	10,647

Administration fees	17,745

Compensation of board members	13,383

Other expenses	35,913

Trustees’ deferred compensation plan	16,290

Total liabilities	236,198

Net assets applicable to outstanding capital stock	$209,957,991

Represented by

Partners’ capital	$209,957,991

Total — representing net assets applicable to outstanding capital stock	$209,957,991

Class 1

Net assets	$15,861

Shares outstanding	1,567

Net asset value per share	$10.12

Class 2

Net assets	$14,909,680

Shares outstanding	1,478,819

Net asset value per share	$10.08

Class 3

Net assets	$195,032,450

Shares outstanding	19,299,643

Net asset value per share	$10.11

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$4,873,353

Dividends — affiliated issuers	9,766

Income from securities lending — net	19,613

Foreign taxes withheld	(2,596)

Total income	4,900,136

Expenses:

Investment management fees	213,053

Distribution and/or service fees

Class 2	39,224

Class 3	246,684

Transfer agent fees

Class 1	12

Class 2	9,414

Class 3	118,405

Administration fees	213,053

Compensation of board members	14,451

Custodian fees	9,887

Printing and postage fees	64,493

Professional fees	26,001

Other	6,829

Total expenses	961,506

Net investment income	3,938,630

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	6,733,154

Investments — affiliated issuers	11,740

Futures contracts	419,500

Net realized gain	7,164,394

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	19,390,336

Investments — affiliated issuers	34,960

Futures contracts	(40,303)

Net change in unrealized appreciation (depreciation)	19,384,993

Net realized and unrealized gain	26,549,387

Net increase in net assets resulting from operations	$30,488,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$3,938,630	$3,340,550

Net realized gain	7,164,394	9,374,126

Net change in unrealized appreciation (depreciation)	19,384,993	(10,261,720)

Net increase in net assets resulting from operations	30,488,017	2,452,956

Increase (decrease) in net assets from capital stock activity	(24,652,327)	(14,594,349)

Total increase (decrease) in net assets	5,835,690	(12,141,393)

Net assets at beginning of year	204,122,301	216,263,694

Net assets at end of year	$209,957,991	$204,122,301

	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	272	2,500

Fund merger	—	—	2,616	24,500

Redemptions	(1,321)	(12,685)	—	—

Net increase (decrease)	(1,321)	(12,685)	2,888	27,000

Class 2 shares

Subscriptions	21,664	212,209	41,773	347,468

Fund merger	—	—	2,218,710	20,793,056

Redemptions	(353,865)	(3,410,370)	(449,463)	(3,910,036)

Net increase (decrease)	(332,201)	(3,198,161)	1,811,020	17,230,488

Class 3 Shares

Subscriptions	541,475	5,284,552	472,773	3,993,869

Redemptions	(2,763,687)	(26,726,033)	(4,079,653)	(35,845,706)

Net decrease	(2,222,212)	(21,441,481)	(3,606,880)	(31,851,837)

Total net decrease	(2,555,734)	(24,652,327)	(1,792,972)	(14,594,349)

(a)	Class 1 and Class 2 shares are for the period from April 25, 2011 (commencement of operations) to December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011(a)
Per share data
Net asset value, beginning of period	$8.75	$9.17

Income from investment operations:

Net investment income	0.18	0.11

Net realized and unrealized gain (loss)	1.19	(0.53)

Total from investment operations	1.37	(0.42)

Net asset value, end of period	$10.12	$8.75

Total return	15.66%	(4.58%)

Ratios to average net assets(b)

Total gross expenses	0.33%	0.38	%(c)

Total net expenses(d)	0.33%	0.38	%(c)

Net investment income	1.90%	1.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16	$25

Portfolio turnover	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011(a)

Per share data
Net asset value, beginning of period	$8.74	$9.17

Income from investment operations:

Net investment income	0.17	0.10

Net realized and unrealized gain (loss)	1.17	(0.53)

Total from investment operations	1.34	(0.43)

Net asset value, end of period	$10.08	$8.74

Total return	15.33%	(4.69%)

Ratios to average net assets(b)

Total gross expenses	0.57%	0.62	%(c)

Total net expenses(d)	0.57%	0.62	%(c)

Net investment income	1.72%	1.62	%(c)

Supplemental data

Net assets, end of period (in thousands)	$14,910	$15,826

Portfolio turnover	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$8.75	$8.61		$7.51	$5.96	$9.83

Income from investment operations:

Net investment income	0.18	0.14		0.12	0.12	0.16

Net realized and unrealized gain (loss)	1.18	(0.00	)(a)	0.98	1.43	(3.69)

Total from investment operations	1.36	0.14		1.10	1.55	(3.53)

Less distributions to shareholders:

Net investment income	—	—		—	—	(0.01)

Net realized gains	—	—		—	—	(0.33)

Total distributions to shareholders	—	—		—	—	(0.34)

Net asset value, end of period	$10.11	$8.75		$8.61	$7.51	$5.96

Total return	15.54%	1.63%		14.71%	26.00%	(37.10%)

Ratios to average net assets(b)

Total gross expenses	0.44%	0.53%		0.54%	0.50%	0.54%

Total net expenses(c)	0.44%	0.53%		0.53%	0.50%	0.51%

Net investment income	1.86%	1.55%		1.58%	1.93%	1.79%

Supplemental data

Net assets, end of period (in thousands)	$195,032	$188,271		$216,264	$220,257	$193,189

Portfolio turnover	4%	4%		22%	31%	4%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio – S&P 500 Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

24	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	26,969	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2012	25

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	419,500
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(40,303)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	106

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

26	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,989.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.410%
Class 2	0.660
Class 3	0.535

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.405%
Class 2	0.655
Class 3	0.530

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program,

Annual Report 2012	27

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $8,097,344 and $29,728,556, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 88.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia S&P 500 Index Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $224,573,104 and the combined net assets immediately after the acquisition were $245,390,660.

The merger was accomplished by a tax-free exchange of 1,802,048 shares of the acquired fund valued at $20,817,556, (including $8,282,072 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	2,616
Class 2	2,218,710

28	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $3.6 million, $9.8 million, $(9.0) million and $4.4 million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	29

Columbia Variable Portfolio – S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — S&P 500 Index Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

30	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)
Consumer Discretionary 7.4%
Multiline Retail 2.5%

Nordstrom, Inc.	284,000	15,194,000

Specialty Retail 4.9%

Gap, Inc. (The)	390,000	12,105,600

Lowe’s Companies, Inc.	490,000	17,404,800

Total		29,510,400

Total Consumer Discretionary		44,704,400

Consumer Staples 9.5%
Food & Staples Retailing 1.8%

Costco Wholesale Corp.	108,100	10,677,037

Food Products 3.4%

Tyson Foods, Inc., Class A	1,050,000	20,370,000

Tobacco 4.3%

Altria Group, Inc.	412,000	12,945,040

Philip Morris International, Inc.	156,000	13,047,840

Total		25,992,880

Total Consumer Staples		57,039,917

Energy 20.3%
Oil, Gas & Consumable Fuels 20.3%

Anadarko Petroleum Corp.	325,000	24,150,750

Chevron Corp.	108,000	11,679,120

ConocoPhillips	225,500	13,076,745

Marathon Oil Corp.	530,000	16,249,800

Marathon Petroleum Corp.	372,000	23,436,000

Valero Energy Corp.	585,000	19,960,200

Williams Companies, Inc. (The)	422,000	13,816,280

Total		122,368,895

Total Energy		122,368,895

Financials 31.5%
Capital Markets 3.1%

Morgan Stanley	974,400	18,630,528

Commercial Banks 5.8%

U.S. Bancorp	362,000	11,562,280

Wells Fargo & Co.	695,000	23,755,100

Total		35,317,380

Diversified Financial Services 13.6%

Bank of America Corp.	2,124,766	24,647,285

Citigroup, Inc.	721,000	28,522,760

JPMorgan Chase & Co.	650,000	28,580,500

Total		81,750,545

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 9.0%

MetLife, Inc.	470,000	15,481,800

Prudential Financial, Inc.	264,000	14,079,120

Unum Group	1,175,000	24,463,500

Total		54,024,420

Total Financials		189,722,873

Health Care 8.2%
Health Care Equipment & Supplies 2.7%

Baxter International, Inc.	249,000	16,598,340

Health Care Providers & Services 3.0%

Humana, Inc.	260,000	17,843,800

Pharmaceuticals 2.5%

Bristol-Myers Squibb Co.	461,000	15,023,990

Total Health Care		49,466,130

Industrials 11.9%
Aerospace & Defense 7.1%

General Dynamics Corp.	185,000	12,814,950

Honeywell International, Inc.	245,000	15,550,150

United Technologies Corp.	176,000	14,433,760

Total		42,798,860

Road & Rail 4.8%

CSX Corp.	843,000	16,632,390

Union Pacific Corp.	98,000	12,320,560

Total		28,952,950

Total Industrials		71,751,810

Information Technology 2.9%
Communications Equipment 2.9%

Juniper Networks, Inc.(a)	882,000	17,348,940

Total Information Technology		17,348,940

Materials 6.1%
Chemicals 3.8%

EI du Pont de Nemours & Co.	304,000	13,670,880

Praxair, Inc.	88,000	9,631,600

Total		23,302,480

Metals & Mining 2.3%

Freeport-McMoRan Copper & Gold, Inc.	400,000	13,680,000

Total Materials		36,982,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.0%
Independent Power Producers & Energy Traders 2.0%

AES Corp.	1,140,000	12,198,000

Total Utilities		12,198,000

Total Common Stocks
(Cost: $538,774,359)		601,583,445

Money Market Funds 0.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	1,174,964	1,174,964

Total Money Market Funds
(Cost: $1,174,964)		1,174,964

Total Investments
(Cost: $539,949,323)		602,758,409

Other Assets & Liabilities, Net		(287,177)

Net Assets		602,471,232

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	518,624,885	(517,449,921)	1,174,964	11,142	1,174,964

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	44,704,400	—	—	44,704,400

Consumer Staples	57,039,917	—	—	57,039,917

Energy	122,368,895	—	—	122,368,895

Financials	189,722,873	—	—	189,722,873

Health Care	49,466,130	—	—	49,466,130

Industrials	71,751,810	—	—	71,751,810

Information Technology	17,348,940	—	—	17,348,940

Materials	36,982,480	—	—	36,982,480

Utilities	12,198,000	—	—	12,198,000

Total Equity Securities	601,583,445	—	—	601,583,445

Other

Money Market Funds	1,174,964	—	—	1,174,964

Total Other	1,174,964	—	—	1,174,964

Total	602,758,409	—	—	602,758,409

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $538,774,359)	$601,583,445

Affiliated issuers (identified cost $1,174,964)	1,174,964

Total investments (identified cost $539,949,323)	602,758,409

Cash	3,700

Foreign currency (identified cost $36)	30

Receivable for:

Capital shares sold	137,051

Dividends	684,777

Reclaims	162

Expense reimbursement due from Investment Manager	23,633

Prepaid expenses	3,424

Total assets	603,611,186

Liabilities

Payable for:

Capital shares purchased	684,898

Investment management fees	354,131

Distribution and/or service fees	3,602

Transfer agent fees	30,268

Administration fees	29,863

Compensation of board members	6,383

Other expenses	30,809

Total liabilities	1,139,954

Net assets applicable to outstanding capital stock	$602,471,232

Represented by

Partners’ capital	$602,471,232

Total — representing net assets applicable to outstanding capital stock	$602,471,232

Class 1

Net assets	$569,837,376

Shares outstanding	48,652,936

Net asset value per share	$11.71

Class 2

Net assets	$1,642,536

Shares outstanding	141,068

Net asset value per share	$11.64

Class 3

Net assets	$30,991,320

Shares outstanding	2,656,012

Net asset value per share	$11.67

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Operations

Year ended December 31, 2012

Net investment income
Income:

Dividends — unaffiliated issuers	$9,568,288

Dividends — affiliated issuers	11,142

Income from securities lending — net	1,265

Total income	9,580,695

Expenses:
Investment management fees	2,513,810

Distribution and/or service fees

Class 2	3,089

Class 3	39,623

Transfer agent fees

Class 1	194,385

Class 2	741

Class 3	19,018

Administration fees	212,115

Compensation of board members	14,382

Custodian fees	8,351

Printing and postage fees	30,969

Professional fees	29,374

Line of credit interest expense	308

Other	12,132

Total expenses	3,078,297

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(176,613)

Total net expenses	2,901,684

Net investment income	6,679,011

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	9,376,540

Net realized gain	9,376,540

Net change in unrealized appreciation (depreciation) on:

Investments	59,859,961

Foreign currency translations	2

Net change in unrealized appreciation (depreciation)	59,859,963

Net realized and unrealized gain	69,236,503

Net increase in net assets resulting from operations	$75,915,514

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Operations

Net investment income	$6,679,011	$392,173

Net realized gain	9,376,540	1,958,298

Net change in unrealized appreciation (depreciation)	59,859,963	(4,524,579)

Net increase (decrease) in net assets resulting from operations	75,915,514	(2,174,108)

Increase (decrease) in net assets from capital stock activity	493,041,790	5,762,576

Total increase in net assets	568,957,304	3,588,468

Net assets at beginning of year	33,513,928	29,925,460

Net assets at end of year	$602,471,232	$33,513,928

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	53,401,840	552,606,332	271,904	2,828,374

Fund merger	—	—	299,603	3,262,272

Redemptions	(5,045,790)	(56,182,305)	(275,145)	(2,454,652)

Net increase	48,356,050	496,424,027	296,362	3,635,994

Class 2 shares

Subscriptions	90,345	959,255	69,618	716,342

Redemptions	(26,137)	(284,481)	(12,582)	(125,490)

Net increase	64,208	674,774	57,036	590,852

Class 3 Shares

Subscriptions	312,995	3,362,821	907,014	9,647,866

Redemptions	(683,775)	(7,419,832)	(845,221)	(8,112,136)

Net increase (decrease)	(370,780)	(4,057,011)	61,793	1,535,730

Total net increase	48,049,478	493,041,790	415,191	5,762,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.88		$10.04	$9.55

Income from investment operations:

Net investment income	0.21		0.12	0.07

Net realized and unrealized gain (loss)	1.62		(0.28)	0.42

Total from investment operations	1.83		(0.16)	0.49

Net asset value, end of period	$11.71		$9.88	$10.04

Total return	18.52%		(1.59%)	5.13%

Ratios to average net assets(b)

Total gross expenses	0.84	%(c)	0.98%	0.94	%(d)

Total net expenses(e)	0.80	%(c)	0.84%	0.94	%(d)

Net investment income	1.91%		1.21%	1.17	%(d)

Supplemental data

Net assets, end of period (in thousands)	$569,837		$2,932	$5

Portfolio turnover	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.85		$10.03	$9.55

Income from investment operations:

Net investment income	0.16		0.11	0.05

Net realized and unrealized gain (loss)	1.63		(0.29)	0.43

Total from investment operations	1.79		(0.18)	0.48

Net asset value, end of period	$11.64		$9.85	$10.03

Total return	18.17%		(1.79%)	5.03%

Ratios to average net assets(b)

Total gross expenses	1.15	%(c)	1.27%	1.26	%(d)

Total net expenses(e)	1.06	%(c)	1.10%	1.22	%(d)

Net investment income	1.45%		1.08%	0.77	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,643		$757	$199

Portfolio turnover	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year ended December 31,
Class 3	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.85		$10.02	$8.31	$6.59	$11.12

Income from investment operations:

Net investment income	0.16		0.11	0.08	0.10	0.21

Net realized and unrealized gain (loss)	1.66		(0.28)	1.63	1.62	(4.52)

Total from investment operations	1.82		(0.17)	1.71	1.72	(4.31)

Less distributions to shareholders:

Net investment income	—		—	—	—	(0.01)

Net realized gains	—		—	—	—	(0.21)

Total distributions to shareholders	—		—	—	—	(0.22)

Net asset value, end of period	$11.67		$9.85	$10.02	$8.31	$6.59

Total return	18.48%		(1.70%)	20.52%	26.12%	(39.46%)

Ratios to average net assets(a)

Total gross expenses	1.04	%(b)	1.10%	1.11%	1.24%	1.28%

Total net expenses(c)	0.93	%(b)	0.99%	1.08%	1.05%	0.93%

Net investment income	1.47%		1.05%	0.89%	1.40%	2.08%

Supplemental data

Net assets, end of period (in thousands)	$30,991		$29,825	$29,721	$14,841	$9,723

Portfolio turnover	17%		25%	4%	16%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

Annual Report 2012	17

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement

18	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.70% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $2,077.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.800%
Class 2	1.050
Class 3	0.925

Annual Report 2012	19

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.825%
Class 2	1.075
Class 3	0.950

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $559,559,835 and $60,733,748, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 99.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended December 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $2,300,000 at a weighted average interest rate of 1.21%.

20	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 9. Significant Risks

Energy Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the energy sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors

Financial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Large-Cap Value Portfolio (the acquired fund), a series of Seligman Portfolios, Inc. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $35,043,344 and the combined net assets immediately after the acquisition were $38,305,616.

The merger was accomplished by a tax-free exchange of 252,334 shares of the acquired fund valued at $3,262,272 (including $856,260 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued 299,603 Class 1 shares.

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011 the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $0.4 million, $2.0 million, $(4.3) million and $(1.9) million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2012	21

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

and the Shareholders of Columbia Variable Portfolio — Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio—Select Large-Cap Value Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	23

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 100.2%
Issuer	Shares	Value ($)
Consumer Discretionary 17.8%
Auto Components 1.1%

American Axle & Manufacturing Holdings, Inc.(a)	140,000	1,568,000

Diversified Consumer Services 3.1%

Sotheby’s	130,000	4,370,600

Hotels, Restaurants & Leisure 6.9%

Penn National Gaming, Inc.(a)	118,000	5,794,980

Texas Roadhouse, Inc.	245,000	4,116,000

Total		9,910,980

Household Durables 3.6%

Lennar Corp., Class A	135,000	5,220,450

Textiles, Apparel & Luxury Goods 3.1%

Hanesbrands, Inc.(a)	125,000	4,477,500

Total Consumer Discretionary		25,547,530

Consumer Staples 7.7%
Food Products 5.8%

Dean Foods Co.(a)	250,000	4,127,500

Smithfield Foods, Inc.(a)	185,000	3,990,450

WhiteWave Foods Co., Class A(a)	11,712	182,005

Total		8,299,955

Personal Products 1.9%

Herbalife Ltd.	85,000	2,799,900

Total Consumer Staples		11,099,855

Energy 8.3%
Energy Equipment & Services 5.8%

Exterran Holdings, Inc.(a)	130,400	2,858,368

Superior Energy Services, Inc.(a)	118,700	2,459,464

Tetra Technologies, Inc.(a)	400,000	3,036,000

Total		8,353,832

Oil, Gas & Consumable Fuels 2.5%

Oasis Petroleum, Inc.(a)	112,000	3,561,600

Total Energy		11,915,432

Financials 13.6%
Insurance 13.6%

Aspen Insurance Holdings Ltd.	150,000	4,812,000

Endurance Specialty Holdings Ltd.	80,000	3,175,200

Hanover Insurance Group, Inc. (The)	90,000	3,486,600

Infinity Property & Casualty Corp.	65,000	3,785,600

Lincoln National Corp.	165,000	4,273,500

Total		19,532,900

Total Financials		19,532,900

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 11.0%
Health Care Equipment & Supplies 3.4%

Analogic Corp.	30,400	2,258,720

Sirona Dental Systems, Inc.(a)	40,000	2,578,400

Total		4,837,120

Health Care Providers & Services 3.0%

WellCare Health Plans, Inc.(a)	90,000	4,382,100

Pharmaceuticals 4.6%

Impax Laboratories, Inc.(a)	150,000	3,073,500

Salix Pharmaceuticals Ltd.(a)	88,000	3,562,240

Total		6,635,740

Total Health Care		15,854,960

Industrials 29.2%
Aerospace & Defense 3.0%

Cubic Corp.	90,000	4,317,300

Airlines 3.3%

United Continental Holdings, Inc.(a)	200,000	4,676,000

Commercial Services & Supplies 5.0%

Brink’s Co. (The)	90,000	2,567,700

Waste Connections, Inc.	135,000	4,561,650

Total		7,129,350

Construction & Engineering 3.2%

Shaw Group, Inc. (The)(a)	100,000	4,661,000

Electrical Equipment 8.1%

Belden, Inc.	130,000	5,848,700

EnerSys, Inc.(a)	155,000	5,832,650

Total		11,681,350

Machinery 5.1%

Mueller Industries, Inc.	110,000	5,503,300

Wabash National Corp.(a)	207,200	1,858,584

Total		7,361,884

Road & Rail 1.5%

Swift Transportation Co.(a)	240,000	2,188,800

Total Industrials		42,015,684

Information Technology 7.6%
IT Services 2.7%

CACI International, Inc., Class A(a)	70,000	3,852,100

Semiconductors & Semiconductor Equipment 4.9%

Cypress Semiconductor Corp.	270,000	2,926,800

ON Semiconductor Corp.(a)	590,000	4,159,500

Total		7,086,300

Total Information Technology		10,938,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 5.0%
Chemicals 3.5%

Minerals Technologies, Inc.	125,000	4,990,000

Containers & Packaging 1.5%

Owens-Illinois, Inc.(a)	100,000	2,127,000

Total Materials		7,117,000

Total Common Stocks
(Cost: $95,853,935)		144,021,761

Money Market Funds 0.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	76,910	76,910

Total Money Market Funds
(Cost: $76,910)		76,910

Total Investments
(Cost: $95,930,845)		144,098,671

Other Assets & Liabilities, Net		(435,645)

Net Assets		143,663,026

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	68,066	20,763,329	(20,754,485)	—	76,910	758	76,910

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	25,547,530	—	—	25,547,530

Consumer Staples	11,099,855	—	—	11,099,855

Energy	11,915,432	—	—	11,915,432

Financials	19,532,900	—	—	19,532,900

Health Care	15,854,960	—	—	15,854,960

Industrials	42,015,684	—	—	42,015,684

Information Technology	10,938,400	—	—	10,938,400

Materials	7,117,000	—	—	7,117,000

Total Equity Securities	144,021,761	—	—	144,021,761

Other

Money Market Funds	76,910	—	—	76,910

Total Other	76,910	—	—	76,910

Total	144,098,671	—	—	144,098,671

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $95,853,935)	$144,021,761

Affiliated issuers (identified cost $76,910)	76,910

Total investments (identified cost $95,930,845)	144,098,671

Receivable for:

Capital shares sold	1,077

Dividends	29,706

Expense reimbursement due from Investment Manager	10,987

Prepaid expenses	2,331

Total assets	144,142,772

Liabilities

Payable for:

Capital shares purchased	311,267

Investment management fees	95,066

Distribution and/or service fees	9,897

Transfer agent fees	7,220

Administration fees	9,627

Compensation of board members	11,674

Other expenses	34,995

Total liabilities	479,746

Net assets applicable to outstanding capital stock	$143,663,026

Represented by

Partners’ capital	$143,663,026

Total — representing net assets applicable to outstanding capital stock	$143,663,026

Class 1

Net assets	$63,490,237

Shares outstanding	5,103,758

Net asset value per share	$12.44

Class 2

Net assets	$14,236,275

Shares outstanding	1,151,837

Net asset value per share	$12.36

Class 3

Net assets	$65,936,514

Shares outstanding	5,315,698

Net asset value per share	$12.40

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$1,046,370

Dividends — affiliated issuers	758

Income from securities lending — net	24,095

Total income	1,071,223

Expenses:

Investment management fees	1,167,468

Distribution and/or service fees

Class 2	34,887

Class 3	86,507

Transfer agent fees

Class 1	38,771

Class 2	8,373

Class 3	41,522

Administration fees	118,225

Compensation of board members	13,712

Custodian fees	5,643

Printing and postage fees	59,126

Professional fees	24,934

Other	12,051

Total expenses	1,611,219

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(102,168)

Total net expenses	1,509,051

Net investment loss	(437,828)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	10,384,087

Net realized gain	10,384,087

Net change in unrealized appreciation (depreciation) on:
Investments	14,043,732

Net change in unrealized appreciation (depreciation)	14,043,732

Net realized and unrealized gain	24,427,819

Net increase in net assets resulting from operations	$23,989,991

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment loss	$(437,828)	$(571,263)

Net realized gain	10,384,087	12,668,206

Net change in unrealized appreciation (depreciation)	14,043,732	(29,834,853)

Net increase (decrease) in net assets resulting from operations	23,989,991	(17,737,910)

Increase (decrease) in net assets from capital stock activity	(23,365,531)	72,412,885

Total increase in net assets	624,460	54,674,975

Net assets at beginning of year	143,038,566	88,363,591

Net assets at end of year	$143,663,026	$143,038,566

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	262,184	3,069,778	144,231	1,490,283

Fund merger	—	—	6,781,457	81,360,557

Redemptions	(1,002,408)	(11,657,397)	(1,082,187)	(12,224,319)

Net increase (decrease)	(740,224)	(8,587,619)	5,843,501	70,626,521

Class 2 shares

Subscriptions	120,236	1,404,712	193,048	2,210,037

Fund merger	—	—	1,337,306	16,012,684

Redemptions	(192,477)	(2,241,667)	(322,797)	(3,687,018)

Net increase (decrease)	(72,241)	(836,955)	1,207,557	14,535,703

Class 3 Shares

Subscriptions	42,997	493,457	162,703	1,854,194

Redemptions	(1,237,923)	(14,434,414)	(1,314,085)	(14,603,533)

Net increase	(1,194,926)	(13,940,957)	(1,151,382)	(12,749,339)

Total net increase (decrease)	(2,007,391)	(23,365,531)	5,899,676	72,412,885

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.55	$11.52	$10.40

Income from investment operations:

Net investment loss	(0.02)	(0.03)	(0.04)

Net realized and unrealized gain (loss)	1.91	(0.94)	1.16

Total from investment operations	1.89	(0.97)	1.12

Net asset value, end of period	$12.44	$10.55	$11.52

Total return	17.92%	(8.42%)	10.77%

Ratios to average net assets(b)

Total gross expenses	1.01%	0.98%	1.09	%(c)

Total net expenses(d)	0.94%	0.96%	1.09	%(c)

Net investment loss	(0.21%)	(0.27%)	(0.58	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$63,490	$61,631	$6

Portfolio turnover	6%	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.50	$11.50	$10.40

Income from investment operations:

Net investment loss	(0.05)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	1.91	(0.94)	1.15

Total from investment operations	1.86	(1.00)	1.10

Net asset value, end of period	$12.36	$10.50	$11.50

Total return	17.71%	(8.70%)	10.58%

Ratios to average net assets(b)

Total gross expenses	1.26%	1.24%	1.36	%(c)

Total net expenses(d)	1.19%	1.21%	1.33	%(c)

Net investment loss	(0.46%)	(0.52%)	(0.66	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$14,236	$12,858	$190

Portfolio turnover	6%	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.53	$11.51	$9.08	$6.49	$11.80

Income from investment operations:

Net investment income (loss)	(0.04)	(0.05)	(0.07)	(0.04)	0.02

Net realized and unrealized gain (loss)	1.91	(0.93)	2.50	2.63	(4.23)

Total from investment operations	1.87	(0.98)	2.43	2.59	(4.21)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(1.10)

Total distributions to shareholders	—	—	—	—	(1.10)

Net asset value, end of period	$12.40	$10.53	$11.51	$9.08	$6.49

Total return	17.76%	(8.51%)	26.79%	39.81%	(38.59%)

Ratios to average net assets(a)

Total gross expenses	1.13%	1.13%	1.21%	1.09%	1.06%

Total net expenses(b)	1.06%	1.10%	1.20%	1.09%	0.96%

Net investment income (loss)	(0.34%)	(0.45%)	(0.76%)	(0.56%)	0.19%

Supplemental data

Net assets, end of period (in thousands)	$65,937	$68,550	$88,168	$78,895	$68,398

Portfolio turnover	6%	13%	5%	6%	269%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

16	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current

Annual Report 2012	17

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective management fee rate for the year ended December 31, 2012 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,797.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.930%
Class 2	1.180
Class 3	1.055

18	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.955%
Class 2	1.205
Class 3	1.080

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $8,253,878 and $32,148,255, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 35.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 44.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Annual Report 2012	19

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 9. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Smaller-Cap Value Portfolio (the acquired fund), a series of Seligman Portfolios, Inc. (the Corporation). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $90,598,441 and the combined net assets immediately after the acquisition were $187,971,682.

The merger was accomplished by a tax-free exchange of 11,547,793 shares of the acquired fund valued at $97,373,241 (including $22,270,961 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	6,781,457
Class 2	1,337,306

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment loss, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $(0.6) million, $17.9 million, $(31.2) million and $(13.9) million, respectively.

Note 10. Industrial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

20	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	21

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

22	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 76.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(a)(b)
01/01/37	2.536%	360,114	383,858
09/01/37	3.006%	367,257	384,543

CMO Series 3773 Class DS
12/15/40	8.466%	22,532,864	22,979,152

CMO Series 3777 Class WS
12/15/40	8.466%	18,279,717	18,623,510

CMO Series 4057 Class FN
12/15/41	0.559%	22,605,332	22,686,373

Federal Home Loan Mortgage Corp.(a)(b)(c)
CMO IO STRIPS Series 281 Class S1
10/15/42	5.791%	17,883,870	4,857,815
CMO IO Series 276 Class S5
09/15/42	5.791%	11,889,219	3,185,178

CMO IO Series 3453 Class W
12/15/32	7.185%	1,784,252	354,361

CMO IO Series 3630 Class AI
03/15/17	1.931%	2,912,519	108,917

CMO IO Series 4068 Class GI
09/15/36	2.364%	23,192,179	1,621,428

CMO IO Series 4073 Class AS
08/15/38	5.841%	11,792,220	2,219,885

CMO IO Series 4093 Class SD
01/15/38	6.491%	4,181,997	1,136,408

CMO IO Series 4094 Class SY
08/15/42	5.871%	15,528,743	4,252,871

CMO IO Series 4102 Class TS
09/15/42	6.391%	18,419,269	5,697,644

Federal Home Loan Mortgage Corp.(b)
06/01/21 – 07/01/42	3.500%	25,238,503	27,303,500
03/01/41 – 07/01/42	4.000%	16,776,549	18,136,602
11/01/13 – 07/01/40	4.500%	16,078,435	17,791,132
11/01/17 – 06/01/39	5.000%	41,473,695	45,099,362
08/01/17 – 09/01/19	5.500%	442,666	481,437
03/01/18 – 09/01/37	6.000%	584,166	633,608
04/01/17	6.500%	250,225	271,018
06/01/16	7.000%	1,938	2,053

CMO Series 3711 Class AG
08/15/23	3.000%	858,341	875,627

CMO Series 3747 Class NA
10/15/18	1.300%	797,158	804,032

CMO Series 3774 Class AB
12/15/20	3.500%	7,170,408	7,624,482

CMO Series 3831 Class CG
10/15/18	3.000%	5,550,326	5,758,474

CMO Series 3862 Class LA
11/15/18	2.500%	5,958,334	6,125,049

CMO Series 3986 Class TC
10/15/21	2.000%	4,483,788	4,591,524

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(b)(c)
CMO IO Series 2639 Class UI
03/15/22	5.000%	333,396	7,536

Federal National Mortgage Association(a)(b)
02/01/33	2.133%	135,879	142,184
06/01/34	2.736%	354,902	375,119
12/01/33	4.639%	45,645	48,678
07/01/33	4.960%	191,236	203,359
07/01/36	5.954%	289,992	314,239

CMO Series 2003-W11 Class A1
06/25/33	3.316%	6,452	6,451

CMO Series 2012-113 Class FJ
10/25/42	0.560%	30,358,128	30,478,802

Federal National Mortgage Association(a)(b)(c)
CMO IO Series 2003-117 Class KS
08/25/33	6.890%	8,234,834	1,060,705

CMO IO Series 2005-57 Class NI
07/25/35	6.490%	431,730	88,799

CMO IO Series 2006-5 Class N1
08/25/34	2.275%	16,849,684	847,458

CMO IO Series 2006-5 Class N2
02/25/35	2.248%	19,232,916	1,261,373

CMO IO Series 2006-60 Class UI
07/25/36	6.940%	510,605	117,105

CMO IO Series 2006-8 Class PS
03/25/36	6.390%	8,976,214	1,901,899

CMO IO Series 2007-39 Class AI
05/25/37	5.910%	21,162,371	4,302,357

CMO IO Series 2012-108 Class S
10/25/42	5.790%	29,812,715	7,799,188

CMO IO Series 2012-51 Class SA
05/25/42	6.290%	15,071,143	4,431,840

CMO IO Series 2012-74 Class AS
03/25/39	5.840%	32,781,548	6,087,258

CMO IO Series 2012-80 Class AS
02/25/39	5.840%	19,677,212	4,876,834

CMO IO Series 2012-80 Class DS
06/25/39	6.440%	7,137,573	1,885,588

CMO IO Series 2012-87 Class BS
03/25/39	5.840%	28,165,626	6,609,650

CMO IO Series 2012-87 Class NS
02/25/39	5.840%	11,779,859	2,637,157

CMO IO Series 2012-87 SQ
08/25/42	6.090%	23,335,796	6,127,985

CMO IO Series 2012-89 Class SD
04/25/39	5.840%	11,045,845	2,483,530

Federal National Mortgage Association(b)
03/01/27	2.500%	27,043,048	28,383,932
05/01/27 – 09/01/27	3.000%	88,049,129	94,148,126
10/01/20 – 10/01/42	3.500%	106,180,093	114,428,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/41 – 06/01/42	4.000%	49,398,754	53,472,492
05/01/39 – 06/01/41	4.500%	82,822,623	91,078,860
02/01/13 – 07/01/35	5.000%	53,677,304	58,728,663
12/01/13 – 07/01/36	5.500%	22,623,607	24,503,747
01/01/17 – 04/01/33	6.000%	1,383,528	1,492,107
03/01/15 – 06/01/17	7.000%	69,293	75,093

CMO Series 1988-4 Class Z
03/25/18	9.250%	9,684	10,798

CMO Series 2004-60 Class PA
04/25/34	5.500%	675,585	726,682

CMO Series 2010-50 Class AB
01/25/24	2.500%	2,890,684	2,925,132

CMO Series 2010-87 Class GA
02/25/24	4.000%	2,845,065	2,914,860

CMO Series 2011-23 Class AB
06/25/20	2.750%	6,414,988	6,634,098

CMO Series 2011-3 Class EL
05/25/20	3.000%	6,980,256	7,252,325

CMO Series 2011-38 Class AH
05/25/20	2.750%	2,961,001	3,077,041

Federal National Mortgage Association(b)(c)
CMO IO Series 2009-7 Class LI
02/25/39	7.000%	802,491	133,002

Federal National Mortgage Association(b)(e)
01/01/28	2.000%	9,250,000	9,469,687
01/01/28	2.500%	175,250,000	183,245,781
01/01/28 – 01/01/43	3.000%	133,085,000	139,464,089
01/01/43	5.500%	50,000,000	54,320,310

Government National Mortgage Association(b)
08/15/13 – 03/15/33	6.000%	457,135	504,589
10/15/13	6.500%	296	301
04/15/13 – 03/15/18	7.000%	280,322	303,533

Government National Mortgage Association(b)(c)
CMO IO Series 2010-133 Class QI
09/16/34	4.000%	1,998,952	121,824

CMO IO Series 2012-129 Class AI
08/20/37	3.000%	12,942,444	2,049,919

CMO IO Series 2012-41 Class IP
08/20/41	4.000%	17,473,557	3,667,876

CMO IO Series 2012-94 Class BI
05/20/37	4.000%	12,160,784	1,874,463

Government National Mortgage Association(b)(e)
01/01/43	3.000%	20,000,000	21,259,376

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,209,378,979)			1,214,352,627

Residential Mortgage-Backed Securities — Non-Agency 10.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Mortgage Trust Series 2093-3 Class 3A(a)(b)(d)(f)
07/27/23	8.188%	1,180	716

BCAP LLC Trust(a)(b)(g)
CMO Series 2010-RR13 Class 1A1
06/27/37	4.812%	8,706,648	7,977,953

CMO Series 2010-RR6 Class 6A1
07/26/37	4.000%	206,632	207,333

Series 2012-RR10 Class 2A1
09/26/36	5.789%	8,132,196	8,191,154

Banc of America Funding Corp.(a)(b)(g)
CMO Series 2010-R4 Class 4A1
06/26/37	0.420%	216,014	213,525

CMO Series 2012-R5 Class A
10/03/39	0.474%	5,096,636	4,933,153

Baron Capital Enterprises, Inc.(a)(b)(g)
02/15/30	2.613%	5,101,087	5,123,776

Bayview Opportunity Master Fund Trust IIB LP(a)(b)(g)
Series 2012-4NPL Class A
07/28/32	3.475%	2,958,441	2,997,154

Series 2012-5NPL Class A
10/28/32	2.981%	6,348,605	6,348,605

Citigroup Mortgage Loan Trust, Inc.(a)(b)(g)
CMO Series 2010-7 Class 3A4
12/25/35	6.839%	300,000	317,535

CMO Series 2012-7 Class 12A1
03/25/36	2.627%	8,575,437	8,708,528

Citigroup Mortgage Loan Trust, Inc.(b)(g)
CMO Series 2010-8 Class 5A6
11/25/36	4.000%	8,972,541	9,281,252

Comfed Savings Bank CMO Series 1987-1 Class A(a)(b)(f)
01/25/18	3.288%	3,859	3,958

Credit Suisse Mortgage Capital Certificates(a)(b)
CMO Series 2012-6R Class 1A1
11/26/37	5.988%	5,502,138	5,470,882

Credit Suisse Mortgage Capital Certificates(a)(b)(g)
CMO Series 2009-12R Class 30A1
12/27/36	5.508%	5,113	5,106

CMO Series 2011-7R Class A1
08/28/47	1.460%	23,633,459	23,416,896

CMO Series 2012-4R Class 3A1
11/27/37	3.012%	11,406,801	11,169,417

Credit Suisse Mortgage Capital Certificates(b)(g)
CMO Series 2009-12R Class 14A1
11/27/35	5.500%	708,906	723,331

Series 2012-11R Class 1A1
11/29/37	2.000%	31,500,000	31,480,313

Morgan Stanley Reremic Trust CMO Series 2012-R3 Class 1A(a)(b)(g)
11/26/36	2.298%	11,748,292	11,865,775

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

PennyMac Loan Trust Series 2012-NPL1 Class A(a)(b)(g)
05/28/52	3.422%	4,988,775	4,988,775

RBSSP Resecuritization Trust(a)(b)(g)
CMO Series 2010-9 Class 5A1
10/26/35	2.470%	4,417,056	4,510,967

CMO Series 2012-6 Class 3A1
10/26/36	0.380%	8,617,824	8,223,290

RBSSP Resecuritization Trust(b)(g)
CMO Series 2009-1 Class 4A1
10/26/35	5.500%	19,369	19,694

Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(g)
08/26/52	2.734%	4,973,155	5,054,746

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(g)
09/25/57	2.667%	1,607,038	1,622,314

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $162,180,366)			162,856,148

Commercial Mortgage-Backed Securities —Agency 8.3%
Federal Home Loan Mortgage Corp.(a)(b)
Multifamily Structured Pass-Through Certificates CMO Series K001 Class A2
04/25/16	5.651%	1,301,525	1,452,452

Federal Home Loan Mortgage Corp.(b)
Multifamily Structured Pass-Through Certificates CMO Series K003 Class A1
07/25/13	2.225%	712,717	715,329

Federal National Mortgage Association(b)
10/01/19	4.430%	1,375,887	1,591,402
10/01/19	4.420%	560,686	648,156
01/01/20	4.570%	144,190	168,073
01/01/20	4.600%	240,656	280,840
05/01/24	5.030%	445,979	525,347

CMO Series 2010-M4 Class A1
06/25/20	2.520%	3,984,943	4,178,504

Government National Mortgage Association(b)
CMO Series 2009-105 Class A
12/16/50	3.456%	3,854,590	3,995,961

CMO Series 2009-114 Class A
12/16/38	3.103%	2,877,703	2,965,882

CMO Series 2009-63 Class A
01/16/38	3.400%	1,985,620	2,056,878

CMO Series 2009-71 Class A
04/16/38	3.304%	2,389,295	2,466,452

CMO Series 2009-90 Class AC
01/16/33	3.137%	862,407	866,824

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-13 Class A
08/16/22	2.461%	2,302,009	2,315,306

CMO Series 2010-141 Class A
08/16/31	1.864%	8,440,870	8,547,816

CMO Series 2010-159 Class A
01/16/33	2.159%	6,394,663	6,506,659

CMO Series 2010-16 Class AB
05/16/33	2.676%	799,835	811,292

CMO Series 2010-18 Class A
12/16/50	3.100%	2,966,328	3,097,264

CMO Series 2010-22 Class AC
12/16/30	2.229%	1,091,478	1,098,879

CMO Series 2010-49 Class A
03/16/51	2.870%	1,213,339	1,241,279

CMO Series 2010-83 Class A
10/16/50	2.021%	2,240,866	2,261,278

CMO Series 2011-109 Class A
07/16/32	2.450%	9,554,666	9,762,252

CMO Series 2011-20 Class A
04/16/32	1.883%	12,268,051	12,433,160

CMO Series 2011-49 Class A
07/16/38	2.450%	12,164,470	12,536,374

CMO Series 2011-53 Class A
12/16/34	2.360%	10,277,090	10,528,437

CMO Series 2011-64 Class A
08/16/34	2.380%	14,260,975	14,578,624

CMO Series 2012-1 Class AB
09/16/33	1.999%	4,082,313	4,168,503

CMO Series 2012-2 Class A
06/16/31	1.862%	4,343,669	4,429,044

CMO Series 2012-55 Class A
08/16/33	1.704%	5,007,155	5,085,956

CMO Series 2012-58 Class A
01/16/40	2.500%	9,202,403	9,549,582

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $128,458,638)			130,863,805

Commercial Mortgage-Backed Securities — Non-Agency 2.1%
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(a)(b)
02/13/42	4.933%	180,000	194,392

Citigroup Commercial Mortgage Trust CMO Series 2004-C2 Class A5(b)
10/15/41	4.733%	110,000	116,364

Commercial Mortgage Pass-Through Certificates Series 2006-C8 Class AAB(b)
12/10/46	5.291%	3,503,874	3,607,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Commercial Mortgage-Backed Securities —Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GMAC Commercial Mortgage Securities, Inc. CMO Series 2003-C2 Class A2(a)(b)
05/10/40	5.444%	104,975	106,510

GS Mortgage Securities Corp. II Series 2004-GG2 Class A6(a)(b)
08/10/38	5.396%	7,655,000	8,104,916

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2011-C3 Class A4(b)(g)
02/15/46	4.717%	175,000	204,648

Morgan Stanley Capital I, Inc. Series 2003-IQ6 Class A4(b)
12/15/41	4.970%	339,651	349,376

Morgan Stanley Reremic Trust(a)(b)(g)
Series 2009-GG10 Class A4A
08/12/45	5.789%	1,200,000	1,400,076

Series 2010-GG10 Class A4A
08/15/45	5.789%	800,000	933,384

Motel 6 Trust Series 2012-MTL6 Class A1(b)(g)
10/05/25	1.500%	4,106,667	4,108,040

ORES NPL LLC Series 2012-LV1 Class A(b)(g)
09/25/44	4.000%	7,032,056	7,082,166

SMA 1 LLC Series 2012-LV1 Class A(b)(g)
08/20/25	3.500%	7,500,000	7,528,811

Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4(a)(b)
10/15/44	5.240%	30,971	34,282

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $33,695,298)			33,770,165

Asset-Backed Securities — Agency —%
Small Business Administration Participation Certificates Series 2001-20H Class 1
08/01/21	6.340%	85,875	94,989

Total Asset-Backed Securities — Agency
(Cost: $85,875)			94,989

Asset-Backed Securities — Non-Agency 2.8%
Aames Mortgage Investment Trust Series 2005-3 Class A2(a)(g)
08/25/35	0.470%	2,749,371	2,675,764

Access Group, Inc. Series 2007A Class A2(a)
08/25/26	0.442%	2,764,630	2,625,036

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Credit Acceptance Receivables Trust(g)
Series 2012-2 Class A
07/15/16	1.890%	5,593,424	5,635,028

Series 2012-3 Class A
11/15/16	1.640%	6,900,000	6,900,830

Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(a)
05/25/36	0.310%	184,139	183,635

Chesapeake Funding LLC Series 2011-2A Class A(a)(g)
04/07/24	1.463%	3,000,000	3,043,239

Encore Credit Receivables Trust Series 2005-4 Class 2A4(a)
01/25/36	0.550%	3,845,606	3,778,281

Exeter Automobile Receivables Trust Series 2012-2A Class B(g)
12/15/17	2.220%	1,850,000	1,850,676

First Investors Auto Owner Trust Series 2011-2A Class A2(g)
08/15/17	2.600%	2,653,235	2,673,481

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	0.808%	1,181,418	1,182,416

RAMP Trust Series 2004-RS8 Class AI4(a)
06/25/32	5.060%	323,781	328,345

SLM Student Loan Trust Series 2012-A Class A1(a)(g)
08/15/25	1.609%	1,824,455	1,847,028

SMART Trust Series 2011-2USA Class A4A(g)
04/14/17	2.310%	6,400,000	6,571,317

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	1,400,000	1,429,356

Sierra Receivables Funding Co. LLC Series 2010-2A Class A(g)
11/20/25	3.840%	1,372,967	1,404,289

Specialty Underwriting & Residential Finance Series 2005-BC3 Class M1(a)
06/25/36	0.660%	2,026,747	2,012,037

Total Asset-Backed Securities — Non-Agency
(Cost: $43,583,816)			44,140,758

U.S. Treasury Obligations 1.9%
U.S. Treasury(h)
03/15/15	0.375%	30,000,000	30,060,930

Total U.S. Treasury Obligations
(Cost: $29,888,164)			30,060,930

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

U.S. Government & Agency Obligations 18.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Farm Credit Banks(a)
08/22/13	0.231%	22,000,000	22,007,216
04/21/14	0.246%	13,545,000	13,559,588
06/13/14	0.430%	12,000,000	12,030,192

Federal Home Loan Banks(a)
04/24/14	0.390%	22,300,000	22,345,871

Federal Home Loan Mortgage Corp.
10/15/13	0.375%	69,450,000	69,556,328
08/20/14	1.000%	40,850,000	41,326,638

Federal National Mortgage Association
09/17/13	1.125%	4,220,000	4,248,215
10/26/15	1.625%	81,149,000	83,949,533

Federal National Mortgage Association(a)
03/04/14	0.286%	23,000,000	23,010,507

Private Export Funding Corp. U.S. Government Guaranty
10/15/14	3.050%	4,150,000	4,341,902

Total U.S. Government & Agency Obligations
(Cost: $292,877,852)			296,375,990

Options Purchased Puts 0.3%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 3-Year Interest Rate Swap(i)
	1	2.250	Nov. 2015	2,332,680

Put - OTC 5-Year Interest Rate Swap 7(i)
	1	4.000	Aug. 2017	1,705,760

Total Options Purchased Puts
(Cost: $5,049,500)				4,038,440

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(j)(k)	69,911,812	69,911,812

Total Money Market Funds
(Cost: $69,911,812)		69,911,812

Total Investments
(Cost: $1,975,110,300)		1,986,465,664

Other Assets & Liabilities, Net		(406,275,205)

Net Assets		1,580,190,459

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

U.S. Treasury Long Bond, 20-year	(22)	(3,245,000)	March 2013	44,998	—

U.S. Treasury Note, 5-year	(690)	(85,845,701)	April 2013	47,486	—

U.S. Treasury Note, 10-year	(660)	(87,635,625)	March 2013	287,760	—

Total				380,244	—

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $716, which represents less than 0.01% of net assets.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $4,674, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 8.188% 07/27/23	04/27/95	1,128
Comfed Savings Bank CMO Series 1987-1 Class A 3.288% 01/25/18	05/07/07	3,759

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $211,239,369 or 13.37% of net assets.

(h)	At December 31, 2012, investments in securities included securities valued at $1,302,640 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(i)	Purchased swaptions outstanding at December 31, 2012:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)

Put - OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	4.000	August 17, 2017	100,000,000	2,202,500	1,705,760

Put - OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	November 2, 2015	300,000,000	2,847,000	2,332,680

Total							5,049,500	4,038,440

(j)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	85,221,990	950,495,010	(965,805,188)	69,911,812	160,091	69,911,812

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,214,352,627	—	1,214,352,627

Residential Mortgage-Backed Securities — Non-Agency	—	83,705,622	79,150,526	162,856,148

Commercial Mortgage-Backed Securities — Agency	—	130,863,805	—	130,863,805

Commercial Mortgage-Backed Securities — Non-Agency	—	33,770,165	—	33,770,165

Asset-Backed Securities — Agency	—	94,989	—	94,989

Asset-Backed Securities — Non-Agency	—	44,140,758	—	44,140,758

U.S. Treasury Obligations	30,060,930	—	—	30,060,930

U.S. Government & Agency Obligations	—	296,375,990	—	296,375,990

Total Bonds	30,060,930	1,803,303,956	79,150,526	1,912,515,412

Other

Options Purchased Puts	—	4,038,440	—	4,038,440

Money Market Funds	69,911,812	—	—	69,911,812

Total Other	69,911,812	4,038,440	—	73,950,252

Investments in Securities	99,972,742	1,807,342,396	79,150,526	1,986,465,664
Derivatives

Assets

Futures Contracts	380,244	—	—	380,244

Total	100,352,986	1,807,342,396	79,150,526	1,986,845,908

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities - Non-Agency ($)
Balance as of December 31, 2011	1,466

Accrued discounts/premiums	40,086

Realized gain (loss)	(54)

Change in unrealized appreciation (depreciation)(a)	510,032

Sales	(3,939,990)

Purchases	82,539,293

Transfers into Level 3	—

Transfers out of Level 3	(307)

Balance as of December 31, 2012	79,150,526

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $510,032.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain Residential Backed Mortgage Securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain Residential Mortgage Backed Securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market.Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,905,198,488)	$1,916,553,852

Affiliated issuers (identified cost $69,911,812)	69,911,812

Total investments (identified cost $1,975,110,300)	1,986,465,664

Receivable for:

Investments sold	34,080

Capital shares sold	70,064

Dividends	9,615

Interest	4,554,452

Variation margin on futures contracts	121,913

Prepaid expenses	6,697

Trustees’ deferred compensation plan	25,245

Total assets	1,991,287,730

Liabilities

Disbursements in excess of cash	44,533

Payable for:

Investments purchased on a delayed delivery basis	407,935,240

Capital shares purchased	2,282,115

Investment management fees	479,313

Distribution and/or service fees	39,169

Transfer agent fees	80,292

Administration fees	86,647

Compensation of board members	35,935

Other expenses	88,782

Trustees’ deferred compensation plan	25,245

Total liabilities	411,097,271

Net assets applicable to outstanding capital stock	$1,580,190,459

Represented by

Paid-in capital	$1,567,351,727

Undistributed net investment income	11,536,286

Accumulated net realized loss	(10,433,162)

Unrealized appreciation (depreciation) on:

Investments	11,355,364

Futures contracts	380,244

Total — representing net assets applicable to outstanding capital stock	$1,580,190,459

Class 1

Net assets	$1,243,686,580

Shares outstanding	118,555,772

Net asset value per share	$10.49
Class 2

Net assets	$32,395,007

Shares outstanding	3,095,682

Net asset value per share	$10.46
Class 3

Net assets	$304,108,872

Shares outstanding	28,994,937

Net asset value per share	$10.49

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — affiliated issuers	160,091

Interest	18,413,717

Income from securities lending — net	29,828

Total income	18,603,636

Expenses:

Investment management fees	4,700,984

Distribution and/or service fees

Class 2	81,602

Class 3	396,934

Transfer agent fees

Class 1	575,927

Class 2	19,584

Class 3	190,523

Administration fees	861,270

Compensation of board members	34,693

Custodian fees	32,973

Printing and postage fees	113,335

Professional fees	28,086

Other	30,360

Total expenses	7,066,271

Net investment income	11,537,365

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	12,109,518

Futures contracts	(1,723,370)

Net realized gain	10,386,148

Net change in unrealized appreciation (depreciation) on:

Investments	(1,448,666)

Futures contracts	649,206

Net change in unrealized appreciation (depreciation)	(799,460)

Net realized and unrealized gain	9,586,688

Net increase in net assets resulting from operations	$21,124,053

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$11,537,365	$11,619,367

Net realized gain (loss)	10,386,148	(3,092,676)

Net change in unrealized appreciation (depreciation)	(799,460)	8,761,175

Net increase in net assets resulting from operations	21,124,053	17,287,866

Distributions to shareholders

Net investment income

Class 1	(8,451,671)	(8,016,127)

Class 2	(251,133)	(23,143)

Class 3	(2,914,514)	(3,295,389)

Total distributions to shareholders	(11,617,318)	(11,334,659)

Increase (decrease) in net assets from capital stock activity	337,880,249	73,316,716

Total increase in net assets	347,386,984	79,269,923

Net assets at beginning of year	1,232,803,475	1,153,533,552

Net assets at end of year	$1,580,190,459	$1,232,803,475

Undistributed net investment income	$11,536,286	$11,436,596

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	52,822,495	552,322,207	13,495,591	140,169,843

Fund merger	—	—	2,691,525	27,791,439

Distributions reinvested	814,227	8,451,671	776,756	8,016,127

Redemptions	(17,082,761)	(179,127,241)	(5,664,704)	(58,967,576)

Net increase	36,553,961	381,646,637	11,299,168	117,009,833

Class 2 shares

Subscriptions	744,725	7,769,564	578,525	6,003,554

Fund merger	—	—	3,439,200	35,509,438

Distributions reinvested	24,217	251,133	2,245	23,144

Redemptions	(931,660)	(9,715,414)	(953,136)	(9,889,654)

Net increase (decrease)	(162,718)	(1,694,717)	3,066,834	31,646,482

Class 3 Shares

Subscriptions	2,011,387	21,026,156	2,540,191	26,439,032

Distributions reinvested	280,511	2,914,514	319,012	3,295,389

Redemptions	(6,314,352)	(66,012,341)	(10,117,930)	(105,074,020)

Net increase	(4,022,454)	(42,071,671)	(7,258,727)	(75,339,599)

Total net increase	32,368,789	337,880,249	7,107,275	73,316,716

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.43		$10.38		$10.30

Income from investment operations:

Net investment income	0.10		0.10		0.07

Net realized and unrealized gain	0.08		0.06		0.12

Total from investment operations	0.18		0.16		0.19

Less distributions to shareholders:

Net investment income	(0.12)		(0.11)		(0.11)

Total distributions to shareholders	(0.12)		(0.11)		(0.11)

Net asset value, end of period	$10.49		$10.43		$10.38

Total return	1.69%		1.51%		1.83%

Ratios to average net assets(b)

Total gross expenses	0.50%		0.55%		0.63	%(c)

Total net expenses(d)	0.50%		0.55%		0.63	%(c)

Net investment income	0.92%		1.01%		1.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,243,687		$854,906		$733,781

Portfolio turnover	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66% and 203% for years ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.39		$10.36		$10.30

Income from investment operations:

Net investment income	0.07		0.08		0.05

Net realized and unrealized gain	0.08		0.04		0.11

Total from investment operations	0.15		0.12		0.16

Less distributions to shareholders:

Net investment income	(0.08)		(0.09)		(0.10)

Total distributions to shareholders	(0.08)		(0.09)		(0.10)

Net asset value, end of period	$10.46		$10.39		$10.36

Total return	1.47%		1.21%		1.59%

Ratios to average net assets(b)

Total gross expenses	0.75%		0.76%		0.89	%(c)

Total net expenses(d)	0.75%		0.76%		0.89	%(c)

Net investment income	0.65%		0.81%		0.75	%(c)

Supplemental data

Net assets, end of period (in thousands)	$32,395		$33,867		$1,985

Portfolio turnover	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66% and 203% for the year ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.42		$10.37		$10.17		$9.95		$10.23

Income from investment operations:

Net investment income (loss)	0.08		0.09		0.12		0.21		0.32
Net realized and unrealized gain (loss)	0.09		0.05		0.18		0.33		(0.58)

Total from investment operations	0.17		0.14		0.30		0.54		(0.26)

Less distributions to shareholders:

Net investment income	(0.10)		(0.09)		(0.10)		(0.32)		(0.02)

Total distributions to shareholders	(0.10)		(0.09)		(0.10)		(0.32)		(0.02)

Net asset value, end of period	$10.49		$10.42		$10.37		$10.17		$9.95

Total return	1.62%		1.38%		3.00%		5.53%		(2.64%)

Ratios to average net assets(a)

Total gross expenses	0.63%		0.68%		0.76%		0.76%		0.79%

Total net expenses(b)	0.63%		0.68%		0.76%		0.76%		0.79%

Net investment income	0.78%		0.87%		1.15%		2.12%		3.19%

Supplemental data

Net assets, end of period (in thousands)	$304,109		$344,031		$417,768		$519,208		$503,080

Portfolio turnover	238	%(c)	92	%(c)	323	%(c)	428	%(c)	314	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66%, 203%, 350% and 190% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Short Duration U.S. Government Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are

22	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased option contracts to hedge duration or volatility exposure. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Swaptions

The Fund entered into swaption contracts. Swaption contracts entered into by the Fund typically represent an option that

Annual Report 2012	23

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of other Fund investments. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of the swaption are reported as unrealized appreciation or depreciation on swaptions in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and equivalent liability in the Statement of Assets and Liabilities and is subsequently adjusted to the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from investments in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on swaptions in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Investments at value — unaffiliated issuers (for purchased options)	4,038,440
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	380,244	*
Total		4,418,684

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	(1,723,370)	193,125	(1,530,245)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	649,206	(1,011,060)	(361,854)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	7,272
Options contracts	3

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of

24	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to

Annual Report 2012	25

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $5,173.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

26	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.590%
Class 2	0.840
Class 3	0.715

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, derivative investments and investments in delayed delivery and forward sale commitments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$179,643
Accumulated net realized loss	(179,643)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$11,617,318	$11,334,659

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	13,085,977
Undistributed accumulated long-term gain	—
Accumulated realized loss	(6,657,278)
Unrealized appreciation	6,064,629

Annual Report 2012	27

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the cost of investments for federal income tax purposes was $1,980,401,035 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$11,261,926
Unrealized depreciation	(5,197,297)
Net unrealized appreciation	6,064,629

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	6,657,278

For the year ended December 31, 2012, $10,862,188 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $4,004,496,466 and $3,290,103,234, respectively, for the year ended December 31, 2012, of which $3,447,914,462 and $2,980,883,681, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 92.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

28	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 10. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Federal Securities Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,167,471,514 and the combined net assets immediately after the acquisition were $1,230,772,391.

The merger was accomplished by a tax-free exchange of 6,515,300 shares of the acquired fund valued at $63,300,877 (including $987,419 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	2,691,525
Class 2	3,439,200

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net loss on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $12.3 million, $(3.0) million, $9.2 million and $18.5 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are

Annual Report 2012	29

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Short Duration U.S. Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Short Duration U.S. Government Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	31

Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 88.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 3.5%
L-3 Communications Corp.
11/15/16	3.950%	31,835,000	34,422,103
10/15/19	5.200%	16,557,000	18,879,384

Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	18,222,000	20,546,581

Northrop Grumman Corp. Senior Unsecured
11/15/15	1.850%	3,215,000	3,301,139
08/01/19	5.050%	15,379,000	17,950,815

Total			95,100,022

Banking 0.3%
Morgan Stanley Senior Unsecured
03/22/17	4.750%	7,560,000	8,247,665

Chemicals 1.2%
Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	15,721,000	17,477,240

LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	11,944,000	13,198,120

Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	818,000	895,710

Total			31,571,070

Construction Machinery 0.7%
CNH Capital LLC Senior Notes (a)
11/01/15	3.875%	3,654,000	3,768,187

Case New Holland, Inc.
09/01/13	7.750%	14,635,000	15,220,400

Total			18,988,587

Consumer Products 1.0%

Clorox Co. (The) Senior Unsecured
10/15/17	5.950%	22,735,000	27,044,578

Electric 13.3%
American Electric Power Co., Inc. Senior Unsecured
12/15/17	1.650%	10,445,000	10,481,599

Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	35,905,000	37,889,110

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	8,370,000	9,824,606

CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	1,015,000	1,075,900
12/15/15	6.875%	17,334,000	19,635,591

Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	20,842,000	21,772,616

DTE Energy Co. Senior Unsecured
06/01/16	6.350%	21,794,000	25,322,601

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	12,050,000	14,532,927
06/15/18	6.400%	16,958,000	21,073,707

Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	17,684,000	21,632,165
09/15/19	5.050%	12,579,000	14,591,464

Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	8,565,000	10,321,373

Florida Power Corp. 1st Mortgage
06/15/18	5.650%	1,200,000	1,451,556

Indiana Michigan Power Co. Senior Unsecured
12/01/15	5.650%	4,543,000	5,084,771

Metropolitan Edison Co. Senior Unsecured
03/15/13	4.950%	2,331,000	2,350,508
04/01/14	4.875%	4,680,000	4,903,648

NextEra Energy Capital Holdings
06/01/15	1.200%	10,645,000	10,720,728

Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	18,672,000	20,623,990

Ohio Power Co. Senior Unsecured
06/01/16	6.000%	7,990,000	9,205,351

Oncor Electric Delivery Co. LLC Senior Secured
09/30/17	5.000%	25,905,000	29,572,112

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	5,520,000	6,244,373

Sierra Pacific Power Co.
05/15/16	6.000%	7,485,000	8,662,563

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	48,775,000	51,626,351

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	3,560,000	4,163,181

Total			362,762,791

Entertainment 0.4%
Historic TW, Inc.
06/15/18	6.875%	3,670,000	4,624,879

Time Warner, Inc.
03/15/20	4.875%	5,115,000	5,974,591

Total			10,599,470

Environmental 1.9%
Waste Management, Inc.
03/15/18	6.100%	40,951,000	49,413,893
06/30/20	4.750%	2,850,000	3,255,082

Total			52,668,975

Food and Beverage 9.0%
ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	18,055,000	20,838,395
03/15/18	2.100%	37,460,000	37,521,996

Constellation Brands, Inc.
12/15/14	8.375%	3,782,000	4,216,930
05/15/17	7.250%	3,565,000	4,197,788

Diageo Capital PLC
07/15/20	4.828%	1,480,000	1,742,349

General Mills, Inc.(b)
10/15/14	6.190%	56,835,000	62,818,589

Heineken NV Senior Notes(a)
10/01/17	1.400%	33,473,000	33,371,945

Kraft Foods Group, Inc. Senior Unsecured(a)
08/23/18	6.125%	29,877,000	36,682,281

Kraft Foods, Inc. Senior Unsecured
08/23/18	6.125%	4,974,000	6,114,702

SABMiller Holdings, Inc.(a)
01/15/17	2.450%	20,205,000	21,061,591

SABMiller PLC Senior Unsecured(a)
07/15/18	6.500%	13,180,000	16,381,941

Total			244,948,507

Gas Pipelines 15.4%
CenterPoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	24,415,000	29,318,582

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	43,543,000	50,458,804

Enterprise Products Operating LLC
01/31/19	6.500%	5,360,000	6,717,179
01/31/20	5.250%	9,119,000	10,835,925
09/01/20	5.200%	7,170,000	8,558,205

Gulfstream Natural Gas System LLC(a) Senior Unsecured
11/01/15	5.560%	6,460,000	7,164,166
06/01/16	6.950%	23,075,000	27,143,399

Kinder Morgan Energy Partners LP Senior Unsecured
02/15/18	5.950%	16,458,000	19,705,377
02/15/20	6.850%	8,590,000	10,822,859
09/15/20	5.300%	10,685,000	12,454,041

Midcontinent Express Pipeline LLC Senior Unsecured(a)
09/15/14	5.450%	39,550,000	41,433,292

NiSource Finance Corp.
09/15/17	5.250%	26,626,000	30,710,804
09/15/20	5.450%	8,825,000	10,370,240

Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	11,954,000	14,144,881
04/15/17	5.950%	16,875,000	19,659,025

Panhandle Eastern Pipeline Co. LP Senior Unsecured
08/15/13	6.050%	8,000,000	8,239,160
11/01/17	6.200%	20,160,000	24,123,738

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
09/15/15	3.950%	19,082,000	20,561,179
01/15/20	5.750%	8,449,000	10,212,315

Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	1,174,000	1,259,115

Rockies Express Pipeline LLC Senior Unsecured(a)
04/15/15	3.900%	26,995,000	26,860,025

Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	9,953,000	11,695,014

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	16,837,000	19,490,023

Total			421,937,348

Health Care 2.5%
AmerisourceBergen Corp.
09/15/15	5.875%	1,767,000	2,000,893

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	2,910,000	3,302,547

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	109

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Express Scripts Holding Co.
05/15/16	3.125%	5,005,000	5,276,732

Hospira, Inc. Senior Unsecured
05/15/15	6.400%	28,322,000	31,543,338
03/30/17	6.050%	17,469,000	20,280,845

Medco Health Solutions, Inc. Senior Unsecured
09/15/15	2.750%	6,960,000	7,272,901

Total			69,677,256

Healthcare Insurance 1.7%
UnitedHealth Group, Inc. Senior Unsecured
10/15/15	0.850%	10,665,000	10,699,885

WellPoint, Inc. Senior Unsecured
01/15/16	5.250%	8,120,000	9,048,806
06/15/17	5.875%	23,415,000	27,790,866

Total			47,539,557

Independent Energy 4.8%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	15,593,000	17,949,586

Berry Petroleum Co. Senior Unsecured
06/01/14	10.250%	3,320,000	3,676,900

Continental Resources, Inc.
10/01/19	8.250%	9,216,000	10,321,920

Denbury Resources, Inc.
03/01/16	9.750%	1,055,000	1,118,300

Encore Acquisition Co.
05/01/16	9.500%	9,130,000	9,814,750

Forest Oil Corp.
02/15/14	8.500%	15,896,000	16,849,760

Marathon Oil Corp. Senior Unsecured
11/01/15	0.900%	27,525,000	27,547,185

Pioneer Natural Resources Co.
07/15/16	5.875%	6,870,000	7,789,824

Woodside Finance Ltd.(a)
11/10/14	4.500%	33,190,000	35,105,408

Total			130,173,633

Integrated Energy 0.1%
Petro-Canada Senior Unsecured
05/15/18	6.050%	2,355,000	2,863,956

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Life Insurance 3.8%
Hartford Financial Services Group, Inc. Senior Unsecured
10/15/17	4.000%	38,197,000	41,726,479

MetLife, Inc. Senior Unsecured
12/15/17	1.756%	10,655,000	10,822,742

Principal Financial Group, Inc.
11/15/17	1.850%	4,830,000	4,855,556

Prudential Covered Trust Secured(a)
09/30/15	2.997%	15,326,350	15,893,609

Prudential Financial, Inc.
06/21/20	5.375%	14,635,000	17,108,739

Senior Unsecured
12/01/17	6.000%	10,882,000	13,057,116

Total			103,464,241

Media Cable 2.9%
Comcast Corp.
02/15/18	5.875%	16,636,000	20,047,228

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	42,460,000	43,492,500

DISH DBS Corp.
02/01/16	7.125%	1,541,000	1,725,920

Time Warner Cable, Inc.
07/01/18	6.750%	3,725,000	4,653,207
02/01/20	5.000%	9,000,000	10,482,586

Total			80,401,441

Media Non-Cable 5.4%
BSKYB Finance UK PLC(a)
10/15/15	5.625%	30,965,000	34,663,150

British Sky Broadcasting Group PLC(a)
02/15/18	6.100%	19,669,000	23,502,292

NBCUniversal Media LLC Senior Unsecured
04/30/20	5.150%	31,323,000	37,132,007

Scripps Networks Interactive, Inc. Senior Unsecured
12/15/16	2.700%	4,975,000	5,209,750

TCM Sub LLC(a)
01/15/15	3.550%	43,720,000	45,881,103

Total			146,388,302

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Non-Captive Diversified 1.9%
General Electric Capital Corp. Senior Unsecured
04/27/17	2.300%	25,345,000	26,279,749
11/20/17	1.600%	13,600,000	13,608,827
05/04/20	5.550%	10,755,000	12,785,307

Total			52,673,883

Oil Field Services 0.9%
Noble Holding International Ltd.
03/01/16	3.050%	3,005,000	3,135,345
03/15/17	2.500%	11,397,000	11,762,126

Weatherford International Ltd.
02/15/16	5.500%	8,985,000	9,897,166

Total			24,794,637

Pharmaceuticals 0.7%
AbbVie, Inc.(a)
11/06/18	2.000%	19,865,000	20,121,755

Property & Casualty 2.9%
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	16,085,000	17,463,195
08/15/16	6.500%	24,901,000	28,728,906

Liberty Mutual Group, Inc. Senior Unsecured(a)
08/15/16	6.700%	29,635,000	33,861,662

Total			80,053,763

Railroads 4.5%
Burlington Northern Santa Fe LLC Senior Unsecured
03/15/18	5.750%	2,340,000	2,830,946
10/01/19	4.700%	4,535,000	5,227,753

CSX Corp. Senior Unsecured
05/01/17	5.600%	4,075,000	4,760,162
03/15/18	6.250%	38,784,000	47,279,054
10/30/20	3.700%	6,785,000	7,337,163

Canadian Pacific Railway Co. Senior Unsecured
05/15/18	6.500%	6,621,000	8,029,843

Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	12,935,000	15,447,740
06/15/19	5.900%	1,525,000	1,858,862

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	10,388,000	12,607,168
02/15/20	6.125%	13,730,000	17,199,255

Total			122,577,946

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Refining 1.0%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	15,550,000	16,553,115

Valero Energy Corp.
02/01/15	4.500%	9,455,000	10,113,304

Total			26,666,419

Restaurants 1.0%
Yum! Brands, Inc. Senior Unsecured
03/15/18	6.250%	21,809,000	26,513,398

Supermarkets 1.1%
Safeway, Inc. Senior Unsecured
12/01/16	3.400%	29,482,000	30,446,563

Technology 1.5%
Hewlett-Packard Co. Senior Unsecured
09/15/17	2.600%	42,125,000	41,036,321

Transportation Services 1.5%
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	33,683,000	40,682,290

Wireless 0.1%
CC Holdings GS V LLC Senior Secured(a)
12/15/17	2.381%	2,610,000	2,622,760

Wirelines 3.4%
AT&T, Inc. Senior Unsecured
12/01/17	1.400%	51,440,000	51,449,671
02/15/19	5.800%	5,150,000	6,319,225

CenturyLink, Inc. Senior Unsecured
03/15/22	5.800%	8,135,000	8,599,728

Frontier Communications Corp. Senior Unsecured
01/15/13	6.250%	9,353,000	9,353,000

Verizon Communications, Inc. Senior Unsecured
11/02/15	0.700%	15,920,000	15,922,353

Total			91,643,977

Total Corporate Bonds & Notes
(Cost: $2,348,875,764)			2,414,211,111

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	111

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

U.S. Treasury Obligations 6.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury
10/31/13	2.750%	173,435,000	177,113,730
09/30/17	0.625%	9,185,000	9,168,495

Total U.S. Treasury Obligations
(Cost: $186,216,351)			186,282,225

Money Market Funds 3.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(c)(d)	104,424,305	104,424,305

Total Money Market Funds
(Cost: $104,424,305)		104,424,305

Total Investments
(Cost: $2,639,516,420)		2,704,917,641

Other Assets & Liabilities, Net		26,679,779

Net Assets		2,731,597,420

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $4,970,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(700)	(154,328,125)	April 2013	—	(55,741)

U.S. Treasury Note, 5-year	(4,950)	(615,849,597)	April 2013	340,659	—

U.S. Treasury Note, 10-year	(1,900)	(252,284,375)	March 2013	828,400	—

Total		(1,022,462,097)		1,169,059	(55,741)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $477,895,870 or 17.50% of net assets.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $62,818,589, which represents 2.30% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	46,675,192	1,692,026,745	(1,634,277,632)	104,424,305	265,366	104,424,305

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Food & Beverage	—	182,129,918	62,818,589	244,948,507

All Other Industries	—	2,169,262,604	—	2,169,262,604

U.S. Treasury Obligations	186,282,225	—	—	186,282,225

Total Bonds	186,282,225	2,351,392,522	62,818,589	2,600,493,336

Other

Money Market Funds	104,424,305	—	—	104,424,305

Total Other	104,424,305	—	—	104,424,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	113

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	290,706,530	2,351,392,522	62,818,589	2,704,917,641

Derivatives
Assets

Futures Contracts	1,169,059	—	—	1,169,059
Liabilities

Futures Contracts	(55,741)	—	—	(55,741)

Total	291,819,848	2,351,392,522	62,818,589	2,706,030,959

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of December 31, 2011	—

Accrued discounts/premiums	(576,258)

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	521,909

Sales	—

Purchases	62,872,938

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	62,818,589

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $521,909.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 27.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.3%
Bombardier, Inc. Senior Unsecured(a)
03/15/22	5.750%	800,000	822,000

L-3 Communications Corp.
07/15/20	4.750%	1,040,000	1,159,221

Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	2,450,000	2,762,547

Northrop Grumman Corp. Senior Unsecured
08/01/14	3.700%	500,000	523,082

Raytheon Co.
Senior Unsecured
02/15/20	4.400%	1,200,000	1,373,347
12/15/22	2.500%	1,700,000	1,676,917

Total			8,317,114

Automotive 0.6%
American Honda Finance Corp.(a)
09/11/17	1.500%	820,000	819,773

Senior Unsecured
09/21/15	2.500%	2,500,000	2,607,025

Daimler Finance North America LLC(a)
07/31/15	1.300%	2,290,000	2,303,293
09/15/16	2.625%	2,480,000	2,576,750

Ford Motor Credit Co. LLC
Senior Unsecured
10/01/13	7.000%	450,000	470,295
09/15/15	5.625%	1,340,000	1,467,346
05/15/18	5.000%	2,250,000	2,482,731
08/02/21	5.875%	2,070,000	2,410,594

Nissan Motor Acceptance Corp. Senior Unsecured(a)
01/30/13	3.250%	1,000,000	1,001,883

Total			16,139,690

Banking 5.8%
American Express Centurion Bank
09/13/17	6.000%	3,000,000	3,626,943

American Express Credit Corp.
Senior Unsecured
09/15/15	2.750%	2,730,000	2,862,083
03/24/17	2.375%	1,000,000	1,046,317

BB&T Corp.
Senior Unsecured
04/30/14	5.700%	722,000	769,510
03/15/16	3.200%	1,010,000	1,074,989

Bank of America Corp.
Senior Unsecured
05/01/13	4.900%	1,960,000	1,986,740

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

04/01/15	4.500%	2,330,000	2,483,608
08/01/16	6.500%	3,450,000	3,983,919
07/01/20	5.625%	2,670,000	3,156,855
01/24/22	5.700%	5,910,000	7,107,065

Bank of America NA Subordinated Notes
03/15/17	5.300%	4,145,000	4,661,923

Bank of Nova Scotia Senior Unsecured
01/12/17	2.550%	1,180,000	1,241,648

Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	600,000	812,458

Capital One Financial Corp.
Senior Unsecured
03/23/15	2.150%	1,370,000	1,398,415
11/06/15	1.000%	990,000	986,656
07/15/21	4.750%	1,650,000	1,902,717

Citigroup, Inc.
Senior Unsecured
01/15/15	6.010%	6,110,000	6,676,489
05/19/15	4.750%	2,000,000	2,156,072
01/10/17	4.450%	1,890,000	2,093,742
05/15/18	6.125%	5,930,000	7,106,577
01/14/22	4.500%	2,230,000	2,474,270
Subordinated Notes
02/15/17	5.500%	880,000	975,509

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect Bank Guaranteed
01/19/17	3.375%	1,340,000	1,439,543

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Bank Guaranteed
02/08/22	3.875%	2,190,000	2,356,712

Credit Suisse
Senior Unsecured
05/01/14	5.500%	1,560,000	1,659,829
03/23/15	3.500%	3,000,000	3,163,641

Deutsche Bank AG Senior Unsecured
08/18/14	3.875%	2,000,000	2,099,380

Fifth Third Bancorp Senior Unsecured
05/01/13	6.250%	1,780,000	1,813,797

Goldman Sachs Group, Inc. (The)
Senior Unsecured
01/15/15	5.125%	3,950,000	4,243,426
05/03/15	3.300%	370,000	385,635
08/01/15	3.700%	1,570,000	1,656,962
02/07/16	3.625%	5,400,000	5,716,024
03/15/20	5.375%	4,300,000	4,927,929
01/24/22	5.750%	3,100,000	3,664,857
02/01/41	6.250%	960,000	1,177,844

HSBC Bank PLC Senior Notes(a)
06/28/15	3.500%	1,660,000	1,761,435

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	115

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

HSBC Holdings PLC
Senior Unsecured
04/05/21	5.100%	1,170,000	1,381,631
Subordinated Notes
06/01/38	6.800%	750,000	959,149

ING Bank NV(a)
09/25/15	2.000%	840,000	846,216

JPMorgan Chase & Co.
Senior Unsecured
03/01/16	3.450%	1,090,000	1,157,592
07/05/16	3.150%	5,000,000	5,297,250
10/02/17	6.400%	900,000	1,080,898
01/15/18	6.000%	2,875,000	3,441,913
03/25/20	4.950%	800,000	927,921
10/15/20	4.250%	2,470,000	2,746,954
05/10/21	4.625%	750,000	855,127

JPMorgan Chase Bank NA Subordinated Notes
06/13/16	5.875%	4,270,000	4,869,615

Morgan Stanley
04/01/18	6.625%	2,930,000	3,453,225
Senior Unsecured
04/28/15	6.000%	2,800,000	3,049,782
03/22/17	4.750%	3,240,000	3,534,714
09/23/19	5.625%	2,150,000	2,424,140
01/25/21	5.750%	1,300,000	1,484,646
Subordinated Notes
11/01/22	4.875%	520,000	538,405

Northern Trust Co. (The) Subordinated Notes
08/15/18	6.500%	1,090,000	1,349,594

PNC Bank NA Subordinated Notes
12/07/17	6.000%	2,700,000	3,249,941

PNC Funding Corp. Bank Guaranteed
02/08/15	3.625%	660,000	698,682

Rabobank
11/09/22	3.950%	1,000,000	1,024,034

Royal Bank of Scotland PLC (The) Bank Guaranteed
03/16/16	4.375%	4,500,000	4,869,045

SunTrust Banks, Inc. Senior Unsecured
04/15/16	3.600%	300,000	320,444

Toronto-Dominion Bank (The)
Senior Unsecured
07/14/16	2.500%	1,000,000	1,052,048
10/19/16	2.375%	1,800,000	1,891,501

U.S. Bancorp
06/14/13	2.000%	670,000	674,690
02/01/16	3.442%	1,190,000	1,253,140
Senior Unsecured
03/15/22	3.000%	740,000	769,620

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Subordinated Notes
07/15/22	2.950%	630,000	636,442

UBS AG Senior Unsecured
12/20/17	5.875%	4,140,000	4,927,672

Wachovia Bank NA Subordinated Notes
02/01/37	5.850%	850,000	1,054,604

Wells Fargo & Co.
Senior Unsecured
07/01/15	1.500%	830,000	844,300
05/08/17	2.100%	3,460,000	3,577,197
12/11/17	5.625%	560,000	667,914
04/01/21	4.600%	1,350,000	1,552,825
03/08/22	3.500%	70,000	74,666

Wells Fargo & Co.(b)
Senior Unsecured
06/15/16	3.676%	1,430,000	1,545,979

Total			166,735,035

Brokerage —%
Jefferies Group, Inc. Senior Unsecured
04/13/18	5.125%	1,300,000	1,365,000

Building Materials —%
Owens Corning
12/15/22	4.200%	1,000,000	1,016,985

Chemicals 0.7%
Ashland, Inc.(a)
08/15/22	4.750%	1,000,000	1,040,000

CF Industries, Inc.
05/01/18	6.875%	2,350,000	2,861,125
05/01/20	7.125%	1,040,000	1,305,200

Dow Chemical Co. (The)
Senior Unsecured
02/15/15	5.900%	2,760,000	3,044,909
02/15/16	2.500%	1,150,000	1,194,659
11/15/20	4.250%	1,020,000	1,133,947

Eastman Chemical Co.
Senior Unsecured
06/01/17	2.400%	1,790,000	1,849,505
08/15/22	3.600%	2,000,000	2,094,646

Ecolab, Inc. Senior Unsecured
12/08/16	3.000%	1,120,000	1,190,240
12/08/21	4.350%	2,880,000	3,214,602

Total			18,928,833

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Construction Machinery 0.2%
Caterpillar Financial Services Corp. Senior Unsecured
06/01/22	2.850%	2,000,000	2,045,512

Deere & Co.
Senior Unsecured
10/16/29	5.375%	1,450,000	1,856,180
06/09/42	3.900%	1,250,000	1,277,560

John Deere Capital Corp. Senior Unsecured
06/17/13	1.875%	1,000,000	1,007,039

Total			6,186,291

Consumer Cyclical Services 0.1%
Corrections Corp. of America
06/01/17	7.750%	2,950,000	3,134,375

Consumer Products 0.2%
Clorox Co. (The) Senior Unsecured
09/15/22	3.050%	840,000	866,074

Jarden Corp.
05/01/16	8.000%	2,350,000	2,496,875

Procter & Gamble Co. (The) Senior Unsecured
08/15/16	1.450%	2,000,000	2,037,902

Total			5,400,851

Diversified Manufacturing 0.5%
General Electric Co.
Senior Unsecured
02/01/13	5.000%	3,000,000	3,011,360
12/06/17	5.250%	2,300,000	2,712,043
10/09/22	2.700%	1,240,000	1,263,940
10/09/42	4.125%	1,000,000	1,028,648

United Technologies Corp.
Senior Unsecured
02/01/19	6.125%	1,250,000	1,557,784
06/01/22	3.100%	1,000,000	1,058,988
04/15/40	5.700%	1,420,000	1,825,856
06/01/42	4.500%	2,410,000	2,677,898

Total			15,136,517

Electric 1.3%
AES Corp. Senior Unsecured
10/15/17	8.000%	1,680,000	1,940,400

CMS Energy Corp. Senior Unsecured
06/15/19	8.750%	2,300,000	2,998,625

CenterPoint Energy Houston Electric LLC
08/01/42	3.550%	760,000	723,290

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cleveland Electric Illuminating Co. (The) Senior Unsecured
04/01/17	5.700%	571,000	644,959

Constellation Energy Group, Inc.
12/01/20	5.150%	1,400,000	1,600,368

Consumers Energy Co. 1st Mortgage
05/15/22	2.850%	490,000	506,474

DPL, Inc. Senior Unsecured
10/15/16	6.500%	1,000,000	1,057,500

Dominion Resources, Inc.
Senior Unsecured
06/15/18	6.400%	1,880,000	2,336,276
09/15/22	2.750%	1,240,000	1,250,942
08/01/41	4.900%	1,770,000	1,999,288

Duke Energy Carolinas LLC
11/15/18	7.000%	700,000	916,067

Duke Energy Corp.
Senior Unsecured
09/15/14	3.950%	3,000,000	3,159,165
09/15/21	3.550%	1,990,000	2,097,235

Edison International Senior Unsecured
09/15/17	3.750%	1,200,000	1,301,255

Exelon Generation Co. LLC Senior Unsecured
10/01/19	5.200%	1,370,000	1,553,089

FirstEnergy Solutions Corp.
08/15/21	6.050%	1,150,000	1,316,196

Florida Power Corp.
11/15/42	3.850%	1,240,000	1,202,659

1st Mortgage
09/15/37	6.350%	1,000,000	1,342,755

Georgia Power Co. Senior Unsecured
03/15/42	4.300%	700,000	734,212

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	510,000	534,225

Niagara Mohawk Power Corp. Senior Unsecured(a)
08/15/19	4.881%	700,000	817,491

Northern States Power Co. 1st Mortgage
08/15/42	3.400%	760,000	716,026

PacifiCorp 1st Mortgage
01/15/39	6.000%	1,000,000	1,326,770

Pacific Gas & Electric Co.
Senior Unsecured
03/01/37	5.800%	990,000	1,224,768
04/15/42	4.450%	530,000	565,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	117

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Progress Energy, Inc. Senior Unsecured
04/01/22	3.150%	900,000	911,093

Public Service Co. of Colorado 1st Mortgage
08/15/41	4.750%	480,000	549,598

San Diego Gas & Electric Co. 1st Mortgage
08/15/21	3.000%	2,050,000	2,170,450

Southern Power Co. Senior Unsecured
09/15/41	5.150%	500,000	563,049

Xcel Energy, Inc. Senior Unsecured
09/15/41	4.800%	540,000	605,956

Total			38,665,939

Entertainment 0.5%
Time Warner, Inc.
07/15/15	3.150%	1,530,000	1,616,248
03/15/20	4.875%	2,000,000	2,336,106
05/01/32	7.700%	1,500,000	2,097,265
06/15/42	4.900%	1,000,000	1,072,747

Viacom, Inc.
Senior Unsecured
09/15/14	4.375%	1,560,000	1,652,843
03/01/21	4.500%	1,330,000	1,496,372
06/15/22	3.125%	1,270,000	1,300,226

Walt Disney Co. (The) Senior Unsecured
12/01/22	2.350%	1,500,000	1,513,778

Total			13,085,585

Environmental 0.3%
Republic Services, Inc.
09/15/19	5.500%	390,000	462,179
03/01/20	5.000%	770,000	892,957
06/01/22	3.550%	1,200,000	1,254,460

Waste Management, Inc.
09/01/16	2.600%	2,580,000	2,702,728
06/30/20	4.750%	2,000,000	2,284,268

Total			7,596,592

Food and Beverage 1.3%
Anheuser-Busch InBev Worldwide, Inc.
11/15/14	5.375%	400,000	434,217
01/15/19	7.750%	3,900,000	5,208,898
01/15/20	5.375%	1,900,000	2,312,365
07/15/22	2.500%	2,890,000	2,908,091

Coca-Cola Co. (The) Senior Unsecured
09/01/16	1.800%	1,970,000	2,034,715

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Dr. Pepper Snapple Group, Inc.
01/15/16	2.900%	800,000	842,940
11/15/21	3.200%	1,220,000	1,263,193

General Mills, Inc. Senior Unsecured
12/15/21	3.150%	1,330,000	1,390,234

Kellogg Co. Senior Unsecured
05/30/16	4.450%	1,000,000	1,106,228

Kraft Foods Group, Inc.(a)
Senior Unsecured
08/23/18	6.125%	844,000	1,036,243
06/04/42	5.000%	1,260,000	1,416,869

Mead Johnson Nutrition Co.
Senior Unsecured
11/01/14	3.500%	1,500,000	1,566,743
11/01/39	5.900%	400,000	484,994

Mondelez International, Inc.
Senior Unsecured
02/01/18	6.125%	298,000	362,598
02/10/20	5.375%	897,000	1,082,913
02/09/40	6.500%	1,500,000	2,015,004

PepsiCo, Inc.
Senior Unsecured
08/25/21	3.000%	1,680,000	1,778,996
11/01/40	4.875%	450,000	526,278
08/13/42	3.600%	1,020,000	993,820

Pernod-Ricard SA(a)
Senior Unsecured
01/15/17	2.950%	1,850,000	1,945,693
01/15/22	4.450%	540,000	597,228

SABMiller Holdings, Inc.(a)
01/15/17	2.450%	3,300,000	3,439,903
01/15/22	3.750%	1,480,000	1,598,150

SABMiller PLC Senior Unsecured(a)
08/15/13	5.500%	830,000	853,379

Tyson Foods, Inc.
04/01/16	6.600%	1,250,000	1,432,431

Total			38,632,123

Gaming —%
International Game Technology Senior Unsecured
06/15/20	5.500%	1,000,000	1,083,333

Gas Distributors 0.1%
Sempra Energy
Senior Unsecured
06/01/16	6.500%	1,205,000	1,412,684
02/15/19	9.800%	1,000,000	1,400,133

Total			2,812,817

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gas Pipelines 1.2%
El Paso LLC
06/01/18	7.250%	2,200,000	2,541,000

El Paso Pipeline Partners Operating Co. LLC
04/01/20	6.500%	1,640,000	1,999,700

Enbridge Energy Partners LP Senior Unsecured
03/15/20	5.200%	1,620,000	1,827,253

Energy Transfer Partners LP
Senior Unsecured
02/01/22	5.200%	753,000	858,956
02/01/42	6.500%	900,000	1,101,903

Enterprise Products Operating LLC
06/01/15	3.700%	1,000,000	1,062,651
09/01/20	5.200%	2,550,000	3,043,713
02/01/41	5.950%	1,590,000	1,919,559
02/15/43	4.450%	1,000,000	1,012,507

Kinder Morgan Energy Partners LP
Senior Unsecured
02/15/20	6.850%	2,085,000	2,626,969
09/15/20	5.300%	900,000	1,049,007
09/01/22	3.950%	700,000	748,479
09/01/39	6.500%	1,650,000	2,027,924

Magellan Midstream Partners LP Senior Unsecured
07/15/19	6.550%	1,480,000	1,829,600

NiSource Finance Corp.
12/01/21	4.450%	760,000	832,217
02/15/43	5.250%	770,000	815,050

Plains All American Pipeline LP/Finance Corp.
Senior Unsecured
09/15/15	3.950%	1,280,000	1,379,222
05/01/19	8.750%	850,000	1,156,350
06/01/22	3.650%	1,500,000	1,587,966

TransCanada PipeLines Ltd Senior Unsecured
08/01/22	2.500%	1,500,000	1,503,037

Williams Companies, Inc. (The) Senior Unsecured
01/15/23	3.700%	1,250,000	1,260,817

Williams Partners LP
Senior Unsecured
02/15/15	3.800%	250,000	264,347
11/15/20	4.125%	1,920,000	2,084,886
08/15/22	3.350%	1,270,000	1,291,326

Total			35,824,439

Health Care 0.7%
Covidien International Finance SA
06/15/13	1.875%	2,000,000	2,013,240
06/15/22	3.200%	740,000	774,704

Express Scripts Holding Co.
06/15/19	7.250%	3,493,000	4,479,375

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Express Scripts Holding Co.(a)
02/15/17	2.650%	4,150,000	4,313,464

HCA, Inc. Senior Secured
02/15/20	7.875%	2,370,000	2,636,625

NYU Hospitals Center Secured
07/01/42	4.428%	1,000,000	970,810

Thermo Fisher Scientific, Inc.
Senior Unsecured
01/15/18	1.850%	770,000	780,544
08/15/21	3.600%	2,290,000	2,435,484

Universal Health Services, Inc. Senior Secured
06/30/16	7.125%	1,860,000	2,120,400

Total			20,524,646

Healthcare Insurance 0.1%
Aetna, Inc. Senior Unsecured
11/15/22	2.750%	1,400,000	1,388,474

WellPoint, Inc.
Senior Unsecured
05/15/22	3.125%	1,000,000	1,010,445
08/15/40	5.800%	500,000	586,797

Total			2,985,716

Home Construction —%
Toll Brothers Finance Corp.
11/01/19	6.750%	675,000	802,383

Independent Energy 1.0%
Anadarko Petroleum Corp.
Senior Unsecured
09/15/16	5.950%	2,800,000	3,223,167
09/15/36	6.450%	820,000	1,027,269

Apache Corp.
Senior Unsecured
01/15/23	2.625%	1,800,000	1,796,623
04/15/43	4.750%	700,000	762,025

ConocoPhillips
02/01/19	5.750%	2,000,000	2,459,842

ConocoPhillips Co.
12/15/22	2.400%	1,400,000	1,395,554

ConocoPhillips Holding Co. Senior Unsecured
04/15/29	6.950%	1,330,000	1,854,250

Devon Energy Corp.
Senior Unsecured
05/15/17	1.875%	700,000	713,600
07/15/41	5.600%	1,810,000	2,150,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	119

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

EOG Resources, Inc. Senior Unsecured
06/01/19	5.625%	750,000	920,611

Hess Corp. Senior Unsecured
01/15/40	6.000%	940,000	1,146,740

Newfield Exploration Co.
Senior Subordinated Notes
02/01/20	6.875%	1,400,000	1,498,000
Senior Unsecured
07/01/24	5.625%	780,000	842,400

Nexen, Inc. Senior Unsecured
07/30/19	6.200%	1,840,000	2,259,638

Noble Energy, Inc. Senior Unsecured
12/15/21	4.150%	2,140,000	2,362,432

Occidental Petroleum Corp. Senior Unsecured
02/15/23	2.700%	1,500,000	1,530,559

Pioneer Natural Resources Co. Senior Unsecured
07/15/22	3.950%	1,250,000	1,309,845

Talisman Energy, Inc. Senior Unsecured
06/01/19	7.750%	1,900,000	2,448,889

Total			29,701,447

Integrated Energy 0.5%
BP Capital Markets PLC
03/11/16	3.200%	1,230,000	1,312,069
05/05/17	1.846%	900,000	920,047
10/01/20	4.500%	1,000,000	1,152,461

Cenovus Energy, Inc. Senior Unsecured
09/15/14	4.500%	1,000,000	1,060,920

Shell International Finance BV
09/22/15	3.250%	1,225,000	1,308,448
08/21/22	2.375%	1,440,000	1,446,738
08/21/42	3.625%	1,650,000	1,635,422

Suncor Energy, Inc.
Senior Unsecured
06/01/18	6.100%	1,753,000	2,138,341
06/01/39	6.850%	470,000	643,817

Total			11,618,263

Life Insurance 0.9%
American International Group, Inc.
Senior Unsecured
01/16/18	5.850%	5,630,000	6,655,769
06/01/22	4.875%	2,420,000	2,762,723

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hartford Financial Services Group, Inc.
Senior Unsecured
10/15/16	5.500%	990,000	1,108,093
03/15/18	6.300%	1,130,000	1,346,257
04/15/22	5.125%	1,240,000	1,430,774

ING U.S., Inc.(a)
07/15/22	5.500%	760,000	821,450

Lincoln National Corp. Senior Unsecured
02/15/20	6.250%	2,040,000	2,440,860

MetLife, Inc.
Senior Unsecured
06/01/16	6.750%	1,750,000	2,072,605
12/15/17	1.756%	1,040,000	1,056,373
08/13/42	4.125%	1,020,000	1,020,137

Principal Financial Group, Inc.
09/15/22	3.300%	750,000	760,822

Prudential Financial, Inc.
06/15/19	7.375%	1,460,000	1,854,004
06/21/20	5.375%	1,270,000	1,484,667
Senior Unsecured
12/14/36	5.700%	510,000	580,908
05/12/41	5.625%	730,000	832,140

Total			26,227,582

Lodging 0.1%
Host Hotels & Resorts LP Senior Unsecured
10/01/21	6.000%	660,000	757,350

Wyndham Worldwide Corp.
Senior Unsecured
12/01/16	6.000%	12,000	13,572
03/01/17	2.950%	1,150,000	1,175,952

Total			1,946,874

Media Cable 1.0%
Comcast Corp.
03/15/16	5.900%	2,500,000	2,872,335
11/15/35	6.500%	2,120,000	2,720,062
05/15/38	6.400%	1,300,000	1,644,909

DIRECTV Holdings LLC/Financing Co., Inc.
10/01/14	4.750%	1,500,000	1,601,580
03/01/21	5.000%	1,900,000	2,131,382
03/15/22	3.800%	660,000	680,892

DISH DBS Corp.
10/01/13	7.000%	650,000	676,000
02/01/16	7.125%	2,510,000	2,811,200
07/15/17	4.625%	1,090,000	1,136,325
06/01/21	6.750%	720,000	820,800

Time Warner Cable, Inc.
07/01/18	6.750%	3,710,000	4,634,469
09/15/42	4.500%	1,510,000	1,472,623

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Virgin Media Finance PLC
02/15/22	4.875%	1,100,000	1,124,750

Virgin Media Secured Finance PLC Senior Secured
01/15/18	6.500%	3,580,000	3,852,975

Total			28,180,302

Media Non-Cable 0.7%
CBS Corp.
07/01/42	4.850%	1,240,000	1,290,580

Discovery Communications LLC
08/15/19	5.625%	1,350,000	1,612,490

IAC/InterActiveCorp(a)
12/15/22	4.750%	750,000	746,250

Interpublic Group of Companies, Inc. (The) Senior Unsecured
07/15/17	10.000%	1,500,000	1,638,750

Lamar Media Corp.
04/01/14	9.750%	1,500,000	1,642,500

NBCUniversal Media LLC
Senior Unsecured
04/30/20	5.150%	4,020,000	4,765,529
04/01/21	4.375%	2,080,000	2,336,551
01/15/23	2.875%	1,000,000	1,004,255

News America, Inc.
08/15/39	6.900%	1,590,000	2,081,736

News America, Inc.(a)
09/15/22	3.000%	2,000,000	2,009,002

Omnicom Group, Inc.
05/01/22	3.625%	480,000	500,025

Total			19,627,668

Metals 0.5%
AngloGold Ashanti Holdings PLC
04/15/20	5.375%	720,000	743,084

ArcelorMittal Senior Unsecured
08/05/20	5.750%	1,345,000	1,347,705

Barrick North America Finance LLC
05/30/21	4.400%	1,450,000	1,590,125

Newmont Mining Corp.
03/15/22	3.500%	1,200,000	1,237,637
10/01/39	6.250%	1,060,000	1,276,605

Peabody Energy Corp.
11/01/16	7.375%	630,000	721,350

Rio Tinto Finance USA Ltd.
11/02/20	3.500%	680,000	720,811

Teck Resources Ltd.
01/15/17	3.150%	1,000,000	1,048,070

Vale Overseas Ltd.
09/15/19	5.625%	3,240,000	3,683,903
09/15/20	4.625%	1,650,000	1,782,372

Total			14,151,662

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Non-Captive Consumer 0.1%
HSBC Finance Corp. Senior Unsecured
07/15/13	4.750%	600,000	612,522

SLM Corp.
Senior Notes
01/25/16	6.250%	1,110,000	1,207,125
Senior Unsecured
10/01/13	5.000%	1,750,000	1,791,563

Total			3,611,210

Non-Captive Diversified 0.9%
General Electric Capital Corp.
Senior Secured
12/11/19	2.100%	440,000	441,244
Senior Unsecured
11/14/14	3.750%	4,000,000	4,217,828
11/09/15	2.250%	2,000,000	2,065,430
04/27/17	2.300%	970,000	1,005,774
09/15/17	5.625%	2,000,000	2,359,444
08/07/19	6.000%	5,200,000	6,326,128
09/16/20	4.375%	2,820,000	3,147,250
10/17/21	4.650%	2,690,000	3,069,387
01/14/38	5.875%	900,000	1,085,627
Subordinated Notes
02/11/21	5.300%	1,460,000	1,694,742

International Lease Finance Corp.
Senior Unsecured
04/01/15	4.875%	400,000	414,032
05/15/16	5.750%	680,000	716,780

Total			26,543,666

Oil Field Services 0.3%
Ensco PLC
Senior Unsecured
03/15/16	3.250%	1,630,000	1,728,445
03/15/21	4.700%	1,560,000	1,755,557

FMC Technologies, Inc. Senior Unsecured
10/01/17	2.000%	600,000	605,535

Transocean, Inc.
10/15/17	2.500%	2,030,000	2,051,356
11/15/20	6.500%	900,000	1,090,011
12/15/21	6.375%	530,000	644,113

Weatherford International Ltd.
03/01/19	9.625%	1,490,000	1,943,906

Total			9,818,923

Other Industry 0.1%
Catholic Health Initiatives
Secured
11/01/17	1.600%	495,000	499,711
11/01/22	2.950%	965,000	974,624

Total			1,474,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	121

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging 0.1%
Ball Corp.
09/01/16	7.125%	400,000	428,000
09/15/20	6.750%	1,760,000	1,940,400

Total			2,368,400

Paper 0.2%
Georgia-Pacific LLC(a)
11/01/20	5.400%	4,000,000	4,758,536

International Paper Co.
Senior Unsecured
02/15/22	4.750%	760,000	859,967
11/15/41	6.000%	730,000	864,416

Total			6,482,919

Pharmaceuticals 1.1%
AbbVie, Inc.(a)
11/06/17	1.750%	3,000,000	3,032,631
11/06/42	4.400%	700,000	744,194

Amgen, Inc.
Senior Unsecured
05/15/17	2.125%	3,000,000	3,107,823
06/01/17	5.850%	950,000	1,125,023
05/15/22	3.625%	270,000	290,154
02/01/39	6.400%	520,000	673,222

Bristol-Myers Squibb Co. Senior Unsecured
08/01/42	3.250%	1,000,000	915,435

Celgene Corp. Senior Unsecured
08/15/22	3.250%	1,250,000	1,274,230

Gilead Sciences, Inc. Senior Unsecured
12/01/21	4.400%	2,620,000	2,986,703

GlaxoSmithKline Capital PLC
05/08/22	2.850%	2,790,000	2,897,839

Merck & Co., Inc.
Senior Unsecured
09/15/22	2.400%	2,020,000	2,020,661
09/15/42	3.600%	300,000	295,995

Roche Holdings, Inc.(a)
03/01/19	6.000%	3,975,000	4,948,052
03/01/39	7.000%	1,670,000	2,516,249

Sanofi Senior Unsecured
03/29/21	4.000%	1,100,000	1,253,819

Teva Pharmaceutical Finance IV LLC
03/18/20	2.250%	340,000	343,603

Watson Pharmaceuticals, Inc. Senior Unsecured
08/15/14	5.000%	2,432,000	2,590,800

Total			31,016,433

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Property & Casualty 0.3%
Allstate Corp. (The)
Senior Unsecured
05/16/19	7.450%	2,500,000	3,278,425
01/15/42	5.200%	1,000,000	1,186,842

Berkshire Hathaway Finance Corp.
01/15/21	4.250%	1,195,000	1,371,065
05/15/22	3.000%	1,000,000	1,041,846

Berkshire Hathaway, Inc. Senior Unsecured
08/15/21	3.750%	540,000	594,840

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	1,430,000	1,558,539
05/01/42	6.500%	740,000	832,528

Total			9,864,085

Railroads 0.4%
Burlington Northern Santa Fe LLC
Senior Unsecured
09/01/20	3.600%	1,881,000	2,037,236
03/01/41	5.050%	700,000	794,662
09/15/41	4.950%	1,500,000	1,691,787

CSX Corp.
Senior Unsecured
03/15/13	5.750%	1,000,000	1,010,306
06/01/21	4.250%	470,000	527,109
05/30/42	4.750%	1,280,000	1,378,300

Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	1,280,000	1,528,651

Union Pacific Corp.
Senior Unsecured
01/15/23	2.950%	1,000,000	1,033,924
09/15/41	4.750%	1,000,000	1,121,700

Total			11,123,675

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	1,500,000	1,596,764

Phillips 66
04/01/22	4.300%	1,760,000	1,966,657

Tesoro Corp.
10/01/22	5.375%	500,000	532,500

Total			4,095,921

REITs 1.1%
BRE Properties, Inc. Senior Unsecured
01/15/23	3.375%	1,000,000	989,828

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Boston Properties LP
Senior Unsecured
06/01/15	5.000%	755,000	824,791
02/01/23	3.850%	1,700,000	1,785,823

DDR Corp. Senior Unsecured
04/15/18	4.750%	3,680,000	4,078,445

Digital Realty Trust LP
07/15/15	4.500%	1,000,000	1,064,006

Essex Portfolio LP(a)
08/15/22	3.625%	1,290,000	1,287,781

HCP, Inc.
Senior Unsecured
02/01/16	3.750%	2,150,000	2,281,866
02/01/20	2.625%	2,000,000	1,992,194

Health Care REIT, Inc.
Senior Unsecured
03/15/18	2.250%	1,230,000	1,228,964
03/15/23	3.750%	2,170,000	2,174,023

ProLogis LP
06/01/13	6.300%	1,100,000	1,120,763
12/01/19	6.625%	400,000	476,618
03/15/20	6.875%	240,000	290,530

Reckson Operating Partnership LP Senior Unsecured
03/31/16	6.000%	670,000	734,610

SL Green Realty Corp./Operating Partnership/Reckson Senior Unsecured
03/15/20	7.750%	1,615,000	2,008,110

Simon Property Group LP
Senior Unsecured
12/01/15	5.750%	750,000	844,833
02/01/20	5.650%	1,945,000	2,334,029

UDR, Inc.
06/01/18	4.250%	1,130,000	1,236,907

Ventas Realty LP/Capital Corp.
11/30/15	3.125%	1,995,000	2,103,195
02/15/18	2.000%	1,000,000	1,000,646
04/30/19	4.000%	1,000,000	1,074,942
06/01/21	4.750%	700,000	765,505

WEA Finance LLC(a)
05/10/21	4.625%	1,040,000	1,164,500

Total			32,862,909

Restaurants 0.1%
McDonald’s Corp. Senior Unsecured
03/01/18	5.350%	700,000	844,325

Yum! Brands, Inc. Senior Unsecured
11/01/21	3.750%	590,000	628,026

Total			1,472,351

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Retailers 0.6%
CVS Caremark Corp. Senior Unsecured
12/01/22	2.750%	3,400,000	3,412,651

Gap, Inc. (The) Senior Unsecured
04/12/21	5.950%	1,110,000	1,269,879

Home Depot, Inc. (The) Senior Unsecured
04/01/41	5.950%	2,490,000	3,362,175

Limited Brands, Inc. Senior Unsecured
07/15/17	6.900%	920,000	1,055,700

Lowe’s Companies, Inc. Senior Unsecured
04/15/42	4.650%	1,500,000	1,670,108

Macy’s Retail Holdings, Inc.
12/01/16	5.900%	438,000	514,656

Target Corp. Senior Unsecured
07/01/42	4.000%	760,000	780,808

Wal-Mart Stores, Inc.
Senior Unsecured
04/01/40	5.625%	3,500,000	4,539,630
04/15/41	5.625%	1,200,000	1,571,492

Total			18,177,099

Supermarkets 0.2%
Delhaize Group SA
06/15/17	6.500%	1,867,000	2,119,290

Kroger Co. (The)
08/15/17	6.400%	1,600,000	1,931,238

Safeway, Inc. Senior Unsecured
12/01/21	4.750%	1,060,000	1,092,113

Total			5,142,641

Technology 0.8%
Cisco Systems, Inc. Senior Unsecured
02/15/39	5.900%	830,000	1,080,204

Fidelity National Information Services, Inc.
03/15/22	5.000%	1,160,000	1,244,100

Hewlett-Packard Co. Senior Unsecured
09/15/17	2.600%	6,000,000	5,844,936

Intel Corp. Senior Unsecured
12/15/17	1.350%	2,000,000	1,999,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	123

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	4,350,000	4,520,829

Intuit, Inc. Senior Unsecured
03/15/17	5.750%	2,170,000	2,503,186

Jabil Circuit, Inc.
Senior Unsecured
07/15/16	7.750%	1,910,000	2,244,250
12/15/20	5.625%	720,000	799,200
09/15/22	4.700%	750,000	788,438

Oracle Corp. Senior Unsecured
10/15/22	2.500%	3,000,000	3,027,027

Total			24,051,592

Textile —%
Hanesbrands, Inc.
12/15/20	6.375%	590,000	649,000

Tobacco 0.2%
Altria Group, Inc.
08/06/19	9.250%	1,058,000	1,471,828
08/09/22	2.850%	2,730,000	2,701,414

Philip Morris International, Inc. Senior Unsecured
05/17/21	4.125%	1,870,000	2,113,910

Total			6,287,152

Wireless 0.9%
America Movil SAB de CV
03/30/20	5.000%	1,030,000	1,198,376
Senior Unsecured
07/16/22	3.125%	2,420,000	2,459,804

American Tower Corp.
Senior Unsecured
04/01/15	4.625%	2,300,000	2,444,806
03/15/22	4.700%	1,500,000	1,659,622

CC Holdings GS V LLC(a)
Senior Secured
12/15/17	2.381%	1,810,000	1,818,849
04/15/23	3.849%	1,100,000	1,119,042

Cellco Partnership/Verizon Wireless Capital LLC
Senior Unsecured
02/01/14	5.550%	2,400,000	2,519,386
11/15/18	8.500%	3,400,000	4,677,380

Crown Castle International Corp. Senior Unsecured(a)
01/15/23	5.250%	810,000	866,700

SBA Telecommunications, Inc.
08/15/19	8.250%	1,298,000	1,450,515

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Vodafone Group PLC
Senior Unsecured
12/16/13	5.000%	2,800,000	2,919,664
02/27/17	5.625%	2,170,000	2,546,395

Total			25,680,539

Wirelines 1.2%
AT&T, Inc.
Senior Unsecured
09/15/14	5.100%	1,000,000	1,074,199
08/15/21	3.875%	3,080,000	3,432,685
12/01/22	2.625%	1,500,000	1,502,467
02/15/39	6.550%	4,020,000	5,282,734
08/15/41	5.550%	540,000	648,067

British Telecommunications PLC Senior Unsecured
01/15/18	5.950%	3,265,000	3,901,822

CenturyLink, Inc.
Senior Unsecured
09/15/19	6.150%	1,505,000	1,652,072
03/15/22	5.800%	130,000	137,427
09/15/39	7.600%	860,000	892,682

Deutsche Telekom International Finance BV
08/20/18	6.750%	2,370,000	2,942,883

Deutsche Telekom International Finance BV(a)
03/06/17	2.250%	940,000	963,958

France Telecom SA Senior Unsecured
07/08/14	4.375%	1,300,000	1,368,156

Telecom Italia Capital SA
06/04/18	6.999%	1,320,000	1,508,760

Telefonica Emisiones SAU
07/15/19	5.877%	1,200,000	1,311,000
02/16/21	5.462%	1,390,000	1,484,616

Verizon Communications, Inc.
Senior Unsecured
11/01/18	8.750%	195,000	270,752
04/01/19	6.350%	2,500,000	3,159,462
04/01/39	7.350%	1,520,000	2,253,231
11/01/41	4.750%	420,000	476,397
11/01/42	3.850%	700,000	692,134

Windstream Corp.
11/01/17	7.875%	490,000	551,250

Total			35,506,754

Total Corporate Bonds & Notes
(Cost: $739,520,205)			792,057,666

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency 30.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(b)(c)
05/01/41	2.582%	1,737,417	1,811,796
04/01/42	2.904%	930,747	978,725
07/01/40	3.270%	2,618,784	2,748,952
07/01/40	3.545%	2,296,474	2,429,776
02/01/41	3.730%	2,365,460	2,503,179
09/01/40	4.045%	4,346,614	4,622,369
08/01/36	6.160%	3,416,291	3,707,613

CMO Series 2684 Class FP
01/15/33	0.709%	6,232,926	6,246,638

Federal Home Loan Mortgage Corp.(c)
04/01/41	4.000%	19,799,942	21,985,248
11/01/22-06/01/33	5.000%	5,971,670	6,443,116
03/01/34-08/01/38	5.500%	12,573,661	13,664,181
02/01/38	6.000%	5,282,432	5,748,596

Federal National Mortgage Association(b)(c)
04/01/42	2.725%	5,811,250	6,086,482
08/01/41	3.094%	4,015,035	4,211,743
09/01/41	3.346%	2,077,855	2,191,222
08/01/40	3.869%	2,605,358	2,764,915
10/01/40	3.910%	5,057,734	5,364,465
03/01/40	3.961%	2,830,067	2,999,867
11/01/37	5.950%	1,036,052	1,130,577

CMO Series 2002-82 Class FP
02/25/32	0.710%	57,753	57,761

CMO Series 2005-106 Class UF
11/25/35	0.510%	4,841,220	4,864,613

CMO Series 2006-43 Class FM
06/25/36	0.510%	2,208,632	2,211,634

CMO Series 2007-36 Class FB
04/25/37	0.610%	7,546,960	7,619,781

Federal National Mortgage Association(c)
10/01/41-05/01/42	3.500%	18,783,912	20,065,937
10/01/40-01/01/42	4.000%	60,504,127	66,189,100
07/01/33-07/01/41	4.500%	66,172,950	73,384,347
07/01/31-08/01/39	5.000%	67,441,990	74,020,905
04/01/33-01/01/39	5.500%	53,738,530	58,805,190
12/01/33-09/01/37	6.000%	26,359,777	29,220,970
08/01/18-05/01/39	6.500%	5,457,895	6,070,986

Federal National Mortgage Association(c)(d)
01/01/43	3.000%	17,000,000	17,812,812
01/01/43	3.500%	60,000,000	63,967,968
01/01/43	4.000%	35,000,000	37,515,625
01/01/43	4.500%	44,000,000	47,528,593
01/01/43	5.000%	45,000,000	48,740,625

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Government National Mortgage Association(c)
06/20/42-07/20/42	3.500%	19,455,651	21,165,346
07/15/40-02/15/41	4.000%	49,435,680	54,316,754
02/15/40-06/15/41	4.500%	59,372,563	66,069,034
07/20/39-10/20/40	5.000%	36,444,346	40,263,333

Government National Mortgage Association(c)(d)
01/01/43	4.000%	30,000,000	32,901,564

Total Residential Mortgage-Backed Securities — Agency
(Cost: $847,198,254)			870,432,338

Residential Mortgage-Backed Securities — Non-Agency 2.5%
Banc of America Mortgage Securities, Inc. CMO Series 2004-7 Class 7A1(c)
08/25/19	5.000%	722,634	739,846

Banc of America Mortgage Trust CMO Series 2005-1 Class 1A15(c)
02/25/35	5.500%	2,973,000	3,134,814

Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2006-1 Class A1(b)(c)
02/25/36	2.370%	1,909,537	1,849,759

Chase Mortgage Financial Corp. CMO Series 2006-S4 Class A3(c)
12/25/36	6.000%	970,347	959,588

Citicorp Mortgage Securities, Inc. CMO Series 2007-8 Class 1A3(c)
09/25/37	6.000%	1,460,671	1,523,815

Citigroup Mortgage Loan Trust, Inc. CMO Series 2005-4 Class A(b)(c)
08/25/35	5.324%	3,446,834	3,480,092

Countrywide Home Loan Mortgage Pass-Through Trust(c)
CMO Series 2003-35 Class 1A3
09/25/18	5.000%	1,257,445	1,303,875

CMO Series 2004-4 Class A19
05/25/34	5.250%	2,194,413	2,299,528

CMO Series 2004-5 Class 2A4
05/25/34	5.500%	630,803	651,889

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2003-AR28 Class 2A1(b)(c)
12/25/33	2.827%	1,117,880	1,115,780

JPMorgan Mortgage Trust(b)(c)
CMO Series 2005-A4 Class 2A1
07/25/35	3.056%	2,488,933	2,454,098

CMO Series 2005-S2 Class 3A1
02/25/32	6.823%	2,183,276	2,201,379

JPMorgan Mortgage Trust(c)
CMO Series 2004-S2 Class 1A3
11/25/19	4.750%	1,172,025	1,182,449

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	125

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MASTR Adjustable Rate Mortgages Trust CMO Series 2004-13 Class 3A7(b)(c)
11/21/34	2.630%	1,780,000	1,842,207

PHH Mortgage Capital LLC CMO Series 2007-6 Class A1(b)(c)
12/18/37	6.002%	1,819,319	1,926,706

Provident Funding Mortgage Loan Trust CMO Series 2005-1 Class 2A1(b)(c)
05/25/35	2.860%	3,048,694	3,170,569

Sequoia Mortgage Trust CMO Series 2012-1 Class 1A1(b)(c)
01/25/42	2.865%	2,279,683	2,338,852

WaMu Mortgage Pass-Through Certificates CMO Series 2003-S11 Class 3A5(c)
11/25/33	5.950%	1,302,563	1,379,083

Wells Fargo Mortgage Backed Securities Trust CMO Series 2005-AR16 Class 3A2(b)(c)
03/25/35	2.662%	8,220,985	8,300,441

Wells Fargo Mortgage-Backed Securities Trust(b)(c)
CMO Series 2004-A Class A1
02/25/34	4.892%	1,417,496	1,455,628

CMO Series 2005-AR14 Class A1
08/25/35	5.331%	1,925,475	1,990,058

CMO Series 2005-AR8 Class 2A1
06/25/35	2.736%	944,448	962,560

CMO Series 2007-AR10 Class 1A1
01/25/38	6.056%	1,436,728	1,465,704

Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2003-12 Class A1
11/25/18	4.750%	1,185,259	1,226,011

CMO Series 2004-4 Class A9
05/25/34	5.500%	2,463,249	2,541,955

CMO Series 2005-17 Class 1A1
01/25/36	5.500%	553,544	572,354

CMO Series 2005-2 Class 1A1
04/25/35	5.500%	183,969	183,727

CMO Series 2005-5 Class 1A1
05/25/20	5.000%	529,340	555,377

CMO Series 2005-6 Class A1
08/25/35	5.250%	238,895	238,507

CMO Series 2005-9 Class 1A11
10/25/35	5.500%	2,877,983	3,063,176

CMO Series 2006-10 Class A19
08/25/36	6.000%	1,156,122	1,165,362

CMO Series 2006-10 Class A4
08/25/36	6.000%	2,547,660	2,640,681

CMO Series 2006-13 Class A5
10/25/36	6.000%	6,293,975	6,468,790

CMO Series 2006-3 Class A9
03/25/36	5.500%	1,147,003	1,155,753

CMO Series 2006-9 Class 1A15
08/25/36	6.000%	455,976	456,723

CMO Series 2007-13 Class A1
09/25/37	6.000%	1,875,724	1,883,418

CMO Series 2007-3 Class 3A1
04/25/22	5.500%	1,277,112	1,320,250

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2007-9 Class 1A8
07/25/37	5.500%	1,773,892	1,847,464

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $70,540,716)			73,048,268

Commercial Mortgage-Backed Securities — Non-Agency 4.9%
BB-UBS Trust Series 2012-SHOW Class A(a)(c)
11/05/36	3.430%	4,000,000	4,119,309

Banc of America Merrill Lynch Commercial Mortgage, Inc.(b)(c)
Series 2005-5 Class A4
10/10/45	5.115%	1,650,000	1,828,794

Series 2005-5 Class AM
10/10/45	5.176%	2,850,000	3,134,427

Banc of America Merrill Lynch Commercial Mortgage, Inc.(c)
Series 2004-6 Class A3
12/10/42	4.512%	2,063,011	2,087,209

Series 2005-1 Class A3
11/10/42	4.877%	178,614	178,502

Bear Stearns Commercial Mortgage Securities Series 2004-PWR3 Class A4(c)
02/11/41	4.715%	1,300,000	1,339,686

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c)
Series 2005-CD1 Class A3
07/15/44	5.219%	1,800,000	1,829,839

Series 2005-CD1 Class AM
07/15/44	5.219%	2,450,000	2,694,150

Commercial Mortgage Pass-Through Certificates Series 2004-LB2A Class A4(c)
03/10/39	4.715%	1,433,332	1,483,613

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A2(b)(c)
05/15/36	5.416%	5,400,000	5,667,975

GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A5(b)(c)
07/10/45	4.979%	637,542	636,936

GS Mortgage Securities Corp. II(a)(c)
Series 2012-ALOH Class A
04/10/34	3.551%	4,600,000	4,969,058

GS Mortgage Securities Corp. II(b)(c)
Series 2004-GG2 Class A6
08/10/38	5.396%	5,060,000	5,357,397

GS Mortgage Securities Corp. II(c)
Series 2005-GG4 Class A4
07/10/39	4.761%	7,600,000	8,190,748

Series 2005-GG4 Class A4A
07/10/39	4.751%	10,000,000	10,785,480

Greenwich Capital Commercial Funding Corp.(b)(c)
Series 2005-GG3 Class A4
08/10/42	4.799%	3,500,000	3,745,655

Series 2005-GG3 Class AJ
08/10/42	4.859%	1,900,000	2,008,277

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Greenwich Capital Commercial Funding Corp.(c)
Series 2005-GG3 Class A3
08/10/42	4.569%	5,205,435	5,216,746

LB-UBS Commercial Mortgage Trust(b)(c)
Series 2003-C7 Class A3
09/15/27	4.559%	2,713,988	2,712,648

Series 2004-C4 Class A4
06/15/29	5.533%	6,100,000	6,481,738

Series 2004-C8 Class AJ
12/15/39	4.858%	1,250,000	1,335,144

Series 2005-C5 Class AM
09/15/40	5.017%	7,000,000	7,611,772

Series 2005-C7 Class AM
11/15/40	5.263%	5,130,000	5,638,706

LB-UBS Commercial Mortgage Trust(c)
Series 2004-C1 Class A4
01/15/31	4.568%	5,775,000	5,987,775

Series 2004-C2 Class A4
03/15/36	4.367%	4,550,000	4,711,825

Series 2004-C7 Class A5
10/15/29	4.628%	1,890,020	1,923,460

Series 2005-C2 Class A4
04/15/30	4.998%	2,040,509	2,084,361

Series 2005-C3 Class A5
07/15/30	4.739%	3,650,000	3,950,621

Morgan Stanley Capital I Trust Series 2004-T13 Class A4(c)
09/13/45	4.660%	6,900,000	7,097,409

Morgan Stanley Capital I, Inc.(c)
Series 2005-T17 Class A5
12/13/41	4.780%	6,525,000	7,013,717

Series 2005-HQ6 Class A2A
08/13/42	4.882%	828,954	835,254

Wachovia Bank Commercial Mortgage Trust(b)(c)
Series 2005-C20 Class AMFX
07/15/42	5.179%	2,512,000	2,751,700

Wachovia Bank Commercial Mortgage Trust(c)
Series 2004-C11 Class A4
01/15/41	5.030%	747,044	748,021

Series 2004-C15 Class A3
10/15/41	4.502%	696,676	706,868

Series 2004-C15 Class A4
10/15/41	4.803%	13,475,500	14,370,138

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $139,922,466)			141,234,958

Asset-Backed Securities — Non-Agency 0.1%
CNH Equipment Trust Series 2011-B Class A2
12/15/14	0.710%	1,620,208	1,621,285

Total Asset-Backed Securities — Non-Agency
(Cost: $1,620,021)			1,621,285

Inflation-Indexed Bonds 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 4.8%
U.S. Treasury Inflation-Indexed Bond
01/15/15	1.625%	32,700,000	42,086,531
07/15/15	1.875%	53,050,000	68,781,393
04/15/14	1.250%	23,600,000	26,593,083

Total			137,461,007

Total Inflation-Indexed Bonds
(Cost: $136,816,834)			137,461,007

U.S. Treasury Obligations 29.3%
U.S. Treasury
01/15/13	1.375%	6,000,000	6,003,054
05/31/13	3.500%	32,700,000	33,154,726
08/15/13	0.750%	28,000,000	28,105,000
09/15/13	0.750%	17,000,000	17,071,060
10/15/13	0.500%	39,000,000	39,100,542
12/15/13	0.750%	35,000,000	35,185,938
02/15/14	1.250%	40,600,000	41,069,437
03/15/14	1.250%	42,000,000	42,518,437
04/15/14	1.250%	20,000,000	20,262,500
10/15/14	0.500%	34,000,000	34,154,054
07/31/15	1.750%	4,900,000	5,079,154
11/15/15	0.375%	60,000,000	60,056,280
06/30/16	1.500%	2,000,000	2,073,124
07/31/16	1.500%	23,200,000	24,055,500
01/31/17	0.875%	43,100,000	43,672,411
02/28/17	0.875%	38,000,000	38,498,750
06/30/17	0.750%	6,000,000	6,035,628
07/31/17	0.500%	22,000,000	21,867,648
10/31/17	0.750%	63,000,000	63,206,716
10/31/17	1.875%	10,000,000	10,563,280
11/30/17	0.625%	15,000,000	14,949,615
12/31/17	0.750%	20,000,000	20,032,820
02/28/18	2.750%	15,500,000	17,074,219
09/30/18	1.375%	2,400,000	2,467,126
11/30/18	1.375%	11,800,000	12,113,432
11/30/19	1.000%	25,000,000	24,757,800
08/15/22	1.625%	11,300,000	11,225,849
11/15/22	1.625%	51,500,000	50,920,625
08/15/26	6.750%	2,900,000	4,480,500
02/15/31	5.375%	52,500,000	74,943,750
02/15/40	4.625%	800,000	1,080,875
05/15/41	4.375%	1,200,000	1,563,374
11/15/41	3.125%	1,500,000	1,570,079
11/15/42	2.750%	42,800,000	41,168,250

Total U.S. Treasury Obligations
(Cost: $842,542,083)			850,081,553

U.S. Government & Agency Obligations 0.1%
Federal National Mortgage Association
11/15/30	6.625%	1,500,000	2,284,506

Total U.S. Government & Agency Obligations
(Cost: $2,270,691)			2,284,506

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	127

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Foreign Government Obligations(e) 3.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Brazil 0.6%
Brazilian Government International Bond
Senior Unsecured
01/15/19	5.875%	5,300,000	6,556,100
01/22/21	4.875%	3,060,000	3,677,705
01/07/41	5.625%	1,150,000	1,506,500

Petrobras International Finance Co.
01/20/20	5.750%	2,140,000	2,436,082
01/27/21	5.375%	3,470,000	3,898,890

Total			18,075,277

Canada 0.1%
Province of Ontario
Senior Unsecured
04/27/16	5.450%	1,550,000	1,789,320
09/21/16	1.600%	1,700,000	1,754,089

Total			3,543,409

Chile 0.1%
Chile Government International Bond
Senior Unsecured
09/14/21	3.250%	1,600,000	1,736,000
10/30/42	3.625%	950,000	938,125

Total			2,674,125

Colombia 0.1%
Colombia Government International Bond Senior Unsecured
07/12/21	4.375%	2,450,000	2,821,175

Germany 0.2%
KFW
Government Guaranteed
10/15/14	4.125%	2,290,000	2,440,281
06/01/16	2.000%	4,000,000	4,180,800

Total			6,621,081

Italy 0.1%
Republic of Italy Senior Unsecured
09/27/23	6.875%	900,000	1,045,220

Mexico 0.7%
Mexico Government International Bond
Senior Unsecured
01/15/17	5.625%	925,000	1,073,000
03/19/19	5.950%	4,720,000	5,805,600
01/15/20	5.125%	2,900,000	3,465,500
01/11/40	6.050%	1,210,000	1,622,610
03/08/44	4.750%	1,040,000	1,175,200

Pemex Project Funding Master Trust
03/05/20	6.000%	1,635,000	1,953,825
06/15/35	6.625%	470,000	596,900

Foreign Government Obligations(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Petroleos Mexicanos
01/24/22	4.875%		960,000	1,083,360
06/02/41	6.500%		850,000	1,066,750

Petroleos Mexicanos(a)
06/27/44	5.500%		700,000	770,000

Total				18,612,745

Norway 0.1%
Statoil ASA
01/17/23	2.450%		2,250,000	2,244,730

Peru 0.1%
Peruvian Government International Bond
Senior Unsecured
03/14/37	6.550%		780,000	1,127,100
11/18/50	5.625%		1,200,000	1,555,800

Total				2,682,900

Poland 0.1%
Poland Government International Bond
Senior Unsecured
07/16/15	3.875%		530,000	568,425
04/21/21	5.125%		1,095,000	1,298,670
03/17/23	3.000%		1,600,000	1,588,883

Total				3,455,978

South Korea 0.1%
Korea Development Bank (The)
Senior Unsecured
03/09/16	3.250%		1,450,000	1,518,717
09/09/16	4.000%		1,550,000	1,675,809

Total				3,194,526

United Kingdom 1.3%
United Kingdom Gilt
12/07/42	4.500%	GBP	18,090,000	37,464,299

Uruguay —%
Uruguay Government International Bond
11/20/45	4.125%		760,000	758,860

Total Foreign Government Obligations
(Cost: $96,570,995)				103,194,325

Municipal Bonds 1.5%
Issuer Description	Coupon Rate		Principal Amount ($)	Value ($)
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010
02/15/50	7.499%		500,000	676,985

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Municipal Bonds (continued)
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)

Bay Area Toll Authority Revenue Bonds Build America Bonds Series 2010-S1
04/01/40	6.918%	725,000	996,542

City of New York Unlimited General Obligation Bonds Taxable Build America Bonds Series 2010F-1
12/01/37	6.271%	950,000	1,266,312

Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B
07/01/30	5.722%	2,050,000	2,472,156

Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/49	6.750%	1,550,000	2,128,925

Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
07/01/41	5.754%	850,000	1,100,444

Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
11/15/40	6.687%	1,000,000	1,280,040
11/15/40	6.814%	1,100,000	1,438,415

Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009
05/01/33	5.445%	1,700,000	2,082,568

New Jersey State Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009
01/01/40	7.414%	1,275,000	1,868,092
Series 2010A
01/01/41	7.102%	1,520,000	2,155,436

New York City Municipal Water Finance Authority Revenue Bonds Build America Bonds Series 2010
06/15/42	5.724%	2,000,000	2,597,660

Ohio State University (The) Revenue Bonds Build America Bonds Series 2010
06/01/40	4.910%	120,000	139,708

Municipal Bonds (continued)
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)

Ohio State Water Development Authority Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2
12/01/34	4.879%	1,160,000	1,337,457

Port Authority of New York & New Jersey Revenue Bonds Consolidated #168 Series 2011
10/01/51	4.926%	1,500,000	1,632,735

Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010
05/15/36	6.156%	900,000	1,109,592

San Francisco City & County Public Utilities Commission Revenue Bonds Build America Bonds Series 2010
11/01/40	6.000%	1,050,000	1,295,794

Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010
04/01/32	5.876%	2,220,000	2,666,420

State of California Unlimited General Obligation Bonds Build America Bonds Series 2009
10/01/39	7.300%	800,000	1,108,584
Series 2010
11/01/40	7.600%	595,000	869,860

Taxable Build America Bonds
Series 2009
04/01/39	7.550%	400,000	573,992

State of Illinois Unlimited General Obligation Bonds Build America Bonds Series 2010
07/01/35	7.350%	920,000	1,116,153

Taxable Pension Bonds Series 2003
06/01/33	5.100%	2,820,000	2,782,325

Unlimited General Obligation Taxable Bonds
Series 2011
03/01/19	5.877%	2,380,000	2,730,550

State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/40	5.140%	3,000,000	3,635,610

University of Texas Revenue Bonds Build America Bonds Series 2010D
08/15/42	5.134%	2,000,000	2,454,500

Total Municipal Bonds
(Cost: $35,879,299)			43,516,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	129

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Money Market Funds 4.0%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(f)(g)	117,304,672	117,304,672

Total Money Market Funds
(Cost: $117,304,672)		117,304,672

Total Investments
(Cost: $3,030,186,236)		3,132,237,433

Other Assets & Liabilities, Net		(234,783,664)

Net Assets		2,897,453,769

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	January 25, 2013	469,095	358,910		4,743	—
		(USD)	(EUR	)

Barclays Bank PLC	January 25, 2013	16,946,764	10,463,000		48,782	—
		(USD)	(GBP	)

UBS Securities LLC	January 25, 2013	23,294,854	37,381,015		—	(457,919)
		(GBP)	(USD	)
Total					53,525	(457,919)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $68,843,423 or 2.38% of net assets.

(b)	Variable rate security.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	29,576,245	1,210,936,304	(1,123,207,877)	117,304,672	151,582	117,304,672

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

EUR	Euro
GBP	British Pound
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

130	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	131

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	792,057,666	—	792,057,666

Residential Mortgage-Backed Securities - Agency	—	870,432,338	—	870,432,338

Residential Mortgage-Backed Securities - Non-Agency	—	73,048,268	—	73,048,268

Commercial Mortgage-Backed Securities - Non-Agency	—	141,234,958	—	141,234,958

Asset-Backed Securities - Non-Agency	—	1,621,285	—	1,621,285

Inflation-Indexed Bonds	—	137,461,007	—	137,461,007

U.S. Treasury Obligations	850,081,553	—	—	850,081,553

U.S. Government & Agency Obligations	—	2,284,506	—	2,284,506

Foreign Government Obligations	—	103,194,325	—	103,194,325

Municipal Bonds	—	43,516,855	—	43,516,855

Total Bonds	850,081,553	2,164,851,208	—	3,014,932,761

Other

Money Market Funds	117,304,672	—	—	117,304,672

Total Other	117,304,672	—	—	117,304,672

Investments in Securities	967,386,225	2,164,851,208	—	3,132,237,433

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	53,525	—	53,525

Liabilities

Forward Foreign Currency Exchange Contracts	—	(457,919)	—	(457,919)

Total	967,386,225	2,164,446,814	—	3,131,833,039

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

132	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – American Century Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%
Issuer	Shares	Value ($)

Consumer Discretionary 15.1%
Automobiles 0.7%

Harley-Davidson, Inc.	222,360	10,860,062

Distributors 0.3%

LKQ Corp.(a)	266,121	5,615,153

Hotels, Restaurants & Leisure 2.6%

Marriott International, Inc., Class A	306,828	11,435,479

McDonald’s Corp.	158,927	14,018,951

Starbucks Corp.	333,723	17,894,227

Total		43,348,657

Household Durables 1.1%

Mohawk Industries, Inc.(a)	96,895	8,766,091

PulteGroup, Inc.(a)	505,687	9,183,276

Total		17,949,367

Internet & Catalog Retail 2.5%

Amazon.com, Inc.(a)	132,227	33,207,489

Expedia, Inc.	155,773	9,572,251

Total		42,779,740

Media 3.9%

CBS Corp., Class B Non Voting	261,192	9,938,356

Comcast Corp., Class A	756,228	28,267,803

Scripps Networks Interactive, Inc., Class A	175,449	10,162,006

Viacom, Inc., Class B	315,730	16,651,600

Total		65,019,765

Multiline Retail 0.5%

Macy’s, Inc.	230,568	8,996,763

Specialty Retail 3.5%

Chico’s FAS, Inc.	255,161	4,710,272

Foot Locker, Inc.	138,240	4,440,269

GNC Holdings, Inc., Class A	265,927	8,850,051

Home Depot, Inc. (The)	198,624	12,284,894

Lowe’s Companies, Inc.	528,395	18,768,590

Urban Outfitters, Inc.(a)	256,981	10,114,772

Total		59,168,848

Total Consumer Discretionary		253,738,355

Consumer Staples 14.3%
Beverages 4.7%

Beam, Inc.	136,576	8,343,428

Brown-Forman Corp., Class B	59,437	3,759,390

Coca-Cola Co. (The)	924,683	33,519,759

Common Stocks (continued)
Issuer	Shares	Value ($)

Monster Beverage Corp.(a)	109,913	5,812,199

PepsiCo, Inc.	399,843	27,361,257

Total		78,796,033

Food & Staples Retailing 3.7%

Costco Wholesale Corp.	182,166	17,992,536

Wal-Mart Stores, Inc.	497,596	33,950,975

Whole Foods Market, Inc.	105,991	9,680,158

Total		61,623,669

Food Products 1.9%

Annie’s, Inc.(a)	71,517	2,390,813

Hershey Co. (The)	92,678	6,693,205

Kraft Foods Group, Inc.	234,402	10,658,259

Mead Johnson Nutrition Co.	179,043	11,797,143

Total		31,539,420

Household Products 0.9%

Church & Dwight Co., Inc.	100,897	5,405,052

Colgate-Palmolive Co.	96,238	10,060,721

Total		15,465,773

Personal Products 0.7%

Estee Lauder Companies, Inc. (The), Class A	196,595	11,768,177

Tobacco 2.4%

Philip Morris International, Inc.	488,994	40,899,458

Total Consumer Staples		240,092,530

Energy 4.6%
Energy Equipment & Services 2.6%

Core Laboratories NV	38,522	4,210,840

Oceaneering International, Inc.	254,832	13,707,413

Schlumberger Ltd.	379,284	26,280,589

Total		44,198,842

Oil, Gas & Consumable Fuels 2.0%

EOG Resources, Inc.	134,504	16,246,738

Noble Energy, Inc.	133,466	13,578,831

Occidental Petroleum Corp.	54,835	4,200,909

Total		34,026,478

Total Energy		78,225,320

Financials 4.2%
Commercial Banks 1.4%

SunTrust Banks, Inc.	464,726	13,174,982

Wells Fargo & Co.	285,585	9,761,296

Total		22,936,278

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	133

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 0.9%

Travelers Companies, Inc. (The)	216,267	15,532,296

Real Estate Investment Trusts (REITs) 1.5%

American Campus Communities, Inc.	157,356	7,258,832

Simon Property Group, Inc.	118,420	18,721,018

Total		25,979,850

Real Estate Management & Development 0.4%

CBRE Group, Inc., Class A(a)	349,756	6,960,144

Total Financials		71,408,568

Health Care 12.1%
Biotechnology 2.8%

Alexion Pharmaceuticals, Inc.(a)	92,876	8,712,698

Amgen, Inc.	211,873	18,288,877

Gilead Sciences, Inc.(a)	278,849	20,481,459

Total		47,483,034

Health Care Equipment & Supplies 1.6%

CareFusion Corp.(a)	152,564	4,360,279

Cooper Companies, Inc. (The)	45,770	4,232,809

Covidien PLC	99,423	5,740,684

DENTSPLY International, Inc.	113,151	4,481,911

IDEXX Laboratories, Inc.(a)	27,427	2,545,226

ResMed, Inc.	148,310	6,165,247

Total		27,526,156

Health Care Providers & Services 1.9%

AmerisourceBergen Corp.	387,740	16,742,613

Express Scripts Holding Co.(a)	267,428	14,441,112

Total		31,183,725

Life Sciences Tools & Services 0.5%

Waters Corp.(a)	87,811	7,650,095

Pharmaceuticals 5.3%

Abbott Laboratories	322,433	21,119,361

Allergan, Inc.	221,387	20,307,829

Bristol-Myers Squibb Co.	347,418	11,322,353

Eli Lilly & Co.	294,609	14,530,116

Johnson & Johnson	320,528	22,469,013

Total		89,748,672

Total Health Care		203,591,682

Industrials 11.5%
Aerospace & Defense 5.4%

Boeing Co. (The)	159,830	12,044,789

Honeywell International, Inc.	432,626	27,458,772

Common Stocks (continued)
Issuer	Shares	Value ($)

Precision Castparts Corp.	99,071	18,766,029

Textron, Inc.	350,452	8,687,705

United Technologies Corp.	296,705	24,332,777

Total		91,290,072

Air Freight & Logistics 1.0%

United Parcel Service, Inc., Class B	227,784	16,794,514

Airlines 0.3%

Alaska Air Group, Inc.(a)	99,409	4,283,534

Commercial Services & Supplies 0.5%

Tyco International Ltd.	316,028	9,243,819

Industrial Conglomerates 0.7%

Danaher Corp.	205,813	11,504,947

Machinery 1.9%

Deere & Co.	96,393	8,330,283

Flowserve Corp.	31,933	4,687,764

Illinois Tool Works, Inc.	237,672	14,452,834

Lincoln Electric Holdings, Inc.	92,489	4,502,365

Total		31,973,246

Road & Rail 1.7%

Union Pacific Corp.	223,378	28,083,082

Total Industrials		193,173,214

Information Technology 31.1%
Communications Equipment 3.3%

Cisco Systems, Inc.	730,322	14,350,827

Harris Corp.	89,551	4,384,417

Palo Alto Networks, Inc. (a)	86,622	4,636,009

QUALCOMM, Inc.	339,329	21,045,185

Riverbed Technology, Inc.(a)	530,655	10,464,517

Total		54,880,955

Computers & Peripherals 9.1%

Apple, Inc.	205,966	109,786,057

EMC Corp.(a)	1,049,104	26,542,331

NetApp, Inc.(a)	491,170	16,478,754

Total		152,807,142

Electronic Equipment, Instruments & Components 0.7%

Avnet, Inc.(a)	143,852	4,403,310

Trimble Navigation Ltd.(a)	126,991	7,591,522

Total		11,994,832

Internet Software & Services 3.9%

eBay, Inc.(a)	531,960	27,140,599

Google, Inc., Class A(a)	55,377	39,282,783

Total		66,423,382

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

IT Services 4.2%

International Business Machines Corp.	213,030	40,805,896

Mastercard, Inc., Class A	59,847	29,401,634

Total		70,207,530

Semiconductors & Semiconductor Equipment 3.1%

Intel Corp.	701,838	14,478,918

Linear Technology Corp.	425,661	14,600,172

Teradyne, Inc.(a)	718,842	12,141,241

Xilinx, Inc.	301,415	10,820,799

Total		52,041,130

Software 6.8%

Cadence Design Systems, Inc.(a)	686,988	9,281,208

CommVault Systems, Inc.(a)	68,850	4,799,533

Microsoft Corp.	1,481,449	39,599,132

NetSuite, Inc.(a)	61,863	4,163,380

Oracle Corp.	1,189,270	39,626,476

Salesforce.com, Inc.(a)	57,956	9,742,404

ServiceNow, Inc.(a)	113,566	3,410,387

Splunk, Inc.(a)	156,390	4,538,438

Total		115,160,958

Total Information Technology		523,515,929

Materials 3.1%
Chemicals 2.5%

Agrium, Inc.	90,769	9,068,731

Monsanto Co.	301,712	28,557,041

WR Grace & Co.(a)	63,573	4,274,013

Total		41,899,785

Metals & Mining 0.6%

Coeur d’Alene Mines Corp.(a)	172,955	4,254,693

Nucor Corp.	148,001	6,390,683

Total		10,645,376

Total Materials		52,545,161

Common Stocks (continued)
Issuer	Shares	Value ($)

Telecommunication Services 3.3%
Diversified Telecommunication Services 1.2%

Verizon Communications, Inc.	467,478	20,227,773

Wireless Telecommunication Services 2.1%

Crown Castle International Corp.(a)	258,964	18,686,842

SBA Communications Corp., Class A(a)	230,300	16,355,906

Total		35,042,748

Total Telecommunication Services		55,270,521

Utilities 0.3%
Multi-Utilities 0.3%

DTE Energy Co.	89,223	5,357,841

Total Utilities		5,357,841

Total Common Stocks
(Cost: $1,503,463,882)		1,676,919,121

Exchange-Traded Funds 0.3%
	Shares	Value ($)

iShares Russell 1000 Growth Index Fund	77,639	5,084,578

Total Exchange-Traded Funds
(Cost: $5,118,950)		5,084,578

Money Market Funds 0.2%

Columbia Short-Term Cash Fund, 0.142%(b)(c)	3,993,017	3,993,017

Total Money Market Funds
(Cost: $3,993,017)		3,993,017

Total Investments
(Cost: $1,512,575,849)		1,685,996,716

Other Assets & Liabilities, Net		(1,688,146)

Net Assets		1,684,308,570

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	31,392,965	309,528,643	(336,928,591)	3,993,017	22,426	3,993,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	135

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	253,738,355	—	—	253,738,355

Consumer Staples	240,092,530	—	—	240,092,530

Energy	78,225,320	—	—	78,225,320

Financials	71,408,568	—	—	71,408,568

Health Care	203,591,682	—	—	203,591,682

Industrials	193,173,214	—	—	193,173,214

Information Technology	523,515,929	—	—	523,515,929

Materials	52,545,161	—	—	52,545,161

Telecommunication Services	55,270,521	—	—	55,270,521

Utilities	5,357,841	—	—	5,357,841

Exchange-Traded Funds	5,084,578	—	—	5,084,578

Total Equity Securities	1,682,003,699	—	—	1,682,003,699

Other

Money Market Funds	3,993,017	—	—	3,993,017

Total Other	3,993,017	—	—	3,993,017

Total	1,685,996,716	—	—	1,685,996,716

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	137

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.5%
Issuer	Shares	Value($)

Argentina 0.3%
Arcos Dorados Holdings, Inc., Class A	160,000	1,913,600

Australia 4.5%
Beadell Resources Ltd(a)	1,580,580	1,633,054

Challenger Ltd.	1,310,000	4,881,197

Cochlear Ltd.	44,534	3,691,849

Commonwealth Property Office Fund	4,490,000	4,783,350

Domino’s Pizza Enterprises Ltd.	222,277	2,436,476

Insurance Australia Group Ltd.	632,966	3,117,575

Regis Resources Ltd.(a)	175,105	939,691

SAI Global Ltd.	487,000	2,163,589

UGL Ltd.	323,000	3,687,178

Total		27,333,959

Belgium 0.4%
EVS Broadcast Equipment SA	39,354	2,313,940

Brazil 2.2%
Localiza Rent a Car SA	329,000	6,025,641

Mills Estruturas e Servicos de Engenharia SA	160,000	2,656,898

Multiplus SA	107,700	2,510,107

Odontoprev SA	427,800	2,241,902

Total		13,434,548

Cambodia 0.5%
NagaCorp Ltd.	5,382,000	3,288,112

Canada 4.2%
AG Growth International, Inc.	49,877	1,572,477

Alliance Grain Traders, Inc.	94,200	1,236,807

Americas Petrogas, Inc.(a)	155,000	467,478

Athabasca Oil Corp.(a)	42,000	441,238

Baytex Energy Corp.	24,713	1,065,091

Black Diamond Group Ltd.	62,994	1,269,759

CAE, Inc.	260,701	2,639,247

Canacol Energy Ltd.(a)	61,180	196,204

CCL Industries, Inc., Class B	124,811	5,394,214

Celtic Exploration Ltd.(a)	41,800	1,104,777

Crew Energy, Inc.(a)	30,400	198,347

DeeThree Exploration Ltd.(a)	97,742	639,691

Horizon North Logistics, Inc.	177,550	1,226,268

Madalena Ventures, Inc.(a)	558,000	215,975

Common Stocks (continued)
Issuer	Shares	Value ($)

Onex Corp.	58,571	2,465,435

Pan Orient Energy Corp.	132,433	390,096

ShawCor Ltd., Class A	96,813	3,794,852

Southern Arc Minerals, Inc.(a)	674,492	172,912

Sterling Resources Ltd.(a)	180,000	135,719

Turquoise Hill Resources Ltd.(a)	81,919	623,404

Total		25,249,991

Chile 0.4%
Vina Concha y Toro SA	1,223,871	2,384,062

China 1.2%
51job, Inc., ADR(a)	30,980	1,448,315

New Oriental Education & Technology Group, ADR	90,000	1,748,700

Want Want China Holdings Ltd.	2,079,000	2,913,523

Zhaojin Mining Industry Co., Ltd., Class H	877,960	1,405,248

Total		7,515,786

Colombia —%
Gulf United Energy, Inc.(a)	1,785,624	13,303

Czech Republic 0.4%
Komercni Banka AS	11,673	2,467,637

Denmark 1.2%
Novozymes A/S, Class B	96,277	2,732,980

SimCorp AS	15,011	3,356,846

Solar A/S	19,700	902,120

Total		6,991,946

Finland 0.6%
Stockmann OYJ Abp, Class B	108,154	1,942,642

Vacon PLC	36,000	1,910,233

Total		3,852,875

France 2.7%
Eurofins Scientific	49,168	7,997,975

Hi-Media SA(a)	150,963	415,714

Neopost SA	67,915	3,601,653

Norbert Dentressangle SA	29,300	2,260,528

Saft Groupe SA	87,140	2,050,738

Total		16,326,608

The accompanying Notes to Financial Statements are an integral part of this statement.

138	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Germany 3.7%
Bertrandt AG	15,963	1,602,691

CTS Eventim AG	53,475	1,884,263

Deutsche Beteiligungs AG	32,724	845,017

Duerr AG	25,094	2,248,626

ElringKlinger AG	31,900	1,081,918

Norma Group AG	89,838	2,490,217

Pfeiffer Vacuum Technology AG	18,700	2,278,823

Rational AG	12,689	3,665,400

TAG Immobilien AG	159,569	1,999,868

Wirecard AG	171,120	4,224,516

Total		22,321,339

Guatemala 0.4%
Tahoe Resources, Inc.(a)	126,534	2,315,189

Hong Kong 4.8%
AAC Technologies Holdings, Inc.	777,000	2,755,102

AMVIG Holdings Ltd.	2,800,000	1,022,340

Digital China Holdings Ltd.	1,988,000	3,437,814

Lifestyle International Holdings Ltd.	1,965,500	4,862,017

Melco Crown Entertainment Ltd., ADR(a)	573,309	9,654,524

Melco International Development Ltd.	1,100,000	1,305,968

MGM China Holdings Ltd.	893,600	1,645,862

REXLot Holdings Ltd.	17,000,000	1,304,220

Sa Sa International Holdings Ltd.	2,668,000	2,215,439

Vitasoy International Holdings Ltd.	993,700	1,022,391

Total		29,225,677

India 2.9%
Adani Ports and Special Economic Zone	765,331	1,901,903

Asian Paints Ltd.	30,636	2,495,430

Bharti Infratel Ltd(a)	455,500	1,610,337

Bosch Ltd	5,560	973,287

Colgate Palmolive	49,000	1,414,350

Redington India Ltd.	1,249,000	1,987,648

REI Agro Ltd.	991,998	193,728

SKIL Ports & Logistics Ltd.(a)	135,000	231,362

Titan Industries Ltd.	153,400	804,050

TTK Prestige Ltd.	8,500	528,144

United Breweries Ltd.	201,143	3,448,454

Common Stocks (continued)
Issuer	Shares	Value ($)

Yes Bank Ltd.	255,000	2,171,826

Total		17,760,519

Indonesia 1.8%
Archipelago Resources PLC(a)	2,837,329	2,765,459

PT Ace Hardware Indonesia Tbk	21,390,000	1,829,581

PT Mayora Indah Tbk	412,000	858,122

PT Mitra Adiperkasa Tbk	1,189,000	821,764

PT MNC Sky Vision Tbk(a)	3,277,000	816,062

PT Surya Citra Media Tbk	3,615,000	843,969

PT Tower Bersama Infrastructure Tbk(a)	5,177,900	3,065,010

Total		10,999,967

Israel 0.7%
Caesar Stone Sdot Yam Ltd.(a)	60,314	974,071

Israel Chemicals Ltd.	282,053	3,396,805

Total		4,370,876

Italy 1.3%
CIR – Compagnie Industriali Riunite SpA	443,939	468,036

Geox SpA	803,000	2,330,581

Pirelli & C SpA	289,856	3,339,633

Tod’s SpA	15,027	1,907,974

Total		8,046,224

Japan 16.0%
Advance Residence Investment Corp.	860	1,762,717

Aeon Delight Co., Ltd.	87,000	1,703,017

Aeon Mall Co., Ltd.	71,000	1,746,676

Ain Pharmaciez, Inc.	4,797	262,403

Asahi Diamond Industrial Co., Ltd.	180,500	1,786,168

Benesse Holdings, Inc.	40,000	1,664,655

Daiseki Co., Ltd.	144,724	2,001,673

Disco Corp.	37,000	1,928,706

Doshisha Co., Ltd.	77,600	2,032,491

FP Corp.	32,900	2,188,698

Global One Reit	280	1,668,429

Glory Ltd.	163,020	3,778,066

GLP J-Reit(a)	460	351,498

Hamamatsu Photonics KK	54,100	1,967,012

Horiba Ltd.	72,000	2,088,202

Hoshizaki Electric Co., Ltd.	140,700	3,741,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	139

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Icom, Inc.	70,056	1,564,288

ITOCHU Techno-Solutions Corp.	36,000	1,482,421

Japan Airport Terminal Co., Ltd.	213,000	2,198,887

Jupiter Telecommunications Co., Ltd.	2,610	3,250,638

Kansai Paint Co., Ltd.	497,211	5,358,384

Kenedix Realty Investment Corp.	652	2,272,911

Kintetsu World Express, Inc.	84,108	2,812,603

Kuraray Co., Ltd.	266,300	3,490,970

LifeNet Insurance Co.(a)	138,000	1,181,369

Miraca Holdings, Inc.	73,855	2,977,891

MISUMI Group, Inc.	70,700	1,932,215

MonotaRO Co., Ltd	1,000	32,218

Mori Hills REIT Investment Corp.	440	2,361,572

Nabtesco Corp.	64,000	1,429,521

Nakanishi, Inc.	25,339	2,524,343

NGK Insulators Ltd.	219,100	2,599,114

Nihon Parkerizing Co., Ltd.	118,390	1,703,014

Nippon Paint Co., Ltd	142,000	1,221,403

ORIX JREIT, Inc.	695	3,427,709

Park24 Co., Ltd.	229,000	3,616,583

Rinnai Corp.	3,600	244,598

Sanrio Co., Ltd.	86,100	2,746,925

Seven Bank Ltd.	1,806,800	4,765,961

Shimano, Inc.	5,600	358,585

Sintokogio Ltd.	177,800	1,413,939

Start Today Co., Ltd.	259,444	2,401,732

Torishima Pump Manufacturing Co., Ltd.	27,671	222,875

Ushio, Inc.	128,801	1,412,395

Wacom Co., Ltd.	1,970	5,186,510

Total		96,863,110

Kazakhstan 0.6%
Halyk Savings Bank of Kazakhstan JSC, GDR(a)	460,221	3,773,812

Luxembourg 0.7%
L’Occitane International SA	1,389,250	4,445,369

Mexico 1.4%
Genomma Lab Internacional SA de CV, Class B(a)	1,022,100	2,100,135

Grupo Aeroportuario del Sureste SAB de CV, ADR	53,347	6,081,558

Grupo Herdez SAB de CV	162,800	500,505

Total		8,682,198

Common Stocks (continued)
Issuer	Shares	Value ($)

Mongolia 0.7%
Mongolian Mining Corp.(a)	6,656,700	3,298,949

Turquoise Hill Resources Ltd.(a)	96,235	735,283

Total		4,034,232

Netherlands 5.0%
Aalberts Industries NV	260,441	5,452,612

Arcadis NV	112,311	2,666,650

Core Laboratories NV	13,608	1,487,490

Fugro NV-CVA	31,486	1,868,311

Gemalto NV	64,878	5,856,202

Koninklijke Vopak NV	24,066	1,701,169

Royal Imtech NV	188,364	4,375,135

TKH Group NV	96,683	2,502,538

Unit4 NV	139,958	4,224,842

Total		30,134,949

New Zealand 0.3%
Telecom Corp. of New Zealand Ltd.	930,785	1,761,801

Norway 0.5%
Atea ASA	267,520	2,862,177

Philippines 0.9%
International Container Terminal Services, Inc.	790,700	1,428,470

Manila Water Co., Inc.	1,877,800	1,466,617

SM Prime Holdings, Inc.	6,565,650	2,646,580

Total		5,541,667

Portugal 0.3%
REN – Redes Energeticas Nacionais SGPS SA	738,808	2,004,016

Russian Federation 0.4%
Yandex NV, Class A(a)	104,643	2,257,150

Singapore 3.9%
Ascendas Real Estate Investment Trust	1,900,000	3,718,150

CDL Hospitality Trusts	1,787,000	2,761,670

Goodpack Ltd.	1,284,000	1,942,921

Mapletree Commercial Trust	3,800,000	3,798,454

Mapletree Industrial Trust	2,600,000	2,903,135

Mapletree Logistics Trust	3,587,000	3,375,876

The accompanying Notes to Financial Statements are an integral part of this statement.

140	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Olam International Ltd.	1,350,000	1,734,114

Petra Foods Ltd.	455,000	1,283,564

Singapore Exchange Ltd.	312,000	1,813,061

Total		23,330,945

South Africa 4.6%
Coronation Fund Managers Ltd.	1,061,169	4,968,269

Massmart Holdings Ltd.	199,237	4,517,228

Mr. Price Group Ltd.	237,089	3,929,314

Naspers Ltd., Class N	104,042	6,720,158

Northam Platinum Ltd.	778,311	3,522,897

RMI Holdings	1,705,929	4,183,364

Total		27,841,230

South Korea 3.3%
Busan Bank	163,000	2,021,121

Coway Co., Ltd.(a)	53,320	2,169,008

Hana Tour Service, Inc.	18,000	1,031,918

Handsome Co., Ltd.	59,600	1,644,400

Hite Jinro Co., Ltd.	71,510	2,030,103

iMarketKorea, Inc.	68,963	1,837,183

KCC Corp.	6,600	1,844,519

KEPCO Plant Service & Engineering Co., Ltd.	28,740	1,640,029

Lotte Chilsung Beverage Co., Ltd	1,347	1,906,828

Nexen Tire Corp.	59,070	887,931

Paradise Co., Ltd	51,178	827,976

Samsung Engineering Co., Ltd.	12,000	1,869,569

Total		19,710,585

Sweden 2.5%
Hexagon AB, Class B	351,866	8,898,071

Sweco AB, Class B	370,696	4,161,185

Unibet Group PLC, SDR	61,091	1,955,813

Total		15,015,069

Switzerland 3.7%
Dufry AG, Registered Shares(a)	36,585	4,837,709

Geberit AG	22,778	5,049,320

Kuehne & Nagel International AG	14,546	1,753,654

Partners Group Holding AG	25,132	5,810,006

Sika AG	1,327	3,069,279

Zehnder Group AG	33,835	1,636,111

Total		22,156,079

Common Stocks (continued)
Issuer	Shares	Value ($)

Taiwan 6.4%
Advantech Co., Ltd.	618,000	2,618,825

Chipbond Technology Corp.	65,000	128,348

Chroma ATE, Inc.	914,000	2,045,765

CTCI Corp.	1,722,000	3,421,048

Far EasTone Telecommunications Co., Ltd.	3,521,000	8,990,446

FLEXium Interconnect, Inc.	545,000	1,931,409

Lung Yen Life Service Corp.	573,000	1,853,555

Pchome Online, Inc.	290,000	1,353,568

President Chain Store Corp.	272,500	1,462,059

Radiant Opto-Electronics Corp.	219,720	912,393

Simplo Technology Co., Ltd.	479,591	2,437,717

St. Shine Optical Co., Ltd.	175,000	2,676,560

Taiwan Hon Chuan Enterprise Co., Ltd.	959,000	2,110,161

Taiwan Mobile Co., Ltd.	1,500,000	5,543,332

Tripod Technology Corp.	537,288	1,161,575

Total		38,646,761

Thailand 1.0%
Home Product Center PCL, Foreign Registered Shares	11,400,000	4,739,958

Siam Makro PCL	105,600	1,544,470

Total		6,284,428

Turkey 0.1%
Bizim Toptan Satis Magazalari AS	48,784	762,326

United Kingdom 7.2%
Abcam PLC	313,000	1,958,815

Aggreko PLC	78,159	2,230,546

ASOS PLC(a)	57,926	2,555,012

BBA Aviation PLC	751,642	2,742,925

Charles Taylor PLC	1,572,000	4,302,875

Domino’s Pizza Group PLC	339,751	2,773,499

Elementis PLC	625,700	2,389,076

Greggs PLC	243,247	1,814,559

Intertek Group PLC	76,000	3,860,549

Jardine Lloyd Thompson Group PLC	290,000	3,755,595

Premier Oil PLC(a)	133,720	739,937

PureCircle Ltd.(a)	381,457	1,468,589

Rightmove PLC	85,389	2,007,465

Rotork PLC	5,439	227,043

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	141

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Rowan Companies PLC, Class A(a)	52,000	1,626,040

Shaftesbury PLC	151,733	1,395,818

Smith & Nephew PLC	161,498	1,785,182

Spirax-Sarco Engineering PLC	73,850	2,765,204

Tullow Oil PLC	35,286	735,622

WH Smith PLC	198,602	2,173,575

Total		43,307,926

United States 2.8%

Atwood Oceanics, Inc.(a)	85,044	3,894,165

BioMarin Pharmaceutical, Inc.(a)	83,000	4,087,750

FMC Technologies, Inc.(a)	51,258	2,195,380

Hornbeck Offshore Services, Inc.(a)	41,627	1,429,471

Textainer Group Holdings Ltd.	114,084	3,589,082

World Fuel Services Corp.	40,516	1,668,044

Total		16,863,892

Total Common Stocks
(Cost: $491,848,223)		584,405,880

Rights —%
Issuer	Shares	Value ($)

Singapore —%
Olam International Ltd.(a)(b)(c)	422,550	100,044

Total Rights
(Cost: $—)		100,044

Mutual Funds —%
Thailand —%
Samui Airport Property Fund Leasehold	254,700	139,881

Total Mutual Funds
(Cost: $124,741)		139,881

Money Market Funds 3.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(d)(e)	20,706,915	20,706,915

Total Money Market Funds
(Cost: $20,706,915)		20,706,915

Total Investments
(Cost: $512,679,879)		605,352,720

Other Assets & Liabilities, Net		726,500

Net Assets		606,079,220

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $100,044, which represents 0.02% of net assets.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $100,044, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Olam International Ltd.	12/28/12	—

(d)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	43,236,307	110,048,806	(132,578,198)	20,706,915	48,127	20,706,915

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

142	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	143

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	13,316,824	93,829,960	—	107,146,784

Consumer Staples	4,121,374	28,636,811	—	32,758,185

Energy	20,963,361	3,343,870	—	24,307,231

Financials	2,465,435	91,033,098	—	93,498,533

Health Care	8,429,787	23,612,615	—	32,042,402

Industrials	29,019,353	111,147,683	—	140,167,036

Information Technology	2,257,150	72,828,088	—	75,085,238

Materials	10,215,073	44,743,840	—	54,958,913

Telecommunication Services	—	20,970,925	—	20,970,925

Utilities	—	3,470,633	—	3,470,633

Rights

Consumer Staples	—	100,044	—	100,044

Total Equity Securities	90,788,357	493,717,567	—	584,505,924

Other

Mutual Funds	—	139,881	—	139,881

Money Market Funds	20,706,915	—	—	20,706,915

Total Other	20,706,915	139,881	—	20,846,796

Total	111,495,272	493,857,448	—	605,352,720

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

144	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%
Issuer	Shares	Value ($)

Consumer Discretionary 16.3%
Auto Components 1.6%

Dorman Products, Inc.	116,000	4,099,440

Drew Industries, Inc.(a)	218,000	7,030,500

Total		11,129,940

Distributors 0.8%

Pool Corp.	131,000	5,543,920

Hotels, Restaurants & Leisure 6.9%

Bally Technologies, Inc.(a)	156,000	6,974,760

Bravo Brio Restaurant Group, Inc.(a)	156,000	2,095,080

Choice Hotels International, Inc.	109,469	3,680,348

Domino’s Pizza, Inc.	68,000	2,961,400

Life Time Fitness, Inc.(a)	129,000	6,348,090

Penn National Gaming, Inc.(a)	39,000	1,915,290

Pinnacle Entertainment, Inc.(a)	448,000	7,091,840

Ryman Hospitality Properties	425,062	16,347,884

Vail Resorts, Inc.	34,000	1,839,060

Total		49,253,752

Household Durables 1.5%

Cavco Industries, Inc.(a)	101,000	5,047,980

Helen of Troy Ltd.(a)	182,000	6,076,980

Total		11,124,960

Internet & Catalog Retail 0.7%

Shutterfly, Inc.(a)	162,000	4,838,940

Media 0.4%

Lamar Advertising Co., Class A(a)	70,000	2,712,500

Multiline Retail 0.4%

Saks, Inc.(a)	284,000	2,984,840

Specialty Retail 2.8%

Abercrombie & Fitch Co., Class A	189,000	9,066,330

GNC Holdings, Inc., Class A	104,000	3,461,120

Pier 1 Imports, Inc.	391,000	7,820,000

Total		20,347,450

Textiles, Apparel & Luxury Goods 1.2%

Deckers Outdoor Corp.(a)	83,000	3,342,410

lululemon athletica, Inc.(a)	46,500	3,544,695

Steven Madden Ltd.(a)	41,000	1,733,070

Total		8,620,175

Total Consumer Discretionary		116,556,477

Common Stocks (continued)
Issuer	Shares	Value ($)

Consumer Staples 0.3%
Food & Staples Retailing 0.3%

Casey’s General Stores, Inc.	43,000	2,283,300

Total Consumer Staples		2,283,300

Energy 3.9%
Energy Equipment & Services 1.9%

Atwood Oceanics, Inc.(a)	240,900	11,030,811

Core Laboratories NV	22,000	2,404,820

Total		13,435,631

Oil, Gas & Consumable Fuels 2.0%

Laredo Petroleum Holdings, Inc.(a)	105,000	1,906,800

PDC Energy, Inc.(a)	85,000	2,822,850

Rosetta Resources, Inc.(a)	83,000	3,764,880

SM Energy Co.	67,000	3,498,070

World Fuel Services Corp.	60,000	2,470,200

Total		14,462,800

Total Energy		27,898,431

Financials 17.6%
Capital Markets 1.8%

Eaton Vance Corp.	120,000	3,822,000

SEI Investments Co.	371,000	8,659,140

Total		12,481,140

Commercial Banks 6.4%

Associated Banc-Corp.	387,000	5,077,440

City National Corp.	113,000	5,595,760

First Busey Corp.	692,000	3,217,800

First Commonwealth Financial Corp.	366,000	2,496,120

Guaranty Bancorp(a)	291,000	567,450

Hancock Holding Co.	122,918	3,901,417

Lakeland Financial Corp.	170,000	4,392,800

MB Financial, Inc.	256,000	5,056,000

Sandy Spring Bancorp, Inc.	57,000	1,106,940

SVB Financial Group(a)	98,000	5,485,060

TCF Financial Corp.	271,000	3,292,650

Valley National Bancorp	255,249	2,373,816

Virginia Commerce Bancorp, Inc.(a)	367,964	3,293,278

Total		45,856,531

Diversified Financial Services 0.5%

Leucadia National Corp.	148,000	3,520,920

Insurance 1.9%

Allied World Assurance Co. Holdings AG	41,000	3,230,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	145

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Enstar Group Ltd.(a)	40,000	4,479,200

Selective Insurance Group, Inc.	156,000	3,006,120

Tower Group, Inc.	155,000	2,754,350

Total		13,470,470

Real Estate Investment Trusts (REITs) 4.7%

BioMed Realty Trust, Inc.	333,000	6,436,890

DuPont Fabros Technology, Inc.	123,300	2,978,928

Education Realty Trust, Inc.	528,500	5,623,240

Extra Space Storage, Inc.	282,000	10,261,980

Kite Realty Group Trust	810,000	4,527,900

Summit Hotel Properties, Inc.	426,000	4,047,000

Total		33,875,938

Real Estate Management & Development 0.3%

St. Joe Co. (The)(a)	100,000	2,308,000

Thrifts & Mortgage Finance 2.0%

Berkshire Hills Bancorp, Inc.	81,000	1,932,660

Provident New York Bancorp	210,000	1,955,100

Simplicity Bancorp, Inc.	106,541	1,592,788

TrustCo Bank Corp.	666,700	3,520,176

ViewPoint Financial Group, Inc.	254,000	5,318,760

Total		14,319,484

Total Financials		125,832,483

Health Care 10.9%
Biotechnology 5.3%

Ariad Pharmaceuticals, Inc.(a)	214,000	4,104,520

BioMarin Pharmaceutical, Inc.(a)	115,000	5,663,750

Cepheid, Inc.(a)	231,800	7,837,158

Chelsea Therapeutics International Ltd.(a)	343,400	260,984

InterMune, Inc.(a)	80,000	775,200

NPS Pharmaceuticals, Inc.(a)	466,232	4,242,711

Onyx Pharmaceuticals, Inc.(a)	54,000	4,078,620

Raptor Pharmaceutical Corp.(a)	105,000	614,250

Seattle Genetics, Inc.(a)	266,304	6,178,253

Synageva Biopharma Corp.(a)	85,214	3,944,556

Total		37,700,002

Health Care Equipment & Supplies 1.4%

Sirona Dental Systems, Inc.(a)	151,000	9,733,460

Health Care Providers & Services 1.1%

Health Management Associates, Inc., Class A(a)	548,500	5,112,020

HealthSouth Corp.(a)	126,000	2,659,860

Total		7,771,880

Common Stocks (continued)
Issuer	Shares	Value ($)

Life Sciences Tools & Services 2.5%

Mettler-Toledo International, Inc.(a)	72,000	13,917,600

Techne Corp.	64,000	4,373,760

Total		18,291,360

Pharmaceuticals 0.6%

Akorn, Inc.(a)	350,000	4,676,000

Total Health Care		78,172,702

Industrials 27.2%
Aerospace & Defense 1.8%

HEICO Corp., Class A	160,000	5,116,800

Moog, Inc., Class A(a)	190,000	7,795,700

Total		12,912,500

Air Freight & Logistics 0.8%

Forward Air Corp.	153,704	5,381,177

Commercial Services & Supplies 2.8%

Acorn Energy, Inc.	227,031	1,773,112

Interface, Inc.	175,000	2,814,000

Knoll, Inc.	379,000	5,821,440

McGrath Rentcorp	230,000	6,674,600

Mobile Mini, Inc.(a)	150,000	3,124,500

Total		20,207,652

Electrical Equipment 5.9%

Acuity Brands, Inc.	91,500	6,197,295

AMETEK, Inc.	377,100	14,167,647

Generac Holdings, Inc.	139,000	4,769,090

II-VI, Inc.(a)	549,000	10,030,230

Polypore International, Inc.(a)	90,000	4,185,000

Thermon Group Holdings, Inc.(a)	120,000	2,703,600

Total		42,052,862

Machinery 8.7%

Chart Industries, Inc.(a)	12,144	809,641

Donaldson Co., Inc.	350,000	11,494,000

ESCO Technologies, Inc.	220,000	8,230,200

Kennametal, Inc.	235,000	9,400,000

Middleby Corp.(a)	11,000	1,410,310

Nordson Corp.	334,000	21,082,080

Oshkosh Corp.(a)	65,000	1,927,250

Toro Co. (The)	106,800	4,590,264

Wabtec Corp.	42,000	3,676,680

Total		62,620,425

Marine 0.7%

Kirby Corp.(a)	74,000	4,579,860

The accompanying Notes to Financial Statements are an integral part of this statement.

146	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Professional Services 1.0%

GP Strategies Corp.(a)	129,000	2,663,850

Insperity, Inc.	102,000	3,321,120

RCM Technologies, Inc.	189,000	954,450

Total		6,939,420

Road & Rail 2.0%

Avis Budget Group, Inc.(a)	373,500	7,402,770

Heartland Express, Inc.	181,000	2,365,670

Hertz Global Holdings, Inc.(a)	294,000	4,783,380

Total		14,551,820

Trading Companies & Distributors 3.5%

CAI International, Inc.(a)	254,121	5,577,956

H&E Equipment Services, Inc.	272,400	4,105,068

Rush Enterprises, Inc., Class A(a)	240,100	4,962,867

Rush Enterprises, Inc., Class B(a)	100,000	1,731,000

Textainer Group Holdings Ltd.	182,000	5,725,720

WESCO International, Inc.(a)	48,000	3,236,640

Total		25,339,251

Total Industrials		194,584,967

Information Technology 19.2%
Communications Equipment 1.4%

Finisar Corp.(a)	210,800	3,436,040

Ixia(a)	299,000	5,077,020

NETGEAR, Inc.(a)	38,000	1,497,960

Total		10,011,020

Electronic Equipment, Instruments & Components 3.1%

IPG Photonics Corp.	333,000	22,194,450

Internet Software & Services 1.0%

Liquidity Services, Inc.(a)	73,000	2,982,780

Saba Software, Inc.(a)	10,926	95,493

SPS Commerce, Inc.(a)	117,000	4,360,590

Total		7,438,863

IT Services 3.3%

ExlService Holdings, Inc.(a)	374,000	9,911,000

Global Payments, Inc.	53,000	2,400,900

Syntel, Inc.	88,271	4,730,443

Virtusa Corp.(a)	85,000	1,396,550

WEX, Inc.(a)	25,000	1,884,250

WNS Holdings Ltd., ADR(a)	310,000	3,230,200

Total		23,553,343

Common Stocks (continued)
Issuer	Shares	Value ($)

Office Electronics 0.5%

Zebra Technologies Corp., Class A(a)	85,000	3,338,800

Semiconductors & Semiconductor Equipment 4.3%

Atmel Corp.(a)	761,000	4,984,550

Entegris, Inc.(a)	453,000	4,158,540

Hittite Microwave Corp.(a)	25,000	1,552,500

Microsemi Corp.(a)	293,000	6,164,720

Monolithic Power Systems, Inc.	233,000	5,191,240

ON Semiconductor Corp.(a)	442,000	3,116,100

Pericom Semiconductor Corp.(a)	225,410	1,810,042

Ultratech, Inc.(a)	109,000	4,065,700

Total		31,043,392

Software 5.6%

ANSYS, Inc.(a)	98,000	6,599,320

Concur Technologies, Inc.(a)	62,000	4,186,240

Exa Corp.(a)	115,063	1,119,563

Informatica Corp.(a)	295,000	8,944,400

MICROS Systems, Inc.(a)	251,000	10,652,440

NetSuite, Inc.(a)	85,000	5,720,500

Solera Holdings, Inc.	59,000	3,154,730

Total		40,377,193

Total Information Technology		137,957,061

Materials 1.2%
Chemicals 0.9%

Albemarle Corp.	71,000	4,410,520

PolyOne Corp.	103,000	2,103,260

Total		6,513,780

Construction Materials 0.3%

Caesar Stone Sdot Yam Ltd.(a)	147,000	2,374,050

Total Materials		8,887,830

Telecommunication Services 2.5%
Diversified Telecommunication Services 2.1%

tw telecom, Inc.(a)	594,000	15,129,180

Wireless Telecommunication Services 0.4%

Boingo Wireless, Inc.(a)	347,000	2,619,850

Total Telecommunication Services		17,749,030

Total Common Stocks
(Cost: $545,697,718)		709,922,281

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	147

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

	Shares	Value ($)

Money Market Funds 1.2%

Columbia Short-Term Cash Fund, 0.142%(b)(c)	8,771,263	8,771,263

Total Money Market Funds
(Cost: $8,771,263)		8,771,263

Total Investments
(Cost: $554,468,981)		718,693,544

Other Assets & Liabilities, Net		(2,113,476)

Net Assets		716,580,068

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	13,983,967	122,092,133	(127,304,837)	8,771,263	8,499	8,771,263

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

148	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	116,556,477	—	—	116,556,477

Consumer Staples	2,283,300	—	—	2,283,300

Energy	27,898,431	—	—	27,898,431

Financials	125,832,483	—	—	125,832,483

Health Care	78,172,702	—	—	78,172,702

Industrials	194,584,967	—	—	194,584,967

Information Technology	137,957,061	—	—	137,957,061

Materials	8,887,830	—	—	8,887,830

Telecommunication Services	17,749,030	—	—	17,749,030

Total Equity Securities	709,922,281	—	—	709,922,281

Other

Money Market Funds	8,771,263	—	—	8,771,263

Total Other	8,771,263	—	—	8,771,263

Total	718,693,544	—	—	718,693,544

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	149

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – DFA International Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%
Issuer	Shares	Value ($)

Australia 5.4%
Alumina Ltd.	858,644	824,073

Asciano Ltd.	540,414	2,643,701

Atlas Iron Ltd.	73,569	140,783

Bank of Queensland Ltd.	147,773	1,140,470

Beach Energy Ltd	5,042	7,912

Bendigo and Adelaide Bank Ltd.	217,697	1,939,276

Boral Ltd.	384,808	1,765,671

Caltex Australia Ltd.	59,741	1,204,955

Echo Entertainment Group Ltd.	361,800	1,306,698

Fairfax Media Ltd.	661,928	353,742

GrainCorp Ltd., Class A	52,752	684,075

Harvey Norman Holdings Ltd.	287,196	571,720

Incitec Pivot Ltd.	713,769	2,433,508

Lend Lease Group	240,250	2,346,229

Macquarie Group Ltd.	272,294	10,200,412

Newcrest Mining Ltd.	211,678	4,951,716

Origin Energy Ltd.	592,375	7,281,890

OZ Minerals Ltd.	160,557	1,140,209

Primary Health Care Ltd	5,768	24,063

Qantas Airways Ltd.(a)	491,365	769,436

QBE Insurance Group Ltd.	6,431	73,686

Santos Ltd.	529,144	6,199,789

Seven Group Holdings Ltd.	57,060	508,923

Sims Metal Management Ltd.	85,319	843,067

Suncorp Ltd.	659,106	7,038,485

Tabcorp Holdings Ltd	14,950	47,750

Tatts Group Ltd.	638,975	2,012,624

Toll Holdings Ltd.	354,237	1,697,832

Treasury Wine Estates Ltd.	336,660	1,657,019

Wesfarmers Ltd.	637,399	24,591,580

Total		86,401,294

Austria 0.1%
Erste Group Bank AG(a)	41,956	1,333,974

Raiffeisen Bank International AG	25,222	1,049,210

Total		2,383,184

Belgium 1.4%
Ageas	92,290	2,726,916

Belgacom SA	80,490	2,367,337

D’ieteren SA/NV	61	2,451

Delhaize Group SA	87,793	3,536,199

Common Stocks (continued)
Issuer	Shares	Value ($)

KBC Groep NV	96,304	3,356,412

Solvay SA	39,454	5,741,034

UCB SA	72,112	4,131,181

Umicore SA	6,175	341,928

Total		22,203,458

Canada 12.5%
Aimia, Inc.	43,304	647,362

AuRico Gold, Inc.(a)	140,847	1,159,683

Barrick Gold Corp.	263,011	9,208,015

Bell Aliant, Inc.	8,935	236,422

Bonavista Energy Corp.	55,056	820,277

Cameco Corp.	214,600	4,226,414

Canadian Natural Resources Ltd.	353,962	10,218,883

Canadian Natural Resources Ltd.	234,491	6,751,606

Canadian Tire Corp., Ltd., Class A	41,572	2,899,633

Eldorado Gold Corp.	30,431	391,592

Empire Co., Ltd., Class A	15,249	903,718

Enerplus Corp.	102,765	1,332,732

Ensign Energy Services, Inc.	52,725	814,701

Fairfax Financial Holdings Ltd.	912	328,740

Genworth MI Canada, Inc.	8,600	195,309

George Weston Ltd.	9,600	682,143

Goldcorp, Inc.	200,924	7,373,911

Goldcorp, Inc.	248,312	9,129,154

Husky Energy, Inc.	208,963	6,176,246

IAMGOLD Corp.	83,073	951,243

Industrial Alliance Insurance & Financial Services, Inc.	13,498	425,824

Inmet Mining Corp.	26,819	1,995,450

Kinross Gold Corp.	662,500	6,433,849

Loblaw Companies Ltd.	56,500	2,381,668

Lundin Mining Corp.(a)	262,011	1,348,644

Magna International, Inc.	168,608	8,421,077

Manulife Financial Corp.	1,107,895	15,047,413

Methanex Corp.	24,108	767,811

Nexen, Inc.	417,396	11,149,303

Pan American Silver Corp.	6,100	114,253

Pan American Silver Corp.	29,214	547,450

Pengrowth Energy Corp.	164,286	817,549

Penn West Petroleum Ltd.	229,745	2,494,467

PetroBakken Energy Ltd., Class A	42,260	435,473

Precision Drilling Corp.	126,500	1,045,371

The accompanying Notes to Financial Statements are an integral part of this statement.

150	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Progressive Waste Solutions Ltd.	52,532	1,134,400

Quebecor, Inc., Class B	15,755	612,492

Research In Motion Ltd.(a)	169,400	2,009,571

Sun Life Financial, Inc.	360,351	9,553,087

Suncor Energy, Inc.	955,700	31,427,513

Talisman Energy, Inc.	586,200	6,629,888

Teck Resources Ltd.	200	7,533

Teck Resources Ltd., Class B	339,000	12,320,147

Thomson Reuters Corp.	228,668	6,616,131

TransAlta Corp.	106,855	1,624,256

Uranium One, Inc.(a)	261,200	617,091

West Fraser Timber Co., Ltd.	800	56,339

Yamana Gold, Inc.	434,700	7,477,347

Total		197,959,181

Denmark 1.5%
AP Moller - Maersk A/S, Class A	356	2,535,540

AP Moller - Maersk A/S, Class B	897	6,792,671

Carlsberg A/S, Class B	76,911	7,576,998

Danske Bank AS(a)	257,915	4,380,473

H Lundbeck A/S	36,462	534,773

Rockwool International A/S, Class B	957	107,591

TDC A/S	246,735	1,748,148

Total		23,676,194

Finland 0.8%
Kesko OYJ, Class A	513	16,515

Kesko OYJ, Class B	21,904	719,108

Neste Oil OYJ	53,005	687,166

Nokia OYJ	497,183	1,964,723

Stora Enso OYJ, Class R	576,884	4,037,847

UPM-Kymmene OYJ	409,671	4,819,677

Total		12,245,036

France 9.9%
Alcatel-Lucent(a)	873,448	1,177,639

ArcelorMittal	400,081	6,975,591

Arkema SA	6,039	634,087

BNP Paribas SA	294,655	16,774,724

Bollore SA	4,194	1,428,500

Bouygues SA	192,215	5,719,772

Cap Gemini SA	75,050	3,281,750

Casino Guichard Perrachon SA	28,716	2,750,490

Cie de St. Gobain	253,410	10,882,404

Common Stocks (continued)
Issuer	Shares	Value ($)

Cie Generale de Geophysique-Veritas(a)	60,098	1,826,158

Cie Generale des Etablissements Michelin	95,223	9,124,169

Credit Agricole SA(a)	302,250	2,461,546

Eiffage SA	1,700	76,170

Electricite de France SA	126,378	2,341,849

Eramet	1,530	226,760

France Telecom SA	1,025,914	11,381,302

GDF Suez	742,507	15,292,730

Groupe Eurotunnel SA	8,239	64,023

Lafarge SA	101,967	6,584,244

Lagardere SCA	56,145	1,888,487

Natixis	471,532	1,611,748

Peugeot SA(a)	50,579	369,100

Renault SA	156,761	8,513,380

Rexel SA	41,883	856,622

Sanofi	43,654	4,139,705

Societe Generale SA(a)	540,403	20,547,454

STMicroelectronics NV	323,257	2,346,696

Thales SA	25,675	894,585

Vallourec SA	1,493	78,371

Vivendi SA	711,228	16,085,096

Total		156,335,152

Germany 9.5%
Allianz SE, Registered Shares	166,334	23,186,454

Celesio AG	18,214	315,483

Commerzbank AG(a)	1,824,504	3,495,306

Daimler AG, Registered Shares	520,456	28,653,997

Deutsche Bank AG, Registered Shares	540,997	23,801,056

Deutsche Lufthansa AG, Registered Shares	192,510	3,639,263

Deutsche Telekom AG, Registered Shares	1,449,840	16,503,398

E.ON SE	892,922	16,747,674

HeidelbergCement AG	70,541	4,316,527

Muenchener Rueckversicherungs AG, Registered Shares	90,930	16,415,389

RWE AG	119,465	4,955,107

Salzgitter AG	7,825	410,098

ThyssenKrupp AG	162,282	3,831,897

Volkswagen AG	17,173	3,725,464

Total		149,997,113

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	151

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Greece —%
Coca Cola Hellenic Bottling Co. SA	32,833	767,082

Hong Kong 1.6%
Cathay Pacific Airways Ltd.	449,000	833,971

Foxconn International Holdings Ltd.(a)	1,064,000	521,910

Henderson Land Development Co., Ltd.	493,399	3,532,347

Hongkong & Shanghai Hotels (The)	122,750	172,409

Hopewell Holdings Ltd.	227,000	984,234

Hutchison Whampoa Ltd.	595,000	6,305,185

Kowloon Development Co., Ltd.	58,000	69,941

New World Development Co., Ltd.	2,865,305	4,536,281

Orient Overseas International Ltd.	133,000	878,021

Wharf Holdings Ltd.	624,000	4,973,107

Wheelock & Co., Ltd.	448,000	2,285,289

Total		25,092,695

Ireland —%
Governor & Co. of the Bank of Ireland (The)(a)	1,109,812	169,644

Israel 0.4%
Bank Hapoalim BM(a)	584,885	2,509,414

Bank Leumi Le-Israel BM(a)	379,223	1,290,810

Elbit Systems Ltd.	1,306	52,404

Israel Discount Bank Ltd., Class A(a)	1,149,901	1,910,136

Total		5,762,764

Italy 1.0%
Banca Monte dei Paschi di Siena SpA(a)	2,312,349	691,619

Banco Popolare SC(a)	186,982	311,356

Fiat SpA(a)	336,908	1,697,145

Mediaset SpA	140,209	291,291

Parmalat SpA	143,732	334,421

Telecom Italia SpA	6,689,070	6,067,430

UniCredit SpA(a)	894,266	4,403,774

Unione di Banche Italiane SCPA	309,893	1,445,061

Total		15,242,097

Japan 17.9%
77 Bank Ltd. (The)	154,000	617,010

Aeon Co., Ltd.	321,900	3,678,842

Aisin Seiki Co., Ltd.	8,600	268,553

Alfresa Holdings Corp.	18,500	723,115

Common Stocks (continued)
Issuer	Shares	Value ($)

Amada Co., Ltd.	149,000	969,551

Asahi Glass Co., Ltd.	733,000	5,352,069

Asahi Kasei Corp.	638,000	3,772,565

Autobacs Seven Co., Ltd.	10,500	440,196

Canon Marketing Japan, Inc.	21,000	300,928

Chugoku Bank Ltd. (The)	34,000	474,564

Citizen Holdings Co., Ltd.	109,300	577,370

Coca-Cola West Co., Ltd.	25,500	393,728

COMSYS Holdings Corp.	42,700	548,422

Cosmo Oil Company Ltd.	256,000	573,335

Dai Nippon Printing Co., Ltd.	247,000	1,936,835

Daicel Corp.	122,000	807,194

Denki Kagaku Kogyo KK	141,000	482,754

Ebara Corp.	153,000	643,879

Fuji Media Holdings, Inc.	199	300,781

FUJIFILM Holdings Corp.	241,100	4,850,898

Fujitsu Ltd.	331,000	1,388,206

Fukuoka Financial Group, Inc.	349,000	1,397,665

Fukuyama Transporting Co., Ltd.	56,000	284,771

Furukawa Electric Co., Ltd.(a)	524,000	1,178,536

Glory Ltd.	2,500	57,939

Gunma Bank Ltd. (The)	160,000	782,809

H2O Retailing Corp.	15,000	140,196

Hachijuni Bank Ltd. (The)	155,000	777,640

Hakuhodo DY Holdings, Inc.	9,530	616,698

Hankyu Hanshin Holdings, Inc.	291,000	1,504,563

Hitachi Capital Corp.	21,000	433,162

Hitachi Transport System Ltd	1,200	17,532

Hokuhoku Financial Group, Inc.	70,000	103,291

House Foods Corp.	28,700	432,452

Ibiden Co., Ltd.	43,000	688,089

Idemitsu Kosan Co., Ltd.	9,900	862,671

Inpex Corp.	1,162	6,214,794

Isetan Mitsukoshi Holdings Ltd.	166,700	1,631,387

Iyo Bank Ltd. (The)	65,000	515,251

J Front Retailing Co., Ltd.	203,000	1,125,098

JFE Holdings, Inc.	352,700	6,647,212

JTEKT Corp.	93,600	892,329

JX Holdings, Inc.	1,694,800	9,568,449

K’s Holdings Corp.	700	17,819

Kajima Corp.	218,000	721,294

Kamigumi Co., Ltd.	103,000	821,820

Kaneka Corp.	116,000	586,920

The accompanying Notes to Financial Statements are an integral part of this statement.

152	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Kawasaki Kisen Kaisha Ltd.(a)	277,000	425,364

Kinden Corp.	59,000	384,491

Kobe Steel Ltd.(a)	974,000	1,244,508

Konica Minolta Holdings, Inc.	356,000	2,561,895

Kyocera Corp.	67,400	6,110,841

Kyowa Hakko Kirin Co., Ltd.	92,000	907,600

Lintec Corp.	1,100	20,586

Marui Group Co., Ltd.	92,800	741,350

Mazda Motor Corp.(a)	1,150,000	2,360,163

Medipal Holdings Corp.	69,400	769,465

MEIJI Holdings Co., Ltd.	28,100	1,218,633

Mitsubishi Chemical Holdings Corp.	680,500	3,389,965

Mitsubishi Corp.	772,600	14,874,838

Mitsubishi Gas Chemical Co., Inc.	298,000	1,827,894

Mitsubishi Heavy Industries Ltd.	632,000	3,057,129

Mitsubishi Logistics Corp.	48,000	688,761

Mitsubishi Materials Corp.	493,000	1,685,406

Mitsubishi Tanabe Pharma Corp.	98,700	1,287,213

Mitsubishi UFJ Financial Group, Inc.	6,486,400	35,098,647

Mitsui & Co., Ltd.	939,900	14,088,035

Mitsui Chemicals, Inc.	361,000	940,788

Mitsui OSK Lines Ltd.	513,000	1,528,202

MS&AD Insurance Group Holdings, Inc.	8,800	175,621

Nagase & Co., Ltd.	46,400	514,119

NEC Corp.(a)	1,149,000	2,423,629

NGK Spark Plug Co., Ltd.	117,000	1,558,595

Nippon Electric Glass Co., Ltd.	176,000	1,002,143

Nippon Express Co., Ltd.	1,073,000	4,433,894

Nippon Meat Packers, Inc.	80,000	1,108,961

Nippon Paper Group, Inc.	41,100	571,052

Nippon Shokubai Co., Ltd.	57,000	583,858

Nippon Steel & Sumitomo Metal Corp.	2,657,300	6,542,734

Nippon Television Holdings, Inc.	21,300	284,734

Nippon Yusen KK	688,000	1,619,436

Nishi-Nippon City Bank Ltd. (The)	159,000	394,533

Nissan Shatai Co., Ltd.	30,000	377,188

Nisshin Seifun Group, Inc.	83,500	1,044,931

Nisshin Steel Holdings Co., Ltd(a)	14,400	131,310

Nisshinbo Holdings, Inc.	61,000	516,325

NOK Corp.	700	10,961

Nomura Holdings, Inc.	1,890,700	11,191,603

NTN Corp.	201,000	544,783

Common Stocks (continued)
Issuer	Shares	Value ($)

Obayashi Corp.	297,000	1,674,519

Oji Holdings Corp.	60,000	206,961

Panasonic Corp.	1,149,200	7,023,249

Pola Orbis Holdings, Inc.	6,800	195,243

Ricoh Co., Ltd.	294,000	3,120,646

Rohm Co., Ltd.	43,800	1,431,815

Sankyo Co., Ltd.	9,900	392,832

SBI Holdings, Inc.	92,950	830,908

Seiko Epson Corp.	54,000	440,462

Seino Holdings Corp.	62,000	393,336

Sekisui House Ltd.	254,000	2,781,218

Sharp Corp.	673,000	2,353,772

Shimizu Corp.	261,000	981,131

Shinsei Bank Ltd.	604,000	1,208,929

Showa Denko KK	72,000	110,047

Showa Shell Sekiyu KK	78,300	443,512

SKY Perfect JSAT Holdings, Inc.	704	294,005

Sojitz Corp.	524,100	774,903

Sony Corp.	523,000	5,865,686

Sumitomo Chemical Co., Ltd.	672,000	2,117,766

Sumitomo Corp.	617,100	7,917,271

Sumitomo Electric Industries Ltd.	561,800	6,493,747

Sumitomo Forestry Co., Ltd.	59,700	564,489

Sumitomo Heavy Industries Ltd.	229,000	1,097,489

Sumitomo Metal Mining Co., Ltd.	230,000	3,246,653

Sumitomo Mitsui Financial Group, Inc.	344,200	12,508,854

Sumitomo Mitsui Trust Holdings, Inc.	1,209,000	4,259,681

Suzuken Co., Ltd.	32,800	924,075

Suzuki Motor Corp.	16,400	429,160

Taisei Corp.	432,000	1,436,519

Takashimaya Co., Ltd.	113,000	804,117

TDK Corp.	36,800	1,340,137

Teijin Ltd.	413,000	1,028,515

Tokai Rika Co., Ltd.	18,900	263,124

Tokyo Broadcasting System Holdings, Inc.	15,300	161,354

Tokyo Tatemono Co., Ltd.	56,000	288,458

Toppan Printing Co Ltd	248,000	1,537,383

Tosoh Corp.	223,000	536,540

Toyo Seikan Kaisha Ltd.	63,800	859,737

Toyoda Gosei Co., Ltd.	26,300	534,595

Toyota Tsusho Corp.	89,000	2,196,767

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	153

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

UNY Co., Ltd.	89,400	662,473

Ushio, Inc.	17,500	191,900

Wacoal Holdings Corp.	45,000	467,572

Yamada Denki Co., Ltd.	25,850	999,128

Yamaguchi Financial Group, Inc.	94,000	830,151

Yamaha Corp.	65,600	695,746

Yamato Kogyo Co., Ltd.	19,000	556,460

Yamazaki Baking Co., Ltd	12,000	133,712

Total		282,970,113

Netherlands 3.2%
Aegon NV	1,407,366	9,091,328

Akzo Nobel NV	158,021	10,460,476

ING Groep NV-CVA(a)	2,391,404	22,713,524

Koninklijke DSM NV	125,628	7,656,486

Randstad Holding NV	34,521	1,281,321

Total		51,203,135

New Zealand 0.1%
Contact Energy Ltd.(a)	60,787	262,475

Fletcher Building Ltd.	179,477	1,259,804

Total		1,522,279

Norway 1.0%
Cermaq ASA	770	11,679

DNB ASA	425,443	5,437,867

Marine Harvest ASA(a)	1,143,832	1,065,552

Norsk Hydro ASA	485,380	2,463,561

Orkla ASA	393,729	3,450,457

Stolt-Nielsen Ltd.	3,206	66,338

Storebrand ASA(a)	52,518	257,573

Subsea 7 SA	143,886	3,457,913

Veripos, Inc.(a)	3,598	14,242

Wilh Wilhelmsen ASA	6,100	55,002

Total		16,280,184

Portugal 0.1%
EDP Renovaveis SA(a)	60,895	322,953

Portugal Telecom SGPS SA, Registered Shares	197,936	985,681

Total		1,308,634

Common Stocks (continued)
Issuer	Shares	Value ($)

Singapore 0.9%
CapitaLand Ltd.	1,363,000	4,195,467

Golden Agri-Resources Ltd.	4,202,000	2,261,309

Indofood Agri Resources Ltd.	217,000	239,827

Keppel Land Ltd.	444,000	1,487,071

Neptune Orient Lines Ltd.(a)	553,000	526,612

Noble Group Ltd.	1,750,000	1,690,713

Overseas Union Enterprise Ltd.	234,000	536,537

Singapore Airlines Ltd.	348,000	3,086,603

Venture Corp., Ltd.	38,000	251,949

Wilmar International Ltd.	141,000	389,271

Total		14,665,359

Spain 2.1%
Acciona SA	13,400	1,000,694

Banco de Sabadell SA(a)	810,737	2,120,302

Banco Espanol de Credito SA	37,650	178,433

Banco Popular Espanol SA(a)	534,042	417,423

Banco Santander SA(a)	3,370,445	27,391,652

CaixaBank	7,857	27,524

CaixaBank SA	353,607	1,238,705

Iberdrola SA	74,424	415,636

Repsol SA	35,529	725,244

Total		33,515,613

Sweden 3.5%
Boliden AB	272,506	5,177,888

Husqvarna AB	5,198	31,547

Husqvarna AB, Class A	146	884

Meda AB, Class A	101,207	1,043,306

Nordea Bank AB	1,358,507	13,067,379

Saab AB, Class B	150,051	3,125,338

Skandinaviska Enskilda Banken AB	9,980	82,050

Skandinaviska Enskilda Banken AB, Class A	1,183,279	10,123,752

SSAB AB, Class A	66,348	584,556

SSAB AB, Class B	35,260	263,724

Svenska Cellulosa AB, Class A	22,778	494,218

Svenska Cellulosa AB, Class B	406,211	8,832,088

Telefonaktiebolaget LM Ericsson	5,505	54,092

Telefonaktiebolaget LM Ericsson, Class B	1,180,382	11,923,333

Total		54,804,155

The accompanying Notes to Financial Statements are an integral part of this statement.

154	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Switzerland 4.9%
ABB Ltd.	54,787	1,136,147

Adecco SA, Registered Shares	66,462	3,519,712

Alpiq Holding AG, Registered Shares	673	96,599

Aryzta AG	37,760	1,942,957

Baloise Holding AG, Registered Shares	10,272	887,221

Clariant AG, Registered Shares	65,460	892,857

Credit Suisse Group AG, Registered Shares	495,190	12,085,791

Givaudan SA	346	365,649

Holcim Ltd., Registered Shares	130,292	9,596,668

Lonza Group AG, Registered Shares	8,095	438,637

Novartis AG, Registered Shares	231,150	14,602,505

Sulzer AG, Registered Shares	8,251	1,305,879

Swiss Life Holding AG	220	29,365

Swiss Re AG	158,601	11,498,386

UBS AG, Registered Shares	1,226,675	19,196,092

Total		77,594,465

United Kingdom 21.7%
Anglo American PLC	309,718	9,763,280

Aviva PLC	1,825,100	11,293,620

Barclays PLC	4,687,900	20,364,146

Barclays PLC ADR	175,780	3,044,510

BP PLC	6,573,420	45,704,422

BP PLC, ADR	375,912	15,652,976

Carnival PLC, ADR	86,326	3,345,132

Eurasian Natural Resources Corp. PLC	93,158	440,588

HSBC Holdings PLC, ADR	1,315,634	69,820,696

Inchcape PLC	348,939	2,479,760

International Consolidated Airlines Group SA(a)	383,148	1,161,853

Investec PLC	174,092	1,211,964

J Sainsbury PLC	617,565	3,493,963

Kazakhmys PLC	102,289	1,322,052

Common Stocks (continued)
Issuer	Shares	Value ($)

Kingfisher PLC	1,114,479	5,207,486

Lloyds Banking Group PLC(a)	25,636,300	20,429,440

Mondi PLC	82,756	913,456

Old Mutual PLC(a)	2,333,175	6,852,616

Resolution Ltd.	644,008	2,620,107

Rexam PLC	67,390	482,189

Royal Bank of Scotland Group PLC, ADR(a)	313,379	3,381,359

Royal Dutch Shell PLC, Class A	955,437	32,886,350

RSA Insurance Group PLC	641,259	1,324,309

Travis Perkins PLC	1,507	27,002

Vedanta Resources PLC	13,780	266,057

Vodafone Group PLC	9,549,600	24,038,878

Vodafone Group PLC, ADR	1,381,329	34,795,677

Wm Morrison Supermarkets PLC	66,127	283,927

WPP PLC(a)	152,454	2,227,228

Xstrata PLC	1,035,146	18,069,308

Total		342,904,351

Total Common Stocks
(Cost: $1,469,792,861)		1,575,003,182

Rights —%
Spain —%
Repsol SA(a)	8,540	5,208

Total Rights
(Cost: $—)		5,208

Money Market Funds 0.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	4,819,862	4,819,862

Total Money Market Funds
(Cost: $4,819,862)		4,819,862

Total Investments
(Cost: $1,474,612,723)		1,579,828,252

Other Assets & Liabilities, Net		3,352,721

Net Assets		1,583,180,973

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	155

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,519,410	282,899,989	(282,599,537)	4,819,862	8,636	4,819,862

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

156	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	22,541,827	103,018,563	—	125,560,390

Consumer Staples	3,967,529	70,517,250	—	74,484,779

Energy	100,610,489	117,644,561	—	218,255,050

Financials	101,796,939	449,519,884	—	551,316,823

Health Care	—	29,841,123	—	29,841,123

Industrials	1,134,400	150,496,319	—	151,630,719

Information Technology	2,009,571	47,458,223	—	49,467,794

Materials	59,282,422	157,894,740	—	217,177,162

Telecommunication Services	35,032,100	79,177,270	—	114,209,370

Utilities	1,624,256	41,435,716	—	43,059,972

Rights

Energy	—	5,208	—	5,208

Total Equity Securities	327,999,533	1,247,008,857	—	1,575,008,390

Other

Money Market Funds	4,819,862	—	—	4,819,862

Total Other	4,819,862	—	—	4,819,862

Total	332,819,395	1,247,008,857	—	1,579,828,252

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	157

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Senior Loans 93.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Aerospace & Defense 1.6%
DAE Aviation Holdings, Inc. Tranche B1 Term Loan(a)(b)
11/02/18	6.250%	617,718	623,895

Ducommun, Inc. Term Loan(a)(b)
06/28/17	5.500%	513,553	514,837

IAP Worldwide Services, Inc. 1st Lien Term Loan(a)(b)
12/31/15	10.000%	3,719,901	2,894,083

Sequa Corp. Term Loan(a)(b)
06/19/17	5.250%	1,475,000	1,482,832

Silver II Borrower SCA Term Loan(a)(b)
12/13/19	5.000%	1,850,000	1,866,187

Standard Aero Ltd. Tranche B2 Term Loan(a)(b)
11/02/18	6.250%	280,032	282,832

TransDigm, Inc.(a)(b) Tranche B1 Term Loan
02/14/17	4.000%	1,672,823	1,680,619

Tranche B2 Term Loan
02/14/17	4.000%	2,455,357	2,470,703

Wyle Services Corp. 1st Lien Term Loan(a)(b)
03/26/17	5.000%	692,958	694,690

Total			12,510,678

Automotive 3.7%
ASP HHI Acquisition Co., Inc. Term Loan(a)(b)
10/05/18	6.000%	1,950,000	1,969,500

Chrysler Group LLC Tranche B Term Loan(a)(b)
05/24/17	6.000%	6,013,437	6,132,022

Delphi Corp. Tranche B Term Loan(a)(b)
03/31/17	3.500%	2,034,210	2,042,693

Federal-Mogul Corp.(a)(b)
Tranche B Term Loan
12/29/14	2.148%	4,513,037	4,146,352

Tranche C Term Loan
12/28/15	2.148%	2,302,570	2,115,486

Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b)
04/30/19	4.750%	8,375,000	8,420,811

Veyance Technologies, Inc.(a)(b) Delayed Draw Term Loan
07/31/14	2.470%	493,375	487,208

Term Loan
07/31/14	2.470%	3,444,547	3,401,490

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Tranche 1 Term Loan
07/31/14	5.500%	397,000	396,008

Total			29,111,570

Banking 0.2%
Hamilton Lane Advisors LLC Term Loan(a)(b)
02/28/18	6.500%	818,125	820,170

TCW Group, Inc. Tranche B Term Loan(a)(b)(c)
12/28/19	4.000%	500,000	500,000

Walter Investment Management Corp. Tranche B Term Loan(a)(b)
11/28/17	5.750%	395,000	395,822

Total			1,715,992

Brokerage 1.0%
Nuveen Investments, Inc.(a)(b)
1st Lien Term Loan
05/13/17	5.811%	3,344,640	3,356,346
05/13/17	5.811%	3,905,360	3,920,005
05/13/17	7.250%	575,000	576,978

Total			7,853,329

Chemicals 3.7%
AZ Chem U.S., Inc. Term Loan(a)(b)
12/22/17	7.250%	1,217,199	1,228,860

Chemtura Corp. Term Loan(a)(b)
08/27/16	5.500%	600,000	606,750

Emerald Performance Materials LLC 1st Lien Term Loan(a)(b)
05/18/18	6.750%	771,125	771,125

General Chemical Corp. Tranche B Term Loan(a)(b)
10/06/15	5.002%	454,434	455,570

Ineos U.S. Finance LLC Term Loan(a)(b)
05/04/18	6.500%	7,351,962	7,423,423

Momentive Specialty Chemicals, Inc.(a)(b) Tranche C1B Term Loan
05/05/15	4.000%	2,689,404	2,694,460

Tranche C2B Term Loan
05/05/15	4.063%	1,151,735	1,153,900

Tranche C4B Term Loan
05/05/15	4.125%	953,420	935,544

Tranche C7B Term Loan
05/05/15	4.063%	925,016	906,515

Omnova Solutions, Inc. Term Loan(a)(b)
05/31/17	5.500%	2,425,500	2,449,755

The accompanying Notes to Financial Statements are an integral part of this statement.

158	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

PQ Corp. Tranche B Term Loan(a)(b)
04/15/17	5.250%	1,075,000	1,080,225

Taminco Global Chemical Corp. Tranche B1 Term Loan(a)(b)
02/15/19	5.250%	446,625	448,858

Trinseo Materials Operating SCA Term Loan(a)(b)
08/02/17	8.000%	1,951,500	1,898,146

Tronox Pigments B.V.(a)(b) Delayed Draw Term Loan
02/08/18	4.250%	735,589	742,489

Term Loan
02/08/18	4.250%	2,697,161	2,722,460

Univar, Inc. Tranche B Term Loan(a)(b)
06/30/17	5.000%	3,396,280	3,382,016

Total			28,900,096

Construction Machinery 0.5%
Brock Holdings III, Inc. 1st Lien Term Loan(a)(b)
03/16/17	6.000%	2,113,865	2,117,395

CPM Acquisition Corp. 1st Lien Term Loan(a)(b)
08/29/17	6.250%	523,688	526,306

Manitowoc Co., Inc. (The) Tranche B Term Loan(a)(b)
11/13/17	4.250%	151,875	152,682

Terex Corp. Term Loan(a)(b)
04/28/17	4.500%	790,020	799,405

Total			3,595,788

Consumer Cyclical Services 4.4%
Acosta, Inc. Tranche D Term Loan(a)(b)
03/02/18	5.000%	5,144,152	5,189,163

Brickman Group Holdings, Inc. Tranche B1 Term Loan(a)(b)
10/14/16	5.500%	1,939,081	1,961,710

Bright Horizons Family Solutions LLC(a)(b) Tranche B Term Loan
05/28/15	4.220%	1,940,152	1,939,182

Tranche C Term Loan
05/23/17	5.251%	627,195	630,330

IG Investments Holdings LLC Tranche B 1st Lien Term Loan(a)(b)
10/31/19	6.000%	725,000	730,438

KAR Auction Services, Inc. Term Loan(a)(b)
05/19/17	5.000%	3,102,750	3,131,450

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Live Nation Entertainment, Inc. Tranche B Term Loan(a)(b)
11/07/16	4.500%	5,242,975	5,295,405

Orbitz Worldwide, Inc. Term Loan(a)(b)
07/25/14	3.212%	1,788,663	1,711,161

RGIS Services LLC(a)(b) Term Loan
10/18/16	4.561%	1,870,543	1,877,558

Tranche C Term Loan
10/18/17	5.500%	2,508,550	2,524,228

Sabre, Inc. Term Loan(a)(b)
09/30/14	2.212%	520,244	519,333

Travelport LLC(a)(b) Delayed Draw Term Loan
08/23/15	5.105%	1,712,718	1,644,209

Tranche S Term Loan
08/23/15	5.061%	513,013	492,493

U.S. Security Associates Holdings, Inc.(a)(b) Delayed Draw Term Loan
07/28/17	6.000%	133,466	133,884

Tranche B Term Loan
07/28/17	6.000%	681,895	684,030

Weight Watchers International, Inc. Tranche F Term Loan(a)(b)
03/15/19	4.000%	1,588,000	1,598,814

West Corp.(a)(b) Tranche B4 Term Loan
07/15/16	5.500%	2,904,810	2,944,141

Tranche B5 Term Loan
07/15/16	5.500%	618,625	627,001

Tranche B6 Term Loan
06/30/18	5.750%	1,218,875	1,236,232

Total			34,870,762

Consumer Products 2.6%
ACCO Brands Corp. Tranche B Term Loan(a)(b)
05/01/19	4.250%	1,143,625	1,152,202

Affinion Group, Inc. Tranche B Term Loan(a)(b)
07/16/15	0.000%	4,862,668	4,453,912

Bombardier Recreational Products, Inc.(a)(b) Tranche B2 Term Loan
06/28/16	4.510%	1,970,485	1,976,653

Bombardier Recreational Products, Inc.(a)(b)(c) Tranche B2 Term Loan
06/28/16	4.510%	425,000	426,330

NBTY, Inc. Tranche B1 Term Loan(a)(b)
10/01/17	4.250%	5,154,186	5,199,904

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	159

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Prestige Brands, Inc. Tranche B Term Loan(a)(b)
01/31/19	5.261%	407,292	411,621

Serta Simmons Holdings LLC Term Loan(a)(b)
10/01/19	5.000%	1,550,000	1,551,287

Spectrum Brands, Inc. Term Loan(a)(b)
12/17/19	4.500%	3,100,000	3,128,086

Visant Corp. Tranche B Term Loan(a)(b)
12/22/16	5.250%	2,220,482	2,012,312

Wolverine World Wide, Inc. Tranche B Term Loan(a)(b)
07/31/19	4.000%	509,437	512,621

Total			20,824,928

Diversified Manufacturing 2.0%
BakerCorp International, Inc. Term Loan(a)(b)
06/01/18	5.000%	2,314,009	2,327,037

Colfax Corp. Tranche B Term Loan(a)(b)
01/11/19	4.500%	3,499,700	3,521,013

Generac Power System, Inc. Term Loan(a)(b)
05/30/18	6.250%	1,720,687	1,756,529

Grede LLC Tranche B Term Loan(a)(b)
04/03/17	7.000%	2,120,000	2,120,000

Pelican Products, Inc. 1st Lien Term Loan(a)(b)
07/11/18	7.000%	995,000	985,050

Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b)
04/01/18	4.500%	3,885,823	3,913,335

Tomkins LLC/Inc. Tranche B1 Term Loan(a)(b)
09/29/16	0.000%	1,238,341	1,244,272

Total			15,867,236

Electric 2.0%
AES Corp. (The) Term Loan(a)(b)
06/01/18	4.250%	1,536,429	1,551,547

Calpine Corp.(a)(b) Term Loan
04/01/18	4.500%	1,083,500	1,092,796
04/01/18	4.500%	2,087,191	2,105,099

Dynegy Midwest Generation LLC Term Loan(a)(b)
08/05/16	9.250%	496,106	515,062

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Dynegy Power LLC Term Loan(a)(b)
08/05/16	9.250%	817,840	853,621

Invenergy Wind Power LLC Term Loan(b)
11/22/17	9.000%	795,491	809,412

LSP Madison Funding LLC(a)(b) Term Loan
06/28/19	5.500%	1,147,125	1,163,620

LSP Madison Funding LLC(a)(b)(c) Term Loan
06/28/19	5.500%	1,592,400	1,615,299

NRG Energy, Inc. Term Loan(a)(b)
07/01/18	4.000%	2,070,795	2,091,027

Raven Power Finance LLC Term Loan(a)(b)
11/30/18	7.250%	475,000	474,112

Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b)
10/10/17	4.746%	5,315,974	3,531,348

Total			15,802,943

Entertainment 3.4%
AMC Entertainment, Inc.(a)(b) Tranche B2 Term Loan
12/15/16	4.250%	3,892,785	3,915,480

Tranche B3 Term Loan
02/22/18	4.750%	1,113,750	1,123,217

Alpha Topco Ltd. Tranche B2 Term Loan(a)(b)
04/30/19	6.000%	2,481,281	2,514,381

Cedar Fair LP Tranche 1 Term Loan(a)(b)
12/15/17	4.000%	1,715,449	1,730,099

Cinedigm Digital Funding I LLC Term Loan(a)(b)
04/29/16	5.250%	1,281,325	1,281,325

ClubCorp Club Operations, Inc. Tranche B Term Loan(a)(b)
11/30/16	0.000%	3,023,343	3,057,356

SeaWorld Parks & Entertainment, Inc. Tranche B Term Loan(a)(b)
08/17/17	4.000%	6,315,971	6,355,382

Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b)
12/20/18	4.000%	643,114	645,410

Town Sports International LLC Term Loan(a)(b)
05/11/18	5.750%	1,803,183	1,814,453

The accompanying Notes to Financial Statements are an integral part of this statement.

160	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

WMG Acquisitions Corp. Term Loan(a)(b)
11/01/18	5.250%	500,000	505,315

Zuffa LLC Term Loan(a)(b)
06/19/15	2.250%	3,719,567	3,674,932

Total			26,617,350

Environmental 0.8%
ADS Waste Holdings, Inc. Term Loan(a)(b)
10/09/19	5.250%	1,900,000	1,921,375

Tervita Corp.(a)(b) Term Loan
11/14/14	3.209%	2,485,663	2,445,271

Tranche A Term Loan
11/14/14	6.500%	1,612,813	1,612,813

Total			5,979,459

Food and Beverage 3.7%
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b)
07/10/17	5.750%	1,200,000	1,212,000

Aramark Corp.(a)(b) 2nd Letter of Credit
07/26/16	0.059%	52,186	52,214

3rd Letter of Credit
07/26/16	0.059%	286,407	286,559

Tranche B Term Loan
07/26/16	3.462%	793,528	793,948

Tranche C Term Loan
07/26/16	0.000%	1,555,280	1,556,104

Centerplate, Inc. Tranche A Term Loan(a)(b)
10/15/18	5.750%	325,000	325,894

Clearwater Seafoods Limited Partnership Tranche B Term Loan(a)(b)
06/06/18	0.000%	497,500	497,500

Del Monte Foods Co. Term Loan(a)(b)
03/08/18	4.500%	6,406,776	6,410,812

Dole Food Co., Inc. Tranche B2 Term Loan(a)(b)
07/08/18	5.033%	1,077,344	1,078,184

High Liner Foods, Inc. Term Loan(a)(b)
12/19/17	7.000%	742,500	743,896

JBS U.S.A. LLC Term Loan(a)(b)
05/25/18	4.250%	6,531,623	6,507,130

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Pinnacle Foods Finance LLC(a)(b) Tranche E Term Loan
10/17/18	4.750%	347,375	349,730
Tranche F Term Loan
10/17/18	4.750%	273,625	275,847

Sagittarius Restaurants LLC Term Loan(a)(b)
05/18/15	7.511%	342,031	339,466

Solvest Ltd. Tranche C2 Term Loan(a)(b)
07/08/18	5.018%	1,927,881	1,929,385

U.S. Foods, Inc. Term Loan(a)(b)
03/31/17	0.000%	4,418,200	4,414,047

Wilton Brands LLC Tranche B Term Loan(a)(b)
08/30/18	7.500%	691,250	696,434

Windsor Quality Food Co., Ltd. Tranche B Term Loan(a)(b)
02/16/17	5.000%	1,816,000	1,799,347

Total			29,268,497

Gaming 1.1%
Affinity Gaming LLC Term Loan(a)(b)
11/09/17	5.500%	521,063	525,622

Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B3 Term Loan
01/28/15	3.211%	1,488,521	1,463,336

Tranche B6 Term Loan
01/28/18	5.460%	5,567,057	4,961,640

Isle of Capri Casinos, Inc. Term Loan(a)(b)
03/25/17	4.750%	1,007,062	1,017,636

Pinnacle Entertainment, Inc. Tranche A Term Loan(a)(b)
03/19/19	4.000%	669,938	673,287

Total			8,641,521

Gas Distributors 0.6%
Obsidian Holdings LLC Tranche A Term Loan(a)(b)
11/02/15	6.750%	778,362	772,524

Obsidian Natural Gas Trust Term Loan(a)(b)
11/02/15	7.000%	3,948,947	3,988,436

Total			4,760,960

Gas Pipelines 0.2%
Tallgrass Operations LLC Tranche B Term Loan(a)(b)
11/13/18	5.250%	1,975,000	1,990,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	161

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Health Care 10.1%
Alere, Inc.(a)(b) Tranche B Term Loan
06/30/17	4.750%	4,656,174	4,671,121
Tranche B1 Term Loan
06/30/17	4.750%	668,250	670,395
Tranche B2 Term Loan
06/30/17	4.753%	570,688	572,519

Alliance HealthCare Services, Inc. Term Loan(a)(b)
06/01/16	7.250%	1,446,777	1,426,884

BSN Medical Luxembourg Holding, S.A.R.L. Tranche B1A Term Loan(a)(b)
08/28/19	5.000%	600,000	601,500

Bausch & Lomb, Inc. Term Loan(a)(b)
05/17/19	5.250%	4,591,925	4,624,711

Biomet, Inc. Tranche B1 Term Loan(a)(b)
07/25/17	4.060%	816,522	820,491

CHG Buyer Corp. 1st Lien Term Loan(a)(b)
11/19/19	5.000%	598,500	597,500

CRC Health Corp. Tranche B2 Term Loan(a)(b)
11/16/15	4.712%	2,447,208	2,404,381

Community Health Systems, Inc. Term Loan(a)(b)
01/25/17	3.811%	4,555,161	4,579,623

ConvaTec, Inc. Term Loan(a)(b)
12/22/16	5.000%	2,048,005	2,070,185

DJO Finance LLC(a)(b) Tranche B2 Term Loan
11/01/16	5.212%	1,616,523	1,619,691
Tranche B3 Term Loan
09/15/17	0.000%	1,364,688	1,369,806

DaVita HealthCare Partners, Inc. Tranche B Term Loan(a)(b)
10/20/16	4.500%	2,572,500	2,585,826

Drumm Investors LLC Term Loan(a)(b)
05/04/18	0.000%	1,966,616	1,840,418

Emergency Medical Services Corp. Term Loan(a)(b)
05/25/18	5.250%	4,480,152	4,511,334

HCA, Inc.(a)(b) Tranche B2 Term Loan
03/31/17	3.561%	3,000,000	3,007,020
Tranche B3 Term Loan
05/01/18	3.462%	1,000,000	1,002,080

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Hanger Orthopedic Group, Inc. Tranche C Term Loan(a)(b)
12/01/16	4.000%	1,960,234	1,960,234

Health Management Associates, Inc. Tranche B Term Loan(a)(b)
11/18/18	4.500%	4,432,731	4,463,849

Hologic, Inc. Tranche B Term Loan (a)(b)
08/01/19	4.500%	1,945,125	1,966,657

IMS Health, Inc. Tranche B Term Loan(a)(b)
08/26/17	4.500%	1,933,504	1,946,787

Kindred HealthCare, Inc. Term Loan(a)(b)
06/01/18	5.250%	1,372,454	1,338,143

LHP Operations Co. LLC Term Loan(a)(b)
07/03/18	9.000%	572,125	576,416

MX U.S.A., Inc. 1st Lien Term Loan(a)(b)
04/28/17	6.500%	719,562	719,562

MedAssets, Inc. Tranche B Term Loan(a)(b)
12/13/19	4.000%	575,000	574,712

MedPace IntermediateCo, Inc. Trance B Term Loan(a)(b)
06/17/17	6.500%	922,325	876,208

MultiPlan, Inc. Tranche B Term Loan(a)(b)
08/26/17	4.750%	2,339,807	2,354,431

One Call Medical, Inc. Term Loan(a)(b)
08/19/19	7.003%	950,000	950,000

Onex Carestream Finance LP Term Loan(a)(b)
02/25/17	0.000%	1,497,494	1,490,471

Physiotherapy Associates Holdings, Inc. Term Loan(a)(b)
04/30/18	6.005%	373,125	372,192

Quintiles Transnational Corp.(a)(b) Tranche B1 Loan
06/08/18	4.500%	498,750	499,064
Tranche B2 Term Loan
06/08/18	4.500%	5,737,625	5,766,313

Radnet Management, Inc. Tranche B Term Loan(a)(b)
10/10/18	5.503%	1,396,500	1,397,087

Sage Products Holdings III LLC 1st Lien Term Loan(a)(b)
12/13/19	5.250%	550,000	552,750

Select Medical Corp. Tranche B Term Loan(a)(b)
06/01/18	5.500%	3,744,228	3,755,461

The accompanying Notes to Financial Statements are an integral part of this statement.

162	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Sheridan Holdings, Inc. 1st Lien Term Loan(a)(b)
06/29/18	6.000%	597,000	603,716

VWR Funding, Inc. Term Loan(a)(b)
04/03/17	4.462%	984,438	986,594

Vanguard Health Holding Co. II LLC Term Loan(a)(b)
01/29/16	5.000%	4,886,211	4,931,018

inVentiv Health, Inc.(a)(b) Term Loan
08/04/16	7.500%	2,007,403	1,947,181

Tranche B3 Term Loan
05/15/18	7.750%	773,206	753,876

Total			79,758,207

Independent Energy 1.0%
MEG Energy Corp. Term Loan(a)(b)
03/18/18	4.000%	3,777,188	3,804,723

Plains Exploration & Production Co. Term Loan(a)(b)
11/30/19	4.000%	1,900,000	1,905,947

Sheridan Investment Partners I LLC Tranche B2 Term Loan(a)(b)
10/01/19	5.000%	1,952,344	1,966,987

Sheridan Production Partners I-A LP Tranche B2 Term Loan(a)(b)
10/01/19	5.000%	258,702	260,642

Sheridan Production Partners I-M LP Tranche B2 Term Loan(a)(b)
10/01/19	5.000%	158,016	159,202

Total			8,097,501

Integrated Energy 0.3%
Gibson Energy ULC Tranche B Term Loan(a)(b)
06/15/18	4.750%	2,580,500	2,615,982

Life Insurance 0.4%
Alliant Holdings I, Inc. Term Loan(a)(b)
12/07/19	4.593%	1,850,000	1,851,850

CNO Financial Group, Inc. Tranche B2 Term Loan(a)(b)
09/28/18	5.000%	934,020	941,315

Total			2,793,165

Media Cable 4.3%
Bresnan Broadband Holdings LLC Tranche B Term Loan(a)(b)
12/14/17	4.500%	2,107,000	2,115,344

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

CSC Holdings LLC Tranche B3 Term Loan(a)(b)
03/29/16	3.212%	5,844,774	5,865,640

Cequel Communications LLC Term Loan(a)(b)
02/14/19	4.000%	4,034,488	4,050,504

Charter Communications Operating LLC Tranche C Term Loan(a)(b)
09/06/16	3.470%	2,810,979	2,821,154

DG FastChannel, Inc. Term Loan(a)(b)
07/26/18	5.750%	1,727,862	1,651,543

Kabel Deutschland Gmbh Tranche F Term Loan(a)(b)
02/01/19	4.250%	1,225,000	1,233,171

MCC Iowa LLC Tranche F Term Loan(a)(b)
10/23/17	4.500%	2,925,000	2,928,656

Mediacom Illinois LLC Tranche E Term Loan(a)(b)
10/23/17	4.500%	4,877,443	4,855,105

Midcontinent Communications Tranche B Term Loan(a)(b)
12/31/16	4.000%	964,402	964,402

TWCC Holding Corp. Term Loan(a)(b)
02/13/17	4.250%	2,000,000	2,018,580

UPC Financing Partnership(a)(b) Term Loan
01/29/21	4.000%	775,000	775,139

Tranche T Term Loan
12/30/16	3.710%	1,578,393	1,578,567

Tranche X Term Loan
12/31/17	3.710%	2,500,000	2,494,600

WaveDivision Holdings LLC Term Loan(a)(b)
10/15/19	5.500%	325,000	328,039

Total			33,680,444

Media Non-Cable 5.4%
Cengage Learning Acquisitions, Inc. Term Loan(a)(b)
07/03/14	2.720%	2,927,927	2,305,743

Clear Channel Communications, Inc. Tranche B Term Loan(a)(b)
01/29/16	3.862%	1,968,939	1,622,839

Crown Media Holdings, Inc. Tranche B Term Loan(a)(b)
07/14/18	5.750%	518,458	518,458

Cumulus Media Holdings, Inc. 1st Lien Term Loan(a)(b)
09/17/18	4.500%	6,701,958	6,716,635

Foxco Acquisition Sub LLC Tranche B Term Loan(a)(b)
07/14/17	5.500%	1,471,312	1,489,704

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	163

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Getty Images, Inc. Term Loan(a)(b)
10/14/19	0.000%	4,500,000	4,500,000

Gray Television, Inc. Term Loan(a)(b)
10/12/19	4.750%	457,883	460,552

Intelsat Jackson Holdings SA Tranche B Term Loan(a)(b)
04/02/18	4.500%	7,879,950	7,940,704

LIN Television Corp. Tranche B Term Loan(a)(b)
12/21/18	0.000%	668,250	671,037

Lodgenet Interactive Corp. Term Loan(a)(b)
04/04/14	8.500%	1,113,532	788,748

National CineMedia LLC Term Loan(a)(b)
11/26/19	3.470%	475,000	474,406

Nelson Education Ltd. 1st Lien Term Loan(a)(b)
07/04/14	2.811%	1,422,172	1,102,183

Nielsen Finance LLC(a)(b) Tranche B Term Loan
05/02/16	3.963%	1,949,981	1,956,943

Tranche C Term Loan
05/02/16	3.463%	2,452,217	2,462,566

Raycom TV Broadcasting LLC Tranche B Term Loan(a)(b)
05/31/17	4.250%	960,375	955,573

Sinclair Television Group, Inc. Tranche B Term Loan(a)(b)
10/28/16	4.000%	851,798	855,409

Tribune Co. Tranche B Term Loan(a)(b)(c)
07/30/19	4.000%	1,600,000	1,596,000

Univision Communications, Inc. 1st Lien Term Loan(a)(b)
03/31/17	4.462%	6,570,371	6,456,441

Total			42,873,941

Metals 3.2%
Essar Steel Algoma, Inc. Term Loan(a)(b)
09/19/14	8.750%	972,562	957,974

FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b)
10/18/17	5.250%	5,536,125	5,577,646

Fairmount Minerals Ltd. Tranche B Term Loan(a)(b)
03/15/17	5.250%	3,786,464	3,766,736

JFB Firth Rixson, Inc. Term Loan(a)(b)
06/30/17	5.500%	300,000	302,439

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

JMC Steel Group, Inc. Term Loan(a)(b)
04/01/17	4.750%	2,210,659	2,227,239

Novelis, Inc.(a)(b) Term Loan
03/10/17	4.000%	1,964,917	1,981,619

Tranche B2 Term Loan
03/10/17	4.000%	3,571,079	3,600,112

SunCoke Energy, Inc. Tranche B Term Loan(a)(b)
07/26/18	4.000%	1,310,710	1,307,434

Walter Energy, Inc. Tranche B Term Loan(a)(b)
04/02/18	5.750%	4,833,464	4,855,601

Waupaca Foundry, Inc.(a)(b)
06/29/17	5.750%	658,230	658,230

Total			25,235,030

Non-Captive Diversified 0.1%
American Capital Ltd. Term Loan(a)(b)
08/22/16	5.500%	875,000	883,750

Oil Field Services 0.6%
FTS International, Inc. Term Loan(a)(b)
05/06/16	8.500%	4,238,732	3,509,670

Preferred Proppants LLC Tranche B Term Loan(a)(b)
12/15/16	7.500%	1,608,750	1,480,050

Total			4,989,720

Other Financial Institutions 1.3%
Asset Acceptance Capital Corp. Tranche B Term Loan(a)(b)
11/14/17	8.750%	1,401,250	1,410,891

Citco III Ltd. Term Loan(a)(b)
06/29/18	5.500%	2,787,575	2,811,966

Grosvenor Capital Management Holdings LLLP Tranche C Term Loan(a)(b)
12/05/16	4.250%	1,034,688	1,008,821

HarbourVest Partners LP Term Loan(a)(b)
11/21/17	4.750%	2,325,000	2,327,906

MIP Delaware LLC Term Loan(a)(b)
07/12/18	5.500%	697,291	700,199

Mercury Payment Systems LLC Term Loan(a)(b)
07/01/17	5.500%	1,062,938	1,070,910

Unifrax Holding Co. Term Loan(a)(b)
11/28/18	6.500%	644,058	650,499

Total			9,981,192

The accompanying Notes to Financial Statements are an integral part of this statement.

164	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Other Industry 3.5%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(a)(b)
12/18/17	5.250%	5,008,091	5,038,140

Allied Security Holdings LLC 1st Lien Term Loan(a)(b)
02/03/17	5.250%	1,547,449	1,551,318

Altegrity, Inc.(a)(b) Term Loan
02/21/15	2.961%	1,784,778	1,650,920

Tranche D Term Loan
02/21/15	7.750%	566,359	563,997

Aluma Systems, Inc. Tranche 1 Term Loan(a)(b)
10/23/18	6.250%	144,798	143,025

BarBri, Inc. Term Loan(a)(b)
06/19/17	6.000%	718,781	717,883

Brand Energy & Infrastructure Services, Inc. Tranche B1 1st Lien Term Loan(a)(b)
10/23/18	6.250%	603,327	595,936

Education Management LLC Tranche C-3 Term Loan(a)(b)
03/30/18	8.250%	1,487,817	1,231,168

Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) Term Loan(a)(b)
07/02/18	5.750%	3,393,212	3,433,727

Laureate Education, Inc. Term Loan(a)(b)
06/15/18	5.250%	7,373,371	7,299,637

Meritas Schools Holdings LLC 1st Lien Term Loan(a)(b)
07/29/17	7.500%	1,192,240	1,192,240

RE/MAX International LLC Term Loan(a)(b)
04/16/16	5.500%	1,184,424	1,179,982

SymphonyIRI Group/Holdings, Inc. Term Loan(a)(b)
12/01/17	5.000%	1,477,500	1,478,726

TriMas Co. LLC Tranche B Term Loan(a)(b)
10/11/19	3.750%	822,938	821,909

WireCo WorldGroup, Inc. Term Loan(a)(b)
02/15/17	6.000%	648,375	659,722

Total			27,558,330

Packaging 1.5%
BWAY Holding Co. Term Loan(a)(b)
08/06/17	4.500%	1,900,000	1,913,300

Berry Plastics Holding Corp. Tranche C Term Loan(a)(b)
04/03/15	2.212%	1,118,576	1,111,473

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

John Henry Holdings, Inc. 1st Lien Term Loan(a)(b)
12/06/18	6.000%	575,000	577,156

Reynolds Group Holdings, Inc. Term Loan(a)(b)
09/28/18	4.750%	5,211,938	5,268,644

Tank Holding Corp. Term Loan(a)(b)
07/09/19	5.500%	1,000,746	1,005,330

TricorBraun, Inc. Term Loan(a)(b)
05/03/18	5.503%	1,795,500	1,800,545

Total			11,676,448

Pharmaceuticals 2.3%
Aptalis Pharma, Inc. Tranche B1 Term Loan(a)(b)
02/11/17	5.500%	980,000	984,087

AssuraMed Holding, Inc. 1st Lien Term Loan(a)(b)
10/24/19	5.500%	750,000	757,035

Catalent Pharma Solutions, Inc.(a)(b) Tranche 1 Term Loan
09/15/16	4.209%	1,953,488	1,961,634

Tranche 2 Term Loan
09/15/17	5.250%	1,338,076	1,353,129

Grifols, Inc. Tranche B Term Loan(a)(b)
06/01/17	4.500%	6,149,721	6,202,671

Patriot Coal Corp. Debtor In Possession Term Loan(a)(b)(d)
12/31/13	9.250%	850,000	852,660

Pharmaceutical Product Development, Inc. Term Loan(a)(b)
12/05/18	6.250%	2,202,750	2,235,395

Valeant Pharmaceuticals International, Inc. Tranche B Term Loan(a)(b)
02/13/19	4.250%	847,875	852,564

WC Luxco SARL Tranche B3 Term Loan(a)(b)
03/15/18	4.250%	789,331	795,582

Warner Chilcott Co. LLC Tranche B2 Term Loan(a)(b)
03/15/18	4.250%	574,059	578,605

Warner Chilcott Corp.(a)(b) Tranche B1 Term Loan
03/15/18	4.250%	436,022	439,475
03/15/18	4.250%	1,148,117	1,157,210

Total			18,170,047

Property & Casualty 1.8%
Asurion LLC 1st Lien Term Loan(a)(b)
05/24/18	5.500%	8,843,686	8,925,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	165

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

HUB International Ltd.(a)(b) Term Loan
06/13/17	4.712%	1,967,091	1,977,477
12/13/17	6.750%	2,917,651	2,942,276

Total			13,845,243

Refining 0.3%
CITGO Petroleum Corp.(a)(b) Tranche B Term Loan
06/24/15	8.000%	303,572	304,786
Tranche C Term Loan
06/24/17	9.000%	1,963,214	1,984,476

Total			2,289,262

Restaurants 2.3%
Brasa Holdings, Inc. Tranche B Term Loan(a)(b)
07/22/19	7.500%	473,813	476,181

Burger King Corp. Tranche B Term Loan(a)(b)
09/28/19	3.750%	3,241,875	3,252,411

Dave & Buster’s, Inc. Term Loan(a)(b)
06/01/16	5.500%	1,950,000	1,950,000

DineEquity, Inc. Tranche B1 Term Loan(a)(b)
10/19/17	4.250%	3,168,052	3,190,831

Dunkin’ Brands, Inc. Tranche B2 Term Loan(a)(b)
11/23/17	4.000%	2,545,960	2,563,731

Landry’s, Inc. Tranche B Term Loan(a)(b)
04/24/18	6.500%	2,856,485	2,883,850

NPC International, Inc. Term Loan(a)(b)
12/28/18	4.500%	785,333	790,242

OSI Restaurant Partners LLC Term Loan(a)(b)
10/28/19	4.800%	2,425,000	2,447,213

P.F. Chang’s China Bistro, Inc. Term Loan(a)(b)
07/02/19	5.250%	423,938	429,237

Total			17,983,696

Retailers 7.0%
99 Cents Only Stores Tranche B1 Term Loan(a)(b)
01/11/19	5.250%	3,051,758	3,084,808

Ascena Retail Group, Inc. Tranche B Term Loan(a)(b)
06/14/18	4.750%	837,750	842,634

Bass Pro Group LLC Term Loan(a)(b)
11/20/19	4.000%	1,275,000	1,275,790

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Blue Buffalo Co., Ltd. Term Loan(a)(b)
08/08/19	6.500%	1,371,562	1,378,996

Evergreen Acqco 1 LP Term Loan(a)(b)
07/09/19	5.000%	671,629	673,308

FTD Group, Inc. Term Loan(a)(b)
06/10/20	4.750%	2,313,243	2,330,593

General Nutrition Centers, Inc. Tranche B Term Loan(a)(b)
03/02/18	3.750%	8,941,864	8,952,862

Harbor Freight Tools, USA, Inc./Central Purchasing LLC Term Loan(a)(b)
11/14/17	5.500%	1,147,125	1,158,596

J. Crew Group, Inc. Term Loan(a)(b)
03/07/18	4.500%	5,917,443	5,931,527

Jo-Ann Stores, Inc. Term Loan(a)(b)
03/16/18	4.750%	4,835,173	4,848,276

Michaels Stores, Inc. Tranche B3 Term Loan(a)(b)
07/31/16	4.813%	1,655,332	1,668,674

National Vision, Inc. Term Loan(a)(b)
08/02/18	7.000%	818,812	827,001

Neiman Marcus Group, Inc. (The) Term Loan(a)(b)
05/16/18	4.750%	7,700,000	7,701,925

Pantry, Inc. (The) Term Loan(a)(b)
08/15/19	5.750%	448,875	454,486

PetCo Animal Supplies, Inc. Term Loan(a)(b)
11/24/17	4.500%	5,522,399	5,558,902

Rite Aid Corp.(a)(b) Tranche 2 Term Loan
06/04/14	1.970%	2,813,421	2,794,655

Tranche 5 Term Loan
03/03/18	4.500%	4,082,752	4,071,279

Travelport LLC(a)(b) Synthetic Letter of Credit
08/23/13	3.061%	153,677	145,225

Tranche B Term Loan
08/23/15	5.105%	1,735,688	1,666,261

Total			55,365,798

Supermarkets 0.2%
Sprouts Farmers Markets Holdings LLC Tranche 1 Term Loan(a)(b)
04/18/18	6.000%	721,375	727,687

United Central Industrial Supply Co. LLC Tranche B Term Loan(a)(b)
10/12/18	7.500%	1,050,000	1,008,000

Total			1,735,687

The accompanying Notes to Financial Statements are an integral part of this statement.

166	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Technology 12.8%
Aeroflex, Inc.(a)(b) Tranche B Term Loan
05/09/18	5.750%	1,855,425	1,865,091

Aeroflex, Inc.(a)(b)(c) Tranche B Term Loan
05/09/18	5.750%	1,418,145	1,425,533

Applied Systems, Inc. 1st Lien Term Loan(a)(b)
12/08/16	5.500%	1,701,102	1,710,679

Aspect Software, Inc. Tranche B Term Loan(a)(b)
05/07/16	7.000%	3,881,197	3,900,603

Audio Visual Services Group, Inc. 1st Lien Term Loan(a)(b)
11/09/18	6.750%	1,022,437	1,001,989

CCC Information Services Group, Inc. Tranche B Term Loan(a)(b)(c)
12/31/19	5.250%	300,000	300,624

CommScope, Inc. Tranche 1 Term Loan(a)(b)
01/14/18	4.250%	6,025,200	6,052,795

CompuCom Systems, Inc. 1st Lien Term Loan(a)(b)
10/04/18	6.500%	750,000	752,497

Dealer Computer Services, Inc. Tranche B Term Loan(a)(b)
04/21/18	3.750%	1,631,643	1,635,722

EIG Investors Corp. Tranche B Term Loan(a)(b)
10/15/19	6.250%	1,875,000	1,873,444

Edwards (Cayman Islands II) Ltd. 1st Lien Term Loan(a)(b)
05/31/16	5.500%	1,888,386	1,888,971

Epicor Software Corp. Tranche B Term Loan(a)(b)
05/16/18	5.000%	3,464,824	3,477,090

Expert Global Solutions, Inc. Tranche B 1st Lien Term Loan(a)(b)
04/03/18	8.000%	2,388,000	2,390,245

First Data Corp.(a)(b) Term Loan
03/24/17	5.211%	500,000	490,390
03/23/18	4.211%	1,641,285	1,559,040

Tranche B Term Loan
09/24/18	5.211%	1,325,000	1,297,559

Tranche B1 Term Loan
09/24/14	2.961%	44,372	44,311

Tranche B2 Term Loan
09/24/14	2.961%	177,072	176,826

Tranche B3 Term Loan
09/24/14	2.961%	44,372	44,310

Freescale Semiconductor, Inc. Tranche B1 Term Loan(a)(b)
12/01/16	4.460%	935,706	914,653

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Genpact Ltd. Term Loan(a)(b)
08/30/19	4.250%	1,720,687	1,732,526

Go Daddy Operating Co. LLC Tranche B1 Term Loan(a)(b)
12/17/18	5.500%	2,149,050	2,152,639

Greeneden U.S. Holdings II LLC Term Loan(a)(b)
01/31/19	6.750%	719,562	725,413

Hyland Software, Inc. Term Loan(a)(b)
10/25/19	5.500%	325,000	325,406

Infor (U.S.), Inc. Tranche B2 Term Loan(a)(b)
04/05/18	5.250%	4,975,031	5,015,876

Interactive Data Corp. Tranche B Term Loan(a)(b)
02/11/18	4.500%	1,916,109	1,923,677

Kronos, Inc. 1st Lien Term Loan(a)(b)
10/30/19	5.500%	1,475,000	1,490,679

Microsemi Corp. Term Loan(a)(b)
02/02/18	4.000%	1,664,661	1,675,765

NXP BV/ Funding LLC Tranche C Loan(a)(b)
01/10/20	4.750%	850,000	854,607

NXP BV/Funding LLC Tranche A2 Term Loan(a)(b)
03/03/17	5.500%	3,135,312	3,191,152

Novell, Inc. 1st Lien Term Loan(a)(b)
11/22/17	7.250%	3,320,625	3,345,530

Open Solutions, Inc. Term Loan(a)(b)
01/23/14	2.435%	1,488,157	1,409,568

RP Crown Parent LLC 1st Lien Term Loan(a)(b)
12/14/18	6.750%	2,475,000	2,471,906

Renaissance Learning, Inc. Term Loan(a)(b)
11/13/18	5.750%	523,688	524,672

Rocket Software, Inc. 1st Lien Term Loan(a)(b)
02/08/18	5.750%	495,000	496,485

Rovi Solutions Corp./Guides, Inc. Tranche B2 Term Loan(a)(b)
03/29/19	4.000%	992,500	988,778

SCS Holdings I, Inc. Term Loan(a)(b)
12/07/18	7.000%	563,942	567,467

SSI Investments II Ltd. Term Loan(a)(b)
05/26/17	5.000%	784,509	790,393

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	167

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Sensata Technology BV/Finance Co. LLC Term Loan(a)(b)
05/12/18	3.750%	4,801,875	4,822,379

Serena Software, Inc.(a)(b) Term Loan
03/10/16	4.211%	2,200,000	2,202,750

Tranche B Term Loan
03/10/16	5.000%	425,000	426,330

Shield Finance Co. SARL(a)(b)
05/10/19	6.500%	1,197,000	1,195,504

Shield Finance Co. SARL(a)(b)(c) Tranche B Term Loan
05/10/19	6.500%	497,000	496,379

Ship Luxco 3 SARL Tranche B2A Term Loan(a)(b)
11/30/17	5.250%	1,978,788	1,984,566

Sitel LLC Tranche A Term Loan(a)(b)
01/30/17	7.097%	2,377,759	2,359,926

Softlayer Technologies, Inc. Tranche B Term Loan(a)(b)
11/09/16	7.250%	563,500	566,318

Spansion LLC Term Loan(a)(b)
12/13/18	5.250%	723,141	726,308

SunGard Data Systems, Inc.(a)(b) Tranche B Term Loan
02/28/16	3.866%	3,604,830	3,611,246

Tranche C Term Loan
02/28/17	3.963%	884,637	888,228

Tranche D Term Loan
01/31/20	4.500%	625,000	629,688

Syniverse Holdings, Inc. Term Loan(a)(b)
04/23/19	5.000%	2,313,375	2,330,725

Trans Union LLC Term Loan(a)(b)
02/10/18	5.500%	6,813,584	6,904,409

TriZetto Group, Inc. Term Loan(a)(b)
05/02/18	4.750%	1,556,104	1,539,889

Vantiv LLC Tranche B Term Loan(a)(b)
03/27/19	3.750%	545,875	545,193

Verifone, Inc. Tranche B Term Loan(a)(b)
12/28/18	4.250%	246,356	246,233

Vertafore, Inc. 1st Lien Term Loan(a)(b)
07/29/16	5.250%	1,788,541	1,800,471

Wall Street Systems Delaware, Inc. 1st Lien Term Loan(a)(b)
10/25/19	5.750%	1,100,000	1,098,625

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Web.com Group, Inc. 1st Lien Term Loan(a)(b)
10/27/17	5.500%	2,797,020	2,809,271

iPayment, Inc. Term Loan(a)(b)
05/08/17	5.750%	1,482,914	1,474,268

Total			101,143,617

Textile 0.1%
Warnaco Group, Inc. (The) Tranche B Term Loan(a)(b)
06/17/18	3.750%	566,375	564,489

Transportation Services 0.8%
Evergreen International Aviation, Inc. 1st Lien Term Loan(a)(b)
06/30/15	11.500%	919,888	896,891

Hertz Corp. (The)(a)(b) Tranche B Term Loan
03/11/18	3.750%	3,659,813	3,668,194

Tranche B1 Term Loan
03/11/18	3.750%	1,700,000	1,704,250

Total			6,269,335

Wireless 2.1%
Cricket Communications, Inc. Term Loan(a)(b)
10/10/19	4.750%	450,000	451,876

Crown Castle Operating Co. Tranche B Term Loan(a)(b)
01/31/19	4.000%	2,467,557	2,478,858

Instant Web, Inc.(a)(b) Delayed Draw Term Loan
08/07/14	3.587%	162,805	124,953

Term Loan
08/07/14	3.587%	1,561,781	1,198,667

MetroPCS Wireless, Inc. Tranche B3 Term Loan(a)(b)
03/17/18	4.000%	6,454,499	6,460,567

SBA Senior Finance II LLC Term Loan(a)(b)
06/30/18	3.750%	1,058,875	1,062,623

SBA Senior Finance II LLC Tranche B Term Loan(a)(b)
09/28/19	3.750%	400,000	401,500

Telesat Canada Tranche B Term Loan(a)(b)
03/28/19	4.250%	4,626,750	4,659,137

Total			16,838,181

The accompanying Notes to Financial Statements are an integral part of this statement.

168	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Wirelines 0.3%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b)
10/21/16	5.500%	1,344,009	1,259,444

Neustar, Inc. Term Loan(a)(b)
11/08/18	5.000%	1,061,562	1,066,212

Total			2,325,656

Total Senior Loans
(Cost: $729,723,836)			734,986,472

Money Market Funds 6.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(e)(f)	53,055,866	53,055,866

Total Money Market Funds
(Cost: $53,055,866)		53,055,866

Total Investments
(Cost: $782,779,702)		788,042,338

Other Assets & Liabilities, Net		437,411

Net Assets		788,479,749

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

(d)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	27,927,273	479,854,252	(454,725,659)	53,055,866	64,573	53,055,866

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	169

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans

Aerospace & Defense	—	11,995,841	514,837	12,510,678

Automotive	—	28,715,562	396,008	29,111,570

Banking	—	895,822	820,170	1,715,992

Brokerage	—	7,853,329	—	7,853,329

Chemicals	—	26,286,912	2,613,184	28,900,096

Construction Machinery	—	3,595,788	—	3,595,788

Consumer Cyclical Services	—	28,945,027	5,925,735	34,870,762

Consumer Products	—	20,824,928	—	20,824,928

Diversified Manufacturing	—	15,867,236	—	15,867,236

Electric	—	14,993,531	809,412	15,802,943

Entertainment	—	25,336,025	1,281,325	26,617,350

Environmental	—	5,979,459	—	5,979,459

Food and Beverage	—	28,431,531	836,966	29,268,497

Gaming	—	7,968,234	673,287	8,641,521

Gas Distributors	—	—	4,760,960	4,760,960

Gas Pipelines	—	1,990,642	—	1,990,642

Health Care	—	75,461,380	4,296,827	79,758,207

Independent Energy	—	8,097,501	—	8,097,501

The accompanying Notes to Financial Statements are an integral part of this statement.

170	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Integrated Energy	—	2,615,982	—	2,615,982

Life Insurance	—	2,793,165	—	2,793,165

Media Cable	—	33,680,444	—	33,680,444

Media Non-Cable	—	42,873,941	—	42,873,941

Metals	—	23,269,366	1,965,664	25,235,030

Non-Captive Diversified	—	—	883,750	883,750

Oil Field Services	—	3,509,670	1,480,050	4,989,720

Other Financial Institutions	—	9,981,192	—	9,981,192

Other Industry	—	24,055,448	3,502,882	27,558,330

Packaging	—	11,676,448	—	11,676,448

Pharmaceuticals	—	18,170,047	—	18,170,047

Property & Casualty	—	13,845,243	—	13,845,243

Refining	—	2,289,262	—	2,289,262

Restaurants	—	17,078,278	905,418	17,983,696

Retailers	—	51,608,494	3,757,304	55,365,798

Supermarkets	—	1,735,687	—	1,735,687

Technology	—	94,883,089	6,260,528	101,143,617

Textile	—	564,489	—	564,489

Transportation Services	—	5,372,444	896,891	6,269,335

Wireless	—	16,838,181	—	16,838,181

Wirelines	—	2,325,656	—	2,325,656

Total Senior Loans	—	692,405,274	42,581,198	734,986,472

Other

Money Market Funds	53,055,866	—	—	53,055,866

Total Other	53,055,866	—	—	53,055,866

Total	53,055,866	692,405,274	42,581,198	788,042,338

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	171

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Senior Loans ($)
Balance as of December 31, 2011	51,135,797

Accrued discounts/premiums	71,972

Realized gain (loss)	368,134

Change in unrealized appreciation (depreciation)(a)	998,688

Sales	(30,518,496)

Purchases	17,768,291

Transfers into Level 3	22,487,062

Transfers out of Level 3	(19,730,250)

Balance as of December 31, 2012	42,581,198

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $735,545.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2012.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

172	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 89.3%
Issuer	Shares	Value ($)

Australia 5.1%
BHP Billiton Ltd.	540,611	21,105,683

Brambles Ltd.	4,529,077	35,912,346

CSL Ltd.	381,560	21,541,846

WorleyParsons Ltd.	913,083	22,491,935

Total		101,051,810

Belgium 2.3%
Anheuser-Busch InBev NV	515,926	44,929,212

Brazil 1.7%
Banco Bradesco SA, ADR	1,976,428	34,330,554

Canada 8.3%
Agrium, Inc.	188,123	18,749,889

Canadian National Railway Co.	184,214	16,728,713

Canadian Natural Resources Ltd.	474,584	13,664,508

Cenovus Energy, Inc.	548,606	18,360,404

CGI Group, Inc., Class A(a)	709,100	16,353,427

Fairfax Financial Holdings Ltd.	54,700	19,717,186

Potash Corp. of Saskatchewan, Inc.	560,425	22,806,880

Suncor Energy, Inc.	1,196,758	39,354,533

Total		165,735,540

China 4.9%
Baidu, Inc., ADR(a)	329,547	33,050,268

China Mobile Ltd.	2,065,500	24,306,188

CNOOC Ltd.	7,274,000	16,024,717

Industrial & Commercial Bank of China Ltd., Class H	33,000,000	23,818,636

Total		97,199,809

Denmark 1.0%
Novo Nordisk A/S, Class B	118,770	19,340,110

France 4.5%
Cap Gemini SA	307,733	13,456,400

Eutelsat Communications SA	389,602	12,958,244

L’Oreal SA	99,593	13,857,621

Publicis Groupe SA	425,612	25,606,165

Schneider Electric SA	321,844	23,572,100

Total		89,450,530

Germany 5.9%
Adidas AG	359,216	32,059,751

Deutsche Boerse AG	260,311	15,962,789

Common Stocks (continued)
Issuer	Shares	Value ($)

Fresenius Medical Care AG & Co. KGaA	286,010	19,738,150

SAP AG	610,631	49,102,470

Total		116,863,160

Hong Kong 2.3%
Galaxy Entertainment Group Ltd. (a)	5,594,000	22,430,723

Hutchison Whampoa Ltd.	2,107,000	22,327,773

Total		44,758,496

Israel 1.7%
Teva Pharmaceutical Industries Ltd., ADR	921,404	34,405,225

Japan 5.3%
Canon, Inc.	209,900	8,135,673

Denso Corp.	402,300	14,009,782

FANUC CORP.	102,700	19,107,295

Keyence Corp.	101,960	28,276,022

Komatsu Ltd.	415,600	10,664,462

Toyota Motor Corp.	523,500	24,445,432

Total		104,638,666

Mexico 3.6%
America Movil SAB de CV, Class L, ADR	975,009	22,561,708

Fomento Economico Mexicano SAB de CV, ADR	167,749	16,892,324

Grupo Televisa SAB, ADR	1,233,784	32,793,979

Total		72,248,011

Netherlands 1.2%
Unilever NV-CVA	646,123	24,723,001

Russian Federation 0.5%
Gazprom OAO, ADR	1,061,078	10,255,797

Singapore 3.3%
Avago Technologies Ltd.	584,266	18,497,862

Keppel Corp., Ltd.	2,965,700	27,081,477

United Overseas Bank Ltd.	1,166,000	19,127,113

Total		64,706,452

South Korea 2.5%
Hyundai Mobis	101,438	27,521,046

NHN Corp.	100,832	21,419,012

Total		48,940,058

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	173

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Spain 1.1%
Amadeus IT Holding SA, Class A	895,634	22,633,931

Sweden 4.4%
Investment AB Kinnevik, Class B	604,547	12,645,568

Investor AB, Class B	888,157	23,332,025

Swedbank AB, Class A	1,018,224	20,003,388

Telefonaktiebolaget LM Ericsson, Class B	1,445,726	14,603,640

Volvo AB B Shares	1,208,914	16,669,870

Total		87,254,491

Switzerland 8.0%
ABB Ltd.	1,051,769	21,811,094

Julius Baer Group Ltd.	560,768	19,964,919

Nestlé SA, Registered Shares	450,816	29,412,801

Novartis AG, Registered Shares	333,487	21,067,469

Roche Holding AG, Genusschein Shares	170,234	34,418,112

Syngenta AG	78,598	31,752,519

Total		158,426,914

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,470,000	21,640,924

Turkey 1.0%
Akbank TAS	4,217,235	20,925,767

United Kingdom 19.6%
BG Group PLC	1,687,908	28,153,984

British American Tobacco PLC	663,321	33,719,904

British Sky Broadcasting Group PLC	1,664,438	20,992,568

Centrica PLC	3,275,499	17,876,681

Common Stocks (continued)
Issuer	Shares	Value ($)
Compass Group PLC	3,935,459	46,716,891

Imperial Tobacco Group PLC	1,011,610	39,221,709

Informa PLC	2,355,393	17,364,062

Kingfisher PLC	4,888,507	22,841,912

Next PLC	327,553	19,883,274

Pearson PLC	743,097	14,484,115

Reed Elsevier PLC	4,634,271	48,927,016

Royal Dutch Shell PLC, Class B	657,546	23,458,826

Shire PLC	364,091	11,199,847

Smith & Nephew PLC	1,915,641	21,175,296

WPP PLC	1,562,152	22,821,765

Total		388,837,850

Total Common Stocks
(Cost: $1,473,975,060)		1,773,296,308

Preferred Stocks 1.8%
Germany 1.8%
Volkswagen AG	154,055	35,347,779

Total Preferred Stocks
(Cost: $26,604,628)		35,347,779

Money Market Funds 8.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	174,563,639	174,563,639

Total Money Market Funds
(Cost: $174,563,639)		174,563,639

Total Investments
(Cost: $1,675,143,327)		1,983,207,726

Other Assets & Liabilities, Net		1,973,615

Net Assets		1,985,181,341

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	162,648,841	434,697,413	(422,782,615)	174,563,639	261,623	174,563,639

The accompanying Notes to Financial Statements are an integral part of this statement.

174	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	175

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	32,793,979	373,062,746	—	405,856,725

Consumer Staples	16,892,324	185,864,248	—	202,756,572

Energy	71,379,445	100,385,259	—	171,764,704

Financials	54,047,740	155,780,205	—	209,827,945

Health Care	34,405,225	148,480,831	—	182,886,056

Industrials	16,728,713	177,146,416	—	193,875,129

Information Technology	67,901,557	179,268,072	—	247,169,629

Materials	41,556,769	52,858,202	—	94,414,971

Telecommunication Services	22,561,708	24,306,188	—	46,867,896

Utilities	—	17,876,681	—	17,876,681

Preferred Stocks

Consumer Discretionary	—	35,347,779	—	35,347,779

Total Equity Securities	358,267,460	1,450,376,627	—	1,808,644,087

Other

Money Market Funds	174,563,639	—	—	174,563,639

Total Other	174,563,639	—	—	174,563,639

Total	532,831,099	1,450,376,627	—	1,983,207,726

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

176	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 13.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
BAE Systems Holdings, Inc.(a)
08/15/15	5.200%	780,000	854,170
06/01/19	6.375%	555,000	662,562

Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	300,000	338,271

Lockheed Martin Corp.(a)
12/15/42	4.070%	257,000	248,990

Total			2,103,993

Airlines 0.1%
American Airlines Pass-Through Trust Series 2011-1 Class A
07/31/22	5.250%	216,926	224,518

Series 2011-2 Class A
10/15/21	8.625%	583,822	605,715

Continental Airlines Pass-Through Trust Pass-Through Certificates Series 2007-1 Class A
04/19/22	5.983%	760,403	846,861

Continental Airlines Pass-Through Trust Series 2012-2 Class A
10/29/24	4.000%	181,000	190,276

Delta Air Lines Pass-Through Trust Series 2011-1 Class A
10/15/20	5.300%	112,481	123,871

Total			1,991,241

Automotive 0.2%
American Honda Finance Corp. Senior Unsecured(a)
02/28/17	2.125%	452,000	462,488

Daimler Finance North America LLC
01/18/31	8.500%	675,000	1,050,592

Daimler Finance North America LLC(a)
04/10/15	1.650%	925,000	936,346
07/31/15	1.300%	591,000	594,431

Johnson Controls, Inc. Senior Unsecured
12/01/21	3.750%	525,000	558,303
12/01/41	5.250%	865,000	978,360

PACCAR Financial Corp. Senior Unsecured
09/29/14	1.550%	700,000	712,788

Total			5,293,308

Banking 4.0%
American Express Co. Senior Unsecured
05/20/14	7.250%	425,000	462,488
03/19/18	7.000%	500,000	631,716

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Express Credit Corp. Senior Unsecured
05/02/13	5.875%	430,000	437,764
08/25/14	5.125%	830,000	889,215
06/12/15	1.750%	1,325,000	1,352,751
09/19/16	2.800%	2,039,000	2,157,354
03/24/17	2.375%	541,000	566,058

Associates Corp. of North America Senior Unsecured
11/01/18	6.950%	193,000	232,488

BB&T Corp. Senior Unsecured
09/25/13	3.375%	555,000	566,541
08/15/17	1.600%	306,000	309,674
04/30/19	6.850%	400,000	509,359

Subordinated Notes
12/23/15	5.200%	400,000	445,944
11/01/19	5.250%	800,000	924,991

Bank of America Corp. Senior Unsecured
05/15/14	7.375%	250,000	270,712
10/14/16	5.625%	500,000	565,352
06/01/19	7.625%	50,000	63,894
07/01/20	5.625%	2,750,000	3,251,443

Bank of New York Mellon Corp. (The) Senior Unsecured
06/18/15	2.950%	1,520,000	1,599,257
01/17/17	2.400%	1,024,000	1,072,744
01/15/20	4.600%	230,000	262,950
09/23/21	3.550%	270,000	294,180

Barclays Bank PLC Senior Unsecured
02/23/15	2.750%	500,000	517,917

Barclays Bank PLC(a)
09/21/15	2.500%	1,600,000	1,668,417

Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	1,750,000	2,369,670

Capital One Financial Corp. Senior Unsecured
09/15/17	6.750%	600,000	732,767
07/15/21	4.750%	381,000	439,355

Citigroup, Inc. Senior Unsecured
12/13/13	6.000%	1,455,000	1,524,641
01/15/15	6.010%	2,990,000	3,267,218
05/19/15	4.750%	735,000	792,356
08/07/15	2.250%	525,000	537,667
12/15/15	4.587%	583,000	636,490
01/10/17	4.450%	1,800,000	1,994,040
08/15/17	6.000%	540,000	636,199
11/21/17	6.125%	900,000	1,071,141
05/22/19	8.500%	700,000	941,246
08/09/20	5.375%	856,000	1,008,751
12/01/25	7.000%	765,000	955,327
01/15/28	6.625%	215,000	258,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	177

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Comerica Bank Subordinated Notes
08/22/17	5.200%	500,000	578,996

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
01/11/21	4.500%	1,800,000	2,023,168

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a) Senior Unsecured
09/30/10	5.800%	500,000	579,429

Countrywide Financial Corp. Subordinated Notes
05/15/16	6.250%	1,520,000	1,668,515

Deutsche Bank AG Senior Unsecured
01/11/16	3.250%	900,000	952,380
09/01/17	6.000%	150,000	179,855

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/03/15	3.300%	1,001,000	1,043,299
08/01/15	3.700%	1,987,000	2,097,060
02/07/16	3.625%	805,000	852,111
01/18/18	5.950%	1,000,000	1,163,693
04/01/18	6.150%	1,500,000	1,762,152
02/15/19	7.500%	3,565,000	4,477,659
06/15/20	6.000%	1,281,000	1,522,100
07/27/21	5.250%	1,123,000	1,280,193

HSBC Bank PLC(a) Senior Notes
06/28/15	3.500%	1,321,000	1,401,720
08/12/20	4.125%	622,000	682,579
Senior Unsecured
05/24/16	3.100%	245,000	259,031
01/19/21	4.750%	565,000	651,950

HSBC Holdings PLC Senior Unsecured
04/05/21	5.100%	586,000	691,996
01/14/22	4.875%	410,000	475,833

HSBC USA, Inc. Senior Unsecured
02/13/15	2.375%	245,000	252,013
01/16/18	1.625%	1,660,000	1,661,507

ING Bank NV(a)
09/25/15	2.000%	540,000	543,996

KeyBank NA Subordinated Notes
11/01/17	5.700%	817,000	922,630

KeyCorp Senior Unsecured
05/14/13	6.500%	500,000	510,732

Macquarie Group Ltd.(a) Senior Unsecured
08/01/14	7.300%	923,000	995,652
01/14/21	6.250%	926,000	1,021,075

Merrill Lynch & Co., Inc. Senior Unsecured
09/30/15	5.300%	1,200,000	1,313,822

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

08/28/17	6.400%	4,249,000	4,989,834
07/15/18	6.500%	1,300,000	1,515,526

Morgan Stanley
01/09/17	5.450%	3,300,000	3,651,717
Senior Unsecured
07/24/15	4.000%	567,000	593,244
12/28/17	5.950%	1,200,000	1,358,885
09/23/19	5.625%	130,000	146,576
07/24/20	5.500%	696,000	783,007
07/28/21	5.500%	2,815,000	3,196,078

National Australia Bank Ltd. Senior Unsecured(a)
07/27/16	3.000%	3,250,000	3,395,903

National Bank of Canada(a)
01/30/14	1.650%	1,655,000	1,677,508

Northern Trust Co. (The) Subordinated Notes
08/15/18	6.500%	500,000	619,080

Oversea-Chinese Banking Corp., Ltd. Senior Unsecured(a)
03/13/15	1.625%	598,000	605,424

PNC Bank NA Subordinated Notes
04/01/18	6.875%	1,000,000	1,249,105

PNC Funding Corp. Bank Guaranteed
05/19/14	3.000%	2,015,000	2,082,631

Royal Bank of Canada Senior Unsecured
07/20/16	2.300%	1,215,000	1,266,188

SouthTrust Bank Subordinated Notes
05/15/25	7.690%	500,000	639,183

U.S. Bancorp
07/27/15	2.450%	960,000	1,001,084
Senior Unsecured
05/15/17	1.650%	500,000	509,450
05/24/21	4.125%	309,000	349,790
03/15/22	3.000%	358,000	372,330

UBS AG
01/15/15	3.875%	1,000,000	1,056,662
08/04/20	4.875%	305,000	353,163
Senior Unsecured
04/25/18	5.750%	500,000	593,572

Wachovia Bank NA Subordinated Notes
08/15/15	5.000%	1,000,000	1,092,407
11/15/17	6.000%	5,300,000	6,355,633

Wachovia Corp. Senior Unsecured
05/01/13	5.500%	1,875,000	1,906,172
02/01/18	5.750%	1,400,000	1,677,259

Wells Fargo & Co. Senior Unsecured
04/01/21	4.600%	200,000	230,048

The accompanying Notes to Financial Statements are an integral part of this statement.

178	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Westpac Banking Corp. Senior Unsecured
11/19/19	4.875%	750,000	874,990

Total			111,926,304

Brokerage 0.2%
BlackRock, Inc. Senior Unsecured
09/15/17	6.250%	900,000	1,099,879

Blackstone Holdings Finance Co. LLC Senior Unsecured(a)
03/15/21	5.875%	850,000	958,780

Charles Schwab Corp. (The) Senior Unsecured(a)
09/01/22	3.225%	325,000	324,066

Jefferies Group, Inc. Senior Unsecured
11/09/15	3.875%	375,000	387,188
07/15/19	8.500%	1,865,000	2,228,675

Nomura Holdings, Inc. Senior Unsecured
03/04/15	5.000%	600,000	636,157
01/19/16	4.125%	650,000	678,450
03/04/20	6.700%	400,000	466,821

Total			6,780,016

Building Materials —%
CRH America, Inc.
09/30/16	6.000%	229,000	257,310

Chemicals 0.4%
Dow Chemical Co. (The) Senior Unsecured
05/15/18	5.700%	275,000	327,050
05/15/19	8.550%	709,000	957,204
11/15/20	4.250%	350,000	389,099

EI du Pont de Nemours & Co. Senior Unsecured
07/15/13	5.000%	130,000	133,224
03/15/19	5.750%	250,000	304,467
01/15/28	6.500%	355,000	474,995
12/15/36	5.600%	525,000	671,363

Ecolab Inc. Senior Unsecured
12/08/41	5.500%	970,000	1,157,253

Mosaic Co. (The) Senior Unsecured
11/15/21	3.750%	670,000	711,748

PPG Industries, Inc. Senior Unsecured
03/15/18	6.650%	1,225,000	1,520,965
08/15/19	7.400%	278,000	341,971

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Potash Corp. of Saskatchewan, Inc. Senior Unsecured
09/30/15	3.750%	300,000	322,668
05/15/19	6.500%	450,000	563,262

Praxair, Inc. Senior Unsecured
03/31/14	4.375%	450,000	471,261
03/15/17	5.200%	740,000	865,312

Union Carbide Corp. Senior Unsecured
06/01/25	7.500%	515,000	641,334
10/01/96	7.750%	920,000	1,100,314

Total			10,953,490

Construction Machinery 0.1%
Caterpillar, Inc. Senior Unsecured
12/15/18	7.900%	1,000,000	1,356,461
08/15/42	3.803%	1,011,000	1,007,224

John Deere Capital Corp.
10/10/17	1.200%	570,000	570,892
Senior Unsecured
06/29/15	0.950%	755,000	759,187

Total			3,693,764

Consumer Cyclical Services —%
eBay, Inc. Senior Unsecured
10/15/20	3.250%	420,000	453,004

Consumer Products —%
Kimberly-Clark Corp. Senior Secured
03/01/22	2.400%	268,000	271,691

Koninklijke Philips Electronics NV Senior Unsecured
03/11/18	5.750%	148,000	178,315
06/01/26	7.200%	175,000	232,767

Newell Rubbermaid, Inc. Senior Unsecured
08/15/20	4.700%	405,000	447,319

Total			1,130,092

Diversified Manufacturing 0.1%
Eaton Corp. PLC Senior Unsecured
04/01/24	7.625%	500,000	652,918

Siemens Financieringsmaatschappij NV(a)
08/17/26	6.125%	385,000	506,232

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	179

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United Technologies Corp. Senior Unsecured
02/01/19	6.125%	965,000	1,202,609

Total			2,361,759

Electric 1.2%
Alabama Power Co. Senior Unsecured
05/15/38	6.125%	70,000	92,433

American Electric Power Co., Inc. Senior Unsecured
12/15/17	1.650%	357,000	358,251
12/15/22	2.950%	375,000	375,120

Arizona Public Service Co. Senior Unsecured
04/01/42	4.500%	93,000	98,904

Carolina Power & Light Co. 1st Mortgage
09/15/13	5.125%	461,000	476,314
05/15/22	2.800%	607,000	623,341

CenterPoint Energy, Inc. Senior Unsecured
05/01/18	6.500%	1,065,000	1,299,034

Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%	600,000	799,127

Consumers Energy Co. 1st Mortgage
05/15/22	2.850%	282,000	291,481

Detroit Edison Co. (The) General Refunding Mortgage
06/01/21	3.900%	285,000	318,624

Secured
06/15/42	3.950%	364,000	368,828

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	500,000	603,026
08/01/33	5.250%	1,315,000	1,499,221
08/01/41	4.900%	102,000	115,213

Duke Energy Carolinas LLC
01/15/18	5.250%	630,000	752,015

1st Mortgage
06/15/20	4.300%	156,000	178,163
12/15/41	4.250%	313,000	327,775

1st Refunding Mortgage
01/15/38	6.000%	226,000	289,298

Duke Energy Corp. Senior Unsecured
11/15/16	2.150%	757,000	782,750

Duke Energy Indiana, Inc. 1st Mortgage
07/15/20	3.750%	772,000	854,874

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Exelon Generation Co. LLC Senior Unsecured
10/01/17	6.200%	800,000	944,732
10/01/20	4.000%	750,000	788,420

Florida Power & Light Co. 1st Mortgage
10/01/33	5.950%	615,000	801,040

Indiana Michigan Power Co. Senior Unsecured
03/15/19	7.000%	420,000	530,629

John Sevier Combined Cycle Generation LLC Secured
01/15/42	4.626%	363,618	416,177

Kansas City Power & Light Co. Senior Unsecured
10/01/41	5.300%	750,000	862,949

National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	550,000	813,019

Nevada Power Co.
08/01/18	6.500%	1,275,000	1,605,660
09/15/40	5.375%	67,000	79,394

NextEra Energy Capital Holdings
06/01/15	1.200%	294,000	296,092

Oncor Electric Delivery Co. LLC Senior Secured
09/01/18	6.800%	813,000	1,008,268
09/01/22	7.000%	155,000	197,003

PPL Capital Funding, Inc.
06/15/22	4.200%	313,000	336,601

PPL Electric Utilities Corp. 1st Mortgage
09/01/22	2.500%	368,000	369,694

PPL Energy Supply LLC Senior Unsecured
12/15/21	4.600%	775,000	840,255

PSEG Power LLC
12/01/15	5.500%	212,000	236,676
09/15/16	5.320%	800,000	903,442
09/15/21	4.150%	233,000	255,320

PacifiCorp 1st Mortgage
07/15/18	5.650%	1,500,000	1,832,382
06/15/21	3.850%	335,000	377,794
10/15/37	6.250%	200,000	269,018

Pacific Gas & Electric Co. Senior Unsecured
04/15/42	4.450%	257,000	274,340
08/15/42	3.750%	531,000	507,709

Peco Energy Co. 1st Mortgage
09/15/22	2.375%	2,000,000	2,017,116

Potomac Electric Power Co. 1st Mortgage
12/15/38	7.900%	160,000	258,211

Progress Energy, Inc. Senior Unsecured
01/15/21	4.400%	187,000	208,389

The accompanying Notes to Financial Statements are an integral part of this statement.

180	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Public Service Co. of Colorado 1st Mortgage
11/15/20	3.200%	240,000	258,895

Public Service Co. of Oklahoma Senior Unsecured
12/01/19	5.150%	377,000	440,145
02/01/21	4.400%	231,000	262,087

Public Service Electric & Gas Co. 1st Mortgage
05/01/15	2.700%	400,000	417,481

San Diego Gas & Electric Co. 1st Mortgage
06/01/26	6.000%	525,000	712,028
05/15/40	5.350%	21,000	26,743

Southern California Edison Co.
02/01/38	5.950%	210,000	275,488

1st Mortgage
06/01/21	3.875%	225,000	254,160

Southern Power Co. Senior Unsecured
09/15/41	5.150%	466,000	524,762

Southwestern Public Service Co. Senior Unsecured
12/01/18	8.750%	804,000	1,090,862

Virginia Electric and Power Co. Senior Unsecured
11/15/38	8.875%	205,000	349,391

Wisconsin Electric Power Co. Senior Unsecured
09/15/21	2.950%	86,000	90,065

Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	98,000	114,604
09/15/41	4.800%	90,000	100,993

Total			32,451,826

Entertainment 0.1%
Historic TW, Inc.
05/15/29	6.625%	365,000	465,763

Time Warner, Inc.
04/15/31	7.625%	450,000	619,507
05/01/32	7.700%	690,000	964,742

Viacom, Inc. Senior Unsecured
02/27/15	1.250%	209,000	211,040
10/05/17	6.125%	375,000	448,666
12/15/21	3.875%	368,000	401,070

Viacom, Inc.(a) Senior Unsecured
03/15/43	4.375%	269,000	264,617

Walt Disney Co. (The) Senior Unsecured
12/15/17	5.875%	500,000	610,230

Total			3,985,635

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Environmental 0.1%
Republic Services, Inc.
06/01/22	3.550%	839,000	877,077

Waste Management, Inc.
06/30/20	4.750%	450,000	513,960

Total			1,391,037

Food and Beverage 0.6%
Anheuser-Busch Companies, Inc.
01/15/31	6.800%	640,000	848,558

Anheuser-Busch InBev Worldwide, Inc.
01/15/19	7.750%	525,000	701,198
11/15/19	6.875%	250,000	328,275
01/15/39	8.200%	410,000	673,332

Bunge Ltd. Finance Corp.
06/15/19	8.500%	700,000	900,686

Cargill, Inc.(a) Senior Unsecured
11/27/17	6.000%	170,000	204,527
03/06/19	7.350%	250,000	314,144
11/01/36	7.250%	300,000	420,145
09/15/37	6.625%	545,000	719,134

ConAgra Foods, Inc. Senior Unsecured
10/01/26	7.125%	400,000	511,680

Diageo Investment Corp.
05/11/22	2.875%	900,000	929,047
09/15/22	8.000%	865,000	1,245,987

General Mills, Inc. Senior Unsecured
02/15/19	5.650%	140,000	170,214

HJ Heinz Co. Senior Unsecured
07/15/28	6.375%	350,000	430,139

Heineken NV Senior Notes(a)
10/01/17	1.400%	655,000	653,022

Kellogg Co. Senior Unsecured
05/17/22	3.125%	667,000	699,008

Kraft Foods Group, Inc.(a) Senior Unsecured
08/23/18	6.125%	400,000	491,111
01/26/39	6.875%	605,000	828,408

Mondelez International, Inc. Senior Unsecured
08/11/17	6.500%	1,675,000	2,043,996

PepsiCo, Inc. Senior Unsecured
03/01/14	3.750%	800,000	830,336
08/13/17	1.250%	1,025,000	1,028,851
11/01/18	7.900%	133,000	179,477
08/25/21	3.000%	838,000	887,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	181

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SABMiller PLC Senior Unsecured(a)
01/15/14	5.700%	960,000	1,009,498

Total			17,048,153

Gas Distributors 0.2%
AGL Capital Corp.
07/15/16	6.375%	800,000	941,703

Atmos Energy Corp. Senior Unsecured
03/15/19	8.500%	346,000	464,622

Boston Gas Co. Senior Unsecured(a)
02/15/42	4.487%	359,000	379,699

Sempra Energy Senior Unsecured
06/15/18	6.150%	370,000	453,925
02/15/19	9.800%	1,672,000	2,341,022

Total			4,580,971

Gas Pipelines 0.2%
ANR Pipeline Co. Senior Unsecured
11/01/21	9.625%	200,000	302,556

CenterPoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	395,000	474,333

NiSource Finance Corp.
01/15/19	6.800%	377,000	462,616
09/15/20	5.450%	225,000	264,397
02/15/23	3.850%	237,000	243,545
02/01/42	5.800%	381,000	433,802

Spectra Energy Capital LLC
10/01/19	8.000%	745,000	983,906
09/15/38	7.500%	490,000	679,182

Texas Eastern Transmission LP Senior Unsecured(a)
10/15/22	2.800%	660,000	660,013

TransCanada PipeLines Ltd. Senior Unsecured
01/15/19	7.125%	677,000	862,394
10/15/37	6.200%	500,000	660,138

Total			6,026,882

Health Care —%
Medco Health Solutions, Inc. Senior Unsecured
03/15/18	7.125%	500,000	623,248

Healthcare Insurance —%
Aetna, Inc. Senior Unsecured
12/15/37	6.750%	590,000	818,463

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

UnitedHealth Group, Inc. Senior Unsecured
11/15/37	6.625%	285,000	376,922

Total			1,195,385

Independent Energy 0.5%
Alberta Energy Co., Ltd. Senior Unsecured
11/01/31	7.375%	695,000	902,437

Anadarko Finance Co.
05/01/31	7.500%	1,070,000	1,415,681

Apache Corp. Senior Unsecured
09/15/18	6.900%	750,000	956,492
04/15/22	3.250%	88,000	93,263
04/15/43	4.750%	268,000	291,747

Burlington Resources Finance Co.
12/01/31	7.400%	530,000	755,555

Burlington Resources, Inc.
03/15/25	8.200%	300,000	419,747

Canadian Natural Resources Ltd. Senior Unsecured
06/30/33	6.450%	699,000	888,526

ConocoPhillips Senior Unsecured
07/15/18	6.650%	605,000	767,417

Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	1,050,000	1,302,975

EOG Resources, Inc. Senior Unsecured
03/15/23	2.625%	707,000	711,975

Hess Corp. Senior Unsecured
10/01/29	7.875%	725,000	1,008,036

Kerr-McGee Corp.
09/15/31	7.875%	800,000	1,062,658

Occidental Petroleum Corp. Senior Unsecured
02/15/17	1.750%	244,000	250,206

Talisman Energy, Inc. Senior Unsecured
06/01/19	7.750%	795,000	1,024,667

Tosco Corp. Senior Unsecured
02/15/30	8.125%	775,000	1,149,275

Total			13,000,657

Integrated Energy 0.3%
Anadarko Holding Co. Senior Unsecured
05/15/28	7.150%	570,000	688,342

The accompanying Notes to Financial Statements are an integral part of this statement.

182	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

BG Energy Capital PLC(a)
10/15/41	5.125%	200,000	233,540

BP Capital Markets PLC
03/10/15	3.875%	1,450,000	1,544,757
11/06/17	1.375%	497,000	497,438
05/06/22	3.245%	715,000	753,257

ConocoPhillips Senior Unsecured
03/30/29	7.000%	475,000	636,870

Shell International Finance BV
09/22/19	4.300%	1,000,000	1,158,495
03/25/20	4.375%	400,000	463,980
12/15/38	6.375%	480,000	674,384

Suncor Energy, Inc. Senior Unsecured
06/01/18	6.100%	770,000	939,260

Total Capital International Sa
06/28/17	1.550%	311,000	315,795

Total Capital SA
03/15/16	2.300%	1,170,000	1,215,630

Total			9,121,748

Life Insurance 0.8%
AIG SunAmerica Global Financing X Senior Secured(a)
03/15/32	6.900%	585,000	775,584

ASIF Global Financing XIX Senior Secured(a)
01/17/13	4.900%	2,524,000	2,527,917

Aflac, Inc. Senior Unsecured
02/15/17	2.650%	98,000	103,020
05/15/19	8.500%	761,000	1,036,433
02/15/22	4.000%	78,000	84,140
08/15/40	6.450%	267,000	337,667

Jackson National Life Global Funding(a) Senior Secured
05/08/13	5.375%	1,425,000	1,449,536
06/01/18	4.700%	600,000	657,617

Lincoln National Corp. Senior Unsecured
06/24/21	4.850%	140,000	155,382
03/15/22	4.200%	445,000	477,415

MassMutual Global Funding II(a) Secured
10/17/22	2.500%	1,551,000	1,524,966

Senior Secured
04/14/16	3.125%	290,000	307,478
04/05/17	2.000%	670,000	690,306

Metropolitan Life Global Funding I(a) Secured
01/11/16	3.125%	855,000	906,300

Senior Secured
01/11/13	2.500%	1,000,000	1,000,577

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

01/10/14	2.000%	565,000	573,078
06/10/14	5.125%	1,450,000	1,541,495
06/14/18	3.650%	900,000	972,548
04/11/22	3.875%	1,049,000	1,140,853

New York Life Global Funding(a)
07/24/15	0.750%	825,000	823,936

Senior Secured
05/04/15	3.000%	1,830,000	1,922,938

Pacific Life Global Funding Senior Secured(a)
04/15/13	5.150%	700,000	707,884

Pacific Life Insurance Co. Subordinated Notes(a)
06/15/39	9.250%	490,000	685,216

Principal Life Global Funding II Secured(a)
12/11/15	1.000%	478,000	477,295

Prudential Insurance Co. of America (The) Senior Subordinated Notes(a)
07/01/25	8.300%	1,060,000	1,473,345

Total			22,352,926

Media Cable 0.5%
COX Communications, Inc.(a) Senior Unsecured
01/15/19	9.375%	380,000	522,486
03/01/39	8.375%	420,000	644,552

Comcast Cable Communications Holdings, Inc.
11/15/22	9.455%	1,165,000	1,761,316

Comcast Cable Communications LLC
05/01/17	8.875%	753,000	976,524

Comcast Corp.
11/15/35	6.500%	1,070,000	1,372,861
03/15/37	6.450%	1,315,000	1,687,392

DIRECTV Holdings LLC/Financing Co., Inc.
08/15/40	6.000%	875,000	970,883
03/01/41	6.375%	425,000	491,819

Time Warner Cable, Inc.
02/14/14	8.250%	830,000	899,097
07/01/18	6.750%	865,000	1,080,543
02/14/19	8.750%	662,000	893,144
05/01/37	6.550%	580,000	717,584
09/15/42	4.500%	285,000	277,945

Time Warner Entertainment Co. LP
07/15/33	8.375%	695,000	1,014,332

Total			13,310,478

Media Non-Cable 0.2%
CBS Corp.
07/30/30	7.875%	795,000	1,097,690
07/01/42	4.850%	1,075,000	1,118,849

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	183

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

NBCUniversal Media LLC Senior Unsecured
04/30/40	6.400%	314,000	402,898

News America, Inc.
05/18/18	7.250%	375,000	472,098
07/15/24	9.500%	407,000	578,677
10/30/25	7.700%	400,000	523,846
04/30/28	7.300%	350,000	443,081
12/15/34	6.200%	450,000	545,017

Thomson Reuters Corp.
07/15/18	6.500%	725,000	906,034

Total			6,088,190

Metals 0.2%
BHP Billiton Finance USA Ltd.
04/01/14	5.500%	1,100,000	1,168,408
02/24/15	1.000%	157,000	158,163

Freeport-McMoRan Copper & Gold, Inc. Senior Unsecured
03/01/17	2.150%	917,000	921,870

Nucor Corp. Senior Unsecured
12/01/37	6.400%	250,000	342,888

Placer Dome, Inc. Senior Unsecured
10/15/35	6.450%	380,000	452,997

Rio Tinto Finance USA Ltd.
05/01/14	8.950%	495,000	547,332
05/01/19	9.000%	390,000	535,676
11/02/20	3.500%	300,000	318,005
09/20/21	3.750%	1,104,000	1,180,506

Total			5,625,845

Non-Captive Consumer —%
HSBC Finance Corp. Senior Unsecured
01/19/16	5.500%	1,090,000	1,218,026

Non-Captive Diversified 0.6%
General Electric Capital Corp. Senior Secured
12/11/15	1.000%	606,000	608,438

Senior Unsecured
07/02/15	1.625%	1,000,000	1,018,040
09/15/17	5.625%	3,400,000	4,011,055
05/01/18	5.625%	5,000,000	5,937,670
08/07/19	6.000%	2,400,000	2,919,751
01/07/21	4.625%	300,000	340,289
03/15/32	6.750%	505,000	655,861

Subordinated Notes
02/11/21	5.300%	292,000	338,948

General Electric Capital Corp.(b) Senior Unsecured
02/15/17	0.480%	1,250,000	1,216,069

Total			17,046,121

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oil Field Services 0.2%
Cameron International Corp. Senior Unsecured
04/30/15	1.600%	296,000	299,039

Nabors Industries, Inc.
02/15/18	6.150%	400,000	470,416
01/15/19	9.250%	500,000	661,024

National Oilwell Varco, Inc. Senior Unsecured
12/01/17	1.350%	432,000	434,749

Noble Holding International Ltd.
03/15/22	3.950%	96,000	101,022

Schlumberger Investment SA(a)
09/14/21	3.300%	344,000	366,326

Transocean, Inc.
11/15/20	6.500%	810,000	981,010
12/15/21	6.375%	124,000	150,698
12/15/41	7.350%	67,000	89,001

Weatherford International Ltd.
04/15/22	4.500%	111,000	117,800
03/01/39	9.875%	375,000	525,521
09/15/40	6.750%	280,000	317,096
04/15/42	5.950%	125,000	135,669

Total			4,649,371

Other Financial Institutions —%
CME Group, Inc. Senior Unsecured
02/15/14	5.750%	326,000	344,274

Other Utility —%
American Water Capital Corp. Senior Unsecured
10/15/17	6.085%	740,000	884,456
10/15/37	6.593%	300,000	389,224

Total			1,273,680

Pharmaceuticals 0.1%
AbbVie, Inc.(a)
11/06/22	2.900%	870,000	885,991

Amgen, Inc. Senior Unsecured
11/15/41	5.150%	1,465,000	1,648,661

Wyeth LLC
02/01/14	5.500%	1,200,000	1,265,064

Total			3,799,716

Property & Casualty 0.4%
ACE INA Holdings, Inc.
05/15/15	5.600%	630,000	699,316

Allstate Life Global Funding Trusts Senior Secured
04/30/13	5.375%	1,050,000	1,067,384

The accompanying Notes to Financial Statements are an integral part of this statement.

184	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Berkshire Hathaway Finance Corp.
12/15/15	2.450%	333,000	350,075
05/15/18	5.400%	2,200,000	2,646,325
05/15/22	3.000%	1,000,000	1,041,846
01/15/40	5.750%	385,000	471,312

Berkshire Hathaway, Inc. Senior Unsecured
08/15/21	3.750%	488,000	537,559

CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	615,000	667,694
08/15/16	6.500%	300,000	346,118

Nationwide Mutual Insurance Co.(a) Subordinated Notes
04/15/34	6.600%	290,000	291,821
08/15/39	9.375%	1,170,000	1,646,284

Travelers Property Casualty Corp. Senior Unsecured
04/15/26	7.750%	605,000	844,951

Total			10,610,685

Railroads 0.3%
Burlington Northern Santa Fe LLC Senior Unsecured
03/15/22	3.050%	217,000	223,945
05/01/40	5.750%	790,000	973,930
03/15/42	4.400%	500,000	524,798

CSX Corp. Senior Unsecured
05/01/17	7.900%	625,000	781,662
02/01/19	7.375%	815,000	1,036,345
06/01/21	4.250%	215,000	241,124

Norfolk Southern Corp. Senior Unsecured
05/23/11	6.000%	1,072,000	1,301,645

Norfolk Southern Corp.(a) Senior Unsecured
02/15/23	2.903%	883,000	890,206

Union Pacific Corp. Senior Unsecured
07/15/22	4.163%	849,000	960,384

Total			6,934,039

REITs 0.2%
CommonWealth REIT Senior Unsecured
08/15/16	6.250%	1,030,000	1,129,948

ERP Operating LP Senior Unsecured
09/15/14	5.250%	275,000	295,409
08/01/16	5.375%	500,000	569,190
12/15/21	4.625%	543,000	611,642

HCP, Inc. Senior Unsecured
02/01/19	3.750%	302,000	318,713

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Simon Property Group LP Senior Unsecured
02/01/15	4.200%	1,000,000	1,060,503
05/30/18	6.125%	900,000	1,096,301

WEA Finance LLC/WT Finance Australia Propriety Ltd.(a)
09/02/19	6.750%	1,407,000	1,743,037

Total			6,824,743

Retailers 0.1%
CVS Caremark Corp. Senior Unsecured
09/15/39	6.125%	430,000	550,297

CVS Pass-Through Trust Pass-Through Certificates(a)
01/10/34	5.926%	544,399	656,298

Gap, Inc. (The) Senior Unsecured
04/12/21	5.950%	820,000	938,109

Staples, Inc. Senior Unsecured
01/15/14	9.750%	100,000	108,719

Target Corp. Senior Unsecured
11/01/32	6.350%	150,000	199,065
01/15/38	7.000%	225,000	330,482

Total			2,782,970

Supermarkets 0.1%
Kroger Co. (The)
08/15/17	6.400%	300,000	362,107
01/15/20	6.150%	440,000	536,141
04/01/31	7.500%	1,220,000	1,583,140

Total			2,481,388

Supranational 0.1%
African Development Bank
09/01/19	8.800%	1,700,000	2,265,112

Corporación Andina de Fomento Senior Unsecured
01/15/16	3.750%	1,192,000	1,257,924

Total			3,523,036

Technology 0.6%
Arrow Electronics, Inc. Senior Unsecured
04/01/20	6.000%	760,000	860,033

Cisco Systems, Inc. Senior Unsecured
01/15/40	5.500%	1,460,000	1,855,580

Dell, Inc. Senior Unsecured
04/15/28	7.100%	390,000	469,554

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	185

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

HP Enterprise Services LLC Senior Unsecured
10/15/29	7.450%	300,000	351,760

Hewlett-Packard Co. Senior Unsecured
03/01/14	6.125%	750,000	788,413

International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	993,000	1,031,996
10/15/18	7.625%	640,000	854,843
08/01/27	6.220%	655,000	886,194
11/29/32	5.875%	500,000	663,706

Intuit, Inc. Senior Unsecured
03/15/17	5.750%	1,100,000	1,268,896

Microsoft Corp. Senior Unsecured
09/25/15	1.625%	360,000	370,453
11/15/22	2.125%	523,000	517,877
10/01/40	4.500%	518,000	575,634

National Semiconductor Corp. Senior Unsecured
04/15/15	3.950%	565,000	608,512
06/15/17	6.600%	1,115,000	1,376,993

Oracle Corp. Senior Unsecured
04/15/38	6.500%	280,000	389,344
07/08/39	6.125%	339,000	452,424
07/15/40	5.375%	155,000	193,258

Pitney Bowes, Inc. Senior Unsecured
08/15/14	4.875%	882,000	932,401
03/15/18	5.600%	150,000	158,875

Xerox Corp. Senior Unsecured
02/01/17	6.750%	500,000	581,546
12/15/19	5.625%	475,000	530,699

Total			15,718,991

Transportation Services —%
Penske Truck Leasing Co. LP/Corp. Senior Notes(a)
07/11/14	2.500%	850,000	858,880

United Parcel Service of America, Inc. Senior Unsecured(b)
04/01/30	8.375%	225,000	339,094

Total			1,197,974

Wireless 0.2%
America Movil SAB de CV
03/30/40	6.125%	300,000	394,693

Senior Unsecured
07/16/22	3.125%	1,297,000	1,318,333

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Centel Capital Corp.
10/15/19	9.000%	350,000	416,433

Crown Castle Towers LLC Senior Secured(a)
08/15/35	3.214%	1,160,000	1,209,436

Vodafone Group PLC Senior Unsecured
03/20/17	1.625%	2,200,000	2,232,296

Total			5,571,191

Wirelines 0.9%
AT&T, Inc. Senior Unsecured
02/15/19	5.800%	1,000,000	1,227,034
05/15/21	4.450%	600,000	692,916
01/15/38	6.300%	750,000	957,632
09/01/40	5.350%	1,821,000	2,120,642

AT&T, Inc.(a) Senior Unsecured
12/15/42	4.300%	1,158,000	1,163,041
06/15/45	4.350%	1,219,000	1,222,501

British Telecommunications PLC
06/22/15	2.000%	205,000	210,744

Senior Unsecured
12/15/30	9.625%	350,000	556,038

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	900,000	994,499
09/15/39	7.600%	600,000	622,801

Deutsche Telekom International Finance BV
08/20/18	6.750%	525,000	651,905
06/15/30	8.750%	290,000	434,491

Deutsche Telekom International Finance BV(a)
03/06/17	2.250%	150,000	153,823
03/06/42	4.875%	150,000	160,123

France Telecom SA Senior Unsecured
03/01/31	8.500%	790,000	1,182,527

GTE Corp.
04/15/18	6.840%	840,000	1,051,656

Qwest Corp. Senior Unsecured
12/01/21	6.750%	1,063,000	1,245,801

Telecom Italia Capital SA
09/30/14	4.950%	300,000	313,200
06/04/18	6.999%	700,000	800,100

Telefonica Emisiones SAU
06/20/16	6.421%	790,000	874,135
07/03/17	6.221%	1,000,000	1,112,500
02/16/21	5.462%	120,000	128,168

Verizon Communications, Inc. Senior Unsecured
02/15/16	5.550%	1,500,000	1,708,105

The accompanying Notes to Financial Statements are an integral part of this statement.

186	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

02/15/18	5.500%	250,000	300,218
11/01/18	8.750%	915,000	1,270,450
02/15/38	6.400%	180,000	243,697

Verizon Global Funding Corp. Senior Unsecured
12/01/30	7.750%	1,530,000	2,240,055

Verizon Maryland, Inc.
06/15/33	5.125%	500,000	522,740

Total			24,161,542

Total Corporate Bonds & Notes
(Cost: $362,811,725)			391,885,009

Residential Mortgage-Backed Securities — Agency 27.1%
Federal Home Loan Banks CMO Series 2015-TQ Class A(c)
10/20/15	5.065%	1,410,849	1,512,095

Federal Home Loan Mortgage Corp.(b)(c)
07/01/36	5.066%	555,307	598,604
11/01/36	6.049%	1,002,975	1,085,780

CMO Series 2551 Class NS
01/15/33	14.100%	844,349	1,085,685

CMO Series 264 Class F1
08/15/42	0.759%	7,911,638	7,930,799

CMO Series 267 Class F5
08/15/42	0.709%	2,962,289	2,982,970

CMO Series 3102 Class FB
01/15/36	0.509%	764,492	767,573

CMO Series 3147 Class PF
04/15/36	0.509%	1,412,995	1,418,964

CMO Series 3229 Class AF
08/15/23	0.459%	1,230,979	1,230,233

CMO Series 3523 Class SD
06/15/36	19.088%	405,449	519,946

CMO Series 3549 Class FA
07/15/39	1.409%	759,438	772,645

CMO Series 3688 Class CU
11/15/21	6.785%	1,493,450	1,603,087

CMO Series 3688 Class GT
11/15/46	7.167%	1,869,942	2,293,732

CMO Series 3804 Class FN
03/15/39	0.659%	1,337,518	1,344,041

CMO Series 3852 Class QN
05/15/41	5.500%	1,833,716	1,978,208

CMO Series 3966 Class BF
10/15/40	0.709%	3,462,127	3,484,811

CMO Series 3997 Class PF
11/15/39	0.659%	2,324,387	2,336,686

CMO Series 4001 Class NF
01/15/39	0.709%	1,408,148	1,415,376

Residential Mortgage-Backed Securities— Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 4012 Class FN
03/15/42	0.709%	4,283,334	4,321,751

CMO Series 4048 Class FB
10/15/41	0.609%	4,746,104	4,769,626

CMO Series 4048 Class FJ
07/15/37	0.612%	4,458,169	4,385,217

CMO Series 4087 Class FA
05/15/39	0.659%	3,425,498	3,440,207

CMO Series 4095 Class FB
04/15/39	0.609%	3,964,532	3,943,954

Structured Pass-Through Securities CMO Series T-62 Class 1A1
10/25/44	1.360%	1,517,250	1,512,938

Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO STRIPS Series 239 Class S30
08/15/36	7.491%	3,589,550	455,705

CMO IO Series 3385 Class SN
11/15/37	5.791%	1,287,705	140,330

CMO IO Series 3451 Class SA
05/15/38	5.841%	2,477,609	302,299

CMO IO Series 3531 Class SM
05/15/39	5.891%	2,450,785	314,414

CMO IO Series 3608 Class SC
12/15/39	6.041%	4,213,465	575,815

CMO IO Series 3740 Class SB
10/15/40	5.791%	2,655,073	549,430

CMO IO Series 3740 Class SC
10/15/40	5.791%	4,095,680	1,046,112

CMO IO Series 3802 Class LS
01/15/40	4.064%	5,576,701	286,436

Federal Home Loan Mortgage Corp.(c)
01/01/32-06/01/42	3.500%	8,856,499	9,544,845
06/01/42	4.000%	5,947,493	6,550,343
05/01/41	4.500%	7,387,819	7,955,513
05/01/36-08/01/40	5.000%	8,172,783	9,045,842
02/01/24-05/01/38	5.500%	8,971,606	9,694,883
09/01/21-09/01/37	6.000%	16,542,875	18,035,290
11/01/22-10/17/38	6.500%	7,126,614	7,961,602
09/01/37-05/01/38	7.500%	950,818	1,110,715

CMO Series 2127 Class PG
02/15/29	6.250%	1,095,285	1,230,844

CMO Series 2165 Class PE
06/15/29	6.000%	473,722	533,027

CMO Series 2326 Class ZQ
06/15/31	6.500%	2,100,461	2,390,601

CMO Series 2399 Class TH
01/15/32	6.500%	1,144,592	1,256,634

CMO Series 2517 Class Z
10/15/32	5.500%	1,201,166	1,331,389

CMO Series 2545 Class HG
12/15/32	5.500%	1,865,776	2,074,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	187

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2557 Class HL
01/15/33	5.300%	1,614,946	1,773,547

CMO Series 2568 Class KG
02/15/23	5.500%	2,962,600	3,247,045

CMO Series 2586 Class TG
03/15/23	5.500%	3,000,000	3,406,794

CMO Series 2594 Class DJ
10/15/30	4.250%	20,742	20,733

CMO Series 2597 Class AE
04/15/33	5.500%	1,422,845	1,560,412

CMO Series 262 Class 35
07/15/42	3.500%	10,875,673	11,759,903

CMO Series 2752 Class EZ
02/15/34	5.500%	3,247,451	3,685,809

CMO Series 2764 Class UE
10/15/32	5.000%	1,202,569	1,265,598

CMO Series 2764 Class ZG
03/15/34	5.500%	2,424,476	2,703,383

CMO Series 2802 Class VG
07/15/23	5.500%	2,500,000	2,607,420

CMO Series 2825 Class VQ
07/15/26	5.500%	2,000,000	2,156,262

CMO Series 2953 Class PG
03/15/35	5.500%	4,000,000	4,687,756

CMO Series 2986 Class CH
06/15/25	5.000%	2,544,581	2,788,525

CMO Series 2989 Class TG
06/15/25	5.000%	1,957,856	2,139,381

CMO Series 3075 Class PD
01/15/35	5.500%	1,250,000	1,330,854

CMO Series 3101 Class UZ
01/15/36	6.000%	2,249,266	2,523,895

CMO Series 3107 Class BN
02/15/36	5.750%	932,642	942,293

CMO Series 3123 Class AZ
03/15/36	6.000%	3,220,249	3,640,533

CMO Series 3143 Class BC
02/15/36	5.500%	2,500,000	2,784,656

CMO Series 3151 Class PD
11/15/34	6.000%	647,911	668,492

CMO Series 3164 Class MG
06/15/36	6.000%	1,118,652	1,250,502

CMO Series 3171 Class MG
08/15/34	6.000%	2,995,755	3,082,449

CMO Series 3195 Class PD
07/15/36	6.500%	2,020,453	2,266,271

CMO Series 3200 Class AY
08/15/36	5.500%	2,178,120	2,391,713

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 3213 Class JE
09/15/36	6.000%	4,000,000	4,533,668

CMO Series 3218 Class BE
09/15/35	6.000%	2,000,000	2,161,864

CMO Series 3229 Class HE
10/15/26	5.000%	2,216,000	2,514,178

CMO Series 3266 Class D
01/15/22	5.000%	4,850,000	5,306,273

CMO Series 3402 Class NC
12/15/22	5.000%	1,500,000	1,664,695

CMO Series 3423 Class PB
03/15/38	5.500%	2,000,000	2,287,686

CMO Series 3453 Class B
05/15/38	5.500%	1,275,144	1,406,664

CMO Series 3461 Class Z
06/15/38	6.000%	3,927,250	4,649,735

CMO Series 3501 Class CB
01/15/39	5.500%	1,500,000	1,633,699

CMO Series 3666 Class VA
12/15/22	5.500%	2,538,554	2,689,720

CMO Series 3680 Class MA
07/15/39	4.500%	4,044,568	4,518,765

CMO Series 3682 Class BH
08/15/36	5.500%	1,898,735	1,930,911

CMO Series 3684 Class CY
06/15/25	4.500%	2,000,000	2,269,306

CMO Series 3687 Class MA
02/15/37	4.500%	2,737,527	3,064,872

CMO Series 3704 Class CT
12/15/36	7.000%	3,527,374	4,268,066

CMO Series 3704 Class DT
11/15/36	7.500%	3,495,149	4,061,405

CMO Series 3704 Class ET
12/15/36	7.500%	2,826,753	3,457,534

CMO Series 3707 Class B
08/15/25	4.500%	2,027,855	2,332,500

CMO Series 3720 Class A
09/15/25	4.500%	1,806,127	1,946,136

CMO Series 3819 Class ZQ
04/15/36	6.000%	3,331,260	3,875,035

CMO Series 3890 Class ME
07/15/41	5.000%	1,000,000	1,163,318

CMO Series 3957 Class B
11/15/41	4.000%	1,370,531	1,475,902

CMO Series 3966 Class NA
12/15/41	4.000%	2,301,174	2,495,791

CMO Series R004 Class VG
08/15/21	6.000%	888,973	902,759

The accompanying Notes to Financial Statements are an integral part of this statement.

188	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series R006 Class ZA
04/15/36	6.000%	2,533,575	2,900,658

CMO Series R007 Class ZA
05/15/36	6.000%	4,970,761	5,804,160

Structured Pass-Through Securities CMO Series T-56 Class A5
05/25/43	5.231%	2,173,821	2,470,103

Federal Home Loan Mortgage Corp.(c)(e) CMO PO STRIPS Series 197 Class PO
04/01/28	0.000%	871,923	800,526

CMO PO Series 2235 Class KP
06/15/30	0.000%	638,287	607,871

CMO PO Series 2725 Class OP
10/15/33	0.000%	17,229	17,228

CMO PO Series 2777 Class KO
02/15/33	0.000%	807,221	793,614

CMO PO Series 2967 Class EA
04/15/20	0.000%	408,076	388,439

CMO PO Series 3077 Class TO
04/15/35	0.000%	765,130	742,852

CMO PO Series 3100 Class PO
01/15/36	0.000%	1,133,908	1,070,342

CMO PO Series 3117 Class OG
02/15/36	0.000%	783,803	742,678

CMO PO Series 3136 Class PO
04/15/36	0.000%	545,410	505,401

CMO PO Series 3200 Class PO
08/15/36	0.000%	794,056	759,421

CMO PO Series 3316 Class JO
05/15/37	0.000%	390,692	374,519

CMO PO Series 3393 Class JO
09/15/32	0.000%	879,083	806,741

CMO PO Series 3510 Class OD
02/15/37	0.000%	999,826	918,408

CMO PO Series 3607 Class AO
04/15/36	0.000%	1,120,321	1,056,917

CMO PO Series 3607 Class EO
02/15/33	0.000%	463,611	442,361

CMO PO Series 3607 Class PO
05/15/37	0.000%	983,222	947,433

CMO PO Series 3607 Class TO
10/15/39	0.000%	1,159,378	1,027,206

CMO PO Series 3621 Class BO
01/15/40	0.000%	687,248	650,084

CMO PO Series 3623 Class LO
01/15/40	0.000%	1,178,222	1,126,278

Federal Home Loan Mortgage Corp.(c)(d) CMO IO Series 3688 Class NI
04/15/32	5.000%	3,235,911	468,525

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 3714 Class IP
08/15/40	5.000%	3,259,416	484,328

CMO IO Series 3739 Class LI
03/15/34	4.000%	5,413,849	272,009

CMO IO Series 3747 Class HI
07/15/37	4.500%	6,678,265	546,098

CMO IO Series 3756 Class IP
08/15/35	4.000%	3,185,245	117,418

CMO IO Series 3760 Class GI
10/15/37	4.000%	2,862,069	198,435

CMO IO Series 3772 Class IO
09/15/24	3.500%	2,876,421	168,363

CMO IO Series 3779 Class IH
11/15/34	4.000%	3,173,587	217,640

CMO IO Series 3800 Class AI
11/15/29	4.000%	3,705,257	326,813

Federal National Mortgage Association(b)(c)
11/01/22	0.482%	1,475,000	1,474,014
10/01/22	0.602%	5,500,000	5,499,026
09/01/22	0.652%	1,500,000	1,500,297
08/01/22	0.762%	1,986,574	1,986,979
04/01/22	0.822%	2,000,000	2,006,735
01/01/19	0.952%	1,086,126	1,087,796
04/01/22	0.982%	1,500,000	1,499,752
03/01/36	3.217%	1,874,818	1,994,439
12/25/33	13.681%	659,072	813,186

CMO Class 2005-SV Series 75
09/25/35	23.361%	573,866	846,679

CMO Series 2003-129 Class FD
01/25/24	0.710%	978,858	984,824

CMO Series 2003-W8 Class 3F1
05/25/42	0.610%	633,535	629,599

CMO Series 2004-36 Class FA
05/25/34	0.610%	961,864	967,901

CMO Series 2005-74 Class SK
05/25/35	19.553%	658,870	899,321

CMO Series 2005-W3 Class 2AF
03/25/45	0.430%	1,682,579	1,674,314

CMO Series 2006-56 Class FC
07/25/36	0.500%	976,141	979,270

CMO Series 2006-56 Class PF
07/25/36	0.560%	750,901	756,461

CMO Series 2007-101 Class A2
06/27/36	0.460%	3,195,581	3,165,553

CMO Series 2007-108 Class AN
11/25/37	8.446%	972,682	1,159,684

CMO Series 2007-54 Class PF
06/25/37	0.430%	1,502,626	1,505,151

CMO Series 2010-28 Class BS
04/25/40	11.116%	728,291	817,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	189

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-35 Class SJ
04/25/40	16.968%	1,000,000	1,516,444

CMO Series 2010-49 Class SC
03/25/40	12.241%	1,746,752	2,098,046

CMO Series 2010-61 Class WA
06/25/40	5.933%	533,248	583,750

CMO Series 2011-101 Class FM
01/25/41	0.760%	1,746,684	1,761,025

CMO Series 2011-124 Class JF
02/25/41	0.610%	1,486,641	1,493,583

CMO Series 2011-2 Class WA
02/25/51	5.774%	1,305,234	1,438,193

CMO Series 2011-43 Class WA
05/25/51	5.862%	1,737,839	1,924,660

CMO Series 2011-75 Class FA
08/25/41	0.760%	1,248,861	1,261,586

CMO Series 2012-101 Class FC
09/25/42	0.710%	1,984,309	1,999,727

CMO Series 2012-112 Class FD
10/25/42	0.710%	1,492,721	1,504,624

CMO Series 2012-137 Class CF
08/25/41	0.510%	2,492,811	2,499,161

CMO Series 2012-14 Class FG
07/25/40	0.610%	2,788,059	2,799,089

CMO Series 2012-47 Class HF
05/25/27	0.610%	9,060,429	9,132,514

CMO Series 2012-58 Class FA
03/25/39	0.710%	3,416,532	3,438,428

CMO Series 411 Class F1
08/25/42	0.760%	4,933,186	4,958,505

CMO Series 412 Class F2
08/25/42	0.710%	2,468,537	2,471,617

Series 2003-W16 Class AF5
09/25/33	4.591%	1,857,523	1,903,805

Federal National Mortgage Association(b)(c)(d) CMO IO Series 1996-4 Class SA
02/25/24	8.281%	351,480	74,191

CMO IO Series 2005-18 Class SK
03/25/35	6.540%	3,491,185	92,867

CMO IO Series 2006-117 Class GS
12/25/36	6.440%	1,581,011	241,633

CMO IO Series 2006-43 Class SI
06/25/36	6.390%	5,786,875	995,247

CMO IO Series 2006-58 Class IG
07/25/36	6.310%	3,561,200	517,139

CMO IO Series 2006-8 Class WN
03/25/36	6.490%	3,405,815	736,592

CMO IO Series 2006-94 Class GI
10/25/26	6.440%	2,790,514	408,830

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2007-109 Class PI
12/25/37	6.140%	4,095,996	644,283

CMO IO Series 2007-65 Class KI
07/25/37	6.410%	2,150,503	279,570

CMO IO Series 2007-72 Class EK
07/25/37	6.190%	6,881,070	984,018

CMO IO Series 2007-W7 Class 2A2
07/25/37	6.320%	3,160,949	725,696

CMO IO Series 2009-112 Class ST
01/25/40	6.040%	2,734,551	339,680

CMO IO Series 2009-17 Class QS
03/25/39	6.440%	1,776,139	274,810

CMO IO Series 2009-37 Class KI
06/25/39	5.790%	7,175,485	793,560

CMO IO Series 2009-68 Class SA
09/25/39	6.540%	3,075,334	437,105

CMO IO Series 2010-125 Class SA
11/25/40	4.230%	7,201,802	812,158

CMO IO Series 2010-35 Class SB
04/25/40	6.210%	2,240,967	276,360

CMO IO Series 2010-42 Class S
05/25/40	6.190%	2,185,636	293,295

CMO IO Series 2010-68 Class SA
07/25/40	4.790%	6,480,223	1,125,566

CMO IO Series 2011-30 Class LS
04/25/41	4.459%	5,599,248	357,476

Federal National Mortgage Association(c)
08/01/32	3.500%	1,449,691	1,549,983
04/01/20-07/01/42	4.000%	2,433,193	2,676,413
10/01/19-08/01/40	5.000%	11,648,957	12,848,089
10/01/21-10/01/39	5.500%	28,895,670	31,497,559
10/01/19-11/01/48	6.000%	30,005,668	32,801,337
02/01/24-02/01/39	6.500%	19,105,931	21,427,267
04/01/37-01/01/39	7.000%	6,220,260	7,287,564
05/01/22-08/01/37	7.500%	763,426	874,766

CMO Series 1999-7 Class AB
03/25/29	6.000%	998,314	1,124,899

CMO Series 2001-60 Class PX
11/25/31	6.000%	1,318,014	1,493,759

CMO Series 2002-50 Class ZA
05/25/31	6.000%	5,205,012	5,864,034

CMO Series 2002-78 Class Z
12/25/32	5.500%	2,088,821	2,311,879

CMO Series 2003-23 Class EQ
04/25/23	5.500%	2,000,000	2,321,226

CMO Series 2003-56 Class AZ
08/25/31	5.500%	534,931	541,461

CMO Series 2004-50 Class VZ
07/25/34	5.500%	3,188,591	3,709,632

CMO Series 2004-65 Class LT
08/25/24	4.500%	1,391,316	1,510,340

The accompanying Notes to Financial Statements are an integral part of this statement.

190	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2004-W10 Class A6
08/25/34	5.750%	3,000,000	3,326,334

CMO Series 2005-118 Class PN
01/25/32	6.000%	1,643,479	1,679,299

CMO Series 2005-121 Class DX
01/25/26	5.500%	2,000,000	2,250,296

CMO Series 2005-67 Class EY
08/25/25	5.500%	1,163,718	1,288,309

CMO Series 2006-102 Class MD
01/25/35	6.000%	2,000,000	2,081,858

CMO Series 2006-105 Class ME
11/25/36	5.500%	1,500,000	1,772,719

CMO Series 2006-16 Class HZ
03/25/36	5.500%	10,912,159	12,176,322

CMO Series 2006-74 Class DV
08/25/23	6.500%	1,825,000	1,888,075

CMO Series 2006-W3 Class 2A
09/25/46	6.000%	977,928	1,097,932

CMO Series 2007-104 Class ZE
08/25/37	6.000%	2,043,558	2,368,439

CMO Series 2007-116 Class PB
08/25/35	5.500%	1,186,205	1,338,717

CMO Series 2007-18 Class MZ
03/25/37	6.000%	1,417,830	1,682,368

CMO Series 2007-42 Class B
05/25/37	6.000%	2,000,000	2,330,704

CMO Series 2007-76 Class PD
03/25/36	6.000%	902,305	931,238

CMO Series 2007-76 Class ZG
08/25/37	6.000%	4,148,731	4,863,051

CMO Series 2007-84 Class PE
05/25/34	6.000%	933,706	939,211

CMO Series 2008-68 Class VB
03/25/27	6.000%	4,365,000	4,523,794

CMO Series 2008-80 Class GP
09/25/38	6.250%	669,289	746,271

CMO Series 2009-59 Class HB
08/25/39	5.000%	1,670,154	1,874,648

CMO Series 2009-60 Class HT
08/25/39	6.000%	2,659,074	3,059,913

CMO Series 2009-79 Class UA
03/25/38	7.000%	540,693	618,826

CMO Series 2009-W1 Class A
12/25/49	6.000%	5,256,591	6,016,227

CMO Series 2010-111 Class AE
04/25/38	5.500%	9,578,186	10,499,416

CMO Series 2010-111 Class AM
10/25/40	5.500%	3,000,000	3,616,077

CMO Series 2010-133 Class A
05/25/38	5.500%	7,008,899	7,587,161

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-148 Class MA
02/25/39	4.000%	2,106,584	2,190,150

CMO Series 2010-2 Class LC
02/25/40	5.000%	1,200,000	1,404,478

CMO Series 2010-47 Class AV
05/25/21	5.000%	4,020,046	4,312,842

CMO Series 2010-83 Class DN
12/25/20	4.500%	2,910,053	3,336,384

CMO Series 2010-9 Class PC
10/25/39	4.500%	1,965,618	1,997,218

CMO Series 2011-118 Class MT
11/25/41	7.000%	3,952,643	4,530,468

CMO Series 2011-118 Class NT
11/25/41	7.000%	4,804,361	5,515,191

CMO Series 2011-39 Class ZA
11/25/32	6.000%	1,770,796	1,984,609

CMO Series G94-8 Class K
07/17/24	8.000%	572,990	663,763

Federal National Mortgage Association(c)(e) CMO PO STRIPS Series 293 Class 1
12/01/24	0.000%	768,847	706,624

CMO PO STRIPS Series 300 Class 1
09/01/24	0.000%	732,196	671,318

CMO PO Series 2000-18 Class EC
10/25/23	0.000%	287,832	262,279

CMO PO Series 2003-128 Class NO
01/25/19	0.000%	41,282	41,202

CMO PO Series 2003-23 Class QO
01/25/32	0.000%	78,061	77,743

CMO PO Series 2004-46 Class EP
03/25/34	0.000%	747,207	699,339

CMO PO Series 2004-61 Class BO
10/25/32	0.000%	481,667	471,656

CMO PO Series 2006-113 Class PO
07/25/36	0.000%	498,961	470,500

CMO PO Series 2006-15 Class OP
03/25/36	0.000%	693,611	664,876

CMO PO Series 2006-56 Class OA
10/25/24	0.000%	277,349	276,028

CMO PO Series 2006-60 Class CO
06/25/35	0.000%	766,968	744,605

CMO PO Series 2006-60 Class DO
04/25/35	0.000%	881,891	842,295

CMO PO Series 2006-8 Class WQ
03/25/36	0.000%	928,859	874,591

CMO PO Series 2006-86 Class OB
09/25/36	0.000%	1,539,471	1,485,360

CMO PO Series 2009-113 Class AO
01/25/40	0.000%	831,614	791,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	191

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO PO Series 2009-69 Class PO
09/25/39	0.000%	561,246	534,711

CMO PO Series 2009-86 Class BO
03/25/37	0.000%	580,298	552,919

CMO PO Series 2009-86 Class OT
10/25/37	0.000%	1,644,339	1,565,101

CMO PO Series 2010-39 Class OT
10/25/35	0.000%	692,212	650,752

CMO PO Series 2010-68 Class CO
07/25/40	0.000%	1,239,857	1,167,624

CMO PO Series 314 Class 1
07/01/31	0.000%	637,684	595,603

CMO PO Series 3151 Class PO
05/15/36	0.000%	687,289	653,972

Federal National Mortgage Association(c)(d) CMO IO Series 2009-71 Class BI
08/25/24	4.500%	720,590	56,294

CMO IO Series 2009-86 Class IP
10/25/39	5.500%	1,243,987	152,792

CMO IO Series 2009-86 Class UI
10/25/14	4.000%	2,961,545	125,671

CMO IO Series 2010-155 Class KI
01/25/21	3.000%	4,241,261	297,038

Federal National Mortgage Association(c)(f)
01/01/23-01/01/42	0.500%	4,000,000	4,002,500
01/01/23-01/31/42	0.600%	8,500,000	8,505,312
01/15/23	2.340%	2,000,000	2,012,500
02/01/23	2.400%	2,000,000	2,005,000

Fontainebleau Miami Beach Trust Series 2012-FBLU Class A(a)(c)
05/05/27	2.887%	1,981,496	2,049,277

Government National Mortgage Association(a)(c)(f)(g) Series 2012-HF1 Class BA
02/20/63	1.650%	2,000,000	1,993,750

Series 2012-HJ3 Class A1
02/01/63	1.650%	4,000,000	4,033,750

Government National Mortgage Association(b)(c) CMO Series 2007-16 Class NS
04/20/37	22.538%	458,652	659,312

CMO Series 2010-H17 Class XQ
07/20/60	5.246%	5,649,531	6,663,367

CMO Series 2011-137 Class WA
07/20/40	5.535%	3,357,980	3,840,615

CMO Series 2012-141 Class WC
01/20/42	3.781%	2,000,000	2,202,500

CMO Series 2012-61 Class FM
05/16/42	0.609%	5,706,397	5,741,092

CMO Series 2012-H10 Class FA
12/20/61	0.760%	2,895,863	2,926,240

CMO Series 2012-H21 Class CF
05/20/61	0.910%	2,800,312	2,821,633

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2012-H21 Class DF
05/20/61	0.860%	2,499,303	2,517,443

CMO Series 2012-H26 Class MA
07/20/62	0.760%	2,002,432	2,017,210

Government National Mortgage Association CMO Series 2012-H28 Class FA
09/20/62	0.790%	5,002,226	5,027,382

Government National Mortgage Association(b)(c)(d) CMO IO Series 2005-3 Class SE
01/20/35	5.889%	2,941,999	501,432

CMO IO Series 2006-38 Class SG
09/20/33	6.439%	3,001,867	210,777

CMO IO Series 2007-26 Class SW
05/20/37	5.989%	4,858,185	716,420

CMO IO Series 2007-40 Class SN
07/20/37	6.469%	3,248,660	532,500

CMO IO Series 2008-62 Class SA
07/20/38	5.939%	2,597,688	400,124

CMO IO Series 2008-76 Class US
09/20/38	5.689%	3,929,984	533,560

CMO IO Series 2008-95 Class DS
12/20/38	7.089%	3,381,236	534,427

CMO IO Series 2009-102 Class SM
06/16/39	6.191%	3,944,039	457,892

CMO IO Series 2009-106 Class ST
02/20/38	5.789%	4,272,320	623,449

CMO IO Series 2009-64 Class SN
07/16/39	5.891%	3,321,336	382,756

CMO IO Series 2009-67 Class SA
08/16/39	5.841%	2,227,368	285,046

CMO IO Series 2009-72 Class SM
08/16/39	6.041%	4,051,906	558,924

CMO IO Series 2009-81 Class SB
09/20/39	5.879%	4,945,382	870,680

CMO IO Series 2009-83 Class TS
08/20/39	5.889%	4,344,145	549,389

CMO IO Series 2010-47 Class PX
06/20/37	6.489%	5,402,199	904,559

CMO IO Series 2011-75 Class SM
05/20/41	6.389%	2,939,579	560,841

Government National Mortgage Association(b)(c)(g) CMO Series 2012-H30 Class JA
01/20/60	0.690%	2,064,000	2,063,719

CMO Series 2012-H30 Class PA
11/20/59	0.660%	2,452,000	2,450,467

Government National Mortgage Association(b)(c)(f)(g) Series 2013-H01 Class TA
11/20/62	4.000%	2,000,000	1,999,375

Government National Mortgage Association(c)
09/15/22	5.000%	1,171,881	1,265,566

The accompanying Notes to Financial Statements are an integral part of this statement.

192	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

09/20/38-08/20/39	6.000%	6,332,672	7,073,403
09/20/38-12/20/38	7.000%	930,343	1,073,625

CMO Series 1998-11 Class Z
04/20/28	6.500%	717,985	840,792

CMO Series 1999-16 Class Z
05/16/29	6.500%	648,336	764,087

CMO Series 2002-47 Class PG
07/16/32	6.500%	678,811	800,645

CMO Series 2003-25 Class PZ
04/20/33	5.500%	5,099,101	5,914,437

CMO Series 2003-75 Class ZX
09/16/33	6.000%	2,744,177	3,164,884

CMO Series 2005-26 Class XY
03/20/35	5.500%	1,321,000	1,505,046

CMO Series 2005-72 Class AZ
09/20/35	5.500%	1,488,604	1,802,904

CMO Series 2006-17 Class JN
04/20/36	6.000%	1,441,604	1,634,621

CMO Series 2006-33 Class NA
01/20/36	5.000%	2,096,896	2,272,867

CMO Series 2006-69 Class MB
12/20/36	5.500%	3,500,000	4,013,761

CMO Series 2007-6 Class LD
03/20/36	5.500%	1,263,766	1,326,915

CMO Series 2007-70 Class TA
08/20/36	5.750%	1,029,047	1,068,662

CMO Series 2008-23 Class PH
03/20/38	5.000%	2,399,577	2,751,608

CMO Series 2009-104 Class AB
08/16/39	7.000%	2,359,684	2,846,839

CMO Series 2009-2 Class PA
12/20/38	5.000%	1,143,006	1,240,592

CMO Series 2009-44 Class VA
05/16/20	5.500%	2,594,261	2,786,777

CMO Series 2009-89 Class VA
07/20/20	5.000%	2,271,309	2,571,456

CMO Series 2010-130 Class CP
10/16/40	7.000%	2,296,513	2,710,513

CMO Series 2010-14 Class QP
12/20/39	6.000%	1,823,871	2,003,565

CMO Series 2011-43 Class ZQ
01/16/33	5.500%	2,201,584	2,626,382

Government National Mortgage Association(c)(e) CMO PO Series 2008-1 Class PO
01/20/38	0.000%	624,138	593,697

CMO PO Series 2010-14 Class AO
12/20/32	0.000%	818,432	785,219

CMO PO Series 2010-14 Class EO
06/16/33	0.000%	228,555	225,443

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO PO Series 2010-157 Class OP
12/20/40	0.000%	2,191,103	2,034,875

Government National Mortgage Association(c)(d) CMO IO Series 2010-107 Class IL
07/20/39	6.000%	1,898,492	610,510

CMO IO Series 2010-144 Class BI
09/16/37	4.000%	8,331,769	1,081,053

Total Residential Mortgage-Backed Securities — Agency
(Cost: $741,364,649)			768,923,903

Residential Mortgage-Backed Securities — Non-Agency 8.0%
ASG Resecuritization Trust(a)(b)(c) CMO Series 2009-2 Class G60
05/24/36	5.094%	800,000	818,758

CMO Series 2009-3 Class A65
03/26/37	2.504%	1,925,165	1,926,384

CMO Series 2010-3 Class 2A22
10/28/36	0.403%	449,077	445,317

CMO Series 2010-4 Class 2A20
11/28/36	0.353%	386,651	383,442

CMO Series 2011-1 Class 3A50
11/28/35	2.727%	862,626	841,552

ASG Resecuritization Trust(a)(c) CMO Series 2011-1 Class 1A85
09/28/20	4.000%	1,024,843	1,028,115

American General Mortgage Loan Trust(a)(b)(c) CMO Series 2009-1 Class A4
09/25/48	5.750%	1,156,898	1,155,455

CMO Series 2009-1 Class A5
09/25/48	5.750%	1,450,000	1,450,266

CMO Series 2009-1 Class A7
09/25/48	5.750%	2,550,000	2,653,971

CMO Series 2010-1A Class A1
03/25/58	5.150%	688,349	703,014

BCAP LLC Trust(a)(b)(c)
05/28/36	0.358%	1,781,422	1,616,446
08/26/37	5.000%	1,495,764	1,487,263

CMO Series 2009-RR13 Class 17A2
04/26/37	5.500%	1,137,135	1,114,484

CMO Series 2010-RR12 Class 2A5
01/26/36	4.500%	965,803	1,000,858

CMO Series 2010-RR4 Class 12A1
07/26/36	4.000%	466,897	476,009

CMO Series 2010-RR6 Class 22A3
06/26/36	4.872%	741,242	773,654

CMO Series 2010-RR6 Class 5A1
11/26/37	3.925%	352,547	354,362

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	193

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-RR7 Class 15A1
01/26/36	1.010%	368,462	362,906

CMO Series 2010-RR7 Class 16A1
02/26/47	0.865%	710,690	698,217

CMO Series 2010-RR7 Class 1A5
04/26/35	5.000%	663,247	691,243

CMO Series 2010-RR7 Class 2A1
07/26/45	2.689%	1,246,460	1,262,972

CMO Series 2010-RR8 Class 3A3
05/26/35	5.071%	427,918	450,605

CMO Series 2010-RR8 Class 3A4
05/26/35	5.071%	1,000,000	920,259

CMO Series 2011-RR2 Class 3A3
11/21/35	3.090%	689,620	688,289

CMO Series 2012-RR10 Class 1A1
02/25/37	0.434%	1,430,925	1,329,597

CMO Series 2012-RR10 Class 3A1
05/25/36	0.398%	2,874,924	2,659,305

CMO Series 2012-RR2 Class 1A1
08/26/36	0.380%	1,911,867	1,827,342

Series 2011-RR5 Class 14A3
07/26/36	2.923%	1,016,001	987,299

BCAP LLC Trust(a)(b)(c)(h) CMO Series 2011-RR10 Class 2A1
09/26/37	3.176%	2,188,429	1,932,867

BCAP LLC Trust(a)(c) CMO Series 2012-3 Class 2A5
05/26/37	4.930%	2,459,162	2,446,448

Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1(c)
02/25/34	6.000%	891,265	913,942

Banc of America Funding Corp.(a)(b)(c) CMO Series 2010-R4 Class 5A1
07/26/36	0.360%	169,412	166,989

Banc of America Funding Corp.(a)(c) CMO Series 2010-R5 Class 1A1
10/26/37	5.500%	792,336	825,014

Banc of America Funding Corp.(c)
CMO Series 2004-3 Class 1A1
10/25/34	5.500%	683,727	700,341

Banc of America Mortgage Securities, Inc.(b)(c) CMO Series 2004-C Class 2A2
04/25/34	3.135%	494,659	499,904

Banc of America Mortgage Securities, Inc.(c) CMO Series 2003-3 Class 1A7
05/25/33	5.500%	1,025,727	1,057,641

CMO Series 2004-3 Class 1A26
04/25/34	5.500%	2,200,000	2,242,442

Banc of America Mortgage Securities, Inc.(c)(e) CMO PO Series 2004-5 Class 1A9
06/25/34	0.000%	782,142	732,511

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Bayview Opportunity Master Fund Trust IIB LP Series 2012-4NPL Class A(a)(b)(c)
07/28/32	3.475%	868,852	880,221

Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2003-4 Class 3A1(b)(c)
07/25/33	5.006%	233,012	236,323

Bear Stearns Alt-A Trust CMO Series 2005-2 Class 1A1(b)(c)
03/25/35	0.710%	626,710	591,932

Bear Stearns Commercial Mortgage Securities CMO IO Series 2007-T26 Class X1(a)(b)(c)(d)
01/12/45	0.056%	85,088,551	464,328

Chase Mortgage Finance Corp.(b)(c) CMO Series 2007-A1 Class 1A3
02/25/37	3.037%	2,241,130	2,242,471

CMO Series 2007-A1 Class 2A1
02/25/37	2.991%	981,032	998,933

CMO Series 2007-A1 Class 7A1
02/25/37	2.936%	620,667	614,906

Citicorp Mortgage Securities, Inc. CMO Series 2004-4 Class A4(c)
06/25/34	5.500%	1,204,068	1,260,542

Citigroup Mortgage Loan Trust, Inc.(a)(b)(c) CMO Series 2008-AR4 Class 1A1A
11/25/38	3.030%	1,757,422	1,784,417

CMO Series 2009-10 Class 1A1
09/25/33	2.435%	1,387,116	1,376,464

CMO Series 2009-11 Class 3A1
05/25/37	5.750%	1,777,501	1,970,460

CMO Series 2010-10 Class 2A1
02/25/36	2.824%	1,306,087	1,334,647

CMO Series 2010-7 Class 10A1
02/25/35	2.610%	570,149	582,279

CMO Series 2011-3 Class 1A1
02/25/47	0.290%	464,739	461,607

CMO Series 2011-5 Class 1A1
02/25/46	0.400%	1,129,693	1,046,959

Citigroup Mortgage Loan Trust, Inc.(a)(c) CMO Series 2010-8 Class 5A6
11/25/36	4.000%	6,991,590	7,232,145

CMO Series 2010-8 Class 6A6
12/25/36	4.500%	6,041,568	6,319,426

CMO Series 2012-A Class A
06/25/51	2.500%	1,949,880	1,930,381

Citigroup Mortgage Loan Trust, Inc.(c) CMO Series 2003-1 Class 3A4
09/25/33	5.250%	810,170	856,402

CMO Series 2005-2 Class 2A11
05/25/35	5.500%	615,293	630,223

The accompanying Notes to Financial Statements are an integral part of this statement.

194	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust CMO IO Series 2006-CD2 Class X(a)(b)(c)(d)
01/15/46	0.079%	227,780,176	414,104

Commercial Mortgage Pass-Through Certificates Series 2012-MVP Class A(a)(b)(c)
11/17/26	2.150%	505,000	512,515

Countrywide Home Loan Mortgage Pass-Through Trust(c) CMO Series 2003-29 Class A1
08/25/33	5.500%	426,680	442,550

CMO Series 2003-40 Class A5
10/25/18	4.500%	1,057,494	1,089,612

CMO Series 2004-13 Class 1A4
08/25/34	5.500%	931,482	950,271

CMO Series 2004-3 Class A26
04/25/34	5.500%	592,891	609,164

CMO Series 2004-5 Class 1A4
06/25/34	5.500%	1,311,274	1,364,442

Credit Suisse First Boston Mortgage Securities Corp.(c) CMO Series 2003-21 Class 1A4
09/25/33	5.250%	590,570	615,677

CMO Series 2003-27 Class 5A4
11/25/33	5.250%	811,749	843,521

CMO Series 2004-4 Class 2A4
09/25/34	5.500%	1,201,321	1,285,110

CMO Series 2004-5 Class 3A1
08/25/19	5.250%	763,278	783,842

CMO Series 2004-8 Class 1A4
12/25/34	5.500%	973,098	1,022,807

Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2010-11R Class A6
06/28/47	1.212%	5,643,391	5,335,648

CMO Series 2010-12R Class 14A1
09/26/46	2.910%	559,586	559,990

CMO Series 2010-12R Class 5A1
04/26/37	3.000%	386,100	387,289

CMO Series 2010-15R Class 7A1
10/26/37	1.450%	73,214	72,887

CMO Series 2010-15R Class 7A2
10/26/37	1.450%	250,000	241,338

CMO Series 2010-16 Class A4
06/25/50	3.832%	2,000,000	1,912,634

CMO Series 2010-17R Class 1A1
06/26/36	2.712%	653,034	670,734

CMO Series 2010-17R Class 5A1
07/26/36	2.960%	474,339	475,148

CMO Series 2010-1R Class 5A1
01/27/36	5.000%	600,073	623,376

CMO Series 2011-16R Class 7A3
12/27/36	3.500%	1,980,829	2,028,435

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2011-1R Class A1
02/27/47	1.210%	2,331,630	2,318,809

CMO Series 2011-6R Class 3A1
07/28/36	2.960%	1,119,410	1,058,617

CMO Series 2011-7R Class A1
08/28/47	1.460%	2,461,819	2,439,260

CMO Series 2011-9R Class A1
03/27/46	2.210%	3,365,038	3,385,271

CMO Series 2012-3R Class 1A1
07/27/37	3.250%	2,446,303	2,465,392

Credit Suisse Mortgage Capital Certificates(a)(c) CMO Series 2010-1R Class 26A1
05/27/37	4.750%	699,736	707,251

Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1 (a)(b)(c)
06/28/47	1.462%	185,514	185,448

Freedom Trust Series 2011-1 Class A13(a)(b)(c)
11/30/37	0.392%	320,756	317,804

GMAC Mortgage Corp. Loan Trust(b)(c) CMO Series 2003-AR2 Class 2A4
12/19/33	3.469%	1,448,245	1,467,818

GMAC Mortgage Corp. Loan Trust(c) CMO Series 2004-J1 Class A20
04/25/34	5.500%	790,990	808,873

GSMPS Mortgage Loan Trust(a)(b)(c) CMO Series 2005-RP3 Class 1AF
09/25/35	0.560%	1,456,607	1,219,874

GSMPS Mortgage Loan Trust(a)(b)(c)(d) CMO IO Series 2005-RP3 Class 1AS
09/25/35	5.006%	1,128,870	169,256

GSR Mortgage Loan Trust(b)(c) CMO Series 2005-5F Class 8A3
06/25/35	0.710%	189,232	179,131

GSR Mortgage Loan Trust(c) CMO Series 2003-7F Class 1A4
06/25/33	5.250%	1,637,696	1,631,509

Impac CMB Trust CMO Series 2005-4 Class 2A1(b)(c)
05/25/35	0.510%	794,902	782,413

Impac Secured Assets CMN Owner Trust(b)(c) CMO Series 2003-3 Class A1
08/25/33	4.200%	547,915	563,131

CMO Series 2006-1 Class 2A1
05/25/36	0.560%	940,586	928,956

CMO Series 2006-2 Class 2A1
08/25/36	0.560%	1,383,992	1,378,437

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-C2 Class XA(a)(b)(c)(d)
11/15/43	1.940%	10,595,052	950,895

JPMorgan Mortgage Trust(b)(c)
CMO Series 2007-A1 Class 5A5
07/25/35	3.031%	1,265,956	1,297,903

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	195

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2006-A2 Class 5A3
11/25/33	2.908%	2,050,187	2,075,134

JPMorgan Resecuritization Trust(a)(b)(c)
CMO Series 2009-6 Class 4A1
09/26/36	5.330%	713,162	726,464

CMO Series 2010-4 Class 7A1
08/26/35	1.865%	606,190	608,438

LB-UBS Commercial Mortgage Trust CMO IO Series 2006-C1 Class XCL(a)(b)(c)(d)
02/15/41	0.138%	46,550,748	478,169

LVII Resecuritization Trust(a)(b)(c) CMO Series 2009-2 Class A5
09/27/37	3.000%	486,134	485,261

CMO Series 2009-2 Class M3
09/27/37	5.381%	2,000,000	2,069,002

CMO Series 2009-3 Class M3
11/27/37	5.460%	650,000	679,113

MASTR Adjustable Rate Mortgages Trust(b)(c) CMO Series 2004-13 Class 2A1
04/21/34	2.670%	1,172,576	1,198,131

CMO Series 2004-13 Class 3A7
11/21/34	2.630%	2,000,000	2,069,896

MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6(a)(c)
12/27/33	5.500%	733,948	773,473

MASTR Seasoned Securities Trust(c) CMO Series 2004-2 Class A1
08/25/32	6.500%	877,453	980,241

CMO Series 2004-2 Class A2
08/25/32	6.500%	1,381,989	1,569,552

MLCC Mortgage Investors, Inc.(b)(c) CMO Series 2003-A Class 2A1
03/25/28	0.990%	969,772	927,376

CMO Series 2003-E Class A1
10/25/28	0.830%	605,347	588,945

CMO Series 2004-1 Class 2A1
12/25/34	2.499%	1,129,462	1,143,211

CMO Series 2004-G Class A2
01/25/30	1.110%	1,028,138	990,306

Merrill Lynch Mortgage Investors, Inc. CMO Series 2004-A4 Class A2(b)(c)
08/25/34	2.578%	1,343,833	1,361,608

Merrill Lynch/Countrywide Commercial Mortgage Trust CMO IO Series 2006-4 Class XC(a)(b)(c)(d)
12/12/49	0.188%	22,909,459	282,771

Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-IO Class AXA(a)(b)(c)
04/27/30	1.000%	1,684,929	1,658,812

Morgan Stanley Capital I, Inc. CMO IO Series 2007-HQ11 Class X(a)(b)(c)(d)
02/12/44	0.225%	81,543,913	513,564

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A(b)(c)
04/25/34	5.668%	1,039,593	1,086,549

Morgan Stanley Reremic Trust(a)(c)
07/27/49	2.000%	5,830,759	5,889,066

CMO Series 2009-IO Class A1
07/17/56	3.000%	22,213	22,266

Series 2010-C30A Class A3A
12/17/43	3.250%	239,348	239,127

Morgan Stanley Reremic Trust(a)(c)(e) CMO PO Series 2009 Class B
07/17/56	0.000%	2,250,000	2,005,538

Morgan Stanley Reremic Trust(a)(c)
07/27/49	0.250%	800,000	600,000

NCUA Guaranteed Notes(b)(c) CMO Series 2010-R3 Class 1A
12/08/20	0.773%	1,267,039	1,273,374

NCUA Guaranteed Notes(c) CMO Series 2010-R3 Class 3A
12/08/20	2.400%	614,292	637,808

Nomura Asset Acceptance Corp. CMO Series 2004-R2 Class A1(a)(b)(c)
10/25/34	6.500%	330,245	333,372

PennyMac Loan Trust Series 2012-NPL1 Class A(a)(b)(c)
05/28/52	3.422%	1,418,626	1,418,626

Prime Mortgage Trust CMO Series 2004-2 Class A2(c)
11/25/19	4.750%	1,042,860	1,084,803

RALI Trust(b)(c) CMO Series 2003-QS13 Class A5
07/25/33	0.860%	653,323	615,138

RALI Trust(c) CMO Series 2003-QS13 Class A2
07/25/33	4.000%	1,461,359	1,378,293
CMO Series 2003-QS15 Class A7
08/25/33	5.500%	1,668,882	1,721,257
CMO Series 2004-QS3 Class CB
03/25/19	5.000%	829,459	865,741

RAMP Trust CMO Series 2004-SL2 Class A3(c)
10/25/31	7.000%	1,225,610	1,279,604

RBSSP Resecuritization Trust(a)(b)(c) CMO Series 2010-9 Class 3A1
10/26/34	5.000%	864,375	918,184

CMO Series 2010-9 Class 7A5
05/26/37	4.000%	1,369,423	1,419,785

CMO Series 2012-3 Class 3A1
10/26/36	0.360%	1,738,571	1,596,225

Series 2010-4 Class 2A1
11/26/35	5.749%	876,540	888,623

The accompanying Notes to Financial Statements are an integral part of this statement.

196	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

RBSSP Resecuritization Trust(a)(c) CMO Series 2009-1 Class 1A1
02/26/36	6.500%	850,049	907,724

CMO Series 2009-2 Class 1A1
08/26/37	7.000%	455,712	479,016

CMO Series 2010-12 Class 8A1
06/27/21	4.000%	492,556	497,921

RFMSI Trust(c) CMO Series 2003-S4 Class A4
03/25/33	5.750%	1,018,659	1,030,377

CMO Series 2005-S1 Class 2A1
02/25/20	4.750%	389,885	401,072

RMS Mortgage Asset Trust CMO Series 2012-1 Class A1(a)(b)(c)
10/25/56	4.703%	2,423,327	2,487,696

Real Estate Asset Trust Series 2011-2A Class A1(a)(c)
05/25/49	5.750%	162,401	162,401

Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1(b)(c)
12/25/34	2.731%	693,532	681,315

Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(c)
08/26/52	2.734%	1,702,703	1,730,638

Sequoia Mortgage Trust CMO Series 2004-12 Class A3(b)(c)
01/20/35	0.829%	1,190,602	961,942

Structured Adjustable Rate Mortgage Loan Trust(b)(c) CMO Series 2004-4 Class 5A
04/25/34	5.002%	1,066,358	1,017,684

CMO Series 2004-6 Class 5A4
06/25/34	4.890%	1,000,000	1,006,014

Structured Asset Mortgage Investments, Inc.(b)(c) CMO Series 2004-AR5 Class 1A1
10/19/34	0.870%	1,185,672	1,152,948

CMO Series 2005-AR5 Class A3
07/19/35	0.460%	763,817	751,648

Structured Asset Securities Corp.(b)(c) CMO Series 2003-34A Class 3A3
11/25/33	2.809%	825,619	828,521

CMO Series 2003-40A Class 3A2
01/25/34	2.692%	962,568	947,460

CMO Series 2004-21XS Class 2A4A
12/25/34	4.900%	1,463,187	1,478,145

CMO Series 2004-4XS Class 1A5
02/25/34	5.490%	1,030,235	1,050,518

Series 2004-6XS Class A5A
03/25/34	5.530%	844,721	849,677

Structured Asset Securities Corp.(c) CMO Series 2003-30 Class 1A5
10/25/33	5.500%	1,389,330	1,441,992

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

VOLT LLC(a)(b)(c) Series 2012-NL1A Class A1
04/25/17	4.949%	3,489,400	3,489,400

Series 2012-RLF1 Class A
12/25/17	3.475%	2,500,000	2,500,000

Series 2012-RP3A Class A1
11/27/17	3.475%	1,067,275	1,067,273

VOLT LLC(a)(c) Series 2012-RP2A Class A1
06/26/17	4.704%	1,769,994	1,794,137

Series 2012-RP2A Class A2
06/25/17	8.836%	225,000	234,743

Vendee Mortgage Trust CMO Series 1998-2 Class 1G(c)
06/15/28	6.750%	694,664	845,310

Vericrest Opportunity Loan Transferee(a)(b)(c)
CMO Series 2012-NL3A Class A
11/25/60	2.734%	3,461,968	3,461,968

Vericrest Opportunity Loan Transferee(a)(c) CMO Series 2012-NL2A Class A1
02/26/52	2.487%	2,532,239	2,538,165

Vericrest Opportunity Loan Trust 2012-NPL1 CMO Series 2012-1A Class A1(a)(b)(c)
03/25/49	4.213%	124,700	124,952

WaMu Mortgage Pass-Through Certificates(b)(c) CMO Series 2003-AR11 Class A6
10/25/33	2.473%	1,830,241	1,870,708

CMO Series 2003-AR5 Class A7
06/25/33	2.454%	705,039	719,046

CMO Series 2003-AR6 Class A1
06/25/33	2.444%	897,057	921,670

CMO Series 2003-AR7 Class A7
08/25/33	2.320%	1,134,089	1,135,540

CMO Series 2004-AR3 Class A2
06/25/34	2.571%	584,326	594,141

CMO Series 2004-S1 Class 1A3
03/25/34	0.610%	111,954	110,218

WaMu Mortgage Pass-Through Certificates(c) CMO Series 2003-S8 Class A4
09/25/18	4.500%	48,730	48,844

CMO Series 2004-CB1 Class 3A2
06/25/34	5.500%	2,492,253	2,636,723

CMO Series 2004-CB3 Class 4A
10/25/19	6.000%	574,710	597,985

CMO Series 2004-S3 Class 1A5
07/25/34	5.000%	492,896	508,173

Washington Mutual MSC Mortgage Pass-Through Certificates CMO Series 2003-MS2 Class 1A1(c)
02/25/33	5.750%	605,594	634,389

Wells Fargo Mortgage Loan Trust CMO Series 2012-RR1 Class A1(a)(b)(c)
08/27/37	2.847%	1,001,318	1,014,986

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	197

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wells Fargo Mortgage-Backed Securities Trust(b)(c) CMO Series 2003-J Class 2A1
10/25/33	4.422%	399,696	404,599

CMO Series 2003-L Class 2A1
11/25/33	4.498%	605,899	595,926

CMO Series 2003N Class 2A2
12/25/33	4.736%	541,537	551,061

CMO Series 2004-EE Class 2A1
12/25/34	2.625%	210,556	216,732

CMO Series 2004-G Class A3
06/25/34	4.710%	376,596	386,001

CMO Series 2004-U Class A1
10/25/34	2.822%	1,536,437	1,551,087

CMO Series 2004-W Class A9
11/25/34	2.696%	1,517,594	1,525,956

CMO Series 2004P Class 2A1
09/25/34	2.615%	2,340,853	2,363,810

CMO Series 2005-AR8 Class 2A1
06/25/35	2.736%	328,790	335,095

CMO Series 2005-AR9 Class 2A1
10/25/33	2.743%	699,848	710,963

Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2003-11 Class 1A10
10/25/18	4.750%	444,417	457,251

CMO Series 2004-4 Class A9
05/25/34	5.500%	1,048,191	1,081,683

CMO Series 2004-8 Class A1
08/25/19	5.000%	280,925	289,652

CMO Series 2005-1 Class 2A1
01/25/20	5.000%	452,821	476,163

CMO Series 2005-14 Class 1A1
12/25/35	5.500%	810,178	871,609

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $222,176,247)			225,921,205

Commercial Mortgage-Backed Securities —Agency 9.8%

Federal National Mortgage Association(b)(c) CMO Series 2010-M3 Class A3
03/25/20	4.332%	4,000,000	4,620,736

CMO Series 2012-M11 Class FA
08/25/19	0.712%	2,026,027	2,044,980

Federal National Mortgage Association(c)
11/01/20	3.375%	972,293	1,070,829
07/01/19	2.370%	5,000,000	5,283,149
06/01/22	2.790%	2,055,858	2,164,663
07/01/22	2.690%	10,000,000	10,460,147
07/01/22	2.720%	4,617,838	4,838,075

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

07/01/19	2.200%	9,936,802	10,408,410
07/01/22	2.640%	4,171,350	4,348,563
08/01/22	2.650%	7,000,000	7,227,194
08/01/19	2.030%	5,076,000	5,245,000
07/01/22	2.760%	3,278,240	3,442,844
07/01/17	1.400%	3,500,000	3,576,837
01/01/20	4.540%	1,444,718	1,684,776
10/01/17	2.690%	2,493,022	2,666,071
11/01/18	2.970%	1,930,498	2,087,472
10/01/20	3.290%	1,500,000	1,637,959
07/01/21	4.317%	2,161,380	2,524,116
11/01/19	4.130%	1,500,000	1,712,526
04/01/20	4.350%	1,488,534	1,724,144
07/01/20	4.066%	2,485,954	2,845,649
07/01/20	3.950%	2,000,000	2,267,750
09/01/20	3.505%	2,411,667	2,664,526
01/01/18	3.520%	2,468,212	2,725,389
07/01/22	2.670%	2,977,955	3,111,702
07/01/22	2.670%	5,000,000	5,174,451
07/01/22	2.830%	4,000,000	4,221,820
09/01/22	2.900%	1,991,517	2,109,247
07/01/22	2.750%	6,496,516	6,833,507
07/01/19	1.940%	2,000,000	2,042,184
08/01/22	2.360%	5,952,998	6,111,670
02/01/20	4.369%	2,422,558	2,811,196
01/01/20	4.530%	4,846,197	5,718,995
02/01/20	4.400%	8,000,000	9,276,737
04/01/20	4.369%	2,905,300	3,377,799
10/01/17	2.490%	1,440,281	1,531,702
11/01/20	3.230%	2,496,599	2,717,166
05/01/21	4.390%	1,500,000	1,751,386
03/01/18	3.800%	1,632,120	1,821,651
04/01/21	4.380%	2,500,000	2,912,752
04/01/21	4.250%	2,500,000	2,900,559
04/01/21	4.250%	2,000,000	2,320,447
06/01/21	4.240%	2,000,000	2,313,733
07/01/26	4.450%	2,951,531	3,442,476
01/01/22	3.120%	2,000,000	2,156,234
01/01/17	1.990%	1,500,000	1,523,803
02/01/22	3.140%	3,000,000	3,220,589
06/01/22	2.600%	2,971,049	3,094,163
06/01/22	2.790%	2,964,687	3,130,403
05/01/22	2.940%	2,476,019	2,633,565
05/01/19	2.190%	4,948,476	5,186,360
05/01/22	2.860%	2,972,573	3,145,782
06/01/19	2.450%	2,000,000	2,122,130
06/01/19	2.360%	2,000,000	2,105,883
06/01/22	2.760%	7,000,000	7,356,251
07/01/21	4.260%	2,500,000	2,899,213
08/01/21	4.500%	4,000,000	4,720,510
10/01/21	3.590%	2,000,000	2,221,967
01/01/21	4.301%	1,466,290	1,713,380
01/01/21	4.380%	2,440,212	2,842,007
05/01/21	4.360%	1,500,000	1,748,294
08/01/21	4.130%	1,474,616	1,695,888
08/01/21	3.870%	1,967,379	2,227,626
06/01/19	2.100%	2,500,000	2,607,740
06/01/37	5.832%	1,254,032	1,475,150
09/01/21	3.770%	3,000,000	3,387,995

The accompanying Notes to Financial Statements are an integral part of this statement.

198	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

07/01/22	2.790%	4,000,000	4,210,345
12/01/19	4.180%	2,633,837	3,014,064
01/01/21	4.050%	3,000,000	3,435,144
06/01/21	4.340%	3,000,000	3,502,434
12/01/22	2.190%	2,500,000	2,517,628
09/01/22	2.470%	2,488,908	2,563,939
12/01/22	2.390%	1,900,000	1,940,035
12/01/22	2.340%	1,900,000	1,932,343
12/01/22	2.400%	2,500,000	2,554,527
12/01/22	2.210%	1,900,000	1,915,447
12/01/22	2.210%	2,032,258	2,048,781
10/01/22	2.520%	2,000,000	2,065,877
12/01/22	2.400%	1,800,000	1,839,394
11/01/22	2.280%	2,221,783	2,253,880
12/01/22	2.320%	2,500,000	2,541,890
12/01/20	2.000%	1,500,000	1,476,665
12/01/22	2.380%	2,000,000	2,001,100
12/01/22	2.340%	2,300,000	2,337,266
12/01/19	1.690%	2,000,000	2,018,818
12/01/19	1.470%	1,500,000	1,509,569

CMO Series 2011-M1 Class A3
06/25/21	3.763%	1,500,000	1,660,872

CMO Series 2012-M8 Class ASQ2
12/25/19	1.520%	757,576	775,190

CMO Series 2012-M8 Class ASQ3
12/25/19	1.801%	800,000	820,888

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $261,861,900)			275,924,014

Commercial Mortgage-Backed Securities — Non-Agency 2.6%

A10 Securitization LLC Series 2012-1 Class A(a)(c)
04/15/24	3.492%	1,654,976	1,662,801

BB-UBS Trust Series 2012-TFT Class A(a)(c)
06/05/30	2.892%	2,000,000	2,033,362

Banc of America Merrill Lynch Commercial Mortgage, Inc.(b)(c) Series 2006-3 Class A4
07/10/44	5.889%	1,665,000	1,902,246

Banc of America Merrill Lynch Commercial Mortgage, Inc.(c) Series 2005-3 Class AM
07/10/43	4.727%	1,000,000	1,048,338

Series 2006-5 Class A4
09/10/47	5.414%	775,000	881,484

Bear Stearns Commercial Mortgage Securities Series 2004-PWR4 Class A3(b)(c)
06/11/41	5.468%	937,194	985,184

COBALT CMBS Commercial Mortgage Trust Series 2006-C1 Class AM(c)
08/15/48	5.254%	1,600,000	1,701,667

CW Capital Cobalt Ltd.(b)(c)(d) CMO IO Series 2006-C1 Class IO
08/15/48	0.753%	20,017,768	455,865

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CW Capital Cobalt Ltd.(c) Series 2006-C1 Class A4
08/15/48	5.223%	1,650,000	1,870,384

Citigroup Commercial Mortgage Trust(b)(c) Series 2005-C3 Class AM
05/15/43	4.830%	1,230,000	1,318,680

Citigroup Commercial Mortgage Trust(c) Series 2006-C5 Class A4
10/15/49	5.431%	750,000	860,620

Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(b)(c)(d) CMO IO Series 2007-CD4 Class XC
12/11/49	0.142%	80,388,859	618,512

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c) Series 2005-CD1 Class AM
07/15/44	5.219%	875,000	962,196

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c)(d) Series 2005-CD1 Class AJ
07/15/44	5.219%	1,000,000	1,055,050

Commercial Mortgage Asset Trust Series 1999-C1 Class D(b)(c)
01/17/32	7.350%	1,500,000	1,562,421

Commercial Mortgage Pass-Through Certificates Series 2012-CR2 Class XA(b)(c)(d)
08/15/45	1.973%	2,655,391	335,517

Credit Suisse First Boston Mortgage Securities Corp.(b)(c) Series 2006-C2 Class A3
03/15/39	5.676%	1,300,000	1,466,691

Credit Suisse First Boston Mortgage Securities Corp.(c) Series 2005-C3 Class AM
07/15/37	4.730%	1,000,000	1,080,419

DBRR Trust(a)(b)(c) CMO Series 2011-C32 Class A3X1
06/17/49	2.015%	6,000,000	425,719

DBRR Trust(a)(c) Series 2012-EZ1 Class A
09/25/45	0.946%	565,103	566,411

FDIC Structured Sale Guaranteed Notes Series 2010-C1 Class A(a)(c)
12/06/20	2.980%	1,607,356	1,688,222

GE Capital Commercial Mortgage Corp.(b)(c) Series 2005-C1 Class AJ
06/10/48	4.826%	1,700,000	1,798,826

Series 2005-C1 Class B
06/10/48	4.846%	800,000	835,269

GS Mortgage Securities Corp. II(a)(b)(c)(d) CMO IO Series 2006-GG8 Class X
11/10/39	0.604%	23,109,464	424,544

GS Mortgage Securities Corp. II(b)(c) Series 2004-GG2 Class A6
08/10/38	5.396%	2,100,000	2,223,426

Greenwich Capital Commercial Funding Corp.(b)(c) Series 2006-GG7 Class A4
07/10/38	5.867%	3,000,000	3,445,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	199

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2006-GG7 Class AM
07/10/38	5.867%	300,000	337,503

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c) Series 2004-CB9 Class A4
06/12/41	5.584%	1,000,000	1,062,851

Series 2005-CB11 Class AJ
08/12/37	5.363%	1,000,000	1,073,328

Series 2006-LDP9 Class A3SF
05/15/47	0.364%	1,000,000	993,267

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)(d) CMO IO Series 2006-CB15 Class X1
06/12/43	0.077%	84,409,935	606,325

JPMorgan Chase Commercial Mortgage Securities Corp.(c) Series 2004-CB8 Class A4
01/12/39	4.404%	1,000,000	1,035,337

Series 2006-CB16 Class A4
05/12/45	5.552%	1,000,000	1,148,742

LB-UBS Commercial Mortgage Trust(c) Series 2004-C2 Class A4
03/15/36	4.367%	1,281,000	1,326,560

Series 2007-C1 Class AM
02/15/40	5.455%	250,000	280,939

Merrill Lynch Mortgage Trust Series 2005-LC1 Class AJ(b)(c)
01/12/44	5.370%	1,000,000	1,087,265

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9 Class A4(c)
09/12/49	5.700%	585,000	686,036

Morgan Stanley Capital I, Inc.(a)(b)(c)(d) CMO IO Series 2006-IQ12 Class X1
12/15/43	0.126%	47,809,390	669,045

CMO IO Series 2006-T21 Class X
10/12/52	0.204%	89,562,237	618,427

Morgan Stanley Capital I, Inc.(c) Series 2004-HQ4 Class A7
04/14/40	4.970%	2,000,000	2,076,426

Morgan Stanley Reremic Trust(a)(c) Series 2009-IO Class A2
07/17/56	5.000%	2,100,000	2,139,060

Series 2010-HQ4B Class A7A
04/16/40	4.970%	2,500,000	2,624,775

Series 2011-IO Class A
03/23/51	2.500%	1,520,806	1,535,253

NCUA Guaranteed Notes CMO Series 2010-C1 Class APT(c)
10/29/20	2.650%	5,484,153	5,789,072

NorthStar Mortgage Trust Series 2012-1 Class A(a)(b)(c)
05/25/15	1.410%	2,001,802	1,998,211

RCMC LLC Series 2012-CRE1 Class A(a)(c)
11/15/44	5.623%	1,886,645	1,896,078

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

VNO Mortgage Trust Series 2012-6AVE Class A(a)(c)
11/15/30	2.996%	1,165,409	1,202,862

WF-RBS Commercial Mortgage Trust(a)(c) Series 2011-C3 Class A4
03/15/44	4.375%	1,200,000	1,374,405

WF-RBS Commercial Mortgage Trust(c) Series 2012-C6 Class A4
04/15/45	3.440%	960,000	1,024,435

Wachovia Bank Commercial Mortgage Trust(a)(b)(c)(d) CMO IO Series 2004-C12 Class IO
07/15/41	0.018%	229,132,277	228,216

CMO IO Series 2006-C24 Class XC
03/15/45	0.053%	140,863,027	595,569

Wachovia Bank Commercial Mortgage Trust(b)(c) Series 2003-C9 Class A4
12/15/35	5.012%	1,855,096	1,905,095

Series 2004-C11 Class A5
01/15/41	5.215%	1,305,000	1,370,670

Wells Fargo Reremic Trust Series 2012-IO Class A(a)(c)
08/20/21	1.750%	3,739,113	3,753,209

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $72,072,849)			73,648,045

Asset-Backed Securities — Non-Agency 4.2%
AH Mortgage Advance Co., Ltd.(a) Series SART-3 Class 1A1
03/13/43	2.980%	1,176,000	1,176,753

Series SART-3 Class 1A2
03/13/44	3.720%	2,756,000	2,757,753

AH Mortgage Servicer Advance Revolving Trust 1 Series SART-1 Class A2(a)
05/10/43	3.370%	3,000,000	3,000,000

AH Mortgage Servicer Advance Revolving Trust 2(a) Series SART-2 Class A1
09/15/43	3.270%	2,347,000	2,347,506

Series SART-2 Class B1
09/15/43	6.900%	800,000	799,975

Academic Loan Funding Trust Series 2012-1A Class A1(a)(b)
12/27/22	1.010%	1,234,111	1,233,992

Ally Auto Receivables Trust Series 2010-3 Class A3
10/15/14	1.110%	586,656	587,966

Series 2010-3 Class A4
08/17/15	1.550%	536,000	542,162

Series 2011-1 Class A3
01/15/15	1.380%	282,616	283,549

Series 2012-1 Class A3
02/16/16	0.930%	709,000	713,424

The accompanying Notes to Financial Statements are an integral part of this statement.

200	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2012-3 Class A2
01/15/15	0.700%	4,000,000	4,006,323

Series 2012-3 Class A3
08/15/16	0.850%	1,040,000	1,046,517

Series 2012-4 Class A2
05/15/15	0.480%	1,296,000	1,296,861

AmeriCredit Automobile Receivables Trust Series 2010-3 Class A3
04/08/15	1.140%	334,152	335,436

Series 2011-1 Class A3
09/08/15	1.390%	311,003	312,158

Series 2011-3 Class A2
11/10/14	0.840%	327,847	327,983

Series 2011-4 Class A3
05/09/16	1.170%	943,000	949,634

Series 2012-2 Class A2
10/08/15	0.760%	581,785	582,835

Series 2012-2 Class A3
10/11/16	1.050%	246,000	247,969

Series 2012-3 Class A2
12/08/15	0.710%	1,110,000	1,112,380

Series 2012-3 Class A3
01/09/17	0.960%	622,000	624,770

Series 2012-4 Class A2
04/08/16	0.490%	817,000	817,258

Series 2012-5 Class A2
01/08/16	0.510%	1,000,000	1,000,144

Series 2012-5 Class A3
06/08/17	0.620%	387,000	387,008

American Credit Acceptance Receivables Trust(a) Series 2012-1 Class A2
10/15/15	3.040%	575,176	575,869

Series 2012-2 Class A
07/15/16	1.890%	1,895,592	1,909,692

Series 2012-3 Class A
11/15/16	1.640%	1,409,000	1,409,169

Asset-Backed Funding Certificates Series 2005-AG1 Class A4(b)
06/25/35	5.010%	1,035,884	1,049,048

BXG Receivables Note Trust Series 2012-A Class A(a)
12/02/27	2.660%	1,088,459	1,086,512

Bear Stearns Asset-Backed Securities Trust Series 2003-SD1 Class A(b)
12/25/33	0.660%	1,039,537	981,111

CNH Equipment Trust Series 2010-C Class A3
05/15/15	1.170%	450,609	452,177

Series 2012-A Class A2
07/15/15	0.650%	973,343	974,079

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2012-A Class A3
05/15/17	0.940%	1,117,000	1,123,343

CPS Auto Receivables Trust(a) Series 2011-B Class A
09/17/18	3.680%	1,761,843	1,797,057

Series 2011-C Class A
03/15/19	4.210%	878,286	916,832

Series 2012-A Class A
06/17/19	2.780%	499,409	505,764

Series 2012-B Class A
09/16/19	2.520%	2,865,637	2,879,101

Series 2012-C Class A
12/16/19	1.820%	1,595,883	1,597,035

Series 2012-D Class A
03/16/20	1.480%	725,000	724,939

California Republic Auto Receivables Trust Series 2012-1 Class A(a)
08/15/17	1.180%	1,674,953	1,675,087

CarNow Auto Receivables Trust Series 2012-1A Class A(a)
01/15/15	2.090%	219,386	219,472

Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-5 Class 1A4
02/25/30	4.396%	309,950	311,042

Chase Funding Mortgage Loan Asset-Backed Certificates(b) Series 2003-2 Class 2A2
02/25/33	0.770%	796,484	713,013

Series 2003-4 Class 1A5
05/25/33	5.416%	887,600	939,449

Series 2003-6 Class 1A5
11/25/34	5.350%	750,000	721,450

Concord Funding Co. LLC Series 2012-2 Class A(a)
01/15/17	3.145%	2,600,000	2,600,000

Credit Acceptance Auto Loan Trust(a) Series 2011-1 Class A
03/15/19	2.610%	1,175,000	1,195,207

Series 2012-1A Class A
09/16/19	2.200%	923,000	937,364

Series 2012-2A Class A
03/15/20	1.520%	1,210,000	1,210,338

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-CF2 Class 1A2(a)(b)
01/25/43	5.150%	477,226	467,883

Credit Suisse Mortgage Capital Certificates CMO Series 2010-16 Class A3(a)(b)
06/25/50	3.832%	800,000	769,739

Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(a)(b)
04/26/37	0.338%	394,002	390,928

Exeter Automobile Receivables Trust Series 2012-2A Class A(a)
06/15/17	1.300%	1,337,750	1,340,507

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	201

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

First Investors Auto Owner Trust Series 2012-2A Class A2(a)
05/15/18	1.470%	1,000,000	1,001,888

Flagship Credit Auto Trust Series 2012-1 Class A(a)
01/15/15	1.860%	480,461	480,688

Ford Credit Auto Lease Trust Series 2011-A Class A2
09/15/13	0.740%	112,025	112,055

Fortress Opportunities Residential Transaction Series 2011-1A Class A1(a)(b)
10/25/47	7.211%	1,272,018	1,280,749

HLSS Servicer Advance Receivables Backed Notes(a) Series 2012-T2 Class A1
10/15/43	1.340%	1,623,000	1,625,906

Series 2012-T2 Class A2
10/15/45	1.990%	1,460,000	1,472,160

Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	228,081	228,382

Honda Auto Receivables Owner Trust Series 2012-2 Class A3
02/16/16	0.700%	440,000	441,749

Huntington Auto Trust Series 2012-1 Class A3
09/15/16	0.810%	577,000	580,131

Huntington Auto Trust(a) Series 2011-1A Class A3
01/15/16	1.010%	500,000	502,704

Series 2011-1A Class A4
11/15/16	1.310%	800,000	813,210

Hyundai Auto Receivables Trust Series 2011-A Class A3
04/15/15	1.160%	319,166	320,385

Series 2011-A Class A4
12/15/15	1.780%	520,000	529,152

LAI Vehicle Lease Securitization Trust Series 2010-A Class A(a)
09/15/16	2.550%	269,191	269,255

Lake Country Mortgage Loan Trust Series 2006-HE1 Class A3(a)(b)
07/25/34	0.560%	932,853	920,522

MMCA Automobile Trust Series 2012-A Class A4(a)
08/15/17	1.570%	2,000,000	2,046,407

Macquarie Equipment Funding Trust Series 2012-A Class A2(a)
04/20/15	0.610%	2,800,000	2,799,227

Madison Avenue Manufactured Housing Contract Series 2002-A Class M2(b)
03/25/32	2.460%	1,157,000	1,129,104

Mid-State Trust(a) Series 2006-1 Class M1
10/15/40	6.083%	1,788,548	1,782,660

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2010-1 Class M
12/15/45	5.250%	1,777,188	1,835,136

NCUA Guaranteed Notes CMO Series 2010-A1 Class A(b)
12/07/20	0.563%	325,941	326,919

New York Mortgage Trust Series 2012-RP1A Class NOTE(b)
12/28/17	4.250%	2,500,000	2,500,000

Newcastle Investment Trust Series 2011-MH1 Class A(a)
12/10/33	2.450%	340,178	339,806

Nissan Auto Receivables Owner Trust Series 2012-A Class A3
05/16/16	0.730%	517,000	519,257

Series 2012-A Class A4
07/16/18	1.000%	333,000	336,812

Park Place Securities, Inc. Series 2004-MCW1 Class M1(b)
10/25/34	0.835%	1,397,713	1,366,420

RAMP Trust(b) Series 2004-RS6 Class AI4
05/25/32	5.457%	396,190	400,728

Series 2005-EFC5 Class A3
10/25/35	0.550%	1,100,000	1,044,379

Series 2005-RZ4 Class A2
11/25/35	0.470%	295,831	292,599

Series 2006-RZ1 Class A3
03/25/36	0.510%	2,300,000	2,092,266

RASC Trust Series 2005-KS Class A3(b)
10/25/35	0.580%	605,881	592,355

RFA
08/06/18	6.250%	2,925,323	2,925,323

RFA(a)
09/05/18	5.750%	1,657,859	1,657,859

SNAAC Auto Receivables Trust Series 2012-1A Class A(a)
06/15/16	1.780%	475,017	475,743

Santander Drive Auto Receivables Trust Series 2010-3 Class A3
06/16/14	1.200%	47,750	47,766

Series 2012-1 Class A2
04/15/15	1.250%	734,341	736,722

Series 2012-1 Class A3
10/15/15	1.490%	411,000	415,249

Series 2012-2 Class A2
05/15/15	0.910%	516,008	517,075

Series 2012-2 Class A3
12/15/15	1.220%	427,000	430,773

Series 2012-5 Class A2
12/15/15	0.570%	315,000	315,199

The accompanying Notes to Financial Statements are an integral part of this statement.

202	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2012-5 Class A3
12/15/16	0.830%	240,000	240,698

Santander Drive Auto Receivables Trust(a) Series 2010A Class A4
06/15/17	2.390%	800,000	818,366

Series 2011-S2A Class B
06/15/17	2.060%	188,636	189,500

Series 2011-S2A Class D
06/15/17	3.350%	974,315	979,547

Saxon Asset Securities Trust CMO Series 2003-1 Class AF6(b)
06/25/33	4.795%	61,594	62,632

Stanwich Mortgage Loan Trust(a) Series 2012-NPL3 Class A
05/15/42	4.213%	320,429	321,245

Series 2012-NPL4 Class A
09/15/42	2.981%	2,894,040	2,898,725

Series 2012-NPL5 Class A
10/18/42	2.981%	4,853,094	4,858,432

Structured Asset Investment Loan Trust Series 2005-5 Class A9(b)
06/25/35	0.480%	312,027	310,378

Structured Asset Securities Corp. CMO Series 2004-5H Class A4
12/25/33	5.540%	1,558,508	1,553,689

Structured Asset Securities Corp.(b) Series 2004-6XS Class A5B (AMBAC)
03/25/34	5.550%	1,013,665	1,020,062

Series 2005-NC1 Class A11
02/25/35	4.690%	1,680,490	1,666,280

Trafigura Securitisation Finance PLC Series 2012-1A Class A(a)(b)
10/15/15	2.609%	2,197,000	2,217,940

United Auto Credit Securitization Trust Series 2012-1 Class A2(a)
03/16/15	1.100%	660,000	660,072

Westgate Resorts LLC(a) Series 2012-1 Class A
09/20/25	4.500%	1,898,956	1,941,683

Series 2012-2A Class A
01/20/25	3.000%	1,911,782	1,926,120

Series 2012-3A Class A
03/20/25	2.500%	1,334,000	1,336,501

Westlake Automobile Receivables Trust Series 2011-1A Class A3(a)
06/16/14	1.490%	293,448	294,202

Total Asset-Backed Securities — Non-Agency
(Cost: $117,705,619)			118,764,355

Inflation-Indexed Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 0.6%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%	4,918,545	5,070,715
04/15/15	0.500%	5,870,645	6,125,654
01/15/29	2.500%	1,077,400	1,536,642
01/15/14	2.000%	1,251,890	1,291,892
04/15/13	0.625%	2,188,780	2,186,044
04/15/16	0.125%	1,047,960	1,103,469

Total			17,314,416

Total Inflation-Indexed Bonds
(Cost: $17,071,772)			17,314,416

U.S. Treasury Obligations 21.1%
U.S. Treasury
01/15/13	1.375%	4,500,000	4,502,291
01/31/13	2.875%	1,500,000	1,503,424
02/15/13	3.875%	3,000,000	3,014,139
04/15/13	1.750%	3,000,000	3,014,064
04/30/13	3.125%	2,500,000	2,524,708
07/31/13	3.375%	2,000,000	2,037,266
08/15/13	4.250%	1,000,000	1,025,273
10/15/13	0.500%	2,000,000	2,005,156
10/31/13	0.250%	1,500,000	1,500,938
01/31/14	1.750%	1,500,000	1,525,020
02/28/14	1.875%	4,400,000	4,484,735
04/30/14	1.875%	4,000,000	4,087,656
07/31/14	2.625%	20,500,000	21,271,148
09/30/14	2.375%	16,500,000	17,111,982
10/31/14	2.375%	22,000,000	22,847,352
12/31/14	2.625%	4,000,000	4,188,750
01/31/15	2.250%	30,430,000	31,675,743
02/15/15	4.000%	1,800,000	1,941,188
02/15/15	11.250%	4,200,000	5,171,250
03/31/15	2.500%	570,000	598,322
05/15/15	4.125%	8,050,000	8,773,872
04/30/16	2.625%	4,000,000	4,290,000
12/31/16	3.250%	57,450,000	63,625,875
01/31/17	3.125%	15,000,000	16,559,760
03/31/17	3.250%	5,000,000	5,560,155
08/15/17	4.750%	12,745,000	15,131,705
08/15/17	8.875%	7,215,000	9,922,876
11/15/17	4.250%	1,000,000	1,170,938
02/15/18	3.500%	5,000,000	5,693,360
08/31/18	1.500%	6,000,000	6,212,346
11/30/18	1.375%	21,200,000	21,763,114
05/15/19	3.125%	7,151,000	8,098,507
11/15/19	3.375%	2,000,000	2,299,532
02/15/20	8.500%	500,000	752,656
05/15/20	3.500%	8,000,000	9,288,128
08/15/20	2.625%	5,650,000	6,204,406
08/15/20	8.750%	28,500,000	44,121,562
11/15/20	2.625%	1,500,000	1,646,250
02/15/27	6.625%	1,000,000	1,538,281
08/15/27	6.375%	3,000,000	4,545,468
08/15/28	5.500%	14,700,000	20,775,231
08/15/29	6.125%	5,250,000	7,955,388
02/15/31	5.375%	1,100,000	1,570,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	203

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

02/15/36	4.500%	11,100,000	14,608,643
02/15/37	4.750%	2,500,000	3,410,937
05/15/37	5.000%	1,700,000	2,398,595
05/15/38	4.500%	1,100,000	1,454,063

U.S. Treasury(i) STRIPS
02/15/14	0.000%	3,200,000	3,192,310
08/15/16	0.000%	6,000,000	5,893,086
11/15/16	0.000%	6,000,000	5,875,782
02/15/20	0.000%	4,000,000	3,659,388
05/15/20	0.000%	40,736,000	36,982,626
08/15/20	0.000%	10,000,000	9,016,070
11/15/20	0.000%	11,445,000	10,250,188
02/15/21	0.000%	8,855,000	7,848,868
05/15/21	0.000%	16,800,000	14,756,650
08/15/21	0.000%	750,000	653,348
11/15/21	0.000%	1,000,000	863,388
02/15/22	0.000%	1,000,000	855,787
05/15/23	0.000%	1,000,000	816,216
08/15/24	0.000%	1,000,000	776,937
02/15/26	0.000%	500,000	365,462
08/15/26	0.000%	1,452,000	1,038,726
11/15/26	0.000%	9,000,000	6,373,989
02/15/27	0.000%	15,200,000	10,649,865
08/15/27	0.000%	2,500,000	1,717,010
11/15/27	0.000%	9,100,000	6,186,690
02/15/28	0.000%	7,250,000	4,881,033
08/15/28	0.000%	500,000	330,588
11/15/28	0.000%	1,700,000	1,113,000
02/15/29	0.000%	3,665,000	2,373,894
08/15/29	0.000%	5,400,000	3,439,314
11/15/29	0.000%	1,600,000	1,009,808
02/15/30	0.000%	3,350,000	2,097,261
05/15/30	0.000%	1,500,000	929,799
08/15/30	0.000%	1,800,000	1,104,934
11/15/30	0.000%	2,500,000	1,521,358
05/15/31	0.000%	2,600,000	1,553,609
11/15/31	0.000%	1,000,000	586,273
02/15/32	0.000%	1,700,000	988,055
05/15/32	0.000%	4,500,000	2,592,738
11/15/32	0.000%	5,450,000	3,081,201
05/15/33	0.000%	5,425,000	3,011,255
08/15/33	0.000%	4,000,000	2,199,152
11/15/33	0.000%	3,400,000	1,850,627
02/15/34	0.000%	2,400,000	1,296,168
05/15/34	0.000%	400,000	214,075
08/15/34	0.000%	2,375,000	1,258,185
11/15/34	0.000%	1,850,000	970,897
02/15/35	0.000%	5,250,000	2,729,359
05/15/35	0.000%	2,050,000	1,055,920

Total U.S. Treasury Obligations
(Cost: $563,132,417)			595,363,192

U.S. Government & Agency Obligations 9.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Farm Credit Banks
11/15/18	5.125%	5,164,000	6,314,828

Federal Home Loan Banks
07/15/36	5.500%	2,000,000	2,751,856

Federal Home Loan Mortgage Corp.
04/29/14	1.350%	2,000,000	2,029,736
04/18/16	5.250%	2,000,000	2,313,330
08/23/17	5.500%	24,900,000	30,283,330
11/17/17	5.125%	58,000,000	69,897,482

Federal National Mortgage Association
09/15/16	5.250%	10,000,000	11,709,030
05/11/17	5.000%	7,500,000	8,874,457
06/12/17	5.375%	34,000,000	40,884,218

Federal National Mortgage Association(i)
07/05/14	0.000%	3,000,000	2,962,887
06/01/17	0.000%	10,000,000	9,588,620

STRIPS
11/15/21	0.000%	1,750,000	1,427,701
05/15/30	0.000%	3,750,000	2,115,071

Financing Corp. FICO(i)
11/30/17	0.000%	3,250,000	3,052,559

Financing Corp.(i)
04/05/19	0.000%	1,000,000	904,299

STRIPS
05/11/18	0.000%	3,600,000	3,375,320

Israel Government AID Bond U.S. Government Guaranteed
09/18/33	5.500%	1,000,000	1,347,349

Israel Government AID Bond(i) U.S. Government Guaranteed
03/15/19	0.000%	2,500,000	2,295,678
11/15/19	0.000%	1,501,000	1,348,195
02/15/20	0.000%	6,000,000	5,341,668
11/01/24	0.000%	1,850,000	1,322,041
02/15/25	0.000%	2,250,000	1,584,171
11/15/26	0.000%	1,500,000	976,943

RFCO STRIPS(i)
10/15/19	0.000%	12,300,000	11,146,875

Residual Funding Corp.(i) STRIPS
07/15/20	0.000%	21,700,000	19,180,218
10/15/20	0.000%	4,500,000	3,939,116
01/15/21	0.000%	2,000,000	1,733,560

Tennessee Valley Authority
04/01/36	5.880%	500,000	694,712
Senior Unsecured
07/18/17	5.500%	11,000,000	13,303,521

Tennessee Valley Authority(i) STRIPS
11/01/25	0.000%	7,000,000	4,725,294

Total U.S. Government & Agency Obligations
(Cost: $250,107,542)			267,424,065

The accompanying Notes to Financial Statements are an integral part of this statement.

204	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Foreign Government Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Australia 0.1%
Australia and New Zealand Banking Group Ltd.(a)
11/23/16	2.400%	1,119,000	1,176,964

Commonwealth Bank of Australia(a)
03/16/17	2.250%	325,000	340,230

National Australia Bank Ltd.(a)
06/20/17	2.000%	875,000	904,663

Westpac Banking Corp.(a)
11/28/16	2.450%	600,000	632,400

Total			3,054,257

Brazil —%
Petrobras International Finance Co.
01/27/21	5.375%	630,000	707,868

Canada 0.7%
Bank of Montreal(a)
10/31/14	1.300%	1,037,000	1,052,744

CDP Financial, Inc.(a)
11/25/19	4.400%	1,000,000	1,150,633

Caisse Centrale Desjardins du Quebec(a)
03/24/16	2.550%	1,452,000	1,536,652

Hydro-Quebec
02/01/21	9.400%	750,000	1,107,225
01/15/22	8.400%	1,295,000	1,858,004

Province of Ontario Senior Unsecured
05/26/15	0.950%	2,715,000	2,749,890
06/16/15	2.700%	1,840,000	1,937,137

Province of Quebec
01/30/26	6.350%	440,000	599,815

Royal Bank of Canada
09/19/17	1.200%	3,820,000	3,829,168

Toronto-Dominion Bank (The)(a)
07/29/15	2.200%	2,500,000	2,606,323

Total			18,427,591

Mexico 0.1%
Mexico Government International Bond Senior Unsecured
03/08/44	4.750%	1,090,000	1,231,700
10/12/10	5.750%	458,000	550,745

Total			1,782,445

Norway —%
Statoil ASA
04/15/19	5.250%	880,000	1,055,184

United Kingdom 0.1%
Barclays Bank PLC(a)
05/10/17	2.250%	343,000	356,219

HSBC Bank PLC(a)
07/07/14	1.625%	1,364,000	1,387,428

Total			1,743,647

Total Foreign Government Obligations
(Cost: $25,803,445)			26,770,992

Municipal Bonds 0.2%
Issuer Descriptions	Coupon Rate	Principal Amount ($)	Value ($)

American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010
02/15/50	7.499%	1,265,000	1,712,772

City of Los Angeles Department of Airports Revenue Bonds Build America Bonds Series 2009
05/15/39	6.582%	420,000	544,501

New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010
03/15/40	5.600%	$415,000	513,322

Ohio State University (The) Revenue Bonds Taxable Series 2011A
06/01/11	4.800%	1,514,000	1,683,477

Port Authority of New York & New Jersey Revenue Bonds Taxable Consolidated 160th Series 2010
11/01/40	5.647%	835,000	1,001,123

State of California Unlimited General Obligation Bonds Build America Bonds Series 2009
10/01/39	7.300%	295,000	408,790

Total Municipal Bonds
(Cost: $5,000,588)			5,863,985

Money Market Funds 2.4%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(j)(k)		68,846,910	68,846,910

Total Money Market Funds
(Cost: $68,846,910)			68,846,910

Total Investments
(Cost: $2,707,955,663)			2,836,650,091

Other Assets & Liabilities, Net			(13,556,212)

Net Assets			2,823,093,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	205

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $311,739,632 or 11.04% of net assets.

(b)	Variable rate security.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $12,541,061, which represents 0.44% of net assets.

(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2012, the value of these securities amounted to $1,932,867, which represents 0.07% of net assets.

(i)	Zero coupon bond.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	29,547,437	635,779,636	(596,480,163)	68,846,910	151,750	68,846,910

Abbreviation Legend

AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

206	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Airlines	—	538,665	1,452,576	1,991,241

All Other Industries	—	389,893,768	—	389,893,768

Residential Mortgage-Backed Securities — Agency	—	737,655,029	31,268,874	768,923,903

Residential Mortgage-Backed Securities — Non-Agency	—	186,935,955	38,985,250	225,921,205

Commercial Mortgage-Backed Securities — Agency	—	275,924,014	—	275,924,014

Commercial Mortgage-Backed Securities — Non-Agency	—	63,332,314	10,315,731	73,648,045

Asset-Backed Securities — Non-Agency	—	99,350,432	19,413,923	118,764,355

Inflation-Indexed Bonds	—	17,314,416	—	17,314,416

U.S. Treasury Obligations	425,402,303	169,960,889	—	595,363,192

U.S. Government & Agency Obligations	—	267,424,065	—	267,424,065

Foreign Government Obligations	—	26,770,992	—	26,770,992

Municipal Bonds	—	5,863,985	—	5,863,985

Total Bonds	425,402,303	2,240,964,524	101,436,354	2,767,803,181

Other

Money Market Funds	68,846,910	—	—	68,846,910

Total Other	68,846,910	—	—	68,846,910

Total	494,249,213	2,240,964,524	101,436,354	2,836,650,091

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	207

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, December 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
$21,272,886	—	—	21,272,886

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2011	822,606	—	15,420,921	5,357,109	3,942,690	25,543,326

Accrued discounts/premiums	(4,803)	(34)	134,092	(199)	(298)	128,758

Realized gain (loss)	—	—	2,347	5,178	695	8,220

Change in unrealized appreciation (depreciation)(a)	57,316	1,440	457,946	(39,780)	68,547	545,469

Sales	(66,831)	—	(8,396,573)	(1,635,646)	(7,236,315)	(17,335,365)

Purchases	—	31,267,468	33,930,728	6,629,069	26,182,689	98,009,954

Transfers into Level 3	644,288	—	—	—	—	644,288

Transfers out of Level 3	—	—	(2,564,211)	—	(3,544,085)	(6,108,296)

Balance as of December 31, 2012	1,452,576	31,268,874	38,985,250	10,315,731	19,413,923	101,436,354

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $519,376 which is comprised of:

Corporate Bonds & Notes	$57,316

Residential Mortgage-Backed Securities — Agency	2,534

Residential Mortgage-Backed Securities — Non-Agency	430,759

Commercial Mortgage-Backed Securities — Non-Agency	(39,780)

Asset-Backed Securities — Non-Agency	68,547

Total change in unrealized appreciation (depreciation)	519,376

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds and residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

208	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.3%
Issuer	Shares	Value ($)
Consumer Discretionary 16.8%
Hotels, Restaurants & Leisure 3.4%

Panera Bread Co., Class A(a)	82,156	13,048,837

Starwood Hotels & Resorts Worldwide, Inc.	155,994	8,947,816

Tim Hortons, Inc.	267,555	13,158,355

Total		35,155,008

Multiline Retail 2.5%

Dollar Tree, Inc.(a)	443,172	17,975,056

Nordstrom, Inc.	141,818	7,587,263

Total		25,562,319

Specialty Retail 8.1%

Bed Bath & Beyond, Inc.(a)	205,050	11,464,346

Dick’s Sporting Goods, Inc.	169,187	7,696,317

Limited Brands, Inc.	273,179	12,855,804

O’Reilly Automotive, Inc.(a)	100,217	8,961,404

PetSmart, Inc.	120,818	8,256,702

Ross Stores, Inc.	327,755	17,747,933

Ulta Salon Cosmetics & Fragrance, Inc.	101,928	10,015,445

Urban Outfitters, Inc.(a)	197,436	7,771,081

Total		84,769,032

Textiles, Apparel & Luxury Goods 2.8%

Coach, Inc.	89,571	4,972,086

lululemon athletica, Inc.(a)	79,839	6,086,127

PVH Corp.	164,578	18,269,804

Total		29,328,017

Total Consumer Discretionary		174,814,376

Consumer Staples 5.7%
Food & Staples Retailing 1.2%

Fresh Market, Inc. (The)(a)	88,329	4,247,742

Whole Foods Market, Inc.	87,116	7,956,304

Total		12,204,046

Food Products 2.0%

Hain Celestial Group, Inc. (The)(a)	121,256	6,574,500

JM Smucker Co. (The)	39,900	3,440,976

Mead Johnson Nutrition Co.	157,458	10,374,908

Total		20,390,384

Household Products 1.4%

Church & Dwight Co., Inc.	274,325	14,695,590

Personal Products 1.1%

Herbalife Ltd.	353,907	11,657,696

Total Consumer Staples		58,947,716

Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.4%
Energy Equipment & Services 2.0%

Cameron International Corp.(a)	251,393	14,193,649

Core Laboratories NV	59,907	6,548,434

Total		20,742,083

Oil, Gas & Consumable Fuels 5.4%

Cobalt International Energy, Inc.(a)	194,359	4,773,457

Concho Resources, Inc.(a)	138,071	11,123,000

Denbury Resources, Inc.(a)	892,455	14,457,771

HollyFrontier Corp.	273,310	12,722,580

Noble Energy, Inc.	132,061	13,435,886

Total		56,512,694

Total Energy		77,254,777

Financials 4.4%
Capital Markets 1.1%

Eaton Vance Corp.	363,563	11,579,482

Commercial Banks 1.1%

First Republic Bank	350,167	11,478,474

Insurance 1.0%

WR Berkley Corp.	268,571	10,135,870

Real Estate Investment Trusts (REITs) 1.2%

Annaly Capital Management, Inc.	906,887	12,732,693

Total Financials		45,926,519

Health Care 15.7%
Biotechnology 2.6%

Alexion Pharmaceuticals, Inc.(a)	43,656	4,095,369

BioMarin Pharmaceutical, Inc.(a)	266,858	13,142,757

Vertex Pharmaceuticals, Inc.(a)	248,212	10,410,011

Total		27,648,137

Health Care Equipment & Supplies 1.1%

Hologic, Inc.(a)	589,842	11,814,535

Health Care Providers & Services 6.8%

Catamaran Corp.(a)	247,393	11,654,684

DaVita HealthCare Partners, Inc.(a)	193,362	21,372,302

Henry Schein, Inc.(a)	241,371	19,420,711

Universal Health Services, Inc., Class B	370,858	17,930,984

Total		70,378,681

Life Sciences Tools & Services 2.5%

Agilent Technologies, Inc.	284,703	11,655,741

Illumina, Inc.(a)	118,288	6,575,630

Waters Corp.(a)	91,881	8,004,673

Total		26,236,044

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	209

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.7%

Perrigo Co.	98,055	10,200,662

Valeant Pharmaceuticals International, Inc.(a)	292,873	17,505,019

Total		27,705,681

Total Health Care		163,783,078

Industrials 12.4%
Aerospace & Defense 0.4%

TransDigm Group, Inc.	32,564	4,440,427

Air Freight & Logistics 0.7%

Expeditors International of Washington, Inc.	191,127	7,559,073

Commercial Services & Supplies 2.1%

Iron Mountain, Inc.	296,327	9,200,953

Stericycle, Inc.(a)	131,476	12,262,767

Total		21,463,720

Electrical Equipment 3.9%

AMETEK, Inc.	559,747	21,029,695

Roper Industries, Inc.	178,757	19,927,830

Total		40,957,525

Machinery 3.6%

IDEX Corp.	360,038	16,752,568

Pall Corp.	169,132	10,191,895

Xylem, Inc.	396,090	10,734,039

Total		37,678,502

Professional Services 0.7%

IHS, Inc., Class A(a)	78,133	7,500,768

Road & Rail 1.0%

Kansas City Southern	119,730	9,995,060

Total Industrials		129,595,075

Information Technology 20.6%
Communications Equipment 2.2%

F5 Networks, Inc.(a)	91,754	8,913,901

Finisar Corp.(a)	400,393	6,526,406

Juniper Networks, Inc.(a)	399,584	7,859,817

Total		23,300,124

Electronic Equipment, Instruments & Components 1.3%

Amphenol Corp., Class A	215,949	13,971,901

Internet Software & Services 4.4%

Akamai Technologies, Inc.(a)	125,163	5,120,418

LinkedIn Corp., Class A(a)	30,355	3,485,361

Rackspace Hosting, Inc.(a)	203,004	15,077,107

VeriSign, Inc.(a)	564,531	21,915,094

Total		45,597,980

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.6%

Alliance Data Systems Corp.(a)	52,383	7,582,963

Gartner, Inc.(a)	220,693	10,156,292

Teradata Corp.(a)	145,052	8,977,268

Total		26,716,523

Semiconductors & Semiconductor Equipment 3.6%

Altera Corp.	241,735	8,325,354

Broadcom Corp., Class A	335,497	11,141,855

Maxim Integrated Products, Inc.	171,768	5,049,979

Xilinx, Inc.	370,688	13,307,699

Total		37,824,887

Software 6.5%

Activision Blizzard, Inc.	887,752	9,427,926

Adobe Systems, Inc.(a)	424,128	15,981,143

Check Point Software Technologies Ltd.(a)	289,735	13,802,975

Intuit, Inc.	233,535	13,895,332

Red Hat, Inc.(a)	216,085	11,443,862

Ultimate Software Group, Inc.(a)	32,611	3,078,805

Total		67,630,043

Total Information Technology		215,041,458

Materials 7.3%
Chemicals 5.4%

Airgas, Inc.	129,849	11,853,915

Albemarle Corp.	266,595	16,560,882

Ecolab, Inc.	201,258	14,470,450

FMC Corp.	226,706	13,266,835

Total		56,152,082

Metals & Mining 1.9%

Eldorado Gold Corp.	495,296	6,379,412

Reliance Steel & Aluminum Co.	212,266	13,181,719

Total		19,561,131

Total Materials		75,713,213

Telecommunication Services 6.0%
Diversified Telecommunication Services 0.5%

tw telecom, Inc.(a)	190,226	4,845,056

Wireless Telecommunication Services 5.5%

Crown Castle International Corp.(a)	466,391	33,654,775

NII Holdings, Inc.(a)	755,325	5,385,467

SBA Communications Corp., Class A(a)	264,532	18,787,063

Total		57,827,305

Total Telecommunication Services		62,672,361

Total Common Stocks
(Cost: $838,909,735)		1,003,748,573

The accompanying Notes to Financial Statements are an integral part of this statement.

210	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	39,183,051	39,183,051

Total Money Market Funds
(Cost: $39,183,051)		39,183,051

Total Investments
(Cost: $878,092,786)		1,042,931,624

Other Assets & Liabilities, Net		(1,532,040)

Net Assets		1,041,399,584

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	19,292,908	268,443,500	(248,553,357)	39,183,051	51,414	39,183,051

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	211

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	174,814,376	—	—	174,814,376

Consumer Staples	58,947,716	—	—	58,947,716

Energy	77,254,777	—	—	77,254,777

Financials	45,926,519	—	—	45,926,519

Health Care	163,783,078	—	—	163,783,078

Industrials	129,595,075	—	—	129,595,075

Information Technology	215,041,458	—	—	215,041,458

Materials	75,713,213	—	—	75,713,213

Telecommunication Services	62,672,361	—	—	62,672,361

Total Equity Securities	1,003,748,573	—	—	1,003,748,573

Other

Money Market Funds	39,183,051	—	—	39,183,051

Total Other	39,183,051	—	—	39,183,051

Total	1,042,931,624	—	—	1,042,931,624

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

212	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – MFS Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%
Issuer	Shares	Value ($)

Consumer Discretionary 11.2%
Auto Components 1.7%

Delphi Automotive PLC(a)	292,950	11,205,338

Johnson Controls, Inc.	637,495	19,571,096

Total		30,776,434

Automobiles 0.2%

General Motors Co.(a)	145,130	4,184,098

Hotels, Restaurants & Leisure 0.4%

McDonald’s Corp.	84,330	7,438,749

Leisure Equipment & Products 0.8%

Hasbro, Inc.	419,041	15,043,572

Media 5.5%

Comcast Corp.	507,370	18,239,952

McGraw-Hill Companies, Inc. (The)	173,020	9,459,003

Omnicom Group, Inc.	413,875	20,677,195

Viacom, Inc., Class B	403,730	21,292,720

Walt Disney Co. (The)	651,728	32,449,537

Total		102,118,407

Multiline Retail 1.7%

Kohl’s Corp.	115,460	4,962,471

Target Corp.	425,540	25,179,202

Total		30,141,673

Specialty Retail 0.9%

Advance Auto Parts, Inc.	148,102	10,715,180

Staples, Inc.	549,805	6,267,777

Total		16,982,957

Total Consumer Discretionary		206,685,890

Consumer Staples 14.3%
Beverages 3.0%

Coca-Cola Enterprises, Inc.	159,150	5,049,830

Diageo PLC	1,194,017	34,777,686

Dr. Pepper Snapple Group, Inc.	172,890	7,638,280

PepsiCo, Inc.	118,620	8,117,167

Total		55,582,963

Food & Staples Retailing 1.4%

CVS Caremark Corp.	552,148	26,696,356

Food Products 4.3%

Danone SA	281,380	18,535,104

General Mills, Inc.	684,710	27,669,131

JM Smucker Co. (The)	59,160	5,101,958

Common Stocks (continued)
Issuer	Shares	Value ($)

Kellogg Co.	121,079	6,762,262

Nestlé SA, Registered Shares	322,336	21,030,320

Total		79,098,775

Household Products 0.5%

Procter & Gamble Co. (The)	132,201	8,975,126

Tobacco 5.1%

Altria Group, Inc.	305,224	9,590,138

Lorillard, Inc.	164,090	19,144,380

Philip Morris International, Inc.	777,711	65,047,748

Total		93,782,266

Total Consumer Staples		264,135,486

Energy 6.9%
Energy Equipment & Services 0.2%

Transocean Ltd.	97,280	4,343,552

Oil, Gas & Consumable Fuels 6.7%

Apache Corp.	140,615	11,038,277

Chevron Corp.	337,896	36,540,073

EOG Resources, Inc.	106,101	12,815,940

Exxon Mobil Corp.	396,685	34,333,087

Occidental Petroleum Corp.	364,855	27,951,542

Total		122,678,919

Total Energy		127,022,471

Financials 21.1%
Capital Markets 7.2%

Bank of New York Mellon Corp. (The)	1,150,626	29,571,088

BlackRock, Inc.	122,798	25,383,574

Franklin Resources, Inc.	96,380	12,114,966

Goldman Sachs Group, Inc. (The)	369,391	47,119,516

State Street Corp.	389,666	18,318,199

Total		132,507,343

Commercial Banks 2.6%

PNC Financial Services Group, Inc.	216,723	12,637,118

Wells Fargo & Co.	1,068,842	36,533,020

Total		49,170,138

Diversified Financial Services 4.1%

JPMorgan Chase & Co.	1,465,703	64,446,961

Moody’s Corp.	229,340	11,540,389

Total		75,987,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	213

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 7.2%

ACE Ltd.	268,697	21,442,020

Aon PLC	355,695	19,776,642

Chubb Corp. (The)	189,999	14,310,725

MetLife, Inc.	939,740	30,955,035

Prudential Financial, Inc.	413,796	22,067,741

Travelers Companies, Inc. (The)	348,568	25,034,154

Total		133,586,317

Total Financials		391,251,148

Health Care 13.3%
Health Care Equipment & Supplies 2.4%

Becton Dickinson and Co.	121,563	9,505,011

Medtronic, Inc.	491,075	20,143,897

St. Jude Medical, Inc.	389,108	14,062,363

Total		43,711,271

Health Care Providers & Services 0.5%

Quest Diagnostics, Inc.	163,160	9,507,333

Life Sciences Tools & Services 0.9%

Thermo Fisher Scientific, Inc.	277,052	17,670,376

Pharmaceuticals 9.5%

Abbott Laboratories	413,908	12,996,711

AbbVie, Inc.(a)	413,908	14,139,097

Johnson & Johnson	832,619	58,366,592

Merck & Co., Inc.	409,303	16,756,865

Pfizer, Inc.	2,494,263	62,556,116

Roche Holding AG, Genusschein Shares	52,702	10,655,353

Total		175,470,734

Total Health Care		246,359,714

Industrials 17.1%
Aerospace & Defense 8.1%

Honeywell International, Inc.	513,275	32,577,564

Lockheed Martin Corp.	673,161	62,126,029

Northrop Grumman Corp.	281,410	19,017,688

United Technologies Corp.	446,706	36,634,359

Total		150,355,640

Air Freight & Logistics 1.5%

United Parcel Service, Inc., Class B	373,590	27,544,791

Commercial Services & Supplies 1.1%

Tyco International Ltd.	675,080	19,746,090

Common Stocks (continued)
Issuer	Shares	Value ($)

Construction & Engineering 0.2%

Fluor Corp.	46,620	2,738,459

Electrical Equipment 0.9%

Eaton Corp. PLC	301,448	16,338,481

Industrial Conglomerates 2.9%

3M Co.	338,865	31,463,615

Danaher Corp.	411,031	22,976,633

Total		54,440,248

Machinery 1.4%

Pentair Ltd.	152,441	7,492,475

Stanley Black & Decker, Inc.	259,173	19,171,027

Total		26,663,502

Professional Services 0.5%

Dun & Bradstreet Corp. (The)	110,808	8,715,049

Road & Rail 0.5%

Canadian National Railway Co.	98,106	8,928,627

Total Industrials		315,470,887

Information Technology 8.0%
Computers & Peripherals 0.1%

Hewlett-Packard Co.	185,047	2,636,920

IT Services 5.7%

Accenture PLC, Class A	595,504	39,601,016

Fiserv, Inc.(a)	120,450	9,519,163

International Business Machines Corp.	182,312	34,921,863

Mastercard, Inc., Class A	17,489	8,591,996

Western Union Co. (The)	935,924	12,737,926

Total		105,371,964

Semiconductors & Semiconductor Equipment 0.7%

Intel Corp.	626,025	12,914,896

Software 1.5%

Oracle Corp.	835,287	27,831,763

Total Information Technology		148,755,543

Materials 2.3%
Chemicals 2.3%

Air Products & Chemicals, Inc.	195,355	16,413,727

PPG Industries, Inc.	191,382	25,903,554

Total		42,317,281

Total Materials		42,317,281

The accompanying Notes to Financial Statements are an integral part of this statement.

214	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Telecommunication Services 3.7%
Diversified Telecommunication Services 2.1%

AT&T, Inc.	1,136,695	38,317,989

Wireless Telecommunication Services 1.6%

Vodafone Group PLC	12,034,873	30,294,970

Total Telecommunication Services		68,612,959

Utilities 0.8%
Electric Utilities 0.2%

PPL Corp.	120,606	3,452,950

Multi-Utilities 0.6%

PG&E Corp.	180,673	7,259,441

Public Service Enterprise Group, Inc.	119,488	3,656,333

Total		10,915,774

Total Utilities		14,368,724

Total Common Stocks
(Cost: $1,540,849,972)		1,824,980,103

Convertible Preferred Stocks 0.2%
Issuer	Shares	Value ($)

Industrials 0.1%
Aerospace & Defense 0.1%

United Technologies Corp., 7.500%	36,590	2,038,429

Total Industrials		2,038,429

Utilities 0.1%
Electric Utilities 0.1%

PPL Corp., 9.500%	48,000	2,510,880

Total Utilities		2,510,880

Total Convertible Preferred Stocks
(Cost: $4,309,399)		4,549,309

Money Market Funds 1.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	20,039,074	20,039,074

Total Money Market Funds
(Cost: $20,039,074)		20,039,074

Total Investments
(Cost: $1,565,198,445)		1,849,568,486

Other Assets & Liabilities, Net		(597,775)

Net Assets		1,848,970,711

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)

Columbia Short-Term Cash Fund	31,366,533	193,129,293	(204,456,752)	20,039,074	31,912	20,039,074

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	215

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Fair Value Measurements (continued)

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	206,685,890	—	—	206,685,890

Consumer Staples	189,792,376	74,343,110	—	264,135,486

Energy	127,022,471	—	—	127,022,471

Financials	391,251,148	—	—	391,251,148

Health Care	235,704,361	10,655,353	—	246,359,714

Industrials	315,470,887	—	—	315,470,887

Information Technology	148,755,543	—	—	148,755,543

Materials	42,317,281	—	—	42,317,281

The accompanying Notes to Financial Statements are an integral part of this statement.

216	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Telecommunication Services	38,317,989	30,294,970	—	68,612,959

Utilities	14,368,724	—	—	14,368,724

Convertible Preferred Stocks

Industrials	2,038,429	—	—	2,038,429

Utilities	2,510,880	—	—	2,510,880

Total Equity Securities	1,714,235,979	115,293,433	—	1,829,529,412

Other

Money Market Funds	20,039,074	—	—	20,039,074

Total Other	20,039,074	—	—	20,039,074

Total	1,734,275,053	115,293,433	—	1,849,568,486

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, December 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
2,664,480	—	—	2,664,480

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	217

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Marsico Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 91.5%
Issuer	Shares	Value ($)

Consumer Discretionary 31.6%
Hotels, Restaurants & Leisure 9.6%

Chipotle Mexican Grill, Inc.(a)	56,596	16,835,046

McDonald’s Corp.	195,363	17,232,970

Starbucks Corp.	457,058	24,507,450

Starwood Hotels & Resorts Worldwide, Inc.	912,547	52,343,696

Wynn Resorts Ltd.	320,798	36,086,567

Yum! Brands, Inc.	226,156	15,016,759

Total		162,022,488

Internet & Catalog Retail 2.4%

Amazon.com, Inc.(a)	33,625	8,444,582

priceline.com, Inc.(a)	52,299	32,488,139

Total		40,932,721

Media 5.1%

CBS Corp., Class B Non Voting	1,287,981	49,007,677

Comcast Corp., Class A	419,327	15,674,443

Liberty Global, Inc., Class A(a)	338,806	21,341,390

Total		86,023,510

Multiline Retail 0.8%

Dollar General Corp.(a)	294,182	12,970,485

Specialty Retail 10.1%

AutoZone, Inc.(a)	88,163	31,247,612

Dick’s Sporting Goods, Inc.	149,870	6,817,586

Foot Locker, Inc.	15,476	497,089

GNC Holdings, Inc., Class A	351,224	11,688,735

Home Depot, Inc. (The)	428,890	26,526,847

Limited Brands, Inc.	358,480	16,870,069

Lowe’s Companies, Inc.	929,454	33,014,206

TJX Companies, Inc.	996,870	42,317,131

Total		168,979,275

Textiles, Apparel & Luxury Goods 3.6%

lululemon athletica, Inc.(a)	368,102	28,060,416

Nike, Inc., Class B	622,724	32,132,558

Total		60,192,974

Total Consumer Discretionary		531,121,453

Consumer Staples 0.7%
Personal Products 0.7%

Estee Lauder Companies, Inc. (The), Class A	211,130	12,638,242

Total Consumer Staples		12,638,242

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 6.0%
Energy Equipment & Services 4.9%

National Oilwell Varco, Inc.	509,897	34,851,460

Schlumberger Ltd.	686,351	47,557,261

Total		82,408,721

Oil, Gas & Consumable Fuels 1.1%

Kinder Morgan, Inc.	499,740	17,655,814

Total Energy		100,064,535

Financials 9.3%
Commercial Banks 4.6%

U.S. Bancorp	522,514	16,689,097

Wells Fargo & Co.	1,766,818	60,389,839

Total		77,078,936

Diversified Financial Services 2.2%

Citigroup, Inc.	950,555	37,603,956

Insurance 0.5%

American International Group, Inc.(a)	258,284	9,117,425

Real Estate Investment Trusts (REITs) 2.0%

American Tower Corp.	431,208	33,319,442

Total Financials		157,119,759

Health Care 11.4%
Biotechnology 6.1%

Biogen Idec, Inc.(a)	358,206	52,538,074

Gilead Sciences, Inc.(a)	679,183	49,885,991

Total		102,424,065

Health Care Equipment & Supplies 1.5%

Intuitive Surgical, Inc.(a)	50,571	24,798,501

Health Care Providers & Services 1.9%

Express Scripts Holding Co.(a)	597,624	32,271,696

Pharmaceuticals 1.9%

Bristol-Myers Squibb Co.	748,691	24,399,840

Perrigo Co.	78,274	8,142,844

Total		32,542,684

Total Health Care		192,036,946

Industrials 10.7%
Aerospace & Defense 3.0%

Precision Castparts Corp.	230,779	43,714,158

Rolls-Royce Holdings PLC	478,231	6,859,454

Total		50,573,612

The accompanying Notes to Financial Statements are an integral part of this statement.

218	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Industrial Conglomerates 1.1%

Danaher Corp.	324,690	18,150,171

Machinery 3.0%

Cummins, Inc.	204,132	22,117,702

Pentair Ltd.	574,862	28,254,467

Total		50,372,169

Road & Rail 1.3%

Union Pacific Corp.	166,605	20,945,581

Trading Companies & Distributors 2.3%

United Rentals, Inc.(a)	94,476	4,300,547

WW Grainger, Inc.	172,535	34,915,908

Total		39,216,455

Total Industrials		179,257,988

Information Technology 16.3%
Communications Equipment 3.1%

QUALCOMM, Inc.	832,364	51,623,215

Computers & Peripherals 2.9%

Apple, Inc.	90,118	48,035,598

Internet Software & Services 5.1%

eBay, Inc.(a)	659,256	33,635,241

Equinix, Inc.(a)	128,309	26,457,316

Google, Inc., Class A(a)	24,690	17,514,345

LinkedIn Corp., Class A(a)	74,236	8,523,778

Total		86,130,680

IT Services 3.7%

Accenture PLC, Class A	158,488	10,539,452

Visa, Inc., Class A	339,923	51,525,528

Total		62,064,980

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 1.5%

VMware, Inc., Class A(a)	269,220	25,344,371

Total Information Technology		273,198,844

Materials 5.5%
Chemicals 5.5%

LyondellBasell Industries NV, Class A	826,867	47,205,837

Monsanto Co.	469,726	44,459,566

Total		91,665,403

Total Materials		91,665,403

Total Common Stocks
(Cost: $1,389,290,431)		1,537,103,170

Preferred Stocks 0.4%
Financials 0.4%
Commercial Banks 0.4%

Wells Fargo & Co., 8.000%	237,875	6,981,632

Total Financials		6,981,632

Total Preferred Stocks (Cost: $6,463,064)		6,981,632

Money Market Funds 8.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	139,803,148	139,803,148

Total Money Market Funds (Cost: $139,803,148)		139,803,148

Total Investments (Cost: $1,535,556,643)		1,683,887,950

Other Assets & Liabilities, Net		(3,591,592)

Net Assets		1,680,296,358

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	100,811,321	876,877,227	(837,885,400)	139,803,148	125,534	139,803,148

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	219

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

220	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	531,121,453	—	—	531,121,453

Consumer Staples	12,638,242	—	—	12,638,242

Energy	100,064,535	—	—	100,064,535

Financials	157,119,759	—	—	157,119,759

Health Care	192,036,946	—	—	192,036,946

Industrials	172,398,535	6,859,453	—	179,257,988

Information Technology	273,198,844	—	—	273,198,844

Materials	91,665,403	—	—	91,665,403

Preferred Stocks

Financials	6,981,632	—	—	6,981,632

Total Equity Securities	1,537,225,349	6,859,453	—	1,544,084,802

Other

Money Market Funds	139,803,148	—	—	139,803,148

Total Other	139,803,148	—	—	139,803,148

Total	1,677,028,497	6,859,453	—	1,683,887,950

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	221

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%
Issuer	Shares	Value ($)

Australia 7.5%
Commonwealth Property Office Fund	10,178,280	10,843,268

David Jones Ltd.	678,021	1,669,678

Monadelphous Group Ltd.	338,102	8,704,558

Shopping Centres Australasia Property Group(a)	1,325,284	2,064,361

Transfield Services Ltd.	2,143,662	4,387,173

Total		27,669,038

Canada 2.9%
Morguard Real Estate Investment Trust	120,500	2,214,477

Northern Property Real Estate Investment Trust	117,300	3,643,882

Pason Systems Corp.	280,350	4,833,621

Total		10,691,980

Denmark 1.8%
Christian Hansen Holding A/S	202,320	6,575,409

France 9.1%
Boiron SA	68,762	2,375,253

Euler Hermes SA	24,252	2,100,186

Ingenico	67,597	3,845,546

IPSOS	87,447	3,264,647

Medica SA	183,970	3,669,439

Mersen	97,635	2,730,192

Neopost SA	105,027	5,569,769

Nexans SA	90,244	4,038,437

Rubis SCA	84,857	5,801,966

Total		33,395,435

Germany 12.2%
Bilfinger SE	48,554	4,707,867

ElringKlinger AG	118,687	4,025,380

Fielmann AG	51,617	4,988,916

GFK SE	59,446	3,027,995

MTU Aero Engines Holding AG	71,276	6,504,623

Norma Group AG	166,179	4,606,310

QIAGEN NV(a)	122,743	2,229,153

Rational AG	10,330	2,983,969

Symrise AG	329,473	11,837,210

Total		44,911,423

Common Stocks (continued)
Issuer	Shares	Value ($)

Hong Kong 4.0%
AAC Technologies Holdings, Inc.	906,000	3,212,512

AMVIG Holdings Ltd.	5,078,000	1,854,086

ASM Pacific Technology Ltd.	229,900	2,822,498
Emperor Watch & Jewellery, Ltd.	24,610,000	3,083,860

Pacific Basin Shipping Ltd.	6,305,000	3,595,206

Total		14,568,162

Ireland 1.0%
Glanbia PLC	347,102	3,825,616

Japan 8.3%
Ariake Japan Co., Ltd.	119,300	2,183,139

FCC Co., Ltd.	261,800	5,437,511

Hogy Medical Co., Ltd.	95,400	4,540,606

Horiba Ltd.	100,600	2,917,683

Miraca Holdings, Inc.	92,200	3,717,576

Miura Co., Ltd.	78,900	2,072,022

Nifco, Inc.	265,200	5,882,650

Taiyo Holdings Co., Ltd.	68,500	1,936,559

Ushio, Inc.	177,400	1,945,317

Total		30,633,063

Netherlands 3.5%
Koninklijke Boskalis Westminster NV	284,687	12,886,916

New Zealand 1.7%
Auckland International Airport Ltd.	1,490,562	3,299,289

SKYCITY Entertainment Group Ltd.	999,292	3,138,152

Total		6,437,441

Norway 0.5%
Farstad Shipping ASA	81,090	1,965,324

Singapore 12.0%
Ascendas Real Estate Investment Trust	2,962,000	5,796,400

CapitaMall Trust	5,654,000	9,935,622

Ezra Holdings Ltd.(a)	4,512,000	4,276,983

Hyflux Ltd.	2,713,500	2,871,659

SATS Ltd.	2,584,000	6,170,576

SIA Engineering Co., Ltd.	2,158,000	7,781,430

SMRT Corp., Ltd.	1,299,864	1,797,455

The accompanying Notes to Financial Statements are an integral part of this statement.

222	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

StarHub Ltd.	1,737,000	5,440,633

Total		44,070,758

Spain 1.0%
Prosegur Cia de Seguridad SA, Registered Shares	624,195	3,658,146

Sweden 1.0%
AF AB, Class B	150,662	3,614,126

United Kingdom 30.2%
AZ Electronic Materials SA	864,331	4,972,953

Bodycote PLC	499,630	3,736,018

Cobham PLC	826,175	3,001,935

Croda International PLC	326,297	12,753,333

De La Rue PLC	449,371	6,661,074

Diploma PLC	522,633	4,707,656

Domino Printing Sciences PLC	513,927	4,867,168

Fenner PLC	574,277	3,742,326

Greene King PLC	364,274	3,732,351

Halma PLC	492,810	3,708,322

Interserve PLC	582,787	3,717,701

Common Stocks (continued)
Issuer	Shares	Value ($)

Laird PLC	1,325,562	4,481,407

Rexam PLC	792,372	5,669,576

Rotork PLC	343,452	14,336,881

Serco Group PLC	458,019	4,012,130

Spectris PLC	202,341	6,828,341

Spirax-Sarco Engineering PLC	139,392	5,219,328
TT electronics PLC	841,367	1,968,132

Ultra Electronics Holdings PLC	219,520	5,981,709

Victrex PLC	269,805	7,190,817

Total		111,289,158

Total Common Stocks
(Cost: $288,285,739)		356,191,995

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	11,646,572	11,646,572

Total Money Market Funds
(Cost: $11,646,572)		11,646,572

Total Investments
(Cost: $299,932,311)		367,838,567

Other Assets & Liabilities, Net		333,085

Net Assets		368,171,652

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	January 31, 2013	8,527,500		8,763,200		—	(72,605)
		(AUD	)	(USD	)
J.P. Morgan Securities, Inc.	January 31, 2013	3,049,000		3,177,470		18,235	—
		(AUD	)	(USD	)
J.P. Morgan Securities, Inc.	January 31, 2013	4,850,000		3,958,580		—	(41,947)
		(NZD	)	(USD	)

Total						18,235	(114,552)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	11,170,216	71,461,065	(70,984,709)	11,646,572	12,899	11,646,572

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	223

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

Currency Legend

AUD	Australian Dollar
NZD	New Zealand Dollar
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

224	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	38,251,141	—	38,251,141

Consumer Staples	—	6,008,755	—	6,008,755

Energy	4,833,621	6,242,306	—	11,075,927

Financials	5,858,359	30,739,838	—	36,598,197

Health Care	—	16,532,028	—	16,532,028

Industrials	—	135,892,712	—	135,892,712

Information Technology	—	44,929,034	—	44,929,034

Materials	—	52,789,944	—	52,789,944

Telecommunication Services	—	5,440,633	—	5,440,633

Utilities	—	8,673,624	—	8,673,624

Total Equity Securities	10,691,980	345,500,015	—	356,191,995

Other

Money Market Funds	11,646,572	—	—	11,646,572

Total Other	11,646,572	—	—	11,646,572

Investments in Securities	22,338,552	345,500,015	—	367,838,567

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	18,235	—	18,235

Liabilities

Forward Foreign Currency Exchange Contracts	—	(114,552)	—	(114,552)

Total	22,338,552	345,403,698	—	367,742,250

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	225

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%
Issuer	Shares	Value ($)

Australia 8.4%
Centro Retail Australia	785,136	1,858,678

CFS Retail Property Trust	657,627	1,315,562

Commonwealth Property Office Fund	1,227,424	1,307,617

Dexus Property Group	2,992,741	3,178,607

Goodman Group	571,503	2,604,081

GPT Group	1,097,554	4,224,688

Investa Office Fund	192,613	598,333

Mirvac Group	1,750,651	2,724,436

Stockland	813,484	3,007,871

Westfield Group	1,190,274	13,145,216

Westfield Retail Trust	1,596,899	5,038,150

Total		39,003,239

Belgium 0.1%
Befimmo SCA Sicafi	2,505	162,062

Cofinimmo	1,582	187,823

Total		349,885

Brazil 0.7%
BR Malls Participacoes SA	30,160	398,009

BR Properties SA	68,510	853,238

Iguatemi Empresa de Shopping Centers SA	78,800	1,048,358

PDG Realty SA Empreendimentos e Participacoes	490,030	792,185

Total		3,091,790

Canada 2.9%
Amarillo Gold Corp.(a)	37,990	563,720

Boardwalk Real Estate Investment Trust(a)	30,870	2,002,655

Brookfield Office Properties	17,835	524,812

Brookfield Office Properties, Inc.	204,007	3,470,159

Calloway Real Estate Investment Trust(a)	28,328	824,465

Canadian Roxana Resources(a)	10,757	269,276

China Gold International Resources Corp., Ltd.(a)	13,209	357,215

Extendicare, Inc.	36,280	279,021

First Capital Realty, Inc.	19,800	374,622

RioCan Real Estate Investment Trust	169,431	4,694,399

Total		13,360,344

China 1.5%
Agile Property Holdings Ltd.	1,886,000	2,707,675

Country Garden Holdings Co.(a)	4,626,288	2,471,649

Common Stocks (continued)
Issuer	Shares	Value ($)

Guangzhou R&F Properties Co., Ltd., Class H	385,200	652,839

Shimao Property Holdings Ltd.	515,000	994,157

Total		6,826,320

Finland 0.2%
Citycon OYJ	56,156	190,822

Sponda OYJ	150,815	718,553

Total		909,375

France 3.6%
Altarea	2,439	376,665

Fonciere Des Regions	7,318	615,832

Gecina SA	10,545	1,194,148

ICADE	14,621	1,305,396

Klepierre	38,059	1,521,190

Mercialys SA	62,700	1,423,981

Societe de la Tour Eiffel	4,507	263,646

Societe Immobiliere de Location pour l’Industrie et le Commerce	3,543	390,729

Unibail-Rodamco SE	39,073	9,475,324

Total		16,566,911

Germany 0.5%
Alstria Office REIT AG	81,935	1,000,497

Deutsche Euroshop AG	15,649	656,764

GSW Immobilien AG	7,500	317,748

Prime Office REIT-AG	101,825	435,469

Total		2,410,478

Hong Kong 16.1%
China Overseas Grand Oceans Group Ltd.	712,000	870,615

China Resources Land Ltd.	378,000	1,047,323

Hang Lung Properties Ltd.	666,000	2,680,263

Henderson Land Development Co., Ltd.	507,121	3,630,586

Hongkong Land Holdings Ltd.	1,769,000	12,494,208

Hysan Development Co., Ltd.	957,500	4,656,164

Kerry Properties Ltd.	954,000	5,011,851

Link REIT (The)	719,500	3,603,333

New World Development Co., Ltd.	1,888,084	2,989,169

Sino Land Co., Ltd.	2,086,683	3,821,018

Sun Hung Kai Properties Ltd.	1,756,278	26,634,376

Swire Properties Ltd.	994,900	3,350,838

Wharf Holdings Ltd.	464,466	3,701,665

Total		74,491,409

The accompanying Notes to Financial Statements are an integral part of this statement.

226	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Italy 0.2%
Beni Stabili SpA	1,284,620	756,962

Japan 10.4%
Activia Properties, Inc.	25	156,765

Daiwa House REIT Investment Corp.(a)	38	240,803

GLP J-Reit(a)	1,587	1,212,667

Japan Logistics Fund, Inc.	10	86,997

Japan Real Estate Investment Corp.	250	2,463,033

Japan Retail Fund Investment Corp.	89	163,606

Mitsubishi Estate Co., Ltd.	726,000	17,380,950

Mitsui Fudosan Co., Ltd.	531,000	12,989,896

Nippon Building Fund, Inc.	212	2,193,094

NTT Urban Development Corp.	407	394,762

Sumitomo Realty & Development Co., Ltd.	304,000	10,127,414

Tokyo Tatemono Co., Ltd.	59,000	303,912

United Urban Investment Corp.	250	287,320

Total		48,001,219

Netherlands 0.6%
Corio NV	33,467	1,534,667

Eurocommercial Properties NV	17,706	711,677

VastNed Retail NV	6,043	263,826

Wereldhave NV	4,408	281,445

Total		2,791,615

Norway 0.2%
Norwegian Property ASA	471,605	730,133

Singapore 3.5%
CapitaCommercial Trust	800,000	1,110,177

CapitaLand Ltd.	1,625,000	5,001,932

CapitaMall Trust	1,066,000	1,873,253

CapitaMalls Asia Ltd.	592,000	953,447

City Developments Ltd.	114,000	1,219,229

Global Logistic Properties Ltd.	1,163,000	2,689,687

Keppel Land Ltd.	113,000	378,466

Mapletree Commercial Trust	547,000	546,777

Religare Health Trust(a)	518,000	375,286

Suntec Real Estate Investment Trust	734,000	1,011,263

UOL Group Ltd.	202,000	996,242

Total		16,155,759

Common Stocks (continued)
Issuer	Shares	Value ($)

Sweden 0.7%
Atrium Ljungberg AB, Class B	46,043	612,240

Castellum AB	69,145	985,519

Hufvudstaden AB	143,454	1,816,806

Total		3,414,565

Switzerland 1.1%
Mobimo Holding AG	1,591	380,768

PSP Swiss Property AG	36,530	3,457,533

Swiss Prime Site AG	13,269	1,107,624

Total		4,945,925

United Kingdom 6.1%
Atrium European Real Estate Ltd.	91,747	538,902

Big Yellow Group PLC	98,251	554,623

British Land Co. PLC	443,110	4,093,729

Capital & Counties Properties PLC	202,431	803,116

Capital & Regional PLC(a)	1,151,907	537,974

Capital Shopping Centres Group PLC	240,506	1,383,640

Derwent London PLC	37,307	1,291,185

Grainger PLC	381,223	739,168

Great Portland Estates PLC	167,252	1,344,720

Hammerson PLC	463,400	3,715,879

Land Securities Group PLC	391,023	5,216,645

LXB Retail Properties PLC(a)	846,945	1,636,582

Metric Property Investments PLC	417,739	688,775

Quintain Estates & Development PLC(a)	822,325	711,327

Safestore Holdings PLC	687,515	1,206,181

Segro PLC	287,526	1,167,079

Shaftesbury PLC	54,270	499,239

St. Modwen Properties PLC	232,803	872,173

Unite Group PLC	271,339	1,229,907

Total		28,230,844

United States 42.0%

Acadia Realty Trust	41,400	1,038,312

Alexandria Real Estate Equities, Inc.	10,080	698,746

Apartment Investment & Management Co., Class A	89,302	2,416,512

Ashford Hospitality Trust, Inc.	93,000	977,430

Assisted Living Concepts, Inc., Class A	81,950	799,013

AvalonBay Communities, Inc.	55,398	7,511,415

Boston Properties, Inc.	85,615	9,058,923

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	227

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

BRE Properties, Inc.	34,383	1,747,688

Camden Property Trust	71,026	4,844,683

Corporate Office Properties Trust	9,400	234,812

Cousins Properties, Inc.	185,901	1,552,273

DCT Industrial Trust, Inc.	402,778	2,614,029

Digital Realty Trust, Inc.	41,698	2,830,877

Duke Realty Corp.	127,730	1,771,615

Equity Lifestyle Properties, Inc.	56,343	3,791,320

Equity Residential	322,883	18,297,780

Essex Property Trust, Inc.	5,150	755,248

Federal Realty Investment Trust	17,911	1,863,102

Forest City Enterprises, Inc., Class A(a)	475,343	7,676,789

General Growth Properties, Inc.	310,150	6,156,478

HCP, Inc.	247,847	11,197,727

Healthcare Realty Trust, Inc.	150,248	3,607,455

Host Hotels & Resorts, Inc.	715,615	11,213,687

Hudson Pacific Properties, Inc.	62,430	1,314,776

Lexington Realty Trust	15,813	165,246

Macerich Co. (The)	74,386	4,336,704

Mack-Cali Realty Corp.	150,673	3,934,072

ProLogis, Inc.	93,780	3,422,032

PS Business Parks, Inc.	9,233	599,960

Public Storage	56,225	8,150,376

Regency Centers Corp.	163,403	7,699,549

Retail Opportunity Investments Corp.	7,537	96,926

Senior Housing Properties Trust	219,455	5,187,916

Simon Property Group, Inc.	171,933	27,180,888

Common Stocks (continued)
Issuer	Shares	Value ($)

SL Green Realty Corp.	25,475	1,952,659

Sovran Self Storage, Inc.	580	36,018

Starwood Hotels & Resorts Worldwide, Inc.	148,022	8,490,542

Starwood Property Trust, Inc.	49,355	1,133,191

UDR, Inc.	78,480	1,866,254

Ventas, Inc.	29,880	1,933,834

Vornado Realty Trust	161,188	12,907,935

Winthrop Realty Trust	47,800	528,190

Total		193,592,982

Total Common Stocks
(Cost: $364,834,234)		455,629,755

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	3,446,457	3,446,457

Total Money Market Funds
(Cost: $3,446,457)		3,446,457

Total Investments
(Cost: $368,280,691)		459,076,212

Other Assets & Liabilities, Net		2,259,905

Net Assets		461,336,117

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	13,765,000	76,538,877	(86,857,420)	3,446,457	11,413	3,446,457

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value

The accompanying Notes to Financial Statements are an integral part of this statement.

228	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Fair Value Measurements (continued)

measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	229

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	9,282,727	—	—	9,282,727

Financials	199,684,356	245,584,639	—	445,268,995

Health Care	1,078,033	—	—	1,078,033

Total Equity Securities	210,045,116	245,584,639	—	455,629,755

Other

Money Market Funds	3,446,457	—	—	3,446,457

Total Other	3,446,457	—	—	3,446,457

Total	213,491,573	245,584,639	—	459,076,212

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

230	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – NFJ Dividend Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%
Issuer	Shares	Value ($)

Consumer Discretionary 6.0%
Household Durables 1.9%

Whirlpool Corp.	342,000	34,798,500

Leisure Equipment & Products 1.9%

Mattel, Inc.	963,700	35,290,694

Specialty Retail 2.2%

Staples, Inc.	3,628,800	41,368,320

Total Consumer Discretionary		111,457,514

Consumer Staples 7.7%
Beverages 2.0%

Molson Coors Brewing Co., Class B	884,600	37,852,034

Food & Staples Retailing 1.9%

Wal-Mart Stores, Inc.	522,100	35,622,883

Household Products 1.8%

Kimberly-Clark Corp.	387,500	32,716,625

Tobacco 2.0%

Reynolds American, Inc.	888,100	36,793,983

Total Consumer Staples		142,985,525

Energy 18.9%
Energy Equipment & Services 2.1%

Ensco PLC, Class A	659,800	39,112,944

Oil, Gas & Consumable Fuels 16.8%

Chevron Corp.	321,300	34,745,382

ConocoPhillips	1,268,400	73,554,516

Marathon Oil Corp.	1,435,900	44,024,694

Phillips 66	806,650	42,833,115

Royal Dutch Shell PLC, ADR	520,300	35,874,685

Total SA, ADR	1,518,400	78,971,984

Total		310,004,376

Total Energy		349,117,320

Financials 20.3%
Commercial Banks 8.2%

Fifth Third Bancorp	2,420,300	36,764,357

PNC Financial Services Group, Inc.	656,100	38,257,191

Wells Fargo & Co.	2,228,500	76,170,130

Total		151,191,678

Diversified Financial Services 4.0%

JPMorgan Chase & Co.	1,679,100	73,830,027

Insurance 6.2%

Allstate Corp. (The)	881,600	35,413,872

MetLife, Inc.	1,202,400	39,607,056

Common Stocks (continued)
Issuer	Shares	Value ($)

Travelers Companies, Inc. (The)	543,700	39,048,534

Total		114,069,462

Real Estate Investment Trusts (REITs) 1.9%

Annaly Capital Management, Inc.	2,577,600	36,189,504

Total Financials		375,280,671

Health Care 11.8%
Health Care Equipment & Supplies 1.9%

Medtronic, Inc.	834,200	34,218,884

Pharmaceuticals 9.9%

AstraZeneca PLC, ADR	1,597,200	75,499,644

Johnson & Johnson	512,200	35,905,220

Merck & Co., Inc.	832,100	34,066,174

Pfizer, Inc.	1,501,500	37,657,620

Total		183,128,658

Total Health Care		217,347,542

Industrials 5.9%
Aerospace & Defense 4.0%

Lockheed Martin Corp.	408,900	37,737,381

Northrop Grumman Corp.	548,100	37,040,598

Total		74,777,979

Commercial Services & Supplies —%

RR Donnelley & Sons Co.	8,938	80,442

Industrial Conglomerates 1.9%

General Electric Co.	1,650,600	34,646,094

Total Industrials		109,504,515

Information Technology 14.0%
Communications Equipment 4.0%

Cisco Systems, Inc.	1,950,600	38,329,290

Harris Corp.	705,100	34,521,696

Total		72,850,986

Office Electronics 2.1%

Xerox Corp.	5,742,500	39,163,850

Semiconductors & Semiconductor Equipment 4.1%

Intel Corp.	3,659,400	75,493,422

Software 3.8%

CA, Inc.	1,659,600	36,478,008

Microsoft Corp.	1,275,700	34,099,461

Total		70,577,469

Total Information Technology		258,085,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	231

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – NFJ Dividend Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 10.6%
Chemicals 2.0%

EI du Pont de Nemours & Co.	810,400	36,443,688

Metals & Mining 4.4%

Barrick Gold Corp.	1,178,300	41,252,283

Freeport-McMoRan Copper & Gold, Inc.	1,162,200	39,747,240

Total		80,999,523

Paper & Forest Products 4.2%

International Paper Co.	1,946,800	77,560,512

Total Materials		195,003,723

Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%

AT&T, Inc.	977,500	32,951,525

Total Telecommunication Services		32,951,525

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 1.9%
Electric Utilities 1.9%

American Electric Power Co., Inc.	833,500	35,573,780

Total Utilities		35,573,780

Total Common Stocks
(Cost: $1,617,610,725)		1,827,307,842

Money Market Funds 1.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(a)(b)	21,468,163	21,468,163

Total Money Market Funds
(Cost: $21,468,163)		21,468,163

Total Investments
(Cost: $1,639,078,888)		1,848,776,005

Other Assets & Liabilities, Net		(1,236,494)

Net Assets		1,847,539,511

Notes to Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	57,698,139	392,565,230	(428,795,206)	21,468,163	77,708	21,468,163

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

232	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – NFJ Dividend Value Fund

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	111,457,514	—	—	111,457,514

Consumer Staples	142,985,525	—	—	142,985,525

Energy	349,117,320	—	—	349,117,320

Financials	375,280,671	—	—	375,280,671

Health Care	217,347,542	—	—	217,347,542

Industrials	109,504,515	—	—	109,504,515

Information Technology	258,085,727	—	—	258,085,727

Materials	195,003,723	—	—	195,003,723

Telecommunication Services	32,951,525	—	—	32,951,525

Utilities	35,573,780	—	—	35,573,780

Total Equity Securities	1,827,307,842	—	—	1,827,307,842

Other

Money Market Funds	21,468,163	—	—	21,468,163

Total Other	21,468,163	—	—	21,468,163

Total	1,848,776,005	—	—	1,848,776,005

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	233

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%
Issuer	Shares	Value ($)

Consumer Discretionary 21.9%
Auto Components 1.2%

BorgWarner, Inc.(a)	293,000	20,984,660

Hotels, Restaurants & Leisure 3.7%

Las Vegas Sands Corp.	396,400	18,297,824

Starbucks Corp.	561,200	30,091,544

Yum! Brands, Inc.	201,100	13,353,040

Total		61,742,408

Household Durables 1.0%

Lennar Corp., Class A	413,500	15,990,045

Internet & Catalog Retail 5.0%

Amazon.com, Inc.(a)	157,250	39,491,765

priceline.com, Inc.(a)	72,390	44,968,668

Total		84,460,433

Media 3.3%

CBS Corp., Class B Non Voting	479,300	18,237,365

McGraw-Hill Companies, Inc. (The)	333,800	18,248,846

Sirius XM Radio, Inc.	6,633,400	19,170,526

Total		55,656,737

Multiline Retail 1.2%

Dollar General Corp.(a)	476,100	20,991,249

Specialty Retail 3.4%

Home Depot, Inc. (The)	395,600	24,467,860

Ross Stores, Inc.	308,000	16,678,200

Ulta Salon Cosmetics & Fragrance, Inc.	163,700	16,085,162

Total		57,231,222

Textiles, Apparel & Luxury Goods 3.1%

Coach, Inc.	261,300	14,504,763

Michael Kors Holdings Ltd.(a)	274,000	13,982,220

Ralph Lauren Corp.	156,100	23,402,512

Total		51,889,495

Total Consumer Discretionary		368,946,249

Consumer Staples 3.7%
Food & Staples Retailing 2.7%

Costco Wholesale Corp.	185,300	18,302,081

CVS Caremark Corp.	550,400	26,611,840

Total		44,913,921

Personal Products 1.0%

Estee Lauder Companies, Inc. (The), Class A	296,700	17,760,462

Total Consumer Staples		62,674,383

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 3.5%
Energy Equipment & Services 0.8%

FMC Technologies, Inc.(a)	294,800	12,626,284

Oil, Gas & Consumable Fuels 2.7%

Cabot Oil & Gas Corp.	276,700	13,763,058

Range Resources Corp.	249,900	15,701,217

Williams Companies, Inc. (The)	504,000	16,500,960

Total		45,965,235

Total Energy		58,591,519

Financials 5.3%
Capital Markets 2.8%

BlackRock, Inc.	98,000	20,257,580

Franklin Resources, Inc.	211,100	26,535,270

Total		46,792,850

Commercial Banks 1.0%

Wells Fargo & Co.	491,500	16,799,470

Real Estate Investment Trusts (REITs) 1.5%

American Tower Corp.	328,500	25,383,195

Total Financials		88,975,515

Health Care 15.5%
Biotechnology 4.9%

Biogen Idec, Inc.(a)	199,200	29,216,664

Celgene Corp.(a)	363,000	28,575,360

Gilead Sciences, Inc.(a)	334,700	24,583,715

Total		82,375,739

Health Care Equipment & Supplies 3.6%

Covidien PLC	404,900	23,378,926

Edwards Lifesciences Corp.(a)	154,100	13,895,197

Intuitive Surgical, Inc.(a)	49,075	24,064,908

Total		61,339,031

Health Care Providers & Services 3.8%

Express Scripts Holding Co.(a)	467,600	25,250,400

HCA Holdings, Inc.	452,500	13,651,925

UnitedHealth Group, Inc.	468,500	25,411,440

Total		64,313,765

Health Care Technology 1.3%

Cerner Corp.(a)	294,100	22,833,924

The accompanying Notes to Financial Statements are an integral part of this statement.

234	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Pharmaceuticals 1.9%

Allergan, Inc.	163,000	14,951,990

GlaxoSmithKline PLC, ADR	378,800	16,466,436

Total		31,418,426

Total Health Care		262,280,885

Industrials 12.8%
Aerospace & Defense 3.5%

Precision Castparts Corp.	157,200	29,776,824

United Technologies Corp.	355,400	29,146,354

Total		58,923,178

Construction & Engineering 1.4%

Fluor Corp.	394,200	23,155,308

Industrial Conglomerates 3.0%

Danaher Corp.	917,600	51,293,840

Road & Rail 3.8%

Union Pacific Corp.	519,200	65,273,824

Trading Companies & Distributors 1.1%

WW Grainger, Inc.	89,500	18,112,115

Total Industrials		216,758,265

Information Technology 29.2%
Communications Equipment 2.9%

QUALCOMM, Inc.	802,600	49,777,252

Computers & Peripherals 6.0%

Apple, Inc.	158,700	84,591,861

EMC Corp.(a)	665,600	16,839,680

Total		101,431,541

Internet Software & Services 6.5%

eBay, Inc.(a)	597,400	30,479,348

Facebook, Inc., Class A(a)	1,131,000	30,118,530

Google, Inc., Class A(a)	69,045	48,978,452

Total		109,576,330

IT Services 9.2%

International Business Machines Corp.	262,300	50,243,565

Mastercard, Inc., Class A	45,365	22,286,917

Teradata Corp.(a)	269,300	16,666,977

Visa, Inc., Class A	430,400	65,240,032

Total		154,437,491

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 4.6%

Intuit, Inc.	278,600	16,576,700

Salesforce.com, Inc.(a)	253,100	42,546,110

VMware, Inc., Class A(a)	198,700	18,705,618

Total		77,828,428

Total Information Technology		493,051,042

Materials 4.6%
Chemicals 4.6%

Ecolab, Inc.	370,500	26,638,950

Monsanto Co.	533,074	50,455,454

Total		77,094,404

Total Materials		77,094,404

Telecommunication Services 1.4%
Wireless Telecommunication Services 1.4%

SBA Communications Corp., Class A(a)	330,600	23,479,212

Total Telecommunication Services		23,479,212

Total Common Stocks
(Cost: $1,402,960,002)		1,651,851,474

Money Market Funds 2.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	40,239,887	40,239,887

Total Money Market Funds		40,239,887
(Cost: $40,239,887)

Total Investments
(Cost: $1,443,199,889)		1,692,091,361

Other Assets & Liabilities, Net		(5,029,702)

Net Assets		1,687,061,659

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	235

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	60,793,193	639,305,754	(659,859,060)	40,239,887	62,921	40,239,887

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

236	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	368,946,249	—	—	368,946,249

Consumer Staples	62,674,383	—	—	62,674,383

Energy	58,591,519	—	—	58,591,519

Financials	88,975,515	—	—	88,975,515

Health Care	262,280,885	—	—	262,280,885

Industrials	216,758,265	—	—	216,758,265

Information Technology	493,051,042	—	—	493,051,042

Materials	77,094,404	—	—	77,094,404

Telecommunication Services	23,479,212	—	—	23,479,212

Total Equity Securities	1,651,851,474	—	—	1,651,851,474

Other

Money Market Funds	40,239,887	—	—	40,239,887

Total Other	40,239,887	—	—	40,239,887

Total	1,692,091,361	—	—	1,692,091,361

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	237

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.5%
Issuer	Shares	Value ($)

Consumer Discretionary 14.6%
Diversified Consumer Services 1.9%

Coinstar, Inc.(a)	31,830	1,655,478

Service Corp. International	583,108	8,052,722

Total		9,708,200

Hotels, Restaurants & Leisure 3.4%

Bally Technologies, Inc.(a)	33,740	1,508,515

Buffalo Wild Wings, Inc.(a)	15,790	1,149,828

Caribou Coffee Co., Inc.(a)	81,940	1,326,609

Einstein Noah Restaurant Group, Inc.	94,720	1,156,531

Ignite Restaurant Group, Inc.(a)	68,636	892,268

Life Time Fitness, Inc.(a)	68,030	3,347,756

Red Robin Gourmet Burgers, Inc.(a)	61,120	2,156,925

Ryman Hospitality Properties	43,630	1,678,010

Scientific Games Corp., Class A(a)	144,260	1,250,734

SHFL Entertainment, Inc.(a)	201,490	2,921,605

Total		17,388,781

Household Durables 0.2%

SodaStream International Ltd.(a)	24,500	1,099,805

Internet & Catalog Retail 1.1%

HomeAway, Inc.(a)	105,686	2,325,092

Shutterfly, Inc.(a)	103,382	3,088,020

Total		5,413,112

Leisure Equipment & Products 0.6%

Sturm Ruger & Co., Inc.	65,537	2,975,380

Media 0.9%

Cinemark Holdings, Inc.	64,650	1,679,607

IMAX Corp.(a)	129,610	2,913,633

Total		4,593,240

Specialty Retail 5.7%

American Eagle Outfitters, Inc.	195,833	4,016,535

Asbury Automotive Group, Inc.(a)	112,920	3,616,827

Cabela’s, Inc.(a)	213,040	8,894,420

DSW, Inc., Class A	50,300	3,304,207

Express, Inc.(a)	77,470	1,169,022

Finish Line, Inc., Class A (The)	76,350	1,445,305

Hibbett Sports, Inc.(a)	13,520	712,504

Pier 1 Imports, Inc.	65,330	1,306,600

Restoration Hardware Holdings, Inc.(a)	39,720	1,339,756

Vitamin Shoppe, Inc.(a)	60,160	3,450,778

Total		29,255,954

Common Stocks (continued)
Issuer	Shares	Value ($)

Textiles, Apparel & Luxury Goods 0.8%

Columbia Sportswear Co.	74,093	3,953,603

Total Consumer Discretionary		74,388,075

Consumer Staples 4.5%
Food & Staples Retailing 2.4%

Fresh Market, Inc. (The)(a)	61,600	2,962,344

Pricesmart, Inc.	109,491	8,436,282

United Natural Foods, Inc.(a)	18,000	964,620

Total		12,363,246

Household Products 0.7%

Energizer Holdings, Inc.	47,076	3,765,138

Personal Products 1.4%

Nu Skin Enterprises, Inc., Class A	189,845	7,033,757

Total Consumer Staples		23,162,141

Energy 6.4%
Energy Equipment & Services 2.3%

Atwood Oceanics, Inc.(a)	180,456	8,263,080

Forum Energy Technologies, Inc.(a)	42,700	1,056,825

ION Geophysical Corp.(a)	200,620	1,306,036

Pioneer Energy Services Corp.(a)	152,610	1,107,949

Total		11,733,890

Oil, Gas & Consumable Fuels 4.1%

Approach Resources, Inc.(a)	122,100	3,053,721

Berry Petroleum Co., Class A	50,850	1,706,017

Carrizo Oil & Gas, Inc.(a)	29,064	608,019

Diamondback Energy, Inc.(a)	41,676	796,845

Kodiak Oil & Gas Corp.(a)	144,000	1,274,400

Laredo Petroleum Holdings, Inc.(a)	93,743	1,702,373

Magnum Hunter Resources Corp.(a)	358,640	1,430,974

Oasis Petroleum, Inc.(a)	114,900	3,653,820

Rosetta Resources, Inc.(a)	26,660	1,209,298

World Fuel Services Corp.	139,524	5,744,203

Total		21,179,670

Total Energy		32,913,560

Financials 12.3%
Capital Markets 3.8%

Duff & Phelps Corp., Class A	95,680	1,494,522

Eaton Vance Corp.	304,674	9,703,867

Evercore Partners, Inc., Class A	48,560	1,466,026

Financial Engines, Inc.(a)	243,710	6,762,953

Total		19,427,368

The accompanying Notes to Financial Statements are an integral part of this statement.

238	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Commercial Banks 0.3%

Hancock Holding Co.	45,580	1,446,709

Consumer Finance 0.4%

First Cash Financial Services, Inc.(a)	45,960	2,280,535

Diversified Financial Services 0.6%

MarkeTaxess Holdings, Inc.	85,891	3,031,952

Insurance 3.7%

Alleghany Corp.(a)	9,348	3,135,506

eHealth, Inc.(a)	17,900	491,892

MBIA, Inc.(a)	514,339	4,037,561

Montpelier Re Holdings Ltd.	271,117	6,197,735

White Mountains Insurance Group Ltd.	9,724	5,007,860

Total		18,870,554

Real Estate Investment Trusts (REITs) 1.5%

First Industrial Realty Trust, Inc.(a)	294,096	4,140,872

Hatteras Financial Corp.	147,331	3,655,282

Total		7,796,154

Real Estate Management & Development 2.0%

Alexander & Baldwin, Inc.(a)	161,275	4,736,647

Jones Lang LaSalle, Inc.	14,130	1,186,072

Tejon Ranch Co.(a)	146,815	4,122,565

Total		10,045,284

Total Financials		62,898,556

Health Care 13.3%
Biotechnology 1.7%

Amarin Corp. PLC, ADR(a)	104,090	842,088

Ariad Pharmaceuticals, Inc.(a)	55,490	1,064,298

Cepheid, Inc.(a)	27,400	926,394

Exact Sciences Corp.(a)	47,410	502,072

Genomic Health, Inc.(a)	17,600	479,776

Infinity Pharmaceuticals, Inc.(a)	13,500	472,500

Medivation, Inc.(a)	22,980	1,175,657

NPS Pharmaceuticals, Inc.(a)	62,000	564,200

Onyx Pharmaceuticals, Inc.(a)	28,290	2,136,744

Raptor Pharmaceutical Corp.(a)	84,500	494,325

Total		8,658,054

Health Care Equipment & Supplies 5.7%

ABIOMED, Inc.(a)	39,300	528,978

Align Technology, Inc.(a)	117,600	3,263,400

Cynosure Inc., Class A(a)	81,928	1,975,284

DexCom, Inc.(a)	262,863	3,577,566

Common Stocks (continued)
Issuer	Shares	Value ($)

Endologix, Inc.(a)	475,788	6,775,221

HeartWare International, Inc.(a)	14,100	1,183,695

Insulet Corp.(a)	74,120	1,572,826

Masimo Corp.	79,690	1,674,287

Novadaq Technologies, Inc.(a)	115,000	1,021,200

NxStage Medical, Inc.(a)	214,797	2,416,466

Sirona Dental Systems, Inc.(a)	25,570	1,648,242

Thoratec Corp.(a)	54,130	2,030,958

Volcano Corp.(a)	52,579	1,241,390

Total		28,909,513

Health Care Providers & Services 3.7%

Acadia Healthcare Co., Inc.(a)	122,120	2,849,059

Health Management Associates, Inc., Class A(a)	192,780	1,796,710

HMS Holdings Corp.(a)	48,010	1,244,419

Magellan Health Services, Inc.(a)	35,940	1,761,060

MWI Veterinary Supply, Inc.(a)	16,400	1,804,000

Team Health Holdings, Inc.(a)	22,800	655,956

Tenet Healthcare Corp.(a)	220,527	7,160,512

WellCare Health Plans, Inc.(a)	29,830	1,452,423

Total		18,724,139

Health Care Technology 0.2%

HealthStream, Inc.(a)	44,200	1,074,502

Pharmaceuticals 2.0%

Akorn, Inc.(a)	366,110	4,891,229

Impax Laboratories, Inc.(a)	64,700	1,325,703

Jazz Pharmaceuticals PLC(a)	53,100	2,824,920

MAP Pharmaceuticals, Inc.(a)	88,580	1,391,592

Total		10,433,444

Total Health Care		67,799,652

Industrials 17.7%
Aerospace & Defense 0.9%

Hexcel Corp.(a)	64,160	1,729,754

Triumph Group, Inc.	45,940	2,999,882

Total		4,729,636

Air Freight & Logistics 0.6%

HUB Group, Inc., Class A(a)	49,150	1,651,440

XPO Logistics, Inc.(a)	85,858	1,492,212

Total		3,143,652

Commercial Services & Supplies 3.6%

Casella Waste Systems, Inc., Class A(a)	307,420	1,346,500

Clean Harbors, Inc.(a)	29,870	1,643,149

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	239

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Corrections Corp. of America	234,168	8,305,939

InnerWorkings, Inc.(a)	215,100	2,964,078

Ritchie Bros Auctioneers, Inc.	191,169	3,993,520

Total		18,253,186

Construction & Engineering 0.3%

Foster Wheeler AG(a)	70,950	1,725,504

Electrical Equipment 0.6%

Polypore International, Inc.(a)	33,540	1,559,610

Thermon Group Holdings, Inc.(a)	56,839	1,280,583

Total		2,840,193

Machinery 1.7%

Chart Industries, Inc.(a)	34,700	2,313,449

Manitowoc Co., Inc. (The)	82,020	1,286,074

Middleby Corp.(a)	20,415	2,617,407

Proto Labs, Inc.(a)	35,556	1,401,617

Woodward, Inc.	28,090	1,071,072

Total		8,689,619

Marine 1.2%

Matson, Inc.	243,795	6,026,612

Professional Services 2.8%

Acacia Research Corp.(a)	68,430	1,755,229

Advisory Board Co. (The)(a)	54,800	2,564,092

Corporate Executive Board Co. (The)	38,000	1,803,480

Huron Consulting Group, Inc.(a)	40,240	1,355,685

Mistras Group, Inc.(a)	71,385	1,762,496

On Assignment, Inc.(a)	259,510	5,262,863

Total		14,503,845

Road & Rail 3.7%

Genesee & Wyoming, Inc., Class A(a)	103,110	7,844,609

Knight Transportation, Inc.	97,420	1,425,254

Old Dominion Freight Line, Inc.(a)	278,292	9,539,850

Total		18,809,713

Trading Companies & Distributors 2.3%

DXP Enterprises, Inc.(a)	67,900	3,331,853

Kaman Corp.	144,990	5,335,632

Titan Machinery, Inc.(a)	122,123	3,016,438

Total		11,683,923

Total Industrials		90,405,883

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology 21.6%
Communications Equipment 1.9%

Aruba Networks, Inc.(a)	155,722	3,231,231

Ixia(a)	316,524	5,374,578

Procera Networks, Inc.(a)	57,524	1,067,070

Total		9,672,879

Computers & Peripherals 0.1%

Stratasys Ltd(a)	8,100	649,215

Electronic Equipment, Instruments & Components 1.0%

Coherent, Inc.	37,080	1,876,989

OSI Systems, Inc.(a)	47,300	3,029,092

Total		4,906,081

Internet Software & Services 5.1%

Brightcove, Inc.(a)	209,712	1,895,797

Cornerstone OnDemand, Inc.(a)	67,160	1,983,235

Envestnet, Inc.(a)	190,900	2,663,055

ExactTarget, Inc.(a)	61,620	1,232,400

Liquidity Services, Inc.(a)	59,400	2,427,084

MercadoLibre, Inc.	32,880	2,583,382

OpenTable, Inc.(a)	31,600	1,542,080

SciQuest, Inc.(a)	174,276	2,764,017

SPS Commerce, Inc.(a)	55,500	2,068,485

ValueClick, Inc.(a)	358,562	6,959,688

Total		26,119,223

IT Services 1.4%

Gartner, Inc.(a)	28,700	1,320,774

InterXion Holding NV(a)	74,000	1,758,240

MAXIMUS, Inc.	20,700	1,308,654

ServiceSource International, Inc.(a)	31,100	181,935

WEX, Inc.(a)	36,110	2,721,611

Total		7,291,214

Semiconductors & Semiconductor Equipment 2.2%

Cavium, Inc.(a)	25,200	786,492

Ceva, Inc.(a)	91,329	1,438,432

Cypress Semiconductor Corp.	133,880	1,451,259

Entegris, Inc.(a)	195,420	1,793,956

Micrel, Inc.	483,044	4,588,918

Teradyne, Inc.(a)	78,750	1,330,087

Total		11,389,144

The accompanying Notes to Financial Statements are an integral part of this statement.

240	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 9.9%

Advent Software, Inc.(a)	160,034	3,421,527

Allot Communications Ltd.(a)	162,860	2,902,165

Aspen Technology, Inc.(a)	40,300	1,113,892

BroadSoft, Inc.(a)	139,320	5,061,496

CommVault Systems, Inc.(a)	14,920	1,040,073

Eloqua, Inc.(a)	97,540	2,300,969

FleetMatics Group PLC(a)	77,800	1,957,448

Fortinet, Inc.(a)	109,360	2,304,215

Guidewire Software, Inc.(a)	50,600	1,503,832

Imperva, Inc.(a)	95,381	3,007,363

Infoblox, Inc.(a)	23,200	416,904

Informatica Corp.(a)	58,630	1,777,662

Jive Software, Inc.(a)	114,980	1,670,659

PROS Holdings, Inc.(a)	79,671	1,457,182

QLIK Technologies, Inc.(a)	81,010	1,759,537

SolarWinds, Inc.(a)	63,024	3,305,609

Sourcefire, Inc.(a)	113,520	5,360,414

SS&C Technologies Holdings, Inc.(a)	62,680	1,449,162

Synchronoss Technologies, Inc.(a)	191,367	4,035,930

TIBCO Software, Inc.(a)	95,580	2,103,716

Ultimate Software Group, Inc.(a)	24,900	2,350,809

Total		50,300,564

Total Information Technology		110,328,320

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 7.1%
Chemicals 6.0%

Albemarle Corp.	138,537	8,605,919

Intrepid Potash, Inc.	74,490	1,585,892

Kraton Performance Polymers, Inc.(a)	245,560	5,900,807

Landec Corp.(a)	34,700	329,303

NewMarket Corp.	40,915	10,727,913

Tredegar Corp.	187,889	3,836,693

Total		30,986,527

Construction Materials 0.7%

Martin Marietta Materials, Inc.	36,036	3,397,474

Metals & Mining 0.4%

US Silica Holdings, Inc.	117,350	1,963,265

Total Materials		36,347,266

Total Common Stocks
(Cost: $406,654,764)		498,243,453

Money Market Funds 2.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	15,034,815	15,034,815

Total Money Market Funds
(Cost: $15,034,815)		15,034,815

Total Investments
(Cost: $421,689,579)		513,278,268

Other Assets & Liabilities, Net		(1,812,611)

Net Assets		511,465,657

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	11,387,300	163,715,004	(160,067,489)	15,034,815	17,973	15,034,815

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	241

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

242	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	74,388,075	—	—	74,388,075

Consumer Staples	23,162,141	—	—	23,162,141

Energy	32,913,560	—	—	32,913,560

Financials	62,898,556	—	—	62,898,556

Health Care	67,799,652	—	—	67,799,652

Industrials	90,405,883	—	—	90,405,883

Information Technology	110,328,320	—	—	110,328,320

Materials	36,347,266	—	—	36,347,266

Total Equity Securities	498,243,453	—	—	498,243,453

Other

Money Market Funds	15,034,815	—	—	15,034,815

Total Other	15,034,815	—	—	15,034,815

Total	513,278,268	—	—	513,278,268

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	243

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —Agency(a) 107.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO IO Series K005 Class AX(b)(c)(d)(e)
11/25/19	1.384%	17,605,337	1,414,694

Federal Home Loan Mortgage Corp.(b)
12/01/42	2.500%	50,000,000	51,010,182
09/01/30-06/01/42	4.000%	55,529,997	59,346,662
03/01/28-11/01/41	4.500%	62,413,993	67,387,733
03/01/28-07/01/41	5.000%	22,839,816	24,690,799
05/01/23-02/01/41	5.500%	37,399,652	40,414,627
01/01/29-03/01/40	6.000%	8,386,141	9,135,146

Federal Home Loan Mortgage Corp.(b)(c)
CMO Series 2863 Class FM
10/15/31	0.709%	11,748,577	11,834,177

CMO Series 3671 Class QF
12/15/36	0.709%	6,039,624	6,084,546

CMO Series 3891 Class BF
07/15/41	0.759%	20,227,031	20,348,252

Federal Home Loan Mortgage Corp.(b)(c)(d)(e)
CMO IO Series 2980 Class SL
11/15/34	6.491%	964,464	220,823

Federal Home Loan Mortgage Corp.(b)(f)
01/01/43	4.000%	18,000,000	19,215,000
01/01/43	5.000%	17,000,000	18,290,938
01/01/43	5.500%	7,000,000	7,554,532
01/01/43	6.000%	1,000,000	1,086,875

Federal National Mortgage Association(b)
11/01/27	2.500%	1,987,863	2,083,632
01/01/21-07/01/42	3.500%	28,786,527	30,614,514
07/01/18-04/01/42	4.000%	82,400,702	88,600,005
12/01/17-09/01/42	4.500%	88,301,757	96,440,601
09/01/18-12/01/41	5.000%	51,643,560	56,281,430
12/01/15-07/01/41	5.500%	88,972,689	97,041,934
03/01/23-12/01/39	6.000%	32,661,993	35,933,150
08/01/30-02/01/39	6.500%	20,994,690	23,632,242

Federal National Mortgage Association(b)(c)
CMO Series 2003-W8 Class 3F1
05/25/42	0.610%	6,081,935	6,044,148

CMO Series 2010-38 Class JF
04/25/40	1.110%	3,701,757	3,711,081

CMO Series 2010-54 Class DF
05/25/37	0.460%	11,684,879	11,621,207

CMO Series 2010-54 Class TF
04/25/37	0.760%	11,934,574	12,093,546

CMO Series 2011-59 Class FA
07/25/41	0.810%	11,483,394	11,562,515

Federal National Mortgage Association(b)(c)(d)(e)
CMO IO Series 2006-8 Class HL
03/25/36	6.490%	4,223,799	828,509

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal National Mortgage Association(b)(f)
01/01/28	2.500%	39,000,000	40,779,375
02/01/13-01/01/43	3.000%	98,000,000	103,108,909
02/01/27-01/01/43	3.500%	21,000,000	22,376,835
02/01/27-01/01/43	4.000%	70,500,000	75,547,890
02/01/27-01/01/43	4.500%	32,500,000	35,021,348
01/01/28-01/01/43	5.000%	37,290,000	40,390,824
02/01/42	5.500%	5,000,000	5,434,375
01/01/42	6.000%	16,000,000	17,475,000

Government National Mortgage Association(b)
01/15/41-08/20/42	3.500%	8,106,464	8,818,398
10/15/39-09/15/41	4.000%	1,309,392	1,452,194
07/20/33-05/20/42	4.500%	55,185,152	60,852,321
05/15/33-12/20/41	5.000%	115,064,140	126,358,834
02/15/38-02/15/41	5.500%	23,171,943	25,429,015
04/15/29-08/15/40	6.000%	9,703,795	10,838,733

Government National Mortgage Association(b)(c)
CMO Series 2011-H08 Class FA
02/20/61	0.810%	19,811,231	20,031,552

CMO Series 2012-H20 Class PT
07/20/62	1.075%	6,624,897	6,676,551

Government National Mortgage Association(b)(c)(e)
CMO IO Series 2011-64 Class IX
10/16/44	1.118%	72,914,026	4,726,433

Government National Mortgage Association(b)(f)
01/01/43-02/01/43	3.000%	23,000,000	24,408,907
02/01/42-01/01/43	3.500%	33,000,000	35,841,953
01/01/43-01/22/43	4.000%	57,400,000	62,787,596
02/01/43	4.500%	19,000,000	20,781,251
01/01/42	5.000%	5,000,000	5,453,906
01/01/43	5.500%	4,000,000	4,388,750
01/01/42	6.000%	2,000,000	2,231,094
01/01/43	6.500%	5,000,000	5,661,719

NCUA Guaranteed Notes CMO Series 2011-R4 Class 1A(b)(c)
03/06/20	0.588%	5,861,487	5,872,707

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,577,880,420)			1,587,269,970

Residential Mortgage-Backed Securities — Non-Agency 3.1%

CC Funding Corp. CMO Series 2004-1A Class A1 (AMBAC)(b)(c)(g)
01/25/35	0.490%	87,445	70,554

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2004-AR8 Class 7A1(b)(c)
09/25/34	2.757%	1,658,677	1,668,090

Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1(b)(c)(g)
06/28/47	1.462%	1,545,953	1,545,401

The accompanying Notes to Financial Statements are an integral part of this statement.

244	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Mortgage Equity Conversion Asset Trust CMO Series 2007-FF2 Class A(b)(c)(g)
02/25/42	0.660%	2,428,546	2,017,211

NCUA Guaranteed Notes CMO Series 2010-R3 Class 2A(b)(c)
12/08/20	0.773%	16,693,916	16,835,423

RiverView HECM Trust(b)(c)(g)
CMO Series 2007-1 Class A
05/25/47	0.650%	7,143,974	6,175,073

CMO Series 2008-1 Class A1
09/26/41	0.960%	13,174,899	10,474,045

WaMu Mortgage Pass-Through Certificates(b)(c)
CMO Series 2003-AR10 Class A7
10/25/33	2.508%	3,879,916	3,987,378

CMO Series 2003-AR9 Class 1A6
09/25/33	2.435%	2,800,065	2,854,636

Total Residential Mortgage-Backed Securities —Non-Agency
(Cost: $48,826,085)			45,627,811

Commercial Mortgage-Backed Securities — Agency 0.3%

Government National Mortgage Association CMO IO Series 2011-78 Class IX(b)(c)(d)(e)
08/16/46	1.269%	61,762,182	4,405,620

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $4,295,591)			4,405,620

Commercial Mortgage-Backed Securities — Non-Agency 1.6%

DBUBS Mortgage Trust Series 2011-LC2A Class A1FL(b)(c)(g)
07/12/44	1.562%	5,255,283	5,395,079

Greenwich Capital Commercial Funding Corp. Series 2006-FL4A Class A2(b)(c)(g)
11/05/21	0.355%	318,425	310,174

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)(e)(g)
CMO IO Series 2010-C1 Class XA
06/15/43	2.165%	72,973,015	4,110,205

CMO IO Series 2011-C3 Class XA
02/15/46	1.325%	63,811,695	3,737,604

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(g)
Series 2011-C3 Class A3
02/15/46	4.388%	5,100,000	5,782,817

Sovereign Commercial Mortgage Securities Trust Series 2007-C1 Class A2(b)(c)(g)
07/22/30	5.982%	637,792	647,132

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

WF-RBS Commercial Mortgage Trust CMO IO Series 2011-C4 Class XZ(b)(c)(e)(g)
06/15/44	0.848%	56,791,559	2,133,489

Wells Fargo Commercial Mortgage Trust CMO IO Series 2012-LC5 Class XA(b)(c)(e)(g)
10/15/45	2.163%	9,173,133	1,236,643

Total Commercial Mortgage-Backed Securities —Non-Agency
(Cost: $21,961,515)			23,353,143

Asset-Backed Securities — Non-Agency 1.6%

SLM Student Loan Trust(c)
Series 2008-9 Class A
04/25/23	1.815%	17,885,470	18,638,198

SLM Student Loan Trust(c)(d)(g)
Series 2009-D Class A
08/17/43	3.500%	5,806,505	5,618,629

Total Asset-Backed Securities — Non-Agency
(Cost: $24,486,187)			24,256,827

Repurchase Agreements 15.4%
Banking 14.2%
Goldman Sachs & Co.(d) dated 11/27/12, matures 01/16/13, repurchase price $34,012,278 (collateralized by: FNMA Pass Thru total market value $35,107,917)
	0.260%	34,000,000	34,000,000

dated 11/28/12, matures 01/14/13, repurchase price $69,822,782 (collateralized by: FNMA Pass Thru total market value $71,955,027)
	0.250%	69,800,000	69,800,000

HSBC Bank dated 12/31/12, matures 01/02/13, repurchase price $79,301,145 (collateralized by: U.S. Treasury Note total market value $80,776,870)
	0.260%	79,300,000	79,300,000

HSBC Bank(d) dated 12/06/12, matures 01/11/13, repurchase price $27,206,347 (collateralized by: U.S. Treasury Bond total market value $27,301,970)
	0.240%	27,200,000	27,200,000

Total			210,300,000

Brokerage 0.9%
JPMorgan Securities dated 12/27/12, matures 01/04/13, repurchase price $14,400,504 (collateralized by: U.S. Treasury Bond total market value $14,545,537)(d)
	0.180%	14,400,000	14,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	245

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Repurchase Agreements (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Other Financial Institutions 0.3%
Barclays Capital, Inc. dated 12/31/12, matures 01/02/13, repurchase price $4,100,052 (collateralized by: U.S. Treasury Bond total market value $4,155,404)
	0.230%	4,100,000	4,100,000

Total Repurchase Agreements (Cost: $228,800,000)			228,800,000

Total Investments (Cost: $1,906,249,798)			1,913,713,371

Other Assets & Liabilities, Net			(430,298,038)

Net Assets			1,483,415,333

Notes to Portfolio of Investments

(a)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2012:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal Home Loan Mortgage Corp.
01/01/43 2.500%	50,000,000	01/14/13	50,789,063	50,734,375
Federal National Mortgage Association
01/01/43 5.500%	8,000,000	01/14/13	8,692,187	8,691,250
Government National Mortgage Association
01/01/43 4.500%	6,000,000	01/22/13	6,557,812	6,569,063
01/01/43 5.000%	15,000,000	01/22/13	16,359,375	16,403,905
02/01/42 5.000%	5,000,000	02/19/13	5,451,563	5,461,718

Total				87,860,311

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $157,888,275, representing 10.64% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO IO Series K005 Class AX 11/25/19 1.384%	07/07/11	1,286,215
Federal Home Loan Mortgage Corp. CMO IO Series 2980 Class SL 11/15/34 6.491%	06/17/10	83,168
Federal National Mortgage Association CMO IO Series 2006-8 Class HL 03/25/36 6.490%	10/03/11-11/19/12	781,601
Goldman Sachs & Co. dated 11/27/12, matures 01/06/13, repurchase price $34,012,278 (collateralized by: FNMA Pass Thru total market value $34,000,000) 0.260%	11/27/12	34,000,000
dated 11/28/12, matures 01/14/13, repurchase price $69,822,782 (collateralized by: FNMA Pass Thru total market value $69,800,000) 0.250%	11/28/12	69,800,000
Government National Mortgage Association CMO IO Series 2011-78 Class IX 08/16/46 1.269%	05/23/11	4,295,591

The accompanying Notes to Financial Statements are an integral part of this statement.

246	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
HSBC Bank dated 12/06/12, matures 01/11/13, repurchase price $27,206,347 (collateralized by: U.S. Treasury Bond total market value $27,200,000) 0.240%	12/06/12	27,200,000
JPMorgan Securities dated 12/27/12, matures 01/04/13, repurchase price $14,400,504 (collateralized by: U.S. Treasury Bond total market value $14,400,000) 0.180%	12/27/12	14,400,000
SLM Student Loan Trust Series 2009-D Class A 08/17/43 3.500%	04/26/11 - 05/20/11	5,834,780

(e)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $49,254,056 or 3.32% of net assets.

Abbreviation Legend

AMBAC	Ambac Assurance Corporation
CMO	Collateralized Mortgage Obligation
FNMA	Federal National Mortgage Association

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	247

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,567,238,418	20,031,552	1,587,269,970

Residential Mortgage-Backed Securities — Non-Agency	—	26,961,482	18,666,329	45,627,811

Commercial Mortgage-Backed Securities — Agency	—	4,405,620	—	4,405,620

Commercial Mortgage-Backed Securities — Non-Agency	—	23,353,143	—	23,353,143

Asset-Backed Securities —Non-Agency	—	24,256,827	—	24,256,827

Total Bonds	—	1,646,215,490	38,697,881	1,684,913,371

Short-Term Securities

Repurchase Agreements	—	228,800,000	—	228,800,000

Total Short-Term Securities	—	228,800,000	—	228,800,000

Investments in Securities	—	1,875,015,490	38,697,881	1,913,713,371

Forward Sale Commitments Liability	—	(87,860,311)	—	(87,860,311)

Total	—	1,787,155,179	38,697,881	1,825,853,060

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

248	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2011	20,494,369	19,585,312	40,079,681

Accrued discounts/premiums	3,078	—	3,078

Realized gain (loss)	—	21,245	21,245

Change in unrealized appreciation (depreciation)(a)	269,708	(22,403)	247,305

Sales	(735,603)	(917,825)	(1,653,428)

Purchases	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of December 31, 2012	20,031,552	18,666,329	38,697,881

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $247,305, which is comprised of Residential Mortgage-Backed Securities of $269,708 and Residential Mortgage-Backed Securities — Non-Agency of $(22,403).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	249

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.4%
Issuer	Shares	Value ($)

Australia 8.5%
Australia and New Zealand Banking Group Ltd.	559,466	14,734,373

BHP Billiton Ltd.	254,836	9,948,906

Commonwealth Bank of Australia	255,676	16,651,258

CSL Ltd.	199,832	11,281,975

Fortescue Metals Group Ltd.	768,940	3,831,965

Goodman Group	625,268	2,849,064

Iluka Resources Ltd.	242,740	2,345,832

Medusa Mining Ltd.	106,750	608,115

Mirvac Group	1,125,035	1,750,826

Newcrest Mining Ltd.	195,786	4,579,960

Origin Energy Ltd.	456,715	5,614,262

SP AusNet	897,219	1,042,666

Spark Infrastructure Group	1,186,675	2,074,636

Sydney Airport	1,671,924	5,889,434

Transurban Group	338,459	2,151,448

Treasury Wine Estates Ltd.	49,573	243,995

Westfield Group	629,059	6,947,237

Woodside Petroleum Ltd.	70,151	2,499,832

Woolworths Ltd.	206,082	6,322,253

Total		101,368,037

Austria 0.3%
Erste Group Bank AG(a)	112,140	3,565,446

Belgium 1.9%
Anheuser-Busch InBev NV	52,162	4,542,507

KBC Groep NV	137,178	4,780,963

ThromboGenics NV(a)	49,700	2,758,545

UCB SA	58,900	3,374,287

Umicore SA	127,523	7,061,334

Total		22,517,636

Bermuda 0.1%
Shangri-La Asia Ltd.	357,000	719,152

Denmark 1.8%
AP Moller-Maersk A/S, Class B	525	3,975,644

Danske Bank AS(a)	214,668	3,645,958

Novo Nordisk A/S, Class B	70,007	11,399,706

TDC A/S	356,450	2,525,492

Total		21,546,800

Finland 0.2%
Sampo, Class A	83,900	2,717,158

Common Stocks (continued)
Issuer	Shares	Value ($)

France 10.6%
Alstom SA	84,892	3,419,784

Arkema SA	47,800	5,018,935

AtoS	24,310	1,707,214

BNP Paribas SA	238,238	13,562,901

Christian Dior SA	18,700	3,187,492

Cie de St. Gobain	125,449	5,387,264

Cie Generale d’Optique Essilor International SA	31,907	3,218,054

Cie Generale des Etablissements Michelin	36,715	3,517,993

Eutelsat Communications SA	76,500	2,544,406

Iliad SA	7,542	1,294,657

L’Oreal SA	37,480	5,215,062

Lagardere SCA	43,500	1,463,161

Legrand SA	51,300	2,176,971

LVMH Moet Hennessy Louis Vuitton SA	41,820	7,718,183

PPR	29,100	5,465,293

Renault SA	73,800	4,007,932

Safran SA	108,600	4,703,136

Sanofi	248,037	23,521,324

Schneider Electric SA	110,946	8,125,770

Societe Generale SA(a)	102,753	3,906,922

STMicroelectronics NV	599,400	4,351,367

Technip SA	37,100	4,290,095

Total SA	82,250	4,279,707

VINCI SA	87,500	4,212,875

Total		126,296,498

Germany 6.2%
Allianz SE, Registered Shares	91,501	12,754,961

Bayer AG, Registered Shares	115,448	11,009,332

Beiersdorf AG	50,828	4,161,832

Brenntag AG	16,100	2,121,100

GEA Group AG	110,839	3,604,011

HeidelbergCement AG	40,381	2,470,984

Henkel AG & Co. KGaA	37,521	2,575,106

Lanxess AG	84,410	7,443,227

Linde AG	36,525	6,389,989

RWE AG	214,885	8,912,888

SAP AG	156,276	12,566,571

Total		74,010,001

The accompanying Notes to Financial Statements are an integral part of this statement.

250	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Hong Kong 3.1%
AIA Group Ltd.	2,042,000	8,099,257

BOC Hong Kong Holdings Ltd.	855,500	2,691,217

Galaxy Entertainment Group Ltd.(a)	801,000	3,211,836

Hysan Development Co., Ltd.	48,000	233,416

Lifestyle International Holdings Ltd.	992,500	2,455,127

Orient Overseas International Ltd.	304,500	2,010,205
Sands China Ltd.	902,000	4,032,539

Sun Hung Kai Properties Ltd.	454,000	6,885,018

Swire Properties Ltd.	645,200	2,173,043

Wharf Holdings Ltd.	356,000	2,837,222

Wing Hang Bank Ltd.	193,654	2,039,817

Total		36,668,697

Ireland 0.3%
Elan Corp PLC(a)	203,100	2,082,510

James Hardie Industries PLC	174,164	1,686,229

Prothena Corp. PLC(a)	4,954	36,310

Total		3,805,049

Israel 0.2%
Israel Chemicals Ltd.	192,600	2,319,509

Italy 2.3%
Enel SpA	1,195,423	4,972,340

ENI SpA	566,481	13,877,380

Fiat Industrial SpA	225,700	2,472,673

Mediobanca SpA	230,781	1,425,541

Saipem SpA	105,416	4,106,271

Telecom Italia SpA	1,315,700	1,193,427

Total		28,047,632

Japan 19.5%
Aeon Mall Co., Ltd.	62,000	1,525,266

Air Water, Inc.	78,000	998,307

Ajinomoto Co., Inc.	152,000	2,011,334

Asahi Kasei Corp.	293,000	1,732,542

Astellas Pharma, Inc.	103,400	4,649,029

Bridgestone Corp.	154,700	4,027,082

Canon, Inc.	123,600	4,790,706

Chiyoda Corp.	91,000	1,303,590

Credit Saison Co., Ltd.	64,500	1,613,317

Daihatsu Motor Co., Ltd.	108,000	2,151,668

Daiichi Sankyo Co., Ltd.	75,000	1,151,416

Daito Trust Construction Co., Ltd.	24,900	2,353,301

Denso Corp.	109,900	3,827,181

Common Stocks (continued)

Issuer	Shares	Value ($)
East Japan Railway Co.	76,200	4,927,408

Fast Retailing Co., Ltd.	10,800	2,756,277

Fuji Heavy Industries Ltd.	204,000	2,572,506

Hitachi High-Technologies Corp.	56,700	1,173,330

Hitachi Ltd.	878,000	5,166,598

Honda Motor Co., Ltd.	169,100	6,262,557

Inpex Corp.	614	3,283,893

ITOCHU Corp.	323,600	3,420,161

Japan Tobacco, Inc.	292,300	8,257,293

JSR Corp.	75,400	1,439,208

JX Holdings, Inc.	247,200	1,395,634

Kakaku.com, Inc.	40,800	1,346,938

Kansai Electric Power Co., Inc. (The)	190,600	2,001,709

Keyence Corp.	2,470	684,992

Kubota Corp.	210,000	2,414,453

Kyocera Corp.	31,900	2,892,223

Lawson, Inc.	24,100	1,634,827

LIXIL Group Corp.	152,400	3,399,363

Makita Corp.	54,900	2,550,345

Mitsubishi Corp.	206,000	3,966,110

Mitsubishi Electric Corp.	276,000	2,349,962

Mitsubishi Heavy Industries Ltd.	917,000	4,435,739

Mitsubishi UFJ Financial Group, Inc.	1,968,200	10,650,154

Mitsubishi UFJ Lease & Finance Co., Ltd.	27,910	1,200,582

Mitsui & Co., Ltd.	402,700	6,036,016

MS&AD Insurance Group Holdings, Inc.	160,400	3,201,099

Murata Manufacturing Co., Ltd.	65,500	3,863,937

Nissan Motor Co., Ltd.	462,400	4,387,658

Nitto Denko Corp.	90,200	4,442,228

Nomura Holdings, Inc.	627,700	3,715,539

Nomura Research Institute Ltd.	65,000	1,353,997

NSK Ltd.	249,000	1,771,797

NTT DoCoMo, Inc.	1,687	2,431,845

Olympus Corp.(a)	92,500	1,794,566

ORIX Corp.	49,980	5,645,668

Rakuten, Inc.	264,300	2,061,131

Ricoh Co., Ltd.	262,000	2,780,984

Rohto Pharmaceutical Co., Ltd.	133,000	1,548,551

Sekisui House Ltd.	91,000	996,421

Seven & I Holdings Co., Ltd.	104,200	2,937,478

Shimadzu Corp.	303,000	2,067,589

Shin-Etsu Chemical Co., Ltd.	60,800	3,710,628

Shinko Electric Industries Co., Ltd.	197,800	1,574,776

Shinsei Bank Ltd.	1,663,000	3,328,557

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	251

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Shionogi & Co., Ltd.	77,700	1,294,779

SMC Corp.	13,200	2,397,839

SoftBank Corp.	220,100	8,064,735

Sony Financial Holdings, Inc.	164,800	2,962,817

Sumitomo Chemical Co., Ltd.	341,000	1,074,640

Sumitomo Electric Industries Ltd.	167,900	1,940,727

Sumitomo Mitsui Financial Group, Inc.	251,900	9,154,504

Suzuki Motor Corp.	64,900	1,698,324

Sysmex Corp.	23,300	1,072,937

Takeda Pharmaceutical Co., Ltd.	108,800	4,862,816

Tokio Marine Holdings, Inc.	99,900	2,783,141

Tokyo Tatemono Co., Ltd.	389,000	2,003,756

Toray Industries, Inc.	241,000	1,480,469

Toshiba Corp.	444,000	1,757,451

Toyota Motor Corp.	313,900	14,657,920

West Japan Railway Co.	75,400	2,970,509

Yahoo! Japan Corp.	3,148	1,019,308

Total		233,164,138

Jersey 0.2%
Randgold Resources Ltd.	25,400	2,512,752

Netherlands 4.3%
Aegon NV	918,300	5,932,051

Akzo Nobel NV	45,190	2,991,431

ASML Holding NV	64,917	4,163,365

Gemalto NV	27,813	2,510,536

Koninklijke Philips Electronics NV	64,100	1,697,381

Reed Elsevier NV	246,767	3,658,985

Royal Dutch Shell PLC, Class A	528,394	18,340,658

Unilever NV-CVA	315,300	12,064,518

Total		51,358,925

New Zealand 0.2%
Fletcher Building Ltd.	360,242	2,528,648

Norway 1.1%
Aker Solutions ASA	154,200	3,193,272

DNB ASA	321,200	4,105,469

Orkla ASA	263,900	2,312,696

Telenor ASA	202,500	4,123,271

Total		13,734,708

Papua New Guinea 0.1%
Oil Search Ltd.	174,122	1,287,643

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore 1.7%
DBS Group Holdings Ltd.	339,000	4,161,740

Global Logistic Properties Ltd.	994,000	2,298,838

Noble Group Ltd.	2,277,000	2,199,859

Singapore Telecommunications Ltd.	2,106,000	5,730,489

United Overseas Bank Ltd.	333,493	5,470,633

Total		19,861,559

Spain 2.5%
Amadeus IT Holding SA, Class A	105,600	2,668,661

Banco Bilbao Vizcaya Argentaria SA	1,198,827	11,138,106

Gas Natural SDG SA	183,600	3,309,821
Grifols SA, ADR(a)	119,597	3,101,153

Iberdrola SA	1,390,200	7,763,857

Telefonica SA	175,407	2,374,845

Total		30,356,443

Supra-National 0.1%
Hkt Trust And Hkt Ltd.	1,479,000	1,452,692

Sweden 2.7%
Assa Abloy AB, Class B	116,900	4,400,432

Atlas Copco AB, Class A	71,900	1,993,807

Hennes & Mauritz AB, Class B	225,997	7,832,388

Sandvik AB	308,500	4,958,139

Svenska Cellulosa AB, Class B	184,100	4,002,815

Swedbank AB, Class A	252,611	4,962,637

Swedish Match AB	105,600	3,544,984

Total		31,695,202

Switzerland 8.1%
Adecco SA, Registered Shares	86,567	4,584,438

Credit Suisse Group AG, Registered Shares	134,873	3,291,760

Nestlé SA, Registered Shares	460,507	30,045,075

Partners Group Holding AG	8,970	2,073,681

Roche Holding AG, Genusschein Shares	46,155	9,331,673

Schindler Holding AG	26,314	3,806,473

SGS SA, Registered Shares	1,377	3,058,404

Swatch Group AG (The)	9,485	4,809,883

Swisscom AG	12,109	5,246,995

Syngenta AG	13,769	5,562,488

Transocean Ltd.	67,130	3,009,685

UBS AG, Registered Shares	884,934	13,848,228

Zurich Insurance Group AG	32,861	8,805,369

Total		97,474,152

The accompanying Notes to Financial Statements are an integral part of this statement.

252	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 20.4%
Amarin Corp. PLC, ADR(a)	138,600	1,121,274

Anglo American PLC	60,300	1,900,845

Barclays PLC	3,246,850	14,104,253

BG Group PLC	140,158	2,337,809

BHP Billiton PLC	500,111	17,640,660

BP PLC	2,027,208	14,095,002

British American Tobacco PLC	308,156	15,665,101

British Land Co. PLC	345,861	3,195,281

BT Group PLC	1,259,200	4,804,103

Bunzl PLC	81,500	1,348,967

Burberry Group PLC	135,200	2,717,720

Capita Group PLC (The)	164,600	2,033,947

Centrica PLC	1,595,744	8,709,087

Diageo PLC	162,814	4,742,222

Experian PLC	178,500	2,876,872

GlaxoSmithKline PLC	464,914	10,122,250

Hikma Pharmaceuticals PLC	103,549	1,290,849

HSBC Holdings PLC	1,657,067	17,559,562

IMI PLC	142,600	2,580,955

Imperial Tobacco Group PLC	147,178	5,706,322

Investec PLC	225,500	1,569,848

ITV PLC	1,488,100	2,581,506

J Sainsbury PLC	465,700	2,634,765

Johnson Matthey PLC	141,546	5,560,369

Kingfisher PLC	559,000	2,611,969

Legal & General Group PLC	1,885,028	4,520,049

Lloyds Banking Group PLC(a)	8,333,000	6,640,526

Meggitt PLC	168,200	1,053,226

Next PLC	31,700	1,924,268

Pearson PLC	76,298	1,487,167

Resolution Ltd.	431,700	1,756,345

Rolls-Royce Holdings PLC	309,800	4,443,582

Royal Dutch Shell PLC, Class B	145,807	5,201,858

SABMiller PLC	192,400	8,929,500

Sage Group PLC (The)	397,600	1,911,861

Common Stocks (continued)

Issuer	Shares	Value ($)
Scottish & Southern Energy PLC	317,000	7,374,725

Serco Group PLC	145,018	1,270,321

Standard Chartered PLC	226,752	5,868,284

Tullow Oil PLC	312,013	6,504,665

UBM PLC	190,400	2,251,742

Unilever PLC	203,900	7,925,780

Vodafone Group PLC	5,833,765	14,685,135

Whitbread PLC	35,870	1,441,418

William Hill PLC	258,764	1,474,393

Wolseley PLC	70,304	3,361,848

WPP PLC	268,359	3,920,506

Total		243,458,737

Total Common Stocks
(Cost: $1,003,364,644)		1,152,467,214

Preferred Stocks 1.4%
Germany 1.4%
ProSiebenSat.1 Media AG	156,200	4,449,176

Volkswagen AG	52,767	12,107,340

Total		16,556,516

United Kingdom —%

Rolls-Royce Holdings PLC, Class C(a)(b)	25,824,800	41,951

Total Preferred Stocks
(Cost: $12,779,664)		16,598,467

Money Market Funds 2.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(c)(d)	25,577,211	25,577,211

Total Money Market Funds
(Cost: $25,577,211)		25,577,211

Total Investments
(Cost: $1,041,721,519)		1,194,642,892

Other Assets & Liabilities, Net		1,791,447

Net Assets		1,196,434,339

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $430,650 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Mini MSCI EAFE Index	110	8,911,650	March 2013	190,014	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	253

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $41,951, which represents less than 0.01% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	33,560,074	283,095,738	(291,078,601)	25,577,211	56,544	25,577,211

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more

The accompanying Notes to Financial Statements are an integral part of this statement.

254	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Fair Value Measurements (continued)

frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	120,433,784	—	120,433,784

Consumer Staples	—	133,162,769	—	133,162,769

Energy	—	93,317,667	—	93,317,667

Financials	—	285,691,961	—	285,691,961

Health Care	4,258,737	105,764,599	—	110,023,336

Industrials	—	142,115,679	—	142,115,679

Information Technology	—	60,352,404	—	60,352,404

Materials	—	107,280,198	—	107,280,198

Telecommunication Services	—	53,927,686	—	53,927,686

Utilities	—	46,161,730	—	46,161,730

Preferred Stocks

Consumer Discretionary	—	16,556,516	—	16,556,516

Industrials	—	41,951	—	41,951

Total Equity Securities	4,258,737	1,164,806,944	—	1,169,065,681

Other

Money Market Funds	25,577,211	—	—	25,577,211

Total Other	25,577,211	—	—	25,577,211

Investments in Securities	29,835,948	1,164,806,944	—	1,194,642,892

Derivatives

Assets

Futures Contracts	190,014	—	—	190,014

Total	30,025,962	1,164,806,944	—	1,194,832,906

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	255

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Preferred Stocks ($)
Balance as of December 31, 2011	28,279

Accrued discounts/premiums	—

Realized gain (loss)	2,179

Change in unrealized appreciation (depreciation)(a)	(2,231)

Sales	(28,227)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

256	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banking 0.5%
Australia & New Zealand Banking Group Ltd.(a)
10/06/15	1.000%	11,600,000	11,571,013

Total Corporate Bonds & Notes (Cost: $11,576,568)			11,571,013

Residential Mortgage-Backed Securities — Agency 52.9%

Federal Home Loan Mortgage Corp.(b)
02/15/42	5.500%	2,709,292	3,134,223
02/01/35	6.000%	6,284,012	6,987,810
11/01/37-12/01/38	6.500%	3,474,800	3,873,000
05/01/35	7.000%	10,159,535	12,040,313

CMO Series 3035 Class PA
09/15/35	5.500%	4,041,520	4,485,064

CMO Series 3537 Class DL
05/15/39	6.000%	9,103,672	10,081,434

CMO Series 3704 Class CT
12/15/36	7.000%	3,835,795	4,641,251

Structured Pass-Through Securities
CMO Series T-41 Class 3A
07/25/32	6.801%	2,365,255	2,701,570

CMO Series T-51 Class 2A
08/25/42	7.500%	2,544,688	3,018,975

CMO Series T-55 Class 1A2
03/25/43	7.000%	2,262	2,573

CMO Series T-57 Class 1A3
07/25/43	7.500%	567,667	657,215

CMO Series T-59 Class 1A3
10/25/43	7.500%	234,113	268,651

CMO Series T-60 Class 1A2
03/25/44	7.000%	234,106	271,736

CMO Series T-60 Class 1A3
03/25/44	7.500%	94,865	113,500

Federal Home Loan Mortgage Corp.(b)(c)
12/01/42	2.312%	16,984,005	17,667,838
01/01/43	2.367%	5,022,760	5,238,140
01/01/42	2.908%	4,764,505	5,017,346
09/01/42	3.029%	3,038,996	3,192,559
10/01/42	3.067%	1,687,895	1,771,356
08/01/41	3.563%	6,348,849	6,714,378
07/01/36	5.320%	7,978,831	8,605,361
07/01/38	5.854%	12,555,377	13,492,526
06/01/37	6.050%	3,584,564	3,886,333

Federal National Mortgage Association(b)
09/01/32-11/15/42	3.500%	63,574,630	69,025,581
09/01/42	4.000%	13,036,277	14,471,796
02/01/38-12/01/42	5.000%	99,792,799	112,120,052
02/01/38-01/01/43	5.500%	130,652,105	149,464,125

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

04/01/35-03/01/40	6.000%	60,447,284	67,095,623
12/01/33-02/01/41	6.500%	65,544,008	74,787,611
04/01/35	7.000%	4,147,285	4,955,165
07/01/29-07/01/32	7.500%	1,255,029	1,515,306

CMO Series 1999-T2 Class A1
01/19/39	7.500%	411,865	465,686

CMO Series 2000-T6 Class A1
06/25/30	7.500%	893,076	1,049,936

CMO Series 2001-T1 Class A1
10/25/40	7.500%	3,426,492	3,958,167

CMO Series 2001-T3 Class A1
11/25/40	7.500%	965,692	1,098,338

CMO Series 2001-T4 Class A1
07/25/41	7.500%	142,959	170,679

CMO Series 2001-T8 Class A1
07/25/41	7.500%	2,564,833	2,800,641

CMO Series 2001-W3 Class A
09/25/41	7.000%	200,029	236,742

CMO Series 2002-14 Class A1
01/25/42	7.000%	1,028,686	1,188,367

CMO Series 2002-14 Class A2
01/25/42	7.500%	2,139,772	2,493,069

CMO Series 2002-26 Class A1
01/25/48	7.000%	1,377,661	1,606,302

CMO Series 2002-26 Class A2
01/25/48	7.500%	1,893,536	2,212,716

CMO Series 2002-33 Class A2
06/25/32	7.500%	223,100	272,971

CMO Series 2002-90 Class A1
06/25/42	6.500%	39,406	46,316

CMO Series 2002-T12 Class A3
05/25/42	7.500%	855,604	1,034,076

CMO Series 2002-T16 Class A2
07/25/42	7.000%	38,819	45,562

CMO Series 2002-W1 Class 2A
02/25/42	6.940%	761,516	887,644

CMO Series 2002-W6 Class 2A1
06/25/42	6.595%	14,105	16,019

CMO Series 2002-W8 Class A3
06/25/42	7.500%	179,931	204,980

CMO Series 2003-25 Class KP
04/25/33	5.000%	6,662,073	7,361,038

CMO Series 2003-W12 Class 1A8
06/25/43	4.550%	6,508,243	7,454,515

CMO Series 2003-W2 Class 1A1
07/25/42	6.500%	27,720	33,422

CMO Series 2003-W4 Class 4A
10/25/42	7.232%	1,181,655	1,389,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	257

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2004-W11 Class 1A2
05/25/44	6.500%	4,053,006	4,752,272

CMO Series 2004-W14 Class 2A
07/25/44	7.500%	216,377	250,664

CMO Series 2004-W2 Class 5A
03/25/44	7.500%	456,709	559,397

CMO Series 2004-W9 Class 1A3
02/25/44	6.050%	7,050,732	7,931,456

CMO Series 2004-W9 Class 2A3
02/25/44	7.500%	1,324,024	1,545,399

CMO Series 2005-W1 Class 1A4
10/25/44	7.500%	2,511,278	2,913,290

CMO Series 2005-W3 Class 1A
03/25/45	7.500%	2,113,913	2,505,758

CMO Series 2005-W4 Class 1A3
08/25/35	7.000%	131,484	152,754

CMO Series 2006-114 Class PD
12/25/36	6.000%	10,976,017	12,353,771

CMO Series 2006-4 Class MD
03/25/35	6.000%	2,257,000	2,494,107

CMO Series 2009-14 Class A
06/25/35	7.000%	4,746,130	5,389,425

CMO Series 2010-111 Class WA
10/25/40	6.040%	2,351,793	2,728,696

CMO Series 2010-60 Class HJ
05/25/40	5.500%	35,254,017	40,209,674

CMO Series 2010-71 Class HJ
07/25/40	5.500%	7,105,906	8,100,030

CMO Series 2012-28 Class PT
03/25/42	4.000%	25,923,788	27,450,673

CMO Series 2012-3 Class CD
02/25/42	7.000%	12,395,864	13,780,705

CMO Series 2044-W8 Class 3A
06/25/44	7.500%	2,069,394	2,445,235

Federal National Mortgage Association(b)(c)
09/01/42	2.206%	11,974,769	12,419,676
11/01/42	2.270%	23,857,725	24,790,207
02/01/42	2.599%	5,386,583	5,632,435
04/01/42	2.716%	6,351,756	6,657,372
12/01/42	2.802%	1,704,209	1,787,413
11/01/42	2.827%	3,716,334	3,895,750
03/01/42	2.935%	2,612,873	2,752,688
10/01/42	2.939%	6,843,493	7,186,303
08/01/42	3.013%	6,479,518	6,812,474
10/01/41	3.070%	2,339,789	2,455,568
07/01/42	3.196%	5,515,352	5,807,004
10/01/41	3.207%	18,301,083	19,218,814
09/01/41	3.267%	18,018,188	18,937,580
09/01/41	3.306%	17,653,614	18,555,261
08/01/41	3.318%	13,663,641	14,356,661
07/01/41	3.346%	6,525,300	6,855,192

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

10/01/41	3.422%	4,782,188	5,049,455
07/01/41	3.553%	2,549,997	2,701,237
08/01/41	3.583%	4,255,018	4,491,078
09/01/41	3.604%	17,205,814	18,166,338
07/01/41	3.632%	4,147,676	4,378,367
08/01/41	3.732%	7,473,394	7,897,498

CMO Series 2003-W1 Class 2A
12/25/42	6.947%	432,631	525,345

Federal National Mortgage Association(b)(d)
02/01/40	5.000%	8,872,400	10,049,085

Federal National Mortgage Association(b)
01/01/43	5.500%	65,198,810	74,100,161

Government National Mortgage Association(b)
09/15/35	6.000%	24,863,192	27,958,172
08/15/36	6.500%	2,681,575	3,156,983

CMO Series 2002-47 Class PY
07/20/32	6.000%	5,383,838	6,196,162

CMO Series 2009-42 Class CT
08/16/35	6.000%	9,167,670	10,569,085

Total Residential Mortgage-Backed Securities —Agency
(Cost: $1,113,732,314)			1,116,247,941

Commercial Mortgage-Backed Securities —Agency 0.3%
Federal National Mortgage Association CMO Series 2011-M2 Class A1(b)
07/25/21	2.019%	5,819,226	5,997,189

Total Commercial Mortgage-Backed Securities —Agency
(Cost: $5,844,336)			5,997,189

Commercial Mortgage-Backed Securities — Non-Agency 4.2%
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A1(b)
12/15/47	1.558%	3,640,579	3,695,993

Citigroup Commercial Mortgage Trust Series 2005-EMG Class A4(a)(b)
09/20/51	4.518%	39,213	39,190

Credit Suisse First Boston Mortgage Securities Corp.(b)
Series 2005-C6 Class A4
12/15/40	5.230%	5,817,685	6,400,489

Credit Suisse First Boston Mortgage Securities Corp.(b)(c)
Series 2005-C1 Class A4
02/15/38	5.014%	4,577,000	4,930,015

DBUBS Mortgage Trust(a)(b)
Series 2011-LC2A Class A1
07/10/44	3.527%	6,043,576	6,618,278

The accompanying Notes to Financial Statements are an integral part of this statement.

258	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DBUBS Mortgage Trust(b)
Series 2011-LC3A Class A1
08/10/44	2.238%	3,677,430	3,735,808

DDR Corp. Series 2009-DDR1 Class A(a)(b)
10/14/22	3.807%	22,746,541	23,735,037

GS Mortgage Securities Corp. II Series 2010-C2 Class A1(a)(b)
12/10/43	3.849%	9,843,072	10,775,451

Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class A41(b)(c)
04/10/37	5.243%	8,907,000	8,911,560

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2010-CNTR Class A1(a)(b)
08/05/32	3.300%	2,585,743	2,769,874

LB-UBS Commercial Mortgage Trust(b)
Series 2004-C6 Class A6
08/15/29	5.020%	4,984,000	5,248,336

LB-UBS Commercial Mortgage Trust(b)(c)
Series 2005-C7 Class A3
11/15/30	5.455%	3,163,000	3,279,911

Motel 6 Trust Series 2012-MTL6 Class A2(a)(b)
10/05/25	1.948%	8,476,000	8,547,426

Total Commercial Mortgage-Backed Securities—Non-Agency
(Cost: $88,420,350)			88,687,368

Asset-Backed Securities — Non-Agency 9.8%
Ally Master Owner Trust
Series 2012-5 Class A
09/15/19	1.540%	8,931,000	8,939,084

Ally Master Owner Trust(a)
Series 2010-2 Class A
04/15/17	4.250%	9,309,000	10,026,901

Ally Master Owner Trust(c)
Series 2012-1 Class A1
02/15/17	1.009%	11,671,000	11,720,732

Series 2012-3 Class A1
06/15/17	0.909%	9,966,000	9,990,439

AmeriCredit Automobile Receivables Trust Series 2012-4 Class A2
04/08/16	0.490%	9,598,000	9,601,034

American Express Credit Account Master Trust(c)
Series 2009-2 Class A
03/15/17	1.459%	7,307,000	7,453,461

Series 2012-3 Class A
03/15/18	0.359%	3,910,000	3,891,182

Series 2012-4 Class A
05/15/20	0.449%	24,342,000	24,346,065

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chase Issuance Trust
Series 2012-A8 Class A8
10/16/17	0.540%	12,207,000	12,196,246

Chase Issuance Trust(c)
Series 2012-A10 Class A10
12/16/19	0.470%	9,771,000	9,774,023

Ford Credit Floorplan Master Owner Trust Series 2012-4 Class A2(c)
09/15/16	0.559%	6,867,000	6,866,295

MMCA Automobile Trust Series 2009A Class A4(a)
11/16/15	6.250%	1,672,066	1,695,301

Nelnet Student Loan Trust(c)
Series 2006-2 Class A4
10/26/26	0.395%	19,650,546	19,630,699

Series 2007-1 Class A1
11/27/18	0.322%	2,578,386	2,575,156

SLM Student Loan Trust(a)(c)
Series 2003-12 Class A5
09/15/22	0.588%	6,972,546	6,973,306

Series 2011-B Class A1
12/16/24	1.059%	5,183,084	5,196,340

Series 2011-C Class A1
12/15/23	1.609%	4,923,898	4,973,762

Series 2012-C Class A1
08/15/23	1.309%	8,647,571	8,705,350

Series 2012-E Class A1
10/16/23	0.959%	6,340,843	6,340,842

Series 2012-E Class A2B
06/15/45	1.959%	4,545,000	4,577,317

SLM Student Loan Trust(c)
Series 2002-6 Class A4CP
03/15/19	0.440%	2,421,468	2,424,592

Series 2005-10 Class A5
07/26/21	0.445%	11,761,000	11,511,914

Series 2005-6 Class A5B
07/27/26	1.515%	1,312,000	1,327,865

Series 2008-4 Class A3
10/25/17	1.565%	4,229,000	4,331,270

Series 2010-1 Class A
03/25/25	0.610%	3,279,346	3,284,937

Santander Drive Auto Receivables Trust
Series 2012-5 Class A2
12/15/15	0.570%	6,986,000	6,990,404

Series 2012-5 Class A3
12/15/16	0.830%	2,371,000	2,377,893

Total Asset-Backed Securities — Non-Agency
(Cost: $207,255,322)			207,722,410

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	259

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

U.S. Treasury Obligations 24.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury
07/15/13	1.000%	42,087,000	42,280,979
11/15/13	0.500%	36,246,000	36,347,942
03/31/14	0.250%	28,062,000	28,075,154
03/31/14	1.750%	143,573,000	146,304,189
10/31/14	0.250%	41,765,000	41,774,773
01/15/15	0.250%	24,609,000	24,601,310
10/15/15	0.250%	95,866,000	95,648,768
11/15/15	0.375%	2,735,000	2,737,565
12/15/15	0.250%	94,161,000	93,881,436

Total U.S. Treasury Obligations
(Cost: $511,278,600)			511,652,116

U.S. Government & Agency Obligations 5.8%
Federal Home Loan Banks
10/18/13	3.625%	50,000,000	51,358,600
11/20/15	0.500%	70,000,000	70,263,620

Total U.S. Government & Agency Obligations
(Cost: $121,542,699)			121,622,220

Foreign Government Obligations 1.1%
		Shares	Value ($)

Australia 1.1%
Westpac Banking Corp.(a)
07/17/15	1.375%	22,345,000	22,675,706

Total Foreign Government Obligations
(Cost: $22,336,509)			22,675,706

Money Market Funds 2.4%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(e)(f)		51,084,122	51,084,122

Total Money Market Funds
(Cost: $51,084,122)			51,084,122

Total Investments
(Cost: $2,133,070,820)			2,137,260,085

Other Assets & Liabilities, Net			(28,367,752)

Net Assets			2,108,892,333

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $135,221,094 or 6.41% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	91,890,502	3,005,754,269	(3,046,560,649)	51,084,122	126,630	51,084,122

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

260	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	261

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	11,571,013	—	11,571,013

Residential Mortgage-Backed Securities — Agency	—	1,116,247,941	—	1,116,247,941

Commercial Mortgage-Backed Securities — Agency	—	5,997,189	—	5,997,189

Commercial Mortgage-Backed Securities — Non-Agency	—	88,687,368	—	88,687,368

Asset-Backed Securities — Non-Agency	—	207,722,410	—	207,722,410

U.S. Treasury Obligations	511,652,116	—	—	511,652,116

U.S. Government & Agency Obligations	—	121,622,220	—	121,622,220

Foreign Government Obligations	—	22,675,706	—	22,675,706

Total Bonds	511,652,116	1,574,523,847	—	2,086,175,963

Other

Money Market Funds	51,084,122	—	—	51,084,122

Total Other	51,084,122	—	—	51,084,122

Total	562,736,238	1,574,523,847	—	2,137,260,085

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities — Agency ($)
Balance as of December 31, 2011	20,492,100

Accrued discounts/premiums	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	(67,725)

Sales	(20,424,375)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at Decmber 31, 2012 was $0.

The	Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers	in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

262	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2012

	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $2,535,092,115, $2,912,881,564, $1,508,582,832)	$2,600,493,336	$3,014,932,761	$1,682,003,699

Affiliated issuers (identified cost $104,424,305, $117,304,672, $3,993,017)	104,424,305	117,304,672	3,993,017

Total investments (identified cost $2,639,516,420, $3,030,186,236, $1,512,575,849)	2,704,917,641	3,132,237,433	1,685,996,716

Cash	3,343	—	—

Foreign currency (identified cost $—, $2, $—)	—	2	—

Margin deposits on futures contracts	4,970,000	—	—

Unrealized appreciation on forward foreign currency exchange contracts	—	53,525	—

Receivable for:

Investments sold	—	778,599	814,905

Capital shares sold	304,558	359,162	122,662

Dividends	12,221	15,941	1,510,509

Interest	25,734,997	17,973,583	—

Reclaims	1,528	12,105	13,830

Variation margin on futures contracts	249,253	—	—

Expense reimbursement due from Investment Manager	130,470	—	—

Prepaid expenses	11,328	11,609	7,921

Total assets	2,736,335,339	3,151,441,959	1,688,466,543

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	—	457,919	—

Payable for:

Investments purchased	—	—	1,009,113

Investments purchased on a delayed delivery basis	—	248,553,259	—

Capital shares purchased	3,296,043	3,502,531	2,019,907

Investment management fees	1,056,469	1,089,452	901,047

Distribution and/or service fees	1,374	1,363	306

Transfer agent fees	138,547	146,897	85,867

Administration fees	158,003	153,252	77,909

Compensation of board members	43,830	38,836	30,473

Other expenses	43,653	44,681	33,351

Total liabilities	4,737,919	253,988,190	4,157,973

Net assets applicable to outstanding capital stock	$2,731,597,420	$2,897,453,769	$1,684,308,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	263

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Represented by

Paid-in capital	$2,568,139,797	$2,683,652,510	$—

Undistributed net investment income	65,969,039	57,628,125	—

Accumulated net realized gain (loss)	30,974,045	54,525,760	—

Unrealized appreciation (depreciation) on:

Investments	65,401,221	102,051,197	—

Foreign currency translations	—	571	—

Forward foreign currency exchange contracts	—	(404,394)	—

Futures contracts	1,113,318	—	—

Partners’ capital	$—	$—	$1,684,308,570

Total — representing net assets applicable to outstanding capital stock	$2,731,597,420	$2,897,453,769	$1,684,308,570

Class 1

Net assets	$2,725,076,279	$2,890,783,536	$1,682,857,036

Shares outstanding	255,053,362	255,767,408	130,963,970

Net asset value per share	$10.68	$11.30	$12.85

Class 2

Net assets	$6,521,141	$6,670,233	$1,451,534

Shares outstanding	612,884	592,251	113,717

Net asset value per share	$10.64	$11.26	$12.76

The accompanying Notes to Financial Statements are an integral part of this statement.

264	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $491,972,964, $545,697,718, $1,469,792,861)	$584,645,805	$709,922,281	$1,575,008,390

Affiliated issuers (identified cost $20,706,915, $8,771,263, $4,819,862)	20,706,915	8,771,263	4,819,862

Total investments (identified cost $512,679,879, $554,468,981, $1,474,612,723)	605,352,720	718,693,544	1,579,828,252

Foreign currency (identified cost $1,408,031, $—, $6,459,313)	1,397,921	—	6,457,253

Receivable for:

Investments sold	695,445	1,366,307	996,157

Capital shares sold	66,755	1,545	228,418

Dividends	474,818	264,639	1,782,595

Interest	—	41	—

Reclaims	300,601	—	1,024,357

Expense reimbursement due from Investment Manager	56,854	26,221	90,350

Prepaid expenses	3,723	4,156	6,896

Total assets	608,348,837	720,356,453	1,590,414,278

Liabilities

Disbursements in excess of cash	125	—	568

Payable for:

Investments purchased	925,647	2,276,765	4,057,001

Capital shares purchased	715,876	863,798	1,815,502

Investment management fees	463,085	508,106	1,092,106

Distribution and/or service fees	1,434	1,083	459

Foreign capital gains taxes deferred	2,708	—	—

Transfer agent fees	30,445	35,725	78,730

Administration fees	40,176	46,775	98,207

Compensation of board members	12,405	14,541	24,302

Other expenses	77,716	29,592	66,430

Total liabilities	2,269,617	3,776,385	7,233,305

Net assets applicable to outstanding capital stock	$606,079,220	$716,580,068	$1,583,180,973

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	265

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund

Represented by

Paid-in capital	$503,462,180	$—	$1,501,168,637

Undistributed (excess of distributions over) net investment income	(200,098)	—	724,380

Accumulated net realized gain (loss)	10,169,313	—	(23,946,883)

Unrealized appreciation (depreciation) on:

Investments	92,672,841	—	105,215,529

Foreign currency translations	(22,308)	—	19,310

Foreign capital gains tax	(2,708)	—	—

Partners’ capital	$—	$716,580,068	$—

Total — representing net assets applicable to outstanding capital stock	$606,079,220	$716,580,068	$1,583,180,973

Class 1

Net assets	$599,148,479	$711,258,646	$1,580,912,194

Shares outstanding	49,699,509	52,553,742	160,138,373

Net asset value per share	$12.06	$13.53	$9.87

Class 2

Net assets	$6,930,741	$5,321,422	$2,268,779

Shares outstanding	574,772	395,769	230,242

Net asset value per share	$12.06	$13.45	$9.85

The accompanying Notes to Financial Statements are an integral part of this statement.

266	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $729,723,836, $1,500,579,688, $2,639,108,753)	$734,986,472	$1,808,644,087	$2,767,803,181

Affiliated issuers (identified cost $53,055,866, $174,563,639, $68,846,910)	53,055,866	174,563,639	68,846,910

Total investments (identified cost $782,779,702, $1,675,143,327, $2,707,955,663)	788,042,338	1,983,207,726	2,836,650,091

Cash	4,896,674	—	39,196

Foreign currency (identified cost $—, $1,673,027, $—)	—	1,703,556	—

Receivable for:

Investments sold	879,590	1,807,341	180,066

Capital shares sold	256,520	207,746	345,165

Investments sold on a delayed delivery basis	53,475	—	—

Dividends	5,606	890,100	10,633

Interest	2,172,011	—	15,271,646

Reclaims	—	1,439,388	11,795

Expense reimbursement due from Investment Manager	37,597	—	—

Prepaid expenses	4,915	8,403	11,389

Total assets	796,348,726	1,989,264,260	2,852,519,981

Liabilities

Payable for:

Investments purchased	3,000	—	4,855

Investments purchased on a delayed delivery basis	6,344,685	—	24,568,823

Capital shares purchased	926,994	2,368,093	3,410,476

Investment management fees	418,927	1,375,563	1,064,868

Distribution and/or service fees	2,509	634	1,223

Transfer agent fees	39,897	99,988	143,209

Administration fees	45,341	123,010	149,564

Compensation of board members	17,848	30,907	35,871

Other expenses	69,776	84,724	47,213

Total liabilities	7,868,977	4,082,919	29,426,102

Net assets applicable to outstanding capital stock	$788,479,749	$1,985,181,341	$2,823,093,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	267

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Represented by

Paid-in capital	$741,573,153	$1,658,237,055	$2,643,427,303

Undistributed net investment income	35,242,369	978,106	45,992,066

Accumulated net realized gain (loss)	6,401,591	17,865,997	4,980,082

Unrealized appreciation (depreciation) on:

Investments	5,262,636	308,064,399	128,694,428

Foreign currency translations	—	35,784	—

Total — representing net assets applicable to outstanding capital stock	$788,479,749	$1,985,181,341	$2,823,093,879

Class 1

Net assets	$776,323,780	$1,982,100,971	$2,817,256,402

Shares outstanding	76,962,752	168,112,713	253,510,943

Net asset value per share	$10.09	$11.79	$11.11

Class 2

Net assets	$12,155,969	$3,080,370	$5,837,477

Shares outstanding	1,219,876	261,825	527,454

Net asset value per share	$9.96	$11.76	$11.07

The accompanying Notes to Financial Statements are an integral part of this statement.

268	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Jennison Mid Cap Growth Fund	Variable Portfolio – MFS Value Fund	Variable Portfolio – Marsico Growth Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $838,909,735, $1,545,159,371, $1,395,753,495)	$1,003,748,573	$1,829,529,412	$1,544,084,802

Affiliated issuers (identified cost $39,183,051, $20,039,074, $139,803,148)	39,183,051	20,039,074	139,803,148

Total investments (identified cost $878,092,786, $1,565,198,445, $1,535,556,643)	1,042,931,624	1,849,568,486	1,683,887,950

Receivable for:

Investments sold	—	—	689,277

Capital shares sold	148,133	195,424	122,306

Investments sold on a delayed delivery basis	—	—	—

Dividends	669,528	2,461,621	622,542

Reclaims	—	483,049	—

Expense reimbursement due from Investment Manager	35,075	—	—

Prepaid expenses	5,240	8,057	7,887

Total assets	1,043,789,600	1,852,716,637	1,685,329,962

Liabilities

Disbursements in excess of cash	—	147	—

Payable for:

Investments purchased	341,225	287,797	1,889,066

Capital shares purchased	1,240,710	2,232,080	2,019,988

Investment management fees	653,879	979,988	894,884

Distribution and/or service fees	472	585	704

Transfer agent fees	52,415	93,761	85,251

Administration fees	50,032	84,487	77,395

Compensation of board members	18,163	29,660	29,828

Other expenses	33,120	37,421	36,488

Total liabilities	2,390,016	3,745,926	5,033,604

Net assets applicable to outstanding capital stock	$1,041,399,584	$1,848,970,711	$1,680,296,358

Represented by

Partners’ capital	$1,041,399,584	$1,848,970,711	$1,680,296,358

Total — representing net assets applicable to outstanding capital stock	$1,041,399,584	$1,848,970,711	$1,680,296,358

Class 1

Net assets	$1,039,066,806	$1,846,204,469	$1,676,931,427

Shares outstanding	76,981,062	147,575,648	126,993,832

Net asset value per share	$13.50	$12.51	$13.20

Class 2

Net assets	$2,332,778	$2,766,242	$3,364,931

Shares outstanding	174,143	222,489	256,502

Net asset value per share	$13.40	$12.43	$13.12

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	269

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $288,285,739, $364,834,234, $1,617,610,725)	$356,191,995	$455,629,755	$1,827,307,842

Affiliated issuers (identified cost $11,646,572, $3,446,457, $21,468,163)	11,646,572	3,446,457	21,468,163

Total investments (identified cost $299,932,311, $368,280,691, $1,639,078,888)	367,838,567	459,076,212	1,848,776,005

Foreign currency (identified cost $405,709, $1,380,816, $—)	408,821	1,406,704	—

Unrealized appreciation on forward foreign currency exchange contracts	18,235	—	—

Receivable for:

Investments sold	—	949,836	—

Capital shares sold	63,449	—	195,424

Dividends	662,041	1,197,819	3,854,617

Reclaims	86,899	133,549	174,289

Expense reimbursement due from Investment Manager	23,564	55,795	—

Prepaid expenses	1,986	3,292	8,124

Total assets	369,103,562	462,823,207	1,853,008,459

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	114,552	—	—

Payable for:

Investments purchased	—	494,983	2,023,359

Capital shares purchased	431,657	550,111	2,224,655

Investment management fees	286,481	325,059	979,236

Distribution and/or service fees	2	1,313	816

Transfer agent fees	18,392	22,945	93,686

Administration fees	24,524	30,594	84,425

Compensation of board members	9,213	10,537	29,733

Other expenses	47,089	51,548	33,038

Total liabilities	931,910	1,487,090	5,468,948

Net assets applicable to outstanding capital stock	$368,171,652	$461,336,117	$1,847,539,511

The accompanying Notes to Financial Statements are an integral part of this statement.

270	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Represented by

Paid-in capital	$291,580,207	$343,249,704	$—

Undistributed (excess of distributions over) net investment income	(48,264)	12,048,614	—

Accumulated net realized gain (loss)	8,825,231	15,216,018	—

Unrealized appreciation (depreciation) on:

Investments	67,906,256	90,795,521	—

Foreign currency translations	4,539	26,260	—

Forward foreign currency exchange contracts	(96,317)	—	—

Partners’ capital	$—	$—	$1,847,539,511

Total — representing net assets applicable to outstanding capital stock	$368,171,652	$461,336,117	$1,847,539,511

Class 1

Net assets	$368,164,524	$454,820,290	$1,843,656,466

Shares outstanding	29,560,770	35,280,342	138,690,985

Net asset value per share	$12.45	$12.89	$13.29

Class 2

Net assets	$7,128	$6,515,827	$3,883,045

Shares outstanding	573	507,361	294,021

Net asset value per share	$12.45 (a)	$12.84	$13.21

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	271

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,402,960,002, $406,654,764, $1,677,449,798)	$1,651,851,474	$498,243,453	$1,684,913,371

Repurchase agreements (identified cost $—, $—, $228.800,000)	—	—	228,800,000

Affiliated issuers (identified cost $40,239,887, $15,034,815, $—)	40,239,887	15,034,815	—

Total investments (identified cost $1,443,199,889, $421,689,579, $1,906,249,798)	1,692,091,361	513,278,268	1,913,713,371

Cash	—	—	28,115,704

Receivable for:

Investments sold	5,812,983	—	359,092,241

Capital shares sold	122,709	84,790	181,060

Investments sold on a delayed delivery basis	—	—	240,769,476

Dividends	491,047	231,814	—

Interest	—	—	4,079,589

Reclaims	21,299	—	—

Expense reimbursement due from Investment Manager	—	24,344	—

Prepaid expenses	7,826	3,439	6,881

Total assets	1,698,547,225	513,622,655	2,545,958,322

Liabilities

Forward sales commitments, at value (proceeds receivable $—, $—, $87,850,000)	—	—	87,860,311

Disbursements in excess of cash	—	15,696	—

Payable for:

Investments purchased	8,336,472	1,073,389	181,363,411

Investments purchased on a delayed delivery basis	—	—	788,200,851

Capital shares purchased	2,019,899	590,920	1,811,600

Collateral and deposits	—	—	2,450,000

Investment management fees	903,017	372,502	589,224

Distribution and/or service fees	287	256	776

Transfer agent fees	86,064	25,556	75,173

Administration fees	78,073	34,062	81,528

Compensation of board members	28,212	11,897	23,046

Other expenses	33,542	32,720	87,069

Total liabilities	11,485,566	2,156,998	1,062,542,989

Net assets applicable to outstanding capital stock	$1,687,061,659	$511,465,657	$1,483,415,333

The accompanying Notes to Financial Statements are an integral part of this statement.

272	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Represented by

Paid-in capital	$—	$—	$1,449,645,019

Undistributed net investment income	—	—	7,572,320

Accumulated net realized gain (loss)	—	—	18,744,732

Unrealized appreciation (depreciation) on:

Investments	—	—	7,463,573

Forward sales commitments	—	—	(10,311)

Partners’ capital	$1,687,061,659	$511,465,657	$—

Total — representing net assets applicable to outstanding capital stock	$1,687,061,659	$511,465,657	$1,483,415,333

Class 1

Net assets	$1,685,694,574	$510,214,126	$1,479,731,548

Shares outstanding	130,022,376	39,101,595	141,193,599

Net asset value per share	$12.96	$13.05	$10.48

Class 2

Net assets	$1,367,085	$1,251,531	$3,683,785

Shares outstanding	106,210	96,575	352,729

Net asset value per share	$12.87	$12.96	$10.44

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	273

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,016,144,308, $2,081,986,698)	$1,169,065,681	$2,086,175,963

Affiliated issuers (identified cost $25,577,211, $51,084,122)	25,577,211	51,084,122

Total investments (identified cost $1,041,721,519, $2,133,070,820)	1,194,642,892	2,137,260,085

Cash	—	—

Foreign currency (identified cost $265,967, $—)	265,959	—

Margin deposits on futures contracts	430,650	—

Receivable for:

Investments sold	3,916,991	73,963,300

Capital shares sold	153,040	203,038

Dividends	1,327,402	12,481

Interest	—	6,205,186

Reclaims	1,026,072	—

Variation margin on futures contracts	111,650	—

Prepaid expenses	5,732	9,189

Total assets	1,201,880,388	2,217,653,279

Liabilities

Payable for:

Investments purchased	2,960,778	94,886,548

Investments purchased on a delayed delivery basis	—	10,119,465

Capital shares purchased	1,412,325	2,639,065

Investment management fees	841,894	823,544

Distribution and/or service fees	258	426

Transfer agent fees	59,964	107,012

Administration fees	76,313	113,367

Compensation of board members	20,655	31,136

Expense reimbursement due to Investment Manager	1,125	—

Other expenses	68,689	40,383

Other liabilities	4,048	—

Total liabilities	5,446,049	108,760,946

Net assets applicable to outstanding capital stock	$1,196,434,339	$2,108,892,333

The accompanying Notes to Financial Statements are an integral part of this statement.

274	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Represented by

Paid-in capital	$1,018,937,098	$2,065,789,144

Undistributed net investment income	2,309,364	20,422,744

Accumulated net realized gain (loss)	22,069,430	18,491,180

Unrealized appreciation (depreciation) on:

Investments	152,921,373	4,189,265

Foreign currency translations	7,060	—

Futures contracts	190,014	—

Total — representing net assets applicable to outstanding capital stock	$1,196,434,339	$2,108,892,333

Class 1

Net assets	$1,195,137,287	$2,106,703,438

Shares outstanding	106,329,516	203,916,454

Net asset value per share	$11.24	$10.33

Class 2

Net assets	$1,297,052	$2,188,895

Shares outstanding	115,654	212,746

Net asset value per share	$11.21	$10.29

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	275

Variable Portfolio Funds

Statement of Operations

Year ended December 31, 2012

	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$—	$—	$29,355,191

Dividends — affiliated issuers	265,366	151,582	22,426

Interest	79,534,058	69,066,194	—

Income from securities lending — net	706,123	791,120	526,290

Foreign taxes withheld	—	(5,487)	(94,974)

Total income	80,505,547	70,003,409	29,808,933

Expenses:

Investment management fees	12,445,306	11,875,032	11,182,980

Distribution and/or service fees

Class 2	12,307	10,580	2,601

Transfer agent fees

Class 1	1,628,617	1,583,134	1,067,508

Class 2	2,953	2,539	624

Administration fees	1,706,806	1,660,908	965,320

Compensation of board members	67,007	57,471	46,828

Custodian fees	19,844	29,930	22,025

Printing and postage fees	8,380	9,905	13,604

Professional fees	25,812	45,256	19,672

Line of credit interest expense	—	—	1,718

Other	73,758	69,276	51,535

Total expenses	15,990,790	15,344,031	13,374,415

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,471,024)	—	(319,760)

Total net expenses	14,519,766	15,344,031	13,054,655

Net investment income	65,985,781	54,659,378	16,754,278

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	79,331,812	54,775,243	169,523,650

Foreign currency translations	—	385,834	—

Forward foreign currency exchange contracts	—	1,317,369	—

Futures contracts	(20,829,258)	26,237	—

Net realized gain	58,502,554	56,504,683	169,523,650

Net change in unrealized appreciation (depreciation) on:

Investments	33,063,826	21,549,072	49,851,371

Foreign currency translations	—	178,864	2

Forward foreign currency exchange contracts	—	(3,530,827)	—

Futures contracts	5,905,544	—	—

Net change in unrealized appreciation	38,969,370	18,197,109	49,851,373

Net realized and unrealized gain	97,471,924	74,701,792	219,375,023

Net increase in net assets resulting from operations	$163,457,705	$129,361,170	$236,129,301

The accompanying Notes to Financial Statements are an integral part of this statement.

276	Annual Report 2012

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$15,655,899	$10,973,727	$51,998,029

Dividends — affiliated issuers	48,127	8,499	8,636

Interest	4	—	2,690

Income from securities lending — net	252,841	862,961	1,437,161

Foreign taxes withheld	(1,454,234)	(4,980)	(4,671,004)

Total income	14,502,637	11,840,207	48,775,512

Expenses:

Investment management fees	5,330,651	6,072,109	12,281,090

Distribution and/or service fees

Class 2	13,315	10,843	5,048

Transfer agent fees

Class 1	346,533	424,593	882,245

Class 2	3,195	2,602	1,211

Administration fees	462,243	559,079	1,105,943

Compensation of board members	20,012	23,164	39,810

Custodian fees	265,284	13,010	192,466

Printing and postage fees	13,000	11,244	12,273

Professional fees	60,040	34,268	52,895

Line of credit interest expense	–	421	639

Other	(21,916)	27,960	65,248

Total expenses	6,492,357	7,179,293	14,638,868

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(630,326)	(306,945)	(1,136,599)

Total net expenses	5,862,031	6,872,348	13,502,269

Net investment income	8,640,606	4,967,859	35,273,243

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	13,092,977	42,554,674	13,245,015

Foreign currency translations	(217,216)	—	(393,659)

Increase from payment by affiliate (see Note 6)	5,317	—	—

Net realized gain	12,881,078	42,554,674	12,851,356

Net change in unrealized appreciation (depreciation) on:

Investments	92,142,057	80,320,367	197,749,364

Foreign currency translations	(14,878)	—	(12,996)

Foreign capital gains tax	197,444	—	8,323

Net change in unrealized appreciation	92,324,623	80,320,367	197,744,691

Net realized and unrealized gain	105,205,701	122,875,041	210,596,047

Net increase in net assets resulting from operations	$113,846,307	$127,842,900	$245,869,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	277

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$—	$48,378,513	$—

Dividends — affiliated issuers	64,573	261,623	151,750

Interest	45,623,451	975	72,305,237

Income from securities lending — net	—	806,567	829,167

Foreign taxes withheld	—	(5,140,356)	(5,588)

Total income	45,688,024	44,307,322	73,280,566

Expenses:

Investment management fees	5,555,916	15,854,822	11,366,816

Distribution and/or service fees

Class 2	24,371	6,191	10,712

Transfer agent fees

Class 1	523,272	1,150,017	1,506,872

Class 2	5,849	1,486	2,571

Administration fees	598,310	1,418,677	1,584,678

Compensation of board members	28,899	30,182	56,226

Custodian fees	158,210	226,949	43,456

Printing and postage fees	8,033	16,500	8,328

Professional fees	33,820	60,290	58,181

Other	35,263	85,862	61,999

Total expenses	6,971,943	18,850,976	14,699,839
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(565,068)	(247,669)	—

Total net expenses	6,406,875	18,603,307	14,699,839

Net investment income	39,281,149	25,704,015	58,580,727

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	6,402,418	19,567,428	5,022,548

Foreign currency translations	—	(26,379)	—

Net realized gain	6,402,418	19,541,049	5,022,548

Net change in unrealized appreciation (depreciation) on:

Investments	18,860,977	237,800,685	48,466,132

Foreign currency translations	—	89,245	—

Forward foreign currency exchange contracts	—	(39,587)	—

Net change in unrealized appreciation	18,860,977	237,850,343	48,466,132

Net realized and unrealized gain	25,263,395	257,391,392	53,488,680

Net increase in net assets resulting from operations	$64,544,544	$283,095,407	$112,069,407

The accompanying Notes to Financial Statements are an integral part of this statement.

278	Annual Report 2012

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Jennison Mid Cap Growth Fund	Variable Portfolio – MFS Value Fund	Variable Portfolio – Marsico Growth Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$12,787,578	$51,510,529	$26,183,884

Dividends — affiliated issuers	51,414	31,912	125,534

Interest	2	1	—

Income from securities lending — net	447,270	399,714	552,268

Foreign taxes withheld	(56,246)	(668,902)	(605,997)

Total income	13,230,018	51,273,254	26,255,689

Expenses:

Investment management fees	7,554,543	11,537,154	11,082,407

Distribution and/or service fees

Class 2	4,377	5,616	7,087

Transfer agent fees

Class 1	603,972	1,102,201	1,056,374

Class 2	1,050	1,348	1,701

Administration fees	578,829	994,834	956,939

Compensation of board members	25,107	34,018	46,661

Custodian fees	10,312	23,811	17,269

Printing and postage fees	13,000	18,000	12,554

Professional fees	38,789	47,944	22,570

Other	(33,803)	(32,336)	53,565

Total expenses	8,796,176	13,732,590	13,257,127

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(489,083)	(199,307)	(193,375)

Total net expenses	8,307,093	13,533,283	13,063,752

Net investment income	4,922,925	37,739,971	13,191,937

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	82,780,434	49,646,545	215,068,283

Foreign currency translations	(963)	(3,183)	(8,225)

Net realized gain	82,779,471	49,643,362	215,060,058

Net change in unrealized appreciation (depreciation) on:

Investments	61,717,385	186,707,345	(26,202,587)

Foreign currency translations	—	27,255	(1,538)

Net change in unrealized appreciation (depreciation)	61,177,385	186,734,600	(26,204,125)

Net realized and unrealized gain	144,496,856	236,377,962	188,855,933

Net increase in net assets resulting from operations	$149,419,781	$274,117,933	$202,047,870

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	279

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$12,950,229	$15,215,189	$68,993,393

Dividends — affiliated issuers	12,899	11,413	77,708

Interest	41	291	—

Income from securities lending — net	279,220	150,159	1,404,583

Foreign taxes withheld	(1,100,709)	(480,550)	(1,722,256)

Total income	12,141,680	14,896,502	68,753,428

Expenses:

Investment management fees	3,259,492	3,781,503	11,561,280

Distribution and/or service fees

Class 2	16	11,609	6,970

Transfer agent fees

Class 1	208,934	264,137	1,104,288

Class 2	4	2,786	1,673

Administration fees	278,592	355,908	996,844

Compensation of board members	16,396	16,509	35,427

Custodian fees	46,751	96,297	10,807

Printing and postage fees	13,092	12,378	11,999

Professional fees	39,008	45,363	48,160

Line of credit interest expense	924	1,531	—

Other	350	19,392	5,499

Total expenses	3,863,559	4,607,413	13,782,947

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(242,865)	(634,309)	—

Total net expenses	3,620,694	3,973,104	13,782,947

Net investment income	8,520,986	10,923,398	54,970,481

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	10,581,493	20,348,517	63,551,304

Foreign currency translations	(120,516)	49,491	—

Forward foreign currency exchange contracts	(217,256)	—	—

Net realized gain	10,243,721	20,398,008	63,551,304

Net change in unrealized appreciation (depreciation) on:

Investments	59,852,730	85,809,733	121,532,658

Foreign currency translations	11,263	59,550	—

Forward foreign currency exchange contracts	(260,879)	—	—

Net change in unrealized appreciation	59,603,114	85,869,283	121,532,658

Net realized and unrealized gain	69,846,835	106,267,291	185,083,962

Net increase in net assets resulting from operations	$78,367,821	$117,190,689	$240,054,443

The accompanying Notes to Financial Statements are an integral part of this statement.

280	Annual Report 2012

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$18,385,212	$6,149,812	$—

Dividends — affiliated issuers	62,921	17,973	—

Interest	—	—	17,921,003

Income from securities lending — net	366,253	685,941	1,495

Foreign taxes withheld	(35,383)	(14,347)	—

Total income	18,779,003	6,839,379	17,922,498

Expenses:

Investment management fees	11,157,060	4,512,348	6,574,663

Distribution and/or service fees

Class 2	2,757	2,472	5,961

Transfer agent fees

Class 1	1,064,879	309,839	835,056

Class 2	662	593	1,431

Administration fees	963,160	412,832	911,722

Compensation of board members	49,597	20,424	30,331

Custodian fees	13,317	29,576	219,265

Printing and postage fees	14,500	9,747	13,500

Professional fees	46,214	21,547	51,417

Other	10,807	21,535	(28,384)

Total expenses	13,322,953	5,340,913	8,614,962

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(70,799)	(207,452)	(296,888)

Total net expenses	13,252,154	5,133,461	8,318,074

Net investment income	5,526,849	1,705,918	9,604,424

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	64,067,868	22,438,029	31,831,703

Net realized gain	64,067,868	22,438,029	31,831,703

Net change in unrealized appreciation (depreciation) on:

Investments	156,913,951	31,865,645	(9,878,573)

Forward sales commitments	—	—	(10,311)

Net change in unrealized appreciation (depreciation)	156,913,951	31,865,645	(9,888,884)

Net realized and unrealized gain	220,981,819	54,303,674	21,942,819

Net increase in net assets resulting from operations	$226,508,668	$56,009,592	$31,547,243

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	281

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$39,562,978	$—

Dividends — affiliated issuers	56,544	126,630

Interest	19	31,630,604

Income from securities lending — net	852,251	420,009

Foreign taxes withheld	(3,687,260)	(17,541)

Total income	36,784,532	32,159,702

Expenses:

Investment management fees	9,783,655	9,225,726

Distribution and/or service fees

Class 2	2,316	3,573

Transfer agent fees

Class 1	693,631	1,191,279

Class 2	554	858

Administration fees	887,414	1,267,372

Compensation of board members	31,968	49,713

Custodian fees	194,415	19,790

Printing and postage fees	10,359	10,804

Professional fees	39,184	27,650

Other	32,776	53,131

Total expenses	11,676,272	11,849,896

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(267,805)	(123,444)

Total net expenses	11,408,467	11,726,452

Net investment income	25,376,065	20,433,250

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	25,291,187	18,521,950

Foreign currency translations	(242,360)	—

Futures contracts	3,873,252	—

Net realized gain	28,922,079	18,521,950
Net change in unrealized appreciation (depreciation) on:

Investments	168,335,643	(74,883)

Foreign currency translations	29,007	—

Futures contracts	29,149	—

Net change in unrealized appreciation (depreciation)	168,393,799	(74,883)

Net realized and unrealized gain	197,315,878	18,447,067

Net increase in net assets resulting from operations	$222,691,943	$38,880,317

The accompanying Notes to Financial Statements are an integral part of this statement.

282	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets

	Columbia Variable Portfolio – Limited Duration Credit Fund		Variable Portfolio – American Century Diversified Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$65,985,781	$73,070,778	$54,659,378	$58,558,264

Net realized gain (loss)	58,502,554	(14,098,192)	56,504,683	22,381,824

Net change in unrealized appreciation (depreciation)	38,969,370	(903,886)	18,197,109	76,068,331

Net increase in net assets resulting from operations	163,457,705	58,068,700	129,361,170	157,008,419

Distributions to shareholders

Net investment income

Class 1	(72,952,873)	(34,116,113)	(59,682,359)	(23,096,395)

Class 2	(126,104)	(40,538)	(74,357)	(14,310)

Net realized gains

Class 1	—	(6,956,317)	(18,764,107)	(9,286,348)

Class 2	—	(8,914)	(25,043)	(6,482)

Total distributions to shareholders	(73,078,977)	(41,121,882)	(78,545,866)	(32,403,535)

Increase (decrease) in net assets from capital stock activity	(44,283,324)	296,895,314	515,259,928	208,051,275

Total increase in net assets	46,095,404	313,842,132	566,075,232	332,656,159

Net assets at beginning of year	2,685,502,016	2,371,659,884	2,331,378,537	1,998,722,378

Net assets at end of year	$2,731,597,420	$2,685,502,016	$2,897,453,769	$2,331,378,537

Undistributed net investment income	$65,969,039	$73,062,235	$57,628,125	$60,759,957

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	283

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – American Century Growth Fund		Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$16,754,278	$13,901,583	$8,640,606	$6,232,855

Net realized gain	169,523,650	127,846,555	12,881,078	13,154,509

Net change in unrealized appreciation (depreciation)	49,851,373	(148,786,366)	92,324,623	(92,082,374)

Net increase (decrease) in net assets resulting from operations	236,129,301	(7,038,228)	113,846,307	(72,695,010)

Distributions to shareholders

Net investment income

Class 1	—	—	(7,786,157)	(13,862,924)

Class 2	—	—	(64,199)	(62,153)

Net realized gains

Class 1	—	—	(9,899,172)	(7,109,564)

Class 2	—	—	(87,576)	(42,025)

Total distributions to shareholders	—	—	(17,837,104)	(21,076,666)

Increase (decrease) in net assets from capital stock activity	(254,555,263)	(71,565,114)	(11,510,728)	110,605,341

Total increase (decrease) in net assets	(18,425,962)	(78,603,342)	84,498,475	16,833,665

Net assets at beginning of year	1,702,734,532	1,781,337,874	521,580,745	504,747,080

Net assets at end of year	$1,684,308,570	$1,702,734,532	$606,079,220	$521,580,745

Excess of distributions over net investment income	$—	$—	$(200,098)	$(3,481,996)

The accompanying Notes to Financial Statements are an integral part of this statement.

284	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Columbia Wanger U.S. Equities Fund		Variable Portfolio – DFA International Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income (loss)	$4,967,859	$(2,318,950)	$35,273,243	$29,683,900

Net realized gain (loss)	42,554,674	5,111,732	12,851,356	(37,875,216)

Net change in unrealized appreciation (depreciation)	80,320,367	(30,722,982)	197,744,691	(265,342,080)

Net increase (decrease) in net assets resulting from operations	127,842,900	(27,930,200)	245,869,290	(273,533,396)

Distributions to shareholders

Net investment income

Class 1	—	—	(33,962,325)	(28,909,212)

Class 2	—	—	(39,868)	(21,935)

Net realized gains

Class 1	—	—	—	(36,176,382)

Class 2	—	—	—	(33,297)

Tax return of capital

Class 1	—	—	—	(1,370,491)

Class 2	—	—	—	(1,040)

Total distributions to shareholders	—	—	(34,002,193)	(66,512,357)

Increase (decrease) in net assets from capital stock activity	(80,837,823)	39,952,558	75,696,750	380,908,528

Total increase in net assets	47,005,077	12,022,358	287,563,847	40,862,775

Net assets at beginning of year	669,574,991	657,552,633	1,295,617,126	1,254,754,351

Net assets at end of year	$716,580,068	$669,574,991	$1,583,180,973	$1,295,617,126

Undistributed (excess of distributions over) net investment income	$—	$—	$724,380	$(150,510)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	285

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Eaton Vance Floating- Rate Income Fund		Variable Portfolio – Invesco International Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$39,281,149	$36,429,708 (a)	$25,704,015	$32,266,062

Net realized gain	6,402,418	6,719,284	19,541,049	36,114,269

Net change in unrealized appreciation (depreciation)	18,860,977	(25,660,496)	237,850,343	(189,039,870)

Net increase (decrease) in net assets resulting from operations	64,544,544	17,488,496 (a)	283,095,407	(120,659,539)

Distributions to shareholders

Net investment income

Class 1	(40,029,154)	(16,659,942)	(25,473,559)	(30,982,580)

Class 2	(436,599)	(122,565)	(28,228)	(18,885)

Net realized gains

Class 1	(6,644,006)	(1,683,217)	(37,966,830)	(17,942,806)

Class 2	(75,805)	(13,002)	(48,115)	(12,873)

Total distributions to shareholders	(47,185,564)	(18,478,726)	(63,516,732)	(48,957,144)

Increase (decrease) in net assets from capital stock activity	(149,071,276)	131,018,009	(9,090,699)	298,642,019

Total increase (decrease) in net assets	(131,712,296)	130,027,779 (a)	210,487,976	129,025,336

Net assets at beginning of year	920,192,045	790,164,266	1,774,693,365	1,645,668,029

Net assets at end of year	$788,479,749	$920,192,045 (a)	$1,985,181,341	$1,774,693,365

Undistributed net investment income	$35,242,369	$36,426,973 (a)	$978,106	$713,248

(a)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

286	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – J.P. Morgan Core Bond Fund		Variable Portfolio – Jennison Mid Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$58,580,727	$55,263,624	$4,922,925	$2,275,636

Net realized gain	5,022,548	6,644,191	82,779,471	37,681,045

Net change in unrealized appreciation (depreciation)	48,466,132	72,880,177	61,717,385	(20,645,243)

Net increase in net assets resulting from operations	112,069,407	134,787,992	149,419,781	19,311,438

Distributions to shareholders

Net investment income

Class 1	(63,738,528)	(24,561,962)	—	—

Class 2	(89,766)	(17,274)	—	—

Net realized gains

Class 1	(6,617,713)	(13,865,238)	—	—

Class 2	(10,034)	(11,010)	—	—

Total distributions to shareholders	(70,456,041)	(38,455,484)	—	—

Increase (decrease) in net assets from capital stock activity	689,810,604	202,235,828	(25,152,444)	57,581,250

Total increase in net assets	731,423,970	298,568,336	124,267,337	76,892,688

Net assets at beginning of year	2,091,669,909	1,793,101,573	917,132,247	840,239,559

Net assets at end of year	$2,823,093,879	$2,091,669,909	$1,041,399,584	$917,132,247

Undistributed net investment income	$45,992,066	$51,200,118	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	287

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – MFS Value Fund		Variable Portfolio – Marsico Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$37,739,971	$32,049,877	$13,191,937	$10,569,046

Net realized gain	49,643,362	38,240,202	215,060,058	47,749,557

Net change in unrealized appreciation (depreciation)	186,734,600	(70,247,370)	(26,204,125)	(95,957,419)

Net increase (decrease) in net assets resulting from operations	274,117,933	42,709	202,047,870	(37,638,816)

Increase (decrease) in net assets from capital stock activity	(166,119,313)	206,376,948	(206,507,657)	131,531,584

Total increase (decrease) in net assets	107,998,620	206,419,657	(4,459,787)	93,892,768

Net assets at beginning of year	1,740,972,091	1,534,552,434	1,684,756,145	1,590,863,377

Net assets at end of year	$1,848,970,711	$1,740,972,091	$1,680,296,358	$1,684,756,145

The accompanying Notes to Financial Statements are an integral part of this statement.

288	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Mondrian International Small Cap Fund		Variable Portfolio – Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$8,520,986	$7,702,197	$10,923,398	$8,156,317

Net realized gain	10,243,721	18,442,089	20,398,008	7,618,623

Net change in unrealized appreciation (depreciation)	59,603,114	(52,465,466)	85,869,283	(52,943,648)

Net increase (decrease) in net assets resulting from operations	78,367,821	(26,321,180)	117,190,689	(37,168,708)

Distributions to shareholders

Net investment income

Class 1	(8,219,864)	(9,823,167)	(1,491,956)	(15,843,764)

Class 2	(135)	(178)	(5,075)	(94,286)

Net realized gains

Class 1	(18,543,468)	(6,585,064)	(7,604,775)	(4,964,313)

Class 2	(334)	(136)	(79,978)	(30,296)

Total distributions to shareholders	(26,763,801)	(16,408,545)	(9,181,784)	(20,932,659)

Increase (decrease) in net assets from capital stock activity	(1,820,931)	59,223,122	(50,840,498)	92,023,041

Total increase in net assets	49,783,089	16,493,397	57,168,407	33,921,674

Net assets at beginning of year	318,388,563	301,895,166	404,167,710	370,246,036

Net assets at end of year	$368,171,652	$318,388,563	$461,336,117	$404,167,710

Undistributed (excess of distributions over) net investment income	$(48,264)	$(1,374,588)	$12,048,614	$(1,794,597)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	289

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – NFJ Dividend Value Fund		Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$54,970,481	$52,091,176	$5,526,849	$1,446,694

Net realized gain	63,551,304	88,934,147	64,067,868	39,554,468

Net change in unrealized appreciation (depreciation)	121,532,658	(82,652,266)	156,913,951	(52,991,155)

Net increase (decrease) in net assets resulting from operations	240,054,443	58,373,057	226,508,668	(11,989,993)

Increase (decrease) in net assets from capital stock activity	(148,615,177)	152,999,387	(213,848,959)	493,394,664

Total increase in net assets	91,439,266	211,372,444	12,659,709	481,404,671

Net assets at beginning of year	1,756,100,245	1,544,727,801	1,674,401,950	1,192,997,279

Net assets at end of year	$1,847,539,511	$1,756,100,245	$1,687,061,659	$1,674,401,950

The accompanying Notes to Financial Statements are an integral part of this statement.

290	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Partners Small Cap Growth Fund		Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income (loss)	$1,705,918	$(1,444,854)	$9,604,424	$24,228,198

Net realized gain	22,438,029	36,813,161	31,831,703	21,350,748

Net change in unrealized appreciation (depreciation)	31,865,645	(32,789,547)	(9,888,884)	18,844,779

Net increase in net assets resulting from operations	56,009,592	2,578,760	31,547,243	64,423,725

Distributions to shareholders

Net investment income

Class 1	—	—	(26,166,921)	(9,730,376)

Class 2	—	—	(33,734)	(6,010)

Net realized gains

Class 1	—	—	(23,823,246)	(25,959,406)

Class 2	—	—	(33,966)	(18,977)

Total distributions to shareholders	—	—	(50,057,867)	(35,714,769)

Increase (decrease) in net assets from capital stock activity	(51,140,363)	20,255,838	258,798,631	126,200,497

Total increase in net assets	4,869,229	22,834,598	240,288,007	154,909,453

Net assets at beginning of year	506,596,428	483,761,830	1,243,127,326	1,088,217,873

Net assets at end of year	$511,465,657	$506,596,428	$1,483,415,333	$1,243,127,326

Undistributed net investment income	$—	$—	$7,572,320	$24,168,551

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	291

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Pyramis® International Equity Fund		Variable Portfolio – Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$25,376,065	$23,430,360	$20,433,250	$22,927,729

Net realized gain	28,922,079	13,129,883	18,521,950	15,606,213

Net change in unrealized appreciation (depreciation)	168,393,799	(174,227,582)	(74,883)	1,989,066

Net increase (decrease) in net assets resulting from operations	222,691,943	(137,667,339)	38,880,317	40,523,008

Distributions to shareholders

Net investment income

Class 1	(23,831,711)	(24,741,661)	(22,917,456)	(14,675,044)

Class 2	(18,059)	(7,931)	(14,730)	(5,216)

Net realized gains

Class 1	(18,136,247)	(26,655,107)	(14,758,079)	(4,810,794)

Class 2	(14,491)	(8,789)	(10,981)	(2,031)

Total distributions to shareholders	(42,000,508)	(51,413,488)	(37,701,246)	(19,493,085)

Increase (decrease) in net assets from capital stock activity	(76,838,154)	262,265,385	327,316,428	184,382,975

Total increase in net assets	103,853,281	73,184,558	328,495,499	205,412,898

Net assets at beginning of year	1,092,581,058	1,019,396,500	1,780,396,834	1,574,983,936

Net assets at end of year	$1,196,434,339	$1,092,581,058	$2,108,892,333	$1,780,396,834

Undistributed (excess of distributions over) net investment income	$2,309,364	$(397,059)	$20,422,744	$22,921,680

The accompanying Notes to Financial Statements are an integral part of this statement.

292	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Limited Duration Credit Fund				Variable Portfolio – American Century Diversified Bond Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	28,769,153	303,778,304	34,716,638	360,074,770	45,215,751	509,708,914	27,676,967	295,645,998

Distributions reinvested	7,062,234	72,952,873	3,968,351	41,072,430	7,073,622	78,446,466	3,060,751	32,382,743

Redemptions	(39,903,522)	(423,209,675)	(10,376,447)	(107,194,367)	(6,791,579)	(77,075,335)	(11,241,664)	(121,490,233)

Net increase (decrease)	(4,072,135)	(46,478,498)	28,308,542	293,952,833	45,497,794	511,080,045	19,496,054	206,538,508

Class 2 shares

Subscriptions	346,765	3,664,305	378,055	3,919,755	443,976	4,969,558	167,872	1,802,718

Distributions reinvested	12,243	126,104	4,787	49,452	8,979	99,400	1,967	20,792

Redemptions	(151,391)	(1,595,235)	(99,574)	(1,026,726)	(79,286)	(889,075)	(29,362)	(310,743)

Net increase	207,617	2,195,174	283,268	2,942,481	373,669	4,179,883	140,477	1,512,767

Total net increase (decrease)	(3,864,518)	(44,283,324)	28,591,810	296,895,314	45,871,463	515,259,928	19,636,531	208,051,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	293

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – American Century Growth Fund				Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	4,126,501	51,814,417	9,132,280	102,461,079	3,960,028	43,354,260	10,122,415	111,726,436

Distributions reinvested	—	—	—	—	1,635,916	17,685,329	1,738,048	20,972,488

Redemptions	(24,378,578)	(307,244,188)	(15,105,504)	(174,340,385)	(6,580,082)	(75,035,574)	(2,077,537)	(25,060,552)

Net increase (decrease)	(20,252,077)	(255,429,771)	(5,973,224)	(71,879,306)	(984,138)	(13,995,985)	9,782,926	107,638,372

Class 2 shares

Subscriptions	88,406	1,112,920	39,551	455,076	255,947	2,902,266	280,898	3,317,359

Distributions reinvested	—	—	—	—	14,029	151,775	8,612	104,178

Redemptions	(19,076)	(238,412)	(12,544)	(140,884)	(49,797)	(568,784)	(40,933)	(454,568)

Net increase	69,330	874,508	27,007	314,192	220,179	2,485,257	248,577	2,966,969

Total net increase (decrease)	(20,182,747)	(254,555,263)	(5,946,217)	(71,565,114)	(763,959)	(11,510,728)	10,031,503	110,605,341

The accompanying Notes to Financial Statements are an integral part of this statement.

294	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Columbia Wanger U.S. Equities Fund				Variable Portfolio – DFA International Value Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	980,391	11,832,765	7,156,810	81,344,685	29,832,629	254,496,012	35,056,562	343,059,922

Distributions reinvested	—	—	—	—	3,815,004	33,962,325	6,199,180	66,456,086

Redemptions	(7,443,150)	(94,633,844)	(3,473,393)	(43,507,796)	(23,364,977)	(213,086,990)	(2,857,038)	(30,095,919)

Net increase (decrease)	(6,462,759)	(82,801,079)	3,683,417	37,836,889	10,282,656	75,371,347	38,398,704	379,420,089

Class 2 shares

Subscriptions	204,429	2,592,162	195,044	2,345,497	126,876	1,170,424	166,613	1,713,487

Distributions reinvested	—	—	—	—	4,482	39,868	5,268	56,270

Redemptions	(49,476)	(628,906)	(19,992)	(229,828)	(98,613)	(884,889)	(26,264)	(281,318)

Net increase	154,953	1,963,256	175,052	2,115,669	32,745	325,403	145,617	1,488,439

Total net increase (decrease)	(6,307,806)	(80,837,823)	3,858,469	39,952,558	10,315,401	75,696,750	38,544,321	380,908,528

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	295

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund				Variable Portfolio – Invesco International Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,717,198	77,732,809	16,094,448	160,747,980	14,319,868	154,381,384	26,120,698	287,645,407

Distributions reinvested	4,806,711	46,673,160	1,854,718	18,343,159	5,997,473	63,440,389	4,174,721	48,925,386

Redemptions	(27,419,516)	(277,345,984)	(5,551,594)	(54,548,749)	(20,384,971)	(227,830,482)	(3,446,221)	(39,507,744)

Net increase (decrease)	(14,895,607)	(152,940,015)	12,397,572	124,542,390	(67,630)	(10,008,709)	26,849,198	297,063,049

Class 2 shares

Subscriptions	452,335	4,497,425	795,003	7,864,112	126,938	1,421,597	151,368	1,709,666

Distributions reinvested	53,375	512,404	13,847	135,567	7,241	76,343	2,714	31,758

Redemptions	(114,659)	(1,141,090)	(156,528)	(1,524,060)	(51,764)	(579,930)	(13,909)	(162,454)

Net increase	391,051	3,868,739	652,322	6,475,619	82,415	918,010	140,173	1,578,970

Total net increase (decrease)	(14,504,556)	(149,071,276)	13,049,894	131,018,009	14,785	(9,090,699)	26,989,371	298,642,019

The accompanying Notes to Financial Statements are an integral part of this statement.

296	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – J.P. Morgan Core Bond Fund				Variable Portfolio – Jennison Mid Cap Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	60,028,010	666,316,642	25,375,849	268,983,854	4,915,879	63,372,802	8,112,287	92,544,611

Distributions reinvested	6,442,879	70,356,241	3,663,222	38,427,200	—	—	—	—

Redemptions	(4,446,045)	(49,525,738)	(10,012,504)	(107,022,412)	(6,954,882)	(89,701,481)	(3,016,731)	(35,564,110)

Net increase (decrease)	62,024,844	687,147,145	19,026,567	200,388,642	(2,039,003)	(26,328,679)	5,095,556	56,980,501

Class 2 shares

Subscriptions	286,501	3,155,131	209,226	2,238,622	106,879	1,375,025	59,397	690,378

Distributions reinvested	9,164	99,800	2,701	28,284	—	—	—	—

Redemptions	(53,582)	(591,472)	(39,701)	(419,720)	(15,341)	(198,790)	(7,497)	(89,629)

Net increase	242,083	2,663,459	172,226	1,847,186	91,538	1,176,235	51,900	600,749

Total net increase (decrease)	62,266,927	689,810,604	19,198,793	202,235,828	(1,947,465)	(25,152,444)	5,147,456	57,581,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	297

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – MFS Value Fund				Variable Portfolio – Marsico Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	5,658,068	67,628,469	22,380,409	240,670,796	4,269,905	55,272,935	14,325,936	171,201,890

Redemptions	(19,745,830)	(234,756,083)	(3,281,511)	(35,441,108)	(20,104,000)	(262,998,953)	(3,381,892)	(41,351,713)

Net increase (decrease)	(14,087,762)	(167,127,614)	19,098,898	205,229,688	(15,834,095)	(207,726,018)	10,944,044	129,850,177

Class 2 shares

Subscriptions	121,275	1,438,398	120,340	1,314,567	113,557	1,479,762	154,127	1,878,580

Redemptions	(36,876)	(430,097)	(16,189)	(167,307)	(20,407)	(261,401)	(17,631)	(197,173)

Net increase	84,399	1,008,301	104,151	1,147,260	93,150	1,218,361	136,496	1,681,407

Total net increase (decrease)	(14,003,363)	(166,119,313)	19,203,049	206,376,948	(15,740,945)	(206,507,657)	11,080,540	131,531,584

The accompanying Notes to Financial Statements are an integral part of this statement.

298	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Mondrian International Small Cap Fund				Variable Portfolio – Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	2,867,447	32,931,241	6,390,419	73,990,202	1,655,079	18,919,326	8,976,326	96,459,379

Distributions reinvested	2,473,646	26,763,332	1,352,187	16,408,231	817,630	9,096,731	1,787,636	20,808,077

Redemptions	(5,283,113)	(61,515,973)	(2,477,661)	(31,175,625)	(6,982,678)	(81,360,863)	(2,448,836)	(27,720,553)

Net increase (decrease)	57,980	(1,821,400)	5,264,945	59,222,808	(4,509,969)	(53,344,806)	8,315,126	89,546,903

Class 2 shares

Subscriptions	—	—	—	—	247,032	2,875,327	231,795	2,635,928

Distributions reinvested	44	469	25	314	7,683	85,053	10,731	124,582

Redemptions	—	—	—	—	(38,909)	(456,072)	(26,109)	(284,372)

Net increase	44	469	25	314	215,806	2,504,308	216,417	2,476,138

Total net increase (decrease)	58,024	(1,820,931)	5,264,970	59,223,122	(4,294,163)	(50,840,498)	8,531,543	92,023,041

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	299

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – NFJ Dividend Value Fund				Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	5,487,326	69,445,661	15,845,753	181,412,343	5,008,311	62,680,911	44,601,412	520,487,103

Redemptions	(17,259,841)	(220,038,588)	(2,587,002)	(29,783,632)	(21,659,086)	(277,198,696)	(2,362,995)	(27,657,136)

Net increase (decrease)	(11,772,515)	(150,592,927)	13,258,751	151,628,711	(16,650,775)	(214,517,785)	42,238,417	492,829,967

Class 2 shares

Subscriptions	173,461	2,188,789	130,758	1,486,229	65,295	816,387	54,949	637,353

Redemptions	(16,255)	(211,039)	(10,258)	(115,553)	(11,579)	(147,561)	(6,132)	(72,656)

Net increase	157,206	1,977,750	120,500	1,370,676	53,716	668,826	48,817	564,697

Total net increase (decrease)	(11,615,309)	(148,615,177)	13,379,251	152,999,387	(16,597,059)	(213,848,959)	42,287,234	493,394,664

The accompanying Notes to Financial Statements are an integral part of this statement.

300	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Partners Small Cap Growth Fund				Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	2,634,837	32,954,160	5,707,456	65,144,483	22,305,306	237,143,853	15,623,314	163,050,392

Distributions reinvested	—	—	—	—	4,802,129	49,990,167	3,454,964	35,689,782

Redemptions	(6,645,751)	(84,643,227)	(3,691,307)	(45,397,144)	(2,864,288)	(30,542,989)	(7,001,375)	(73,549,233)

Net increase (decrease)	(4,010,914)	(51,689,067)	2,016,149	19,747,339	24,243,147	256,591,031	12,076,903	125,190,941

Class 2 shares

Subscriptions	55,703	713,513	52,959	629,579	254,379	2,670,814	102,762	1,077,316

Distributions reinvested	—	—	—	—	6,516	67,700	2,424	24,987

Redemptions	(13,113)	(164,809)	(10,147)	(121,080)	(50,668)	(530,914)	(8,823)	(92,747)

Net increase	42,590	548,704	42,812	508,499	210,227	2,207,600	96,363	1,009,556

Total net increase (decrease)	(3,968,324)	(51,140,363)	2,058,961	20,255,838	24,453,374	258,798,631	12,173,266	126,200,497

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	301

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Pyramis® International Equity Fund				Variable Portfolio – Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	9,947,830	98,742,803	24,698,217	256,385,252	34,794,481	360,914,381	25,096,050	257,154,115

Distributions reinvested	4,248,476	41,967,958	4,548,330	51,396,768	3,679,251	37,675,535	1,908,505	19,485,838

Redemptions	(21,020,222)	(218,108,145)	(4,187,558)	(46,108,606)	(6,966,339)	(72,459,959)	(9,041,837)	(92,785,890)

Net increase (decrease)	(6,823,916)	(77,397,384)	25,058,989	261,673,414	31,507,393	326,129,957	17,962,718	183,854,063

Class 2 shares

Subscriptions	69,561	724,122	57,737	626,837	153,165	1,579,464	73,122	749,384

Distributions reinvested	3,303	32,550	1,495	16,720	2,518	25,711	711	7,247

Redemptions	(19,083)	(197,442)	(4,896)	(51,586)	(40,616)	(418,704)	(22,283)	(227,719)

Net increase	53,781	559,230	54,336	591,971	115,067	1,186,471	51,550	528,912

Total net increase (decrease)	(6,770,135)	(76,838,154)	25,113,325	262,265,385	31,622,460	327,316,428	18,014,268	184,382,975

The accompanying Notes to Financial Statements are an integral part of this statement.

302	Annual Report 2012

Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Limited Duration Credit Fund

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.35	$10.27	$10.00

Income from investment operations:

Net investment income	0.26	0.29	0.18

Net realized and unrealized gain (loss)	0.38	(0.05)	0.09

Total from investment operations	0.64	0.24	0.27

Less distributions to shareholders:

Net investment income	(0.31)	(0.13)	—

Net realized gains	—	(0.03)	—

Total distributions to shareholders	(0.31)	(0.16)	—

Net asset value, end of period	$10.68	$10.35	$10.27

Total return	6.25%	2.38%	2.70%

Ratios to average net assets(b)

Total gross expenses	0.59%	0.59%	0.61	%(c)

Total net expenses(d)	0.53%	0.54%	0.54	%(c)

Net investment income	2.43%	2.85%	2.75	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,725,076	$2,681,324	$2,370,410

Portfolio turnover	117%	94%	16	%(e)

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	303

Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.31	$10.25	$10.00

Income from investment operations:

Net investment income	0.22	0.27	0.17

Net realized and unrealized gain (loss)	0.39	(0.05)	0.08

Total from investment operations	0.61	0.22	0.25

Less distributions to shareholders:

Net investment income	(0.28)	(0.13)	—

Net realized gains	—	(0.03)	—

Total distributions to shareholders	(0.28)	(0.16)	—

Net asset value, end of period	$10.64	$10.31	$10.25

Total return	6.05%	2.09%	2.50%

Ratios to average net assets(b)

Total gross expenses	0.84%	0.84%	0.86	%(c)

Total net expenses(d)	0.78%	0.79%	0.79	%(c)

Net investment income	2.13%	2.59%	2.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,521	$4,178	$1,250

Portfolio turnover	117%	94%	16	%(e)

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

304	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Diversified Bond Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.08		$10.47	$10.15

Income from investment operations:

Net investment income	0.23		0.29	0.16

Net realized and unrealized gain	0.33		0.48	0.16

Total from investment operations	0.56		0.77	0.32

Less distributions to shareholders:

Net investment income	(0.26)		(0.11)	—

Net realized gains	(0.08)		(0.05)	—

Total distributions to shareholders	(0.34)		(0.16)	—

Net asset value, end of period	$11.30		$11.08	$10.47

Total return	5.08%		7.41%	3.15%

Ratios to average net assets(b)

Total gross expenses	0.58%		0.59%	0.62	%(c)

Total net expenses(d)	0.58%		0.57%	0.55	%(c)

Net investment income	2.07%		2.69%	2.32	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,890,784		$2,328,963	$1,997,905

Portfolio turnover	131	%(e)	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 60% for the year ended December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	305

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Diversified Bond Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.05		$10.46	$10.15

Income from investment operations:

Net investment income	0.20		0.26	0.15

Net realized and unrealized gain	0.33		0.48	0.16

Total from investment operations	0.53		0.74	0.31

Less distributions to shareholders:

Net investment income	(0.24)		(0.10)	—

Net realized gains	(0.08)		(0.05)	—

Total distributions to shareholders	(0.32)		(0.15)	—

Net asset value, end of period	$11.26		$11.05	$10.46

Total return	4.84%		7.10%	3.05%

Ratios to average net assets(b)

Total gross expenses	0.83%		0.84%	0.85	%(c)

Total net expenses(d)	0.83%		0.83%	0.80	%(c)

Net investment income	1.75%		2.45%	2.22	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,670		$2,415	$817

Portfolio turnover	131	%(e)	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 60% for the year ended December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

306	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Growth Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.26		$11.33	$10.00

Income from investment operations:

Net investment income	0.12		0.09	0.06

Net realized and unrealized gain (loss)	1.47		(0.16)	1.27

Total from investment operations	1.59		(0.07)	1.33

Net asset value, end of period	$12.85		$11.26	$11.33

Total return	14.12%		(0.62%)	13.30%

Ratios to average net assets(b)

Total gross expenses	0.75	%(c)	0.75%	0.78	%(d)

Total net expenses(e)	0.73	%(c)	0.70%	0.70	%(d)

Net investment income	0.94%		0.82%	1.00	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,682,857		$1,702,237	$1,781,141

Portfolio turnover	80%		96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	307

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Growth Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.21		$11.31	$10.00

Income from investment operations:

Net investment income	0.10		0.07	0.09

Net realized and unrealized gain (loss)	1.45		(0.17)	1.22

Total from investment operations	1.55		(0.10)	1.31

Net asset value, end of period	$12.76		$11.21	$11.31

Total return	13.83%		(0.88%)	13.10%

Ratios to average net assets(b)

Total gross expenses	1.00	%(c)	1.00%	1.03	%(d)

Total net expenses(e)	0.99	%(c)	0.95%	0.95	%(d)

Net investment income	0.79%		0.58%	1.24	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,452		$498	$197

Portfolio turnover	80%		96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

308	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.22		$12.31		$10.00

Income from investment operations:

Net investment income	0.17		0.14		0.04

Net realized and unrealized gain (loss)	2.01		(1.74)		2.32

Increase from payments by affiliate	0.00	(b)	0.00	(b)	0.01

Total from investment operations	2.18		(1.60)		2.37

Less distributions to shareholders:

Net investment income	(0.15)		(0.33)		(0.06)

Net realized gains	(0.19)		(0.16)		—

Total distributions to shareholders	(0.34)		(0.49)		(0.06)

Net asset value, end of period	$12.06		$10.22		$12.31

Total return	21.76	%(c)	(13.57	%)(c)	23.75	%(d)

Ratios to average net assets(e)

Total gross expenses	1.11%		1.13%		1.33	%(f)

Total net expenses(g)	1.00%		1.06%		1.15	%(f)

Net investment income	1.49%		1.21%		0.63	%(f)

Supplemental data

Net assets, end of period (in thousands)	$599,148		$517,956		$503,442

Portfolio turnover	41%		32%		20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	309

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.22		$12.31		$10.00

Income from investment operations:

Net investment income	0.13		0.11		0.00	(b)

Net realized and unrealized gain (loss)	2.03		(1.74)		2.35

Increase from payments by affiliate	0.00	(b)	0.00	(b)	0.01

Total from investment operations	2.16		(1.63)		2.36

Less distributions to shareholders:

Net investment income	(0.13)		(0.30)		(0.05)

Net realized gains	(0.19)		(0.16)		—

Total distributions to shareholders	(0.32)		(0.46)		(0.05)

Net asset value, end of period	$12.06		$10.22		$12.31

Total return	21.48	%(c)	(13.77	%)(c)	23.63	%(d)

Ratios to average net assets(e)

Total gross expenses	1.36%		1.39%		1.48	%(f)

Total net expenses(g)	1.25%		1.29%		1.40	%(f)

Net investment income	1.19%		0.95%		0.05	%(f)

Supplemental data

Net assets, end of period (in thousands)	$6,931		$3,625		$1,306

Portfolio turnover	41%		32%		20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

310	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.30		$11.87	$10.00

Income from investment operations:

Net investment income (loss)	0.09		(0.04)	(0.01)

Net realized and unrealized gain (loss)	2.14		(0.53)	1.88

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	2.23		(0.57)	1.87

Net asset value, end of period	$13.53		$11.30	$11.87

Total return	19.74%		(4.80%)	18.70	%(c)

Ratios to average net assets(d)

Total gross expenses	1.01	%(e)	1.00%	1.06	%(f)

Total net expenses(g)	0.96	%(e)	0.97%	0.97	%(f)

Net investment income (loss)	0.70%		(0.35%)	(0.09	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$711,259		$666,865	$656,773

Portfolio turnover	29%		18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	311

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.25		$11.85	$10.00

Income from investment operations:

Net investment income (loss)	0.09		(0.06)	0.00	(b)

Net realized and unrealized gain (loss)	2.11		(0.54)	1.85

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	2.20		(0.60)	1.85

Net asset value, end of period	$13.45		$11.25	$11.85

Total return	19.56%		(5.06%)	18.50	%(c)

Ratios to average net assets(d)

Total gross expenses	1.26	%(e)	1.25%	1.31	%(f)

Total net expenses(g)	1.21	%(e)	1.22%	1.22	%(f)

Net investment income (loss)	0.68%		(0.55%)	0.02	%(f)

Supplemental data

Net assets, end of period (in thousands)	$5,321		$2,710	$779

Portfolio turnover	29%		18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

312	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – DFA International Value Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$8.63		$11.25	$10.00

Income from investment operations:

Net investment income	0.22		0.23	0.07

Net realized and unrealized gain (loss)	1.22		(2.31)	1.27

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	1.44		(2.08)	1.34

Less distributions to shareholders:

Net investment income	(0.20)		(0.23)	(0.09)

Net realized gains	—		(0.30)	—

Tax return of capital	—		(0.01)	—

Total distributions to shareholders	(0.20)		(0.54)	(0.09)

Net asset value, end of period	$9.87		$8.63	$11.25

Total return	17.01%		(19.37%)	13.53	%(c)

Ratios to average net assets(d)

Total gross expenses	0.99	%(e)	1.00%	1.04	%(f)

Total net expenses(g)	0.92	%(e)	0.93%	0.92	%(f)

Net investment income	2.40%		2.29%	1.04	%(f)

Supplemental data

Net assets, end of period (in thousands)	$1,580,912		$1,293,915	$1,254,171

Portfolio turnover	16%		104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	313

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – DFA International Value Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$8.62		$11.24	$10.00

Income from investment operations:

Net investment income	0.20		0.19	0.02

Net realized and unrealized gain (loss)	1.21		(2.29)	1.30

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	1.41		(2.10)	1.32

Less distributions to shareholders:

Net investment income	(0.18)		(0.21)	(0.08)

Net realized gains	—		(0.30)	—

Tax return of capital	—		(0.01)	—

Total distributions to shareholders	(0.18)		(0.52)	(0.08)

Net asset value, end of period	$9.85		$8.62	$11.24

Total return	16.63%		(19.55%)	13.30	%(c)

Ratios to average net assets(d)

Total gross expenses	1.24	%(e)	1.25%	1.29	%(f)

Total net expenses(g)	1.17	%(e)	1.18%	1.17	%(f)

Net investment income	2.23%		1.89%	0.28	%(f)

Supplemental data

Net assets, end of period (in thousands)	$2,269		$1,702	$583

Portfolio turnover	16%		104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

314	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 1	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$9.93	$9.92		$9.62

Income from investment operations:

Net investment income	0.45	0.41	(b)	0.24

Net realized and unrealized gain (loss)	0.28	(0.19	)(b)	0.06

Total from investment operations	0.73	0.22	(b)	0.30

Less distributions to shareholders:

Net investment income	(0.49)	(0.19)		—

Net realized gains	(0.08)	(0.02)		—

Total distributions to shareholders	(0.57)	(0.21)		—

Net asset value, end of period	$10.09	$9.93	(b)	$9.92

Total return	7.59%	2.19	%(b)	3.12%

Ratios to average net assets(c)

Total gross expenses	0.79%	0.79%		0.83	%(d)

Total net expenses(e)	0.72%	0.68%		0.58	%(d)

Net investment income	4.46%	4.15	%(b)	3.89	%(d)

Supplemental data

Net assets, end of period (in thousands)	$776,324	$912,054	(b)	$788,430

Portfolio turnover	41%	46%		19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	315

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 2	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$9.82	$9.83		$9.62

Income from investment operations:

Net investment income	0.42	0.38	(b)	0.25

Net realized and unrealized gain (loss)	0.27	(0.19	)(b)	(0.04)

Total from investment operations	0.69	0.19	(b)	0.21

Less distributions to shareholders:

Net investment income	(0.47)	(0.18)		—

Net realized gains	(0.08)	(0.02)		—

Total distributions to shareholders	(0.55)	(0.20)		—

Net asset value, end of period	$9.96	$9.82	(b)	$9.83

Total return	7.23%	1.91	%(b)	2.18%

Ratios to average net assets(c)

Total gross expenses	1.04%	1.04%		1.08	%(d)

Total net expenses(e)	0.97%	0.95%		0.83	%(d)

Net investment income	4.24%	3.93	%(b)	3.97	%(d)

Supplemental data

Net assets, end of period (in thousands)	$12,156	$8,138	(b)	$1,735

Portfolio turnover	41%	46%		19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

316	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Invesco International Growth Fund

	Year Ended December 31,
Class 1	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$10.54	$11.64		$10.00

Income from investment operations:

Net investment income	0.15	0.21		0.06

Net realized and unrealized gain (loss)	1.46	(0.98)		1.63

Increase from payments by affiliate	—	0.00	(b)	0.01

Total from investment operations	1.61	(0.77)		1.70

Less distributions to shareholders:

Net investment income	(0.14)	(0.21)		(0.06)

Net realized gains	(0.22)	(0.12)		—

Total distributions to shareholders	(0.36)	(0.33)		(0.06)

Net asset value, end of period	$11.79	$10.54		$11.64

Total return	15.74%	(6.92	%)(c)	17.11	%(d)

Ratios to average net assets(e)

Total gross expenses	0.98%	1.00%		1.02	%(f)

Total net expenses(g)	0.97%	0.95%		0.96	%(f)

Net investment income	1.34%	1.86%		0.87	%(f)

Supplemental data

Net assets, end of period (in thousands)	$1,982,101	$1,772,805		$1,645,212

Portfolio turnover	28%	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	317

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Invesco International Growth Fund

	Year Ended December 31,
Class 2	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$10.53	$11.63		$10.00

Income from investment operations:

Net investment income	0.11	0.13		0.02

Net realized and unrealized gain (loss)	1.47	(0.93)		1.65

Increase from payments by affiliate	—	0.00	(b)	0.01

Total from investment operations	1.58	(0.80)		1.68

Less distributions to shareholders:

Net investment income	(0.13)	(0.18)		(0.05)

Net realized gains	(0.22)	(0.12)		—

Total distributions to shareholders	(0.35)	(0.30)		(0.05)

Net asset value, end of period	$11.76	$10.53		$11.63

Total return	15.35%	(7.12	%)(c)	16.89	%(d)

Ratios to average net assets(e)

Total gross expenses	1.23%	1.25%		1.29	%(f)

Total net expenses(g)	1.22%	1.20%		1.21	%(f)

Net investment income	1.03%	1.22%		0.30	%(f)

Supplemental data

Net assets, end of period (in thousands)	$3,080	$1,889		$456

Portfolio turnover	28%	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

318	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.91	$10.39	$10.00

Income from investment operations:

Net investment income	0.26	0.30	0.14

Net realized and unrealized gain	0.24	0.43	0.25

Total from investment operations	0.50	0.73	0.39

Less distributions to shareholders:

Net investment income	(0.27)	(0.13)	—

Net realized gains	(0.03)	(0.08)	—

Total distributions to shareholders	(0.30)	(0.21)	—

Net asset value, end of period	$11.11	$10.91	$10.39

Total return	4.63%	7.09%	3.90%

Ratios to average net assets(b)

Total gross expenses	0.58%	0.60%	0.62	%(c)

Total net expenses(d)	0.58%	0.58%	0.55	%(c)

Net investment income	2.33%	2.83%	2.12	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,817,256	$2,088,567	$1,791,928

Portfolio turnover	14%	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	319

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.87	$10.37	$10.00

Income from investment operations:

Net investment income	0.23	0.27	0.15

Net realized and unrealized gain	0.25	0.43	0.22

Total from investment operations	0.48	0.70	0.37

Less distributions to shareholders:

Net investment income	(0.25)	(0.12)	—

Net realized gains	(0.03)	(0.08)	—

Total distributions to shareholders	(0.28)	(0.20)	—

Net asset value, end of period	$11.07	$10.87	$10.37

Total return	4.47%	6.76%	3.70%

Ratios to average net assets(b)

Total gross expenses	0.83%	0.84%	0.87	%(c)

Total net expenses(d)	0.83%	0.83%	0.80	%(c)

Net investment income	2.07%	2.59%	2.26	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,837	$3,103	$1,173

Portfolio turnover	14%	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

320	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.59	$11.36	$10.00

Income from investment operations:

Net investment income	0.06	0.03	0.05

Net realized and unrealized gain	1.85	0.20	1.31

Total from investment operations	1.91	0.23	1.36

Net asset value, end of period	$13.50	$11.59	$11.36

Total return	16.48%	2.02%	13.60%

Ratios to average net assets(b)

Total gross expenses	0.87%	0.88%	0.91	%(c)

Total net expenses(d)	0.82%	0.83%	0.82	%(c)

Net investment income	0.49%	0.25%	0.81	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,039,067	$916,179	$839,892

Portfolio turnover	47%	44%	25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	321

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.54	$11.33	$10.00

Income from investment operations:

Net investment income	0.05	0.00 (b)	0.08

Net realized and unrealized gain	1.81	0.21	1.25

Total from investment operations	1.86	0.21	1.33

Net asset value, end of period	$13.40	$11.54	$11.33

Total return	16.12%	1.85%	13.30%

Ratios to average net assets(c)

Total gross expenses	1.12%	1.13%	1.16	%(d)

Total net expenses(e)	1.07%	1.08%	1.07	%(d)

Net investment income	0.36%	0.03%	1.20	%(d)

Supplemental data

Net assets, end of period (in thousands)	$2,333	$953	$348

Portfolio turnover	47%	44%	25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

322	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – MFS Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.76	$10.76	$10.00

Income from investment operations:

Net investment income	0.24	0.21	0.10

Net realized and unrealized gain (loss)	1.51	(0.21)	0.66

Total from investment operations	1.75	—	0.76

Net asset value, end of period	$12.51	$10.76	$10.76

Total return	16.26%	0.00%	7.60%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.76%	0.78	%(c)

Total net expenses(d)	0.74%	0.69%	0.64	%(c)

Net investment income	2.05%	1.95%	1.79	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,846,204	$1,739,492	$1,534,188

Portfolio turnover	15%	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	323

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – MFS Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.72	$10.75	$10.00

Income from investment operations:

Net investment income	0.22	0.19	0.11

Net realized and unrealized gain (loss)	1.49	(0.22)	0.64

Total from investment operations	1.71	(0.03)	0.75

Net asset value, end of period	$12.43	$10.72	$10.75

Total return	15.95%	(0.28%)	7.50%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.04	%(c)

Total net expenses(d)	0.99%	0.95%	0.89	%(c)

Net investment income	1.85%	1.80%	1.67	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,766	$1,480	$365

Portfolio turnover	15%	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

324	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Marsico Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.78	$12.06	$10.00

Income from investment operations:

Net investment income	0.10	0.08	0.04

Net realized and unrealized gain (loss)	1.32	(0.36)	2.02

Increase from payments by affiliate	—	—	0.00	(b)

Total from investment operations	1.42	(0.28)	2.06

Net asset value, end of period	$13.20	$11.78	$12.06

Total return	12.05%	(2.32%)	20.60	%(c)

Ratios to average net assets(d)

Total gross expenses	0.75%	0.76%	0.78	%(e)

Total net expenses(f)	0.74%	0.71%	0.70	%(e)

Net investment income	0.75%	0.64%	0.64	%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,676,931	$1,682,839	$1,590,540

Portfolio turnover	81%	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	325

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Marsico Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.73	$12.04	$10.00

Income from investment operations:

Net investment income	0.07	0.06	0.04

Net realized and unrealized gain (loss)	1.32	(0.37)	2.00

Increase from payments by affiliate	—	—	0.00	(b)

Total from investment operations	1.39	(0.31)	2.04

Net asset value, end of period	$13.12	$11.73	$12.04

Total return	11.85%	(2.58%)	20.40	%(c)

Ratios to average net assets(d)

Total gross expenses	1.00%	1.01%	1.03	%(e)

Total net expenses(f)	0.99%	0.97%	0.95	%(e)

Net investment income	0.56%	0.49%	0.51	%(e)

Supplemental data

Net assets, end of period (in thousands)	$3,365	$1,917	$323

Portfolio turnover	81%	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

326	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Mondrian International Small Cap Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.79		$12.46	$10.00

Income from investment operations:

Net investment income	0.29		0.30	0.12

Net realized and unrealized gain (loss)	2.27		(1.33)	2.44

Total from investment operations	2.56		(1.03)	2.56

Less distributions to shareholders:

Net investment income	(0.27)		(0.37)	(0.10)

Net realized gains	(0.63)		(0.27)	—

Total distributions to shareholders	(0.90)		(0.64)	(0.10)

Net asset value, end of period	$12.45		$10.79	$12.46

Total return	25.15%		(8.75%)	25.71%

Ratios to average net assets(b)

Total gross expenses	1.11	%(c)	1.11%	1.20	%(d)

Total net expenses(e)	1.04	%(c)	1.11%	1.20	%(d)

Net investment income	2.45%		2.49%	1.69	%(d)

Supplemental data

Net assets, end of period (in thousands)	$368,165		$318,383	$301,889

Portfolio turnover	17%		21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	327

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Mondrian International Small Cap Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.79		$12.44	$10.00

Income from investment operations:

Net investment income	0.26		0.27	0.11

Net realized and unrealized gain (loss)	2.27		(1.31)	2.41

Total from investment operations	2.53		(1.04)	2.52

Less distributions to shareholders:

Net investment income	(0.24)		(0.34)	(0.08)

Net realized gains	(0.63)		(0.27)	—

Total distributions to shareholders	(0.87)		(0.61)	(0.08)

Net asset value, end of period	$12.45		$10.79	$12.44

Total return	24.85%		(8.83%)	25.29%

Ratios to average net assets(b)

Total gross expenses	1.37	%(c)	1.36%	1.43	%(d)

Total net expenses(e)	1.29	%(c)	1.36%	1.43	%(d)

Net investment income	2.19%		2.24%	1.53	%(d)

Supplemental data

Net assets, end of period (in thousands)	$7		$6	$6

Portfolio turnover	17%		21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

328	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.08		$11.74	$10.00

Income from investment operations:

Net investment income	0.29		0.23	0.17

Net realized and unrealized gain (loss)	2.76		(1.26)	1.56

Increase from payments by affiliate	—		—	0.01

Total from investment operations	3.05		(1.03)	1.74

Less distributions to shareholders:

Net investment income	(0.04)		(0.48)	—

Net realized gains	(0.20)		(0.15)	—

Total distributions to shareholders	(0.24)		(0.63)	—

Net asset value, end of period	$12.89		$10.08	$11.74

Total return	30.62%		(9.51%)	17.40	%(b)

Ratios to average net assets(c)

Total gross expenses	1.03	%(d)	1.01%	1.11	%(e)

Total net expenses(f)	0.89	%(d)	0.88%	0.86	%(e)

Net investment income	2.46%		2.09%	2.48	%(e)

Supplemental data

Net assets, end of period (in thousands)	$454,820		$401,238	$369,366

Portfolio turnover	31%		18%	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	329

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.05		$11.71	$10.00

Income from investment operations:

Net investment income	0.26		0.21	0.16

Net realized and unrealized gain (loss)	2.74		(1.25)	1.54

Increase from payments by affiliate	—		—	0.01

Total from investment operations	3.00		(1.04)	1.71

Less distributions to shareholders:

Net investment income	(0.01)		(0.47)	—

Net realized gains	(0.20)		(0.15)	—

Total distributions to shareholders	(0.21)		(0.62)	—

Net asset value, end of period	$12.84		$10.05	$11.71

Total return	30.21%		(9.62%)	17.10	%(b)

Ratios to average net assets(c)

Total gross expenses	1.29	%(d)	1.27%	1.35	%(e)

Total net expenses(f)	1.14	%(d)	1.13%	1.11	%(e)

Net investment income	2.22%		1.95%	2.16	%(e)

Supplemental data

Net assets, end of period (in thousands)	$6,516		$2,929	$880

Portfolio turnover	31%		18%	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

330	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – NFJ Dividend Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010	(a)
Per share data
Net asset value, beginning of period	$11.66	$11.26	$10.00

Income from investment operations:

Net investment income	0.38	0.36	0.25

Net realized and unrealized gain	1.25	0.04	1.01

Total from investment operations	1.63	0.40	1.26

Net asset value, end of period	$13.29	$11.66	$11.26

Total return	13.98%	3.55%	12.60%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.76%	0.78	%(c)

Total net expenses(d)	0.75%	0.72%	0.64	%(c)

Net investment income	2.98%	3.15%	3.73	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,843,656	$1,754,511	$1,544,544

Portfolio turnover	42%	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	331

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – NFJ Dividend Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010	(a)
Per share data
Net asset value, beginning of period	$11.61	$11.24	$10.00

Income from investment operations:

Net investment income	0.35	0.34	0.25

Net realized and unrealized gain	1.25	0.03	0.99

Total from investment operations	1.60	0.37	1.24

Net asset value, end of period	$13.21	$11.61	$11.24

Total return	13.78%	3.29%	12.40%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.03	%(c)

Total net expenses(d)	1.00%	0.99%	0.89	%(c)

Net investment income	2.75%	3.00%	3.69	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,883	$1,589	$183

Portfolio turnover	42%	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

332	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.41	$11.42	$10.00

Income from investment operations:

Net investment income	0.04	0.01	0.01

Net realized and unrealized gain (loss)	1.51	(0.02)	1.41

Total from investment operations	1.55	(0.01)	1.42

Net asset value, end of period	$12.96	$11.41	$11.42

Total return	13.58%	(0.09%)	14.20%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.75%	0.80	%(c)

Total net expenses(d)	0.75%	0.73%	0.70	%(c)

Net investment income	0.31%	0.09%	0.18	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,685,695	$1,673,806	$1,192,955

Portfolio turnover	63%	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	333

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.36	$11.40	$10.00

Income from investment operations:

Net investment income (loss)	0.02	(0.01)	(0.01)

Net realized and unrealized gain (loss)	1.49	(0.03)	1.41

Total from investment operations	1.51	(0.04)	1.40

Net asset value, end of period	$12.87	$11.36	$11.40

Total return	13.29%	(0.35%)	14.00%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.04	%(c)

Total net expenses(d)	1.00%	0.99%	0.95	%(c)

Net investment income (loss)	0.16%	(0.06%)	(0.12	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$1,367	$596	$42

Portfolio turnover	63%	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

334	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Growth Fund

	Year Ended December 31,
Class 1	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.74	$11.77		$10.00

Income from investment operations:

Net investment income (loss)	0.04	(0.03)		(0.02)

Net realized and unrealized gain (loss)	1.27	(0.00	)(b)(c)	1.79

Total from investment operations	1.31	(0.03)		1.77

Net asset value, end of period	$13.05	$11.74		$11.77

Total return	11.16%	(0.25%)		17.70%

Ratios to average net assets(d)

Total gross expenses	1.03%	1.03%		1.08	%(e)

Total net expenses(f)	0.99%	1.03%		1.07	%(e)

Net investment income (loss)	0.33%	(0.29%)		(0.24	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$510,214	$505,966		$483,631

Portfolio turnover	70%	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	335

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Growth Fund

	Year Ended December 31,
Class 2	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.68	$11.75		$10.00

Income from investment operations:

Net investment income (loss)	0.03	(0.05)		(0.03)

Net realized and unrealized gain (loss)	1.25	(0.02	)(b)	1.78

Total from investment operations	1.28	(0.07)		1.75

Net asset value, end of period	$12.96	$11.68		$11.75

Total return	10.96%	(0.60%)		17.50%

Ratios to average net assets(c)

Total gross expenses	1.28%	1.28%		1.34	%(d)

Total net expenses(e)	1.24%	1.28%		1.32	%(d)

Net investment income (loss)	0.21%	(0.47%)		(0.40	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$1,252	$631		$131

Portfolio turnover	70%	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

336	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.62	$10.37	$10.00

Income from investment operations:

Net investment income	0.07	0.21	0.08

Net realized and unrealized gain	0.17	0.35	0.29

Total from investment operations	0.24	0.56	0.37

Less distributions to shareholders:

Net investment income	(0.20)	(0.08)	—

Net realized gains	(0.18)	(0.23)	—

Total distributions to shareholders	(0.38)	(0.31)	—

Net asset value, end of period	$10.48	$10.62	$10.37

Total return	2.32%	5.53%	3.70%

Ratios to average net assets(b)

Total gross expenses	0.62%	0.63%	0.68	%(c)

Total net expenses(d)	0.60%	0.56%	0.55	%(c)

Net investment income	0.69%	2.04%	1.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,479,732	$1,241,618	$1,087,790

Portfolio turnover	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	337

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.59	$10.36	$10.00

Income from investment operations:

Net investment income	0.04	0.19	0.08

Net realized and unrealized gain	0.17	0.34	0.28

Total from investment operations	0.21	0.53	0.36

Less distributions to shareholders:

Net investment income	(0.18)	(0.07)	—

Net realized gains	(0.18)	(0.23)	—

Total distributions to shareholders	(0.36)	(0.30)	—

Net asset value, end of period	$10.44	$10.59	$10.36

Total return	2.05%	5.20%	3.60%

Ratios to average net assets(b)

Total gross expenses	0.87%	0.88%	0.95	%(c)

Total net expenses(d)	0.85%	0.81%	0.80	%(c)

Net investment income	0.40%	1.79%	1.25	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,684	$1,509	$478

Portfolio turnover	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

338	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Pyramis® International Equity Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.65	$11.57	$10.00

Income from investment operations:

Net investment income	0.23	0.24	0.05

Net realized and unrealized gain (loss)	1.73	(1.62)	1.56

Total from investment operations	1.96	(1.38)	1.61

Less distributions to shareholders:

Net investment income	(0.21)	(0.26)	(0.04)

Net realized gains	(0.16)	(0.28)	—

Total distributions to shareholders	(0.37)	(0.54)	(0.04)

Net asset value, end of period	$11.24	$9.65	$11.57

Total return	20.92%	(12.59%)	16.14%

Ratios to average net assets(b)

Total gross expenses	1.01%	1.01%	1.06	%(c)

Total net expenses(d)	0.98%	0.95%	0.96	%(c)

Net investment income	2.19%	2.19%	0.81	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,195,137	$1,091,985	$1,019,309

Portfolio turnover	66%	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	339

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Pyramis® International Equity Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.63	$11.56	$10.00

Income from investment operations:

Net investment income	0.19	0.19	0.02

Net realized and unrealized gain (loss)	1.74	(1.60)	1.57

Total from investment operations	1.93	(1.41)	1.59

Less distributions to shareholders:

Net investment income	(0.19)	(0.24)	(0.03)

Net realized gains	(0.16)	(0.28)	—

Total distributions to shareholders	(0.35)	(0.52)	(0.03)

Net asset value, end of period	$11.21	$9.63	$11.56

Total return	20.59%	(12.87%)	15.92%

Ratios to average net assets(b)

Total gross expenses	1.26%	1.26%	1.30	%(c)

Total net expenses(d)	1.24%	1.20%	1.21	%(c)

Net investment income	1.88%	1.85%	0.22	%(c)

Supplemental data
Net assets, end of period (in thousands)	$1,297	$596	$87

Portfolio turnover	66%	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

340	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.32	$10.19	$10.02

Income from investment operations:

Net investment income	0.11	0.14	0.11

Net realized and unrealized gain	0.10	0.10	0.06

Total from investment operations	0.21	0.24	0.17

Less distributions to shareholders:

Net investment income	(0.12)	(0.08)	—

Net realized gains	(0.08)	(0.03)	—

Total distributions to shareholders	(0.20)	(0.11)	—

Net asset value, end of period	$10.33	$10.32	$10.19

Total return	2.01%	2.41%	1.70%

Ratios to average net assets(b)

Total gross expenses	0.60%	0.60%	0.62	%(c)

Total net expenses(d)	0.59%	0.57%	0.55	%(c)

Net investment income	1.03%	1.34%	1.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,106,703	$1,779,392	$1,574,515

Portfolio turnover	356%	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	341

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.29	$10.17	$10.02

Income from investment operations:

Net investment income	0.08	0.11	0.10

Net realized and unrealized gain	0.10	0.11	0.05

Total from investment operations	0.18	0.22	0.15

Less distributions to shareholders:

Net investment income	(0.10)	(0.07)	—

Net realized gains	(0.08)	(0.03)	—

Total distributions to shareholders	(0.18)	(0.10)	—

Net asset value, end of period	$10.29	$10.29	$10.17

Total return	1.76%	2.18%	1.50%

Ratios to average net assets(b)

Total gross expenses	0.85%	0.85%	0.86	%(c)

Total net expenses(d)	0.84%	0.82%	0.80	%(c)

Net investment income	0.76%	1.10%	1.57	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,189	$1,005	$469

Portfolio turnover	356%	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

342	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Variable Portfolio – Limited Duration Credit Fund; Variable Portfolio – American Century Diversified Bond Fund; Variable Portfolio – American Century Growth Fund; Variable Portfolio – Columbia Wanger International Equities Fund; Variable Portfolio – Columbia Wanger U.S. Equities Fund; Variable Portfolio – DFA International Value Fund; Variable Portfolio – Eaton Vance Floating-Rate Income Fund; Variable Portfolio – Invesco International Growth Fund; Variable Portfolio – J.P. Morgan Core Bond Fund; Variable Portfolio – Jennison Mid Cap Growth Fund; Variable Portfolio – MFS Value Fund; Variable Portfolio – Marsico Growth Fund; Variable Portfolio – Mondrian International Small Cap Fund; Variable Portfolio – Morgan Stanley Global Real Estate Fund; Variable Portfolio – NFJ Dividend Value Fund; Variable Portfolio – Nuveen Winslow Large Cap Growth Fund; Variable Portfolio – Partners Small Cap Growth Fund; Variable Portfolio – PIMCO Mortgage-Backed Securities Fund; Variable Portfolio – Pyramis International Equity Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund, other than Variable Portfolio – Morgan Stanley Global Real Estate Fund, is classified as a diversified fund under the 1940 Act. Variable Portfolio – Morgan Stanley Global Real Estate Fund is currently classified as a non-diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For certain Funds, other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses for the year ended December 31, 2012.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available

Annual Report 2012	343

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Each Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreementt between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the

344	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities.	Variable Portfolio – American Century Diversified Bond Fund and Variable Portfolio – Mondrian International Small Cap Fund
To shift foreign currency exposure back to U.S. dollars.	Variable Portfolio – Mondrian International Small Cap Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark.	Columbia Variable Portfolio – Limited Duration Credit Fund and Variable Portfolio – American Century Diversified Bond Fund
To manage exposure to movements in interest rates.	Columbia Variable Portfolio – Limited Duration Credit Fund and Variable Portfolio – American Century Diversified Bond Fund

Futures contracts	Funds
To manage exposure to the securities market	Variable Portfolio – Pyramis International Equity Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.	Variable Portfolio – Pyramis International Equity Fund

Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio — Limited Duration Credit Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	1,169,059	*

Annual Report 2012	345

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	55,741	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(20,829,258)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	5,905,544

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	34,361

Variable Portfolio — American Century Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	53,525

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	(457,919)

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	1,317,369	—	1,317,369
Interest rate contracts	—	26,237	26,237
Total	1,317,369	26,237	1,343,606

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(3,530,827)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	16
Futures contracts	50

Variable Portfolio — Mondrian International Small Cap Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	18,235

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	114,552

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(217,256)

346	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(260,879)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	11

Variable Portfolio — Pyramis International Equity Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	190,014	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	3,873,252
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	29,149

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	1,920

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Floating Rate Loans

Certain Funds invest primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Delayed Delivery Securities and Forward Sale Commitments

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Annual Report 2012	347

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Principal Only Securities

Certain Funds may invest in Principal Only Securities (POs). POs are stripped mortgage backed securities entitled to receive most, if not all, of the principal from the underlying mortgage assets, but not the interest. The Fund assumes the risk, as the holder of a PO security, that it may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

348	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2012	349

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund and Variable Portfolio – Pyramis International Equity Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)

No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.48	0.29	0.46

Variable Portfolio – American Century Diversified Bond Fund	0.48	0.40	0.45

Variable Portfolio – American Century Growth Fund	0.65	0.50	0.63

Variable Portfolio – Columbia Wanger International Equities Fund	0.95	0.85	0.91

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.90	0.80	0.85

Variable Portfolio – DFA International Value Fund	0.85	0.70	0.83

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.63	0.53	0.63

Variable Portfolio – Invesco International Growth Fund	0.85	0.70	0.83

Variable Portfolio – J.P. Morgan Core Bond Fund	0.48	0.40	0.45

350	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)

Variable Portfolio – Jennison Mid Cap Growth Fund	0.75	0.65	0.75

Variable Portfolio – MFS Value Fund	0.65	0.50	0.63

Variable Portfolio – Marsico Growth Fund*	0.65	0.50	0.63

Variable Portfolio – Mondrian International Small Cap Fund	0.95	0.85	0.94

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.85	0.75	0.85

Variable Portfolio – NFJ Dividend Value Fund	0.65	0.50	0.63

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.65	0.50	0.63

Variable Portfolio – Partners Small Cap Growth Fund	0.90	0.80	0.87

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.48	0.40	0.47

Variable Portfolio – Pyramis International Equity Fund	0.85	0.70	0.84

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.48	0.40	0.46

*	In January 2013, the Board approved a voluntary waiver for the Variable Portfolio — Marsico Growth Fund to reduce the fee rate charged on the Fund’s assets between $1.5 billion and $2 billion from 0.60% to 0.55%. The voluntary waiver became effective on January 23, 2013.

Subadvisory Agreements

The Investment Manager contracts with and compensates subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio – American Century Diversified Bond Fund	American Century Investment Management, Inc.

Variable Portfolio – American Century Growth Fund	American Century Investment Management, Inc.

Variable Portfolio – Columbia Wanger International Equities Fund	Columbia Wanger Asset Management LLC**

Variable Portfolio – Columbia Wanger U.S. Equities Fund	Columbia Wanger Asset Management LLC**

Variable Portfolio – DFA International Value Fund	Dimensional Fund Advisors, L.P.

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Eaton Vance Management

Variable Portfolio – Invesco International Growth Fund	Invesco Advisers, Inc.

Variable Portfolio – J.P. Morgan Core Bond Fund	J.P Morgan Investment Management Inc.

Variable Portfolio – Jennison Mid Cap Growth Fund	Jennison Associates LLC

Variable Portfolio – MFS Value Fund	Massachusetts Financial Services Company

Variable Portfolio – Marsico Growth Fund	Marsico Capital Management, LLC
Variable Portfolio – Mondrian International Small Cap Fund	Mondrian Investment Partners Limited

Variable Portfolio – Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.

Variable Portfolio – NFJ Dividend Value Fund	NFJ Investment Group LLC

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management, LLC

Fund	Subadviser

Variable Portfolio – Partners Small Cap Growth Fund	Palisade Capital Management, L.L.C.*** The London Company**** Wells Capital Management Incorporated

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	Pacific Investment Management Company LLC

Variable Portfolio – Pyramis International Equity Fund	Pyramis Global Advisors, LLC

Variable Portfolio – Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

**	A wholly-owned subsidiary of the Investment Manager.
***	Subadvisory agreement became effective on November 17, 2012; prior to November 17, 2012, TCW Investment Management Company was a subadvisor to the Fund.
****	London Company of Virginia, doing business as The London Company.

New investments in Variable Portfolio – Partners Small Cap Growth Fund, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination of the allocation that is in the best interests of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Administration fee (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.07	0.04	0.06

Variable Portfolio – American Century Diversified Bond Fund	0.07	0.04	0.06

Variable Portfolio – American Century Growth Fund	0.06	0.03	0.05

Variable Portfolio – Columbia Wanger International Equities Fund	0.08	0.05	0.08

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.08	0.05	0.08

Variable Portfolio – DFA International Value Fund	0.08	0.05	0.08

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.07	0.04	0.07

Variable Portfolio – Invesco International Growth Fund	0.08	0.05	0.07

Variable Portfolio – J.P. Morgan Core Bond Fund	0.07	0.04	0.06

Variable Portfolio – Jennison Mid Cap Growth Fund	0.06	0.03	0.06

Variable Portfolio – MFS Value Fund	0.06	0.03	0.05

Variable Portfolio – Marsico Growth Fund	0.06	0.03	0.05

Variable Portfolio – Mondrian International Small Cap Fund	0.08	0.05	0.08

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.08	0.05	0.08

Annual Report 2012	351

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	High (%)	Low (%)	Effective Administration fee (%)

Variable Portfolio – NFJ Dividend Value Fund	0.06	0.03	0.05

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.06	0.03	0.05

Variable Portfolio – Partners Small Cap Growth Fund	0.08	0.05	0.08

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.07	0.04	0.07

Variable Portfolio – Pyramis International Equity Fund	0.08	0.05	0.08

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.07	0.04	0.06

Other Expenses

Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were as follows:

Fund

Columbia Variable Portfolio – Limited Duration Credit Fund	$9,548

Variable Portfolio – American Century Diversified Bond Fund	8,995

Variable Portfolio – American Century Growth Fund	6,712

Variable Portfolio – Columbia Wanger International Equities Fund	3,059

Variable Portfolio – Columbia Wanger U.S. Equities Fund	3,479

Variable Portfolio – DFA International Value Fund	5,625

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	4,079

Variable Portfolio – Invesco International Growth Fund	7,010

Variable Portfolio – J.P. Morgan Core Bond Fund	8,505

Variable Portfolio – Jennison Mid Cap Growth Fund	4,327

Variable Portfolio – MFS Value Fund	6,823

Variable Portfolio – Marsico Growth Fund	6,666

Variable Portfolio – Mondrian International Small Cap Fund	2,374

Variable Portfolio – Morgan Stanley Global Real Estate Fund	2,662

Variable Portfolio – NFJ Dividend Value Fund	6,823

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	6,683

Variable Portfolio – Partners Small Cap Growth Fund	2,913

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	5,417

Variable Portfolio – Pyramis International Equity Fund	4,795

Variable Portfolio – Wells Fargo Short Duration Government Fund	7,155

Compensation of Board Members

Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.53	0.78

Variable Portfolio – American Century Diversified Bond Fund	0.71	0.96

Variable Portfolio – American Century Growth Fund	0.79	1.04

Variable Portfolio – Columbia Wanger International Equities Fund	1.00	1.25

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.96	1.21

Variable Portfolio – DFA International Value Fund	0.91	1.16

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.72	0.97

Variable Portfolio – Invesco International Growth Fund	1.00	1.25

Variable Portfolio – J.P. Morgan Core Bond Fund	0.71	0.96

Variable Portfolio – Jennison Mid Cap Growth Fund	0.82	1.07

Variable Portfolio – MFS Value Fund	0.79	1.04

352	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	Class 1 (%)	Class 2 (%)

Variable Portfolio – Marsico Growth Fund	0.79	1.04

Variable Portfolio – Mondrian International Small Cap Fund	1.00	1.25

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.89	1.14

Variable Portfolio – NFJ Dividend Value Fund	0.76	1.01

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.79	1.04

Variable Portfolio – Partners Small Cap Growth Fund	0.97	1.22

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.64	0.89

Variable Portfolio – Pyramis International Equity Fund	1.00	1.25

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.60	0.85

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.54	0.79

Variable Portfolio – American Century Diversified Bond Fund	0.70	0.95

Variable Portfolio – American Century Growth Fund	0.70	0.95

Variable Portfolio – Columbia Wanger International Equities Fund	1.01	1.26

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.97	1.22

Variable Portfolio – DFA International Value Fund	0.93	1.18

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.73	0.98

Variable Portfolio – Invesco International Growth Fund	0.95	1.20

Variable Portfolio – J.P. Morgan Core Bond Fund	0.70	0.95

Variable Portfolio – Jennison Mid Cap Growth Fund	0.83	1.08

Variable Portfolio – MFS Value Fund	0.72	0.97

Variable Portfolio – Marsico Growth Fund	0.72	0.97

Variable Portfolio – Mondrian International Small Cap Fund	1.16	1.41

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.89	1.14

Variable Portfolio – NFJ Dividend Value Fund	0.76	1.01

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.74	0.99

Variable Portfolio – Partners Small Cap Growth Fund	1.06	1.31

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.56	0.81

Variable Portfolio – Pyramis International Equity Fund	0.95	1.20

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.58	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of distributions from investments, derivative investments and investments in delayed delivery and forward sale commitments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	—	—	—

Variable Portfolio – American Century Diversified Bond Fund	1,965,506	(1,965,506)	—

Variable Portfolio – Columbia Wanger International Equities Fund	2,491,648	(2,491,648)	—

Variable Portfolio – DFA International Value Fund	(396,160)	(127,176)	523,336

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	—	—	—

Variable Portfolio – Invesco International Growth Fund	62,630	(62,630)	—

Variable Portfolio – J.P. Morgan Core Bond Fund	39,515	(39,515)	—

Variable Portfolio – Mondrian International Small Cap Fund	1,025,337	(1,025,337)	—

Variable Portfolio – Morgan Stanley Global Real Estate Fund	4,416,844	(4,416,844)	—

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	—	—	—

Annual Report 2012	353

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)

Variable Portfolio – Pyramis International Equity Fund	1,180,128	(1,180,128)	—

Variable Portfolio – Wells Fargo Short Duration Government Fund	—	—	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Opertaions, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2012				Year ended December 31, 2011
Fund	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	73,078,977	—	—	73,078,977	39,417,540	1,704,342	—	41,121,882

Variable Portfolio – American Century Diversified Bond Fund	70,510,049	8,035,817	—	78,545,866	32,403,535	—	—	32,403,535

Variable Portfolio – Columbia Wanger International Equities Fund	7,850,356	9,986,748	—	17,837,104	18,813,120	2,263,546	—	21,076,666

Variable Portfolio – DFA International Value Fund	34,002,193	—	—	34,002,193	65,140,826	—	1,371,531	66,512,357

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	45,298,924	1,886,640	—	47,185,564	18,478,726	—	—	18,478,726

Variable Portfolio – Invesco International Growth Fund	43,725,879	19,790,853	—	63,516,732	48,186,308	770,836	—	48,957,144

Variable Portfolio – J.P. Morgan Core Bond Fund	64,360,860	6,095,181	—	70,456,041	38,455,484	—	—	38,455,484

Variable Portfolio – Mondrian International Small Cap Fund	14,935,990	11,827,811	—	26,763,801	16,408,545	—	—	16,408,545

Variable Portfolio – Morgan Stanley Global Real Estate Fund	4,373,031	4,808,753	—	9,181,784	20,455,346	477,313	—	20,932,659

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	48,909,770	1,148,097	—	50,057,867	35,468,092	246,677	—	35,714,769

Variable Portfolio – Pyramis International Equity Fund	26,674,273	15,326,235	—	42,000,508	47,919,048	3,494,440	—	51,413,488

Variable Portfolio – Wells Fargo Short Duration Government Fund	34,155,825	3,545,421	—	37,701,246	19,493,085	—	—	19,493,085

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income ($)	Undistributed accumulated long-term gain ($)	Accumulated realized loss ($)	Unrealized appreciation (depreciation) ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	98,329,454	—	—	65,401,221

Variable Portfolio – American Century Diversified Bond Fund	77,435,090	34,895,009	—	101,722,463

Variable Portfolio – Columbia Wanger International Equities Fund	10,996,987	9,847,970	—	81,808,554

Variable Portfolio – DFA International Value Fund	890,797	—	(22,590,908)	103,715,754

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	36,642,954	5,017,349	—	5,262,636

Fund	Undistributed ordinary income ($)	Undistributed accumulated long-term gain ($)	Accumulated realized loss ($)	Unrealized appreciation (depreciation) ($)

Variable Portfolio – Invesco International Growth Fund	6,144,390	21,142,784	—	299,652,326

Variable Portfolio – J.P. Morgan Core Bond Fund	61,550,692	4,471,081	—	113,678,127

Variable Portfolio – Mondrian International Small Cap Fund	5,991,967	9,225,917	—	61,377,471

Variable Portfolio – Morgan Stanley Global Real Estate Fund	32,758,648	14,214,417	—	71,096,752

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	31,319,118	489,606	—	1,993,224

Variable Portfolio – Pyramis International Equity Fund	7,127,364	29,758,282	—	140,623,696

Variable Portfolio – Wells Fargo Short Duration Government Fund	36,375,658	2,651,052	—	4,105,355

354	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net appreciation (depreciation) ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	2,639,516,420	67,104,421	(1,703,200)	65,401,221

Variable Portfolio – American Century Diversified Bond Fund	3,030,514,970	104,830,046	(3,107,583)	101,722,463

Variable Portfolio – Columbia Wanger International Equities Fund	523,544,166	110,577,658	(28,769,104)	81,808,554

Variable Portfolio – DFA International Value Fund	1,476,112,498	206,167,440	(102,451,686)	103,715,754

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	782,779,702	10,442,228	(5,179,592)	5,262,636

Variable Portfolio – Invesco International Growth Fund	1,683,555,400	329,622,980	(29,970,654)	299,652,326

Variable Portfolio – J.P. Morgan Core Bond Fund	2,722,971,964	120,278,685	(6,600,558)	113,678,127

Variable Portfolio – Mondrian International Small Cap Fund	306,461,096	72,237,023	(10,859,552)	61,377,471

Variable Portfolio – Morgan Stanley Global Real Estate Fund	387,979,460	73,521,527	(2,424,775)	71,096,752

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	1,911,720,147	7,274,441	(5,281,217)	1,993,224

Variable Portfolio – Pyramis International Equity Fund	1,054,019,196	158,291,608	(17,667,912)	140,623,696

Variable Portfolio – Wells Fargo Short Duration Government Fund	2,133,154,730	9,432,417	(5,327,062)	4,105,355

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Unlimited short-term ($)	Unlimited long-term ($)	Total ($)

Variable Portfolio – DFA International Value Fund	21,589,245	1,001,663	22,590,908

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended December 31, 2012, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized ($)	Expired ($)
Columbia Variable Portfolio – Limited Duration Credit Fund	32,155,579	—
Variable Portfolio – DFA International Value Fund	13,202,382	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	2,952,108,250	3,028,790,474	413,195,529	237,083,058

Variable Portfolio – American Century Diversified Bond Fund	4,133,864,166	3,542,064,418	3,668,818,719	3,033,399,733

Variable Portfolio – American Century Growth Fund	1,407,733,914	1,622,981,669	—	—

Variable Portfolio – Columbia Wanger International Equities Fund	224,877,554	223,929,033	—	—

Variable Portfolio – Columbia Wanger U.S. Equities Fund	203,775,080	270,982,989	—	—

Variable Portfolio – DFA International Value Fund	310,037,809	228,050,213	—	—

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	347,967,459	534,725,932	—	—

Variable Portfolio – Invesco International Growth Fund	484,691,188	557,988,552	—	—

Variable Portfolio – J.P. Morgan Core Bond Fund	1,018,344,656	339,556,929	485,254,658	128,371,467

Variable Portfolio – Jennison Mid Cap Growth Fund	457,389,481	496,544,938	—	—

Variable Portfolio – MFS Value Fund	267,806,592	382,122,455	—	—

Variable Portfolio – Marsico Growth Fund	1,352,046,700	1,628,410,713	—	—

Annual Report 2012	355

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Variable Portfolio – Mondrian International Small Cap Fund	58,257,452	78,735,102	—	—

Variable Portfolio – Morgan Stanley Global Real Estate Fund	132,440,841	170,372,576	—	—

Variable Portfolio – NFJ Dividend Value Fund	748,715,082	802,354,386	—	—

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	1,081,084,566	1,264,797,049	—	—

Variable Portfolio – Partners Small Cap Growth Fund	353,762,128	405,514,771	—	—

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	17,393,900,149	17,220,808,126	17,363,951,116	17,117,930,408

Variable Portfolio – Pyramis International Equity Fund	732,047,764	812,274,803	—	—

Variable Portfolio – Wells Fargo Short Duration Government Fund	7,229,442,912	6,943,712,592	6,579,024,825	6,260,010,530

Note 6. Payment by Affiliates

During the year ended December 31, 2012, the Investment Manager reimbursed the Variable Portfolio – Columbia Wanger International Equities Fund $5,317 for a loss on a trading error.

Note 7. Commission Recapture

Variable Portfolio – Pyramis International Equity Fund participated in the Pyramis Global Advisors’ commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2012, the Fund received cash rebates of $653,921 from the Program which are included in net realized gain or loss on investments in the Statement of Operations.

Note 8. Lending of Portfolio Securities

Effective December 31, 2012, the Funds no longer participate in securities lending activity. Prior to that date, each Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Funds into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Funds received income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Funds continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Funds did not have any securities on loan.

Note 9. Affiliated Money Market Fund

Each Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends – affiliated issuers” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At December 31, 2012, the affiliated shareholder accounts owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds.

Note 11. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

356	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

For the year ended December 31, 2012, the average daily loan balance outstanding for the following Funds on days when borrowings existed was as follows:

Fund	Average Daily Loan Balance Outstanding ($)	Weighted Average Interest Rate (%)

Variable Portfolio – American Century Growth Fund	8,466,667	1.22

Variable Portfolio – Columbia Wanger U.S. Equities Fund	2,500,000	1.21

Variable Portfolio – DFA International Value Fund	4,750,000	1.21

Variable Portfolio – Mondrian International Small Cap Fund	4,583,333	1.21

Variable Portfolio – Morgan Stanley Global Real Estate Fund	4,560,000	1.21

No other Funds had borrowings during the year ended December 31, 2012.

Note 12. Significant Risks

Consumer Discretionary Sector Risk

Variable Portfolio – Marsico Growth Fund and Variable Portfolio – Nuveen Winslow Large Cap Growth Fund portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Financial Sector Risk

Variable Portfolio – MFS Value Fund and Variable Portfolio – NFJ Dividend Value Fund portfolio managers may invest significantly in issuers operating in the financial sector. Each Fund may be more susceptible to the particular risks of this sector than if each Fund were invested in a wider variety of issuers operating in unrelated sectors.

Floating Rate Loan Risk

Variable Portfolio – Eaton Vance Floating-Rate Income Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industrial Sector Risk

Variable Portfolio – Columbia Wanger U.S. Equities Fund portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Risk

Variable Portfolio – American Century Growth Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund portfolio managers may invest significantly in issuers operating in the information technology sector. Each Fund may be more susceptible to the particular risks of this sector than if each Fund were invested in a wider variety of issuers operating in unrelated sectors.

Non-Diversification Risk

Variable Portfolio – Morgan Stanley Global Real Estate Fund is a non-diversified fund. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio

Annual Report 2012	357

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Small and Mid-sized Company Risk

Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small and medium size companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Note 13. Correction of Error in Prior Financial Statements

During the preparation of the December 31, 2012 financial statements, it was determined that certain amounts reported in the December 31, 2011 financial statements for Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the Fund) were incorrect due to an overstatement of reported interest income during that year. Accordingly, certain account balances or line items in the Statement of Changes in Net Assets and Financial Highlights for 2011 have been restated to correct for the error. The result of the correction was a decrease to investment income and net assets for the year then ended. These changes also impacted the net asset value, net investment income ratio and total return of the Fund as then reported. The following represents the previously reported information and the corrected information:

	Year Ended December 31, 2011
	Previously Reported	Corrected
Statement of Changes in Net Assets
Net investment income	$40,463,228	$36,429,708
Net increase in net assets resulting from operations	21,522,016	17,488,496
Total increase in net assets	134,061,299	130,027,779
Net assets at end of year	924,225,565	920,192,045
Undistributed net investment income	40,460,493	36,426,973

	Year Ended December 31, 2011
	Previously Reported	Corrected
Financial Highlights, Class 1
Net investment income, per share	$0.46	$0.41
Net realized and unrealized loss, per share	(0.20)	(0.19)
Total income from investment operations, per share	0.26	0.22
Net asset value, end of period, per share	9.97	9.93
Total Return	2.60%	2.19%
Net investment income ratio	4.61%	4.15%
Net assets, end of period (in thousands)	$916,052	$912,054
Financial Highlights, Class 2
Net investment income, per share	$0.43	$0.38
Net realized and unrealized loss, per share	(0.20)	(0.19)
Total income from investment operations, per share	0.23	0.19
Net asset value, end of period, per share	9.86	9.82
Total Return	2.33%	1.91%
Net investment income ratio	4.39%	3.93%
Net assets, end of period (in thousands)	8,173	8,138

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

358	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	359

Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Variable Portfolio – Partners Small Cap Growth Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis® International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund (the “Funds”) (constituting part of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

We also have audited the adjustments to the statement of changes in net assets and financial highlights presented in the financial statements of Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the “Fund”) as of and for the year ended December 31, 2011 previously audited by another independent registered public accounting firm to correct for the error described in Note 13. Accordingly, the Statement of Changes in Net Assets and Financial Highlights presented in those financial statements and included herein, have been restated to correct for the error. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2011 financial statements of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2011 financial statements.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

March 1, 2013

360	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Conservative Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 19.9%
	Shares	Value ($)
Global Real Estate 0.5%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	1,419,183	18,293,271

International 4.2%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	908,535	10,956,938

Variable Portfolio — DFA International Value Fund, Class 1(a)	3,993,538	39,416,216

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	3,639,126	42,905,297

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	1,179,551	14,685,412

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	3,444,951	38,721,249

Total		146,685,112

U.S. Large Cap 10.5%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	3,454,677	49,470,971

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	2,337,525	27,372,417

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	3,735,200	47,997,318

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	1,375,658	18,612,646

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	4,252,911	53,203,921

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	3,598,468	47,499,777

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	4,019,806	53,423,225

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	3,709,081	48,069,692

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	2,322,447	24,873,411

Total		370,523,378

U.S. Mid Cap 3.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	1,531,875	16,145,967

Equity Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	533,707	7,349,140

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	1,831,979	21,818,871

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	2,378,449	32,109,056

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	2,906,496	35,662,707

Total		113,085,741

U.S. Small Cap 1.5%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	958,959	12,514,412

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	2,443,570	40,587,708

Total		53,102,120

Total Equity Funds
(Cost: $599,827,107)		701,689,622

Fixed-Income Funds 72.6%
Emerging Markets 1.0%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	3,275,027	35,632,290

Floating Rate 2.8%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	9,930,711	100,200,878

Global Bond 2.4%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	6,999,480	85,463,648

High Yield 1.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	3,985,306	41,885,567

Inflation Protected Securities 6.7%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	24,675,603	235,898,768

Investment Grade 56.8%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	31,941,382	359,659,958

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	25,342,365	270,656,460

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	17,514,698	183,729,177

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	38,235,215	432,057,929

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	37,588,385	417,606,959

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	13,393,098	140,359,672

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	18,797,889	194,182,196

Total		1,998,252,351

Multisector 1.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	6,337,011	59,377,790

Total Fixed-Income Funds
(Cost: $2,463,375,490)		2,556,711,292

Alternative Investments 1.9%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	906,230	9,451,984

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	4,312,341	43,295,902

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	1,255,914	11,968,856

Total Alternative Investments
(Cost: $64,283,788)		64,716,742

Money Market Funds 5.6%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	198,169,234	198,169,234

Total Money Market Funds
(Cost: $198,169,234)		198,169,234

Total Investments in Affiliated Funds
(Cost: $3,325,655,619)		3,521,286,890

Other Assets and Liabilities		(25,534)

Net Assets		3,521,261,356

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	173,785	(173,785)	—	—	—	2	—

Columbia Variable Portfolio — Cash Management Fund	169,894,023	32,134,910	(3,859,699)	—	198,169,234	—	18,159	198,169,234

Columbia Variable Portfolio — Contrarian Core Fund	—	15,189,123	(334,387)	(7,678)	14,847,058	—	—	16,145,967

Columbia Variable Portfolio — Diversified Bond Fund	329,361,403	54,017,465	(29,817,471)	765,911	354,327,308	8,305,001	12,845,072	359,659,958

Columbia Variable Portfolio — Dividend Opportunity Fund	43,305,901	4,709,520	(8,127,077)	1,545,723	41,434,067	—	—	49,470,971

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	33,317,831	(1,174,488)	(6,890)	32,136,453	—	870,315	35,632,290

Columbia Variable Portfolio — Global Bond Fund	82,342,879	12,050,574	(13,689,311)	606,908	81,311,050	402,460	2,356,552	85,463,648

Columbia Variable Portfolio — Income Opportunities Fund	62,363,842	7,913,951	(28,647,934)	(1,689,750)	39,940,109	1,091,651	3,575,786	41,885,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	247,842,011	47,522,436	(38,627,931)	2,200,239	258,936,755	—	6,570,300	270,656,460

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	7,095,757	(96,744)	(1,265)	6,997,748	—	—	7,349,140

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	17,617,663	5,528,790	(5,516,591)	515,569	18,145,431	—	—	21,818,871

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	38,278,628	(13,301,230)	1,298,414	26,275,812	—	—	27,372,417

Columbia Variable Portfolio — Short Duration U.S. Government Fund	97,860,059	85,925,850	(1,499,073)	23,726	182,310,562	—	1,133,662	183,729,177

Columbia Variable Portfolio — Strategic Income Fund	53,838,261	5,187,892	(6,477,092)	712,956	53,262,017	—	2,431,020	59,377,790

Variable Portfolio — American Century Diversified Bond Fund	305,213,252	103,698,246	(2,910,347)	291,886	406,293,037	2,469,973	7,856,160	432,057,929

Variable Portfolio — American Century Growth Fund	40,438,977	5,271,222	(9,379,401)	2,339,393	38,670,191	—	—	47,997,318

Variable Portfolio — AQR Managed Futures Strategy Fund	—	9,343,473	(170,569)	5,524	9,178,428	—	—	9,451,984

Variable Portfolio — BlackRock Global Inflation- Protected Securities Fund	197,001,101	44,041,257	(6,843,919)	119,912	234,318,351	2,539,634	9,292,894	235,898,768

Variable Portfolio — Columbia Wanger International Equities Fund	9,115,474	2,836,993	(1,666,474)	(220,250)	10,065,743	157,746	128,701	10,956,938

Variable Portfolio — Columbia Wanger U.S. Equities Fund	18,619,081	2,267,414	(7,235,879)	1,878,105	15,528,721	—	—	18,612,646

Variable Portfolio — DFA International Value Fund	31,815,483	7,910,446	(2,762,350)	(3,415)	36,960,164	—	781,234	39,416,216

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	107,055,047	15,543,411	(27,952,679)	1,463,385	96,109,164	835,540	5,034,007	100,200,878

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	43,832,697	(1,246,554)	(19,316)	42,566,827	—	—	43,295,902

Variable Portfolio —Goldman Sachs Commodity Strategy Fund	—	14,609,221	(2,016,546)	(54,141)	12,538,534	—	—	11,968,856

Variable Portfolio — Invesco International Growth Fund	37,754,189	10,378,060	(9,799,401)	1,456,569	39,789,417	700,387	480,353	42,905,297

Variable Portfolio — J.P. Morgan Core Bond Fund	285,878,233	111,180,037	(1,965,161)	183,218	395,276,327	883,398	8,508,450	417,606,959

Variable Portfolio — Jennison Mid Cap Growth Fund	30,139,331	3,948,003	(10,644,531)	2,646,791	26,089,594	—	—	32,109,056

Variable Portfolio — Marsico Growth Fund	40,420,861	5,582,190	(8,430,870)	2,048,403	39,620,584	—	—	47,499,777

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — MFS Value Fund	42,500,399	5,117,301	(5,763,462)	1,154,039	43,008,277	—	—	53,203,921

Variable Portfolio — Mondrian International Small Cap Fund	15,229,200	5,610,530	(6,780,563)	(735,808)	13,323,359	648,667	295,905	14,685,412

Variable Portfolio — Morgan Stanley Global Real Estate Fund	16,840,022	9,642,511	(9,939,211)	4,662	16,547,984	266,131	52,466	18,293,271

Variable Portfolio — NFJ Dividend Value Fund	41,103,574	4,870,102	(4,778,717)	1,128,826	42,323,785	—	—	53,423,225

Variable Portfolio —Nuveen Winslow Large Cap Growth Fund	41,259,325	5,410,167	(8,287,067)	2,231,888	40,614,313	—	—	48,069,692

Variable Portfolio — Partners Small Cap Growth Fund	11,040,856	1,786,104	(2,633,383)	644,267	10,837,844	—	—	12,514,412

Variable Portfolio — Partners Small Cap Value Fund	32,598,700	5,337,090	(5,156,375)	1,057,522	33,836,937	—	—	40,587,708

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	108,721,650	31,330,224	(2,098,190)	127,160	138,080,844	2,004,160	2,201,324	140,359,672

Variable Portfolio — Pyramis® International Equity Fund	37,117,069	5,358,233	(8,061,061)	845,321	35,259,562	526,057	703,791	38,721,249

Variable Portfolio — Sit Dividend Growth Fund	26,115,033	2,342,115	(8,063,031)	1,360,784	21,754,901	—	—	24,873,411

Variable Portfolio — Victory Established Value Fund	22,939,201	5,510,647	(667,646)	113,411	27,895,613	—	—	35,662,707

Variable Portfolio — Wells Fargo Short Duration Government Fund	151,573,020	41,194,943	(1,755,587)	61,138	191,073,514	1,202,762	1,867,740	194,182,196

Total	2,754,915,120	852,999,149	(308,351,787)	26,093,137	3,325,655,619	22,033,567	67,003,893	3,521,286,890

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	3,521,286,890	—	—	3,521,286,890

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 34.7%
	Shares	Value ($)
Global Real Estate 0.8%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	4,049,695	52,200,568

International 8.7%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	2,168,929	35,093,269

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	5,111,573	61,645,569

Variable Portfolio — DFA International Value Fund, Class 1(a)	13,709,562	135,313,374

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	15,771,934	185,951,103

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	3,634,987	45,255,589

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	10,376,789	116,635,109

Total		579,894,013

U.S. Large Cap 17.6%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	11,344,221	162,449,242

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	4,218,953	49,403,948

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	12,269,635	157,664,811

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	4,875,729	65,968,610

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	13,705,629	171,457,417

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	11,838,591	156,269,402

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	12,935,531	171,913,204

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	12,170,843	157,734,125

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	7,568,458	81,058,188

Total		1,173,918,947

U.S. Mid Cap 5.1%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	5,079,628	53,539,274

Equity Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	1,436,443	19,779,827

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	6,266,118	74,629,468

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	7,458,811	100,693,942

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	7,210,192	88,469,050

Total		337,111,561

U.S. Small Cap 2.5%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	3,537,686	46,166,806

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	7,459,320	123,899,305

Total		170,066,111

Total Equity Funds (Cost: $1,860,862,526)		2,313,191,200

Fixed-Income Funds 61.4%
Emerging Markets 1.0%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	6,139,481	66,797,556

Floating Rate 1.4%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	9,149,235	92,315,778

Global Bond 1.9%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	10,023,526	122,387,248

High Yield 0.9%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	5,726,400	60,184,465

Inflation Protected Securities 6.7%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	46,855,154	447,935,277

Investment Grade 48.5%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	45,799,364	515,700,840

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	49,456,973	528,200,476

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	25,215,964	264,515,460

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	54,428,465	615,041,656

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	53,169,064	590,708,299

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	31,164,540	326,604,375

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	37,837,921	390,865,727

Total		3,231,636,833

Multisector 1.0%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	6,733,600	63,093,827

Total Fixed-Income Funds (Cost: $3,929,710,408)		4,084,350,984

Alternative Investments 2.0%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	3,327,708	34,707,996

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	6,548,733	65,749,276

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	3,572,180	34,042,880

Total Alternative Investments (Cost: $134,130,914)		134,500,152

Money Market Funds 1.9%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	125,978,390	125,978,390

Total Money Market Funds (Cost: $125,978,390)		125,978,390

Total Investments in Affiliated Funds (Cost: $6,050,682,238)		6,658,020,726

Other Assets and Liabilities		(40,458)

Net Assets		6,657,980,268

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	1,833,651	(1,833,651)	—	—	—	20	—

Columbia Variable Portfolio — Cash Management Fund	112,963,147	18,799,034	(5,783,791)	—	125,978,390	—	12,292	125,978,390

Columbia Variable Portfolio — Contrarian Core Fund	—	50,252,529	(1,121,947)	(3,639)	49,126,943	—	—	53,539,274

Columbia Variable Portfolio — Diversified Bond Fund	499,724,166	66,890,248	(57,989,660)	1,434,639	510,059,393	12,839,705	19,858,749	515,700,840

Columbia Variable Portfolio — Dividend Opportunity Fund	138,059,382	5,775,556	(20,006,527)	3,590,740	127,419,151	—	—	162,449,242

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	67,266,691	(7,250,678)	331,691	60,347,704	—	1,666,919	66,797,556

Columbia Variable Portfolio — Emerging Markets Fund	29,390,160	4,338,656	(2,843,741)	223,092	31,108,167	742,554	174,297	35,093,269

Columbia Variable Portfolio — Global Bond Fund	117,234,755	16,468,053	(20,130,124)	938,947	114,511,631	619,100	3,549,136	122,387,248

Columbia Variable Portfolio — Income Opportunities Fund	91,663,464	10,062,977	(40,832,997)	(2,800,383)	58,093,061	1,642,826	5,381,202	60,184,465

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	500,719,941	68,293,199	(71,674,191)	4,056,817	501,395,766	—	14,158,690	528,200,476

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	19,102,720	(218,758)	866	18,884,828	—	—	19,779,827

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	78,094,085	3,210,750	(27,267,124)	5,387,679	59,425,390	—	—	74,629,468

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	45,477,056	(2,355,831)	42,989	43,164,214	—	—	49,403,948

Columbia Variable Portfolio — Short Duration U.S. Government Fund	165,738,445	99,546,520	(3,175,401)	50,172	262,159,736	—	2,004,883	264,515,460

Columbia Variable Portfolio — Strategic Income Fund	55,140,013	6,666,272	(6,154,773)	739,821	56,391,333	—	2,756,802	63,093,827

Variable Portfolio — American Century Diversified Bond Fund	468,236,119	111,803,572	(8,495,956)	913,911	572,457,646	3,900,844	12,407,283	615,041,656

Variable Portfolio — American Century Growth Fund	120,585,140	9,009,244	(11,976,740)	2,690,830	120,308,474	—	—	157,664,811

Variable Portfolio — AQR Managed Futures Strategy Fund	—	34,570,606	(630,675)	16,319	33,956,250	—	—	34,707,996

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	391,461,469	70,807,648	(15,079,856)	237,553	447,426,814	5,230,262	19,138,297	447,935,277

Variable Portfolio — Columbia Wanger International Equities Fund	51,211,710	5,102,131	(4,600,992)	532,828	52,245,677	978,083	777,626	61,645,569

Variable Portfolio — Columbia Wanger U.S. Equities Fund	52,261,134	2,783,141	(7,341,308)	1,343,919	49,046,886	—	—	65,968,610

Variable Portfolio — DFA International Value Fund	122,392,740	14,518,219	(11,204,177)	(618,997)	125,087,785	—	2,857,521	135,313,374

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	110,062,383	10,380,993	(33,861,191)	1,830,990	88,413,175	814,242	4,905,688	92,315,778

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	65,356,184	(592,965)	(5,109)	64,758,110	—	—	65,749,276

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	35,480,335	(60,715)	(3,066)	35,416,554	—	—	34,042,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Invesco International Growth Fund	148,489,881	18,430,268	(11,241,351)	1,226,903	156,905,701	3,426,749	2,303,344	185,951,103

Variable Portfolio — J.P. Morgan Core Bond Fund	417,477,127	139,231,654	(1,814,628)	178,380	555,072,533	1,379,822	13,289,763	590,708,299

Variable Portfolio — Jennison Mid Cap Growth Fund	84,945,459	4,634,506	(18,907,252)	4,232,477	74,905,190	—	—	100,693,942

Variable Portfolio — Marsico Growth Fund	121,688,568	10,158,858	(11,419,859)	2,532,557	122,960,124	—	—	156,269,402

Variable Portfolio — MFS Value Fund	140,150,537	3,722,310	(15,584,151)	2,657,700	130,946,396	—	—	171,457,417

Variable Portfolio — Mondrian International Small Cap Fund	35,188,670	5,997,389	(4,443,840)	745,249	37,487,468	2,191,118	977,518	45,255,589

Variable Portfolio — Morgan Stanley Global Real Estate Fund	41,575,948	3,039,177	(5,291,997)	740,165	40,063,293	825,140	162,705	52,200,568

Variable Portfolio — NFJ Dividend Value Fund	133,555,028	4,129,197	(13,877,994)	2,904,491	126,710,722	—	—	171,913,204

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	124,227,680	9,911,258	(11,475,952)	2,665,949	125,328,935	—	—	157,734,125

Variable Portfolio — Partners Small Cap Growth Fund	37,505,850	1,925,294	(5,503,137)	1,579,439	35,507,446	—	—	46,166,806

Variable Portfolio — Partners Small Cap Value Fund	92,795,401	7,928,905	(2,673,641)	379,502	98,430,167	—	—	123,899,305

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	266,833,514	58,047,950	(5,268,755)	362,339	319,975,048	5,162,066	5,669,899	326,604,375

Variable Portfolio — Pyramis® International Equity Fund	99,646,111	11,325,302	(12,062,542)	878,049	99,786,920	1,694,858	2,245,930	116,635,109

Variable Portfolio — Sit Dividend Growth Fund	97,368,221	2,332,750	(39,593,251)	6,365,109	66,472,829	—	—	81,058,188

Variable Portfolio — Victory Established Value Fund	54,026,807	16,239,085	(881,820)	155,751	69,539,823	—	—	88,469,050

Variable Portfolio — Wells Fargo Short Duration Government Fund	324,858,001	63,138,469	(4,767,017)	177,112	383,406,565	2,681,789	4,164,484	390,865,727

Total	5,325,271,056	1,203,988,357	(527,290,956)	48,713,781	6,050,682,238	44,129,158	118,463,048	6,658,020,726

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	6,658,020,726	—	—	6,658,020,726

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Moderate Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 49.9%
	Shares	Value ($)
Global Real Estate 1.0%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	17,524,989	225,897,105

International 12.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	17,589,393	284,596,374

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	23,000,968	277,391,673

Variable Portfolio — DFA International Value Fund, Class 1(a)	69,679,179	687,733,504

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	72,922,841	859,760,297

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	12,526,057	155,949,410

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	40,147,713	451,260,294

Total		2,716,691,552

U.S. Large Cap 25.2%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	52,582,224	752,977,449

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	19,678,184	230,431,533

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	57,004,114	732,502,868

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	21,893,263	296,215,846

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	63,726,676	797,220,717

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	54,910,780	724,822,304

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	60,027,930	797,771,186

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	56,670,517	734,449,898

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	36,243,651	388,169,499

Total		5,454,561,300

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 7.4%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	21,697,608	228,692,785

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	7,170,748	98,741,194

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	30,575,559	364,154,906

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	34,304,317	463,108,286

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	36,581,622	448,856,502

Total		1,603,553,673

U.S. Small Cap 3.8%

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	15,198,633	198,342,169

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	38,108,857	632,988,111

Total		831,330,280

Total Equity Funds
(Cost: $8,655,805,407)		10,832,033,910

Fixed-Income Funds 47.9%
Emerging Markets 1.0%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	19,864,543	216,126,223

Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	31,805,825	320,920,776

Global Bond 2.5%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	44,116,179	538,658,552

High Yield 2.0%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	41,521,404	436,389,953

Inflation Protected Securities 6.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	136,685,761	1,306,715,875

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 32.2%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	97,993,021	1,103,401,412

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	119,601,645	1,277,345,565

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	43,412,020	455,392,090

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	110,005,019	1,243,056,717

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	111,783,962	1,241,919,818

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	66,592,893	697,893,519

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	93,979,682	970,810,121

Total		6,989,819,242

Multisector 2.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	61,234,878	573,770,805

Total Fixed-Income Funds (Cost: $9,938,440,581)		10,382,401,426

Alternative Investments 2.2%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	15,604,754	162,757,587

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	15,890,570	159,541,316

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	16,156,695	153,973,304

Total Alternative Investments (Cost: $474,574,874)		476,272,207

Money Market Funds —%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	17,048	17,048

Total Money Market Funds (Cost: $17,048)		17,048

Total Investments in Affiliated Funds (Cost: $19,068,837,910)		21,690,724,591

Other Assets and Liabilities		(14,039)

Net Assets		21,690,710,552

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	1,686,281	(1,686,281)	—	—	—	52	—

Columbia Variable Portfolio — Cash Management Fund	317,035	21	(300,008)	—	17,048	—	14	17,048

Columbia Variable Portfolio — Contrarian Core Fund	—	212,608,870	(3,792,329)	9,767	208,826,308	—	—	228,692,785

Columbia Variable Portfolio — Diversified Bond Fund	1,111,101,072	138,019,482	(163,058,726)	4,141,740	1,090,203,568	27,668,166	42,793,442	1,103,401,412

Columbia Variable Portfolio — Dividend Opportunity Fund	625,519,165	5,559,884	(59,742,745)	11,413,023	582,749,327	—	—	752,977,449

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	217,350,020	(23,693,945)	1,129,390	194,785,465	—	5,466,472	216,126,223

Columbia Variable Portfolio — Emerging Markets Fund	250,875,796	31,088,614	(31,639,011)	1,410,037	251,735,436	6,375,717	1,466,353	284,596,374

Columbia Variable Portfolio — Global Bond Fund	549,928,457	76,755,700	(127,464,412)	6,228,494	505,448,239	2,821,086	16,545,245	538,658,552

Columbia Variable Portfolio — Income Opportunities Fund	630,343,767	66,620,792	(249,194,937)	(17,528,298)	430,241,324	11,844,245	38,796,739	436,389,953

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	1,247,039,587	136,007,900	(182,699,414)	10,354,136	1,210,702,209	—	35,733,589	1,277,345,565

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	94,829,659	(645,147)	8,681	94,193,193	—	—	98,741,194

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	347,953,046	7,015,851	(88,520,195)	15,890,435	282,339,137	—	—	364,154,906

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	211,762,699	(10,550,227)	403,240	201,615,712	—	—	230,431,533

Columbia Variable Portfolio — Short Duration U.S. Government Fund	332,224,796	251,403,414	(133,292,898)	1,749,336	452,084,648	—	2,681,936	455,392,090

Columbia Variable Portfolio — Strategic Income Fund	559,757,685	43,215,164	(106,848,187)	12,217,978	508,342,640	—	25,712,117	573,770,805

Variable Portfolio — American Century Diversified Bond Fund	1,064,336,071	117,643,752	(42,515,438)	4,567,818	1,144,032,203	8,614,036	27,398,371	1,243,056,717

Variable Portfolio — American Century Growth Fund	613,342,627	6,038,511	(92,487,101)	19,988,484	546,882,521	—	—	732,502,868

Variable Portfolio — AQR Managed Futures Strategy Fund	—	159,252,467	(488,531)	16,100	158,780,036	—	—	162,757,587

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	1,298,283,985	139,416,774	(133,939,688)	1,698,554	1,305,459,625	16,011,023	58,586,688	1,306,715,875

Variable Portfolio — Columbia Wanger International Equities Fund	239,654,626	21,352,028	(30,853,197)	3,768,847	233,922,304	4,645,273	3,630,491	277,391,673

Variable Portfolio — Columbia Wanger U.S. Equities Fund	230,535,498	6,394,684	(22,910,590)	4,958,456	218,978,048	—	—	296,215,846

Variable Portfolio — DFA International Value Fund	617,377,516	112,704,263	(81,171,404)	(5,150,611)	643,759,764	—	15,047,490	687,733,504

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	375,073,175	47,517,540	(121,530,561)	6,613,507	307,673,661	2,864,809	17,260,050	320,920,776

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	158,047,649	(735,725)	(3,584)	157,308,340	—	—	159,541,316

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	158,917,671	(410,676)	(20,496)	158,486,499	—	—	153,973,304

Variable Portfolio — Invesco International Growth Fund	724,389,917	75,813,937	(83,181,649)	9,008,388	726,030,593	16,626,316	11,154,493	859,760,297

Variable Portfolio — J.P. Morgan Core Bond Fund	1,025,825,389	147,901,874	(24,538,485)	2,579,148	1,151,767,926	3,083,769	29,701,333	1,241,919,818

Variable Portfolio — Jennison Mid Cap Growth Fund	326,784,646	19,758,703	(6,641,522)	1,627,803	341,529,630	—	—	463,108,286

Variable Portfolio — Marsico Growth Fund	608,565,369	8,042,421	(75,829,502)	18,012,594	558,790,882	—	—	724,822,304

Variable Portfolio — MFS Value Fund	657,140,229	8,693,021	(71,244,736)	12,706,344	607,294,858	—	—	797,220,717

Variable Portfolio — Mondrian International Small Cap Fund	129,207,741	17,777,401	(21,349,698)	3,297,584	128,933,028	8,074,715	3,538,823	155,949,410

Variable Portfolio — Morgan Stanley Global Real Estate Fund	190,292,197	10,947,366	(32,369,473)	4,640,611	173,510,701	3,759,594	737,412	225,897,105

Variable Portfolio — NFJ Dividend Value Fund	625,077,674	10,352,918	(68,638,496)	15,539,588	582,331,684	—	—	797,771,186

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	625,309,156	15,864,046	(79,268,420)	17,724,901	579,629,683	—	—	734,449,898

Variable Portfolio — Partners Small Cap Growth Fund	145,232,450	9,399,179	(8,790,798)	2,073,786	147,914,617	—	—	198,342,169

Variable Portfolio — Partners Small Cap Value Fund	487,180,516	27,249,692	(17,024,241)	2,550,874	499,956,841	—	—	632,988,111

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	560,843,113	125,937,898	(3,021,268)	152,924	683,912,667	11,784,834	12,944,199	697,893,519

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Pyramis® International Equity Fund	427,239,623	36,858,284	(82,621,065)	5,529,767	387,006,609	6,993,643	9,179,172	451,260,294

Variable Portfolio — Sit Dividend Growth Fund	492,569,760	3,984,578	(215,920,396)	34,080,160	314,714,102	—	—	388,169,499

Variable Portfolio — Victory Established Value Fund	341,355,576	12,374,205	(13,413,170)	2,843,817	343,160,428	—	—	448,856,502

Variable Portfolio — Wells Fargo Short Duration Government Fund	745,181,337	212,447,983	(3,964,843)	121,929	953,786,406	7,088,945	11,008,247	970,810,121

Total	18,205,858,597	3,164,613,196	(2,517,989,135)	216,355,252	19,068,837,910	138,256,171	369,382,728	21,690,724,591

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Fair Value Measurements (continued)

more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	21,690,724,591	—	—	21,690,724,591

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 64.2%
	Shares	Value ($)
Global Real Estate 1.0%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	9,762,315	125,836,236

International 16.4%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	11,991,752	194,026,551

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	13,963,523	168,400,090

Variable Portfolio — DFA International Value Fund, Class 1(a)	50,086,670	494,355,427

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	54,315,137	640,375,463

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	7,863,345	97,898,650

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	37,843,887	425,365,290

Total		2,020,421,471

U.S. Large Cap 33.0%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	39,491,432	565,517,306

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	14,533,036	170,181,851

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	42,308,097	543,659,043

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	18,812,160	254,528,530

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	47,204,940	590,533,798

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	41,377,401	546,181,701

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	44,174,820	587,083,355

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	41,927,605	543,381,759

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	26,490,741	283,715,837

Total		4,084,783,180

U.S. Mid Cap 8.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	16,148,480	170,204,984

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	4,975,116	68,507,343

Equity Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	21,724,284	258,736,223

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	22,187,711	299,534,096

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	22,394,313	274,778,217

Total		1,071,760,863

U.S. Small Cap 5.1%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	14,331,867	187,030,875

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	26,756,616	444,427,389

Total		631,458,264

Total Equity Funds (Cost: $6,384,079,886)		7,934,260,014

Fixed-Income Funds 33.4%
Emerging Markets 0.7%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	8,030,469	87,371,503

Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	18,225,062	183,890,876

Global Bond 2.5%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	25,084,080	306,276,611

High Yield 1.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	14,897,733	156,575,179

Inflation Protected Securities 4.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	51,872,694	495,902,955

Investment Grade 21.8%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	35,086,284	395,071,565

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	46,272,510	494,190,405

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	37

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	24,736,479	259,485,665

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	40,370,865	456,190,780

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	38,258,052	425,046,956

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	23,117,232	242,268,588

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	41,574,125	429,460,709

Total		2,701,714,668

Multisector 1.6%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	21,802,528	204,289,685

Total Fixed-Income Funds (Cost: $3,981,059,455)		4,136,021,477

Alternative Investments 2.4%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	12,247,788	127,744,426

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	6,095,785	61,201,681

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	11,289,550	107,589,412

Total Alternative Investments (Cost: $295,836,271)		296,535,519

Money Market Funds —%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	1,004	1,004

Total Money Market Funds (Cost: $1,004)		1,004

Total Investments in Affiliated Funds (Cost: $10,660,976,616)		12,366,818,014

Other Assets and Liabilities		(40,472)

Net Assets		12,366,777,542

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	399,575	(399,575)	—	—	—	25	—

Columbia Variable Portfolio — Cash Management Fund	14	1,004	(14)	—	1,004	—	—	1,004

Columbia Variable Portfolio — Contrarian Core Fund	—	164,254,836	(9,132,113)	(4,489)	155,118,234	—	—	170,204,984

Columbia Variable Portfolio — Diversified Bond Fund	557,172,794	37,804,888	(212,078,923)	5,158,932	388,057,691	10,221,038	15,808,543	395,071,565

Columbia Variable Portfolio — Dividend Opportunity Fund	514,943,317	505,834	(91,757,405)	16,943,057	440,634,803	—	—	565,517,306

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	90,645,658	(12,126,800)	356,723	78,875,581	—	2,217,313	87,371,503

Columbia Variable Portfolio — Emerging Markets Fund	180,876,687	20,664,230	(28,493,322)	423,145	173,470,740	4,472,454	1,020,713	194,026,551

Columbia Variable Portfolio — Global Bond Fund	340,827,660	25,286,294	(83,675,484)	4,625,300	287,063,770	1,670,387	9,709,420	306,276,611

Columbia Variable Portfolio — Income Opportunities Fund	257,607,025	19,083,233	(115,825,603)	(7,388,414)	153,476,241	4,291,894	14,058,431	156,575,179

Columbia Variable Portfolio — Limited Duration Credit Fund	538,690,139	28,650,946	(104,752,732)	6,004,636	468,592,989	—	14,258,044	494,190,405

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	68,622,784	(3,407,509)	31,099	65,246,374	—	—	68,507,343

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	245,898,474	316,263	(57,807,082)	9,849,654	198,257,309	—	—	258,736,223

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	170,055,475	(22,525,550)	836,300	148,366,225	—	—	170,181,851

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Short Duration U.S. Government Fund	203,827,335	86,813,079	(33,961,527)	440,029	257,118,916	—	2,087,431	259,485,665

Columbia Variable Portfolio — Strategic Income Fund	227,543,558	10,179,139	(62,651,305)	7,197,412	182,268,804	—	9,239,303	204,289,685

Variable Portfolio — American Century Diversified Bond Fund	311,708,228	133,162,538	(18,441,939)	1,805,527	428,234,354	3,265,553	10,386,632	456,190,780

Variable Portfolio — American Century Growth Fund	525,817,761	517,679	(149,767,092)	31,584,054	408,152,402	—	—	543,659,043

Variable Portfolio — AQR Managed Futures Strategy Fund	—	126,954,563	(2,445,997)	96,465	124,605,031	—	—	127,744,426

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	545,697,913	42,056,896	(93,983,009)	647,801	494,419,601	6,382,138	23,353,181	495,902,955

Variable Portfolio — Columbia Wanger International Equities Fund	155,750,046	11,774,039	(27,654,085)	3,293,772	143,163,772	2,950,092	2,280,793	168,400,090

Variable Portfolio — Columbia Wanger U.S. Equities Fund	216,830,778	302,953	(36,854,148)	8,119,789	188,399,372	—	—	254,528,530

Variable Portfolio — DFA International Value Fund	493,050,255	73,752,128	(88,714,555)	(6,368,720)	471,719,108	—	11,124,624	494,355,427

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	231,783,026	12,755,024	(72,285,397)	3,922,327	176,174,980	1,652,174	9,954,104	183,890,876

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	63,619,075	(3,095,130)	(26,298)	60,497,647	—	—	61,201,681

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	111,324,051	(562,985)	(27,473)	110,733,593	—	—	107,589,412

Variable Portfolio — Invesco International Growth Fund	581,874,245	46,661,548	(95,344,008)	9,822,342	543,014,127	12,997,363	8,676,507	640,375,463

Variable Portfolio — J.P. Morgan Core Bond Fund	205,193,786	219,175,405	(16,646,627)	1,577,106	409,299,670	1,088,440	10,483,317	425,046,956

Variable Portfolio — Jennison Mid Cap Growth Fund	249,923,473	290,857	(38,724,946)	8,773,032	220,262,416	—	—	299,534,096

Variable Portfolio — Marsico Growth Fund	525,801,689	511,704	(129,836,909)	29,054,719	425,531,203	—	—	546,181,701

Variable Portfolio — MFS Value Fund	539,855,685	522,441	(107,382,688)	20,637,812	453,633,250	—	—	590,533,798

Variable Portfolio — Mondrian International Small Cap Fund	87,875,877	10,511,860	(21,552,001)	3,186,025	80,021,761	5,470,709	2,368,927	97,898,650

Variable Portfolio — Morgan Stanley Global Real Estate Fund	115,805,519	3,562,187	(26,826,767)	3,814,289	96,355,228	2,193,641	429,629	125,836,236

Variable Portfolio — NFJ Dividend Value Fund	506,901,115	522,140	(100,443,447)	23,868,542	430,848,350	—	—	587,083,355

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	542,577,515	517,679	(138,452,952)	30,469,248	435,111,490	—	—	543,381,759

Variable Portfolio — Partners Small Cap Growth Fund	170,014,016	154,204	(41,732,523)	11,542,277	139,977,974	—	—	187,030,875

Variable Portfolio — Partners Small Cap Value Fund	395,286,958	397,134	(51,085,475)	6,976,500	351,575,117	—	—	444,427,389

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	227,168,188	26,100,402	(17,104,320)	916,398	237,080,668	4,187,272	4,599,206	242,268,588

Variable Portfolio — Pyramis® International Equity Fund	412,590,072	39,787,769	(87,871,942)	5,971,019	370,476,918	6,849,893	8,861,139	425,365,290

Variable Portfolio — Sit Dividend Growth Fund	412,467,616	316,756	(214,183,195)	33,976,753	232,577,930	—	—	283,715,837

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	39

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Victory Established Value Fund	244,208,450	197,647	(39,752,256)	7,511,943	212,165,784	—	—	274,778,217

Variable Portfolio — Wells Fargo Short Duration Government Fund	440,273,639	25,492,784	(47,038,659)	1,668,425	420,396,189	3,191,378	4,955,812	429,460,709

Total	11,205,842,853	1,674,224,701	(2,506,377,996)	287,287,058	10,660,976,616	70,884,426	165,873,094	12,366,818,014

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	12,366,818,014	—	—	12,366,818,014

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	41

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Aggressive Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 79.1%
	Shares	Value ($)
Global Real Estate 1.0%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	2,523,891	32,532,954

International 20.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	4,020,034	65,044,146

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	5,314,979	64,098,641

Variable Portfolio — DFA International Value Fund, Class 1(a)	16,330,100	161,178,091

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	16,916,694	199,447,825

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	2,973,930	37,025,432

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	10,831,478	121,745,816

Total		648,539,951

U.S. Large Cap 40.0%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	12,259,503	175,556,084

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	4,454,695	52,164,477

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	13,262,544	170,423,688

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	5,596,682	75,723,108

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	14,666,834	183,482,095

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	12,952,524	170,973,314

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	13,758,443	182,849,708

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	13,169,533	170,677,149

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	7,966,054	85,316,435

Total		1,267,166,058

U.S. Mid Cap 11.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	5,058,761	53,319,340

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	1,629,960	22,444,554

Equity Funds (continued)
	Shares	Value ($)

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	6,882,503	81,970,608

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	8,059,303	108,800,596

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	8,397,903	103,042,264

Total		369,577,362

U.S. Small Cap 5.9%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	3,550,081	46,328,556

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	8,434,721	140,100,717

Total		186,429,273

Total Equity Funds (Cost: $2,018,304,397)		2,504,245,598

Fixed-Income Funds 18.3%
Emerging Markets 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	1,017,605	11,071,542

Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	4,672,116	47,141,647

Global Bond 1.6%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	4,090,430	49,944,146

Inflation Protected Securities 2.3%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	7,614,616	72,795,732

Investment Grade 11.1%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	4,043,821	45,533,423

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	5,887,736	62,881,020

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	2,974,454	31,202,021

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	4,870,858	55,040,694

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	4,949,162	54,985,189

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	3,074,947	32,225,446

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	6,837,442	70,630,783

Total		352,498,576

Multisector 1.5%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	5,088,572	47,679,918

Total Fixed-Income Funds (Cost: $561,102,121)		581,131,561

Alternative Investments 2.6%
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	3,941,336	41,108,142

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	785,124	7,882,643

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	3,468,192	33,051,869

Total Alternative Investments (Cost: $81,991,911)		82,042,654

Money Market Funds —%
	Shares	Value ($)
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	998	998

Total Money Market Funds (Cost: $998)		998

Total Investments in Affiliated Funds
(Cost: $2,661,399,427)		3,167,420,811

Other Assets and Liabilities		(31,365)

Net Assets		3,167,389,446

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	847,731	(847,731)	—	—	—	23	—

Columbia Variable Portfolio — Cash Management Fund	9	1,003	(14)	—	998	—	—	998

Columbia Variable Portfolio — Contrarian Core Fund	—	51,420,456	(2,851,290)	21,542	48,590,708	—	—	53,319,340

Columbia Variable Portfolio — Diversified Bond Fund	53,451,602	5,553,967	(14,605,743)	182,667	44,582,493	1,229,473	1,901,586	45,533,423

Columbia Variable Portfolio — Dividend Opportunity Fund	158,808,095	198,352	(26,499,505)	4,531,024	137,037,966	—	—	175,556,084

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	13,187,385	(3,176,031)	36,186	10,047,540	—	278,495	11,071,542

Columbia Variable Portfolio — Emerging Markets Fund	62,508,885	5,895,455	(10,559,989)	308,741	58,153,092	1,525,076	346,661	65,044,146

Columbia Variable Portfolio — Global Bond Fund	58,630,760	4,746,377	(17,523,953)	1,079,341	46,932,525	284,654	1,660,715	49,944,146

Columbia Variable Portfolio — Limited Duration Credit Fund	77,527,856	4,924,536	(24,007,560)	1,385,024	59,829,856	—	1,831,073	62,881,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	43

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	22,201,930	(818,682)	8,483	21,391,731	—	—	22,444,554

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	80,728,117	122,558	(21,566,238)	3,521,985	62,806,422	—	—	81,970,608

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	51,315,896	(6,010,993)	214,230	45,519,133	—	—	52,164,477

Columbia Variable Portfolio — Short Duration U.S. Government Fund	25,703,085	8,129,337	(2,945,540)	37,631	30,924,513	—	291,773	31,202,021

Columbia Variable Portfolio — Strategic Income Fund	58,866,755	4,061,822	(22,236,903)	2,573,040	43,264,714	—	2,148,017	47,679,918

Variable Portfolio — American Century Diversified Bond Fund	24,310,866	31,614,467	(3,022,472)	281,486	53,184,347	398,889	1,268,734	55,040,694

Variable Portfolio — American Century Growth Fund	161,959,502	205,367	(43,054,717)	9,134,560	128,244,712	—	—	170,423,688

Variable Portfolio — AQR Managed Futures Strategy Fund	—	41,669,155	(1,596,526)	51,508	40,124,137	—	—	41,108,142

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	109,396,099	7,238,900	(44,745,508)	480,760	72,370,251	946,472	3,463,282	72,795,732

Variable Portfolio — Columbia Wanger International Equities Fund	59,745,789	3,793,821	(9,959,196)	1,230,787	54,811,201	1,116,979	866,256	64,098,641

Variable Portfolio — Columbia Wanger U.S. Equities Fund	72,080,549	84,573	(20,291,919)	4,129,877	56,003,080	—	—	75,723,108

Variable Portfolio — DFA International Value Fund	162,530,525	21,346,000	(28,148,615)	(1,937,750)	153,790,160	—	3,622,409	161,178,091

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	59,771,098	5,831,684	(21,112,883)	1,275,220	45,765,119	431,298	2,598,506	47,141,647

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	10,312,138	(2,428,164)	(37,033)	7,846,941	—	—	7,882,643

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	34,251,140	(219,801)	(10,507)	34,020,832	—	—	33,051,869

Variable Portfolio — Invesco International Growth Fund	178,892,398	14,888,114	(27,298,842)	2,862,934	169,344,604	4,027,153	2,685,201	199,447,825

Variable Portfolio — J.P. Morgan Core Bond Fund	24,403,130	31,571,917	(2,919,946)	258,614	53,313,715	142,444	1,371,954	54,985,189

Variable Portfolio — Jennison Mid Cap Growth Fund	90,802,049	121,790	(14,131,701)	3,207,731	79,999,869	—	—	108,800,596

Variable Portfolio — Marsico Growth Fund	161,599,412	205,367	(36,902,673)	8,503,384	133,405,490	—	—	170,973,314

Variable Portfolio — MFS Value Fund	168,166,593	209,350	(33,852,010)	6,519,387	141,043,320	—	—	183,482,095

Variable Portfolio — Mondrian International Small Cap Fund	33,085,318	3,445,452	(7,088,240)	1,090,915	30,533,445	1,999,332	872,964	37,025,432

Variable Portfolio — Morgan Stanley Global Real Estate Fund	30,248,314	824,754	(6,933,414)	994,368	25,134,022	560,216	109,734	32,532,954

Variable Portfolio — NFJ Dividend Value Fund	157,664,406	207,257	(31,370,892)	7,433,466	133,934,237	—	—	182,849,708

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	166,695,202	205,367	(39,135,167)	8,714,441	136,479,843	—	—	170,677,149

Variable Portfolio — Partners Small Cap Growth Fund	54,044,514	56,339	(25,784,487)	6,774,659	35,091,025	—	—	46,328,556

Variable Portfolio — Partners Small Cap Value Fund	123,642,662	855,874	(15,556,451)	2,228,386	111,170,471	—	—	140,100,717

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	29,396,852	4,423,246	(2,278,270)	118,582	31,660,410	558,891	613,874	32,225,446

Variable Portfolio — Pyramis® International Equity Fund	122,804,834	8,504,223	(26,767,606)	1,731,575	106,273,026	1,957,641	2,544,377	121,745,816

Variable Portfolio — Sit Dividend Growth Fund	122,615,982	119,812	(63,192,792)	10,393,955	69,936,957	—	—	85,316,435

Variable Portfolio — Victory Established Value Fund	89,983,036	89,723	(12,914,714)	2,451,839	79,609,884	—	—	103,042,264

Variable Portfolio — Wells Fargo Short Duration Government Fund	77,839,535	4,854,306	(13,968,621)	501,418	69,226,638	525,004	815,265	70,630,783

Total	2,857,903,829	399,536,941	(688,325,799)	92,284,456	2,661,399,427	15,703,522	29,290,899	3,167,420,811

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	45

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	3,167,420,811	—	—	3,167,420,811

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2012

Portfolio Navigator Funds

Statements of Assets and Liabilities

December 31, 2012

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $3,325,655,619, $6,050,682,238, $19,068,837,910)	$3,521,286,890	$6,658,020,726	$21,690,724,591

Receivable for:

Affiliated investments sold	3,891,170	9,016,056	24,449,668

Dividends from affiliated funds	163	103	—

Prepaid expenses	1,667	1,691	1,691

Total assets	3,525,179,890	6,667,038,576	21,715,175,950

Liabilities

Payable for:

Capital shares purchased	3,084,010	7,482,306	19,444,377

Distribution and/or service fees	739,216	1,403,616	4,578,560

Administration fees	59,132	112,279	366,253

Compensation of board members	4,599	4,583	4,675

Other expenses	31,577	55,524	71,533

Total liabilities	3,918,534	9,058,308	24,465,398

Net assets applicable to outstanding capital stock	$3,521,261,356	$6,657,980,268	$21,690,710,552

Represented by

Partners’ capital	$3,521,261,356	$6,657,980,268	$21,690,710,552

Total — representing net assets applicable to outstanding capital stock	$3,521,261,356	$6,657,980,268	$21,690,710,552

Class 2

Net assets	$1,113,896,831	$2,256,492,396	$7,058,383,460

Shares outstanding	95,609,322	189,093,659	576,835,674

Net asset value per share	$11.65	$11.93	$12.24

Class 4

Net assets	$2,407,364,525	$4,401,487,872	$14,632,327,092

Shares outstanding	206,702,517	368,148,147	1,194,240,507

Net asset value per share	$11.65	$11.96	$12.25

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	47

Portfolio Navigator Funds

Statements of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $10,660,976,616, $2,661,399,427)	$12,366,818,014	$3,167,420,811

Receivable for:

Affiliated investments sold	17,003,097	4,375,221

Dividends from affiliated funds	—	—

Prepaid expenses	1,667	1,504

Total assets	12,383,822,778	3,171,797,536

Liabilities

Payable for:

Capital shares purchased	14,143,314	3,643,381

Distribution and/or service fees	2,614,849	669,112

Administration fees	209,170	53,524

Compensation of board members	4,639	4,600

Other expenses	73,264	37,473

Total liabilities	17,045,236	4,408,090

Net assets applicable to outstanding capital stock	$12,366,777,542	$3,167,389,446

Represented by

Partners’ capital	$12,366,777,542	$3,167,389,446

Total — representing net assets applicable to outstanding capital stock	$12,366,777,542	$3,167,389,446

Class 2

Net assets	$3,989,411,499	$997,394,591

Shares outstanding	322,128,499	80,173,608

Net asset value per share	$12.38	$12.44

Class 4

Net assets	$8,377,366,043	$2,169,994,855

Shares outstanding	675,372,879	174,152,223

Net asset value per share	$12.40	$12.46

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2012

Portfolio Navigator Funds

Statements of Operations

Year ended December 31, 2012

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$67,003,893	$118,463,048	$369,382,728

Total income	67,003,893	118,463,048	369,382,728

Expenses:

Distribution and/or service fees

Class 2	2,279,430	4,929,652	16,247,020

Class 4	5,445,009	10,632,566	36,748,112

Administration fees	617,901	1,244,868	4,239,238

Compensation of board members	10,751	10,150	10,236

Custodian fees	7,452	12,417	7,465

Printing and postage fees	55,634	95,760	363,924

Professional fees	28,594	23,041	29,672

Other	9,834	10,231	28,154

Total expenses	8,454,605	16,958,685	57,673,821

Fees waived or expenses reimbursed by Investment Manager and its affiliates

Class 4	(157,538)	(593,184)	(2,976,656)

Total net expenses	8,297,067	16,365,501	54,697,165

Net investment income	58,706,826	102,097,547	314,685,563

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	26,093,137	48,713,781	216,355,252

Capital gain distributions from underlying affiliated funds	22,033,567	44,129,158	138,256,171

Net realized gain	48,126,704	92,842,939	354,611,423

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	106,111,503	318,607,680	1,462,574,543

Net change in unrealized appreciation (depreciation)	106,111,503	318,607,680	1,462,574,543

Net realized and unrealized gain	154,238,207	411,450,619	1,817,185,966

Net increase in net assets resulting from operations	$212,945,033	$513,548,166	$2,131,871,529

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	49

Portfolio Navigator Funds

Statements of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$165,873,094	$29,290,899

Total income	165,873,094	29,290,899

Expenses:

Distribution and/or service fees

Class 2	9,567,211	2,369,857

Class 4	22,012,779	5,731,366

Administration fees	2,526,177	648,041

Compensation of board members	10,815	9,899

Custodian fees	10,303	12,779

Printing and postage fees	278,821	87,905

Professional fees	32,140	23,982

Other	25,268	13,008

Total expenses	34,463,514	8,896,837

Fees waived or expenses reimbursed by Investment Manager and its affiliates

Class 4	(1,799,510)	(795,033)

Total net expenses	32,664,004	8,101,804

Net investment income	133,209,090	21,189,095

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	287,287,058	92,284,456

Capital gain distributions from underlying affiliated funds	70,884,426	15,703,522

Net realized gain	358,171,484	107,987,978

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	939,786,072	281,273,422

Net change in unrealized appreciation (depreciation)	939,786,072	281,273,422

Net realized and unrealized gain	1,297,957,556	389,261,400

Net increase in net assets resulting from operations	$1,431,166,646	$410,450,495

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2012

Portfolio Navigator Funds

Statements of Changes in Net Assets

	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$58,706,826	$37,828,982	$102,097,547	$81,254,474

Net realized gain	48,126,704	41,314,246	92,842,939	58,900,913

Net change in unrealized appreciation (depreciation)	106,111,503	(7,497,571)	318,607,680	(46,211,140)

Net increase (decrease) in net assets resulting from operations	212,945,033	71,645,657	513,548,166	93,944,247

Increase (decrease) in net assets from capital stock activity	463,913,242	694,671,156	530,476,061	784,890,153

Total increase in net assets	676,858,275	766,316,813	1,044,024,227	878,834,400

Net assets at beginning of year	2,844,403,081	2,078,086,268	5,613,956,041	4,735,121,641

Net assets at end of year	$3,521,261,356	$2,844,403,081	$6,657,980,268	$5,613,956,041

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	51

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$314,685,563	$319,095,381	$133,209,090	$164,766,044

Net realized gain	354,611,423	182,361,778	358,171,484	127,911,336

Net change in unrealized appreciation (depreciation)	1,462,574,543	(470,650,031)	939,786,072	(496,284,881)

Net increase (decrease) in net assets resulting from operations	2,131,871,529	30,807,128	1,431,166,646	(203,607,501)

Increase (decrease) in net assets from capital stock activity	193,756,208	1,622,469,445	(1,036,264,397)	923,720,709

Total increase in net assets	2,325,627,737	1,653,276,573	394,902,249	720,113,208

Net assets at beginning of year	19,365,082,815	17,711,806,242	11,971,875,293	11,251,762,085

Net assets at end of year	$21,690,710,552	$19,365,082,815	$12,366,777,542	$11,971,875,293

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2012

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$21,189,095	$29,028,921

Net realized gain	107,987,978	34,612,844

Net change in unrealized appreciation (depreciation)	281,273,422	(166,374,343)

Net increase (decrease) in net assets resulting from operations	410,450,495	(102,732,578)

Increase (decrease) in net assets from capital stock activity	(325,672,767)	282,668,084

Total increase in net assets	84,777,728	179,935,506

Net assets at beginning of year	3,082,611,718	2,902,676,212

Net assets at end of year	$3,167,389,446	$3,082,611,718

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	53

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	31,016,381	352,773,578	42,988,392	461,597,040	49,007,732	564,422,353	77,592,699	847,399,140

Fund merger	—	—	5,828,816	63,440,284	—	—	6,663,260	75,014,356

Redemptions	(4,243,162)	(48,116,864)	(2,551,845)	(27,384,464)	(2,493,249)	(28,832,671)	(1,040,336)	(11,368,739)

Net increase	26,773,219	304,656,714	46,265,363	497,652,860	46,514,483	535,589,682	83,215,623	911,044,757

Class 4 shares

Subscriptions	29,957,532	342,816,280	50,022,881	537,335,749	19,238,125	223,448,046	25,161,323	272,934,206

Redemptions	(16,349,396)	(183,559,752)	(31,914,923)	(340,317,453)	(19,754,419)	(228,561,667)	(36,344,834)	(399,088,810)

Net increase (decrease)	13,608,136	159,256,528	18,107,958	197,018,296	(516,294)	(5,113,621)	(11,183,511)	(126,154,604)

Total net increase (decrease)	40,381,355	463,913,242	64,373,321	694,671,156	45,998,189	530,476,061	72,032,112	784,890,153

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2012

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	114,463,817	1,335,002,365	259,552,141	2,892,610,927	48,565,385	572,283,639	166,060,530	1,882,565,306

Fund merger	—	—	12,460,442	145,067,599	—	—	7,191,772	85,852,215

Redemptions	(7,925,731)	(94,111,595)	(2,393,868)	(26,418,429)	(14,539,051)	(174,022,231)	(2,273,966)	(25,454,139)

Net increase	106,538,086	1,240,890,770	269,618,715	3,011,260,097	34,026,334	398,261,408	170,978,336	1,942,963,382

Class 4 shares

Subscriptions	4,966,657	58,143,401	3,638,656	40,551,857	1,043,864	12,369,539	14,812,912	169,523,690

Redemptions	(93,461,676)	(1,105,277,963)	(128,515,153)	(1,429,342,509)	(121,437,075)	(1,446,895,344)	(106,786,591)	(1,188,766,363)

Net increase (decrease)	(88,495,019)	(1,047,134,562)	(124,876,497)	(1,388,790,652)	(120,393,211)	(1,434,525,805)	(91,973,679)	(1,019,242,673)

Total net increase (decrease)	18,043,067	193,756,208	144,742,218	1,622,469,445	(86,366,877)	(1,036,264,397)	79,004,657	923,720,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	55

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	12,722,802	150,018,859	44,919,746	511,419,286

Fund merger	—	—	2,872,985	34,949,477

Redemptions	(4,286,864)	(51,293,294)	(1,239,159)	(13,615,141)

Net increase	8,435,938	98,725,565	46,553,572	532,753,622

Class 4 shares

Subscriptions	610,435	7,228,260	5,986,063	68,658,418

Redemptions	(36,135,711)	(431,626,592)	(28,184,051)	(318,743,956)

Net increase (decrease)	(35,525,276)	(424,398,332)	(22,197,988)	(250,085,538)

Total net increase (decrease)	(27,089,338)	(325,672,767)	24,355,584	282,668,084

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights

Variable Portfolio – Conservative Portfolio

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.22	0.18	0.04

Net realized and unrealized gain	0.57	0.16	0.55

Total from investment operations	0.79	0.34	0.59

Net asset value, end of period	$11.65	$10.86	$10.52

Total return	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.27%	0.27%	0.28	%(c)

Net investment income	1.92%	1.73%	0.55	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,113,897	$747,744	$237,556

Portfolio turnover	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	57

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Conservative Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.22	0.18	0.12

Net realized and unrealized gain	0.57	0.16	0.47

Total from investment operations	0.79	0.34	0.59

Net asset value, end of period	$11.65	$10.86	$10.52

Total return	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.27%	0.25%	0.22	%(c)

Net investment income	1.89%	1.67%	1.84	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,407,365	$2,096,659	$1,840,530

Portfolio turnover	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.97	$10.77	$9.99

Income from investment operations:

Net investment income	0.19	0.18	0.03

Net realized and unrealized gain	0.77	0.02	0.75

Total from investment operations	0.96	0.20	0.78

Net asset value, end of period	$11.93	$10.97	$10.77

Total return	8.75%	1.86%	7.81%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27	%(c)

Net investment income	1.65%	1.69%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,256,492	$1,563,684	$639,226

Portfolio turnover	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	59

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.99	$10.78	$9.99

Income from investment operations:

Net investment income	0.19	0.18	0.10

Net realized and unrealized gain	0.78	0.03	0.69

Total from investment operations	0.97	0.21	0.79

Net asset value, end of period	$11.96	$10.99	$10.78

Total return	8.83%	1.95%	7.91%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.26%	0.24%	0.21	%(c)

Net investment income	1.64%	1.61%	1.52	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,401,488	$4,050,272	$4,095,896

Portfolio turnover	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.04	$11.01	$9.99

Income from investment operations:

Net investment income	0.18	0.19	0.03

Net realized and unrealized gain (loss)	1.02	(0.16)	0.99

Total from investment operations	1.20	0.03	1.02

Net asset value, end of period	$12.24	$11.04	$11.01

Total return	10.87%	0.27%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27	%(c)

Net investment income	1.50%	1.76%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$7,058,383	$5,190,987	$2,208,757

Portfolio turnover	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	61

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.05	$11.01	$9.99

Income from investment operations:

Net investment income	0.17	0.19	0.10

Net realized and unrealized gain (loss)	1.03	(0.15)	0.92

Total from investment operations	1.20	0.04	1.02

Net asset value, end of period	$12.25	$11.05	$11.01

Total return	10.86%	0.36%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.25%	0.23%	0.20	%(c)

Net investment income	1.48%	1.69%	1.53	%(c)

Supplemental data

Net assets, end of period (in thousands)	$14,632,327	$14,174,096	$15,503,050

Portfolio turnover	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.03	$11.19	$9.99

Income from investment operations:

Net investment income	0.13	0.16	0.03

Net realized and unrealized gain (loss)	1.22	(0.32)	1.17

Total from investment operations	1.35	(0.16)	1.20

Net asset value, end of period	$12.38	$11.03	$11.19

Total return	12.24%	(1.43%)	12.01%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27	%(c)

Net investment income	1.06%	1.43%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,989,411	$3,179,010	$1,310,385

Portfolio turnover	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	63

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.05	$11.20	$9.99

Income from investment operations:

Net investment income	0.13	0.15	0.08

Net realized and unrealized gain (loss)	1.22	(0.30)	1.13

Total from investment operations	1.35	(0.15)	1.21

Net asset value, end of period	$12.40	$11.05	$11.20

Total return	12.22%	(1.34%)	12.11%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.25%	0.23%	0.20	%(c)

Net investment income	1.05%	1.34%	1.18	%(c)

Supplemental data

Net assets, end of period (in thousands)	$8,377,366	$8,792,865	$9,941,377

Portfolio turnover	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.94	$11.29	$9.90

Income from investment operations:

Net investment income	0.08	0.11	0.01

Net realized and unrealized gain (loss)	1.42	(0.46)	1.38

Total from investment operations	1.50	(0.35)	1.39

Net asset value, end of period	$12.44	$10.94	$11.29

Total return	13.71%	(3.10%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.28%	0.27	%(c)

Total net expenses(d)	0.27%	0.28%	0.27	%(c)

Net investment income	0.65%	0.99%	0.19	%(c)

Supplemental data

Net assets, end of period (in thousands)	$997,395	$785,070	$284,243

Portfolio turnover	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	65

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.96	$11.29	$9.90

Income from investment operations:

Net investment income	0.08	0.10	0.03

Net realized and unrealized gain (loss)	1.42	(0.43)	1.36

Total from investment operations	1.50	(0.33)	1.39

Net asset value, end of period	$12.46	$10.96	$11.29

Total return	13.69%	(2.92%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.28%	0.28	%(c)

Total net expenses(d)	0.24%	0.20%	0.17	%(c)

Net investment income	0.66%	0.92%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,169,995	$2,297,542	$2,618,433

Portfolio turnover	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2012

Portfolio Navigator Funds

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Variable Portfolio — Conservative Portfolio; Variable Portfolio — Moderately Conservative Portfolio; Variable Portfolio — Moderate Portfolio; Variable Portfolio — Moderately Aggressive Portfolio; and Variable Portfolio — Aggressive Portfolio. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund currently operates as a diversified fund. Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC, the Funds’ Investment Manager (Investment Manager) and a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter.

*For information on the goals, investment strategies and risks of the underlying funds, please refer to Appendix A and B in the Funds’ most recent prospectus.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract or life insurance policy and making all allocations to the subaccounts that invest in each Fund. Both share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Funds are treated as partnerships for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Annual Report 2012	67

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

The Funds do not pay the Investment Manager a direct management fee for managing their assets.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as “acquired funds”) in which the Fund invests. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Funds or the Board of Trustees (the Board), including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company by each Fund were $1,352.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Distribution Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

68	Annual Report 2012

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.32% for Class 2 and Class 4 shares as a percentage of each Fund’s average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: expenses associated with investments in underlying funds, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Prior to June 4, 2012, under such agreement, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses so that the net operating expenses for Class 4 shares, including the fees and expenses of the underlying funds, did not exceed the following amounts:

Fund	Net expenses, including underlying fund fees and expense (%)
Variable Portfolio — Conservative Portfolio	0.86
Variable Portfolio — Moderately Conservative Portfolio	0.90
Variable Portfolio — Moderate Portfolio	0.94
Variable Portfolio — Moderately Aggressive Portfolio	0.98
Variable Portfolio — Aggressive Portfolio	0.99

For the year ended December 31, 2012, the total expenses, as a percentage of average daily net assets applicable to Class 4 shares, before fee waiver/expense reimbursements and including underlying fund fees and expenses were as follows:

Fund	Class 4 Annualized Expenses (%)	Class 4 Underlying Fund Fees and Expenses (%)	Class 4 Total Expenses (%)
Variable Portfolio — Conservative Portfolio	0.27	0.61	0.88
Variable Portfolio — Moderately Conservative Portfolio	0.27	0.67	0.94

Fund	Class 4 Annualized Expenses (%)	Class 4 Underlying Fund Fees and Expenses (%)	Class 4 Total Expenses (%)
Variable Portfolio — Moderate Portfolio	0.27	0.73	1.00
Variable Portfolio — Moderately Aggressive Portfolio	0.27	0.76	1.03
Variable Portfolio — Aggressive Portfolio	0.27	0.80	1.07

Note 4. Portfolio Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments in underlying funds, for each Fund, excluding Money Market Funds, aggregated to:

Fund	Purchases ($)	Proceeds ($)
Variable Portfolio — Conservative Portfolio	820,690,454	304,318,303
Variable Portfolio — Moderately Conservative Portfolio	1,183,355,672	519,673,514
Variable Portfolio — Moderate Portfolio	3,162,926,894	2,516,002,846
Variable Portfolio — Moderately Aggressive Portfolio	1,673,824,122	2,505,978,407
Variable Portfolio — Aggressive Portfolio	398,688,207	687,478,054

Note 5. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100% of all outstanding shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing.

The Funds had no borrowings during the year ended December 31, 2012.

Annual Report 2012	69

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

Note 7. Fund Merger

Variable Portfolio — Conservative Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Conservative Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Conservative (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Conservative Portfolio immediately before the acquisition were $1,959,931,198 and the combined net assets immediately after the acquisition were $2,023,371,482.

The merger was accomplished by a tax-free exchange of 5,657,227 shares of Disciplined Asset Allocation Portfolios — Conservative valued at $63,440,284 (including $5,178,613 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Conservative shares, Variable Portfolio — Conservative Portfolio issued 5,828,816 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Conservative Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Conservative’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Conservative Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Conservative that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Conservative Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $37.6 million, $42.7 million, $(6.5) million, and $73.8 million, respectively.

Variable Portfolio — Moderately Conservative Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Moderately Conservative Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Moderately Conservative (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Moderately Conservative Portfolio immediately before the acquisition were $4,892,029,967 and the combined net assets immediately after the acquisition were $4,967,044,323.

The merger was accomplished by a tax-free exchange of 6,845,648 shares of Disciplined Asset Allocation Portfolios — Moderately Conservative valued at $75,014,356 (including $7,734,657 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Moderately Conservative shares, Variable Portfolio — Moderately Conservative Portfolio issued 6,663,260 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Moderately Conservative Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Moderately Conservative’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Moderately Conservative Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Moderately Conservative that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Moderately Conservative Portfolio’s proforma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $80.6 million, $60.2 million, $(44.0) million, and $96.8 million, respectively.

Variable Portfolio — Moderate Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Moderate Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Moderate (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after

70	Annual Report 2012

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Moderate Portfolio immediately before the acquisition were $19,350,638,941 and the combined net assets immediately after the acquisition were $19,495,706,540.

The merger was accomplished by a tax-free exchange of 13,454,504 shares of Disciplined Asset Allocation Portfolios — Moderate valued at $145,067,599 (including $19,122,698 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Moderate shares, Variable Portfolio — Moderate Portfolio issued 12,460,442 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Moderate Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Moderate’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Moderate Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Moderate that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Moderate Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $313.4 million, $184.2 million, $(464.3) million, and $33.3 million, respectively.

Variable Portfolio — Moderately Aggressive Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Moderately Aggressive Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Moderately Aggressive (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Moderately Aggressive Portfolio immediately before the acquisition were $12,904,118,662 and the combined net assets immediately after the acquisition were $12,989,970,877.

The merger was accomplished by a tax-free exchange of 7,987,884 shares of Disciplined Asset Allocation Portfolios — Moderately Aggressive valued at $85,852,215 (including $12,935,793 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Moderately Aggressive shares, Variable Portfolio — Moderately Aggressive Portfolio issued 7,191,772 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Moderately Aggressive Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Moderately Aggressive’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Moderately Aggressive Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Moderately Aggressive that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Moderately Aggressive Portfolio’s proforma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $161.0 million, $129.6 million, $(492.4) million, and $(201.8) million, respectively.

Variable Portfolio — Aggressive Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Aggressive Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Aggressive (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

Annual Report 2012	71

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

The aggregate net assets of Variable Portfolio — Aggressive Portfolio immediately before the acquisition were $3,340,413,252 and the combined net assets immediately after the acquisition were $3,375,362,729.

The merger was accomplished by a tax-free exchange of 3,271,114 shares of Disciplined Asset Allocation Portfolios — Aggressive valued at $34,949,477 (including $5,849,448 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Aggressive shares, Variable Portfolio — Aggressive Portfolio issued 2,872,985 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Aggressive Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Aggressive’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Aggressive Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Aggressive that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Aggressive Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $27.1 million, $35.1 million, $(164.4) million, and $(102.2) million, respectively.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

72	Annual Report 2012

Portfolio Navigator Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Aggressive Portfolio, Variable Portfolio — Moderately Aggressive Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Conservative Portfolio (the “the Portfolios”) (constituting part of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Portfolios for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	73

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%
Issuer	Shares	Value ($)

Consumer Discretionary 10.8%
Diversified Consumer Services 0.1%

Apollo Group, Inc., Class A(a)	7,900	165,268

Media 5.4%

Comcast Corp., Class A	111,500	4,167,870

DIRECTV(a)	69,674	3,494,848

Discovery Communications, Inc., Class A(a)	20,300	1,288,644

DISH Network Corp., Class A	19,900	724,360

Total		9,675,722

Multiline Retail 0.1%

Macy’s, Inc.	6,400	249,728

Specialty Retail 5.2%

Gap, Inc. (The)	89,200	2,768,768

Home Depot, Inc. (The)	7,600	470,060

Ross Stores, Inc.	53,088	2,874,715

TJX Companies, Inc.	79,000	3,353,550

Total		9,467,093

Total Consumer Discretionary		19,557,811

Consumer Staples 10.9%
Beverages 0.6%

Coca-Cola Enterprises, Inc.	37,116	1,177,691

Food & Staples Retailing 4.8%

CVS Caremark Corp.	31,100	1,503,685

Kroger Co. (The)	76,179	1,982,178

Safeway, Inc.	81,500	1,474,335

Wal-Mart Stores, Inc.	54,601	3,725,426

Total		8,685,624

Food Products 1.5%

Campbell Soup Co.	78,100	2,724,909

Household Products 0.2%

Kimberly-Clark Corp.	3,292	277,943

Tobacco 3.8%

Lorillard, Inc.	16,900	1,971,723

Philip Morris International, Inc.	57,629	4,820,089

Total		6,791,812

Total Consumer Staples		19,657,979

Energy 11.4%
Energy Equipment & Services 1.2%

Diamond Offshore Drilling, Inc.	11,400	774,744

National Oilwell Varco, Inc.	20,383	1,393,178

Total		2,167,922

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 10.2%

Apache Corp.	26,979	2,117,851

Chevron Corp.(b)	40,306	4,358,691

ConocoPhillips	68,403	3,966,690

Exxon Mobil Corp.	40,209	3,480,089

Tesoro Corp.	37,636	1,657,866

Valero Energy Corp.	84,131	2,870,550

Total		18,451,737

Total Energy		20,619,659

Financials 15.2%
Capital Markets 2.2%

BlackRock, Inc.	16,250	3,359,038

State Street Corp.	11,800	554,718

Total		3,913,756

Commercial Banks 0.1%

Fifth Third Bancorp	12,400	188,356

Wells Fargo & Co.	2,100	71,778

Total		260,134

Consumer Finance 1.3%

Discover Financial Services	54,342	2,094,884

SLM Corp.	12,100	207,273

Total		2,302,157

Diversified Financial Services 5.8%

Citigroup, Inc.	112,400	4,446,544

JPMorgan Chase & Co.	131,000	5,760,070

Moody’s Corp.	4,100	206,312

Total		10,412,926

Insurance 3.7%

Aflac, Inc.	59,393	3,154,956

Lincoln National Corp.	8,400	217,560

MetLife, Inc.	4,400	144,936

Prudential Financial, Inc.	59,100	3,151,803

Total		6,669,255

Real Estate Investment Trusts (REITs) 2.1%

Simon Property Group, Inc.	24,371	3,852,811

Total Financials		27,411,039

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 12.0%
Biotechnology 1.9%

Amgen, Inc.	41,000	3,539,120

Health Care Equipment & Supplies 0.3%

Boston Scientific Corp.(a)	102,400	586,752

Health Care Providers & Services 1.5%

AmerisourceBergen Corp.	21,100	911,098

Cardinal Health, Inc.	8,000	329,440

Humana, Inc.	12,700	871,601

McKesson Corp.	5,600	542,976

Total		2,655,115

Pharmaceuticals 8.3%

Bristol-Myers Squibb Co.	105,400	3,434,986

Eli Lilly & Co.	77,389	3,816,825

Merck & Co., Inc.	43,823	1,794,114

Pfizer, Inc.	236,592	5,933,727

Total		14,979,652

Total Health Care		21,760,639

Industrials 9.7%
Aerospace & Defense 4.6%

General Dynamics Corp.	5,200	360,204

Lockheed Martin Corp.	19,082	1,761,078

Northrop Grumman Corp.	43,600	2,946,488

Raytheon Co.	56,070	3,227,389

Total		8,295,159

Air Freight & Logistics 0.5%

United Parcel Service, Inc., Class B	10,900	803,657

Airlines 0.3%

Southwest Airlines Co.	50,700	519,168

Electrical Equipment 0.1%

Emerson Electric Co.	4,700	248,912

Industrial Conglomerates 1.0%

Danaher Corp.	28,700	1,604,330

General Electric Co.	13,441	282,127

Total		1,886,457

Machinery 2.3%

Illinois Tool Works, Inc.	43,200	2,626,992

Ingersoll-Rand PLC	6,100	292,556

Parker Hannifin Corp.	14,300	1,216,358

Total		4,135,906

Professional Services 0.9%

Dun & Bradstreet Corp. (The)	20,974	1,649,605

Total Industrials		17,538,864

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology 18.7%
Communications Equipment 2.5%

Cisco Systems, Inc.	224,900	4,419,285

Computers & Peripherals 5.4%

Apple, Inc.	16,332	8,705,446

EMC Corp.(a)	39,700	1,004,410

Total		9,709,856

Internet Software & Services 0.3%

Google, Inc., Class A(a)	850	602,965

IT Services 3.6%

International Business Machines Corp.	1,457	279,088

Mastercard, Inc., Class A	8,117	3,987,720

Visa, Inc., Class A	15,100	2,288,858

Total		6,555,666

Semiconductors & Semiconductor Equipment 1.3%

KLA-Tencor Corp.	4,000	191,040

NVIDIA Corp.	178,100	2,188,849

Total		2,379,889

Software 5.6%

Microsoft Corp.	208,712	5,578,872

Oracle Corp.	46,800	1,559,376

VMware, Inc., Class A(a)	32,395	3,049,665

Total		10,187,913

Total Information Technology		33,855,574

Materials 3.3%
Chemicals 3.3%

CF Industries Holdings, Inc.	15,908	3,231,869

Eastman Chemical Co.	33,400	2,272,870

LyondellBasell Industries NV, Class A	3,300	188,397

PPG Industries, Inc.	1,900	257,165

Total		5,950,301

Total Materials		5,950,301

Telecommunication Services 3.5%
Diversified Telecommunication Services 3.5%

AT&T, Inc.	45,991	1,550,357

Verizon Communications, Inc.	110,656	4,788,085

Total		6,338,442

Total Telecommunication Services		6,338,442

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Electric Utilities 0.4%

Entergy Corp.	13,400	854,250

Independent Power Producers & Energy Traders 1.6%

AES Corp.	266,741	2,854,129

Multi-Utilities 1.7%

PG&E Corp.	7,400	297,332

Public Service Enterprise Group, Inc.	89,784	2,747,390

Total		3,044,722

Total Utilities		6,753,101

Total Common Stocks (Cost: $153,026,253)		179,443,409

Money Market Funds 0.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(c)(d)	1,550,649	1,550,649

Total Money Market Funds (Cost: $1,550,649)		1,550,649

Total Investments

Other Assets & Liabilities, Net		(127,603)

Net Assets		180,866,455

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	5	1,775,125	March 2013	14,983	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2012, investments in securities included securities valued at $216,280 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	2,308,414	17,681,586	(18,439,351)	1,550,649	2,869	1,550,649

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	19,557,811	—	—	19,557,811

Consumer Staples	19,657,979	—	—	19,657,979

Energy	20,619,659	—	—	20,619,659

Financials	27,411,039	—	—	27,411,039

Health Care	21,760,639	—	—	21,760,639

Industrials	17,538,864	—	—	17,538,864

Information Technology	33,855,574	—	—	33,855,574

Materials	5,950,301	—	—	5,950,301

Telecommunication Services	6,338,442	—	—	6,338,442

Utilities	6,753,101	—	—	6,753,101

Total Equity Securities	179,443,409	—	—	179,443,409

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Money Market Funds	1,550,649	—	—	1,550,649

Total Other	1,550,649	—	—	1,550,649

Investments in Securities	180,994,058	—	—	180,994,058

Derivatives

Assets

Futures Contracts	14,983	—	—	14,983

Total	181,009,041	—	—	181,009,041

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Core Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $153,026,253)	$179,443,409

Affiliated issuers (identified cost $1,550,649)	1,550,649

Total investments (identified cost $154,576,902)	180,994,058

Receivable for:

Dividends	160,804

Reclaims	361

Variation margin on futures contracts	45,125

Expense reimbursement due from Investment Manager	11,915

Prepaid expenses	2,331

Total assets	181,214,594

Liabilities

Payable for:

Capital shares purchased	240,795

Investment management fees	61,537

Compensation of board members	12,107

Other expenses	33,700

Total liabilities	348,139

Net assets applicable to outstanding capital stock	$180,866,455

Represented by

Partners’ capital	$180,866,455

Total — representing net assets applicable to outstanding capital stock	$180,866,455

Shares outstanding	18,899,379

Net asset value per share	$9.57

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$4,407,308

Dividends — affiliated issuers	2,869

Income from securities lending — net	28,707

Foreign taxes withheld	(18)

Total income	4,438,866

Expenses:

Investment management fees	745,601

Compensation of board members	14,004

Custodian fees	10,121

Printing and postage fees	34,053

Professional fees	30,721

Other	14,397

Total expenses	848,897

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,162)

Total net expenses	745,735

Net investment income	3,693,131

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	18,964,901

Foreign currency translations	243

Futures contracts	370,572

Net realized gain	19,335,716

Net change in unrealized appreciation (depreciation) on:

Investments	5,641,716

Foreign currency translations	(231)

Futures contracts	(32,793)

Net change in unrealized appreciation (depreciation)	5,608,692

Net realized and unrealized gain	24,944,408

Net increase in net assets resulting from operations	$28,637,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Core Equity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$3,693,131	$3,695,611

Net realized gain	19,335,716	12,726,919

Net change in unrealized appreciation (depreciation)	5,608,692	(3,687,764)

Net increase in net assets resulting from operations	28,637,539	12,734,766

Increase (decrease) in net assets from capital stock activity	(22,996,033)	(23,832,043)

Total increase (decrease) in net assets	5,641,506	(11,097,277)

Net assets at beginning of year	175,224,949	186,322,226

Net assets at end of year	$180,866,455	$175,224,949

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	8,814	81,514	99,728	793,777

Redemptions	(2,497,188)	(23,077,547)	(3,069,359)	(24,625,820)

Total decrease	(2,488,374)	(22,996,033)	(2,969,631)	(23,832,043)

Total net decrease	(2,488,374)	(22,996,033)	(2,969,631)	(23,832,043)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Core Equity Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.19	$7.65	$6.55	$5.27	$10.30

Income from investment operations

Net investment income (loss)	0.18	0.16	0.17	0.12	0.17

Net realized and unrealized gain (loss)	1.20	0.38	0.93	1.16	(4.01)

Total from investment operations	1.38	0.54	1.10	1.28	(3.84)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.02)

Net realized gains	—	—	—	—	(1.17)

Total distributions to shareholders	—	—	—	—	(1.19)

Net asset value, end of period	$9.57	$8.19	$7.65	$6.55	$5.27

Total return	16.85%	7.06%	16.76%	24.40%	(41.62%)

Ratios to average net assets(a)

Total gross expenses	0.46%	0.46%	0.45%	0.44%	0.48%

Total net expenses(b)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.98%	2.02%	2.44%	2.25%	2.07%

Supplemental data

Net assets, end of period (in thousands)	$180,866	$175,225	$186,322	$186,836	$174,866

Portfolio turnover	79%	52%	109%	76%	103%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Funds directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is

Annual Report 2012	17

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	14,983	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	370,572
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(32,793)

18	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	67

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting

Annual Report 2012	19

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.40% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,906.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s’ average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $144,868,437 and $162,797,917, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended

20	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, RiverSource Life Insurance Company, an affiliate of the Fund, owned 100.0% of the Fund’s shares. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	21

Columbia Variable Portfolio – Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Equity Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 21, 2013

22	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 7.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 1.9%
Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	11,300,000	5,884,554

Samarco Mineracao SA Senior Unsecured(b)
11/01/22	4.125%		1,000,000	1,013,194

Vale SA Senior Unsecured
09/11/42	5.625%		1,000,000	1,085,600

Total				7,983,348

Colombia 1.1%
BanColombia SA Senior Unsecured
06/03/21	5.950%		1,610,000	1,859,550

Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%		1,700,000	1,837,931

Grupo Aval Ltd.(b)
09/26/22	4.750%		1,000,000	1,012,500

Total				4,709,981

Mexico 0.4%
America Movil SAB de CV Senior Unsecured
12/05/22	6.450%	MXN	20,000,000	1,596,470

Peru 0.4%
Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		1,300,000	1,409,831

Russian Federation 2.3%
Lukoil International Finance BV(b)
11/09/20	6.125%		4,250,000	4,914,327

Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%		2,650,000	3,088,610

VimpelCom Holdings BV(b)
03/01/22	7.504%		1,260,000	1,444,275

Total				9,447,212

Ukraine 0.9%
MHP SA(b)
04/29/15	10.250%		3,650,000	3,823,375

Total Corporate Bonds & Notes
(Cost: $27,572,540)				28,970,217

Inflation-Indexed Bonds(a) 6.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Uruguay 6.1%
Uruguay Government International Bond
06/26/37	3.700%	UYU	12,463,520	730,779

Senior Unsecured
12/15/28	4.375%	UYU	397,460,576	24,705,943

Total				25,436,722

Total Inflation-Indexed Bonds				25,436,722
(Cost: $21,710,884)

Foreign Government Obligations(a) 83.9%
Argentina 2.3%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		3,380,000	3,075,800

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		4,500,000	3,802,500

City of Buenos Aires Senior Unsecured(b)
03/01/17	9.950%		2,288,000	2,013,440

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		900,000	666,000

Total				9,557,740

Bolivia 0.5%
Bolivian Government International Bond(b)
10/29/22	4.875%		1,900,000	1,902,013

Brazil 4.7%
Brazilian Government International Bond Senior Unsecured
01/05/24	8.500%	BRL	4,858,000	2,888,701

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		4,400,000	4,730,000

Morgan Stanley Senior Unsecured
10/22/20	11.500%	BRL	2,000,000	1,135,514

Petrobras International Finance Co.
03/15/19	7.875%		2,100,000	2,623,060
01/27/21	5.375%		4,420,000	4,966,310
01/20/40	6.875%		2,390,000	3,036,172

Total				19,379,757

Colombia 5.8%
Colombia Government International Bond
Senior Unsecured
06/28/27	9.850%	COP	2,096,000,000	1,818,075
01/18/41	6.125%		4,410,000	6,015,514

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Corporación Andina de Fomento
06/15/22	4.375%		2,789,000	3,019,826

Emgesa SA ESP Senior Unsecured
01/25/21	8.750%	COP	2,000,000,000	1,326,090

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%		3,800,000	4,259,968

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	7,500,000,000	4,902,801

Transportadora de Gas Internacional SA ESP Senior Unsecured(b)
03/20/22	5.700%		2,600,000	2,870,078

Total				24,212,352

Dominican Republic 2.2%
Dominican Republic International Bond(b)
Senior Unsecured
05/06/21	7.500%		4,100,000	4,754,902
04/20/27	8.625%		3,650,000	4,394,600

Total				9,149,502

El Salvador 0.5%
El Salvador Government International Bond Senior Unsecured(b)
04/10/32	8.250%		1,760,000	2,125,200

Georgia 0.3%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		1,039,000	1,185,635

Guatemala 0.4%
Guatemala Government Bond Senior Unsecured(b)
06/06/22	5.750%		1,550,000	1,708,875

Hungary 1.1%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		2,830,000	3,134,073

Magyar Export-Import Bank RT(b)
02/12/18	5.500%		1,500,000	1,514,969

Total				4,649,042

Indonesia 9.0%
Indonesia Government International Bond(b)
Senior Unsecured
05/05/21	4.875%		2,550,000	2,928,549
01/17/38	7.750%		4,160,000	6,271,200

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Indonesia Treasury Bond
Senior Unsecured
06/15/15	9.500%	IDR	6,000,000,000	692,240
07/15/17	10.000%	IDR	16,597,000,000	2,082,393
09/15/19	11.500%	IDR	24,050,000,000	3,402,930
11/15/20	11.000%	IDR	11,717,000,000	1,673,746
09/15/24	10.000%	IDR	19,530,000,000	2,766,323

PT Pertamina Persero(b)
Senior Unsecured
05/03/22	4.875%		6,300,000	6,882,750
05/03/42	6.000%		2,460,000	2,776,725

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%		7,050,000	7,957,010

Total				37,433,866

Kazakhstan 1.9%
KazMunaiGaz Finance Sub BV(b)
07/02/18	9.125%		2,520,000	3,332,700
05/05/20	7.000%		3,840,000	4,779,121

Total				8,111,821

Latvia 0.3%
Republic of Latvia Senior Unsecured(b)
06/16/21	5.250%		1,130,000	1,313,633

Lithuania 1.6%
Lithuania Government International Bond Senior Unsecured(b)
03/09/21	6.125%		5,500,000	6,761,246

Mexico 8.3%
Comision Federal De Electricidad Senior Unsecured(b)
02/14/42	5.750%		2,080,000	2,355,600

Mexican Bonos
12/15/16	7.250%	MXN	1,600,000	1,335,927
06/10/21	6.500%	MXN	1,000	836
06/09/22	6.500%	MXN	12,927,000	10,829,423
06/03/27	7.500%	MXN	9,139,000	8,225,291

Petroleos Mexicanos
06/02/41	6.500%		6,640,000	8,333,200
06/27/44	5.500%		3,100,000	3,410,000

Total				34,490,277

Mongolia 0.4%
Mongolia Government International Bond Senior Unsecured(b)
12/05/22	5.125%		1,575,000	1,540,503

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Morocco 0.3%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		1,200,000	1,204,434

Panama 0.1%
Ena Norte Trust Pass-Through Certificates(b)
04/25/23	4.950%		500,000	513,769

Peru 3.2%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		3,270,000	3,587,686

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(c)
05/31/18	0.000%		3,343,196	3,008,876

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%		780,000	1,130,220
11/18/50	5.625%		2,520,000	3,267,180

Peruvian Government International Bond(b)
Senior Unsecured
08/12/26	8.200%	PEN	4,318,000	2,371,051

Total				13,365,013

Philippines 1.7%
Philippine Government International Bond
Senior Unsecured
01/15/21	4.950%	PHP	27,000,000	716,270
03/30/26	5.500%		1,130,000	1,429,450
01/14/36	6.250%	PHP	77,000,000	2,232,888

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		2,080,000	2,899,298

Total				7,277,906

Poland 1.4%
Poland Government International Bond Senior Unsecured
04/21/21	5.125%		4,900,000	5,811,400

Qatar 1.0%
Qatar Government International Bond(b)
Senior Unsecured
01/20/22	4.500%		2,830,000	3,247,425
01/20/40	6.400%		760,000	1,062,632

Total				4,310,057

Republic of Namibia 1.1%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		4,130,000	4,625,600

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Republic of the Congo 0.4%
Republic of Congo Senior Unsecured(d)
06/30/29	3.000%		1,786,950	1,543,275

Romania 0.9%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		3,150,000	3,822,665

Russian Federation 12.6%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%		2,000,000	2,043,649

Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%		2,080,000	2,329,600
03/07/22	6.510%		7,300,000	8,705,250
08/16/37	7.288%		2,020,000	2,630,646

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b)
12/27/17	5.298%		4,850,000	5,178,532

Russian Foreign Bond — Eurobond(b)
Senior Unsecured
03/10/18	7.850%	RUB	40,000,000	1,427,075
04/04/42	5.625%		4,200,000	5,218,500

Russian Foreign Bond — Eurobond(b)(d)
Senior Unsecured
03/31/30	7.500%		5,673,000	7,286,401

Russian Railways via RZD Capital Ltd. Senior Unsecured
04/02/19	8.300%	RUB	164,700,000	5,592,318

Sberbank of Russia Via SB Capital SA
Senior Unsecured
06/16/21	5.717%		1,100,000	1,232,000

Sberbank of Russia Via SB Capital SA(b)
Senior Unsecured
02/07/22	6.125%		4,300,000	4,905,046

VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b)
04/12/17	6.000%		1,500,000	1,621,500

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%		3,650,000	4,471,250

Total				52,641,767

South Africa 0.8%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%		1,510,000	1,706,300

Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		1,800,000	1,808,826

Total				3,515,126

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Korea 0.9%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%	3,270,000	3,612,977

Trinidad and Tobago 1.3%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%	4,200,000	5,573,175

Turkey 6.3%
Export Credit Bank of Turkey Senior Unsecured(b)
04/24/19	5.875%	4,410,000	5,026,464

Turkey Government International Bond
03/25/22	5.125%	750,000	862,500

Senior Unsecured
03/30/21	5.625%	10,350,000	12,290,625
03/17/36	6.875%	5,860,000	7,911,000

Total			26,090,589

Ukraine 0.4%
Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%	1,700,000	1,750,937

United Arab Emirates 1.6%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	5,420,000	6,468,586

Uruguay 0.7%
Uruguay Government International Bond
11/20/45	4.125%	2,200,000	2,196,700

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Unsecured
03/21/36	7.625%	510,000	787,440

Total			2,984,140

Venezuela 9.6%
Petroleos de Venezuela SA
04/12/17	5.250%	3,650,000	3,184,625
11/02/17	8.500%	13,273,000	13,107,087
11/17/21	9.000%	2,000,000	1,908,000

Senior Unsecured
10/28/15	5.000%	7,000,000	6,422,500

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%	15,900,000	15,423,000

Total			40,045,212

Zambia 0.3%
Zambia Government International Bond(b)
09/20/22	5.375%	1,200,000	1,188,902

Total Foreign Government Obligations
(Cost: $317,804,737)			349,866,992

Money Market Funds 1.7%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(e)(f)		7,017,473	7,017,473

Total Money Market Funds
(Cost: $7,017,473)			7,017,473

Total Investments
(Cost: $374,105,634)			411,291,404

Other Assets & Liabilities, Net			5,614,494

Net Assets			416,905,898

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets	January 10, 2013	1,711,846 (USD	)	53,469,000 (RUB	)	35,979	—

Deutsche Bank	January 16, 2013	6,433,192 (USD	)	19,692,000 (MYR	)	120	—

Total						36,099	—

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $196,449,336 or 47.12% of net assets.

(c)	Zero coupon bond.

(d)	Variable rate security.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	437,816,528	(430,819,055)	7,017,473	24,680	7,017,473

Currency Legend

BRL	Brazilian Real

COP	Colombian Peso

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysia Ringgits

PEN	Peru Nuevos Soles

PHP	Philippine Peso

RUB	Russian Rouble

USD	US Dollar

UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	28,970,217	—	28,970,217

Inflation-Indexed Bonds	—	25,436,722	—	25,436,722

Foreign Government Obligations	—	346,858,116	3,008,876	349,866,992

Total Bonds	—	401,265,055	3,008,876	404,273,931

Other

Money Market Funds	7,017,473	—	—	7,017,473

Total Other	7,017,473	—	—	7,017,473

Investments in Securities	7,017,473	401,265,055	3,008,876	411,291,404
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	36,099	—	36,099

Total	7,017,473	401,301,154	3,008,876	411,327,503

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Foreign Government Obligations ($)
Balance as of April 30, 2012	—

Accrued discounts/premiums	34,532

Realized gain (loss)	49,301

Change in unrealized appreciation (depreciation)(a)	18,507

Sales	(419,580)

Purchases	3,326,116

Issuances	—

Settlements	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	3,008,876

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $18,507.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $367,088,161)	$404,273,931

Affiliated issuers (identified cost $7,017,473)	7,017,473

Total investments (identified cost $374,105,634)	411,291,404

Cash	18,050

Foreign currency (identified cost $1,141,901)	1,136,635

Unrealized appreciation on forward foreign currency exchange contracts	36,099

Receivable for:

Dividends	1,127

Interest	5,080,793

Reclaims	147,764

Prepaid expenses	3,067

Other assets	10,366

Total assets	417,725,305

Liabilities

Payable for:

Capital shares purchased	510,091

Investment management fees	186,182

Foreign capital gains taxes deferred	42,895

Transfer agent fees	21,078

Administration fees	24,591

Compensation of board members	2,860

Other expenses	31,710

Total liabilities	819,407

Net assets applicable to outstanding capital stock	$416,905,898

Represented by

Paid-in capital	$374,359,617

Undistributed net investment income	3,097,584

Accumulated net realized gain	2,263,514

Unrealized appreciation (depreciation) on:

Investments	37,185,770

Foreign currency translations	6,209

Forward foreign currency exchange contracts	36,099

Foreign capital gains tax	(42,895)

Total — representing net assets applicable to outstanding capital stock	$416,905,898

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$416,903,114

Shares outstanding	38,328,919

Net asset value per share	$10.88

Class 2

Net assets	$2,784

Shares outstanding	256

Net asset value per share	$10.88

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Operations

Year ended December 31, 2012(a)

Net investment income

Income:

Dividends — affiliated issuers	24,680

Interest	14,980,842

Foreign taxes withheld	(169,906)

Total income	14,835,616

Expenses:

Investment management fees	1,357,106

Distribution and/or service fees

Class 2	5

Transfer agent fees

Class 1	153,629

Class 2	2

Administration fees	179,243

Compensation of board members	8,919

Custodian fees	27,500

Printing and postage fees	12,377

Professional fees	27,311

Other	28,850

Total expenses	1,794,942

Net investment income	13,040,674

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	2,079,279

Foreign currency translations	300,973

Forward foreign currency exchange contracts	433,658

Net realized gain	2,813,910

Net change in unrealized appreciation (depreciation) on:

Investments	37,185,770

Foreign currency translations	6,209

Forward foreign currency exchange contracts	36,099

Foreign capital gains tax	(42,895)

Net change in unrealized appreciation (depreciation)	37,185,183

Net realized and unrealized gain	39,999,093

Net increase in net assets resulting from operations	$53,039,767

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets

Year Ended December 31, 2012(a)
Operations

Net investment income	$13,040,674

Net realized gain	2,813,910

Net change in unrealized appreciation (depreciation)	37,185,183

Net increase in net assets resulting from operations	53,039,767

Distributions to shareholders

Net investment income

Class 1	(10,499,989)

Class 2	(64)

Total distributions to shareholders	(10,500,053)

Increase (decrease) in net assets from capital stock activity	374,346,184

Total increase in net assets	416,885,898

Net assets at beginning of year	20,000

Net assets at end of year	$416,905,898

Undistributed net investment income	$3,097,584

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	41,896,603	411,268,072

Distributions reinvested	988,051	10,499,989

Redemptions	(4,557,485)	(47,421,941)

Net increase	38,327,169	374,346,120

Class 2 shares

Distributions reinvested	6	64

Net increase	6	64

Total net increase	38,327,175	374,346,184

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.35

Net realized and unrealized gain	0.80

Total from investment operations	1.15

Less distributions to shareholders from:

Net investment income	(0.27)

Total distributions to shareholders	(0.27)

Net asset value, end of period	$10.88

Total return	11.58%

Ratios to average net assets(b)

Total gross expenses	0.70	%(c)

Total net expenses(d)	0.70	%(c)

Net investment income	5.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$416,903

Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights (continued)

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.32

Net realized and unrealized gain	0.81

Total from investment operations	1.13

Less distributions to shareholders from:

Net investment income	(0.25)

Total distributions to shareholders	(0.25)

Net asset value, end of period	$10.88

Total return	11.42%

Ratios to average net assets(b)

Total gross expenses	0.95	%(c)

Total net expenses(d)	0.95	%(c)

Net investment income	4.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 17, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,750 shares for Class 1 and 250 shares for Class 2), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered on April 30, 2012.

These financial statements cover the period from April 30, 2012 (commencement of operations) to December 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE); therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

22	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	36,099

Annual Report 2012	23

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the period ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	433,658
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	36,099

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	16

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

24	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2012 was 0.53% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended December 31, 2012, other expenses paid to this company were $1,129.

Other expenses also include offering cost which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Annual Report 2012	25

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.87%
Class 2	1.12

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, non-deductible expenses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$556,963
Accumulated net realized gain	(550,396)
Paid-in capital	(6,567)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2012
Ordinary income	$10,500,053

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

26	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	5,678,943
Unrealized appreciation	37,031,712

At December 31, 2012, the cost of investments for federal income tax purposes was $374,259,692 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,316,898
Unrealized depreciation	(1,285,186)
Net unrealized appreciation	37,031,712

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $434,453,284 and $70,173,207, respectively, for the period ended December 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2012	27

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Bond Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	29

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 92.3%
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Diversified Consumer Services 0.1%

LifeLock, Inc.(a)	19,320	157,072

Household Durables 0.4%

Panasonic Corp.	58,600	358,129

Total Consumer Discretionary		515,201

Health Care 0.4%
Health Care Equipment & Supplies 0.4%

Stryker Corp.	7,500	411,150

Total Health Care		411,150

Industrials 0.2%
Commercial Services & Supplies 0.2%

Performant Financial Corp.(a)	16,855	170,236

Total Industrials		170,236

Information Technology 89.8%
Communications Equipment 6.9%

Cisco Systems, Inc.	133,600	2,625,240

QUALCOMM, Inc.	54,148	3,358,259

Radware, Ltd.(a)	12,691	418,803

Total		6,402,302

Computers & Peripherals 15.8%

Apple, Inc.	9,900	5,276,997

Dell, Inc.	29,800	301,874

Electronics for Imaging, Inc.(a)	54,600	1,036,854

EMC Corp.(a)	128,900	3,261,170

NCR Corp.(a)	69,300	1,765,764

NetApp, Inc.(a)	69,100	2,318,305

SanDisk Corp.(a)	16,900	736,164

Total		14,697,128

Electronic Equipment, Instruments & Components 4.5%

Arrow Electronics, Inc.(a)	22,500	856,800

Avnet, Inc.(a)	18,200	557,102

Flextronics International Ltd.(a)	156,900	974,349

Kyocera Corp.	8,500	770,655

Murata Manufacturing Co., Ltd.	12,200	719,695

Tripod Technology Corp.	10	22

Vishay Intertechnology, Inc.(a)	24,900	264,687

Total		4,143,310

Internet Software & Services 1.3%

Akamai Technologies, Inc.(a)	15,000	613,650

GREE, Inc.	37,800	586,638

Total		1,200,288

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.8%

Global Payments, Inc.	10,600	480,180

International Business Machines Corp.	4,700	900,285

Teradata Corp.(a)	11,100	686,979

VeriFone Systems, Inc.(a)	45,900	1,362,312

Visa, Inc., Class A	7,300	1,106,534

WNS Holdings Ltd., ADR(a)	78,115	813,958

Total		5,350,248

Office Electronics 0.5%

Canon, Inc.	11,900	461,241

Semiconductors & Semiconductor Equipment 20.1%

Advanced Micro Devices, Inc.(a)	100,863	242,071

Advanced Semiconductor Engineering, Inc.	622,058	541,576

Avago Technologies Ltd.	34,600	1,095,436

Broadcom Corp., Class A	63,600	2,112,156

KLA-Tencor Corp.	74,100	3,539,016

Lam Research Corp.(a)	98,900	3,573,257

LSI Corp.(a)	52,900	374,532

Marvell Technology Group Ltd.	88,267	640,818

Microsemi Corp.(a)	66,600	1,401,264

NXP Semiconductor NV(a)	64,000	1,687,680

Samsung Electronics Co., Ltd.	500	718,400

Semtech Corp.(a)	18,508	535,807

Shinko Electric Industries Co., Ltd.	66,000	525,456

Teradyne, Inc.(a)	71,800	1,212,702

United Microelectronics Corp.	1,129,000	456,317

Total		18,656,488

Software 34.9%

Application Software 17.9%

Cadence Design Systems, Inc.(a)	42,400	572,824

Citrix Systems, Inc.(a)	24,700	1,624,025

Nuance Communications, Inc.(a)	188,300	4,202,856

Parametric Technology Corp.(a)	170,642	3,841,152

Synopsys, Inc.(a)	194,000	6,176,960

TIBCO Software, Inc.(a)	10,100	222,301

Total		16,640,118

Systems Software 17.0%

BMC Software, Inc.(a)	4,500	178,470

Check Point Software Technologies Ltd.(a)	77,212	3,678,380

Fortinet, Inc.(a)	39,200	825,944

Imperva, Inc.(a)	7,700	242,781

Microsoft Corp.	61,300	1,638,549

Oracle Corp.	43,000	1,432,760

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Proofpoint, Inc.(a)	43,000	529,330

Symantec Corp.(a)	305,623	5,748,768

VMware, Inc., Class A(a)	15,700	1,477,998

Total		15,752,980

Total Software		32,393,098

Total Information Technology		83,304,103

Telecommunication Services 1.4%
Diversified Telecommunication Services 0.5%

AT&T, Inc.	13,100	441,601

Wireless Telecommunication Services 0.9%

Vodafone Group PLC	328,300	826,418

Total Telecommunication Services		1,268,019

Total Common Stocks (Cost: $81,073,174)		85,668,709

Money Market Funds 7.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	7,103,792	7,103,792

Total Money Market Funds
(Cost: $7,103,792)		7,103,792

Total Investments
(Cost: $88,176,966)		92,772,501

Other Assets & Liabilities, Net		(25,895)

Net Assets		92,746,606

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,543,965	54,291,138	(51,731,311)	7,103,792	12,549	7,103,792

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	157,072	358,129	—	515,201

Health Care	411,150	—	—	411,150

Industrials	170,236	—	—	170,236

Information Technology	78,524,103	4,780,000	—	83,304,103

Telecommunication Services	441,601	826,418	—	1,268,019

Total Equity Securities	79,704,162	5,964,547	—	85,668,709

Other

Money Market Funds	7,103,792	—	—	7,103,792

Total Other	7,103,792	—	—	7,103,792

Total	86,807,954	5,964,547	—	92,772,501

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $81,073,174)	$85,668,709

Affiliated issuers (identified cost $7,103,792)	7,103,792

Total investments (identified cost $88,176,966)	92,772,501

Foreign currency (identified cost $3)	3

Receivable for:

Investments sold	40,151

Capital shares sold	86,699

Dividends	31,601

Prepaid expenses	2,022

Total assets	92,932,977

Liabilities

Payable for:

Capital shares purchased	17,280

Investment management fees	74,008

Distribution and/or service fees	14,412

Transfer agent fees	4,674

Administration fees	6,232

Compensation of board members	6,389

Expense reimbursement due to Investment Manager	13,063

Other expenses	50,313

Total liabilities	186,371

Net assets applicable to outstanding capital stock	$92,746,606

Represented by

Paid-in capital	$87,635,276

Excess of distributions over net investment income	(5,841)

Accumulated net realized gain	521,425

Unrealized appreciation (depreciation) on:

Investments	4,595,535

Foreign currency translations	211

Total — representing net assets applicable to outstanding capital stock	$92,746,606

Class 1

Net assets	$23,922,315

Shares outstanding	1,146,331

Net asset value per share	$20.87

Class 2

Net assets	$68,824,291

Shares outstanding	3,379,516

Net asset value per share	$20.37

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$685,366

Dividends — affiliated issuers	12,549

Income from securities lending — net	11,313

Foreign taxes withheld	(12,107)

Total income	697,121

Expenses:

Investment management fees	874,647

Distribution and/or service fees

Class 2	165,492

Transfer agent fees

Class 1	15,522

Class 2	39,717

Administration fees	73,655

Compensation of board members	10,692

Custodian fees	12,263

Printing and postage fees	26,299

Professional fees	48,952

Other	11,326

Total expenses	1,278,565

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(195,578)

Total net expenses	1,082,987

Net investment loss	(385,866)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	2,015,124

Foreign currency translations	(9,220)

Net realized gain	2,005,904

Net change in unrealized appreciation (depreciation) on:

Investments	3,259,523

Foreign currency translations	2,329

Forward foreign currency exchange contracts	(2,268)

Net change in unrealized appreciation (depreciation)	3,259,584

Net realized and unrealized gain	5,265,488

Net increase in net assets resulting from operations	$4,879,622

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment loss	$(385,866)	$(251,991)

Net realized gain	2,005,904	2,502,947

Net change in unrealized appreciation (depreciation)	3,259,584	(7,645,960)

Net increase (decrease) in net assets resulting from operations	4,879,622	(5,395,004)

Distributions to shareholders

Net realized gains

Class 1	(47,455)	—

Class 2	(125,878)	—

Total distributions to shareholders	(173,333)	—

Increase (decrease) in net assets from capital stock activity	9,719,695	77,779,944

Total increase in net assets	14,425,984	72,384,940

Net assets at beginning of year	78,320,622	5,935,682

Net assets at end of year	$92,746,606	$78,320,622

Excess of distributions over net investment income	$(5,841)	$(2,351)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	10,047	215,847	32,477	661,467

Fund merger	—	—	1,259,171	26,283,989

Distributions reinvested	2,357	47,455	—	—

Redemptions	(159,707)	(3,407,305)	(193,896)	(3,957,824)

Net increase (decrease)	(147,303)	(3,144,003)	1,097,752	22,987,632

Class 2 shares

Subscriptions	1,163,755	24,463,317	907,021	18,037,247

Fund merger	—	—	2,205,485	45,130,273

Distributions reinvested	6,400	125,878	—	—

Redemptions	(574,403)	(11,725,497)	(421,479)	(8,375,208)

Net increase	595,752	12,863,698	2,691,027	54,792,312

Total net increase	448,449	9,719,695	3,788,779	77,779,944

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$19.50	$20.69	$17.91	$11.03	$18.46

Income from investment operations:

Net investment loss	(0.05)	(0.05)	(0.10)	(0.19)	(0.21)

Net realized and unrealized gain (loss)	1.46	(1.14)	2.88	7.07	(7.22)

Total from investment operations	1.41	(1.19)	2.78	6.88	(7.43)

Less distributions to shareholders:

Net realized gains	(0.04)	—	—	—	—

Total distributions to shareholders	(0.04)	—	—	—	—

Net asset value, end of period	$20.87	$19.50	$20.69	$17.91	$11.03

Total return	7.23%	(5.75%)	15.52%	62.38%	(40.25%)

Ratios to average net assets(a)

Total gross expenses	1.21%	1.36%	2.84%	3.86%	3.54%

Total net expenses(b)	1.00%	0.99%	1.30%	1.90%	1.90%

Net investment loss	(0.25%)	(0.23%)	(0.57%)	(1.38%)	(1.38%)

Supplemental data

Net assets, end of period (in thousands)	$23,922	$25,223	$4,053	$4,022	$2,754

Portfolio turnover	96%	99%	96%	153%	161%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$19.07	$20.30	$17.64	$10.88	$18.25

Income from investment operations:

Net investment loss	(0.10)	(0.10)	(0.16)	(0.23)	(0.24)

Net realized and unrealized gain (loss)	1.44	(1.13)	2.82	6.99	(7.13)

Total from investment operations	1.34	(1.23)	2.66	6.76	(7.37)

Less distributions to shareholders:

Net realized gains	(0.04)	—	—	—	—

Total distributions to shareholders	(0.04)	—	—	—	—

Net asset value, end of period	$20.37	$19.07	$20.30	$17.64	$10.88

Total return	7.03%	(6.06%)	15.08%	62.13%	(40.38%)

Ratios to average net assets(a)

Total gross expenses	1.46%	1.59%	3.03%	3.79%	3.71%

Total net expenses(b)	1.25%	1.24%	1.62%	2.15%	2.07%

Net investment loss	(0.48%)	(0.48%)	(0.91%)	(1.60%)	(1.55%)

Supplemental data

Net assets, end of period (in thousands)	$68,824	$53,098	$1,883	$2,370	$1,159

Portfolio turnover	96%	99%	96%	153%	161%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

16	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to RICs. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update

Annual Report 2012	17

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

(ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.87% as the Fund’s net assets increase. The annualized effective investment management fee rate for the year ended December 31, 2012 was 0.95% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended December 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,622.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	1.00%
Class 2	1.25

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses,

18	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.99%
Class 2	1.24

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and net operating losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$382,376
Accumulated net realized gain	(382,376)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012 ($)	2011 ($)
Long-term capital gains	173,333	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$97,415
Undistributed accumulated long-term gain	830,768
Unrealized appreciation	4,186,023

At December 31, 2012, the cost of investments for federal income tax purposes was $88,586,478 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,295,763
Unrealized depreciation	(3,109,740)
Net unrealized appreciation	4,186,023

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $86,595,793 and $80,266,329, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested

Annual Report 2012	19

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 82.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Communications and Information Portfolio, a series of Seligman Portfolios, Inc. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $5,853,610 and the combined net assets immediately after the acquisition were $77,267,872.

The merger was accomplished by a tax-free exchange of 3,075,259 shares of Seligman Communications and Information Portfolio valued at $71,414,262 (including $8,213,589 of unrealized appreciation).

In exchange for Seligman Communications and Information Portfolio shares, the Fund issued the following number of shares:

Shares
Class 1	1,259,171
Class 2	2,205,485

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Communications and Information Portfolio’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Communications and Information Portfolio that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment loss, net realized gain on investments, net change in unrealized depreciation and net decrease in net assets resulting from operations for the year ended December 31, 2011, would have been approximately $(0.3) million, $4.2 million, $(7.7) million and $(3.8) million, respectively.

20	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Technology and Technology-Related Investment Risk

The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	21

Columbia Variable Portfolio – Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Seligman Global Technology Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

22	Annual Report 2012

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amendment No. 1 to the Agreement and Declaration of Trust effective September 11, 2007, filed electronically on or about September 28, 2007 as Exhibit (a)(1) to Registrant’s Registration Statement No. 333-146374 is incorporated by reference.

(a)(2)	Amendment No. 2 to the Agreement and Declaration of Trust effective April 9, 2008, filed electronically on or about April 21, 2008 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(3)	Amendment No. 3 to the Agreement and Declaration of Trust effective January 8, 2009, filed electronically on or about April 29, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(4)	Amendment No. 4 to the Agreement and Declaration of Trust effective January 14, 2010, filed electronically on or about April 14, 2010 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(5)	Amendment No. 5 to the Agreement and Declaration of Trust effective April 6, 2010, filed electronically on or about April 29, 2010 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(6)	Amendment No. 6 to the Agreement and Declaration of Trust effective November 11, 2010, filed electronically on or about April 29, 2011 as Exhibit (a)(6) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(7)	Amendment No. 7 to the Agreement and Declaration of Trust effective January 13, 2011, filed electronically on or about April 29, 2011 as Exhibit (a)(7) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(8)	Amendment No. 8 to the Agreement and Declaration of Trust effective September 15, 2011, filed electronically on or about March 2, 2012 as Exhibit (a)(8) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(9)	Amendment No. 9 to the Agreement and Declaration of Trust effective January 12, 2012, filed electronically on or about March 2, 2012 as Exhibit (a)(9) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(10)	Amendment No. 10 to the Agreement and Declaration of Trust effective June 14, 2012, filed electronically on or about April 26, 2013 as Exhibit (a)(10) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(11)	Amendment No. 11 to the Agreement and Declaration of Trust effective September 13, 2012, filed electronically on or about April 26, 2013 as Exhibit (a)(11) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(12)	Amendment No. 12 to the Agreement and Declaration of Trust effective January 16, 2013, filed electronically on or about April 26, 2013 as Exhibit (a)(12) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No.
333-146374 is incorporated by reference.

(a)(13)	Amendment No. 13 to the Agreement and Declaration of Trust effective April 17, 2013, filed electronically on or about April 26, 2013 as Exhibit (a)(13) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No.
333-146374 is incorporated by reference.

(b)	By-laws filed electronically on or about September 28, 2007 as Exhibit (b) to Registrant’s Registration Statement No. 333-146374 are incorporated by reference.

(c)	Stock Certificate: Not Applicable.

(d)(1)	Form of Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and Registrant, filed electronically on or about April 26, 2013 as Exhibit (d)(1) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(2)	Form of Subadvisory Agreement between Columbia Management Investment Advisers, LLC and a Subadviser filed electronically on or about April 14, 2010 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(3)	Subadvisory Agreement, dated June 11, 2008, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about October 29, 2008 as Exhibit (d)(3) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(4)	Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited filed electronically on or about December 29, 2009 as Exhibit (d)(4) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No.
2-92309 is incorporated by reference.

(d)(5)	Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited filed electronically on or about April 29, 2011 as Exhibit (d)(5) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(6)	Amendment Three to Amended and Restated Subadvisory Agreement, dated July 1, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(6) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No.
333-131683 is incorporated by reference.

(d)(7)	Amendment Four to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(7) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No.
333-131683 is incorporated by reference.

(d)(8)	Addendum to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(8) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No.
333-131683 is incorporated by reference.

(d)(9)	Amendment Five to Amended and Restated Subadvisory Agreement, dated January 16, 2013, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about April 26, 2013 as Exhibit (d)(9) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(e)	Form of Distribution Agreement between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about April 26, 2013 as Exhibit (e) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(f)	Deferred Compensation Plan, adopted as of December 31, 2011, filed electronically on or about February 24, 2012 as Exhibit (f) to Columbia Funds Series Trust II Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(g)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about December 23, 2008 as Exhibit (g) to RiverSource International Managers, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1)	Form of Administrative Services Agreement between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about May 29, 2012 as Exhibit (h)(1) to Columbia Funds Series Trust II Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2)	Form of Transfer and Dividend Disbursing Agent Agreement, between Registrant and Columbia Management Investment Services Corp., filed electronically on or about April 26, 2013 as Exhibit (h)(2) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(3)	Form of Master Fee Cap/Fee Waiver Agreement by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp. and the Registrant, filed electronically on or about November 7, 2012 as Exhibit (h)(4) to Columbia Funds Series Trust II Post-Effective Amendment No. 73 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4)	Form of License Agreement, dated July 10, 2004, between Threadneedle Asset Management Holdings Limited and the Registrant filed electronically on or about December 24, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 33-25824 is incorporated by reference.

(h)(5)	Form of License Agreement Amendment, dated May 15, 2008, between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about June 30, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 56 to Registration Statement No. 33-25824 is incorporated by reference.

(h)(6)	Form of License Agreement Amendment between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about July 8, 2009 as Exhibit (h)(10) to RiverSource International Series, Inc. Post-Effective Amendment No. 51 to Registration Statement No. 2-92309 is incorporated by reference.

(h)(7)	Agreement and Plan of Reorganization, dated September 11, 2007, between RiverSource Variable Portfolio Funds, each a series of a Minnesota corporation, and corresponding RiverSource Variable Portfolio Funds, each a series of RiverSource Variable Portfolio Trust, now known as Columbia Funds Variable Series Trust II, a Massachusetts business trust, and between RiverSource Variable Portfolio – Core Bond Fund, a series of RiverSource Variable Series Trust, and RiverSource Variable Portfolio – Diversified Bond Fund, a series of RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, filed electronically on or about April 21, 2008 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(8)	Agreement and Plan of Reorganization, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(9) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(9)	Agreement and Plan of Redomiciling, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(10) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(i)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)(1)	Consents of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) are filed electronically herewith.

(j)(2)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) is filed electronically herewith.

(k)	Omitted Financial Statements: Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)	Form of Plan and Agreement of Distribution between Registrant and Columbia Management Investment Distributors, Inc. filed electronically on or about April 26, 2013 as Exhibit (m) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(n)	Form of Rule 18f – 3(d) Plan filed electronically on or about April 26, 2013 as Exhibit (n) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(o)	Reserved.

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about November 29, 2011 as
Exhibit (p)(1) to Columbia Funds Series Trust II Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated July 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(2) to Columbia Funds Series Trust II Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser Donald Smith & Co., Inc., adopted January 1, 2005, revised March 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(4) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(4)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Small Cap Value Funds’ Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, filed electronically on or about April 2, 2012 as Exhibit (p)(5) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(5)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Value Fund’s Subadviser River Road Asset Management, LLC, dated January 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(6)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Value Fund’s Subadviser Denver Investment Advisors LLC effective January 11, 2011, filed electronically on or about April 29, 2011 as Exhibit (p)(7) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(7)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser Turner Investment Partners, Inc., dated February 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(8) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No.
333-146374 is incorporated by reference.

(p)(8)	Code of Ethics, dated November 30, 2009, adopted under Rule 17j-1, for Columbia Asia Pacific ex-Japan, Columbia Commodity Strategy, Columbia European Equity, Columbia Global Equity, Columbia Variable Portfolio – Commodity Strategy and Columbia Variable Portfolio – International Opportunity Funds’ Subadviser Threadneedle International Ltd., filed electronically on or about April 29, 2011 as Exhibit (p)(9) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(9)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – American Century Diversified Bond and Variable Portfolio – American Century Growth Funds’ Subadviser American Century Investment Management, Inc., dated January 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(10)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Invesco International Growth Fund’s Subadviser Invesco Advisers, Inc., dated January 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(11)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Morgan Stanley Global Real Estate Fund’s Subadviser Morgan Stanley Investment Management Inc., dated September 17, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(12) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(12)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – MFS Value Fund’s Subadviser Massachusetts Financial Services Company, dated February 22, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(13) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(13)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – J.P. Morgan Core Bond Fund’s Subadviser J.P. Morgan Investment Management Inc., dated February 1, 2005, amended July 15, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(14) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(14)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – NFJ Dividend Value Fund’s Subadviser NFJ Investment Group LLC, dated October 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(16) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(15)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – PIMCO Mortgage-Backed Securities Fund’s Subadviser Pacific Investment Management Company, LLC, dated May 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(17) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(16)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser London Company of Virginia dated, April 7, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(18) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(17)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth and Variable Portfolio – Wells Fargo Short Duration Government Funds’ Subadviser Wells Capital Management Incorporated dated April 1, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(19) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(18)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Nuveen Winslow Large Cap Growth Fund’s Subadviser Winslow Capital Management, LLC., dated January 1, 2011, amended August 15, 2011 filed electronically on or about April 2, 2012 as Exhibit (p)(20) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No.
333-146374 is incorporated by reference.

(p)(19)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – DFA International Value Fund’s Subadviser Dimensional Fund Advisors, L.P., dated October 23, 2012, filed electronically on or about April 26, 2013 as Exhibit (p)(19) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(20)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Mondrian International Small Cap Fund’s Subadviser Mondrian Investment Partners Limited, dated January 1, 2007, filed electronically on or about April 14, 2010 as Exhibit (p)(24) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(21)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Eaton Vance Floating-Rate Income Fund’s Subadviser Eaton Vance Management, dated June 1, 2012, filed electronically on or about April 26, 2013 as Exhibit (p)(21) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(22)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Columbia Wanger International Equities and Columbia Wanger U.S. Equities Funds’ Subadviser Columbia Wanger Asset Management, LLC, dated October 12, 2012, filed electronically on or about April 26, 2013 as Exhibit (p)(22) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(23)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Jennison Mid Cap Growth Fund’s Subadviser Jennison Associates, LLC, dated January 3, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(27) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(24)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Pyramis International Equity Fund’s Subadviser Pyramis Global Advisors, LLC, dated 2013, filed electronically on or about April 26, 2013 as Exhibit (p)(24) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(25)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund’s Subadviser BlackRock Financial Management, Inc., dated November 10, 2011, filed electronically on or about April 26, 2013 as Exhibit (p)(25) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(26)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Holland Large Cap Growth Fund’s Subadviser Holland Capital Management LLC, dated June 2012, filed electronically on or about April 26, 2013 as Exhibit (p)(26) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(27)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Victory Established Value Fund’s Subadviser Victory Capital Management Inc., dated October 1, 2011, filed electronically on or about April 26, 2013 as Exhibit (p)(27) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(28)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser Palisade Capital Management, LLC, dated May 2012, filed electronically on or about April 26, 2013 as Exhibit (p)(28) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(29)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Sit Dividend Growth Fund’s Subadviser Sit Investment Associates, Inc., dated October 1, 2010, filed electronically on or about April 26, 2013 as Exhibit (p)(29) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

(q)	Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 17, 2013, filed electronically on or about April 26, 2013 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374 is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the Columbia funds, may make initial capital investments in Columbia funds (seed accounts). Columbia Management also serves as investment manager of certain Columbia funds-of-funds that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain Columbia funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 30. Indemnification

The Agreement and Declaration of Trust of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant’s investment adviser, or any subadviser to a series of the Registrant, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(1)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(2)	American Century Investment Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of American Century Investment Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by American Century Investment Management, Inc. and is incorporated herein by reference. Information about the business of American Century Investment Management, Inc. and the directors and principal executive officers of American Century Investment Management, Inc. is also included in the Form ADV filed by American Century Investment Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-8174), which is incorporated herein by reference.

(3)	Barrow, Hanley, Mewhinney & Strauss, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Barrow, Hanley, Mewhinney & Strauss, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc. and is incorporated herein by reference. Information about the business of Barrow, Hanley, Mewhinney & Strauss, Inc. and the directors and principal executive officers of Barrow, Hanley, Mewhinney & Strauss, Inc. is also included in the Form ADV filed by Barrow, Hanley, Mewhinney & Strauss, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-31237), which is incorporated herein by reference.

(4)	BlackRock Financial Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of BlackRock Financial Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by BlackRock Financial Management, Inc. and is incorporated herein by reference. Information about the business of BlackRock Financial Management, Inc. and the directors and principal executive officers of BlackRock Financial Management, Inc. is also included in the Form ADV filed by BlackRock Financial Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-48433), which is incorporated herein by reference.

(5)	Columbia Wanger Asset Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Columbia Wanger Asset Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Columbia Wanger Asset Management, Inc. and is incorporated herein by reference. Information about the business of Columbia Wanger Asset Management, Inc. and the directors and principal executive officers of Columbia Wanger Asset Management, Inc. is also included in the Form ADV filed by Columbia Wanger Asset Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-41391), which is incorporated herein by reference.

(6)	Denver Investment Advisors LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Denver Investment Advisors LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Denver Investment Advisors LLC and is incorporated herein by reference. Information about the business of Denver Investment Advisors LLC and the directors and principal executive officers of Denver Investment Advisors LLC is also included in the Form ADV filed by Denver Investment Advisors LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-47933), which is incorporated herein by reference.

(7)	Dimensional Fund Advisors, L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of Dimensional Fund Advisors, L.P. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Dimensional Fund Advisors, L.P. and is incorporated herein by reference. Information about the business of Dimensional Fund Advisors, L.P. and the directors and principal executive officers of Dimensional Fund Advisors, L.P. is also included in the Form ADV filed by Dimensional Fund Advisors, L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-16283), which is incorporated herein by reference.

(8)	Donald Smith & Co., Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Donald Smith & Co., Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Donald Smith & Co., Inc. and is incorporated herein by reference. Information about the business of Donald Smith & Co., Inc. and the directors and principal executive officers of Donald Smith & Co., Inc. is also included in the Form ADV filed by Donald Smith & Co., Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-10798), which is incorporated herein by reference.

(9)	Eaton Vance Management performs investment management services for the Registrant and certain other clients. Information regarding the business of Eaton Vance Management is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Eaton Vance Management and is incorporated herein by reference. Information about the business of Eaton Vance Management and the directors and principal executive officers of Eaton Vance Management is also included in the Form ADV filed by Eaton Vance Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-15930), which is incorporated herein by reference.

(10)	Holland Capital Management LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Holland Capital Management LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Holland Capital Management LLC and is incorporated herein by reference. Information about the business of Holland Capital Management LLC and the directors and principal executive officers of Holland Capital Management LLC is also included in the Form ADV filed by Holland Capital Management LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-38709), which is incorporated herein by reference.

(11)	Invesco Advisers, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Invesco Advisers, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Invesco Advisers, Inc. and is incorporated herein by reference. Information about the business of Invesco Advisers, Inc. and the directors and principal executive officers of Invesco Advisers Inc. is also included in the Form ADV filed by Invesco Advisers, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-33949), which is incorporated herein by reference.

(12)	J.P. Morgan Investment Management Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of J.P. Morgan Investment Management Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by J.P. Morgan Investment Management Inc. and is incorporated herein by reference. Information about the business of J.P. Morgan Investment Management Inc. and the directors and principal executive officers of J.P. Morgan Investment Management Inc. is also included in the Form ADV filed by J.P. Morgan Investment Management Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-21011), which is incorporated herein by reference.

(13)	Jennison Associates LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Jennison Associates LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Jennison Associates LLC and is incorporated herein by reference. Information about the business of Jennison Associates LLC and the directors and principal executive officers of Jennison Associates LLC is also included in the Form ADV filed by Jennison Associates LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-5608), which is incorporated herein by reference.

(14)	The London Company of Virginia performs investment management services for the Registrant and certain other clients. Information regarding the business of The London Company of Virginia is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by London Company of Virginia and is incorporated herein by reference. Information about the business of The London Company of Virginia and the directors and principal executive officers of The London Company of Virginia is also included in the Form ADV filed by The London Company of Virginia with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-46604), which is incorporated herein by reference.

(15)	Massachusetts Financial Services Company performs investment management services for the Registrant and certain other clients. Information regarding the business of Massachusetts Financial Services Company is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Massachusetts Financial Services Company and is incorporated herein by reference. Information about the business of Massachusetts Financial Services Company and the directors and principal executive officers of Massachusetts Financial Services Company is also included in the Form ADV filed by Massachusetts Financial Services Company with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-17352), which is incorporated herein by reference.

(16)	Mondrian Investment Partners Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Mondrian Investment Partners Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Mondrian Investment Partners Limited and is incorporated herein by reference. Information about the business of Mondrian Investment Partners Limited and the directors and principal executive officers of Mondrian Investment Partners Limited is also included in the Form ADV filed by Mondrian Investment Partners Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-37702), which is incorporated herein by reference.

(17)	Morgan Stanley Investment Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Morgan Stanley Investment Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Morgan Stanley Investment Management, Inc. and is incorporated herein by reference. Information about the business of Morgan Stanley Investment Management, Inc. and the directors and principal executive officers of Morgan Stanley Investment Management, Inc. is also included in the Form ADV filed by Morgan Stanley Investment Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-15757), which is incorporated herein by reference.

(18)	NFJ Investment Group LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of NFJ Investment Group LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by NFJ Investment Group LLC and is incorporated herein by reference. Information about the business of NFJ Investment Group LLC and the directors and principal executive officers of NFJ Investment Group LLC is also included in the Form ADV filed by NFJ Investment Group LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-47940), which is incorporated herein by reference.

(19)	Pacific Investment Management Company LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Pacific Investment Management Company LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Pacific Investment Management Company LLC and is incorporated herein by reference. Information about the business of Pacific Investment Management Company LLC and the directors and principal executive officers of Pacific Investment Management Company LLC is also included in the Form ADV filed by Pacific Investment Management Company LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-48187), which is incorporated herein by reference.

(20)	Palisade Capital Management, L.L.C. performs investment management services for the Registrant and certain other clients. Information regarding the business of Palisade Capital Management, L.L.C. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Palisade Capital Management, L.L.C. and is incorporated herein by reference. Information about the business of Palisade Capital Management, L.L.C. and the directors and principal executive officers of Palisade Capital Management, L.L.C. is also included in the Form ADV filed by Palisade Capital Management, L.L.C. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-48401), which is incorporated herein by reference.

(21)	Pyramis Global Advisors, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Pyramis Global Advisors, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Pyramis Global Advisors, LLC and is incorporated herein by reference. Information about the business of Pyramis Global Advisors, LLC and the directors and principal executive officers of Pyramis Global Advisors, LLC is also included in the Form ADV filed by Pyramis Global Advisors, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63658), which is incorporated herein by reference.

(22)	River Road Asset Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of River Road Asset Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by River Road Asset Management, LLC and is incorporated herein by reference. Information about the business of River Road Asset Management, LLC and the directors and principal executive officers of River Road Asset Management, LLC is also included in the Form ADV filed by River Road Asset Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-64175), which is incorporated herein by reference.

(23)	Sit Investment Associates, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Sit Investment Associates, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Sit Investment Associates, Inc. and is incorporated herein by reference. Information about the business of Sit Investment Associates, Inc. and the directors and principal executive officers of Sit Investment Associates, Inc. is also included in the Form ADV filed by Sit Investment Associates, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-16350), which is incorporated herein by reference.

(24)	Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of Threadneedle International Limited is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.

(25)	Turner Investment Partners, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Turner Investment Partners, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Turner Investment Partners, Inc. and is incorporated herein by reference. Information about the business of Turner Investment Partners, Inc. and the directors and principal executive officers of Turner Investment Partners, Inc. is also included in the Form ADV filed by Turner Investment Partners, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-36220), which is incorporated herein by reference.

(26)	Victory Capital Management Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Victory Capital Management Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Victory Capital Management Inc. and is incorporated herein by reference. Information about the business of Victory Capital Management Inc. and the directors and principal executive officers of Victory Capital Management Inc. is also included in the Form ADV filed by Victory Capital Management Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-46878), which is incorporated herein by reference.

(27)	Wells Capital Management Incorporated performs investment management services for the Registrant and certain other clients. Information regarding the business of Wells Capital Management Incorporated is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Wells Capital Management Incorporated and is incorporated herein by reference. Information about the business of Wells Capital Management Incorporated and the directors and principal executive officers of Wells Capital Management Incorporated is also included in the Form ADV filed by Wells Capital Management Incorporated with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-21122), which is incorporated herein by reference.

(28)	Winslow Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Winslow Capital Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Winslow Capital Management, Inc. and is incorporated herein by reference. Information about the business of Winslow Capital Management, Inc. and the directors and principal executive officers of Winslow Capital Management, Inc. is also included in the Form ADV filed by Winslow Capital Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-41316), which is incorporated herein by reference.

Item 32. Principal Underwriter

(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. Truscott	Chief Executive Officer	Board Member, Senior Vice President

Amy Unckless	President and Chief Administrative Officer	None

Jeffrey F. Peters	Senior Vice President	None

Dave K. Stewart	Chief Financial Officer	None

Scott R. Plummer	Senior Vice President, Chief Counsel and Assistant Secretary	Senior Vice President and Chief Legal Officer

Stephen O. Buff	Vice President, Chief Compliance Officer	None

Christopher Thompson	Senior Vice President and Head of Intermediary Distribution, Marketing and Product	None

Brian Walsh	Vice President, Strategic Relations	None

Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None

Thomas R. Moore	Secretary	None

Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Paul B. Goucher	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Tara W. Tilbury	Vice President and Assistant Secretary	Assistant Secretary

Nancy W. LeDonne	Vice President and Assistant Secretary	None

Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary

Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary

Christopher O. Petersen	Vice President and Assistant Secretary	Vice President and Secretary

Eric T. Brandt	Vice President and Assistant Secretary	None

Ken Murphy	Anti-Money Laundering Officer	None

Kevin Wasp	Ombudsman	None

Lee Faria	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.

(c)	Not Applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

•	Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111;

•	Registrant’s subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201;

•	Registrant’s subadviser, BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022;

•	Registrant’s subadviser, Columbia Wanger Asset Management LLC, 227 West Monroe Street, Chicago, Illinois 60606;

•	Registrant’s subadviser, Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202;

•	Registrant’s subadviser, Dimensional Fund Advisors, L.P., 6300 Bee Cave Road, Building One, Austin, TX 78749;

•	Registrant’s subadviser, Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, New York 10019;

•	Registrant’s subadviser, Eaton Vance Management, Two International Place Boston, Massachusetts 02110;

•	Registrant’s subadviser, Holland Capital Management LLC, 303 W. Madison, Suite 700, Chicago, Illinois 60606;

•	Registrant’s subadviser, Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309;

•	Registrant’s subadviser, J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, New York 10017;

•	Registrant’s subadviser, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017;

•	Registrant’s subadviser, London Company of Virginia, 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226;

•	Registrant’s subadviser, Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116;

•	Registrant’s subadviser, Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London, United Kingdom EC2V7JD;

•	Registrant’s subadviser, Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036;

•	Registrant’s subadviser, NFJ Investment Group LLC, 2100 Ross Avenue, Suite 700, Dallas TX 75201;

•	Registrant’s subadviser, Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660;

•	Registrant’s subadviser, Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024;

•	Registrant’s subadviser, Pyramis Global Advisors, LLC, 900 Salem Street, Smithfield, Rhode Island 02917;

•	Registrant’s subadviser, River Road Asset Management, LLC, 462 South Fourth Street, Suite 1600 Louisville, Kentucky 40202;

•	Registrant’s subadviser, Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402;

•	Registrant’s subadviser Threadneedle International Limited, London EC3A 8JQ, United Kingdom;

•	Registrant’s subadviser Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312;

•	Registrant’s subadviser, Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144;

•	Registrant’s subadviser, Wells Capital Management Incorporated, 525 Market Street, San Francisco, California 94105;

•	Registrant’s subadviser, Winslow Capital Management, LLC, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402;

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, COLUMBIA FUNDS VARIABLE SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 29th day of April, 2013.

COLUMBIA FUNDS VARIABLE SERIES TRUST II

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April, 2013.

Signature	Capacity	Signature	Capacity

/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)	/s/ R. Glenn Hilliard* R. Glenn Hilliard	Trustee

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	/s/ Catherine James Paglia* Catherine James Paglia	Trustee

/s/ Joseph F. DiMaria Joseph F. DiMaria	Chief Accounting Officer (Principal Accounting Officer)	/s/ Leroy C. Richie* Leroy C. Richie	Trustee

/s/ Stephen R. Lewis, Jr.* Stephen R. Lewis, Jr.	Chair of the Board	/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee	/s/ Minor M. Shaw* Minor M. Shaw	Trustee

/s/ Edward J. Boudreau, Jr.* Edward J. Boudreau, Jr.	Trustee	/s/ Alison Taunton-Rigby* Alison Taunton-Rigby	Trustee

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee	/s/ William F. Truscott* William F. Truscott	Trustee

/s/ William P. Carmichael* William P. Carmichael	Trustee

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee

/s/ William A. Hawkins* William A. Hawkins	Trustee

*	Signed pursuant to Directors/Trustees Power of Attorney, dated April 17, 2013, filed electronically on or about April 26, 2013 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374, by:

/s/ Scott R. Plummer
Scott R. Plummer

Contents of this Post-Effective Amendment No. 32 to Registration Statement

No. 333-146374

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

The prospectus for:

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Cash Management Fund

Columbia Variable Portfolio – Diversified Bond Fund

Columbia Variable Portfolio – Dividend Opportunity Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – International Opportunity Fund

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Large Core Quantitative Fund

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Columbia Variable Portfolio – S&P 500 Index Fund

Columbia Variable Portfolio – Select Large-Cap Value Fund

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Variable Portfolio – Partners Small Cap Value Fund

Variable Portfolio – Sit Dividend Growth Fund

Variable Portfolio – Victory Established Value Fund

The prospectus for:

Columbia Variable Portfolio – Limited Duration Credit Fund

Variable Portfolio – American Century Diversified Bond Fund

Variable Portfolio – American Century Growth Fund

Variable Portfolio – Columbia Wanger International Equities Fund

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Variable Portfolio – DFA International Value Fund

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Holland Large Cap Growth Fund

Variable Portfolio – Invesco International Growth Fund

Variable Portfolio – J.P. Morgan Core Bond Fund

Variable Portfolio – Jennison Mid Cap Growth Fund

Variable Portfolio – MFS Value Fund

Variable Portfolio – Mondrian International Small Cap Fund

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Variable Portfolio – NFJ Dividend Value Fund

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Variable Portfolio – Pyramis International Equity Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund

The prospectus for:

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

The prospectus for:

Columbia Variable Portfolio – Core Equity Fund

The prospectus for:

Columbia Variable Portfolio – Emerging Markets Bond Fund

The prospectus for:

Columbia Variable Portfolio – Seligman Global Technology Fund

Part B.

Statement of Additional Information

Financial Statements.

Part C.

Other information.

The signatures.

EXHIBIT INDEX

(i)	Opinion and consent of counsel as to the legality of the securities being registered.

(j)(1)	Consents of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

(j)(2)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP).